PROSPECTUS                                                                                             October 23, 2000

                                                  AMERICAN SKANDIA TRUST
                                      One Corporate Drive, Shelton, Connecticut 06484
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American  Skandia  Trust  (the  "Trust")  is an  investment  company  made  up of  the  following  41  separate  portfolios
("Portfolios"):

AST Founders Passport Portfolio
AST Scudder Japan Portfolio
AST AIM International Equity Portfolio
AST Janus Overseas Growth Portfolio
AST American Century International Growth Portfolio
AST American Century International Growth Portfolio II
AST MFS Global Equity Portfolio
AST Janus Small-Cap Growth Portfolio
AST Kemper Small-Cap Growth Portfolio
AST Federated Aggressive Growth Portfolio
AST Lord Abbett Small Cap Value Portfolio
AST Gabelli Small-Cap Value Portfolio
AST Janus Mid-Cap Growth Portfolio
AST Alger Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST Alger All-Cap Growth Portfolio
AST Gabelli All-Cap Value Portfolio
AST Kinetics Internet Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Alliance Growth Portfolio
AST MFS Growth Portfolio
AST Alger Growth Portfolio
AST Marsico Capital Growth Portfolio
AST JanCap Growth Portfolio
AST Janus Strategic Value Portfolio
AST Cohen & Steers Realty Portfolio
AST Sanford Bernstein Managed Index 500 Portfolio
AST American Century Income & Growth Portfolio
AST Alliance Growth and Income Portfolio
AST MFS Growth with Income Portfolio
AST INVESCO Equity Income Portfolio
AST AIM Balanced Portfolio
AST American Century Strategic Balanced Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Global Bond Portfolio
AST Federated High Yield Portfolio
AST Lord Abbett Bond-Debenture Portfolio
AST PIMCO Total Return Bond Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST Money Market Portfolio

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance  companies  ("Participating  Insurance  Companies")  writing variable annuity  contracts  and  variable  life  insurance  policies.  Shares  of the Trust may also be sold  directly  to  certain tax-deferred  retirement  plans.  Each variable  annuity  contract and variable  life  insurance  policy  involves fees and expenses not  described in this  Prospectus.  Please read the  Prospectus  for the variable  annuity  contract and variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

                                                     TABLE OF CONTENTS
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                                                    RISK/RETURN SUMMARY

         American  Skandia Trust (the "Trust") is comprised of forty-one  investment  portfolios  (the  "Portfolios").  The
Portfolios  are designed to provide a wide range of investment  options.  Each  Portfolio has its own  investment  goal and style  (and,  as a  result,  its own  level  of  risk).  Some of the  Portfolios  offer  potential  for high  returns  with correspondingly  higher risk,  while others offer stable  returns with  relatively  less risk. It is possible to lose money when investing even in the most  conservative  of the  Portfolios.  Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         It is not  possible to provide an exact  measure of the risk to which a Portfolio  is subject,  and a  Portfolio's risk will vary based on the securities that it holds at a given time.  Nonetheless,  based on each  Portfolio's  investment style and the risks  typically  associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject.  The following  discussion  highlights the investment  strategies and risks of each Portfolio.
Additional  information  about each  Portfolio's  potential  investments and its risks is included in this Prospectus under
"Investment Objectives and Policies."

International and Global Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Founders Passport             Capital growth                 The Portfolio invests primarily in equity securities of small capitalization foreign companies.

Scudder Japan                 Long-term capital growth       The Portfolio invests primarily in securities issued by
                                                             Japan-based companies or their affiliates, or by companies that derive more than half of their revenues from Japan.

AIM International             Capital growth                 The Portfolio invests primarily in equity securities of
                                                             foreign companies.

Janus Overseas Growth         Long-term capital growth       The Portfolio invests primarily in common stocks of foreign companies.

American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth                                                       foreign companies.

American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth II                                                    foreign companies.

MFS Global Equity            Capital growth                  The Portfolio invests primarily in common stocks and related securities of U.S. and foreign issuers.

Principal Investment Strategies:
-------------------------------

The AST Founders Passport  Portfolio  normally invests primarily in securities issued by foreign companies that have market capitalizations  of $1.5  billion or less.  These  securities  may  represent  companies in both  established  and emerging economies  throughout  the world.  At least 65% of the  Portfolio's  total  assets  normally  will be  invested  in foreign securities  representing  a minimum  of three  countries.  The  Portfolio  may  invest in larger  foreign  companies  or in
U.S.-based companies if, in the Sub-advisor's opinion, they represent better prospects for capital growth.

The  Sub-advisor  to the  Portfolio  looks for  companies  whose  fundamental  strengths  indicate  potential for growth in earnings per share.  The  Sub-advisor  generally  takes a "bottom up" approach to building the Portfolio,  which means that the Sub-advisor will search for individual  companies that demonstrate the best potential for significant  earnings growth, rather than choose investments based on broader economic characteristics of countries or industries.

The AST Scudder  Japan  Portfolio  pursues its  investment  objective  by  investing at least 80% of net assets in Japanese securities  (those issued by Japan-based  companies or their  affiliates,  or by any company that derives more than half of its  revenues  from  Japan).  The  Portfolio  may  invest in stocks of any size,  including  up to 30% of its net assets in smaller companies that are traded over-the-counter.

In choosing stocks, the Sub-advisor uses a combination of three analytical disciplines:

         Bottom-up research.  The Sub-advisor looks for individual companies with effective management,  strong competitive positioning,  active research and development,  and sound balance sheets. The Sub-advisor also evaluates  fundamentals such as price-to-earnings ratios.

         Growth  orientation.  The Sub-advisor  prefers companies whose revenue or earnings seem likely to grow faster than the average for their market and whose stock prices appear reasonable in light of their business prospects.

         Top-down analysis.  The Sub-advisor considers the economic outlooks for various sectors and industries.

The Sub-advisor may favor  securities  from different  industries and companies at different times while still  maintaining variety in terms of the industries and companies represented.

The  Portfolio  will  normally  sell a  security  when it  reaches a target  price,  its  fundamentals  have  changed,  the
Sub-advisor believes other investments offer better opportunities, or when adjusting its emphasis on a given industry.

The AST AIM International Equity Portfolio seeks to meet its investment objective by investing,  normally,  at least 70% of its assets in  marketable  equity  securities  of foreign  companies  that are listed on a  recognized  foreign  securities exchange or traded in a foreign  over-the-counter  market.  The Portfolio will normally  invest in a diversified  portfolio that includes companies located in at least four countries outside the United States,  emphasizing  investment in companies in the developed  countries of Western Europe and the Pacific Basin.  The  Sub-advisor  does not intend to invest more than
20% of the Portfolio's total assets in companies located in developing countries.

The Sub-advisor  focuses on companies that have  experienced  above-average,  long-term  growth in earnings and have strong prospects for future growth.  In selecting  countries in which the Portfolio will invest,  the  Sub-advisor  also considers such factors as the prospect for relative  economic  growth among countries or regions,  economic or political  conditions, currency exchange  fluctuations,  tax considerations and the liquidity of a particular security.  The Sub-advisor considers whether to sell a particular security when any of those factors materially changes.

The AST Janus Overseas Growth Portfolio  pursues its objective  primarily  through  investments in common stocks of issuers located  outside the United  States.  The Portfolio  has the  flexibility  to invest on a worldwide  basis in companies and organizations of any size,  regardless of country of organization or place of principal  business  activity.  The Portfolio normally  invests at least 65% of its total  assets in  securities  of  issuers  from at least  five  different  countries, excluding the United States.  Although the Portfolio  intends to invest  substantially all of its assets in issuers located outside the United  States,  it may at times  invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio invests primarily in stocks selected for their growth  potential.  The Sub-advisor  generally takes a "bottom up" approach to choosing  investments  for the Portfolio.  In other words,  the  Sub-advisor  seeks to identify  individual companies  with  earnings  growth  potential  that may not be  recognized  by the market at large,  regardless of where the companies  are  organized  or where  they  primarily  conduct  business.  Although  themes  may  emerge  in the  Portfolio, securities  are  generally  selected  without  regard to any defined  allocation  among  countries,  geographic  regions or industry sectors, or other similar selection procedure.

The AST  American  Century  International  Growth  Portfolio  will seek to achieve its  investment  objective  by investing primarily in equity  securities  of  international  companies  that the  Sub-advisor  believes  will increase in value over time. The  Sub-advisor  uses a growth  investment  strategy it developed that looks for companies with earnings and revenue growth.  Ideally,  the Sub-advisor  looks for companies  whose earnings and revenues are not only growing,  but are growing at an accelerating  pace. For purposes of the Portfolio,  equity  securities  include common stocks,  preferred  stocks and convertible securities.

The  Sub-advisor  tracks  financial  information  for  thousands of companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This strategy is based on the premise that,  over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The Sub-advisor  recognizes that, in addition to locating strong companies with  accelerating  earnings,  the allocation of assets among  different  countries  and regions also is an important  factor in managing an  international  portfolio.  For this reason,  the  Sub-advisor  will  consider a number of other  factors in making  investment  selections,  including the prospects for relative economic growth among countries or regions,  economic and political  conditions,  expected inflation rates,  currency  exchange  fluctuations  and tax  considerations.  Under normal  conditions,  the Portfolio will invest at least 65% of its assets in equity  securities  of  issuers  from at least  three  countries  outside of the United  States.
While the Portfolio's focus will be on issuers in developed  markets,  the Sub-advisor  expects to invest to some degree in issuers in developing countries.

The AST  American  Century  International  Growth  Portfolio  II  (formerly,  the AST T. Rowe  Price  International  Equity
Portfolio)  will seek to achieve its  investment  objective  in the same manner as the AST American  Century  International
Growth Portfolio as described above.

The AST MFS Global Equity Portfolio  invests,  under normal market  conditions,  at least 65% of its total assets in common stocks and related  securities,  such as preferred  stock,  convertible  securities  and depositary  receipts,  of U.S. and foreign issuers (including issuers in developing countries).

The  Portfolio  focuses on  companies  that the  Sub-advisor  believes  have  favorable  growth  prospects  and  attractive valuations  based on current and expected  earnings or cash flow. The Portfolio  generally seeks to purchase  securities of companies with relatively  large market  capitalizations  relative to the market in which they are traded.  The Portfolio's investments  may include  securities  traded in the  over-the-counter  markets,  rather than on securities  exchanges.  The
Sub-advisor  uses a "bottom  up," as opposed to "top down,"  investment  style in managing the  Portfolio.  This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

Principal Risks:
---------------

o    All seven of the  international  and global  portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many  reasons,  including  reasons  related to the particular company, the industry of which it is a part, or the securities markets generally.

o        The level of risk of the international  portfolios will generally be higher than the level of risk associated with domestic  equity funds.  Foreign  investments  involve risks such as fluctuations  in currency  exchange  rates,  less liquid and more volatile  securities  markets,  unstable political and economic  structures,  reduced  availability of information,  and lack of  uniform  financial  reporting  and  regulatory  practices  such as those that apply to U.S.
     issuers.  The level of risk of the AST MFS Global  Equity  Portfolio,  as a global fund that  invests in both U.S. and foreign  securities,  may be lower than that of many international  funds but higher than that of many domestic equity funds.  While none of the  international  and global  portfolios  invest primarily in companies  located in developing countries,  each may invest in those companies to some degree,  and the risks of foreign investment may be accentuated by investment in developing countries.

o        As a fund that  invests  primarily  in the  securities  of smaller  foreign  issuers,  the AST  Founders  Passport
     Portfolio  may be  subject  to a greater  level of risk than the other  international  funds.  Securities  of  smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger  companies,  in part because they may have limited product lines, markets, or financial resources.

o    The AST Scudder Japan  Portfolio's focus on a single country could give rise to increased risk, as the Portfolio's investments  will not be diversified  among countries having varying  characteristics  and market  performance.  Also,
     Japanese  economic  growth has  weakened  after the sharp  collapse of the stock  market in the 1990's and the current economic condition remains uncertain.

Capital Growth Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Janus Small-Cap Growth        Capital growth                 The Portfolio invests primarily in common stocks of small
                                                             capitalization companies.

Kemper Small-Cap Growth       Maximum capital growth         The Portfolio invests primarily in equity securities of small capitalization companies.

Federated Aggressive Growth   Capital growth                 The Portfolio invests primarily in equity securities of
                                                             companies offering superior prospects for earnings growth.

Lord Abbett Small Cap Value   Long-term capital growth       The Portfolio invests primarily in equity securities of small capitalization companies that are believed to be undervalued.

Gabelli Small-Cap Value       Long-term capital growth       The Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

Janus Mid-Cap Growth          Long-term capital growth       The Portfolio invests primarily in common stocks, with
                                                             normally at least 65% of the Portfolio's assets invested in medium-sized companies.

Alger Mid-Cap Growth          Long-term capital growth      The Portfolio invests primarily in the equity securities of medium-sized companies.

Neuberger Berman Mid-Cap      Capital growth                 The Portfolio invests primarily in common stocks of medium
Growth                                                       capitalization companies.

Neuberger Berman Mid-Cap      Capital growth                 The Portfolio invests primarily in common stocks of medium
Value                                                        capitalization companies, using a value-oriented investment approach.

Alger All-Cap Growth          Long-term capital growth       The Portfolio invests primarily in common and preferred
                                                             stocks.

Gabelli All-Cap Value         Capital Growth                 The Portfolio invests primarily in readily marketable equity securities.

Kinetics Internet             Long-term capital growth       The Portfolio invests primarily in the equity securities of companies that are engaged in the Internet and
                                                             Internet-related activities.

T. Rowe Price Natural         Long-term capital growth       The Portfolio invests primarily in common stocks of companies
Resources                                                    that own or develop natural resources and other basic
                                                             commodities.

Alliance Growth               Long-term capital growth      The Portfolio invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies

MFS Growth                    Long-term capital growth       The Portfolio invests primarily in common stocks and related
                              and future income              securities.

Alger Growth                  Long-term capital growth       The Portfolio invests primarily in equity securities that are listed on U.S. exchanges or in the over-the-counter market.

Marsico Capital Growth        Capital growth                 The Portfolio invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks.

JanCap Growth                 Capital growth                 The Portfolio invests primarily in common stocks.

Janus Strategic Value         Long-term capital growth       The Portfolio invests primarily in common stocks using a
                                                             "value" approach.

Principal Investment Strategies:
-------------------------------

The AST Janus Small-Cap  Growth Portfolio  pursues its objective by normally  investing at least 65% of its total assets in the common  stocks of  small-sized  companies.  For purposes of the  Portfolio,  small-sized  companies are those that have market  capitalizations  of less than $1.5 billion or annual gross revenues of less than $500 million.  To a lesser extent, the Portfolio may also invest in stocks of larger companies with potential for capital appreciation.

The  Sub-advisor  generally  takes a "bottom up" approach to building the Portfolio.  In other words,  it seeks to identify individual  companies with earnings  growth  potential that may not be recognized by the market at large.  Although  themes may emerge in the Portfolio,  securities are generally  selected  without  regard to any defined  industry  sector or other similar selection procedure.

At least 65% of the AST  Kemper  Small-Cap  Growth  Portfolio's  total  assets  normally  will be  invested  in the  equity securities  of  smaller  companies,  i.e.,  those  having  a market  capitalization  of $2  billion  or less at the time of investment,  many of which would be in the early stages of their life cycle.  Equity  securities  include common stocks and securities  convertible into or exchangeable for common stocks,  including  warrants and rights.  The Portfolio  intends to invest  primarily in stocks of companies  whose earnings per share are expected by the  Sub-advisor to grow faster than the market average ("growth stocks").

In managing  the  Portfolio,  the  Sub-advisor  emphasizes  stock  selection  and  fundamental  research.  The  Sub-advisor considers  a number of factors in  considering  whether to invest in a growth  stock,  including  high return on equity and earnings  growth rate, low level of debt,  strong balance sheet,  good  management and industry  leadership.  Other factors are patterns of increasing sales growth,  the development of new or improved products or services,  favorable  outlooks for growth in the  industry,  the  probability  of increased  operating  efficiencies,  emphasis on research  and  development, cyclical  conditions,  or other signs that a company may grow rapidly.  The Portfolio seeks attractive areas for investment that  arise  from  factors  such as  technological  advances,  new  marketing  methods,  and  changes  in the  economy  and population.

The AST  Federated  Aggressive  Growth  Portfolio  pursues its  investment  objective by investing in equity  securities of companies  offering  superior  prospects  for  earnings  growth.  The  Portfolio  focuses  its  investments  on the  equity securities of smaller companies,  but it is not subject to any specific market capitalization  requirements.  The Portfolio may invest in foreign issuers through American Depositary Receipts.

Using its own quantitative  process, the Sub-advisor rates the future performance  potential of companies.  The Sub-advisor evaluates each company's  earnings  quality in light of its current  valuation to narrow the list of attractive  companies.
The Sub-advisor then evaluates  product  positioning,  management  quality and  sustainability  of current growth trends of those companies.  Using this type of fundamental  analysis,  the Sub-advisor  selects the most promising  companies for the
Portfolio.

In  determining  the amount to invest in a security,  the  Sub-advisor  limits the  Portfolio's  exposure to each  business sector that comprises the S& P 500 Index.  The  Portfolio's  allocation to a sector will be no more than 300% of the Index's allocation to that sector or 30% of the total  portfolio,  whichever is greater.  The  Portfolio's  strategies with respect to security  analysis,  market  capitalization,  and sector  allocation are designed to produce a portfolio of stocks whose long-term growth prospects are significantly above those of the S&P 500 Index.

The AST Lord Abbett Small Cap Value Portfolio will seek its objective  through  investments  primarily in equity securities that are  believed  to be  undervalued  in the  marketplace.  Typically,  in choosing  stocks,  the  Sub-advisor  looks for companies using the following process:

o    Quantitative  research is performed to evaluate  various  criteria,  including  the price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow;
o        Fundamental  research is  conducted  to assess the  dynamics of each  company  within its  industry and within the company.  The Sub-advisor  evaluates the company's business  strategies by assessing  management's  ability to execute the strategies, and evaluating the adequacy of its financial resources.

Usually,  at least 65% of the  Portfolio's  total  assets  will be  invested  in common  stocks  issued  by  smaller,  less well-known  companies  (with  market  capitalizations  of less  than $1  billion)  selected  on the  basis  of  fundamental investment analysis.  The Portfolio may invest up to 35% of its assets in foreign securities.

The stocks in which the Portfolio  generally  invests are those which,  in the  Sub-advisor's  judgment,  are selling below their intrinsic value and at prices that do not adequately  reflect their long-term  business  potential.  Selected smaller stocks  may be  undervalued  because  they are  often  overlooked  by many  investors,  or  because  the  public  is overly pessimistic  about a company's  prospects.  Accordingly,  their  prices can rise  either as a result of  improved  business fundamentals,  particularly  when earnings grow faster than general  expectations,  or as more  investors come to recognize the  company's  underlying  potential.  The price of shares in  relation  to book  value,  sales,  asset  value,  earnings, dividends and cash flow, both historical and prospective,  are key determinants in the security  selection  process.  These criteria  are not rigid,  and other  stocks may be included  in the  Portfolio  if they are  expected to help it attain its objective.

The AST Gabelli  Small-Cap Value Portfolio  (formerly,  the AST T. Rowe Price Small Company Value Portfolio) will invest at least 65% of its total assets in stocks and  equity-related  securities  of small  companies  ($1 billion or less in market capitalization).  Reflecting a value approach to investing,  the Portfolio will seek the stocks of companies  whose current stock prices do not appear to  adequately  reflect their  underlying  value as measured by assets,  earnings,  cash flow or business  franchises.  The  Sub-advisor's  research  team seeks to  identify  companies  that appear to be  undervalued  by various  measures,  and may be temporarily  out of favor,  but have good prospects for capital  appreciation.  In selecting investments, the Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or price/cash flow ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The  Sub-advisor  then  determines  whether  there is an  emerging  catalyst  that will  focus  investor  attention  on the underlying  assets of the company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business through  restructuring  or other means.  The  Portfolio  may sell  securities  for a variety of reasons,  such as to secure gains,  limit  losses or re-deploy  assets into more  promising  opportunities.  The  Portfolio  will not sell a stock just because  the  company  has  grown to a market  capitalization  of more than $1  billion,  and it may on  occasion  purchase companies with a market cap of more than $1 billion.

The AST Janus Mid-Cap Growth  Portfolio  pursues its objective by investing  primarily in common stocks  selected for their growth  potential,  and normally invests at least 65% of its equity assets in medium-sized  companies.  For purposes of the
Portfolio,  medium-sized companies are those whose market capitalizations  (measured at the time of investment) fall within the range of  companies  in the  Standard & Poor's  MidCap 400 Index (the "S&P 400").  The  Sub-advisor  generally  takes a
"bottom up"  approach to  choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to identify individual  companies with earnings  growth  potential that may not be recognized by the market at large.  The  Sub-advisor makes this  assessment  by looking at  companies  one at a time,  regardless  of size,  country of  organization,  place of principal business activity, or other similar selection criteria.

The AST Alger Mid-Cap Growth Portfolio invests  primarily in equity  securities,  such as common or preferred stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market.  The Portfolio invests  primarily in growth stocks.  The
Sub-advisor believes that these stocks are those of two types of companies:

o    High Unit Volume Growth  Companies.  These are vital creative  companies that offer goods or services to a rapidly expanding  marketplace.  They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o    Positive  Life Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is expected to produce  advantageous  results.  These  changes  may  be as  varied  as  new  management,  products  or  technologies, restructurings or reorganizations, or mergers and acquisitions.

The Portfolio  focuses on midsize companies with promising  potential.  Under normal  circumstances,  the Portfolio invests primarily in the equity  securities of companies having a market  capitalization  within the range of companies in the S&P(R)
MidCap 400 Index.

To pursue its  objective,  the AST Neuberger  Berman  Mid-Cap Growth  Portfolio  primarily  invests in the common stocks of mid-cap  companies.  Companies  with  equity  market  capitalizations  from  $300  million  to $10  billion  at the time of investment  are  considered  mid-cap  companies  for  purposes  of the  Portfolio.  Some of the  Portfolio's  assets may be invested in the securities of large-cap  companies as well as in small-cap  companies.  The Portfolio  seeks to reduce risk by diversifying among many companies and industries.

The Portfolio is normally  managed using a  growth-oriented  investment  approach.  The Sub-advisor  looks for fast-growing companies  that  are  in  new  or  rapidly  evolving  industries.  Factors  in  identifying  these  companies  may  include above-average  growth of earnings or earnings that exceed analysts'  expectations.  The Sub-advisor may also look for other characteristics  in a company,  such as financial  strength,  a strong  position  relative to competitors and a stock price that is reasonable in light of its growth rate.

The  Sub-advisor  follows a disciplined  selling  strategy,  and may sell a stock when it reaches a target price,  fails to perform as expected, or appears substantially less desirable than another stock.

To pursue its  objective,  the AST Neuberger  Berman  Mid-Cap  Value  Portfolio  primarily  invests in the common stocks of mid-cap companies.  Some of the Portfolio's  assets may be invested in the securities of large-cap  companies as well as in small-cap companies.  The Portfolio seeks to reduce risk by diversifying among many companies and industries.

Under the Portfolio's  value-oriented  investment  approach,  the Sub-advisor looks for well-managed  companies whose stock prices are undervalued and that may rise in price when other  investors  realize their worth.  Factors that the Sub-advisor may use to identify these companies include strong fundamentals,  such as a low  price-to-earnings  ratio,  consistent cash flow,  and a sound  track  record  through  all  phases  of the  market  cycle.  The  Sub-advisor  may also  look for other characteristics  in a company,  such as a strong position  relative to  competitors,  a high level of stock ownership among management,  or a recent sharp decline in stock price that appears to be the result of a short-term market  overreaction to negative news.

The Sub-advisor  generally  considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The AST Alger All-Cap Growth Portfolio invests  primarily in equity  securities,  such as common or preferred stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market.  The  Portfolio  may invest in the equity  securities of companies of all sizes,  and may emphasize  either larger or smaller  companies at a given time based on the  Sub-advisor's assessment of particular companies and market conditions.

The Portfolio  invests  primarily in growth stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

o    High Unit Volume Growth  Companies.  Vital creative  companies that offer goods or services to a rapidly expanding marketplace.  They include both  established and emerging firms,  offering new or improved  products,  or firms simply fulfilling an increased demand for an existing product line.

o    Positive  Life  Cycle  Change  Companies.  Companies  experiencing  a major  change  that is  expected  to produce advantageous results.  These changes may be as varied as new management,  products or technologies,  restructurings or reorganizations, or mergers and acquisitions.

The AST Gabelli All-Cap Value Portfolio will primarily  invest in readily  marketable  equity  securities  including common stocks,  preferred  stocks and  securities  that may be  converted at a later time into common  stock.  The  Portfolio  may invest in the securities of companies of all sizes,  and may emphasize  either larger or smaller  companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

In making stock  selections,  the Portfolio  strives to earn a 10% real rate of return.  The Portfolio focuses on companies that appear  underpriced  relative to the value that the  Portfolio's  Sub-Advisor  believes  informed  investors  would be willing to pay for the company.  The  Sub-advisor  considers  factors such as price,  earnings  expectations,  earnings and price histories,  balance sheet  characteristics  and perceived  management  skills. The Sub-advisor also considers changes in economic and political outlooks as well as individual  corporate  developments.  The Sub-Advisor will sell any Portfolio investments that lose their perceived value relative to other investments.

Under  normal  circumstances,  the AST  Kinetics  Internet  Portfolio  invests  at least 65% of its total  assets in common stocks,  convertible securities,  warrants and other equity securities having the characteristics of common stocks, such as
American Depositary Receipts and International  Depositary Receipts,  of domestic and foreign companies that are engaged in the Internet and  Internet-related  activities.  The Internet is a collection of connected computers that allows commercial
and   professional   organizations,   educational   institutions,   government   agencies  and  consumers  to   communicate
electronically, access and share information and conduct business around the world.

Portfolio  securities will be selected by the  Sub-advisor  from companies that are engaged in the development of hardware, software and  telecommunications  solutions  that enable the  transaction  of business on the Internet by  individuals  and companies,  as well as companies that offer products and services  primarily via the Internet.  Accordingly,  the Portfolio seeks to invest in the equity  securities of companies  whose research and  development  efforts may result in higher stock values.  These  companies  may be  large,  medium  or  small  in size  if,  in the  Sub-advisor's  opinion,  they  meet the
Portfolio's investment criteria.

The  Sub-advisor  selects  portfolio  securities by evaluating a company's  positioning  and business  model as well as its ability to grow and expand its activities  via the Internet or achieve a competitive  advantage in  cost/profitability  and brand image leveraging via use of the Internet.  The Sub-advisor  also considers a company's  fundamentals by reviewing its balance sheets,  corporate revenues,  earnings and dividends.  Furthermore,  the Sub-advisor looks at the amount of capital a company currently expends on research and development.

The AST T. Rowe Price Natural  Resources  Portfolio  normally invests at least 65% of its total assets in the common stocks of natural  resource  companies  whose  earnings  and tangible  assets  could  benefit  from  accelerating  inflation.  The
Portfolio also may invest in  non-resource  companies with the potential for growth.  When  selecting  stocks,  we look for companies  that  have the  ability  to  expand  production,  to  maintain  superior  exploration  programs  and  production facilities,  and the potential to accumulate  new  resources.  Natural  resource  companies in which the Portfolio  invests generally own or develop energy sources,  precious metals,  nonferrous metals,  forest products,  real estate,  diversified resources and other basic  commodities  that can be produced and marketed  profitably  when both labor costs and prices are rising.

The Portfolio may sell  securities  for a variety of reasons,  such as to secure  gains,  limit losses or re-deploy  assets into more promising opportunities.

The AST Alliance Growth Portfolio  (formerly,  the AST Oppenheimer  Large-Cap Growth  Portfolio)  normally invests at least
85% of its total assets in the equity  securities of U.S.  companies.  Normally,  about 40-60 companies will be represented in the Portfolio,  with the 25 companies most highly regarded by the Sub-advisor usually constituting  approximately 70% of the  Portfolio's  net assets.  The  Portfolio is thus  atypical  from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

The Sub-advisor  relies heavily upon the fundamental  analysis and research of its internal research staff, which generally follows a primary research universe of more than 500 companies that have strong  management,  superior industry  positions, excellent  balance sheets and superior  earnings  growth  prospects.  An emphasis is placed on identifying  companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

During market  declines,  while adding to positions in favored  stocks,  the Portfolio  becomes  somewhat more  aggressive, gradually  reducing the number of companies  represented in its portfolio.  Conversely,  in rising markets,  while reducing or eliminating fully valued positions,  the Portfolio becomes somewhat more conservative,  gradually  increasing the number of companies  represented  in its  portfolio.  The  Sub-advisor  therefore  seeks to gain positive  returns in good markets while providing some measure of protection in poor markets.

The AST MFS Growth Portfolio  invests,  under normal market  conditions,  at least 80% of its total assets in common stocks and related securities,  such as preferred stocks,  convertible  securities and depositary receipts,  of companies that the
Sub-advisor  believes offer better than average  prospects for long-term  growth.  The  Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the  Portfolio.  This means that  securities  are selected based upon fundamental analysis of individual companies by the Sub-advisor.

In managing the  Portfolio,  the  Sub-advisor  seeks to purchase  securities  of companies  that it considers  well-run and poised for growth.  The Sub-advisor looks particularly for companies with the following qualities:

o        a strong franchise, strong cash flows and a recurring revenue stream
o        a strong industry position,  where there is potential for high profit margins or substantial barriers to new entry into the industry
o        a strong management with a clearly defined strategy
o        new products or services.

The Portfolio may invest up to 35% of its net assets in foreign securities.

The AST Alger Growth  Portfolio  invests  primarily in equity  securities,  such as common or  preferred  stocks,  that are listed on U.S.  exchanges  or in the  over-the-counter  market.  The  Portfolio  invests  primarily in growth  stocks.  The
Sub-advisor believes that these stocks are those of two types of companies:

o        High Unit Volume Growth  Companies.  These are vital creative  companies that offer goods or services to a rapidly expanding  marketplace.  They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.
o        Positive  Life Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is expected to produce  advantageous  results.  These  changes  may  be as  varied  as  new  management,  products  or  technologies, restructurings or reorganizations, or mergers and acquisitions.

The Portfolio  focuses on growing  companies  that generally have broad product  lines,  markets,  financial  resources and depth of  management.  The Portfolio  normally  invests at least 65% of its total assets in equity  securities of companies that, at the time of purchase of the securities, have total market capitalizations of $1 billion or greater.

The AST Marsico  Capital  Growth  Portfolio  will  pursue its  objective  by  investing  primarily  in common  stocks.  The
Sub-advisor  expects  that the majority of the  Portfolio's  assets will be invested in the common  stocks of larger,  more established companies.

In selecting  investments for the Portfolio,  the Sub-advisor  uses an approach that combines "top down" economic  analysis with  "bottom up" stock  selection.  The  "top-down"  approach  takes into  consideration  such  macro-economic  factors as
interest  rates,  inflation,  the  regulatory  environment,   and  the  global  competitive  landscape.  In  addition,  the
Sub-advisor examines such factors as the most attractive global investment opportunities,  industry consolidation,  and the sustainability  of  economic  trends.  As a result  of this  "top  down"  analysis,  the  Sub-advisor  identifies  sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

The  Sub-advisor  then looks for  individual  companies  with earnings  growth  potential that may not be recognized by the market at large.  In  determining  whether a  particular  company is  appropriate  for  investment  by the  Portfolio,  the
Sub-advisor  focuses on a number of different  attributes,  including the company's specific market expertise or dominance, its franchise  durability and pricing power,  solid  fundamentals  (e.g.,  a strong  balance  sheet,  improving  returns on equity,  and the ability to generate  free cash flow),  strong  management,  and  reasonable  valuations  in the context of projected growth rates.

The AST JanCap  Growth  Portfolio  will  pursue its  objective  by  investing  primarily  in common  stocks.  Common  stock investments  will be in companies that the Sub-advisor  believes are  experiencing  favorable demand for their products and services,  and which operate in a favorable  competitive  and regulatory  environment.  The  Sub-advisor  generally takes a
"bottom up"  approach to  choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

The AST Janus Strategic Value  Portfolio  pursues its objective by investing  primarily in common stocks with the potential for long-term growth of capital using a "value"  approach.  The value approach the Sub-advisor uses emphasizes  investments in companies it believes are  undervalued  relative to their  intrinsic  worth. A company may be undervalued  due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors.

The Sub-advisor  measures value as a function of  price/earnings  (P/E) ratios and price/free cash flow. A P/E ratio is the relationship  between the price of a stock and its  earnings  per share.  This figure is  determined  by dividing a stock's market price by the company's  earnings per share amount.  Price/free cash flow is the relationship  between the price of a stock and the company's  available cash from operations  minus capital  expenditures.  The Sub-advisor  will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital.

The Sub-advisor  generally  takes a "bottom up" approach in choosing  investments  for the Portfolio.  In other words,  the
Sub-advisor  seeks to identify  companies that are  undervalued by looking at companies one at a time,  regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

Principal Risks:
---------------

o    All of the capital  growth  portfolios  are equity  funds,  and the primary  risk of each is that the value of the stocks they hold will  decline.  Stocks can decline for many  reasons,  including  reasons  related to the  particular company, the industry of which it is a part, or the securities markets generally.  These declines can be substantial.

o    The risk to which the capital growth  portfolios are subject depends in part on the size of the companies in which the  particular  portfolio  invests.  Securities  of smaller  companies  tend to be subject to more abrupt and erratic price movements than securities of larger companies,  in part because they may have limited product lines, markets, or financial  resources.  Market  capitalization,  which is the total market value of a company's  outstanding  stock, is often used to classify companies based on size.  Therefore,  the AST Janus Small-Cap Growth Portfolio,  the AST Kemper
     Small-Cap  Growth  Portfolio,  the AST  Federated  Aggressive  Growth  Portfolio,  the AST Lord Abbett Small Cap Value
     Portfolio,  and the AST Gabelli  Small-Cap Value Portfolio can be expected to be subject to the highest degree of risk relative to the other capital  growth funds.  The AST Janus Mid-Cap  Growth  Portfolio,  the AST Alger Mid-Cap  Growth
     Portfolio,  the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST Neuberger Berman Mid-Cap Value Portfolio can
     be expected to be subject to somewhat less risk, and the AST Alliance Growth Portfolio,  the AST MFS Growth Portfolio,
     the AST Alger Growth Portfolio,  the AST Marsico Capital Growth Portfolio, the AST JanCap Growth Portfolio and the AST
     Janus Strategic Value Portfolio to somewhat less risk than the mid-cap funds. The AST Alger All-Cap Growth  Portfolio, the Gabelli  All-Cap  Value  Portfolio  and the AST Kinetics  Internet  Portfolio  may invest in equity  securities of companies  without regard to  capitalization,  and may include large and small  companies at the same time. The AST T.
     Rowe  Price  Natural  Resources  Portfolio  invests  in  companies  of all  sizes in order  to take  advantage  of the opportunities in the natural resources sector, but generally invests mostly in large and medium-sized companies.

o        The AST Janus Small-Cap Growth Portfolio,  the AST Kemper Small-Cap Growth Portfolio, the AST Federated Aggressive
     Growth Portfolio,  the AST Janus Mid-Cap Growth Portfolio,  the AST Alger Mid-Cap Growth Portfolio,  the AST Neuberger
     Berman Mid-Cap Growth Portfolio,  the AST Alger All-Cap Growth Portfolio,  the AST Alliance Growth Portfolio,  the AST
     MFS Growth  Portfolio,  the AST Alger Growth  Portfolio,  the AST Marsico Capital Growth  Portfolio and the AST JanCap
     Growth Portfolio  generally take a growth approach to investing,  while the AST Lord Abbett Small Cap Value Portfolio, the AST Gabelli Small-Cap Value Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio,  the AST Gabelli All-Cap
     Value  Portfolio  and the AST Janus  Strategic  Value  Portfolio  generally  take a value  approach.  Value stocks are believed to be selling at prices lower than what they are actually  worth,  while growth stocks are those of companies that are expected to grow at  above-average  rates. A portfolio  investing  primarily in growth stocks will tend to be subject to more risk than a value fund,  although  this will not always be the case.  Value  stocks are subject to the risks that the  market may not  recognize  the  stock's  actual  value or that the  market  actually  valued the stock appropriately.

o    The AST Kinetics  Internet  Portfolio  and the AST T. Rowe Price  Natural  Resources  Portfolio  are subject to an additional risk factor because they are less diversified  than most equity funds and could therefore  experience sharp price  declines  when  conditions  are  unfavorable  in the  sector  in which  they  invest.  Internet  companies  are especially sensitive to the risk of product  obsolescence,  and may be affected by heightened  regulatory scrutiny and impending  changes  in  government  policies.  The rate of  earnings  growth  of  natural  resource  companies  may be irregular  because these companies are strongly  affected by natural forces,  global economic cycles and international politics.

o    The AST Janus Mid-Cap Growth Portfolio, the AST Kinetics Internet Portfolio and the AST Janus Strategic Value
     Portfolio are non-diversified funds in that they may hold larger positions in a smaller number of securities.  As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's share price and total return.

Growth and Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Cohen & Steers Realty         Maximize total return          The Portfolio invests primarily in equity securities of real estate companies.

Sanford Bernstein Managed     To outperform the S&P 500      The Portfolio invests primarily in common stocks included in
Index 500                     Stock Index                    the S&P 500.

American Century Income & Capital growth and,            The Portfolio invests primarily in stocks of large U.S.
Growth                        secondarily, current income    companies selected through quantitative investment techniques.

Alliance Growth and Income    Long term capital growth       The Portfolio invests primarily in common stocks that are
                              and income                     believed to be selling at reasonable prices in relation to value.
MFS Growth with Income        Reasonable current income      The Portfolio invests primarily in common stocks and related
                              and long-term capital          securities.
                              growth and income.

INVESCO Equity Income         Capital growth and current     The Portfolio invests primarily in dividend-paying common and
                              income                         preferred stocks, and to a lesser extent in fixed income
                                                             securities.

AIM Balanced                  Capital growth and current     The Portfolio normally invests 30-70% of its total assets in
                              income                         equity securities and 30-70% in debt securities.

American Century Strategic    Capital growth and current     The Portfolio normally invests approximately 60% of its
Balanced                      income                         assets in equity securities and the remainder in bonds and other fixed income securities.

T. Rowe Price Asset           A high level of total          The Portfolio normally invests 50-70% of its total assets in
Allocation                    return                         equity securities and 30-50% in fixed income securities.

Principal Investment Strategies:
-------------------------------

The AST Cohen & Steers  Realty  Portfolio  pursues its  investment  objective of maximizing  total return by seeking,  with approximately  equal emphasis,  capital growth and current income.  Under normal  circumstances,  the Portfolio will invest substantially  all of its assets in the equity  securities of real estate  companies.  Such equity  securities will consist of common  stocks,  rights or warrants to purchase  common  stocks,  securities  convertible  into common  stocks where the conversion feature  represents,  in the Sub-advisor's  view, a significant  element of the securities' value, and preferred stocks.

For  purposes of the  Portfolio's  investment  policies,  a "real  estate  company" is one that derives at least 50% of its revenues from the  ownership,  construction,  financing,  management or sale of real estate or that has at least 50% of its assets in real  estate.  The  Portfolio  may invest up to 10% of its total  assets in  securities  of foreign  real  estate companies.  Real estate  companies may include real estate  investment  trusts  ("REITs").  REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests.

The AST Sanford Bernstein Managed Index 500 Portfolio  (formerly,  the AST Bankers Trust Managed Index 500 Portfolio) seeks to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R)") through stock  selection  resulting in different  weightings of common stocks relative to the index.  The S& P 500 is an index of 500 common stocks,  most of which trade on the New York Stock Exchange Inc. (the "NYSE").

In seeking to outperform the S&amp;P 500, the Sub-advisor  starts with a portfolio of stocks  representative of the holdings of the index.  It then uses a set of  quantitative  criteria  that are designed to indicate  whether a  particular  stock will predictably  perform better or worse than the S&P 500. Based on these  criteria,  the  Sub-advisor  determines  whether the
Portfolio  should  over-weight,  under-weight or hold a neutral position in the stock relative to the proportion of the S&P
500 that the stock  represents.  In addition,  the Sub-advisor may determine  based on the  quantitative  criteria that (1)
certain S&P 500 stocks should not be held by the Portfolio in any amount,  and (2) certain equity  securities  that are not included  in the S&P 500  should be held by the  Portfolio.  The  Portfolio  may  invest  up to 15% of its total  assets in equity securities not included in the S&P 500.

While the Portfolio  attempts to outperform the S&P 500, it is not expected that any  outperformance  will be  substantial.
The Portfolio also may underperform the S&P 500 over short or extended periods.

The AST American Century Income & Growth Portfolio's  investment strategy utilizes quantitative  management techniques in a two-step  process that draws heavily on computer  technology.  In the first step, the Sub-advisor  ranks stocks,  primarily the 1,500  largest  publicly  traded U.S.  companies  (measured by market  capitalization),  from most  attractive to least attractive.  These  rankings  are  determined  by using a computer  model that  combines  measures  of a stock's  value and measures of its growth  potential.  To measure value,  the  Sub-advisor  uses ratios of stock price to book value and stock price to cash flow,  among  others.  To  measure  growth,  the  Sub-advisor  uses,  among  others,  the rate of growth in a company's earnings and changes in its earnings estimates.

In the second step,  the  Sub-advisor  uses a technique  called  portfolio  optimization.  In portfolio  optimization,  the
Sub-advisor uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best  balance  between  risk and  expected  return.  The goal is to create an equity  portfolio  that  provides  better returns  than the S&P 500 Index  without  taking on  significant  additional  risk.  The  Sub-advisor  attempts to create a dividend yield for the Portfolio that will be greater than that of the S&P 500.

The AST Alliance Growth and Income  Portfolio  (formerly,  the AST Lord Abbett Growth and Income  Portfolio)  normally will invest in common stocks (and securities  convertible into common stocks).  Typically,  in choosing stocks,  the Sub-advisor looks for companies using the following process:

o    Quantitative research is performed on a universe of large, seasoned,  U.S. and multinational companies to identify which stocks the Sub-advisor believes represent the best bargains; and

o    Fundamental research is conducted to assess a company's operating  environment,  resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.

The  Sub-advisor  will take a  value-oriented  approach,  in that it will try to keep the  Portfolio's  assets  invested in securities  that are selling at  reasonable  prices in relation to their value.  In doing so, the  Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

The AST MFS Growth with Income  Portfolio  invests,  under normal  market  conditions,  at least 65% of its total assets in common stocks and related  securities,  such as preferred  stocks,  convertible  securities  and depositary  receipts.  The stocks in which the Portfolio  invests  generally  will pay  dividends.  While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market  capitalizations  that the Sub-advisor  believes have sustainable  growth  prospects  and  attractive  valuations  based on current  and  expected  earnings  or cash  flow.  The
Sub-advisor  uses a "bottom  up," as opposed to "top down,"  investment  style in managing the  Portfolio.  This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

The Portfolio may invest up to 20% of its net assets in foreign securities.

The AST INVESCO  Equity Income  Portfolio  seeks to achieve its  objective by investing in securities  that are expected to produce  relatively high levels of income and consistent,  stable returns.  The Portfolio normally will invest at least 65%
of its  assets  in  dividend-paying  common  and  preferred  stocks  of  domestic  and  foreign  issuers.  Up to 30% of the
Portfolio's  assets may be invested in equity  securities  that do not pay regular  dividends.  In addition,  the Portfolio normally will have some portion of its assets invested in debt securities or convertible bonds.

The AST AIM Balanced  Portfolio  attempts to meet its objective by investing,  normally,  a minimum of 30% and a maximum of
70% of its  total  assets  in  equity  securities  and a  minimum  of 30%  and a  maximum  of 70% of its  total  assets  in non-convertible  debt  securities.  The Portfolio may invest up to 25% of its total assets in convertible  securities.  The
Portfolio may invest up to 10% of its total assets in high-yield debt  securities  rated below  investment  grade or deemed to be of  comparable  quality  ("junk  bonds").  The  Portfolio  may also  invest up to 20% of its total  assets in foreign securities.

In  selecting  the  percentages  of assets to be invested in equity or debt  securities,  the  Sub-advisor  considers  such factors as general  market and economic  conditions,  as well as market,  economic and industry  trends,  yields,  interest rates and changes in fiscal and monetary  policies.  The Sub-advisor will primarily  purchase equity  securities for growth of capital and debt  securities for income  purposes.  However,  the Sub-advisor  will focus on companies whose  securities have the potential  for both capital  appreciation  and income  generation.  The  Sub-advisor  considers  whether to sell a security when it believes that the security no longer has that potential.

The Sub-advisor to the AST American Century  Strategic  Balanced  Portfolio  intends to maintain  approximately  60% of the
Portfolio's  assets in equity  securities  and the  remainder in bonds and other fixed income  securities.  With the equity portion of the Portfolio,  the Sub-advisor  utilizes  quantitative  management  techniques in a two-step process that draws heavily on computer  technology.  In the first step, the  Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly traded U.S.  companies as measured by market  capitalization.  These rankings are determined by using a computer model that combines  measures of a stock's value and measures of its growth  potential.  To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow,  among others.  To measure growth,  the Sub-advisor  uses, among others, the rate of growth in a company's earnings and changes in its earnings estimates.

In the second step,  the  Sub-advisor  uses a technique  called  portfolio  optimization.  In portfolio  optimization,  the
Sub-advisor uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best  balance  between  risk and  expected  return.  The goal is to create an equity  portfolio  that  provides  better returns than the S&P 500 Index without taking on significant additional risk.

The  Sub-advisor  intends to maintain  approximately  80% of the  Portfolio's  fixed income assets in domestic fixed income securities and  approximately 20% in foreign fixed income  securities.  This percentage will fluctuate and may be higher or lower depending on the mix the  Sub-advisor  believes will be most  appropriate  for achieving the Portfolio's  objectives.
The fixed income  portion of the  Portfolio is invested in a  diversified  portfolio of  government  securities,  corporate fixed income securities,  mortgage-backed and asset-backed securities,  and similar securities.  The Sub-advisor's strategy is to  actively  manage the  Portfolio  by  investing  the  Portfolio's  fixed  income  assets in sectors it  believes  are undervalued (relative to the other sectors) and which represent better relative long-term investment opportunities.

The Sub-advisor will adjust weighted average  portfolio  maturity in response to expected changes in interest rates.  Under normal market  conditions,  the weighted average maturity of the fixed income portion of the Portfolio will range from 3 to
10 years.

The AST T. Rowe  Price  Asset  Allocation  Portfolio  normally  invests  approximately  60% of its  total  assets in equity securities and 40% in fixed income  securities.  This mix may vary over shorter time periods;  the equity portion may range between 50-70% and the fixed income portion between 30-50%.

The  Sub-advisor  concentrates  common stock  investments  in larger,  more  established  companies,  but the Portfolio may include small and  medium-sized  companies with good growth  prospects.  The Portfolio's  exposure to smaller  companies is not expected to be  substantial,  and will not constitute  more than 30% of the equity portion of the Portfolio.  Up to 35%
of the equity  portion may be  invested in foreign  (non-U.S.  dollar  denominated)  equity  securities.  The fixed  income portion of the Portfolio will be allocated among investment grade  securities  (50-100% of the fixed income portion);  high yield or "junk" bonds (up to 30%);  foreign  (non-U.S.  dollar  denominated)  high quality debt securities (up to 30%); and
cash reserves (up to 20%).

Bond  investments  may include U.S.  Treasury and agency issues,  corporate  debt  securities,  mortgage-backed  securities
(including  derivatives  such  as  collateralized  mortgage  obligations  and  stripped  mortgage-backed   securities)  and
asset-backed  securities.  While the weighted  average  maturities  of each  component of the fixed income  portion  (i.e., investment  grade,  high yield,  etc.) of the  Portfolio  will differ,  the weighted  average  maturity of the fixed income portion as a whole (except for the cash reserves component) is expected to be in the range of 7 to 12 years.

The precise mix of equity and fixed  income  investments  will depend on the  Sub-advisor's  outlook for the  markets.  The
Portfolio's investments in foreign equity and debt securities are intended to provide additional  diversification,  and the
Sub-advisor will normally have at least three different  countries  represented in both the foreign equity and foreign debt portions of the Portfolio.

Securities may be sold for a variety of reasons,  such as to effect a change in asset allocation,  to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks:
---------------

o    Both equity  securities (e.g.,  stocks) and fixed income  securities  (e.g.,  bonds) can decline in value, and the primary risk of each of the growth and income  portfolios is that the value of the securities  they hold will decline.
     The degree of risk to which the  growth  and  income  portfolios  are  subject  is likely to be  somewhat  less than a portfolio  investing  exclusively  for  capital  growth.  Nonetheless,  the share  prices  of the  growth  and  income portfolios can decline substantially.

o    The AST Cohen & Steers Realty  Portfolio,  the AST Sanford  Bernstein  Managed Index 500 Fund,  the AST MFS Growth
     with Income  Portfolio,  the AST American  Century Income & Growth  Portfolio,  and the AST Alliance Growth and Income
     Portfolio invest primarily in equity  securities.  The AST INVESCO Equity Income Portfolio invests primarily in equity securities,  but will normally invest some of its assets in fixed income securities.  The AST AIM Balanced  Portfolio, the AST American Century Strategic Balanced Portfolio,  and the AST T. Rowe Price Asset Allocation Portfolio generally invest in both equity and fixed income  securities.  The values of equity  securities  tend to  fluctuate  more widely than the values of fixed income  securities.  Therefore,  those growth and income  portfolios that invest primarily in equity  securities will likely be subject to somewhat higher risk than those portfolios that invest in both equity and fixed income securities.

o        Each of the Portfolios that makes significant  investments in fixed income securities may invest to some degree in lower-quality  fixed income  securities,  which are subject to greater risk that the issuer may fail to make  interest and principal  payments on the securities when due. Each of these  Portfolios  generally  invests in  intermediate- to long-term fixed income  securities.  Fixed income  securities with longer  maturities are generally subject to greater risk than fixed income  securities  with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

o        The AST Cohen & Steers Realty  Portfolio is subject to an additional  risk factor  because it is less  diversified than most equity funds and could  therefore  experience  sharp price declines when  conditions are  unfavorable in the real estate sector.  Real estate  securities may be subject to risks similar to those associated with direct ownership of real  estate.  These  include  risks  related to economic  conditions,  heavy cash flow  dependency,  overbuilding, extended vacancies of properties, changes in neighborhood values, and zoning, environmental and housing regulations.

o        Because the AST Sanford Bernstein  Managed Index 500 Portfolio invests primarily in equity securities  included in the S&P 500, and some of these  securities do not produce  income,  the Portfolio may be subject to a greater level of risk than a fund that invests primarily in income-producing securities.

Fixed Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

T. Rowe Price Global Bond     High current income and        The Portfolio invests primarily in high-quality foreign and
                              capital growth                 U.S. government bonds.

Lord Abbett Bond-Debenture    High current income and        The Portfolio invests primarily in high yield and investment
                              the opportunity for            grade debt securities, securities convertible into common
                              capital appreciation to        stock and preferred stocks.
                              produce a high total
                              return.

Federated High Yield          High current income            The Portfolio invests primarily in lower-quality fixed income securities.

PIMCO Total Return Bond       Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from three to six years.

PIMCO Limited Maturity Bond   Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from one to
                                                             three years.
Money Market                  Maximize current income        The Portfolio invests in high-quality, short-term, U.S.
                              and maintain high levels       dollar-denominated instruments.
                              of liquidity

Principal Investment Strategies:
-------------------------------

To achieve its  objectives,  the AST T. Rowe Price Global Bond  Portfolio  (formerly,  the AST T. Rowe Price  International
Bond  Portfolio)  will  invest at least 65% of its total  assets in bonds  issued  or  guaranteed  by the U.S.  or  foreign governments  or their  agencies and by foreign  authorities,  provinces  and  municipalities.  Corporate  bonds may also be purchased.  The Portfolio  seeks to moderate  price  fluctuation by actively  managing its maturity  structure and currency exposure.  The Sub-advisor  bases its investment  decisions on fundamental  market  factors,  currency  trends,  and credit quality.  The  Portfolio  generally  invests in  countries  where the  combination  of  fixed-income  returns and  currency exchange  rates appears  attractive,  or, if the currency trend is  unfavorable,  where the  Sub-advisor  believes that the currency risk can be minimized through hedging.

Although  the  Portfolio  expects to maintain an  intermediate-to-long  weighted  average  maturity,  there are no maturity restrictions  on the overall  portfolio or on  individual  securities.  The  Portfolio  may and  frequently  does engage in foreign currency  transactions such as forward foreign currency exchange  contracts,  hedging its foreign currency exposure back to the dollar or  against  other  foreign  currencies  ("cross-hedging").  The  Sub-advisor  also  attempts  to reduce currency  risks  through  diversification  among  foreign  securities  and active  management  of  maturities  and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below  investment-grade,  high-risk  bonds ("junk bonds") and emerging market bonds.  Some emerging market bonds, such as Brady Bonds, may be denominated in U.S. dollars.

The AST  Federated  High Yield  Portfolio  will invest at least 65% of its assets in  lower-rated  corporate  fixed  income securities  ("junk bonds").  These fixed income securities may include preferred  stocks,  convertible  securities,  bonds, debentures,  notes,  equipment lease certificates and equipment trust  certificates.  The securities in which the Portfolio invests  usually will be rated below the three highest rating  categories of a nationally  recognized  rating  organization
(AAA,  AA, or A for Standard & Poor's  Corporation  ("Standard & Poor's") and Aaa, Aa or A for Moody's  Investors  Service,
Inc.  ("Moody's"))  or, if unrated,  are of  comparable  quality.  There is no lower limit on the rating of  securities  in which the Portfolio may invest.

Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

         Credit Research.  The Sub-advisor  will perform its own credit analysis in addition to using rating  organizations and other sources,  and may have discussions with the issuer's  management or other investment  analysts regarding issuers.
The Sub-advisor's credit analysis will consider the issuer's financial  soundness,  its responsiveness to changing business and market  conditions,  and its  anticipated  cash flow and  earnings.  In evaluating an issuer,  the  Sub-advisor  places special emphasis on the estimated current value of the issuer's assets rather than their historical cost.

         Diversification.  The  Sub-advisor  invests in  securities of many  different  issuers,  industries,  and economic sectors.

         Economic  Analysis.  The  Sub-advisor  will  analyze  current  developments  and trends in the  economy and in the financial markets.

To pursue its objective,  the AST Lord Abbett Bond-Debenture  Portfolio normally invests in high yield and investment grade debt  securities,  securities  convertible  into  common  stock and  preferred  stocks.  Under  normal  circumstances,  the
Portfolio  invests  at least 65% of its total  assets in fixed  income  securities  of various  types.  At least 20% of the
Portfolio's  assets must be invested in any combination of investment  grade  securities,  U.S.  Government  securities and cash equivalents.

The  Sub-advisor  believes  that a high total return  (current  income and capital  growth) may be derived from an actively managed,  diversified  portfolio of  investments.  Through  portfolio  diversification,  credit  analysis and  attention to current  developments  and trends in  interest  rates and  economic  conditions,  the  Sub-advisor  attempts  to reduce the
Portfolio's  risks.  The Sub-advisor  seeks unusual values,  using  fundamental,  "bottom-up"  research (i.e.,  research on individual  companies rather than the economy as a whole) to identify undervalued  securities.  The Portfolio may find good value in high yield  securities,  sometimes called  "lower-rated  bonds" or "junk bonds," and frequently may have more than half of its assets invested in those  securities.  The Portfolio may also make significant  investments in  mortgage-backed securities.  Although the Portfolio  expects to maintain a weighted  average  maturity in the range of seven to nine years, there are no maturity restrictions on the overall portfolio or on individual securities.

The AST PIMCO Total Return Bond  Portfolio  will invest at least 65% of its assets in the  following  types of fixed income securities:

         (1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
         (2) corporate debt securities, including convertible securities and commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) structured notes, including hybrid or "indexed" securities, and loan participations;
         (5) delayed funding loans and revolving credit securities;
         (6) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (7) repurchase agreements and reverse repurchase agreements;
         (8) obligations of foreign governments or their subdivisions, agencies and instrumentalities; and
         (9) obligations of international agencies or supranational entities.

Portfolio  holdings  will be  concentrated  in areas of the bond market  that the  Sub-advisor  believes  to be  relatively
undervalued.   In  selecting  fixed  income  securities,   the  Sub-advisor  uses  economic   forecasting,   interest  rate
anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection
techniques.   The  proportion  of  the   Portfolio's   assets   committed  to  investment  in  securities  with  particular characteristics  (such as  maturity,  type and coupon rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The  Portfolio  will  invest in  fixed-income  securities  of varying  maturities.  The average  portfolio  duration of the
Portfolio  generally  will vary within a three- to six-year  time frame based on the  Sub-advisor's  forecast  for interest rates. The Portfolio can and routinely does invest in certain complex fixed income  securities  (including  mortgage-backed and asset-backed  securities) and engage in a number of investment  practices  (including futures,  swaps and dollar rolls)
that many other  fixed  income  funds do not  utilize.  The  Portfolio  may invest up to 10% of its assets in fixed  income securities  that are rated below  investment  grade ("junk bonds") (or, if unrated,  determined by the Sub-advisor to be of comparable quality).

The AST PIMCO  Limited  Maturity  Bond  Portfolio  will invest at least 65% of its assets in the  following  types of fixed income securities:

         (1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
         (2) corporate debt securities, including convertible securities and commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) structured notes, including hybrid or "indexed" securities, and loan participations;
         (5) delayed funding loans and revolving credit securities;
         (6) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (7) repurchase agreements and reverse repurchase agreements;
         (8) obligations of foreign governments or their subdivisions, agencies and instrumentalities; and
         (9) obligations of international agencies or supranational entities.

Portfolio  holdings  will be  concentrated  in areas of the bond market  that the  Sub-advisor  believes  to be  relatively
undervalued.   In  selecting  fixed  income  securities,   the  Sub-advisor  uses  economic   forecasting,   interest  rate
anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection
techniques.   The  proportion  of  the   Portfolio's   assets   committed  to  investment  in  securities  with  particular characteristics  (such as  maturity,  type and coupon rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The  Portfolio  will  invest in  fixed-income  securities  of varying  maturities.  The average  portfolio  duration of the
Portfolio  generally  will vary within a one- to  three-year  time frame based on the  Sub-advisor's  forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income  securities  (including  mortgage-backed and asset-backed  securities) and engage in a number of investment  practices  (including futures,  swaps and dollar rolls)
that many other  fixed  income  funds do not  utilize.  The  Portfolio  may invest up to 10% of its assets in fixed  income securities  that are rated below  investment  grade ("junk bonds") (or, if unrated,  determined by the Sub-advisor to be of comparable quality).

The AST Money Market  Portfolio will invest in  high-quality,  short-term,  U.S.  dollar  denominated  corporate,  bank and government  obligations.  Under the regulatory  requirements  applicable to money market funds, the Portfolio must maintain a weighted average portfolio  maturity of not more than 90 days and invest in securities that have effective  maturities of not more than 397 days. In addition,  the Portfolio  will limit its  investments  to those  securities  that, in accordance with  guidelines  adopted by the Directors of the Company,  present  minimal credit risks.  The Portfolio will not purchase any security (other than a United States Government security) unless:

         (1) if rated by only one nationally  recognized  statistical  rating  organization (such as Moody's and Standard &
Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

         (2) if rated by more  than  one  nationally  recognized  statistical  rating  organization,  at least  two  rating organizations have rated it with the highest rating assigned to short-term debt securities; or

         (3) it is not rated,  but is determined  to be of  comparable  quality in  accordance  with the  guidelines  noted
above.

Principal Risks:
---------------

o    The risk of a fund or portfolio  investing  primarily  in fixed income  securities  is  determined  largely by the quality and maturity  characteristics of its portfolio  securities.  Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal  payments on the  securities  when due. Fixed income  securities  with longer  maturities (or durations) are generally  subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

o    While the AST T. Rowe Price Global Bond Portfolio invests primarily in high-quality fixed income  securities,  its substantial  investments in foreign fixed income securities and relatively long average maturity will tend to increase its  level of risk.  Like  foreign  equity  investments,  foreign  fixed  income  investments  involve  risks  such as fluctuations  in currency  exchange  rates,  unstable  political  and economic  structures,  reduced  availability  of information,  and lack of  uniform  financial  reporting  and  regulatory  practices  such as those that apply to U.S.
     issuers.  The AST T. Rowe  Price  Global  Bond  Portfolio  can  invest to some  degree in  securities  of  issuers  in developing  countries and in lower-quality fixed income securities,  and the risks of the Portfolio may be accentuated by these holdings.

o    As a fund that invests primarily in lower-quality fixed income securities,  the AST Federated High Yield Portfolio will be subject to a level of risk that is high relative to other fixed income  funds,  and which may be comparable to or higher than some equity  funds.  The level of risk of the AST Lord Abbett  Bond-Debenture  Portfolio  may be higher than many other fixed income funds because it will often have significant  investments in  lower-quality  fixed income securities.  Like  equity  securities,  lower-quality  fixed  income  securities  tend to  reflect  short-term  market developments  to a greater extent than  higher-quality  fixed income  securities.  An economic  downturn may adversely affect the value of  lower-quality  securities,  and the trading  market for such  securities is generally less liquid than the market for higher-quality securities.

o    The average  duration or maturity of the AST Lord Abbett  Bond-Debenture  Portfolio  generally will be longer than that of the AST PIMCO Total  Return Bond  Portfolio,  which in turn will be longer than that of the AST PIMCO  Limited
     Maturity Bond  Portfolio,  and funds having longer average  maturities or durations can be expected to be subject to a greater  level of risk  than  shorter-term  funds.  As funds  that  invest  primarily  in  high-quality  fixed  income securities,  the level of risk to which the AST PIMCO Total Return Bond Portfolio and AST PIMCO Limited  Maturity Bond
     Portfolio  are subject can be expected to be less than most equity  funds.  Nonetheless,  the fixed income  securities held by these  Portfolios can decline in value because of changes in their quality,  in market  interest rates, or for other reasons.  While the complex fixed income securities  invested in and investment  practices engaged in by the AST
     PIMCO Total Return Bond  Portfolio and AST PIMCO Limited  Maturity  Portfolio are designed to increase their return or hedge their investments, these securities and practices may increase the risk to which the Portfolios are subject.

o    The AST Money Market  Portfolio seeks to preserve the value of your investment at $1.00 per share, but it is still possible to lose money by investing in the  Portfolio.  An investment in the Portfolio is not insured or guaranteed by the Federal  Deposit  Insurance  Corporation or any other  government  agency.  In addition,  the income earned by the
     Portfolio will fluctuate based on market conditions and other factors.

Past Performance

             The bar charts show the  performance  of each  Portfolio for each full calendar year the Portfolio has been in operation.  The  tables  below  each bar chart  show each such  Portfolio's  best and worst  quarters  during  the  periods included in the bar chart, as well as average annual total returns for each Portfolio  since  inception.  This  information may help  provide an  indication  of each  Portfolio's  risks by showing  changes in  performance  from year to year and by comparing  the  Portfolio's  performance  with that of a  broad-based  securities  index.  The  performance  figures do not reflect any charges  associated with the variable  insurance  contracts  through which Portfolio shares are purchased;  and would be lower  if they  did.  All  figures  assume  reinvestment  of  dividends.  Past  performance  does not  necessarily indicate how a Portfolio will perform in the future.  The 1999 performance  figures for some of the Portfolios  reflect the substantial  increases  that  occurred  during 1999 in the markets for the types of  securities  in which those  Portfolios invest;  it is unlikely that  similarly  large  increases  will continue in future years.  No  performance  information  is included for those Portfolios that commenced operations after January,  1999 (the AST Scudder Japan Portfolio,  the AST MFS
Global Equity Portfolio,  the AST Federated  Aggressive Growth Portfolio,  the AST Janus Mid-Cap Growth Portfolio,  the AST
Alger Mid-Cap Growth Portfolio,  the AST Gabelli All-Cap Value Portfolio,  the AST Kinetics Internet Portfolio, the AST MFS
Growth Portfolio,  the AST Alger Growth Portfolio,  the AST Janus Strategic Value Portfolio, the AST MFS Growth with Income
Portfolio, and the AST Lord Abbett Bond-Debenture Portfolio).

      AST Founders Passport Portfolio*

 -------------------------
                                  100.00%
                          89.71%
                                   80.00%
                                   60.00%

12.91%           10.92%             20.00%
 _______2.03%______________________ 0.00%
1996    1997     1998     1999

      ------------------------------------- -----------------------------------
              Best Quarter                          Worst Quarter
      ------------------------------------- -----------------------------------
      ------------------------------------- -----------------------------------
          Up 64.20%, 4th quarter 1999           Down 20.03%, 3rd quarter 1998
      ------------------------------------- -----------------------------------

      ---------------------- --------------------- ----------------------------
      Average annual total   Portfolio             Index:
      returns                                      Morgan Stanley Capital
      For periods ending                           International (MSCI) EAFE
      12/31/99                                     Index

     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     1 year                               89.71%                       26.46%
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     Since inception                      21.72%                        3.43%
     (5/2/95)
     ---------------------- --------------------- ----------------------------

                  *Prior  to  October  15,  1996,  the  AST  Founders   Passport
                  Portfolio  was known as the Seligman  Henderson  International
                  Small-Cap  Portfolio,  and Seligman  Henderson  Co.  served as
                  Sub-advisor to the Portfolio.

                    AST AIM International Equity Portfolio*

---------------------------------------------------------------------
                                                               64.13% 60.00%

                     36.11%                                           40.00%
                                                18.15%  20.10%        20.00%
          7.01%                    10.00% 9.65%
   -2.97%       -8.35%       2.64%                                     0.00%
_____________________________________________________________________-20.00%
   1990  1991   1992  1993   1994  1995  1996  1997    1998    1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 42.51%, 4th quarter 1999           Down 19.79%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Morgan Stanley Capital
For periods ending                           International (MSCI) EAFE
12/31/99                                     Index

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               64.13%                       26.96%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               22.94%                       12.82%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
10 year                              16.50%                        7.01%
---------------------- --------------------- ----------------------------

* From  October  15,  1996 to May 4,  1999,  the AST  AIM  International  Equity
Portfolio was known as the AST Putnam International Equity Portfolio, and Putnam
Investment  Management,  Inc.  served as Sub-advisor to the Portfolio.  Prior to
October 15, 1996, Seligman Henderson Co. served as Sub-advisor to the Portfolio.

                      AST Janus Overseas Growth Portfolio

 -------------------------------
                                100.00%
                       82.68%
                                40.00%
        18.70%                  20.00%
                16.22%
                                0.00%
 _______________________________-20.00%
        1997     1998   1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 59.16%, 4th quarter 1999           Down 18.54%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Morgan Stanley Capital

For periods ending                           International (MSCI) EAFE
12/31/99                                     Index

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               82.68%                       26.96%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since inception                      36.08%                       16.11%
(1/2/97)
---------------------- --------------------- ----------------------------

              AST American Century International Growth Portfolio

-------------------------
                 65.20%    60.00%

                           40.00%
        18.68%             20.00%
 15.10%
                            0.00%
 _________________________-20.00%
 1997   1998     1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 49.04%, 4th quarter 1999           Down 17.66%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Morgan Stanley Capital
For periods ending                           International (MSCI) EAFE
12/31/99                                     Index

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               65.20%                       26.96%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      31.21%                       16.11%
(1/2/97)
---------------------- --------------------- ----------------------------

                AST American Century International Growth Portfolio II*

                                        31.95%    30.00%
     11.09%  14.17%              14.03%           20.00%

                     1.36%                         0.00%
-3.80%____________________________________________-20.00%
1994     1995    1996    1997     1998   1999

-------------------------------------- --------------------------------------
Best Quarter                           Worst Quarter

-------------------------------------- --------------------------------------
-------------------------------------- --------------------------------------
Up 24.22%, 4th quarter 1999            Down 13.58%, 3rd quarter 1998
-------------------------------------- --------------------------------------

---------------------- -------------------- -----------------------------
Average annual total   Portfolio            Index:
returns                                     Morgan Stanley Capital

For periods ending                          International (MSCI) EAFE
12/31/99                                    Index

---------------------- -------------------- -----------------------------
---------------------- -------------------- -----------------------------
1 year                              31.95%                        26.96%
---------------------- -------------------- -----------------------------
---------------------- -------------------- -----------------------------
5 year                              14.10%                        12.82%
---------------------- -------------------- -----------------------------
---------------------- -------------------- -----------------------------
Since Inception                     10.91%                        11.90%
(1/4/94)
---------------------- -------------------- -----------------------------

               *Prior to May 1, 2000,  the AST  American  Century  International
               Growth   Portfolio  II  was  known  as  the  AST  T.  Rowe  Price
               International    Equity   Portfolio,    and   Row   Price-Fleming
               International, Inc. served as Sub-advisor to the Portfolio.

                     AST Janus Small-Cap Growth Portfolio*

 ----------------------------------------------
                                        141.96%
                                                100.00%
                                                60.00%

         32.65%                                 40.00%
                20.05%                          20.00%
 8.40%                  6.01%   3.49%
                                                0.00%
 ______________________________________________ -20.00%
1994     1995  1996    1997     1998    1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 79.79%, 4th quarter 1999           Down 23.95%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/98

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                              141.96%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               33.40%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      28.84%                       23.65%
(1/4/94)
---------------------- --------------------- ----------------------------

                  *Prior to January 1, 1999, the AST Janus  Small-Cap  Portfolio
                  was known as the Founders Capital Appreciation Portfolio,  and
                  Founders  Asset  Management  LLC served as  Sub-advisor to the
                  Portfolio.

                   AST Kemper Small-Cap Growth Portfolio

 -------------------------
                 55.90%    60.00%

                           40.00%
                           20.00%

                            0.00%
 ___________________________-20.00%
                 1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 47.63%, 4th quarter 1999           Down 8.39%, 2nd quarter 1999
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               55.90%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      55.90%                       21.04%
(1/1/99)
---------------------- --------------------- ----------------------------

                   AST Lord Abbett Small Cap Value Portfolio

 -------------------------
                           60.00%

                           40.00%
                           20.00%
          8.81%
  -0.10                     0.00%
 ___________________________-20.00%
  1998  1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 22.89%, 2nd quarter 1999           Down 22.12%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                                8.81%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       4.25%                       24.53%
(1/2/98)
---------------------- --------------------- ----------------------------

                AST Gabelli Small-Cap Value Portfolio*

 -------------------------
                           60.00%

                           40.00%
 28.80%                    20.00%

        -10.53    0.58%     0.00%
 _________________________-20.00%
 1997   1998     1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 19.09%, 2nd quarter 1999           Down 19.88%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                                0.58%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       5.04%                       27.83%
(1/2/97)
---------------------- --------------------- ----------------------------

     *Prior to May 1, 1998, the AST Gabelli  Small-Cap Value Portfolio was known as the AST T. Rowe  Price  Small  Company  Value  Portfolio,  and T. Rowe  Price
Associates, Inc. served as Sub-advisor to the Portfolio.

                 AST Neuberger Berman Mid-Cap Growth Portfolio*

 -----------------------------------------
                                                60.00%
                                51.37%
                                                40.00%
24.42%                  20.65%                  20.00%
        16.34%  16.68%
                                                 0.00%
 ________________________________________      -20.00%
1995   1996    1997     1998    1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 49.25%, 4th quarter 1999           Down 20.62%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               51.37%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               25.27%                       28.54%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      24.10%                       27.06%
(10/19/94)
---------------------- --------------------- ----------------------------

                  *Prior to May 1, 1998, the AST Neuberger Berman Mid-Cap Growth
                  Portfolio was known as the Berger  Capital  Growth  Portfolio, and  Berger  Associates,  Inc.  served as  Sub-advisor  to the
                  Portfolio.

                 AST Neuberger Berman Mid-Cap Value Portfolio*

 ----------------------------------------------
                                                60.00%

                                                40.00%
       26.13%         26.42%                    20.00%
              11.53%                   5.67%
-6.95%                         -2.33%            0.00%
 _____________________________________________ -20.00%
1994   1995   1996    1997     1998   1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 15.95%, 4th quarter 1998           Down 14.37%, 3rd quarter 1999
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                                5.67%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               12.91%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       9.60%                       22.22%
(5/3/93)
---------------------- --------------------- ----------------------------

                  *Prior to May 1, 1998, the AST Neuberger  Berman Mid-Cap Value
                  Portfolio was known as the Federated Utility Income Portfolio, and Federated  Investment  Counseling served as Sub-advisor to the Portfolio.

                 AST T. Rowe Price Natural Resources Portfolio

 -----------------------------------
                                        60.00%

30.74%                                  40.00%
                          28.11%        20.00%
                 11.83%
        -3.39%                           0.00%
 ____________________________________  -20.00%
1996    1997     1998     1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 17.84%, 2nd quarter 1999           Down 14.04%, 4th quarter 1997
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               28.11%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      11.98%                       27.47%
(5/2/95)
---------------------- --------------------- ----------------------------

                  AST Alliance Growth Portfolio*

---------------------------------------
                                        60.00%

                 27.34%  33.91%         40.00%
                                        20.00%
        14.83%
                                         0.00%
 ______________________________________-20.00%
        1997     1998   1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 28.30%, 4th quarter 1999           Down 14.56%, 4th quarter 1997
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               33.91%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      23.23%                       27.35%
(5/2/96)
---------------------- --------------------- ----------------------------

                  *Between  December  31,  1998  and  April  30,  2000,  the AST
                  Alliance  Growth  Portfolio  was known as the AST  Oppenheimer
                  Large-Cap Growth Portfolio, and OppenheimerFunds,  Inc. served as Sub-advisor  to the Portfolio.  Prior to December 31, 1998, the  Portfolio  was known as the  Robertson  Stephens  Value +
                  Growth Portfolio,  and Robertson Stephens & Company Investment
                  Management, L.P. served as Sub-advisor to the Portfolio.

                      AST Marsico Capital Growth Portfolio

-------------------------
                 52.58%   60.00%
 41,59%
                           40.00%
                           20.00%

                            0.00%
 _________________________-20.00%
 1998            1999

---------------------------------------- -------------------------------------
Best Quarter                             Worst Quarter

---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------
Up 36.36%, 4th quarter 1999              Down 12.80%, 3rd quarter 1998
---------------------------------------- -------------------------------------

---------------------------- --------------------- -----------------------------
Average annual total         Portfolio             Index:
returns for periods ending                         Standard & Poors 500 Index
12/31/99

---------------------------- --------------------- -----------------------------
---------------------------- --------------------- -----------------------------
1 year                                     52.58%                        21.04%
---------------------------- --------------------- -----------------------------
---------------------------- --------------------- -----------------------------
Since Inception                            46.44%                        25.52%
(12/22/97)
---------------------------- --------------------- -----------------------------

                          AST JanCap Growth Portfolio

----------------------------------------------------------------
                                          68.26%                60.00%
                                                  55.01%
                                                                40.00%
11.87%          37.98%            28.66%                        20.00%
                         28.36%
        -4.51%                                                   0.00%
 ______________________________________________________________-20.00%
1993    1994    1995     1996    1997     1998    1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 33.97%, 4th quarter 1999           Down 5.95%, 2nd quarter 1994
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               55.01%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               42.82%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      30.41%                       21.80%
(11/5/92)
---------------------- --------------------- ----------------------------

                       AST COHEN & STEERS REALTY PORTFOLIO

 -------------------------
                           60.00%

                           40.00%
                           20.00%

            2.26%           0.00%
  -16.00%
 _________________________-20.00%
   1998     1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 10.53%, 2nd quarter 1999           Down 10.76%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      NAREIT Equity REIT Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                                2.26%                       -4.62%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      -7.31%                      -11.32%
(1/2/98)
---------------------- --------------------- ----------------------------

                    AST Sanford Bernstein Managed Index 500 Portfolio*

-------------------------
                           60.00%

                           40.00%
 27.90%  21.23%            20.00%

                            0.00%
 _________________________-20.00%
 1998    1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 21.58%, 4th quarter 1998           Down 10.09%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               21.23%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      24.48%                       24.53%
(1/2/98)
---------------------- --------------------- ----------------------------

                  *Prior to May 1, 2000, the AST Sanford Bernstein Managed Index
                  500 Portfolio was known as the AST Bankers Trust Managed Index
                  500 Portfolio, and Bankers Trust Company served as Sub-advisor to the Portfolio.

                AST American Century Income & Growth Portfolio*

---------------------------
                           60.00%

                           40.00%
 22.30%            22.98%  20.00%
           12.27%
                            0.00%
 _________________________-20.00%
 1997     1998     1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 16.72%, 4th quarter 1998           Down 11.30%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               22.98%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      19.08%                       27.83%
(1/2/97)
---------------------- --------------------- ----------------------------

                  *Prior  to May 4,  1999,  the AST  American  Century  Income &
                  Growth  Portfolio was known as the AST Putnam Value Growth and
                  Income  Portfolio,  and  Putnam  Investment  Management,  Inc.
                  served as Sub-advisor to the Portfolio.

                  AST Alliance Growth and Income Portfolio*

-------------------------------------------------------
                                                         60.00%

                                                         40.00%
13.69%          28.91%            23.92%                 20.00%
                         18.56%            12.48% 16.09%
        2.22%                                             0.00%
 _______________________________________________________-20.00%
1993    1994    1995     1996    1997     1998    1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 16.94%, 4th quarter 1998           Down 12.26%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               16.09%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               19.85%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      15.76%                       20.56%
(4/30/92)
---------------------- --------------------- ----------------------------

                  *Prior to May 1,  2000,  the AST  Alliance  Growth  and Income
                  Portfolio  was known as the AST Lord Abbett  Growth and Income
                  Portfolio, and Lord, Abbett & Co. served as Sub-advisor to the
                  Portfolio.

                      AST INVESCO Equity Income Portfolio

-------------------------------------------------
                                                         60.00%

                                                         40.00%
           30.07%           23.33%                       20.00%
                    17.09%           13.34% 11.74%
  -2.50%                                                  0.00%
 _______________________________________________________-20.00%
   1994    1995     1996    1997     1998   1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 12.32%, 4th quarter 1998           Down 8.68%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               11.74%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               18.92%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      15.07%                       23.65%
(1/4/94)
---------------------- --------------------- ----------------------------

                          AST AIM Balanced Portfolio*

--------------------------------------------------------
                                                         60.00%

                                                         40.00%
                22.60%           18.28%           20.85% 20.00%
                         11.23%           12.86%
        0.09%                                             0.00%
 _______________________________________________________-20.00%
        1994    1995     1996    1997     1998    1999

------------------------------------- --------------------------------------
Best Quarter                          Worst Quarter
------------------------------------- --------------------------------------
------------------------------------- --------------------------------------
Up 16.25%, 4th quarter 1999           Down 7.13%, 3rd quarter 1998
------------------------------------- --------------------------------------

---------------------- ---------------- ------------------------------------
Average annual total   Portfolio        Index:
returns                                 Blended Index (60% Standard &
For periods ending                      Poors 500, 40% Lehman Brothers
12/31/99                                Government/
                                        Corporate Index)

---------------------- ---------------- ------------------------------------
---------------------- ---------------- ------------------------------------
1 year                          20.85%                               11.40%
---------------------- ---------------- ------------------------------------
---------------------- ---------------- ------------------------------------
5 year                          17.08%                               20.01%
---------------------- ---------------- ------------------------------------
---------------------- ---------------- ------------------------------------
Since Inception                 13.51%                               15.74%
(5/3/93)
---------------------- ---------------- ------------------------------------
                  *Between  October  15,  1996  and  May 3,  1999,  the  AST AIM
                  Balanced  Portfolio  was  known  as the  AST  Putnam  Balanced
                  Portfolio,  and Putnam Investment  Management,  Inc. served as
                  Sub-advisor to the  Portfolio.  Prior to October 15, 1996, the
                  Portfolio  was  known  as  the  AST  Phoenix   Balanced  Asset
                  Portfolio  and  Phoenix  Investment  Counsel,  Inc.  served as
                  Sub-advisor.

                AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

 -------------------------
                           60.00%

                           40.00%
         21.29%            20.00%
13.40%           12.97%
                            0.00%
 _________________________-20.00%
1997     1998     1999

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter

                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 14.12%, 4th quarter 1998           Down 6.56%, 3rd quarter 1998
                  ------------------------------------- -----------------------------------
                  ---------------------- ------------ ----------------------------- -----------------------------
                  Average annual total   Portfolio    Blended Index (60% Standard   Blended Index (60% Standard
                  returns                             & Poors 500, 40% Lehman       & Poors 500, 40% Lehman
                  For periods ending                  Brothers Government/          Aggregate Bond Index)*
                  12/31/99                            Corporate Index)
                  ---------------------- ------------ ----------------------------- -----------------------------
                  ---------------------- ------------ ----------------------------- -----------------------------
                  1 year                      12.97%                        11.40%                      12.29%
                  ---------------------- ------------ ----------------------------- -----------------------------
                  ---------------------- ------------ ----------------------------- -----------------------------
                  Since Inception             15.82%                        18.71%                      18.33%
                  (1/2/97)
                  ---------------------- ------------ ----------------------------- -----------------------------
                  *The  Portfolio's  benchmark  index  has been  changed  to the
                  Lehman  Aggregate  Bond  Index.  The  Portfolio's  Sub-advisor believes  that this  index  better  represents  the broad U.S.
                  taxable bond market.  The Lehman Aggregate Bond index includes mortgage-backed  securities,  while the  Portfolio's  previous index did not.

                  AST T. Rowe Price Asset Allocation Portfolio

 --------------------------------------------------------------
                                                                60.00%

                                                                40.00%
          23.36%            18.40%   18.36%                     20.00%
                  12.14%                     10.28%
  -0.60%                                                         0.00%
 ______________________________________________________________-20.00%
  1994    1995     1996    1997     1998      1999

----------------------------------- -----------------------------
Best Quarter                        Worst Quarter

----------------------------------- -----------------------------
----------------------------------- -----------------------------
Up 11.92%, 4th quarter 1998         Down 4.58%, 3rd quarter 1998
----------------------------------- -----------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Blended Index (60%
For periods ending                           Standard & Poors 500, 40%
12/31/99                                     Lehman Brothers Government/
                                             Corporate Index)

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               10.28%                       11.40%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               16.62%                       20.01%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      13.57%                       16.34%
(1/4/94)
---------------------- --------------------- ----------------------------

                 AST T. Rowe Price Global Bond Portfolio*

-------------------------------------------------
                                                  60.00%

                           14.72%                 40.00%
 11.10%                                           20.00%
          5.98%
                 -3.42%                            0.00%
 __________________________________-8.33%________-20.00%
 1995     1996    1997     1998    1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 6.31%, 4th quarter 1998            Down 5.56%, 1st quarter 1999
------------------------------------- -----------------------------------
---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      J.P. Morgan Non-U.S.
For periods ending                           Government Bond Index
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               -8.33%                       -6.17%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       2.62%                        6.14%
(5/3/94)
---------------------- --------------------- ----------------------------
     *Prior to May 1, 1996,  the AST T. Rowe Price  Global  Bond  Portfolio  was
known as the AST Scudder  International Bond Portfolio,  and Scudder,  Stevens &
Clark, Inc. served as Sub-advisor to the Portfolio.

                    AST Federated High Yield Bond Portfolio

 -----------------------------------------------------------
                                                            60.00%

                                                            40.00%
                19.57%                                      20.00%
                         13.58%   13.58%
        -3.10%                            2.61%  2.00%        0.00%
 ___________________________________________________________-20.00%
        1994    1995     1996    1997     1998   1999

-------------------------------------- ------------------------------------
Best Quarter                           Worst Quarter
-------------------------------------- ------------------------------------
-------------------------------------- ------------------------------------
Up 5.73%, 1st quarter 1995             Down 4.21%, 3rd quarter 1998
-------------------------------------- ------------------------------------

---------------------- --------------------- -------------------------------
Average annual total   Portfolio             Index:
returns                                      Merrill Lynch High Yield Index
For periods ending
12/31/99

---------------------- --------------------- -------------------------------
---------------------- --------------------- -------------------------------
1 year                                2.00%                           1.57%
---------------------- --------------------- -------------------------------
---------------------- --------------------- -------------------------------
5 year                               10.06%                           9.60%
---------------------- --------------------- -------------------------------
---------------------- --------------------- -------------------------------
Since Inception                       7.75%                           7.75%
(1/4/94)
---------------------- --------------------- -------------------------------

                     AST PIMCO Total Return Bond Portfolio

----------------------------------------------------------------
                                                                 60.00%

                                                                 40.00%
                18.78%             9.87%   9.46%                 20.00%
                         3.42%
        -2.40%                                    -1.09%          0.00%
 _______________________________________________________________-20.00%
        1994    1995     1996    1997     1998    1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 5.07%, 3rd quarter 1998            Down 2.54%, 1st quarter 1996
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      LB
For periods ending                           Aggregate Index

12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               -1.09%                       -0.83%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                                7.88%                        7.73%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       6.08%                        5.89%
(1/4/94)
---------------------- --------------------- ----------------------------

                   AST PIMCO Limited Maturity Bond Portfolio

----------------------------------------
                                         60.00%

                                         40.00%
                                         20.00%
        7.46%     5.72%
3.90%                    3.37%            0.00%
________________________________________-20.00%
1996    1997     1998    1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 2.95%, 4th quarter 1998            Down 0.52%, 1st quarter 1996
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Merrill Lynch 1-3 Year
For periods ending                           Index
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                                3.37%                        3.06%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       5.38%                        5.99%
(5/2/95)
---------------------- --------------------- ----------------------------

                           AST Money Market Portfolio

---------------------------------------------------------------

                                                                15.00%
                                                                10.00%
         3.75%  5.05%    5.08%    5.18%   5.14%  4.60%
2.55%                                                            0.00%
________________________________________________________________-20.00%
1993    1994    1995     1996    1997     1998   1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 1.38%, 2nd quarter 1995            Up 0.62%, 2nd quarter 1993
------------------------------------- -----------------------------------

------------------------------------- -----------------------------------
7-day yield (as of 12/31/99)                                       4.40%
------------------------------------- -----------------------------------

                                       This page has been intentionally left blank.

FEES AND  EXPENSES OF THE  PORTFOLIOS:  The table below  describes  the fees and  expenses  that you may pay if you buy and hold shares of the Portfolios.  Unless otherwise  indicated,  the expenses shown below are for the year ending December 31,
1999.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                                      NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                           NONE*
Exchange Fee                                                                                              NONE*

* Because shares of the Portfolios may be purchased  through variable  insurance  products,  the prospectus of the relevant product should be carefully  reviewed for  information on the charges and expenses of those  products.  This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                     Management    Estimated    Other         Total Annual     Fee Waivers    Net Annual
                                     Fees          Distribution Expenses      Portfolio       and Expense     Fund
                                                  and                         Operating       Reimbursement(6)Operating
Portfolio:                                        Service                     Expenses                        Expenses
                                                  (12b-1)
                                                  Fees(5)
------------------------------------ ------------ ------------- ------------- --------------- --------------- ---------------
AST Founders Passport                    1.00         0.00           0.29          1.29            N/A             1.29
AST Scudder Japan(1)                     1.00         0.04           0.36          1.40            N/A             1.40
AST AIM International Equity             0.87         0.04           0.31          1.22            N/A             1.22
AST Janus Overseas Growth                1.00         0.02           0.23          1.25            N/A             1.25
AST American Century International       1.00         0.00           0.50          1.50            N/A             1.50
Growth
AST American Century  International      1.00         0.02           0.26          1.28            N/A             1.28
Growth II
AST MFS Global Equity(2)                 1.00         0.00           0.20          1.20            N/A             1.20
AST Janus Small-Cap Growth               0.90         0.01           0.18          1.09            N/A             1.09
AST Kemper Small-Cap Growth              0.95         0.03           0.19          1.17            N/A             1.17
AST Federated Aggressive Growth(1)       0.95         0.04           0.23          1.22            N/A             1.22
AST Lord Abbett Small Cap Value          0.95         0.00           0.29          1.24            N/A             1.24
AST Gabelli Small-Cap Value              0.90         0.00           0.21          1.11            N/A             1.11

AST Janus Mid-Cap Growth(3)              1.00         0.04           0.22          1.26            N/A             1.26
AST Alger Mid-Cap Growth(1)              0.80         0.00           0.23          1.03            0.18            0.85
AST Neuberger Berman Mid-Cap Growth      0.90         0.04           0.23          1.17            N/A             1.17
AST Neuberger Berman Mid-Cap Value       0.90         0.12           0.23          1.25            N/A             1.25
AST Alger All-Cap Growth(4)              0.95         0.00           0.28          1.23            N/A             1.23
AST Gabelli All-Cap Value(1)             0.95         0.04           0.23          1.22            N/A             1.22
AST Kinetics Internet Portfolio(1)       1.00         0.04           0.23          1.27            N/A             1.27
AST   T.   Rowe    Price    Natural      0.90         0.01           0.26          1.17            N/A             1.17
Resources
AST Alliance Growth                      0.90         0.00           0.21          1.11            N/A             1.11
AST MFS Growth(2)                        0.90         0.00           0.12          1.02            N/A             1.02
AST Alger Growth(1)                      0.75         0.00           0.23          0.98            0.19            0.79
AST Marsico Capital Growth               0.90         0.04           0.18          1.12            N/A             1.12
AST JanCap Growth                        0.90         0.01           0.14          1.05            0.04            1.01
AST Janus Strategic Value(1)             1.00         0.04           0.23          1.27            N/A             1.27
AST Cohen & Steers Realty                1.00         0.02           0.27          1.29            N/A             1.29
AST   Sanford   Bernstein   Managed      0.60         0.00           0.19          0.79            N/A             0.79
Index 500
AST American Century Income &            0.75         0.00           0.23          0.98            N/A             0.98
Growth
AST Alliance Growth and Income           0.75         0.08           0.18          1.01            0.01            1.00
AST MFS Growth with Income(2)            0.90         0.00           0.14          1.04            N/A             1.04
AST INVESCO Equity Income                0.75         0.04           0.18          0.97            N/A             0.97
AST AIM Balanced                         0.74         0.02           0.26          1.02            N/A             1.02
AST American Century Strategic           0.85         0.00           0.25          1.10            N/A             1.10
Balanced
AST T. Rowe Price Asset Allocation       0.85         0.00           0.22          1.07            N/A             1.07
AST T. Rowe Price Global Bond            0.80         0.00           0.31          1.11            N/A             1.11
AST Federated High Yield                 0.75         0.00           0.19          0.94            N/A             0.94
AST Lord Abbett Bond-Debenture(1)        0.80         0.00           0.23          1.03            N/A             1.03
AST PIMCO Total Return Bond              0.65         0.00           0.17          0.82            N/A             0.82
AST PIMCO Limited Maturity Bond          0.65         0.00           0.21          0.86            N/A             0.86
AST Money Market                         0.50         0.00           0.15          0.65            0.05            0.60

(1)  These Portfolios commenced operations in October 2000.  "Other Expenses" and "Estimated Distribution and Service
Fees" shown are based on estimated amounts for the fiscal year ending December 31, 2000.
(2)  These Portfolios commenced operations in October 1999.  "Other Expenses" and "Estimated Distribution and Service
Fees" shown are based on actual amounts for the period from commencement of operations until June 30, 2000.
(3)  This Portfolio commenced operations in May 2000.  "Other Expenses" and "Estimated Distribution and Service Fees"
shown are based on estimated amounts for the fiscal year ending December 31, 2000.
(4)  This Portfolio commenced operations in January 2000.  "Other Expenses" and "Estimated Distribution and Service Fees"
shown are based on actual amounts for the semi-annual period ended June 30, 2000.
(5) As discussed below under  "Management of the Trust - Fees and Expenses,  the Trustees adopted a Distribution  Plan (the
"Distribution  Plan")  under Rule 12b-1 to permit an  affiliate  of the  Trust's  Investment  Manager to receive  brokerage commissions in connection with purchases and sales of securities held by the  Portfolios,  and to use these  commissions to promote  the sale of shares of the  Portfolio.  While the  brokerage  commission  rates  and  amounts  paid by the  various
Portfolios  are not expected to increase as a result of the  Distribution  Plan,  the staff of the  Securities and Exchange
Commission  recently takes the position that commission  amounts received under the  Distribution  Plan should be reflected as  distribution  expenses of the Funds.  The  Distribution  Fee estimates are derived and  annualized  from data regarding commission  amounts directed to the affiliate under the Distribution  Plan from such Plan's  commencement of operations for each  Portfolio  (in late July through  early August 1999) until  December 31, 1999.  Actual  commission  amounts  directed under the Distribution  Plan will vary and the amounts directed during the first full fiscal year of the Plan's  operations may differ substantially from the annualized amounts listed in the above chart.
(6) The  Investment  Manager has agreed to  reimburse  and/or  waive fees for certain  Portfolios  until at least April 30,
2001. The caption "Total Annual Fund Operating  Expenses"  reflects the  Portfolios'  fees and expenses before such waivers and  reimbursements,  while the caption  "Net Annual  Fund  Operating  Expenses"  reflects  the effect of such  waivers and reimbursements.

EXPENSE EXAMPLES:

         This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated.  The Example also assumes that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST Founders Passport                                131               409              708               1,556
AST Scudder Japan                                    143               443              N/A               N/A
AST AIM International Equity                         124               387              670               1,477
AST Janus Overseas Growth                            127               397              686               1,511
AST American Century International Growth            153               474              818               1,791
AST American Century International Growth II         130               406              702               1,545
AST MFS Global Equity                                122               381              660               1,455
AST Janus Small-Cap Growth                           111               347              601               1,329
AST Kemper Small-Cap Growth                          119               372              644               1,420
AST Federated Aggressive Growth                      124               387              N/A               N/A
AST Lord Abbett Small Cap Value                      126               393              681               1,500
AST Gabelli Small-Cap Value                          113               353              612               1,352
AST Janus Mid-Cap Growth                             128               400              N/A               N/A
AST Alger Mid-Cap Growth                             87                271              N/A               N/A
AST Neuberger Berman Mid-Cap Growth                  119               372              644               1,420
AST Neuberger Berman Mid-Cap Value                   127               397              686               1,511
AST Alger All-Cap Growth                             125               390              676               1,489
AST Gabelli All-Cap Value                            124               387              N/A               N/A
AST Kinetics Internet                                129               403              N/A               N/A
AST T. Rowe Price Natural Resources                  119               372              644               1,420
AST Alliance Growth                                  113               353              612               1,352
AST MFS Growth                                       104               325              563               1,248
AST Alger Growth                                     81                252              N/A               N/A
AST Marsico Capital Growth                           114               356              617               1,363
AST JanCap Growth                                    103               330              575               1,279
AST Janus Strategic Value                            129               403              N/A               N/A
AST Cohen & Steers Realty                            131               409              708               1,556
AST Sanford Bernstein Managed Index 500              81                252              439               978
AST American Century Income & Growth                 100               312              542               1,201
AST Alliance Growth and Income                       102               321              557               1,235
AST MFS Growth with Income                           106               331              574               1,271
AST INVESCO Equity Income                            99                309              536               1,190
AST AIM Balanced                                     104               325              563               1,248
AST American Century Strategic Balanced              112               350              606               1,340
AST T. Rowe Price Asset Allocation                   109               340              590               1,306
AST T. Rowe Price Global Bond                        113               353              612               1,352
AST Federated High Yield                             96                300              520               1,155
AST Lord Abbett Bond-Debenture                       105               328              N/A               N/A
AST PIMCO Total Return Bond                          84                262              455               1,014
AST PIMCO Limited Maturity Bond                      88                274              477               1,061
AST Money Market                                     61                203              357               806

INVESTMENT OBJECTIVES AND POLICIES:

         The investment  objective,  policies and limitations for each of the Portfolios are described below. While certain policies apply to all Portfolios,  generally each Portfolio has a different  investment  objective and investment focus. As a result, the risks,  opportunities and returns of investing in each Portfolio will differ.  The investment  objectives and policies of the Portfolios  generally are not fundamental  policies and may be changed by the Trustees without  shareholder approval.

         There can be no assurance  that the  investment  objective of any Portfolio  will be achieved.  Risks  relating to certain types of securities  and  instruments in which the  Portfolios  may invest are described in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         If approved by the Trustees,  the Trust may add more Portfolios and may cease to offer any existing  Portfolios in the future.

AST FOUNDERS PASSPORT PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To achieve its objective,  the Portfolio normally invests primarily in securities issued by foreign companies that have market  capitalizations  of $1.5 billion or less (this  maximum may be revised from time to time based on stock market valuations and industry  standards).  These securities may represent  companies in both established and emerging  economies throughout the world.

         At least 65% of the  Portfolio's  total assets  normally  will be invested in foreign  securities  representing  a minimum of three  countries.  The Portfolio may invest in larger  foreign  companies or in U.S.-based  companies if, in the
Sub-advisor's  opinion,  they represent  better  prospects for capital  appreciation.  The Sub-advisor  looks for companies whose  fundamental  strengths  indicate  potential  for growth in earnings per share.  The  Sub-advisor  generally  takes a
"bottom up" approach to building the Portfolio,  searching for individual companies that demonstrate the best potential for significant  earnings growth,  rather than choose  investments  based on broader economic  characteristics  of countries or industries.

         As  discussed  below,  foreign  securities  are  generally  considered  to  involve  more risk than  those of U.S.
companies,  and  securities of smaller  companies are  generally  considered to be riskier than those of larger  companies.
Therefore,  because the Portfolio's  investment focus is on securities of small and  medium-sized  foreign  companies,  the risk of loss and share price  fluctuation  of this Portfolio  likely will be high relative to most of the other  Portfolios of the Trust and popular market averages.

         Foreign  Securities.  For  purposes of the  Portfolio,  the term  "foreign  securities"  refers to  securities  of issuers,  that, in the judgment of the Sub-advisor,  have their principal business activities outside of the United States, and may include American  Depositary  Receipts.  The determination of whether an issuer's principal  activities are outside of the United States will be based on the location of the issuer's assets,  personnel,  sales,  and earnings  (specifically on whether more than 50% of the  issuer's  assets are  located,  or more than 50% of the  issuer's  gross income is earned, outside of the United  States) or on whether  the  issuer's  sole or  principal  stock  exchange  listing is outside of the
United  States.  The foreign  securities  in which the Portfolio  will invest  typically  will be traded on the  applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

         Investments in foreign  securities  involve  different  risks than U.S.  investments,  including  fluctuations  in currency exchange rates, unstable political and economic structures,  reduced availability of public information,  and lack of uniform financial  reporting and regulatory  practices such as those that apply to U.S. issuers.  Foreign investments of the  Portfolio  may include  securities  issued by companies  located in  developing  countries.  Developing  countries are subject to more economic,  political and business risk than major  industrialized  nations,  and the securities  they issue are expected to be more  volatile and more  uncertain as to payment of interest and  principal.  The Portfolio is permitted to use forward foreign  currency  contracts in connection  with the purchase or sale of a specific  security or for hedging purposes.

         For an additional discussion of the risks involved in foreign securities,  see this Prospectus under "Certain Risk
Factors and Investment Methods."

         Small and Medium-Sized  Companies.  Investments in small and medium-sized  companies  involve greater risk than is customarily  associated with more  established  companies.  Generally,  small and  medium-sized  companies are still in the developing  stages of their life  cycles and are  attempting  to achieve  rapid  growth in both sales and  earnings.  While these  companies  often have growth  rates that exceed  those of large  companies,  smaller  companies  often have  limited operating  histories,  product  lines,  markets,  or  financial  resources,  and  they  may be  dependent  upon  one-person management.  These  companies  may be subject to intense  competition  from larger  entities,  and the  securities  of such companies may have a limited market and may be subject to more abrupt or erratic movements in price.

Other Investments:

         In addition to investing in common  stocks,  the Portfolio may invest in other types of securities  and may engage
in  certain  investment  practices.  The  Portfolio  may  invest  in  convertible  securities,   preferred  stocks,  bonds,
debentures,  and other corporate  obligations when the Sub-advisor  believes that these investments offer opportunities for capital appreciation.  Current income will not be a substantial factor in the selection of these securities.

         The Portfolio will only invest in bonds, debentures,  and corporate obligations (other than convertible securities and  preferred  stock)  rated  investment  grade at the time of  purchase.  Convertible  securities  and  preferred  stocks purchased  by the  Portfolio  may be rated in medium and lower  categories  by Moody's or S&P,  but will not be rated lower than B. The Portfolio may also invest in unrated  convertible  securities and preferred stocks if the Sub-advisor  believes that the  financial  condition  of the  issuer or the terms of the  securities  limits  risk to a level  similar to that of securities rated B or above.

         In addition,  the Portfolio may enter into stock index,  interest rate and foreign currency futures  contracts (or options  thereon) for hedging  purposes.  The  Portfolio  may write  covered  call  options on any or all of its  portfolio securities as the  Sub-advisor  considers  appropriate.  The Portfolio  also may purchase  options on securities  and stock indices for hedging  purposes.  The  Portfolio  may buy and sell options on foreign  currencies  for hedging  purposes in a manner similar to that in which futures on foreign currencies would be utilized.

         For more  information on these  securities and investment  practices and their risks,  see this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Up to 100% of the assets of the  Portfolio  may be invested  temporarily  in cash or cash equivalents if the Sub-advisor  determines that it would be appropriate for purposes of increasing  liquidity or preserving capital  in light of market or  economic  conditions.  Temporary  investments  may  include  U.S.  government  obligations, commercial  paper,  bank  obligations,  and  repurchase  agreements.  While the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective of capital growth will be limited.

AST SCUDDER JAPAN PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  pursues its  investment  objective by investing at least 80% of net assets in Japanese  securities
(those issued by Japan-based  companies or their affiliates,  or by any company that derives more than half of its revenues from Japan).  The  Portfolio may invest in stocks of any size,  including up to 30% of its net assets in smaller  companies that are traded over-the-counter.

         In choosing stocks, the Sub-advisor uses a combination of three analytical disciplines:

         Bottom-up research.  The Sub-advisor looks for individual companies with effective management,  strong competitive positioning,  active research and development,  and sound balance sheets. The Sub-advisor also evaluates  fundamentals such as price-to-earnings ratios.

         Growth  orientation.  The Sub-advisor  prefers companies whose revenue or earnings seem likely to grow faster than the average for their market and whose stock prices appear reasonable in light of their business prospects.

         Top-down analysis.  The Sub-advisor considers the economic outlooks for various sectors and industries in Japan.

         The  Sub-advisor  may favor  securities  from different  industries  and companies at different  times while still maintaining variety in terms of the industries and companies represented.

         The Portfolio will normally sell a security when it reaches a target price,  its  fundamentals  have changed,  the
Sub-advisor believes other investments offer better opportunities, or when adjusting its emphasis on a given industry.

         As with any stock fund,  the  fundamental  risk  associated  with the  Portfolio is the risk that the value of the stocks it holds might decrease.  Stock values fluctuate in response to factors affecting  particular  companies (e.g., poor management or shrinking  product  demand) or to overall stock market  performance  (in this case,  the  performance  of the
Japanese market).

         Because the Portfolio invests primarily in foreign  securities,  its level of risk and share price fluctuation may be greater than a fund  investing  primarily in domestic  securities.  Japanese  stocks tend to be more volatile than their
U.S.  counterparts,  for reasons  ranging  from  political  and  economic  uncertainties  to a higher  risk that  essential information  may be  incomplete  or wrong.  Japanese  economic  growth has weakened  after the sharp  collapse of the stock market in the 1990's and the current economic  condition  remains  uncertain.  In addition,  changing  currency rates could add to investment losses or reduce investment gains.

         The Portfolio's  focus on a single country could also give rise to increased risk, as the Portfolio's  investments will not be  diversified  among  countries  having  varying  characteristics  and  market  performance.  In  addition,  the
Portfolio  level of risk will likely increase to the extent that it invests in the securities of smaller  companies,  which may have limited  business  lines and financial  resources,  and therefore be especially  vulnerable to business  risks and economic  downturns.  Also,  the growth  stocks in which the  Portfolio  generally  invests may be out of favor for certain periods.

Other Investments:

         While most of the  Portfolio's  investments  are common  stocks,  the  Portfolio may also invest in other types of equities,  such as  convertible  securities,  depositary  receipts and preferred  stocks.  The Portfolio may also invest in debt  securities  rated in the top four credit quality  categories,  including  those issued by the Japanese  government or
Japanese companies, if the Sub-advisor believes they offer greater potential for capital growth.

         The  Portfolio  may  invest in various  types of  derivatives  (contracts  whose  value is based on, for  example, indices, currencies or securities), including futures contracts based on Japanese stock indices.

         Additional  information  on the types of  securities  in which  the  Portfolio  may  invest  is  included  in this
Prospectus under "Certain Risk Factors and Investment Methods."
     Temporary  Investments.  As a temporary  defensive  measure,  the Portfolio  could shift up to 100% of its assets into investments such as money market  securities.  While taking a defensive  position could prevent losses, the opportunity for the Portfolio to achieve its investment objective of capital growth may be limited.

AST AIM INTERNATIONAL EQUITY PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Objectives and Risks:

         The  Portfolio  seeks to meet its  investment  objective  by  investing,  normally,  at least 70% of its assets in marketable  equity securities of foreign companies that are listed on a recognized  foreign  securities  exchange or traded in a foreign  over-the-counter  market.  The  Portfolio  will  normally  invest in a  diversified  portfolio  that includes companies  located in at least four  countries  outside the United  States,  emphasizing  investment  in  companies  in the developed  countries of Western Europe and the Pacific Basin.  The  Sub-advisor  does not intend to invest more than 20% of the Portfolio's  total assets in companies located in developing  countries (i.e.,  those that are in the initial stages of their industrial cycles).

         The Sub-advisor  focuses on companies that have experienced  above-average,  long-term growth in earnings and have strong  prospects for future  growth.  In selecting  countries in which the Portfolio  will invest,  the  Sub-advisor  also considers  such  factors as the prospect for relative  economic  growth among  countries or regions,  economic or political conditions,  currency  exchange  fluctuations,  tax  considerations  and  the  liquidity  of  a  particular  security.  The
Sub-advisor considers whether to sell a particular security when any of those factors materially changes.

         As with any equity fund,  the  fundamental  risk  associated  with the Portfolio is the risk that the value of the securities it holds might  decrease.  The prices of equity  securities  change in response to many  factors,  including the historical and prospective earnings of the issuer, the value of its assets,  general economic  conditions,  interest rates, investor perceptions and market liquidity.

         As a fund that  invests  primarily  in the  securities  of foreign  issuers,  the risk and  degree of share  price fluctuation  of the  Portfolio  may be  greater  than a fund  investing  primarily  in  domestic  securities.  The risks of investing  in foreign  securities,  which are  described in more detail below under  "Certain  Risk Factors and  Investment
Methods,"  include  political and economic  conditions and  instability in foreign  countries,  less available  information about foreign  companies,  lack of strict  financial and accounting  controls and standards,  less liquid and more volatile securities  markets,  and fluctuations in currency exchange rates. While the Portfolio may engage in transactions  intended to hedge its  exposure to  fluctuations  in foreign  currencies,  it does not  normally do so. To the extent the  Portfolio invests in securities of issuers in developing  countries,  the Portfolio may be subject to even greater levels of risk and share  price  fluctuation.  Transaction  costs  are  often  higher  in  developing  countries  and  there  may be delays in settlement of transactions.

Other Investments:

         The Portfolio may invest up to 20% of its total assets in debt or preferred equity securities  exchangeable for or convertible into marketable  equity  securities of foreign  companies.  In addition,  the Portfolio may regularly invest up to 20% of its total assets in high-grade  short-term debt securities,  including U.S.  Government  obligations,  investment grade corporate bonds or taxable  municipal  securities,  whether  denominated in U.S. dollars or foreign  currencies.  The
Portfolio also may purchase and write (sell)  covered call and put options on securities  and stock indices.  The Portfolio may also purchase and sell stock and interest rate futures  contracts and options on these futures  contracts.  The purpose of these  transactions is to hedge against changes in the market value of the Portfolio's  portfolio  securities  caused by changing  interest  rates and  market  conditions,  and to close out or offset  existing  positions  in  options or futures contracts.  The Portfolio may from time to time make short sales "against the box."

         Additional  information about convertible  securities,  options,  futures contracts and other investments that the
Portfolio may make is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  In addition to  regularly  investing  up to 20% of its total  assets in  short-term  debt securities  as noted  above,  the  Portfolio  may hold all or a  significant  portion of its assets in cash,  money  market instruments,  bonds or other debt  securities in  anticipation  of or in response to adverse market  conditions or for cash management  purposes.  While the  Portfolio is in such a defensive  position,  the  opportunity  to achieve its  investment objective of capital growth may be limited.

AST JANUS OVERSEAS GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio pursues its objective  primarily through investments in common stocks of issuers located outside the
United States.  The Portfolio has the  flexibility  to invest on a worldwide  basis in companies and  organizations  of any size, regardless of country of organization or place of principal business activity.

         The  Portfolio  normally  invests at least 65% of its total  assets in  securities  of issuers  from at least five different  countries,  excluding the United  States.  Although the  Portfolio  intends to invest  substantially  all of its assets in issuers  located  outside the United  States,  it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

         The Portfolio invests primarily in stocks selected for their growth potential.  The Sub-advisor  generally takes a
"bottom up"  approach to  choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to identify individual  companies  with earnings  growth  potential  that may not be  recognized by the market at large,  regardless of where the companies are organized or where they primarily  conduct  business.  Although themes may emerge in the Portfolio, securities  are  generally  selected  without  regard to any defined  allocation  among  countries,  geographic  regions or industry  sectors,  or  other  similar  selection  procedure.  Current  income  is not a  significant  factor  in  choosing investments, and any income realized by the Portfolio will be incidental to its objective.

         As with any common stock fund, the  fundamental  risk  associated with the Portfolio is the risk that the value of the stocks it holds might  decrease.  Stock values may fluctuate in response to the activities of an individual  company or in response to general market and/or  economic  conditions.  As a fund that invests  primarily in the securities of foreign issuers,  the risk  associated  with the Portfolio may be greater than a fund investing  primarily in domestic  securities.
For a further  discussion of the risks  involved in investing in foreign  securities,  see this  Prospectus  under "Certain
Risk Factors and  Investment  Methods." In addition,  the Portfolio may invest to some degree in smaller or newer  issuers, which are more likely to realize  substantial  growth as well as suffer  significant losses than larger or more established issuers.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs, securities having reached a desired price or yield,  anticipated  changes in  interest  rates or the credit  standing  of an issuer,  or by reason of  economic or other developments  not  foreseen  at the time the  investment  was  made.  To a  limited  extent,  the  Portfolio  may  purchase securities  in  anticipation  of  relatively  short-term  price  gains.  The  Portfolio  may  also  sell one  security  and simultaneously  purchase the same or a comparable security to take advantage of short-term  differentials in bond yields or securities prices.

         Special  Situations.  The  Portfolio  may invest in "special  situations"  from time to time. A special  situation arises when, in the opinion of the  Sub-advisor,  the securities of a particular  issuer will be recognized and increase in value due to a specific  development with respect to that issuer.  Developments  creating a special situation might include a new product or process,  a technological  breakthrough,  a management change or other  extraordinary  corporate event, or differences  in market supply of and demand for the  security.  Investment  in special  situations  may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser degree in types of securities other than common stocks,  including  preferred stocks,  warrants,  convertible  securities  and debt  securities.  The  Portfolio is subject to the  following  percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the following  types of securities and engage in the following investment techniques:

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices and foreign  currencies and options on such contracts and may invest in options on securities,  financial indices and  foreign  currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively
"derivative  instruments").  The Portfolio intends to use most derivative  instruments  primarily to hedge the value of its portfolio  against  potential  adverse  movements in securities  prices,  foreign  currency markets or interest rates. To a limited extent,  the Portfolio may also use derivative  instruments  for  non-hedging  purposes such as seeking to increase income.  The Portfolio may also use a variety of currency hedging  techniques,  including  forward currency  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The  Portfolio may invest in  indexed/structured  securities,  which  typically are short- to  intermediate-term  debt  securities  whose value at maturity or interest rate is linked to currencies,  interest rates,  equity  securities,  indices,  commodity  prices or other  financial  indicators.  Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

         For more  information on the types of securities and  instruments  other than common stocks in which the Portfolio may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes that market  conditions  are not favorable for profitable investing or when the  Sub-advisor  is otherwise  unable to locate  favorable  investment  opportunities,  the  Portfolio's investments  may be hedged to a greater degree and/or its cash or similar  investments  may increase.  In other words,  the
Portfolio  does not always stay fully  invested in stocks and bonds.  The  Portfolio's  cash and  similar  investments  may include high-grade commercial paper,  certificates of deposit,  repurchase agreements and money market funds managed by the
Sub-advisor.  While the  Portfolio is in a defensive  position,  the  opportunity  to achieve its  investment  objective of long-term growth of capital will be limited.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  will seek to achieve its  investment  objective by investing  primarily  in equity  securities  of international  companies  that the  Sub-advisor  believes will increase in value over time. The  Sub-advisor  uses a growth investment  strategy it developed  that looks for companies  with earnings and revenue  growth.  Ideally,  the  Sub-advisor looks  for  companies  whose  earnings  and  revenues  are not only  growing,  but are  growing  at an  accelerating  pace.
Accelerating  growth is shown,  for  example,  by growth that is faster this quarter than last or faster this year than the year before.  For purposes of the Portfolio,  equity  securities  include common stocks,  preferred  stocks and convertible securities.

         The  Sub-advisor  tracks  financial  information  for  thousands of companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This  strategy is based on the premise  that,  over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

         The  Sub-advisor  recognizes  that, in addition to locating  strong  companies  with  accelerating  earnings,  the allocation  of assets  among  different  countries  and regions also is an  important  factor in managing an  international portfolio.  For this reason,  the  Sub-advisor  will  consider a number of other factors in making  investment  selections, including  the prospects  for relative  economic  growth among  countries or regions,  economic and  political  conditions, expected inflation rates,  currency exchange  fluctuations and tax considerations.  Under normal conditions,  the Portfolio will  invest at least 65% of its  assets in equity  securities  of issuers  from at least  three  countries  outside of the
United  States.  In order to maintain  investment  flexibility,  the  Portfolio has not  otherwise  established  geographic requirements for asset distribution.

         While the Portfolio's  focus will be on issuers in developed  markets,  the Sub-advisor  expects to invest to some degree in  issuers in  developing  countries.  The  Portfolio  may make  foreign  investments  either  directly  in foreign securities,  or  indirectly  by  purchasing  depositary  receipts.  Securities  purchased in foreign  markets may either be traded on foreign securities exchanges or in the over-the-counter markets.

         As with all stocks,  the value of the stocks held by the  Portfolio  can decrease as well as  increase.  As a fund investing  primarily in equity  securities  of foreign  issuers,  the Portfolio may be subject to a level of risk and share price fluctuation  higher than most funds that invest primarily in domestic  equities.  Foreign companies may be subject to greater  economic  risks than  domestic  companies,  and  foreign  securities  are  subject to certain  risks  relating  to political,  regulatory  and market  structures  and events that domestic  securities  are not subject to. To the extent the
Portfolio invests in securities of issuers in developing  counties,  the Portfolio may be subject to even greater levels of risk and share price fluctuation.

Other Investments:

         Securities of U.S.  issuers may be included in the Portfolio  from time to time.  The Portfolio also may invest in bonds,  notes and debt securities of companies and obligations of domestic or foreign  governments and their agencies.  The
Portfolio  will limit its  purchases of debt  securities  to  investment  grade  obligations.  The Portfolio may enter into non-leveraged stock index futures contracts and may make short sales "against the box."

         Derivative  Securities.  The  Portfolio  may  invest  in  derivative  securities.   Certain  of  these  derivative
securities may be described as  "index/structured"  securities,  which are securities  whose value or performance is linked to other equity  securities (as in the case of depositary  receipts),  currencies,  interest rates,  securities  indices or other  financial  indicators  ("reference  indices").  The  Portfolio  may not invest in a derivative  security  unless the reference  index or the  instrument  to which it relates is an  eligible  investment  for the  Portfolio.  For  example,  a security whose underlying value is linked to the price of oil would not be a permissible  investment  because the Portfolio may not invest in oil and gas leases or futures.  The Portfolio may make short sales "against the box."

         Forward  Currency  Exchange  Contracts.  As a fund  investing  primarily in foreign  securities,  the value of the
Portfolio will be affected by changes in the exchange rates between  foreign  currencies  and the U.S.  dollar.  To protect against  adverse  movements in exchange  rates,  the Portfolio may, for hedging  purposes only,  enter into forward foreign currency  exchange  contracts.  The  Portfolio  may enter into a forward  contract  to  "lock-in"  an  exchange  rate for a specific  purchase or sale of a security.  Less  frequently,  the  Portfolio  may enter into a forward  contract to seek to protect its holdings in a particular  currency from a decline in that currency.  Predicting  the relative  future values of currencies is very difficult,  and there is no assurance that any attempt to reduce the risk of adverse currency  movements through the use of forward contracts will be successful.

         Indirect  Foreign  Investments.  The  Portfolio  may invest up to 10% of its assets in certain  foreign  countries indirectly through investment funds and registered  investment  companies that invest in those countries.  If the Portfolio invests in investment  companies,  it will bear its proportionate share of the costs incurred by such companies,  including any investment advisory fees.

         Additional  information  about the  securities  that the Portfolio may invest in and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary Investments.  Under exceptional market or economic conditions,  the Portfolio may temporarily invest all or a  substantial  portion of its assets in cash or  investment-grade  short-term  securities.  While the Portfolio is in a defensive position, the ability to achieve its investment objective of capital growth may be limited.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II:

The  investment  objective,  policies and risks of the  Portfolio  (formerly,  the AST T. Rowe Price  International  Equity
Portfolio) are  substantially  identical to those of the AST American Century  International  Growth Portfolio as described immediately above.

AST MFS GLOBAL EQUITY PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  invests,  under normal  market  conditions,  at least 65% of its total assets in common stocks and related securities,  such as preferred stock,  convertible  securities and depositary receipts, of U.S. and foreign issuers
(including issuers in developing countries).

         The Portfolio  focuses on companies that the Sub-advisor  believes have favorable  growth prospects and attractive valuations  based on current and expected  earnings or cash flow. The Portfolio  generally seeks to purchase  securities of companies with relatively  large market  capitalizations  relative to the market in which they are traded.  The Portfolio's investments may include securities traded in the over-the-counter markets, rather than on securities exchanges.

         The Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the Portfolio.  This means that  securities  are selected  based upon  fundamental  analysis of  individual  companies  (such as analysis of the companies' earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

         As a fund that invests primarily in common stocks,  the value of the securities held by the Portfolio may decline, either because of changing economic,  political or market  conditions,  or because of the economic condition of the company that issued the  security.  As a global fund that invests in both U.S. and foreign  securities,  the  Portfolio's  level of risk may be lower  than  that of many  international  funds  but  higher  than  that of many  domestic  equity  funds.  The
Portfolio's  investments in foreign stocks may cause the risk and degree of share price  fluctuation of the Portfolio to be greater than a fund investing primarily in domestic  securities.  The risks of investing in foreign  securities,  which are described in more detail below under  "Certain Risk Factors and Investment  Methods,"  include risks relating to political, social and economic  conditions  abroad,  risks  resulting from differing  regulatory  standards in non-U.S.  markets,  and fluctuations in currency  exchange  rates.  To the extent the Portfolio  invests in the securities of issuers in developing countries,  the risks relating to investing in foreign  securities  likely will be  accentuated.  The Portfolio may also be subject to  increased  risk if it makes  significant  investments  in  securities  traded  over-the-counter,  because  such securities are frequently  those of smaller  companies that generally  trade less frequently and are more volatile than the securities of larger companies.

Other Investments:

         Although the Portfolio will invest primarily in common stocks and related  securities,  the Portfolio may purchase and sell futures  contracts and related options on securities  indices,  foreign  currencies and interest rates for hedging and  non-hedging  purposes.  The  Portfolio  may also enter into  forward  contracts  for the  purchase  or sale of foreign currencies  for hedging and  non-hedging  purposes.  The  Portfolio  may purchase and write (sell)  options on  securities, stock indices and foreign currencies.  The Portfolio may also purchase warrants.

         For more  information  on some of the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal investment strategy by temporarily  investing for  defensive  purposes  when adverse  market,  economic or political  conditions  exist.  When  investing  for  defensive purposes,  the  Portfolio  may hold cash or invest in cash  equivalents,  such as short-term  U.S.  government  securities, commercial  paper and bank  instruments.  While the Portfolio is in a defensive  position,  the  opportunity to achieve its investment objective will be limited.

AST JANUS SMALL-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is capital growth.

Principal Investment Policies and Risks:

         The Portfolio  pursues its  objective by normally  investing at least 65% of its total assets in the common stocks
of  small-sized   companies.   For  purposes  of  the  Portfolio,   small-sized   companies  are  those  that  have  market
capitalizations  of less than $1.5 billion or annual gross  revenues of less than $500  million.  To a lesser  extent,  the
Portfolio may also invest in stocks of larger companies with potential for capital growth.

         The  Sub-advisor  generally  takes a "bottom up" approach to building the Portfolio.  In other words,  it seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.  Although themes may emerge in the Portfolio,  securities are generally  selected  without regard to any defined  industry  sector or other similar selection procedure.  Current income is not a significant factor in choosing investments.

         Because the Portfolio  invests  primarily in common stocks,  the fundamental risk of investing in the Portfolio is that the value of the stocks it holds might  decrease.  Stock  values may  fluctuate  in response to the  activities  of an individual  company or in response to general  market or economic  conditions.  As a Portfolio  that  invests  primarily in smaller or newer  issuers,  the  Portfolio  may be subject to greater risk of loss and share price  fluctuation  than funds investing  primarily  in larger or more  established  issuers.  Smaller  companies  are more likely to realize  substantial growth as well as suffer  significant  losses than larger  issuers.  Smaller  companies may lack depth of management,  they may be unable to generate  funds  necessary  for growth or  potential  development  internally  or to  generate  such funds through  external  financing on favorable  terms,  or they may be  developing  or marketing  products or services for which there are not yet,  and may  never be,  established  markets.  In  addition,  such  companies  may be  subject  to  intense competition  from larger  competitors,  and may have more limited trading markets than the markets for securities of larger issuers.

         While the Sub-advisor  tries to reduce the risk of the Portfolio by diversifying its assets among issuers (so that the effect of any single holding is reduced),  and by not concentrating its assets in any particular industry,  there is no assurance that these effort will be successful in reducing the risks to which the Portfolio is subject.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs, securities having reached a desired price or yield,  anticipated  changes in  interest  rates or the credit  standing  of an issuer,  or by reason of  economic or other developments  not  foreseen  at the time the  investment  was  made.  To a  limited  extent,  the  Portfolio  may  purchase securities  in  anticipation  of  relatively  short-term  price  gains.  The  Portfolio  may  also  sell one  security  and simultaneously  purchase the same or a comparable security to take advantage of short-term  differentials in bond yields or securities prices.

         Special  Situations.  The  Portfolio  may invest in "special  situations"  from time to time. A special  situation arises when, in the opinion of the  Sub-advisor,  the securities of a particular  issuer will be recognized and increase in value due to a specific  development with respect to that issuer.  Developments  creating a special situation might include a new product or process,  a technological  breakthrough,  a management change or other  extraordinary  corporate event, or differences  in market supply of and demand for the  security.  Investment  in special  situations  may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser degree in types of securities other than common stocks,  including  preferred stocks,  warrants,  convertible  securities  and debt  securities.  The  Portfolio is subject to the  following  percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade by the primary rating agencies ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the following  types of securities and engage in the following investment techniques:

         Index/structured  Securities.  The  Portfolio may invest in  indexed/structured  securities,  which  typically are short- to  intermediate-term  debt  securities  whose value at maturity or interest rate is linked to currencies,  interest rates,  equity  securities,  indices,  commodity  prices or other  financial  indicators.  Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

         Foreign  Securities.  The Portfolio may invest without limit in foreign equity and debt securities.  The Portfolio may invest directly in foreign securities  denominated in foreign currencies,  or may invest through depositary receipts or passive  foreign  investment  companies.  Generally,  the same criteria are used to select  foreign  securities as domestic securities.  The Sub-advisor  seeks  companies that meet these criteria  regardless of country of organization or principal business activity.  However,  certain factors such as expected inflation and currency exchange rates,  government  policies affecting  businesses,  and a country's  prospects  for economic  growth may warrant  consideration  in  selecting  foreign securities.

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial  indices  and  foreign  currencies  and  options on such  contracts,  and may  invest in  options on  securities,
financial  indices  and  foreign  currencies,   forward  contracts  and  interest  rate  swaps  and  swap-related  products
(collectively  "derivative  instruments").  The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio  against  potential  adverse  movements in securities  prices,  currency  exchange rates or interest rates. To a limited  extent,  the Portfolio may also use derivative  instruments  for non-hedging  purposes such as seeking to increase income.

         For more  information on the types of securities  other than common stocks in which the Portfolio may invest,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes that market  conditions  are not favorable for profitable investing or when the  Sub-advisor  is otherwise  unable to locate  favorable  investment  opportunities,  the  Portfolio's investments  may be hedged to a greater degree and/or its cash or similar  investments  may increase.  In other words,  the
Portfolio  does not always stay fully  invested in stocks and bonds.  The  Portfolio's  cash and  similar  investments  may include high-grade commercial paper,  certificates of deposit,  repurchase agreements and money market funds managed by the
Sub-advisor.  While the  Portfolio is in a defensive  position,  the  opportunity  to achieve its  investment  objective of capital growth will be limited.

AST KEMPER SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek maximum  growth of investors'  capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

         At least 65% of the  Portfolio's  total  assets  normally  will be  invested in the equity  securities  of smaller companies,  i.e.,  those  having a market  capitalization  of $2 billion or less at the time of  investment,  many of which would be in the early stages of their life cycle.  Equity  securities  include  common  stocks and  securities  convertible into or exchangeable for common stocks, including warrants and rights.

         The  Portfolio  intends to invest  primarily in stocks of companies  whose  earnings per share are expected by the
Sub-advisor  to grow faster than the market  average  ("growth  stocks").  Growth  stocks tend to trade at higher  price to earnings (P/E) ratios than the general market,  but the Sub-advisor  believes that the potential for above average earnings of the stocks in which the Portfolio invests more than justifies their price.

         In managing the Portfolio,  the Sub-advisor  emphasizes stock selection and fundamental research.  The Sub-advisor considers  a number of factors in  considering  whether to invest in a growth  stock,  including  high return on equity and earnings  growth rate, low level of debt,  strong balance sheet,  good  management and industry  leadership.  Other factors are patterns of increasing sales growth,  the development of new or improved products or services,  favorable  outlooks for growth in the  industry,  the  probability  of increased  operating  efficiencies,  emphasis on research  and  development, cyclical conditions, or other signs that a company may grow rapidly.

         The Portfolio seeks attractive areas for investment that arise from factors such as  technological  advances,  new marketing  methods,  and changes in the economy and population.  Currently,  the Sub-advisor  believes that such investment opportunities may be found among:

o        companies  engaged in high technology  fields such as electronics,  medical  technology and computer  software and specialty retailing;
o        companies whose earnings  outlooks have improved as the result of changes in the economy,  acquisitions,  mergers, new management, changes in corporate strategy or product innovation;
o        companies  supplying new or rapidly  growing  services to consumers and  businesses in such fields as  automation, data processing, communications, and marketing and finance; and
o        companies that have innovative concepts or ideas.

         In the selection of  investments,  long-term  capital  appreciation  will take  precedence over short range market fluctuations.  However,  the Portfolio may  occasionally  make  investments for short-term  capital  appreciation.  Current income will not be a significant factor in selecting investments.

         Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate  significantly, reflecting the business  performance of the issuing  company,  investor  perception or general economic or financial market movements.  Because of the  Portfolio's  focus on the stocks of smaller growth  companies,  investment in the Portfolio may involve  substantially  greater than average share price  fluctuation and investment risk. A fund focusing on growth stocks will generally involve greater risk and share price fluctuation than a fund investing primarily in value stocks.

         In addition,  investments in securities of smaller companies are generally considered to offer greater opportunity for  appreciation  and to involve  greater risk of  depreciation  than securities of larger  companies.  Smaller  companies often have limited product lines,  markets or financial  resources,  and they may be dependent upon one or a few key people for  management.  Because the  securities of small-cap  companies are not as broadly  traded as those of larger  companies, they are often  subject to wider and more abrupt  fluctuations  in market price.  Additional  reasons for the greater price fluctuations of these  securities  include the less certain growth  prospects of smaller firms and the greater  sensitivity of small companies to changing economic conditions.

Other Investments:

         In addition to investing in common stocks,  the Portfolio may also invest to a limited degree in preferred  stocks and debt  securities when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are  denominated  in U.S.  dollars.  Foreign  securities  in which the  Portfolio  may invest  include  any type of security  consistent  with its  investment  objective and policies.  The prices of foreign  securities may be more volatile than those of domestic securities.

         Options,  Financial Futures and Other Derivatives.  The Portfolio may deal in options on securities and securities indices,  which options may be listed for trading on a national  securities  exchange or traded  over-the-counter.  Options transactions  may be used to pursue the  Portfolio's  investment  objective and also to hedge  against  currency and market risks,  but are not intended for  speculation.  The Portfolio may engage in financial  futures  transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

         In addition to options and financial  futures,  the  Portfolio  may invest in a broad array of other  "derivative"
instruments in an effort to manage  investment risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance  return),  or to create an investment  position  indirectly.  The types of  derivatives  and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional  information  about the other investments that the Portfolio may make and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive  position is deemed advisable because of prevailing  market  conditions, the Portfolio may invest without limit in high grade debt  securities,  commercial  paper,  U.S.  Government  securities or cash  or  cash  equivalents,  including  repurchase  agreements.  While  the  Portfolio  is in a  defensive  position,  the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio pursues its investment  objective by investing in equity  securities of companies  offering superior prospects for earnings growth.  The Portfolio  focuses its investments on the equity securities of smaller  companies,  but it is not  subject to any  specific  market  capitalization  requirements.  The  Portfolio  may  invest in foreign  issuers through American Depositary Receipts.

         Using its own quantitative  process,  the Sub-advisor  rates the future  performance  potential of companies.  The
Sub-advisor  evaluates each company's  earnings quality in light of its current  valuation to narrow the list of attractive companies.  The Sub-advisor then evaluates product  positioning,  management  quality and  sustainability of current growth trends of those companies.  Using this type of fundamental  analysis,  the Sub-advisor selects the most promising companies for the Portfolio.

         Companies  with  similar  characteristics  may  be  grouped  together  in  broad  categories  called  sectors.  In determining  the amount to invest in a security,  the Sub-advisor  limits the Portfolio's  exposure to each business sector that  comprises  the S&P 500  Index.  The  Portfolio's  allocation  to a sector  will be no more than  300% of the  Index's allocation to that sector or 30% of the total  portfolio,  whichever is greater.  As the Sub-advisor  allocates more of the
Portfolio's  holdings to a particular  sector,  the  Portfolio's  performance  will be more  susceptible  to the  economic, business or other developments that generally affect that sector.

         The Portfolio's  strategies with respect to security analysis,  market  capitalization,  and sector allocation are designed to produce a portfolio of stocks whose long-term  growth  prospects are  significantly  above those of the S&P 500
Index.

         As with any fund investing primarily in equity securities,  the Portfolio is subject to the risk that the value of equity  securities in the Portfolio will decline.  These  declines may occur in the form of a sustained  trend or a drastic movement.  The prices of  individual  portfolio  stocks  will  fluctuate  because of factors  specific  to that  company or because of changes in stock valuations generally.

         Because of the  Portfolio's  emphasis on small company  growth  stocks,  the Portfolio will likely be subject to a degree of risk and share  price  fluctuation  greater  than that of many other  equity  funds.  Generally,  the smaller the market  capitalization  of a company,  the fewer the number of shares traded daily,  the less liquid its stock and the more volatile its price.  Companies with smaller  market  capitalizations  also tend to have unproven  track records,  a limited product or service base and limited access to capital.

         Due to their  relatively  high  valuations,  growth  stocks are typically  more  volatile  than value stocks.  For instance,  the price of a growth  stock may  experience  a larger  decline  on a  forecast  of lower  earnings,  a negative fundamental  development,  or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more  adversely  affected in a down market  compared to value  stocks that pay higher  dividends.  In  addition,  the  Portfolio's  level of risk and share price fluctuation may increase to the extent it emphasizes investments in the securities of foreign companies.

Other Investments:

         The  Portfolio may attempt to manage market risk by buying and selling  financial  futures  contracts and options.
This may include the purchase of futures  contracts as a substitute for direct  investments in stocks.  It may also include the purchase and sale of options to protect against general declines in stock prices.

         Additional information on the types of securities in which the Portfolio may invest,  including futures contracts, options and American  Depositary  Receipts,  is included in this  Prospectus  under  "Certain  Risk Factors and  Investment
Methods."

         Temporary  Investments.  The  Portfolio  may  temporarily  depart  from its  principal  investment  strategies  by investing  its  assets  in cash  and  short-term  debt  securities  and  similar  obligations.  It may do this to  minimize potential  losses and maintain  liquidity to meet  shareholder  redemptions  during  adverse  market  conditions.  When the
Portfolio  is in such a defensive  position,  the  ability to achieve its  investment  objective  of capital  growth may be limited.

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio will seek its objective through  investments  primarily in equity securities that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the Sub-advisor looks for companies the following process:

o        Quantitative  research is performed to evaluate  various  criteria,  including  the price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow;
o        Fundamental  research is  conducted  to assess the  dynamics of each  company  within its  industry and within the company.  The Sub-advisor  evaluates the company's business  strategies by assessing  management's  ability to execute the strategies, and evaluating the adequacy of its financial resources.

Usually,  at least 65% of the  Portfolio's  total  assets  will be  invested  in common  stocks  issued  by  smaller,  less well-known  companies  (with  market  capitalizations  of less  than $1  billion)  selected  on the  basis  of  fundamental investment analysis.  The Portfolio may invest up to 35% of its assets in foreign securities.

         The stocks in which the Portfolio  generally invests are those which, in the Sub-advisor's  judgment,  are selling below their  intrinsic  value and at prices that do not adequately  reflect their long-term  business  potential.  Selected smaller  stocks may be undervalued  because they are often  overlooked by many  investors,  or because the public is overly pessimistic  about a company's  prospects.  Accordingly,  their  prices can rise  either as a result of  improved  business fundamentals,  particularly  when earnings grow faster than general  expectations,  or as more  investors come to recognize the  company's  underlying  potential.  The price of shares in  relation  to book  value,  sales,  asset  value,  earnings, dividends and cash flow, both historical and prospective,  are key determinants in the security  selection  process.  These criteria  are not rigid,  and other  stocks may be included  in the  Portfolio  if they are  expected to help it attain its objective.  Dividend and investment income is of incidental importance.

         Although the  Portfolio  typically  will hold a large number of  securities  and follow a relatively  conservative value-driven  investment  strategy,  the Portfolio does entail  above-average  investment risk and share price  fluctuation compared to the overall U.S. stock market.  The small  capitalization  companies in which the Portfolio  primarily  invests may offer  significant  appreciation  potential.  However,  smaller  companies  may carry more risk than larger  companies.
Generally,  small companies rely on limited  product lines,  markets and financial  resources,  and these and other factors may make  them more  susceptible  to  setbacks  or  economic  downturns.  Smaller  companies  normally  have  fewer  shares outstanding  and trade less  frequently  than large  companies.  Therefore,  the  securities  of smaller  companies  may be subject to wider price fluctuations.

Other Investments:

         The  Portfolio  may engage in various  portfolio  strategies to reduce  certain  risks of its  investments  and to enhance  income,  but not for  speculation.  The  Portfolio  may  purchase and write (sell) put and covered call options on equity securities or stock indices that are traded on national  securities  exchanges.  The Portfolio may purchase and sell stock index  futures  for certain  hedging  and risk  management  purposes.  New  financial  products  and risk  management techniques  continue  to be  developed  and the  Portfolio  may use these new  investments  and  techniques  to the  extent consistent with its investment objective and policies.

         The  Portfolio  may invest up to 35% of its net  assets (at the time of  investment)  in  securities  (of the type described  above) that are primarily  traded in foreign  countries.  The Portfolio may enter into forward foreign  currency exchange  contracts in connection  with its  investments in foreign  securities.  The Portfolio  also may purchase  foreign currency put options and write  foreign  currency  call options on U.S.  exchanges or U.S.  over-the-counter  markets.  The
Portfolio  may write a call  option on a foreign  currency  only in  conjunction  with a  purchase  of a put option on that currency.

         The Portfolio also may invest in preferred stocks and bonds that either have attached  warrants or are convertible into common stocks.

         Additional  information about these investments and investment  techniques and their risks is included below under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  For temporary  defensive purposes or pending other investments,  the Portfolio may invest in high-quality,  short-term debt obligations of banks,  corporations or the U.S.  Government.  While the Portfolio is in a
defensive position, its ability to achieve its investment objective of long-term capital growth will be limited.

AST GABELLI SMALL-CAP VALUE PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio  (formerly,  the AST T. Rowe Price Small Company Value
Portfolio) is to provide long-term capital growth by investing primarily in  small-capitalization  stocks that appear to be undervalued.

Principal Investment Policies and Risks:

         The Portfolio  will normally  invest at least 65% of its total assets in stocks and  equity-related  securities of small  companies ($1 billion or less in market  capitalization).  Reflecting a value  approach to investing,  the Portfolio will seek the stocks of companies  whose current stock prices do not appear to adequately  reflect their  underlying  value as measured by assets,  earnings,  cash flow or business  franchises.  The  Sub-advisor's  research  team seeks to identify companies that appear to be undervalued by various  measures,  and may be temporarily out of favor, but have good prospects for capital appreciation.  In selecting investments, the Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or price/cash flow ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The  Sub-advisor  then  determines  whether  there is an  emerging  catalyst  that will  focus  investor  attention  on the underlying  assets of the company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business through restructuring or other means.

         The Portfolio may sell  securities  for a variety of reasons,  such as to secure gains,  limit losses or re-deploy assets into more  promising  opportunities.  The  Portfolio  will not sell a stock just  because the company has grown to a market  capitalization of more than $1 billion,  and it may on occasion  purchase  companies with a market cap of more than
$1 billion.

         As with all stock funds,  the Portfolio's  share price can fall because of weakness in the securities  market as a whole, in particular  industries or in specific  holdings.  Investing in small companies involves greater risk of loss than is customarily  associated  with more  established  companies.  Stocks of small  companies may be subject to more abrupt or erratic price  movements than larger  company  stocks.  Small  companies  often have limited  product  lines,  markets,  or financial  resources,  and  their  management  may lack  depth and  experience.  While a value  approach  to  investing  is generally  considered  to involve less risk than a growth  approach,  investing in value stocks  carries the risks that the market will not  recognize  the stock's  intrinsic  value for a long time,  or that a stock  judged to be  undervalued  may actually be appropriately priced.

Other Investments:

         Although  the  Portfolio  will  invest  primarily  in U.S.  common  stocks,  it may also  purchase  other types of securities, for example,  preferred stocks, convertible securities,  warrants and bonds when considered consistent with the
Portfolio's  investment  objective and policies.  The Portfolio may purchase preferred stock for capital appreciation where the issuer has  omitted,  or is in danger of  omitting,  payment of the  dividend on the stock.  Debt  securities  would be purchased in companies that meet the investment criteria for the Portfolio.

         The  Portfolio  may invest up to 20% of its total  assets in foreign  securities,  including  American  Depositary
Receipts and  securities  of companies in  developing  countries,  and may enter into  forward  foreign  currency  exchange contracts.  (The  Portfolio  may  invest in  foreign  cash  items as  described  below in excess  of this 20%  limit.)  The
Portfolio  may enter into stock  index or  currency  futures  contracts  (or options  thereon)  for hedging  purposes or to provide an efficient  means of regulating  the  Portfolio's  exposure to the equity  markets.  The Portfolio may also write
(sell) call and put options and  purchase  put and call options on  securities,  financial  indices,  and  currencies.  The
Portfolio may invest up to 10% of its total assets in hybrid  instruments,  which combine the  characteristics  of futures, options and securities.  For additional  information  about these  investments and their risks,  see this Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may establish and maintain cash reserves  without  limitation for temporary defensive  purposes.  The  Portfolio's  reserves  may be  invested  in  high-quality  domestic  and  foreign  money  market instruments,  including  repurchase  agreements  and money market  mutual funds managed by the  Sub-advisor.  Cash reserves also provide  flexibility in meeting redemptions and paying expenses.  While the Portfolio is in a defensive position,  the opportunity to achieve its investment objective of long-term capital growth may be limited.

AST JANUS MID-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio  pursues its objective by investing  primarily in common stocks selected for their growth potential, and  normally  invests  at least 65% of its  equity  assets in  medium-sized  companies.  For  purposes  of the  Portfolio, medium-sized  companies are those whose market  capitalizations  (measured at the time of investment) fall within the range of companies  in the  Standard & Poor's  MidCap 400 Index (the "S&P 400").  The market  capitalizations  within the S&P 400 will vary,  but as of December 31, 1999,  they ranged from  approximately  $170  million to $37  billion.  The  Sub-advisor generally takes a "bottom up" approach to choosing  investments for the Portfolio.  In other words,  the Sub-advisor  seeks to identify  individual  companies with earnings  growth  potential that may not be recognized by the market at large.  The
Sub-advisor  makes this  assessment by looking at companies one at a time,  regardless  of size,  country of  organization, place of principal business activity, or other similar selection criteria.

         Because the Portfolio may invest  substantially all of its assets in common stocks,  the main risk of investing in the  Portfolio  is that the value of the stocks it holds might  decrease.  Stock  values may  fluctuate  in response to the activities  of an  individual  company or in response  to general  market or economic  conditions.  As a fund that  invests primarily in mid-cap  companies,  the Portfolio's risk and share price  fluctuation can be expected to be more than that of many funds investing  primarily in large-cap  companies,  but less than that of many funds investing primarily in small-cap companies.  In general,  the smaller the company,  the more likely it is to suffer significant losses as well as to realize substantial  growth.  Smaller  companies may lack depth of management,  they may be unable to generate funds  necessary for growth or potential  development,  or they may be developing or marketing products or services for which there are not yet, and may never be,  established  markets.  In addition,  such  companies may be subject to intense  competition  from larger companies, and may have more limited trading markets than the markets for securities of larger issuers.

         The Portfolio is  non-diversified.  In other words, it may hold larger positions in a smaller number of securities than a diversified  fund. As a result, a single  security's  increase or decrease in value may have a greater impact on the
Portfolio's  share price and total return.  Because of this, the Portfolio's  share price can be expected to fluctuate more than a comparable diversified fund.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs, securities having reached a desired price or yield,  anticipated  changes in  interest  rates or the credit  standing  of an issuer,  or by reason of  economic or other developments  not  foreseen  at the time the  investment  was  made.  To a  limited  extent,  the  Portfolio  may  purchase securities  in  anticipation  of  relatively  short-term  price  gains.  The  Portfolio  may  also  sell one  security  and simultaneously  purchase the same or a comparable security to take advantage of short-term  differentials in bond yields or securities prices.

         Special Situations.  The Portfolio may invest in "special  situations".  A "special situation" arises when, in the opinion of the  Sub-advisor,  the  securities of a particular  company will be recognized  and appreciate in value due to a specific development,  such as a technological  breakthrough,  management change or new product at that company. Investment in "special  situations"  carries an additional risk of loss in the event that the anticipated  development  does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor expects to invest primarily in domestic and foreign equity securities,  which may include preferred stocks,  common stocks,  warrants and securities  convertible into common or preferred stocks,  the Portfolio may also invest to a lesser  degree in other types of  securities,  such as debt  securities.  The  Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the following  types of securities and engage in the following investment techniques:

         Index/structured  Securities.  The  Portfolio may invest in  indexed/structured  securities,  which  typically are short- to  intermediate-term  debt  securities  whose value at maturity or interest rate is linked to currencies,  interest rates, equity securities,  indices,  commodity prices or other financial  indicators.  Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

         Foreign  Securities.  The Portfolio may invest up to 25% of its net assets in foreign  securities  denominated  in foreign  currencies and not publicly traded in the United States.  The Portfolio may invest directly in foreign  securities denominated in a foreign  currency,  or may invest through  depository  receipts or passive foreign  investment  companies.
Generally,  the same  criteria  are used to select  foreign  securities  as domestic  securities.  Foreign  securities  are generally  selected on a  stock-by-stock  basis  without  regard to any defined  allocation  among  countries or geographic regions.  However,  certain  factors  such as  expected  levels of  inflation,  government  policies  influencing  business conditions,  the outlook for currency  relationships,  and  prospects  for  economic  growth  among  countries,  regions or geographic areas may warrant greater consideration in selecting foreign securities.

         For more  information on foreign  securities and their risks,  see this Prospectus under "Certain Risk Factors and
Investment Methods."

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices and foreign  currencies and options on such contracts and may invest in options on securities,  financial indices and  foreign  currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively
"derivative  instruments").  The Portfolio may use  derivative  instruments  to hedge or protect its portfolio from adverse movements in securities  prices,  currency exchange rates, and interest rates. To a limited extent,  the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

         For more  information on the types of securities  other than common stocks in which the Portfolio may invest,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes that market  conditions  are  unfavorable  for profitable investing,  or when the Sub-advisor is otherwise  unable to locate  attractive  investment  opportunities,  the Portfolio's cash or similar  investments  may increase.  In other words,  the Portfolio  does not always stay fully invested in stocks.
Even when the Portfolio is essentially  fully invested,  some residual  amount of Portfolio  assets will remain in cash and similar  investments.  These investments may include  commercial  paper,  certificates of deposit,  repurchase  agreements, short-term debt  obligations,  and money market funds  (including funds managed by the  Sub-advisor).  When the Portfolio's investments in cash or similar  investments  increase,  the  opportunity  to achieve its investment  objective of long-term growth of capital may be limited.

AST ALGER MID-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio invests primarily in equity securities,  such as common or preferred stocks, that are listed on U.S.
exchanges or in the over-the-counter market.

         The Portfolio  invests  primarily in growth stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

o        High Unit Volume Growth Companies.  These are vital,  creative companies that offer goods or services to a rapidly expanding  marketplace.  They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o        Positive  Life Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is expected to produce  advantageous  results.  These  changes  may  be as  varied  as  new  management,  products  or  technologies, restructurings or reorganizations, or mergers and acquisitions.

         The Portfolio focuses on midsize companies with promising  potential.  Under normal  circumstances,  the Portfolio invests  primarily in the equity  securities of companies having a market  capitalization  within the range of companies in the S&P(R)MidCap 400 Index.  The  Portfolio may invest up to 35% of its total assets in equity  security of companies  that, at the time of purchase,  have total market  capitalization  outside the range of companies in the S&P MidCap 400 Index and in excess of 35% (up to 100% of its assets) during temporary defensive periods.

         As with any fund investing  primarily in equity securities,  the value of the securities held by the Portfolio may decline.  These  declines can be  substantial.  In addition,  the growth  stocks in which the Portfolio  invests  primarily tend to  fluctuate  in price more than other  types of stocks.  Prices of growth  stocks  tend to be higher in  relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks.

         Because the Portfolio  invests  primarily in the securities of medium-sized  companies,  there is a possibility of greater risk than a fund that invests in larger,  more established  companies.  Increased risk may result from such factors as inexperienced management and limited financial resources.

Other Investments:

         Foreign Securities.  The Portfolio may invest up to 20% of the value of its total assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated  in foreign  currencies.  There is no  limitation on the percentage of the Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.
dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions,  including  forward foreign  currency contracts and options on foreign  currencies,  to manage currency risks, to facilitate  transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Short sales "against the box."  The Portfolio may from time to time makes short sales "against the box."

         A discussion of these  investments and their risks is included in this Prospectus  under "Certain Risk Factors and
Investment Methods."

         Temporary  Investments.  The Portfolio may invest up to 100% of its assets in cash,  commercial paper,  high-grade bonds or cash  equivalents  for  temporary  defensive  reasons if the  Sub-advisor  believes  that adverse  market or other conditions  warrant.  This is to attempt to protect the  Portfolio  from a temporary  unacceptable  risk of loss.  However, while the Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of long-term capital growth will be limited.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its objective,  the Portfolio  primarily  invests in the common stocks of mid-cap  companies.  Companies with equity  market  capitalizations  from $300 million to $10 billion at the time of  investment  are  considered  mid-cap companies for purposes of the  Portfolio.  The Trust may revise this  definition  based on market  conditions.  Some of the
Portfolio's  assets may be invested in the  securities  of  large-cap  companies  as well as in  small-cap  companies.  The
Portfolio  seeks to reduce risk by  diversifying  among many  companies  and  industries.  The  Portfolio  does not seek to invest in securities that pay dividends or interest, and any such income is incidental.

         The Portfolio is normally managed using a growth-oriented  investment approach.  For growth investors,  the aim is to invest in  companies  that are already  successful  but could be even more so. The  Sub-advisor  looks for  fast-growing companies  that  are  in  new  or  rapidly  evolving  industries.  Factors  in  identifying  these  companies  may  include above-average  growth of earnings or earnings that exceed analysts'  expectations.  The Sub-advisor may also look for other characteristics  in a company,  such as financial  strength,  a strong  position  relative to competitors and a stock price that is reasonable in light of its growth rate.

         The  Sub-advisor  follows a  disciplined  selling  strategy,  and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price  fluctuation can be expected to be more than that of many funds investing  primarily in large-cap  companies,  but less than that of many funds investing  primarily  in  small-cap  companies.  Mid-cap  stocks may  fluctuate  more  widely in price than the market as a whole,  may  underperform  other  types of stocks  when the  market or the  economy is not  robust,  or fall in price or be difficult to sell during market downturns.  In addition,  the Portfolio's  growth investment program will generally involve greater risk and price  fluctuation  than funds that invest in more  undervalued  securities.  Because the prices of growth stocks tend to be based largely on future  expectations,  these stocks  historically  have been more  sensitive  than value stocks to bad economic news and negative earnings surprises.

Other Investments:

         Although equity  securities are normally the Portfolio's  primary  investments,  it may invest in preferred stocks and  convertible  securities,  as well as the types of  securities  described  below.  Additional  information  about these investments  and the special risk factors that apply to them is included in this  Prospectus  under  "Certain  Risk Factors and Investment Methods."

         Fixed  Income  Securities.  The  Portfolio  may  invest up to 35% of its  total  assets,  measured  at the time of investment,  in investment  grade fixed income or debt  securities.  If the quality of any fixed income  securities held by the Portfolio  deteriorates  so that they are no longer  investment  grade,  the Portfolio will sell such  securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

         Foreign Securities.  The Portfolio may invest up to 10% of the value of its total assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated  in foreign  currencies.  There is no  limitation on the percentage of the Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.
dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions,  including  forward foreign  currency contracts and options on foreign  currencies,  to manage currency risks, to facilitate  transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call  Options.  The  Portfolio  may try to reduce the risk of  securities  price or exchange  rate changes
(hedge) or generate  income by writing  (selling)  covered call options against  securities held in its portfolio,  and may purchase call options in related closing transactions.

         Temporary  Investments.  When the Portfolio  anticipates  unusual market or other  conditions,  it may temporarily depart from its objective of capital growth and invest  substantially in high-quality  short-term  investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its objective,  the Portfolio  primarily invests in the common stocks of mid-cap companies.  Some of the
Portfolio's  assets may be invested in the  securities  of  large-cap  companies  as well as in  small-cap  companies.  The
Portfolio seeks to reduce risk by diversifying among many companies and industries.

          Under the Portfolio's  value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are  undervalued  and that may rise in price before other  investors  realize  their worth.  Fund managers may identify value stocks in several ways,  including based on earnings,  book value or other financial measures.  Factors that the Sub-advisor may use to identify these companies include strong fundamentals,  including a low price-to-earnings  ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

         The  Sub-advisor  may also look for other  characteristics  in a company,  such as a strong  position  relative to competitors,  a high level of stock  ownership among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

         The Sub-advisor  generally  considers  selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price  fluctuation can be expected to be more than that of many funds investing  primarily in large-cap  companies,  but less than that of many funds investing  primarily  in  small-cap  companies.  Mid-cap  stocks may  fluctuate  more  widely in price than the market as a whole,  may  underperform  other  types of stocks  when the  market or the  economy is not  robust,  or fall in price or be difficult to sell during market  downturns.  While value  investing  historically  has involved less risk than investing in growth  companies,  the stocks  purchased by the Portfolio  will remain  undervalued  during a short or extended  period of time.  This may happen because value stocks as a category lose favor with investors  compared to growth stocks,  or because the Sub-advisor failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

         Although equity securities are normally the Portfolio's primary investment,  it may invest in preferred stocks and convertible  securities,  as  well  as the  types  of  securities  described  below.  Additional  information  about  these investments  and the special risk factors that apply to them is included in this  Prospectus  under  "Certain  Risk Factors and Investment Methods."

         Fixed  Income  Securities.  The  Portfolio  may  invest up to 35% of its  total  assets,  measured  at the time of investment,  in fixed income or debt  securities.  The Portfolio may invest up to 15% of its total assets,  measured at the time of investment,  in debt securities that are rated below investment grade or comparable  unrated  securities.  There is no minimum rating on the fixed income securities in which the Portfolio may invest.

         Foreign Securities.  The Portfolio may invest up to 10% of the value of its total assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated  in foreign  currencies.  There is no  limitation on the percentage of the Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.
dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions,  including  forward foreign  currency contracts and options on foreign  currencies,  to manage currency risks, to facilitate  transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options.  The Portfolio  may try to reduce the risk of securities  price changes  (hedge) or generate income by writing  (selling) covered call options against  securities held in its portfolio,  and may purchase call options in related  closing  transactions.  The value of  securities  against  which options will be written will not exceed 10% of the Portfolio's net assets.

         Temporary  Investments.  When the Portfolio  anticipates  unusual market or other  conditions,  it may temporarily depart from its objective of capital growth and invest  substantially in high-quality  short-term  investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST ALGER ALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio invests primarily in equity securities,  such as common or preferred stocks, that are listed on U.S.
exchanges  or in the  over-the-counter  market.  The  Portfolio  may invest in the equity  securities  of  companies of all sizes,  and may  emphasize  either  larger or smaller  companies at a given time based on the  Sub-advisor's  assessment of particular companies and market conditions.

         The Portfolio  invests  primarily in growth stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

         High Unit Volume Growth Companies.  These are vital,  creative companies that offer goods or services to a rapidly expanding  marketplace.  They include both  established and emerging  firms,  offering new or improved  products,  or firms simply fulfilling an increased demand for an existing product line.

         Positive  Life Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is expected to produce advantageous results.  These changes may be as varied as new management,  products or technologies,  restructurings or reorganizations, or mergers and acquisitions.

         As with any fund investing  primarily in equity securities,  the value of the securities held by the Portfolio may decline.  These  declines can be  substantial.  In addition,  the growth  stocks in which the Portfolio  invests  primarily tend to  fluctuate  in price more than other  types of stocks.  Prices of growth  stocks  tend to be higher in  relation to their companies'  earnings,  and may be more sensitive to market,  political and economic  developments  than other stocks.
The  Portfolio's  level of risk will vary  based upon the size of the  companies  it  invests  in at a given  time.  To the extent that the Portfolio  emphasizes  small-cap stocks, it will be subject to a level of risk higher than a fund investing primarily in more conservative "large-cap" stocks.

Other Investments:

         In addition to investing in common and preferred stocks,  the Portfolio may invest in securities  convertible into or  exchangeable  for equity  securities,  including  warrants and rights.  The Portfolio may invest up to 20% of its total assets in foreign  securities.  (American  Depositary  Receipts  or other U.S.  dollar  denominated  securities  of foreign issuers are not subject to the 20% limitation.)

         The Fund may  purchase  put and call  options and write  (sell) put and covered  call  options on  securities  and securities  indices  to  increase  gain or to  hedge  against  the  risk  of  unfavorable  price  movements.  However,  the
Sub-advisor  does not  currently  intend to rely on these  option  strategies  extensively,  if at all. The  Portfolio  may purchase and sell stock index  futures  contracts  and options on stock index  futures  contracts.  The  Portfolio may sell securities "short against the box."

         An  additional  discussion  of these types of  investments  and their risks is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may invest up to 100% of its assets in cash,  commercial paper,  high-grade bonds or cash  equivalents  for  temporary  defensive  reasons if the  Sub-advisor  believes  that adverse  market or other conditions  warrant.  This is to attempt to protect the  Portfolio  from a temporary  unacceptable  risk of loss.  However, while the Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of long-term capital growth will be limited.

AST GABELLI ALL-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Strategies and Risks:

         The Portfolio will invest primarily in readily  marketable  equity securities  including common stocks,  preferred stocks  and  securities  that may be  converted  at a later  time  into  common  stock.  The  Portfolio  may  invest in the securities  of companies of all sizes,  and may emphasize  either larger or smaller  companies at a given time based on the
Sub-advisor's assessment of particular companies and market conditions.

         In making stock  selections,  the Portfolio  strives to earn a 10% real rate of return.  The Portfolio  focuses on companies that appear  underpriced  relative to their private market value ("PMV").  PMV is the value that the  Portfolio's
Sub-advisor  believes informed investors would be willing to pay for a company.  The Sub-advisor  considers factors such as price,  earnings  expectations,  earnings and price  histories,  balance sheet  characteristics  and  perceived  management skills.  The  Sub-advisor  also  considers  changes in economic  and  political  outlooks as well as  individual  corporate developments.  The  Sub-advisor  will sell any Portfolio  investments  that lose their  perceived  value  relative to other investments.

         Investments  will be made based on the  Sub-advisor's  perception of their potential for capital  growth.  Current income may also be considered.  However, many of the common stocks the Portfolio will buy will not pay dividends.

         As a Portfolio that invests primarily in equity  securities,  the principal risk to which the Portfolio is subject is that the value of the  securities  held by the Portfolio  will decline.  The value of equity  securities  will fluctuate due to many  factors,  including  the past and predicted  earnings of the issuer,  the quality of the issuer's  management, general  market  conditions,  the forecasts  for the issuer's  industry and the value of the issuer's  assets.  While value investing  historically  has involved less risk that investing in growth  companies,  the Portfolio is subject to the risks that the PMVs of the stocks  purchased by the Portfolio may never be realized by the market,  or that the  Sub-advisor  may be incorrect in its assessment of the PMVs.

         In  addition,  the  Portfolio's  level of risk will vary based upon the size of the  companies  it invests in at a given time. To the extent the Portfolio  emphasizes  small-cap  stocks, it will be subject to a level of risk higher than a
Portfolio  investing  primarily in more conservative  "large-cap"  stocks. The Portfolio may be subject to additional risks as a result of its  investments  in  foreign  securities,  including  unfavorable  foreign  government  actions,  political instability,  the absence of accurate  information  about  foreign  issuers,  and exposure to foreign  currencies  that may decline in value relative to the U.S. dollar.

Other Investments:

         The  Portfolio may invest up to 25% of its total assets in  securities  of non-U.S.  issuers.  While the Portfolio does not intend to do so to a significant  degree, the Portfolio may enter into futures contracts and related options,  and may  purchase  and sell call and put  options on  securities  and  securities  indices.  The  Portfolio  also may invest in warrants to purchase  securities,  and may engage in short sales  "against  the box".  For  additional  information  on the types of securities  in which the Portfolio may invest,  see this  Prospectus  under  "Certain Risk Factors and  Investment
Methods."

         Temporary  Investments.  When adverse market or economic  conditions  occur, the Portfolio may temporarily  invest all or a portion  of its assets in  defensive  investments.  Such  investments  may  include  high  grade debt  securities, obligations  of the U.S.  Government  and its agencies and  instrumentalities,  and  short-term  money market  instruments.
While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST KINETICS INTERNET PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         Under normal circumstances,  the Portfolio invests at least 65% of its total assets in common stocks,  convertible securities,  warrants and other equity securities having the  characteristics of common stocks, such as American Depositary
Receipts and  International  Depositary  Receipts,  of domestic and foreign  companies that are engaged in the Internet and
Internet-related  activities.  The Internet is a collection of connected  computers that allows commercial and professional organizations,  educational  institutions,  government  agencies and consumers to  communicate  electronically,  access and share information and conduct business around the world.

         Portfolio  securities  will be selected by the  Sub-advisor  from companies that are engaged in the development of hardware,  software  and  telecommunications  solutions  that  enable  the  transaction  of  business  on the  Internet  by individuals  and  companies,  as  well  as  companies  that  offer  products  and  services  primarily  via  the  Internet.
Accordingly,  the Portfolio seeks to invest in the equity  securities of companies  whose research and development  efforts may  result in  higher  stock  values.  These  companies  may be  large,  medium or small in size if, in the  Sub-advisor's opinion, they meet the Portfolio's investment criteria.  Such companies include, but are not limited to, the following:

         Internet Service Providers: Companies that provide users with access to the Internet.

         Computer Software Companies:  Companies that produce, manufacture and develop tools to access the Internet, enable
Internet users to enhance the speed,  integrity and storage of data on the Internet,  facilitate  information  distribution and gathering on the Internet, or secure Internet-based transactions.

         Computer  Hardware  Companies:  Companies that develop and produce  computer and network  hardware such as modems, switchers and routers,  and those that develop and manufacture  workstations  and personal  communications  systems used to access the Internet and provide Internet services.

         E-Commerce:  Companies  that derive a  substantial  portion of their  revenue  from sales of products and services conducted via the Internet.

         Content  Developers:  Companies that supply  proprietary  information and  entertainment  content,  such as games, music, video, graphics, news, etc. on the Internet.

         The Sub-advisor selects portfolio  securities by evaluating a company's  positioning and business model as well as its ability to grow and expand its  activities  via the Internet or achieve a competitive  advantage in  cost/profitability and brand image leveraging via use of the Internet.  The Sub-advisor  also considers a company's  fundamentals by reviewing its balance  sheets,  corporate  revenues,  earnings and dividends.  Furthermore,  the  Sub-advisor  looks at the amount of capital a company  currently  expends on  research  and  development.  The  Sub-adviser  believes  that money  invested  in research and development today frequently has significant bearing on future growth.

         As with any fund that invests primarily in equity securities,  fluctuations in the value of the securities held by the Portfolio will cause the share price of the Portfolio to fluctuate.  Market prices of the  Portfolio's  holdings may be adversely  affected by the issuer  having  experienced  losses or by the  issuer's  lack of earnings or failure to meet the market's  expectations  with  respect to new  products or  services,  or even by market  factors  wholly  unrelated  to the condition of the issuer.

         The  Portfolio may be subject to greater risk and share price  fluctuation  than other equity funds because of the concentration  of its  investments  in a single  industry.  Securities of Internet  companies tend to be more volatile than securities  of  companies  in  other  industries.  These  companies  are  especially  sensitive  to  the  risk  of  product obsolescence,  and may be affected by heightened  regulatory  scrutiny and impending  changes in  government  policies.  In addition,  the Portfolio's  investments in the securities of small and medium-sized companies and in foreign securities may increase the degree of risk to which the Portfolio is subject.

         Non-Diversified  Status.  The Portfolio is classified as  "non-diversified"  under the 1940 Act,  which means that one-half of the  Portfolio's  assets may be  invested  in two or more stocks  while the other half must be spread out among various  investments  each not exceeding 5% of the Portfolio's  total assets.  As a result of this lesser  diversification, the value of the  Portfolio's  shares may be more  susceptible  to adverse  changes in the value of a particular  company's securities than would be the shares of a diversified investment company.

Other Investments:

         The  Portfolio  may  purchase  and write  (sell)  options on  securities  in which it invests and may buy and sell financial futures contracts and related options for hedging purposes and/or as a substitute for direct investment.

         Temporary Investments.  To respond to adverse market, economic,  political or other conditions,  the Portfolio may invest up to 100% of its  assets in high  quality  U.S.  short-term  debt  securities  and money  market  instruments.  The
Portfolio  may  invest  up to 35% of its  assets  in these  securities  to  maintain  liquidity.  Some of these  short-term instruments  include commercial paper,  certificates of deposit,  demand and time deposits and banker's  acceptances,  U.S.
Government  securities  (e.g.,  U.S.  Treasury  obligations),  and  repurchase  agreements.  While  the  Portfolio  is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth will be limited.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek long-term  capital growth  primarily  through the common stocks of companies  that own or develop  natural  resources  (such as energy  products,  precious  metals,  and forest products) and other basic commodities.

Principal Investment Policies and Risks:

         The  Portfolio  normally  invests  primarily  (at least 65% of its total  assets) in the common  stocks of natural resource  companies whose earnings and tangible assets could benefit from  accelerating  inflation.  The Portfolio also may invest in  non-resource  companies  with the  potential  for growth.  When  selecting  stocks,  the  Sub-advisor  looks for companies  that  have the  ability  to  expand  production,  to  maintain  superior  exploration  programs  and  production facilities,  and the potential to accumulate  new  resources.  Natural  resource  companies in which the Portfolio  invests generally own or develop energy sources,  precious metals,  nonferrous metals,  forest products,  real estate,  diversified resources and other basic  commodities  that can be produced and marketed  profitably  when both labor costs and prices are rising.

         The Portfolio may sell  securities  for a variety of reasons,  such as to secure gains,  limit losses or re-deploy assets into more promising opportunities.

         As with all stock  funds,  the  Portfolio's  share price can fall  because of  weakness in one or more  securities markets,  particular  industries  or specific  holdings.  In addition,  the Portfolio is less  diversified  than most stock funds and could  therefore  experience  sharp price  declines when  conditions  are  unfavorable  in the natural  resources sector.  For instance,  while the Portfolio  attempts to invest in companies that may benefit from accelerating  inflation, inflation  has slowed  considerably  in recent  years.  The rate of earnings  growth of natural  resource  companies may be irregular  because these  companies are strongly  affected by natural  forces,  global  economic  cycles and  international politics.  For example,  stock prices of energy  companies  can fall  sharply when oil prices fall.  Real estate  companies are influenced by interest rates and other factors.

Other Investments:

         Although  the  Portfolio  will  invest  primarily  in U.S.  common  stocks,  it may also  purchase  other types of securities,  for example,  preferred  stocks,  convertible  securities and warrants,  when  considered  consistent with the
Portfolio's  investment  objective and policies.  The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted,  or is in danger of omitting,  payment of the dividend on the stock.  The  Portfolio  may invest in debt securities,  including up to 10% of its total assets in debt securities  rated below  investment  grade. The Portfolio may invest in mortgage-backed  securities,  including stripped mortgage-backed  securities.  The Portfolio may invest up to
10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

         Foreign  Securities.  The  Portfolio  may invest up to 50% of its total  assets in foreign  securities,  including
American  Depositary  Receipts and securities of companies in developing  countries,  which offer increasing  opportunities for natural  resource-related  growth.  The  Portfolio  may enter into  forward  foreign  currency  exchange  contracts  in connection with its foreign  investments.  The Portfolio's  investments in foreign  securities,  or even in U.S.  companies with significant  overseas  investments,  may decline in value because of declining foreign currencies or adverse political and economic events overseas,  although  currency risk may be somewhat reduced because many commodities  markets are dollar based.

         Futures and Options.  The Portfolio may enter into stock index or currency futures  contracts (or options thereon)
for hedging  purposes or to provide an efficient  means of regulating the Portfolio's  exposure to the equity markets.  The
Portfolio may write  covered call options and purchase put and call options on foreign  currencies,  securities,  and stock indices.

         For additional  information  about these  investments  and their risks,  see this  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may establish and maintain cash reserves  without  limitation for temporary defensive  purposes.  The  Portfolio's  reserves  may be  invested  in  high-quality  domestic  and  foreign  money  market instruments,  including  repurchase  agreements  and money market  mutual funds managed by the  Sub-advisor.  Cash reserves also provide  flexibility in meeting redemptions and paying expenses.  While the Portfolio is in a defensive position,  the opportunity to achieve its investment objective of long-term capital growth may be limited.

AST ALLIANCE GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  (formerly,  the  AST  Oppenheimer  Large-Cap  Growth
Portfolio) is to seek long-term growth of capital by investing  predominantly in the equity  securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:

         The Portfolio  normally  invests at least 85% of its total assets in the equity  securities of U.S.  companies.  A
U.S.  company is a company that is organized  under United  States law, has its  principal  office in the United States and issues equity  securities  that are traded  principally  in the United  States.  Normally,  about 40-60  companies  will be represented  in the  Portfolio,  with the 25  companies  most  highly  regarded  by the  Sub-advisor  usually  constituting approximately  70% of the  Portfolio's  net assets.  The  Portfolio is thus  atypical  from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

         The  Sub-advisor's  investment  strategy for the Portfolio  emphasizes  stock  selection.  The Sub-advisor  relies heavily upon the  fundamental  analysis and research of its internal  research  staff,  which  generally  follows a primary research universe of more than 500 companies that have strong management,  superior industry  positions,  excellent balance sheets and superior earnings growth prospects.  An emphasis is placed on identifying  companies whose  substantially  above average prospective earnings growth is not fully reflected in current market valuations.

         In managing the Portfolio,  the Sub-advisor seeks to utilize market volatility  judiciously (assuming no change in company fundamentals),  striving to capitalize on apparently  unwarranted price fluctuations,  both to purchase or increase positions on weakness and to sell or reduce  overpriced  holdings.  The Portfolio  normally  remains  nearly fully invested and does not take  significant  cash  positions  for market  timing  purposes.  During  market  declines,  while  adding to positions in favored stocks,  the Portfolio  becomes somewhat more aggressive,  gradually  reducing the number of companies represented in its portfolio.

         Conversely,  in rising  markets,  while  reducing or eliminating  fully valued  positions,  the Portfolio  becomes somewhat more  conservative,  gradually  increasing the number of companies  represented in its portfolio.  The Sub-advisor therefore seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

         The Sub-advisor  expects the average market  capitalization of companies  represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

         Because the Portfolio  invests  primarily in stocks,  the Portfolio is subject to the risks  associated with stock investments,  and the Portfolio's  share price therefore may fluctuate  substantially.  The Portfolio's share price will be affected  by changes in the stock  markets  generally,  and factors  specific  to a company or an industry  will affect the prices of particular  stocks held by the Portfolio (for example,  poor earnings,  loss of major customers,  availability of basic  resources or supplies,  major  litigation  against a company,  or changes in  governmental  regulation  affecting an industry).  The  Portfolio's  focus on large,  more-established  companies  may mean that its level of risk is lower than a fund investing  primarily in smaller  companies.  Because the Portfolio invests in a smaller number of securities than many other funds,  changes in the value of a single security may have a more  significant  effect,  either negative or positive, on the Portfolio's share price.

Other Investments:

         In addition to investing in equity securities, the Portfolio also may:

         -- invest up to 20% of its net assets in convertible securities;
         -- invest up to 5% of its net assets in rights or warrants;
         -- invest up to 15% of its total assets in foreign securities;
         -- purchase and sell exchange-traded index options and stock index futures contracts; and
         -- write  covered  exchange-traded  call options on its  securities  up to 15% of its total  assets,  and purchase exchange-traded call and put options on common stocks up to, for all options, 10% of its total assets.

         For  additional  information  on the types of  investments  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Although it does not expect to do so  ordinarily,  when business or financial  conditions warrant  the  Portfolio  may assume a temporary  defensive  position  and invest in  high-grade,  short-term,  fixed-income securities  (which may  include  U.S.  Government  securities)  or hold its  assets in cash.  While the  Portfolio  is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST MFS GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to provide  long-term  growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:

         The  Portfolio  invests,  under normal  market  conditions,  at least 80% of its total assets in common stocks and related  securities,  such as preferred  stocks,  convertible  securities  and depositary  receipts,  of companies that the
Sub-advisor believes offer better than average prospects for long-term growth.

         The Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the Portfolio.  This means that  securities  are selected  based upon  fundamental  analysis of  individual  companies  (such as analysis of the companies' earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

         In managing the Portfolio,  the Sub-advisor seeks to purchase  securities of companies that it considers  well-run and poised for growth.  The Sub-advisor looks particularly for companies with the following qualities:

o        a strong franchise, strong cash flows and a recurring revenue stream
o        a strong industry position,  where there is potential for high profit margins or substantial barriers to new entry into the industry
o        a strong management with a clearly defined strategy
o        new products or services.

         The Portfolio may invest up to 35% of its net assets in foreign securities.

         As with any fund  investing  primarily in common  stocks,  the value of the  securities  held by the Portfolio may decline in value,  either  because  of  changing  economic,  political  or market  conditions  or  because of the  economic condition of the company  that issued the  security.  These  declines may be  substantial.  In addition,  the prices of the growth  company stocks in which the Portfolio  invests may fluctuate to a greater  extent than other equity  securities due to  changing  market  conditions  or  disappointing  earnings  results.  The  Portfolio  may invest in  foreign  companies, including  companies  located in developing  countries,  and it therefore  will be subject to risks  relating to political, social and economic  conditions  abroad,  risks  resulting from differing  regulatory  standards in non-U.S.  markets,  and fluctuations in currency exchange rates.

Other Investments:

         Although the  Portfolio  will invest  primarily in common  stocks and related  securities,  the Portfolio may also invest in variable and floating rate debt  securities.  The  Portfolio may purchase and sell futures  contracts and related options on securities indices,  foreign currencies and interest rates for hedging and non-hedging  purposes.  The Portfolio may also enter into  forward  contracts  for the  purchase  or sale of  foreign  currencies  for  hedging  and  non-hedging purposes.  The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.

         For more  information  on some of the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal investment strategy by temporarily  investing for  defensive  purposes  when adverse  market,  economic or political  conditions  exist.  When  investing  for  defensive purposes,  the  Portfolio  may hold cash or invest in cash  equivalents,  such as short-term  U.S.  government  securities, commercial  paper and bank  instruments.  While the Portfolio is in a defensive  position,  the  opportunity to achieve its investment objective will be limited.

AST ALGER GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio invests primarily in equity securities,  such as common or preferred stocks, that are listed on U.S.
exchanges or in the over-the-counter market.

         The Portfolio  invests  primarily in growth stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

         High Unit Volume Growth Companies.  These are vital,  creative companies that offer goods or services to a rapidly expanding  marketplace.  They include both  established and emerging  firms,  offering new or improved  products,  or firms simply fulfilling an increased demand for an existing product line.

         Positive  Life Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is expected to produce advantageous results.  These changes may be as varied as new management,  products or technologies,  restructurings or reorganizations, or mergers and acquisitions.

         The Portfolio focuses on growing companies that generally have broad product lines,  markets,  financial resources and depth of management.  Under normal  circumstances,  the portfolio  invests  primarily in the equity securities of large companies.

         The Portfolio  normally  invests at least 65% of its total assets in equity  securities of companies  that, at the time of purchase of the  securities,  have total market  capitalizations  of $1 billion or greater.  The Portfolio also may invest up to 35% of its total assets in equity  securities of companies  that,  at the time of purchase,  have total market capitalizations of less than $1 billion.

         As with any fund investing  primarily in equity securities,  the value of the securities held by the Portfolio may decline.  These  declines can be  substantial.  In addition,  the growth  stocks in which the Portfolio  invests  primarily tend to  fluctuate  in price more than other  types of stocks.  Prices of growth  stocks  tend to be higher in  relation to their companies'  earnings,  and may be more sensitive to market,  political and economic  developments  than other stocks.
The Portfolio's level of risk will increase if it makes significant investments in securities of smaller companies.

Other Investments:

         Foreign Securities.  The Portfolio may invest up to 20% of the value of its total assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated  in foreign  currencies.  There is no  limitation on the percentage of the Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.
dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions,  including  forward foreign  currency contracts and options on foreign  currencies,  to manage currency risks, to facilitate  transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Short sales "against the box."  The Portfolio may from time to time makes short sales "against the box."

         A discussion of these  investments and their risks is included in this Prospectus  under "Certain Risk Factors and
Investment Methods."

         Temporary  Investments.  The Portfolio may invest up to 100% of its assets in cash,  commercial paper,  high-grade bonds or cash  equivalents  for  temporary  defensive  reasons if the  Sub-advisor  believes  that adverse  market or other conditions  warrant.  This is to attempt to protect the  Portfolio  from a temporary  unacceptable  risk of loss.  However, while the Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of long-term capital growth will be limited.

AST MARSICO CAPITAL GROWTH PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek capital  growth.  Income is not an investment objective  and any income  realized on the  Portfolio's  investments,  therefore,  will be  incidental  to the  Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing  primarily in common  stocks.  The  Sub-advisor  expects that the majority of the Portfolio's assets will be invested in the common stocks of larger, more established companies.

         In selecting  investments for the Portfolio,  the  Sub-advisor  uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach takes into  consideration such  macro-economic  factors as interest  rates,  inflation,  the  regulatory  environment,  and the global  competitive  landscape.  In  addition,  the
Sub-advisor examines such factors as the most attractive global investment opportunities,  industry consolidation,  and the sustainability  of  economic  trends.  As a result  of this  "top  down"  analysis,  the  Sub-advisor  identifies  sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

         The Sub-advisor  then looks for individual  companies with earnings growth potential that may not be recognized by the market at large.  In  determining  whether a particular  company is appropriate  for  investment by the Portfolio,  the
Sub-advisor  focuses on a number of different  attributes,  including the company's specific market expertise or dominance, its franchise  durability and pricing power,  solid  fundamentals  (e.g.,  a strong  balance  sheet,  improving  returns on equity,  and the ability to generate  free cash flow),  strong  management,  and  reasonable  valuations  in the context of projected growth rates.  This is called "bottom up" stock selection.

         The primary risk associated  with investment in the Portfolio will be the risk that the equity  securities held by the  Portfolio  will decline in value.  The risk of the Portfolio is expected to be  commensurate  with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

         Although it is the general policy of the Portfolio to purchase and hold securities for capital growth,  changes in the Portfolio will be made as the Sub-advisor  deems advisable.  For example,  portfolio  changes may result from liquidity needs,  securities  having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

         Special  Situations.  The Portfolio may invest in "special  situations"  from time to time. A "special  situation"
arises when, in the opinion of the Sub-advisor,  the securities of a particular  company will be recognized and increase in value due to a  specific  development,  such as a  technological  breakthrough,  management  change or new  product at that company.  Investment  in  "special  situations"  carries  an  additional  risk of loss in the  event  that the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may also invest to a lesser degree in preferred stocks,  convertible securities,  warrants, and debt securities when the Portfolio  perceives an opportunity for capital growth from such  securities.  The Portfolio may invest up to 10% of its total  assets in debt  securities,  which may  include  corporate  bonds  and  debentures  and  government securities.

         The Portfolio may also purchase  securities of foreign issuers,  including  foreign equity and debt securities and depositary  receipts.  Foreign  securities are selected  primarily on a stock-by-stock  basis without regard to any defined allocation  among countries or geographic  regions.  The Portfolio may also use a variety of currency  hedging  techniques, including  forward  currency  contracts,  to manage  exchange  rate risk with  respect  to  investments  exposed to foreign currency fluctuations.

         Index/structured  Securities.  The Portfolio may invest without limit in  index/structured  securities,  which are debt  securities  whose value at maturity or interest rate is linked to  currencies,  interest  rates,  equity  securities, indices,  commodity prices or other financial  indicators.  Such securities may be positively or negatively  indexed (i.e., their value may increase or decrease if the reference  index or instrument  appreciates).  Index/structured  securities may have return  characteristics  similar to direct  investments in the underlying  instruments,  but may be more volatile than the underlying  instruments.  The Portfolio bears the market risk of an investment in the underlying  instruments,  as well as the credit risk of the issuer of the index/structured security.

         Futures,  Options and Other  Derivative  Instruments.  The  Portfolio  may purchase  and write  (sell)  options on securities,  financial  indices,  and foreign  currencies,  and may invest in futures  contracts on  securities,  financial indices,  and foreign  currencies,  options on futures  contracts,  forward contracts and swaps and swap-related  products.
These  instruments  will be used  primarily to hedge the  Portfolio's  positions  against  potential  adverse  movements in securities  prices,  foreign  currency  markets  or  interest  rates.  To a  limited  extent,  the  Portfolio  may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return.

         For an additional  discussion  of many of these types of securities  and their risks,  see this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.   Although  the  Sub-advisor  expects  to  invest  primarily  in  equity  securities,  the
Sub-advisor may increase the Portfolio's  cash position without  limitation when the Sub-advisor  believes that appropriate investment  opportunities for capital growth with desirable risk/reward  characteristics are unavailable.  Cash and similar investments  (whether made for defensive purposes or to receive a return on idle cash) will include  high-grade  commercial paper,  certificates  of  deposit  and  repurchase  agreements.  While  the  Portfolio  is  in a  defensive  position,  the opportunity to achieve its investment objective of capital growth will be limited.

AST JANCAP GROWTH PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital.  Realization of income is not a significant  investment  consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing  primarily in common stocks.  Common stock  investments  will be in companies that the  Sub-advisor  believes are  experiencing  favorable  demand for their  products and services,  and which  operate in a favorable  competitive  and  regulatory  environment.  The  Sub-advisor  generally  takes a "bottom up"
approach to  choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to  identify  individual companies with earnings growth potential that may not be recognized by the market at large.

         Because the Portfolio invests a substantial  portion (or all) of its assets in stocks, the Portfolio is subject to the risks associated with stock investments,  and the Portfolio's share price therefore may fluctuate  substantially.  This is true despite the Portfolio's  focus on the stocks of larger  more-established  companies.  The  Portfolio's  share price will be affected by changes in the stock markets  generally,  and factors  specific to a company or an industry will affect the prices of  particular  stocks held by the  Portfolio  (for  example,  poor  earnings,  loss of major  customers,  major litigation  against an issuer,  or  changes in  government  regulations  affecting  an  industry).  Because of the types of securities it invests in, the Portfolio is designed for those who are investing for the long term.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs, securities having reached a desired price or yield,  anticipated  changes in  interest  rates or the credit  standing  of an issuer,  or by reason of  economic or other developments not foreseen at the time the investment was made.

         Special  Situations.  The Portfolio may invest in "special  situations"  from time to time. A "special  situation"
arises when, in the opinion of the  Sub-advisor,  the securities of a particular  company will be recognized and appreciate in value due to a specific  development,  such as a technological  breakthrough,  management  change or new product at that company.  Investment  in  "special  situations"  carries  an  additional  risk of loss in the  event  that the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the  Sub-advisor  expects to invest  primarily in equity  securities,  the Portfolio may also invest to a lesser degree in preferred stocks,  convertible  securities,  warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities.  The Portfolio is subject to the following  percentage  limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the following  types of securities and engage in the following investment techniques:

         Foreign Securities.  The Portfolio may also purchase  securities of foreign issuers,  including foreign equity and debt  securities and depositary  receipts.  Foreign  securities are selected  primarily on a  stock-by-stock  basis without regard to any defined  allocation  among countries or geographic  regions.  No more than 25% of the Portfolio's  assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices and foreign  currencies and options on such contracts and may invest in options on securities,  financial indices and  foreign  currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively
"derivative  instruments").  The Portfolio intends to use most derivative  instruments  primarily to hedge the value of its portfolio  against  potential  adverse  movements in securities  prices,  foreign  currency markets or interest rates. To a limited extent,  the Portfolio may also use derivative  instruments  for  non-hedging  purposes such as seeking to increase income.  The Portfolio may also use a variety of currency hedging  techniques,  including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more  information on the types of securities  other than common stocks in which the Portfolio may invest,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Sub-advisor may increase the Portfolio's  cash position  without  limitation when the
Sub-advisor is of the opinion that  appropriate  investment  opportunities  for capital  growth with desirable  risk/reward characteristics  are  unavailable.  Cash and  similar  investments  (whether  made for  defensive  purposes or to receive a return on idle cash) will include high-grade  commercial paper,  certificates of deposit,  repurchase  agreements and money market funds managed by the  Sub-advisor.  While the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective of capital growth will be limited.

AST JANUS STRATEGIC VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The  Portfolio  pursues its  objective by investing  primarily in common  stocks with the  potential for long-term growth of capital using a "value"  approach.  The value approach the Sub-advisor  uses emphasizes  investments in companies it believes are  undervalued  relative to their  intrinsic  worth. A company may be  undervalued  due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors.

         The  Sub-advisor  measures  value as a function of  price/earnings  (P/E) ratios and  price/free  cash flow. A P/E ratio is the  relationship  between the price of a stock and its earnings per share.  This figure is determined by dividing a stock's market price by the company's  earnings per share amount.  Price/free cash flow is the  relationship  between the price of a stock and the  company's  available  cash from  operations  minus capital  expenditures.  The  Sub-advisor  will typically  seek  attractively  valued  companies  that are improving  their free cash flow and  improving  their returns on invested capital.

         The  Sub-advisor  generally  takes a "bottom up"  approach in choosing  investments  for the  Portfolio.  In other words, the Sub-advisor seeks to identify  companies that are undervalued by looking at companies one at a time,  regardless of size, country of organization,  place of principal business activity,  or other similar selection criteria.  Realization of income is not a  significant  consideration  when  choosing  investments  for the  Portfolios.  Income  realized  on the
Portfolio's investments is incidental to its objective.

         As a fund that invests  primarily in common  stocks,  the main risk of the Portfolio is the risk that the value of the stocks it holds  might  decrease,  either in response to factors  relating to an  individual  company or in response to general market and/or economic  conditions.  If this occurs,  the Portfolio's  share price may also decrease.  While a fund that  focuses  on value  stocks  may be  subject  to less risk than a fund  investing  in stocks of growth  companies,  the
Portfolio  is subject to the risk that the  Sub-advisor's  belief  about a company's  intrinsic  worth will be incorrect or will not be realized by the market in the time frame expected.

         While the Portfolio will generally  focus on the securities of larger  companies,  the Portfolio may invest in the securities of smaller companies,  including  start-up  companies  offering emerging products or services.  Smaller or newer companies may suffer more  significant  losses as well as realize more  substantial  growth than larger or more established issuers  because  they may lack  depth of  management,  be unable to  generate  funds  necessary  for  growth or  potential development,  or be  developing or marketing  new products or services for which  markets are not yet  established  and may never become  established.  The Portfolio's  level of risk may also be affected if it invests as described below in certain types of investments other than domestic  equities,  such as foreign  securities,  derivative  investments,  non-investment grade debt securities, and initial public offerings (IPOs).

         The Portfolio generally intends to purchase  securities for long-term  investment  although,  to a limited extent, the Portfolio may purchase  securities in anticipation of relatively  short-term price gains.  Short-term  transactions may also result from liquidity needs,  securities  having reached a price or yield objective,  changes in interest rates or the credit standing of an issuer,  or by reason of economic or other  developments  not foreseen at the time the investment was made.  The  Portfolio  may also sell one security  and  simultaneously  purchase the same or a comparable  security to take advantage of short-term differentials in bond yields or securities prices.

         Non-Diversified  Status. The Portfolio is classified as a non-diversified  investment  company. In other words, it may hold larger  positions in a smaller  number of securities  than a diversified  fund. As a result,  a single  security's increase  or decrease  in value may have a greater  impact on the  Portfolio's  share  price and total  return.  Because of this, the Portfolio's share price can be expected to fluctuate more than a comparable diversified fund.

         Special  Situations.  The  Portfolio  may  invest in  special  situations.  A special  situation  arises  when the
Sub-advisor  believes  that the  securities  of an issuer  will be  recognized  and  appreciate  in value due to a specific development with respect to that issuer.  Special situations may include significant  changes in a company's  allocation of its existing  capital,  a restructuring  of assets,  or a redirection of free cash flows. For example,  issuers  undergoing significant  capital changes may include  companies  involved in spin-offs,  sales of divisions,  mergers or  acquisitions, companies  emerging from bankruptcy,  or companies  initiating large changes in their debt to equity ratio.  Companies that are redirecting  cash flows may be reducing debt,  repurchasing  shares or paying  dividends.  Special  situations may also result from (1) significant changes in industry structure through regulatory  developments or shifts in competition,  (2) a new or  improved  product,  service,  operation  or  technological  advance,  (3)  changes  in  senior  management,  or (4)
significant  changes in cost  structure.  The  Portfolio's  performance  could suffer if the  anticipated  development in a
"special situation" investment does not occur or does not attract the expected attention.

Other Investments:

         While the Portfolio will invest  primarily in common  stocks,  the Portfolio may also invest to a lesser degree in other types of securities,  such as preferred  stocks,  warrants,  securities  convertible into common or preferred stocks, and debt  securities.  The  Portfolio  will not invest more than 35% of its assets in bonds rated  below  investment  grade
("junk" bonds).

         In addition,  the Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Indexed/Structured  Securities.  The Portfolio may invest in  indexed/structured  securities,  which typically are short- to  intermediate-term  debt  securities  whose value at maturity or interest rate is linked to currencies,  interest rates, equity securities,  indices,  commodity prices or other financial  indicators.  Such securities may be positively or negatively  indexed  (i.e.,  their  value may  increase  or decrease if the  reference  index or  instrument  appreciates).
Indexed/structured   securities  may  have  return  characteristics   similar  to  direct  investments  in  the  underlying
instruments, but may be more volatile than the underlying instruments.

         Foreign  Securities.  The Portfolio may invest up to 25% of its net assets in foreign  securities  denominated  in foreign  currencies  and not publicly  traded in the United  States.  The  Portfolio  may also invest in foreign  companies through  depositary  receipts or passive  foreign  investment  companies.  Generally,  the same criteria are used to select foreign  securities  as  are  used  to  select  domestic  securities.  Foreign  securities  are  generally  selected  on  a stock-by-stock  basis without regard to any defined  allocation  among countries or geographic  regions.  However,  certain factors  such as expected  levels of  inflation,  government  policies  influencing  business  conditions,  the outlook for currency  relationships,  and  prospects  for economic  growth among  countries,  regions or  geographic  areas may warrant greater  consideration in selecting  foreign  securities.  There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

         Futures,  Options and Other Derivative  Instruments.  The Portfolio may buy and sell futures  contracts on foreign currencies,  securities  and  financial  indices and options on such  contracts.  The Portfolio may also purchase and write put and call  options on  securities,  securities  indices and foreign  currencies.  The  Portfolio  may enter into forward foreign currency exchange  contracts,  swaps and other derivative  instruments.  The Portfolio may use these instruments to hedge or protect its portfolio from adverse  movements in securities  prices,  currency exchange rates, and interest rates.
To a limited  extent,  the  Portfolio  may also use  derivative  instruments  for  non-hedging  purposes such as seeking to enhance return.

         Additional  information  on the types of securities  other than common stocks in which the Portfolio may invest is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes that market  conditions  are  unfavorable  for profitable investing,  or when the Sub-advisor is otherwise  unable to locate  attractive  investment  opportunities,  the Portfolio's cash or similar  investments  may increase.  In other words,  the Portfolio  does not always stay fully invested in stocks.
Even when the Portfolio is essentially  fully  invested,  some residual  amount of Portfolio  assets will remain in cash or similar  investments.  These investments may include  commercial  paper,  certificates of deposit,  repurchase  agreements, short-term debt  obligations,  and money market funds  (including funds managed by the  Sub-advisor).  When the Portfolio's investments in cash or similar  investments  increase,  the  opportunity  to achieve its investment  objective of long-term capital growth may be limited.

AST COHEN & STEERS REALTY PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to maximize  total return through  investment in real estate securities.

Principal Investment Policies and Risks:

The Portfolio pursues its investment  objective of maximizing total return by seeking,  with approximately  equal emphasis, capital growth and current income.  Under normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity securities of real estate companies.  Such equity securities will consist of:

o        common stocks (including shares in real estate investment trusts),
o        rights or warrants to purchase common stocks,
o        securities  convertible into common stocks where the conversion feature  represents,  in the Sub-advisor's view, a significant element of the securities' value, and
o        preferred stocks.

         For purposes of the Portfolio's  investment  policies, a "real estate company" is one that derives at least 50% of its revenues from the  ownership,  construction,  financing,  management or sale of real estate or that has at least 50% of its assets in real estate.  The  Portfolio  may invest up to 10% of its total assets in  securities  of foreign real estate companies.

         Real estate  companies  may include real estate  investment  trusts  ("REITs").  REITs pool  investors'  funds for investment  primarily in income  producing  real estate or real estate  related loans or interests.  REITs can generally be classified  as Equity REITs,  Mortgage  REITs and Hybrid  REITs.  Equity  REITs,  which invest the majority of their assets directly in real  property,  derive their income  primarily  from rents.  Equity  REITs can also realize  capital  gains or losses by selling  properties.  Mortgage REITs, which invest the majority of their assets in real estate mortgages,  derive their  income  primarily  from  interest  payments.  Hybrid  REITs  combine the  characteristics  of both Equity  REITs and
Mortgage REITs.

         As a fund that invests primarily in equity securities,  the Portfolio will be subject to many of the same risks as other equity funds.  The Portfolio also will be subject to certain risks related  specifically  to real estate  securities, and may be subject to greater risk and share price  fluctuation  than other equity funds  because of the  concentration  of its investments in a single industry.

         While the Portfolio will not invest in real estate  directly,  securities of real estate  companies may be subject to risks  similar to those  associated  with the direct  ownership of real estate.  These  include risks related to general and local economic  conditions,  dependence on management  skill,  heavy cash flow  dependency,  possible lack of available mortgage  funds,  overbuilding,  extended  vacancies of  properties,  increases in property  taxes and operating  expenses, changes in zoning laws,  losses due to costs  resulting  from  environmental  problems,  casualty or  condemnation  losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

         In general,  Equity REITs may be affected by changes in the value of the underlying  property owned by the trusts, while  Mortgage  REITs may be affected by the  quality of any credit  extended.  In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

         Non-Diversified  Status.  The  Portfolio is classified as a  "non-diversified"  investment  company under the 1940
Act,  which means the Portfolio is not limited by the 1940 Act in the  proportion of its assets that may be invested in the securities  of a single  issuer.  However,  the  Portfolio  intends to meet  certain  diversification  standards  under the
Internal  Revenue Code that must be met to relieve the  Portfolio of liability  for Federal  income tax if its earnings are distributed to shareholders.  As a  non-diversified  fund, a price decline in any one of the Portfolio's  holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments:

         The  Portfolio  may write (sell) put and covered call options and purchase put and call options on  securities  or stock indices that are listed on a national  securities or commodities  exchange.  The Portfolio may buy and sell financial futures  contracts,  stock and bond  index  futures  contracts,  foreign  currency  futures  contracts  and  options on the foregoing.  The Portfolio may enter into forward  foreign  currency  exchange  contracts in connection with its investments in foreign  securities.  The  Portfolio  may also enter into short sales,  which are  transactions  in which the  Portfolio sells a  security  it does not own at the time of the sale in  anticipation  that the  market  price of the  security  will decline.  The Sub-advisor expects that the Portfolio will use these techniques on a relatively infrequent basis.

         Additional  information  about these  techniques and their risks is included below under "Certain Risk Factors and
Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes  that  market or general  economic  conditions  justify a temporary  defensive  position,  the Portfolio  will invest all or a portion of its assets in high-grade  debt  securities, including corporate debt securities,  U.S. government securities,  and short-term money market instruments,  without regard to whether the issuer is a real  estate  company.  While the  Portfolio  is in a defensive  position,  the  opportunity  to achieve its  investment  objective of maximum total return will be limited.  The  Portfolio may also invest funds  awaiting investment or funds held to satisfy  redemption  requests or to pay dividends and other  distributions  to  shareholders in short-term money market instruments.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio  (formerly,  the AST Bankers  Trust  Managed Index 500
Portfolio)  is to  outperform  the  Standard & Poor's 500  Composite  Stock  Price  Index (the "S&P  500(R)")  through  stock selection resulting in different weightings of common stocks relative to the index.

Principal Investment Policies and Risks:

         The Portfolio will invest  primarily in the common stocks of companies  included in the S&P 500. The S&P 500 is an index of 500  common  stocks,  most of which  trade on the New York Stock  Exchange  Inc.  (the  "NYSE").  The  Sub-advisor believes that the S&P 500 is representative of the performance of publicly traded common stocks in the U.S. in general.

         In seeking to outperform  the S&P 500, the  Sub-advisor  starts with a portfolio of stocks  representative  of the holdings of the index. It then uses a set of  fundamental,  quantitative  criteria that are designed to indicate  whether a particular  stock will  predictably  perform better or worse than the S&P 500.  Based on these  criteria,  the  Sub-advisor determines whether the Portfolio should  over-weight,  under-weight or hold a neutral position in the stock relative to the proportion  of the  S&P  500  that  the  stock  represents.  In  addition,  the  Sub-advisor  may  determine  based  on the quantitative  criteria that (1) certain S&P 500 stocks  should not be held by the Portfolio in any amount,  and (2) certain equity  securities  that are not included in the S&P 500 should be held by the  Portfolio.  The  Portfolio may invest up to
15% of its total assets in equity securities not included in the S&P 500.

         As a mutual fund  investing  primarily in common  stocks,  the  Portfolio is subject to the risk that common stock prices will decline over short or even  extended  periods.  The U.S.  stock market tends to be cyclical,  with periods when stock  prices  generally  rise and  periods  when prices  generally  decline.  The  Sub-advisor  believes  that the various quantitative  criteria used to determine which stocks to over- or under-weight  will balance each other so that the overall risk of the  Portfolio  is not  likely to  differ  materially  from the risk of the S&P 500  itself.  While  the  Portfolio attempts to outperform  the S&P 500, it is not expected that any  outperformance  will be  substantial.  The Portfolio also may underperform the S&P 500 over short or extended periods.

         About the S&P 500. The S&P 500 is a well-known  stock market index that  includes  common  stocks of 500 companies from several  industrial  sectors  representing  a significant  portion of the market value of all common  stocks  publicly traded in the United States.  Stocks in the S&P 500 are weighted  according to their market  capitalization  (the number of shares  outstanding  multiplied by the stock's  current  price).  The composition of the S&P 500 is determined by S&P based on such  factors as market  capitalization,  trading  activity,  and  whether  the stock is  representative  of stocks in a particular  industry  group.  The composition of the S&P 500 may be changed from time to time.  "Standard & Poor's(R)",  "S&P
500(R)",  "Standard & Poor's 500", and "500" are  trademarks of The  McGraw-Hill  Companies,  Inc. and have been licensed for use by the Investment Manager.

         The Portfolio is not sponsored,  endorsed,  sold or promoted by Standard  &Poor's,  a division of The  McGraw-Hill
Companies,  Inc.  ("S&P").  S&P makes no  representation  or  warranty,  express or  implied,  to the  shareholders  of the
Portfolio or any member of the public regarding the  advisability of investing in securities  generally or in the Portfolio particularly  or the ability of the S&P 500 to track  general  stock market  performance.  S&P's only  relationship  to the
Investment  Manager or the  Sub-advisor  is a license  provided to the Investment  Manager of certain  trademarks and trade names of S&P and of the S&P 500,  which is  determined,  composed and  calculated by S&P without  regard to the  Investment
Manager,  Sub-advisor,  or Portfolio.  S&P has no obligation to take the needs of the  Investment  Manager,  Sub-advisor or the  shareholders  of the Portfolio into  consideration  in  determining,  composing or calculating the S&P 500. S&P is not responsible for and has not  participated in the  determination  of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio,  or in the  determination  or calculation of the  Portfolio's  net asset value.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

         S&P does not guarantee the accuracy and/or the  completeness of the S&P 500 or any data included therein and shall have no liability for any errors,  omissions,  or interruptions  therein. S&P makes no warranty,  express or implied, as to the results to be obtained by the Portfolio,  shareholders of the Portfolio,  or any other person or entity from the use of the S&P 500 or any data  included  therein.  S&P makes no  express  or  implied  warranties  and  expressly  disclaims  all warranties of  merchantability  or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein.  Without  limiting any of the  foregoing,  in no event shall S&P have any  liability  for any  special,  punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Other Investments:

         Derivatives.  The  Portfolio  may  invest  in  various  instruments  that  are or may be  considered  derivatives, including securities index futures contracts and related options,  warrants and convertible  securities.  These instruments may be used for several  reasons:  to simulate full  investment  in the S&P 500 while  retaining  cash for fund  management purposes,  to  facilitate  trading,  to reduce  transaction  costs or to seek higher  investment  returns  when the futures contract,  option,  warrant or convertible  security is priced more attractively than the underlying equity security or the
S&P 500. The Portfolio will not use  derivatives  for  speculative  purposes or to leverage its assets.  The Portfolio will limit its use of  securities  index  futures  contracts  and related  options so that,  at all times,  margin  deposits for futures  contracts  and  premiums  on related  options do not exceed 5% of the  Portfolio's  assets and  provided  that the percentage of the Portfolio's assets being used to cover its obligations under futures and options does not exceed 50%.

         Additional  information  about these  derivative  instruments and their risks is included in this Prospectus under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio  may maintain up to 25% of its assets in short-term  debt  securities  and money market  instruments to meet redemption  requests or to facilitate  investment in the securities of the S&P 500. These securities include obligations issued or guaranteed by the U.S. Government or its agencies or  instrumentalities  or by any of the states,  repurchase  agreements,  commercial paper, and certain bank  obligations.  The Portfolio will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO:

Investment  Objective:  The primary  investment  objective of the Portfolio is to seek capital growth.  Current income is a secondary investment objective.

Principal Investment Policies and Risks:

         The Portfolio's  investment strategy utilizes quantitative  management techniques in a two-step process that draws heavily on computer  technology.  In the first step, the  Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly traded U.S. companies  (measured by market  capitalization),  from most attractive to least attractive.  These rankings are determined by using a computer  model that combines  measures of a stock's value and measures of its growth  potential.  To measure value,  the  Sub-advisor  uses ratios of stock price to book value and stock price to cash flow,  among others.  To measure  growth,  the  Sub-advisor  uses,  among  others,  the rate of growth in a  company's  earnings  and changes in its earnings estimates.

         In the second step, the Sub-advisor  uses a technique called portfolio  optimization.  In portfolio  optimization, the  Sub-advisor  uses a computer to build a portfolio  of stocks from the ranking  described  earlier  that it thinks will provide the best  balance  between  risk and  expected  return.  The goal is to create an equity  portfolio  that  provides better returns than the S&P 500 Index without taking on significant  additional  risk. The  Sub-advisor  attempts to create a dividend yield for the Portfolio that will be greater than that of the S&P 500.

         The Sub-advisor does not attempt to time the market.  Instead, it intends to keep the Portfolio  essentially fully invested in stocks regardless of the movement of stock prices generally.

         Like any fund  investing  primarily in common  stocks,  the Portfolio is subject to the risk that the value of the stocks it invests in will decline.  These declines could be substantial.

         Because  the  Portfolio  is  managed  to an index  (the S&P 500),  its  performance  will be  closely  tied to the performance  of the index.  If the S&P 500 goes down,  it is likely  that the  Portfolio's  share  price will also go down.
The Portfolio's  investments in  income-producing  stocks may reduce to some degree the Portfolio's level of risk and share price  fluctuation  (and its potential for gain) relative to the S&P 500.  However,  if the stocks that make up the S&P 500 do not have a high dividend yield at a given time, then the Portfolio's dividend yield also will not be high.

Other Investments:

         When the Sub-advisor  believes that it is prudent,  the Portfolio may invest in securities other than stocks, such as convertible  securities,  foreign  securities,  short-term  instruments and non-leveraged stock index futures contracts.
Stock index futures  contracts can help the Portfolio's  cash assets remain liquid while  performing more like stocks.  The
Portfolio  also may short sales  "against the box."  Additional  information  on these types of  investments is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Securities.  The  Portfolio  may  invest  in  derivative  securities.   Certain  of  these  derivative
securities may be described as  "index/structured"  securities,  which are securities  whose value or performance is linked to other equity  securities (as in the case of depositary  receipts),  currencies,  interest rates,  securities  indices or other  financial  indicators  ("reference  indices").  The  Portfolio  may not invest in a derivative  security  unless the reference  index or the  instrument  to which it relates is an  eligible  investment  for the  Portfolio.  For  example,  a security whose underlying value is linked to the price of oil would not be a permissible  investment  because the Portfolio may not invest in oil and gas leases or futures.  The Portfolio may make short sales "against the box."

AST ALLIANCE GROWTH AND INCOME PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  (formerly,  the AST Lord  Abbett  Growth  and Income
Portfolio) is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

         The Portfolio  normally will invest in common stocks (and securities  convertible into common stocks).  Typically, in choosing stocks, the Sub-advisor looks for companies using the following process:

o        Quantitative research is performed on a universe of large, seasoned,  U.S. and multinational companies to identify which stocks the Sub-advisor believes represent the best bargains; and
o        Fundamental research is conducted to assess a company's operating  environment,  resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.

         The Sub-advisor will take a value-oriented  approach,  in that it will try to keep the Portfolio's assets invested in  securities  that are selling at  reasonable  prices in relation to their value.  In doing so, the  Portfolio  may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

         The prices of the common stocks that the Portfolio  invests in will fluctuate.  Therefore,  the Portfolio's  share price will also  fluctuate,  and may decline  substantially.  While there is the risk that an  investment  will never reach what  the  Sub-advisor  believes  is its full  value,  or may go down in  value,  the  Portfolio's  risk  and  share  price fluctuation  (and  potential  for gain) may be less than many other  stock  funds  because of the  Portfolio's  emphasis on large, seasoned company value stocks.

Other Investments:

         The  Portfolio,  in addition to investing in common  stocks and  convertible  securities,  may write  covered call options listed on domestic  securities  exchanges  with respect to securities in the Portfolio.  It is not intended for the
Portfolio to write covered call options with respect to securities  with an aggregate  market value of more than 10% of the
Portfolio's  net assets at the time an option is written.  The  Portfolio  also may  purchase  and sell forward and futures contracts  and related  options for hedging  purposes.  The  Portfolio  may also invest up to 10% of its net assets (at the time of investment) in foreign securities, and invest in straight bonds and other debt securities.

         Temporary  Investments.  The  Portfolio  may  invest  in  short-term  debt and  other  high  quality  fixed-income securities to create  reserve  purchasing  power and also for  temporary  defensive  purposes.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST MFS GROWTH WITH INCOME PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek to provide  reasonable  current  income and long-term capital growth and income.

Principal Investment Policies and Risks:

         The  Portfolio  invests,  under normal  market  conditions,  at least 65% of its total assets in common stocks and related  securities,  such as preferred stocks,  convertible  securities and depositary  receipts.  The stocks in which the
Portfolio  invests  generally  will pay  dividends.  While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market  capitalizations  that the Sub-advisor  believes have sustainable  growth prospects and attractive valuations based on current and expected earnings or cash flow.

         The Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the Portfolio.  This means that  securities  are selected  based upon  fundamental  analysis of  individual  companies  (such as analysis of the companies' earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

         The Portfolio may invest up to 20% of its net assets in foreign securities.

         As with any fund  investing  primarily in common  stocks,  the value of the  securities  held by the Portfolio may decline in value,  either  because  of  changing  economic,  political  or market  conditions  or  because of the  economic condition of the company that issued the security.  These declines may be substantial.  In light of the  Portfolio's  focus on  income-producing  large-cap stocks, the risk and share price fluctuations of the Portfolio (and its potential for gain)
may be less than many other stock funds.  The Portfolio may invest in foreign  companies,  including  companies  located in developing  countries,  and it therefore  will be subject to risks  relating to political,  social and economic  conditions abroad,  risks resulting from differing  regulatory  standards in non-U.S.  markets,  and fluctuations in currency exchange rates.

Other Investments:

         Although the  Portfolio  will invest  primarily in common  stocks and related  securities,  the Portfolio may also invest in debt  securities,  including  variable and  floating  rate  securities  and zero  coupon,  deferred  interest and pay-in-kind bonds. The Portfolio may also purchase warrants and make short sales "against the box."

         Futures and Forward  Contracts.  The  Portfolio  may purchase and sell futures  contracts on  securities  indices, foreign  currencies  and interest  rates for hedging and  non-hedging  purposes.  The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes.

         For more  information  on some of the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal investment strategy by temporarily  investing for  defensive  purposes  when adverse  market,  economic or political  conditions  exist.  When  investing  for  defensive purposes,  the  Portfolio  may hold cash or invest in cash  equivalents,  such as short-term  U.S.  government  securities, commercial  paper and bank  instruments.  While the Portfolio is in a defensive  position,  the  opportunity to achieve its investment objective will be limited.

AST INVESCO EQUITY INCOME PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio is to seek  capital  growth and current  income while following sound investment practices.

Principal Investment Policies and Risks:

         The Portfolio  seeks to achieve its objective by investing in securities  that are expected to produce  relatively high levels of income and  consistent,  stable  returns.  The Portfolio  normally will invest at least 65% of its assets in dividend-paying  common and preferred  stocks of domestic and foreign issuers.  Up to 30% of the Portfolio's  assets may be invested in equity  securities  that do not pay regular  dividends.  In addition,  the  Portfolio  normally  will have some portion of its assets  invested in debt  securities or convertible  bonds.  The Portfolio may invest up to 25% of its total assets in foreign  securities,  including  securities of issuers in countries  considered to be  developing.  These foreign investments may serve to increase the overall risks of the Portfolio.

         The Portfolio's  investments in common stocks may, of course,  decline in value,  which will result in declines in the  Portfolio's  share price.  Such declines could be  substantial.  To minimize the risk this presents,  the  Sub-advisor will not  invest  more than 5% of the  Portfolio's  assets in the  securities  of any one  company  or more than 25% of the
Portfolio's  assets in any one industry.  In light of the Portfolio's focus on income producing stocks,  its risk and share price fluctuation (and potential for gain) may be less than many other stock funds.

         Debt  Securities.  The  Portfolio's  investments in debt  securities will generally be subject to both credit risk and market risk.  Credit risk  relates to the ability of the issuer to meet  interest or principal  payments,  or both,  as they come due.  Market risk relates to the fact that the market values of debt  securities  in which the Portfolio  invests generally  will be affected by changes in the level of interest  rates.  An increase in interest  rates will tend to reduce the market values of debt  securities,  whereas a decline in interest  rates will tend to increase  their values.  Although the  Sub-advisor  will  limit  the  Portfolio's  debt  security  investments  to  securities  it  believes  are not  highly speculative,  both kinds of risk are increased by investing in debt securities  rated below the top four grades by Standard
& Poor's Corporation or Moody's Investors Services, Inc., or equivalent unrated debt securities ("junk bonds").

         In order to decrease its risk in investing in debt  securities,  the Portfolio will invest no more than 15% of its assets in junk bonds,  and in no event will the Portfolio  ever invest in a debt security rated below Caa by Moody's or CCC by Standard & Poor's.  While the  Sub-advisor  will monitor all of the debt  securities  in the  Portfolio for the issuers'
ability to make required  principal and interest  payments and other quality  factors,  the  Sub-advisor  may retain in the
Portfolio  a debt  security  whose  rating is changed to one below the  minimum  rating  required  for  purchase  of such a security.  For a discussion of the special risks involved in lower-rated  bonds,  see this  Prospectus  under "Certain Risk
Factors and Investment Methods."

Temporary Investments:

         In periods of uncertain market and economic  conditions,  the Portfolio may assume a defensive position with up to
100% of its assets  temporarily  invested in high quality  corporate  bonds or notes or government  securities,  or held in cash.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST AIM BALANCED PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio is to provide a  well-diversified  portfolio of stocks that will produce both capital growth and current income.

Principal Investment Policies and Risks:

         The Portfolio attempts to meet its objective by investing,  normally, a minimum of 30% and a maximum of 70% of its total assets in equity  securities  and a minimum of 30% and a maximum of 70% of its total assets in  non-convertible  debt securities.  The  Portfolio may invest up to 25% of its total assets in  convertible  securities  (which,  depending on the nature of the convertible  security,  may be considered equity securities for purposes of the Portfolio's  30-70% range for investments in equity  securities).  The Portfolio may invest up to 10% of its total assets in high-yield  debt  securities rated below  investment  grade or  non-rated  debt  securities  deemed to be of  comparable  quality  ("junk  bonds").  The
Portfolio may also invest up to 20% of its total assets in foreign securities.

         In selecting the  percentages of assets to be invested in equity or debt  securities,  the  Sub-advisor  considers such factors as general market and economic conditions,  as well as market, economic,  industry and company trends, yields, interest rates and changes in fiscal and monetary  policies.  The Sub-advisor  will primarily  purchase  equity  securities for growth of capital and debt  securities for income  purposes.  However,  the  Sub-advisor  will focus on companies whose securities have the potential for both capital  appreciation and income  generation.  The Sub-advisor  considers whether to sell a security when it believes that the security no longer has that potential.

         As a fund  that  invests  both in  equity  and debt  securities,  the  Portfolio's  risk of loss and  share  price fluctuation  (and potential for gain) may be less than funds investing  primarily in equity  securities and more than funds investing in primarily in debt  securities.  Of course,  both equity and debt  securities  may decline in value.  Prices of equity securities  fluctuate in response to many factors,  including the historical and prospective earnings of the issuer, the value of its assets,  general economic conditions,  interest rates,  investor perceptions and market liquidity.  Prices of debt  securities  fluctuate in response to market  factors such as changes in interest  rates and in response to changes in the credit  quality of specific  issuers.  The  Portfolio's  level of risk will  increase to the extent it invests  more heavily in long-term debt securities or lower-rated debt securities.

         The values of the  convertible  securities in which the  Portfolio may invest will be affected by market  interest rates,  the risk that the issuer may default on interest or  principal  payments,  and the value of the  underlying  common stock into which these  securities  may be  converted.  Specifically,  because the  convertible  securities  the  Portfolio purchases  typically pay fixed  interest and  dividends,  their values may fall if market  interest  rates rise and rise if market interest rates fall.  Additionally,  an issuer may have the right to buy back  convertible  securities at a time and price that is unfavorable to the Portfolio.

         Foreign securities have additional risks,  including exchange rate changes,  political and economic upheaval,  the relative lace of  information  about these  companies,  relatively  low market  liquidity and the potential  lack of strict financial and accounting controls and standards.

Other Investments:

         The Portfolio may write call options on securities,  but only on a covered basis;  that is, the Portfolio will own the underlying  security.  In addition,  the Portfolio may purchase put options or write call options on securities indices for the purpose of providing a partial  hedge  against a decline in the value of its  portfolio  securities.  The Portfolio may purchase and sell stock index and interest rate futures  contracts  and related  options in order to hedge the value of its investments  against changes in market  conditions.  The Portfolio may also engage in various types of foreign currency hedging  transactions  in  connection  with its foreign  investments.  The Portfolio may from time to time make short sales
"against the box."

         Additional  information about options,  futures contracts,  convertible  securities,  lower-rated debt securities, foreign  securities and other  investments  that the Portfolio may make is included in this Prospectus  under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  In  anticipation  of or in response to adverse market  conditions or for cash  management purposes,  the Portfolio  may hold all or a portion of its assets in cash,  money market  instruments,  bonds or other debt securities.  While the Portfolio is in such a defensive  position,  the opportunity to achieve its investment  objective of both capital growth and current income may be limited.

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth and current income.

Principal Investment Policies and Risks:

         The  Sub-advisor  intends to maintain  approximately  60% of the Portfolio's  assets in equity  securities and the remainder  in bonds and other fixed income  securities.  Both the  Portfolio's  equity and fixed  income  investments  will fluctuate in value.  The equity  securities will fluctuate  depending on the performance of the companies that issued them, general market and economic conditions,  and investor  confidence.  The fixed income investments will be affected primarily by rising or falling  interest  rates and the credit  quality of the  issuers.  As a fund that  invests  both in equity and fixed  income  securities,  the  Portfolio's  risk of loss and share  price  fluctuation  will  tend to be less than  funds investing primarily in equity securities and more than funds investing primarily in fixed income securities.

         Equity Investments.  With the equity portion of the Portfolio,  the Sub-advisor utilizes  quantitative  management techniques in a two-step  process that draws  heavily on computer  technology.  In the first step,  the  Sub-advisor  ranks stocks,  primarily the 1,500 largest publicly traded U.S.  companies as measured by market  capitalization.  These rankings are  determined by using a computer model that combines  measures of a stock's value and measures of its growth  potential.
To measure  value,  the  Sub-advisor  uses ratios of stock price to book value and stock price to cash flow,  among others.
To measure growth,  the manager uses, among others,  the rate of growth in a company's earnings and changes in its earnings estimates.

         In the second step, the Sub-advisor  uses a technique called portfolio  optimization.  In portfolio  optimization, the  Sub-advisor  uses a computer to build a portfolio  of stocks from the ranking  described  earlier  that it thinks will provide the best  balance  between  risk and  expected  return.  The goal is to create an equity  portfolio  that  provides better returns than the S&P 500 Index without taking on significant additional risk.

         Fixed Income  Investments.  The Sub-advisor  intends to maintain  approximately  40% of the Portfolio's  assets in fixed income  securities.  Up to 20% of the  Portfolio's  fixed income  securities will be invested in foreign fixed income securities.  These  percentages  will fluctuate and may be higher or lower  depending on the mix the  Sub-advisor  believes will be most  appropriate for achieving the  Portfolio's  objectives.  A minimum of 25% of the  Portfolio's  assets will be invested in fixed income senior securities.

         The fixed  income  portion of the  Portfolio is invested in a  diversified  portfolio  of  government  securities,
corporate  fixed  income  securities,   mortgage-backed  and  asset-backed   securities,   and  similar   securities.   The
Sub-advisor's  strategy is to actively manage the Portfolio by investing the Portfolio's  fixed income assets in sectors it believes are  undervalued  (relative  to the other  sectors)  and which  represent  better  relative  long-term  investment opportunities.

         The Sub-advisor  will adjust the weighted average  portfolio  maturity in response to expected changes in interest rates.  Under normal market  conditions,  the weighted  average  maturity of the fixed income portion of the Portfolio will range from 3 to 10 years.  During periods of rising interest rates,  the weighted  average maturity may be reduced in order to reduce the effect of bond price declines on the  Portfolio's  net asset value.  When interest rates are falling and bond prices are rising, the Portfolio may be moved toward the longer end of its maturity range.

         Debt  securities  that  comprise the  Portfolio's  fixed income  portfolio  will  primarily  be  investment  grade obligations.  However,  the Portfolio  may invest up to 10% of its fixed income  assets in  high-yield  securities or "junk bonds."  Regardless of rating  levels,  all debt  securities  considered  for purchase by the Portfolio are analyzed by the
Sub-advisor to determine,  to the extent reasonably  possible,  that the planned  investment is sound, given the investment objective of the Portfolio.  For an additional  discussion of lower-rated  securities and their risks,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         In determining the allocation of assets among U.S. and foreign  capital  markets,  the  Sub-advisor  considers the condition and growth potential of the various economies;  the relative  valuations of the markets;  and social,  political, and economic  factors that may affect the markets.  The Sub-advisor  also considers the impact of foreign exchange rates in selecting securities denominated in foreign currencies.

         Foreign  Securities.  The  Portfolio  may invest up to 25% of its total  assets in equity and debt  securities  of foreign  issuers,  including  foreign  governments  and  their  agencies,  when  these  securities  meet its  standards  of selection.  (As noted above,  approximately  20% of the fixed income portion of the Portfolio  normally will be invested in foreign  securities.)  These  investments  will be made primarily in issuers in developed  markets.  The Portfolio may make such investments either directly in foreign securities,  or by purchasing  depositary  receipts for foreign securities.  To protect  against  adverse  movements in exchange rates between  currencies,  the Portfolio may, for hedging  purposes only, enter into forward currency exchange contracts and buy put and call options relating to currency futures contracts.

Other Investments:

         The Portfolio may invest in derivative  securities.  Certain of these  derivative  securities  may be described as
"index/structured"  securities,  which are securities  whose value or performance is linked to other equity  securities (as in the case of  depositary  receipts),  currencies,  interest  rates,  securities  indices  or other  financial  indicators
("reference  indices").  The  Portfolio  may not  invest  in a  derivative  security  unless  the  reference  index  or the instrument to which it relates is an eligible  investment  for the  Portfolio.  For example,  a security  whose  underlying value is linked to the price of oil would not be a permissible  investment  because the Portfolio may not invest in oil and gas leases or futures.  The Portfolio may make short sales "against the box."

         For further  information on these  securities and investment  practices,  see this Prospectus  under "Certain Risk
Factors and Investment Methods."

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek a high level of total return by investing primarily in a diversified portfolio of fixed income and equity securities.

Principal Investment Policies and Risks:

         The Portfolio normally invests  approximately 60% of its total assets in equity securities and 40% in fixed income securities.  This mix may vary over  shorter  time  periods;  the equity  portion  may range  between  50-70% and the fixed income portion between 30-50%.

         The Sub-advisor  concentrates  common stock investments in larger, more established  companies,  but the Portfolio may include small and medium-sized  companies with good growth  prospects.  The Portfolio's  exposure to smaller  companies is not expected to be  substantial,  and will not constitute  more than 30% of the equity  portion of the Portfolio.  Up to
35% of the equity portion may be invested in foreign (non-U.S.  dollar  denominated)  equity  securities.  The fixed income portion of the Portfolio will be allocated among investment grade  securities  (50-100% of the fixed income portion);  high yield or "junk" bonds (up to 30%);  foreign  (non-U.S.  dollar  denominated)  high quality debt securities (up to 30%); and
cash reserves (up to 20%).

         The precise mix of equity and fixed income  investments will depend on the Sub-advisor's  outlook for the markets.
Shifts between stocks and bonds will normally be done gradually and the  Sub-advisor  will not attempt to precisely  "time"
the  market.  The  Portfolio's  investments  in foreign  equity and debt  securities  are  intended  to provide  additional diversification,  and the  Sub-advisor  will  normally  have at least three  different  countries  represented  in both the foreign equity and foreign debt portions of the Portfolio.

         Securities may be sold for a variety of reasons,  such as to effect a change in asset allocation,  to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

         As a fund that invests  both in equity and fixed income  securities,  the  Portfolio  risk of loss and share price fluctuation  (and  potential for gain) will tend to be less than funds  investing  primarily in equity  securities and more than funds  investing  primarily  in fixed  income  securities.  Of course,  both equity and fixed  income  securities  may decline in value.

         Equity securities may decline because the stock market as a whole declines,  or because of reasons specific to the company,  such as  disappointing  earnings or changes in its competitive  environment.  The Portfolio's  level of risk will increase if a  significant  portion of the Portfolio is invested in  securities  of small-cap  companies.  Like other fixed income funds,  the fixed income portion of the Portfolio is subject to changes in market  interest rates and changes in the credit quality of specific  issuers.  Because of the  Portfolio's  focus on fixed income  securities  with  intermediate to long  maturities,  changes in market  interest rates may cause  substantial  declines in the Portfolio's  share price.  The
Portfolio's  level of risk will increase if a significant  portion of the Portfolio is invested in  lower-rated  high yield bonds or in foreign securities.

         Equity Securities.  Investments in non-U.S.  dollar denominated stocks may be made solely for capital appreciation or solely  for  income  or any  combination  of both for the  purpose  of  achieving  a higher  overall  return.  Stocks of companies in  developing  countries  may be included.  The equity  portion of the  Portfolio  also may include  convertible securities, preferred stocks and warrants.

         Investments in small companies involve both higher risk and greater  potential for  appreciation.  These companies may have limited  product  lines,  markets and financial  resources,  or they may be dependent on a small or  inexperienced management  group.  In addition,  their  securities  may trade less  frequently  and move more abruptly than  securities of larger companies.

         Fixed Income Securities.  Bond investments may include U.S. Treasury and agency issues,  corporate debt securities
(including  non-investment grade "junk" bonds),  mortgage-backed  securities (including  derivatives such as collateralized mortgage  obligations and stripped  mortgage-backed  securities) and  asset-backed  securities.  While the weighted average maturities of each component of the fixed income portion (i.e.,  investment grade, high yield,  etc.) of the Portfolio will differ based on the Sub-advisor's view of market  conditions,  the weighted average maturity of the fixed income portion as a whole  (except  for the cash  reserves  component)  is expected  to be in the range of 7 to 12 years.  The cash  reserves component will consist of liquid  short-term  investments of one year or less rated within the top two credit categories by at least one  established  rating  organization  or, if unrated,  of  equivalent  investment  quality as  determined by the
Sub-advisor.  In addition,  the Sub-advisor  may invest the Portfolio's  cash reserves in money market mutual funds that it manages.

Other Investments:

         The Portfolio may enter into stock index,  interest rate or currency  futures  contracts (or options  thereon) for hedging  purposes or to provide an  efficient  means of  adjusting  the  Portfolio's  exposure to the equity  markets.  The
Portfolio  may write  covered  call  options and  purchase  put and call  options on foreign  currencies,  securities,  and financial  indices.  The  Portfolio  may invest up to 10% of its total  assets in hybrid  instruments,  which  combine  the characteristics  of  futures,  options and  securities.  To the extent the  Portfolio  uses these  investments,  it will be exposed to additional  volatility and potential  losses.  The Portfolio may enter into forward  foreign  currency  exchange contracts in connection with its foreign investments.

         For an additional  discussion of these other  investments and their risks, see this Prospectus under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  As noted  above,  up to 20% of the fixed  income  portion of the  Portfolio  normally may consist of cash  reserves.  In addition,  the  Portfolio  may maintain  cash  reserves  without  limitation  for  temporary defensive  purposes.  While the Portfolio is in a defensive position,  the opportunity to achieve its investment  objective of a high level of total return may be limited.  Cash reserves also provide  flexibility in meeting  redemptions and paying expenses.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. government bonds.

Principal Investment Policies and Risks:

         To  achieve  its  objectives,  the  Portfolio  will  invest at least 65% of its  total  assets in bonds  issued or
guaranteed  by  the  U.S.  or  foreign   governments  or  their  agencies  and  by  foreign   authorities,   provinces  and
municipalities.  Corporate  bonds of U.S.  and  foreign  issuers may also be  purchased.  The  Portfolio  seeks to moderate price  fluctuation  by  actively  managing  its  maturity  structure  and  currency  exposure.  The  Sub-advisor  bases its investment  decisions on fundamental market factors,  currency trends, and credit quality.  The Portfolio generally invests in countries where the  combination of  fixed-income  returns and currency  exchange rates appears  attractive,  or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging.

         Although  the  Portfolio  expects to maintain an  intermediate-to-long  weighted  average  maturity,  there are no maturity  restrictions on the overall portfolio or on individual  securities.  The Portfolio may and frequently does engage in foreign  currency  transactions  such as forward  foreign  currency  exchange  contracts,  hedging its foreign  currency exposure  back to the dollar or against  other  foreign  currencies  ("cross-hedging").  The  Sub-advisor  also attempts to reduce currency risks through diversification among foreign securities and active management of currency exposures.

         The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade,  high-risk bonds
("junk  bonds") and emerging  market bonds.  Some emerging  market bonds,  such as Brady Bonds,  may be denominated in U.S.
dollars.

         Like any fixed income fund, the value of the Portfolio  will  fluctuate in response to changes in market  interest rates and the credit quality of particular companies.  International fixed income investing,  however,  involves additional risks that can  increase  the  potential  for losses.  These  additional  risks  include  varying  stages of  economic  and political development of foreign countries,  differing regulatory and accounting standards in non-U.S.  markets, and higher transaction  costs.  Because a substantial  portion of the Portfolio's  investments are denominated in foreign  currencies, exchange rates are also likely to have a significant  impact on total  Portfolio  performance.  For example,  a rise in the
U.S.  dollar's  value  relative to the Japanese  yen will  decrease  the U.S.  dollar value of a Japanese  bond held in the
Portfolio,  even though the price of that bond in yen remains  unchanged.  Therefore,  because of these  currency risks and the risks of investing in foreign  securities  generally,  the  Portfolio  will involve a greater  degree of risk and share price  fluctuation than a fund investing  primarily in domestic fixed income  securities,  but ordinarily will involve less risk than a fund investing  exclusively in foreign fixed income  securities.  In addition,  the Portfolio's focus on longer maturity bonds will tend to cause greater fluctuations in value when interest rates change.

         Types of Debt  Securities.  The  Portfolio's  investments  in debt  securities  may include  securities  issued or guaranteed by the U.S. and foreign governments,  their agencies,  instrumentalities or political  subdivisions,  securities issued or guaranteed by supranational  organizations  (e.g.,  European Investment Bank,  InterAmerican  Development Bank or
the World Bank), bank or bank holding company  securities,  foreign and domestic corporate debt securities,  and commercial paper.

         The Portfolio may invest in zero coupon  securities,  which are  securities  that are purchased at a discount from their face value, but that do not make cash interest  payments.  Zero coupon securities are subject to greater  fluctuation in market value as a result of changing interest rates than debt obligations that make current cash interest payments.

         The Portfolio may invest in Brady Bonds,  which are used as a means of  restructuring  the external debt burden of certain  emerging  countries.  Even if the bonds are  collateralized,  they are often  considered  speculative  investments because of the country's  credit  history or other factors.  The Portfolio may purchase the  securities of certain  foreign investment funds or trusts called passive foreign  investment  companies.  Such trusts have been the only or primary way to invest in certain countries.  In addition to bearing their proportionate  share of the Trust's expenses,  shareholders will also indirectly bear similar expenses of such trusts.

         The Portfolio from time to time may invest in collateralized  mortgage  obligations,  asset-backed  bonds and debt securities convertible into equities.

         Nondiversified  Investment  Company.  The Portfolio intends to select its investments from a number of country and market  sectors,  and intends to have  investments  in  securities of issuers from a minimum of three  different  countries
(including the United States).  However,  the Portfolio is considered a  "nondiversified"  investment  company for purposes of the  Investment  Company Act of 1940. As such,  the Portfolio may invest more than 5% of its assets in the  fixed-income securities of individual  foreign  governments.  The Portfolio  generally will not invest more than 5% of its assets in any individual  corporate issuer,  except with respect to certain  short-term  investments.  As a nondiversified  fund, a price decline in any one of the Portfolio's  holdings may have a greater effect on the  Portfolio's  value than on the value of a fund that is more broadly diversified.

Other Investments:

         The Portfolio  may buy and sell futures  contracts  (and related  options) for a number of reasons  including:  to manage  exposure to changes in interest  rates,  securities  prices and currency  exchange  rates; as an efficient means of adjusting  overall  exposure to certain  markets;  to earn  income;  to protect the value of portfolio  securities;  and to adjust the  portfolio's  duration.  The  Portfolio  may  purchase  or write call and put options on  securities,  financial indices,  and foreign  currencies.  The  Portfolio  may invest up to 10% of its total assets in hybrid  instruments,  which combine the characteristics of futures, options and securities.

         Additional  information  on the  securities in which the  Portfolio  may invest and their risks in included  below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  To protect against adverse  movements of interest rates, the Portfolio may invest without limit in short-term  obligations  denominated in U.S. and foreign  currencies such as certain bank obligations,  commercial paper,  short-term  government and corporate  obligations,  repurchase  agreements and money market mutual funds managed by the Sub-advisor.  Cash reserves also provide  flexibility in meeting  redemptions and paying expenses.  While the Portfolio is in a defensive position,  the opportunity to achieve its investment  objective of high current income and capital growth may be limited.

AST FEDERATED HIGH YIELD PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek high current income by investing primarily in a diversified  portfolio of fixed income  securities.  The fixed income securities in which the Portfolio intends to invest are lower-rated corporate debt obligations.

Principal Investment Policies and Risks:

         The Portfolio  will invest at least 65% of its assets in  lower-rated  corporate  fixed income  securities  ("junk bonds"). These fixed income securities may include preferred stocks,  convertible  securities,  bonds,  debentures,  notes, equipment  lease  certificates  and equipment  trust  certificates.  The securities in which the Portfolio  invests usually will be rated below the three highest rating categories of a nationally  recognized rating  organization (AAA, AA, or A for
Standard & Poor's Corporation  ("Standard & Poor's") and Aaa, Aa or A for Moody's Investors Service,  Inc. ("Moody's")) or,
if unrated,  are of  comparable  quality.  There is no lower limit on the rating of  securities  in which the Portfolio may invest.  The Portfolio may purchase or hold securities rated in the lowest rating category or securities in default.

         A fund that invests  primarily in lower-rated  fixed income  securities  will be subject to greater risk and share price  fluctuation  than a typical  fixed income  fund,  and may be subject to an amount of risk that is  comparable  to or greater than many equity funds.  Lower-rated  securities  will usually offer higher  yields than  higher-rated  securities, but with more risk of loss of principal and interest.  This is because of the reduced  creditworthiness  of the  securities and  the  increased  risk of  default.  Like  equity  securities,  lower-rated  fixed  income  securities  tend to  reflect short-term  corporate and market developments to a greater extent than higher-rated fixed income securities,  which tend to react primarily to fluctuations in market interest rates.

         An economic  downturn may adversely  affect the value of some  lower-rated  bonds.  Such a downturn may especially affect  highly  leveraged  companies or companies  in  industries  sensitive to market  cycles,  where  deterioration  in a company's  cash flow may  impair  its  ability  to meet its  obligations  under the  bonds.  From time to time,  issuers of lower-rated  bonds may seek or may be  required  to  restructure  the  terms and  conditions  of the  securities  they have issued.  As a result of these  restructurings,  the value of the  securities  may fall, and the Portfolio may bear legal or administrative expenses in order to maximize recovery from an issuer.

         The secondary  trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated  bonds.  Adverse  publicity and the  perception of investors  relating to these  securities and their issuers, whether or not warranted,  may also affect the price or liquidity of  lower-rated  bonds.  For an additional  discussion of the risks involved in lower-rated securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

                  Credit  Research.  The  Sub-advisor  will  perform its own credit  analysis  in addition to using  rating organizations  and other  sources,  and may have  discussions  with the issuer's  management or other  investment  analysts regarding issuers.  The Sub-advisor's  credit analysis will consider the issuer's financial  soundness,  its responsiveness to changing  business and market  conditions,  and its  anticipated  cash flow and earnings.  In evaluating an issuer,  the
Sub-advisor  places special  emphasis on the estimated  current value of the issuer's  assets rather than their  historical cost.

                  Diversification.  The  Sub-advisor  invests in  securities of many  different  issuers,  industries,  and economic sectors to reduce portfolio risk.

                  Economic  Analysis.  The Sub-advisor  will analyze current  developments and trends in the economy and in the financial markets.

Other Investments:

         Under  normal  circumstances,  the  Portfolio  will  not  invest  more  than 10% of its  total  assets  in  equity securities.  The Portfolio may own zero coupon bonds or pay-in-kind  securities,  which are fixed income securities that do not make  regular cash  interest  payments.  The prices of these  securities  are  generally  more  sensitive to changes in market  interest  rates  than  are  conventional  bonds.  Additionally,  interest  on zero  coupon  bonds  and  pay-in-kind securities  must be reported  as taxable  income to the  Portfolio  even  though it  receives  no cash  interest  until the maturity of such securities.

         The Portfolio may invest in securities  issued by real estate  investment  trusts,  which are companies  that hold real estate or mortgage  investments.  Usually,  real estate investment  trusts are not diversified,  and,  therefore,  are subject to the risks of a single  project or a small number of projects.  They also may be heavily  dependent on cash flows from the  property  they own,  may bear the risk of defaults on  mortgages,  and may be affected by changes in the value of the underlying property.

         Temporary  Investments.  The  Portfolio  may also invest all or a part of its assets  temporarily  in cash or cash items for defensive  purposes during times of unusual market  conditions or to maintain  liquidity.  Cash items may include certificates  of  deposit  and  other  bank  obligations;  commercial  paper  (generally  lower-rated);  short-term  notes;
obligations issued or guaranteed by the U.S. government or its agencies or  instrumentalities;  and repurchase  agreements.
While the  Portfolio  is in a defensive  position,  the  opportunity  to achieve its  investment  objective of high current income will be limited.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek high current income and the  opportunity  for capital appreciation to produce a high total return.

Principal Investment Policies and Risks:

         To pursue its  objective,  the Portfolio  normally  invests in high yield and  investment  grade debt  securities, securities  convertible  into common stock and preferred  stocks.  Under normal  circumstances,  the  Portfolio  invests at least 65% of its total assets in fixed income  securities of various  types.  At least 20% of the  Portfolio's  assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

         The  Sub-advisor  believes  that a high total return  (current  income and capital  growth) may be derived from an actively managed,  diversified portfolio of investments.  Through portfolio diversification,  credit analysis and attention to current  developments  and trends in interest  rates and economic  conditions,  the  Sub-advisor  attempts to reduce the
Portfolio's  risks.  The Sub-advisor  seeks unusual values,  using  fundamental,  "bottom-up"  research (i.e.,  research on individual  companies rather than the economy as a whole) to identify undervalued  securities.  The Portfolio may find good value in high yield  securities,  sometimes called  "lower-rated  bonds" or "junk bonds," and frequently may have more than half of its  assets  invested  in those  securities.  Higher  yield on debt  securities  can occur  during  periods of high inflation when the demand for borrowed money is high. Also, buying  lower-rated  bonds when the Sub-advisor  believes their credit risk is likely to decrease may generate higher returns.

         The  Portfolio  may also make  significant  investments  in  mortgage-backed  securities.  Although the  Portfolio expects to maintain a weighted  average  maturity in the range of seven to nine years,  there are no maturity  restrictions on the overall portfolio or on individual securities.

         As a fund that invests  primarily in fixed income  securities,  the  Portfolio is subject to the general risks and considerations  associated  with investing in such  securities.  The value of an investment in the Portfolio will change as market interest rates  fluctuate.  When interest rates rise, the prices of debt securities are likely to decline,  and when interest  rates fall,  the prices of debt  securities  tend to rise. The Portfolio  generally  maintains a relatively  long average  maturity,  and longer-term  debt securities are usually more sensitive to interest rate changes.  Put another way, the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

         There is also the risk  that an issuer of a debt  security  will fail to make  timely  payments  of  principal  or interest to the  Portfolio,  a risk that will be relatively  high because the Portfolio will likely have  substantial  junk bond  investments.  The Portfolio may sustain losses if an issuer defaults as to principal  and/or interest  payments after the Portfolio  purchases its securities.  In addition,  the market for high yield securities  generally is less liquid than the market for  higher-rated  securities.  In addition,  the risk to which the Portfolio is subject may be high relative to other fixed income funds because of the Portfolio's  investment in convertible  securities,  which tend to be more volatile than  non-convertible  debt  securities.  In addition  to the risks  associated  with fixed  income  securities  generally, mortgage-backed  securities are subject to the additional risk that early repayments will reduce the Portfolio's  return on such securities.

Other Investments:

         The  Portfolio  may invest up to 20% of its net  assets in  foreign  securities  (securities  primarily  traded in countries  outside the United  States),  and may enter into forward  foreign  currency  contracts in connection  with these foreign investments.

         Additional  information  on the types of securities  and  instruments  in which the Portfolio may invest and their risks in included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  While typically  fully  invested,  the Portfolio may at times increase its investments in cash and  short-term  debt  securities  for defensive  purposes.  The Portfolio may also invest in short-term  fixed income securities  to invest  uncommitted  cash  balances or to maintain  liquidity to meet  shareholder  redemptions.  Short-term securities include  obligations of the U.S. Government and its agencies and  instrumentalities,  commercial paper, and bank certificates  of deposit and bankers'  acceptances.  When the Portfolio  increases its cash  position,  the  opportunity to achieve its investment objective of high total return will be limited.

AST PIMCO TOTAL RETURN BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to seek to maximize  total return,  consistent  with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in the following types of fixed income securities;

o        securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
o        corporate debt securities, including convertible securities and commercial paper;
o        mortgage and other asset-backed securities;
o        structured notes, including hybrid or "indexed" securities, and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        obligations of foreign governments or their subdivisions, agencies and instrumentalities; and
o        obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market (based on quality,  sector,  interest rate or maturity)
that the Sub-advisor  believes to be relatively  undervalued.  In selecting fixed income  securities,  the Sub-advisor uses economic  forecasting,  interest  rate  anticipation,  credit  and call  risk  analysis,  foreign  currency  exchange  rate forecasting,  and other securities selection  techniques.  The proportion of the Portfolio's assets committed to investment in  securities  with  particular  characteristics  (such  as  maturity,  type  and  coupon  rate)  will  vary  based on the
Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial  markets,  and other factors.  The management of duration (a measure of a fixed income  security's  expected life that  incorporates  its yield,  coupon interest  payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The Portfolio will invest in fixed-income  securities of varying  maturities.  The average  portfolio  duration of the Portfolio  generally will vary within a three- to six-year time frame based on the Sub-advisor's  forecast for interest rates.  The Portfolio may invest up to 10% of its assets in fixed income  securities that are rated below  investment grade
("junk bonds") but are rated B or higher by Moody's Investors Services,  Inc.  ("Moody's") or Standard & Poor's Corporation
("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

         Generally,  over the long term, the return obtained by a portfolio  investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that  obtained by a portfolio  investing in equity  securities.  At the same  time,  the risk and  price  fluctuation  of a fixed  income  fund is  expected  to be less than that of an equity portfolio,  so that a fixed income portfolio is generally  considered to be a more conservative  investment.  However,  the
Portfolio  can and  routinely  does  invest  in  certain  complex  fixed  income  securities  (including  various  types of mortgage-backed and asset-backed  securities) and engage in a number of investment practices (including futures,  swaps and dollar rolls) as described below,  that many other fixed income funds do not utilize.  These  investments and practices are designed to increase the Portfolio's  return or hedge its investments,  but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest  rates,  market  conditions,  investor  confidence  and  announcements  of  economic,  political  or  financial information.  Generally,  the value of fixed  income  securities  will change  inversely  with  changes in market  interest rates.  As interest rates rise,  market value tends to decrease.  This risk will be greater for long-term  securities  than for short-term  securities.  Certain  mortgage-backed and asset-backed  securities and derivative  instruments in which the
Portfolio may invest may be particularly  sensitive to changes in interest  rates.  The Portfolio is also subject to credit risk,  which is the possibility  that an issuer of a security (or a counterparty to a derivative  contract) will default or become  unable to meet its  obligation.  Generally,  the lower the  rating of a  security,  the higher its degree of credit risk.

         The following  paragraphs  describe some specific types of fixed-income  investments that the Portfolio may invest in,  and some of the  investment  practices  that the  Portfolio  will  engage  in.  More  information  about some of these investments,  including futures, options and mortgage-backed and asset-backed securities,  is included below under "Certain
Risk Factors and Investment Methods."

         U.S. Government  Securities.  The Portfolio may invest in various types of U.S. Government  securities,  including those that are  supported by the full faith and credit of the United  States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are  supported  by the  discretionary  authority of the U.S.
Government  to  purchase  the  agency's  obligations;  and  still  others  that are  supported  only by the  credit  of the instrumentality.

         Corporate  Debt  Securities.  Corporate debt  securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with warrants attached.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to exchange  rates between the U.S. dollar and a foreign currency or currencies.

         While the  Sub-advisor  may regard some  countries  or  companies  as  favorable  investments,  pure fixed  income opportunities  may be  unattractive  or limited due to  insufficient  supply or legal or  technical  restrictions.  In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate  Securities.  Variable and floating rate securities  provide for a periodic  adjustment in the interest rate paid on the  obligations.  The interest rates on these  securities  are tied to other interest  rates, such as  money-market  indices or  Treasury  bill  rates,  and reset  periodically.  While  these  securities  provide  the
Portfolio  with a certain  degree of  protection  against  losses  caused by rising  interest  rates,  they will  cause the
Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed   Bonds.   Inflation-indexed  bonds  are  fixed  income  securities  whose  principal  value  is periodically  adjusted  according to the rate of inflation.  The interest rate on these bonds is fixed at issuance,  and is generally  lower than the interest rate on typical bonds.  Over the life of the bond,  however,  this interest will be paid based on a principal  value that has been adjusted for  inflation.  Repayment of the adjusted  principal  upon maturity may be  guaranteed,  but the market value of the bonds is not  guaranteed,  and will  fluctuate.  The  Portfolio  may invest in inflation-indexed  bonds that do not provide a repayment  guarantee.  While these  securities  are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

         Catastrophe  Bonds.  Catastrophe  bonds are fixed income  securities for which the return of principal and payment of interest is contingent upon the  non-occurrence  of a specific  "trigger"  event. The trigger event may be, for example, a hurricane or an  earthquake  in a specific  geographic  region that causes  losses  exceeding a specific  amount.  If the trigger event occurs,  the  Portfolio  may lose all or a portion of the amount it invested in the bond.  Catastrophe  bonds may also expose the Portfolio to certain other risks,  including default,  adverse regulatory  interpretation,  and adverse tax consequences.

         Mortgage-Related   and  Other   Asset-Backed   Securities.   The  Portfolio  may  invest  all  of  its  assets  in
mortgage-backed  and other  asset-backed  securities,  including  collateralized  mortgage  obligations.  The value of some mortgage-backed  and  asset-backed  securities in which the Portfolio  invests may be particularly  sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements and Dollar Rolls. In addition to entering into reverse  repurchase  agreements (as described  below under "Certain Risk Factors and Investment  Methods"),  the Portfolio may also enter into dollar rolls. In a  dollar  roll,  the  Portfolio  sells  mortgage-backed  or  other  securities  for  delivery  in the  current  month  and simultaneously  contracts to purchase  substantially  similar  securities on a specified future date. The Portfolio forgoes principal and interest paid on the  securities  sold in a dollar roll,  but the Portfolio is  compensated by the difference between the sales price and the lower price for the future  purchase,  as well as by any interest earned on the proceeds of the  securities  sold.  The  Portfolio  also could be  compensated  through the receipt of fee income.  Reverse  repurchase agreements  and  dollar  rolls can be  viewed  as  collateralized  borrowings  and,  like  other  borrowings,  will tend to exaggerate  fluctuations  in Portfolio's  share price and may cause the Portfolio to need to sell  portfolio  securities at times when it would otherwise not wish to do so.

         Foreign  Securities.  The  Portfolio  may  invest up to 20% of its  assets in  securities  denominated  in foreign currencies and may invest beyond this limit in U.S.  dollar-denominated  securities of foreign  issuers.  The Portfolio may invest  up to  10%  of  its  assets  in  securities  of  issuers  based  in  developing  countries  (as  determined  by the
Sub-advisor).  The Portfolio may buy and sell foreign  currency  futures  contracts and options on foreign  currencies  and foreign currency futures  contracts,  and enter into forward foreign currency exchange contracts for the purpose of hedging currency  exchange risks arising from the  Portfolio's  investment or anticipated  investment in securities  denominated in foreign currencies.

         Short Sales  "Against the Box." The Portfolio  may sell  securities  short  "against the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The  Portfolio  may  purchase and write call and put options on  securities,  securities indices and on foreign  currencies.  The  Portfolio  may invest in interest  rate futures  contracts,  stock index  futures contracts  and foreign  currency  futures  contracts  and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with respect to foreign  currencies,  interest  rates and  securities  indices.  The Portfolio may use these  techniques to hedge  against  changes in interest  rates,  currency exchange rates or securities prices or as part of its overall investment strategy.

         For a discussion  of futures and options and their risks,  see this  Prospectus  under  "Certain  Risk Factors and
Investment Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio may enter into interest rate,  index and currency  exchange rate swap  agreements for the purposes of  attempting to obtain a desired  return at a lower cost than if the Portfolio had invested  directly in an  instrument  that yielded the desired  return.  Swap  agreements  are  two-party  contracts  entered  into  primarily by institutional  investors  for periods  ranging from a few weeks to more than one year.  In a standard  "swap"  transaction, the two parties  agree to  exchange  the returns (or  differentials  in rates of return)  earned or realized on  particular investments or  instruments.  The returns to be exchanged  between the parties are  calculated  with respect to a "notional amount," i.e., a specified  dollar amount that is  hypothetically  invested at a particular  interest rate, in a particular foreign currency,  or in a "basket" of securities  representing a particular index.  Commonly used swap agreements  include interest  rate caps,  under which,  in return for a premium,  one party agrees to make  payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which,  in return for a premium,  one party agrees to make  payments  to the other to the extent that  interest  rates fall below a  specified  level or  "floor";  and interest  rate  collars,  under  which a party  sells a cap and  purchases  a floor or vice  versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Under most swap  agreements  entered into by the  Portfolio,  the parties'  obligations  are  determined on a "net basis."  Consequently,  the  Portfolio's  obligations  (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap  agreements  will be successful  will depend on the  sub-advisor's  ability to predict that certain types of investments  are likely to produce  greater  returns than other  investments.  Moreover,  the
Portfolio  may not receive the expected  amount  under a swap  agreement  if the other party to the  agreement  defaults or becomes bankrupt.  The swaps market is relatively new and is largely unregulated.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to seek to maximize  total return,  consistent  with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in the following types of fixed income securities;

o        securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
o        corporate debt securities, including convertible securities and commercial paper;
o        mortgage and other asset-backed securities;
o        structured notes, including hybrid or "indexed" securities, and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        obligations of foreign governments or their subdivisions, agencies and instrumentalities; and
o        obligations of international agencies or supranational entities.

         Portfolio  holdings will be concentrated in areas of the bond market (based on quality,  sector,  interest rate or maturity)  that the  Sub-advisor  believes  to be  relatively  undervalued.  In  selecting  fixed  income  securities,  the
Sub-advisor  uses economic  forecasting,  interest  rate  anticipation,  credit and call risk  analysis,  foreign  currency exchange rate forecasting,  and other securities selection  techniques.  The proportion of the Portfolio's assets committed to investment in securities with  particular  characteristics  (such as maturity,  type and coupon rate) will vary based on the Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other factors.  The management of duration (a measure of a fixed income security's  expected life that incorporates its yield,  coupon interest  payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The Portfolio will invest in fixed-income  securities of varying  maturities.  The average  portfolio  duration of the Portfolio  generally will vary within a one- to three-year time frame based on the Sub-advisor's  forecast for interest rates.  The Portfolio may invest up to 10% of its assets in fixed income  securities that are rated below  investment grade
("junk bonds") but are rated B or higher by Moody's Investors Services,  Inc.  ("Moody's") or Standard & Poor's Corporation
("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

         Generally,  over the long term, the return obtained by a portfolio  investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that  obtained by a portfolio  investing in equity  securities.  At the same  time,  the risk and  price  fluctuation  of a fixed  income  fund is  expected  to be less than that of an equity portfolio,  so that a fixed income portfolio is generally  considered to be a more conservative  investment.  However,  the
Portfolio  can and  routinely  does  invest  in  certain  complex  fixed  income  securities  (including  various  types of mortgage-backed and asset-backed  securities) and engage in a number of investment practices (including futures,  swaps and dollar rolls) as described below,  that many other fixed income funds do not utilize.  These  investments and practices are designed to increase the Portfolio's  return or hedge its investments,  but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest  rates,  market  conditions,  investor  confidence  and  announcements  of  economic,  political  or  financial information.  Generally,  the value of fixed  income  securities  will change  inversely  with  changes in market  interest rates.  As interest rates rise,  market value tends to decrease.  This risk will be greater for long-term  securities  than for short-term  securities.  Therefore,  the Portfolio's share price is expected to fluctuate less than the AST PIMCO Total
Return Bond Portfolio,  because its average duration will be shorter.  Certain  mortgage-backed and asset-backed securities and derivative  instruments in which the Portfolio may invest may be  particularly  sensitive to changes in interest rates.
The Portfolio is also subject to credit risk,  which is the possibility  that an issuer of a security (or a counterparty to a  derivative  contract)  will  default  or become  unable to meet its  obligation.  Generally,  the lower the  rating of a security, the higher its degree of credit risk.

         The following  paragraphs  describe some specific types of fixed-income  investments that the Portfolio may invest in,  and some of the  investment  practices  that the  Portfolio  will  engage  in.  More  information  about some of these investments,  including futures, options and mortgage-backed and asset-backed securities,  is included below under "Certain
Risk Factors and Investment Methods."

         U.S. Government  Securities.  The Portfolio may invest in various types of U.S. Government  securities,  including those that are  supported by the full faith and credit of the United  States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are  supported  by the  discretionary  authority of the U.S.
Government  to  purchase  the  agency's  obligations;  and  still  others  that are  supported  only by the  credit  of the instrumentality.

         Corporate  Debt  Securities.  Corporate debt  securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with warrants attached.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to exchange  rates between the U.S. dollar and a foreign currency or currencies.

         While the  Sub-advisor  may regard some  countries  or  companies  as  favorable  investments,  pure fixed  income opportunities  may be  unattractive  or limited due to  insufficient  supply or legal or  technical  restrictions.  In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate  Securities.  Variable and floating rate securities  provide for a periodic  adjustment in the interest rate paid on the  obligations.  The interest rates on these  securities  are tied to other interest  rates, such as  money-market  indices or  Treasury  bill  rates,  and reset  periodically.  While  these  securities  provide  the
Portfolio  with a certain  degree of  protection  against  losses  caused by rising  interest  rates,  they will  cause the
Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed   Bonds.   Inflation-indexed  bonds  are  fixed  income  securities  whose  principal  value  is periodically  adjusted  according to the rate of inflation.  The interest rate on these bonds is fixed at issuance,  and is generally  lower than the interest rate on typical bonds.  Over the life of the bond,  however,  this interest will be paid based on a principal  value that has been adjusted for  inflation.  Repayment of the adjusted  principal  upon maturity may be  guaranteed,  but the market value of the bonds is not  guaranteed,  and will  fluctuate.  The  Portfolio  may invest in inflation-indexed  bonds that do not provide a repayment  guarantee.  While these  securities  are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

         Catastrophe  Bonds.  Catastrophe  bonds are fixed income  securities for which the return of principal and payment of interest is contingent upon the  non-occurrence  of a specific  "trigger"  event. The trigger event may be, for example, a hurricane or an  earthquake  in a specific  geographic  region that causes  losses  exceeding a specific  amount.  If the trigger event occurs,  the  Portfolio  may lose all or a portion of the amount it invested in the bond.  Catastrophe  bonds may also expose the Portfolio to certain other risks,  including default,  adverse regulatory  interpretation,  and adverse tax consequences.

         Mortgage-Related   and  Other   Asset-Backed   Securities.   The  Portfolio  may  invest  all  of  its  assets  in
mortgage-backed  and  other  asset-backed   securities,   including   collateralized   mortgage  obligations  and  stripped
mortgage-backed  securities.  The value of some mortgage-backed and asset-backed  securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements and Dollar Rolls. In addition to entering into reverse  repurchase  agreements (as described  below under "Certain Risk Factors and Investment  Methods"),  the Portfolio may also enter into dollar rolls. In a  dollar  roll,  the  Portfolio  sells  mortgage-backed  or  other  securities  for  delivery  in the  current  month  and simultaneously  contracts to purchase  substantially  similar  securities on a specified future date. The Portfolio forgoes principal and interest paid on the  securities  sold in a dollar roll,  but the Portfolio is  compensated by the difference between the sales price and the lower price for the future  purchase,  as well as by any interest earned on the proceeds of the  securities  sold.  The  Portfolio  also could be  compensated  through the receipt of fee income.  Reverse  repurchase agreements  and  dollar  rolls can be  viewed  as  collateralized  borrowings  and,  like  other  borrowings,  will tend to exaggerate  fluctuations  in Portfolio's  share price and may cause the Portfolio to need to sell  portfolio  securities at times when it would otherwise not wish to do so.

         Foreign  Securities.  The  Portfolio  may  invest up to 20% of its  assets in  securities  denominated  in foreign currencies and may invest beyond this limit in U.S.  dollar-denominated  securities of foreign  issuers.  The Portfolio may buy and sell foreign currency futures contracts and options on foreign  currencies and foreign currency futures  contracts, and enter into forward  foreign  currency  exchange  contracts for the purpose of hedging  currency  exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

         Short Sales  "Against the Box." The Portfolio  may sell  securities  short  "against the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The  Portfolio  may  purchase and write call and put options on  securities,  securities indices and on foreign  currencies.  The  Portfolio  may invest in interest  rate futures  contracts,  stock index  futures contracts  and foreign  currency  futures  contracts  and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with respect to foreign  currencies,  interest  rates and  securities  indices.  The Portfolio may use these  techniques to hedge  against  changes in interest  rates,  currency exchange rates or securities prices or as part of its overall investment strategy.

         For a discussion  of futures and options and their risks,  see this  Prospectus  under  "Certain  Risk Factors and
Investment Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio may enter into interest rate,  index and currency  exchange rate swap  agreements for the purposes of  attempting to obtain a desired  return at a lower cost than if the Portfolio had invested  directly in an  instrument  that yielded the desired  return.  Swap  agreements  are  two-party  contracts  entered  into  primarily by institutional  investors  for periods  ranging from a few weeks to more than one year.  In a standard  "swap"  transaction, the two parties  agree to  exchange  the returns (or  differentials  in rates of return)  earned or realized on  particular investments or  instruments.  The returns to be exchanged  between the parties are  calculated  with respect to a "notional amount," i.e., a specified  dollar amount that is  hypothetically  invested at a particular  interest rate, in a particular foreign currency,  or in a "basket" of securities  representing a particular index.  Commonly used swap agreements  include interest  rate caps,  under which,  in return for a premium,  one party agrees to make  payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which,  in return for a premium,  one party agrees to make  payments  to the other to the extent that  interest  rates fall below a  specified  level or  "floor";  and interest  rate  collars,  under  which a party  sells a cap and  purchases  a floor or vice  versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Under most swap  agreements  entered into by the  Portfolio,  the parties'  obligations  are  determined on a "net basis."  Consequently,  the  Portfolio's  obligations  (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap  agreements  will be successful  will depend on the  sub-advisor's  ability to predict that certain types of investments  are likely to produce  greater  returns than other  investments.  Moreover,  the
Portfolio  may not receive the expected  amount  under a swap  agreement  if the other party to the  agreement  defaults or becomes bankrupt.  The swaps market is relatively new and is largely unregulated.

AST MONEY MARKET PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

         As a money  market fund,  the  Portfolio  seeks to maintain a stable net asset value of $1.00 per share.  In other words,  the Portfolio  attempts to operate so that  shareholders do not lose any of the principal amount they invest in the
Portfolio.  Of course,  there can be no  assurance  that the  Portfolio  will achieve its goal of a stable net asset value, and shares of the Portfolio are neither  insured nor guaranteed by the U.S.  government or any other entity.  For instance, the issuer or guarantor  of a portfolio  security or the other party to a contract  could  default on its  obligation,  and this could cause the  Portfolio's  net asset value to fall below $1. In addition,  the income earned by the Portfolio  will fluctuate based on market conditions and other factors.

         Under the  regulatory  requirements  applicable  to money market  funds,  the  Portfolio  must maintain a weighted average  portfolio  maturity of not more than 90 days and invest in high quality U.S.  dollar-denominated  securities  that have  effective  maturities  of not more than 397 days.  In addition,  the Portfolio  will limit its  investments  to those securities  that, in accordance with  guidelines  adopted by the Trustees of the Trust,  present minimal credit risks.  The
Portfolio will not purchase any security (other than a United States Government security) unless:

o        if rated by only one  nationally  recognized  statistical  rating  organization  (such as Moody's  and  Standard &
     Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;
o        if  rated  by  more  than  one  nationally  recognized  statistical  rating  organization,  at  least  two  rating organizations have rated it with the highest rating assigned to short-term debt securities; or
o        it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

These  standards  must be satisfied at the time an  investment is made. If the quality of the  investment  later  declines, the Portfolio may continue to hold the  investment,  subject in certain  circumstances  to a finding by the Directors  that disposing of the investment would not be in the Portfolio's best interest.

         Subject to the above requirements,  the Portfolio will invest in one or more of the types of investments described below.

         United States  Government  Obligations.  The Portfolio may invest in  obligations  of the U.S.  Government and its agencies and  instrumentalities  either directly or through repurchase  agreements.  U.S. Government  obligations  include:
(i) direct  obligations  issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued  or  guaranteed  by  government-sponsored  agencies  acting  under  authority  of  Congress.  Some  U.S.  Government
Obligations  are  supported  by the full faith and credit of the U.S.  Treasury;  others are  supported by the right of the issuer to borrow  from the  Treasury;  others are  supported  by the  discretionary  authority  of the U.S.  Government  to purchase  the agency's  obligations;  still others are  supported  only by the credit of the agency.  There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

         Bank  Obligations.  The  Portfolio  may  invest  in  high  quality  United  States  dollar-denominated  negotiable certificates of deposit,  time deposits and bankers'  acceptances of U.S. and foreign banks,  savings and loan associations and savings banks meeting  certain total asset  minimums.  The Portfolio may also invest in  obligations  of  international banking  institutions  designated or supported by national governments to promote economic  reconstruction,  development or trade between  nations (e.g.,  the European  Investment  Bank,  the  Inter-American  Development  Bank, or the World Bank).
These  obligations may be supported by commitments of their member  countries,  and there is no assurance these commitments will be undertaken or met.

         Commercial Paper;  Bonds. The Portfolio may invest in high quality  commercial paper and corporate bonds issued by
United  States  corporations.  The  Portfolio  may also  invest in bonds and  commercial  paper of  foreign  issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

         Asset-Backed  Securities.  As may be  permitted  by current  laws and  regulations,  the  Portfolio  may invest in asset-backed securities up to 10% of its net assets.

         Synthetic  Instruments.  As may be  permitted by current laws and  regulations  and if expressly  permitted by the
Directors of the Company,  the Portfolio may invest in certain synthetic  instruments.  Such instruments  generally involve the deposit of asset-backed  securities in a trust  arrangement and the issuance of  certificates  evidencing  interests in the trust.  The Sub-advisor  will review the structure of synthetic  instruments to identify credit and liquidity risks and will monitor such risks.

         Foreign  Securities.  Foreign  investments  must be  denominated  in U.S.  dollars  and  may be made  directly  in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more  information  on certain of these  investments,  see this  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

PORTFOLIO TURNOVER:

         Each  Portfolio may sell its portfolio  securities,  regardless of the length of time that they have been held, if the Sub-advisor  and/or the Investment  Manager  determines that it would be in the Portfolio's  best interest to do so. It may be appropriate to buy or sell portfolio  securities due to economic,  market,  or other factors that are not within the
Sub-advisor's or Investment  Manager's  control.  Such  transactions  will increase a Fund's  "portfolio  turnover." A 100%
portfolio  turnover rate would occur if all of the  securities in a portfolio of investments  were replaced  during a given period.

         Although turnover rates may vary substantially from year to year, it is anticipated that the following  Portfolios may regularly have annual rates of turnover exceeding 100%:

         AST Founders Passport Portfolio
         AST Scudder Japan Portfolio
         AST Janus Overseas Growth Portfolio
         AST American Century International Growth Portfolio
         AST American Century International Growth Portfolio II
         AST Janus Small-Cap Growth Portfolio
         AST Kemper Small-Cap Growth Portfolio
         AST Janus Mid-Cap Growth Portfolio
         AST Alger Mid-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Value Portfolio
         AST Alger Growth Portfolio
         AST Marsico Capital Growth Portfolio
         AST JanCap Growth Portfolio
         AST Janus Strategic Value Portfolio
         AST Cohen & Steers Realty Portfolio
         AST T. Rowe Price Global Bond Portfolio
         AST Lord Abbett Bond-Debenture Portfolio
         AST PIMCO Total Return Bond Portfolio
         AST PIMCO Limited Maturity Bond Portfolio

         A high rate of  portfolio  turnover  involves  correspondingly  higher  brokerage  commission  expenses  and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

         The net asset  value per share  ("NAV")  of each  Portfolio  is  determined  as of the close of the New York Stock
Exchange  (the  "NYSE")  (normally  4:00  p.m.  Eastern  Time) on each day  that  the  NYSE is open  for  business.  NAV is determined by dividing the value of a  Portfolio's  total assets,  less any  liabilities,  by the number of total shares of that Portfolio  outstanding.  In general,  the assets of each Portfolio  (except the AST Money Market Portfolio) are valued on the basis of market  quotations.  However,  in certain  circumstances  where market quotations are not readily available or are believed to be  inaccurate,  assets are valued by methods that are believed to accurately  reflect their fair value.
The assets of the AST Money Market  Portfolio are valued by the  amortized  cost method,  which is intended to  approximate market value.  Because NAV is calculated  and purchases may be made only on business days,  and because  securities  traded on foreign  exchanges  may trade on other  days,  the value of a  Portfolio's  investments  may change on days when  shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolios may be made only by separate accounts of Participating  Insurance  Companies for the purpose of investing  assets  attributable  to variable  annuity  contracts  and variable life  insurance  policies
("contractholders"),  or by qualified plans. The separate  accounts of the Participating  Insurance  Companies place orders to purchase and redeem  shares of the Trust based on,  among other  things,  the amount of premium  payments to be invested and the amount of surrender  and  transfer  requests to be effected on that day under the variable  annuity  contracts  and variable  life  insurance  policies.  Orders are  effected on days on which the NYSE is open for trading.  Orders  received before 4:00 P.M.  Eastern time are effected at the NAV  determined  as of 4:00 P.M.  Eastern Time on that same day.  Orders received after 4:00 P.M.  Eastern Time are effected at the NAV calculated  the next business day.  Payment for  redemptions will be made within  seven days after the  request is  received.  The Trust does not assess any fees,  either when it sells or when it redeems its securities.  However,  surrender  charges,  mortality and expense risk fees and other charges may be assessed by Participating  Insurance  Companies under the variable annuity  contracts or variable life insurance  policies.
Please  refer to the  prospectuses  for the  variable  annuity  contracts  and  variable  insurance  policies  for  further information on these fees.

         As of the date of this  Prospectus,  American  Skandia Life Assurance  Corporation  ("ASLAC") and Kemper Investors
Life Insurance  Company are the only  Participating  Insurance  Companies.  The profit  sharing plan covering  employees of
ASLAC and its affiliates,  which is a retirement plan qualified under Section 401(a) of the Internal  Revenue Code of 1986, as amended,  also may directly own shares of the Trust.  Certain  conflicts of interest may arise as a result of investment in the Trust by various  insurance  companies  for the benefit of their  contractholders  and by various  qualified  plans.
These  conflicts  could arise because of differences in the tax treatment of the various  investors,  because of actions of the  Participating  Insurance  Companies and/or the qualified plans, or other reasons.  The Trust does not currently expect that any material  conflicts  of interest  will arise.  Nevertheless,  the  Trustees  intend to monitor  events in order to identify any material  irreconcilable  conflicts and to determine what action,  if any, should be taken in response to such conflicts.  Should any conflict  arise that would  require a substantial  amount of assets to be withdrawn  from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment  Manager:  American  Skandia  Investment  Services,   Incorporated  ("ASISI"),  One  Corporate  Drive,  Shelton,
Connecticut,  acts as Investment  Manager to the Trust.  ASISI has served as Investment  Manager since 1992,  and currently serves as Investment  Manager to a total of 66  investment  company  portfolios  (including  the  Portfolios of the Trust).
ASISI is an indirect wholly-owned  subsidiary of Skandia Insurance Company Ltd.  ("Skandia").  Skandia is a Swedish company that owns,  directly  or  indirectly,  a number of  insurance  companies  in many  countries.  The  predecessor  to Skandia commenced operations in 1855.

         The Trust's  Investment  Management  Agreements with ASISI (the "Management  Agreements")  provide that ASISI will furnish each applicable  Portfolio with investment  advice and  administrative  services  subject to the supervision of the
Board of Trustees and in conformity  with the stated  policies of the  applicable  Portfolio.  The  Investment  Manager has engaged  Sub-advisors to conduct the investment programs of each Portfolio,  including the purchase,  retention and sale of portfolio  securities.  The Investment  Manager is  responsible  for  monitoring  the  activities of the  Sub-advisors  and reporting on such  activities to the Trustees.  The  Investment  Manager must also provide,  or obtain and  supervise,  the executive,  administrative,  accounting,  custody,  transfer  agent and  shareholder  servicing  services  that are  deemed advisable by the Trustees.

         The Trust has obtained an exemption  from the Securities and Exchange  Commission  that permits ASISI,  subject to approval by the Board of Trustees of the Trust, to change  sub-advisors  for a Portfolio and to enter into new sub-advisory agreements,  without  obtaining  shareholder  approval  of the  changes.  This  exemption  (which is similar to  exemptions granted to other  investment  companies  that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees.

Sub-advisors:

         Founders Asset Management LLC ("Founders"),  Founders Financial Center, 2930 East Third Avenue,  Denver,  Colorado
80206,  serves as Sub-advisor for the AST Founders Passport  Portfolio.  Founders and its predecessor  companies have acted as investment  advisors since 1938, and serves as investment advisor to a number of other investment  companies and private accounts.  Founders managed assets aggregating approximately $8.6 billion as of June 30, 2000.

         Tracy P.  Stouffer,  a Vice  President of  Investments  of Founders and a Chartered  Financial  Analyst,  has been responsible  for the  management of the AST Founders  Passport  Portfolio  since July 1999.  Before joining  Founders,  Ms.
Stouffer was a vice  president and portfolio  manager with  Federated  Global,  Inc. from 1995 until July 1999,  and a vice president and portfolio manager with Clariden Asset Management from 1988 to 1995.

         Scudder Kemper Investments,  Inc. ("Scudder  Kemper"),  345 Park Avenue, New York, New York, serves as Sub-advisor of the AST Kemper  Small-Cap  Growth  Portfolio and the AST Scudder Japan  Portfolio.  Scudder Kemper is one of the largest investment  managers in the country with more than $298 billion  under  management as of June 30, 2000 and has been engaged in the management of investment funds for more than eighty years.

         Peter Chin, CFA is the lead portfolio  manager for the AST Kemper  Small-Cap Growth  Portfolio,  and Roy C. McKay,
CFA is the other portfolio  manager.  Both have managed the Portfolio  since June 1999. Mr. Chin is a Managing  Director of
Scudder  Kemper and has been with the firm since  1973.  Mr.  McKay is a Manager  Director  of Scudder  Kemper and has been with the firm since 1988.

         The day-to-day  management of the AST Scudder Japan  Portfolio is handled by Seung Kwak,  lead portfolio  manager, and  Elizabeth J. Allan,  both of whom have managed the Portfolio  since its inception in October 2000.  Mr. Kwak began his investment  career in 1985,  has been with Scudder  Kemper since 1988, and is a Managing  Director of Scudder  Kemper.  Ms.
Allan began her  investment  career in 1982,  joined  Scudder  Kemper in 1987,  and is a Senior Vice  President  of Scudder
Kemper.

         A I M Capital  Management,  Inc.  ("AIM"),  11 Greenway Plaza,  Suite 100, Houston,  Texas  77046-1173,  serves as
Sub-advisor  for the AST AIM  International  Equity  Portfolio  and the AST AIM  Balanced  Portfolio.  AIM has  acted as an investment  advisor since 1986 and, together with its parent, A I M Advisors,  Inc., advises or manages over 120 investment portfolios  encompassing  a broad range of investment  objectives.  As of June 30, 2000, AIM managed  approximately  $176.5 billion in assets.

         AIM became the Sub-advisor of the Portfolios on May 4, 1999 upon the resignation of Putnam Investment  Management,
Inc.,  the previous  Sub-advisor  for the  Portfolios.  (The AST AIM  International  Portfolio  was known as the AST Putnam
International Equity Portfolio, and the AST AIM Balanced Portfolio was known as the AST Putnam Balanced Portfolio.)

         AIM uses a team approach to investment  management.  The members of the team responsible for the management of the
AST AIM International  Equity Portfolio are A. Dale Griffin,  III, Clas G. Olsson,  Barrett K. Sides, and Jason Holzer. The
members of the team have managed the Portfolio  since AIM became the  Portfolio's  Sub-Advisor  in May 1999 (except for Mr.
Holzer,  who has been a manager of the  Portfolio  since  October  1999),  and all (except for Mr.  Holzer) are officers of
AIM. Mr. Griffin,  Senior  Portfolio  Manager,  has been associated with AIM and/or its affiliates  since 1989. Mr. Olsson,
Portfolio Manager,  has been associated with AIM and/or its affiliates since 1994. Mr. Sides,  Portfolio Manager,  has been associated with AIM and/or its affiliates since 1990. Mr. Holzer,  Portfolio  Manager,  has been associated with AIM and/or its affiliates since 1996.  From 1994 to 1996, he was an associate with JMB Realty.

         The members of the team  responsible  for the management of the AST AIM Balanced  Portfolio are Claude C. Cody IV,
Robert G. Alley,  Craig A. Smith,  Meggan M. Walsh and Jan  Friedli.  The  members of the team have  managed the  Portfolio since AIM became the Portfolio's  Sub-advisor in May 1999 (except for Mr. Friedli,  who has been a manager of the Portfolio since October 1999),  and all (except for Mr. Friedli) are officers of AIM. Mr. Cody,  Senior Portfolio  Manager,  has been associated with AIM and/or its affiliates  since 1992. Mr. Alley,  Senior Portfolio  Manager,  has been associated with AIM and/or its affiliates since 1992. Mr. Smith,  Portfolio  Manager,  has been associated with AIM and/or its affiliates since
1989.  Ms.  Walsh,  Portfolio  Manager,  has been  associated  with AIM and/or its  affiliates  since  1991.  Mr.  Friedli,
Portfolio  Manager,  has been  associated  with AIM and/or its  affiliate  since 1999.  From 1997 to 1999,  he was a global fixed-income  portfolio manager for Nicholas-Applegate  Capital Management,  and from 1994 to 1997, he was an international fixed-income trader and analyst for Strong Capital Management.

         Janus Capital Corporation ("Janus"),  100 Fillmore Street, Denver, Colorado 80206-4923,  serves as Sub-advisor for the AST  Janus  Overseas  Growth  Portfolio,  the AST Janus  Small-Cap  Growth  Portfolio,  the AST  Janus  Mid-Cap  Growth
Portfolio,  the AST JanCap  Growth  Portfolio,  and the AST Janus  Strategic  Value  Portfolio.  Janus serves as investment advisor to the Janus Funds,  as well as advisor or  sub-advisor  to several other mutual funds and  individual,  corporate, charitable and retirement accounts.  As of June 30, 2000, Janus managed assets worth approximately $304 billion.

         The portfolio  managers  responsible  for  management of the AST Janus Overseas  Growth  Portfolio are Helen Young
Hayes,  CFA and Laurance  Chang,  CFA. Ms. Hayes has been managing the Portfolio  since its inception,  while Mr. Chang has been  managing the  Portfolio  since January  2000.  Ms. Hayes is a Vice  President of Janus and joined Janus in 1987.  Mr.
Chang is a Vice President of Janus and joined Janus in 1993.

         The AST Janus  Small-Cap  Growth  Portfolio is managed by a  management  team  consisting  of William H. Bales and
Jonathan D. Coleman.  Mr. Bales and Mr. Coleman have managed the Portfolio since Janus became the  Portfolio's  Sub-advisor in January  1999.  Mr. Bales has been a Portfolio  Manager  since 1997 and a research  analyst  since 1993. He joined Janus in 1991.  Mr.  Coleman has been a Portfolio  Manager with Janus since 1997 and a research  analyst  since  joining Janus in
1994.

         The portfolio  manager  responsible for management of the AST Janus Mid-Cap Growth Portfolio is Matthew A. Ankrum,
CFA. Mr. Ankrum,  who has managed the Portfolio  since its inception,  joined Janus as an intern in June 1996 and became an equity  research  analyst in August 1997.  Prior to joining  Janus,  Mr.  Ankrum worked as a corporate  finance  analyst at
William Blair and Company from 1993 to 1995.

         The portfolio  manager  responsible for management of the AST JanCap Growth  Portfolio is Scott W. Schoelzel.  Mr.
Schoelzel,  a Senior Portfolio Manager at Janus who has managed the Portfolio since August,  1997, joined Janus in January,
1994 as Vice President of Investments.

         The portfolio  manager  responsible  for management of the AST Janus Strategic Value Portfolio is David C. Decker.
Mr.  Decker has managed the Portfolio  since its  inception in October 2000. He joined Janus in 1992 as a research  analyst and focused on companies in the automotive and defense industries prior to becoming a portfolio manager in 1996.

         American Century Investment  Management,  Inc. ("American  Century") (formerly,  Investors Research  Corporation),
American Century Tower, 4500 Main Street,  Kansas City,  Missouri 64111, serves as Sub-advisor for the AST American Century
International  Growth  Portfolio,  the AST American  Century  International  Growth  Portfolio II, the AST American Century
Income & Growth Portfolio and the AST American Century Strategic  Balanced  Portfolio.  American Century has been providing investment  advisory services to investment  companies and institutional  clients since 1958. As of June 30, 2000, American
Century and its affiliates managed assets totaling approximately $113 billion.

         American Century utilizes a team of portfolio managers,  assistant portfolio managers and analysts acting together to manage the assets of the Portfolios.

         The portfolio  manager  members of the  portfolio  team  responsible  for  management of the AST American  Century
International  Growth  Portfolio and AST American Century  International  Growth Portfolio II are Henrik Strabo and Mark S.
Kopinski.  Henrik Strabo joined American Century in 1993 as an investment  analyst,  has been a portfolio manager member of the  international  team since 1994 and has managed the AST  American  Century  International  Growth  Portfolio  since its inception and the AST American  Century  International  Growth  Portfolio II since American  Century became the Portfolio's
Sub-advisor in May 2000. Mark S. Kopinski,  Vice President and Portfolio  Manager for American  Century,  rejoined American
Century in April 1997 and has co-managed the AST American  Century  International  Growth Portfolio since that time and the
AST American Century  International  Growth Portfolio II since American  Century became the Portfolio's  Sub-advisor.  From
June 1995 to March 1997, Mr. Kopinski served as Vice President and Portfolio  Manager for Federated  Investors,  Inc. Prior
to June 1995, Mr. Kopinski was a Vice President and Portfolio Manager for American Century.

         The portfolio manager members of the portfolio team responsible for the day-to-day  management of the AST American
Century  Income & Growth  Portfolio  are John  Schniedwind,  Kurt  Borgwardt,  Jeffrey R.  Tyler and  William  Martin.  Mr.
Schniedwind  is Senior Vice  President  and Group Leader --  Quantitative  Equity for American  Century,  and has been with
American  Century since 1982.  Mr.  Borgwardt is Vice  President,  Portfolio  Manager and Director of  Quantitative  Equity
Research for American  Century,  and has been with  American  Century  since 1990.  Mr.  Tyler,  Senior Vice  President and
Portfolio  Manager,  joined American Century in 1988. William Martin,  Vice President and Senior Portfolio Manager,  joined
American Century in 1989.

         American  Century became the Sub-advisor of the AST American Century Income & Growth Portfolio on May 4, 1999 upon the  resignation of Putnam  Investment  Management,  Inc., the previous  Sub-advisor  for the Portfolio.  (The AST American
Century Income & Growth Portfolio was known as the AST Putnam Value Growth & Income Portfolio.)

         The portfolio  manager members of the team responsible for the day-to-day  management of the equity portion of the
AST American Century Strategic  Balanced  Portfolio are the same as the individuals noted above who manage the AST American
Century Income & Growth  Portfolio.  The fixed income portion of the AST American Century Strategic  Balanced  Portfolio is
managed by a team of portfolio  managers  with  expertise  in different  areas of fixed  income  investing.  The  portfolio manager  leader of the team  responsible  for the  day-to-day  management  of the fixed income  portion of the Portfolio is
Brian Howell.  Mr. Howell joined American  Century in 1987 as a research  analyst and was promoted to his current  position as portfolio manager in January 1994.

         Massachusetts  Financial Services Company ("MFS"), which is located at 500 Boylston Street, Boston,  Massachusetts
02116,  serves as  Sub-advisor  for the AST MFS Global  Equity  Portfolio,  the AST MFS Growth  Portfolio,  and the AST MFS
Growth  with  Income  Portfolio.  MFS and its  predecessor  organizations  have a history of money  management  dating from
1924.  As of June 30, 2000, the net assets under the management of the MFS organization were approximately $151.2 billion.

         The  portfolio  manager  responsible  for the  management  of the AST MFS  Global  Equity  Portfolio  is  David R.
Mannheim.  Mr.  Mannheim,  a Senior Vice  President  of MFS, has managed the  Portfolio  since its  inception  and has been employed by MFS in the investment management area since 1988.

         The  portfolio  managers  responsible  for the  management  of the AST MFS Growth  Portfolio are Stephen Pesek and
Thomas D.  Barrett.  Mr.  Pesek,  a Vice  President  of MFS, has managed the  Portfolio  since its  inception  and has been employed by MFS as a  portfolio  manager  since 1994.  Mr.  Barrett has managed the  Portfolio  since May 2000 and has been employed by MFS in the  investment  management  area since 1996.  Prior to joining MFS,  Mr.  Barrett had been an Assistant
Vice President and Equity Research Analyst with The Boston Company Asset Management, Inc.

         The AST MFS Growth  with Income  Portfolio  is managed by John D.  Laupheimer  and  Mitchell  D. Dynan.  Both have managed the Portfolio  since its  inception.  Mr.  Laupheimer  is a Senior Vice  President of MFS, and has been employed by
MFS in the  investment  management  area  since  1981.  Mr.  Dynan is also a Senior  Vice  President  of MFS,  and has been employed by MFS in the investment management area since 1986.

         Federated Investment Counseling  ("Federated  Investment"),  Federated Investors Tower,  Pittsburgh,  Pennsylvania
15222-3779,  serves as  Sub-advisor  for the AST Federated  Aggressive  Growth  Portfolio and the AST Federated  High Yield
Portfolio.  Federated was organized in 1989, and Federated and its affiliates  serve as investment  advisors to a number of investment  companies  and private  accounts.  Total  assets  under  management  or  administration  by  Federated  and its affiliates as of June 30, 2000 was approximately $170 billion.

         Mark E.  Durbiano  is  primarily  responsible  for the  day-to-day  management  of the AST  Federated  High  Yield
Portfolio.  Mr.  Durbiano,  who has  managed  the  Portfolio  since  it  commenced  operations  in 1994,  joined  Federated
Investment's  parent  company in 1982 and has been a Senior Vice  President of an affiliate of Federated  Investment  since
January 1996.

         The portfolio  managers  responsible for management of the AST Federated  Aggressive Growth Portfolio are Keith J.
Sabol,  Aash M. Shah and James E.  Grefenstette.  Each has managed the Portfolio since its inception in October,  2000. Mr.
Sabol joined  Federated  Investment's  parent company in 1994. He has been a Portfolio  Manager since 1996 and served as an
Assistant  Vice  President  of the parent  company  from  January  1997 to July 1998.  He has been a Vice  President of the parent  company  since July 1998.  Mr. Shah joined  Federated  Investment's  parent  company in 1993,  has been a Portfolio
Manager  since  1995,  and has been a Vice  President  of the parent  company  since  January  1997.  Mr. Shah served as an
Assistant  Vice  President of the parent  company from 1995 through 1996,  and as an Investment  Analyst from 1993 to 1995.
Mr.  Grefenstette has been a Senior Vice President of Federated  Investment's  parent company since January 2000. He served as a Vice President from 1996 through 1999 and was an Assistant Vice President from 1994 until 1996.

         Lord,  Abbett & Co. ("Lord Abbett"),  90 Hudson Street,  Jersey City, New Jersey 07302,  serves as Sub-advisor for the AST Lord Abbett Small Cap Value  Portfolio and the AST Lord Abbett  Bond-Debenture  Portfolio.  Lord Abbett has been an investment  manager for over 68 years.  As of June 30,  2000,  Lord Abbett  managed  over $33 billion in a family of mutual funds and other advisory accounts.

         Lord Abbett uses a team of investment  managers and analysts  acting together to manage the investments of the AST
Lord Abbett Small Cap Value Portfolio and the AST Lord Abbett  Bond-Debenture  Portfolio.  Robert P. Fetch, Partner of Lord
Abbett,  heads the team for the AST Lord Abbett  Small Cap Value  Portfolio,  and Gregory M. Macosko is the other member of the team.  Mr.  Fetch,  who has managed the Portfolio  since its  inception,  joined Lord Abbett as a Portfolio  Manager in
August,  1995. Mr. Macosko joined Lord Abbett in 1996;  before that, he was an Equity Analyst with Quest Advisory  Services from 1991 to 1996.

         Christopher J. Towle,  Partner of Lord Abbett,  heads the management  team for the AST Lord Abbett  Bond-Debenture
Portfolio,  the other senior  members of which include  Richard  Szaro,  Michael  Goldstein and Thomas Baade,  and all have managed the Portfolio  since its inception.  Towle and Szaro have been with Lord Abbett since 1988 and 1983,  respectively.
Mr.  Goldstein  has been with Lord Abbett  since 1997.  Before  joining Lord Abbett,  Mr.  Goldstein  was a bond trader for
Credit Suisse BEA Associates  from August 1992 through April 1997.  Mr. Baade joined Lord Abbett in 1998;  prior to that he was a credit analyst with Greenwich Street Advisors.

         GAMCO  Investors,  Inc.,  ("GAMCO")  with  principal  offices  located  at One  Corporate  Center,  Rye,  New York
10580-1434,  serves as  Sub-advisor  to the AST  Gabelli  Small-Cap  Growth  Portfolio  and the AST Gabelli  All-Cap  Value
Portfolio.  GAMCO  managed  approximately  $9.6 billion in assets as of June 30, 2000 and is a wholly owned  subsidiary  of
Gabelli Asset Management Inc.

         Mario J. Gabelli,  CFA, is primarily  responsible for the day-to-day management of the AST Gabelli Small-Cap Value
Portfolio and the AST Gabelli All-Cap Value  Portfolio.  Mr. Gabelli has been Chief Executive  Officer and Chief Investment
Officer of GAMCO and its predecessor since the predecessor's inception in 1978.

         Fred Alger Management,  Inc.  ("Alger"),  One World Trade Center,  Suite 9333, New York, New York 10048, serves as
Sub-advisor  for the AST Alger Mid-Cap Growth  Portfolio,  the AST Alger All-Cap Growth  Portfolio and the AST Alger Growth
Portfolio.  Alger has been an investment  advisor since 1964,  and as of June 30, 2000 managed mutual fund and other assets totaling approximately $21.2 billion.

         The portfolio managers  responsible for the management of the AST Alger Mid-Cap Growth Portfolio and the AST Alger
Growth  Portfolio are David Alger and Ron Tartaro.  Both have managed these  Portfolios  since their  inception.  Mr. Alger has been  employed by Alger since 1971 and served as  Executive  Vice  President  and  Director of Research  prior to being named  President in 1995.  Mr.  Tartaro has been employed by Alger since 1990 as a senior  research  analyst until 1995 and as a Senior Vice President since 1995.

         The portfolio  managers  responsible for the management of the AST Alger All-Cap Growth  Portfolio are David Alger
and Seilai Khoo. Mr. Alger has managed the Portfolio  since its  inception,  while Ms. Khoo has been managing the Portfolio since June 2000.  Mr. Alger has been  employed by Alger since 1971 and served as Executive  Vice  President and Director of
Research  prior to being named  President in 1995.  Ms. Khoo has been  employed by Alger since 1989,  and has been a Senior
Vice President and Portfolio Manager since 1995.

         Neuberger Berman Management Inc. ("NB Management"),  605 Third Avenue,  New York, NY 10158,  serves as sub-advisor for the AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio  and  the AST  Neuberger  Berman  Mid-Cap  Value  Portfolio.  NB
Management and its  predecessor  firms have  specialized in the  management of mutual funds since 1950.  Neuberger  Berman,
LLC, an affiliate of NB  Management,  acts as a principal  broker in the purchase and sale of portfolio  securities for the
Portfolios  for which it serves as  Sub-advisor,  and provides NB Management  with certain  assistance in the management of the  Portfolios  without  added cost to the  Portfolios  or ASISI.  NB  Management  and its  affiliates  manage  securities accounts, including mutual funds, that had approximately $54.4 billion of assets as of June 30, 2000.

         Jennifer K. Silver and Brooke A. Cobb have been primarily  responsible  for the  day-to-day  management of the AST
Neuberger  Berman Mid-Cap Growth Portfolio since NB Management  became the Portfolio's  Sub-advisor in May 1998. Ms. Silver is Director of the Neuberger  Berman Growth Equity Group,  and both she and Mr. Cobb are Vice  Presidents of NB Management.
Prior to joining NB  Management  in 1997,  Ms.  Silver was a portfolio  manager for several large mutual funds managed by a prominent  investment  adviser.  Prior  to  joining  NB  Management,  Mr.  Cobb was the  chief  investment  officer  for an investment  advisory firm managing  individual  accounts from 1995 to 1997 and, from 1992 to 1995, a portfolio manager of a large mutual fund managed by a prominent adviser.

         The portfolio  managers  responsible  for the  day-to-day  management of the AST  Neuberger  Berman  Mid-Cap Value
Portfolio are Robert I. Gendelman and S. Basu Mullick.  Mr.  Gendelman has been managing the Portfolio  since NB Management became the  Portfolio's  Sub-advisor in May 1998,  and Mr. Mullick has been managing the Portfolio  since October 1998. Mr.
Gendelman has been with NB  Management  since 1994,  where he is currently a Vice  President.  Mr.  Mullick has been a Vice
President of NB Management  since  October 1998.  From 1993 to 1998,  Mr.  Mullick was a portfolio  manager for a prominent investment adviser.

         Kinetics Asset Management, Inc. ("Kinetics"), 1311 Mamaroneck Avenue, Suite 130, White Plains, New York, 10605,
serves as Sub-advisor for the AST Kinetics Internet Portfolio.  Kinetics was founded in 1996 and managed assets totaling approximately $1.1 billion as of June 30, 2000.

         The portfolio  managers  responsible  for the management of the Portfolio are Peter B. Doyle and Steven Tuen, CFA.
Mr.  Doyle,  who is the Chief  Investment  Strategist  for the  Portfolio,  co-founded  Kinetics  in early  1996 and is the
Chairman  of its Board of  Directors.  Mr.  Doyle  also  co-founded  and has been a  Managing  Director  of  Horizon  Asset
Management,  Inc.  since 1994.  Mr. Tuen is  Co-Portfolio  Manager of and Executive  Adviser to the  Portfolio.  Mr. Tuen's
primary  duties  include  research and analysis of equity  securities  for  investment.  From 1996 to 1999, Mr. Tuen was an
Analyst and the Director of Research of IPO Value Monitor,  a research  service that focuses on initial  public  offerings.
From 1989 to 1996,  Mr.  Tuen was an Analyst at Bankers  Trust  Company  where he became  Portfolio  Manager of the Private
Banking Group.

         T. Rowe Price Associates,  Inc. ("T. Rowe Price"),  100 East Pratt Street,  Baltimore,  Maryland 21202,  serves as
Sub-advisor for the AST T. Rowe Price Natural  Resources  Portfolio and the AST T. Rowe Price Asset  Allocation  Portfolio.
T. Rowe Price was  founded in 1937 by the late  Thomas Rowe Price,  Jr. As of June 30,  2000,  the firm and its  affiliates managed approximately $179 billion for approximately eight million individual and institutional accounts.

         T. Rowe Price  manages each  Portfolio  through an  Investment  Advisory  Committee.  The  Committee  Chairman has
day-to-day  responsibility  for  managing the  Portfolio  and works with the  Committee in  developing  and  executing  the
Portfolio's investment program.

         The  Investment  Advisory  Committee  for the AST T. Rowe Price  Natural  Resources  Portfolio  is composed of the following  members:  David J. Wallack,  Chairman,  Charles M. Ober,  David M. Lee, Hugh M. Evans III, Richard P. Howard and
James A.C.  Kennedy.  Mr.  Wallack  joined T. Rowe Price in 1990,  is a Vice  President of T. Rowe Price and an  Investment
Analyst for the firm's Equity Research  Division and has been Chairman of the  Portfolio's  Investment  Advisory  Committee
since March 1997.

         The  Investment  Advisory  Committee  for the AST T. Rowe Price  Asset  Allocation  Portfolio  is  composed of the following  members:  Edmund M. Notzon,  Chairman,  James M. McDonald,  Jerome Clark, M. David Testa and Richard T. Whitney.
Mr.  Notzon  joined  T.  Rowe  Price in  1989,  has been  managing  investments  since  1991 and has been  Chairman  of the
Portfolio's Investment Advisory Committee since the Portfolio's inception.

         Alliance  Capital  Management  L.P.  ("Alliance"),  1345 Avenue of the  Americas,  New York,  NY 10105,  serves as
Sub-advisor  for the AST Alliance  Growth  Portfolio and AST Alliance  Growth and Income  Portfolio.  Alliance is a leading international  investment  adviser  supervising  client  accounts with assets as of June 30, 2000 totaling more than $387.7 billion (of which more than $185 billion represented assets of investment companies).

         Alfred Harrison and James G. Reilly have been the individuals  primarily responsible for the management of the AST
Alliance Growth  Portfolio  since Alliance  became the  Portfolio's  Sub-advisor in May 2000. Mr. Harrison is Vice Chairman of Alliance Capital Management  Corporation  ("ACMC"),  the sole general partner of Alliance,  and has been associated with
Alliance since 1978.  Mr. Reilly is Executive Vice President of ACMC and has been associated with Alliance since 1984.

         Paul Rissman and Frank Caruso have been primarily  responsible  for the management of the AST Alliance  Growth and
Income  Portfolio  since  Alliance  became the  Portfolio's  Sub-advisor  in May 2000.  Mr.  Rissman  has been  Senior Vice
President of ACMC since 1994 and has been  associated  with Alliance  since 1989.  Mr. Caruso is a Senior Vice President of
ACMC and has been associated with Alliance since 1994.

         Marsico Capital Management,  LLC ("Marsico  Capital"),  1200 17th Street,  Suite 1300, Denver, CO 80202, serves as
Sub-advisor  for the AST Marsico  Capital Growth  Portfolio.  Thomas F. Marsico,  Chairman and Chief  Executive  Officer of
Marsico  Capital,  has had primary  responsibility  for management of the Portfolio  since its inception.  Prior to forming
Marsico Capital in September,  1997, Mr. Marsico served as Executive Vice President and Portfolio  Manager at Janus Capital
Corporation  ("Janus").  Mr.  Marsico  joined  Janus  in  March,  1986.  As of  June  30,  2000,  Marsico  Capital  managed approximately $15.5 billion in assets.

         Cohen & Steers Capital  Management,  Inc. ("Cohen & Steers"),  757 Third Avenue, New York, New York 10017, acts as the  Sub-advisor  for the AST Cohen & Steers  Realty  Portfolio.  Cohen & Steers is the leading U.S.  manager of portfolios dedicated  to  investments  in real  estate  investment  trusts  ("REITS").  As of June 30,  2000,  Cohen & Steers  managed approximately $4.3 billion in assets.

         Robert H. Steers,  Chairman,  and Martin Cohen,  President formed Cohen & Steers in 1986 and have been responsible for the day-to-day management of the AST Cohen & Steers Realty Portfolio since its inception.

         Sanford C. Bernstein & Co., Inc. ("Bernstein"), 767 Fifth Avenue, New York, New York 10153, serves as Sub-advisor for the AST Sanford Bernstein Managed Index 500 Portfolio.  Founded in 1967, Bernstein had approximately $81 billion in assets under management as of June 30, 2000.

         Day-to-day investment management decisions for the Portfolio will be made by Bernstein's Investment Policy Group for Structured Equities, which is chaired by Steven Pisarkiewicz.  Mr. Pisarkiewicz joined Bernstein in 1989 and assumed his current position as Chief Investment Officer for Structured Equity Services in 1998.  Mr. Pisarkiewicz and the
Investment Policy Group for Structured Equities have managed the Portfolio since Bernstein became the Portfolio's
Sub-advisor in May, 2000.

         INVESCO Funds Group, Inc.  ("INVESCO"),  7800 East Union Avenue,  P.O. Box 173706,  Denver,  Colorado  80217-3706,
serves as  Sub-advisor  for the AST INVESCO Equity Income  Portfolio.  INVESCO was  established in 1932.  AMVESCAP PLC, the parent  of  INVESCO,  is one of the  largest  independent  investment  management  businesses  in  the  world  and  managed approximately $389 billion of assets as of June 30, 2000.

         The portfolio  managers  responsible  for  management of the Portfolio are Charles P. Mayer and Donovan J. (Jerry)
Paul.  Mr. Mayer has served as Co-Manager of the Portfolio  since April,  1993.  Mr. Mayer began his  investment  career in
1969 and is now a director  and senior vice  president  of INVESCO.  From 1993 to 1994,  he was vice  president of INVESCO.
Mr. Paul has served as Co-Manager of the Portfolio  since May 1994.  Mr. Paul entered the  investment  management  industry in 1976,  and has been a senior vice  president  of INVESCO  since 1994.  From 1993 to 1994,  he was  president  of Quixote
Investment Management, Inc.

         T. Rowe Price International,  Inc. ("T. Rowe International"),  100 East Pratt Street,  Baltimore,  Maryland 21202,
serves  as  Sub-advisor  for the AST T.  Rowe  Price  Global  Bond  Portfolio.  T.  Rowe  International  is a  wholly-owned subsidiary of T. Rowe Price and the successor of Rowe Price-Fleming  International,  Inc., a joint venture in which T. Rowe
Price was a  participant  that was  founded in 1979.  T. Rowe  International  is one of the world's  largest  international mutual  fund asset  managers  with  approximately  $39.2  billion  under  management  as of June 30, 2000 in its offices in
Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires and Paris.

         The Portfolio has an investment  advisory group that has day-to-day  responsibility for managing the Portfolio and developing and executing the Portfolio's  investment program. The advisory group consists of Christopher  Rothery,  William
T. Reynolds,  Daniel O. Shackelford,  and Michael Conelius.  Christopher  Rothery joined T. Rowe  International in 1994 and has 12 years of experience managing  multi-currency  fixed-income  portfolios.  William T. Reynolds,  CFA, CIC, is Director of T. Rowe Price's Fixed Income Division and joined the firm in 1981.  Daniel O.  Shackelford,  CFA joined T. Rowe Price in
1999;  prior to that he was the  Principal  and  Head of Fixed  Income  for  Investment  Counselors  of  Maryland.  Michael
Conelius joined T. Rowe International in 1995.  Prior to that, he had been with T. Rowe Price since 1988.

         Pacific  Investment  Management  Company LLC  ("PIMCO"),  840 Newport  Center  Drive,  Suite 300,  Newport  Beach,
California  92660 serves as Sub-advisor  for the AST PIMCO Total Return Bond  Portfolio and the AST PIMCO Limited  Maturity
Bond Portfolio.  PIMCO is an investment  counseling firm founded in 1971 and, as of June 30, 2000, had  approximately  $199 billion of assets under management.

         The portfolio  manager  responsible  for management of the AST PIMCO Total Return Bond Portfolio and the AST PIMCO
Limited  Maturity Bond  Portfolio is William H. Gross.  Mr. Gross is managing  director of PIMCO has been  associated  with the firm since 1971, and has managed each Portfolio since their respective commencement of operations.

         J.P. Morgan Investment Management Inc. ("J.P. Morgan"),  with principal offices at 522 Fifth Avenue, New York, New
York 10036,  serves as Sub-advisor for the AST Money Market  Portfolio.  J.P. Morgan and its affiliates  offer a wide range of  services  to  governmental,  institutional,  corporate  and  individual  customers,  and act as  investment  advisor to individual and  institutional  clients with combined assets under management of  approximately  $370 billion as of June 30,
2000. J.P.  Morgan has managed  investments  for clients since 1913, and has managed  short-term  fixed income assets since
1969.

Fees and Expenses:

         Investment  Management  Fees.  ASISI  receives a fee,  payable each month,  for the  performance  of its services.
ASISI pays each  Sub-advisor a portion of such fee for the performance of the  Sub-advisory  services at no additional cost to any Portfolio.  The Investment  Management  fee for each  Portfolio  will differ,  reflecting the differing  objectives, policies and  restrictions  of each  Portfolio.  Each  Portfolio's fee is accrued daily for the purposes of determining the sale and redemption  price of the  Portfolio's  shares.  The fees paid to ASISI for the fiscal year ended December 31, 1999 by each  Portfolio  that was in operation for that entire fiscal year,  stated as a percentage of the  Portfolio's  average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:
----------                                                                               ------------

AST Founders Passport Portfolio:                                                             1.00%
AST AIM International Equity Portfolio:                                                      0.87%
AST Janus Overseas Growth Portfolio:                                                         1.00%
AST American Century International Growth Portfolio:                                         1.00%
AST American Century International Growth Portfolio II:                                      1.00%
AST Janus Small-Cap Growth Portfolio:                                                        0.90%
AST Kemper Small-Cap Growth Portfolio:                                                       0.95%
AST Lord Abbett Small Cap Value Portfolio:                                                   0.95%
AST Gabelli Small-Cap Value Portfolio:                                                       0.90%
AST Neuberger Berman Mid-Cap Growth Portfolio:                                               0.85%
AST Neuberger Berman Mid-Cap Value Portfolio:                                                0.82%
AST Gabelli All-Cap Value Portfolio:                                                         0.95%
AST T. Rowe Price Natural Resources Portfolio:                                               0.90%
AST Alliance Growth Portfolio:                                                               1.00%
AST Marsico Capital Growth Portfolio:                                                        0.90%
AST JanCap Growth Portfolio:                                                                 0.87%
AST Cohen & Steers Realty Portfolio:                                                         1.00%
AST Sanford Bernstein Managed Index 500 Portfolio:                                           0.60%
AST American Century Income & Growth Portfolio:                                              0.75%
AST Alliance Growth and Income Portfolio:                                                    0.75%
AST INVESCO Equity Income Portfolio:                                                         0.75%
AST AIM Balanced Portfolio:                                                                  0.74%
AST American Century Strategic Balanced Portfolio:                                           0.85%
AST T. Rowe Price Asset Allocation Portfolio:                                                0.85%
AST T. Rowe Price Global Bond Portfolio:                                                     0.80%
AST Federated High Yield Portfolio:                                                          0.75%
AST PIMCO Total Return Bond Portfolio:                                                       0.65%
AST PIMCO Limited Maturity Bond Portfolio:                                                   0.65%
AST Money Market Portfolio:                                                                  0.45%

         The investment  management fee rate for the AST Scudder Japan Portfolio,  which had not commenced operations prior to the date of this  Prospectus,  is an  annual  rate of 1.00% of the  average  daily  net  assets  of the  Portfolio.  The investment  management fee rate for the AST MFS Global Equity  Portfolio,  which  commenced  operations  during 1999, is an annual rate of 1.00% of the average  daily net assets of the  Portfolio.  The  investment  management  fee rate for the AST
Federated  Aggressive  Growth  Portfolio,  which had not commenced  operations prior to the date of this Prospectus,  is an annual  rate of .95% of the average  daily net assets of the  Portfolio.  The  investment  management  fee rate for the AST
Janus Mid-Cap Growth  Portfolio,  which  commenced  operations in May 2000, is an annual rate of 1.00% of the average daily net assets of the Portfolio.  The investment  management  fee rate for the AST Alger Mid-Cap  Growth  Portfolio,  which had not commenced  operations prior to the date of this  Prospectus,  is an annual rate of .80% of the average daily net assets of the  Portfolio.  The  investment  management  fee rate for the AST  Alger  All-Cap  Growth  Portfolio,  which  commenced operations  in January 2000, is an annual rate of .95% of the average  daily net assets of the  Portfolio.  The  investment management fee rate for the AST Gabelli All-Cap Value  Portfolio,  which had not commenced  operations prior to the date of this  Prospectus,  is an annual rate of .95% of the average daily net assets of the Portfolio.  The  investment  management fee  rate  for the AST  Kinetics  Internet  Portfolio,  which  had  not  commenced  operations  prior  to the  date of this
Prospectus,  is an annual rate of 1.00% of the average daily net assets of the  Portfolio.  The  investment  management fee rate for the AST MFS Growth  Portfolio,  which commenced  operations  during 1999, is an annual rate of .90% of the average daily net assets of the Portfolio.  The investment  management fee rate for the AST Alger Growth  Portfolio,  which had not commenced  operations  prior to the date of this  Prospectus,  is an annual rate of .75% of the average daily net assets of the Portfolio.  The investment  management fee rate for the AST Janus  Strategic Value  Portfolio,  which had not commenced operations  prior to the date of this  Prospectus,  is an  annual  rate of 1.00% of the  average  daily  net  assets of the
Portfolio.  The investment  management fee rate for the AST MFS Growth with Income  Portfolio,  which commenced  operations during 1999, is an annual rate of .90% of the average daily net assets of the  Portfolio.  The  investment  management  fee rate for the AST Lord  Abbett  Bond-Debenture  Portfolio,  which  had not  commenced  operations  prior to the date of this
Prospectus, is an annual rate of .80% of the average daily net assets of the Portfolio.

         For more  information  about  investment  management  fees,  including  voluntary  fee  waivers  and the fee rates applicable at various asset levels,  and the fees payable by ASISI to each of the Sub-advisors,  please see the Trust's SAI under "Investment Advisory and Other Services."

         Other Expenses.  In addition to Investment  Management  fees, each Portfolio pays other expenses,  including costs incurred in connection  with the maintenance of its securities law  registrations,  printing and mailing  prospectuses  and statements  of  additional  information  to  shareholders,  certain  office and  financial  accounting  services,  taxes or governmental fees, brokerage  commissions,  custodial,  transfer and shareholder servicing agent costs, expenses of outside counsel  and  independent  accountants,  preparation  of  shareholder  reports  and  expenses  of trustee  and  shareholder meetings.  The Trust may also pay  Participating  Insurance  Companies  for  printing  and  delivery  of certain  documents
(including  prospectuses,  semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance  policies  whose assets are invested in the Trust.  Expenses not directly  attributable  to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the Portfolios.

         Distribution  Plan. The Trust has adopted a  Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 under the Investment  Company Act of 1940 to permit American Skandia Marketing,  Inc. ("ASM"),  an affiliate of ASISI, to receive brokerage  commissions  in  connection  with  purchases and sales of securities  held by the  Portfolios,  and to use these commissions to promote the sale of shares of the Portfolios.  Under the  Distribution  Plan,  transactions for the purchase and sale of securities  for a Portfolio  may be directed to certain  brokers for  execution  ("clearing  brokers") who have agreed to pay part of the brokerage  commissions  received on these  transactions to ASM for "introducing"  transactions to the clearing  broker.  In turn, ASM will use the brokerage  commissions  received as an  introducing  broker to pay various distribution-related  expenses,  such as advertising,  printing of sales materials,  and payments to dealers.  No Portfolio will pay any new fees or charges  resulting from the Distribution  Plan, nor is it expected that the brokerage  commissions paid by a Portfolio will increase as the result of implementation of the Distribution Plan.

TAX MATTERS:

         Each Portfolio  intends to distribute  substantially  all its net  investment  income.  Dividends from  investment income are expected to be declared and distributed  annually (except in the case of the AST Money Market  Portfolio,  where dividends will be declared daily and paid monthly),  although the Trustees of the Trust may decide to declare  dividends at other  intervals.  Similarly,  any net realized long- and  short-term  capital gains of each Portfolio will be declared and distributed  at least  annually  either during or after the close of the  Portfolio's  fiscal year.  Distributions  will be made to the various separate  accounts of the Participating  Insurance  Companies and to qualified plans (not to holders of variable  insurance  contracts or to plan  participants) in the form of additional shares (not in cash). The result is that the investment  performance of the Portfolios,  either in the form of dividends or capital gains,  will be reflected in the value of the variable contracts or the qualified plans.

         Holders of variable  annuity  contracts or variable life insurance  policies  should consult the  prospectuses  of their  respective  contracts or policies for information on the federal income tax  consequences to such holders,  and plan participants  should consult any applicable plan documents for  information on the federal income tax  consequences to such participants.  In addition,  variable  contract owners and qualified plan  participants  may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

FINANCIAL  HIGHLIGHTS:  The  financial  highlights  table is  intended to help you  understand  the  Portfolios'  financial performance  for the past five years (or,  for  Portfolios  that have not been in  operation  for five  years,  since their inceptions).  Certain  information  reflects  financial  results for a single  Portfolio  share.  The total  returns in the table  represent the rate that an investor would have earned or lost in a Portfolio.  Except for the financial  information for the period ended June 30, 2000,  which is  unaudited,  the  information  has been audited by Deloitte & Touche LLP, the
Trust's independent  auditors.  The report of the independent  auditors,  along with the Portfolios'  financial statements, are included in the annual  reports of the separate  accounts  funding the variable  annuity  contracts  and variable  life insurance  policies,  which are  available  without  charge  upon  request to the Trust at One  Corporate  Drive,  Shelton,
Connecticut or by calling (800) 752-6342.  No financial  information is included for the AST Scudder Japan  Portfolio,  AST
Federated  Aggressive  Growth  Portfolio,  AST Alger Mid-Cap Growth  Portfolio,  AST Gabelli All-Cap Value  Portfolio,  AST
Kinetics  Internet  Portfolio,  AST Alger Growth  Portfolio,  AST Janus  Strategic  Value Portfolio and the AST Lord Abbett
Bond-Debenture Portfolio, which had not commenced operations prior to October 23, 2000.

                                                  INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
OF PERIOD

AST AIM            06/30/00**   $34.23         $0.27      $(3.29)      $(3.02)       $(0.07)    $(4.26)      $(4.33)        $26.88
International Equity***       12/31/99         22.67         0.05        13.36         13.41         --       (1.85)        (1.85)
34.23
                   12/31/98      21.29          0.20         3.81         4.01        (0.67)     (1.96)       (2.63)         22.67
                   12/31/97      19.22          0.36         2.96         3.32        (0.30)     (0.95)       (1.25)         21.29
                   12/3196       18.20          0.16         1.55         1.71        (0.32)     (0.37)       (0.69)         19.22
                   12/31/95      17.61          0.14         1.44         1.58            --     (0.99)       (0.99)         18.20

AST Alliance       06/30/00**   $23.50         $0.12      $(0.93)      $(0.81)       $(0.23)    $(2.65)      $(2.88)        $19.81
Growth and Income+ 12/31/99      21.68          0.23         3.04         3.27        (0.25)     (1.20)       (1.45)         23.50
                   12/31/98      20.53          0.25         2.23         2.48        (0.25)     (1.08)       (1.33)         21.68
                   12/31/97      17.17          0.24         3.76         4.00        (0.23)     (0.41)       (0.64)         20.53
                   12/31/96      14.98          0.23         2.48         2.71        (0.17)     (0.35)       (0.52)         17.17
                   12/31/95      12.00          0.16         3.22         3.38        (0.20)     (0.20)       (0.40)         14.98

AST JanCap Growth  06/30/00**   $55.21       $(0.10)      $(3.45)      $(3.55)       $(0.07)    $(4.45)      $(4.52)        $47.14
                   12/31/99      37.00          0.05        19.65        19.70            --     (1.49)       (1.49)         55.21
                   12/31/98      23.15          0.04        15.10        15.14        (0.08)     (1.21)       (1.29)         37.00
                   12/31/97      18.79          0.06         5.16         5.22        (0.05)     (0.81)       (0.86)         23.15
                   12/31/96      15.40          0.02         4.19         4.21        (0.02)     (0.80)       (0.82)         18.79
                   12/31/95      11.22          0.06         4.18         4.24        (0.06)         --       (0.06)         15.40

AST Money Market   06/30/00**    $1.00       $0.0263  $        --      $0.0263     $(0.0263)$         --   $(0.0263)         $1.00
                   12/31/99       1.00        0.0449       0.0001       0.0450      (0.0449)   (0.0001)     (0.0450)          1.00
                   12/31/98       1.00        0.0502       0.0002       0.0504      (0.0502)   (0.0002)     (0.0504)          1.00
                   12/31/97       1.00        0.0507       0.0002       0.0509      (0.0507)   (0.0002)     (0.0509)          1.00
                   12/31/96       1.00        0.0492       0.0005       0.0497      (0.0492)   (0.0005)     (0.0497)          1.00
                   12/31/95       1.00        0.0494           --       0.0494      (0.0494)         --     (0.0494)          1.00

AST Neuberger Berman        06/30/00**        $13.32        $0.02        $0.62         $0.64    $(0.04)      $(0.05)       $(0.09)
$13.87
Mid-Cap Value++    12/31/99      13.16          0.10         0.60         0.70        (0.24)     (0.30)       (0.54)         13.32
                   12/31/98      15.15          0.21       (0.52)       (0.31)        (0.36)     (1.32)       (1.68)         13.16
                   12/31/97      12.83          0.32         2.87         3.19        (0.36)     (0.51)       (0.87)         15.15
                   12/31/96      11.94          0.36         0.97         1.33        (0.44)         --       (0.44)         12.83
                   12/31/95       9.87          0.40         2.09         2.49        (0.42)         --       (0.42)         11.94

AST AIM Balanced+++         06/30/00**        $15.24        $0.16        $0.18         $0.34    $(0.32)      $(1.07)       $(1.39)
$14.19
                   12/31/99      14.13          0.32         2.30         2.62        (0.35)     (1.16)       (1.51)         15.24
                   12/31/98      13.64          0.34         1.31         1.65        (0.35)     (0.81)       (1.16)         14.13
                   12/31/97      13.19          0.33         1.85         2.18        (0.31)     (1.42)       (1.73)         13.64
                   12/31/96      12.53          0.32         1.02         1.34        (0.25)     (0.43)       (0.68)         13.19
                   12/31/95      10.49          0.26         2.06         2.32        (0.28)         --       (0.28)         12.53

---------------------------------------------------------------------------------------------------------------------------
(1) Annualized.
* For 1999 and 2000,  includes  commissions  received by American Skandia  Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Unaudited.
*** From October 15, 1996 to May 4, 1999, Putnam Investment Management, Inc. served as Sub-advisor to the AST AIM
International Equity Portfolio (formerly, the AST Putnam International Equity Portfolio).  Prior to October 15, 1996,
Seligman Henderson Co. served as Sub-advisor to the Portfolio.  A I M Capital Management, Inc. has served as Sub-advisor to the Portfolio since May 4, 1999.
+ Prior to May 1,  2000,  Lord,  Abbett & Co.  served as  Sub-advisor  to the AST  Alliance  Growth  and  Income  Portfolio
(formerly,  the AST Lord Abbett Growth and Income  Portfolio).  Alliance Capital  Management L.P. has served as Sub-advisor to the Portfolio since May 1, 2000.
++ Prior to May 1, 1998,  Federated  Investment  Counseling served as Sub-advisor to the AST Neuberger Berman Mid-Cap Value
Portfolio  (formerly,  the  Federated  Utility  Income  Portfolio).   Neuberger  Berman  Management,  Inc.  has  served  as
Sub-advisor to the Portfolio since May 1, 1998.
+++ From  October  15,  1996 to May 4, 1999,  Putnam  Investment  Management,  Inc.  served as  Sub-advisor  to the AST AIM
Balanced Portfolio (formerly,  the AST Putnam Balanced  Portfolio).  Prior to October 15, 1996, Phoenix Investment Counsel,
Inc.  served as  Sub-advisor to the Portfolio.  A I M Capital  Management,  Inc. has served as Sub-advisor to the Portfolio since May 4, 1999.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT
INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE         (LOSS)       TO
AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS

(10.35%)         $755,595                    44%                    1.18%(1)              1.18%(1)               1.59%(1)
  64.13%                                 770,512                       159%                 1.18%                  1.18%
0.18%
  20.10%                                 497,461                       117%                 1.13%                  1.13%
0.69%
  18.15%                                 412,270                       116%                 1.15%                  1.15%
1.04%
    9.65%                                346,211                       124%                 1.16%                  1.26%
0.88%
  10.00%                                 268,056                        59%                 1.17%                  1.27%
0.88%

 (2.22%)                              $1,480,249                         86%              1.10%(1)               1.12%(1)
1.18%(1)
  16.09%                               1,498,306                        69%                 0.92%                  0.94%
1.09%
  12.48%                               1,181,909                        78%                 0.91%                  0.91%
1.32%
  23.92%                                 936,986                        41%                 0.93%                  0.93%
1.60%
  18.56%                                 530,497                        43%                 0.97%                  0.97%
1.92%
  28.91%                                 288,749                        50%                 0.99%                  0.99%
2.50%

 (7.24%)                              $5,905,963                         16%              1.01%(1)                1.05%(1)
(0.40%)(1)
  55.01%                               5,923,778                        35%                 1.00%                  1.04%
0.12%
  68.26%                               3,255,658                        42%                 1.02%                  1.04%
0.16%
  28.66%                               1,511,602                        94%                 1.07%                  1.08%
0.24%
  28.36%                                 892,324                        79%                 1.10%                  1.10%
0.25%
  37.98%                                 431,321                       113%                 1.12%                  1.12%
0.51%

    2.66%                             $1,844,396                         N/A              0.60%(1)               0.65%(1)
5.29%(1)
    4.60%                              2,409,157                        N/A                 0.60%                  0.65%
4.52%
    5.14%                                967,733                        N/A                 0.60%                  0.66%
4.99%
    5.18%                                759,888                        N/A                 0.60%                  0.69%
5.06%
    5.08%                                549,470                        N/A                 0.60%                  0.71%
4.87%
    5.05%                                344,225                        N/A                 0.60%                  0.72%
5.38%

    4.95%                               $677,747                         92%              1.23%(1)               1.23%(1)
0.29%(1)
    5.67%                                664,383                       176%                 1.13%                  1.13%
0.39%
  (2.33%)         271,968                   208%                      1.05%                 1.05%                  1.83%
  26.42%                                 201,143                        91%                 0.90%                  0.90%
3.34%
  11.53%                                 123,138                        81%                 0.93%                  0.93%
3.14%
  26.13%                                 107,399                        71%                 0.93%                  0.93%
4.58%

    2.03%                               $591,036                         33%              0.97%(1)               0.97%(1)
2.49%(1)
   20.85%         499,571                   154%                      1.00%                 1.00%                  2.37%
   12.86%         409,335                   139%                      1.00%                 1.00%                  2.55%
   18.28%         357,591                   170%                      1.03%                 1.03%                  2.81%
   11.23%         286,479                   276%                      0.94%                 0.94%                  2.66%
   22.60%         255,206                   161%                      0.94%                 0.94%                  3.28%

---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                  INCREASE (DECREASE) FROM
                                                          INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
OF PERIOD

AST Federated High Yield     06/30/00**       $11.92        $0.55        $(0.81)     $(0.26)    $(1.16)   $       --        (1.16)
$10.50
                      12/31/99    12.65         1.03       (0.77)           0.26      (0.91)     (0.08)       (0.99)         11.92
                      12/31/98    13.11         0.91       (0.57)           0.34      (0.76)     (0.04)       (0.80)         12.65
                      12/31/97    12.13         0.75         0.83           1.58      (0.54)     (0.06)       (0.60)         13.11
                      12/31/96    11.14         0.56         0.90           1.46      (0.47)         --       (0.47)         12.13
                      12/31/95     9.69         0.38         1.46           1.84      (0.39)         --       (0.39)         11.14

AST T. Rowe Price     06/30/00** $18.86        $0.24     $     --        $(0.45)     $(0.18)    $(0.63)      $(0.63)        $18.47
Asset Allocation      12/31/99    17.47         0.44         1.32           1.76      (0.36)     (0.01)       (0.37)         18.86
                      12/31/98    15.13         0.35         2.38           2.73      (0.33)     (0.06)       (0.39)         17.47
                      12/31/97    13.27         0.33         2.03           2.36      (0.26)     (0.24)       (0.50)         15.13
                      12/31/96    12.01         0.27         1.28           1.55      (0.25)     (0.04)       (0.29)         13.27
                      12/31/95     9.94         0.26         2.02           2.28      (0.21)         --       (0.21)         12.01

AST PIMCO Total       06/30/00** $10.99        $0.32        $0.10          $0.42     $(0.60) $       --      $(0.60)        $10.81
Return Bond           12/31/99    12.02         0.58       (0.71)         (0.13)      (0.52)     (0.38)       (0.90)         10.99
                      12/31/98    11.72         0.49         0.56           1.05      (0.51)     (0.24)       (0.75)         12.02
                      12/31/97    11.11         0.48         0.58           1.06      (0.45)         --       (0.45)         11.72
                      12/31/96    11.34         0.46       (0.10)           0.36      (0.28)     (0.31)       (0.59)         11.11
                      12/31/95     9.75         0.25         1.55           1.80      (0.21)         --       (0.21)         11.34

AST INVESCO Equity    06/30/00** $18.65        $0.18        $0.04          $0.22     $(0.36)    $(1.40)      $(1.76)        $17.11
Income                12/31/99    17.50         0.36         1.61           1.97      (0.32)     (0.50)       (0.82)         18.65
                      12/31/98    16.51         0.31         1.81           2.12      (0.32)     (0.81)       (1.13)         17.50
                      12/31/97    13.99         0.31         2.84           3.15      (0.26)     (0.37)       (0.63)         16.51
                      12/31/96    12.50         0.27         1.79           2.06      (0.24)     (0.33)       (0.57)         13.99
                      12/31/95     9.75         0.25         2.65           2.90      (0.15)         --       (0.15)         12.50

AST Janus Small-Cap   06/30/00** $42.61      $(0.10)      $(6.41)        $(6.51)     $    --    $(4.01)      $(4.01)        $32.09
Growth***             12/31/99    17.61       (0.03)        25.03          25.00          --         --           --         42.61
                      12/31/98    17.81       (0.08)         0.73           0.65          --     (0.85)       (0.85)         17.61
                      12/31/97    16.80       (0.05)         1.06           1.01          --         --           --         17.81
                      12/31/96    14.25       (0.03)         2.85           2.82          --     (0.27)       (0.27)         16.80
                      12/31/95    10.84       (0.04)         3.54           3.50      (0.09)         --       (0.09)         14.25

AST American Century  06/30/00** $16.67      $(0.01)      $(1.17)        $(1.18)     $(0.03)    $(1.64)      $(1.67)        $13.82
International Growth II+       12/31/99        13.39         0.06           3.95        4.01     (0.09)       (0.64)        (0.73)
16.67
                      12/31/98    12.09         0.08         1.59           1.67      (0.14)     (0.23)       (0.37)         13.39
                      12/31/97    12.07         0.09         0.08           0.17      (0.07)     (0.08)       (0.15)         12.09
                      12/31/96    10.65         0.06         1.44           1.50      (0.08)         --       (0.08)         12.07
                      12/31/95     9.62         0.07         0.99           1.06      (0.01)     (0.02)       (0.03)         10.65

AST T. Rowe Price     06/30/00**  $9.60        $0.17      $(0.51)        $(0.34)     $(0.15) $       --      $(0.15)         $9.11
Global Bond++         12/31/99    11.46         0.33       (1.25)         (0.92)      (0.71)     (0.23)       (0.94)          9.60
                      12/31/98    10.11         0.52         0.94           1.46      (0.03)     (0.08)       (0.11)         11.46
                      12/31/97    10.90         0.20       (0.57)         (0.37)      (0.16)     (0.26)       (0.42)         10.11
                      12/31/96    10.60         0.23         0.38           0.61      (0.14)     (0.17)       (0.31)         10.90
                      12/31/95     9.68         0.31         0.75           1.06      (0.14)         --       (0.14)         10.60

---------------------------------------------------------------------------------------------------------------------------

* For 1999 and 2000,  includes  commissions  received by American Skandia  Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Unaudited.
*** Prior to January 1, 1999,  Founders Asset  Management LLC served as Sub-advisor to the AST Janus Small-Cap  Growth Fund
(formerly,  the Founders  Capital  Appreciation  Portfolio).  Janus Capital  Corporation  has served as  Sub-advisor to the
Portfolio since January 1, 1999.
+ Prior to May 1,  2000,  Rowe  Price-Fleming  International,  Inc.  served  as  Sub-advisor  to the AST  American  Century
International  Growth  Portfolio II (formerly,  the AST T. Rowe Price  International  Equity  Portfolio).  American Century
Investment Management, Inc. has served as Sub-advisor to the Portfolio since May 1, 2000.
++  Prior to May 1, 2000, the AST T. Rowe Price Global Bond Portfolio was known as the AST T. Rowe Price International
Bond Portfolio.

                                                                            RATIOS OF EXPENSES
                           SUPPLEMENTAL DATA                                   TO AVERAGE NET ASSETS*

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER          INVESTMENT
INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE          (LOSS)      TO
AVERAGE
RETURN             (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS

  (2.35%)        $604,610                    13%                     0.95%(1)             0.95%(1)              10.14%(1)
    2.00%                                623,788                         39%                0.94%                  0.94%
9.09%
    2.61%                                595,680                         36%                0.95%                  0.95%
8.64%
  13.59%                                 434,420                         28%                0.98%                  0.98%
8.83%
  13.58%                                 205,262                         43%                1.03%                  1.03%
8.02%
  19.57%                                  83,692                         30%                1.11%                  1.11%
8.72%

    1.44%                               $438,344                          17%             1.07%(1)               1.07%(1)
2.60%(1)
  10.28%                                 447,542                         17%                1.07%                  1.07%
2.65%
  18.36%                                 344,197                          8%                1.09%                  1.09%
2.70%
  18.40%                                 213,075                         10%                1.13%                  1.13%
2.95%
  13.14%                                 120,149                         31%                1.20%                  1.20%
3.02%
  23.36%                                  59,399                         18%                1.25%                  1.29%
3.53%

     3.97%     $1,133,405                   155%                     0.82%(1)             0.82%(1)               6.17%(1)
  (1.09%)       1,005,763                   227%                       0.82%                0.82%                  5.46%
     9.46%        896,497                   231%                       0.83%                0.83%                  5.24%
     9.87%        572,100                   320%                       0.86%                0.86%                  5.56%
     3.42%        360,010                   403%                       0.89%                0.89%                  5.38%
   18.78%         225,335                   124%                       0.89%                0.89%                  5.95%

     1.88%     $1,145,436                    33%                     0.95%(1)             0.95%(1)               2.21%(1)
   11.74%       1,048,064                    76%                       0.93%                0.93%                  2.10%
   13.34%         831,482                    67%                       0.93%                0.93%                  2.17%
   23.33%         602,105                    73%                       0.95%                0.95%                  2.54%
   17.09%         348,680                    58%                       0.98%                0.98%                  2.83%
   30.07%         176,716                    89%                       0.98%                0.98%                  3.34%

 (18.05%)      $1,052,163                    53%                     1.05%(1)             1.05%(1)             (0.50%)(1)
  141.96%       1,443,211                   116%                       1.08%                1.08%                (0.46%)
     3.49%        285,847                   100%                       1.12%                1.12%                (0.53%)
     6.01%        278,258                    77%                       1.13%                1.13%                (0.32%)
   20.05%         220,068                    69%                       1.16%                1.16%                (0.38%)
   32.56%          90,460                    68%                       1.22%                1.22%                (0.28%)

  (7.95%)        $453,284                   102%                     1.26%(1)             1.26%(1)               0.06%(1)
   31.95%         516,824                    29%                       1.26%                1.26%                  0.47%
   14.03%         472,161                    32%                       1.25%                1.25%                  0.60%
     1.36%        464,456                    19%                       1.26%                1.26%                  0.71%
   14.17%         402,559                    11%                       1.30%                1.30%                  0.84%
   11.09%         195,667                    17%                       1.33%                1.33%                  1.03%

   (3.53%)       $136,272                   108%                     1.12%(1)             1.12%(1)               4.00%(1)
   (8.33%)        138,144                   106%                       1.11%                1.11%                  3.51%
   14.72%         147,973                   136%                       1.11%                1.11%                  4.78%
   (3.42%)        130,408                   173%                       1.11%                1.11%                  4.73%
     5.98%         98,235                   241%                       1.21%                1.21%                  5.02%
   11.10%          45,602                   325%                       1.53%                1.53%                  6.17%

---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                     INCREASE (DECREASE) FROM
                                                      INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
OF PERIOD

AST Neuberger Berman  06/30/00** $24.03         $0.01       $3.11          $3.12   $      --     $(0.62)      $(0.62)       $26.53
Mid-Cap Growth***     12/31/99    17.26        (0.11)        8.21           8.10          --      (1.33)       (1.33)        24.03
                      12/31/98    16.61        (0.05)        3.31           3.26      (0.01)      (2.60)       (2.61)        17.26
                      12/31/97    14.39          0.01        2.36           2.37      (0.02)      (0.13)       (0.15)        16.61
                      12/31/96    12.40          0.01        2.01           2.02      (0.03)          --       (0.03)        14.39
                      12/31/95     9.97          0.04        2.40           2.44      (0.01)          --       (0.01)        12.40

AST Founders Passport 06/30/00** $24.63       $(0.01)     $(0.80)        $(0.81)  $       --     $(4.55)      $(4.55)       $19.27
                      12/31/99    13.04        (0.07)       11.72          11.65      (0.03)      (0.03)       (0.06)        24.63
                      12/31/98    11.78          0.05        1.24           1.29      (0.03)          --       (0.03)        13.04
                      12/31/97    11.63          0.03        0.21           0.24      (0.08)      (0.01)       (0.09)        11.78
                      12/31/96    10.33          0.09        1.24           1.33      (0.03)          --       (0.03)        11.63
                      12/31/95(2) 10.00          0.03        0.30           0.33          --          --           --        10.33

AST T. Rowe Price     06/30/00** $13.16         $0.10       $0.87          $0.97     $(0.14)  $       --      $(0.14)       $13.99
Natural Resources     12/31/99    11.97          0.14        2.67           2.81      (0.18)      (1.44)       (1.62)        13.16
                      12/31/98    14.57          0.19      (1.78)         (1.59)      (0.14)      (0.87)       (1.01)        11.97
                      12/31/97    14.47          0.14        0.35           0.49      (0.07)      (0.32)       (0.39)        14.57
                      12/31/96    11.11          0.05        3.35           3.40      (0.02)      (0.02)       (0.04)        14.47
                      12/31/95(2) 10.00          0.04        1.07           1.11          --          --           --        11.11

AST PIMCO Limited     06/30/00** $10.84         $0.36     $(0.05)          $0.31     $(0.62)   $      --      $(0.62)       $10.53
Maturity Bond         12/31/99    11.08          0.59      (0.22)           0.37      (0.61)          --       (0.61)        10.84
                      12/31/98    11.02          0.56        0.03           0.59      (0.53)          --       (0.53)        11.08
                      12/31/97    10.81          0.55        0.22           0.77      (0.56)          --       (0.56)        11.02
                      12/31/96    10.47          0.56      (0.15)           0.41      (0.05)      (0.02)       (0.07)        10.81
                      12/31/95(2) 10.00          0.05        0.42           0.47          --          --           --        10.47

AST Alliance Growth+  06/30/00** $18.95       $(0.02)       $2.02          $2.00  $       --     $(1.56)      $(1.56)       $19.39
                      12/31/99    16.07        (0.07)        4.85           4.78          --      (1.90)       (1.90)        18.95
                      12/31/98    12.62        (0.10)        3.55           3.45          --          --           --        16.07
                      12/31/97    10.99        (0.05)        1.68           1.63          --          --           --        12.62
                      12/31/96(3) 10.00        (0.01)        1.00           0.99          --          --           --        10.99

AST Janus Overseas    06/30/00** $25.10         $0.02     $(0.76)        $(0.74)     $(0.13)     $(0.18)      $(0.31)       $24.05
Growth                12/31/99    13.74        (0.03)       11.39          11.36          --          --           --        25.10
                      12/31/98    11.87          0.04        1.88           1.92      (0.05)          --       (0.05)        13.74
                      12/31/97(4) 10.00          0.02        1.85           1.87          --          --           --        11.87

AST American Century  06/30/00** $15.65         $0.03     $(0.67)        $(0.64)     $(0.08)     $(0.88)      $(0.96)       $14.05
Income & Growth++     12/31/99    13.47          0.09        2.84           2.93      (0.11)      (0.64)       (0.75)        15.65
                      12/31/98    12.23          0.11        1.38           1.49      (0.07)      (0.18)       (0.25)        13.47
                      12/31/97(4) 10.00          0.07        2.16           2.23          --          --           --        12.23

AST American Century  06/30/00** $15.30         $0.15     $(0.10)          $0.05     $(0.23)     $(0.88)      $(1.11)       $14.24
Strategic Balanced    12/31/99    13.66          0.20        1.56           1.76      (0.12)          --       (0.12)        15.30
                      12/31/98    11.34          0.11        2.29           2.40      (0.08)          --       (0.08)        13.66
                      12/31/97(4) 10.00          0.11        1.23           1.34          --          --           --        11.34

---------------------------------------------------------------------------------------------------------------------------
(1) Annualized.
(2) Commenced operations on May 2, 1995.
(3) Commenced operations on May 2, 1996.
(4) Commenced operations on January 2, 1997.
* For 1999 and 2000,  includes  commissions  received by American Skandia  Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Unaudited.
*** Prior to May 1, 1998,  Berger  Associates,  Inc.  served as  Sub-advisor  to the AST Neuberger  Berman  Mid-Cap  Growth
Portfolio  (formerly,  the Berger Capital Growth Portfolio).  Neuberger Berman Management Inc. has served as Sub-advisor to the Portfolio since May 1, 1998.
+ From  December  31, 1998 to April 30, 2000,  OppenheimerFunds,  Inc.  served as  Sub-advisor  to the AST Alliance  Growth
Portfolio  (formerly,  the AST Oppenheimer  Large-Cap Growth Portfolio).  Prior to December 31, 1998,  Robertson Stephens &
Company  Investment  Management,  L.P. served as Sub-advisor to the Portfolio.  Alliance Capital Management L.P. has served as Sub-advisor to the Portfolio since May 1, 2000.
++ Prior to May 4, 1999,  Putnam  Investment  Management,  Inc. served as Sub-advisor to the AST American  Century Income &
Growth Portfolio  (formerly,  the AST Putnam Value Growth and Income Portfolio).  American Century  Investment  Management,
Inc. has served as Sub-advisor to the Portfolio since May 4, 1999.

                                                                            RATIOS OF EXPENSES
              SUPPLEMENTAL DATA_                                           TO AVERAGE NET ASSETS*

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                    NET ASSETS AT        PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT
INCOME
 TOTAL              END OF PERIOD        TURNOVER                  AND EXPENSE          AND EXPENSE        (LOSS)        TO
AVERAGE
RETURN                (IN 000'S)          RATE                   REIMBURSEMENT         REIMBURSEMENT           NET ASSETS

   12.75%             $765,447              55%                         1.08%(1)             1.08%(1)
(0.55)%(1)
   51.37%              394,325             148%                         1.13%                1.13%                (0.71%)
   20.65%              261,792             228%                         1.07%                1.07%                (0.34%)
   16.68%              185,050             305%                         0.99%                0.99%                0.07%
   16.34%              136,247             156%                         1.01%                1.01%                0.24%
   24.42%               45,979              84%                         1.17%                1.17%                0.70%

  (9.83%)             $340,163             264%                         1.22%(1)             1.22%(1)
(0.16)%(1)
   89.71%              217,397             309%                         1.29%                1.29%                (0.54%)
   10.92%              119,997              46%                         1.30%                1.30%                0.32%
     2.03%             117,938              73%                         1.35%                1.35%                0.43%
   12.91%              117,643             133%                         1.36%                1.36%                1.25%
     3.30%              28,455               4%                         1.46%(1)             1.46%(1)             0.94%(1)

     7.50%            $119,158              61%                         1.25%(1)             1.25%(1)             1.35%(1)
   28.11%              102,225              72%                         1.16%                1.16%                1.11%
 (11.83%)               74,126              55%                         1.16%                1.16%                1.14%
     3.39%             111,954              44%                         1.16%                1.16%                0.98%
   30.74%               88,534              31%                         1.30%                1.30%                1.08%
   11.10%                9,262               2%                         1.35%(1)             1.80%(1)             1.28%(1)

     3.04%            $389,721              34%                         0.86%(1)             0.86%(1)             5.96%(1)
     3.37%             406,604             178%                         0.86%                0.86%                5.51%
     5.72%             349,707             263%                         0.86%                0.86%                5.70%
     7.46%             288,642              54%                         0.88%                0.88%                5.71%
     3.90%             209,013             247%                         0.89%                0.89%                5.69%
     4.70%             161,940             205%                         0.89%(1)             0.89%(1)             4.87%(1)

   10.40%             $444,107              91%                         1.22%(1)             1.22%(1)
(0.50%)(1)
   33.91%              364,454             316%                         1.11%                1.11%                (0.50%)
   27.34%              300,924             252%                         1.22%                1.22%                (0.70%)
   14.83%              235,648             219%                         1.23%                1.23%                (0.59%)
     9.90%              48,790              77%                         1.33%(1)             1.33%(1)
(0.56%)(1)

   (3.16%)          $1,540,152              56%                         1.17%(1)             1.18%(1)             0.33%(1)
   82.68%            1,551,045              76%                         1.23%                1.23%                (0.18%)
   16.22%              607,206              97%                         1.27%                1.27%                0.32%
   18.70%              255,705              94%                         1.35%(1)             1.35%(1)             0.36%(1)

   (3.71%)            $478,761              29%                         0.94%(1)             0.94%(1)             0.70%(1)
   22.98%              360,630             125%                         0.98%                0.98%                0.86%
   12.27%              189,871              87%                         1.00%                1.00%                1.05%
   22.30%              117,438              81%                         1.23%(1)             1.23%(1)             1.24%(1)

     0.71%            $225,392              64%                         1.09%(1)             1.09%(1)             2.22%(1)
   12.97%              216,748             104%                         1.10%                1.10%                1.93%
   21.29%               91,043              95%                         1.16%                1.13%                1.68%
   13.40%               28,947              76%                         1.25%(1)             1.35%(1)             2.02%(1)

---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                  INCREASE (DECREASE) FROM
                                                     INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
OF PERIOD

AST American Century    06/30/00**$22.40       $0.04      $(1.36)        $(1.32)$       --       $(0.82)     $(0.82)       $20.26
International Growth    12/31/99  13.66       (0.04)         8.88           8.84        --        (0.10)      (0.10)        22.40
                        12/31/98  11.52         0.03         2.12           2.15    (0.01)            --      (0.01)        13.66
                        12/31/97(4)10.00      (0.03)         1.55           1.52        --            --          --        11.52

AST Gabelli Small-Cap   06/30/00**$11.39       $0.05        $1.40          $1.45   $(0.07)       $(0.63)     $(0.70)       $12.14
Value***                12/31/99  11.44         0.08       (0.03)           0.05    (0.10)            --      (0.10)        11.39
                        12/31/98  12.88         0.09       (1.42)         (1.33)    (0.05)        (0.06)      (0.11)        11.44
                        12/31/97(4)10.00        0.06         2.82           2.88        --            --          --        12.88

AST Marsico Capital Growth   06/30/00**       $21.63      $(0.01)        $(1.40)   $(1.41)    $       --     $(0.52)      $(0.52)
$19.70
                        12/31/99  14.20       (0.03)         7.48           7.45    (0.01)        (0.01)      (0.02)        21.63
                        12/31/98  10.03           --         4.17           4.17        --            --          --        14.20
                        12/31/97(5)10.00        0.01         0.02           0.03        --            --          --        10.03

AST Cohen & Steers Realty    06/30/00**        $8.36        $0.14          $0.70     $0.84       $(0.28)  $       --      $(0.28)
$8.92
                        12/31/99   8.41         0.33       (0.15)           0.18    (0.23)            --      (0.23)         8.36
                        12/31/98(6)10.00        0.28       (1.87)         (1.59)        --            --          --         8.41

AST Lord Abbett         06/30/00**$10.87  $       --        $1.29          $1.29     $1.29     $      --  $       --       $12.16
Small Cap Value         12/31/99   9.99       (0.03)         0.91           0.88        --            --          --        10.87
                        12/31/98(6)10.00      (0.01)           --         (0.01)        --            --          --         9.99

AST Sanford Bernstein   06/30/00**$14.96       $0.05      $(0.47)        $(0.42)   $(0.08)       $(0.95)     $(1.03)       $13.51
Managed Index 500+      12/31/99  12.78         0.08         2.56           2.64    (0.06)        (0.40)      (0.46)        14.96
                        12/31/98(6)10.00        0.06         2.72           2.78        --            --          --        12.78

AST Kemper Small-Cap    06/30/00**$15.59     $(0.03)        $0.79          $0.76$       --       $(0.89)     $(0.89)       $15.46
Growth                  12/31/99(7)10.00      (0.05)         5.64           5.59        --            --          --        15.59

AST MFS Global Equity   06/30/00**$11.03       $0.04        $0.06          $0.10   $(0.01)       $(0.01)     $(0.02)       $11.11
                        12/31/99(8)10.00        0.01         1.02           1.03        --            --          --        11.03

AST MFS Growth          06/30/00**$11.30       $0.01        $0.35          $0.36$       --    $       --  $       --       $11.66
                        12/31/99(8)10.00        0.01         1.29           1.30        --            --          --        11.30

AST MFS                 06/30/00**$10.52       $0.03        $0.08          $0.11   $(0.01)    $       --     $(0.01)       $10.62
Growth with Income      12/31/99(8)10.00        0.01         0.51           0.52        --            --          --        10.52

AST Alger All-Cap       06/30/00**(9)$10.00$       --     $(1.23)        $(1.23)$       --    $       --   $      --        $8.77
Growth

AST Janus Mid-Cap       06/30/00(10)$10.00    $ 0.02        $0.15          $0.17$       --     $      --    $     --       $10.17
Growth

---------------------------------------------------------------------------------------------------------------------------
(1) Annualized.
(4) Commenced operations on January 2, 1997.
(5) Commenced operations on December 22, 1997.
(6) Commenced operations on January 2, 1998.
(7) Commenced operations on January 4, 1999.
(8) Commenced operations on October 18, 1999.
(9) Commenced operations on December 31, 1999.
(10) Commenced operations on May 1, 2000.
* For 1999 and 2000,  includes  commissions  received by American Skandia  Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Unaudited.
*** Prior to October 23, 2000, T. Rowe Price  Associates,  Inc.  served as Sub-advisor to the AST Gabelli  Small-Cap  Value
Portfolio  (formerly,  the AST T.  Rowe  Price  Small  Company  Value  Portfolio).  GAMCO  Investors,  Inc.  has  served as
Sub-advisor to the Portfolio since October 23, 2000.
+ Prior to May 1, 2000,  Bankers  Trust  Company  served as  Sub-advisor  to the AST Sanford  Bernstein  Managed  Index 500
Portfolio  (formerly,  the AST  Bankers  Trust  Managed  Index 500  Portfolio).  Sanford C.  Bernstein  & Co. has served as
Sub-advisor to the Portfolio since May 1, 2000.

                                                                            RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                                                  TO AVERAGE NET ASSETS*

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT
INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE        (LOSS)        TO
AVERAGE
RETURN             (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT               NET
ASSETS

  (6.40%)         $301,870                   54%                        1.32%(1)             1.32%(1)
0.11%(1)
   65.20%          154,226                  112%                        1.50%                1.50%
(0.32%)
   18.68%           77,733                  220%                        1.65%                1.65%                   0.10%
   15.10%           33,125                  171%                        1.75%(1)             1.75%(1)
(0.58%)(1)

   13.62%         $302,755                   15%                        1.12%(1)             1.12%(1)
0.84%(1)
     0.58%         261,493                   26%                        1.11%                1.11%                   0.64%
 (10.53%)          304,072                   10%                        1.11%                1.11%                   0.93%
   28.80%          199,896                    7%                        1.16%(1)             1.16%(1)
1.20%(1)

  (6.67%)       $1,908,574                   61%                        1.05%(1)             1.06%(1)
(0.21)%(1)
   52.58%        1,723,736                  115%                        1.08%                1.08%
(0.25%)
   41.59%          594,966                  213%                        1.11%                1.11%                   0.16%
     0.30%           7,299                    --                        1.00%(1)             1.00%(1)
3.62%(1)

   10.57%          $89,986                   34%                        1.31%(1)             1.31%(1)
4.97%(1)
     2.26%          56,697                   51%                        1.27%                1.27%                   4.95%
 (16.00%)           33,025                   18%                        1.30%(1)             1.30%(1)
5.02%(1)

   11.87%         $123,878                   36%                        1.17%(1)             1.17%(1)
(0.29)%(1)
     8.81%          74,192                   85%                        1.24%                1.24%
(0.36%)
   (0.10%)          41,788                   58%                        1.31%(1)             1.31%(1)
(0.21%)(1)

  (2.47%)         $725,914                   78%                        0.73%(1)             0.73%(1)
0.78%(1)
   21.23%          633,567                  101%                        0.79%                0.77%                   0.74%
   27.90%          289,551                  162%                        0.80%(1)             0.86%(1)
1.07%(1)

     4.27%      $1,084,319                   65%                        1.12%(1)             1.12%(1)
(0.65%)(1)
   55.90%          841,984                  133%                        1.14%(1)             1.14%(1)
(0.67%)(1)

     0.80%         $12,203                   35%                        1.20%(1)             1.20%(1)
1.48%(1)
   10.40%            1,291                  142%                        1.75%(1)             2.11%(1)
0.75%(1)

     3.21%         $38,168                  102%                        1.02%(1)             1.02%(1)
0.22%(1)
   13.00%            4,868                   60%                        1.35%(1)             1.35%(1)
0.76%(1)

     1.05%         $34,668                   28%                        1.04%(1)             1.04%(1)
0.63%(1)
     5.20%           8,757                    6%                        1.23%(1)             1.23%(1)
1.45%(1)

   (12.30%)       $238,798                   53%                      1.23%(1)             1.23%(1)                0.00%(1)

     1.70%         $33,664                    5%                      1.26%(1)             1.26%(1)                1.76%(1)

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a description of certain  securities and investment  methods that the Portfolios may invest in or use, and certain of the risks  associated  with such securities and investment  methods.  The primary  investment  focus of each Portfolio is described  above under  "Investment  Objective and Policies" and an investor should refer to that section to obtain  information about each Portfolio.  In general,  whether a particular  Portfolio may invest in a specific type of security  or use an  investment  method is  described  above or in the  Company's  SAI under  "Investment  Programs  of the
Funds."  As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

         To the extent  permitted by the  investment  objectives  and policies of a  Portfolio,  a Portfolio  may invest in securities and other  instruments that are commonly referred to as  "derivatives."  For instance,  a Portfolio may purchase and write  (sell) call and put  options on  securities,  securities  indices and  foreign  currencies,  enter into  futures contracts  and use  options on  futures  contracts,  and enter into swap  agreements  with  respect to foreign  currencies, interest rates,  and securities  indices.  In general,  derivative  instruments are securities or other  instruments  whose value is derived from or related to the value of some other instrument or asset.

         There  are many  types of  derivatives  and many  different  ways to use them.  Some  derivatives  and  derivative strategies  involve  very little risk,  while others can be extremely  risky and can lead to losses in excess of the amount invested in the derivative.  A Portfolio may use derivatives to hedge against changes in interest rates,  foreign  currency exchange  rates or  securities  prices,  to  generate  income,  as a low cost method of gaining  exposure  to a  particular securities market without investing directly in those securities, or for other reasons.

         The use of these  strategies  involves  certain  special  risks,  including  the risk that the price  movements of derivative  instruments  will not  correspond  exactly  with  those of the  investments  from which  they are  derived.  In addition,  strategies  involving  derivative  instruments  that are intended to reduce the risk of loss can also reduce the opportunity  for gain.  Furthermore,  regulatory  requirements  for a Portfolio to set aside assets to meet its obligations with respect to derivatives  may result in a Portfolio  being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Portfolio  needing to sell  securities  at a  disadvantageous  time. A Portfolio may also be unable to close out its  derivatives  positions  when  desired.  There is no  assurance  that a  Portfolio  will  engage in derivative transactions.  Certain derivative instruments and some of their risks are described in more detail below.

         Options.  Most of the  Portfolios  may  purchase  or write  (sell) call or put  options on  securities,  financial indices or  currencies.  The  purchaser  of an option on a security or currency  obtains the right to purchase (in the case of a call  option) or sell (in the case of a put option) the  security  or currency at a specified  price  within a limited period of time.  Upon exercise by the  purchaser,  the writer  (seller) of the option has the obligation to buy or sell the underlying  security  at the  exercise  price.  An option on a  securities  index is similar to an option on an  individual security,  except  that the value of the  option  depends on the value of the  securities  comprising  the  index,  and all settlements are made in cash.

         A Portfolio  will pay a premium to the party  writing the option when it purchases an option.  In order for a call option  purchased by a Portfolio to be  profitable,  the market price of the  underlying  security  must rise  sufficiently above the  exercise  price to cover the premium and other  transaction  costs.  Similarly,  in order for a put option to be profitable,  the market price of the underlying  security must decline  sufficiently  below the exercise price to cover the premium and other transaction costs.

         Generally,  the  Portfolios  will write call  options only if they are covered  (i.e.,  the Fund owns the security subject to the  option or has the right to acquire it without  additional  cost).  By writing a call  option,  a  Portfolio assumes  the risk that it may be required  to deliver a security  for a price  lower than its market  value at the time the option is exercised.  Effectively,  a Portfolio that writes a covered call option gives up the  opportunity  for gain above the exercise price should the market price of the  underlying  security  increase,  but retains the risk of loss should the price of the  underlying  security  decline.  A  Portfolio  will  write call  options in order to obtain a return  from the premiums  received and will retain the premiums whether or not the options are exercised,  which will help offset a decline in the market value of the underlying  securities.  A Portfolio that writes a put option likewise  receives a premium,  but assumes the risk that it may be required to purchase  the  underlying  security at a price in excess of its current  market value.

         A Portfolio may sell an option that it has  previously  purchased  prior to the purchase or sale of the underlying security.  Any such sale would  result in a gain or loss  depending  on whether the amount  received on the sale is more or less than the premium and other  transaction  costs paid on the option.  A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

         Futures  Contracts and Related Options.  Each Portfolio  (except the AST Alger Mid-Cap Growth  Portfolio,  the AST
Neuberger  Berman  Mid-Cap  Growth  Portfolio,  the AST  Neuberger  Berman  Mid-Cap Value  Portfolio,  the AST Alger Growth
Portfolio,  the AST  INVESCO  Equity  Income  Portfolio,  the AST  Federated  High  Yield  Portfolio,  the AST Lord  Abbett
Bond-Debenture  Portfolio  and the AST Money Market  Portfolio)  may enter into  financial  futures  contracts  and related options.  The seller of a futures  contract  agrees to sell the  securities or currency  called for in the contract and the buyer  agrees to buy the  securities  or currency  at a  specified  price at a specified  future  time.  Financial  futures contracts may relate to securities  indices,  interest rates or foreign  currencies.  Futures contracts are usually settled through net cash payments  rather than through  actual  delivery of the securities  underlying the contract.  For instance, in a stock  index  futures  contract,  the two  parties  agree to take or make  delivery  of an amount  of cash  equal to a specified  dollar  amount  times the  difference  between  the stock index  value when the  contract  expires and the price specified  in the  contract.  A Portfolio  may use futures  contracts to hedge  against  movements  in  securities  prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

         An option on a futures  contract  gives the  purchaser  the right,  in return for the  premium  paid,  to assume a position in the  contract  at the  exercise  price at any time  during the life of the option.  The writer of the option is required upon exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i)      purchase or sell futures or options on futures  contracts or stock  indices for purposes  other than bona fide  hedging  transactions  (as defined by the CFTC) if as a result the sum of the initial  margin  deposits  and premiums required to establish  positions in futures  contracts and related  options that do not fall within the  definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio's net assets; and

         (ii)     enter  into  any  futures  contracts  if the  aggregate  amount  of that  Portfolio's  commitments  under outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures  Contracts.  Options and futures  contracts can be highly  volatile and their use can reduce a Portfolio's  performance.  Successful use of these strategies  requires the ability to predict future movements in securities  prices,  interest  rates,  currency  exchange  rates,  and other economic  factors.  If a Sub-advisor  seeks to protect a Portfolio  against potential adverse  movements in the relevant  financial markets using these  instruments,  and such markets do not move in the predicted  direction,  the  Portfolio  could be left in a less  favorable  position than if such  strategies  had not been used. A  Portfolio's  potential  losses from the use of futures  extends  beyond its initial investment in such contracts.

         Among the other  risks  inherent  in the use of options  and  futures  are (a) the risk of  imperfect  correlation between the price of options and futures and the prices of the  securities  or  currencies  to which they  relate,  (b) the fact that skills needed to use these  strategies  are different  from those needed to select  portfolio  securities and (c)
the possible need to defer  closing out certain  positions to avoid  adverse tax  consequences.  With respect to options on stock indices and stock index futures, the risk of imperfect  correlation  increases the more the holdings of the Portfolio differ from the  composition of the relevant  index.  These  instruments  may not have a liquid  secondary  market.  Option positions  established in the over-the-counter  market may be particularly  illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

         Investments  in  securities of foreign  issuers may involve risks that are not present with domestic  investments.
While investments in foreign  securities can reduce risk by providing  further  diversification,  such investments  involve
"sovereign  risks" in addition to the credit and market risks to which  securities  generally are subject.  Sovereign risks includes local political or economic  developments,  potential  nationalization,  withholding taxes on dividend or interest payments,  and currency  blockage  (which would  prevent cash from being  brought back to the United  States).  Compared to
United States issuers,  there is generally less publicly available  information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges,  brokers and listed companies.  Foreign issuers are not generally  subject to uniform  accounting  and auditing and  financial  reporting  standards,  practices  and  requirements comparable  to  those  applicable  to  domestic  issuers.  In  some  countries,  there  may  also  be  the  possibility  of expropriation or confiscatory  taxation,  difficulty in enforcing  contractual and other  obligations,  political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities  of some  foreign  issuers  are less  liquid and their  prices are more  volatile  than  securities  of comparable  domestic  issuers.  Further,  it may be more difficult for the Trust's agents to keep currently  informed about corporate  actions and  decisions  that may affect the price of  portfolio  securities.  Brokerage  commissions  on foreign securities  exchanges,  which may be fixed,  may be higher than in the United States.  Settlement of  transactions  in some foreign  markets may be less  frequent or less  reliable  than in the United  States,  which could affect the  liquidity of investments.  For example,  securities  that are traded in foreign markets may trade on days (such as Saturday or Holidays)
when a Portfolio does not compute its price or accept  purchase or redemption  orders.  As a result,  a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American  Depositary  Receipts  ("ADRs"),  European  Depositary  Receipts  ("EDRs"),  Global  Depositary  Receipts
("GDRs"), and International  Depositary Receipts ("IDRs").  ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic bank  evidencing  its ownership of a security of a foreign  issuer.  ADRs  generally are publicly  traded in the
United  States.  ADRs are  subject  to many of the  same  risks as  direct  investments  in  foreign  securities,  although ownership of ADRs may reduce or eliminate  certain risks associated with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs, GDRs and IDRs are receipts  similar to ADRs that typically trade in countries other than the
United States.

         Depositary receipts may be issued as sponsored or unsponsored  programs.  In sponsored programs,  the issuer makes arrangements  to have its  securities  traded as  depositary  receipts.  In  unsponsored  programs,  the  issuer may not be directly  involved in the program.  Although  regulatory  requirements  with respect to sponsored and unsponsored  programs are generally similar,  the issuers of unsponsored  depositary receipts are not obligated to disclose material  information in the United  States and,  therefore,  the import of such  information  may not be  reflected  in the market value of such securities.

         Developing  Countries.  Although none of the  Portfolios  invest  primarily in securities of issuers in developing countries,  many of the Funds may  invest in these  securities  to some  degree.  Many of the risks  described  above  with respect to investing in foreign issuers are accentuated  when the issuers are located in developing  countries.  Developing countries may be  politically  and/or  economically  unstable,  and the securities  markets in those  countries may be less liquid or subject to inadequate  government  regulation and supervision.  Developing  countries have often experienced high rates of inflation or sharply  devalued  their  currencies  against the U.S.  dollar,  causing the value of  investments in companies  located in these countries to decline.  Securities of issuers in developing  countries may be more volatile and, in the case of debt  securities,  more  uncertain  as to payment of  interest  and  principal.  Investments  in  developing countries may include  securities  created  through the Brady Plan,  under which certain  heavily-indebted  countries  have restructured their bank debt into bonds.

         Currency  Fluctuations.  Investments in foreign securities may be denominated in foreign currencies.  The value of a Portfolio's  investments denominated in foreign currencies may be affected,  favorably or unfavorably,  by exchange rates and  exchange  control  regulations.  A  Portfolio's  share price may,  therefore,  also be affected by changes in currency exchange  rates.  Foreign  currency  exchange rates  generally are determined by the forces of supply and demand in foreign exchange markets,  including  perceptions of the relative merits of investment in different countries,  actual or perceived changes in interest  rates or other complex  factors.  Currency  exchange rates also can be affected  unpredictably  by the intervention  or the failure to intervene  by U.S. or foreign  governments  or central  banks,  or by currency  controls or political  developments  in the U.S. or abroad.  In addition,  a Portfolio may incur costs in connection  with  conversions between various currencies.

         Foreign  Currency  Transactions.  A Portfolio that invests in securities  denominated in foreign  currencies  will need to engage in foreign currency  exchange  transactions.  Such  transactions may occur on a "spot" basis at the exchange rate  prevailing  at the time of the  transaction.  Alternatively,  a Portfolio  may enter into  forward  foreign  currency exchange  contracts.  A forward  contract  involves an obligation  to purchase or sell a specified  currency at a specified future date at a price set at the time of the  contract.  A Portfolio  may enter into a forward  contract when it wishes to
"lock in" the U.S.  dollar  price of a security it expects to or is  obligated  to  purchase  or sell in the  future.  This practice may be referred to as  "transaction  hedging." In  addition,  when a  Portfolio's  Sub-advisor  believes  that the currency of a particular  country may suffer or enjoy a significant  movement compared to another  currency,  the Portfolio may enter into a forward  contract to sell or buy the first  foreign  currency (or a currency that acts as a proxy for such currency).  This  practice may be referred to as  "portfolio  hedging." In any event,  the precise  matching of the forward contract amounts and the value of the securities  involved  generally will not be possible.  No Portfolio will enter into a forward  contract  if it would be  obligated  to sell an amount of  foreign  currency  in excess of the value of the Fund's securities or other assets  denominated in or exposed to that currency,  or will sell an amount of proxy currency in excess of the value of  securities  denominated  in or exposed to the  related  currency.  The effect of  entering  into a forward contract on a Portfolio's  share price will be similar to selling  securities  denominated  in one currency and  purchasing securities  denominated in another.  Although a forward contract may reduce a Portfolio's losses on securities  denominated in foreign  currency,  it may also reduce the  potential  for gain on the  securities  if the  currency's  value moves in a direction not anticipated by the Sub-advisor.  In addition,  foreign currency  hedging may entail  significant  transaction costs.

COMMON AND PREFERRED STOCKS:

         Stocks represent shares of ownership in a company.  Generally,  preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving  dividend  payments and on the company's  assets in the event of liquidation.  (Some of the  Sub-advisors  consider  preferred  stocks to be equity securities for purposes of the various Portfolios'  investment policies and restrictions,  while others consider them fixed income  securities.)  After other claims are satisfied,  common  stockholders  participate in company profits on a pro rata basis;  profits may be paid out in dividends  or  reinvested  in the company to help it grow.  Increases  and  decreases in earnings are usually  reflected in a company's stock price, so common stocks  generally have the greatest  appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios,  including the Portfolios that invest primarily in equity  securities,  may invest to some degree in bonds,  notes,  debentures and other  obligations of corporations  and governments.  Fixed-income  securities are generally  subject to two kinds of risk:  credit risk and market risk.  Credit risk relates to the ability of the issuer to meet interest and  principal  payments as they come due. The ratings given a security by Moody's  Investors  Service,  Inc.
("Moody's")  and Standard & Poor's  Corporation  ("S&P"),  which are  described in detail in the Appendix to the  Company's
SAI,  provide a generally  useful  guide as to such  credit  risk.  The lower the  rating,  the greater the credit risk the rating  service  perceives to exist with respect to the security.  Increasing  the amount of Portfolio  assets  invested in lower-rated  securities  generally will increase the  Portfolio's  income,  but also will increase the credit risk to which the  Portfolio is subject.  Market risk relates to the fact that the prices of fixed income  securities  generally  will be affected by changes in the level of interest  rates in the markets  generally.  An increase in interest  rates will tend to reduce the prices of such  securities,  while a decline in interest rates will tend to increase  their prices.  In general, the longer the  maturity  or  duration  of a fixed  income  security,  the more its value will  fluctuate  with  changes in interest rates.

         Lower-Rated  Fixed Income  Securities.  Lower-rated  high-yield  bonds  (commonly known as "junk bonds") are those that are rated lower than the four highest  categories by a nationally  recognized  statistical  rating  organization  (for example,  lower than Baa by Moody's or BBB by S&P), or, if not rated,  are of equivalent  investment  quality as determined by the  Sub-advisor.  Lower-rated  bonds are  generally  considered  to be high risk  investments  as they are  subject  to greater  credit  risk than  higher-rated  bonds.  In  addition,  the market for  lower-rated  bonds may be thinner and less active than the market for higher-rated  bonds, and the prices of lower-rated  high-yield bonds may fluctuate more than the prices  of  higher-rated  bonds,  particularly  in times of  market  stress.  Because  the risk of  default  is  higher  in lower-rated  bonds, a Sub-advisor's  research and analysis tend to be very important  ingredients in the selection of these bonds. In addition,  the exercise by an issuer of redemption or call  provisions  that are common in lower-rated  bonds may result in their replacement by lower yielding bonds.

         Bonds rated in the four highest  ratings  categories are frequently  referred to as "investment  grade."  However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities are securities  representing  interests in "pools" of mortgage loans on residential or commercial  real  property  and that  generally  provide for monthly  payments of both  interest and  principal,  in effect
"passing  through" monthly payments made by the individual  borrowers on the mortgage loans (net of fees paid to the issuer or  guarantor  of the  securities).  Mortgage-backed  securities  are  frequently  issued by U.S.  Government  agencies  or
Government-sponsored  enterprises,  and  payments of interest  and  principal  on these  securities  (but not their  market prices) may be  guaranteed  by the full faith and credit of the U.S.  Government or by the agency only, or may be supported by the issuer's ability to borrow from the U.S. Treasury.  Mortgage-backed  securities created by non-governmental  issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income  securities,  the value of a mortgage-backed security will generally decline when interest rates  rise.  However,  when  interest  rates are  declining,  their value may not  increase as much as other  fixed-income securities,  because early  repayments of principal on the underlying  mortgages  (arising,  for example,  from sale of the underlying  property,  refinancing,  or foreclosure) may serve to reduce the remaining life of the security.  If a security has been  purchased at a premium,  the value of the premium would be lost in the event of  prepayment.  Prepayments on some mortgage-backed  securities may necessitate that a Portfolio find other investments,  which,  because of intervening market changes,  will often  offer a lower  rate of return.  In  addition,  the  mortgage  securities  market may be  particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage Obligations (CMOs). CMOs are a type of mortgage  pass-through security that are typically issued in  multiple  series  with each series  having a  different  maturity.  Principal  and  interest  payments  from the underlying  collateral  are first  used to pay the  principal  on the  series  with the  shortest  maturity;  in turn,  the remaining  series are paid in order of their  maturities.  Therefore,  depending  on the type of CMOs in which a  Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are mortgage pass-through securities that have been divided into  interest and principal  components.  "IOs"  (interest  only  securities)  receive the interest payments on the underlying  mortgages while "POs"  (principal only  securities)  receive the principal  payments.  The cash flows and yields on IO and PO classes are extremely  sensitive to the rate of principal  payments  (including  prepayments)
on the  underlying  mortgage  loans.  If the  underlying  mortgages  experience  higher than  anticipated  prepayments,  an investor in an IO class of a stripped  mortgage-backed  security may fail to recoup fully its initial  investment,  even if the IO class is  highly  rated or is  derived  from a  security  guaranteed  by the  U.S.  Government.  Conversely,  if the underlying  mortgage assets experience slower than anticipated  prepayments,  the price on a PO class will be affected more severely  than  would be the case  with a  traditional  mortgage-backed  security.  Unlike  other  fixed-income  and  other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed securities conceptually are similar to mortgage pass-through securities,  but they are secured by and payable  from  payments on assets such as credit  card,  automobile  or trade  loans,  rather  than  mortgages.  The credit quality of these  securities  depends  primarily upon the quality of the underlying  assets and the level of credit support or enhancement  provided.  In addition,  asset-backed  securities  involve  prepayment  risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain  of the  Portfolios  may invest in  convertible  securities.  Convertible  securities  are  bonds,  notes, debentures  and  preferred  stocks that may be converted  into or exchanged for shares of common  stock.  Many  convertible securities  are rated below  investment  grade because they fall below  ordinary debt  securities in order of preference or priority on the issuer's balance sheet.  Convertible  securities generally  participate in the appreciation or depreciation of the underlying stock into which they are convertible,  but to a lesser degree.  Frequently,  convertible  securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

         Warrants  are options to buy a stated  number of shares of common  stock at a specified  price any time during the life of the  warrants.  The  value of  warrants  may  fluctuate  more  than  the  value of the  securities  underlying  the warrants.  A warrant will expire  without value if the rights under such warrant are not exercised  prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The Portfolios (other than the AST Founders Passport  Portfolio,  the AST Scudder Japan Portfolio,  the AST Kemper
Small-Cap Growth Portfolio,  the Alger All-Cap Growth Portfolio,  the AST Alliance Growth Portfolio, the AST Cohen & Steers
Realty Portfolio,  the AST Sanford Bernstein Managed Index 500 Portfolio,  the AST Alliance Growth and Income Portfolio and
the AST Lord Abbett  Bond-Debenture  Portfolio)  may purchase  securities  on a  when-issued,  delayed-delivery  or forward commitment  basis.  These  transactions  generally involve the purchase of a security with payment and delivery due at some time in the future.  A Portfolio does not earn interest on such  securities  until  settlement and bears the risk of market value  fluctuations  in between the purchase and settlement  dates.  If the seller fails to complete the sale, the Fund may lose the  opportunity  to  obtain a  favorable  price  and  yield.  While  the  Portfolios  will  generally  engage in such when-issued,  delayed-delivery and forward commitment transactions with the intent of actually acquiring the securities,  a
Portfolio may sometimes sell such a security prior to the  settlement  date. The AST Money Market  Portfolio will not enter into these  commitments  if they would exceed 15% of the value of the Fund's total assets less its  liabilities  other than liabilities created by these commitments.

                  Certain  Portfolios may also sell securities on a  delayed-delivery  or forward  commitment basis. If the
Portfolio  does so, it will not  participate  in  future  gains or losses  on the  security.  If the other  party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to guidelines  adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid  securities  (except for the AST Alger Mid-Cap  Growth  Portfolio,  the AST Alger Growth  Portfolio and the AST
Money  Market  Portfolio,  which  are  limited  to 10% of net  assets,  and the AST  Sanford  Bernstein  Managed  Index 500
Portfolio,  which ordinarily will not invest in illiquid  securities).  Illiquid  securities are those that, because of the absence of a readily  available market or due to legal or contractual  restrictions on resale,  cannot be sold within seven days in the  ordinary  course  of  business  at  approximately  the  amount at which the Fund has  valued  the  investment.
Therefore,  a Portfolio may find it difficult to sell illiquid  securities at the time considered most  advantageous by its
Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain  securities that would  otherwise be considered  illiquid  because of legal  restrictions on resale to the general public may be traded among  qualified  institutional  buyers under Rule 144A of the  Securities Act of 1933.  These
Rule  144A  securities,  and  well as  commercial  paper  that is sold in  private  placements  under  Section  4(2) of the
Securities Act, may be deemed liquid by the  Portfolio's  Sub-advisor  under the guidelines  adopted by the Trustees of the
Trust.  However,  the liquidity of a Portfolio's  investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each Portfolio may enter into  repurchase  agreements.  Repurchase  agreements are agreements by which a Portfolio purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase  the security at an agreed upon price and date.  The resale price is in excess of the purchase  price and reflects an agreed upon market rate  unrelated to the coupon rate on the purchased  security.  Repurchase  agreements  must be fully  collateralized  and can be entered into only with  well-established  banks and  broker-dealers  that have been deemed  creditworthy by the Sub-advisor.  Repurchase transactions are intended to be short-term  transactions,  usually with the seller repurchasing the securities within seven days.  Repurchase  agreements  that  mature  in more  than  seven  days are  subject  to a  Portfolio's  limit on  illiquid securities.

         A Portfolio  that enters into a repurchase  agreement may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented  from  disposing of the  collateral.  A Portfolio also might incur a loss if the value of the collateral  declines,  and it might incur costs in selling the collateral or asserting its legal rights under the  agreement.  If a defaulting  seller filed for bankruptcy or became  insolvent,  disposition of collateral might be delayed pending court action.

         The AST Neuberger  Berman Mid-Cap  Growth  Portfolio will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

         Certain  Portfolios  (specifically,  the AST Janus  Overseas  Growth  Portfolio,  the AST Janus  Small-Cap  Growth
Portfolio,  the AST Janus Mid-Cap Growth Portfolio,  the AST Neuberger Berman Mid-Cap Growth  Portfolio,  the AST Neuberger
Berman Mid-Cap Value Portfolio,  the AST Marsico Capital Growth Portfolio,  the AST JanCap Growth Portfolio,  the AST Janus
Strategic Value  Portfolio,  the AST PIMCO Total Return Bond Portfolio,  the AST PIMCO Limited  Maturity Bond Portfolio and
the AST Money  Market  Portfolio)  may enter into reverse  repurchase  agreements.  In a reverse  repurchase  agreement,  a
Portfolio  sells a portfolio  instrument  and agrees to repurchase it at an agreed upon date and price,  which  reflects an effective  interest  rate. It may also be viewed as a borrowing of money by the Portfolio and, like  borrowing  money,  may increase  fluctuations in a Portfolio's share price. When entering into a reverse  repurchase  agreement,  a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each Portfolio may borrow money from banks.  Each  Portfolio's  borrowings are limited so that  immediately  after such borrowing the value of the Portfolio's assets (including  borrowings) less its liabilities (not including  borrowings)
is at least three times the amount of the  borrowings.  Should a Portfolio,  for any reason,  have  borrowings  that do not meet the above test,  such  Portfolio  must reduce such  borrowings so as to meet the necessary  test within three business days.  Certain  Portfolios (the AST Founders  Passport  Portfolio,  the AST AIM  International  Equity  Portfolio,  the AST
Gabelli  Small-Cap Value  Portfolio,  the AST Neuberger Berman Mid-Cap Growth  Portfolio,  the AST Neuberger Berman Mid-Cap
Value Portfolio,  the AST Gabelli All-Cap Value Portfolio,  the AST T. Rowe Price Natural Resources  Portfolio,  the AST T.
Rowe Price Asset  Allocation  Portfolio and the AST Money Market  Portfolio) will not purchase  securities when outstanding borrowings  are greater than 5% of the  Portfolio's  total  assets,  and the AST AIM Balanced  Portfolio  will not purchase securities when any borrowings are  outstanding.  If a Portfolio  borrows money,  its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each  Portfolio  may  lend  securities  with a value  of up to 33  1/3% of its  total  assets  to  broker-dealers, institutional  investors,  or others for the purpose of realizing  additional  income.  Voting rights on loaned  securities typically  pass to the borrower,  although a Portfolio has the right to terminate a securities  loan,  usually within three business days, in order to vote on significant  matters or for other reasons.  All securities loans will be  collateralized by cash or securities  issued or  guaranteed  by the U.S.  Government or its agencies at least equal in value to the market value of the loaned  securities.  Nonetheless,  lending  securities  involves  certain  risks,  including the risk that the
Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

         The Company has made  arrangements with certain money market mutual funds so that the Sub-advisors for the various
Portfolios  can "sweep"  excess cash  balances of the  Portfolios  to those funds for  temporary  investment  purposes.  In addition,  certain  Sub-advisors  may invest Portfolio assets in money market funds that they advise or in other investment companies.  Mutual funds pay their own operating expenses,  and the Portfolios,  as shareholders in the money market funds, will indirectly pay their proportionate share of such funds' expenses.

SHORT SALES "AGAINST THE BOX":

         While none of the Portfolios will make short sales generally,  the AST AIM International Equity Portfolio, the AST
Janus Overseas  Growth  Portfolio,  the AST American  Century  International  Growth  Portfolio,  the AST American  Century
International  Growth Portfolio II, the AST Janus Small-Cap Growth Portfolio,  the AST Janus Mid-Cap Growth Portfolio,  the
AST Alger  Mid-Cap  Growth  Portfolio,  the AST Alger Growth  Portfolio,  the AST JanCap  Growth  Portfolio,  the AST Janus
Strategic Value Portfolio,  the AST American Century Income & Growth  Portfolio,  the AST MFS Growth with Income Portfolio, the AST Gabelli  All-Cap Value  Portfolio,  the AST INVESCO Equity Income  Portfolio,  the AST American  Century  Strategic
Balanced  Portfolio,  the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited  Maturity Bond Portfolio may make short sales  "against the box." A short sale against the box involves  selling a security that the  Portfolio  owns, or has the right to obtain  without  additional  costs,  for delivery at a specified  date in the future.  A Portfolio  may make a short sale  against the box to hedge  against  anticipated  declines in the market  price of a portfolio  security.  If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisors
A I M Capital Management, Inc.
Alliance Capital Management L.P.
American Century Investment Management, Inc.
Cohen & Steers Capital Management, Inc.
Federated Investment Counseling
Founders Asset Management LLC
Fred Alger Management, Inc.
GAMCO Investors, Inc.
Kinetics Asset Management, Inc.
INVESCO Funds Group, Inc.
Janus Capital Corporation
J.P. Morgan Investment Management Inc.
Lord, Abbett & Co.
Marsico Capital Management, LLC
Massachusetts Financial Services Company
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
Sanford C. Bernstein & Co., LLC
Scudder Kemper Investments, Inc.
T. Rowe Price Associates, Inc.
T. Rowe Price International, Inc.

Custodians
PFPC Trust Company
Airport Business Center, International Court 2
200 Stevens Drive
Philadelphia, PA 19113

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, NY 11201

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One
Corporate Drive, Shelton, Connecticut 06484.

         Additional  information  about the  Portfolios  is included in a Statement  of  Additional  Information,  which is incorporated by reference into this Prospectus.  Additional  information about the Portfolios'  investments is available in the annual and semi-annual  reports to holders of variable annuity contracts and variable life insurance  policies.  In the annual reports, you will find a discussion of the market conditions and investment  strategies that significantly  affected each Portfolio's  performance  during its last fiscal year. The Statement of Additional  Information and additional  copies of annual and semi-annual reports are available without charge by calling the above number.

         The  information in the Trust's  filings with the Securities and Exchange  Commission  (including the Statement of
Additional  Information) is available from the  Commission.  Copies of this  information  may be obtained,  upon payment of duplicating  fees,  by  electronic  request  to  PUBLICINFO@SEC.GOV  or by  writing  the  Public  Reference  Section of the
                                                 ------------------
Commission,  Washington,  D.C.  20549-0102.  The  information  can also be reviewed and copied at the  Commission's  Public
Reference Room in  Washington,  D.C.  Information on the operation of the Public  Reference Room may be obtained by calling the  Commission  at  1-800-942-8090.  Finally,  information  about the Trust is  available  on the  EDGAR  database  on the
Commission's Internet site at HTTP://WWW.SEC.GOV.
                              ------------------

Investment Company Act File No. 811-5186

STATEMENT OF ADDITIONAL INFORMATION                                                                        October 23, 2000

                                                       AMERICAN SKANDIA TRUST
                                          One Corporate Drive, Shelton, Connecticut 06484
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American  Skandia  Trust (the "Trust") is a managed,  open-end  investment  company whose  separate  portfolios  ("Portfolios")  are diversified,  unless  otherwise  indicated.  The Trust seeks to meet the differing  objectives of its Portfolios.  Currently,  these
Portfolios are the AST Founders Passport  Portfolio,  the AST Scudder Japan Portfolio,  the AST AIM International  Equity Portfolio,
the AST Janus  Overseas  Growth  Portfolio,  the AST American  Century  International  Growth  Portfolio,  the AST American  Century
International  Growth  Portfolio II (formerly,  the AST T. Rowe Price  International  Equity  Portfolio),  the AST MFS Global Equity
Portfolio,  the AST Janus Small-Cap  Growth  Portfolio,  the AST Kemper  Small-Cap Growth  Portfolio,  the AST Federated  Aggressive
Growth Portfolio,  the AST Lord Abbett Small Cap Value Portfolio,  the AST Gabelli Small-Cap Value Portfolio  (formerly,  the AST T.
Rowe Price Small Company Value Portfolio),  the AST Janus Mid-Cap Growth Portfolio,  the AST Alger Mid-Cap Growth Portfolio, the AST
Neuberger  Berman  Mid-Cap  Growth  Portfolio,  the AST Neuberger  Berman  Mid-Cap  Value  Portfolio,  the AST Alger All-Cap  Growth
Portfolio,  the AST Gabelli All-Cap Value Portfolio,  the AST Kinetics Internet  Portfolio,  the AST T. Rowe Price Natural Resources
Portfolio,  the AST Alliance  Growth  Portfolio  (formerly,  the AST Oppenheimer  Large-Cap  Growth  Portfolio),  the AST MFS Growth
Portfolio,  the AST Alger Growth  Portfolio,  the AST Marsico Capital Growth  Portfolio,  the AST JanCap Growth  Portfolio,  the AST
Janus Strategic Value Portfolio,  the AST Cohen & Steers Realty  Portfolio,  the AST Sanford  Bernstein  Managed Index 500 Portfolio
(formerly,  the AST Bankers  Trust  Managed  Index 500  Portfolio),  the AST American  Century  Income & Growth  Portfolio,  the AST
Alliance Growth and Income Portfolio  (formerly,  the AST Lord Abbett Growth and Income  Portfolio),  the AST MFS Growth with Income
Portfolio,  the AST INVESCO Equity Income Portfolio,  the AST AIM Balanced  Portfolio,  the AST American Century Strategic  Balanced
Portfolio,  the AST T. Rowe Price Asset  Allocation  Portfolio,  the AST T. Rowe Price Global Bond Portfolio  (formerly,  the AST T.
Rowe Price  International Bond Portfolio),  the AST Federated High Yield Portfolio,  the AST Lord Abbett  Bond-Debenture  Portfolio,
the AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio.

American  Skandia  Investment  Services,  Incorporated  ("ASISI") is the investment  manager  ("Investment  Manager") for the Trust.
Currently,  ASISI engages a sub-advisor  ("Sub-advisor") for each Portfolio.  The Sub-advisor for each Portfolio is as follows:  (a)
Founders Asset Management LLC: AST Founders Passport Portfolio;  (b) Scudder Kemper Investments,  Inc.: AST Scudder Japan Portfolio,
AST Kemper  Small-Cap  Growth  Portfolio;  (c) A I M Capital  Management,  Inc.: AST AIM  International  Equity  Portfolio,  AST AIM
Balanced Portfolio;  (d) Janus Capital Corporation:  AST Janus Overseas Growth Portfolio,  AST Janus Small-Cap Growth Portfolio, AST
Janus Mid-Cap Growth Portfolio,  AST JanCap Growth Portfolio,  AST Janus Strategic Value Portfolio;  (e) American Century Investment
Management,  Inc.:  AST American  Century  International  Growth  Portfolio,  AST American  Century Income & Growth  Portfolio,  AST
American Century International Growth Portfolio II, AST American Century Strategic Balanced Portfolio;  (f) Massachusetts  Financial
Services Company:  AST MFS Global Equity Portfolio,  AST MFS Growth Portfolio,  AST MFS Growth with Income Portfolio;  (g) Federated
Investment Counseling:  AST Federated Aggressive Growth Portfolio,  AST Federated High Yield Portfolio;  (h) Lord, Abbett & Co.: AST
Lord Abbett Small Cap Value Portfolio,  Lord Abbett Bond-Debenture  Portfolio; (i) (j) GAMCO Investors,  Inc.; AST Gabelli Small-Cap
Value Portfolio,  AST Gabelli All-Cap Value Portfolio;  (k) Fred Alger  Management,  Inc.: AST Alger All-Cap Growth  Portfolio;  (l)
Neuberger Berman Management Inc.: AST Neuberger Berman Mid-Cap Value Portfolio,  AST Neuberger Berman Mid-Cap Growth Portfolio;  (m)
Kinetics Asset Management,  Inc.: AST Kinetics  Internet  Portfolio;  (n) T. Rowe Price Associates,  Inc.: AST T. Rowe Price Natural
Resources  Portfolio,  AST T. Rowe Price Asset  Allocation  Portfolio;  (o) Alliance  Capital  Management  L.P.: AST Alliance Growth
Portfolio,  AST Alliance Growth and Income  Portfolio;  (p) Marsico Capital  Management,  LLC: AST Marsico Capital Growth Portfolio;
(q) Cohen & Steers  Capital  Management,  Inc.:  AST Cohen & Steers  Realty  Portfolio;  (r) Sanford C.  Bernstein & Co., LLC; : AST
Sanford  Bernstein  Managed Index 500 Portfolio;  (s) INVESCO Funds Group,  Inc.: AST INVESCO Equity Income  Portfolio;  (q) T. Rowe
Price  International,  Inc.: AST T. Rowe Price Global Bond Portfolio (t) Pacific Investment  Management Company LLC: AST PIMCO Total
Return Bond  Portfolio,  AST PIMCO Limited  Maturity Bond  Portfolio;  and (u) J.P.  Morgan  Investment  Management  Inc.: AST Money
Market Portfolio.

This  Statement  of  Additional  Information  is not a  prospectus.  It  should  be read in  conjunction  with the  Trust's  current
Prospectus,  a copy of which may be  obtained  by  writing  the  Trust's  administrative  office at One  Corporate  Drive,  Shelton,
Connecticut 06484 or by calling (203) 926-1888.

This Statement relates to the Trust's Prospectus dated October 23, 2000.

                                                         TABLE OF CONTENTS
                                                         -----------------

Caption                                                                                                        Page
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General Information and History...................................................................................3
Investment Objectives and Policies................................................................................3
     AST Founders Passport Portfolio..............................................................................3
     AST Scudder Japan Portfolio...................................................................................

     AST Federated Aggressive Growth Portfolio.....................................................................

     AST Alger Mid-Cap Growth Portfolio............................................................................

     AST Gabelli All-Cap Value Portfolio...........................................................................
     AST Kinetics Internet Portfolio...............................................................................

     AST Alger Growth Portfolio....................................................................................
     AST Marsico Capital Growth Portfolio........................................................................97
     AST JanCap Growth Portfolio................................................................................100
     AST Janus Strategic Value Portfolio...........................................................................

     AST Lord Abbett Bond-Debenture Portfolio......................................................................

GENERAL INFORMATION AND HISTORY:

 .........Prior to May 1,  1992,  the Trust  was known as the  Henderson  International  Growth  Fund,  which  consisted  of only one portfolio.  This  Portfolio is now known as the AST AIM  International  Equity  Portfolio  (formerly,  the AST Putnam  International
Equity  Portfolio  and the  Seligman  Henderson  International  Equity  Portfolio).  The AST  Alliance  Growth and Income  Portfolio
(formerly,  the AST Lord Abbett Growth and Income  Portfolio) was first offered as of May 1, 1992.  The AST JanCap Growth  Portfolio and the AST Money Market  Portfolio  were first offered as of November 4, 1992.  The AST Neuberger  Berman  Mid-Cap Value  Portfolio
(formerly,  the Federated Utility Income Portfolio) and the AST AIM Balanced Portfolio (formerly,  the AST Putnam Balanced Portfolio and the AST Phoenix  Balanced Asset  Portfolio)  were first offered as of May 1, 1993. The AST Federated High Yield  Portfolio,  the
AST T. Rowe Price Asset Allocation  Portfolio,  the AST American  Century  International  Growth Portfolio II (formerly,  the AST T.
Rowe Price International Equity Portfolio),  the AST Janus Small-Cap Growth Portfolio  (formerly,  the Founders Capital Appreciation
Portfolio),  the AST INVESCO  Equity  Income  Portfolio  and the AST PIMCO  Total  Return Bond  Portfolio  were first  offered as of
December 31, 1993. The AST T. Rowe Price Global Bond Portfolio  (formerly,  the AST Scudder  International Bond Portfolio) was first offered as of May 1, 1994. The AST Neuberger Berman Mid-Cap Growth  Portfolio  (formerly,  the Berger Capital Growth  Portfolio) was first offered as of October 19, 1994. The AST Founders Passport  Portfolio  (formerly,  the Seligman Henderson  International  Small
Cap  Portfolio),  the AST T. Rowe Price Natural  Resources  Portfolio and the AST PIMCO Limited  Maturity Bond  Portfolio were first offered as of May 2, 1995. The AST Alliance Growth  Portfolio  (formerly,  the AST Oppenheimer  Large-Cap  Growth  Portfolio and the
Robertson  Stephens Value + Growth  Portfolio) was first offered as of May 2, 1996. The AST Janus  Overseas  Growth  Portfolio,  the
AST Gabelli  Small-Cap Value Portfolio  (formerly,  the AST T. Rowe Price Small Company Value  Portfolio),  the AST American Century
International  Growth Portfolio,  the AST American Century Strategic Balanced Portfolio and the AST American Century Income & Growth
Portfolio  (formerly,  the AST Putnam Value Growth & Income  Portfolio)  were first  offered as of January 2, 1997.  The AST Marsico
Capital  Growth  Portfolio was first offered as of December 22, 1997. The AST Lord Abbett Small Cap Value  Portfolio,  the AST Cohen
& Steers  Realty  Portfolio,  the AST Stein Roe  Venture  Portfolio,  and the AST  Sanford  Bernstein  Managed  Index 500  Portfolio
(formerly,  the AST Bankers Trust Managed Index 500 Portfolio)  were first offered as of January 2, 1998.  The AST Kemper  Small-Cap
Growth  Portfolio was first offered as of January 4, 1999.  The AST MFS Global Equity  Portfolio,  the AST MFS Growth  Portfolio and
the AST MFS Growth with Income  Portfolio  were first  offered as of October 18, 1999.  The AST Alger All-Cap  Growth  Portfolio was
first  offered as of December  30,  1999.  The AST Janus  Mid-Cap  Growth  Portfolio  was first  offered as of May 1, 2000.  The AST
Scudder Japan Portfolio,  the AST Federated  Aggressive Growth Portfolio,  the AST Gabelli Small-Cap Value Portfolio,  the AST Alger
Mid-Cap  Growth  Portfolio,  AST Gabelli  All-Cap  Value  Portfolio,  the AST  Kinetics  Internet  Portfolio,  the AST Alger  Growth
Portfolio,  the AST Janus Strategic Value Portfolio and the AST Lord Abbett  Bond-Debenture  Portfolio had not been offered prior to the date of this Prospectus.

INVESTMENT OBJECTIVES AND POLICIES:

 .........The following  information  supplements,  and should be read in conjunction with, the discussion in the Trust's  Prospectus of the investment  objective and policies of each Portfolio.  The investment  objective and supplemental  information  regarding the investment  policies for each of the  Portfolios  are described  below and should be  considered  separately.  Each  Portfolio has a different  investment  objective and certain policies may vary. As a result,  the risks,  opportunities and return in each Portfolio may differ.  There can be no  assurance  that any  Portfolio's  investment  objective  will be  achieved.  Certain  risk  factors in relation to various  securities  and  instruments in which the Portfolios may invest are described in this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

 .........The investment  objective and the investment policies and limitations of each Portfolio,  unless otherwise  specified,  are not  "fundamental"  policies and may be changed by the Board of Trustees of the Trust without  approval of the  shareholders  of the affected Portfolio.  Those investment  policies  specifically  labeled as fundamental,  including those described in the "Investment
Restrictions"  section of this Statement,  may not be changed without  shareholder  approval.  Fundamental  investment policies of a
Portfolio  may be changed  only with the  approval  of at least the lesser of (1) 67% or more of the total  shares of the  Portfolio represented at a meeting at which more than 50% of the  outstanding  shares of the Portfolio are  represented,  or (2) a majority of the outstanding shares of the Portfolio.

AST Founders Passport Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital appreciation.

Investment Policies:

         Options  On Stock  Indices  and  Stocks.  An option is a right to buy or sell a  security  at a  specified  price  within a limited  period of time.  The  Portfolio  may write  ("sell")  covered call options on any or all of its  portfolio  securities.  In addition, the Portfolio may purchase options on securities.  The Portfolio may also purchase put and call options on stock indices.

         The Portfolio may write ("sell")  options on any or all of its portfolio  securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate.  No specified  percentage of the Portfolio's  assets is invested in securities with respect to which options may be written.  The extent of the Portfolio's  option writing  activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         When the Portfolio  purchases a security with respect to which it intends to write an option,  it is likely that the option will be written  concurrently  with or shortly after purchase.  The Portfolio will write an option on a particular  security only if the  Sub-advisor  believes  that a liquid  secondary  market will exist on an exchange  for options of the same  series,  which will permit the Portfolio to enter into a closing  purchase  transaction and close out its position.  If the Portfolio  desires to sell a particular  security on which it has written an option, it will effect a closing purchase  transaction prior to or concurrently with the sale of the security.

         The Portfolio may enter into closing  purchase  transactions  to reduce the  percentage of its assets against which options are  written,  to  realize a profit on a  previously  written  option,  or to enable it to write  another  option on the  underlying security with either a different exercise price or expiration time or both.

         Options  written by the  Portfolio  will  normally  have  expiration  dates  between  three and nine  months  from the date written.  The exercise prices of options may be below,  equal to or above the current market values of the underlying  securities at the times the options are written.  From time to time for tax and other reasons,  the Portfolio may purchase an underlying  security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

         A stock index  measures the movement of a certain group of stocks by assigning  relative  values to the stocks  included in the index.  The Portfolio  purchases put options on stock indices to protect the portfolio  against decline in value.  The Portfolio purchases  call options on stock indices to establish a position in equities as a temporary  substitute  for  purchasing  individual stocks that then may be acquired over the option period in a manner  designed to minimize  adverse price  movements.  Purchasing put and call  options on stock  indices also permits  greater time for  evaluation  of  investment  alternatives.  When the  Sub-advisor believes  that the trend of stock prices may be downward,  particularly  for a short period of time,  the purchase of put options on stock  indices  may  eliminate  the need to sell less  liquid  stocks and  possibly  repurchase  them  later.  The  purpose of these transactions  is not to generate gain,  but to "hedge"  against  possible  loss.  Therefore,  successful  hedging  activity will not produce  net gain to the  Portfolio.  Any gain in the price of a call option is likely to be offset by higher  prices the  Portfolio must pay in rising  markets,  as cash  reserves are  invested.  In declining  markets,  any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

         The  Portfolio  may  purchase  only those put and call  options  that are listed on a  domestic  exchange  or quoted on the automatic quotation system of the National  Association of Securities Dealers,  Inc.  ("NASDAQ").  Options traded on stock exchanges are either  broadly  based,  such as the  Standard & Poor's 500 Stock Index and 100 Stock Index,  or involve  stocks in a designated industry or group of  industries.  The Portfolio may utilize  either  broadly  based or market  segment  indices in seeking a better correlation between the indices and the portfolio.

         Transactions  in options are subject to  limitations,  established  by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single  investor or group of investors  acting in concert, regardless  of whether the options  are held in one or more  accounts.  Thus,  the number of options the  Portfolio  may hold may be affected by options held by other advisory clients of the Sub-advisor.  As of the date of this Statement,  the Sub-advisor  believes that these limitations will not affect the purchase of stock index options by the Portfolio.

         One risk of  holding a put or a call  option is that if the option is not sold or  exercised  prior to its  expiration,  it becomes  worthless.  However,  this risk is limited to the premium paid by the Portfolio.  Other risks of purchasing options include the  possibility  that a liquid  secondary  market  may not  exist at a time  when the  Portfolio  may wish to close  out an  option position.  It is also  possible  that  trading in options on stock  indices  might be halted at a time when the  securities  markets generally  were to remain  open.  In cases where the market value of an issue  supporting  a covered call option  exceeds the strike price  plus the  premium  on the call,  the  Portfolio  will lose the right to  appreciation  of the stock for the  duration  of the option.  For an  additional  discussion  of options  on stock  indices  and stocks and  certain  risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  Contracts.  The  Portfolio  may enter into  futures  contracts  (or options  thereon) for hedging  purposes.  U.S.
futures  contracts  are traded on  exchanges  which  have been  designated  "contract  markets"  by the  Commodity  Futures  Trading
Commission  ("CFTC") and must be executed  through a futures  commission  merchant (an "FCM") or brokerage firm which is a member of the relevant  contract  market.  Although  futures  contracts by their terms call for the delivery or  acquisition of the underlying commodities or a cash payment based on the value of the underlying  commodities,  in most cases the contractual obligation is offset before the delivery date of the contract by buying,  in the case of a contractual  obligation to sell, or selling,  in the case of a contractual  obligation to buy, an identical futures contract on a commodities  exchange.  Such a transaction cancels the obligation to make or take delivery of the commodities.

         The  acquisition or sale of a futures  contract could occur,  for example,  if the Portfolio held or considered  purchasing equity  securities  and sought to protect  itself from  fluctuations  in prices  without  buying or selling  those  securities.  For example,  if prices were expected to decrease,  the Portfolio could sell equity index futures contracts,  thereby hoping to offset a potential  decline in the value of equity  securities  in the  portfolio  by a  corresponding  increase  in the value of the futures contract  position held by the Portfolio and thereby  prevent the Portfolio's net asset value from declining as much as it otherwise would have. The Portfolio also could protect  against  potential  price  declines by selling  portfolio  securities and investing in money market  instruments.  However,  since the futures market is more liquid than the cash market,  the use of futures contracts as an investment technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities.

         Similarly,  when prices of equity  securities  are expected to increase,  futures  contracts  could be bought to attempt to hedge  against the  possibility  of having to buy equity  securities  at higher  prices.  This  technique is  sometimes  known as an anticipatory  hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity  securities,  the
Portfolio  could take  advantage of the potential  rise in the value of equity  securities  without buying them until the market had stabilized.  At that time,  the futures  contracts  could be liquidated  and the Portfolio  could buy equity  securities on the cash market.

         The Portfolio may also enter into interest rate and foreign currency  futures  contracts.  Interest rate futures  contracts currently are traded on a variety of fixed-income  securities,  including long-term U.S. Treasury Bonds, Treasury Notes,  Government
National Mortgage Association modified pass-through  mortgage-backed  securities,  U.S. Treasury Bills, bank certificates of deposit and commercial  paper.  Foreign  currency futures  contracts  currently are traded on the British pound,  Canadian dollar,  Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         The Portfolio will not, as to any positions,  whether long, short or a combination thereof,  enter into futures and options thereon for which the  aggregate  initial  margins and premiums  exceed 5% of the fair market value of its total assets after taking into  account  unrealized  profits  and  losses on  options  entered  into.  In the case of an option  that is  "in-the-money,"  the in-the-money  amount may be excluded in computing  such 5%. In general a call option on a future is  "in-the-money"  if the value of the future  exceeds  the  exercise  ("strike")  price of the call;  a put option on a future is  "in-the-money"  if the value of the future  which is the  subject of the put is  exceeded  by the strike  price of the put.  The  Portfolio  may use futures and options thereon  solely for bona fide hedging or for other  non-speculative  purposes.  As to long  positions  which are used as part of the
Portfolio's  strategies and are incidental to its activities in the underlying cash market, the "underlying  commodity value" of the
Portfolio's  futures and options  thereon must not exceed the sum of (i) cash set aside in an  identifiable  manner,  or  short-term
U.S. debt obligations or other  dollar-denominated  high-quality,  short-term money instruments so set aside, plus sums deposited on margin;  (ii) cash proceeds from  existing  investments  due in 30 days;  and (iii) accrued  profits held at the futures  commission merchant.  The "underlying  commodity  value" of a future is computed by multiplying the size of the future by the daily  settlement price of the future.  For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the  situation in which the Portfolio  purchases or sells a security,  no price is paid or received by the Portfolio upon the purchase or sale of a futures  contract.  Instead,  the  Portfolio is required to deposit in a segregated  asset account an amount of cash or qualifying  securities  (currently U.S. Treasury bills),  currently in a minimum amount of $15,000. This is called
"initial  margin."  Such initial  margin is in the nature of a  performance  bond or good faith  deposit on the  contract.  However, since losses on open contracts are required to be reflected in cash in the form of variation margin  payments,  the Portfolio may be required to make  additional  payments  during the term of a contract to its broker.  Such payments would be required,  for example, where,  during the term of an interest rate futures  contract  purchased by the Portfolio,  there was a general increase in interest rates,  thereby making the  Portfolio's  securities  less  valuable.  In all instances  involving the purchase of financial  futures contracts  by the  Portfolio,  an amount  of cash  together  with such  other  securities  as  permitted  by  applicable  regulatory authorities  to be utilized for such  purpose,  at least equal to the market value of the future  contracts,  will be deposited in a segregated  account with the Portfolio's  custodian to collateralize the position.  At any time prior to the expiration of a futures contract,  the  Portfolio  may elect to close its  position by taking an  opposite  position  which will  operate to  terminate  the
Portfolio's position in the futures contract.

         Because  futures  contracts  are  generally  settled  within a day from the date  they  are  closed  out,  compared  with a settlement  period of three business days for most types of securities,  the futures markets can provide  superior  liquidity to the securities  markets.  Nevertheless,  there is no assurance a liquid secondary market will exist for any particular  futures contract at any particular time. In addition,  futures exchanges may establish daily price  fluctuation  limits for futures contracts and may halt trading if a contract's  price moves upward or downward  more than the limit in a given day. On volatile  trading days when the price  fluctuation  limit is reached,  it would be  impossible  for the  Portfolio to enter into new positions or close out existing positions.  If the secondary market for a futures  contract were not liquid because of price  fluctuation  limits or otherwise,  the
Portfolio would not promptly be able to liquidate  unfavorable  futures  positions and potentially  could be required to continue to hold a futures position until the delivery date,  regardless of changes in its value. As a result,  the Portfolio's  access to other assets held to cover its futures  positions also could be impaired.  For an additional  discussion of futures  contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The  Portfolio  may  purchase  put and call  options on futures  contracts.  An option on a futures  contract  provides the holder with the right to enter into a "long"  position in the underlying  futures  contract,  in the case of a call option, or a "short" position in the underlying  futures  contract,  in the case of a put option, at a fixed exercise price to a stated  expiration  date.  Upon exercise of the option by the holder,  a contract  market  clearing  house  establishes a corresponding  short position for the writer of the option, in the case of a call option, or a corresponding  long position,  in the case of a put option.  In the event that an option is exercised,  the parties will be subject to all the risks  associated  with the trading of futures contracts, such as payment of variation margin deposits.

         A position  in an option on a futures  contract  may be  terminated  by the  purchaser  or seller  prior to  expiration  by effecting a closing purchase or sale transaction,  subject to the availability of a liquid secondary  market,  which is the purchase or sale of an option of the same series (i.e.,  the same exercise price and expiration date) as the option  previously  purchased or sold.  The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option,  whether  based on a futures  contract,  a stock index or a security,  becomes  worthless  to the holder when it expires.  Upon exercise of an option,  the exchange or contract market clearing house assigns  exercise notices on a random basis to those of its members which have written  options of the same series and with the same  expiration  date. A brokerage  firm receiving such  notices  then assigns  them on a random  basis to those of its  customers  which have  written  options of the same series and expiration  date. A writer  therefore has no control over whether an option will be exercised  against it, nor over the time of such exercise.

         The  purchase of a call option on a futures  contract  is similar in some  respects to the  purchase of a call option on an individual  security.  See "Options on Foreign  Currencies"  below.  Depending  on the pricing of the option  compared to either the price of the futures contract upon which it is based or the price of the underlying  instrument,  ownership of the option may or may not be less risky than ownership of the futures contract or the underlying  instrument.  As with the purchase of futures  contracts, when the Portfolio is not fully  invested it could buy a call option on a futures  contract to hedge against a market  advance.  The purchase of a put option on a futures  contract is similar in some respects to the purchase of  protective  put options on portfolio securities.  For example,  the Portfolio would be able to buy a put option on a futures contract to hedge the Portfolio  against the risk of falling prices.  For an additional  discussion of options on futures contracts and certain risks involved therein,  see this
Statement and the Trust's Prospectus under "Certain Risks Factors and Investment Methods."

         Options on Foreign  Currencies.  The Portfolio  may buy and sell options on foreign  currencies  for hedging  purposes in a manner similar to that in which futures on foreign  currencies  would be utilized.  For example,  a decline in the U.S. dollar value of a foreign currency in which portfolio  securities are denominated would reduce the U.S. dollar value of such securities,  even if their value in the foreign  currency  remained  constant.  In order to protect  against such  diminutions  in the value of portfolio securities,  the  Portfolio  could buy put options on the foreign  currency.  If the value of the currency  declines,  the Portfolio would have the right to sell such currency for a fixed amount in U.S.  dollars and would thereby  offset,  in whole or in part,  the adverse  effect on the Portfolio  which  otherwise  would have  resulted.  Conversely,  when a rise is projected in the U.S.  dollar value of a currency in which  securities  to be acquired  are  denominated,  thereby  increasing  the cost of such  securities,  the
Portfolio  could buy call options  thereon.  The purchase of such  options  could  offset,  at least  partially,  the effects of the adverse movements in exchange rates.

         Options on foreign  currencies  traded on national  securities  exchanges are within the jurisdiction of the Securities and
Exchange  Commission (the "SEC"), as are other securities traded on such exchanges.  As a result,  many of the protections  provided to traders on organized  exchanges will be available with respect to such transactions.  In particular,  all foreign currency option positions entered into on a national  securities  exchange are cleared and guaranteed by the Options Clearing  Corporation  ("OCC"), thereby reducing the risk of counterparty  default.  Further,  a liquid secondary market in options traded on a national  securities exchange may be more readily available than in the over-the-counter  market,  potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of  exchange-traded  foreign currency options,  however,  is subject to the risks of the availability of a liquid  secondary  market  described  above,  as well as the risks  regarding  adverse market  movements,  margining of options written,  the nature of the foreign currency market,  possible  intervention by governmental  authorities,  and the effects of other political and economic events. In addition,  exchange-traded  options on foreign  currencies  involve certain risks not presented by the  over-the-counter  market. For example,  exercise and settlement of such options must be made exclusively through the OCC, which has  established  banking  relationships  in  applicable  foreign  countries  for this  purpose.  As a  result,  the OCC may,  if it determines  that  foreign  governmental  restrictions  or taxes would  prevent the orderly  settlement  of foreign  currency  option exercises,  or would  result in undue  burdens  on the OCC or its  clearing  member,  impose  special  procedures  on  exercise  and settlement,  such as  technical  changes in the  mechanics  of delivery of  currency,  the fixing of dollar  settlement  prices,  or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options.  The  successful  use of the investment  practices  described  above with respect to futures contracts,  options on futures contracts, and options on securities indices,  securities,  and foreign currencies draws upon skills and  experience  which are  different  from those needed to select the other  instruments  in which the  Portfolio invests.  Should  interest or exchange  rates or the prices of securities or financial  indices move in an  unexpected  manner,  the
Portfolio  may not achieve the desired  benefits of futures and options or may realize  losses and thus be in a worse  position than if such strategies had not been used.  Unlike many  exchange-traded  futures contracts and options on futures  contracts,  there are no daily price  fluctuation  limits with respect to options on  currencies  and  negotiated  or  over-the-counter  instruments,  and adverse  market  movements  could  therefore  continue to an unlimited  extent over a period of time. In addition,  the  correlation between  movements in the price of the  securities  and  currencies  hedged or used for cover will not be perfect and could  produce unanticipated losses.

         The  Portfolio's  ability to dispose of its  positions in the  foregoing  instruments  will depend on the  availability  of liquid  markets in the  instruments.  Markets in a number of the  instruments  are  relatively  new and still  developing  and it is impossible  to predict the amount of trading  interest that may exist in those  instruments  in the future.  Particular  risks exist with respect to the use of each of the foregoing  instruments and could result in such adverse  consequences to the Portfolio as the possible  loss of the  entire  premium  paid for an option  bought by the  Portfolio  and the  possible  need to defer  closing  out positions in certain  instruments  to avoid  adverse tax  consequences.  As a result,  no assurance  can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

         In addition,  options on U.S. Government  securities,  futures contracts,  options on futures contracts,  forward contracts and options on foreign currencies may be traded on foreign exchanges and  over-the-counter  in foreign countries.  Such transactions are subject to the risk of governmental  actions affecting trading in or the prices of foreign  currencies or securities.  The value of such  positions  also could be affected  adversely by (i) other  complex  foreign  political  and economic  factors,  (ii) lesser availability than in the United States of data on which to make trading  decisions,  (iii) delays in the Portfolio's  ability to act upon economic events occurring in foreign markets during  nonbusiness  hours in the United States,  (iv) the imposition of different exercise and settlement  terms and procedures and margin  requirements  than in the United States,  and (v) low trading volume.  For an  additional  discussion  of certain  risks  involved in  investing  in futures and options,  see this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  Investments in foreign countries  involve certain risks which are not typically  associated with U.S.
investments.  For a discussion of certain risks involved in foreign  investing,  see this Statement and the Trust's Prospectus under
"Certain Risk Factors and Investment Methods."

         Forward  Contracts  for Purchase or Sale of Foreign  Currencies.  The  Portfolio  generally  conducts its foreign  currency exchange  transactions on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign exchange  currency market.  When the
Portfolio  purchases or sells a security  denominated in a foreign  currency,  it may enter into a forward foreign currency contract
("forward  contract") for the purchase or sale,  for a fixed amount of dollars,  of the amount of foreign  currency  involved in the underlying  security  transaction.  A forward  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed  number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the  contract.  The  Portfolio  generally  will not enter into  forward  contracts  with a term  greater  than one year.  In this manner,  the Portfolio may obtain  protection  against a possible loss resulting from an adverse change in the relationship  between the U.S.  dollar and the foreign  currency  during the period  between the date the  security is purchased or sold and the date upon which  payment is made or received.  Although  such  contracts  tend to minimize the risk of loss due to the decline in the value of the hedged  currency,  at the same time they tend to limit any  potential  gain which might result should the value of such currency increase.  The Portfolio will not speculate in forward contracts.

         Forward  contracts  are  traded in the  interbank  market  conducted  directly  between  currency  traders  (usually  large commercial banks) and their customers.  Generally a forward contract has no deposit  requirement,  and no commissions are charged at any stage for trades.  Although foreign  exchange dealers do not charge a fee for conversion,  they do realize a profit based on the difference between the prices at which they buy and sell various  currencies.  When the Sub-advisor  believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S. dollar (or sometimes against another  currency),  the
Portfolio may enter into a forward  contract to sell, for a fixed dollar or other currency amount,  foreign  currency  approximating the value of some or all of the  Portfolio's  securities  denominated  in that  currency.  In addition,  the Portfolio may engage in
"proxy-hedging,"  i.e.,  entering into forward  contracts to sell a different  foreign currency than the one in which the underlying investments  are  denominated  with the  expectation  that the value of the hedged  currency  will  correlate  with the value of the underlying  currency.  The Portfolio will not enter into forward  contracts or maintain a net exposure to such  contracts  where the fulfillment of the contracts  would require the Portfolio to deliver an amount of foreign  currency or a proxy currency in excess of the value of its portfolio  securities or other assets  denominated in the currency being hedged.  Forward  contracts may, from time to time,  be  considered  illiquid,  in which case they would be subject to the  Portfolio's  limitation  on  investing  in illiquid securities.

         At the  consummation of a forward  contract for delivery by the Portfolio of a foreign  currency,  the Portfolio may either make delivery of the foreign  currency or terminate  its  contractual  obligation  to deliver the foreign  currency by purchasing an offsetting  contract  obligating  it to  purchase,  at the same  maturity  date,  the same  amount of the foreign  currency.  If the
Portfolio  chooses to make  delivery  of the foreign  currency,  it may be  required  to obtain  such  currency  through the sale of portfolio securities denominated in such currency or through conversion of other Portfolio assets into such currency.

         Dealings in forward  contracts  by the  Portfolio  will be limited to the  transactions  described  above.  Of course,  the
Portfolio is not required to enter into such  transactions with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate  by the  Sub-advisor.  It also should be realized  that this method of protecting  the value of the
Portfolio's  securities  against a decline in the value of a currency does not eliminate  fluctuations  in the underlying  prices of the  securities.  It simply  establishes  a rate of  exchange  which can be achieved  at some  future  point in time.  Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged  currency,  at the same time they tend to limit any potential gain which might result should the value of such currency  increase.  For an additional  discussion of forward  foreign  currency  contracts and certain risks involved  therein,  see this Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Lower-Rated  or Unrated  Fixed-Income  Securities.  The Portfolio  may invest up to 5% of its total assets in  fixed-income securities  which are unrated or are rated below  investment  grade  either at the time of purchase or as a result of  reduction  in rating  after  purchase.  (This  limitation  does not  apply  to  convertible  securities  and  preferred  stocks.)  Investments  in lower-rated or unrated  securities  are generally  considered to be of high risk.  These debt  securities,  commonly  referred to as junk bonds,  are  generally  subject to two kinds of risk,  credit risk and market  risk.  Credit risk relates to the ability of the issuer to meet  interest  or  principal  payments,  or both,  as they come due.  The ratings  given a security by Moody's  Investors
Service,  Inc.  ("Moody's")  and  Standard  & Poor's  ("S&P")  provide  a  generally  useful  guide as to such  credit  risk.  For a description of securities  ratings,  see the Appendix to this Statement.  The lower the rating given a security by a rating service, the greater the credit risk such rating  service  perceives  to exist with  respect to the  security.  Increasing  the amount of the
Portfolio's  assets  invested in unrated or lower grade  securities,  while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market values of debt  securities in which the Portfolio  invests  generally  will be affected  by changes in the level of interest  rates.  An  increase  in interest  rates will tend to reduce the market  values of such  securities,  whereas a decline in interest rates will tend to increase their values.  Medium and  lower-rated  securities (Baa or BBB and lower) and  non-rated  securities  of comparable  quality tend to be subject to wider  fluctuations  in yields and market values than higher rated  securities and may have  speculative  characteristics.  In order to decrease the risk in investing in debt securities,  in no event will the Portfolio  ever invest in a debt security  rated below B by Moody's or by S&P. Of course,  relying in part on ratings  assigned  by credit  agencies  in making  investments  will not  protect  the  Portfolio  from the risk that the securities  in which they invest will decline in value,  since credit  ratings  represent  evaluations  of the safety of  principal, dividend,  and interest  payments on debt  securities,  and not the market  values of such  securities,  and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because  investment in medium and  lower-rated  securities  involves  greater credit risk,  achievement of the  Portfolio's investment  objective may be more dependent on the  Sub-advisor's  own credit analysis than is the case for funds that do not invest in such  securities.  In  addition,  the  share  price  and  yield of the  Portfolio  may  fluctuate  more than in the case of funds investing in higher  quality,  shorter term  securities.  Moreover,  a significant  economic  downturn or major increase in interest rates may result in issuers of lower-rated  securities  experiencing  increased financial stress, which would adversely affect their ability to service their  principal,  dividend,  and interest  obligations,  meet projected  business goals,  and obtain  additional financing.  In this regard,  it should be noted that while the market for high yield debt  securities has been in existence for many years and from time to time has experienced  economic downturns in recent years, this market has involved a significant  increase in the use of high yield debt  securities to fund highly  leveraged  corporate  acquisitions  and  restructurings.  Past experience may not, therefore,  provide an accurate indication of future performance of the high yield debt securities market,  particularly during periods of economic  recession.  Furthermore,  expenses  incurred in recovering an investment in a defaulted  security may adversely affect the  Portfolio's  net asset value.  Finally,  while the  Sub-advisor  attempts to limit  purchases of medium and  lower-rated securities to securities having an established  secondary  market,  the secondary market for such securities may be less liquid than the market for higher quality  securities.  The reduced  liquidity of the secondary  market for such securities may adversely affect the market price of, and ability of the Portfolio to value,  particular  securities at certain times, thereby making it difficult to make  specific  valuation  determinations.  The Portfolio  does not invest in any medium and  lower-rated  securities  which present special tax  consequences,  such as zero-coupon bonds or pay-in-kind  bonds. For an additional  discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Sub-advisor seeks to reduce the overall risks associated with the Portfolio's  investments through  diversification and consideration of factors  affecting the value of securities it considers  relevant.  No assurance can be given,  however,  regarding the degree of success that will be achieved in this regard or that the Portfolio will achieve its investment objective.

         Convertible  Securities.  The Portfolio may buy securities  convertible into common stock if, for example,  the Sub-advisor believes that a company's  convertible  securities  are  undervalued  in the market.  Convertible  securities  eligible for purchase include  convertible bonds,  convertible  preferred stocks,  and warrants.  A warrant is an instrument issued by a corporation which gives the holder the right to  subscribe  to a specific  amount of the  corporation's  capital  stock at a set price for a specified period of time.  Warrants do not represent  ownership of the  securities,  but only the right to buy the  securities.  The prices of warrants do not necessarily  move parallel to the prices of underlying  securities.  Warrants may be considered  speculative in that they have no voting  rights,  pay no  dividends,  and have no rights  with  respect to the  assets of a  corporation  issuing  them.
Warrant  positions  will not be used to increase  the leverage of the  Portfolio;  consequently,  warrant  positions  are  generally accompanied by cash positions equivalent to the required exercise amount.

         Temporary  Defensive  Investments.  Up to  100%  of the  assets  of the  Portfolio  may be  invested  temporarily  in  U.S.
government obligations,  commercial paper, bank obligations,  repurchase agreements,  negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S.  depository  institutions,  U.S. branches of foreign depository  institutions,  and foreign depository institutions,  in cash, or in other cash equivalents,  if the Sub-advisor determines it to be appropriate for purposes of enhancing  liquidity or  preserving  capital in light of  prevailing  market or economic  conditions.  U.S.  government  obligations include Treasury bills, notes and bonds, and issues of United States agencies,  authorities and  instrumentalities.  Some government obligations,  such as  Government  National  Mortgage  Association  pass-through  certificates,  are supported by the full faith and credit of the United States  Treasury.  Other  obligations,  such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow  from the United  States  Treasury;  and others,  such as bonds  issued by Federal  National  Mortgage
Association (a private  corporation),  are supported only by the credit of the agency,  authority or instrumentality.  The Portfolio also may invest in obligations  issued by the International  Bank for  Reconstruction  and Development  (IBRD or "World Bank").  For
more  information on  mortgage-backed  securities,  see this Statement and the Company's  Prospectus under "Certain Risk Factors and
Investment Methods."

         Investment  Policies Which May be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Founders Passport Portfolio.  These limitations are not "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest  more than 15% of the  market  value of its net  assets in  securities  which are not  readily  marketable, including repurchase agreements maturing in over seven days;

         2.       Purchase securities of other investment companies except in compliance with the 1940 Act;

         3.       Invest in companies for the purpose of exercising control or management.

         4.       Purchase any securities on margin except to obtain such  short-term  credits as may be necessary for the clearance of  transactions  (and provided that margin  payments and other deposits in connection  with  transactions  in options,  futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

         5.       Sell securities short.

         In addition,  in periods of uncertain market and economic conditions,  as determined by the Sub-advisor,  the Portfolio may depart from its basic investment  objective and assume a defensive  position with up to 100% of its assets  temporarily  invested in high quality corporate bonds or notes and government issues, or held in cash.

         If a percentage  restriction  is adhered to at the time of investment,  a later  increase or decrease in percentage  beyond the specified limit that results from a change in values or net assets will not be considered a violation.

AST Scudder Japan Portfolio:

Investment  Objective:  The  Portfolio's  investment  objective  is  long-term  capital  appreciation,  which it seeks to achieve by investing primarily in the equity securities (including American Depositary Receipts) of Japanese companies, as described below.

Investment Policies:

         Under  normal  conditions,  the  Portfolio  will invest at least 80% of its net assets in Japanese  securities  -- that is, securities  issued by entities  that are  organized  under the laws of Japan  ("Japanese  companies"),  securities  of affiliates of
Japanese  companies,  wherever organized or traded, and securities of issuers not organized under the laws of Japan but deriving 50%
or more of their revenues from Japan. In so doing,  the Portfolio's  investments in Japanese  securities will be primarily in common stocks of Japanese companies.  However,  the Portfolio may also invest in other equity securities issued by Japanese entities,  such as  warrants  and  convertible  debentures,  and in debt  securities,  such as  those of the  Japanese  government  and of  Japanese companies,  when the  Portfolio's  Sub-advisor  believes  that the  potential  for  capital  appreciation  from  investment  in debt securities equals or exceeds that available from investment in equity securities.

         The  Portfolio  may invest up to 20% of its total assets in cash or in  short-term  government  or other  short-term  prime obligations in order to have funds readily available for general corporate  purposes,  including the payment of operating  expenses, dividends  and  redemptions,  or for the  investment  in  securities  through  exercise  of rights or  otherwise,  or in  repurchase agreements  in order to earn income for  periods as short as  overnight.  When the  Sub-advisor  determines  that market or economic conditions so warrant,  the Portfolio may, for temporary  defensive  purposes,  invest more than 20% of its total assets in cash and cash  equivalents.  For  instance,  there may be  periods  when  changes in market or other  economic  conditions,  or in  political conditions,  will make advisable a reduction in equity  positions and increased  commitments  in cash or corporate debt  securities, whether or not Japanese, or in the obligations of the government of the United States or of Japan or of other governments.

         The Portfolio  purchases  and holds  securities  that the  Sub-advisor  believes  have the potential for long-term  capital appreciation; investment income is a secondary consideration in the selection of portfolio securities.

         The Portfolio may invest up to 30% of its net assets in the equity  securities of Japanese  companies that are traded in an over-the-counter  market  rather than listed on a  securities  exchange.  These are  generally  securities  of  relatively  small or little-known  companies that the  Sub-advisor  believes have  above-average  earnings growth  potential.  Securities that are traded over-the-counter  may not be traded in the volumes typical on a national securities  exchange.  Consequently,  in order to sell this type of holding,  the Portfolio may need to discount the  securities  from recent  prices or dispose of the  securities  over a long period of time.  The prices of this type of security may be more  volatile  than those of larger  companies,  which are often traded on a national securities exchange.

         Foreign  Currencies.  Although  the  Portfolio  values its  assets  daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily  basis.  It will do so from time to time,  and  investors should be aware of the costs of currency  conversion.  Although foreign  exchange  dealers do not charge a fee for conversion,  they do realize a profit  based on the  difference  (the  "spread")  between  the prices at which  they are  buying and  selling  various currencies.  Thus,  a dealer may offer to sell a foreign  currency to the  Portfolio  at one rate,  while  offering a lesser rate of exchange  should the  Portfolio  desire to resell that  currency to the dealer.  The  Portfolio  will  conduct its foreign  currency exchange  transactions  either on a spot (i.e.,  cash) basis, or through  entering into forward or futures  contracts to purchase or sell foreign currencies.

         Depositary  Receipts.  The Portfolio may invest  indirectly in securities of emerging country issuers through  sponsored or unsponsored American Depositary Receipts ("ADRs"),  Global Depositary Receipts ("GDRs"),  International Depositary Receipts ("IDRs")
and other types of  Depositary  Receipts  (which,  together  with ADRs,  GDRs and IDRs are  hereinafter  referred to as  "Depositary
Receipts").  Depositary  Receipts may not  necessarily be denominated in the same currency as the underlying  securities  into which they may be converted.  ADRs are  Depositary  Receipts  typically  issued by a United  States bank or trust  company which  evidence ownership  of  underlying  securities  issued by a foreign  corporation.  GDRs,  IDRs and other  types of  Depositary  Receipts  are typically  issued by foreign banks or trust  companies,  although they also may be issued by United States banks or trust companies, and evidence ownership of underlying  securities issued by either a foreign or a United States  corporation.  Generally,  Depositary
Receipts in registered  form are designed for use in the United States  securities  markets and  Depositary  Receipts in bearer form are designed for use in securities  markets outside the United States.  For purposes of the  Portfolio's  investment  policies,  the
Portfolio's  investments  in ADRs,  GDRs and other types of Depositary  Receipts will be deemed to be  investments in the underlying securities.  Depositary  Receipts other than those  denominated in U.S.  dollars will be subject to foreign  currency  exchange rate risk.  Certain  Depositary  Receipts may not be listed on an exchange  and  therefore  may be illiquid  securities.  For  additional information on Depositary Receipts, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Debt  Securities.  When the  Sub-advisor  believes  that it is  appropriate  to do so in order to achieve  the  Portfolio's objective of long-term  capital  growth,  the Portfolio may invest up to 20% of its total assets in debt  securities of both foreign and domestic issuers.  Portfolio debt investments will be selected for their capital  appreciation  potential on the basis of, among other things,  yield,  credit quality,  and the fundamental  outlooks for currency and interest rate rends,  taking into account the ability to hedge a degree of  currency  or local bond price risk.  The  Portfolio  may  purchase  bonds  rated Aaa,  Aa, A or Baa by
Moody's Investors Service,  Inc.  ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation  ("S&P") or, if unrated,  judged to be of  equivalent  quality as  determined  by the  Sub-Advisor.  Should the rating of a  portfolio  security be  downgraded,  the
Sub-advisor  will determine  whether it is in the best interest of the Portfolio to retain or dispose of such  security.  Additional information  about debt  securities  and their risks is included in this  Statement and the Trust's  Prospectus  under "Certain Risk
Factors and  Investment  Methods." See Appendix B to this  Statement of Additional  Information  for a more complete  description of the ratings assigned by ratings organizations and their respective characteristics.

         Convertible  Securities.  The Portfolio may invest in convertible  securities.  Investments  in convertible  securities can provide income through interest and dividend  payments and/or an opportunity for capital  appreciation by virtue of their conversion or exchange features.

         The  convertible  securities in which the  Portfolio  may invest may be converted or exchanged at a stated or  determinable exchange  ratio  into  underlying  shares of common  stock.  The  exchange  ratio for any  particular  convertible  security  may be adjusted from time to time due to stock splits,  dividends,  spin-offs,  other corporate distributions,  or scheduled changes in the exchange  ratio.  Convertible  debt securities and convertible  preferred  stocks,  until  converted,  have general  characteristics similar to both debt and equity  securities.  Although to a lesser extent than with debt securities  generally,  the market value of convertible  securities  tends to decline as interest rates increase and,  conversely,  tends to increase as interest rates decline.
In addition,  because of the conversion or exchange  feature,  the market value of convertible  securities  typically changes as the market value of the underlying  common stocks  changes,  and,  therefore,  also tends to follow  movements in the general market for equity  securities.  A unique  feature  of  convertible  securities  is that as the  market  price of the  underlying  common  stock declines,  convertible  securities tend to trade  increasingly  on a yield basis and so may not experience  market value declines to the same extent as the  underlying  common stock.  While no securities  investments  are without risk,  investments  in  convertible securities generally entail less risk than investments in common stock of the same issuer.

         As fixed income securities,  convertible  securities are investments that provide for a stream of income (or in the case of zero coupon  securities,  accretion of income) with  generally  higher yields than common stocks.  Of course,  like all fixed income securities,  there can be no  assurance  of income or  principal  payments  because the issuers of the  convertible  securities  may default on their  obligations.  Convertible  securities  generally  offer lower yields than  non-convertible  securities  of similar quality because of their conversion or exchange features.

         Convertible  securities  may be issued as fixed  income  obligations  that pay current  income or as zero coupon  notes and bonds,  including Liquid Yield Option Notes ("LYONs").  Additional information about convertible  securities,  including convertible zero-coupon  securities,  in included in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk Factors and  Investment
Methods."

         Investment  Company  Securities.  The  Portfolio  may  purchase  securities  of other  investment  companies  to the extent consistent  with its  investment  objective  and  policies  and  subject to the  limitations  of the 1940 Act.  The  Portfolio  will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

         For  example,  the  Portfolio  may invest in a variety of  investment  companies  which seek to track the  composition  and performance of specific indices or a specific portion of an index.  These  index-based  investments hold  substantially all of their assets in securities  representing their specific index.  Accordingly,  the main risk of investing in index-based investments is the same as investing in a portfolio of equity  securities  comprising  the index.  The market prices of  index-based  investments  will fluctuate in  accordance  with both  changes in the market  value of their  underlying  portfolio  securities  and due to supply and demand for the  instruments  on the  exchanges on which they are traded  (which may result in their trading at a discount or premium to their net asset values).  Index-based  investments may not replicate  exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

         Examples of index-based investments include:

         SPDRs(R):  SPDRs,  an acronym for "Standard & Poor's  Depositary  Receipts,"  are based on the S&P 500 Composite  Stock Price
Index.  They are issued by the SPDR Trust, a unit investment trust that holds shares of  substantially  all the companies in the S&P
500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         MidCap  SPDRs(R):  MidCap  SPDRs are based on the S&P MidCap 400 Index.  They are  issued by the MidCap  SPDR  Trust,  a unit investment  trust that holds a portfolio of securities  consisting of  substantially  all of the common stocks in the S&P MidCap 400
Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         Select Sector  SPDRs(R):  Select Sector SPDRs are based on a particular  sector or group of industries  that are  represented by a specified  Select Sector Index within the Standard & Poor's  Composite Stock Price Index.  They are issued by The Select Sector
SPDR Trust, an open-end  management  investment  company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

         DIAMONDS(SM):  DIAMONDS are based on the Dow Jones  Industrial  Average(SM).  They are issued by the DIAMONDS Trust, a unit investment  trust that holds a  portfolio  of all the  component  common  stocks of the Dow Jones  Industrial  Average  and seeks to closely track the price performance and dividend yield of the Dow.

         Nasdaq-100  Shares:  Nasdaq-100  Shares are based on the Nasdaq 100 Index.  They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities,  in substantially the same weighting,  as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

         WEBs(SM):  WEBs, an acronym for "World Equity Benchmark  Shares," are based on 17  country-specific  Morgan Stanley Capital
International  Indexes.  They are issued by the WEBs Index Fund,  Inc.,  an open-end  management  investment  company  that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

         Strategic  Transactions  and  Derivatives.  The Portfolio  may, but is not required to,  utilize  various other  investment strategies as described below for a variety of purposes,  such as hedging various market risks,  managing the effective  maturity or duration of the  fixed-income  securities in the  Portfolio's  portfolio,  or enhancing  potential  gain.  These  strategies  may be executed through the use of derivative  contracts.  Such strategies are generally accepted as a part of modern portfolio  management and are regularly utilized by many mutual funds and other institutional investors.

         In the  course  of  pursuing  these  investment  strategies,  the  Portfolio  may  purchase  and sell  exchange-listed  and over-the-counter  put and call options on  securities,  equity and  fixed-income  indices and other  instruments,  purchase and sell futures  contracts and options thereon,  enter into various  transactions such as swaps,  caps,  floors,  collars,  currency forward contracts,  currency  futures  contracts,  currency swaps,  or options on currencies or currency  futures and various other currency transactions  (collectively,  all the above are called  "Strategic  Transactions").  In addition,  Strategic  Transactions  may also include new techniques,  investments or strategies that are permitted as regulatory  changes occur.  Strategic  Transactions  may be used without  limit to attempt to protect  against  possible  changes in the market value of  securities  held in or to be purchased for the Portfolio  resulting from securities markets or currency exchange rate fluctuations,  to protect the Portfolio's  unrealized gains in the value of its portfolio  securities,  to facilitate the sale of such securities for investment  purposes,  to manage the effective  maturity or duration of the  fixed-income  securities  in the  Portfolio,  or to establish a position in the  derivatives markets as a substitute for purchasing or selling  particular  securities.  Some Strategic  Transactions may also be used to enhance potential  gain,  although no more than 5% of the  Portfolio's  assets will be committed to Strategic  Transactions  entered into to enhance gain rather than for the purposes set forth in the preceding  sentence.  Any or all of these  investment  techniques  may be used at any time and in any  combination,  and there is no particular  strategy  that dictates the use of one technique  rather than another,  as use of any Strategic  Transaction is a function of numerous variables  including market conditions.  The ability of the
Portfolio to utilize  these  Strategic  Transactions  successfully  will depend on the  Sub-advisor's  ability to predict  pertinent market movements,  which cannot be assured.  Strategic  Transactions will not be used to alter the fundamental  investment  purposes and characteristics of the Portfolio and the Portfolio will segregate assets (or as provided by applicable  regulations,  enter into certain offsetting  positions) to cover its obligations under options, futures and swaps to limit leveraging of the Portfolio.

         Strategic  Transactions,  including  derivative  contracts,  have risks associated with them, including possible default by the other party to the  transaction,  illiquidity  and,  to the extent the  Sub-advisor's  view as to certain  market  movements  is incorrect,  the risk that the use of such  Strategic  Transactions  could  result in losses  greater than if they had not been used.
For  instance,  the use of currency  transactions  can result in the Portfolio  incurring  losses as a result of a number of factors including  the  imposition  of exchange  controls,  suspension  of  settlements,  or the inability to deliver or receive a specified currency.  The daily variation margin  requirements for futures  contracts would create a greater ongoing  potential  financial risk than would purchases of options,  where the exposure is limited to the cost of the initial  premium.  Losses  resulting from the use of Strategic  Transactions  would reduce net asset value, and possibly income,  and such losses can be greater than if the Strategic
Transactions had not been utilized.

                  General   Characteristics   of  Options.   Put  options  and  call  options  typically  have  similar   structural
characteristics  and operational  mechanics  regardless of the underlying  instrument on which they are purchased or sold. Thus, the following  general  discussion  relates to each of the particular  types of options  discussed in greater detail below. In addition, many Strategic  Transactions  involving  options require  segregation of Portfolio  assets in special  accounts,  as described below under "Use of Segregated and Other Special Accounts."

         The Portfolio is authorized to purchase and sell exchange  listed  options and  over-the-counter  options ("OTC  options").
Exchange listed options are issued by a regulated  intermediary such as the Options Clearing Corporation  ("OCC"),  which guarantees the  performance of the  obligations of the parties to such options.  The discussion  below uses the OCC as an example,  but is also applicable to other financial intermediaries.

         With certain  exceptions,  OCC issued and exchange listed options  generally settle by physical  delivery of the underlying security or currency,  although in the future cash  settlement may become  available.  Index options and Eurodollar  instruments are cash  settled  for the net  amount,  if any,  by which  the  option is  "in-the-money"  (i.e.,  where  the  value of the  underlying instrument  exceeds,  in the case of a call option, or is less than, in the case of a put option,  the exercise price of the option)
at the time the option is exercised.  Frequently,  rather than taking or making  delivery of the underlying  instrument  through the process of exercising the option,  listed options are closed by entering into offsetting  purchase or sale  transactions that do not result in ownership of the new option.

         The  Portfolio's  ability to close out its  position  as a  purchaser  or seller of an OCC or  exchange  listed put or call option is dependent,  in part, upon the liquidity of the option market.  If one or more exchanges  decide to discontinue the trading of options (or a  particular  class or series of  options),  the  relevant  market for that option on that  exchange  would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         OTC options are purchased from or sold to securities dealers,  financial  institutions or other parties  ("Counterparties")
through  direct  bilateral  agreement  with the  Counterparty.  In  contrast  to  exchange  listed  options,  which  generally  have standardized terms and performance mechanics,  all the terms of an OTC option,  including such terms as method of settlement,  term, exercise price,  premium,  guarantees and security,  are set by negotiation of the parties. The Portfolio will only sell OTC options
(other than OTC currency options) that are subject to a buy-back  provision  permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a  formula-based  price within seven days.  The Portfolio  expects  generally to enter into
OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties  provide for it, there is no central  clearing or guaranty  function in an OTC option.  As a result,  if the  Counterparty  fails to make or take  delivery of the  security,  currency or other  instrument  underlying an OTC option it has entered into with the  Portfolio or fails to make a cash  settlement  payment due in accordance  with the terms of that option,  the
Portfolio  will lose any premium it paid for the option as well as any  anticipated  benefit of the  transaction.  Accordingly,  the
Sub-advisor  must  assess  the  creditworthiness  of  each  such  Counterparty  or  any  guarantor  or  credit  enhancement  of  the
Counterparty's  credit to determine the  likelihood  that the terms of the OTC option will be satisfied.  The Portfolio  will engage in OTC option  transactions  only with U.S.  Government  securities  dealers  recognized by the Federal  Reserve Bank of New York as
"primary  dealers"  or  broker/dealers,  domestic  or foreign  banks or other  financial  institutions  that have  received  (or the guarantors  of the  obligation  of which  have  received)  a  short-term  credit  rating of A-1 from S&P or P-1 from  Moody's  or an equivalent  rating  from any  nationally  recognized  statistical  rating  organization  ("NRSRO")  or, in the case of OTC  currency transactions, determined to be of equivalent credit quality by the Sub-advisor.

         The  Portfolio  may  purchase  and sell  call  options  on  securities  including  U.S.  Treasury  and  agency  securities, mortgage-backed  securities,  corporate  debt  securities,  equity  securities  (including  convertible  securities)  and Eurodollar instruments  that are traded on U.S.  and foreign  securities  exchanges  and in the  over-the-counter  markets,  and on  securities indices,  currencies  and futures  contracts.  All calls sold by the Portfolio must be "covered"  (i.e.,  the Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation  requirements  described below as long as the call is outstanding.

         The  Portfolio  may  purchase  and  sell  put  options  on  securities  including  U.S.  Treasury  and  agency  securities,
mortgage-backed  securities,   foreign  sovereign  debt,  corporate  debt  securities,   equity  securities  (including  convertible
securities) and Eurodollar  instruments (whether or not it holds the above securities in its portfolio),  and on securities indices, currencies and futures  contracts other than futures on individual  corporate debt and individual equity  securities.  The Portfolio will not sell put options if, as a result,  more than 50% of the Portfolio's  assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.

         Additional  information  about  options  and their risks is included in this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

                  General  Characteristics  of Futures.  The Portfolio may enter into futures  contracts or purchase or sell put and call options on such futures as a hedge against  anticipated  interest rate, currency or equity market changes (including to protect against  increases in those markets by creating  current  exposure to the markets),  and for duration  management,  risk  management purposes and return enhancements.  Futures are generally bought and sold on the commodities exchanges where they are listed.

         The  Portfolio's  use of futures and options  thereon  will be solely for bona fide  hedging,  risk  management  (including duration  management) or other portfolio management and return enhancement  purposes.  Initial margin in connection with maintaining a futures  contract or selling an option  thereon  typically  ranges from 1% to 10% of the face amount of the  contract  (but may be higher in some  circumstances).  If the  Portfolio  exercises  an option on a futures  contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.

         The Portfolio will not enter into a futures contract or related option (except for closing  transactions)  if,  immediately thereafter,  the sum of the amount of its initial margin and premiums on open futures  contracts and options thereon would exceed 5%
of the  Portfolio's  total assets (taken at current  value);  however,  in the case of an option that is in-the-money at the time of the purchase,  the in-the-money amount may be excluded in calculating the 5% limitation.  The segregation  requirements with respect to futures contracts and options thereon are described below.

         Additional  information  about futures  contracts,  options  thereon and their risks is included in this  Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Options on Securities Indices and Other Financial  Indices.  The Portfolio also may purchase and sell call and put options on securities  indices and other financial  indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on  individual  securities or other  instruments.  Additional  information  about options on indices and their risks is included  in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors and  Investment
Methods."

                  Currency Transactions.  The Portfolio may engage in currency transactions with Counterparties,  primarily in order to hedge,  or manage the risk of, the value of portfolio  holdings  denominated in particular  currencies  against  fluctuations  in relative value.  Currency  transactions  include forward currency contracts,  exchange listed currency futures,  exchange listed and
OTC options on  currencies,  and  currency  swaps.  A currency  swap is an  agreement  to exchange  cash flows based on the notional difference  among two or more currencies and operates in a manner similar to an interest rate swap,  which is described  below.  The
Portfolio may enter into currency  transactions  with  Counterparties  that have received (or the guarantors of the obligations have received)  a credit  rating of A-1 or P-1 by S&P or Moody's,  respectively,  or that have an  equivalent  rating from a NRSRO or are determined to be of equivalent credit quality by the Sub-advisor.

         The Portfolio's dealings in forward currency contracts and other currency  transactions such as futures,  options,  options on  futures  and swaps  generally  will be limited to  hedging  involving  either  specific  transactions  or  portfolio  positions.
Transaction hedging is entering into a currency  transaction with respect to specific assets or liabilities of the Portfolio,  which will  generally  arise in  connection  with the purchase or sale of its  portfolio  securities  or the receipt of income  therefrom.
Position  hedging is entering into a currency  transaction  with respect to portfolio  security  positions  denominated or generally quoted in that currency.

         The Portfolio  generally will not enter into a transaction to hedge currency  exposure to an extent greater,  after netting all  transactions  intended  wholly or partially  to offset  other  transactions,  than the  aggregate  market value (at the time of entering into the  transaction)  of the securities  held in its portfolio that are  denominated or generally  quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

         The Portfolio may also  cross-hedge  currencies by entering into  transactions  to purchase or sell one or more  currencies that are expected to decline in value  relative to other  currencies to which the Portfolio  has, or in which the Portfolio  expects to have, portfolio exposure.

         To reduce the effect of currency  fluctuations  on the value of existing or anticipated  holdings of portfolio  securities, the  Portfolio may also engage in "proxy  hedging."  Proxy hedging is often used when the currency to which the Portfolio is exposed is  difficult  to hedge  generally or against the dollar.  Proxy  hedging  entails  entering  into a commitment  or option to sell a currency  whose changes in value are  generally  considered to be correlated to a currency or currencies in which some or all of the
Portfolio's  portfolio  securities  are or are  expected to be  denominated,  in exchange  for U.S.  dollars.  For  example,  if the
Sub-advisor  considers that the Austrian  schilling is correlated to the German  deutschemark  (the  "D-mark"),  the Portfolio holds securities  denominated in  schillings,  and the  Sub-advisor  believes that the value of schillings  will decline  against the U.S.
dollar,  the Sub-advisor may enter into a contract to sell D-marks and buy dollars.  Currency  transactions  can result in losses to the Portfolio if the currency  being hedged  fluctuates  in value to a degree or in a direction  that is not  anticipated.  Further, there is the risk that the  perceived  linkage  between  various  currencies  may not be present  or may not be  present  during the particular time that the Portfolio is engaging in proxy hedging.  If the Portfolio enters into a currency hedging  transaction,  the
Portfolio will comply with the asset segregation requirements described below.

         Additional  information  about forward foreign  currency  exchange  contracts and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Risks of  Currency  Transactions.  Currency  transactions  are  subject  to risks  different  from  those of other portfolio  transactions.  Because  currency  control is of great  importance  to the issuing  governments  and  influences  economic planning and policy,  purchases  and sales of currency and related  instruments  can be negatively  affected by government  exchange controls,  blockages,  and  manipulations  or  exchange  restrictions  imposed  by  governments.  These can  result in losses to the
Portfolio if it is unable to deliver or receive  currency or funds in settlement of  obligations  and could also cause hedges it has entered  into to be rendered  useless,  resulting  in full  currency  exposure as well as incurring  transaction  costs.  Buyers and sellers of currency  futures  are subject to the same risks that apply to the use of futures  generally.  Further,  settlement  of a currency  futures  contract for the purchase of most currencies  must occur at a bank based in the issuing  nation.  Trading options on currency  futures is  relatively  new,  and the ability to  establish  and close out  positions on such options is subject to the maintenance  of a liquid  market,  which may not  always be  available.  Currency  exchange  rates may  fluctuate  based on  factors extrinsic to that country's economy.

                  Combined  Transactions.   The  Portfolio  may  enter  into  multiple  transactions,   including  multiple  options
transactions,  multiple futures  transactions,  multiple currency  transactions  (including forward currency contracts) and multiple interest  rate  transactions  and any  combination  of futures,  options,  currency  and  interest  rate  transactions  ("component"
transactions),  instead of a single Strategic  Transaction,  as part of a single or combined strategy.  A combined  transaction will usually  contain  elements  of risk that are present in each of its  component  transactions.  Although  combined  transactions  are normally  entered  into based on the  Sub-advisor's  judgment  that the  combined  strategies  will  reduce risk or  otherwise  more effectively  achieve the desired portfolio  management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

                  Swaps, Caps, Floors and Collars.  Among the Strategic  Transactions that the Portfolio may enter into are interest rate,  currency,  index and other swaps and the purchase or sale of related  caps,  floors and  collars.  The  Portfolio  expects to enter into these transactions  primarily to preserve a return or spread on a particular  investment or portion of its portfolio,  to protect  against  currency  fluctuations,  as a duration  management  technique  or to protect  against an  increase in the price of securities  the Portfolio  anticipates  purchasing at a later date.  The Portfolio  will not sell interest rate caps or floors where it does not own  securities or other  instruments  providing the income stream the Portfolio may be obligated to pay.  Interest rate swaps involve the exchange by the Portfolio with another party of their  respective  commitments to pay or receive  interest,  e.g., an exchange of floating rate payments for fixed rate  payments  with respect to a notional  amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies  based on the relative value  differential  among them and an index  swap is an  agreement  to swap cash flows on a notional  amount  based on changes in the values of the  reference indices.  The purchase of a cap entitles the  purchaser to receive  payments on a notional  principal  amount from the party selling such cap to the extent that a specified  index exceeds a  predetermined  interest rate or amount.  The purchase of a floor  entitles the purchaser to receive  payments on a notional  principal  amount from the party selling such floor to the extent that a specified index  falls  below a  predetermined  interest  rate or amount.  A collar is a  combination  of a cap and a floor that  preserves  a certain return within a predetermined range of interest rates or values.

         The  Portfolio  will  usually  enter into swaps on a net basis,  i.e.,  the two  payment  streams  are netted out in a cash settlement on the payment date or dates specified in the  instrument,  with the Portfolio  receiving or paying,  as the case may be, only the net amount of the two payments.  Inasmuch as the Portfolio will segregate  assets (or enter into  offsetting  positions) to cover its  obligations  under swaps,  the  Sub-advisor and the Trust believe such  obligations do not constitute  senior  securities under  the 1940 Act and,  accordingly,  will  not  treat  them as being  subject  to the  Portfolio's  borrowing  restrictions.  The
Portfolio will not enter into any swap,  cap, floor or collar  transaction  unless,  at the time of entering into such  transaction, the unsecured long-term debt of the Counterparty,  combined with any credit  enhancements,  is rated at least A by S&P or Moody's or has an  equivalent  rating from  another  NRSRO.  If there is a default by the  Counterparty,  the  Portfolio  may have  contractual remedies  pursuant to the agreements  related to the  transaction.  The swap market has grown  substantially  in recent years with a large  number  of banks  and  investment  banking  firms  acting  both as  principals  and as  agents  utilizing  standardized  swap documentation.  As a result,  the swap market has become relatively  liquid.  Caps,  floors and collars are more recent  innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

                  Eurodollar  Instruments.  The Portfolio may make  investments in Eurodollar  instruments.  Eurodollar  instruments are U.S.  dollar-denominated  futures  contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign  currency-denominated  instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed  rate for the  lending  of funds and  sellers  to obtain a fixed  rate for  borrowings.  The  Portfolio  might use
Eurodollar  futures  contracts and options  thereon to hedge against  changes in LIBOR,  to which many interest rate swaps and fixed income instruments are linked.

                  Risks of Strategic  Transactions Outside the U.S. When conducted outside the U.S., Strategic  Transactions may not be regulated as  rigorously as in the U.S.,  may not involve a clearing  mechanism  and related  guarantees,  and are subject to the risk of governmental  actions  affecting trading in, or the prices of, foreign  securities,  currencies and other  instruments.  The value of such  positions  also could be adversely  affected by: (i) other complex  foreign  political,  legal and economic  factors,
(ii) lesser  availability than in the U.S. of data on which to make trading  decisions,  (iii) delays in the Portfolio's  ability to act upon economic  events  occurring in foreign  markets  during  non-business  hours in the U.S.,  (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

                  Use of Segregated and Other Special  Accounts.  Many Strategic  Transactions,  in addition to other  requirements, require that the Portfolio  segregate any liquid assets to the extent  Portfolio  obligations  are not otherwise  "covered"  through ownership of the underlying  security,  financial  instrument or currency.  In general,  either the full amount of any obligation by the  Portfolio  to pay or deliver  securities  or assets  must be covered at all times by the  securities,  instruments  or currency required to be delivered,  or,  subject to any regulatory  restrictions,  an amount of cash or other liquid assets at least equal to the  current  amount  of the  obligation.  The  segregated  assets  cannot  be sold or  transferred  unless  equivalent  assets  are substituted  in their place or it is no longer  necessary to segregate  them.  For example,  a call option  written by the Portfolio will  require the  Portfolio  to hold the  securities  subject to the call (or  securities  convertible  into the needed  securities without  additional  consideration)  or to segregate any liquid assets sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by the  Portfolio on an index will require the Portfolio to own  securities  that  correlate  with the index or to segregate any liquid  assets equal to the excess of the index value over the exercise  price on a current  basis.  A put option written by the Portfolio requires the Portfolio to segregate any liquid assets equal to the exercise price.

         A currency  contract that obligates the Portfolio to buy or sell currency will  generally  require the Portfolio to hold an amount of that currency or liquid  securities  denominated  in that  currency  equal to the  Portfolio's  obligation or to segregate liquid assets equal to the amount of the Portfolio's obligation.

         OTC options entered into by the Portfolio,  including those on securities,  currency, financial instruments or indices, and
OCC issued and exchange  listed index options will generally  provide for cash  settlement.  As a result,  when the Portfolio  sells these  instruments it will only segregate an amount of assets equal to its accrued net  obligations,  as there is no requirement for payment or delivery of amounts in excess of the net amount.  These  amounts will equal 100% of the  exercise  price in the case of a non  cash-settled  put, the same as an OCC  guaranteed  listed option sold by the  Portfolio,  or the  in-the-money  amount plus any sell-back  formula  amount in the case of a  cash-settled  put or call. In addition,  when the  Portfolio  sells a call option on an index at a time when the in-the-money  amount exceeds the exercise price, the Portfolio will segregate,  until the option expires or is closed  out,  cash or cash  equivalents  equal in value to such  excess.  OCC  issued and  exchange  listed  options  sold by the
Portfolio  other than those above  generally  settle with physical  delivery,  and the Portfolio  will segregate an amount of assets equal to the full value of the  option.  OTC  options  settling  with  physical  delivery  or with an  election  of either  physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures  contract or an option  thereon,  the Portfolio  must deposit  initial  margin and possible  daily variation  margin in addition to  segregating  assets  sufficient  to meet its  obligation  to  purchase  or provide  securities  or currencies,  or to pay the amount owed at the expiration of an index-based  futures contract.  Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With  respect to swaps,  the  Portfolio  will accrue the net amount of the  excess,  if any,  of its  obligations  over its entitlements  with respect to each swap on a daily basis and will  segregate an amount of cash or other liquid assets having a value equal to the accrued  excess.  Caps,  floors and collars  require  segregation of assets with a value equal to the  Portfolio's  net obligation, if any.

         Strategic  Transactions may be covered by other means when consistent with applicable  regulatory  policies.  The Portfolio may also enter into  offsetting  transactions  so that its combined  position,  coupled with any segregated  assets,  equals its net outstanding  obligation in related  options and Strategic  Transactions.  For example,  the Portfolio could purchase a put option if the strike  price of that  option is the same or higher  than the  strike  price of a put option  sold by the  Portfolio.  Moreover, instead of  segregating  assets if the  Portfolio  held a futures or forward  contract,  it could  purchase a put option on the same futures  or  forward  contract  with a strike  price  as high or  higher  than  the  price of the  contract  held.  Other  Strategic
Transactions  may also be offset in  combinations.  If the  offsetting  transaction  terminates  at the time of or after the primary transaction no segregation is required,  but if it terminates  prior to such time,  assets equal to any remaining  obligation  would need to be segregated.

         The Portfolio's  activities  involving  Strategic  Transactions  may be limited by the  requirements of Subchapter M of the
Internal Revenue Code of 1986 for qualification as a regulated investment company (see this Statement under "Tax Matters").

Japan and the Japanese Economy*

*  WHERE FIGURES IN TABLES UNDER THIS CAPTION HAVE BEEN ROUNDED OFF, THE TOTALS MAY NOT NECESSARILY AGREE WITH THE SUM OF THE
FIGURES.

         Because of distance,  as well as differences in language,  history,  and culture,  Japan remains  relatively  unfamiliar to many  investors.  The  archipelago  of Japan  stretches  for 1300  miles in the  western  Pacific  Ocean  and  comprises  an area of approximately 146,000 square miles. The four main islands,  Hokkaido,  Honshu, Kyushu and Shikoku,  cover the same approximate range of latitude and the same general range of climate as the east coast of the United States north of Florida.  The  archipelago  has in the past  experienced  earthquakes  and tidal waves of varying  degrees of  severity,  and the risks of such  phenomena,  and damage resulting therefrom, continue to exist.

         Japan has a total population of  approximately  126 million.  Life expectancy is one of the highest in the world.  Literacy in Japan  approaches  100%.  Nearly 90% of  Japanese  students  graduate  from high  school.  Approximately  37% go on to college or university.  Approximately  45% of the total  population of Japan is  concentrated  in the  metropolitan  areas of Tokyo,  Osaka and
Nagoya, cities with some of the world's highest population densities.

         Over the post war period  Japan has  experienced  significant  economic  development.  Today  Japan is the  second  largest industrial  nation in the world in terms of GDP,  with the United States being the largest.  During the era of high economic  growth in the 1960s and early 1970s the expansion was based on the development of heavy industries such as steel and  shipbuilding.  In the
1970s,  Japan moved into  assembly  industries  that employ high levels of  technology  and consume  relatively  low  quantities  of resources,  and since then has become a major producer of automobiles  and electrical  and  electronic  products.  In the 1980s,  as
Japan experienced a sharp appreciation of its currency,  Japanese manufacturers  increasingly moved their production offshore, while domestic demand was driven by a boom in  consumption,  housing,  construction,  and private  capital  expenditures.  After the sharp collapse in the stock  market,  which began in 1990s,  the Japanese  economy has been in an  adjustment  phase,  dealing with excess capacity and lower growth.

         Another  development in the Japanese  economy in the 1990s was a growing trend of deregulation  and  globalization.  Import restrictions  on many  products,  ranging from meats to gasoline were gradually  lifted,  and  deregulation  proceeded in industries ranging from retail, communication, transportation, finance, and many others.

         In  the  1990s,  asset  price  declines  and  excess  capacity  in  many  sectors  have  continued  to  support  a  largely disinflationary environment.

         Japan's  economy is a market  economy in which  industry and  commerce  are  predominantly  privately  owned and  operated.
However,  the Government is involved in  establishing  and meeting  objectives for developing the economy and improving the standard of living of the Japanese  people.  In order to achieve its economic  objectives,  the Government has generally  relied on providing the  prerequisite  business  environment  and  administrative  guidance.  The agencies of the  Government  primarily  concerned with economic  policy and its  implementation  are the  Economic  Planning  Agency,  The  Ministry of Finance  (MOF) and the  Ministry of
International Trade and Industry (MITI).  The Bank of Japan, Japan's central bank, also acts in this field.

         Economic  Trends.  During the ten and five-year  periods ended December 31, 1999,  Japan's real gross  domestic  product in constant prices  increased at an average annual compound growth rate of 2.13% and 1.29%,  respectively.  In 1996, the gross domestic product grew at a high rate of 5.0% due to the  front-loading  of housing  investment  before the  consumption tax hike scheduled on
April 1, 1997. In 1997, the growth rate of gross domestic  product slowed to 1.6% mainly due to a drop off in consumer  spending and housing  investment in reaction to the  consumption  tax hike. In 1998,  the gross  domestic  product  decreased by 2.5% affected by reduced  fixed  investment  in the private  sector and  continuous  stagnation  of consumer  spending.  In 1999,  real GDP grew 0.3%
reflecting a slight improvement in consumer spending, the largest component.

         Industrial  Production.  The  following  table sets forth  indices of  industrial  production  of Japan and other  selected industrial countries for the five years ending with calendar year 1999 (with 1995 as 100):

                                                  INDICES OF INDUSTRIAL PRODUCTION
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------  1995                 1996                 1997                 1998                 1999
(1995=100)
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Japan                  100.00               102.90               107.30               99.70                99.33
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
United States          100.00               104.50               110.70               114.80               117.57
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Germany                100.00               99.80                102.70               106.20               106.37
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
United Kingdom         100.00               101.10               101.90               102.50               102.80
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
France                 100.00               100.30               104.10               108.80               N/A
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Italy                  100.00               98.30                100.50               102.20               N/A
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Canada                 100.00               100.10               104.00               109.10               113.67
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Source: IMF, International Financial Statistics

         The following  table sets forth the proportion of gross domestic  product  contributed by major  industrial  sectors of the economy for 1995 to 1999:

                                           GROSS DOMESTIC PRODUCT* BY INDUSTRIAL SECTORS

------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
                                                                1995         1996         1997          1998         1999

------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Manufacturing                                                     95.7%        95.2%         95.2%         94.8%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Agriculture, Forestry and Fisheries                       2.1%         2.0%          1.9%          1.9%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Mining                                                    0.2%         0.2%          0.2%          0.2%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Construction                                              9.7%         9.4%          8.7%          8.2%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Manufacturing                                            27.4%        27.7%         28.4%         27.1%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Electricity, Gas and Water                                2.7%         2.9%          2.8%          3.0%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Wholesale and Retail Trade                               13.6%        12.9%         13.0%         12.8%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Finance and Insurance                                     5.4%         4.9%          5.2%          5.2%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Real Estate                                              11.8%        11.9%         12.0%         12.5%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Transportation & Communication                            6.5%         6.6%          6.6%          6.6%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Services                                                 16.4%        16.8%         16.5%         17.1%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Government Services                                                7.5%         7.3%          7.3%          7.5%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Private Non-Profit Institutions                                    2.2%         2.2%          2.2%          2.4%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Import Duty                                                        0.9%         0.8%          0.8%          0.7%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
(Deduction) Others                                                 0.4%         0.5%          0.5%          0.5%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
(Deduction) Imputed Interest                                       5.1%         4.5%          4.8%          4.8%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Statistical Discrepancy                                           -0.7%        -0.4%         -0.2%         -0.2%          N/A

------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Total GDP                                                        100.0%       100.0%        100.0%        100.0%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Source: Economic Planning Agency, Annual Report on National Accounts

*  Gross domestic product measures the value of original goods and services produced by a country's domestic economy.  It is equal to gross national product, minus the income that residents receive from abroad for factor services rendered abroad, plus similar payments made to non-residents who contribute to the domestic economy.

         Energy.  Japan  has  historically  depended  on oil  for  most  of its  energy  requirements.  Virtually  all of its oil is imported,  the majority from the Middle East. Oil price changes used to have a major impact on the domestic  economy,  but now their influence is relatively diminished.

         Japan has worked to reduce its dependence on oil by encouraging  energy  conservation and the use of alternative  fuels. In addition to  conservation  efforts,  industrial  restructuring,  with emphasis on shifting from basic  industries to processing  and assembly type  industries,  has also  contributed to the reduction of oil consumption.  Despite Japan's  sustained  economic growth, crude oil imports have not increased materially since 1979.

         Labor. In 1999,  approximately 67.8 million persons,  or approximately 63% of the Japanese  population,  were employed,  of which approximately 4.2% were employed in agriculture,  forestry and fisheries,  32.7% in construction and manufacturing and 6.8% in transportation  and  communications,  24.8% in  wholesale  and retail  trade,  4.1% in finance,  and 27.4% in other  service-related industries  (including  the  government).  Since 1980 an  increasing  proportion  of the paid work force is female and an increasing number of people have been employed in service industries.

Source: Ministry of Labor, Monthly Labor.

         Prices.  In 1999,  the  wholesale  price index  declined by 3.3% and the consumer  price index also  declined by 0.3%.  The tables  below set forth the  wholesale  and consumer  price  indices for Japan and other  selected  industrial  countries  for which comparable statistics are available:

                                                COMPARATIVE WHOLESALE PRICE INDICES
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
     (1995=100)               1995                 1996                 1997                 1998                 1999
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Japan                               100.00               100.10               101.60               100.00                96.68
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
United States                       100.00               102.30               102.30                99.70               100.58
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Germany                             100.00                99.60               100.70               100.30                99.03
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
United Kingdom                      100.00               102.60               103.60               104.20               105.13
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Italy                               100.00               101.90               103.20               103.30               102.43
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Canada                              100.00               100.40               101.30               101.30               102.23
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Source: IMF, International Financial Statistics

                                                 COMPARATIVE CONSUMER PRICE INDICES
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
     (1995=100)               1995                 1996                 1997                 1998                 1999
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Japan                               100.00               100.10               101.80               102.50               102.20
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
United States                       100.00               102.90               105.30               107.00               109.30
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Germany                             100.00               101.50               103.30               104.30               104.83
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
United Kingdom                      100.00               102.40               105.70               109.30               110.63
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
France                              100.00               102.00               103.20               103.90               104.48
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Italy                               100.00               104.00               106.10               108.20               109.98
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Canada                              100.00               100.10               104.00               109.10               113.67
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Source: IMF, International Financial Statistics

         Balance of Payments.  In 1999,  Japan  registered a surplus of Y12,197  billion  ($110.1  billion) in its current  account.
This surplus was  predominantly  due to a surplus of Y14,054  billion ($127.7  billion) in its trade account.  Japan also registered an outflow of Y5,614.8 billion ($51.5 billion) in its capital and financial account.

         Foreign  Trade.  Overseas  trade  is  important  to  Japan's  economy  even  though  offshore  production  has  eroded  its importance.  Japan has few natural  resources  and must export to pay for its imports of these basic  requirements.  During the year ended December 31, 1999,  exports and imports  represented  approximately  10.4% and 8.7%,  respectively,  of Japan's  nominal gross domestic  product.  Roughly three quarters of Japan's exports are machinery and equipment  including  motor vehicles,  machine tools and electronic equipment.  Japan's principal imports consist of raw materials, foodstuff and fuels, such as oil and coal.

         Japan's principal export markets are the United States, Canada, the United Kingdom, Germany,  Australia,  Korea, Taiwan and
the  People's  Republic of China.  The  principal  sources of its  imports  are the United  States,  South East Asia,  the  People's
Republic of China and the Middle East.

         A country's  terms of trade (the ratio of export to import prices) is an indicator of the country's  comparative  advantage in trade.  During  1994-95,  the  Japanese  terms of trade  improved  as a result of the higher yen and  generally  declining  world commodity  prices.  The terms of trade fell slightly in 1996 and 1997 as a result of the rise in import prices  reflecting the lower yen rate.  In 1998,  the terms of trade  improved  slightly  mainly  because of lower  import  prices.  In 1999,  the terms of trade improved to the 1995 level largely because of lower import prices as a result of the higher yen rate.

Source: Ministry of Finance, The Summary Report on Trade of Japan

Securities Markets in Japan

         There are eight stock  exchanges in Japan.  Of these,  the Tokyo Stock  Exchange,  the Osaka Stock  Exchange and the Nagoya
Stock  Exchange  are the  largest.  The  three  main  markets  have two  sections  of  stocks;  generally,  companies  with  smaller capitalization  are listed on the second  section.  In addition,  The Japan  Over-The-Counter  Trading Co. acts as the  intermediary between  securities  companies wishing to trade shares on the  over-the-counter  (OTC) market. The primary role of the OTC market is to facilitate the raising of funds from the investing public by unlisted,  small and medium-sized  companies.  Equity  securities of
Japanese  companies  that are traded in an  over-the-counter  market are generally  securities of relatively  small or  little-known companies.  A new market,  named  "Mothers",  was  established  in the Tokyo Stock  Exchange on November  11,  1999.  This market is designed to facilitate the public listing of venture  business-type small  corporations.  As of the end of March 2000, six companies are listed on this market.

         There are two widely  followed  price  indices.  The Nikkei Stock Average  (NSA) is an  arithmetic  average of 225 selected stocks  computed by a private  corporation.  In addition,  the Tokyo Stock  Exchange  publishes  the TOPIX,  formerly the TSE Index, which is an index of all first section  stocks.  The second  section has its own index.  Nihon Keizai  Shimbun,  Inc., the publisher of a leading Japanese economic newspaper, publishes the OTC Index.

         In the five years  ending  December  1989,  the Tokyo Stock Price Index  (TOPIX) more than  tripled,  rising from 913.37 to
2884.80 on December 18, 1989.  The TOPIX then declined  heavily in 1990 and in 1992,  and after showing a slight rebound in 1993 and
1994,  the Index  continued to decline  throughout  1996,  1997 and 1998 to the latest low of 980.11 on October 15,  1998.  From the
1989 peak to the 1998 bottom,  the TOPIX  registered a 66% drop.  In 1999,  the Tokyo stock market showed a strong upturn led by the information service sector.  The OTC index more than tripled in 1999.

         Compared to the United  States,  the common  stocks of many  Japanese  companies  trade at a higher  price-earnings  ratio.
Historically, investments in the OTC market have been more volatile than the TSE.

         In the past,  the  proportion  of trading  value by  institutional  investors  has  tended to  increase  at the  expense of individuals,  but in the last three years of stock price declines,  the share of trading value represented by financial institutions and business  corporations has fallen while the value of trading by foreigners has risen  substantially.  In 1999, the trading value by individuals increased dramatically reflecting the stock market rally and brisk demand for stock investment trusts.

         The following tables,  compiled by Morgan Stanley Capital  International,  set forth the size of the Japanese equity market in comparison with that of other major equity markets for the five years ending December 31, 1999.

                                                 EQUITY STOCK MARKETS OF THE WORLD
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------
(dollars in billion}    December 1995         December 1996         December 1997         December 1998         December 1999
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
                            $          %          $         %          $          %          $          %          $          %
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
United States             $6,338.0     41.9%   $7,835.9     45.1%     8,607.4     47.2%    11,721.5     50.7%   $15,370.0     48.6%
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Japan                      3,582.7      23.7    3,071.0      17.7     2,287.8      12.5     2,447.5      10.6     4,692.8      14.9
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
United Kingdom             1,354.3       9.0    1,740.1      10.0     2,097.6      11.5     2,346.2      10.1     2,894.5       9.2
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Germany                      579.5       3.8      648.3       3.7       825.2       4.5     1,181.1       5.1     1.447.1       4.6
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
France                       504.5       3.3      600.8       3.5       677.9       3.7       982.6       4.2     1,442.1       4.6
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Canada                       333.4       2.2      463.6       2.7       543.3       3.0       513.2       2.2       762.8       2.4
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Netherlands                  304.3       2.0      393.4       2.3       358.3       2.0       578.4       2.5       758.9       2.4
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Switzerland                  401.6       2.7      406.6       2.3       579.3       3.2       696.7       3.0       676.3       2.1
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Hong Kong                    274.4       1.8      393.4       2.3       340.7       1.9       347.9       1.5       583.4       1.8
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Australia                    245.4       1.6      306.4       1.8       284.7       1.6       326.5       1.4        27.5       0.1
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Other                      1,197.2       7.9    1,531.9       8.8     1,630.1       8.9     1,994.6       8.6  2,938.5          9.3
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Total                     15,115.3    100.00   17,391.4     100.0  18,232.3      100.00    23,136.2    100.00  31,593.9      100.00
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Source: Morgan Stanley Capital International, Quarterly Report

         Investment Policies Which May Be Changed Without  Shareholder  Approval.  The following  restrictions are applicable to the
AST Scudder Japan  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees  without shareholder approval.  The Portfolio will not:

         1.       enter into either of reverse  repurchase  agreements  or dollar  rolls in an amount  greater  than 5% of its total assets;

         2.       purchase  securities  on margin or make short sales,  except (i) short sales  against the box,  (ii) in connection with  arbitrage  transactions,  (iii) for  margin  deposits  in  connection  with  futures  contracts,  options  or other  permitted investments,  (iv) that  transactions in futures contracts and options shall not be deemed to constitute  selling  securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         3.       purchase options,  unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets;  or sell put options,  if as a result,  the aggregate value of the  obligations  underlying such put options would exceed 50% of its total assets;

         4.       enter into futures contracts or purchase options thereon unless  immediately after the purchase,  the value of the aggregate  initial margin with respect to such futures  contracts  entered into on behalf of the Portfolio and the premiums paid for such options on futures  contracts  does not exceed 5% of the fair market value of the  Portfolio's  total assets;  provided that in the case of an option that is  in-the-money  at the time of purchase,  the  in-the-money  amount may be excluded in computing the 5%
limit; or

         5.       make  investments  for the purpose of  exercising  control  over  management  or that would  involve  promotion or business management or that would subject the Portfolio to unlimited liability.

If a  percentage  restriction  is adhered to at the time of  investment,  a later  increase  or decrease  in  percentage  beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

AST AIM International Equity Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         In managing the Portfolio,  the Sub-advisor  seeks to apply to the Portfolio the same  investment  strategy that it applies to several of its other  managed  portfolios  that have similar  investment  objectives  but that invest  primarily in United States equities  markets.  The  Portfolio  will utilize to the extent  practicable  a fully  managed  investment  policy  providing for the selection  of  securities  which meet  certain  quantitative  standards  determined  by the  Sub-advisor.  The  Sub-advisor  reviews carefully  the  earnings  history and  prospects  for growth of each company  considered  for  investment  by the  Portfolio.  It is anticipated  that common stocks will be the principal form of investment of the Portfolio.  The Portfolio is primarily  comprised of securities  of two basic  categories  of  companies:  (a) "core"  companies,  which the  Sub-advisor  considers to have  experienced above-average and consistent  long-term growth in earnings and to have excellent  prospects for outstanding  future growth,  and (b)
"earnings acceleration" companies, which the Sub-advisor believes are currently enjoying a dramatic increase in earnings.

         If a particular  foreign company meets the  quantitative  standards  determined by the  Sub-advisor,  its securities may be acquired by the  Portfolio  regardless  of the  location of the company or the  percentage  of the  Portfolio's  investments  in the company's  country or region.  However,  the  Sub-advisor  will also consider other factors in making  investment  decisions for the
Portfolio,  including such factors as the prospects for relative economic growth among countries or regions,  economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

         The  Sub-advisor  recognizes  that often there is less public  information  about  foreign  companies  than is available in reports  supplied by domestic  companies,  that foreign  companies are not subject to uniform  accounting  and  financial  reporting standards,  and that there may be greater  delays  experienced  by the  Portfolio in  receiving  financial  information  supplied by foreign  companies  than  comparable  information  supplied  by  domestic  companies.  In  addition,  the  value of the  Portfolio's investments  that are denominated in a foreign  currency may be affected by changes in currency  exchange rates. For these and other reasons,  the Sub-advisor from time to time may encounter greater  difficulty  applying its disciplined stock selection  strategy to an international equity investment portfolio than to a portfolio of domestic equity securities.

         Any income  realized by the  Portfolio  will be  incidental  and will not be an  important  criterion  in the  selection of portfolio securities.

         Under  normal  market  conditions  the  Portfolio  will  invest  at least  70% of its total  assets  in  marketable  equity securities,  including common stock,  preferred stock, and other securities having the  characteristics  of stock (such as an equity or ownership interest in a company) of foreign companies that are listed on a recognized  foreign  securities  exchange or traded on a  foreign  over-the-counter  market.  The  Portfolio  may also  satisfy  the  foregoing  requirement  in part by  investing  in the securities  of foreign  issuers  in the form of ADRs,  EDRs,  or other  securities  representing  underlying  securities  of foreign issuers.

         The  Portfolio  will  emphasize  investment  in foreign  companies in the  developed  countries of Western  Europe (such as
Germany,  France,  Switzerland,  the  Netherlands  and the United  Kingdom)  and the  Pacific  Basin  (such as Japan,  Hong Kong and
Australia),  but the Portfolio  may also invest in the  securities of companies  located in  developing  countries  (such as Turkey,
Malaysia and Mexico) in various  regions of the world.  The risks of  investment in the equity  markets of developing  countries are described in more detail immediately below and in this Statement under "Certain Risk Factors and Investment Methods."

         Real Estate  Investment  Trusts  ("REITs").  The  Portfolio may invest in equity  and/or debt  securities  issued by REITs.
Such investments will not exceed 5% of the total assets of the Portfolio.

         REITs are trusts  that sell  equity or debt  securities  to  investors  and use the  proceeds  to invest in real  estate or interests therein. A REIT may focus on particular types of projects,  such as apartment  complexes,  or geographic regions,  such as the Southeastern United States, or both.

         To the extent that the Portfolio  invests in REITs, it could  conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio,  therefore,  may be subject to certain risks  associated with the direct ownership of real estate,  including difficulties in valuing and trading real estate,  declines in the value of real estate,  environmental  liability risks,  risks  related to general  and local  economic  conditions,  adverse  change in the climate for real  estate,  increases  in property taxes and operating expenses,  changes in zoning laws, casualty or condemnation  losses,  limitations on rents,  changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition  to the risks  described  above,  equity  REITs may be  affected by any changes in the value of the  underlying property  owned by the trusts,  while  mortgage  REITs may be affected by the quality of any credit  extended.  Equity and  mortgage
REITs are dependent upon  management  skill,  and are generally not  diversified  and therefore are subject to the risk of financing single or a limited  number of  projects.  Such  trusts are also  subject  to heavy cash flow  dependency,  defaults  by  borrowers, self-liquidation,  and the  possibility  that the REIT will fail to maintain its  exemption  from the 1940 Act.  Changes in interest rates may also affect the value of debt  securities of REITs held by the  Portfolio.  By investing in REITs  indirectly  through the
Portfolio,  a shareholder will bear not only his/her  proportionate  share of the expenses of the Portfolio,  but also,  indirectly, similar expenses of the REITs.

         Lending of Portfolio  Securities.  While  securities  are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral or a fee from the borrower.  The Portfolio has the right to call its loans and obtain the  securities on three  business days' notice or, in  connection  with  securities  trading on foreign  markets,  within such  longer  period of time that  coincides  with the normal settlement  period for purchases and sales of such securities in such foreign markets.  The risks in lending  portfolio  securities, as with other extensions of secured credit,  consist of possible delay in receiving additional  collateral or in the recovery of the securities or possible loss of rights in the  collateral  should the borrower fail  financially.  Additional  information  about the lending of  portfolio  securities  is  included in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Borrowings.  The Portfolio may borrow money to a limited extent from banks for temporary or emergency  purposes  subject to the limitations  under the 1940 Act. In addition,  the Portfolio does not intend to engage in leverage;  therefore,  consistent with current  interpretations  of the SEC, the  Portfolio  will not purchase  additional  securities  while  borrowings  exceed 5% of the
Portfolio's  total  assets.  Additional  information  about  borrowing is included in the Trust's  Prospectus  under  "Certain  Risk
Factors and Investment Methods."

         Securities  Issued on a When-Issued or  Delayed-Delivery  Basis.  The Portfolio may purchase  securities on a "when-issued"
basis,  that is,  delivery of and payment for the  securities is not fixed at the date of purchase,  but is set after the securities are  issued  (normally  within  forty-five  days  after  the date of the  transaction).  The  Portfolio  also may  purchase  or sell securities  on a  delayed-delivery  basis.  The  payment  obligation  and the  interest  rate that will be  received  on the delayed delivery-securities  are fixed at the time the buyer enters into the commitment.  If the Portfolio purchases a when-issued  security or enters into a  delayed-delivery  agreement,  the  Portfolio's  custodian  bank will  segregate  cash or other liquid assets in an amount at least  equal to the  when-issued  commitment  or  delayed-delivery  agreement  commitment.  Additional  information  about when-issued and  delayed-delivery  transactions  and their risks is included in this Statement and in the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Short Sales  "Against the Box." As described in the Trust's  Prospectus,  the  Portfolio  may make short sales  against the box. To secure its  obligation to deliver the  securities  sold short,  the Portfolio  will deposit in escrow in a separate  account with its  custodian  an equal  amount  of the  securities  sold  short  or  securities  convertible  into or  exchangeable  for such securities.  Since the Portfolio  ordinarily  will want to continue to receive  interest and dividend  payments on securities in its portfolio that are  convertible  into the securities sold short,  the Portfolio will normally close out a short position  covered by convertible  securities  by  purchasing  and  delivering  an equal amount of the  securities  sold short,  rather than by delivering securities that it already holds.

         The  Portfolio  will make a short sale, as a hedge,  when it believes  that the price of a security may decline,  causing a decline in the value of a security owned by the Portfolio or a security  convertible  into or  exchangeable  for such  security.  In such case, any future losses in the Portfolio's  long position should be reduced by a gain in the short  position.  Conversely,  any gain in the long position  should be reduced by a loss in the short  position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short  relative to the amount the Portfolio  owns,  either  directly or indirectly, and, in the case where the Portfolio owns convertible  securities,  changes in the conversion  premium. In determining the number of shares to be sold short against a Portfolio's  position in a convertible  security,  the  anticipated  fluctuation in the conversion premium is  considered.  The  Portfolio  may also make short sales to generate  additional  income from the  investment  of the cash proceeds of short  sales.  In no event may more than 10% of the value of the  Portfolio's  total  assets be  deposited or pledged as collateral for short sales at any time.

         Foreign  Securities.  The  Portfolio  normally  invests  primarily in foreign  securities,  including  American  Depositary
Receipts  ("ADRs") and European  Depositary  Receipts  ("EDRs").  Generally,  ADRs, in registered  form, are designed for use in the
United States securities markets,  and EDRs, in bearer form, are designed for use in European securities markets.  ADRs and EDRs may be listed on stock  exchanges,  or traded in OTC  markets  in the  United  States or Europe,  as the case may be.  ADRs,  like other securities traded in the United States, will be subject to negotiated commission rates.

         To the extent the Portfolio  invests in  securities  denominated  in foreign  currencies,  the Portfolio  bears the risk of changes in the exchange rates between U.S.  currency and the foreign  currency,  as well as the  availability  and status of foreign securities  markets.  The  Portfolio's  investments  in securities  denominated in foreign  currencies  generally will be marketable equity  securities  (including  common and  preferred  stock,  depositary  receipts for stock and fixed income or equity  securities exchangeable  for or  convertible  into stock) of foreign  companies that  generally are listed on a recognized  foreign  securities exchange or traded in a foreign  over-the-counter  market.  The Portfolio may also invest in foreign securities listed on recognized
U.S. securities exchanges or traded in the U.S. over-the-counter market.

         Investments by the Portfolio in foreign  securities,  whether  denominated in U.S.  currencies or foreign  currencies,  may entail risks that are greater than those  associated  with domestic  investments.  The risks of investing in foreign  securities are discussed in detail in this Statement and the Trust's  Prospectus  under "Certain Risk Factors and Investment  Methods."  Investment
by the  Portfolio  in ADRs,  EDRs and  similar  securities  also may entail some or all or these  risks.  The  Sub-advisor  seeks to mitigate the risks associated with foreign investment through diversification and active professional management.

                  Developing  Countries.  A developing  country or emerging market country can be considered to be a country that is in the initial stages of its  industrialization  cycle.  Currently,  emerging markets  generally  include every country in the world other than the developed  European  countries  (primarily in Western  Europe),  the United States,  Canada,  Japan,  Australia,  New
Zealand,  Hong Kong and Singapore.  The characteristics of markets can change over time.  Currently,  the Sub-advisor  believes that investing  in many  emerging  markets is not  desirable or feasible  because of the lack of adequate  custody  arrangements  for the
Portfolio's assets, overly burdensome  repatriation and similar  restrictions,  the lack of organized and liquid securities markets, unacceptable  political risks or other reasons.  As desirable  opportunities  to invest in securities in emerging  markets  develop, the Portfolio may expand and further broaden the group of emerging markets in which it invests.

         Many of the risks  relating  to foreign  securities  generally  will be greater for  emerging  markets  than for  developed
countries.   Many  emerging  markets  have  experienced  substantial  rates  of  inflation  for  many  years.  Inflation  and  rapid fluctuations  in inflation  rates have had and may continue to have very negative  effects on the economies and  securities  markets for certain  developing  markets.  Economies in emerging  markets  generally  are heavily  dependent  upon  international  trade and accordingly,  have been and may continue to be affected  adversely by trade  barriers,  exchange  controls,  managed  adjustments in relative  currency  values and other  protectionist  measures  imposed or negotiated by the countries  with which they trade.  These economies  also have been and may continue to be affected  adversely by economic  conditions in the countries with which they trade.
There also may be a lower level of  securities  market  monitoring  and  regulation  of  developing  markets and the  activities  of investors in such markets,  and enforcement of existing  regulations has been extremely  limited.  The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries.

         In addition,  brokerage  commissions,  custodial  services and other costs relating to investment in foreign markets may be particularly  high with respect to emerging markets.  Such markets have different  settlement and clearance  procedures.  In certain markets there have been times when settlements have been unable to keep pace with the volume of securities  transactions,  making it difficult  to conduct such  transactions.  Such  settlement  problems  may cause  emerging  market  securities  to be illiquid.  The inability of the  Portfolio to make intended  securities  purchases  due to  settlement  problems  could cause the Portfolio to miss attractive  investment  opportunities.  Inability to dispose of a portfolio  security caused by settlement  problems could result in losses to the  Portfolio  due to  subsequent  declines in value of the  portfolio  security or, if the  Portfolio has entered into a contract to sell the security,  could result in liability to the purchaser.  Certain emerging  markets may lack clearing  facilities equivalent to those in developed  countries.  Accordingly,  settlements can pose additional risks in such markets and ultimately can expose the Portfolio to the risk of losses resulting from its inability to recover from a counterparty.

         The risk also exists that an emergency  situation  may arise in one or more  emerging  markets as a result of which trading of securities may cease or may be substantially  curtailed and prices for the Portfolio's  portfolio  securities in such markets may not be readily available.  The Portfolio's  portfolio  securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees.

         Portfolio  Turnover.  Any  particular  security will be sold, and the proceeds  reinvested,  whenever such action is deemed prudent  from  the  viewpoint  of the  Portfolio's  investment  objectives,  regardless  of the  holding  period  of that  security.
Additional  information  about  portfolio  turnover is included in this  Statement and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Options, Futures and Currency Strategies.  The Portfolio may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Portfolio's investments.  These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General  Risks of Options,  Futures and Currency  Strategies.  The use by the Portfolio of options,  futures  contracts and forward currency contracts involves special  considerations and risks. For example,  there might be imperfect  correlation,  or even no  correlation,  between  the price  movements  or an  instrument  (such as an option  contract)  and the  price  movements  of the investments  being hedged.  In these  circumstances,  if a "protective  put" is used to hedge a potential  decline in a security and the  security  does  decline in price,  the put  option's  increased  value may not  completely  offset  the loss in the  underlying security.  Such a lack of correlation  might occur due to factors  unrelated to the value of the investments  being hedged,  such as changing  interest rates,  market  liquidity,  and speculative or other pressures on the markets in which the hedging  instrument is traded.

         The  Portfolio  will not enter into a hedging  transaction  if the  Sub-advisor  determines  that the cost of hedging  will exceed the potential benefit to the Portfolio.

         Additional  information on these  instruments is included in this Statement and the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."  Certain risks pertaining to particular strategies are described in the sections that follow.

                           Cover.  Transactions  using  forward  contracts,  futures  contracts  and  options  (other  than  options purchased  by a  Portfolio)  expose the  Portfolio  to an  obligation  to another  party.  A Portfolio  will not enter into any such transactions  unless it owns either (1) an offsetting  ("covered")  position in securities,  currencies,  or other options,  forward contracts  or  futures  contracts  or (2) cash or  liquid  assets  with a value  sufficient  at all  times to  cover  its  potential obligations  not  covered as  provided in (1) above.  The  Portfolio  will  comply  with SEC  guidelines  regarding  cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

                  Assets used as cover cannot be sold while the position in the corresponding forward contract,  futures contract or option is open,  unless they are replaced with other  appropriate  assets.  If a large  portion of a Portfolio's  assets is used for cover or otherwise set aside, it could affect portfolio  management or the Portfolio's  ability to meet redemption requests or other current obligations.

                  Writing Call Options.  The  Portfolio  may write (sell)  covered call options on  securities,  futures  contracts, forward  contracts,  indices and currencies.  Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put  Options.  The  Portfolio  may write  (sell) put options on  securities,  futures  contracts,  forward contracts,  indices  and  currencies.  The  Portfolio  would write a put option at an  exercise  price that,  reduced by the premium received on the option,  reflects the lower price it is willing to pay for the underlying security,  contract or currency.  The risk in such a  transaction  would be that the market price of the  underlying  security,  contract or currency  would  decline below the exercise price less the premium received.

                  Purchasing Put Options.   The  Portfolio  may  purchase  put options on  securities,  futures  contracts,  forward contracts,  indices and currencies.  The Portfolio may enter into closing sale transactions  with respect to such options,  exercise such option or permit such option to expire.

         The  Portfolio  may also  purchase put options on  underlying  securities,  contracts or  currencies  against  which it has written  other put  options.  For example,  where the  Portfolio  has written a put option on an  underlying  security,  rather than entering a closing  transaction of the written option,  it may purchase a put option with a different strike price and/or expiration date that would  eliminate  some or all of the risk  associated  with the written put. Used in  combinations,  these  strategies are commonly  referred to as "put  spreads."  Likewise,  the  Portfolio may write call options on  underlying  securities,  contracts or currencies against which it has purchased protective put options.  This strategy is commonly referred to as a "collar."

         Purchasing  Call  Options.  The Portfolio  may purchase  covered call options on  securities,  futures  contracts,  forward contracts,  indices and currencies.  The Portfolio may enter into closing sale transactions  with respect to such options,  exercise such options or permit such options to expire.

         The  Portfolio  may also purchase  call options on  underlying  securities,  contracts or  currencies  against which it has written other call options.  For example,  where the  Portfolio  has written a call option on an  underlying  security,  rather than entering a closing  transaction  of the  written  option,  it may  purchase a call  option  with a  different  strike  price  and/or expiration  date that would  eliminate  some or all of the risk  associated  with the  written  call.  Used in  combinations,  these strategies are commonly referred to as "call spreads."

         Options  may be  either  listed  on an  exchange  or  traded  in  over-the-counter  ("OTC")  markets.  Listed  options  are third-party  contracts  (i.e.,  performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized  strike prices and expiration  dates. OTC options are two-party  contracts with negotiated strike prices and  expiration  dates.  The  Portfolio  will not purchase an OTC option unless it believes  that daily  valuations  for such options are readily  obtainable.  OTC options differ from  exchange-traded  options in that OTC options are transacted  with dealers directly  and  not  through  a  clearing  corporation  (which  would  guarantee  performance).  Consequently,  there  is a  risk  of non-performance  by the dealer.  Since no exchange  is  involved,  OTC options are valued on the basis of an average of the last bid prices obtained from dealers,  unless a quotation from only one dealer is available,  in which case only that dealer's price will be used.

                  Index  Options.  The risks of  investment  in index  options may be greater  than options on  securities.  Because index  options are settled in cash,  when the  Portfolio  writes a call on an index it cannot  provide in advance for its  potential settlement  obligations by acquiring and holding the underlying  securities.  The Portfolio can offset some of the risk of writing a call index option  position by holding a  diversified  portfolio of  securities  similar to those on which the  underlying  index is based.  However,  the Portfolio cannot, as a practical matter,  acquire and hold a portfolio  containing exactly the same securities as underlie the index and, as a result,  bears a risk that the value of the securities  held will not be perfectly  correlated  with the value of the index.

                  Limitations  on Options.  The Portfolio  will not write  options it,  immediately  after such sale,  the aggregate value of securities or obligations  underlying the outstanding  options exceeds 20% of the Portfolio's  total assets.  The Portfolio will not purchase  options if, at the time of the  investment,  the  aggregate  premiums  paid for the options will exceed 5% of the
Portfolio's total assets.

                  Interest Rate,  Currency and Stock Index Futures Contracts.  The Portfolio may enter into interest rate,  currency or stock index  futures  contracts  (collectively,  "Futures"  or  "Futures  Contracts")  and options on Futures as a hedge  against changes in prevailing levels of interest rates, currency exchange rates or stock price levels,  respectively,  in order to establish more  definitely the effective  return on securities or currencies  held or intended to be acquired by it. The  Portfolio's  hedging may include  sales of Futures as an offset  against the effect of expected  increases in interest  rates,  and decreases in currency exchange  rates and stock prices,  and purchase of Futures as an offset against the effect of expected  declines in interest  rates, and increases in currency exchange rates or stock prices.

         A Futures  Contract is a two party  agreement  to buy or sell a specified  amount of a specified  security or currency  (or deliver a cash  settlement  price,  in the case of an index future) for a specified  price at a designated  date,  time and place. A stock index  future  provides for the  delivery,  at a designated  date,  time and place,  of an amount of cash equal to a specified dollar amount times the  difference  between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The  Portfolio  will only enter into Futures  Contracts  that are traded on futures  exchanges and are  standardized  as to maturity date and underlying  financial  instrument.  Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

         The  Portfolio's  Futures  transactions  will be entered into for hedging  purposes only;  that is, Futures will be sold to protect  against a decline in the price of  securities  or  currencies  that the  Portfolio  owns,  or Futures  will be purchased to protect the  Portfolio  against an increase in the price of  securities  or  currencies  it has  committed to purchase or expects to purchase.

         If the  Portfolio  were  unable to  liquidate  a Future or an option on  Futures  position  due to the  absence of a liquid secondary market or the imposition of price limits,  it could incur substantial  losses.  The Portfolio would continue to be subject to market  risk with  respect to the  position.  In  addition,  except in the case of  purchased  options,  the  Portfolio  might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional  information  on Futures,  options on Futures,  and their  risks is included in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Forward  Contracts.  A forward  contract is an  obligation,  usually  arranged  with a  commercial  bank or other  currency dealer,  to purchase or sell a currency  against  another  currency  at a future date and price as agreed upon by the  parties.  The
Portfolio  either may accept or make  delivery of the currency at the maturity of the forward  contract.  The Portfolio may also, if its contra party  agrees  prior to  maturity,  enter into a closing  transaction  involving  the  purchase or sale of an  offsetting contract.  Forward contracts are traded  over-the-counter,  and not on organized commodities or securities  exchanges.  As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The cost to the  Portfolio  of engaging in forward  contracts  varies with  factors such as the  currencies  involved,  the length of the contract period and the market  conditions then  prevailing.  Because forward  contracts are usually entered into on a principal  basis, no fees or commissions are involved.  The use of forward  contracts does not eliminate  fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional  information  on forward  contracts  and their risks is included in this  Statement  and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Portfolio may invest in other  investment  companies to the extent permitted by the 1940
Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

         Investment  Policy Which May Be Changed Without  Shareholder  Approval.  The following  limitation is applicable to the AST
AIM International Equity Portfolio. This limitation is not a "fundamental"  restriction,  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Make investments for the purpose of gaining control of a company's management.

AST Janus Overseas Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         The  portfolio  pursues  its  objective  by  investing  primarily  in common  stocks of foreign  issuers  of any size.  The
Portfolio normally invests at least 65% of its total assets in issuers from at least five different  countries  excluding the United
States.  The  Portfolio may invest all of its assets in the  securities  of a single  open-end  management  investment  company with substantially the same fundamental investment  objectives,  policies and restrictions as the Portfolio subject to the prior approval of the Investment  Manager.  The Investment  Manager will not approve such investment  unless:  (a) the Investment Manager believes, on the advice of counsel,  that such  investment will not have an adverse effect on the tax status of the annuity  contracts  and/or life insurance  policies  supported by the separate accounts of the Participating  Insurance  Companies which purchase shares of the
Trust; (b) the Investment  Manager has given prior notice to the  Participating  Insurance  Companies that it intends to permit such investment and has determined  whether such  Participating  Insurance  Companies intend to redeem any shares and/or  discontinue the purchase  of  shares  because  of such  investment;  (c) the  Trustees  have  determined  that the fees to be paid by the  Trust for administrative,  accounting,  custodial  and transfer  agency  services  for the  Portfolio  subsequent  to such an  investment  are appropriate,  or the Trustees have approved  changes to the  agreements  providing such services to reflect a reduction in fees; (d)
the  Sub-advisor has agreed to reduce its fee by the amount of any investment  advisory fees paid to the investment  manager of such open-end management  investment company;  and (e) shareholder  approval is obtained if required by law. The Portfolio will apply for such  exemptive  relief  under the  provisions  of the 1940 Act, or other such relief as may be necessary  under the then  governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

         Futures,  Options  and Other  Derivative  Instruments.  The  Portfolio  may enter into  futures  contracts  on  securities, financial  indices,  and  foreign  currencies  and options on such  contracts,  and may invest in options on  securities,  financial indices and foreign  currencies,  forward  contracts and swaps.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the aggregate amount of the Portfolio's  commitments  under  outstanding  futures  contracts  positions and options on futures  contracts  written by the  Portfolio  would exceed the market value of the total  assets of the  Portfolio.  The
Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of securities and indices based on the types of securities  in which the Portfolio is permitted to invest  directly.  The  Portfolio  will effect such  transactions only with investment dealers and other financial  institutions  (such as commercial banks or savings and loan  institutions)  deemed creditworthy,  and only pursuant to procedures  adopted,  by the Sub-advisor for monitoring the  creditworthiness of those entities.
To the extent that an option  bought or written by the  Portfolio in a negotiated  transaction  is illiquid,  the value of an option bought or the amount of the Portfolio's  obligations  under an option written by the Portfolio,  as the case may be, will be subject to the Portfolio's  limitation on illiquid  investments.  In the case of illiquid options,  it may not be possible for the Portfolio to effect an offsetting  transaction at a time when the Sub-advisor  believes it would be  advantageous  for the Portfolio to do so.
For a description  of these  strategies  and  instruments  and certain risks  involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar  Instruments.  The Portfolio may make  investments in Eurodollar  instruments.  Eurodollar  instruments are U.S.
dollar-denominated  futures contracts or options thereon which are linked to the London Interbank  Offered Rate ("LIBOR"),  although foreign  currency-denominated  instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed  rate for the  lending of funds and  sellers  to obtain a fixed rate for  borrowings.  The  Portfolio  might use  Eurodollar futures  contracts  and options  thereon to hedge  against  changes in LIBOR,  to which many  interest  rate swaps and  fixed-income instruments are linked.

         Swaps  and  Swap-Related  Products.  The  Portfolio  may enter  into  interest  rate  swaps,  caps and  floors on either an asset-based or  liability-based  basis,  depending upon whether it is hedging its assets or its liabilities,  and will usually enter into interest rate swaps on a net basis (i.e.,  the two payment streams are netted out, with the Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments).  The net amount of the excess,  if any, of the  Portfolio's  obligations over its  entitlement  with  respect  to each  interest  rate  swap  will be  calculated  on a daily  basis and an amount of cash or high-grade  liquid  assets  having an  aggregate  net asset  value at least  equal to the accrued  excess  will be  maintained  in a segregated  account by the  custodian  of the  Portfolio.  If the  Portfolio  enters into an interest  rate swap on other than a net basis,  it would maintain a segregated  account in the full amount accrued on a daily basis of its  obligations  with respect to the swap.  The Portfolio will not enter into any interest rate swap, cap or floor  transaction  unless the unsecured  senior debt or the claims-paying  ability of the other party thereto is rated in one of the three highest rating  categories of at least one nationally recognized  statistical  rating  organization  at the time of entering  into such  transaction.  The  Sub-advisor  will  monitor the creditworthiness  of all  counterparties  on an ongoing basis.  If there is a default by the other party to such a transaction,  the
Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially  in recent years with a large number of banks and investment  banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result, the swap market has become relatively liquid.  Caps and floors are more recent innovations for which standardized  documentation has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the Portfolio  sells (i.e.,  writes) caps and floors,  it will segregate  cash or high-grade  liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of  interest  rate swap  transactions  that may be  entered  into by the  Portfolio.  These transactions  may in some  instances  involve  the  delivery  of  securities  or other  underlying  assets by the  Portfolio  or its counterparty to collateralize  obligations  under the swap.  Under the  documentation  currently used in those markets,  the risk of loss with  respect  to  interest  rate  swaps is  limited to the net amount of the  payments  that the  Portfolio  is  contractually obligated to make. If the other party to an interest rate swap that is not  collateralized  defaults,  the Portfolio  would risk the loss of the net amount of the payments that it  contractually is entitled to receive.  The Portfolio may buy and sell (i.e.,  write)
caps and floors without limitation,  subject to the segregation  requirement  described above. For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  Company  Securities.  From time to time, the Portfolio may invest in securities of other investment  companies, subject to the  provisions  of Section  12(d)(1) of the 1940 Act.  The  Portfolio  may invest in  securities  of money  market funds managed by the  Sub-advisor  subject to the terms of an exemptive  order obtained by the  Sub-advisor and the funds that are advised or  sub-advised  by the  Sub-advisor.  Under such order,  the Portfolio  will limit its aggregate  investment in a money market fund managed by the  Sub-advisor  to the  greater of (i) 5% of its total  assets or (ii) $2.5  million,  although  the  Trust's  Board of
Trustees may increase this limit up to 25% of the Trust's total assets.

         Zero-Coupon,  Pay-In-Kind  and Step Coupon  Securities.  The Portfolio  may invest up to 10% of its assets in  zero-coupon, pay-in-kind and step coupon  securities.  For a discussion of zero-coupon debt securities and the risks involved  therein,  see this
Statement under "Certain Risk Factors and Investment Methods."

         Pass-Through  Securities.  The Portfolio may invest in various types of pass-through  securities,  such as  mortgage-backed securities,  asset-backed  securities and participation  interests. A pass-through security is a share or certificate of interest in a pool of debt  obligations  that have been  repackaged  by an  intermediary,  such as a bank or  broker-dealer.  The purchaser of a pass-through  security  receives  an  undivided  interest  in the  underlying  pool of  securities.  The  issuers of the  underlying securities  make  interest  and  principal  payments  to the  intermediary  which are  passed  through  to  purchasers,  such as the
Portfolio.  For an additional  discussion of pass-through  securities and certain risks involved therein, see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Portfolio may invest in sponsored and unsponsored  American Depositary Receipts ("ADRs"),  which are receipts issued by an American bank or trust company evidencing  ownership of underlying  securities issued by a foreign issuer.
ADRs,  in  registered  form,  are  designed  for use in U.S.  securities  markets.  Unsponsored  ADRs  may be  created  without  the participation  of the foreign  issuer.  Holders of these ADRs  generally  bear all the costs of the ADR  facility,  whereas  foreign issuers  typically  bear certain costs in a sponsored ADR. The bank or trust company  depositary of an unsponsored  ADR may be under no obligation to distribute  shareholder  communications  received from the foreign  issuer or to pass through  voting  rights.  The
Portfolio may also invest in European Depositary Receipts ("EDRs"),  receipts issued by a European financial institution  evidencing an  arrangement  similar  to that of ADRs,  Global  Depositary  Receipts  ("GDRs")  and in other  similar  instruments  representing securities of foreign  companies.  EDRs, in bearer form, are designed for use in European  securities  markets.  GDRs are securities convertible into equity securities of foreign issuers.

         Other  Income-Producing  Securities.  Other types of income producing  securities that the Portfolio may purchase  include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations.  These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

                  Standby  Commitments.  These instruments,  which are similar to a put, give the Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

                  Tender Option Bonds.  Tender option bonds are relatively  long-term bonds that are coupled with the agreement of a third party (such as a broker,  dealer or bank) to grant the holders of such  securities  the option to tender the securities to the institution at periodic intervals.

                  Inverse  Floaters.  Inverse  floaters are debt  instruments  whose interest bears an inverse  relationship  to the interest rate on another  security.  The  Portfolio  will not invest more than 5% of its assets in inverse  floaters.  The Portfolio will  purchase  standby  commitments,  tender  option  bonds and  instruments  with  demand  features  primarily  for the purpose of increasing the liquidity of the Portfolio.

         Reverse  Repurchase  Agreements.  The  Portfolio may enter into reverse  repurchase  agreements.  The Portfolio  will enter into such  agreements  only to provide cash to satisfy  unusually  heavy  redemption  requests and for other  temporary or emergency purposes,  rather than to obtain cash to make additional  investments.  While a reverse  repurchase  agreement is  outstanding,  the
Portfolio will maintain cash and  appropriate  liquid assets in a segregated  custodial  account to cover its  obligation  under the agreement.  The Portfolio will enter into reverse  repurchase  agreements  only with parties that  Sub-advisor  deems  creditworthy.
For an  additional  description  of these  investment  techniques,  see the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Investment  Policies Which May be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Janus Overseas  Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval:

         1.       The Portfolio will not (i) enter into any futures  contracts and related options for purposes other than bona fide hedging  transactions  within the meaning of CFTC  regulations if the aggregate  initial  margin and premiums  required to establish positions in futures  contracts and related  options that do not fall within the definition of bona fide hedging  transactions  will exceed 5% of the fair market  value of the  Portfolio's  net assets,  after taking into account  unrealized  profits and  unrealized losses on any such  contracts  it has  entered  into;  and (ii) enter into any  futures  contracts  if the  aggregate  amount of the
Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         2.       The  Portfolio  does not  currently  intend to sell  securities  short,  unless it owns or has the right to obtain securities  equivalent  in kind and amount to the  securities  sold  short  without  the  payment  of any  additional  consideration therefor,  and provided that  transactions in futures,  options,  swaps and forward  contracts are not deemed to constitute  selling securities short.

         3.       The Portfolio  does not currently  intend to purchase  securities on margin,  except that the Portfolio may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits in connection  with  transactions in futures,  options,  swaps and forward  contracts  shall not be deemed to constitute  purchasing securities on margin.

         4.       The  Portfolio  does not  currently  intend  to  purchase  securities  of other  investment  companies,  except in compliance with the 1940 Act.

         5.       The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed,  in the  aggregate,  15% of the  Portfolio's  net asset  value,  provided  that this  limitation  does not apply to  reverse  repurchase agreements,  deposits of assets to margin,  guarantee positions in futures,  options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         6.       The  Portfolio  does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net  assets  would be  invested  in  repurchase  agreements  not  entitling  the  holder to payment of principal  and interest  within seven days and in securities  that are illiquid by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available market.  The Trustees,  or the Sub-advisor  acting pursuant to authority  delegated by the Trustees,  may determine that a readily  available market exists for securities  eligible for resale pursuant to Rule 144A under the  Securities  Act of 1933  ("Rule  144A  Securities"),  or any  successor  to such  rule,  and  Section  4(2)  commercial  paper.
Accordingly, such securities may not be subject to the foregoing limitation.

         7.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST American Century International Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         In general,  within the  restrictions  outlined  herein,  the Portfolio has broad powers with respect to investing funds or holding them uninvested.  Investments are varied according to what is judged  advantageous  under changing economic  conditions.  It will be the Sub-advisor's  policy to retain maximum  flexibility in management without  restrictive  provisions as to the proportion of one or  another  class of  securities  that may be held,  subject  to the  investment  restrictions  described  below.  It is the
Sub-advisor's  intention that the Portfolio will generally consist of common stocks.  However, the Sub-advisor may invest the assets of the Portfolio in varying amounts in other instruments and in senior securities,  such as bonds, debentures,  preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

         Forward Currency Exchange  Contracts.  The Portfolio conducts its foreign currency exchange  transactions  either on a spot
(i.e.,  cash) basis at the spot rate prevailing in the foreign currency  exchange market,  or through entering into forward currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two  circumstances:  (1) when the Sub-advisor  wishes to "lock in" the
U.S.  dollar price of a security  when the  Portfolio is purchasing or selling a security  denominated  in a foreign  currency,  the
Portfolio would be able to enter into a forward contract to do so ("transaction  hedging");  (2) when the Sub-advisor  believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S. dollar, the Portfolio would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount  approximating  the value of some or all of the Portfolio's  securities  either  denominated in, or whose value is tied to, such foreign currency  ("portfolio  hedging").  It's anticipated that the Fund will enter into portfolio hedges much less frequently than transaction hedges.

         As to transaction  hedging,  when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign  currency,  it may be desirable to establish (lock in) the U.S. dollar cost or proceeds.  By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying  security  transaction,  the Portfolio will be able to protect  itself  against a possible loss between trade and  settlement  dates  resulting  from the adverse  change in the relationship between the U.S. dollar and the subject foreign currency.

         Under portfolio hedging,  when the Sub-advisor  believes that the currency of a particular country may suffer a substantial decline  relative to the U.S.  dollar,  the  Portfolio  could enter into a forward  contract to sell for a fixed  dollar  amount the amount in foreign  currencies  approximating the value of some or all of its portfolio  securities  either  denominated in, or whose value is tied to, such foreign  currency.  The Portfolio will place cash or high-grade  liquid securities in a separate account with its custodian in an amount  sufficient to cover its obligation  under the contract  entered into under the second  circumstance.  If the value of the securities  placed in the separate  account  declines,  additional cash or securities will be placed in the account on a daily  basis  so that the  value of the  account  equals  the  amount  of the  Portfolio's  commitments  with  respect  to such contracts.  At any given time, no more than 10% of the  Portfolio's  assets will be committed to a segregated  account in connection with portfolio hedging transactions.

         The precise  matching  of forward  contracts  in the  amounts and values of  securities  involved  would not  generally  be possible  since the future  values of such foreign  currencies  will change as a  consequence  of market  movements in the values of those  securities  between the date the forward  contract is entered into and the date it matures.  Predicting  short-term  currency market  movements is  extremely  difficult,  and the  successful  execution  of  short-term  hedging  strategy is highly  uncertain.
Normally,  consideration of the prospect for currency  parities will be incorporated  into the long-term  investment  decisions made with respect to overall  diversification  strategies.  However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio's best interests may be served.

         Generally,  the Portfolio  will not enter into a forward  contract with a term of greater than one year. At the maturity of the forward  contract,  the Portfolio may either sell the portfolio  security and make delivery of the foreign  currency,  or it may retain the security and terminate the  obligation to deliver the foreign  currency by purchasing an  "offsetting"  forward  contract with the same currency  trader  obligating  the Portfolio to purchase,  on the same  maturity  date,  the same amount of the foreign currency.

         It is  impossible to forecast with  absolute  precision the market value of portfolio  securities at the  expiration of the forward  contract.  Accordingly,  it may be necessary for the Portfolio to purchase  additional  foreign currency on the spot market
(and bear the  expense of such  purchase)  if the market  value of the  security  is less than the  amount of foreign  currency  the
Portfolio  is obligated  to deliver and if a decision is made to sell the  security  and make  delivery of the foreign  currency the
Portfolio is obligated to deliver.  For an  additional  discussion of forward  currency  exchange  contracts and the risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Securities.  To the extent permitted by its investment  objectives and policies discussed elsewhere herein, the
Portfolio may invest in securities  that are commonly  referred to as "derivative"  securities.  Certain  derivative  securities are more accurately described as  "index/structured"  securities.  Index/structured  securities are derivative securities whose value or performance  is linked to other equity  securities  (such as depositary  receipts),  currencies,  interest  rates,  indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such as  mortgage-backed  and other  asset-backed  securities,  are in many  respects  like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative  security  unless the reference index or the instrument to which it relates is an eligible  investment for the Portfolio.  For example,  a security whose  underlying value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending upon changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk  that the  underlying  security,  interest  rate,  market  index or  other  financial  asset  will not move in the direction the portfolio manager anticipates;

o        the possibility  that there may be no liquid secondary  market,  or the possibility  that price  fluctuation  limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative  securities,  and the Investment Manager will report to the  Trust's  Board of Trustees as  necessary.  For  additional  information  on  derivatives  and their  risks,  see the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  and  Options.  The  Portfolio  may enter into  futures  contracts,  options or options on futures  contracts.  The
Portfolio may not, however,  enter into a futures  transaction for speculative  purposes.  Generally,  futures  transactions will be used to:

o        protect against a decline in market value of the Portfolio's securities (taking a short futures position), or

o        protect against the risk of an increase in market value for securities in which the Portfolio  generally  invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o        provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

Some futures and options  strategies,  such as selling  futures,  buying puts and writing calls,  hedge the Portfolio's  investments against price  fluctuations.  Other  strategies,  such as buying  futures,  writing puts and buying calls,  tend to increase  market exposure.

         Although  other  techniques  may be used to control the  Portfolio's  exposure to market  fluctuations,  the use of futures contracts  may be a more  effective  means of  hedging  this  exposure.  While  the  Portfolio  will pay  brokerage  commissions  in connection  with  opening and  closing out futures  positions,  these  costs are lower than the  transaction  costs  incurred in the purchase and sale of the underlying securities.

         The  Portfolio may engage in futures and options  transactions  based on securities  indices that are  consistent  with the
Portfolio's  investment  objectives.  Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed income funds,  or the S&P 500 Index for equity funds.  The Portfolio  also may engage in futures and options  transactions  based on specific  securities,  such as U.S.  Treasury bonds or notes.  Futures contracts are traded on national futures  exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Portfolio  purchases or sells a bond,  no price is paid or received by the  Portfolio  upon the purchase or sale of the  future.  Initially,  the  Portfolio  will be  required  to deposit an amount of cash or  securities  equal to a varying specified  percentage  of the contract  amount.  This amount is known as initial  margin.  The margin  deposit is intended to assure completion of the contract  (delivery or  acceptance  of the  underlying  security) if it is not  terminated  prior to the specified delivery date.  Minimum  initial margin  requirements  are  established  by the futures  exchanges and may be revised.  In addition, brokers may establish margin deposit  requirements  that are higher than the exchange  minimums.  Cash held in the margin account is not income producing.  Subsequent  payments,  called variation margin, to and from the broker,  will be made on a daily basis as the price of the underlying debt  securities or index  fluctuates,  making the future more or less valuable,  a process known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets  involves  certain risks,  which are described in more detail in this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and  Investment  Methods." The  Sub-advisor will seek to minimize  these risks by limiting the  contracts  entered  into on behalf of the  Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options  on  Futures.  By  purchasing  an option on a futures  contract,  the  Portfolio  obtains  the  right,  but not the obligation,  to sell the futures  contract  (a put  option) or to buy the  contract (a call  option) at a fixed  strike  price.  The
Portfolio  can  terminate  its  position  in a put option by  allowing it to expire or by  exercising  the option.  If the option is exercised,  the Portfolio  completes the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the  Portfolio may write (or sell) call options that obligate it to sell
(or deliver) the option's  underlying  instrument  upon exercise of the option.  While the receipt of option premiums would mitigate the effects of price  declines,  the  Portfolio  would give up some ability to  participate  in a price  increase on the  underlying instrument.  If the  Portfolio  were to engage in options  transactions,  it would own the futures  contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Investments  in Companies  with Limited  Operating  History.  The  Portfolio  may invest in the  securities of issuers with limiting  operating  history.  The Sub-advisor  considers an issuer to have a limited  operating history if that issuer has a record of less than three years of continuous operation.

         Investments  in  securities  of issuers  with limited  operating  history may involve  greater  risks than  investments  in securities of more mature issuers.  By their nature,  such issuers present limited operating history and financial  information upon which the  manager may base its  investment  decision on behalf of the  Portfolio.  In  addition,  financial  and other  information regarding such issuers, when available, may be incomplete or inaccurate.

         The  Portfolio  will not invest more than 5% of its total assets in the  securities  of issuers with less than a three-year operating  history.  The  Sub-advisor  will  consider  periods of capital  formation,  incubation,  consolidation,  and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short Sales.  The  Portfolio  may engage in short sales if, at the time of the short sale,  the  Portfolio  owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short  sale,  the seller does not  immediately  deliver the  securities  sold and is said to have a short  position in those securities until delivery  occurs.  To make delivery to the purchaser,  the executing broker borrows the securities being sold short on behalf of the seller.  While the short  position is  maintained,  the seller  collateralizes  its obligation to deliver the securities  sold short in an amount equal to the proceeds of the short sale plus an  additional  margin  amount  established  by the
Board of Governors of the Federal  Reserve.  If the Portfolio  engages in a short sale the collateral  account will be maintained by the  Portfolio's  custodian.  While the short sale is open the Portfolio will maintain in a segregated  custodial  account an amount of securities  convertible  into or exchangeable  for such  equivalent  securities at no additional  cost.  These  securities  would constitute the Portfolio's long position.

         If the Portfolio sells short  securities  that it owns, any future gains or losses in the Portfolio's  long position should be reduced by a gain or loss in the short  position.  The extent to which such gains or losses are  reduced  would  depend  upon the amount of the security sold short relative to the amount the Portfolio  owns.  There will be certain  additional  transaction  costs associated  with short sales,  but the  Portfolio  will  endeavor to offset these costs with income from the  investment of the cash proceeds of short sales.

         Sovereign  Debt  Obligations.  The  Portfolio  may purchase  sovereign  debt  instruments  issued or  guaranteed by foreign governments  or their  agencies,  including debt of emerging  market  countries.  Sovereign debt may be in the form of  conventional securities or other types of debt  instruments  such as loans or loan  participations.  Sovereign  debt of developing  countries may involve a high degree of risk and may present a risk of default or renegotiation or rescheduling of debt payments.

         Portfolio  Turnover.  The Sub-advisor  will purchase and sell securities  without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor  intends to purchase a given security  whenever the  Sub-advisor  believes it will contribute to the stated
objective of the  Portfolio,  even if the same security has only recently been sold. The Portfolio  will sell a given  security,  no matter for how long or for how short a period it has been held,  and no matter  whether  the sale is at a gain or at a loss,  if the
Sub-advisor  believes that such security is not fulfilling its purpose,  either because,  among other things,  it did not live up to the  Sub-advisor's  expectations,  or because it may be replaced with another security  holding greater  promise,  or because it has reached  its  optimum  potential,  or because of a change in the  circumstances  of a  particular  company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general  decline in security  prices is  anticipated,  the Portfolio  may decrease or eliminate  entirely its equity position and increase its cash  position,  and when a rise in price levels is  anticipated,  the  Portfolio  may increase its equity position and decrease its cash  position.  However,  it should be expected that the Portfolio  will,  under most  circumstances,  be essentially fully invested in equity securities.

         Since  investment  decisions  are based on the  anticipated  contribution  of the  security in question to the  Portfolio's objectives,  the rate of  portfolio  turnover is  irrelevant  when the  Sub-advisor  believes a change is in order to achieve  those objectives,  and the Portfolio's  annual  portfolio  turnover rate cannot be anticipated and may be  comparatively  high.  Since the
Sub-advisor  does not take  portfolio  turnover  rate into  account  in making  investment  decisions,  (1) the  Sub-advisor  has no intention of  accomplishing  any particular rate of portfolio  turnover,  whether high or low, and (2) the portfolio  turnover rates should not be considered as a representation of the rates that will be attained in the future.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST American Century  International  Growth Portfolio.  These  limitations are not "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest more than 15% of its assets in illiquid investments;

         2.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3.       Buy  securities on margin or sell short (unless it owns or by virtue of its ownership of other  securities has the right to obtain securities  equivalent in kind and amount to the securities sold);  however,  the Portfolio may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         4.       Invest in oil, gas or other mineral leases;

         5.       Invest for control or for management.

AST American Century International Growth Portfolio II:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         The  investment  policies of the  Portfolio  are  identical in all material  respects to those of the AST American  Century
International Growth Portfolio as described above.

AST MFS Global Equity Portfolio:

Investment Objective: The investment objective of the Portfolio is capital growth.

Investment Policies:

         U.S.  Government  Securities.  The  Portfolio  may  invest  in U.S.  Government  securities  including  (i)  U.S.  Treasury obligations,  all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government securities,  some of which are backed by the full faith and credit of the U.S.  Treasury,  e.g.,  direct  pass-through  certificates of the Government
National Mortgage Association ("GNMA");  some of which are backed only by the credit of the issuer itself, e.g.,  obligations of the
Student Loan  Marketing  Association;  and some of which are  supported by the  discretionary  authority of the U.S.  Government  to purchase the agency's obligations, e.g., obligations of the Federal National Mortgage Association ("FNMA").

         U.S.  Government  securities also include  interest in trust or other entities  representing  interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

         Equity  Securities.  The Portfolio may invest in all types of equity  securities,  including the following:  common stocks, preferred  stocks and  preference  stocks;  securities  such as bonds,  warrants or rights that are  convertible  into  stocks;  and
depository  receipts  for  those  securities.   These  securities  may  be  listed  on  securities  exchanges,   traded  in  various
over-the-counter markets or have no organized market.

         Foreign  Securities.  The  Portfolio  may invest in  dollar-denominated  and  non-dollar  denominated  foreign  securities.
Investing in securities of foreign  issuers  generally  involves  risks not  ordinarily  associated  with investing in securities of domestic  issuers.  For a discussion of the risks  involved in foreign  securities,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Depository  Receipts.  The  Portfolio may invest in American  Depository  Receipts  ("ADRs"),  Global  Depository  Receipts
("GDRs") and other types of  depository  receipts.  ADRs are  certificates  by a U.S.  depository  (usually a bank) and  represent a specified  quantity of shares of an  underlying  non-U.S.  stock on deposit  with a  custodian  bank as  collateral.  GDRs and other types of  depository  receipts  are  typically  issued by foreign  banks or trust  companies  and evidence  ownership of  underlying securities  issued  by  either a  foreign  or a U.S.  company.  For the  purposes  of the  Portfolio's  policy  to  invest a certain percentage  of its assets in foreign  securities,  the  investments  of the  Portfolio in ADRs,  GDRs and other types of  depository receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or unsponsored.  A sponsored ADR is issued by a depository which has an exclusive  relationship  with the issuer of the underlying  security.  An  unsponsored  ADR may be issued by any number of U.S.  depositories.  Under the terms of most sponsored  arrangements,  depositories  agree to distribute  notices of shareholder  meetings and voting  instructions,  and to provide  shareholder  communications  and other  information  to the ADR  holders  at the  request  of the  issuer of the  deposited securities.  The  depository  of an  unsponsored  ADR,  on the  other  hand,  is  under  no  obligation  to  distribute  shareholder communications  received from the issuer of the deposited  securities or to pass through  voting rights to ADR holders in respect of the deposited  securities.  The Portfolio may invest in either type of ADR.  Although the U.S.  investor holds a substitute  receipt of ownership  rather than direct stock  certificates,  the use of the  depository  receipts in the United Sates can reduce costs and delays as well as potential  currency exchange and other  difficulties.  The Portfolio may purchase  securities in local markets and direct  delivery of these  shares to the local  depositary  of an ADR agent bank in the  foreign  country.  Simultaneously,  the ADR agents create a certificate  which settles at the  Portfolio's  custodian in five days. The Portfolio may also execute trades on the
U.S.  markets  using  existing  ADRs.  A foreign  issuer of the  security  underlying  an ADR is  generally  not subject to the same reporting  requirements in the United States as a domestic issuer.  Accordingly,  information  available to a U.S.  investor will be limited to the  information  the foreign  issuer is  required  to  disclose  in its  country and the market  value of an ADR may not reflect undisclosed  material  information  concerning the issuer of the underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging  Markets.  The Portfolio may invest in securities of government,  government-related,  supranational and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company  Debt.  Governments  of many  emerging  market  countries  have  exercised  and  continue to  exercise  substantial influence  over many  aspects of the private  sector  through the  ownership  or control of many  companies,  including  some of the largest  in any given  country.  As a  result,  government  actions  in the  future  could  have a  significant  effect on  economic conditions in emerging markets,  which in turn, may adversely affect companies in the private sector,  general market conditions and
prices  and  yields  of  certain  of  the  securities  in  the  Portfolio's   portfolio.   Expropriation,   confiscatory   taxation,
nationalization,  political,  economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         Foreign  currencies.  Some emerging market countries may have managed  currencies,  which are not free floating against the
U.S.  dollar.  In  addition,  there is risk that certain  emerging  market  countries  may  restrict  the free  conversion  of their currencies  into other  currencies.  Further,  certain  emerging market  currencies may not be  internationally  traded.  Certain of these currencies have  experienced a steep  devaluation  relative to the U.S. dollar.  Any devaluations in the currencies in which a
Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many emerging  markets have  experienced  substantial,  and in some periods  extremely high, rates of inflation for many years.  Inflation  and rapid  fluctuations  in inflation  rates have had and may  continue to have  adverse  effects on the economies  and  securities  markets of certain  emerging  market  countries.  In an  attempt  to control  inflation,  wage and price controls  have been imposed in certain  countries.  Of these  countries,  some,  in recent  years,  have begun to control  inflation through prudent economic policies.

         Liquidity;  Trading Volume;  Regulatory  Oversight.  The securities  markets of emerging market countries are substantially smaller,  less  developed,  less liquid and more volatile than the major  securities  markets in the U.S.  Disclosure and regulatory standards  are in many  respects  less  stringent  than U.S.  standards.  Furthermore  , there is a lower  level of  monitoring  and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the  securities of emerging market issuers  compared to volume of trading in the  securities of U.S.  issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and  competitiveness of the securities  issuers.  For example,  limited market size may cause prices to be unduly  influenced by traders who control large positions.  Adverse  publicity and investors'  perceptions,  whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situations may arise in one or more emerging markets,  as a result of which trading of  securities  may cease or may be  substantially  curtailed and prices for the  Portfolio's  securities in such markets may not be readily  available.  The  Portfolio  may suspend  redemption  of its shares for any period  during  which an  emergency  exists,  as determined by the SEC. If market  prices are not readily  available,  the  Portfolio's  securities  in the affected  markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Withholding.  Income from  securities  held by the Portfolio  could be reduced by a withholding  tax on the source or other taxes imposed by the emerging  market  countries in which the Portfolio makes its  investments.  The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation  applicable  to the  Portfolio or to entities in which the Portfolio has invested.  The  Sub-advisor  will consider the cost of any taxes in determining  whether to acquire any particular  investments, but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The  Portfolio may enter into  contracts  for the purchase or sale of a specific  currency at a future date at a price at the time the  contract  is entered  into (a  "Forward  Contract"),  for hedging  purposes  (e.g.,  to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward  Contracts  entered into until maturity,  at which time it would be required to deliver or accept  delivery of the underlying  currency,  but will seek in most instances to close out positions in such
Contracts by entering into offsetting  transactions,  which will serve to fix the Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Portfolio  will also enter into  transactions  in Forward  Contracts for other than hedging  purposes,  which  presents greater  profit  potential but also  involves  increased  risk.  For example,  the  Portfolio may purchase a given foreign  currency through a Forward Contract if, in the judgement of the  Sub-advisor,  the value of such currency is expected to rise relative to the
U.S.  dollar.  Conversely,  the  Portfolio may sell the currency  through a Forward  Contract if the  Sub-advisor  believes that its value will decline relative to the dollar.

         For an  additional  discussion of Forward  Contracts see this  Statement  and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Futures  Contracts.  The Portfolio may purchase and sell futures contracts ("Future  Contracts") on stock indices,  foreign currencies,  interest rates or interest-rate related instruments,  indices or foreign currencies or commodities.  The Portfolio also may purchase and sell Futures  Contracts on foreign or domestic  fixed income  securities  or indices of such  securities  including municipal  bond  indices  and any other  indices of foreign or  domestic  fixed  income  securities  that may become  available  for trading.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures  Contracts  differ from  options in that they are  bilateral  agreements,  with both the  purchaser  and the seller equally  obligated to complete the  transaction.  Futures  Contracts call for settlement  only on the expiration  date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index  futures  contracts  are used to attempt to protect the  Portfolio's  current or intended stock  investments from broad  fluctuations in stock prices.  For example,  the Portfolio may sell stock index futures  contracts in anticipations  of or during  market  decline to  attempt  to offset  the  decrease  in market  value of the  Portfolio's  securities portfolio that might otherwise  result.  If such decline occurs,  the loss in value of portfolio  securities may be offset, in whole or in part, by gains on the futures  position.  When the Portfolio is not fully invested in the securities  market and anticipates a significant  market  advance,  it may  purchase  stock index  futures in order to gain rapid  market  exposure  that may, in part or entirely,  offset  increases in the cost of  securities  that the Portfolio  intends to purchase.  As such  purchases are made,  the corresponding  positions in stock index futures contracts will be closed out. In a substantial  majority of these transactions,  the
Portfolio will purchase such  securities  upon  termination of the futures  position,  but under unusual market  conditions,  a long futures position may be terminated without a related purchase of securities.

         The Portfolio may purchase and sell foreign  currency  futures  contracts for hedging  purposes,  to attempt to protect its current or intended  investments from fluctuations in currency  exchange rates.  Such fluctuations  could reduce the dollar value of portfolio securities denominated in foreign currencies,  or increase the dollar cost of foreign-denominated  securities, or increase the dollar cost of  foreign-denominated  securities to be acquired,  even if the value of such securities in the currencies in which they are  denominated  remains  constant.  The Portfolio may sell futures  contracts on a foreign  currency,  for example,  where it holds  securities  denominated in such currency and it  anticipates a decline in the value of such currency  relative to the dollar.
In the event such decline occurs,  the resulting  adverse effect on the value of  foreign-denominated  securities may be offset,  in whole or in part, by gains on the futures contracts.

         Conversely,  the  Portfolio  could  protect  against a rise in the  dollar  cost of  foreign-denominated  securities  to be acquired by purchasing  futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such securities  resulting from the rise in the dollar value of the underlying  currencies.  Where the Portfolio  purchases  futures contracts  under such  circumstances,  however,  and the prices of securities to be acquired  instead  decline,  the Portfolio  will sustain losses on its futures  position which could reduce or eliminate the benefits of the reduced cost of portfolio  securities to be acquired.

         For further information on Futures Contracts, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  in Other  Investment  Companies.  The  Portfolio  may  invest in other  investment  companies,  including  both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Portfolio may invest in the following  types of options,  which involves the risks  described below under the caption "Risk Factors."

         Options on Foreign  Currencies.  The  Portfolio  may  purchase  and write  options on foreign  currencies  for  hedging and non-hedging  purposes in a manner similar to that in which Futures Contracts on foreign  currencies,  or Forward Contracts,  will be utilized.  For  example,  where a rise in the dollar  value of a currency in which  securities  to be acquired  are  denominated  is projected,  thereby  increasing the cost of such securities,  the Portfolio may purchase call options thereon.  The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly,  instead of purchasing a call option to hedge against an  anticipated  increase in the dollar cost of securities to be acquired,  the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected,  will expire  unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium.  Foreign  currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options on Futures  Contracts.  The Portfolio  may also  purchase and write options to buy or sell those Futures  Contracts in which it may invest as described above under "Futures  Contracts."  Such investment  strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts  that are written or purchased  by the  Portfolio  on U.S.  Exchanges  are traded on the same contract market as the underlying Futures Contract,  and, like Futures Contracts,  are subject to the regulation by the CFTC and the performance  guarantee  of the  exchange  clearinghouse.  In  addition,  Options  on  Futures  Contracts  may be traded  on  foreign exchanges.  The  Portfolio  may cover the writing of call  Options on Futures  Contracts  (a) through  purchases  of the  underlying
Futures Contract,  (b) through ownership of the instrument,  or instruments included in the index,  underlying the Futures Contract, or (c) through the holding of a call on the same Futures  Contract and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the  exercise  price of the call  written or (ii) is greater  than the exercise  price of the call written if the Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  The Portfolio may cover the writing of put Options on Futures  Contracts (a) through sales of the  underlying  Futures  Contract,  (b) through the ownership of liquid and  unencumbered  assets equal to the value of the security or index  underlying the Futures  Contract,  or (c)
through the holding of a put on the same Futures  Contract and in the same  principal  amount as the put written  where the exercise price of the put held (i) is equal to or greater than the exercise  price of the put written or where the exercise  price of the put held (ii) is less than the  exercise  price of the put written if the  Portfolio  owns liquid and  unencumbered  assets equal to the difference.  Put and call Options on Futures  Contracts  may also be covered in such other manner as may be in  accordance  with the rules of the exchange on which the option is traded and  applicable  laws and  regulations.  Upon the exercise of a call Option on a
Futures  Contract  written by the Portfolio,  the Portfolio will be required to sell the underlying  Futures  Contract which, if the
Portfolio  has  covered its  obligation  through  the  purchase of such  Contract,  will serve to  liquidate  its futures  position.
Similarly,  where a put Option on a Futures  Contract  written by the  Portfolio is  exercised,  the  Portfolio  will be required to purchase the underlying  Futures  Contract  which,  if the Portfolio has covered its  obligation  through the sale of such Contract, will close out its futures position.

         Depending on the degree of  correlation  between  changes in the value of its portfolio  securities  and the changes in the value of its futures  positions,  the Portfolio's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The  Portfolio may write (sell)  covered put and call options,  and purchase put and call options, on securities.

         A call option  written by the  Portfolio is  "covered" if the  Portfolio  owns the security  underlying  the call or has an absolute and immediate right to acquire that security without  additional cash  consideration (or for additional cash  consideration if the Portfolio  owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon  conversion or exchange of other  securities  held in its  portfolio.  A call option is also covered if the Portfolio  holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise price of the call  written  or (b) is  greater  than the  exercise  price of the call  written  if the  Portfolio  owns  liquid  and unencumbered  assets  equal to the  difference.  If the  portfolio  writes a put option it must  segregate  liquid and  unencumbered assets with a value equal to the exercise  price,  or else holds a put on the same security and in the same principal  amount as the put written  where the exercise  price of the put held is equal to or greater  than the  exercise  price of the put written or where the  exercise  price  of the put held is less  than  the  exercise  price  of the put  written  if the  Portfolio  owns  liquid  and unencumbered  assets  equal to the  difference.  Put and call  options  written by the  Portfolio  may also be covered in such other manner as may be in  accordance  with the  requirements  of the exchange on which,  or the  counterparty  with which,  the option is traded, and applicable laws and regulations.

         Effecting a closing  transaction  in the case of a written  call option will permit the  Portfolio  to write  another  call option on the underlying  security with either a different  exercise  price or expiration  date or both, or in the case of a written put option will permit the  Portfolio  to write  another put option to the extent that the  Portfolio  owns liquid and  unencumbered assets. Such transactions  permit the Portfolio to generate  additional premium income,  which will partially offset declines in the value of portfolio  securities or increases in the cost of securities to be acquired.  Also,  effecting a closing  transaction  will permit the cash or proceeds from the  concurrent  sale of any securities  subject to the option to be used for other  investments of the  Portfolio,  provided  that  another  option on such  security is not  written.  If the  Portfolio  desires to sell a particular security  from its portfolio on which it has written a call option,  it will effect a closing  transaction  in  connection  with the option prior to or concurrent with the sale of the security.

         The  Portfolio  may write  options in connection  with  buy-and-write  transactions;  that is, the Portfolio may purchase a security and then write a call option  against that  security.  The exercise  price of the call option the  Portfolio  determines to write will depend upon the expected  price  movement of the  underlying  security.  The exercise price of a call option may be below
("in-the-money"),  equal to ("at-the-money") or above  ("out-of-the-money") the current value of the underlying security at the time the option is written.  Buy-and-write  transactions  using  in-the-money call options may be used when it is expected that the price of the underlying  security will decline  moderately during the option period.  Buy-and-write  transactions  using  out-of-the-money call options may be used when it is expected that the premiums  received from writing the call option plus the  appreciation  in the market  price of the  underlying  security  up to the  exercise  price will be  greater  than the  appreciation  in the price of the underlying  security  alone.  If the call  options are  exercised in such  transactions,  the  Portfolio's  maximum gain will be the premium  received by it for writing the option,  adjusted  upwards or downwards by the difference  between the Portfolio's  purchase price of the security and the exercise  price,  less related  transaction  costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return  characteristics  to buy-and-write  transactions.  If the market price or the underlying  security rises or otherwise is above the exercise  price,  the put option will expire  worthless and the  Portfolio's  gain will be limited to the premium  received,  less  related  transaction  costs.  If the market price of the underlying  security  declines or otherwise is below the exercise price, the Portfolio may elect to close the position or retain the option until it is exercised,  at which time the Portfolio will be required to take delivery of the security at the exercise  price;
the Portfolio's  return will be the premium  received from the put option minus the amount by which the market price of the security is below the exercise  price,  which could result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write  combinations  of put and call options on the same  security,  known as  "straddles"  with the same exercise  price and expiration  date. By writing a straddle,  the Portfolio  undertakes a  simultaneous  obligation to sell and purchase  the same  security in the event that one of the options is  exercised.  If the price of the  security  subsequently  rises sufficiently  above the exercise price to cover the amount of the premium and transaction  costs,  the call will likely be exercised and the Portfolio will be required to sell the underlying  security at a below market price.  This loss may be offset,  however,  in whole or in part,  by the premiums  received on the writing of the two options.  Conversely,  if the price of the security  declines by a sufficient  amount,  the put will likely be  exercised.  The writing of straddles  will likely be  effective,  therefore,  only where the price of the security  remains stable and neither the call nor the put is exercised.  In those  instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on  securities  will not be  undertaken  by the  Portfolio  solely for hedging  purposes,  and could involve  certain  risks  which are not present in the case of hedging  transactions.  Moreover,  even where  options are written for hedging  purposes,  such  transactions  constitute  only a partial  hedge against  declines in the value of portfolio  securities or against  increases in the value of  securities  to be acquired,  up to the amount of the premium.  The  Portfolio  may also purchase options for hedging purposes or to increase its return.

         The Portfolio  may also  purchase  call options to hedge against an increase in the price of securities  that the Portfolio anticipates  purchasing  in the  future.  If such  increase  occurs,  the call  option will  permit the  Portfolio  to purchase  the securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Portfolio  may write (sell)  covered call and put options and purchase call and put options on stock indices.  The Portfolio may cover written call options on stock indices by owning  securities  whose price changes,  in the opinion of the  Sub-advisor,  are expected to be similar to those of the  underlying  index,  or by having an absolute and immediate right to acquire such securities  without  additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon conversion or exchange of other securities in its portfolio.  The  Portfolio  may also  cover  call  options  on stock  indices  by  holding a call on the same  index and in the same principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call written or (b) is greater than the exercise price of the call written if the Portfolio own liquid and  unencumbered  assets equal to the difference.  If the Portfolio writes put options on stock indices,  it must segregate  liquid and  unencumbered  assets with a value  equal to the  exercise  price,  or hold a put on the same  stock  index  and in the same  principal  amount as the put written  where the exercise  price of the put held (a) is equal to or greater  than the exercise  price of the put written or (b) is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the difference.  Put and call options on stock  indices may also be covered in such other manner as may be in  accordance  with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The  purchase  of call  options on stock  indices may be used by the  Portfolio  to attempt to reduce the risk of missing a broad  market  advance,  or an advance in an industry or market  segment,  at a time when the  Portfolio  holds  uninvested  cash or short-term  debt securities  awaiting  investment.  When purchasing call options for this purpose,  the Portfolio will also bear the risk of losing all or a portion  of the  premium  paid it the value of the index  does not rise.  The  purchase  of call  options on stock  indices  when the  Portfolio  is  substantially  fully  invested is a form of  leverage,  up to the amount of the premium and related  transaction costs, and involves risks of loss and of increased  volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index  underlying a stock index  option may be a  "broad-based"  index,  such as the Standard & Poor's 500 Index or the
New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect  movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market  indices,  such as the Standard & Poor's 100 Index,  or on indices of securities of particular  industry groups,  such as those of oil and gas or technology  companies.  A stock index assigns relative  values to the stocks  included in the index and the index  fluctuates  with changes in the market  values of the stocks so included.  The composition of the index is changed periodically.

         For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

         Risk of Imperfect  Correlation of Hedging  Instruments  with the Portfolio's  Portfolio.  The use of derivatives for "cross hedging"  purposes  (such as a  transaction  in a Forward  Contract on one currency to hedge  exposure to a different  currency) may involve greater  correlation  risks.  Consequently,  the Portfolio bears the risk that the price of the portfolio  securities  being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures  contracts or options based upon a narrower index of securities,  such as those of a particular  industry  group,  may present  greater risk than options or futures based on a broad market  index.  This is due to the fact that a  narrower  index is more  susceptible  to rapid and  extreme  fluctuations  as a result of changes in the value of a small number of securities.  Nevertheless,  where the Portfolio  enters into  transactions  in options or futures on  narrowly-based indices for hedging  purposes,  movements in the value of the index should,  if the hedge is successful,  correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging purposes entails the additional risk of imperfect  correlation  between movements in the price of the derivative and the price of the underlying  index or obligation.  The anticipated  spread between the prices may be distorted  due to the  difference in the nature of the markets such as  differences  in margin  requirements,  the liquidity of such markets and the  participation  of speculators in the  derivatives  markets.  In this regard,  trading by speculators in derivatives has in the past  occasionally  resulted in market  distortions,  which may be difficult or impossible to predict,  particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails the risk that  changes in the value of the  underlying  Futures
Contracts will not be fully reflected in the value of the option.  The risk of imperfect  correlation,  however,  generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on  securities,  options on stock  indices,  options on currencies and Options on Futures
Contracts,  the Portfolio is subject to the risk of market  movements  between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered  call  option on a  security,  index or futures  contract,  the  Portfolio  also  incurs the risk that changes in the value of the  instruments  used to cover the  position  will not  correlate  closely with changes in the value of the option or underlying  index or instrument.  For example,  where the Portfolio  covers a call option written on a stock index through segregation  of  securities,  such  securities  may not match the  composition  of the  index,  and the  Portfolio  may not be fully covered.  As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Portfolio may enter  transactions in derivatives for non-hedging  purposes as well as hedging purposes.  Non-hedging  transactions in such instruments  involve greater risks and may result in losses which may not be offset by increases in the value of portfolio  securities or declines in the cost of securities  to be acquired.  Nevertheless,  the method of covering  an option  employed  by the  Portfolio  may not fully  protect it against  risk of loss and,  in any event,  the
Portfolio  could suffer losses on the option  position which might not be offset by  corresponding  portfolio  gains.  The Portfolio may also enter into  futures,  Forward  Contracts  for  non-hedging  purposes.  For  example,  the  Portfolio  may enter into such a transaction  as an  alternative  to purchasing or selling the  underlying  instrument or to obtain  desired  exposure to an index or market.  In such  instances,  the  Portfolio  will be exposed to the same  economic  risks  incurred  in  purchasing  or selling the underlying  instrument or instruments.  However,  transactions in futures,  Forward  Contracts may be leveraged,  which could expose the  Portfolio to greater risk of loss than such  purchases or sales.  Entering  into  transactions  in  derivatives  for other than hedging  purposes,  therefore,  could  expose  the  Portfolio  to  significant  risk of loss if the  prices,  rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on  securities,  the  Portfolio  incurs the risk that the price of the  underlying security will not remain  stable,  that one of the options  written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions,  therefore,  create an opportunity for increased return by providing the
Portfolio with two simultaneous  premiums on the same security,  but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential Lack of a Liquid Secondary  Market.  Prior to exercise or expiration,  a futures or option position can only be terminated by entering into a closing  purchase or sale  transaction.  In that event,  it may not be possible to close out a position held by the Portfolio,  and the Portfolio could be required to purchase or sell the instrument  underlying an option,  make or receive a cash  settlement  or meet ongoing  variation  margin  requirements.  Under such  circumstances,  if the  Portfolio  has insufficient cash available to meet margin  requirements,  it will be necessary to liquidate portfolio securities or other assets at a time when it is  disadvantageous  to do so. The  inability to close out options and futures  positions,  therefore,  could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

         The  trading of Futures  Contracts  and  options is also  subject to the risk of trading  halts,  suspensions,  exchange or clearinghouse equipment failures,  government intervention,  insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity,  which could at times make it difficult or impossible to liquidate  existing positions or to recover excess variation margin payments.

         Potential  Bankruptcy  of a  Clearinghouse  or Broker.  When the  Portfolio  enters into  transactions  in  exchange-traded futures or options,  it is exposed to the risk of the potential  bankruptcy  of the relevant  exchange  clearinghouse  or the broker through  which the  Portfolio  has effected the  transaction.  In that event,  the  Portfolio  might not be able to recover  amounts deposited as margin,  or amounts owed to the Portfolio in connection with its  transactions,  for an indefinite  period of time, and could  sustain  losses of a portion or all of such  amounts.  Moreover,  the  performance  guarantee  of an  exchange  clearinghouse generally extends only to its members and the Portfolio could sustain losses,  notwithstanding  such guarantee,  in the event of the bankruptcy of its broker.

         Trading and Position  Limits.  The exchanges on which futures and options are traded may impose  limitations  governing the maximum  number of positions on the same side of the market and  involving  the same  underlying  instrument  which may be held by a single  investor,  whether  acting alone or in concert with others  (regardless  of whether such  contracts  are held on the same or different  exchanges or held or written in one or more accounts or through one or more brokers.)  Further,  the CFTC and the various contract  markets  have  established  limits  referred  to as  "speculative  position  limits" on the  maximum net long or net short position  which any person may hold or control in a particular  futures or option  contract.  An exchange may order the  liquidation of positions found to be in violation of these limits and it may impose other sanctions or  restrictions.  The Sub-advisor  does not believe that these trading and position  limits will have any adverse  impact on the  strategies  for hedging the  portfolios of the
Portfolio.

         Risks of Options on Futures  Contracts.  The amount of risk the Portfolio  assumes when it purchases an Option on a Futures
Contract  is the  premium  paid for the  option,  plus  related  transaction  costs.  In order to profit  from an option  purchased, however,  it may be necessary to exercise the option and to liquidate the underlying  Futures Contract,  subject to the risks of the availability of a liquid offset market  described  herein.  The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading,  including the requirement of initial and variation margin payments,  as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying  security,  index,  currency or
Futures Contract.

         Risks of Transactions in Foreign Currencies and  Over-the-Counter  Derivatives and Other Transactions Not Conducted on U.S.
Exchanges.  Transactions  in Forward  Contracts  on foreign  currencies,  as well as futures and options on foreign  currencies  and transactions  executed on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined above. In addition,  however,  such  transactions  are  subject  to the risk of  governmental  actions  affecting  trading in or the prices of currencies  underlying such contracts,  which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio.  Further,  the value of such  positions  could be adversely  affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further,  unlike  trading in most other types of  instruments,  there is no systematic  reporting of last sale  information with respect to the foreign  currencies  underlying  contracts  thereon.  As a result,  the available  information  on which trading systems will be based may not be as complete as the comparable  data on which the Portfolio makes  investment and trading  decisions in connection with other  transactions.  Moreover,  because the foreign  currency market is a global,  24-hour market,  events could occur in that market which will not be reflected in the forward,  futures or options market until the following day,  thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign currency  options  generally must occur within the country  issuing the  underlying  currency,  which in turn  requires  traders to accept or make  delivery of such  currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking  relationships,  fees, taxes or other charges.

         Unlike  transactions  entered  into  by the  Portfolio  in  Futures  Contracts  and  exchange-traded  options,  on  foreign currencies,  Forward Contracts,  over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract  markets  regulated by the CFTC or (with the exception of certain  foreign  currency  options) the SEC. To the contrary, such  instruments are traded through  financial  institutions  acting as  market-makers,  although foreign currency options are also traded on certain national  securities  exchanges,  such as the Philadelphia  Stock Exchange and the Chicago Board Options Exchange,
subject to SEC regulation.  In an over-the-counter  trading environment,  many of the protections afforded to exchange  participants will not be available.  For example,  there are no daily price  fluctuation  limits,  and adverse market  movements  could therefore continue to an  unlimited  extent over a period of time.  Although the  purchaser  of an option  cannot lose more than the amount of the premium plus related  transaction costs, this entire amount could be lost.  Moreover,  the option writer and a trader of Forward
Contracts could lose amounts  substantially in excess of their initial  investments,  due to the margin and collateral  requirements associated with such positions.

         In  addition,  over-the-counter  transactions  can only be entered  into with a financial  institution  willing to take the opposite  side,  as  principal,  of the  Portfolio's  position  unless the  institution  acts as broker and is able to find  another counterparty  willing to enter into the transaction  with the Portfolio.  Where no such  counterparty  is available,  it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions are not subject to the guarantee of an exchange  clearinghouse,  and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial  institution  serving as its  counterparty.
One or more of such institutions  also may decide to discontinue  their role as market-makers in a particular  currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures  Contracts,  Options on Futures Contracts and options on foreign currencies may be traded on exchanges  located in foreign  countries.  Such  transactions may not be conducted in the same manner as those entered into on U.S. exchanges,  and may be subject to different margin, exercise,  settlement or expiration procedures.  As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign  currencies  traded on national  securities  exchanges  are within the  jurisdiction  of the SEC, as are other securities  traded on such exchanges.  As a result,  many of the protections  provided to traders on organized  exchanges will be available with respect to such  transactions.  In particular,  all foreign currency option  positions  entered into on a national securities  exchange are cleared and  guaranteed  by the Options  Clearing  Corporation  (the "OCC"),  thereby  reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks  regarding  adverse  market movements,  margining  of options  written,  the nature of the  foreign  currency  market,  possible  intervention  by  governmental authorities and the effects of other  political and economic  events.  In addition,  exchange-traded  options on foreign  currencies involve certain risks not presented by the  over-the-counter  market.  For example,  exercise and settlement of such options must be made exclusively  through the OCC, which has established  banking  relationships in applicable  foreign  countries for this purpose.
As a result, the OCC may, if it determines that foreign  governmental  restrictions or taxes would prevent the orderly settlement of foreign currency option  exercises,  or would result in undue burdens on the OCC or its clearing member,  impose special  procedures on exercise and  settlement,  such as technical  changes in the mechanics of delivery of currency,  the fixing of dollar  settlement prices or prohibitions on exercise.

         Short Term  Instruments.  The Portfolio may hold cash and invest in cash  equivalents,  such as short-term U.S.  Government
Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market conditions when the Sub-advisor  believes that investing for temporary  defensive purposes is appropriate,  or in order to meet anticipated  redemption  requests,  a large portion or all of the assets of the Portfolio may be invested in cash (including  foreign  currency) or cash equivalents,  including,  but not limited to,  obligations of banks  (including  certificates  of deposit,  bankers  acceptances,  time deposits and  repurchase  agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         Warrants.  The  Portfolio  may invest in warrants.  The strike  price of warrants  typically is much lower than the current market price of the underlying  securities,  yet they are subject to similar price  fluctuations,  in absolute  terms.  As a result, warrants may be more volatile  investments than the underlying  securities and may offer greater potential for capital  appreciation as well as capital loss.

         Additional  information  regarding  warrants is included in this Statement and the Trust's  Prospectus  under "Certain Risk factors and Investment Methods."

         "When-Issued"  Securities.  The Portfolio may purchase  securities on a  "when-issued,"  "forward  commitment," or "delayed delivery  basis." The  commitment  to purchase a security  for which  payment will be made on a future date may be deemed a separate security.  While  awaiting  delivery of securities  purchased on such basis,  the Portfolio  will identify  liquid and  unencumbered assets equal to its forward delivery commitment.

         For more information  about  when-issued  securities,  please see this Statement under "Certain Risk Factors and Investment
Methods."

AST Janus Small-Cap Growth Portfolio:

Investment Objective:  As stated in the Prospectus,  the Portfolio's  investment objective is capital  appreciation.  Realization of income is not a significant  investment  consideration  and any income  realized on the  Portfolio's  investments  therefore will be incidental to the Portfolio's objective.

Investment Policies:

         Investment  Company  Securities.  From time to time, the Portfolio may invest in securities of other investment  companies, subject to the  provisions  of Section  12(d)(1) of the 1940 Act.  The  Portfolio  may invest in  securities  of money  market funds managed by the  Sub-advisor  subject to the terms of an exemptive  order obtained by the  Sub-advisor and the funds that are advised or  sub-advised  by the  Sub-advisor.  Under such order,  the Portfolio  will limit its aggregate  investment in a money market fund managed by the  Sub-advisor  to the  greater of (i) 5% of its total  assets or (ii) $2.5  million,  although  the  Trust's  Board of
Trustees may increase this limit up to 25% of the Trust's total assets.

         Depositary  Receipts.  The Portfolio may invest in sponsored and unsponsored  American Depositary Receipts ("ADRs"),  which are  described  in the Trust's  Prospectus  under  "Certain  Risk  Factors and  Investment  Methods."  Holders of  unsponsored  ADRs generally  bear all the costs of the ADR facility,  whereas  foreign  issuers  typically  bear certain costs in a sponsored ADR. The bank or trust  company  depositary  of an  unsponsored  ADR may be under no  obligation  to  distribute  shareholder  communications received from the foreign  issuer or to pass through voting rights.  The Portfolio may also invest in European  Depositary  Receipts
("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

         Income-Producing  Securities.  Types of income producing  securities that the Portfolio may purchase  include,  but are not limited to, (i) variable and floating rate obligations,  which are securities  having interest rates that are adjusted  periodically according to a specified  formula,  usually  with  reference  to some  interest  rate index or market  interest  rate,  (ii) standby commitments,  which are  instruments  similar  to puts that give the  holder  the  option to  obligate  a broker,  dealer or bank to repurchase a security at a specified  price,  and (iii) tender option bonds,  which are securities  that are coupled with the option to tender the securities to a bank,  broker-dealer or other financial  institution at periodic  intervals and receive the face value of the bond. The Portfolio will purchase standby  commitments,  tender option bonds and instruments  with demand features  primarily for the purpose of increasing  the liquidity of its  portfolio.  The Portfolio may also invest in inverse  floaters,  which are debt instruments  the  interest on which  varies in an inverse  relationship  to the  interest  rate on another  security.  For  example, certain  inverse  floaters pay interest at a rate that varies  inversely  to  prevailing  short-term  interest  rates.  Some inverse floaters have an interest rate reset  mechanism  that  multiplies  the effects of changes in an underlying  index.  Such a mechanism may increase  fluctuations  in the  security's  market value.  The  Portfolio  will not invest more than 5% of its assets in inverse floaters.

         High-Yield/High-Risk  Securities.  The Portfolio  intends to invest less than 35% of its net assets in debt securities that are rated below  investment grade (e.g.,  securities  rated BB or lower by Standard & Poor's Ratings Services  ("Standard & Poor's")
or Ba or lower by Moody's  Investors  Service,  Inc.  ("Moody's")).  Lower rated securities  involve a higher degree of credit risk, which is the risk  that the  issuer  will not make  interest  or  principal  payments  when due.  In the  event of an  unanticipated default,  the  Portfolio  would  experience  a  reduction  in its  income,  and could  expect a decline in the  market  value of the securities so affected.

         The  Portfolio  may also invest in unrated  debt  securities  of foreign and  domestic  issuers.  Unrated  debt,  while not necessarily  of lower  quality than rated  securities,  may not have as broad a market.  Sovereign  debt of foreign  governments  is generally rated by country.  Because these ratings do not take into account  individual  factors  relevant to each issue and may not be updated  regularly,  the Sub-advisor may treat such securities as unrated debt.  Because of the size and perceived  demand of the issue,  among other factors,  certain  municipalities  may not incur the costs of obtaining a rating.  The Sub-advisor  will analyze the  creditworthiness  of the issuer, as well as any financial  institution or other party responsible for payments on the security, in determining  whether to purchase unrated  municipal  bonds.  Unrated debt securities will be included in the 35% limit unless the portfolio managers deem such securities to be the equivalent of investment grade securities.

         The Portfolio  may purchase  defaulted  securities  subject to the above limits,  but only when the  Sub-advisor  believes, based upon its  analysis  of the  financial  condition,  results of  operations  and  economic  outlook of an issuer,  that there is potential  for  resumption  of income  payments  and that the  securities  offer an unusual  opportunity  for capital  appreciation.
Notwithstanding the Sub-advisor's  belief as to the resumption of income,  however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.  Such risk includes, among other things, the following:

                  Financial and Market Risks.  Investments in securities  that are in default involve a high degree of financial and market risks that can result in substantial or, at times,  even total losses.  Issuers of defaulted  securities may have substantial capital needs and may become involved in bankruptcy or  reorganization  proceedings.  Among the problems  involved in investments in such issuers is the fact that it may be difficult to obtain  information  about their condition.  The market prices of securities of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread  between the bid and asked prices of such securities may be greater than normally expected.

                  Disposition  of Portfolio  Securities.  Although the Portfolio  generally  will purchase  securities for which the
Sub-advisor  expects an active market to be maintained,  defaulted  securities may be less actively traded than other securities and it may be difficult to dispose of substantial  holdings of such  securities at prevailing  market  prices.  The Portfolio will limit holdings of any such  securities to amounts that the  Sub-advisor  believes could be readily sold,  and holdings of such  securities would, in any event, be limited so as not to limit the Portfolio's ability to readily dispose of securities to meet redemptions.

                  Other.  Defaulted securities require active monitoring and may, at times,  require  participation in bankruptcy or receivership proceedings on behalf of the Portfolio.

         Reverse Repurchase  Agreements.  The Portfolio may use reverse  repurchase  agreements to provide cash to satisfy unusually heavy  redemption  requests or for other  temporary or emergency  purposes  without the necessity of selling  portfolio  securities, rather than to obtain cash to make additional  investments.  The Portfolio will enter into reverse  repurchase  agreements only with parties that the Sub-advisor deems  creditworthy.  Using reverse  repurchase  agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse  repurchase  agreement  transaction.  This technique may also have a leveraging  effect on the Portfolio,  although the  requirement  for the Portfolio to segregate  assets in the amount of the reverse repurchase agreement minimizes this effect.

         For an additional  discussion of repurchase  agreements and reverse repurchase  agreements and their risks, see the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures,  Options and Forward Contracts.  The Portfolio may enter into futures contracts on securities,  financial indices, and foreign  currencies and options on such  contracts,  and may invest in options on  securities,  financial  indices,  and foreign currencies,  and forward  contracts.  The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate  amount of the Portfolio's  commitments  under  outstanding  futures contract  positions and options on futures  contracts written by the  Portfolio  would  exceed the market value of the  Portfolio's  total  assets.  The  Portfolio  may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of  securities,  and on indices based on the types of  securities,  in which the  Portfolio  is  permitted  to invest  directly.  The  Portfolio  will  effect  such transactions  only with  investment  dealers  and  other  financial  institutions  (such as  commercial  banks or  savings  and loan institutions)  deemed  creditworthy  by the  Sub-advisor  pursuant to  procedures  adopted by the  Sub-advisor  for  monitoring  the creditworthiness  of  those  entities.  To the  extent  that an  option  purchased  or  written  by the  Portfolio  in a  negotiated transaction  is illiquid,  the value of the option  purchased or the amount of the  Portfolio's  obligations  under an option it has written,  as the case may be,  will be subject to the  Portfolio's  limitation  on  illiquid  investments.  In the case of  illiquid options,  it may not be possible for the Portfolio to effect an offsetting  transaction  when the  Sub-advisor  believes it would be advantageous  for the Portfolio to do so. For a description of these  strategies  and  instruments  and certain of their risks,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar  Instruments.  The Portfolio may make  investments in Eurodollar  instruments.  Eurodollar  instruments are U.S.
dollar-denominated  futures  contracts or options thereon that are linked to the London Interbank  Offered Rate ("LIBOR"),  although foreign  currency-denominated  instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed  rate for the  lending of funds and  sellers  to obtain a fixed rate for  borrowings.  The  Portfolio  might use  Eurodollar futures  contracts  and options  thereon to hedge  against  changes in LIBOR,  to which many  interest  rate swaps and  fixed-income instruments are linked.

         Swaps  and  Swap-Related  Products.  The  Portfolio  may enter  into  interest  rate  swaps,  caps and  floors on either an asset-based or  liability-based  basis,  depending upon whether it is hedging its assets or its liabilities,  and will usually enter into interest rate swaps on a net basis (i.e.,  the two payment streams are netted out, with the Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments).  The net amount of the excess,  if any, of the  Portfolio's  obligations over its  entitlement  with respect to each  interest  rate swap will be  calculated on a daily basis and an amount of cash or other liquid assets having an aggregate  net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the  Portfolio's  custodian.  If the Portfolio  enters into an interest rate swap on other than a net basis,  it would maintain a segregated  account in the full amount  accrued on a daily basis of its  obligations  with respect to the swap.  The Portfolio  will not enter into any interest rate swap, cap or floor  transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party  thereto is rated in one of the three highest  rating  categories of at least one NRSRO at the time of entering into such  transaction.  The  Sub-advisor  will monitor the  creditworthiness  of all  counterparties  on an ongoing basis. If there is a default by the other party to such a transaction,  the Portfolio will have contractual  remedies pursuant to the agreements  related to the transaction.

         The swap market has grown  substantially in recent years, with a large number of banks and investment  banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result, the swap market has become  relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been developed  and,  accordingly,  are less liquid than swaps.  To the extent the Portfolio  sells (i.e.,  writes) caps and floors,  it will  segregate  cash or other  liquid  assets  having an  aggregate  net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of  interest  rate swap  transactions  that may be  entered  into by the  Portfolio.  These transactions  may in some  instances  involve  the  delivery  of  securities  or other  underlying  assets by the  Portfolio  or its counterparty  to  collateralize  obligations  under  the  swap.  The  Portfolio  bears  the  risk  of  loss  of any  payments  it is contractually  obligated to make in connection  with interest rate swaps.  In addition,  if the other party to an interest rate swap that is not  collateralized  defaults,  the  Portfolio  would risk the loss of the  payments  that it  contractually  is entitled to receive.  The Portfolio may buy and sell (i.e.,  write) caps and floors without limitation,  subject to the segregation  requirement described above.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Janus Small-Cap Growth  Portfolio.  These  limitations are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  does not  currently  intend to sell  securities  short,  unless it owns or has the right to obtain securities  equivalent  in kind and amount to the  securities  sold  short  without  the  payment  of any  additional  consideration therefor,  and provided that  transactions in futures,  options,  swaps and forward  contracts are not deemed to constitute  selling securities short.

         2.       The Portfolio  does not currently  intend to purchase  securities on margin,  except that the Portfolio may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits in connection  with  transactions in futures,  options,  swaps and forward  contracts  shall not be deemed to constitute  purchasing securities on margin.

         3.       The  Portfolio  does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net  assets  would be  invested  in  repurchase  agreements  not  entitling  the  holder to payment of principal  and interest  within seven days and in securities  that are illiquid by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available  market.  The Trustees,  or the Portfolio's  Sub-advisor  acting pursuant to authority delegated by the Trustees,  may determine  that a readily  available  market exists for securities  eligible for resale  pursuant to
Rule 144A under the Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2) commercial paper and municipal lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

         4.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Kemper Small-Cap Growth Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek maximum  appreciation  of  investors'  capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

         Options.  The Portfolio may write (sell) call options on securities as long as it owns the  underlying  securities  subject to the option,  or an option to purchase the same underlying  securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Portfolio's  custodian for the term of the option a segregated  account consisting  of cash or other  liquid  securities  ("eligible  securities")  to the  extent  required  by  applicable  regulation  in connection with the optioned  securities.  The Portfolio may write put options  provided that, so long as the Portfolio is obligated as the writer of the  option,  the  Portfolio  owns an option to sell the  underlying  securities  subject  to the option  having an exercise  price equal to or greater than the exercise  price of the option,  or it deposits and  maintains  with the  custodian in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium received  for  writing an option will  reflect,  among other  things,  the current  market  price of the  underlying  security,  the relationship  of the exercise  price to such market price,  the price  volatility of the  underlying  security,  the option  period, supply and demand and  interest  rates.  The  Portfolio  may write or  purchase  spread  options,  which are  options  for which the exercise  price may be a fixed dollar spread or yield spread between the security  underlying  the option and another  security that is used as a  benchmark.  The  exercise  price of an  option  may be  below,  equal  to or above  the  current  market  value of the underlying  security  at the time the option is written.  The  Portfolio  may write  (sell) call and put options on up to 25% of net assets and may  purchase put and call  options  provided  that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised,  the writer realizes a gain from the amount of the premium,  plus the interest income on the securities in the segregated  account.  If the secured put writer has to buy the  underlying  security  because of the exercise of the put option,  the secured put writer  incurs an  unrealized  loss to the extent that the current  market value of the underlying  security is less than the exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

         For an additional  discussion of investing in options and the risks  involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The Portfolio may deal in  over-the-counter  traded  options ("OTC  options").  Unlike exchange-traded  options,  OTC options are transacted directly with dealers and not with a clearing  corporation.  Since there is no exchange,  pricing is normally done by reference to information from market makers,  which information is carefully monitored by the
Sub-advisor  and verified in  appropriate  cases.  In writing OTC options,  the  Portfolio  receives the premium in advance from the dealer.  OTC options are available for a greater  variety of securities or other assets,  and for a wider range of expiration  dates and exercise prices, than exchange traded options.

         The staff of the SEC takes the position  that  purchased OTC options and the assets used as "cover" for written OTC options are  illiquid  securities.  Accordingly,  the  Portfolio  will only engage in OTC options  transactions  with dealers that have been specifically  approved by the Sub-advisor.  The Sub-advisor  believes that the approved dealers should be able to enter into closing transactions  if  necessary  and,  therefore,  present  minimal  credit risks to the  Portfolio.  The  Sub-advisor  will monitor the creditworthiness  of the  approved  dealers  on an  on-going  basis.  The  Portfolio  currently  will  not  engage  in  OTC  options transactions  if the amount  invested by the Portfolio in OTC options,  plus a "liquidity  charge" related to OTC options written by the Portfolio,  plus the amount  invested by the Portfolio in other illiquid  securities,  would exceed 15% of the  Portfolio's  net assets.  The "liquidity charge" referred to above is computed as described below.

         The Portfolio  anticipates  entering into  agreements  with dealers to which the Portfolio  sells OTC options.  Under these agreements  the  Portfolio  would have the absolute  right to  repurchase  the OTC options from the dealer at any time at a price no greater than a price  established  under the agreements (the  "Repurchase  Price").  The "liquidity  charge" referred to above for a specific  OTC  option  transaction  will be the  Repurchase  Price  related to the OTC option  less the  intrinsic  value of the OTC option.  The intrinsic  value of an OTC call option for such  purposes  will be the amount by which the current  market value of the underlying  security  exceeds the exercise price. In the case of an OTC put option,  intrinsic value will be the amount by which the exercise  price exceeds the current  market value of the underlying  security.  If there is no such agreement  requiring a dealer to allow the  Portfolio to  repurchase a specific  OTC option  written by the  Portfolio,  the  "liquidity  charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on  Securities  Indices.  The  Portfolio,  as part of its  options  transactions,  may also use options on securities  indices in an attempt to hedge against market  conditions  affecting the value of securities  that the Portfolio owns or intends to purchase,  and not for  speculation.  When the Portfolio  writes an option on a securities  index, it will be required to deposit with its custodian and  mark-to-market  eligible  securities to the extent required by applicable  regulation.  In addition, where the Portfolio  writes a call option on a securities  index at a time when the contract value exceeds the exercise  price,  the
Portfolio will segregate and  mark-to-market,  until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  The  Portfolio  may also purchase and sell options on indices other than  securities  indices,  as available,  such as foreign  currency  indices.  Because index options are settled in cash, a call writer cannot  determine the amount of its settlement obligations  in advance and,  unlike call writing on specific  securities,  cannot cover its  potential  settlement  obligations  by acquiring and holding the underlying  securities.  Index options  involve risks similar to those risks relating to  transactions  in financial futures contracts described below.

         For an  additional  discussion  of  investing  in OTC options and options on  securities  indices,  and the risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial  Futures  Contracts  and  Related  Options.  The  Portfolio  may enter into  financial  futures  contracts.  This investment  technique is designed  primarily to hedge (i.e.  protect)  against  anticipated  future changes in market  conditions or foreign  exchange rates which otherwise might affect  adversely the value of securities or other assets which the Portfolio holds or intends to purchase.  For example,  when the near-term market view is bearish but the portfolio  composition is judged  satisfactory for the longer  term,  exposure to  temporary  declines  in the market may be reduced by entering  into  futures  contracts  to sell securities  or the cash value of an index.  Conversely,  where the  near-term  view is bullish,  but the Portfolio is believed to be well  positioned  for the longer term with a high cash position,  the Portfolio can hedge against market  increases by entering into futures  contracts to buy  securities  or the cash value of an index.  In either case,  the use of futures  contracts  would tend to minimize  portfolio  turnover and  facilitate the  Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned long-term  bonds and  interest  rates were  expected to rise,  it could sell  financial  futures  contracts.  If interest  rates did increase,  the value of the bonds held by the Portfolio  would  decline,  but this decline would be offset in whole or in part by an increase in the value of the  Portfolio's  futures  contracts.  If, on the other hand,  long-term  interest  rates were  expected to decline,  the Portfolio could hold short-term debt securities and benefit from the income earned by holding such  securities,  while at the same time the Portfolio could purchase futures  contracts on long-term bonds or the cash value of a securities  index.  Thus, the Portfolio  could take  advantage of the  anticipated  rise in the value of long-term  bonds without  actually  buying them.  The futures  contracts and short-term  debt  securities  could then be liquidated and the cash proceeds used to buy long-term  bonds. At the  time of  delivery,  in the case of  fixed  income  securities  pursuant  to the  contract,  adjustments  are made to  recognize differences  in value arising from the delivery of securities  with a different  interest rate than that  specified in the contract.
In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures market elect to close out their  contracts  through  offsetting  transactions  rather than meet margin  requirements,  distortions  in the normal relationship  between the assets and futures  market  could  result.  Price  distortions  also could  result if investors in futures contracts  decide to make or take  delivery of  underlying  securities  or other assets  rather than engage in closing  transactions because of the  resultant  reduction in the  liquidity  of the futures  market.  In addition,  because  margin  requirements  in the futures market are less onerous than margin requirements in the cash market,  increased  participation by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility of these price  distortions and because of the imperfect correlation  between  movements in the prices of  securities  or other assets and  movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio may purchase and write call and put options on financial  futures  contracts.  Options on futures  contracts involve risks similar to those risks relating to  transactions  in financial  futures  contracts.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the aggregate of the contract value of the outstanding  futures contracts of the  Portfolio and futures  contracts  subject to  outstanding  options  written by the  Portfolio  would exceed 50% of the total assets of the  Portfolio.  For an  additional  discussion  of  investing  in financial  futures  contracts  and options on financial futures  contracts and the risks involved  therein,  see this Statement and the Trust's  Prospectus  under "Certain Risk Factors and
Investment Methods."

         Section 4(2) Paper.  The Portfolio may invest in commercial  paper issued by major  corporations  under the  Securities Act of 1933 in reliance on the exemption from  registration  afforded by Section 3(a)(3)  thereof.  Such commercial  paper may be issued only to  finance  current  transactions  and must  mature in nine  months or less.  Such  commercial  paper is traded  primarily  by institutional  investors through investment dealers,  and individual  investor  participation in the commercial paper market is very limited.  The Portfolio also may invest in commercial paper issued in reliance on the so-called "private  placement"  exemption from registration  afforded by Section 4(2) of the Securities  Act of 1933  ("Section  4(2) paper").  Section 4(2) paper is restricted as to disposition  under the federal  securities laws, and generally is sold to  institutional  investors,  such as the Portfolio,  who agree that they are  purchasing the paper for  investment  and not with a view to public  distribution.  Any resale by the purchaser must be in an exempt  transaction.  Section  4(2) paper  normally  is resold to other  institutional  investors  through or with the assistance  of the issuer or  investment  dealers who make a market in the Section 4(2) paper,  thus  providing  liquidity.  Section
4(2) paper will be considered illiquid,  and subject to the Portfolio's  limitation on investing in illiquid securities,  unless the
Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Trustees of the Trust.

         Collateralized  Obligations.  The Portfolio may invest in asset-backed and mortgage-backed  securities,  including interest only ("IO") and principal only ("PO") securities  (collectively,  "collateralized  obligations").  A collateralized  obligation is a debt  security  issued  by a  corporation,  trust  or  custodian,  or by a  U.S.  Government  agency  or  instrumentality,  that  is collateralized by a portfolio or pool of mortgages,  mortgage pass-through  securities,  U.S. Government securities or other assets.
Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

                  The Portfolio will currently invest in only those  collateralized  obligations that are fully  collateralized  and that  meet the  quality  standards  otherwise  applicable  to the  Portfolio's  investments.  Fully  collateralized  means  that the collateral  will generate cash flows  sufficient to meet  obligations to holders of the  collateralized  obligations  under even the most conservative  prepayment and interest rate  projections.  Thus, the  collateralized  obligations are structured to anticipate a worst  case  prepayment  condition  and to  minimize  the  reinvestment  rate  risk for cash  flows  between  coupon  dates  for the collateralized  obligations.  A worst case prepayment  condition generally assumes immediate  prepayment of all securities purchased at a premium and zero  prepayment of all  securities  purchased at a discount.  Reinvestment  rate risk may be minimized by assuming very conservative  reinvestment rates and by other means such as by maintaining the flexibility to increase principal  distributions in a low interest  rate  environment.  The effective  credit  quality of the  collateralized  obligations  in such  instances is the credit quality of the issuer of the collateral.  The  requirements as to  collateralization  are determined by the issuer or sponsor of the  collateralized  obligation in order to satisfy rating agencies,  if rated. The Portfolio does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest  rates,  the investor may obtain greater  predictability of maturity through these collateralized  obligations than through direct investments in mortgage pass-through  securities.  Classes  with  shorter  maturities  may have lower  volatility  and lower  yield  while those with longer maturities  may have  higher  volatility  and higher  yield.  Payments  of  principal  and  interest  on the  underlying  collateral securities  are not passed  through  directly  to the  holders of these  collateralized  obligations.  Rather,  the  payments on the underlying  portfolio  or pool of  obligations  are used to pay  interest  on each  class and to  retire  successive  maturities  in sequence.  These  relationships  may in effect "strip" the interest payments from principal  payments of the underlying  obligations and allow for the separate  purchase of either the interest or the principal  payments,  sometimes  called  interest only ("IO") and principal  only ("PO")  securities.  By  investing  in IOs and POs, an investor  has the option to select from a pool of  underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations  are  designed  to be  retired  as the  underlying  obligations  are  repaid.  In the  event of prepayment  on or call of such  securities,  the class of  collateralized  obligation  first to mature  generally  will be paid down first.  Although in most cases the issuer of collateralized  obligations will not supply additional  collateral in the event of such prepayment,  there  generally  will  be  sufficient  collateral  to  secure  collateralized  obligations  that  remain  outstanding.
Governmentally-issued  and privately-issued IO's and PO's will be considered illiquid for purposes of the Portfolio's  limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board of Trustees.

         In reliance on an interpretation by the SEC, the Portfolio's investments in certain qualifying  collateralized  obligations are not  subject  to the  limitations  in the 1940  Act  regarding  investments  by a  registered  investment  company,  such as the
Portfolio, in another investment company.

         The Portfolio may also invest in "inverse  floaters." These inverse floaters are more volatile than  conventional  fixed or floating rate  collateralized  obligations,  and their yield and value will fluctuate in inverse  proportion to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse  floater will generally  increase when market yields
(as reflected by the index)  decrease and decrease when market yields  increase.  The extent of the  volatility of inverse  floaters depends on the extent of anticipated  changes in market rates of interest.  Generally,  inverse  floaters  provide for interest rate adjustments  based upon a multiple of the  specified  interest  index,  which  further  increases  their  volatility.  The degree of additional  volatility  will be directly  proportional  to the size of the multiple used in determining  interest rate  adjustments.
Currently, the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an  additional  discussion  of  investing  in  collateralized  obligations  and the risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Kemper
Small-Cap  Growth  Portfolio.  These  limitations  are  not  "fundamental"  restrictions  and  may be  changed  without  shareholder approval.  The Portfolio will not:

         1.       Invest for the purpose of exercising control or management of another issuer.

         2.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         3.       Invest more than 15% of its net assets in illiquid securities.

AST Federated Aggressive Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

         Equity  Securities.  The  Portfolio  cannot  predict the income it will  receive  from equity  securities  because  issuers generally have discretion as to the payment of any dividends or  distributions.  However,  equity securities offer greater potential for  appreciation  than many other types of securities,  because their value generally  increases  directly with any increase in the value of the issuer's  business.  Types of equity  securities in which the Portfolio may invest  include  common  stocks,  preferred stocks, real estate investment trusts, and American Depositary Receipts.

                  Preferred  Stocks.  In addition to the right to receive  specified  dividends  or  distributions,  some  preferred stocks also  participate  in  dividends  and  distributions  paid on common  stock.  Preferred  stocks may also permit the issuer to redeem the stock.  The Portfolio may also treat such redeemable preferred stock as a fixed income security.

                  Real Estate  Investment Trusts (REITs).  REITs are real estate  investment trusts that lease,  operate and finance commercial real estate.  REITs are exempt from federal  corporate  income tax if they limit their  operations and distribute most of their income.  Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

For  additional  information  on equity  securities  and their risks,  see the Trust's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         Fixed Income  Securities.  Fixed income  securities pay interest,  dividends or distributions at a specified rate. The rate may be a fixed  percentage  of the principal or may be adjusted  periodically.  In addition,  the issuer of a fixed income  security must repay the principal  amount of the security,  normally within a specified time.  Fixed income  securities  provide more regular income than equity  securities.  However,  the returns on fixed income  securities are limited and normally do not increase with the issuer's earnings.  This limits the potential appreciation of fixed income securities as compared to equity securities.

         A security's  yield  measures the annual  income earned on the security as a percentage  of its price.  A security's  yield will increase or decrease  depending upon whether it costs less (a discount) or more (a premium) than the principal  amount.  If the issuer may  redeem the  security  before its  scheduled  maturity,  the price and yield of the  security  may change  based upon the probability of an early redemption.

         Market factors other than changes in interest rates, such as the demand for particular fixed income  securities,  may cause the price of certain fixed income  securities to fall while the prices of other  securities rise or remain  unchanged.  Fixed income securities are also subject to call risk.  Call risk is the  possibility  that an issuer may redeem a fixed income  security  before maturity (a call) at a price below its current  market  price.  An increase in the  likelihood  of a call may reduce the  security's price.  If a fixed income  security is called,  the  Portfolio  may have to reinvest  the proceeds in other fixed income  securities with lower interest rates, higher credit risks, or other less favorable characteristics.

         If a security is downgraded,  the  Sub-advisor  will  reevaluate the security,  but will not be required to sell it. If the
Portfolio  buys  securities  that have not  received a rating,  the  Portfolio  must rely  entirely  upon the  Sub-advisor's  credit assessment.  Trading  opportunities  are more limited for fixed income  securities  that are unrated,  have  received  ratings below investment grade or are not widely held.

         Fixed income  securities  generally  compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S.  Treasury  security  with a comparable  maturity  (the spread)  measures the additional  interest  paid for risk.  Spreads  may  increase  generally  in response to adverse  economic  or market  conditions.  A security's  spread may also increase if the security's  rating is lowered,  or the security is perceived to have an increased credit risk.  An increase in the spread will cause the price of the security to decline.

         Additional  information  on fixed  income  securities  and their  risks is included  in this  Statement  and in the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         The following describes the types of fixed income securities in which the Portfolio may invest.

                  Treasury  Securities.  Treasury  securities are direct obligations of the federal government of the United States.
Treasury securities are generally regarded as having the lowest credit risks.

                  Agency  Securities.  Agency securities are issued or guaranteed by a federal agency or other government  sponsored entity acting under federal  authority (a "GSE").  The United States  supports some GSEs with its full faith and credit.  Other GSEs receive  support  through  federal  subsidies,  loans or other  benefits.  A few GSEs have no explicit  financial  support,  but are regarded as having implied  support  because the federal  government  sponsors  their  activities.  Agency  securities are generally regarded as having low credit risks, but not as low as treasury securities.

                  Mortgage-Backed  Securities.  Mortgage-backed  securities represent interests in pools of mortgages. The mortgages that  comprise a pool normally  have similar  interest  rates,  maturities  and other terms.  Mortgages may have fixed or adjustable interest rates.  Interests in pools of adjustable rate mortgages are known as ARMs.

         Mortgage-backed  securities  come in a variety of forms.  Many have  extremely  complicated  terms.  The  simplest  form of mortgage-backed  securities are  pass-through  certificates.  Holders of pass-through  certificates  receive a pro rata share of all payments  and  pre-payments  from the  underlying  mortgages.  As a result,  the  holders  assume  all the  prepayment  risks of the underlying mortgages.

                  Commercial Paper.  Commercial paper is an issuer's obligation with a maturity of less than nine months.  Companies typically issue commercial paper to pay for current  expenditures.  Most issuers  constantly  reissue their commercial paper and use the proceeds (or bank loans) to repay  maturing  paper.  If the issuer  cannot  continue to obtain  liquidity in this  fashion,  its commercial  paper may  default.  The short  maturity of  commercial  paper  reduces  both the market and credit risks as compared to other debt securities of the same issuer.

                  Corporate Debt  Securities.  Corporate debt securities are fixed income  securities  issued by businesses.  Notes, bonds,  debentures and commercial paper are the most prevalent types of corporate debt  securities.  The Portfolio may also purchase interests in bank loans to companies.  The credit risks of corporate debt securities vary widely among issuers.

         In addition,  the credit risk of an issuer's  debt  security may vary based on its  priority  for  repayment.  For example, higher ranking  (senior) debt securities have a higher priority than lower ranking  (subordinated)  securities.  This means that the issuer might not make payments on subordinated  securities while continuing to make payments on senior securities.  In addition,  in the event of bankruptcy,  holders of senior  securities  will have priority over holders of  subordinated  securities in terms their claims on the company's assets.  Some  subordinated  securities,  such as trust preferred and capital  securities notes, also permit the issuer to defer payments  under certain  circumstances.  For example,  insurance  companies  issue  securities  known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

                  Bank Instruments.  Bank instruments are unsecured  interest-bearing  deposits with banks. Bank instruments include bank  accounts,  time  deposits,  certificates  of deposit and banker's  acceptances.  Yankee  instruments  are  denominated in U.S.
dollars  and issued by U.S.  branches  of foreign  banks.  Eurodollar  instruments  are  denominated  in U.S.  dollars and issued by
non-U.S. branches of U.S. or foreign banks.

                  Demand  Instruments.  Demand  instruments  are corporate debt  securities  that the issuer must repay upon demand.
Other  demand  instruments  require a third  party,  such as a dealer or bank,  to  repurchase  the security for its face value upon demand.  Because  of the demand  feature,  the prices of demand  instruments  generally  fluctuate  as though  they were  short-term securities, even though these instruments may have longer stated maturities.

         Convertible  Securities.  Convertible  securities are fixed income securities that the Portfolio has the option to exchange for equity  securities  at a specified  conversion  price.  The option  allows the  Portfolio to realize  additional  returns if the market price of the equity  securities  exceeds the conversion  price. For example,  the Portfolio may hold fixed income  securities that are  convertible  into shares of common  stock at a  conversion  price of $10 per share.  If the market  value of the shares of common stock reached $12, the Portfolio could realize an additional $2 per share by converting its fixed income securities.

         Convertible  securities have lower yields than comparable fixed income securities.  In addition,  at the time a convertible security  is issued  the  conversion  price  exceeds  the  market  value of the  underlying  equity  securities.  Thus,  convertible securities may provide lower returns than  non-convertible  fixed income securities or equity  securities  depending upon changes in the price of the  underlying  equity  securities.  However,  convertible  securities  permit the  Portfolio  to realize  some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

         The Portfolio  treats  convertible  securities as both fixed income and equity  securities  for purposes of its  investment policies and limitations, because of their unique characteristics.

         Derivative  Contracts.  For  purposes of the  Portfolio,  derivative  contracts  are  financial  instruments  that  require payments based upon changes in the values of designated (or underlying) securities,  currencies,  commodities,  financial indices or other  assets.  Some  derivative  contracts  (such as futures,  forwards and options)  require  payments  relating to a future trade involving the underlying asset.  The other party to a derivative contract is referred to as a counterparty.

         Many  derivative  contracts are traded on  securities or  commodities  exchanges.  In this case,  the exchange sets all the terms of the  contract  except for the price.  Investors  make  payments  due under  their  contracts  through  the  exchange.  Most exchanges  require  investors  to maintain  margin  accounts  through  their  brokers to cover their  potential  obligations  to the exchange.  Parties to the  contract  make (or collect)  daily  payments to the margin  accounts to reflect  losses (or gains) in the value of their  contracts.  This  protects  investors  against  potential  defaults by the  counterparty.  Trading  contracts  on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

         Exchanges may limit the amount of open  contracts  permitted at any one time.  Such limits may prevent the  Portfolio  from closing out a position.  If this happens,  the  Portfolio  will be required to keep the contract open (even if it is losing money on the contract),  and to make any payments  required  under the contract  (even if it has to sell portfolio  securities at unfavorable prices to do so).

         The Portfolio may also trade derivative contracts  over-the-counter  (OTC) in transactions  negotiated directly between the
Portfolio  and the  counterparty.  OTC contracts do not  necessarily  have standard  terms,  so they cannot be directly  offset with other OTC contracts.  In addition,  OTC contracts with more  specialized  terms may be more difficult to price than exchange  traded contracts.

         Depending upon how the Portfolio uses derivative  contracts and the relationships  between the market value of a derivative contract and the  underlying  asset,  derivative  contracts may increase or decrease the  Portfolio's  exposure to risks relating to changes in security  prices,  interest  rates and currency  exchange  rates.  OTC contracts  also expose the Fund to the risk that a counterparty will default on the contract.

         The Portfolio may trade in the following types of derivative contracts:

o        The Portfolio may buy and sell futures contracts relating to financial instruments and indices.
o        The  Portfolio  may buy call options on portfolio  securities,  indices and futures in  anticipation  of an increase in the value of the underlying asset.
o        The Portfolio may buy put options on portfolio  securities,  indices and futures in anticipation of a decrease in the value of the underlying asset.
o        The Fund may write call options on  portfolio  securities,  indices and futures to generate  income from  premiums,  and in anticipation of a decrease or only limited increase in the value of the underlying asset.
o        The Fund may also write put options on portfolio securities,  indices and futures to generate income from premiums,  and in anticipation of an increase or only limited decrease in the value of the underlying asset.

         For  additional  information on derivative  contracts,  including  futures and options,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  Foreign  securities  are  securities  of issuers  based  outside  the United  States.  The  Portfolio considers an issuer to be based outside the United States if:

o        it is organized under the laws of, or has a principal office located in, another country;
o        the principal trading market for its securities is in another country; or
o        it (or its subsidiaries)  derived in its most current fiscal year at least 50% of its total assets,  capitalization,  gross revenue or profit from goods produced, services performed, or sales made in another country.

         Investment income on foreign  securities may be subject to foreign  withholding or other taxes that could reduce the return on these securities.  Tax treaties between the United States and foreign countries,  however,  may reduce or eliminate the amount of foreign taxes to which the Portfolio  would be subject.  The effective  rate of foreign tax cannot be predicted  since the amount of
Portfolio assets to be invested within various countries is uncertain.

         Additional  Information about foreign  securities and their risks is included in this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

                  Foreign  Government  Securities.  Foreign  government  securities  generally  consist of fixed  income  securities supported by national,  state or provincial  governments or similar  political  subdivisions.  Foreign  government  securities  also include debt  obligations of  supranational  entities,  such as  international  organizations  designed or supported by governmental entities to promote economic  reconstruction or development,  international  banking  institutions and related government  agencies.
Examples of these include,  but are not limited to, the International  Bank for Reconstruction and Development (the World Bank), the
Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

         Foreign  government  securities  also include fixed income  securities of  quasi-governmental  agencies  (i.e.,  securities issued by entities  owned by a national,  state or equivalent  government or  obligations of a political unit that are not backed by the national  government's full faith and credit).  Further,  foreign  government  securities  include  mortgage-related  securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

         Delayed-Delivery  Transactions.  The Portfolio records a delayed-delivery or when-issued  transaction when it agrees to buy the  securities  and reflects  their value in  determining  the price of its shares.  Settlement  dates may be a month or more after entering into these  transactions so that the market values of the securities  bought may vary from the purchase prices.  Additional information  on  delayed-delivery  and  when-issued  transactions  is included in this  Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Securities  Lending.  The  Portfolio  may lend  portfolio  securities  to  borrowers  that are deemed  creditworthy  by the
Investment  Manager or Sub-advisor.  The borrower must furnish  additional  collateral if the market value of the loaned  securities increases.  Also,  the  borrower  must pay the  Portfolio  the  equivalent  of any  dividends  or  interest  received  on the loaned securities.  The Portfolio may pay  administrative  and custodial fees in connection with a loan and may pay a negotiated portion of the interest  earned on the cash  collateral  to a securities  lending  agent or broker.  Additional  information  about  securities lending and its risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST  Federated  Aggressive  Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be  changed by the
Trustees without shareholder approval.

         1.       The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         2.       The Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

         3.       The Portfolio will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Portfolio's net assets.

AST Lord Abbett Small Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital appreciation.

Investment Policies:

         Foreign Currency Hedging  Techniques.  The Portfolio expects to enter into forward foreign currency  contracts in primarily two  circumstances.  First,  when the  Portfolio  enters into a contract  for the  purchase or sale of a security  denominated  in a foreign  currency,  it may desire to "lock in" the U.S.  dollar price of the security.  Second,  when  management  believes that the currency of a particular  foreign  country may suffer a decline  against the U.S.  dollar,  the  Portfolio  may enter into a forward contract to sell the amount of foreign currency  approximating  the value of some or all of the Portfolio's  securities  denominated in such foreign currency or, in the alternative,  the Portfolio may use a cross-hedging  technique whereby it sells another currency which the Portfolio  expects to decline in a similar way but which has a lower  transaction  cost.  The Portfolio does not intend to enter into forward  contracts  under this second  circumstance  on a  continuous  basis.  For an  additional  discussion  of forward foreign currency  contracts and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."

         The Portfolio also may purchase foreign  currency put options and write foreign currency call options on U.S.  exchanges or
U.S.  over-the-counter markets.  Exchange-listed options markets in the United States include several major currencies,  and trading may be thin and illiquid.  A number of major investment  firms trade unlisted  options which are more flexible than  exchange-listed options with respect to strike price and maturity  date.  Unlisted  options  generally are available in a wider range of currencies.
Unlisted  foreign  currency  options are generally less liquid than listed options and involve the credit risk  associated  with the individual  issuer.  Unlisted  options,  together with other illiquid  securities,  are subject to a limit of 15% of the Portfolio's net assets.  The premiums paid for foreign currency put options will not exceed 5% of the net assets of the Portfolio.

         The Portfolio may write a call option on a foreign  currency  only in  conjunction  with a purchase of a put option on that currency.  Such a strategy is  designed  to reduce the cost of  downside  currency  protection  by  limiting  currency  appreciation potential.  The face value of such call  writing  may not exceed 90% of the value of the  securities  denominated  in such  currency invested  in by the  Portfolio  or in such  cross  currency  (referred  to above)  to cover  such call  writing.  For an  additional discussion of foreign  currency  options and certain risks  involved  therein,  see this  Statement  under "Certain Risk Factors and
Investment Methods."

         Call  Options on Stock.  The  Portfolio  may,  from time to time,  write  call  options on its  portfolio  securities.  The
Portfolio may write only call options which are "covered,"  meaning that the Portfolio  either owns the  underlying  security or has an absolute and immediate  right to acquire that security,  without  additional cash  consideration,  upon conversion or exchange of other  securities  currently held in its portfolio.  In addition,  the Portfolio will not permit the call to become  uncovered prior to the expiration of the option or termination through a closing purchase transaction.

         The Portfolio  would not be able to effect a closing  purchase  transaction  after it had received  notice of exercise.  In order to write a call  option,  the  Portfolio  is required to comply with the rules of The  Options  Clearing  Corporation  and the various  exchanges with respect to collateral  requirements.  The Portfolio may not purchase call options except in connection  with a closing purchase  transaction.  It is possible that the cost of effecting a closing  purchase  transaction may be greater than the premium received by the Portfolio for writing the option.

         Generally,  the Portfolio  intends to write listed covered call options during periods when it anticipates  declines in the market values of portfolio  securities  because the premiums  received may offset to some extent the decline in the  Portfolio's net asset value  occasioned by such declines in market value.  Except as part of the "sell  discipline"  described  below, the Portfolio will  generally not write listed covered call options when it anticipates  that the market values of its portfolio  securities  will increase.

         One reason for the  Portfolio  to write call options is as part of a "sell  discipline."  If the  Portfolio  decides that a portfolio  security  would be  overvalued  and should be sold at a certain  price higher than the current  price,  it could write an option on the stock at the  higher  price.  Should  the stock  subsequently  reach  that  price  and the  option be  exercised,  the
Portfolio  would,  in effect,  have increased the selling price of that stock,  which it would have sold at that price in any event, by the amount of the premium.  In the event the market price of the stock  declined and the option were not  exercised,  the premium would offset all or some  portion of the  decline.  It is possible  that the price of the stock could  increase  beyond the exercise price; in that event, the Portfolio would forego the opportunity to sell the stock at that higher price.

         In addition,  call options may be used as part of a different  strategy in connection  with sales of portfolio  securities.
If, in the judgment of the  Sub-advisor,  the market price of a stock is overvalued  and it should be sold,  the Portfolio may elect to write a call option  with an exercise  price below the current  market  price.  As long as the value of the  underlying  security remains above the exercise price during the term of the option,  the option will, in all  probability,  be exercised,  in which case the Portfolio  will be required to sell the stock at the exercise  price.  If the sum of the premium and the exercise  price exceeds the market price of the stock at the time the call option is written,  the Portfolio  would,  in effect,  have increased the selling price of the stock.  The Portfolio would not write a call option in these  circumstances  if the sum of the premium and the exercise price were less than the current  market  price of the stock.  For an  additional  discussion  of call  options  and  certain  risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Put Options on Stock.  The Portfolio may also write listed put options.  Writing  listed put options is a useful  portfolio investment  strategy  when the  Portfolio  has cash or other  reserves  available  for  investment as a result of sales of Portfolio shares or, more  importantly,  because the  Sub-advisor  believes a more defensive and less fully invested  position is desirable in light of market  conditions.  If the  Sub-advisor  wishes to invest its cash or reserves in a  particular  security at a price lower than current  market  value,  it may write a put option on that security at an exercise  price which  reflects the lower price it is willing to pay.  The buyer of the put option  generally  will not  exercise  the option  unless the market  price of the  underlying security  declines to a price near or below the exercise  price.  If the Portfolio  writes a listed put, the price of the underlying stock  declines and the option is exercised,  the premium,  net of transaction  charges,  will reduce the purchase price paid by the
Portfolio  for the stock.  The price of the stock may decline by an amount in excess of the  premium,  in which event the  Portfolio would have foregone an opportunity to purchase the stock at a lower price.

         If, prior to the exercise of a put option,  the  Portfolio  determines  that it no longer  wishes to invest in the stock on which the put option had been  written,  the  Portfolio  may be able to effect a closing  purchase  transaction  on an  exchange  by purchasing a put option of the same series as the one which it has  previously  written.  The cost of  effecting a closing  purchase transaction  may be greater than the premium  received on writing the put option and there is no guarantee  that a closing  purchase transaction  can be effected.  For an additional  discussion of put options and certain risks involved  therein,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index  Options.  Except as describe  below,  the Portfolio will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the  multiplier  times the number of contracts.  When the
Portfolio  writes a call option on a  broadly-based  stock market index,  the Portfolio  will  segregate or put into escrow with its custodian,  or pledge to a broker as collateral for the option,  one or more "qualified  securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

         Trading in index options  commenced in April 1983 with the S&P 100 option  (formerly  called the CBOE 100). Since that time a number of additional  index option  contracts have been introduced  including  options on industry  indices.  Although the markets for certain index option contracts have developed rapidly,  the markets for other index options are still relatively  illiquid.  The ability to  establish  and close out  positions  on such  options will be subject to the  development  and  maintenance  of a liquid secondary  market.  It is not certain that this market will develop in all index option  contracts.  The Portfolio will not purchase or sell any index  option  contract  unless and until,  in the  Sub-advisor's  opinion,  the market for such  options has  developed sufficiently  that such risk in  connection  with such  transactions  in no greater  than such risk in  connection  with  options on stocks.  For an additional  discussion of stock index options and certain risks involved therein,  see this Statement under "Certain
Risk Factors and Investment Methods."

         Segregated  Accounts.  If the Portfolio has written an option on an industry or market segment index,  it will segregate or put into  escrow  with its  custodian,  or  pledge to a broker as  collateral  for the  option,  at least ten  different  "qualified securities,"  which are  securities of an issuer in such industry or market  segment,  with a market value at the time the option is written  of not less than 100% of the  current  index  value  times the  multiplier  times the  number of  contracts.  A  "qualified security"  is an equity  security  which is listed on a  national  securities  exchange  or listed on the  National  Association  of
Securities  Dealers  Automated  Quotation  System  against which the Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures.  Such  securities  will include stocks which represent at least 50%
of the  weighting of the  industry or market  segment  index and will  represent  at least 50% of the  Portfolio's  holdings in that industry  or market  segment.  No  individual  security  will  represent  more  than 25% of the  amount so  segregated,  pledged  or escrowed.  If at the close of business on any day the market value of such qualified  securities so segregated,  escrowed or pledged falls below 100% of the current index value times the  multiplier  times the number of contracts,  the Portfolio  will so segregate, escrow or pledge an  amount in cash or other  liquid  assets  equal in value to the  difference.  In  addition,  when the  Portfolio writes a call on an index which is  in-the-money  at the time the call is written,  the Portfolio  will segregate with its custodian or pledge to the broker as  collateral  cash or other liquid  assets equal in value to the amount by which the call is  in-the-money times the  multiplier  times the number of contracts.  Any amount  segregated  pursuant to the foregoing  sentence may be applied to the Portfolio's  obligation to segregate  additional  amounts in the event that the market value of the qualified  securities  falls below 100% of the current index value times the multiplier  times the number of contracts.  However,  if the Portfolio  holds a call on the same index as the call written where the exercise  price of the call held is equal to or less than the exercise  price of the call written or greater than the exercise  price of the call written if the  difference  is  maintained  by the Portfolio in cash or other  liquid  assets in a  segregated  account  with its  custodian,  it will not be subject to the  requirements  describe in this paragraph.  In instances  involving the purchase of stock index futures  contracts by the Portfolio,  an amount of cash or permitted securities  equal to the market value of the futures  contracts  will be deposited  in a segregated  account with the its  custodian and/or in a margin  account  with a broker to  collateralize  the  position  and  thereby  insure  that the use of such  futures are unleveraged.

         Stock Index  Futures.  The  Portfolio  will engage in  transactions  in stock index  futures  contracts as a hedge  against changes  resulting  from market  conditions  in the values of  securities  which are held in the  Portfolio's  portfolio or which it intends to purchase.  The Portfolio will engage in such  transactions  when they are  economically  appropriate for the reduction of risks  inherent  in the ongoing  management  of the  Portfolio.  The  Portfolio  may not  purchase  or sell stock index  futures if, immediately  thereafter,  more than one-third of its net assets would be hedged and, in addition,  except as described  above in the case of a call  written  and held on the same index,  will write call  options on indices or sell stock  index  futures  only if the amount  resulting  from the  multiplication  of the then  current  level of the index (or  indices)  upon which the option or future contract(s) is based,  the applicable  multiplier(s),  and the number of futures or options  contracts  which would be  outstanding, would not exceed one-third of the value of the Portfolio's net assets.

         Limitations on Stock Options,  Options on Stock Indices and Stock Index Futures  Transactions.  The Portfolio may write put and call options on stocks only if they are covered,  and such options must remain  covered so long as the Portfolio is obligated as a writer.  The  Portfolio  does not  currently  intend to write  covered call options with respect to  securities  with an aggregate market  value of more than 5% of its gross  assets at the time an option is written.  The  Portfolio  will not (a) write puts having an aggregate  exercise price greater than 25% of the Portfolio's  net assets;  or (b) purchase (i) put options on stocks not held in the Portfolio's  portfolio,  (ii) put options on stock indices,  or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Portfolio's net assets.

         Special  Risks of Writing  Calls on Indices.  Because  exercises of index options are settled in cash, a call writer cannot determine  the amount of its  settlement  obligations  in advance and,  unlike call writing on specific  stocks,  cannot  provide in advance for, or cover,  its potential  settlement  obligations  by acquiring and holding the  underlying  securities.  However,  the
Portfolio  will write call options on indices only under the  circumstances  described  above under  "Limitations  on Stock Options,
Options on Stock Indices and Stock Index Futures Transactions."

         Unless the  Portfolio has other liquid assets that are  sufficient to satisfy the exercise of a call,  the Portfolio  would be required to liquidate  portfolio  securities in order to satisfy the exercise.  Because an exercise must be settled  within hours after  receiving  the notice of exercise,  if the Portfolio  fails to anticipate an exercise,  it may have to borrow (in amounts not exceeding  20% of the  Portfolio's  total  assets)  pending  settlement  of the sale of  securities in its portfolio and would incur interest charges thereon.

         When the  Portfolio  has  written a call,  there is also a risk that the market may  decline  between  the time the call is written and the time the Portfolio is able to sell stocks in its  portfolio.  As with stock  options,  the Portfolio  will not learn that an index option has been  exercised  until the day following the exercise date but,  unlike a call on stock where the Portfolio would be able to deliver the underlying  securities in settlement,  the Series may have to sell part of its stock portfolio in order to make  settlement  in cash,  and the price of such stocks might  decline  before they can be sold.  This timing risk makes certain strategies  involving more than one option  substantially more risky with index options than with stock options.  For example,  even if an index call which the  Portfolio  has written is "covered" by an index call held by the  Portfolio  with the same strike price, the  Portfolio  will bear the risk that the level of the index may  decline  between  the close of trading on the date the  exercise notice is filed with the clearing  corporation  and the close of trading on the date the  Portfolio  exercises  the call it holds or the time the  Portfolio  sells the call which in either  case would occur no earlier  than the day  following  the day the  exercise notice was filed.

         Short Sales.  The Portfolio may make short sales of  securities  or maintain a short  position,  provided that at all times when a  short  position  is open  the  Portfolio  owns  an  equal  amount  of such  securities  or  securities  convertible  into or exchangeable,  without  payment of any  further  consideration,  for an equal  amount of the  securities  of the same  issuer as the securities sold short (a "short sale  against-the-box"),  and that not more than 25% of the  Portfolio's  net assets  (determined at the time of the short sale) may be subject to such sales.  Notwithstanding  this 25%  limitation,  the Portfolio  does not currently intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box.

         Debt  Securities.  The Portfolio may invest in straight bonds or other debt securities,  including lower rated,  high-yield bonds.  Neither an issuer's ceasing to be rated  investment  grade nor a rating reduction below that grade will require  elimination of a bond from the  Portfolio's  portfolio.  The  Portfolio  has no  present  intention  to commit  more than 5% of gross  assets to investing in debt  securities.  For a discussion of debt  securities,  including lower rated,  high-yield  bonds, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Lord Abbett Small Cap Value  Portfolio.  The limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Pledge its assets  (other than to secure  borrowings  or to the extent  permitted  by the  Portfolio's  investment policies as permitted by applicable law);

         2.       Make short sales of securities or maintain a short position except to the extent permitted by applicable law;

         3.       Invest  knowingly more than 15% of its net assets (at the time of investment) in illiquid  securities,  except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

         4.       Invest in the securities of other investment companies except as permitted by applicable law;

         5.       Invest in real estate  limited  partnership  interests  or  interests  in oil,  gas or other  mineral  leases,  or exploration or other  development  programs,  except that the Portfolio may invest in securities  issued by companies that engage in oil, gas or other mineral exploration or other development activities; or

         6.       Write, purchase or sell puts, calls,  straddles,  spreads or combinations thereof,  except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time.

AST Gabelli Small-Cap Value Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to provide  long-term  capital  appreciation  by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

         Although  primarily all of the  Portfolio's  assets are invested in common stocks,  the Portfolio may invest in convertible securities,  corporate  debt  securities  and  preferred  stocks.  The  fixed-income  securities  in which the  Portfolio may invest include,  but are not limited to, those described  below.  See this Statement  under "Certain Risk Factors and Investment  Methods,"
for an additional discussion of debt obligations.

         U.S.  Government  Obligations.  Bills,  notes,  bonds and other  debt  securities  issued by the U.S.  Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S.  Government Agency Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal agencies.
These include securities issued by the Federal National Mortgage  Association,  Government  National Mortgage  Association,  Federal
Home Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for  Cooperatives,  Federal  Intermediate  Credit  Banks,
Federal  Financing  Bank, Farm Credit Banks,  the Small Business  Association,  and the Tennessee  Valley  Authority.  Some of these securities  are supported by the full faith and credit of the U.S.  Treasury;  and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

         Bank Obligations.  Certificates of deposit,  bankers' acceptances,  and other short-term debt obligations.  Certificates of deposit are  short-term  obligations  of commercial  banks.  A bankers'  acceptance is a time draft drawn on a commercial  bank by a borrower,  usually in connection  with  international  commercial  transactions.  Certificates of deposit may have fixed or variable rates.  The  Portfolio may invest in U.S.  banks,  foreign  branches of U.S.  banks,  U.S.  branches of foreign  banks,  and foreign branches of foreign banks.

         Short-Term  Corporate Debt Securities.  Outstanding  nonconvertible  corporate debt securities (e.g., bonds and debentures)
which have one year or less remaining to maturity.  Corporate notes may have fixed, variable, or floating rates.

         Commercial  Paper.  Short-term  promissory  notes issued by  corporations  primarily to finance  short-term  credit  needs.
Certain notes may have floating or variable rates.

         Foreign  Government  Securities.  Issued  or  guaranteed  by a foreign  government,  province,  instrumentality,  political subdivision or similar unit thereof.

         Savings and Loan  Obligations.  Negotiable  certificates of deposit and other  short-term  debt  obligations of savings and loan associations.

         Supranational  Entities.  The Portfolio may also invest in the securities of certain  supranational  entities,  such as the
International Development Bank.

         Lower-Rated  Debt  Securities.   The  Portfolio's  investment  program  permits  it  to  purchase  below  investment  grade securities,  commonly  referred to as "junk bonds." The Portfolio will not purchase a junk bond if  immediately  after such purchase the Portfolio  would have more than 5% of its total assets invested in such  securities.  Since  investors  generally  perceive that there are greater risks  associated with  investment in lower quality  securities,  the yields from such securities  normally exceed those obtainable from higher quality securities.  However,  the principal value of lower-rated  securities  generally will fluctuate more widely than higher quality  securities.  Lower quality  investments  entail a higher risk of default -- that is, the nonpayment of interest  and  principal by the issuer than higher  quality  investments.  Such  securities  are also  subject to special  risks, discussed  below.  Although the  Portfolio  seeks to reduce risk by portfolio  diversification,  credit  analysis,  and attention to trends in the economy,  industries  and financial  markets,  such efforts will not eliminate all risk.  There can, of course,  be no assurance that the Portfolio will achieve its investment objective.

         After  purchase by the  Portfolio,  a debt  security  may cease to be rated or its rating may be reduced  below the minimum required  for  purchase by the  Portfolio.  Neither  event will  require a sale of such  security  by the  Portfolio.  However,  the
Sub-advisor  will consider such event in its  determination  of whether the Portfolio  should continue to hold the security.  To the extent that the ratings  given by Moody's or S&P may change as a result of changes in such  organizations  or their rating  systems, the Portfolio  will attempt to use  comparable  ratings as standards for  investments  in accordance  with the  investment  policies contained in the Trust's Prospectus.

         Junk bonds are regarded as  predominantly  speculative  with respect to the issuer's  continuing  ability to meet principal and interest  payments.  Because  investment in low and lower-medium  quality bonds involves greater  investment risk, to the extent the Portfolio  invests in such bonds,  achievement of its investment  objective will be more dependent on the  Sub-advisor's  credit analysis  than would be the case if the  Portfolio  was  investing in higher  quality  bonds.  For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed  Securities.  Mortgage-backed  securities  are  securities  representing  interests in a pool of mortgages.
After  purchase by the  Portfolio,  a security  may cease to be rated or its rating may be reduced  below the minimum  required  for purchase by the  Portfolio.  Neither event will require a sale of such security by the  Portfolio.  However,  the  Sub-advisor  will consider such event in its  determination  of whether the  Portfolio  should  continue to hold the security.  To the extent that the ratings  given by Moody's or S&P may change as a result of changes in such  organizations  or their rating  systems,  the  Portfolio will attempt to use comparable  ratings as standards for  investments in accordance  with the investment  policies  contained in the
Trust's Prospectus.  For a discussion of mortgage-backed  securities and certain risks involved therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs are obligations  fully  collateralized  by a portfolio of mortgages or mortgage-related  securities.  Payments of principal and interest on the mortgages are passed  through to the holders of the CMOs on the same schedule as they are received,  although  certain  classes of CMOs have priority over others with respect to the receipt of prepayments  on the  mortgages.  Therefore,  depending on the type of CMOs in which the Portfolio  invests,  the  investment  may be subject to a greater or lesser risk of prepayment  than other types of  mortgage-related  securities.  For an additional  discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed  Securities.  Stripped Agency  Mortgage-Backed  securities represent interests in a pool of mortgages,  the cash flow of which has been separated into its interest and principal  components.  "IOs" (interest only securities)
receive the interest  portion of the cash flow while "POs"  (principal  only  securities)  receive the principal  portion.  Stripped
Agency  Mortgage-Backed  Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and  privately-issued  mortgage-backed  certificates.  As interest  rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other  mortgage-backed  securities  described  herein,  like other debt  instruments,  will tend to move in the opposite  direction  compared to interest  rates.  Under the  Internal  Revenue Code of
1986, as amended,  POs may generate  taxable income from the current  accrual of original issue  discount,  without a  corresponding distribution of cash to the Portfolio.

         The cash flows and  yields on IO and PO classes  are  extremely  sensitive  to the rate of  principal  payments  (including prepayments)  on the related  underlying  mortgage  assets.  For  example,  a rapid or slow rate of  principal  payments  may have a material  adverse  effect on the prices of IOs or POs,  respectively.  If the underlying  mortgage  assets  experience  greater than anticipated  prepayments  of  principal,  an investor may fail to recoup fully its initial  investment  in an IO class of a stripped mortgage-backed  security,  even if the IO class  is  rated  AAA or Aaa or is  derived  from a full  faith  and  credit  obligation.
Conversely,  if the underlying mortgage assets experience slower than anticipated prepayments of principal,  the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than  government-issued IOs or POs backed by fixed rate mortgages,  as illiquid securities and, accordingly,  limit its investments in such securities,  together with all other illiquid securities,  to 15% of the
Portfolio's net assets.  The Sub-advisor will determine the liquidity of these  investments based on the following  guidelines:  the type of issuer;  type of collateral,  including age and prepayment  characteristics;  rate of interest on coupon relative to current market rates and the effect of the rate on the  potential  for  prepayments;  complexity  of the issue's  structure,  including  the number of  tranches;  size of the  issue;  and the number of dealers  who make a market in the IO or PO.  The  Portfolio  will treat non-government-issued  IOs and POs not backed by fixed or adjustable  rate  mortgages as illiquid  unless and until the SEC modifies its position.

         Asset-Backed  Securities.  The  Portfolio  may  invest a portion of its assets in debt  obligations  known as  asset-backed securities.  The credit quality of most  asset-backed  securities  depends  primarily on the credit quality of the assets underlying such  securities,  how well the entity  issuing  the  security is  insulated  from the credit  risk of the  originator  or any other affiliated  entities and the amount and quality of any credit support provided to the securities.  The rate of principal  payment on asset-backed  securities  generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.  As a result,  the yield on any  asset-backed  security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile  Receivable  Securities.  The  Portfolio  may  invest in  asset-backed  securities  which are backed by receivables from motor vehicle  installment sales contracts or installment loans secured by motor vehicles  ("Automobile  Receivable
Securities").

                  Credit Card  Receivable  Securities.  The Portfolio may invest in  asset-backed  securities  backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other  Assets.  The  Sub-advisor  anticipates  that  asset-backed  securities  backed by assets  other  than those described  above will be issued in the future.  The  Portfolio  may invest in such  securities  in the future if such  investment is otherwise  consistent with its investment objective and policies.  For a discussion of these securities,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing  Covered Call  Options.  The  Portfolio  may write (sell)  American or European  style  "covered"  call options and purchase options to close out options  previously  written by a Portfolio.  In writing covered call options,  the Portfolio  expects to generate  additional  premium  income  which should  serve to enhance the  Portfolio's  total return and reduce the effect of any price decline of the security or currency  involved in the option.  Covered call options will  generally be written on securities or currencies which, in the Sub-advisor's  opinion,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The  Portfolio  will write only  covered  call  options.  This means that the  Portfolio  will own the security or currency subject to the option or an option to purchase the same underlying  security or currency,  having an exercise price equal to or less than the exercise price of the "covered"  option,  or will establish and maintain with its custodian for the term of the option,  an account  consisting of cash or other liquid assets having a value equal to the fluctuating  market value of the optioned  securities or currencies.

         Portfolio  securities  or  currencies  on which  call  options  may be  written  will be  purchased  solely on the basis of investment  considerations  consistent  with the  Portfolio's  investment  objective.  The  writing  of  covered  call  options is a conservative  investment  technique  believed to involve  relatively  little risk (in  contrast to the writing of naked or uncovered options,  which the Portfolio  will not do), but capable of enhancing  the  Portfolio's  total  return.  When writing a covered call option,  the  Portfolio,  in return for the premium,  gives up the  opportunity  for profit from a price  increase in the underlying security or  currency  above the  exercise  price,  but  conversely  retains  the risk of loss  should the price of the  security or currency  decline.  Unlike one who owns  securities or currencies  not subject to an option,  the Portfolio has no control over when it may be required to sell the underlying  securities or currencies,  since it may be assigned an exercise  notice at any time prior to the  expiration of its  obligation as a writer.  If a call option which the Portfolio  has written  expires,  the Portfolio  will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market  value of the  underlying security or currency  during the option  period.  If the call option is exercised,  the  Portfolio  will realize a gain or loss from the sale of the  underlying  security or currency.  The Portfolio  does not consider a security or currency  covered by a call to be
"pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call  options  written  by the  Portfolio  will  normally  have  expiration  dates of less than nine  months  from the date written.  The  exercise  price of the  options  may be  below,  equal  to,  or above the  current  market  values of the  underlying securities  or  currencies  at the time the options  are  written.  From time to time,  the  Portfolio  may  purchase an  underlying security or currency for delivery in accordance  with an exercise  notice of a call option  assigned to it,  rather than  delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

         The premium  received is the market value of an option.  The premium the Portfolio  will receive from writing a call option will  reflect,  among other  things,  the current  market price of the  underlying  security or currency,  the  relationship  of the exercise price to such market price, the historical price volatility of the underlying  security or currency,  and the length of the option period.  Once the decision to write a call option has been made, the  Sub-advisor,  in determining  whether a particular call option should be written on a particular  security or currency,  will consider the reasonableness of the anticipated premium and the likelihood that a liquid  secondary  market will exist for those options.  The premium received by the Portfolio for writing covered call  options  will be recorded as a liability of the  Portfolio.  This  liability  will be adjusted  daily to the option's  current market  value,  which will be the latest sale price at the time at which the net asset value per share of the  Portfolio is computed
(close of the New York Stock  Exchange),  or, in the absence of such sale,  the latest  asked price.  The option will be  terminated upon  expiration  of the option,  the  purchase  of an  identical  option in a closing  transaction,  or delivery of the  underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing  purchase  transaction if the cost of the transaction is less or more than the  premium  received  from the  writing of the  option.  Because  increases  in the market  price of a call  option will generally  reflect increases in the market price of the underlying  security or currency,  any loss resulting from the repurchase of a call  option is likely to be offset in whole or in part by  appreciation  of the  underlying  security  or  currency  owned by the
Portfolio.

         The  Portfolio  will not  write a covered  call  option  if,  as a result,  the  aggregate  market  value of all  portfolio securities  or  currencies  covering  call or put  options  exceeds  25% of the  market  value of the  Portfolio's  net  assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Portfolio may write American or European style covered put options and purchase  options to close out options previously written by the Portfolio.

         The  Portfolio  would  write put  options  only on a covered  basis,  which means that the  Portfolio  would  maintain in a segregated  account cash, U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise  price or the  Portfolio  will own an option to sell the  underlying  security or currency  subject to the option having an exercise  price  equal to or  greater  than the  exercise  price of the  "covered"  option  at all  times  while  the put  option is outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow to secure payment of the exercise  price.) The Portfolio  would  generally write covered put options in  circumstances  where the  Sub-advisor  wishes to purchase the  underlying  security or currency for the  Portfolio at a price lower than the current  market price of the security or currency.  In such event the Portfolio would write a put option at an exercise price which,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay.  Since the  Portfolio  would also  receive  interest on debt  securities  or currencies  maintained to cover the exercise  price of the option,  this  technique  could be used to enhance  current return during periods  of market  uncertainty.  The risk in such a  transaction  would be that the  market  price of the  underlying  security  or currency would decline below the exercise  price less the premiums  received.  Such a decline could be  substantial  and result in a significant  loss to the  Portfolio.  In addition,  the  Portfolio,  because it does not own the specific  securities  or currencies which it may be required  to  purchase in exercise of the put,  cannot  benefit  from  appreciation,  if any,  with  respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result,  the aggregate market value of all portfolio  securities or currencies  covering put or call options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating the 25%
limit,  the Portfolio  will offset,  against the value of assets  covering  written puts and calls,  the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing  Put  Options.  The  Portfolio  may  purchase  American or European  style put  options.  As the holder of a put option,  the  Portfolio  has the right to sell the  underlying  security or currency  at the  exercise  price at any time during the option period  (American  style) or at the  expiration  of the option  (European  style).  The Portfolio may enter into closing sale transactions  with respect to such  options,  exercise  them or permit them to expire.  The  Portfolio  may purchase put options for defensive  purposes in order to protect against an anticipated  decline in the value of its securities or currencies.  An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The premium paid by the Portfolio when  purchasing a put option will be recorded as an asset of the  Portfolio.  This asset will be  adjusted  daily to the  option's  current  market  value,  which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock  Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be  terminated  upon  expiration  of the  option,  the selling  (writing)  of an  identical  option in a closing  transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing  Call  Options.  The  Portfolio may purchase  American or European  style call options.  As the holder of a call option,  the Portfolio has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period  (American  style) or at the  expiration  of the option  (European  style).  The Portfolio may enter into closing sale transactions  with respect to such  options,  exercise  them or permit them to expire.  The  Portfolio may purchase call options for the purpose of increasing  its current  return or avoiding tax  consequences  which could reduce its current  return.  The Portfolio may also purchase call options in order to acquire the underlying  securities or  currencies.  Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

         The  Portfolio  may also  purchase  call  options  on  underlying  securities  or  currencies  it owns in order to  protect unrealized  gains on call  options  previously  written  by it. A call  option  would  be  purchased  for  this  purpose  where  tax considerations  make it  inadvisable  to  realize  such gains  through a closing  purchase  transaction.  Call  options  may also be purchased at times to avoid realizing losses.

         Dealer  (Over-the-Counter)  Options. The Portfolio may engage in transactions  involving dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing  corporation to exercise  exchange-traded  options, if the
Portfolio were to purchase a dealer  option,  it would rely on the dealer from whom it purchased the option to perform if the option were  exercised.  Failure by the dealer to do so would  result in the loss of the premium  paid by the  Portfolio as well as loss of the expected  benefit of the  transaction.  For a discussion of dealer  options,  see this Statement under "Certain Risk Factors and
Investment Methods."

         Futures Contracts.

                  Transactions in Futures.  The Portfolio may enter into futures  contracts,  including  stock index,  interest rate and currency futures  ("futures" or "futures  contracts").  The Portfolio may also enter into futures on commodities  related to the types of companies  in which it invests,  such as oil and gold  futures.  Otherwise  the nature of such  futures and the  regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures  contracts may be used to attempt to hedge a portion of the Portfolio,  as a cash  management  tool, or as an efficient way for the  Sub-advisor  to implement  either an increase or decrease in portfolio  market  exposure in response to changing  market  conditions.  The Portfolio may purchase or sell futures  contracts with respect to any stock index.  Nevertheless, to hedge the  Portfolio  successfully,  the  Portfolio  must sell  futures  contacts  with  respect to indices or  subindices  whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest  rate or currency  futures  contracts  may be used to attempt to hedge  against  changes in  prevailing  levels of interest rates or currency  exchange rates in order to establish  more  definitely the effective  return on securities or currencies held or intended to be acquired by the  Portfolio.  In this regard,  the Portfolio  could sell interest rate or currency  futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange  rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The  Portfolio  will enter into  futures  contracts  which are traded on national  or foreign  futures  exchanges,  and are standardized  as to maturity  date and  underlying  financial  instrument.  Futures  exchanges  and trading in the United States are regulated under the Commodity  Exchange Act by the CFTC.  Although  techniques other than the sale and purchase of futures contracts could  be used  for the  above-referenced  purposes,  futures  contracts  offer  an  effective  and  relatively  low  cost  means of implementing the Portfolio's objectives in these areas.

                  Regulatory  Limitations.  The Portfolio  will engage in futures  contracts and options  thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         The  Portfolio  may not purchase or sell futures  contracts or related  options if, with respect to positions  which do not qualify as bona fide hedging under  applicable  CFTC rules,  the sum of the amounts of initial margin  deposits and premiums paid on those  positions  would  exceed 5% of the net asset  value of the  Portfolio  after  taking  into  account  unrealized  profits  and unrealized losses on any such contracts it has entered into; provided,  however,  that in the case of an option that is in-the-money at the time of purchase,  the  in-the-money  amount may be excluded in calculating  the 5%  limitation.  For purposes of this policy options on futures  contracts and foreign currency options traded on a commodities  exchange will be considered  "related  options."
This policy may be modified by the Board of Trustees of the Trust  without a shareholder  vote and does not limit the  percentage of the Portfolio's assets at risk to 5%.

         In instances  involving the purchase of futures  contracts or the writing of call or put options  thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures  contracts  and options  thereon (less any related margin  deposits),  will be identified by the Portfolio to cover the position,  or  alternative  cover (such as owning an offsetting position)  will be  employed.  Assets  used as cover or held in an  identified  account  cannot be sold  while the  position  in the corresponding  option or future is open,  unless they are replaced  with similar  assets.  As a result,  the  commitment  of a large portion of the Portfolio's assets to cover or identified  accounts could impede portfolio  management or the Portfolio's  ability to meet redemption requests or other current obligations.

         Options on Futures  Contracts.  The  Portfolio  may  purchase and sell options on the same types of futures in which it may invest.  As an  alternative  to writing or  purchasing  call and put  options on stock index  futures,  the  Portfolio  may write or purchase  call and put  options  on  financial  indices.  Such  options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time,  a single order to purchase or sell futures  contracts  (or options  thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds  managed by the  Sub-advisor  or its  affiliates.  Such aggregated  orders would be allocated among the Portfolio and such other  portfolios in a fair and  non-discriminatory  manner.  See this Statement and Trust's  Prospectus  under  "Certain Risk Factors and  Investment  Methods" for a description of certain risks in options and future contracts.

         Additional  Futures and Options  Contracts.  Although  the  Portfolio  has no current  intention  of engaging in futures or options  transactions  other than those  described  above,  it reserves the right to do so. Such futures and options  trading  might involve risks which differ from those involved in the futures and options described above.

         Foreign  Futures and Options.  The Portfolio is permitted to invest in foreign  futures and options.  For a description  of foreign  futures and options and certain risks  involved  therein as well as certain risks involved in foreign  investing,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest in U.S.  dollar-denominated  and non-U.S.  dollar-denominated  securities of foreign  issuers.  There are special risks in foreign  investing.  Certain of these risks are inherent in any  international  mutual fund while  others  relate more to the  countries in which the  Portfolio  will invest.  Many of the risks are more  pronounced  for investments in developing or emerging  countries,  such as many of the countries of Southeast  Asia,  Latin America,  Eastern Europe
and the Middle  East.  For an  additional  discussion  of certain  risks  involved  in  investing  in foreign  securities,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency  Transactions.  A forward foreign currency  exchange contract involves an obligation to purchase or sell a specific  currency  at a future  date,  which may be any  fixed  number of days  from the date of the  contract  agreed  upon by the parties,  at a price set at the time of the contract.  These  contracts are  principally  traded in the interbank  market  conducted directly  between  currency  traders (usually large,  commercial  banks) and their  customers.  A forward contract  generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward  contracts for a variety of purposes in connection  with the management of the foreign securities  portion of its portfolio.  The Portfolio's  use of such contracts  would include,  but not be limited to, the following.
First, when the Portfolio enters into a contract for the purchase or sale of a security  denominated in a foreign  currency,  it may desire to "lock in" the U.S. dollar price of the security.  Second,  when the Sub-advisor  believes that one currency may experience a substantial  movement against another  currency,  including the U.S.  dollar,  it may enter into a forward contract to sell or buy the amount of the former foreign  currency,  approximating  the value of some or all of the  Portfolio's  securities  denominated in such foreign  currency.  Alternatively,  where  appropriate,  the Portfolio may hedge all or part of its foreign  currency  exposure through the use of a basket of  currencies or a proxy  currency  where such  currency or  currencies  act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract where the amount of the foreign  currency to be sold  exceeds the value of the  securities  denominated  in such  currency.  The use of this basket  hedging  technique  may be more efficient  and  economical  than  entering into separate  forward  contracts  for each currency held in the  Portfolio.  The precise matching of the forward  contract  amounts and the value of the securities  involved will not generally be possible since the future value of such  securities in foreign  currencies will change as a consequence of market  movements in the value of those  securities between the date the  forward  contract is entered  into and the date it matures.  The  projection  of  short-term  currency  market movement is extremely  difficult,  and the successful  execution of a short-term hedging strategy is highly uncertain.  Under normal circumstances,  consideration of the prospect for currency parities will be incorporated  into the longer term investment  decisions made  with  regard  to  overall  diversification  strategies.  However,  Sub-advisor  believes  that it is  important  to  have  the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's  investment  objective and policies.  However, the Portfolio will not enter into a forward contract,  or maintain exposure to any such contract(s),  if the amount of foreign currency required to be delivered  thereunder would exceed the Portfolio's  holdings of liquid assets and currency available for cover of the forward  contract(s).  In determining the amount to be delivered under a contract,  the Portfolio may net offsetting positions.

         At the maturity of a forward  contract,  the  Portfolio  may sell the  portfolio  security and make delivery of the foreign currency,  or it may retain the  security  and either  extend the  maturity of the forward  contract  (by  "rolling"  that  contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting  transaction,  the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period between the  Portfolio's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent  the price of the  currency  it has agreed to sell  exceeds  the price of the  currency  it has  agreed to  purchase.  Should forward  prices  increase,  the  Portfolio  will suffer a loss to the extent of the price of the  currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The  Portfolio's  dealing in forward  foreign  currency  exchange  contracts will generally be limited to the  transactions described  above.  However,  the  Portfolio  reserves the right to enter into  forward  foreign  currency  contracts  for  different purposes and under different  circumstances.  Of course,  the Portfolio is not required to enter into forward  contracts with regard to its foreign  currency-denominated  securities  and will not do so unless deemed  appropriate by the  Sub-advisor.  It also should be  realized  that this  method of hedging  against a decline  in the value of a currency  does not  eliminate  fluctuations  in the underlying  prices of the  securities.  It simply  establishes  a rate of exchange at a future  date.  Additionally,  although  such contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily  basis.  It will do so from time to time,  and  investors  should be aware of the costs of  currency  conversion.  Although  foreign  exchange  dealers do not charge a fee for  conversion,  they do realize a profit based on the difference (the "spread")  between the prices at which they are buying and selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Portfolio at one rate,  while  offering a lesser rate of exchange  should the Portfolio desire to resell that currency to the dealer.  For a discussion of certain risk factors involved in foreign  currency  transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures Contracts and Forward Foreign Exchange  Contracts.  The Portfolio may enter into certain  option,  futures,  and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which will be treated as Section 1256 contracts or straddles.

         Transactions  which are  considered  Section  1256  contracts  will be  considered  to have  been  closed at the end of the
Portfolio's  fiscal year and any gains or losses will be  recognized  for tax  purposes at that time.  Such gains or losses from the normal closing or settlement of such  transactions  will be characterized  as 60% long-term  capital gain (taxable at a maximum rate of 20%) or loss and 40%  short-term  capital gain or loss  regardless of the holding  period of the  instrument  (or, in the case of foreign  exchange  contracts,  entirely as ordinary income or loss).  The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options,  futures and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which offset a foreign  dollar  denominated  bond or currency  position may be  considered  straddles  for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized  gain in an offsetting  position.  The holding period of the securities or currencies  comprising  the straddle will be deemed not to begin until the straddle is terminated.  The holding period of the security  offsetting  an  "in-the-money  qualified  covered  call" option on an equity  security  will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated  investment  company,  at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends,  interest,  income derived from loans of  securities,  and gains from the sale of  securities  or  currencies.  Tax  regulations  could be issued  limiting the extent that net gain realized from option,  futures or foreign  forward  exchange  contracts on currencies is qualifying  income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option,  futures  contracts,  or forward  contracts may be deemed a "constructive sale" of offsetting  securities,  which could result in a taxable gain from the sale being distributed to  shareholders.  The Portfolio  would be required to distribute  any such gain even though it would not receive  proceeds from the sale at the time the option, futures or forward position is entered into.

         Hybrid  Instruments.  Hybrid  Instruments  have been  developed and combine the elements of futures  contracts,  options or other financial  instruments with those of debt,  preferred equity or a depository  instrument  (hereinafter  "Hybrid  Instruments).
Hybrid  Instruments  may take a variety of forms,  including,  but not limited  to,  debt  instruments  with  interest or  principal payments or redemption  terms  determined by reference to the value of a currency or commodity or securities index at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the  conversion  terms  related to a  particular  commodity.  For a  discussion  of certain  risks  involved in  investing in hybrid instruments see this Statement under "Certain Risk Factors and Investment Methods."

         Reverse  Repurchase  Agreements.  Although the Portfolio has no current intention,  in the foreseeable  future, of engaging in  reverse  repurchase  agreements,  the  Portfolio  reserves  the  right to do so.  Reverse  repurchase  agreements  are  ordinary repurchase  agreements in which a fund is the seller of, rather than the investor in,  securities,  and agrees to repurchase them at an agreed upon time and price.  Use of a reverse  repurchase  agreement may be preferable to a regular sale and later  repurchase of the securities  because it avoids  certain market risks and  transaction  costs. A reverse  repurchase  agreement may be viewed as a type of borrowing by the Portfolio.

         Warrants.  The Portfolio may acquire  warrants.  For a discussion of certain risks  involved  therein,  see this  Statement under "Certain Risk Factor and Investment Methods."

         Lending  of  Portfolio  Securities.  Securities  loans  are made to  broker-dealers  or  institutional  investors  or other persons,  pursuant to agreements  requiring that the loans be continuously  secured by collateral at least equal at all times to the value of the  securities  lent marked to market on a daily basis.  The collateral  received will consist of cash or U.S.  government securities.  While the  securities  are being  lent,  the  Portfolio  will  continue to receive the  equivalent  of the  interest or dividends  paid by the  issuer  on the  securities,  as well as  interest  on the  investment  of the  collateral  or a fee from the borrower.  The Portfolio has a right to call each loan and obtain the  securities on three  business  days' notice or, in connection with securities  trading on foreign  markets,  within such longer period of time which coincides with the normal  settlement  period for  purchases and sales of such  securities  in such foreign  markets.  The  Portfolio  will not have the right to vote  securities while  they are being  lent,  but it will  call a loan in  anticipation  of any  important  vote.  The  risks in  lending  portfolio securities,  as with other  extensions of secured  credit,  consist of possible delay in receiving  additional  collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         When-Issued  Securities and Forward  Commitment  Contracts.  The Portfolio may purchase  securities on a  "when-issued"  or delayed  delivery basis and may purchase  securities on a forward  commitment  basis.  Any or all of the Portfolio's  investments in debt  securities may be in the form of  when-issueds  and forwards.  The price of such  securities,  which may be expressed in yield terms,  is fixed at the time the  commitment  to purchase is made,  but delivery  and payment take place at a later date.  Normally, the  settlement  date occurs within 90 days of the purchase for  when-issueds,  but may be  substantially  longer for forwards.  The
Portfolio  will cover its  commitments  with respect to these  securities  by  maintaining  cash and/or other liquid assets with its custodian  bank equal in value to these  commitments  during the time  between the  purchase  and the  settlement.  Such  segregated securities  either will mature or, if necessary,  be sold on or before the  settlement  date.  For a discussion of these  securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Money Market  Securities.  The Portfolio will hold a certain  portion of its assets in U.S. and foreign  dollar-denominated money market securities, including repurchase agreements, rated in the two highest rating categories, maturing in one year or less.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Gabelli  Small-Cap Value Portfolio.  These limitations are not  "fundamental"  restrictions,  and can be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

         2.       Invest in companies for the purpose of exercising management or control;

         3.       Purchase a futures  contract or an option  thereon if, with  respect to positions in futures or options on futures which do not  represent  bona fide  hedging,  the  aggregate  initial  margin and  premiums on such  options  would exceed 5% of the
Portfolio's net asset value;

         4.       Purchase  illiquid  securities  if,  as a  result,  more  than 15% of its net  assets  would be  invested  in such securities.  Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

         5.       Purchase securities of open-end or closed-end  investment  companies except in compliance with the 1940 Act or the conditions  of any order of exemption  from the SEC  regarding  the  purchase of  securities  of money  market funds  managed by the
Sub-advisor or its affiliates;

         6.       Purchase  securities on margin,  except (i) for use of short-term  credit  necessary for clearance of purchases of portfolio  securities  and (ii) the Portfolio may make margin  deposits in connection  with futures  contracts or other  permissible investments;

         7.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer any security  owned by the Portfolio as security for indebtedness  except as may be  necessary in  connection  with  permissible  borrowings  or  investments  and then such  mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         8.       Invest in puts,  calls,  straddles,  spreads,  or any combination  thereof,  except to the extent permitted by the
Trust's Prospectus and this Statement;

         9.       Effect short sales of securities; or

         10.      Invest in warrants if, as a result  thereof,  more than 10% of the value of the net assets of the Portfolio  would be invested in warrants,  except that this  restriction  does not apply to warrants  acquired as a result of the purchase of another security.  For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

AST Janus Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         Foreign Securities.  The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States.  Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers.  For a discussion of the risks involved in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Portfolio may invest in sponsored and unsponsored  American Depositary Receipts ("ADRs"),  which are  described  in the Trust's  Prospectus  under  "Certain  Risk  Factors and  Investment  Methods."  Holders of  unsponsored  ADRs generally  bear all the costs of the ADR facility,  whereas  foreign  issuers  typically  bear certain costs in a sponsored ADR. The bank or trust  company  depositary  of an  unsponsored  ADR may be under no  obligation  to  distribute  shareholder  communications received from the foreign  issuer or to pass through voting rights.  The Portfolio may also invest in European  Depositary  Receipts
("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

         Investment  Company  Securities.  From time to time, the Portfolio may invest in securities of other investment  companies, subject to the  provisions  of Section  12(d)(1) of the 1940 Act.  The  Portfolio  may invest in  securities  of money  market funds managed by the  Sub-advisor in excess of the  limitations of Section  12(d)(1) under the terms of an SEC exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.

         Municipal  Obligations.  The Portfolio may invest in municipal  obligations  issued by states,  territories and possessions of the United  States and the District of Columbia.  The value of municipal  obligations  can be affected by changes in their actual or perceived  credit  quality.  The credit  quality of  municipal  obligations  can be affected by among other things the  financial condition of the issuer or guarantor,  the issuer's future borrowing plans and sources of revenue,  the economic  feasibility of the revenue bond project or general borrowing  purpose,  political or economic  developments in the region where the security is issued, and the  liquidity of the  security.  Because  municipal  securities  are  generally  traded  over-the-counter,  the  liquidity of a particular  issue often  depends on the  willingness  of dealers to make a market in the security.  The liquidity of some  municipal obligations may be enhanced by demand  features,  which would enable the Portfolio to demand payment on short notice from the issuer or a financial intermediary.

         Income-Producing  Securities.  Types of income producing  securities that the Portfolio may purchase  include,  but are not limited to, (i) variable and floating rate obligations,  which are securities  having interest rates that are adjusted  periodically according to a specified  formula,  usually  with  reference  to some  interest  rate index or market  interest  rate,  (ii) standby commitments,  which are  instruments  similar  to puts that give the  holder  the  option to  obligate  a broker,  dealer or bank to repurchase a security at a specified  price,  and (iii) tender option bonds,  which are relatively  long-term bonds that are coupled with the  agreement  of a third  party  (such as a broker,  dealer or bank) to grant the  holders of such  securities  the option to tender the securities to the  institution at periodic  intervals.  The Portfolio will purchase  standby  commitments,  tender option bonds and  instruments  with demand features  primarily for the purpose of increasing the liquidity of its portfolio.  The Portfolio may also invest in inverse  floaters,  which are debt  instruments  the interest on which varies in an inverse  relationship  to the interest rate on another  security.  If movements in interest rates are incorrectly  anticipated,  the Portfolio could lose money or its net asset  value  could  decline by the use of inverse  floaters.  The  Portfolio  will not invest more than 5% of its assets in inverse  floaters.  The  Portfolio may also invest in strip bonds,  which are debt  securities  that are stripped of their  interest
(usually by a financial  intermediary)  after the securities are issued. The market value of these securities  generally  fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

         Zero Coupon, Step Coupon and Pay-In-Kind Securities.  The Portfolio may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities.  Zero coupon bonds are described in this Statement  under "Certain Risk Factors and
Investment Methods."  Step coupon bonds trade at a discount from their face value and pay coupon interest.  The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.  For the purposes of the Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

         Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

         High-Yield/High-Risk  Securities.  The  Portfolio  may  invest up to 35% of its net  assets in bonds  that are rated  below investment  grade.  The Portfolio may also invest in unrated debt securities of foreign and domestic  issuers.  Unrated debt,  while not necessarily of lower quality than rated  securities,  may not have as broad a market.  Because of the size and perceived  demand of the issue,  among other factors,  certain  municipalities  may not incur the costs of obtaining a rating.  The  Sub-advisor  will analyze the  creditworthiness  of the issuer,  as well as any financial  institution or other party  responsible for payments on the security,  in determining  whether to purchase unrated  municipal bonds.  Unrated bonds will be included in the 35% limit unless the
Sub-advisor  deems such securities to be the equivalent of investment  grade  securities.  For a description of these securities and a  discussion  of the risks  involved  therein,  see this  Statement  and the Trust's  Prospectus  under  "Certain  Risk Factors and
Investment Methods."

         The Portfolio  may purchase  defaulted  securities  subject to the above limits,  but only when the  Sub-advisor  believes, based upon its  analysis  of the  financial  condition,  results of  operations  and  economic  outlook of an issuer,  that there is potential  for  resumption  of income  payments  and that the  securities  offer an unusual  opportunity  for capital  appreciation.
Notwithstanding the Sub-advisor's  belief as to the resumption of income,  however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.  Such risk includes, among other things, the following:

                  Financial and Market Risks.  Investments in securities  that are in default involve a high degree of financial and market risks that can result in substantial or, at times,  even total losses.  Issuers of defaulted  securities may have substantial capital needs and may become involved in bankruptcy or  reorganization  proceedings.  Among the problems  involved in investments in such issuers is the fact that it may be difficult to obtain  information  about their condition.  The market prices of securities of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread  between the bid and asked prices of such securities may be greater than normally expected.

                  Disposition  of Portfolio  Securities.  Although the Portfolio  generally  will purchase  securities for which the
Sub-advisor  expects an active market to be maintained,  defaulted  securities may be less actively traded than other securities and it may be difficult to dispose of substantial  holdings of such  securities at prevailing  market  prices.  The Portfolio will limit holdings of any such  securities to amounts that the  Sub-advisor  believes could be readily sold,  and holdings of such  securities would, in any event, be limited so as not to limit the Portfolio's ability to readily dispose of securities to meet redemptions.

                  Other.  Defaulted securities require active monitoring and may, at times,  require  participation in bankruptcy or receivership proceedings on behalf of the Portfolio.

         Reverse Repurchase  Agreements.  The Portfolio may use reverse  repurchase  agreements to provide cash to satisfy unusually heavy redemption  requests or for other temporary or emergency  purposes without the necessity of selling portfolio  securities,  or to earn  additional  income on  portfolio  securities,  such as  Treasury  bills or notes.  The  Portfolio  will enter into  reverse repurchase  agreements  only with parties that the  Sub-advisor  deems  creditworthy.  Using reverse  repurchase  agreements to earn additional  income  involves  the risk that the  interest  earned on the  invested  proceeds is less than the expense of the reverse repurchase agreement  transaction.  This technique may also have a leveraging effect on the Portfolio,  although the requirement for the Portfolio to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

         For an additional  discussion of reverse  repurchase  agreements and their risks, see the Trust's Prospectus under "Certain
Risk Factors and Investment Methods."

         Futures,  Options and Forward Contracts.  The Portfolio may enter into futures contracts on securities,  financial indices, and foreign  currencies and options on such  contracts,  and may invest in options on  securities,  financial  indices,  and foreign currencies,  and forward  contracts.  The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate  amount of the Portfolio's  commitments  under  outstanding  futures contract  positions and options on futures  contracts written by the  Portfolio  would  exceed the market value of the  Portfolio's  total  assets.  The  Portfolio  may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of  securities,  and on indices based on the types of  securities,  in which the  Portfolio  is  permitted  to invest  directly.  The  Portfolio  will  effect  such transactions  only with  investment  dealers  and  other  financial  institutions  (such as  commercial  banks or  savings  and loan institutions)  deemed  creditworthy  by the  Sub-advisor  pursuant to  procedures  adopted by the  Sub-advisor  for  monitoring  the creditworthiness  of  those  entities.  To the  extent  that an  option  purchased  or  written  by the  Portfolio  in a  negotiated transaction  is illiquid,  the value of the option  purchased or the amount of the  Portfolio's  obligations  under an option it has written,  as the case may be,  will be subject to the  Portfolio's  limitation  on  illiquid  investments.  In the case of  illiquid options,  it may not be possible for the Portfolio to effect an offsetting  transaction  when the  Sub-advisor  believes it would be advantageous  for the Portfolio to do so. For a description of these  strategies  and  instruments  and certain of their risks,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar  Instruments.  The Portfolio may make  investments in Eurodollar  instruments.  Eurodollar  instruments are U.S.
dollar-denominated  futures  contracts or options thereon that are linked to the London Interbank  Offered Rate ("LIBOR"),  although foreign  currency-denominated  instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed  rate for the  lending of funds and  sellers  to obtain a fixed rate for  borrowings.  The  Portfolio  might use  Eurodollar futures  contracts  and options  thereon to hedge  against  changes in LIBOR,  to which many  interest  rate swaps and  fixed-income instruments are linked.

         Swaps  and  Swap-Related  Products.  The  Portfolio  may enter  into  interest  rate  swaps,  caps and  floors on either an asset-based or  liability-based  basis,  depending upon whether it is hedging its assets or its liabilities,  and will usually enter into interest rate swaps on a net basis (i.e.,  the two payment streams are netted out, with the Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments).  The net amount of the excess,  if any, of the  Portfolio's  obligations over its  entitlement  with respect to each  interest  rate swap will be  calculated on a daily basis and an amount of cash or other liquid assets having an aggregate  net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the  Portfolio's  custodian.  If the Portfolio  enters into an interest rate swap on other than a net basis,  it would maintain a segregated  account in the full amount  accrued on a daily basis of its  obligations  with respect to the swap.  The Portfolio  will not enter into any interest rate swap, cap or floor  transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party  thereto is rated in one of the three highest  rating  categories of at least one NRSRO at the time of entering into such  transaction.  The  Sub-advisor  will monitor the  creditworthiness  of all  counterparties  on an ongoing basis. If there is a default by the other party to such a transaction,  the Portfolio will have contractual  remedies pursuant to the agreements  related to the transaction.

         The swap market has grown  substantially  in recent years with a large number of banks and investment  banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result, the swap market has become  relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been developed  and,  accordingly,  are less liquid than swaps.  To the extent the Portfolio  sells (i.e.,  writes) caps and floors,  it will  segregate  cash or other  liquid  assets  having an  aggregate  net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of  interest  rate swap  transactions  that may be  entered  into by the  Portfolio.  These transactions  may in some  instances  involve  the  delivery  of  securities  or other  underlying  assets by the  Portfolio  or its counterparty to collateralize  obligations  under the swap.  Under the  documentation  currently used in those markets,  the risk of loss with  respect  to  interest  rate  swaps is  limited to the net amount of the  payments  that the  Portfolio  is  contractually obligated to make. If the other party to an interest rate swap that is not  collateralized  defaults,  the Portfolio  would risk the loss of the payments that it  contractually  is entitled to receive.  The  Portfolio may buy and sell (i.e.,  write) caps and floors without limitation, subject to the segregation requirement described above.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Janus Mid-Cap  Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  does not  currently  intend to sell  securities  short,  unless it owns or has the right to obtain securities  equivalent  in kind and amount to the  securities  sold  short  without  the  payment  of any  additional  consideration therefor,  and provided that  transactions in futures,  options,  swaps and forward  contracts are not deemed to constitute  selling securities short.

         2.       The Portfolio  does not currently  intend to purchase  securities on margin,  except that the Portfolio may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits in connection  with  transactions in futures,  options,  swaps and forward  contracts  shall not be deemed to constitute  purchasing securities on margin.

         3.       The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed,  in the  aggregate,  15% of the  Portfolio's  net asset  value,  provided  that this  limitation  does not apply to  reverse  repurchase agreements,  deposits of assets to margin,  guarantee positions in futures,  options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         4.       The  Portfolio  does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net  assets  would be  invested  in  repurchase  agreements  not  entitling  the  holder to payment of principal  and interest  within seven days and in securities  that are illiquid by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available  market.  The Trustees,  or the Portfolio's  Sub-advisor  acting pursuant to authority delegated by the Trustees,  may determine  that a readily  available  market exists for securities  eligible for resale  pursuant to
Rule 144A under the Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2) commercial paper and municipal lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

         5.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Alger Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

         Cash Position.  In order to afford the Portfolio the  flexibility to take advantage of new  opportunities  for  investments in accordance  with its  investment  objective or to meet  redemptions,  it may, under normal  circumstances,  hold up to 15% of its total  assets in money  market  instruments  including,  but not limited to,  certificates  of deposit,  time  deposits and bankers'
acceptances  issued by  domestic  bank and  thrift  institutions,  U.S.  Government  securities,  commercial  paper  and  repurchase agreements.  In addition,  when the  Sub-advisor's  analysis of economic and  technical  market  factors  suggests that common stock prices will decline  sufficiently  so that a temporary  defensive  position is deemed  advisable,  the Portfolio may invest in these instruments without limitation.

         U.S. Government  Obligations.  Obligations,  bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S.  Government Agency  Obligations.  These securities are issued or guaranteed by U.S.  Government-sponsored  enterprises and federal agencies.  These include securities issued by the Federal National Mortgage  Association,  Government  National Mortgage
Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration,  Banks for Cooperatives,  Federal Intermediate
Credit Banks,  Federal  Financing Bank, Farm Credit Banks, the Small Business  Administration,  Federal Housing  Administration  and
Maritime  Administration.  Some of these  securities  are  supported  by the full  faith and  credit of the U.S.  Treasury;  and the remainder are supported  only by the credit of the  instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.  Certain of these securities may have volatility  risks,  prepayment risks and extension risk, which could have a negative impact on the Portfolio's net asset value.

         Bank  Obligations.  These are  certificates  of  deposit,  bankers'  acceptances  and other  short-term  debt  obligations.
Certificates  of deposit  are  short-term  obligations  of  commercial  banks.  A  bankers'  acceptance  is a time draft  drawn on a commercial bank by a borrower,  usually in connection with international commercial  transactions.  Certificates of deposit may have fixed or variable rates.

         The Portfolio will not invest in any debt security  issued by a commercial  bank unless (i) the bank has total assets of at least $1 billion,  or the  equivalent in other  currencies,  or, in the case of domestic  banks which do not have total assets of at least $1 billion,  the  aggregate  investment  made in any one such bank is limited to  $100,000  and the  principal  amount of such investment is insured in full by the Federal Deposit  Insurance  Corporation,  (ii) in the case of U.S. banks, it is a member of the
Federal Deposit Insurance  Corporation,  and (iii) in the case of foreign banks, the security is, in the opinion of the Sub-advisor, of an investment  quality  comparable to other debt securities  which may be purchased by the Portfolios.  These  limitations do not prohibit  investments  in  securities  issued by foreign  branches  of U.S.  banks,  provided  such U.S.  banks  meet the  foregoing requirements.

         Investments by the Portfolio in foreign bank  obligations  and  obligations  of foreign  branches of domestic banks present many of the same risks as  investments in foreign  securities  generally.  In view of these risks,  the  Sub-advisor  will carefully evaluate these  investments on a case-by-case  basis.  For  additional  discussion of foreign  securities and their risks,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short-term  Corporate Debt Securities.  These are outstanding  nonconvertible  corporate debt securities  (e.g.,  bonds and debentures)  which have one year or less remaining to maturity.  Corporate debt  securities  may have fixed,  variable,  or floating rates.  For additional discussion on debt securities see this Statement under "Certain Risk Factors and Investment Methods."

         Commercial  Paper.  These are short-term  promissory notes issued by corporations  primarily to finance  short-term  credit needs.

         Variable Rate Master Demand Notes.  These are unsecured  instruments  that permit the  indebtedness  thereunder to vary and provide for periodic  adjustments in the interest rate.  Because these notes are direct lending  arrangements  between the Portfolio and the issuer,  they are not normally  traded.  Although no active  secondary  market may exist for these notes,  the Portfolio may demand  payment of  principal  and  accrued  interest at any time or may resell the note to a third  party.  While the notes are not typically rated by credit rating  agencies,  issuers of variable rate master demand notes must satisfy the Sub-advisor that the same criteria  for issuers of  commercial  paper are met.  In  addition,  when  purchasing  variable  rate  master  demand  notes for the
Portfolio,  the Sub-advisor  will consider the earning power,  cash flows and other liquidity ratios of the issuers of the notes and will  continuously  monitor their financial status and ability to meet payment on demand.  In the event an issuer of a variable rate master demand note were to default on its payment  obligations,  the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

         Firm Commitment  Agreements and When-Issued  Transactions.  Firm commitment  agreements and when-issued  transactions would be used, for example,  when a decline in the yield of securities of a given issuer is anticipated and a more advantageous  yield may be obtained by committing  currently to purchase  securities to be issued later.  The Portfolio will not use these  transactions for leveraging  purposes and,  accordingly,  will segregate cash or liquid  securities in an amount  sufficient at all times to meet its purchase  obligations under these agreements.  Additional  information about firm commitment  agreements,  when-issued  transactions and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending of Portfolio  Securities.  The Portfolio will not lend  securities to the Investment  Manager,  the  Sub-advisor or their  affiliates.  By lending its securities,  the Portfolio can increase its income by continuing to receive interest or dividends on the loaned  securities as well as by either  investing the cash  collateral or by earning  income in the form of interest paid by the borrower  when U.S.  Government  securities  are used as  collateral.  The  Portfolio  will adhere to the  following  conditions whenever  its  securities  are loaned:  (a) the  borrower  will be  obligated  to deliver at least 100 percent  cash  collateral  or equivalent  securities to the  Portfolio,  (b) the borrower must  increase this  collateral  whenever the market value of the loaned securities  including accrued interest exceeds the value of the collateral,  (c) the Portfolio must receive  reasonable  interest on the loan, as well as any dividends,  interest or other  distributions on the loaned securities and any increase in market value, (d)
the Portfolio may pay only  reasonable  custodian fees in connection  with the loan.  For  additional  information on the lending of
Portfolio  securities  and its risks see this  Statement  and the Trust's  Prospectus  under  "Certain  Risk Factors and  Investment
Methods."

         Foreign  Securities.  The  Portfolio  may  invest up to 20% of the value of its total  assets in  foreign  securities  (not including  American  Depositary  Receipts,  American  Depositary Shares or U.S.  dollar-denominated  securities of foreign issuers).
Foreign  securities  investments  may be affected by, among other matters,  changes in  governmental  administration  or economic or monetary  policy (in the United States and abroad) or changed  circumstances  in dealing among  nations.  Securities  purchased on a foreign  exchange  may be held in custody by a bank or other  depository  located  in that  market.  For  additional  discussion  on foreign securities see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Alger  Mid-Cap  Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.       Purchase  securities on margin,  except (i) for use of short-term  credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

2.       Mortgage,  pledge,  hypothecate  or,  in any  manner,  transfer  any  security  owned  by the  Portfolio  as  security  for indebtedness  except as may be  necessary in  connection  with  permissible  borrowings  or  investments  and then such  mortgaging, pledging  or  hypothecating  may not exceed 10% of the  Portfolio's  total  assets at the time of  borrowing  or  investment.  These restrictions shall not apply to transactions  involving reverse repurchase  agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis;

3.       Invest in oil, gas or mineral leases.

4.       Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

5.       The  Portfolio  may not  invest  more than 15% of the assets of the  Portfolio  (taken at the time of the  investments)  in
"illiquid  securities,"  illiquid  securities being defined to include  securities  subject to legal or contractual  restrictions on resale (which may include private placements),  repurchase  agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased,  securities being used to cover options a Portfolio has written,  securities for which market  quotations  are not readily  available,  or other  securities  which  legally or in the  Sub-advisor's  option may be deemed illiquid.

6.        Selling securities short, except that the Portfolio may sell securities "short against the box."

7.       Writing or selling puts, calls, straddles, spreads or combinations thereof.

8.       Making investments for the purpose of exercising control or management.

AST Neuberger Berman Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital appreciation.

Investment Policies:

         Securities  Loans.  In order to realize  income,  the Portfolio may lend  portfolio  securities  with a value not exceeding
33-1/3% of its total assets to banks,  brokerage firms, or institutional  investors.  Borrowers are required  continuously to secure their  obligations to return securities on loan from the Portfolio by depositing  collateral,  which will be marked to market daily, in a form  determined to be  satisfactory  by the Trustees and equal to at least 100% of the market value of the loaned  securities, which will also be marked to market daily.  The Sub-advisor  believes the risk of loss on these  transactions is slight because,  if a borrower were to default for any reason,  the  collateral  should satisfy the  obligation.  However,  as with other  extensions of secured  credit,  loans of portfolio  securities  involve  some risk of loss of rights in the  collateral  should the borrower  fail financially.

         Reverse Repurchase  Agreements.  In a reverse  repurchase  agreement,  the Portfolio sells portfolio  securities subject to its  agreement  to  repurchase  the  securities  at a later date for a fixed  price  reflecting  a market  rate of  interest;  these agreements are considered  borrowings for purposes of the Portfolio's  investment  limitations and policies  concerning  borrowings.
There is a risk that the counterparty to a reverse  repurchase  agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         Covered Call  Options.  The Portfolio  may write  covered call options on  securities  it owns.  Generally,  the purpose of writing  these  options is to reduce  the  effect of price  fluctuation  of  securities  held by the  Portfolio's  net asset  value.
Securities  on which call options may be written by the Portfolio  are  purchased  solely on the basis of investment  considerations consistent with the Portfolio's investment objectives.

         When the  Portfolio  writes a call option,  it is  obligated to sell a security to a purchaser at a specified  price at any time until a certain date if the purchaser  decides to exercise the option.  The  Portfolio  receives a premium for writing the call option.  The Portfolio  writes only  "covered"  call options on  securities it owns. So long as the  obligation of the writer of the call option  continues,  the writer may be assigned an exercise  notice,  requiring it to deliver the  underlying  security  against payment of the exercise  price.  The  Portfolio  may be obligated  to deliver  securities  underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the  Portfolio  purchases a call option,  it pays a premium for the right to purchase a security  from the writer at a specified  price until a specified  date.  A call option would be  purchased  by the  Portfolio to offset a previously  written call option.

         The writing of covered call options is a conservative  investment  technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered  call  options,  which the  Portfolio  will not do), but is capable of enhancing the
Portfolio's total return.  When writing a covered call option,  the Portfolio,  in return for the premium,  gives up the opportunity for profit from a price  increase in the  underlying  security above the exercise  price,  but  conversely  retains the risk of loss should the price of the security decline.  If a call option that the Portfolio has written expires  unexercised,  the Portfolio will realize a gain in the amount of the  premium;  however,  in the case of a call  option,  that gain may be offset by a decline in the market value of the  underlying  security  during the option period.  If the call option is exercised,  the Portfolio will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying  security at the time the  option  is  written.  Options  normally  have  expiration  dates  between  three and nine  months  from the date  written.  The obligation  under any option  terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded both on national  securities  exchanges and in the  over-the-counter  ("OTC") market.  Exchange-traded options  are  issued  by a  clearing  organization  affiliated  with the  exchange  on which  the  option is  listed;  the  clearing organization in effect guarantees  completion of, every exchange-traded  option. In contrast,  OTC options are contracts between the
Portfolio  and its  counter-party  with no clearing  organization  guarantee.  Thus,  when the  Portfolio  sells or purchases an OTC option,  it  generally  will be able to "close out" the option prior to its  expiration  only by entering  into a "closing  purchase transaction" with the dealer to whom or from whom the Portfolio  originally sold or purchased the option.  The Sub-advisor  monitors the  creditworthiness  of dealers  with  which the  Portfolio  may engage in OTC  options,  and will  limit  counterparties  in such transactions  to  dealers  with a net worth of at least $20  million  as  reported  in their  latest  financial  statements.  For an additional discussion of OTC options and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

           The  premium  received  (or paid) by the  Portfolio  when it writes (or  purchases)  an option is the amount at which the option is currently traded on the applicable  exchange,  less (or plus) a commission.  The premium may reflect,  among other things, the current market price of the underlying  security,  the  relationship  of the exercise price to the market price,  the historical price volatility of the underlying  security,  the length of the option period, the general supply of and demand for credit, and the general  interest rate  environment.  The premium  received by the Portfolio for writing an option is recorded as a liability on the
Portfolio's statement of assets and liabilities.  This liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage  commissions in connection  with  purchasing or writing  options,  including those used to close out existing  positions.  These  brokerage  commissions  normally are higher than those  applicable  to purchases and sales of portfolio securities.

         For an additional  discussion of options and their risks,  see this  Statement and the Trust's  Prospectus  under  "Certain
Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio may invest in U.S.  dollar-denominated  equity and debt  securities  issued by foreign issuers (including  governments,  quasi-governments and foreign banks) and foreign branches of U.S. banks,  including negotiable CDs and  commercial  paper.  These  investments  are  subject  to the  Portfolio's  quality  standards.  While  investments  in  foreign securities are intended to reduce risk by providing  further  diversification,  such investments  involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Portfolio may invest in equity,  debt,  or other  income-producing  securities  that are  denominated  in or indexed to foreign currencies,  including,  but not limited to (1) common and preferred stocks, (2) convertible  securities,  (3) warrants, (4)
CDs,  commercial  paper,  fixed-time  deposits,  and  bankers'  acceptances  issued  by  foreign  banks,  (5)  obligations  of other corporations,  and (6) obligations of foreign governments,  or their subdivisions,  agencies, and  instrumentalities,  international agencies,  and supranational  entities.  Risks of investing in foreign currency denominated  securities include (1) nationalization, expropriation,  or confiscatory  taxation,  (2) adverse changes in investment or exchange control  regulations  (which could prevent cash from being brought back to the U.S.), and (3) expropriation or  nationalization  of foreign portfolio  companies.  Mail service between the U.S. and foreign  countries may be slower or less reliable than within the United  States,  thus  increasing the risk of delayed  settlements of portfolio  transactions or loss of certificates for portfolio  securities.  For an additional  discussion of the risks associated with foreign  securities,  whether  denominated in U.S. dollars or foreign  currencies,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign  securities  and exchange rates for foreign  currencies may be affected by the interest rates  prevailing in other  countries.  The interest  rates in other  countries  are often  affected by local  factors,  including the strength of the local  economy,  the demand for  borrowing,  the  government's  fiscal  and  monetary  policies,  and the  international  balance of payments.  Individual  foreign  economies  may differ  favorably  or  unfavorably  from the U.S.  economy in such  respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign  markets also have different  clearance and  settlement  procedures,  and in certain  markets there have been times when  settlements  have been unable to keep pace with the volume of  securities  transactions,  making it  difficult to conduct such transactions.  Such  delays in  settlement  could  result in  temporary  periods  when a portion of the assets of the  Portfolio  is uninvested and no return is earned  thereon.  The inability of the Portfolio to make intended  security  purchases due to settlement problems could cause the Portfolio to miss attractive  investment  opportunities.  Inability to dispose of portfolio  securities due to  settlement  problems  could  result  either in losses to the  Portfolio  due to  subsequent  declines in value of the  portfolio securities,  or, if the  Portfolio  has entered into a contract to sell the  securities,  could result in possible  liability to the purchaser.

         The Portfolio may invest in foreign  corporate bonds and debentures and sovereign debt instruments  issued or guaranteed by foreign  governments,  their agencies or  instrumentalities.  Foreign debt securities are subject to risks similar to those of other foreign  securities,  as well as risks similar to those of other debt securities,  as discussed in this Statement and in the Trust's
Prospectus under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk  inherent  in  investing  in foreign  currency-denominated  securities,  the  Portfolio  may not purchase any such  security if after such  purchase  more than 10% of its total assets  (taken at market value) would be invested in such  securities.  Within such  limitation,  however,  the  Portfolio is not  restricted  in the amount it may invest in  securities denominated in any one foreign currency.

         Foreign  Currency  Transactions.  The Portfolio may engage in foreign  currency  exchange  transactions.  Foreign  currency exchange  transactions  will be conducted  either on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign  currency
                                                             ----
exchange market,  or through  entering into forward  contracts to purchase or sell foreign  currencies  ("forward  contracts").  The
Portfolio  may enter into  forward  contracts  in order to  protect  against  uncertainty  in the level of future  foreign  currency exchange rates.  The Portfolio may also use forward contracts for non-hedging purposes.

         A forward  contract  involves an  obligation  to purchase or sell a specific  currency at a future  date,  which may be any fixed number of days  (usually less than one year) from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These  contracts  are traded in the interbank  market  conducted  directly  between  traders  (usually  large commercial banks) and their customers.  A forward contract generally has no deposit  requirement,  and no commissions are charged at any stage for trades.  Although foreign  exchange dealers do not charge a fee for conversion,  they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Portfolio  enters into a contract for the purchase or sale of a security  denominated  in a foreign  currency,  it may wish to "lock in" the U.S.  dollar price of the security.  By entering into a forward  contract for the purchase or sale,  for a fixed amount of U.S. dollars,  of the amount of foreign currency  involved in the underlying  security  transactions,  the Portfolio will be able to protect itself  against a possible loss.  When the  Sub-advisor  believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S.  dollar,  it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Portfolio's  securities  denominated in such foreign currency.

         The Portfolio may also engage in  cross-hedging  by using forward  contracts in one currency to hedge against  fluctuations in the value of  securities  denominated  in a  different  currency,  when the  Sub-advisor  believes  that  there is a  pattern  of correlation  between the two currencies.  The Portfolio may also purchase and sell forward  contracts for non-hedging  purposes when the Sub-advisor  anticipates  that the foreign  currency will appreciate or depreciate in value,  but securities in that currency do not present attractive investment opportunities and are not held in the Portfolio's portfolio.

         When the Portfolio  engages in forward  contracts for hedging  purposes,  it will not enter into forward  contracts to sell currency or maintain a net exposure to such  contracts if their  consummation  would  obligate the Portfolio to deliver an amount of foreign  currency  in  excess of the  value of its  portfolio  securities  or other  assets  denominated  in that  currency.  At the consummation of the forward  contract,  the Portfolio may either make delivery of the foreign  currency or terminate its contractual obligation to deliver by purchasing an  offsetting  contract  obligating it to purchase the same amount of such foreign  currency at the same  maturity  date.  If the  Portfolio  chooses to make  delivery of the foreign  currency,  it may be required to obtain such currency  through the sale of portfolio  securities  denominated  in such  currency or through  conversion of other assets into such currency.  If the Portfolio engages in an offsetting  transaction,  it will incur a gain or a loss to the extent that there has been a change in forward  contract  prices.  Closing purchase  transactions  with respect to forward  contracts are usually made with the currency trader who is a party to the original forward contract.

         The  Portfolio  is not  required  to enter  into such  transactions  and will not do so unless  deemed  appropriate  by the
Sub-advisor.

         Using forward contracts to protect the value of the Portfolio's  portfolio  securities  against a decline in the value of a currency does not eliminate  fluctuations  in the  underlying  prices of the  securities.  It simply  establishes a rate of exchange which can be achieved at some  future  point in time.  The  precise  projection  of  short-term  currency  market  movements  is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While the Portfolio may enter forward  contracts to reduce  currency  exchange rate risks,  transactions  in such contracts involve  certain  other risks.  Thus,  while the  Portfolio may benefit from such  transactions,  unanticipated  changes in currency prices  may  result  in a poorer  overall  performance  for the  Portfolio  than if it had not  engaged  in any  such  transactions.
Moreover,  there may be imperfect  correlation between the Portfolio's  holdings of securities  denominated in a particular currency and forward  contracts  entered into by the Portfolio.  Such imperfect  correlation  may cause the Portfolio to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Portfolio  generally  will not enter into a forward  contract  with a term of greater than one year.  The Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the Portfolio  engages in forward  contracts for the sale or purchase of  currencies,  the Portfolio will either cover its position or establish a segregated  account.  The  Portfolio  will  consider its position  covered if it has  securities  in the currency  subject to the forward  contract,  or  otherwise  has the right to obtain  that  currency at no  additional  cost.  In the alternative,  the Portfolio will place cash, fixed income, or equity securities  (denominated in the foreign currency subject to the forward  contract)  in a separate  account.  The amounts in such  separate  account will equal the value of the  Portfolio's  assets which are committed to the  consummation  of foreign  currency  exchange  contracts.  If the value of the  securities  placed in the separate  account  declines,  the  Portfolio  will place  additional  cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign  currency  exchange  contracts and their risks, see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The  Portfolio may write and purchase  covered call and put options on foreign  currencies in amounts not exceeding 5% of its net assets for the purpose of protecting  against  declines in the U.S. dollar value of portfolio securities  or increases in the  U.S.-dollar  cost of securities  to be acquired,  or to protect the dollar  equivalent of dividend, interest,  or other payment on those securities.  A decline in the dollar value of a foreign currency in which portfolio  securities are denominated will reduce the dollar value of such securities,  even if their value in the foreign currency remains  constant.  In order to protect  against  such  decreases  in the value of  portfolio  securities,  the  Portfolio  may purchase put options on the foreign  currency.  If the value of the  currency  declines,  the  Portfolio  will have the right to sell such  currency for a fixed amount of dollars  which  exceeds the market value of such  currency.  This would  result in a gain that may offset,  in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely,  if the dollar value of a currency in which  securities to be acquired by the Portfolio are denominated  rises, thereby  increasing  the cost of such  securities,  the Portfolio may purchase call options on such  currency.  If the value of such currency  increases  sufficiently,  the Portfolio  will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency.  Such a purchase  would result in a gain that may offset,  at least  partially,  the effect of any currency-related increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options  transactions,  however, the benefit the Portfolio derives from purchasing foreign currency  options will be reduced by the amount of the premium and related  transaction  costs.  In addition,  if currency  exchange rates do not move in the direction or to the extent  anticipated,  the Portfolio  could sustain  losses on  transactions  in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The  Portfolio  may also write  options on foreign  currencies  for  hedging  purposes.  For  example,  if the  Sub-advisor anticipates  a decline in the dollar value of foreign  currency  denominated  securities  because of declining  exchange  rates,  it could,  instead of  purchasing a put option,  write a call option on the relevant  currency.  If the expected  decline  occurs,  the option will most likely not be exercised,  and the decrease in value of portfolio  securities  will be offset,  at least in part, by the amount of the premium received by the Portfolio.

         Similarly,  the Portfolio could write a put option on the relevant currency,  instead of purchasing a call option, to hedge against an anticipated  increase in the dollar cost of securities to be acquired.  If exchange  rates move in the manner  projected, the put option most likely will not be exercised,  and such  increased  cost will be offset,  at least in part, by the amount of the premium  received.  However,  as in the case of other types of options  transactions,  the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If  unanticipated  exchange rate  fluctuations  occur,  a put or call option may be exercised  and the  Portfolio  could be required to purchase or sell the  underlying  currency at a loss which may not be fully  offset by the amount of the  premium.  As a result of writing  options on foreign  currencies,  the  Portfolio  also may be required to forego all or a portion of the  benefits which might  otherwise have been obtained from favorable  movements in currency  exchange rates.  Options on foreign  currencies may be traded on U.S. or foreign  exchanges  or  over-the-counter  options or foreign  currencies  that are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option  written on foreign  currency by the  Portfolio is "covered" if the  Portfolio  owns the  underlying  foreign currency  subject to the call,  or if it has an absolute and immediate  right to acquire that foreign  currency  without  additional cash  consideration.  A call  option  is also  covered  if the  Portfolio  holds a call on the same  foreign  currency  for the same principal  amount as the call written where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the exercise  price of the call written if the amount of the  difference  is  maintained by the
Portfolio in cash, fixed income or equity securities in a segregated account with its custodian.

         The risks of currency  options are similar to the risks of other options,  as discussed  above and in this Statement  under
"Certain Risk Factors and Investment Methods."

         Cover for  Options on  Securities,  Forward  Contracts,  and Options on Foreign  Currencies  ("Hedging  Instruments").  The
Portfolio will comply with SEC staff guidelines  regarding  "cover" for Hedging  Instruments and, if the guidelines so require,  set aside in a segregated  account with its custodian the prescribed  amount of cash,  fixed income,  or equity  securities.  Securities held in a  segregated  account  cannot be sold while the  futures,  option,  or forward  strategy  covered  by those  securities  is outstanding,  unless  they are  replaced  with  other  suitable  assets.  As a  result,  segregation  of a large  percentage  of the
Portfolio's assets could impede portfolio  management or the Portfolio's ability to meet current  obligations.  The Portfolio may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid  options or forward  position;  this inability may result in a loss to the Portfolio.

         Preferred  Stock. The Portfolio may invest in preferred stock.  Unlike interest  payments on debt securities,  dividends on preferred stock are generally  payable at the discretion of the issuer's board of directors,  although  preferred  shareholders  may have certain  rights if dividends are not paid.  Shareholders  may suffer a loss of value if dividends  are not paid,  and generally have no legal  recourse  against the issuer.  The market prices of preferred  stocks are generally  more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities.  The Portfolio may invest in money market instruments,  U.S. Government or Agency securities,  and corporate  bonds and debentures  receiving one of the four highest  ratings from Standard & Poor's  Ratings Group  ("S&P"),  Moody's
Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization  ("NRSRO"),  or, if not rated by any NRSRO,  deemed  comparable by the Sub-advisor to such rated  securities.  The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate.  Ratings are not absolute standards of quality;  consequently,  securities with the same  maturity,  coupon,  and rating may have  different  yields.  Although the Portfolio may rely on the ratings of any NRSRO,  the
Portfolio mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income  securities are subject to the risk of an issuer's  inability to meet  principal and interest  payments on the obligations  ("credit risk") and also may be subject to price  volatility due to such factors as interest rate  sensitivity,  market perception of the  creditworthiness  of the issuer,  and general market liquidity ("market risk").  Lower-rated  securities are more likely to react to developments  affecting  market and credit risk than are more highly rated  securities,  which react primarily to movements in the general level of interest rates.

         Changes in economic  conditions or developments  regarding the individual  issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest  payments than is the case for  higher-grade debt  securities.  An economic  downturn  affecting  the issuer may result in an  increased  incidence  of  default.  The market for lower-rated  securities  may be thinner  and less active  than for  higher-rated  securities.  Pricing of thinly  traded  securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         If the quality of any fixed income  securities held by the Portfolio  deteriorates so that they no longer would be eligible for purchase by the  Portfolio,  the Portfolio will engage in an orderly  disposition  of the securities to the extent  necessary to ensure that the Portfolio's holding of such securities will not exceed 5% of its net assets.

         Convertible  Securities.  The  Portfolio  may invest in  convertible  securities  of any quality.  A  convertible  security entitles the holder to receive  interest  paid or accrued on debt or the  dividend  paid on  preferred  stock until the  convertible security matures or is redeemed,  converted or exchanged.  Before conversion,  convertible securities ordinarily provide a stream of income  with  generally  higher  yields  than  those of common  stocks of the same or similar  issuers,  but lower than the yield on non-convertible  debt.  Convertible  securities  are usually  subordinated  to  comparable-tier  nonconvertible  securities but rank senior to common stock in a  corporation's  capital  structure.  The value of a convertible  security is a function of (1) its yield in comparison with the yields of other securities of comparable  maturity and quality that do not have a conversion  privilege,  and
(2) its worth,  at market value,  if converted  into the underlying  common stock.  Convertible  debt  securities are subject to the
Portfolio's investment policies and limitations concerning fixed-income investments.

         Convertible  securities  are  typically  issued by smaller  companies  whose stock prices may be  volatile.  The price of a convertible  security often reflects such variations in the price of the underlying common stock in a way that  nonconvertible  debt does not.  A  convertible  security  may be  subject  to  redemption  at the  option of the  issuer  at a price  established  in the security's governing  instrument.  If a convertible  security held by the Portfolio is called for redemption,  the Portfolio will be required to convert it into the  underlying  common  stock,  sell it to a third  party or permit the issuer to redeem the  security.
Any of these actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

         Commercial  Paper.  Commercial paper is a short-term debt security issued by a corporation,  bank,  municipality,  or other issuer,  usually for purposes such as financing  current  operations.  The Portfolio may invest only in commercial  paper  receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The  Portfolio  may invest in  commercial  paper  that  cannot be resold to the  public  because  it was  issued  under the exception for private  offerings in Section 4(2) of the Securities Act of 1933.  While such  securities  normally will be considered illiquid and subject to the Portfolio's 15% limitation on investments in illiquid  securities,  the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Trustees.

         Banking and Savings  Institution  Securities.  The  Portfolio  may invest in banking and savings  institution  obligations, which include CDs, time deposits,  bankers' acceptances,  and other short-term debt obligations issued by savings institutions.  CDs are receipts for funds deposited for a specified period of time at a specified rate of return;  time deposits  generally are similar to CDs, but are  uncertificated;  and  bankers'  acceptances  are time drafts drawn on  commercial  banks by  borrowers,  usually in connection with  international  commercial  transactions.  The CDs, time deposits,  and bankers'  acceptances in which the Portfolio invests typically are not covered by deposit insurance.

         Investment  Policies Which May be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Neuberger  Berman Mid-Cap Growth  Portfolio.  These  limitations  are not  fundamental  restrictions  and can be changed without shareholder approval.

         1.       The Portfolio may not purchase securities if outstanding borrowings,  including any reverse repurchase agreements, exceed 5% of its total assets.

         2.       Except for the purchase of debt securities and engaging in repurchase  agreements,  the Portfolio may not make any loans other than securities loans.

         3.       The  Portfolio  may not purchase  securities  on margin from  brokers,  except that the  Portfolio may obtain such short-term  credits as are necessary for the clearance of securities  transactions.  Margin payments in connection with transactions in futures  contracts and options on futures  contracts  shall not  constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4.       The Portfolio may not sell securities short,  unless it owns or has the right to obtain  securities  equivalent in kind and amount to the securities sold without payment of additional  consideration.  Transactions in futures  contracts and options shall not constitute selling securities short.

         5.       The Portfolio may not purchase any security if, as a result,  more than 15% of its net assets would be invested in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold within  seven days in the  ordinary  course of business for approximately the amount at which the Portfolio has valued the securities,  such as repurchase  agreements  maturing in more than seven days.

AST Neuberger Berman Mid-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Securities  Loans.  In order to realize  income,  the Portfolio may lend  portfolio  securities  with a value not exceeding
33-1/3% of its total assets to banks,  brokerage firms, or institutional  investors.  Borrowers are required  continuously to secure their  obligations to return securities on loan from the Portfolio by depositing  collateral,  which will be marked to market daily, in a form  determined to be  satisfactory  by the Trustees and equal to at least 100% of the market value of the loaned  securities, which will also be marked to market daily.  The Sub-advisor  believes the risk of loss on these  transactions is slight because,  if a borrower were to default for any reason,  the  collateral  should satisfy the  obligation.  However,  as with other  extensions of secured  credit,  loans of portfolio  securities  involve  some risk of loss of rights in the  collateral  should the borrower  fail financially.

         Reverse Repurchase  Agreements.  In a reverse  repurchase  agreement,  the Portfolio sells portfolio  securities subject to its  agreement  to  repurchase  the  securities  at a later date for a fixed  price  reflecting  a market  rate of  interest;  these agreements are considered  borrowings for purposes of the Portfolio's  investment  limitations and policies  concerning  borrowings.
There is a risk that the counterparty to a reverse  repurchase  agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         Covered Call  Options.  The  Portfolio  may write covered call options on securities it owns valued at up to 10% of its net assets and may  purchase  call  options in related  closing  transactions.  Generally,  the purpose of writing  these  options is to reduce the effect of price  fluctuations  of securities  held by the  Portfolio on the  Portfolio's  net asset value.  Securities on which call options may be written by the Portfolio are purchased  solely on the basis of investment  considerations  consistent with the Portfolio's investment objectives.

         When the  Portfolio  writes a call option,  it is  obligated to sell a security to a purchaser at a specified  price at any time until a certain date if the purchaser  decides to exercise the option.  The  Portfolio  receives a premium for writing the call option.  The Portfolio  writes only  "covered"  call options on  securities it owns. So long as the  obligation of the writer of the call option  continues,  the writer may be assigned an exercise  notice,  requiring it to deliver the  underlying  security  against payment of the exercise  price.  The  Portfolio  may be obligated  to deliver  securities  underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the  Portfolio  purchases a call option,  it pays a premium for the right to purchase a security  from the writer at a specified  price until a specified  date.  A call option would be  purchased  by the  Portfolio to offset a previously  written call option.

         The writing of covered call options is a conservative  investment  technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered  call  options,  which the  Portfolio  will not do), but is capable of enhancing the
Portfolio's total return.  When writing a covered call option,  the Portfolio,  in return for the premium,  gives up the opportunity for profit from a price  increase in the  underlying  security above the exercise  price,  but  conversely  retains the risk of loss should the price of the security decline.  If a call option that the Portfolio has written expires  unexercised,  the Portfolio will realize a gain in the amount of the premium;  however,  that gain may be offset by a decline in the market  value of the  underlying security  during the option  period.  If the call option is exercised,  the  Portfolio  will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying  security at the time the  option  is  written.  Options  normally  have  expiration  dates  between  three and nine  months  from the date  written.  The obligation  under any option  terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering  into a  "closing  purchase  transaction"  to  purchase  an option of the same  series.  If an option is  purchased  by the
Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.

           Options are traded both on national  securities  exchanges and in the  over-the-counter  ("OTC") market.  Exchange-traded options  are  issued  by a  clearing  organization  affiliated  with the  exchange  on which  the  option is  listed;  the  clearing organization in effect guarantees  completion of, every exchange-traded  option. In contrast,  OTC options are contracts between the
Portfolio  and its  counter-party  with no clearing  organization  guarantee.  Thus,  when the  Portfolio  sells or purchases an OTC option,  it  generally  will be able to "close out" the option prior to its  expiration  only by entering  into a "closing  purchase transaction" with the dealer to whom or from whom the Portfolio  originally sold or purchased the option.  The Sub-advisor  monitors the  creditworthiness  of dealers  with  which the  Portfolio  may engage in OTC  options,  and will  limit  counterparties  in such transactions  to  dealers  with a net worth of at least $20  million  as  reported  in their  latest  financial  statements.  For an additional discussion of OTC options and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

           The  premium  received  (or paid) by the  Portfolio  when it writes (or  purchases)  an option is the amount at which the option is currently traded on the applicable  exchange,  less (or plus) a commission.  The premium may reflect,  among other things, the current market price of the underlying  security,  the  relationship  of the exercise price to the market price,  the historical price volatility of the underlying  security,  the length of the option period, the general supply of and demand for credit, and the general  interest rate  environment.  The premium  received by the Portfolio for writing an option is recorded as a liability on the
Portfolio's statement of assets and liabilities.  This liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage  commissions in connection  with  purchasing or writing  options,  including those used to close out existing  positions.  These  brokerage  commissions  normally are higher than those  applicable  to purchases and sales of portfolio securities.

         For an additional  discussion of options and their risks,  see this  Statement and the Trust's  Prospectus  under  "Certain
Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest in U.S.  dollar-denominated  securities issued by foreign issuers (including governments  and  quasi-governments)  and foreign  branches of U.S.  banks,  including  negotiable CDs and commercial  paper.  These investments are subject to the Portfolio's  quality  standards.  While investments in foreign securities are intended to reduce risk by providing  further  diversification,  such  investments  involve  sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Portfolio may invest in equity,  debt,  or other  income-producing  securities  that are  denominated  in or indexed to foreign currencies,  including, but not limited to (1) common and preferred stocks, (2) convertible securities,  (3) CDs, commercial paper,  fixed-time  deposits,  and bankers'  acceptances  issued by foreign banks,  (4) obligations of other  corporations,  and (5)
obligations  of  foreign  governments,  or  their  subdivisions,  agencies,  and  instrumentalities,   international  agencies,  and
supranational  entities.  Risks of investing in foreign currency denominated securities include (1) nationalization,  expropriation, or confiscatory  taxation,  (2) adverse changes in investment or exchange control  regulations  (which could prevent cash from being brought back to the U.S.), and (3) expropriation or  nationalization of foreign portfolio  companies.  Mail service between the U.S.
and  foreign  countries  may be slower or less  reliable  than  within  the  United  States,  thus  increasing  the risk of  delayed settlements of portfolio  transactions or loss of certificates for portfolio  securities.  For an additional discussion of the risks associated with foreign securities,  whether  denominated in U.S. dollars or foreign currencies,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign  securities  and exchange rates for foreign  currencies may be affected by the interest rates  prevailing in other  countries.  The interest  rates in other  countries  are often  affected by local  factors,  including the strength of the local  economy,  the demand for  borrowing,  the  government's  fiscal  and  monetary  policies,  and the  international  balance of payments.  Individual  foreign  economies  may differ  favorably  or  unfavorably  from the U.S.  economy in such  respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign  markets also have different  clearance and  settlement  procedures,  and in certain  markets there have been times when  settlements  have been unable to keep pace with the volume of  securities  transactions,  making it  difficult to conduct such transactions.  Such  delays in  settlement  could  result in  temporary  periods  when a portion of the assets of the  Portfolio  is uninvested and no return is earned  thereon.  The inability of the Portfolio to make intended  security  purchases due to settlement problems could cause the Portfolio to miss attractive  investment  opportunities.  Inability to dispose of portfolio  securities due to  settlement  problems  could  result  either in losses to the  Portfolio  due to  subsequent  declines in value of the  portfolio securities,  or, if the  Portfolio  has entered into a contract to sell the  securities,  could result in possible  liability to the purchaser.

         The Portfolio may invest in foreign  corporate bonds and debentures and sovereign debt instruments  issued or guaranteed by foreign governments,  their agencies or  instrumentalities.  The Portfolio may invest in lower-rated foreign debt securities subject to the  Portfolio's  15% limitation on lower-rated  debt  securities.  Foreign debt securities are subject to risks similar to those of other foreign securities,  as well as risks similar to those of other debt securities,  as discussed in this Statement and in the
Trust's Prospectus under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk  inherent  in  investing  in foreign  currency-denominated  securities,  the  Portfolio  may not purchase any such  security if after such  purchase  more than 10% of its total assets  (taken at market value) would be invested in such  securities.  Within such  limitation,  however,  the  Portfolio is not  restricted  in the amount it may invest in  securities denominated in any one foreign currency.

         Foreign  Currency  Transactions.  The Portfolio may engage in foreign  currency  exchange  transactions.  Foreign  currency exchange  transactions  will be conducted  either on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign  currency
                                                             ----
exchange market,  or through  entering into forward  contracts to purchase or sell foreign  currencies  ("forward  contracts").  The
Portfolio  may enter into  forward  contracts  in order to  protect  against  uncertainty  in the level of future  foreign  currency exchange rates, and only in amounts not exceeding 5% of the Portfolio's net assets.

         A forward  contract  involves an  obligation  to purchase or sell a specific  currency at a future  date,  which may be any fixed number of days  (usually less than one year) from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These  contracts  are traded in the interbank  market  conducted  directly  between  traders  (usually  large commercial banks) and their customers.  A forward contract generally has no deposit  requirement,  and no commissions are charged at any stage for trades.  Although foreign  exchange dealers do not charge a fee for conversion,  they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Portfolio  enters into a contract for the purchase or sale of a security  denominated  in a foreign  currency,  it may wish to "lock in" the U.S.  dollar price of the security.  By entering into a forward  contract for the purchase or sale,  for a fixed amount of U.S. dollars,  of the amount of foreign currency  involved in the underlying  security  transactions,  the Portfolio will be able to protect itself  against a possible loss.  When the  Sub-advisor  believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S.  dollar,  it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Portfolio's  securities  denominated in such foreign  currency.  The  Portfolio  may also engage in  cross-hedging  by using  forward  contracts in one currency to hedge against fluctuations in the value of securities  denominated in a different currency,  when the Sub-advisor believes that there is a pattern of correlation between the two currencies.

         When the Portfolio  engages in forward  contracts for hedging  purposes,  it will not enter into forward  contracts to sell currency or maintain a net exposure to such  contracts if their  consummation  would  obligate the Portfolio to deliver an amount of foreign  currency  in  excess of the  value of its  portfolio  securities  or other  assets  denominated  in that  currency.  At the consummation of the forward  contract,  the Portfolio may either make delivery of the foreign  currency or terminate its contractual obligation to deliver by purchasing an  offsetting  contract  obligating it to purchase the same amount of such foreign  currency at the same  maturity  date.  If the  Portfolio  chooses to make  delivery of the foreign  currency,  it may be required to obtain such currency  through the sale of portfolio  securities  denominated  in such  currency or through  conversion of other assets into such currency.  If the Portfolio engages in an offsetting  transaction,  it will incur a gain or a loss to the extent that there has been a change in forward  contract  prices.  Closing purchase  transactions  with respect to forward  contracts are usually made with the currency trader who is a party to the original forward contract.

         The  Portfolio  is not  required  to enter  into such  transactions  and will not do so unless  deemed  appropriate  by the
Sub-advisor.

         Using forward contracts to protect the value of the Portfolio's  portfolio  securities  against a decline in the value of a currency does not eliminate  fluctuations  in the  underlying  prices of the  securities.  It simply  establishes a rate of exchange which can be achieved at some  future  point in time.  The  precise  projection  of  short-term  currency  market  movements  is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While the Portfolio may enter forward  contracts to reduce  currency  exchange rate risks,  transactions  in such contracts involve  certain  other risks.  Thus,  while the  Portfolio may benefit from such  transactions,  unanticipated  changes in currency prices  may  result  in a poorer  overall  performance  for the  Portfolio  than if it had not  engaged  in any  such  transactions.
Moreover,  there may be imperfect  correlation between the Portfolio's  holdings of securities  denominated in a particular currency and forward  contracts  entered into by the Portfolio.  Such imperfect  correlation  may cause the Portfolio to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Portfolio  generally  will not enter into a forward  contract  with a term of greater than one year.  The Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the Portfolio  engages in forward  contracts for the sale or purchase of  currencies,  the Portfolio will either cover its position or establish a segregated  account.  The  Portfolio  will  consider its position  covered if it has  securities  in the currency  subject to the forward  contract,  or  otherwise  has the right to obtain  that  currency at no  additional  cost.  In the alternative,  the Portfolio will place cash, fixed income, or equity securities  (denominated in the foreign currency subject to the forward  contract)  in a separate  account.  The amounts in such  separate  account will equal the value of the  Portfolio's  assets which are committed to the  consummation  of foreign  currency  exchange  contracts.  If the value of the  securities  placed in the separate  account  declines,  the  Portfolio  will place  additional  cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign  currency  exchange  contracts and their risks, see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The  Portfolio may write and purchase  covered call and put options on foreign  currencies in amounts not exceeding 5% of its net assets for the purpose of protecting  against  declines in the U.S. dollar value of portfolio securities  or increases in the  U.S.-dollar  cost of securities  to be acquired,  or to protect the dollar  equivalent of dividend, interest,  or other payment on those securities.  A decline in the dollar value of a foreign currency in which portfolio  securities are denominated will reduce the dollar value of such securities,  even if their value in the foreign currency remains  constant.  In order to protect  against  such  decreases  in the value of  portfolio  securities,  the  Portfolio  may purchase put options on the foreign  currency.  If the value of the  currency  declines,  the  Portfolio  will have the right to sell such  currency for a fixed amount of dollars  which  exceeds the market value of such  currency.  This would  result in a gain that may offset,  in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely,  if the dollar value of a currency in which  securities to be acquired by the Portfolio are denominated  rises, thereby  increasing  the cost of such  securities,  the Portfolio may purchase call options on such  currency.  If the value of such currency  increases  sufficiently,  the Portfolio  will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency.  Such a purchase  would result in a gain that may offset,  at least  partially,  the effect of any currency-related increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options  transactions,  however, the benefit the Portfolio derives from purchasing foreign currency  options will be reduced by the amount of the premium and related  transaction  costs.  In addition,  if currency  exchange rates do not move in the direction or to the extent  anticipated,  the Portfolio  could sustain  losses on  transactions  in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The  Portfolio  may also write  options on foreign  currencies  for  hedging  purposes.  For  example,  if the  Sub-advisor anticipates  a decline in the dollar value of foreign  currency  denominated  securities  because of declining  exchange  rates,  it could,  instead of  purchasing a put option,  write a call option on the relevant  currency.  If the expected  decline  occurs,  the option will most likely not be exercised,  and the decrease in value of portfolio  securities  will be offset,  at least in part, by the amount of the premium received by the Portfolio.

         Similarly,  the Portfolio could write a put option on the relevant currency,  instead of purchasing a call option, to hedge against an anticipated  increase in the dollar cost of securities to be acquired.  If exchange  rates move in the manner  projected, the put option most likely will not be exercised,  and such  increased  cost will be offset,  at least in part, by the amount of the premium  received.  However,  as in the case of other types of options  transactions,  the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If  unanticipated  exchange rate  fluctuations  occur,  a put or call option may be exercised  and the  Portfolio  could be required to purchase or sell the  underlying  currency at a loss which may not be fully  offset by the amount of the  premium.  As a result of writing  options on foreign  currencies,  the  Portfolio  also may be required to forego all or a portion of the  benefits which  might  otherwise  have been  obtained  from  favorable  movements  in currency  exchange  rates.  Certain  options on foreign currencies  are  traded  on the OTC  market  and  involve  liquidity  and  credit  risks  that  may not be  present  in the  case of exchange-traded currency options.

         A call option  written on foreign  currency by the  Portfolio is "covered" if the  Portfolio  owns the  underlying  foreign currency  subject to the call,  or if it has an absolute and immediate  right to acquire that foreign  currency  without  additional cash  consideration.  A call  option  is also  covered  if the  Portfolio  holds a call on the same  foreign  currency  for the same principal  amount as the call written where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the exercise  price of the call written if the amount of the  difference  is  maintained by the
Portfolio in cash, fixed income or equity securities in a segregated account with its custodian.

         The risks of currency  options are similar to the risks of other options,  as discussed  above and in this Statement  under
"Certain Risk Factors and Investment Methods."

         Cover for  Options on  Securities,  Forward  Contracts,  and Options on Foreign  Currencies  ("Hedging  Instruments").  The
Portfolio will comply with SEC staff guidelines  regarding  "cover" for Hedging  Instruments and, if the guidelines so require,  set aside in a segregated  account with its custodian the prescribed  amount of cash,  fixed income,  or equity  securities.  Securities held in a  segregated  account  cannot be sold while the  futures,  option,  or forward  strategy  covered  by those  securities  is outstanding,  unless  they are  replaced  with  other  suitable  assets.  As a  result,  segregation  of a large  percentage  of the
Portfolio's assets could impede portfolio  management or the Portfolio's ability to meet current  obligations.  The Portfolio may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid  options or forward  position;  this inability may result in a loss to the Portfolio.

         Preferred  Stock. The Portfolio may invest in preferred stock.  Unlike interest  payments on debt securities,  dividends on preferred stock are generally  payable at the discretion of the issuer's board of directors,  although  preferred  shareholders  may have certain  rights if dividends are not paid.  Shareholders  may suffer a loss of value if dividends  are not paid,  and generally have no legal  recourse  against the issuer.  The market prices of preferred  stocks are generally  more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities.  The Portfolio may invest in money market instruments,  U.S. Government or Agency securities,  and corporate  bonds and debentures  receiving one of the four highest  ratings from Standard & Poor's  Ratings Group  ("S&P"),  Moody's
Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization  ("NRSRO"),  or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities  ("Comparable  Unrated  Securities").  In addition,  the
Portfolio may invest up to 15% of its net assets,  measured at the time of  investment,  in corporate  debt  securities  rated below investment  grade or Comparable  Unrated  Securities.  The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate.  Ratings are not absolute  standards of quality;  consequently,  securities  with the same maturity,  coupon, and rating may have different  yields.  Although the Portfolio may rely on the ratings of any NRSRO,  the Portfolio mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income  securities are subject to the risk of an issuer's  inability to meet  principal and interest  payments on the obligations  ("credit risk") and also may be subject to price  volatility due to such factors as interest rate  sensitivity,  market perception of the  creditworthiness  of the issuer,  and general market liquidity ("market risk").  Lower-rated  securities are more likely to react to developments  affecting  market and credit risk than are more highly rated  securities,  which react primarily to movements in the general level of interest rates.

         Changes in economic  conditions or developments  regarding the individual  issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest  payments than is the case for  higher-grade debt  securities.  An economic  downturn  affecting  the issuer may result in an  increased  incidence  of  default.  The market for lower-rated  securities  may be thinner  and less active  than for  higher-rated  securities.  Pricing of thinly  traded  securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         Convertible  Securities.  The Portfolio may invest in convertible  securities.  A convertible  security entitles the holder to receive  interest paid or accrued on debt or the dividend paid on preferred  stock until the convertible  security  matures or is redeemed,  converted or exchanged.  Before conversion,  convertible  securities ordinarily provide a stream of income with generally higher  yields  than  those of common  stocks of the same or similar  issuers,  but lower  than the yield on  non-convertible  debt.
Convertible  securities are usually subordinated to comparable-tier  nonconvertible  securities but rank senior to common stock in a corporation's  capital structure.  The value of a convertible  security is a function of (1) its yield in comparison with the yields of other  securities  of  comparable  maturity  and quality that do not have a conversion  privilege,  and (2) its worth,  at market value,  if converted  into the underlying  common stock.  Convertible  debt  securities  are subject to the  Portfolio's  investment policies and limitations concerning fixed-income investments.

         Convertible  securities  are  typically  issued by smaller  companies  whose stock prices may be  volatile.  The price of a convertible  security often reflects such variations in the price of the underlying common stock in a way that  nonconvertible  debt does not.  A  convertible  security  may be  subject  to  redemption  at the  option of the  issuer  at a price  established  in the security's governing  instrument.  If a convertible  security held by the Portfolio is called for redemption,  the Portfolio will be required to convert it into the  underlying  common  stock,  sell it to a third  party or permit the issuer to redeem the  security.
Any of these actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

         Commercial  Paper.  Commercial paper is a short-term debt security issued by a corporation,  bank,  municipality,  or other issuer,  usually for purposes such as financing  current  operations.  The Portfolio may invest only in commercial  paper  receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The  Portfolio  may invest in  commercial  paper  that  cannot be resold to the  public  because  it was  issued  under the exception for private  offerings in Section 4(2) of the Securities Act of 1933.  While such  securities  normally will be considered illiquid and subject to the Portfolio's 15% limitation on investments in illiquid  securities,  the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Trustees.

         Zero Coupon  Securities.  The  Portfolio  may invest up to 5% of its net assets in zero coupon  securities,  which are debt obligations  that do not entitle the holder to any periodic  payment of interest prior to maturity or specify a future date when the securities  begin paying  current  interest.  Rather,  they are issued and traded at a discount from their face amount or par value, which discount varies  depending on prevailing  interest rates,  the time remaining until cash payments begin,  the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon  securities  generally  are more volatile than the prices of securities  that pay interest periodically  and are likely to respond to changes in interest  rates to a greater  degree  than do other  types of debt  securities having similar maturities and credit quality.

         Investment  Policies Which May be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Neuberger  Berman Mid-Cap Value  Portfolio.  These  limitations  are not  fundamental  restrictions,  and can be changed without shareholder approval.

         1.       The Portfolio may not purchase securities if outstanding borrowings,  including any reverse repurchase agreements, exceed 5% of its total assets.

         2.       Except for the purchase of debt securities and engaging in repurchase  agreements,  the Portfolio may not make any loans other than securities loans.

         3.       The  Portfolio  may not purchase  securities  on margin from  brokers,  except that the  Portfolio may obtain such short-term  credits as are necessary for the clearance of securities  transactions.  Margin payments in connection with transactions in futures  contracts and options on futures  contracts  shall not  constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4.       The Portfolio may not sell securities short,  unless it owns or has the right to obtain  securities  equivalent in kind and amount to the securities sold without payment of additional  consideration.  Transactions in futures  contracts and options shall not constitute selling securities short.

         5.       The Portfolio may not purchase any security if, as a result,  more than 15% of its net assets would be invested in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold within  seven days in the  ordinary  course of business for approximately the amount at which the Portfolio has valued the securities,  such as repurchase  agreements  maturing in more than seven days.

         6.       The Portfolio may not invest in puts,  calls,  straddles,  spreads,  or any combination  thereof,  except that the
Portfolio may (i) write (sell)  covered call options  against  portfolio  securities  having a market value not exceeding 10% of its net assets  and (ii)  purchase  call  options in related  closing  transactions.  The  Portfolio  does not  construe  the  foregoing limitation to preclude it from purchasing or writing options on futures contracts.

         7.       The  Portfolio  may not invest more than 10% of the value of its total assets in  securities  of foreign  issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

AST Alger All-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

         Cash Position.  In order to afford the Portfolio the  flexibility to take advantage of new  opportunities  for  investments in accordance  with its  investment  objective or to meet  redemptions,  it may, under normal  circumstances,  hold up to 15% of its total  assets in money  market  instruments  including,  but not limited to,  certificates  of deposit,  time  deposits and bankers'
acceptances  issued by  domestic  bank and  thrift  institutions,  U.S.  Government  securities,  commercial  paper  and  repurchase agreements.  In addition,  when the  Sub-advisor's  analysis of economic and  technical  market  factors  suggests that common stock prices will decline  sufficiently  so that a temporary  defensive  position is deemed  advisable,  the Portfolio may invest in cash, commercial paper, high-grade bonds or cash equivalents, all without limitation.

         U.S.  Government  Obligations.  Obligations,  bills,  notes,  bonds, and other debt securities  issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         Short-term  Corporate Debt Securities.  These are outstanding  nonconvertible  corporate debt securities  (e.g.,  bonds and debentures)  which have one year or less remaining to maturity.  Corporate debt  securities  may have fixed,  variable,  or floating rates.  For  additional  discussion on Short-term  Corporate  Debt  Securities  see this  Statement  under "Certain Risk Factors and
Investment Methods."

         Commercial  Paper.  These are short-term  promissory notes issued by corporations  primarily to finance  short-term  credit needs.

         Repurchase  Agreements.  Under the terms of a repurchase  agreement,  the  Portfolio  would  acquire a high  quality  money market  instrument  for a  relatively  short  period  (usually  not more than one week)  subject to an  obligation  of the seller to repurchase,  and the  Portfolio to resell,  the  instrument  at an agreed  price  (including  accrued  interest)  and time,  thereby determining  the yield  during  the  Portfolio's  holding  period.  Repurchase  agreements  may be viewed as loans by the  Portfolio collateralized  by the  underlying  instrument.  This  arrangement  results in a fixed rate of return  that is not subject to market fluctuations  during  the  Portfolio's  holding  period  and not  necessarily  related  to the  rate  of  return  on the  underlying instrument.  The value of the sold securities,  including accrued interest,  will be at least equal at all times to the total amount of the repurchase  obligation,  including interest.  For additional information about repurchase agreements and their risks, see the
Trust's Prospectus under "Certain Risk factors and Investment Methods."

         Small  Capitalization  and Related  Investments.  Certain  companies in which the Portfolio will invest may still be in the developmental  stage.  Investing  in  smaller,  newer  issuers  generally  involves  greater  risk than  investing  in larger,  more established  issuers.  Such  companies  may have limited  product  lines,  markets or financial  resources  and may lack  management depth.  Their  securities  may have  limited  marketability  and may be  subject  to more  abrupt or erratic  price  movements  than securities  of larger,  more  established  companies  or the market  averages in  general.  The  Portfolio  also may invest in older companies that appear to be entering a new stage of growth  progress  owing to factors such as management  changes or development of new  technology,  products or markets,  or companies  providing  products or services  with a high unit volume  growth  rate.  These companies may be subject to many of the same risks as small-cap companies.

         Convertible  Securities,  Warrants,  and Rights.  The Portfolio may invest in securities  convertible  into or exchangeable for  equity  securities,  including  warrants  and  rights.  A warrant  is a type of  security  that  entitles  the  holder to buy a proportionate  amount of common stock at a specified  price,  usually  higher than the market  price at the time of issuance,  for a period of years or to  perpetuity.  In contrast,  rights,  which also  represent  the right to buy common  shares,  normally  have a subscription  price  lower than the  current  market  value of the common  stock and a life of two to four  weeks.  Warrants  may be freely transferable and may be traded on the major securities  exchanges.  For additional  discussion about Convertible  Securities,
Warrants, and Rights and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

         Portfolio  Depositary  Receipts.  To the extent otherwise consistent with applicable law, the Portfolio may invest up to 5%
of its total assets in Portfolio  Depositary  Receipts,  exchange-traded  shares  issued by  investment  companies,  typically  unit investment  trusts,  holding  portfolios of common stocks  designed to replicated and,  therefore,  track the performance of various broadly-based  securities  indexes  or  sectors  of such  indexes.  For  example,  the  Portfolio  may  invest in  Standard & Poor's
Depositary  Receipts(R)(SPDRs),  issued by a unit investment  trust whose portfolio  tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts(R)(MidCap  SPDRs),  which are similarly  linked to the S&P Midcap 400 Index.

         Lending of  Portfolio  Securities.  The  Portfolio  will not lend  securities  to the  Sub-advisor  or its  affiliates.  By lending its  securities,  the  Portfolio  can  increase  its income by  continuing  to receive  interest or  dividends on the loaned securities  as well as by either  investing the cash  collateral  or by earning  income in the form of interest paid by the borrower when U.S.  Government  securities  are used as  collateral.  The  Portfolio  will adhere to the  following  conditions  whenever its securities  are loaned:  (a) the  Portfolio  must receive at least 100 percent cash  collateral or  equivalent  securities  from the borrower,  (b) the borrower must increase  this  collateral  whenever the market value of the loaned  securities  including  accrued interest  exceeds the value of the  collateral,  (c) the  Portfolio  must receive  reasonable  interest on the loan,  as well as any dividends,  interest or other  distributions  on the loaned  securities and any increase in market value,  (d) the Portfolio may pay only reasonable  custodian fees in connection with the loan. For additional  information on the lending of Portfolio  securities and its risks see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options.  The Portfolio  may purchase put and call options and write (sell) put and covered call options on securities  and securities  indexes to increase gain or to hedge against the risk of unfavorable price movements  although,  as in the past, it does not  currently  intend to rely on these  strategies  extensively,  if at all. The  Portfolio  will purchase or write options only if such options are exchange-traded or traded on an automated quotation system of a national securities association.

         The  Portfolio  will only sell  options  that are  "covered."  A call  option  written by the  Portfolio  on a security  is
"covered" if the  Portfolio  owns the  underlying  security  covered by the call or has an absolute and  immediate  right to acquire that security  without  additional cash  consideration  (or for additional  cash  consideration  held in a segregated  account) upon conversion or exchange of other  securities  held in its portfolio.  A call option is also covered if the Portfolio  holds a call on the same security as the call written where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the exercise  price of the call written if the  difference  is  maintained  by the Portfolio in cash or other liquid assets in a segregated  account.  A put option is considered  to be "covered" if the Portfolio  maintains  cash or other liquid  assets with a value equal to the exercise  price in a segregated  account or else holds a put on the same  security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         Although the Portfolio will generally not purchase or write options that appear to lack an active secondary  market,  there is no assurance that a liquid  secondary market on an exchange will exist for any particular  option.  In such event it might not be possible to effect closing  transactions in particular  options, so that the Portfolio would have to exercise its option in order to realize any profit and would incur  brokerage  commissions  upon the exercise of the options.  If the  Portfolio,  as a covered call option  writer,  is  unable  to  effect a  closing  purchase  transaction  in a  secondary  market,  it will not be able to sell the underlying  security  until the option  expires,  until it delivers the  underlying  security upon  exercise,  or until it otherwise covers the position.

         In  addition  to options on  securities,  the  Portfolio  may also  purchase  and sell call and put  options on  securities indexes.  The Portfolio  may offset its position in stock index  options prior to expiration by entering into a closing  transaction on an exchange or it may let the option expire  unexercised.  The Portfolio will not purchase  these options unless the  Sub-advisor is satisfied with the development, depth and liquidity of the market and the Sub-advisor believes the options can be closed out.

         The Portfolio will not purchase options if, as a result,  the aggregate cost of all outstanding  options exceeds 10% of the
Portfolio's  total  assets,  although  no more than 5% of the total  assets  will be  committed  to  transactions  entered  into for non-hedging (speculative) purposes.

         Stock  Index  Futures  and  Options on Stock  Index  Futures.  Futures  are  generally  bought and sold on the  commodities exchanges where they are listed.  A stock index future obligates the seller to deliver (and the purchaser to take)
an amount of cash equal to a specific  dollar amount times the  difference  between the value of a specific stock index at the close of the last  trading day of the  contract  and the price at which the  agreement  is made.  No physical  delivery of the  underlying stocks in the index is made.

         While  incidental to its securities  activities,  the Portfolio may purchase index futures as a substitute for a comparable market  position in the underlying  securities.  Securities  index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index.  Put options on futures might be purchased to protect  against  declines in the market values of securities occasioned by a decline in stock prices.

         In an effort to  compensate  for the imperfect  correlation  of movements in the price of the  securities  being hedged and movements in the price of the stock index  futures,  the  Portfolio  may buy or sell stock index  futures  contracts in a greater or lesser dollar amount than the dollar amount of the securities  being hedged if the historical  volatility of the stock index futures has been less or greater than that of the securities.  Such "over hedging" or "under  hedging" may adversely  affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         The  Portfolio  will sell  options on stock index  futures  contracts  only as part of closing  transactions  to  terminate options positions it has purchased.  No assurance can be given that such closing transactions can be effected.

         The  Portfolio's  use, if any, of stock index futures and options  thereon will in all cases be consistent  with applicable regulatory  requirements  and in  particular  the  rules and  regulations  of the CFTC and will be  entered  into only for bona fide hedging,  risk management or other portfolio  management  purposes.  If the Portfolio  exercises an option on a futures  contract it will be obligated to post initial margin (and potential  subsequent  variation margin) for the resulting futures position just as it would for any  position.  In order to cover its potential  obligations  if the  Portfolio  enters into futures  contracts or options thereon,  the  Portfolio  will  maintain a segregated  account which will contain only liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.

         For additional  information  about futures  contracts and related  options,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowing.  The  Portfolio  may  borrow  from  banks for  temporary  or  emergency  purposes.  If asset  coverage  for such borrowings  should  decline  below the required  300% as a result of market  fluctuations  or other  reasons,  the  Portfolio may be required  to sell some of its  portfolio  holdings to reduce the debt and  restore  the 300% asset  coverage,  even though it may be disadvantageous  from an investment  standpoint to sell securities at that time.  Additional  information  about  borrowings and its risks is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Alger  All-Cap  Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.       Purchase  securities on margin,  except (I) for use of short-term  credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may take margin deposits in connection with futures contracts or to her permissible investments;

2.       Mortgage,  pledge,  hypothecate  or,  in any  manner,  transfer  any  security  owned  by the  Portfolio  as  security  for indebtedness  except as may be  necessary in  connection  with  permissible  borrowings  or  investments  and then such  mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

3.       Invest in oil, gas or mineral leases.

4.       Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

5.       The  Portfolio  may not  invest  more than 15% of the assets of the  Portfolio  (taken at the time of the  investments)  in
"illiquid  securities,"  illiquid  securities being defined to include  securities  subject to legal or contractual  restrictions on resale (which may include private placements),  repurchase  agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased,  securities being used to cover options a Portfolio has written,  securities for which market  quotations  are not readily  available,  or other  securities  which  legally or in the  Sub-advisor's  option may be deemed illiquid.

AST Gabelli All-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Convertible  Securities.  The  Portfolio  may  invest  in  convertible  securities  when  it  appears  to  the  Portfolio's
Sub-advisor  that it may not be  prudent  to be fully  invested  in  common  stocks.  In  evaluating  a  convertible  security,  the
Sub-advisor  places  primary  emphasis on the  attractiveness  of the  underlying  common stock and the potential for capital growth through  conversion.  The Portfolio will normally  purchase only investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" (which  securities may have speculative  characteristics)  by Standard & Poor's Rating Service ("S&P")
or, if unrated,  judged by the  Sub-advisor  to be of comparable  quality.  However,  the Portfolio may also invest up to 25% of its assets in more speculative  convertible debt securities,  provided such securities have a rating of, or equivalent to, at least B by
S&P.

         Convertible  securities may include  corporate  notes or preferred  stock but are ordinarily a long-term debt obligation of the issuer  convertible at a stated  exchange rate into common stock of the issuer.  As with all debt  securities,  the market value of  convertible  securities  tends to decline as interest  rates  increase and,  conversely,  to increase as interest rates decline.
Convertible  securities  generally  offer lower  interest or dividend  yields than  non-convertible  securities of similar  quality.
However,  when the market price of the common stock  underlying a convertible  security  exceeds the conversion  price, the price of the convertible  security tends to reflect the value of the underlying  common stock.  As the market price of the underlying  common stock declines,  the  convertible  security tends to trade  increasingly  on a yield basis,  and thus may not depreciate to the same extent as the underlying  common stock.  Convertible  securities rank senior to common stocks in an issuer's  capital  structure and consequently  entail less risk than the issuer's  common stock,  although the extent to which such risk is reduced  depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting  convertible  securities  for the Portfolio,  the  Sub-advisor  relies  primarily on its own evaluation of the issuer  and the  potential  for  capital  growth  through  conversion.  It does not rely on the rating of the  security  or sell the security  because of a change in rating absent a change in its own evaluation of the underlying  common stock and the ability of the issuer to pay principal and interest or dividends when due without  disrupting its business  goals.  Interest or dividend yield is a factor only to the extent it is reasonably  consistent with prevailing  rates for securities of similar quality and thereby provides a support level for the market price of the security.  The Portfolio will purchase the  convertible  securities of highly  leveraged issuers only when, in the judgment of the Sub-advisor, the risk of default is outweighed by the potential for capital growth.

         The issuers of debt  obligations  having  speculative  characteristics  may experience  difficulty in paying  principal and interest  when due in the event of a downturn in the economy or  unanticipated  corporate  developments.  The market  prices of such securities may become increasingly  volatile in periods of economic uncertainty.  Moreover,  adverse publicity or the perceptions of investors,  over which the  Sub-advisor  has no control and whether or not based on  Fundamental  analysis,  may decrease the market price and  liquidity of such  investments.  Although the  Sub-advisor  will attempt to avoid  exposing the  Portfolio to such risks, there is no  assurance  that it will be  successful  or that a  liquid  secondary  market  will  continue  to be  available  for the disposition of such securities.

         Lower-rated  Debt  Securities.  The  Portfolio may invest up to 5% of its assets in low-rated  and unrated  corporate  debt securities  (often  referred  to as "junk  bonds").  Corporate  debt  securities  that are either  unrated  or have a  predominantly speculative  rating may  present  opportunities  for  significant  long-term  capital  growth if the  ability of the issuer to repay principal  and interest  when due is  underestimated  by the market or the rating  organizations.  Because of its  perceived  credit weakness,  the  issuer is  generally  required  to pay a higher  interest  rate  and/or  its debt  securities  may be  selling  at a significantly  lower market price than the debt  securities of other  issuers.  If the inherent  value of such  securities is higher than was perceived and such value is eventually  recognized,  the market value of the securities may appreciate  significantly.  The
Sub-advisor  believes  that its  research on the credit and  balance  sheet  strength  of certain  issuers may enable it to select a limited  number of corporate  debt  securities  that, in certain  markets,  will better serve the  objective of capital  growth than alternative  investments in common stocks.  Of course,  there can be no assurance that the  Sub-advisor  will be successful.  In its evaluation,  the  Sub-advisor  will not rely  exclusively  on ratings  and the receipt of income  from these  securities  is only an incidental consideration.

         The  ratings  of  Moody's  Investors  Service,  Inc.  ("Moody's")  and  S&P  generally  represent  the  opinions  of  those organizations as to the quality of the securities that they rate. Such ratings,  however,  are relative and subjective,  and are not absolute  standards of quality.  Although the Sub-advisor  uses these ratings as a criterion for the selection of securities for the
Portfolio,  the  Sub-advisor  also relies on its  independent  analysis to evaluate  potential  investments  for the Portfolio.  The
Portfolio  does not intend to  purchase  debt  securities  for which a liquid  trading  market  does not exist,  but there can be no assurance that such a market will exist for the sale of such securities.

         Additional  information  on  lower-rated  debt  securities  and their risks is included in this  Statement  and the Trust's
Prospectus  under "Certain Risk Factors and  Investment  Methods."  Additional  information on corporate bond ratings is included in the Appendix to this Statement.

         Borrowing.  The Portfolio may borrow subject to certain  restrictions  set forth in the Trust's  Prospectus  under "Certain
Risk Factors and Investment  Methods" and in this Statement under "Investment  Restrictions." The Portfolio may mortgage,  pledge or hypothecate up to 20% of its assets to secure  permissible  borrowings.  Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation if securities are purchased with the proceeds of the borrowing.

         Investments  in Warrants and Rights.  The  Portfolio  may invest in warrants  and rights (in addition to those  acquired in units or attached to other  securities),  which entitle the holder to buy equity securities at a specific price for or at the end of a  specific  period of time.  The value of a right or  warrant  may  decline  because  of a decline  in the value of the  underlying security,  the passage of time,  changes in interest rates or in the dividend or other policies of the issuer whose equity underlies the warrant, a change in the perception as to the future price of the underlying security,  or any combination  thereof.  Additional information  about warrants and rights and their risks is included in this Statement and the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."

         Investment  in Small,  Unseasoned  Companies.  The  Portfolio  may invest in small,  less  well-known  companies  that have operated for less than three years  (including  predecessors).  The securities of such companies may have a limited  trading market, which may  adversely  affect  their  disposition  and can result in their being priced  lower than might  otherwise be the case.  If other  investment  companies  and  investors who invest in such issuers  trade the same  securities  when the Portfolio  attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.

         Corporate  Reorganizations.  In general,  securities of companies engaged in reorganization  transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization  proposal.  However,  the increased  market price of such  securities  may also  discount what the stated or appraised  value of the security  would be if the contemplated  transaction  were approved or  consummated.  Such  investments  may be  advantageous  when the discount  significantly overstates the risk of the  contingencies  involved,  significantly  undervalues  the  securities,  assets or cash to be received by shareholders of the issuer as a result of the  contemplated  transaction,  or fails adequately to recognize the possibility that the offer or proposal may be replaced or  superseded by an offer or proposal of greater  value.  The  evaluation  of such  contingencies requires  unusually  broad  knowledge and experience on the part of the  Sub-advisor,  which must appraise not only the value of the issuer and its component  businesses and the assets or securities to be received as a result of the  contemplated  transaction,  but also the financial  resources and business  motivation of the offeror as well as the dynamic of the business  climate when the offer or proposal is in progress.

         In making such  investments,  the  Portfolio  will be subject to its  diversification  and other  investment  restrictions, including  the  requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets may be invested in the securities of any issuer (see this Statement under  "Investment  Restrictions").  Because such investments are ordinarily short term in nature,  they will tend to increase  the  Portfolio's  portfolio  turnover  rate,  thereby  increasing  its  brokerage  and other transaction  expenses.  The  Sub-advisor  intends to select  investments of the type described  that, in its view, have a reasonable prospect of capital  growth that is  significant  in relation to both the risk  involved and the  potential  of available  alternate investments.

         When-Issued,  Delayed-Delivery  and Forward Commitment  Transactions.  The Portfolio may enter into forward commitments for the purchase or sale of securities,  including on a "when issued" or "delayed  delivery"  basis,  in excess of customary  settlement periods for the type of  securities  involved.  In some cases,  the  obligations  of the parties under a forward  commitment  may be conditioned upon the occurrence of a subsequent  event, such as approval and consummation of a merger,  corporate  reorganization or debt  restructuring  (i.e., a when, as and if issued  security).  When such  transactions are negotiated,  the price is fixed at the time of the commitment,  with payment and delivery  generally  taking place a month or more after the date of the commitment.  While the Portfolio will only enter into a forward  commitment  with the intention of actually  acquiring the security,  the Portfolio may sell the security  before the  settlement  date if it is deemed  advisable.  The Portfolio will segregate with its custodian cash or liquid  securities  in an  aggregate  amount  at least  equal to the  amount  of its  outstanding  forward  commitments.  Additional information  regarding  when-issued,  delayed-delivery  and  forward  commitment  transactions  and their  risks is included in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Portfolio may invest up to 10% of its total assets in the securities of other investment companies,  including  small  business  investment  companies.  (Not more than 5% of its total  assets  may be  invested  in any one investment  company,  nor will the  Portfolio  purchase  more than 3% of the  securities  of any other  investment  company.) To the extent that the Portfolio invests in the securities of other investment  companies,  shareholders in the Portfolio may be subject to duplicative management and administrative fees.

         Short Sales.  The  Portfolio  may,  from time to time,  make short sales of  securities it owns or has the right to acquire through  conversion or exchange of other  securities it owns (short sales  "against the box").  In a short sale,  the Portfolio does not  immediately  deliver the  securities  sold or receive the proceeds  from the sale.  The Portfolio may make a short sale against the box in order to hedge against  market risks when it believes  that the price of a security may decline,  affecting the Portfolio directly if it owns that security or causing a decline in the value of a security owned by the Portfolio  that is  convertible  into the security sold short.

         To secure its obligations to deliver the securities sold short,  the Portfolio will segregate  assets with its custodian in an amount at least equal to the value of the securities  sold short or the securities  convertible  into, or  exchangeable  for, the securities.  The Portfolio may close out a short  position by purchasing  and  delivering an equal amount of securities  sold short, rather than by delivering  securities already held by the Portfolio,  because the Portfolio may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Options.  The Portfolio  may purchase or sell listed call or put options on  securities as a means of achieving  additional return or of hedging the value of the Portfolio's  portfolio.  In addition to changes in the price of an underlying security,  other principal factors affecting the market value of a put or a call option include supply and demand,  interest rates,  price volatility of the underlying security and the time remaining until the expiration date.

         The  Portfolio  will only write  calls  options if they are  covered.  A call option is covered if the  Portfolio  owns the underlying  security  covered by the call or has an absolute and immediate  right to acquire that security  without  additional cash consideration  (or for  additional  cash  consideration  if cash or  other  liquid  assets  with a value  equal  to such  additional consideration  are  segregated  with the  Portfolio's  custodian)  upon  conversion  or  exchange  of other  securities  held in its portfolio.  A call  option  is also  covered  if the  Portfolio  holds a call on the same  security  as the call  written  where the exercise  price of the call  held is (1)  equal to or less than the  exercise  price of the call  written  or (2)  greater  than the exercise  price of the call written if cash or other liquid assets equal to the difference  are  segregated  with the custodian.  If the Portfolio  writes a put option,  the Portfolio  will  segregate cash or other assets with a value equal to the exercise price of the  option,  or will hold a put on the same  security as the put written  where the  exercise  price of the put held is equal to or greater than the exercise price of the put written.

         If the Portfolio  has written an option,  it may terminate  its  obligation  by effecting a closing  purchase  transaction.
However,  once the  Portfolio  has been  assigned an exercise  notice,  the  Portfolio  will be unable to effect a closing  purchase transaction.  Similarly,  if the  Portfolio  is the holder of an option it may  liquidate  its  position by effecting a closing sale transaction.  This is  accomplished  by selling an option of the same  series as the option  previously  purchased.  There can be no assurance  that either a closing  purchase or sale  transaction  can be effected when the Portfolio so desires.  The Portfolio  will realize a profit from a closing  sale  transaction  if the price of the  transaction  is more than the premium  paid to purchase the option;  the Portfolio will realize a loss from a closing sale  transaction if the price of the transaction is less than the premium paid to purchase the option.

         The  Portfolio  will  generally  purchase or write only those  options for which  there  appears to be an active  secondary market.  If,  however,  there is no liquid  secondary  market when the  Sub-advisor  wishes to close out an option the Portfolio has purchased,  it might not be possible to effect a closing sale transaction,  so that the Portfolio would have to exercise its options in order to realize any profit and would incur  brokerage  commissions  upon the  exercise of call  options and upon the  subsequent disposition  of  underlying  securities  for the exercise of put options.  If the  Portfolio,  as a covered call option  writer,  is unable to effect a closing purchase  transaction in a secondary  market,  it will not be able to sell the underlying  security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         In  addition  to options on  securities,  the  Portfolio  may also  purchase  and sell call and put  options on  securities indices.  The Portfolio  may offset its position in stock index  options prior to expiration by entering into a closing  transaction on an exchange  or it may let the option it has  purchased  expire  unexercised.  The  Portfolio  may write put and call  options on stock indices for the purposes of increasing its gross income,  thereby  partially  protecting its portfolio against declines in the value of the  securities  it owns or increases in the value of securities  to be acquired.  In addition,  the Portfolio may purchase put and call  options  on stock  indices  in order to hedge its  investments  against a decline in value or to attempt to reduce the risk of missing a market or industry segment  advance.  While one purpose of writing such options is to generate  additional  income for the Portfolio,  the Portfolio  recognizes  that it may be required to deliver an amount of cash in excess of the market value of a stock  index at such time as an option  written by the  Portfolio  is  exercised  by the  holder.  Because  options on  securities indices  require  settlement  in  cash,  the  Sub-advisor  may be  forced  to  liquidate  portfolio  securities  to meet  settlement obligations.  The Portfolio will not purchase  options on indexes unless the  Sub-advisor is satisfied with the  development,  depth and liquidity of the market and believes that the options can be closed out.

         Although the  Sub-advisor  will attempt to take  appropriate  measures to minimize  the risks  relating to the  Portfolio's writing of put and call  options,  there can be no  assurance  that the  Portfolio  will  succeed in any  option-writing  program it undertakes.

         Additional  information  about options on securities and  securities  indices and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  Contracts  and  Options on Futures.  The  Portfolio  may enter into  futures  contracts  that are traded on a U.S.
exchange or board of trade.  Although the Portfolio has no current  intention of using options on futures  contracts,  the Portfolio may at some  future  date enter into such  options.  Investments  in  futures  contracts  and  related  options  will be made by the
Portfolio  solely for the purpose of hedging against changes in the value of its portfolio  securities or in the value of securities it  intends  to  purchase.  Such  investments  will only be made if they are  economically  appropriate  to the  reduction  of risks involved in the management of the Portfolio.  In this regard,  the Portfolio may enter into futures  contracts or options on futures relating to securities indices or other financial  instruments,  including but not limited to U.S.  Government  securities.  Futures exchanges  and trading in the United  States are  regulated  under the  Commodity  Exchange  Act by the  Commodity  Futures  Trading
Commission.

         Initial  margin  payments  required in connection  with futures  contracts will range from  approximately  1% to 10% of the contract  amount.  Initial  margin  amounts are subject to change by the exchange or board of trade on which the contract is traded, and  brokers  or  members  of such  board of trade may charge  higher  amounts.  At any time  prior to the  expiration  of a futures contract,  the  portfolio  may elect to close the  position by taking an opposite  position,  which will  operate to  terminate  the
Portfolio's  existing position in the contract.  At expiration,  certain futures contracts,  including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         The  potential  loss  related to the  purchase of an option on a futures  contract  is limited to the premium  paid for the option (plus  transaction  costs).  There are no daily cash payments by the purchaser of an option on a futures  contract to reflect changes in the value of the  underlying  contract;  however,  the value of the option  does change  daily and that  change  would be reflected in the net asset value of the Portfolio.

         The Sub-advisor  may use such  instruments for the Portfolio  depending upon market  conditions  prevailing at the time and the  perceived  investment  needs of the  Portfolio.  In the event the  Portfolio  enters into futures  contracts or writes  related options,  an  amount  of cash or other  liquid  assets  equal  to the  market  value of the  contract  will be  segregated  with the
Portfolio's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

         The  Sub-advisor  may have  difficulty  selling or buying  futures  contracts  and options  when it chooses.  In  addition, hedging practices may not be available, may be too costly to be used effectively, or may be unable to be used for other reasons.

         Additional  information  about  futures  contracts,  options on  futures  contracts  and their  risks is  included  in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Opportunities  and Related  Limitations.  Affiliates of the  Sub-advisor  may, in the ordinary  course of their business,  acquire for their own account or for the accounts of their  advisory  clients,  significant  (and  possibly  controlling)
positions in the  securities of companies  that may also be suitable for  investment by the  Portfolio.  The securities in which the
Portfolio  might invest may thereby be limited to some extent.  For instance,  many companies in the past several years have adopted so-called "poison pill" or other defensive  measures  designed to discourage or prevent the completion of non-negotiated  offers for control of the company.  Such defensive  measures may have the effect of limiting the shares of the company that might  otherwise be acquired by the Portfolio if the affiliates of the  Sub-advisor or their  advisory  accounts have or acquire a significant  position in the same  securities.  However,  the  Sub-advisor  does not believe that the investment  activities of its affiliates will have a material adverse effect upon the Portfolio in seeking to achieve its investment  objectives.  In addition,  orders for the Portfolio generally are accorded  priority of execution over orders  entered on behalf of accounts in which the  Sub-advisor or its affiliates have a substantial  pecuniary  interest.  The Portfolio may invest in the  securities of companies  that are  investment  management clients of the  Sub-advisor's  affiliates.  In  addition,  portfolio  companies  or their  officers  or  directors  may be  minority shareholders of the Sub-advisor or its affiliates.

         Investment  Policies Which May be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Gabelli All-Cap Value  Portfolio.  These  limitations are not Fundamental  restrictions  and can be changed without  shareholder approval.  The Portfolio may not:

         1.       Purchase  securities on margin,  but it may obtain such short-term  credits from banks as may be necessary for the clearance of purchase and sales of securities;

         2.       Mortgage,  pledge or hypothecate any of its assets except that, in connection  with  permissible  borrowings,  not more than 20% of the assets of the Portfolio (not including amounts borrowed) may be used as collateral;

         3.       Invest in the securities of other  investment  companies  except in compliance with the Investment  Company Act of
1940;

         4.       Invest,  in the  aggregate,  more than 15% of the  value of its  total  assets  in  securities  for  which  market quotations  are not readily  available,  securities  that are restricted  for public sale, or in repurchase  agreements  maturing or terminable in more than seven days;

         5.       Sell securities short,  except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

6.       Invest in companies for the purpose of exercising control.

AST Kinetics Internet Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         The Portfolio is designed for long-term  investors  who  understand  and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital growth.  Except during temporary  defensive  periods,  the Portfolio invests at least 65% of its total assets in securities of companies that provide products or services designed for the Internet.

         Preferred  Stock.  Some  preferred  stocks  in which the  Portfolio  may  invest  may be  convertible  into  common  stock.
Convertible  securities  are securities  that may be converted into or exchanged for a specified  amount of common stock of the same or different issuer within a particular  period of time at a specified price or formula.  Additional  information on preferred stock is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed-Income  Securities.  Debt purchased by the Portfolio will consist of obligations of  medium-grade  or higher,  having at least adequate  capacity to pay interest and repay  principal.  Non-convertible  debt  obligations will be rated BBB or higher by
S&P, or Baa or higher by Moody's.  Convertible  debt  obligations  will be rated B or higher by S&P or  Moody's.  See  Appendix B to this Statement for a description of debt security ratings.

         Medium- and  lower-rated  securities  (BBB or Baa and lower) and  non-rated  securities  of  comparable  quality tend to be subject to wilder  fluctuations in yields and market values than  higher-rated  securities.  At no time will the Portfolio have more than 5% of its total assets  invested in  fixed-income  securities  that are unrated or rated below  investment  grade either at the time of purchase or as a result of a reduction in rating after  purchase.  Except to comply with this  limitation,  the Portfolio is not required to dispose of debt  securities  whose ratings are downgraded  below the Portfolio's  minimum ratings  subsequent to the
Portfolio's purchase of the securities.

         Additional  information on fixed-income or debt securities (including  lower-rated fixed income securities) and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The  Portfolio  may invest in American  Depositary  Receipts  ("ADRs") or other forms of  depositary receipts,  such as International  Depositary  Receipts  ("IDRs").  Investments in these types of securities involve certain inherent risks  generally  associated with  investments in foreign  securities,  including those relating to political and economic  factors, currency  fluctuation,  and foreign  withholding  taxes. A change in the value of any foreign  currency against the U.S. dollar will result in a  corresponding  change in the U.S. dollar value of portfolio  securities  underlying an ADR that are denominated in that currency.  For additional  information on depositary  receipts,  foreign securities  generally,  and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  Contracts.  The  Portfolio  may purchase and sell  financial  futures  contracts  and related  options for hedging purposes and/or as a substitute for direct  investment.  For additional  information on futures  contracts and their risks, see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options  Transactions:  Most mutual funds that use option  strategies to hedge portfolio  positions do not depend solely on the option  profit or loss to justify  the use of  options,  because  such  funds also take into  account  the profit or loss of the underlying securities.

                  Purchasing  Put and Call  Options.  The  Portfolio  may purchase put and call options on  securities  eligible for purchase by the Portfolio and on securities  indices.  Prior to exercise or  expiration,  the Portfolio may sell an option through a
"closing sale transaction,"  which is accomplished by selling an option of the same series as the option previously  purchased.  The
Portfolio  generally  will purchase only those options for which the  Sub-advisor  believes there is an active  secondary  market to facilitate closing transactions.

         The Portfolio may purchase  call options to hedge against an increase in the price of securities  that the Portfolio  wants ultimately  to buy.  Such hedge  protection  is provided  during the life of the call option since the  Portfolio,  as holder of the call option,  is able to buy the underlying  security at the exercise price regardless of any increase in the underlying  security's market price.  In order for a call option to be  profitable,  the market price of the  underlying  security  must rise  sufficiently above the exercise price to cover the premium and transaction costs.

                  Writing Call Options.  The  Portfolio  may write  covered call options on securities  eligible for purchase by the
Portfolio.  A call option is "covered" if the Portfolio  owns the security  underlying  the call or has an absolute right to acquire the security without additional cash  consideration  (or, if additional cash consideration is required,  cash or cash equivalents in such amount are segregated with the Portfolio's custodian).

                  Writing  Put  Options.  The  Portfolio  may also write put  options on  securities  eligible  for  purchase by the
Portfolio.  If the  Portfolio  writes a put option,  it will,  at all times when the put option is  outstanding,  segregate  cash or other liquid  assets in an amount equal to or exceeding  its potential  obligation  under the option,  or will own an option to sell the underlying security at a price equal to or greater than the exercise price of the put option.

         A writer of an option may not effect a closing  purchase  transaction  after it has been  notified  of the  exercise of the option.  Effecting a closing  transaction in the case of a written call option allows the cash or proceeds from the concurrent  sale of any securities subject to the option to be used for other investments of the Portfolio.

         The Portfolio  realizes a gain from a closing  transaction if the cost of the closing  transaction is less than the premium received  from writing the option or if the  proceeds  from the closing  transaction  are more than the premium paid to purchase the option.  The Portfolio  realizes a loss from a closing  transaction if the cost of the closing  transaction is more than the premium received  from writing the option or if the  proceeds  from the closing  transaction  are less than the premium paid to purchase the option.

                  Risk Factors in Options  Transactions.  The successful  use of options by the Portfolio  depends on the ability of the  Sub-advisor  to forecast  correctly  interest rate and market  movements.  For example,  if the Portfolio  were to write a call option based on the  Sub-advisor's  expectation  that the price of the  underlying  security  would fall, but the price were to rise instead,  the Portfolio  could be required to sell the security upon exercise at a price below the current market price.  Similarly, if the Portfolio were to write a put option based on the Sub-advisor's  expectation that the price of the underlying  security would rise, but the price were to fall instead,  the Portfolio  could be required to purchase the security upon exercise at a price higher than the current market price.

         When the  Portfolio  purchases  an  option,  it runs the risk that it will lose its  entire  investment  in the option in a relatively  short period of time,  unless the Portfolio  exercises the option or enters into a closing sale  transaction  before the option's  expiration.  If the price of the underlying  security does not rise (in the case of a call) or fall (in the case of a put)
to an extent  sufficient to cover the option premium and  transaction  costs,  the Portfolio will lose part or all of its investment in the option.  This  contrasts  with an investment  by the  Portfolio in the  underlying  security,  since the  Portfolio  will not realize a loss if the security's price does not change.

         The  effective  use of options also depends on the  Portfolio's  ability to  terminate  option  positions at times when the
Sub-advisor  deems it desirable to do so. There is no assurance that the Portfolio will be able to effect  closing  transactions  at any particular time or at an acceptable price.

         A market may at times find it  necessary  to impose  restrictions  on  particular  types of options  transactions,  such as opening  transactions.  For example,  if an underlying  security ceases to meet  qualifications  imposed by the market or an options clearing  corporation,  new series of options on that  security  will no longer be opened to replace  expiring  series,  and opening transactions in existing  series may be prohibited.  If an options market were to become  illiquid,  the Portfolio as a holder of an option would be able to realize profits or limit losses only by exercising the option,  and the Portfolio,  as option writer,  would remain obligated under the option until expiration or exercise.

         Disruptions  in the markets for the  securities  underlying  options  purchased  or sold by the  Portfolio  could result in losses on the options.  If trading is  interrupted  in an underlying  security,  the trading of options on that security is normally halted as well.  As a result,  the  Portfolio as purchaser  or writer of an option will be unable to close out its  positions  until options  trading  resumes,  and it may be faced  with  considerable  losses if trading in the  security  reopens at a  substantially different price.  In addition, an options clearing corporation or other options markets may impose exercise restrictions.

                  Dealer  Options.  The Portfolio may engage in  transactions  involving  dealer options as well as  exchange-traded options.  Certain risks are specific to dealer  options.  While the Portfolio  might look to an exchange's  clearing  corporation to exercise  exchange-traded  options,  if the Portfolio purchases a dealer option it must rely on the selling dealer to perform if the
Portfolio  exercises  the option.  Failure by the dealer to do so would result in the loss of the premium  paid by the  Portfolio as well as loss of the expected benefit of the transaction.

         Additional  information  about  options  transactions  and  their  risks is  included  in this  Statement  and the  Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Due to the changing nature of the Internet and related companies,  the national economy and market conditions,  the Portfolio may, as a temporary defensive measure,  invest without limitation in short-term debt securities and money market securities with a rating of A2-P2 or higher.

         In order to have funds  available for  redemption and  investment  opportunities,  the Portfolio may also hold a portion of its assets in cash or U.S.  short-term money market  instruments.  Certificates of deposit  purchased by the Portfolio will be those of U.S.  banks  having  total  assets at the time of purchase in excess of $1 billion,  and  bankers'  acceptances  purchased by the
Portfolio  will be guaranteed  by U.S. or foreign  banks having total assets at the time of purchase in excess of $1 billion.  Under normal  market  conditions,  the  Portfolio  anticipates  that not more  than 10% of its  total  assets  will be  invested  in these short-term instruments or held in cash.

         Portfolio Turnover.  In order to qualify for the beneficial tax treatment afforded regulated investment  companies,  and to be  relieved  of Federal  tax  liabilities,  the  Portfolio  must  distribute  substantially  all of its net income to  shareholders generally on an annual basis. Thus, the Portfolio may have to dispose of portfolio  securities under  disadvantageous  circumstances to generate cash or borrow cash in order to satisfy the  distribution  requirement.  The Portfolio  does not trade in securities for short-term  profits but, when  circumstances  warrant,  securities  may be sold without  regard to the length of time they have been held.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Kinetics  Internet  Portfolio.  The limitations are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not invest  more than 15% of the value of its net assets in illiquid  securities,  restricted securities, and other securities for which market quotations are not readily available.

         2.       The  Portfolio  will not purchase or sell  commodities  or commodity  contracts,  or invest in oil, gas or mineral exploration or  development  programs or real estate,  except that the Portfolio may purchase and sell  securities of companies that deal in oil, gas, or mineral exploration or development programs or interests therein.

AST T. Rowe Price Natural Resources Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  long-term  growth of capital  through  investment primarily in common stocks of companies which own or develop natural  resources and other basic  commodities.  Current income is not a factor in the selection of stocks for investment by the  Portfolio.  Total return will consist  primarily of capital  appreciation
(or depreciation).

Investment  Policies:  The Portfolio  will normally have primarily all of its assets in equity  securities  (e.g.,  common  stocks).
This portion of the  Portfolio's  assets will be subject to all of the risks of investing in the stock market.  There is risk in all investment.  The value of the portfolio  securities of the  Portfolio  will  fluctuate  based upon market  conditions.  Although the
Portfolio  seeks to reduce risk by investing in a diversified  portfolio,  such  diversification  does not  eliminate all risk.  The fixed-income securities in which the Portfolio may invest include, but are not limited to, those described below.

         U.S.  Government  Obligations.  Bills,  notes,  bonds and other  debt  securities  issued by the U.S.  Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S.  Government Agency Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal agencies.
These include securities issued by the Federal National Mortgage  Association,  Government  National Mortgage  Association,  Federal
Home Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for  Cooperatives,  Federal  Intermediate  Credit  Banks,
Federal  Financing  Bank, Farm Credit Banks,  the Small Business  Association,  and the Tennessee  Valley  Authority.  Some of these securities  are supported by the full faith and credit of the U.S.  Treasury;  and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

         Bank Obligations.  Certificates of deposit,  bankers' acceptances,  and other short-term debt obligations.  Certificates of deposit are  short-term  obligations  of commercial  banks.  A bankers'  acceptance is a time draft drawn on a commercial  bank by a borrower,  usually in connection  with  international  commercial  transactions.  Certificates of deposit may have fixed or variable rates.  The  Portfolio may invest in U.S.  banks,  foreign  branches of U.S.  banks,  U.S.  branches of foreign  banks,  and foreign branches of foreign banks.

         Short-Term  Corporate Debt Securities.  Outstanding  nonconvertible  corporate debt securities (e.g., bonds and debentures)
which have one year or less remaining to maturity.  Corporate notes may have fixed, variable, or floating rates.

         Commercial  Paper.  Short-term  promissory  notes issued by  corporations  primarily to finance  short-term  credit  needs.
Certain notes may have floating or variable rates.

         Foreign  Government  Securities.  Issued  or  guaranteed  by a foreign  government,  province,  instrumentality,  political subdivision or similar unit thereof.

         Savings and Loan  Obligations.  Negotiable  certificates of deposit and other  short-term  debt  obligations of savings and loan associations.

         Supranational  Entities.  The Portfolio may also invest in the securities of certain  supranational  entities,  such as the
International Development Bank.

         Debt  Obligations.  Although  primarily  all of the  Portfolio's  assets are invested in common  stocks,  the Portfolio may invest in convertible  securities,  corporate debt securities and preferred  stocks.  See this Statement under "Certain Risk Factors and Investment Methods," for a discussion of debt obligations.

         The Portfolio's  investment  program permits it to purchase below investment grade  securities.  Since investors  generally perceive that there are greater risks  associated  with  investment in lower  quality  securities,  the yields from such  securities normally exceed those obtainable from higher quality securities.  However,  the principal value of lower-rated  securities generally will fluctuate more widely than higher quality  securities.  Lower quality  investments  entail a higher risk of default -- that is, the  nonpayment  of interest and  principal  by the issuer than higher  quality  investments.  Such  securities  are also subject to special risks,  discussed below.  Although the Portfolio seeks to reduce risk by portfolio  diversification,  credit  analysis,  and attention to trends in the economy,  industries  and financial  markets,  such efforts will not  eliminate  all risk.  There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After  purchase by the  Portfolio,  a debt  security  may cease to be rated or its rating may be reduced  below the minimum required  for  purchase  by the  Portfolio.  Neither  event  will  require  a sale  of  such  security  by the  Portfolio.  However,
Sub-advisor  will consider such event in its  determination  of whether the Portfolio  should continue to hold the security.  To the extent that the ratings  given by Moody's or S&P may change as a result of changes in such  organizations  or their rating  systems, the Portfolio  will attempt to use  comparable  ratings as standards for  investments  in accordance  with the  investment  policies contained in the prospectus.

         Risks of Low-Rated Debt  Securities.  The Portfolio may invest in low quality bonds  commonly  referred to as "junk bonds."
Junk bonds are  regarded as  predominantly  speculative  with  respect to the  issuer's  continuing  ability to meet  principal  and interest  payments.  Because  investment in low and lower-medium  quality bonds involves greater  investment risk, to the extent the
Portfolio  invests in such bonds,  achievement of its investment  objective will be more dependent on Sub-advisor's  credit analysis than would be the case if the Portfolio was investing in higher  quality  bonds.  For a discussion of the special risks  involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed  Securities.  Mortgage-backed  securities  are  securities  representing  interest in a pool of  mortgages.
After  purchase by the  Portfolio,  a security  may cease to be rated or its rating may be reduced  below the minimum  required  for purchase by the  Portfolio.  Neither event will require a sale of such security by the  Portfolio.  However,  the  Sub-advisor  will consider such event in its  determination  of whether the  Portfolio  should  continue to hold the security.  To the extent that the ratings  given by Moody's or S&P may change as a result of changes in such  organizations  or their rating  systems,  the  Portfolio will attempt to use comparable  ratings as standards for  investments in accordance  with the investment  policies  continued in the
Trust's Prospectus.  For a discussion of mortgage-backed  securities and certain risks involved therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs are obligations  fully  collateralized  by a portfolio of mortgages or mortgage-related  securities.  Payments of principal and interest on the mortgages are passed  through to the holders of the CMOs on the same schedule as they are received,  although  certain  classes of CMOs have priority over others with respect to the receipt of prepayments  on the  mortgages.  Therefore,  depending  on the type of CMOs in which a  Portfolio  invests,  the  investment  may be subject to a greater or lesser risk of prepayment  than other types of  mortgage-related  securities.  For an additional  discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed  Securities.  The  Portfolio  may  invest a portion of its assets in debt  obligations  known as  asset-backed securities.  The credit quality of most  asset-backed  securities  depends  primarily on the credit quality of the assets underlying such  securities,  how well the entity  issuing  the  security is  insulated  from the credit  risk of the  originator  or any other affiliated  entities and the amount and quality of any credit support provided to the securities.  The rate of principal  payment on asset-backed  securities  generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.  As a result,  the yield on any  asset-backed  security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile  Receivable  Securities.  The  Portfolio  may  invest in  asset-backed  securities  which are backed by receivables from motor vehicle  installment sales contracts or installment loans secured by motor vehicles  ("Automobile  Receivable
Securities").

                  Credit Card  Receivable  Securities.  The Portfolio may invest in  asset-backed  securities  backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other  Assets.  The  Sub-advisor  anticipates  that  asset-backed  securities  backed by assets  other  than those described  above will be issued in the future.  The  Portfolio  may invest in such  securities  in the future if such  investment is otherwise  consistent with its investment objective and policies.  For a discussion of these securities,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed  Securities.  Stripped Agency  Mortgage-Backed  securities represent interests in a pool of mortgages,  the cash flow of which has been separated into its interest and principal  components.  "IOs" (interest only securities)
receive the interest  portion of the cash flow while "POs"  (principal  only  securities)  receive the principal  portion.  Stripped
Agency  Mortgage-Backed  Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and  privately-issued  mortgage-backed  certificates.  As interest  rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other  mortgage-backed  securities  described  herein,  like other debt  instruments,  will tend to move in the opposite  direction  compared to interest  rates.  Under the  Internal  Revenue Code of
1986, as amended (the "Code"),  POs may generate  taxable  income from the current  accrual of original  issue  discount,  without a corresponding distribution of cash to the Portfolio.

         The cash flows and  yields on IO and PO classes  are  extremely  sensitive  to the rate of  principal  payments  (including prepayments)  on the related  underlying  mortgage  assets.  For  example,  a rapid or slow rate of  principal  payments  may have a material  adverse  effect on the prices of IOs or POs,  respectively.  If the underlying  mortgage  assets  experience  greater than anticipated  prepayments  of  principal,  an investor may fail to recoup fully its initial  investment  in an IO class of a stripped mortgage-backed  security,  even if the IO class  is  rated  AAA or Aaa or is  derived  from a full  faith  and  credit  obligation.
Conversely,  if the underlying mortgage assets experience slower than anticipated prepayments of principal,  the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than  government-issued IOs or POs backed by fixed rate mortgages,  as illiquid securities and, accordingly,  limit its investments in such securities,  together with all other illiquid securities,  to 15% of the
Portfolio's net assets.  Sub-advisor will determine the liquidity of these investments based on the following  guidelines:  the type of issuer; type of collateral,  including age and prepayment characteristics;  rate of interest on coupon relative to current market rates and the effect of the rate on the potential for  prepayments;  complexity  of the issue's  structure,  including the number of tranches;  size  of  the  issue  and  the  number  of  dealers  who  make  a  market  in the IO or  PO.  The  Portfolio  will  treat non-government-issued  IOs and POs not backed by fixed or adjustable  rate  mortgages as illiquid  unless and until the SEC modifies its position.

         Writing  Covered Call  Options.  The  Portfolio  may write (sell)  American or European  style  "covered"  call options and purchase options to close out options  previously  written by a Portfolio.  In writing covered call options,  the Portfolio  expects to generate  additional  premium  income  which should  serve to enhance the  Portfolio's  total return and reduce the effect of any price decline of the security or currency  involved in the option.  Covered call options will  generally be written on securities or currencies  which,  in  Sub-advisor is opinion,  are not expected to have any major price  increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The  Portfolio  will write only  covered  call  options.  This means that the  Portfolio  will own the security or currency subject to the option or an option to purchase the same underlying  security or currency,  having an exercise price equal to or less than the exercise price of the "covered"  option,  or will establish and maintain with its custodian for the term of the option,  an account  consisting of cash, U.S.  government  securities or other liquid  high-grade debt  obligations  having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio  securities  or  currencies  on which  call  options  may be  written  will be  purchased  solely on the basis of investment  considerations  consistent  with the  Portfolio's  investment  objective.  The  writing  of  covered  call  options is a conservative  investment  technique  believed to involve  relatively  little risk (in  contrast to the writing of naked or uncovered options,  which the Portfolio  will not do), but capable of enhancing  the  Portfolio's  total  return.  When writing a covered call option,  a  Portfolio,  in return for the  premium,  gives up the  opportunity  for profit from a price  increase in the  underlying security or  currency  above the  exercise  price,  but  conversely  retains  the risk of loss  should the price of the  security or currency  decline.  Unlike one who owns  securities or currencies  not subject to an option,  the Portfolio has no control over when it may be required to sell the underlying  securities or currencies,  since it may be assigned an exercise  notice at any time prior to the  expiration of its  obligation as a writer.  If a call option which the Portfolio  has written  expires,  the Portfolio  will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market  value of the  underlying security or currency  during the option  period.  If the call option is exercised,  the  Portfolio  will realize a gain or loss from the sale of the  underlying  security or currency.  The Portfolio  does not consider a security or currency  covered by a call to be
"pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call  options  written  by the  Portfolio  will  normally  have  expiration  dates of less than nine  months  from the date written.  The  exercise  price of the  options  may be  below,  equal  to,  or above the  current  market  values of the  underlying securities  or  currencies  at the time the options  are  written.  From time to time,  the  Portfolio  may  purchase an  underlying security or currency for delivery in accordance  with an exercise  notice of a call option  assigned to it,  rather than  delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

         The premium  received is the market value of an option.  The premium the Portfolio  will receive from writing a call option will  reflect,  among other  things,  the current  market price of the  underlying  security or currency,  the  relationship  of the exercise price to such market price, the historical price volatility of the underlying  security or currency,  and the length of the option  period.  Once the decision to write a call option has been made,  Sub-advisor,  in  determining  whether a  particular  call option should be written on a particular  security or currency,  will consider the reasonableness of the anticipated premium and the likelihood that a liquid  secondary  market will exist for those options.  The premium received by the Portfolio for writing covered call  options  will be recorded as a liability of the  Portfolio.  This  liability  will be adjusted  daily to the option's  current market  value,  which will be the latest sale price at the time at which the net asset value per share of the  Portfolio is computed
(close of the New York Stock  Exchange),  or, in the absence of such sale,  the latest  asked price.  The option will be  terminated upon  expiration  of the option,  the  purchase  of an  identical  option in a closing  transaction,  or delivery of the  underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing  purchase  transaction if the cost of the transaction is less or more than the  premium  received  from the  writing of the  option.  Because  increases  in the market  price of a call  option will generally  reflect increases in the market price of the underlying  security or currency,  any loss resulting from the repurchase of a call  option is likely to be offset in whole or in part by  appreciation  of the  underlying  security  or  currency  owned by the
Portfolio.

         The  Portfolio  will not  write a covered  call  option  if,  as a result,  the  aggregate  market  value of all  portfolio securities  or  currencies  covering  call or put  options  exceeds  25% of the  market  value of the  Portfolio's  net  assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Portfolio may write American or European style covered put options and purchase  options to close out options previously written by the Portfolio.

         The  Portfolio  would  write put  options  only on a covered  basis,  which means that the  Portfolio  would  maintain in a segregated  account cash, U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise  price or the  Portfolio  will own an option to sell the  underlying  security or currency  subject to the option having an exercise  price  equal to or  greater  than the  exercise  price of the  "covered"  option  at all  times  while  the put  option is outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow to secure payment of the exercise  price.) The Portfolio  would  generally write covered put options in  circumstances  where the  Sub-advisor  wishes to purchase the  underlying  security or currency for the  Portfolio at a price lower than the current  market price of the security or currency.  In such event the Portfolio would write a put option at an exercise price which,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay.  Since the  Portfolio  would also  receive  interest on debt  securities  or currencies  maintained to cover the exercise  price of the option,  this  technique  could be used to enhance  current return during periods  of market  uncertainty.  The risk in such a  transaction  would be that the  market  price of the  underlying  security  or currency would decline below the exercise  price less the premiums  received.  Such a decline could be  substantial  and result in a significant  loss to the  Portfolio.  In addition,  the  Portfolio,  because it does not own the specific  securities  or currencies which it may be required  to  purchase in exercise of the put,  cannot  benefit  from  appreciation,  if any,  with  respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result,  the aggregate market value of all portfolio  securities or currencies  covering put or call options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating the 25%
limit,  the Portfolio  will offset,  against the value of assets  covering  written puts and calls,  the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing  Put  Options.  The  Portfolio  may  purchase  American or European  style put  options.  As the holder of a put option,  the  Portfolio  has the right to sell the  underlying  security or currency  at the  exercise  price at any time during the option period  (American  style) or at the  expiration  of the option  (European  style).  The Portfolio may enter into closing sale transactions  with respect to such  options,  exercise  them or permit them to expire.  The  Portfolio  may purchase put options for defensive  purposes in order to protect against an anticipated  decline in the value of its securities or currencies.  An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The premium paid by the Portfolio when  purchasing a put option will be recorded as an asset of the  Portfolio.  This asset will be  adjusted  daily to the  option's  current  market  value,  which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock  Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be  terminated  upon  expiration  of the  option,  the selling  (writing)  of an  identical  option in a closing  transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing  Call  Options.  The  Portfolio may purchase  American or European  style call options.  As the holder of a call option,  the Portfolio has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period  (American  style) or at the  expiration  of the option  (European  style).  The Portfolio may enter into closing sale transactions  with respect to such  options,  exercise  them or permit them to expire.  The  Portfolio may purchase call options for the purpose of increasing  its current  return or avoiding tax  consequences  which could reduce its current  return.  The Portfolio may also purchase call options in order to acquire the underlying  securities or  currencies.  Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

         The  Portfolio  may also  purchase  call  options  on  underlying  securities  or  currencies  it owns in order to  protect unrealized  gains on call  options  previously  written  by it. A call  option  would  be  purchased  for  this  purpose  where  tax considerations  make it  inadvisable  to  realize  such gains  through a closing  purchase  transaction.  Call  options  may also be purchased at times to avoid realizing losses.

         The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

         Dealer  (Over-the-Counter)  Options. The Portfolio may engage in transactions  involving dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing  corporation to exercise  exchange-traded  options, if the
Portfolio were to purchase a dealer  option,  it would rely on the dealer from whom it purchased the option to perform if the option were  exercised.  Failure by the dealer to do so would  result in the loss of the premium  paid by the  Portfolio as well as loss of the expected  benefit of the  transaction.  For a discussion of dealer  options,  see this Statement under "Certain Risk Factors and
Investment Methods."

         Futures Contracts.

                  Transactions in Futures.  The Portfolio may enter into futures  contracts,  including  stock index,  interest rate and currency futures  ("futures" or "futures  contracts").  The Portfolio may also enter into futures on commodities  related to the types of companies  in which it invests,  such as oil and gold  futures.  Otherwise  the nature of such  futures and the  regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures  contracts may be used to attempt to hedge a portion of the Portfolio,  as a cash  management  tool, or as an efficient way for the  Sub-advisor  to implement  either an increase or decrease in portfolio  market  exposure in response to changing  market  conditions.  The Portfolio may purchase or sell futures  contracts with respect to any stock index.  Nevertheless, to hedge the  Portfolio  successfully,  the  Portfolio  must sell  futures  contacts  with  respect to indices or  subindices  whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest  rate or currency  futures  contracts  may be used to attempt to hedge  against  changes in  prevailing  levels of interest rates or currency  exchange rates in order to establish  more  definitely the effective  return on securities or currencies held or intended to be acquired by the  Portfolio.  In this regard,  the Portfolio  could sell interest rate or currency  futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange  rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The  Portfolio  will enter into  futures  contracts  which are traded on national  or foreign  futures  exchanges,  and are standardized  as to maturity  date and  underlying  financial  instrument.  Futures  exchanges  and trading in the United States are regulated under the Commodity  Exchange Act by the CFTC.  Although  techniques other than the sale and purchase of futures contracts could  be used  for the  above-referenced  purposes,  futures  contracts  offer  an  effective  and  relatively  low  cost  means of implementing the Portfolio's objectives in these areas.

                  Regulatory  Limitations.  The Portfolio  will engage in futures  contracts and options  thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         The Portfolio may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under  applicable  CFTC rules,  the sum of the amounts of initial margin  deposits and premiums paid on those  positions  would  exceed 5% of the net asset  value of the  Portfolio  after  taking  into  account  unrealized  profits  and unrealized losses on any such contracts it has entered into; provided,  however,  that in the case of an option that is in-the-money at the time of purchase,  the  in-the-money  amount may be excluded in calculating  the 5%  limitation.  For purposes of this policy options on futures  contracts and foreign currency options traded on a commodities  exchange will be considered  "related  options."
This policy may be modified by the Board of Trustees of the Trust  without a shareholder  vote and does not limit the  percentage of the Portfolio's assets at risk to 5%.

         In instances  involving the purchase of futures  contracts or the writing of call or put options  thereon by the Portfolio, an amount of cash,  U.S.  government  securities  or other liquid,  high-grade  debt  obligations,  equal to the market value of the futures  contracts  and options  thereon  (less any related  margin  deposits),  will be  identified  by the  Portfolio to cover the position,  or  alternative  cover  (such as owning an  offsetting  position)  will be  employed.  Assets used as cover or held in an identified  account cannot be sold while the position in the  corresponding  option or future is open, unless they are replaced with similar  assets.  As a result,  the  commitment  of a large portion of a Portfolio's  assets to cover or identified  accounts  could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Options on Futures  Contracts.  The  Portfolio  may  purchase and sell options on the same types of futures in which it may invest.  As an  alternative  to writing or  purchasing  call and put  options on stock index  futures,  the  Portfolio  may write or purchase  call and put  options  on  financial  indices.  Such  options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time,  a single order to purchase or sell futures  contracts  (or options  thereon) may be made on behalf of the  Portfolio  and other mutual funds or portfolios  of mutual funds  managed by the  Sub-advisor  or Rowe  Price-Fleming
International, Inc.  Such aggregated orders would be allocated among such portfolios in a fair and non-discriminatory manner.

         See this  Statement and Trust's  Prospectus  under  "Certain  Risk Factors and  Investment  Methods" for a  description  of certain risks in options and future contracts.

         Additional  Futures and Options  Contracts.  Although  the  Portfolio  has no current  intention  of engaging in futures or options  transactions  other than those  described  above,  it reserves the right to do so. Such futures and options  trading  might involve risks which differ from those involved in the futures and options described above.

         Foreign  Futures and Options.  The Portfolio is permitted to invest in foreign  futures and options.  For a description  of foreign  futures and options and certain risks  involved  therein as well as certain risks involved in foreign  investing,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest in U.S.  dollar-denominated  and non-U.S.  dollar-denominated  securities of foreign  issuers.  There are special risks in foreign  investing.  Certain of these risks are inherent in any  international  mutual fund while  others  relate more to the  countries in which the  Portfolio  will invest.  Many of the risks are more  pronounced  for investments in developing or emerging  countries,  such as many of the countries of Southeast  Asia,  Latin America,  Eastern Europe
and the Middle  East.  For an  additional  discussion  of certain  risks  involved  in  investing  in foreign  securities,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency  Transactions.  A forward foreign currency  exchange contract involves an obligation to purchase or sell a specific  currency  at a future  date,  which may be any  fixed  number of days  from the date of the  contract  agreed  upon by the parties,  at a price set at the time of the contract.  These  contracts are  principally  traded in the interbank  market  conducted directly  between  currency  traders (usually large,  commercial  banks) and their  customers.  A forward contract  generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward  contracts for a variety of purposes in connection  with the management of the foreign securities  portion of its portfolio.  The Portfolio's  use of such contracts  would include,  but not be limited to, the following.
First, when the Portfolio enters into a contract for the purchase or sale of a security  denominated in a foreign  currency,  it may desire to "lock in" the U.S. dollar price of the security.  Second,  when the Sub-advisor  believes that one currency may experience a substantial  movement against another  currency,  including the U.S.  dollar,  it may enter into a forward contract to sell or buy the amount of the former foreign  currency,  approximating  the value of some or all of the  Portfolio's  securities  denominated in such foreign  currency.  Alternatively,  where  appropriate,  the Portfolio may hedge all or part of its foreign  currency  exposure through the use of a basket of  currencies or a proxy  currency  where such  currency or  currencies  act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract where the amount of the foreign  currency to be sold  exceeds the value of the  securities  denominated  in such  currency.  The use of this basket  hedging  technique  may be more efficient  and  economical  than  entering into separate  forward  contracts  for each currency held in the  Portfolio.  The precise matching of the forward  contract  amounts and the value of the securities  involved will not generally be possible since the future value of such  securities in foreign  currencies will change as a consequence of market  movements in the value of those  securities between the date the  forward  contract is entered  into and the date it matures.  The  projection  of  short-term  currency  market movement is extremely  difficult,  and the successful  execution of a short-term hedging strategy is highly uncertain.  Under normal circumstances,  consideration of the prospect for currency parities will be incorporated  into the longer term investment  decisions made  with  regard  to  overall  diversification  strategies.  However,  Sub-advisor  believes  that it is  important  to  have  the flexibility  to enter into such forward  contracts when it determines  that the best interests of the Portfolio will be served.  The
Portfolio will generally not enter into a forward contract with a term of greater than one year.

         The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's  investment  objective and policies.  However, the Portfolio will not enter into a forward contract,  or maintain exposure to any such contract(s),  if the amount of foreign  currency  required to be delivered  thereunder would exceed the Portfolio's  holdings of liquid,  high-grade debt securities  and  currency  available  for cover of the  forward  contract(s).  In  determining  the amount to be  delivered  under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward  contract,  the  Portfolio  may sell the  portfolio  security and make delivery of the foreign currency,  or it may retain the  security  and either  extend the  maturity of the forward  contract  (by  "rolling"  that  contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting  transaction,  the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period between the  Portfolio's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent  the price of the  currency  it has agreed to sell  exceeds  the price of the  currency  it has  agreed to  purchase.  Should forward  prices  increase,  the  Portfolio  will suffer a loss to the extent of the price of the  currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The  Portfolio's  dealing in forward  foreign  currency  exchange  contracts will generally be limited to the  transactions described  above.  However,  the  Portfolio  reserves the right to enter into  forward  foreign  currency  contracts  for  different purposes and under different  circumstances.  Of course,  the Portfolio is not required to enter into forward  contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed appropriate by the Sub-advisor.  It also should be realized  that this  method  of  hedging  against  a decline  in the value of a  currency  does not  eliminate  fluctuations  in the underlying  prices of the  securities.  It simply  establishes  a rate of exchange at a future  date.  Additionally,  although  such contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily  basis.  It will do so from time to time,  and  investors  should be aware of the costs of  currency  conversion.  Although  foreign  exchange  dealers do not charge a fee for  conversion,  they do realize a profit based on the difference (the "spread")  between the prices at which they are buying and selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Portfolio at one rate,  while  offering a lesser rate of exchange  should the Portfolio desire to resell that currency to the dealer.  For a discussion of certain risk factors involved in foreign  currency  transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures Contracts and Forward Foreign Exchange  Contracts.  The Portfolio may enter into certain  option,  futures,  and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which will be treated as Section 1256 contracts or straddles.

         Transactions  which are  considered  Section  1256  contracts  will be  considered  to have  been  closed at the end of the
Portfolio's  fiscal year and any gains or losses will be  recognized  for tax  purposes at that time.  Such gains or losses from the normal closing or settlement of such  transactions  will be characterized  as 60% long-term  capital gain (taxable at a maximum rate of 20%) or loss and 40%  short-term  capital gain or loss  regardless of the holding  period of the  instrument  (or, in the case of foreign  exchange  contracts,  entirely as ordinary income or loss).  The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options,  futures and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which offset a foreign  dollar  denominated  bond or currency  position may be  considered  straddles  for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized  gain in an offsetting  position.  The holding period of the securities or currencies  comprising  the straddle will be deemed not to begin until the straddle is terminated.  The holding period of the security  offsetting  an  "in-the-money  qualified  covered  call" option on an equity  security  will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated  investment  company,  at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends,  interest,  income derived from loans of  securities,  and gains from the sale of  securities  or  currencies.  Tax  regulations  could be issued  limiting the extent that net gain realized from option,  futures or foreign  forward  exchange  contracts on currencies is qualifying  income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option,  futures  contracts,  or forward  contracts may be deemed a "constructive sale" of offsetting  securities,  which could result in a taxable gain from the sale being distributed to  shareholders.  The Portfolio  would be required to distribute  any such gain even though it would not receive  proceeds from the sale at the time the option, futures or forward position is entered into.

         Hybrid  Instruments.  Hybrid  Instruments  have been  developed and combine the elements of futures  contracts,  options or other financial  instruments  with those of debt,  preferred equity or a depository  instrument  (hereinafter  "Hybrid  Instruments.
Hybrid  Instruments  may take a variety of forms,  including,  but not limited  to,  debt  instruments  with  interest or  principal payments or redemption  terms  determined by reference to the value of a currency or commodity or securities index at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the  conversion  terms  related to a  particular  commodity.  For a  discussion  of certain  risks  involved in  investing in hybrid instruments see this statement under "Certain Risk Factors and Investment Methods."

         Reverse  Repurchase  Agreements.  Although the Portfolio has no current intention,  in the foreseeable  future, of engaging in  reverse  repurchase  agreements,  the  Portfolio  reserves  the  right to do so.  Reverse  repurchase  agreements  are  ordinary repurchase  agreements  in which a Portfolio is the seller of,  rather than the investor in,  securities,  and agrees to  repurchase them at an  agreed  upon time and  price.  Use of a reverse  repurchase  agreement  may be  preferable  to a regular  sale and later repurchase of the securities  because it avoids certain market risks and transaction  costs. A reverse  repurchase  agreement may be viewed as a type of borrowing by the Portfolio.

         Warrants.  The Portfolio may acquire  warrants.  For a discussion of certain risks  involved  therein,  see this  Statement under "Certain Risk Factor and Investment Methods."

         Lending  of  Portfolio  Securities.  Securities  loans  are made to  broker-dealers  or  institutional  investors  or other persons,  pursuant to agreements  requiring that the loans be continuously  secured by collateral at least equal at all times to the value of the securities  lent,  marked to market on a daily basis. The collateral  received will consist of cash or U.S.  government securities.  While the  securities  are being  lent,  the  Portfolio  will  continue to receive the  equivalent  of the  interest or dividends  paid by the  issuer  on the  securities,  as well as  interest  on the  investment  of the  collateral  or a fee from the borrower.  The Portfolio has a right to call each loan and obtain the  securities on three  business  days' notice or, in connection with securities  trading on foreign  markets,  within such longer period of time which coincides with the normal  settlement  period for  purchases and sales of such  securities  in such foreign  markets.  The  Portfolio  will not have the right to vote  securities while  they are being  lent,  but it will  call a loan in  anticipation  of any  important  vote.  The  risks in  lending  portfolio securities,  as with other  extensions of secured  credit,  consist of possible delay in receiving  additional  collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to approval by the SEC and certain  state  regulatory  agencies,  the Portfolio may make loans to, or borrow funds from,  other mutual funds  sponsored or advised by the  Sub-advisor or Rowe  Price-Fleming  International,
Inc.  The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued  Securities and Forward  Commitment  Contracts.  The Portfolio may purchase  securities on a  "when-issued"  or delayed  delivery basis and may purchase  securities on a forward  commitment  basis.  Any or all of the Portfolio's  investments in debt  securities may be in the form of  when-issueds  and forwards.  The price of such  securities,  which may be expressed in yield terms,  is fixed at the time the  commitment  to purchase is made,  but delivery  and payment take place at a later date.  Normally, the  settlement  date occurs within 90 days of the purchase for  when-issueds,  but may be  substantially  longer for forwards.  The
Portfolio  will cover its  commitments  with  respect to these  securities  by  maintaining  cash  and/or  liquid,  high-grade  debt securities  with its custodian  bank equal in value to these  commitments  during the time between the purchase and the  settlement.
Such  segregated  securities  either will mature or, if necessary,  be sold on or before the  settlement  date.  For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST T. Rowe Price Natural  Resources  Portfolio.  These  limitations are not  "fundamental"  restrictions  and can be changed by the
Trustees without shareholder approval.  The Portfolio will not:

         1.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

         2.       Invest in companies for the purpose of exercising management or control;

         3.       Purchase a futures  contract or an option  thereon if, with  respect to positions in futures or options on futures which do not  represent  bona fide  hedging,  the  aggregate  initial  margin and  premiums on such  options  would exceed 5% of the
Portfolio's net asset value;

         4.       Purchase  illiquid  securities  if,  as a  result,  more  than 15% of its net  assets  would be  invested  in such securities.  Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

         5.       Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

         6.       Purchase  securities on margin,  except (i) for use of short-term  credit  necessary for clearance of purchases of portfolio  securities  and (ii) the Portfolio may make margin  deposits in connection  with futures  contracts or other  permissible investments;

         7.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer any security  owned by the Portfolio as security for indebtedness  except as may be  necessary in  connection  with  permissible  borrowings  or  investments  and then such  mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         8.       Invest in puts,  calls,  straddles,  spreads,  or any combination  thereof,  except to the extent permitted by the
Trust's Prospectus and this Statement;

         9.       Effect short sales of securities; or

         10.      Invest in warrants if, as a result  thereof,  more than 10% of the value of the net assets of the Portfolio  would be invested in warrants,  except that this  restriction  does not apply to warrants  acquired as a result of the purchase of another security.  For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

AST Alliance Growth Portfolio:

Investment  Objective:  The Portfolio's  investment  objective is to seek long-term growth of capital by investing  predominantly in the equity  securities  (common  stocks,  securities  convertible  into common  stocks and rights and warrants to  subscribe  for or purchase common stocks) of a limited number of large,  carefully selected,  high-quality U.S. companies that, in the judgment of the
Portfolio's Sub-advisor, are likely to achieve superior earnings growth.

Investment Policies:

         The  Sub-advisor's  research staff generally  follows a primary research  universe of approximately  600 companies that are considered by the Sub-advisor to have strong management,  superior industry  positions,  excellent balance sheets and the ability to demonstrate  superior  earnings  growth.  As one of the largest  multi-national  investment  firms,  the  Sub-advisor  has access to considerable  information  concerning all of the companies followed, an in-depth  understanding of the products,  services,  markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

         The  Sub-advisor's  analysts  prepare their own earnings  estimates and financial models for each company  followed.  While each analyst has responsibility for following  companies in one or more identified sectors and/or industries,  the lateral structure of the Sub-advisor's  research  organization and constant  communication  among the analysts result in decision-making  based on the relative  attractiveness  of stocks among industry  sectors.  The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company,  industry and economic  fundamentals.  Research emphasis is placed on the identification of companies whose substantially  above average  prospective  earnings growth is not fully reflected in current market valuations.

         The Sub-advisor  continually  reviews its primary research  universe of  approximately  600 companies to maintain a list of favored  securities,  the "Alliance 100,"  considered by the Sub-advisor to have the most clearly  superior  earnings  potential and valuation  attraction.  The  Sub-advisor's  concentration  on a limited  universe  of  companies  allows it to devote its  extensive resources to constant  intensive  research of these  companies.  Companies are constantly added to and deleted from the Alliance 100 as their  fundamentals and valuations  change.  The  Sub-advisor's  Large Cap Growth Group, in turn,  further  refines,  on a weekly basis, the selection  process for the Portfolio with each portfolio  manager in the Group selecting 25 such companies that appear to the manager most  attractive at current  prices.  These  individual  ratings are then  aggregated  and ranked to produce a composite list of the 25 most highly  regarded  stocks,  the "Favored 25."  Approximately  70% of the  Portfolio's  net assets will usually be invested in the Favored 25 with the balance of the Portfolio's  investment portfolio  consisting  principally of other stocks in the
Alliance 100.  Portfolio  emphasis upon particular  industries or sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

         The Sub-advisor  expects the average weighted market  capitalization  of companies  represented in the Portfolio (i.e., the number of a company's  shares  outstanding  multiplied  by the price per share) to normally be in the range of or exceed the average weighted market  capitalization  of companies  comprising the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged  index of market  activity  based upon the  aggregate  performance  of a selected  portfolio  of publicly  traded  stocks, including  monthly  adjustments to reflect the  reinvestment  of dividends and  distributions.  Investments  will be made upon their potential for capital appreciation.

         Convertible  Securities.  The Portfolio may invest in convertible  securities,  which are  convertible at a stated exchange
rate  into  common  stock.  Prior  to  their  conversion,   convertible   securities  have  the  same  general   characteristics  as
non-convertible  debt  securities,  as they  provide a stable  stream of income with  generally  higher  yields than those of equity securities  of the same or similar  issuers.  As with all debt  securities,  the market  value of  convertible  securities  tends to decline as interest rates increase and, conversely,  to increase as interest rates decline.  Convertible  securities generally offer lower interest or dividend yields than  non-convertible  debt securities of similar quality.  However,  when the market price of the common stock underlying a convertible security increases,  the price of the convertible security  increasingly reflects the value of the  underlying  common  stock  and may rise  accordingly.  As the  market  price  of the  underlying  common  stock  declines,  the convertible  security  tends  to  trade  increasingly  on a yield  basis,  and thus may not  depreciate  to the same  extent  as the underlying  common  stock.  Convertible  securities  rank  senior  to common  stocks  on an  issuer's  capital  structure.  They are consequently  of higher  quality and entail less risk than the  issuer's  common  stock,  although  the extent to which such risk is reduced  depends  in large  measure  upon the  degree to which the  convertible  security  sells  above its value as a fixed  income security.  The Portfolio may invest up to 20% of its net assets in the  convertible  securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment  policies  described above.  Additional  information  about  convertible securities is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Rights and  Warrants.  The  Portfolio  may invest up to 5% of its net assets in rights or warrants,  but will do so only if the equity  securities  themselves are deemed  appropriate by the  Sub-advisor  for inclusion in the Portfolio.  Rights and warrants may be more  speculative  than certain other types of investments in that they do not entitle a holder to dividends or voting rights with  respect to the  securities  which may be  purchased  nor do they  represent  any rights in the assets of the issuing  company.
Also,  the  value of a right or  warrant  does not  necessarily  change  with the  value of the  underlying  securities.  Additional information about warrants is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest up to 15% of the value of its total assets in securities of foreign  issuers whose  common  stocks are  eligible  for  purchase by the  Portfolio  under the  investment  policies  described  above.  Additional information  about foreign  securities and their risks is included in this Statement and the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."

Options and Futures:

         While the Portfolio does not anticipate  utilizing them on a regular basis,  the Portfolio may from time to time may engage in options and futures  transactions as described below.  Additional  information about option,  futures and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Securities.  The Portfolio may write  exchange-traded  call options on common stocks,  and may purchase and sell exchange-traded  call and put options on common stocks written by others or combinations  thereof.  The Portfolio will not write put options.

         Generally,  the opportunity for profit from the writing of options is higher, and consequently the risks are greater,  when the stocks  involved are lower priced or volatile,  or both.  While an option that has been written is in force,  the maximum profit that may be derived from the optioned  stock is the premium less  brokerage  commissions  and fees.  The Portfolio  will not write a call unless the  Portfolio at all times  during the option  period owns either (a) the  optioned  securities  or has an absolute and immediate right to acquire that security  without  additional cash  consideration  (or for additional cash  consideration  held in a segregated  account by its custodian) upon conversion or exchange of other  securities held in its portfolio or (b) a call option on the same security and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less  than the  exercise  price of the call  written  or (ii) is  greater  than the  exercise  price of the call  written  if the difference is maintained by the Portfolio in liquid assets in a segregated account with its Custodian.

         Premiums  received by the Portfolio in connection with writing call options will vary widely.  Commissions,  stock transfer taxes and other  expenses of the  Portfolio  must be deducted  from such  premium  receipts.  Calls  written by the  Portfolio  will ordinarily be sold either on a national securities  exchange or through put and call dealers,  most, if not all, of whom are members of a national  securities  exchange  on which  options are traded,  and will be  endorsed  or  guaranteed  by a member of a national securities exchange or qualified broker-dealer,  which may be Donaldson,  Lufkin & Jenrette Securities Corporation,  an affiliate of the  Sub-advisor.  The  endorsing or  guaranteeing  firm requires  that the option  writer (in this case the  Portfolio)  maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The  Portfolio  will not sell a call option  written by it if, as a result of the sale,  the  aggregate of the  Portfolio's portfolio  securities  subject  to  outstanding  call  options  (valued  at the lower of the  option  price or market  value of such securities) would exceed 15% of the Portfolio's total assets.

         The  Portfolio  may purchase or write  options on  securities  of the types in which it is permitted to invest in privately negotiated (i.e.,  over-the-counter)  transactions.  The Sub-advisor has adopted procedures for monitoring the  creditworthiness  of financial institutions with which over-the-counter options transactions are effected.

         In buying a call,  the Portfolio  would be in a position to realize a gain if, during the option  period,  the price of the shares  increased by an amount in excess of the premium paid and  commissions  payable on exercise.  It would  realize a loss if the price of the security  declined or remained  the same or did not  increase  during the period by more than the amount of the premium and  commissions  payable on exercise.  In buying a put, the Portfolio  would realize a loss if the price of the security  increased or remained  the same or did not  decrease  during that  period by more than the amount of the  premium and  commissions  payable on exercise.  In addition, the Portfolio could realize a gain or loss on such options by selling them.

         The aggregate cost of all outstanding  options purchased and held by the Portfolio,  including options on market indices as described below, will at no time exceed 10% of the Portfolio's total assets.

         Options on Market  Indices.  The Portfolio may purchase and sell  exchange-traded  index  options.  Through the purchase of listed  index  options,  the  portfolio  could  achieve  many of the same  objectives  as through  the use of options on  individual securities.  Price  movements in the  Portfolio's  securities  probably will not correlate  perfectly with movements in the level of the index and,  therefore,  the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged  portfolio  securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Stock Index  Futures.  The Portfolio may purchase and sell stock index futures  contracts.  A stock index futures  contract is a bilateral  agreement  pursuant to which two parties  agree to take or make  delivery of an amount of liquid  assets  equal to a specified  dollar  amount  multiplied  by the  difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the underlying  stocks in the index is made.  The Portfolio will not purchase or sell options on stock index futures contracts.

         The Portfolio may not purchase or sell a stock index future if, immediately  thereafter,  more than 30% of its total assets would be hedged by stock index  futures.  The  Portfolio may not purchase or sell a stock index future if,  immediately  thereafter, the sum of the amount of margin deposits on the Portfolio's  existing  futures  positions would exceed 5% of the market value of the
Portfolio's total assets.

         Currently,  stock index  futures  contracts  can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite  Index on the New York Futures  Exchange and the Value
Line Stock Index on the Kansas City Board of Trade.  The Sub-advisor  does not believe that  differences in composition of the three indices will create any  differences  in the price  movements of the stock index  futures  contracts in relation to the movements in such indices.  However,  such  differences in the indices may result in  differences  in  correlation of the futures  contracts with movements in the value of the  securities  being hedged.  The  Portfolio  reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial  margin in futures  transactions  is different from that of margin in security  transactions  in that futures  contract  margin does not involve the  borrowing of funds to finance  transactions.  Rather,  the initial  margin is in the nature of a  performance  bond or good faith  deposit on the contract  which is returned to the Portfolio  upon  termination  of the futures contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection  with the use of stock index futures by the Portfolio as a hedging  device.  One risk arises  because of the imperfect  correlation  between  movements in the price of the stock index futures and movements in the price of the  securities  which are the  subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective but, if the price of the securities  being hedged has moved in an  unfavorable  direction,  the  Portfolio  would be in a better  position  than if it had not  hedged at all.  If the price of the securities  being  hedged has moved in a favorable  direction,  this  advantage  will be  partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Portfolio will experience  either a loss or gain on the future which will not be completely  offset by movements in the price of the securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation  of movements in the price of  securities  being hedged and movements in the price of the stock index futures,  the Portfolio may buy or sell stock index futures  contracts in a greater dollar amount than the dollar amount of securities  being hedged if the volatility  over a particular  time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely,  the
Portfolio may buy or sell fewer stock index futures  contracts if the volatility  over a particular time period of the prices of the securities  being  hedged is less than the  volatility  over such time  period  of the stock  index,  or if  otherwise  deemed to be appropriate by the Sub-advisor.

         Where  futures are  purchased to hedge  against a possible  increase in the price of stock before the  Portfolio is able to invest its cash (or cash  equivalents)  in stocks (or  options) in an orderly  fashion,  it is possible  that the market may decline instead.  If the  Sub-advisor  then  concludes  not to invest in stock or  options at that time  because  of concern as to  possible further  market  decline or for other  reasons,  the Portfolio  will realize a loss on the futures  contract that is not offset by a reduction in the price of securities purchased.

         The Portfolio's  Sub-advisor  intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio Turnover.  The Portfolio's  investment  policies as described above are based on the Sub-advisor's  assessment of fundamentals in the context of changing market  valuations.  Therefore,  they may under some conditions  involve frequent  purchases and sales of shares of a particular  issuer as well as the  replacement  of  securities.  The  Sub-advisor  expects that more of its portfolio  turnover will be attributable  to increases and decreases in the size of particular  portfolio  positions  rather than to the complete  elimination of a particular  issuer's securities from the Portfolio.  For more information on portfolio turnover,  see this Statement and the Trust's Prospectus under "Portfolio Turnover."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Alliance  Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed  without  shareholder approval.  The Portfolio will not:

         1.       Invest in companies for the purpose of exercising control;

         2.       Purchase the securities of any other investment  company or investment  trust,  except in compliance with the 1940
Act;

         3.       Invest in interests in oil, gas or other mineral exploration or development programs,  except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

         4.       Make short sales of securities  or purchase  securities  on margin  except for such  short-term  credits as may be necessary for the clearance of transactions;

         5.       Purchase  illiquid  securities if immediately  after such  investment  more than 15% of the Portfolio's net assets
(taken at market value) would be so invested;

Whenever any investment  restriction  states a maximum percentage of the Portfolio's assets which may be invested in any security or other asset, it is intended that such percentage be determined  immediately after and as a result of the Portfolio's  acquisition of such  securities  or other  assets.  Accordingly,  any later  increase or decrease in  percentage  beyond the  specified  limitation resulting from changes in values or net assets will not be considered a violation of any such maximum.

AST MFS Growth Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio is to seek to provide  long-term  growth of capital and future income rather than current income.

Investment Policies:

         Variable and Floating Rate  Obligations.  The Portfolio  may invest in floating or variable  rate  securities.  Investments in variable or floating rate securities  normally will involve  industrial  development or revenue bonds which provide that the rate of interest is set as a specific  percentage of a designated  base rate,  such as rates on Treasury Bonds or Bills or the prime rate at a major  commercial  bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued  interest,  which amount may be more or less than the amount of the  bondholder  paid for them.  The maturity of floating or variable  rate  obligations  (including  participation  interests  therein) is deemed to be the longer of (i) the notice period  required  before the Portfolio is entitled to receive  payment of the  obligation  upon demand or (ii) the period  remaining until the  obligation's  next  interest  rate  adjustment.  If not  redeemed  by the  Portfolio  through  the  demand  feature,  the obligations mature on a specified date, which may range up to thirty years from the date of issuance.

         Equity  Securities.  The Portfolio may invest in all types of equity  securities,  including the following:  common stocks, preferred  stocks and  preference  stocks;  securities  such as bonds,  warrants or rights that are  convertible  into  stocks;  and
depository  receipts  for  those  securities.   These  securities  may  be  listed  on  securities  exchanges,   traded  in  various
over-the-counter markets or have no organized market.

         Foreign  Securities.  The  Portfolio  may invest in  dollar-denominated  and  non-dollar  denominated  foreign  securities.
Investing in securities of foreign  issuers  generally  involves  risks not  ordinarily  associated  with investing in securities of domestic  issuers.  For a discussion of the risks  involved in foreign  securities,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Depository  Receipts.  The  Portfolio may invest in American  Depository  Receipts  ("ADRs"),  Global  Depository  Receipts
("GDRs") and other types of  depository  receipts.  ADRs are  certificates  by a U.S.  depository  (usually a bank) and  represent a specified  quantity of shares of an  underlying  non-U.S.  stock on deposit  with a  custodian  bank as  collateral.  GDRs and other types of  depository  receipts  are  typically  issued by foreign  banks or trust  companies  and evidence  ownership of  underlying securities  issued  by  either a  foreign  or a U.S.  company.  For the  purposes  of the  Portfolio's  policy  to  invest a certain percentage  of its assets in foreign  securities,  the  investments  of the  Portfolio in ADRs,  GDRs and other types of  depository receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or unsponsored.  A sponsored ADR is issued by a depository which has an exclusive  relationship  with the issuer of the underlying  security.  An  unsponsored  ADR may be issued by any number of U.S.  depositories.  Under the terms of most sponsored  arrangements,  depositories  agree to distribute  notices of shareholder  meetings and voting  instructions,  and to provide  shareholder  communications  and other  information  to the ADR  holders  at the  request  of the  issuer of the  deposited securities.  The  depository  of an  unsponsored  ADR,  on the  other  hand,  is  under  no  obligation  to  distribute  shareholder communications  received from the issuer of the deposited  securities or to pass through  voting rights to ADR holders in respect of the deposited  securities.  The Portfolio may invest in either type of ADR.  Although the U.S.  investor holds a substitute  receipt of ownership  rather than direct stock  certificates,  the use of the  depository  receipts in the United Sates can reduce costs and delays as well as potential  currency exchange and other  difficulties.  The Portfolio may purchase  securities in local markets and direct  delivery of these  shares to the local  depositary  of an ADR agent bank in the  foreign  country.  Simultaneously,  the ADR agents create a certificate  which settles at the  Portfolio's  custodian in five days. The Portfolio may also execute trades on the
U.S.  markets  using  existing  ADRs.  A foreign  issuer of the  security  underlying  an ADR is  generally  not subject to the same reporting  requirements in the United States as a domestic issuer.  Accordingly,  information  available to a U.S.  investor will be limited to the  information  the foreign  issuer is  required  to  disclose  in its  country and the market  value of an ADR may not reflect undisclosed  material  information  concerning the issuer of the underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging  Markets.  The Portfolio may invest in securities of government,  government-related,  supranational and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company  Debt.  Governments  of many  emerging  market  countries  have  exercised  and  continue to  exercise  substantial influence  over many  aspects of the private  sector  through the  ownership  or control of many  companies,  including  some of the largest  in any given  country.  As a  result,  government  actions  in the  future  could  have a  significant  effect on  economic conditions in emerging markets,  which in turn, may adversely affect companies in the private sector,  general market conditions and
prices  and  yields  of  certain  of  the  securities  in  the  Portfolio's   portfolio.   Expropriation,   confiscatory   taxation,
nationalization,  political,  economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         Foreign  currencies.  Some emerging market countries may have managed  currencies,  which are not free floating against the
U.S.  dollar.  In  addition,  there is risk that certain  emerging  market  countries  may  restrict  the free  conversion  of their currencies  into other  currencies.  Further,  certain  emerging market  currencies may not be  internationally  traded.  Certain of these currencies have  experienced a steep  devaluation  relative to the U.S. dollar.  Any devaluations in the currencies in which a
Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many emerging  markets have  experienced  substantial,  and in some periods  extremely high, rates of inflation for many years.  Inflation  and rapid  fluctuations  in inflation  rates have had and may  continue to have  adverse  effects on the economies  and  securities  markets of certain  emerging  market  countries.  In an  attempt  to control  inflation,  wage and price controls  have been imposed in certain  countries.  Of these  countries,  some,  in recent  years,  have begun to control  inflation through prudent economic policies.

         Liquidity;  Trading Volume;  Regulatory  Oversight.  The securities  markets of emerging market countries are substantially smaller,  less  developed,  less liquid and more volatile than the major  securities  markets in the U.S.  Disclosure and regulatory standards  are in many  respects  less  stringent  than U.S.  standards.  Furthermore  , there is a lower  level of  monitoring  and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the  securities of emerging market issuers  compared to volume of trading in the  securities of U.S.  issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and  competitiveness of the securities  issuers.  For example,  limited market size may cause prices to be unduly  influenced by traders who control large positions.  Adverse  publicity and investors'  perceptions,  whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situation may arise in one or more emerging  markets,  as a result of which trading of  securities  may cease or may be  substantially  curtailed and prices for the  Portfolio's  securities in such markets may not be readily  available.  The  Portfolio  may suspend  redemption  of its shares for any period  during  which an  emergency  exists,  as determined by the SEC. If market  prices are not readily  available,  the  Portfolio's  securities  in the affected  markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

         Withholding.  Income from  securities  held by the Portfolio  could be reduced by a withholding  tax on the source or other taxes imposed by the emerging  market  countries in which the Portfolio makes its  investments.  The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation  applicable  to the  Portfolio or to entities in which the Portfolio has invested.  The  Sub-advisor  will consider the cost of any taxes in determining  whether to acquire any particular  investments, but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The  Portfolio may enter into  contracts  for the purchase or sale of a specific  currency at a future date at a price at the time the  contract  is entered  into (a  "Forward  Contract"),  for hedging  purposes  (e.g.,  to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward  Contracts  entered into until maturity,  at which time it would be required to deliver or accept  delivery of the underlying  currency,  but will seek in most instances to close out positions in such
Contracts by entering into offsetting  transactions,  which will serve to fix the Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Portfolio  will also enter into  transactions  in Forward  Contracts for other than hedging  purposes,  which  presents greater  profit  potential but also  involves  increased  risk.  For example,  the  Portfolio may purchase a given foreign  currency through a Forward Contract if, in the judgement of the  Sub-advisor,  the value of such currency is expected to rise relative to the
U.S.  dollar.  Conversely,  the  Portfolio may sell the currency  through a Forward  Contract if the  Sub-advisor  believes that its value will decline relative to the dollar.

         For an  additional  discussion of Forward  Contracts see this  Statement  and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Futures  Contracts.  The Portfolio may purchase and sell futures contracts ("Future  Contracts") on stock indices,  foreign currencies,  interest rates or interest-rate related instruments,  indices of foreign currencies or commodities.  The Portfolio also may purchase and sell Futures  Contracts on foreign or domestic  fixed income  securities  or indices of such  securities  including municipal  bond  indices  and any other  indices of foreign or  domestic  fixed  income  securities  that may become  available  for trading.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures  Contracts  differ from  options in that they are  bilateral  agreements,  with both the  purchaser  and the seller equally  obligated to complete the  transaction.  Futures  Contracts call for settlement  only on the expiration  date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index  futures  contracts  are used to attempt to protect the  Portfolio's  current or intended stock  investments from broad  fluctuations in stock prices.  For example,  the Portfolio may sell stock index futures  contracts in anticipations  of or during  market  decline to  attempt  to offset  the  decrease  in market  value of the  Portfolio's  securities portfolio that might otherwise  result.  If such decline occurs,  the loss in value of portfolio  securities may be offset, in whole or in part, by gains on the futures  position.  When the Portfolio is not fully invested in the securities  market and anticipates a significant  market  advance,  it may  purchase  stock index  futures in order to gain rapid  market  exposure  that may, in part or entirely,  offset  increases in the cost of  securities  that the Portfolio  intends to purchase.  As such  purchases are made,  the corresponding  positions in stock index futures contracts will be closed out. In a substantial  majority of these transactions,  the
Portfolio will purchase such  securities  upon  termination of the futures  position,  but under unusual market  conditions,  a long futures position may be terminated without a related purchase of securities.

         The Portfolio may purchase and sell foreign  currency  futures  contracts for hedging  purposes,  to attempt to protect its current or intended  investments from fluctuations in currency  exchange rates.  Such fluctuations  could reduce the dollar value of portfolio securities denominated in foreign currencies,  or increase the dollar cost of foreign-denominated  securities, or increase the dollar cost of  foreign-denominated  securities to be acquired,  even if the value of such securities in the currencies in which they are  denominated  remains  constant.  The Portfolio may sell futures  contracts on a foreign  currency,  for example,  where it holds  securities  denominated in such currency and it  anticipates a decline in the value of such currency  relative to the dollar.
In the event such decline occurs,  the resulting  adverse effect on the value of  foreign-denominated  securities may be offset,  in whole or in part, by gains on the futures contracts.

         Conversely,  the  Portfolio  could  protect  against a rise in the  dollar  cost of  foreign-denominated  securities  to be acquired by purchasing  futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such securities  resulting from the rise in the dollar value of the underlying  currencies.  Where the Portfolio  purchases  futures contracts  under such  circumstances,  however,  and the prices of securities to be acquired  instead  decline,  the Portfolio  will sustain losses on its futures  position which could reduce or eliminate the benefits of the reduced cost of portfolio  securities to be acquired.

         For further information on Futures Contracts, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  in Other  Investment  Companies.  The  Portfolio  may  invest in other  investment  companies,  including  both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Portfolio may invest in the following  types of options,  which involves the risks  described below under the caption "Risk Factors."

         Options on Foreign  Currencies.  The  Portfolio  may  purchase  and write  options on foreign  currencies  for  hedging and non-hedging  purposes in a manner similar to that in which Futures Contracts on foreign  currencies,  or Forward Contracts,  will be utilized.  For  example,  where a rise in the dollar  value of a currency in which  securities  to be acquired  are  denominated  is projected,  thereby  increasing the cost of such securities,  the Portfolio may purchase call options thereon.  The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly,  instead of purchasing a call option to hedge against an  anticipated  increase in the dollar cost of securities to be acquired,  the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected,  will expire  unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium.  Foreign  currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options of Futures  Contracts.  The Portfolio  may also  purchase and write options to buy or sell those Futures  Contracts in which it may invest as described above under "Futures  Contracts."  Such investment  strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts  that are written or purchased  by the  Portfolio  on U.S.  Exchanges  are traded on the same contract market as the underlying Futures Contract,  and, like Futures Contracts,  are subject to the regulation by the CFTC and the performance  guarantee  of the  exchange  clearinghouse.  In  addition,  Options  on  Futures  Contracts  may be traded  on  foreign exchanges.  The  Portfolio  may cover the writing of call  Options on Futures  Contracts  (a) through  purchases  of the  underlying
Futures Contract,  (b) through ownership of the instrument,  or instruments included in the index,  underlying the Futures Contract, or (c) through the holding of a call on the same Futures  Contract and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the  exercise  price of the call  written or (ii) is greater  than the exercise  price of the call written if the Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  The Portfolio may cover the writing of put Options on Futures  Contracts (a) through sales of the  underlying  Futures  Contract,  (b) through the ownership of liquid and  unencumbered  assets equal to the value of the security or index  underlying the Futures  Contract,  or (c)
through the holding of a put on the same Futures  Contract and in the same  principal  amount as the put written  where the exercise price of the put held (i) is equal to or greater than the exercise  price of the put written or where the exercise  price of the put held (ii) is less than the  exercise  price of the put written if the  Portfolio  owns liquid and  unencumbered  assets equal to the difference.  Put and call Options on Futures  Contracts  may also be covered in such other manner as may be in  accordance  with the rules of the exchange on which the option is traded and  applicable  laws and  regulations.  Upon the exercise of a call Option on a
Futures  Contract  written by the Portfolio,  the Portfolio will be required to sell the underlying  Futures  Contract which, if the
Portfolio  has  covered its  obligation  through  the  purchase of such  Contract,  will serve to  liquidate  its futures  position.
Similarly,  where a put Option on a Futures  Contract  written by the  Portfolio is  exercised,  the  Portfolio  will be required to purchase the underlying  Futures  Contract  which,  if the Portfolio has covered its  obligation  through the sale of such Contract, will close out its futures position.

         Depending on the degree of  correlation  between  changes in the value of its portfolio  securities  and the changes in the value of its futures  positions,  the Portfolio's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The  Portfolio may write (sell)  covered put and call options,  and purchase put and call options, on securities.

         A call option  written by the  Portfolio is  "covered" if the  Portfolio  owns the security  underlying  the call or has an absolute and immediate right to acquire that security without  additional cash  consideration (or for additional cash  consideration if the Portfolio  owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon  conversion or exchange of other  securities  held in its  portfolio.  A call option is also covered if the Portfolio  holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise price of the call  written  or (b) is  greater  than the  exercise  price of the call  written  if the  Portfolio  owns  liquid  and unencumbered  assets  equal to the  difference.  If the  portfolio  writes a put option it must  segregate  liquid and  unencumbered assets with a value equal to the exercise  price,  or else holds a put on the same security and in the same principal  amount as the put written  where the exercise  price of the put held is equal to or greater  than the  exercise  price of the put written or where the  exercise  price  of the put held is less  than  the  exercise  price  of the put  written  if the  Portfolio  owns  liquid  and unencumbered  assets  equal to the  difference.  Put and call  options  written by the  Portfolio  may also be covered in such other manner as may be in  accordance  with the  requirements  of the exchange on which,  or the  counterparty  with which,  the option is traded, and applicable laws and regulations.

         Effecting a closing  transaction  in the case of a written  call option will permit the  Portfolio  to write  another  call option on the underlying  security with either a different  exercise  price or expiration  date or both, or in the case of a written put option will permit the  Portfolio  to write  another put option to the extent that the  Portfolio  owns liquid and  unencumbered assets. Such transactions  permit the Portfolio to generate  additional premium income,  which will partially offset declines in the value of portfolio  securities or increases in the cost of securities to be acquired.  Also,  effecting a closing  transaction  will permit the cash or proceeds from the  concurrent  sale of any securities  subject to the option to be used for other  investments of the  Portfolio,  provided  that  another  option on such  security is not  written.  If the  Portfolio  desires to sell a particular security  from its portfolio on which it has written a call option,  it will effect a closing  transaction  in  connection  with the option prior to or concurrent with the sale of the security.

         The  Portfolio  may write  options in connection  with  buy-and-write  transactions;  that is, the Portfolio may purchase a security and then write a call option  against that  security.  The exercise  price of the call option the  Portfolio  determines to write will depend upon the expected  price  movement of the  underlying  security.  The exercise price of a call option may be below
("in-the-money"),  equal to ("at-the-money") or above  ("out-of-the-money") the current value of the underlying security at the time the option is written.  Buy-and-write  transactions  using  in-the-money call options may be used when it is expected that the price of the underlying  security will decline  moderately during the option period.  Buy-and-write  transactions  using  out-of-the-money call options may be used when it is expected that the premiums  received from writing the call option plus the  appreciation  in the market  price of the  underlying  security  up to the  exercise  price will be  greater  than the  appreciation  in the price of the underlying  security  alone.  If the call  options are  exercised in such  transactions,  the  Portfolio's  maximum gain will be the premium  received by it for writing the option,  adjusted  upwards or downwards by the difference  between the Portfolio's  purchase price of the security and the exercise  price,  less related  transaction  costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return  characteristics  to buy-and-write  transactions.  If the market price or the underlying  security rises or otherwise is above the exercise  price,  the put option will expire  worthless and the  Portfolio's  gain will be limited to the premium  received,  less  related  transaction  costs.  If the market price of the underlying  security  declines or otherwise is below the exercise price, the Portfolio may elect to close the position or retain the option until it is exercised,  at which time the Portfolio will be required to take delivery of the security at the exercise  price;
the Portfolio's  return will be the premium  received from the put option minus the amount by which the market price of the security is below the exercise  price,  which could result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write  combinations  of put and call options on the same  security,  known as  "straddles"  with the same exercise  price and expiration  date. By writing a straddle,  the Portfolio  undertakes a  simultaneous  obligation to sell and purchase  the same  security in the event that one of the options is  exercised.  If the price of the  security  subsequently  rises sufficiently  above the exercise price to cover the amount of the premium and transaction  costs,  the call will likely be exercised and the Portfolio will be required to sell the underlying  security at a below market price.  This loss may be offset,  however,  in whole or in part,  by the premiums  received on the writing of the two options.  Conversely,  if the price of the security  declines by a sufficient  amount,  the put will likely be  exercised.  The writing of straddles  will likely be  effective,  therefore,  only where the price of the security  remains stable and neither the call nor the put is exercised.  In those  instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on  securities  will not be  undertaken  by the  Portfolio  solely for hedging  purposes,  and could involve  certain  risks  which are not present in the case of hedging  transactions.  Moreover,  even where  options are written for hedging  purposes,  such  transactions  constitute  only a partial  hedge against  declines in the value of portfolio  securities or against  increases in the value of  securities  to be acquired,  up to the amount of the premium.  The  Portfolio  may also purchase options for hedging purposes or to increase its return.

         The Portfolio  may also  purchase  call options to hedge against an increase in the price of securities  that the Portfolio anticipates  purchasing  in the  future.  If such  increase  occurs,  the call  option will  permit the  Portfolio  to purchase  the securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Portfolio  may write (sell)  covered call and put options and purchase call and put options on stock indices.  The Portfolio may cover written call options on stock indices by owning  securities  whose price changes,  in the opinion of the  Sub-advisor,  are expected to be similar to those of the  underlying  index,  or by having an absolute and immediate right to acquire such securities  without  additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon conversion or exchange of other securities in its portfolio.  The  Portfolio  may also  cover  call  options  on stock  indices  by  holding a call on the same  index and in the same principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call written or (b) is greater than the exercise price of the call written if the Portfolio own liquid and  unencumbered  assets equal to the difference.  If the Portfolio writes put options on stock indices,  it must segregate  liquid and  unencumbered  assets with a value  equal to the  exercise  price,  or hold a put on the same  stock  index  and in the same  principal  amount as the put written  where the exercise  price of the put held (a) is equal to or greater  than the exercise  price of the put written or (b) is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the difference.  Put and call options on stock  indices may also be covered in such other manner as may be in  accordance  with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The  purchase  of call  options on stock  indices may be used by the  Portfolio  to attempt to reduce the risk of missing a broad  market  advance,  or an advance in an industry or market  segment,  at a time when the  Portfolio  holds  uninvested  cash or short-term  debt securities  awaiting  investment.  When purchasing call options for this purpose,  the Portfolio will also bear the risk of losing all or a portion  of the  premium  paid it the value of the index  does not rise.  The  purchase  of call  options on stock  indices  when the  Portfolio  is  substantially  fully  invested is a form of  leverage,  up to the amount of the premium and related  transaction costs, and involves risks of loss and of increased  volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index  underlying a stock index  option may be a  "broad-based"  index,  such as the Standard & Poor's 500 Index or the
New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect  movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market  indices,  such as the Standard & Poor's 100 Index,  or on indices of securities of particular  industry groups,  such as those of oil and gas or technology  companies.  A stock index assigns relative  values to the stocks  included in the index and the index  fluctuates  with changes in the market  values of the stocks so included.  The composition of the index is changed periodically.

         For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

Risk of Imperfect  Correlation of Hedging  Instruments  with the Portfolio's  Portfolio.  The use of derivatives for "cross hedging"
purposes  (such as a  transaction  in a Forward  Contract on one  currency to hedge  exposure to a different  currency)  may involve greater  correlation  risks.  Consequently,  the Portfolio  bears the risk that the price of the portfolio  securities  being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures  contracts or options based upon a narrower index of securities,  such as those of a particular  industry  group,  may present  greater risk than options or futures based on a broad market  index.  This is due to the fact that a  narrower  index is more  susceptible  to rapid and  extreme  fluctuations  as a result of changes in the value of a small number of securities.  Nevertheless,  where the Portfolio  enters into  transactions  in options or futures on  narrowly-based indices for hedging  purposes,  movements in the value of the index should,  if the hedge is successful,  correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging purposes entails the additional risk of imperfect  correlation  between movements in the price of the derivative and the price of the underlying  index or obligation.  The anticipated  spread between the prices may be distorted  due to the  difference in the nature of the markets such as  differences  in margin  requirements,  the liquidity of such markets and the  participation  of speculators in the  derivatives  markets.  In this regard,  trading by speculators in derivatives has in the past  occasionally  resulted in market  distortions,  which may be difficult or impossible to predict,  particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails the risk that  changes in the value of the  underlying  Futures
Contracts will not be fully reflected in the value of the option.  The risk of imperfect  correlation,  however,  generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on  securities,  options on stock  indices,  options on currencies and Options on Futures
Contracts,  the Portfolio is subject to the risk of market  movements  between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered  call  option on a  security,  index or futures  contract,  the  Portfolio  also  incurs the risk that changes in the value of the  instruments  used to cover the  position  will not  correlate  closely with changes in the value of the option or underlying  index or instrument.  For example,  where the Portfolio  covers a call option written on a stock index through segregation  of  securities,  such  securities  may not match the  composition  of the  index,  and the  Portfolio  may not be fully covered.  As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Portfolio may enter  transactions in derivatives for non-hedging  purposes as well as hedging purposes.  Non-hedging  transactions in such instruments  involve greater risks and may result in losses which may not be offset by increases in the value of portfolio  securities or declines in the cost of securities  to be acquired.  Nevertheless,  the method of covering  an option  employed  by the  Portfolio  may not fully  protect it against  risk of loss and,  in any event,  the
Portfolio  could suffer losses on the option  position which might not be offset by  corresponding  portfolio  gains.  The Portfolio may also enter into  futures,  Forward  Contracts  for  non-hedging  purposes.  For  example,  the  Portfolio  may enter into such a transaction  as an  alternative  to purchasing or selling the  underlying  instrument or to obtain  desired  exposure to an index or market.  In such  instances,  the  Portfolio  will be exposed to the same  economic  risks  incurred  in  purchasing  or selling the underlying  instrument or instruments.  However,  transactions in futures,  Forward  Contracts may be leveraged,  which could expose the  Portfolio to greater risk of loss than such  purchases or sales.  Entering  into  transactions  in  derivatives  for other than hedging  purposes,  therefore,  could  expose  the  Portfolio  to  significant  risk of loss if the  prices,  rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on  securities,  the  Portfolio  incurs the risk that the price of the  underlying security will not remain  stable,  that one of the options  written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions,  therefore,  create an opportunity for increased return by providing the
Portfolio with two simultaneous  premiums on the same security,  but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential Lack of a Liquid Secondary  Market.  Prior to exercise or expiration,  a futures or option position can only be terminated by entering into a closing  purchase or sale  transaction.  In that event,  it may not be possible to close out a position held by the Portfolio,  and the Portfolio could be required to purchase or sell the instrument  underlying an option,  make or receive a cash  settlement  or meet ongoing  variation  margin  requirements.  Under such  circumstances,  if the  Portfolio  has insufficient cash available to meet margin  requirements,  it will be necessary to liquidate portfolio securities or other assets at a time when it is  disadvantageous  to do so. The  inability to close out options and futures  positions,  therefore,  could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

         The  trading of Futures  Contracts  and  options is also  subject to the risk of trading  halts,  suspensions,  exchange or clearinghouse equipment failures,  government intervention,  insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity,  which could at times make it difficult or impossible to liquidate  existing positions or to recover excess variation margin payments.

         Potential  Bankruptcy  of a  Clearinghouse  or Broker.  When the  Portfolio  enters into  transactions  in  exchange-traded futures or options,  it is exposed to the risk of the potential  bankruptcy  of the relevant  exchange  clearinghouse  or the broker through  which the  Portfolio  has effected the  transaction.  In that event,  the  Portfolio  might not be able to recover  amounts deposited as margin,  or amounts owed to the Portfolio in connection with its  transactions,  for an indefinite  period of time, and could  sustain  losses of a portion or all of such  amounts.  Moreover,  the  performance  guarantee  of an  exchange  clearinghouse generally extends only to its members and the Portfolio could sustain losses,  notwithstanding  such guarantee,  in the event of the bankruptcy of its broker.

         Trading and Position  Limits.  The exchanges on which futures and options are traded may impose  limitations  governing the maximum  number of positions on the same side of the market and  involving  the same  underlying  instrument  which may be held by a single  investor,  whether  acting alone or in concert with others  (regardless  of whether such  contracts  are held on the same or different  exchanges or held or written in one or more accounts or through one or more brokers.)  Further,  the CFTC and the various contract  markets  have  established  limits  referred  to as  "speculative  position  limits" on the  maximum net long or net short position  which any person may hold or control in a particular  futures or option  contract.  An exchange may order the  liquidation of positions found to be in violation of these limits and it may impose other sanctions or  restrictions.  The Sub-advisor  does not believe that these trading and position  limits will have any adverse  impact on the  strategies  for hedging the  portfolios of the
Portfolio.

         Risks of Options on Futures  Contracts.  The amount of risk the Portfolio  assumes when it purchases an Option on a Futures
Contract  is the  premium  paid for the  option,  plus  related  transaction  costs.  In order to profit  from an option  purchased, however,  it may be necessary to exercise the option and to liquidate the underlying  Futures Contract,  subject to the risks of the availability of a liquid offset market  described  herein.  The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading,  including the requirement of initial and variation margin payments,  as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying  security,  index,  currency or
Futures Contract.

         Risks of Transactions in Foreign Currencies and  Over-the-Counter  Derivatives and Other Transactions Not Conducted on U.S.
Exchanges.  Transactions  in Forward  Contracts  on foreign  currencies,  as well as futures and options on foreign  currencies  and transactions  executed on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined above. In addition,  however,  such  transactions  are  subject  to the risk of  governmental  actions  affecting  trading in or the prices of currencies  underlying such contracts,  which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio.  Further,  the value of such  positions  could be adversely  affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further,  unlike  trading in most other types of  instruments,  there is no systematic  reporting of last sale  information with respect to the foreign  currencies  underlying  contracts  thereon.  As a result,  the available  information  on which trading systems will be based may not be as complete as the comparable  data on which the Portfolio makes  investment and trading  decisions in connection with other  transactions.  Moreover,  because the foreign  currency market is a global,  24-hour market,  events could occur in that market which will not be reflected in the forward,  futures or options market until the following day,  thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign currency  options  generally must occur within the country  issuing the  underlying  currency,  which in turn  requires  traders to accept or make  delivery of such  currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking  relationships,  fees, taxes or other charges.

         Unlike  transactions  entered  into  by the  Portfolio  in  Futures  Contracts  and  exchange-traded  options,  on  foreign currencies,  Forward Contracts,  over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract  markets  regulated by the CFTC or (with the exception of certain  foreign  currency  options) the SEC. To the contrary, such  instruments are traded through  financial  institutions  acting as  market-makers,  although foreign currency options are also traded on certain national  securities  exchanges,  such as the Philadelphia  Stock Exchange and the Chicago Board Options Exchange,
subject to SEC regulation.  In an over-the-counter  trading environment,  many of the protections afforded to exchange  participants will not be available.  For example,  there are no daily price  fluctuation  limits,  and adverse market  movements  could therefore continue to an  unlimited  extent over a period of time.  Although the  purchaser  of an option  cannot lose more than the amount of the premium plus related  transaction costs, this entire amount could be lost.  Moreover,  the option writer and a trader of Forward
Contracts could lose amounts  substantially in excess of their initial  investments,  due to the margin and collateral  requirements associated with such positions.

         In  addition,  over-the-counter  transactions  can only be entered  into with a financial  institution  willing to take the opposite  side,  as  principal,  of the  Portfolio's  position  unless the  institution  acts as broker and is able to find  another counterparty  willing to enter into the transaction  with the Portfolio.  Where no such  counterparty  is available,  it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions are not subject to the guarantee of an exchange  clearinghouse,  and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial  institution  serving as its  counterparty.
One or more of such institutions  also may decide to discontinue  their role as market-makers in a particular  currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures  Contracts,  Options on Futures Contracts and options on foreign currencies may be traded on exchanges  located in foreign  countries.  Such  transactions may not be conducted in the same manner as those entered into on U.S. exchanges,  and may be subject to different margin, exercise,  settlement or expiration procedures.  As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign  currencies  traded on national  securities  exchanges  are within the  jurisdiction  of the SEC, as are other securities  traded on such exchanges.  As a result,  many of the protections  provided to traders on organized  exchanges will be available with respect to such  transactions.  In particular,  all foreign currency option  positions  entered into on a national securities  exchange are cleared and  guaranteed  by the Options  Clearing  Corporation  (the "OCC"),  thereby  reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks  regarding  adverse  market movements,  margining  of options  written,  the nature of the  foreign  currency  market,  possible  intervention  by  governmental authorities and the effects of other  political and economic  events.  In addition,  exchange-traded  options on foreign  currencies involve certain risks not presented by the  over-the-counter  market.  For example,  exercise and settlement of such options must be made exclusively  through the OCC, which has established  banking  relationships in applicable  foreign  countries for this purpose.
As a result, the OCC may, if it determines that foreign  governmental  restrictions or taxes would prevent the orderly settlement of foreign currency option  exercises,  or would result in undue burdens on the OCC or its clearing member,  impose special  procedures on exercise and  settlement,  such as technical  changes in the mechanics of delivery of currency,  the fixing of dollar  settlement prices or prohibitions on exercise.

         Short Term  Instruments.  The Portfolio may hold cash and invest in cash  equivalents,  such as short-term U.S.  Government
Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market conditions when the Sub-advisor  believes that investing for temporary  defensive purposes is appropriate,  or in order to meet anticipated  redemption  requests,  a large portion or all of the assets of the Portfolio may be invested in cash (including  foreign  currency) or cash equivalents,  including,  but not limited to,  obligations of banks  (including  certificates  of deposit,  bankers  acceptances,  time deposits and  repurchase  agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         "When-Issued"  Securities.  The Portfolio may purchase  securities on a  "when-issued,"  "forward  commitment," or "delayed delivery  basis." The  commitment  to purchase a security  for which  payment will be made on a future date may be deemed a separate security.  While  awaiting  delivery of securities  purchased on such basis,  the Portfolio  will identify  liquid and  unencumbered assets equal to its forward delivery commitment.

         For more information  about  when-issued  securities,  please see this Statement under "Certain Risk Factors and Investment
Methods."

AST Alger Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

         Cash Position.  In order to afford the Portfolio the  flexibility to take advantage of new  opportunities  for  investments in accordance  with its  investment  objective or to meet  redemptions,  it may, under normal  circumstances,  hold up to 15% of its total  assets in money  market  instruments  including,  but not limited to,  certificates  of deposit,  time  deposits and bankers'
acceptances  issued by  domestic  bank and  thrift  institutions,  U.S.  Government  securities,  commercial  paper  and  repurchase agreements.  In addition,  when the  Sub-advisor's  analysis of economic and  technical  market  factors  suggests that common stock prices will decline  sufficiently  so that a temporary  defensive  position is deemed  advisable,  the Portfolio may invest in these instruments without limitation.

         U.S. Government  Obligations.  Obligations,  bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S.  Government Agency  Obligations.  These securities are issued or guaranteed by U.S.  Government-sponsored  enterprises and federal agencies.  These include securities issued by the Federal National Mortgage  Association,  Government  National Mortgage
Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration,  Banks for Cooperatives,  Federal Intermediate
Credit Banks,  Federal  Financing Bank, Farm Credit Banks, the Small Business  Administration,  Federal Housing  Administration  and
Maritime  Administration.  Some of these  securities  are  supported  by the full  faith and  credit of the U.S.  Treasury;  and the remainder are supported  only by the credit of the  instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.  Certain of these securities may have volatility  risks,  prepayment risks and extension risk, which could have a negative impact on the Portfolio's net asset value.

         Bank  Obligations.  These are  certificates  of  deposit,  bankers'  acceptances  and other  short-term  debt  obligations.
Certificates  of deposit  are  short-term  obligations  of  commercial  banks.  A  bankers'  acceptance  is a time draft  drawn on a commercial bank by a borrower,  usually in connection with international commercial  transactions.  Certificates of deposit may have fixed or variable rates.

         The Portfolio will not invest in any debt security  issued by a commercial  bank unless (i) the bank has total assets of at least $1 billion,  or the  equivalent in other  currencies,  or, in the case of domestic  banks which do not have total assets of at least $1 billion,  the  aggregate  investment  made in any one such bank is limited to  $100,000  and the  principal  amount of such investment is insured in full by the Federal Deposit  Insurance  Corporation,  (ii) in the case of U.S. banks, it is a member of the
Federal Deposit Insurance  Corporation,  and (iii) in the case of foreign banks, the security is, in the opinion of the Sub-advisor, of an investment  quality  comparable to other debt securities  which may be purchased by the Portfolios.  These  limitations do not prohibit  investments  in  securities  issued by foreign  branches  of U.S.  banks,  provided  such U.S.  banks  meet the  foregoing requirements.

         Investments by the Portfolio in foreign bank  obligations  and  obligations  of foreign  branches of domestic banks present many of the same risks as  investments in foreign  securities  generally.  In view of these risks,  the  Sub-advisor  will carefully evaluate these  investments on a case-by-case  basis.  For  additional  discussion of foreign  securities and their risks,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short-term  Corporate Debt Securities.  These are outstanding  nonconvertible  corporate debt securities  (e.g.,  bonds and debentures)  which have one year or less remaining to maturity.  Corporate debt  securities  may have fixed,  variable,  or floating rates.  For additional discussion on debt securities see this Statement under "Certain Risk Factors and Investment Methods."

         Commercial  Paper.  These are short-term  promissory notes issued by corporations  primarily to finance  short-term  credit needs.

         Variable Rate Master Demand Notes.  These are unsecured  instruments  that permit the amount of indebtedness  thereunder to vary and provide for periodic  adjustments in the interest rate.  Because these notes are direct  lending  arrangements  between the
Portfolio  and the  issuer,  they are not  normally  traded.  Although no active  secondary  market may exist for these  notes,  the
Portfolio  may demand  payment of  principal  and accrued  interest at any time or may resell the note to a third  party.  While the notes are not typically rated by credit rating  agencies,  issuers of variable rate master demand notes must satisfy the Sub-advisor that the same  criteria for issuers of  commercial  paper are met. In addition,  when  purchasing  variable rate master demand notes for the Portfolio,  the Sub-advisor  will consider the earning power,  cash flows and other  liquidity  ratios of the issuers of the notes and will  continuously  monitor  their  financial  status and ability to meet  payment on demand.  In the event an issuer of a variable rate master demand note were to default on its payment  obligations,  the Portfolio  might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

         Firm Commitment  Agreements and When-Issued  Transactions.  Firm commitment  agreements and when-issued  transactions would be used, for example,  when a decline in the yield of securities of a given issuer is anticipated and a more advantageous  yield may be obtained by committing  currently to purchase  securities to be issued later.  The Portfolio will not use these  transactions for leveraging  purposes and,  accordingly,  will segregate cash or liquid  securities in an amount  sufficient at all times to meet its purchase  obligations under these agreements.  Additional  information about firm commitment  agreements,  when-issued  transactions and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending of Portfolio  Securities.  The Portfolio will not lend  securities to the Investment  Manager,  the  Sub-advisor or their  affiliates.  By lending its securities,  the Portfolio can increase its income by continuing to receive interest or dividends on the loaned  securities as well as by either  investing the cash  collateral or by earning  income in the form of interest paid by the borrower  when U.S.  Government  securities  are used as  collateral.  The  Portfolio  will adhere to the  following  conditions whenever its securities are loaned:  (a) the Portfolio  must receive at least 100 percent cash  collateral or equivalent  securities from the  borrower,  (b) the borrower must increase this  collateral  whenever the market value of the loaned  securities  including accrued interest  exceeds the value of the collateral,  (c) the Portfolio must receive  reasonable  interest on the loan, as well as any dividends,  interest or other  distributions  on the loaned  securities and any increase in market value,  (d) the Portfolio may pay only reasonable  custodian fees in connection with the loan. For additional  information on the lending of Portfolio  securities and its risks see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio  may  invest up to 20% of the value of its total  assets in  foreign  securities  (not including  American  Depositary  Receipts,  American  Depositary Shares or U.S.  dollar-denominated  securities of foreign issuers).
Foreign  securities  investments  may be affected by, among other matters,  changes in  governmental  administration  or economic or monetary  policy (in the United States and abroad) or changed  circumstances  in dealing among  nations.  Securities  purchased on a foreign  exchange  may be held in custody by a bank or other  depository  located  in that  market.  For  additional  discussion  on foreign securities see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Alger Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the  Trustees  without shareholder approval.  The Portfolio will not:

1.       Purchase  securities on margin,  except (i) for use of short-term  credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

2.       Mortgage,  pledge,  hypothecate  or,  in any  manner,  transfer  any  security  owned  by the  Portfolio  as  security  for indebtedness  except as may be  necessary in  connection  with  permissible  borrowings  or  investments  and then such  mortgaging, pledging  or  hypothecating  may not exceed 10% of the  Portfolio's  total  assets at the time of  borrowing  or  investment.  These restrictions shall not apply to transactions  involving reverse repurchase  agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis;

3.       Invest in oil, gas or mineral leases.

4.       Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

5.       The  Portfolio  may not  invest  more than 15% of the assets of the  Portfolio  (taken at the time of the  investments)  in
"illiquid  securities,"  illiquid  securities being defined to include  securities  subject to legal or contractual  restrictions on resale (which may include private placements),  repurchase  agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased,  securities being used to cover options a Portfolio has written,  securities for which market  quotations  are not readily  available,  or other  securities  which  legally or in the  Sub-advisor's  option may be deemed illiquid.

6.        Selling securities short, except that the Portfolio may sell securities "short against the box."

7.       Writing or selling puts, calls, straddles, spreads or combinations thereof.

8.       Making investments for the purpose of exercising control or management.

AST Marsico Capital Growth Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek capital  growth.  Realization  of income is not an investment  objective and any income  realized on the  Portfolio's  investments,  therefore,  will be incidental to the  Portfolio's objective.

Investment Policies:

         Futures,  Options  and Other  Derivative  Instruments.  The  Portfolio  may enter into  futures  contracts  on  securities, financial  indices,  and  foreign  currencies  and options on such  contracts,  and may invest in options on  securities,  financial indices and foreign  currencies,  forward  contracts and swaps.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the aggregate  amount of the Portfolio's  commitments  under  outstanding  futures  contract  positions and options on futures  contracts  written by the  Portfolio  would exceed the market value of the total  assets of the  Portfolio.  The
Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of securities and indices based on the types of securities  in which the Portfolio is permitted to invest  directly.  The  Portfolio  will effect such  transactions only with investment dealers and other financial  institutions  (such as commercial banks or savings and loan  institutions)  deemed creditworthy by the Sub-advisor,  and only pursuant to procedures adopted by the Sub-advisor for monitoring the  creditworthiness of those  entities.  To the extent that an option  bought or written by the  Portfolio in a  negotiated  transaction  is illiquid,  the value of an option bought or the amount of the  Portfolio's  obligations  under an option written by the Portfolio,  as the case may be,  will be subject  to the  Portfolio's  limitation  on  illiquid  investments.  In the case of  illiquid  options,  it may not be possible for the Portfolio to effect an offsetting  transaction  at a time when the  Sub-advisor  believes it would be  advantageous for the Portfolio to do so. For a description of these  strategies and  instruments  and certain risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling  Interest Rate Caps and Floors.  In addition to the strategies  noted above, the  Portfolio,  in order to  attempt  to  protect  the value of its  investments  from  interest  rate or  currency  exchange  rate fluctuations,  may enter into  interest  rate swaps and may buy or sell  interest  rate caps and floors.  The  Portfolio  expects to enter into these  transactions  primarily to preserve a return or spread on a particular  investment or portion of its  investments.
The Portfolio also may enter into these  transactions  to protect  against any increase in the price of securities the Portfolio may consider  buying at a later date.  The Portfolio does not intend to use these  transactions  as  speculative  investments.  Interest rate swaps involve the exchange by the Portfolio  with another party of their  respective  commitments  to pay or receive  interest,
e.g., an exchange of floating rate payments for fixed rate payments.  The exchange  commitments  can involve  payments to be made in the same  currency or in different  currencies.  The purchase of an interest rate cap entitles the  purchaser,  to the extent that a specified index exceeds a predetermined  interest rate, to receive  payments of interest on a contractually  based principal  amount from the party selling the interest rate cap. The purchase of an interest rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest rate, to receive  payments of interest on a  contractually  based  principal amount from the party selling the interest rate floor.

         The Portfolio  may enter into  interest rate swaps,  caps and floors on either an  asset-based  or  liability-based  basis, depending  upon  whether it is hedging its assets or its  liabilities,  and will  usually  enter into  interest  rate swaps on a net basis,  i.e.,  the two payment  streams are netted out,  with the  Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments.  The net amount of the excess,  if any,  of the  Portfolio's  obligations  over its  entitlements  with respect to each  interest  rate swap will be  calculated  on a daily basis and an amount of cash or other  liquid  assets  having an aggregate  net asset value at least equal to the  accrued  excess will be  maintained  in a  segregated  account by the  Portfolio's custodian.  If the Portfolio  enters into an interest  rate swap on other than a net asset basis,  the  Portfolio  would  maintain a segregated  account in the full  amount  accrued on a daily  basis of the  Portfolio's  obligations  with  respect to the swap.  The
Portfolio  will  not  enter  into any  interest  rate  swap,  cap or floor  transaction  unless  the  unsecured  senior  debt or the claims-paying  ability of the other party thereto is rated in one of the three highest rating  categories of at least one nationally recognized  statistical  rating  organization  at the time of entering  into such  transaction.  The  Sub-advisor  will  monitor the creditworthiness  of all  counterparties  on an ongoing basis.  If there is a default by the other party to such a transaction,  the
Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially  in recent years with a large number of banks and investment  banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result, the swap market has become  relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the Portfolio  sells (i.e.,  writes) caps and floors,  it will  maintain in a  segregated  account cash or other liquid  assets  having an aggregate  net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of  interest  rate swap  transactions  that may be  entered  into by the  Portfolio.  These transactions  may in some  instances  involve  the  delivery  of  securities  or other  underlying  assets by the  Portfolio  or its counterparty to collateralize  obligations  under the swap.  Under the  documentation  currently used in those markets,  the risk of loss with  respect  to  interest  rate  swaps is  limited to the net amount of the  payments  that the  Portfolio  is  contractually obligated to make. If the other party to an interest rate swap that is not  collateralized  defaults,  the Portfolio  would risk the loss of the net amount of the payments  that the  Portfolio  contractually  is entitled to receive.  The  Portfolio may buy and sell
(i.e.,  write)  caps and  floors  without  limitation,  subject  to the  segregated  account  requirement  described  above.  For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Reverse  Repurchase  Agreements.  The Portfolio may enter into reverse  repurchase  agreements.  For a description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk  Securities.  High-yield/high-risk  securities  (or "junk"  bonds)  are debt  securities  rated  below investment  grade by the primary  rating  agencies  such as Standard & Poor's  Rating  Services  ("Standard  & Poor's")  and Moody's
Investors Service,  Inc.  ("Moody's").  The Portfolio will not invest more than 5% of its total assets in  high-yield/high-risk  and mortgage- and asset-backed securities.

         The value of lower  quality  securities  generally  is more  dependent  on the ability of the issuer to meet  interest  and principal  payments  (i.e.  credit risk) than is the case for higher  quality  securities.  Conversely,  the value of higher quality securities  may be more sensitive to interest rate  movements  than lower quality  securities.  The Portfolio will not purchase debt securities  rated below "CCC-" by Standard & Poor's or "Caa" by Moody's.  The Portfolio  may also purchase  unrated bonds of foreign and domestic issuers.  For an additional  discussion of  high-yield/high-risk  and mortgage- and asset-backed  securities,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero Coupon,  Pay-in-Kind,  and Step Coupon Bonds.  The Portfolio  may purchase zero coupon,  pay-in-kind,  and step coupon bonds.  Zero coupon  bonds are debt  securities  that do not pay  periodic  interest,  but are issued at a discount  from their face value.  The discount  approximates  the total  amount of interest  the  security  will accrue from the date of issuance to maturity.
Pay-in-kind  bonds  normally  give the issuer the option to pay cash at a coupon  payment  date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon  payment  that would have been made.  Step coupon bonds begin to pay coupon interest,  or pay an increased rate of interest,  at some time after they are issued.  The discount at which step coupon bonds trade depends on the time remaining until cash payments begin,  prevailing  interest rates, the liquidity of the security and the  perceived  credit  quality of the issuer.  The market  value of zero  coupon,  pay-in-kind  and step coupon bonds  generally  will fluctuate more in response to changes in interest  rates than will  conventional  interest-paying  securities with comparable  maturities.  For an additional  discussion of zero coupon securities,  see this SAI under "Certain Risk Factors and
Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Marsico Capital Growth  Portfolio.  These  limitations are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  does not  currently  intend to sell  securities  short,  unless it owns or has the right to obtain securities  equivalent  in kind and amount to the  securities  sold  short  without  the  payment  of any  additional  consideration therefor,  and provided that  transactions in futures,  options,  swaps and forward  contracts are not deemed to constitute  selling securities short.

         2.       The Portfolio  does not currently  intend to purchase  securities on margin,  except that the Portfolio may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits in connection  with  transactions in futures,  options,  swaps and forward  contracts  shall not be deemed to constitute  purchasing securities on margin.

         3.       The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed,  in the aggregate,  15% of the  Portfolio's  net asset value,  provided that this  limitation  does not apply to (i) reverse  repurchase agreements;  (ii) deposits of assets on margin; (iii) guaranteed positions in futures,  options, swaps or forward contracts; or (iv)
the segregation of assets in connection with such contracts.

         4.       The Portfolio does not currently  intend to purchase any securities or enter into a repurchase  agreement if, as a result,  more than 15% of its net  assets  would be  invested  in  repurchase  agreements  not  entitling  the  holder to payment of principal  and interest  within seven days and in securities  that are illiquid by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available  market.  The Trustees of the Trust, or the  Sub-advisor  acting pursuant to authority delegated by the Trustees,  may determine  that a readily  available  market exists for securities  eligible for resale  pursuant to
Rule 144A under the  Securities  Act of 1933,  as amended,  or any  successor  to such rule,  and  Section  4(2)  commercial  paper.
Accordingly, such securities may not be subject to the foregoing limitation.

         5.       The Portfolio may not invest in companies for the purpose of exercising control or management.

AST JanCap Growth Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is growth of capital in a manner consistent with the preservation of  capital.  Realization  of income is not a  significant  investment  consideration  and any income  realized  on the  Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Investment Policies:

         The Portfolio  may, as a fundamental  policy,  invest all of its assets in the securities of a single  open-end  management investment  company with  substantially  the same  fundamental  investment  objectives,  policies and  restrictions as the Portfolio subject to the prior approval of the Investment  Manager.  The Investment  Manager will not approve such investment  unless: (a) the
Investment  Manager  believes,  on the advice of counsel,  that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance  policies  supported by the separate accounts of the Participating  Insurance  Companies which purchase  shares of the Trust;  (b) the Investment  Manager has given prior notice to the  Participating  Insurance  Companies that it intends to permit such investment and has determined  whether such  Participating  Insurance  Companies intend to redeem any shares and/or  discontinue the purchase of shares because of such  investment;  (c) the Trustees have determined that the fees to be paid by the Trust for  administrative,  accounting,  custodial and transfer agency services for the Portfolio  subsequent to such an investment are appropriate,  or the Trustees have approved changes to the agreements  providing such services to reflect a reduction in fees; (d) the  Sub-advisor  for the Portfolio has agreed to reduce its fee by the amount of any investment  advisory fees paid to the investment  manager of such open-end  management  investment  company;  and (e) shareholder  approval is obtained if required by law. The Portfolio will apply for such  exemptive or other relief under the  provisions of the  Investment  Company Act of 1940 (the
"1940 Act") and the rules thereunder as may be necessary regarding investments in such investment companies.

         Corporate Bonds and  Debentures.  The Portfolio may purchase  corporate  bonds and debentures,  including bonds rated below investment  grade by the  primary  rating  agencies.  The  Portfolio  will not invest more than 35% of its net assets in bonds rated below investment  grade. For a discussion of lower rated  securities,  see this Statement and the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Futures,  Options  and Other  Derivative  Instruments.  The  Portfolio  may enter into  futures  contracts  on  securities, financial  indices,  and  foreign  currencies  and options on such  contracts,  and may invest in options on  securities,  financial indices and foreign  currencies,  forward  contracts and swaps.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the aggregate  amount of the Portfolio's  commitments  under  outstanding  futures  contract  positions and options on futures  contracts  written by the  Portfolio  would exceed the market value of the total  assets of the  Portfolio.  The
Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of securities and indices based on the types of securities  in which the Portfolio is permitted to invest  directly.  The  Portfolio  will effect such  transactions only with investment dealers and other financial  institutions  (such as commercial banks or savings and loan  institutions)  deemed creditworthy by the Sub-advisor,  and only pursuant to procedures adopted by the Sub-advisor for monitoring the  creditworthiness of those  entities.  To the extent that an option  bought or written by the  Portfolio in a  negotiated  transaction  is illiquid,  the value of an option bought or the amount of the  Portfolio's  obligations  under an option written by the Portfolio,  as the case may be,  will be subject  to the  Portfolio's  limitation  on  illiquid  investments.  In the case of  illiquid  options,  it may not be possible for the Portfolio to effect an offsetting  transaction  at a time when the  Sub-advisor  believes it would be  advantageous for the Portfolio to do so. For a description of these  strategies and  instruments  and certain risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling  Interest Rate Caps and Floors.  In addition to the strategies  noted above, the  Portfolio,  in order to  attempt  to  protect  the value of its  investments  from  interest  rate or  currency  exchange  rate fluctuations,  may enter into  interest  rate swaps and may buy or sell  interest  rate caps and floors.  The  Portfolio  expects to enter into these  transactions  primarily to preserve a return or spread on a particular  investment or portion of its  investments.
The Portfolio also may enter into these  transactions  to protect  against any increase in the price of securities the Portfolio may consider  buying at a later date.  The Portfolio does not intend to use these  transactions  as  speculative  investments.  Interest rate swaps involve the exchange by the Portfolio  with another party of their  respective  commitments  to pay or receive  interest,
e.g., an exchange of floating rate payments for fixed rate payments.  The exchange  commitments  can involve  payments to be made in the same  currency or in different  currencies.  The purchase of an interest rate cap entitles the  purchaser,  to the extent that a specified index exceeds a predetermined  interest rate, to receive  payments of interest on a contractually  based principal  amount from the party selling the interest rate cap. The purchase of an interest rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest rate, to receive  payments of interest on a  contractually  based  principal amount from the party selling the interest rate floor.

         The Portfolio  may enter into  interest rate swaps,  caps and floors on either an  asset-based  or  liability-based  basis, depending  upon  whether it is hedging its assets or its  liabilities,  and will  usually  enter into  interest  rate swaps on a net basis,  i.e.,  the two payment  streams are netted out,  with the  Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments.  The net amount of the excess,  if any,  of the  Portfolio's  obligations  over its  entitlements  with respect to each  interest  rate swap will be  calculated  on a daily basis and an amount of cash or other  liquid  assets  having an aggregate  net asset value at least equal to the  accrued  excess will be  maintained  in a  segregated  account by the  Portfolio's custodian.  If the  Portfolio  enters  into an  interest  rate swap on other  than a net  basis,  the  Portfolio  would  maintain  a segregated  account in the full  amount  accrued on a daily  basis of the  Portfolio's  obligations  with  respect to the swap.  The
Portfolio  will  not  enter  into any  interest  rate  swap,  cap or floor  transaction  unless  the  unsecured  senior  debt or the claims-paying  ability of the other party thereto is rated in one of the three highest rating  categories of at least one nationally recognized  statistical  rating  organization  at the time of entering  into such  transaction.  The  Sub-advisor  will  monitor the creditworthiness  of all  counterparties  on an ongoing basis.  If there is a default by the other party to such a transaction,  the
Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially  in recent years with a large number of banks and investment  banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result, the swap market has become  relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the Portfolio  sells (i.e.,  writes) caps and floors,  it will  maintain in a  segregated  account cash or other liquid  assets  having an aggregate  net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of  interest  rate swap  transactions  that may be  entered  into by the  Portfolio.  These transactions  may in some  instances  involve  the  delivery  of  securities  or other  underlying  assets by the  Portfolio  or its counterparty to collateralize  obligations  under the swap.  Under the  documentation  currently used in those markets,  the risk of loss with  respect  to  interest  rate  swaps is  limited to the net amount of the  payments  that the  Portfolio  is  contractually obligated to make. If the other party to an interest rate swap that is not  collateralized  defaults,  the Portfolio  would risk the loss of the net amount of the payments  that the  Portfolio  contractually  is entitled to receive.  The  Portfolio may buy and sell
(i.e.,  write)  caps and  floors  without  limitation,  subject  to the  segregated  account  requirement  described  above.  For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  Company  Securities.  From time to time, the Portfolio may invest in securities of other investment  companies, subject to the  provisions  of Section  12(d)(1) of the 1940 Act.  The  Portfolio  may invest in  securities  of money  market funds managed by the  Sub-advisor  subject to the terms of an exemptive  order obtained by the  Sub-advisor and the funds that are advised or  sub-advised  by the  Sub-advisor.  Under such order,  the Portfolio  will limit its aggregate  investment in a money market fund managed by the  Sub-advisor  to the  greater of (i) 5% of its total  assets or (ii) $2.5  million,  although  the  Trust's  Board of
Trustees may increase this limit up to 25% of the Trust's total assets.

         Reverse  Repurchase  Agreements.  The  Portfolio may enter into reverse  repurchase  agreements.  The Portfolio  will enter into such  agreements  only to provide cash to satisfy  unusually  heavy  redemption  requests and for other  temporary or emergency purposes,  rather than to obtain cash to make additional  investments.  For a description of these  investment  techniques,  see the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST JanCap Growth  Portfolio.  These  limitations are not  "fundamental"  restrictions,  and may be changed by the Trustees  without shareholder approval.

         1.       The Portfolio will not purchase a security if as a result,  more than 15% of its net assets in the  aggregate,  at market  value,  would be invested in securities  which cannot be readily  resold  because of legal or  contractual  restrictions  on resale or for which there is no readily available market,  or repurchase  agreements  maturing in more than seven days or securities used as a cover for written  over-the-counter  options,  if any. The Trustees,  or the Investment  Manager or the Sub-advisor acting pursuant to authority  delegated by the Trustees,  may determine that a readily available market exists for securities  eligible for resale  pursuant to Rule 144A under the Securities  Act of 1933, or any successor to such rule,  and therefore that such  securities are not subject to the foregoing limitation.

         2.       The Portfolio  may borrow money for temporary or emergency  purposes  (not for  leveraging  or  investment)  in an amount  not  exceeding  25% of the  value of its  total  assets  (including  the  amount  borrowed)  less  liabilities  (other  than borrowings).  Any  borrowings  that come to exceed 25% of the value of the  Portfolio's  total  assets by reason of a decline in net assets  will be reduced  within  three  business  days to the  extent  necessary  to comply  with the 25%  limitation.  Under such a circumstance,  the Portfolio may have to liquidate  securities at a time when it is  disadvantageous to do so. This policy shall not prohibit  reverse  repurchase  agreements  or deposits of assets to margin or  guarantee  positions  in futures,  options,  swaps or forward contracts, or the segregation of assets in connection with such contracts.

         3.       The Portfolio  will not enter into any futures  contracts or options on futures  contracts for purposes other than bona fide hedging  transactions  (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to  establish  positions  in futures  contracts  and related  options  that do not fall within the  definition  of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets.

         4.       The Portfolio will not enter into any futures  contracts if the aggregate  amount of the  Portfolio's  commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

         5.       The Portfolio will not sell securities short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold short,  and provided that  transactions in options,  swaps and forward futures  contracts are not deemed to constitute selling securities short.

         6.       The Portfolio  will not mortgage or pledge any  securities  owned or held by the Portfolio in amounts that exceed, in the  aggregate,  15% of the  Portfolio's  net asset value,  provided that this  limitation  does not apply to reverse  repurchase agreements or in the case of assets deposited to margin or guarantee  positions in futures,  options,  swaps or forward contracts or placed in a segregated account in connection with such contracts.

AST Janus Strategic Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         Foreign  Securities.  The Portfolio  may invest up to 25% of its net assets in foreign  securities  denominated  in foreign currencies and not publicly  traded in the United States.  Investing in securities of foreign issuers  generally  involves risks not ordinarily  associated  with  investing  in  securities  of domestic  issuers.  For a  discussion  of the risks  involved in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Portfolio may invest in sponsored and unsponsored  American Depositary Receipts ("ADRs"),  which are  described  in the Trust's  Prospectus  under  "Certain  Risk  Factors and  Investment  Methods."  Holders of  unsponsored  ADRs generally  bear all the costs of the ADR facility,  whereas  foreign  issuers  typically  bear certain costs in a sponsored ADR. The bank or trust  company  depositary  of an  unsponsored  ADR may be under no  obligation  to  distribute  shareholder  communications received from the foreign  issuer or to pass through voting rights.  The Portfolio may also invest in European  Depositary  Receipts
("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

         Investment  Company  Securities.  From time to time, the Portfolio may invest in securities of other investment  companies, subject to the  provisions  of Section  12(d)(1) of the 1940 Act.  The  Portfolio  may invest in  securities  of money  market funds managed by the  Sub-advisor in excess of the  limitations of Section  12(d)(1) under the terms of an SEC exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.

         Municipal  Obligations.  The Portfolio may invest in municipal  obligations  issued by states,  territories and possessions of the United  States and the District of Columbia.  The value of municipal  obligations  can be affected by changes in their actual or perceived  credit  quality.  The credit  quality of  municipal  obligations  can be affected by among other things the  financial condition of the issuer or guarantor,  the issuer's future borrowing plans and sources of revenue,  the economic  feasibility of the revenue bond project or general borrowing  purpose,  political or economic  developments in the region where the security is issued, and the  liquidity of the  security.  Because  municipal  securities  are  generally  traded  over-the-counter,  the  liquidity of a particular  issue often  depends on the  willingness  of dealers to make a market in the security.  The liquidity of some  municipal obligations may be enhanced by demand  features,  which would enable the Portfolio to demand payment on short notice from the issuer or a financial intermediary.

         Income-Producing  Securities.  Types of income producing  securities that the Portfolio may purchase  include,  but are not limited to, (i) variable and floating rate obligations,  which are securities  having interest rates that are adjusted  periodically according to a specified  formula,  usually  with  reference  to some  interest  rate index or market  interest  rate,  (ii) standby commitments,  which are  instruments  similar  to puts that give the  holder  the  option to  obligate  a broker,  dealer or bank to repurchase a security at a specified  price,  and (iii) tender option bonds,  which are relatively  long-term bonds that are coupled with the  agreement  of a third  party  (such as a broker,  dealer or bank) to grant the  holders of such  securities  the option to tender the securities to the  institution at periodic  intervals.  The Portfolio will purchase  standby  commitments,  tender option bonds and  instruments  with demand features  primarily for the purpose of increasing the liquidity of its portfolio.  The Portfolio may also invest in inverse  floaters,  which are debt  instruments  the interest on which varies in an inverse  relationship  to the interest rate on another  security.  If movements in interest rates are incorrectly  anticipated,  the Portfolio could lose money or its net asset  value  could  decline by the use of inverse  floaters.  The  Portfolio  will not invest more than 5% of its assets in inverse  floaters.  The  Portfolio may also invest in strip bonds,  which are debt  securities  that are stripped of their  interest
(usually by a financial  intermediary)  after the securities are issued. The market value of these securities  generally  fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

         Zero Coupon,  Step Coupon and  Pay-In-Kind  Securities.  The  Portfolio  may invest up to 10% of its assets in zero coupon, pay-in-kind  and step coupon  securities.  Zero coupon  bonds are  described  in this  Statement  under  "Certain  Risk  Factors and
Investment  Methods."  Step coupon bonds trade at a discount from their face value and pay coupon  interest.  The coupon rate is low for an initial  period and then  increases  to a higher  coupon  rate  thereafter.  The  discount  from the face amount or par value depends on the time remaining until cash payments  begin,  prevailing  interest  rates,  liquidity of the security and the perceived credit  quality of the issuer.  Pay-in-kind  bonds  normally give the issuer an option to pay cash at a coupon  payment date or give the holder of the  security a similar  bond with the same  coupon  rate and a face value  equal to the amount of the coupon  payment that would have been made.

         Generally,  the market prices of zero coupon,  step coupon and pay-in-kind  securities are more volatile than the prices of securities  that pay interest  periodically  and in cash and are likely to respond to changes in interest  rates to a greater degree than other types of debt securities having similar maturities and credit quality.

         High-Yield/High-Risk  Securities.  The  Portfolio  may  invest up to 35% of its net  assets in bonds  that are rated  below investment  grade.  The Portfolio may also invest in unrated debt securities of foreign and domestic  issuers.  Unrated debt,  while not necessarily of lower quality than rated  securities,  may not have as broad a market.  Because of the size and perceived  demand of the issue,  among other factors,  certain  municipalities may elect not to incur the costs of obtaining a rating. The Sub-advisor will analyze the  creditworthiness  of the issuer,  as well as any financial  institution or other party responsible for payments on the security,  in determining  whether to purchase unrated  municipal bonds.  Unrated bonds will be included in the 35% limit unless the Sub-advisor  deems such securities to be the equivalent of investment  grade  securities.  For a description of these securities and a discussion of the risks  involved  therein,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         The Portfolio  may purchase  defaulted  securities  subject to the above limits,  but only when the  Sub-advisor  believes, based upon its  analysis  of the  financial  condition,  results of  operations  and  economic  outlook of an issuer,  that there is potential  for  resumption  of income  payments  and that the  securities  offer an unusual  opportunity  for capital  appreciation.
Notwithstanding the Sub-advisor's  belief as to the resumption of income,  however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.  Such risk includes, among other things, the following:

                  Financial and Market Risks.  Investments in securities  that are in default involve a high degree of financial and market risks that can result in substantial or, at times,  even total losses.  Issuers of defaulted  securities may have substantial capital needs and may become involved in bankruptcy or  reorganization  proceedings.  Among the problems  involved in investments in such issuers is the fact that it may be difficult to obtain  information  about their condition.  The market prices of securities of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread  between the bid and asked prices of such securities may be greater than normally expected.

                  Disposition  of Portfolio  Securities.  Although the Portfolio  generally  will purchase  securities for which the
Sub-advisor  expects an active market to be maintained,  defaulted  securities may be less actively traded than other securities and it may be difficult to dispose of substantial  holdings of such  securities at prevailing  market  prices.  The Portfolio will limit holdings of any such  securities to amounts that the  Sub-advisor  believes could be readily sold,  and holdings of such  securities would, in any event, be limited so as not to limit the Portfolio's ability to readily dispose of securities to meet redemptions.

                  Other.  Defaulted securities require active monitoring and may, at times,  require  participation in bankruptcy or receivership proceedings on behalf of the Portfolio at additional expense to the Portfolio, which expense could be substantial.

         Reverse Repurchase Agreements.      The  Portfolio  may use  reverse  repurchase  agreements  to  provide  cash to  satisfy unusually  heavy  redemption  requests or for other  temporary  or emergency  purposes  without the  necessity of selling  portfolio securities,  or to earn additional  income on portfolio  securities,  such as Treasury bills or notes. The Portfolio will enter into reverse repurchase  agreements only with parties that the Sub-advisor deems  creditworthy.  Using reverse  repurchase  agreements to earn additional  income involves the risk that the interest earned on the invested  proceeds is less than the expense of the reverse repurchase agreement  transaction.  This technique may also have a leveraging effect on the Portfolio,  although the requirement for the Portfolio to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

         For an additional  discussion of reverse  repurchase  agreements and their risks, see the Trust's Prospectus under "Certain
Risk Factors and Investment Methods."

         Futures,  Options and Forward Contracts.  The Portfolio may enter into futures contracts on securities,  financial indices, and foreign  currencies and options on such  contracts,  and may invest in options on  securities,  financial  indices,  and foreign currencies,  and forward  contracts.  The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate  amount of the Portfolio's  commitments  under  outstanding  futures contract  positions and options on futures  contracts written by the  Portfolio  would  exceed the market value of the  Portfolio's  total  assets.  The  Portfolio  may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of  securities,  and on indices based on the types of  securities,  in which the  Portfolio  is  permitted  to invest  directly.  The  Portfolio  will  effect  such transactions  only with  investment  dealers  and  other  financial  institutions  (such as  commercial  banks or  savings  and loan institutions)  deemed  creditworthy  by the  Sub-advisor  pursuant to  procedures  adopted by the  Sub-advisor  for  monitoring  the creditworthiness  of  those  entities.  To the  extent  that an  option  purchased  or  written  by the  Portfolio  in a  negotiated transaction  is illiquid,  the value of the option  purchased or the amount of the  Portfolio's  obligations  under an option it has written,  as the case may be,  will be subject to the  Portfolio's  limitation  on  illiquid  investments.  In the case of  illiquid options,  it may not be possible for the Portfolio to effect an offsetting  transaction  when the  Sub-advisor  believes it would be advantageous  for the Portfolio to do so. For a description of these  strategies  and  instruments  and certain of their risks,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar  Instruments.  The Portfolio may make  investments in Eurodollar  instruments.  Eurodollar  instruments are U.S.
dollar-denominated  futures  contracts or options thereon that are linked to the London Interbank  Offered Rate ("LIBOR"),  although foreign  currency-denominated  instruments  are available  from time to time.  Eurodollar  futures  contracts  enable  purchasers to obtain a fixed  rate for the  lending  of funds  and  sellers  to  obtain a fixed  rate for  borrowings.  The  Portfolio  might  use
Eurodollar  futures  contracts  and  options  thereon to hedge  against  changes in LIBOR,  to which  many  interest  rate swaps and fixed-income instruments are linked.

         Swaps  and  Swap-Related  Products.  The  Portfolio  may enter  into  interest  rate  swaps,  caps and  floors on either an asset-based or  liability-based  basis,  depending upon whether it is hedging its assets or its liabilities,  and will usually enter into interest rate swaps on a net basis (i.e.,  the two payment streams are netted out, with the Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments).  The net amount of the excess,  if any, of the  Portfolio's  obligations over its  entitlement  with respect to each  interest  rate swap will be  calculated on a daily basis and an amount of cash or other liquid assets having an aggregate  net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the  Portfolio's  custodian.  If the Portfolio  enters into an interest rate swap on other than a net basis,  it would maintain a segregated  account in the full amount  accrued on a daily basis of its  obligations  with respect to the swap.  The Portfolio  will not enter into any interest rate swap, cap or floor  transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party  thereto is rated in one of the three highest  rating  categories of at least one NRSRO at the time of entering into such  transaction.  The  Sub-advisor  will monitor the  creditworthiness  of all  counterparties  on an ongoing basis. If there is a default by the other party to such a transaction,  the Portfolio will have contractual  remedies pursuant to the agreements  related to the transaction.

         The swap market has grown  substantially  in recent years with a large number of banks and investment  banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result, the swap market has become  relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been developed  and,  accordingly,  are less liquid than swaps.  To the extent the Portfolio  sells (i.e.,  writes) caps and floors,  it will  segregate  cash or other  liquid  assets  having an  aggregate  net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of  interest  rate swap  transactions  that may be  entered  into by the  Portfolio.  These transactions  may in some  instances  involve  the  delivery  of  securities  or other  underlying  assets by the  Portfolio  or its counterparty to collateralize  obligations  under the swap.  Under the  documentation  currently used in those markets,  the risk of loss with  respect  to  interest  rate  swaps is  limited to the net amount of the  payments  that the  Portfolio  is  contractually obligated to make. If the other party to an interest rate swap that is not  collateralized  defaults,  the Portfolio  would risk the loss of the payments that it  contractually  is entitled to receive.  The  Portfolio may buy and sell (i.e.,  write) caps and floors without limitation, subject to the segregation requirement described above.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Janus Strategic Value Portfolio.  The limitations are not  "fundamental  restrictions and may be changed by the Trustees without shareholder approval.

1.       The Portfolio does not currently  intend to sell  securities  short,  unless it owns or has the right to obtain  securities equivalent  in kind and amount to the  securities  sold short  without the payment of any  additional  consideration  therefor,  and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

2.       The  Portfolio  does not  currently  intend to purchase  securities  on margin,  except that the  Portfolio may obtain such short-term  credits as are necessary  for the clearance of  transactions,  and provided that margin  payments and other  deposits in connection  with  transactions  in  futures,  options,  swaps and forward  contracts  shall not be deemed to  constitute  purchasing securities on margin.

3.       The  Portfolio  may not mortgage or pledge any  securities  owned or held by the  Portfolio in amounts that exceed,  in the aggregate,  15% of the Portfolio's net asset value,  provided that this limitation does not apply to reverse repurchase  agreements, margin and other deposits in connection with transactions in futures,  options,  swaps or forward  contracts,  or the segregation of assets in connection with such contracts.

4.       The  Portfolio  does not  currently  intend to purchase any security or enter into a repurchase  agreement if, as a result, more than 15% of its net assets would be invested in  repurchase  agreements  not  entitling  the holder to payment of principal and interest  within seven days and in  securities  that are illiquid by virtue of legal or  contractual  restrictions  on resale or the absence of a readily available market. The Trustees,  or the Portfoio's  Sub-advisor  acting pursuant to authority  delegated by the
Trustees,  may determine that a readily  available market exists for securities  eligible for resale pursuant to Rule 144A under the
Securities  Act of  1933  or any  successor  to  such  rule,  Section  4(2)  commercial  paper,  and  municipal  lease  obligations.
Accordingly, such securities may not be subject to the foregoing limitation.

5.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Cohen & Steers Realty Portfolio:

Investment  Objective:  The investment  objective of AST Cohen & Steers Realty  Portfolio.  (the  "Portfolio")  is to maximize total return through investment in real estate securities.

Investment Policies:

         Investment  Techniques.  The following  sections  provide  expanded  discussion of several of the types of investments  and investment techniques which may be used by the Portfolio.

                  Real Estate Investment Trusts.  REITs are sometimes informally  characterized as equity REITs,  mortgage REITs and hybrid REITs.  An equity REIT invests  primarily in the fee  ownership or leasehold  ownership of land and buildings and derives its income  primarily from rental income.  An equity REIT may also realize  capital gains (or losses) by selling real estate  properties in its portfolio that have  appreciated (or  depreciated)  in value. A mortgage REIT invests  primarily in mortgages on real estate, which may secure  construction,  development  or long-term  loans.  A mortgage  REIT  generally  derives its income  primarily  from interest  payments on the credit it has extended.  A hybrid REIT combines the  characteristics  of equity REITs and mortgage  REITs, generally by holding both  ownership  interests and mortgage  interests in real estate.  It is  anticipated,  although not required, that under normal circumstances a majority of the Portfolio's investments in REITs will consist of equity REITs.

         A REIT is not taxed on amounts  distributed  to  shareholders  if it complies  with  several  requirements  relating to its organization,  ownership,  assets,  and income and a requirement  that it distribute to its shareholders at least 95% of its taxable income  (other than net capital  gains) for each taxable  year.  Equity and Mortgage  REITs are  dependent  upon the skills of their managers and generally may not be diversified.  Equity and Mortgage REITs are also subject to heavy cash flow  dependency,  defaults by  borrowers  and  self-liquidation.  In  addition,  Equity  and  Mortgage  REITs  could  possibly  fail to  qualify  for tax  free pass-through  of income under the Internal  Revenue Code of 1986,  as amended (the "Code"),  or to maintain  their  exemptions  from registration under the Investment Company Act of 1940 (the "1940 Act").

                  Futures  Contracts.  The Portfolio may purchase and sell financial  futures  contracts.  A futures  contract is an agreement to buy or sell a specific  security or financial  instrument at a particular price on a stipulated  future date.  Although some financial  futures contracts call for making or taking delivery of the underlying  securities,  in most cases these obligations are closed out before the  settlement  date.  The closing of a contractual  obligation is  accomplished  by purchasing or selling an identical offsetting futures contract.  Other financial futures contracts by their terms call for cash settlements.

         The  Portfolio  may also buy and sell  index  futures  contracts  with  respect  to any  stock or bond  index  traded  on a recognized  stock  exchange  or board of trade.  An index  futures  contract  is a  contract  to buy or sell  units of an index at a specified  future  date at a price  agreed upon when the  contract  is made.  The stock index  futures  contract  specifies  that no delivery of the actual stocks making up the index will take place.  Instead,  settlement in cash must occur upon the  termination of the contract,  with the settlement  being the  difference  between the contract price and the actual level of the stock index at the expiration of the contract.

         At the time the  Portfolio  purchases a futures  contract,  an amount of cash or other  liquid  assets  equal to the market value of the futures  contract  will be deposited in a segregated  account with the  Portfolio's  custodian.  When writing a futures contract,  the Portfolio  will maintain with its custodian  similar liquid assets that,  when added to the amounts  deposited with a futures  commission  merchant  or broker as margin,  are equal to the  market  value of the  instruments  underlying  the  contract.
Alternatively,  the  Portfolio  may "cover" its position by owning the  instruments  underlying  the contract (or, in the case of an index futures contract,  a portfolio with a volatility  substantially  similar to that of the index on which the futures contract is based),  or holding a call option  permitting  the  Portfolio to purchase  the same  futures  contract at a price no higher than the price of the contract  written by the  Portfolio  (or at a higher price if the  difference  is  maintained in liquid assets with the
Portfolio's  custodian).  For an additional  discussion of futures  contracts and the risks associated with them, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Options on Securities  and Stock  Indices.  The Portfolio may write covered call and put options and purchase call and put options on securities or stock indices that are traded on United States exchanges.

         An option on a security is a contract  that gives the purchaser of the option,  in return for the premium  paid,  the right to buy a specified  security  (in the case of a call  option) or to sell a specified  security (in the case of a put option) from or to the writer of the  option at a  designated  price  during  the term of the  option.  An option on a  securities  index  gives the purchaser of the option,  in return for the premium paid, the right to receive from the seller cash equal to the difference  between the closing price of the index and the exercise  price of the option.  The value of the  underlying  securities on which options may be written at any one time will not exceed 25% of the total assets of the  Portfolio.  The  Portfolio  will not purchase put or call options if the aggregate premiums paid for such options would exceed 5% of its total assets at the time of purchase.

         The Portfolio  may write a call or put option only if the option is  "covered." A call option on a security  written by the
Portfolio is covered if the Portfolio owns the  underlying  security  covered by the call or has an absolute and immediate  right to acquire that security without  additional cash  consideration (or for additional cash  consideration held in a segregated account by its custodian)  upon conversion or exchange of other  securities held in its portfolio.  A call option on a security is also covered if the Portfolio  holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call  written or (b) is greater than the exercise  price of the call written if the  difference is  maintained by the Portfolio in cash or other liquid assets in a segregated  account with its custodian.  A put option on a security written by the Portfolio is "covered" if the Portfolio  maintains  similar liquid assets with a value equal to the exercise  price in a segregated  account with its  custodian,  or else holds a put on the same  security and in the same  principal  amount as the put written  where the  exercise  price of the put held is equal to or greater  than the exercise price of the put written.

         The Portfolio  will cover call options on stock indices by owning  securities  whose price  changes,  in the opinion of the
Sub-advisor  are  expected to be similar to those of the index,  or in such other manner as may be in  accordance  with the rules of the exchange on which the option is traded and applicable  laws and  regulations.  Nevertheless,  where the Portfolio  covers a call option on a stock index through  ownership of  securities,  such  securities  may not match the  composition  of the index.  In that event,  the Portfolio  will not be fully  covered and could be subject to risk of loss in the event of adverse  changes in the value of the index.  The Portfolio will cover put options on stock indices by  segregating  assets equal to the option's  exercise  price, or in such other manner as may be in  accordance  with the rules of the exchange on which the option is traded and  applicable  laws and regulations.

         The Portfolio will receive a premium from writing a put or call option,  which  increases the  Portfolio's  gross income in the event  the  option  expires  unexercised  or is closed  out at a  profit.  If the value of a  security  or an index on which the
Portfolio  has  written a call option  falls or remains the same,  the  Portfolio  will  realize a profit in the form of the premium received (less transaction  costs) that could offset all or a portion of any decline in the value of the portfolio  securities being hedged.  If the value of the  underlying  security or index rises,  however,  the  Portfolio  will realize a loss in its call option position,  which will reduce the benefit of any unrealized  appreciation  in the  Portfolio's  stock  investments.  By writing a put option,  the Portfolio  assumes the risk of a decline in the underlying  security or index.  To the extent that the price changes of the portfolio  securities being hedged correlate with changes in the value of the underlying security or index,  writing covered put options on securities or indices will increase the Portfolio's  losses in the event of a market  decline,  although such losses will be offset in part by the premium received for writing the option.

         The  Portfolio  may also  purchase put options to hedge its  investments  against a decline in value.  By  purchasing a put option,  the Portfolio will seek to offset a decline in the value of the portfolio  securities being hedged through  appreciation of the put option.  If the value of the Portfolio's  investments  does not decline as  anticipated,  or if the value of the option does not increase,  the Portfolio's loss will be limited to the premium paid for the option plus related  transaction  costs. The success of this strategy will depend,  in part, on the accuracy of the correlation  between the changes in value of the underlying  security or index and the changes in value of the Portfolio's security holdings being hedged.

         The Portfolio  may purchase  call options on individual  securities to hedge against an increase in the price of securities that the Portfolio  anticipates  purchasing in the future.  Similarly,  the Portfolio may purchase call options to attempt to reduce the risk of missing a broad market  advance,  or an advance in an industry or market  segment,  at a time when the  Portfolio  holds uninvested cash or short-term debt securities awaiting  investment.  When purchasing call options,  the Portfolio will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

         There can be no  assurance  that a liquid  market  will exist  when the  Portfolio  seeks to close out an option  position.
Trading  could be  interrupted,  for  example,  because of supply  and demand  imbalances  arising  from a lack of either  buyers or sellers,  or the options  exchange could suspend trading after the price has risen or fallen more than the maximum  specified by the exchange.  Although the  Portfolio  may be able to offset to some extent any adverse  effects of being unable to liquidate an option position, the Portfolio may experience losses in some cases as a result of such inability.

         Foreign Currency  Contracts and Currency  Hedging  Transaction.  In order to hedge against foreign  currency  exchange rate risks, the Portfolio may enter into forward foreign currency exchange contracts and foreign currency futures  contracts,  as well as purchase  put or call options on foreign  currencies,  as  described  below.  The  Portfolio  may also conduct its foreign  currency exchange  transactions  on a spot (i.e.,  cash) basis at the spot rate  prevailing  in the foreign  currency  exchange  market.  The
Portfolio  will not enter into forward  foreign  currency  contracts if, as a result,  the Portfolio  will have more than 15% of the value of its net assets committed to the consummation of such contracts.

         The Portfolio may enter into forward foreign currency exchange contracts  ("forward  contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship  between the U.S. dollar and foreign  currencies.  A forward contract is an obligation to purchase or sell a specific  currency for an agreed price at a future date which is individually  negotiated and privately traded by currency  traders and their customers.  The Portfolio may enter into a forward  contract,  for example,  when it enters into a contract  for the  purchase  or sale of a security  denominated  in a foreign  currency in order to "lock in" the U.S.
dollar price of the security.  In addition,  for example,  when the Portfolio believes that a foreign currency may suffer or enjoy a substantial  movement  against  another  currency,  it may enter into a forward  contract  to sell an amount of the  former  foreign currency (or another  currency which acts as a proxy for that currency)  approximating  the value of some or all of the  Portfolio's portfolio  securities  denominated  in  such  foreign  currency.  This  second  investment  practice  is  generally  referred  to as
"cross-hedging."  Because in connection  with the Portfolio's  foreign  currency  forward  transactions an amount of the Portfolio's assets equal to the amount of the purchase  will be held aside or  segregated  to be used to pay for the  commitment,  the Portfolio will always have cash or other liquid assets  available  sufficient to cover any  commitments  under these contracts or to limit any potential risk. The segregated  account will be  marked-to-market  on a daily basis. In addition,  the Portfolio will not enter into such forward  contracts if, as a result,  the Portfolio  will have more than 15% of the value of its total assets  committed to such contracts.  While these contracts are not presently  regulated by the CFTC, the CFTC may in the future assert  authority to regulate forward  contracts.  In such  event,  the  Portfolio's  ability to utilize  forward  contracts  in the manner set forth above may be restricted.  Forward  contracts may limit  potential gain from a positive  change in the  relationship  between the U.S.  dollar and foreign  currencies.  Unanticipated  changes in currency  prices may result in poorer overall  performance for the Portfolio than if it had not engaged in such contracts.

         The  Portfolio  may purchase and write put and call options on foreign  currencies  for the purpose of  protecting  against declines in the dollar value of foreign portfolio  securities and against  increases in the dollar cost of foreign  securities to be acquired.  As is the case with other kinds of options,  however,  the writing of an option on foreign  currency will constitute only a partial  hedge,  up to the amount of the premium  received,  and the  Portfolio  could be  required  to  purchase or sell  foreign currencies  at  disadvantageous  exchange  rates,  thereby  incurring  losses.  The  purchase of an option on foreign  currency  may constitute an effective  hedge  against  fluctuation  in exchange  rates  although,  in the event of rate  movements  adverse to the
Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

         The Portfolio may enter into  exchange-traded  contracts for the purchase or sale for future delivery of foreign currencies
("foreign currency  futures").  This investment  technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely  affect the value of the Portfolio's  portfolio  securities or adversely  affect the prices of securities  that the Portfolio  intends to purchase at a later date. The  successful use of currency  futures will usually depend on the  Sub-advisor's  ability to forecast  currency  exchange rate movements  correctly.  Should  exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

         Short Sales.  The  Portfolio  may enter into short sales,  provided the dollar  amount of short sales at any one time would not exceed 25% of the net assets of the  Portfolio,  and the value of  securities  of any one issuer in which the Portfolio is short would not exceed the lesser of 2% of the value of the  Portfolio's  net assets or 2% of the  securities  of any class of any issuer.
The Portfolio must maintain  collateral in a segregated  account consisting of cash or other liquid assets with a value equal to the current  market value of the shorted  securities,  which are marked to market daily.  If the Portfolio  owns an equal amount of such securities or securities  convertible  into or exchangeable  for,  without payment of any further  consideration,  securities of the same issuer as, and equal in amount to, the  securities  sold short (which sales are  commonly  referred to as "short sales  against the box"), the above requirements are not applicable.

         Non-Diversified  Status.  The Portfolio is classified as a  "non-diversified"  investment company under the 1940 Act, which means the  Portfolio  is not limited by the 1940 Act in the  proportion  of its assets that may be invested in the  securities  of a single  issuer.  However,  the  Portfolio  intends  conduct its  operations so as to qualify as a regulated  investment  company for purposes of the Code,  which  generally  will  relieve  the  Portfolio  of any  liability  for Federal  income tax to the extent its earnings are  distributed to  shareholders.  To so qualify,  among other  requirements,  the Portfolio will limit its investments so that, at the close of each quarter of the taxable year,  (i) not more than 25% of the market value of the  Portfolio's  total assets will be invested in the  securities of a single  issuer,  and (ii) with respect to 50% of the market value of its total assets,  not more than 5% of the market value of its total assets will be invested in the  securities of a single  issuer and the Portfolio  will not own more than 10% of the outstanding  voting  securities of a single issuer.  The Portfolio's  investments in securities  issued by the U.S. Government, its agencies and instrumentalities are not subject to these limitations.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Cohen & Steers  Realty  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest in illiquid securities,  as defined in the prospectus under "Investment Objective and Policies, AST Cohen &
Steers Realty  Portfolio" if immediately  after such  investment more than 15% of the Portfolio's net assets (taken at market value)
would be invested in such securities;

         2.       Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         3.       Participate on a joint or joint and several basis in any securities trading account;

         4.       Invest in companies for the purpose of exercising control;

         5.       Purchase securities of investment companies except in compliance with the 1940 Act; or

         6.       (a) invest in interests  in oil,  gas, or other  mineral  exploration  or  development  programs;  or (b) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

AST Sanford Bernstein Managed Index 500 Portfolio:

Investment  Objective:  The investment  objective of the AST Sanford  Bernstein  Managed Index 500 Portfolio (the "Portfolio") is to
outperform  the  Standard & Poor's 500  Composite  Stock Price Index (the "S&P 500(R)Index")  through  stock  selection  resulting in different weightings of common stocks relative to the index.

Investment Policies:

         As a  diversified  fund,  no more than 5% of the assets of the  Portfolio  may be invested in the  securities of one issuer
(other than U.S.  Government  Securities),  except that up to 25% of the Portfolio's  assets may be invested  without regard to this limitation.  The Portfolio  will not invest more than 25% of its assets in the  securities  of issuers in any one  industry.  In the unlikely event that the S&P 500 should  concentrate to an extent greater than that amount,  the  Portfolio's  ability to achieve its objective may be impaired.

         Certificates  of  Deposit  and  Bankers'  Acceptances.  Certificates  of  deposit  are  receipts  issued  by  a  depository institution  in exchange for the deposit of funds.  The issuer  agrees to pay the amount  deposited  plus  interest to the bearer of the receipt on the date  specified  on the  certificate.  The  certificate  usually can be traded in the  secondary  market prior to maturity.  Bankers'  acceptances  typically arise from short-term credit arrangements  designed to enable businesses to obtain funds to finance  commercial  transactions.  Generally,  an  acceptance  is a time draft  drawn on a bank by an exporter or an importer to obtain  a stated  amount  of funds to pay for  specific  merchandise.  The  draft is then  "accepted"  by a bank  that,  in  effect, unconditionally  guarantees to pay the face value of the  instrument on its maturity  date.  The  acceptance may then be held by the accepting  bank as an asset or it may be sold in the  secondary  market at the  going  rate of  discount  for a  specific  maturity.
Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper.  Commercial paper consists of short-term  (usually from 1 to 270 days) unsecured  promissory notes issued by  corporations in order to finance their current  operations.  A variable amount master demand note (which is a type of commercial paper)  represents a direct borrowing  arrangement  involving  periodically  fluctuating  rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         Short-Term  Instruments.  When the Portfolio  experiences  large cash inflows  through the sale of securities and desirable equity  securities  that are consistent  with the Portfolio's  investment  objective are unavailable in sufficient  quantities or at attractive  prices,  the  Portfolio  may hold  short-term  investments  for a  limited  time  pending  availability  of such  equity securities.  Short-term  instruments  consist of: (i) short-term  obligations issued or guaranteed by the U.S.  government or any of its agencies or  instrumentalities  or by any of the states;  (ii) other  short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated,  of comparable  quality in the opinion of the Sub-advisor;  (iii) commercial  paper;  (iv) bank obligations,  including negotiable  certificates of deposit, time deposits and bankers' acceptances;  and (v) repurchase agreements.
At the time the Portfolio  invests in commercial  paper,  bank  obligations  or  repurchase  agreements,  the issuer of the issuer's parent  must have  outstanding  debt rated AA or higher by S&P or Aa or higher by Moody's or  outstanding  commercial  paper or bank obligations  rated A-1 by S&P or Prime-1 by Moody's;  or, if no such ratings are  available,  the  instrument  must be of comparable quality in the opinion of the Sub-advisor.

         Additional U.S.  Government  Obligations.  The Portfolio may invest in obligations issued or guaranteed by U.S.  Government agencies or  instrumentalities.  These  obligations  may or may not be backed by the "full  faith and credit" of the United  States.
In the case of securities not backed by the full faith and credit of the United States,  the Portfolio must look  principally to the federal agency issuing or  guaranteeing  the  obligation for ultimate  repayment,  and may not be able to assert a claim against the
United States itself in the event the agency or  instrumentality  does not meet its  commitments.  Securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States  include,  but are not limited to,  obligations  of the Tennessee  Valley  Authority,  the Federal Home Loan Mortgage  Corporation and the U.S.  Postal  Service,  each of which has the right to borrow from the U.S.  Treasury to meet its  obligations,  and obligations of the Federal Farm Credit System and the Federal
Home Loan Banks,  both of whose  obligations  may be satisfied only by the  individual  credits of each issuing  agency.  Securities which are  backed by the full  faith and credit of the  United  States  include  obligations  of the  Government  National  Mortgage
Association, the Farmers Home Administration, and the Export-Import Bank.

         Equity  Investments.  The Portfolio may invest in equity  securities listed on any domestic  securities  exchange or traded in the  over-the-counter  market as well as certain  restricted or unlisted  securities.  They may or may not pay dividends or carry voting rights.  Common stock occupies the most junior position in a company's capital structure.

         Warrants.  Warrants  entitle the holder to buy common  stock from the issuer at a specific  price (the strike  price) for a specific  period of time.  The strike  price of warrants  sometimes is much lower than the current  market  price of the  underlying securities,  yet warrants are subject to similar price  fluctuations.  As a result,  warrants may be more volatile  investments than the underlying securities.

         Warrants do not entitle the holder to  dividends  or voting  rights with respect to the  underlying  securities  and do not represent  any rights in the assets of the issuing  company.  Also,  the value of the warrant does not  necessarily  change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

         Convertible  Securities.  Convertible  securities  may be debt  securities or preferred  stocks that may be converted  into common  stock or that  carry the right to  purchase  common  stock.  Convertible  securities  entitle  the  holder to  exchange  the securities  for a specified  number of shares of common  stock,  usually of the same company,  at specified  prices within a certain period of time.

         The  terms  of  any  convertible  security  determine  its  ranking  in a  company's  capital  structure.  In the  case  of subordinated  convertible debentures,  the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of  preferred  and common  shareholders.  In the case of  convertible  preferred  stock,  the  holders'
claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

                  Futures Contracts.  The Portfolio may enter into securities index futures  contracts.  U.S. futures contracts have been  designed by exchanges  which have been  designated  "contracts  markets" by the CFTC,  and must be executed  through a futures commission  merchant,  or brokerage firm, which is a member of the relevant contract market.  Futures contracts trade on a number of exchange markets,  and, through their clearing  corporations,  the exchanges  guarantee  performance of the contracts as between the clearing members of the exchange.  These  investments will be made by the Portfolio  solely for hedging  purposes.  Such investments will be made only if they are  economically  appropriate to the reduction of risks  involved in the management of the Portfolio.  In this regard, the Portfolio may enter into futures contracts or options on futures related to the S&P 500.

         At the same time a futures  contract is purchased or sold,  the  Portfolio  must  allocate  cash or securities as a deposit payment  ("initial  deposit").  It is expected that the initial  deposit would be  approximately  1 1/2% to 5% of a contract's  face value. Daily thereafter,  the futures contract is valued and the payment of "variation  margin" may be required,  since each day the
Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts by their terms call for the actual  delivery or acquisition  of securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without  having to make or take  delivery of the  securities.
The offsetting of a contractual  obligation is accomplished by buying (or selling, as the case may be) on a commodities  exchange an identical  futures  contract  calling for delivery in the same month.  Such a transaction,  which is effected through a member of an exchange,  cancels the  obligation to make or take delivery of the  securities.  Since all  transactions  in the futures  market are made,  offset or fulfilled  through a clearinghouse  associated  with the exchange on which the contracts are traded,  the Portfolio will  incur  brokerage  fees when it  purchases  or sells  futures  contracts.  The  liquidity  of the  futures  market  depends  on participants  entering into offsetting  transactions  rather than making or taking delivery.  To the extent  participants  decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts entail other risks.  The Sub-advisor  believes that use of such contracts will benefit the
Portfolio.  The  successful  use of futures  contracts,  however,  depends on the degree of  correlation  between  the  futures  and securities  markets.  In addition,  successful  use of futures  contracts is  dependent  on the  Sub-advisor's  ability to correctly predict  movements in the  securities  markets and no assurance  can be given that its judgment  will be correct.  For an additional discussion of futures  contracts and the risks involved therein,  see the Trust's  Prospectus and this Statement under "Certain Risk
Factors and Investment Methods."

                  Options on Futures  Contracts.  The Portfolio may use stock index futures on a continual basis to equitize cash so that the  Portfolio  may  maintain  100% equity  exposure.  The  Portfolio  will not enter into any futures  contracts or options on futures  contracts  if  immediately  thereafter  the amount of margin  deposits on all the futures  contracts of the  Portfolio  and premiums  paid on  outstanding  options on futures  contracts  owned by the  Portfolio  (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Portfolio.

         A futures  option  gives the  holder,  in return for the  premium  paid,  the right to buy (call) from or sell (put) to the writer of the option a futures  contract  at a  specified  price at any time during the period of the  option.  Upon  exercise,  the writer of the option is  obligated to pay the  difference  between the cash value of the futures  contract  and the exercise  price.
Like the buyer or seller of a futures  contract,  the holder,  or writer, of an option has the right to terminate its position prior to the scheduled  expiration of the option by selling or purchasing an option of the same series,  at which time the person entering into the closing  transaction  will realize a gain or loss. The Portfolio  will be required to deposit  initial margin and variation margin with respect to put and call options on futures  contracts written by it pursuant to brokers'  requirements  similar to those described  above.  Net option  premiums  received  will be included as initial  margin  deposits.  In  anticipation  of a decline in interest rates, the Portfolio may purchase call options on futures  contracts as a substitute for the purchase of futures  contracts to hedge against a possible  increase in the price of securities  that the Portfolio  intends to purchase.  Similarly,  if the value of the securities  held by the Portfolio is expected to decline as a result of an increase in interest  rates,  the Portfolio  might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options  involve some of the same  considerations  that are involved in connection with  investments in futures  contracts (for example,  the existence of a liquid  secondary  market).  In addition,  the purchase or sale of an option also entails the risk that changes in the value of the  underlying  futures  contract will not correspond to changes in the value of the option  purchased.  Depending on the pricing of the option  compared to either the futures  contract upon which it is based,  or upon the price of the  securities  being  hedged,  an option my or may not be less risky than  ownership of the futures  contract or such  securities.  In  general,  the market  prices of options can be expected  to be more  volatile  than the market  prices on the underlying  futures contract.  Compared to the purchase or sale of futures contracts,  however,  the purchase of call or put options on futures  contracts may frequently  involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options  (plus  transaction  costs).  The writing of an option on a futures  contact  involves  risks  similar to those risks relating to the sale of futures contracts.

         Options on Securities  Indices.  The  Portfolio  may purchase and write (sell) call and put options on securities  indices.
Such  options  give the holder  the right to receive a cash  settlement  during  the term of the  option  based upon the  difference between the exercise price and the value of the index.

         Options on  securities  indices  entail  certain  risks.  The  absence of a liquid  secondary  market to close out  options positions on  securities  indices may occur,  although the  Portfolio  generally  will only  purchase or write such an option if the
Sub-advisor believes the option can be closed out.

         Use of options on securities  indices also entails the risk that trading in such options may be  interrupted  if trading in certain  securities  included in the index is  interrupted.  The  Portfolio  will not purchase such options  unless the  Sub-advisor believes the market is  sufficiently  developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an additional  discussion of options and the risks  involved  therein,  see the Trust's  Prospectus  and this Statement under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Sanford  Bernstein Managed Index 500 Portfolio.  These limitations are not "fundamental'  restrictions and may be changed by the
Trustees without shareholder approval.  The Portfolio will not:

         1.       Purchase  any security or evidence of interest  therein on margin,  except that such  short-term  credit as may be necessary for the clearance of purchases  and sales of  securities  may be obtained and except that deposits of initial  deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         4.       Invest more than 15% of the  Portfolio's  net assets  (taken at the greater of cost or market value) in securities that are illiquid or not readily  marketable,  not including Rule 144A  securities  and commercial  paper that is sold under section
4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board of Trustees.

AST American Century Income & Growth Portfolio:

Investment  Objective:  The primary investment  objective of the Portfolio is to seek capital growth.  Current income is a secondary investment objective.

Investment Policies:

         In general,  within the  restrictions  outlined here and in the Trust's  Prospectus,  the  Sub-advisor  has broad powers to decide  how to invest  fund  assets.  Investments  are varied  according  to what is judged  advantageous  under  changing  economic conditions.  It is the  Sub-advisor's  intention that the Portfolio will generally consist of domestic and foreign common stocks and equity  equivalent  securities.  However,  subject to the specific  limitations  applicable to the Portfolio,  the  Sub-advisor  may invest the assets of the Portfolio in varying amounts in other  instruments,  such as those discussed  below,  when such a course is deemed appropriate in order to attempt to attain its investment objective.

         Senior  securities  that,  in the opinion of the  manager,  are  high-grade  issues  also may be  purchased  for  defensive purposes.  However,  so long as a sufficient  number of such  securities  are available,  the manager  intends to keep the Portfolio fully invested in stocks that meet the Portfolio's  investment  criteria,  regardless of the movement of stock prices generally.  In most  circumstances,  the Portfolio's  actual level of cash and cash  equivalents will be less than 10%. As noted in the Prospectus, the  Sub-advisor  may use S&P 500 Index  futures as a way to expose the  Portfolio's  cash assets to the market,  while  maintaining liquidity.  The  Sub-advisor  may not leverage the  Portfolio  through  investment in these  futures,  so there should be no greater market risk to the Portfolio than if they purchased stocks.

         As a diversified  fund as defined in the 1940 Act, the Portfolio will not, with respect to 75% of its total assets,  invest more  than 5% of its  total  assets in the  securities  of a single  issuer or  purchase  more  than 10% of the  outstanding  voting securities  of a single  issuer.  To meet  federal tax  requirements  for  qualification  as a  regulated  investment  company,  the
Portfolio  must limit its  investments  so that at the close of each  quarter of its taxable  year (1) no more than 25% of its total assets are invested in the  securities of a single issuer (other than the U.S  government or a regulated  investment  company),  and
(2) with  respect to at least 50% of its total  assets,  no more than 5% of its total  assets are  invested in the  securities  of a single issuer.

         Foreign  Securities.  The Portfolio  may invest an unlimited  amount of its assets in the  securities  of foreign  issuers, including  foreign  governments,  when these securities meet its standards of selection.  Securities of foreign issuers may trade in the U.S. or foreign securities markets.

         Investments  in foreign  securities  involve risks that are different from and generally  greater than  investments in U.S.
securities.  These risks are  discussed in this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and  Investment
Methods." In addition,  because most foreign securities are denominated in non-U.S.  currencies,  the investment  performance of the
Portfolio  could be affected by changes in foreign  currency  exchange  rates.  Currency  exchange rates can be volatile at times in response to supply and demand in the currency  exchange  markets,  international  balances of payments,  governmental  intervention, speculation,  and other  political  and  economic  conditions.  As  discussed  below,  the  Portfolio  may purchase and sell foreign currency on a spot basis and may engage in forward  currency  contracts,  currency  options and futures  transactions for hedging or any other lawful purpose.

         In certain  countries one securities  broker may represent all or a significant  part of the trading  volume,  resulting in higher  trading costs and decreased  liquidity due to a lack of alternative  trading  partners.  In certain  markets there have been times when  settlements  have been unable to keep pace with the volume of  securities  transactions,  making it difficult to conduct such  transactions.  Delays in  clearance  and  settlement  could  result in  temporary  periods  when assets of the  Portfolio  are uninvested  and no return is earned  thereon.  The inability of the Portfolio to make intended  security  purchases due to clearance and settlement  problems could cause the Portfolio to miss attractive  investment  opportunities.  Inability to dispose of portfolio securities  due to clearance and  settlement  problems  could result  either in losses to the  Portfolio  due to  subsequent  due to subsequent  declines in the value of the  portfolio  security or, if the Portfolio has entered into a contract to sell the security, liability to the purchaser.

         Evidence of  securities  ownership  may be  uncertain  in many  foreign  countries.  In many of these  countries,  the most notable of which is the Russian  Federation,  the  ultimate  evidence of  securities  ownership  is the share  register  held by the issuing  company or its registrar.  While some companies may issue share  certificates  or provide  extracts of the company's  share register,  these are not negotiable  instruments and are not effective  evidence of securities  ownership.  In an ownership dispute, the company's share register is controlling.  As a result,  there is a risk that the Portfolio's  trade details could be incorrectly or  fraudulently  entered on the issuer's share register at the time of the  transaction,  or that the  Portfolio's  ownership could thereafter be altered or deleted entirely, resulting in a loss to the Portfolio.

         Depositary  Receipts.  The Portfolio may invest in foreign companies through American Depositary Receipts (ADRs),  European
Depositary  Receipts  (EDRs),  ordinary shares and New York shares.  Additional  information  about ADRs and EDRs is included in the
Trust's  prospectus  under "Certain Risk Factors and Investment  Methods."  Ordinary  shares are shares of foreign  issuers that are traded  abroad and on a U.S.  exchange.  New York shares are shares that a foreign  issuer has  allocated  for trading in the United
States.  ADRs,  ordinary shares,  and New York shares all may be purchased with and sold for U.S.  dollars,  which protects the fund from foreign settlement risks.

         Forward Currency  Exchange  Contracts.  The Portfolio may purchase and sell foreign currency either on a spot (i.e.,  cash)
basis and may engage in forward foreign currency exchange  contracts,  currency options and futures  transactions for hedging or any lawful  purpose.  The  Portfolio  will  segregate on its records cash or other liquid  assets in an amount  sufficient  to cover its obligations under the contract.

         The Sub-advisor  does not intend to enter into such contracts on a regular basis.  Normally,  consideration of the prospect for currency  parties will be  incorporated  into the long-term  investment  decisions made with respect to overall  diversification strategies.  However,  the Sub-advisor  believes that it is important to have flexibility to enter into such forward  contracts when it determines that the Portfolio's best interests may be served.

         At the maturity of the forward  contract,  the Portfolio  may either sell the  portfolio  security and make delivery of the foreign  currency,  or it may retain the security and  terminate  the  obligation  to deliver the foreign  currency by purchasing an offsetting  forward  contract with the same currency  trader  obligating  the fund to purchase,  on the same maturity date, the same amount of the foreign currency.

         Convertible  Securities.  A  convertible  security  is a fixed  income  security  that  offers the  potential  for  capital appreciation  through a conversion  feature that enables the holder to convert the fixed  income  security  into a stated  number of shares of common  stock.  As fixed income  securities,  convertible  securities  provide a stable stream of income,  with  generally higher  yields than common  stocks.  Because  convertible  securities  offer the  potential to benefit from  increases in the market price of the  underlying  common  stock,  however,  they  generally  offer lower yields than  non-convertible  securities of similar quality.  Of course,  like all fixed  income  securities,  there can be no assurance  of current  income  because the issuers of the convertible  securities may default on their obligations.  In addition,  there can be no assurance of capital  appreciation  because the value of the underlying common stock will fluctuate.

         Unlike a convertible  security that is a single  security,  a synthetic  convertible  security is comprised of two distinct securities that together  resemble  convertible  securities in certain  respects.  Synthetic  convertible  securities are created by combining  non-convertible  bonds or preferred  stocks with warrants or stock call  options.  The options that will form elements of synthetic  convertible  securities  will be listed on a securities  exchange or on the National  Association  of Securities  Dealers
Automated  Quotation  Systems.  The two  components of a synthetic  convertible  security,  which will be issued with respect to the same entity,  generally  are not offered as a unit,  and may be purchased and sold by the  Portfolio at different  times.  Synthetic convertible  securities  differ from  convertible  securities  in certain  respects,  including  that each  component of a synthetic convertible  security  has a  separate  market  value and  responds  differently  to market  fluctuations.  Investing  in  synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

         Additional  information about convertible  securities is included in the Trust's Prospectus under "Certain Risk Factors and
Investment Methods."

         Short Sales  "Against the Box." As  discussed in the Trust's  Prospectus,  the  Portfolio  may engage in short sales if, at the time of the short  sale,  the  Portfolio  owns or has the  right to  acquire  securities  equivalent  in kind and  amount to the securities  being sold  short.  While the short sale is  maintained,  the  Portfolio  will  segregate  assets to  collateralize  its obligation  to deliver the  securities  sold short in an amount  equal to the proceeds of the short sale plus an  additional  margin amount  established  by the  Board of  Governors  of the  Federal  Reserve.  There  will be  certain  additional  transaction  costs associated  with short sales,  but the  Portfolio  will  endeavor to offset these costs with income from the  investment of the cash proceeds of short sales.

         Derivative  Securities.  To the extent permitted by its investment  objectives and policies discussed elsewhere herein, the
Portfolio may invest in securities  that are commonly  referred to as "derivative"  securities.  Certain  derivative  securities are more accurately described as  "index/structured"  securities.  Index/structured  securities are derivative securities whose value or performance  is linked to other equity  securities  (such as depositary  receipts),  currencies,  interest  rates,  indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such as  mortgage-backed  and other  asset-backed  securities,  are in many  respects  like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative  security  unless the reference index or the instrument to which it relates is an eligible  investment for the Portfolio.  For example,  a security whose  underlying value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending upon changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk  that the  underlying  security,  interest  rate,  market  index or  other  financial  asset  will not move in the direction the portfolio manager anticipates;

o        the possibility  that there may be no liquid secondary  market,  or the possibility  that price  fluctuation  limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative  securities,  and the Investment Manager will report to the  Trust's  Board of Trustees as  necessary.  For  additional  information  on  derivatives  and their  risks,  see the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  and  Options.  The  Portfolio  may enter into  futures  contracts,  options or options on futures  contracts.  The
Portfolio may not, however,  enter into a futures  transaction for speculative  purposes.  Generally,  futures  transactions will be used to:

o        protect against a decline in market value of the Portfolio's securities (taking a short futures position), or

o        protect  against the risk of an increase in market  value for  securities  in which the  Portfolio  generally  invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o        provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

Some futures and options  strategies,  such as selling  futures,  buying puts and writing calls,  hedge the Portfolio's  investments against price  fluctuations.  Other  strategies,  such as buying  futures,  writing puts and buying calls,  tend to increase  market exposure.

         Although  other  techniques  may be used to control the  Portfolio's  exposure to market  fluctuations,  the use of futures contracts  may be a more  effective  means of  hedging  this  exposure.  While  the  Portfolio  will pay  brokerage  commissions  in connection  with  opening and  closing out futures  positions,  these  costs are lower than the  transaction  costs  incurred in the purchase and sale of the underlying securities.

         The  Portfolio may engage in futures and options  transactions  based on securities  indices that are  consistent  with the
Portfolio's  investment  objectives.  Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed income funds,  or the S&P 500 Index for equity funds.  The Portfolio  also may engage in futures and options  transactions  based on specific  securities,  such as U.S.  Treasury bonds or notes.  Futures contracts are traded on national futures  exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Portfolio  purchases or sells a bond,  no price is paid or received by the  Portfolio  upon the purchase or sale of the  future.  Initially,  the  Portfolio  will be  required  to deposit an amount of cash or  securities  equal to a varying specified  percentage  of the contract  amount.  This amount is known as initial  margin.  The margin  deposit is intended to assure completion of the contract  (delivery or  acceptance  of the  underlying  security) if it is not  terminated  prior to the specified delivery date.  Minimum  initial margin  requirements  are  established  by the futures  exchanges and may be revised.  In addition, brokers may establish margin deposit  requirements  that are higher than the exchange  minimums.  Cash held in the margin account is not income producing.  Subsequent  payments,  called variation margin, to and from the broker,  will be made on a daily basis as the price of the underlying debt  securities or index  fluctuates,  making the future more or less valuable,  a process known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets  involves  certain risks,  which are described in more detail in this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and  Investment  Methods." The  Sub-advisor will seek to minimize  these risks by limiting the  contracts  entered  into on behalf of the  Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options  on  Futures.  By  purchasing  an option on a futures  contract,  the  Portfolio  obtains  the  right,  but not the obligation,  to sell the futures  contract  (a put  option) or to buy the  contract (a call  option) at a fixed  strike  price.  The
Portfolio  can  terminate  its  position  in a put option by  allowing it to expire or by  exercising  the option.  If the option is exercised,  the Portfolio  completes the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the  Portfolio may write (or sell) call options that obligate it to sell
(or deliver) the option's  underlying  instrument  upon exercise of the option.  While the receipt of option premiums would mitigate the effects of price  declines,  the  Portfolio  would give up some ability to  participate  in a price  increase on the  underlying instrument.  If the  Portfolio  were to engage in options  transactions,  it would own the futures  contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         When-Issued  and Forward  Commitment  Agreements.  The  Portfolio  may  sometimes  purchase new issues of  securities  on a when-issued  or forward  commitment  basis in which the  transaction  price and yield are each fixed at the time the  commitment  is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

         In purchasing  securities on a when-issued or forward  commitment  basis, the Portfolio will segregate until the settlement date  cash or  other  liquid  assets  in an  amount  sufficient  to meet the  purchase  price.  When  the time  comes to pay for the when-issued  securities,  the Portfolio will meet its obligations with available cash, through the sale of securities,  or, although it would not normally expect to do so, by selling the when-issued  securities  themselves  (which may have a market value greater or less than the Portfolio's  payment  obligation).  Additional  information about when-issued and forward  commitment  transactions is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investments  in Companies  with Limited  Operating  History.  The  Portfolio  may invest in the  securities of issuers with limiting  operating  history.  The Sub-advisor  considers an issuer to have a limited  operating history if that issuer has a record of less than three  years of  continuous  operation.  The  Sub-advisor  will  consider  periods of  capital  formation,  incubation, consolidation,  and research and  development in determining  whether a particular  issuer has a record of three years of continuous operation.

         Investments  in  securities  of issuers  with limited  operating  history may involve  greater  risks than  investments  in securities of more mature issuers.  By their nature,  such issuers present limited operating history and financial  information upon which the  manager may base its  investment  decision on behalf of the  Portfolio.  In  addition,  financial  and other  information regarding such issuers, when available, may be incomplete or inaccurate.

         Other  Investment  Companies.  The Portfolio may invest in other mutual funds,  including those advised by the Sub-advisor, provided that the investment is consistent  with the fund's  investment  policies and  restrictions  and with the limitations of the
1940 Act. Under the 1940 Act, the Portfolio's  investment in such securities,  subject to certain  exceptions,  currently is limited to (a) 3% of the total voting stock of any one investment  company,  (b) 5% of the Portfolio's  total assets with respect to any one investment  company and (c) 10% of the  Portfolio's  total assets in the  aggregate.  Such purchases will be made in the open market where no  commission  or profit to a sponsor or dealer  results from the purchase  other than the  customary  brokers'  commissions.
Additional  information  about other  investment  companies is included in the Trust's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         Short-Term  Securities.  In order to meet  anticipated  redemptions,  to hold  assets  pending the  purchase of  additional securities  for the  Portfolio,  or, in some cases,  for  temporary  defensive  purposes,  the Portfolio may invest a portion of its assets in money market and other short-term securities.

         Examples of those securities include:

o        Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
o        Commercial Paper;
o        Certificates of Deposit and Eurodollar Certificates of Deposit;
o        Bankers' Acceptances;
o        Short-term notes, bonds, debentures, or other debt instruments; and
o        Repurchase agreements.

         U.S.  Government  Securities.  The Portfolio may invest in U.S.  government  securities,  including bills, notes, and bonds issued by the U.S.  Treasury and  securities  issued or guaranteed by agencies or  instrumentalities  of the U.S.  government.  Some
U.S.  government  securities are supported by the direct full faith and credit pledge of the U.S.  government;  others are supported by the right of the issuer to borrow from the U.S.  Treasury;  others,  such as securities  issued by the Federal National  Mortgage
Association,  are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations;  and others are supported only by assurance that the U.S.  government will provide financial support to an  instrumentality  it sponsors when it is not obligated by law to do so.

         Lending of Securities.  The Portfolio may lend its securities.  Additional  information on securities  lending and its risk is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

AST Alliance Growth and Income Portfolio:

Investment  Objective:  The investment objective of the Portfolio is to seek capital growth and income through investments primarily in dividend-paying common stocks of good quality.

Investment Policies:

         It is the  policy of the  Portfolio  to seek to  balance  the  objectives  of  reasonable  current  income  and  reasonable opportunity for capital growth through  investments  primarily in  dividend-paying  common stocks of good quality.  However,  it may invest  whenever the economic  outlook is unfavorable  for common stock  investments  in other types of  securities,  such as bonds, convertible bonds, preferred stocks, and convertible preferred stocks.

         Purchases  and sales of portfolio  securities  are made at such times and in such  amounts as deemed  advisable in light of market,  economic and other  conditions,  irrespective  of the degree of portfolio  turnover.  The  Portfolio  engages  primarily in holding securities for investment and not for trading purposes.

         Covered Call  Options.  Subject to market  conditions,  the  Portfolio  may try to realize  income by writing  covered call option contracts  provided that the option is listed on a domestic  securities  exchange and that no option will be written if, as a result,  more than 25% of the  Portfolio's  assets are subject to call  options.  The  Sub-advisor  believes  that the  premiums the
Portfolio will receive for writing options can increase the Portfolio's income without subjecting it to substantial risks.

         A  security  on which an option  has been  written  will be held in escrow by the  Portfolio's  custodian  until the option expires,  is exercised,  or a closing  purchase  transaction  is made.  The Portfolio will purchase call options only to close out a position in an option  written by it. When a security is sold from the Portfolio  against which a call option has been written,  the
Portfolio will effect a closing purchase transaction so as to close out any existing call option on that security.

         The  premium  received  by the  Portfolio  upon  writing  a  call  option  will  increase  the  Portfolio's  assets,  and a corresponding  liability  will be recorded and  subsequently  adjusted from day to day to the current  value of the option  written.
For  example,  if the  current  value of the option  exceeds the  premium  received,  the excess  would be an  unrealized  loss and, conversely,  if the premium  exceeds the current  value,  such excess would be an unrealized  gain.  The current value of the option will be the last sales price on the  principal  exchange on which the option is traded or, in the absence of any  transactions,  the mean between the closing bid and asked price.

         Except as stated above, the Portfolio will not purchase or sell puts or calls or combinations thereof.

         Additional  information  on covered call options and their risks is included in this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index  Futures.  The Portfolio may purchase and sell stock index futures  contracts.  A stock index futures  contract is a bilateral  agreement  pursuant to which two parties  agree to take or make  delivery of an amount of liquid  assets  equal to a specified  dollar  amount  multiplied  by the  difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the underlying  stocks in the index is made.  The Portfolio will not purchase or sell options on stock index futures contracts.

         The Portfolio may not purchase or sell a stock index future if, immediately  thereafter,  more than 30% of its total assets would be hedged by stock index  futures.  The  Portfolio may not purchase or sell a stock index future if,  immediately  thereafter, the sum of the amount of margin deposits on the Portfolio's  existing  futures  positions would exceed 5% of the market value of the
Portfolio's total assets.

         Currently,  stock index  futures  contracts  can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite  Index on the New York Futures  Exchange and the Value
Line Stock Index on the Kansas City Board of Trade.  The Sub-advisor  does not believe that  differences in composition of the three indices will create any  differences  in the price  movements of the stock index  futures  contracts in relation to the movements in such indices.  However,  such  differences in the indices may result in  differences  in  correlation of the futures  contracts with movements in the value of the  securities  being hedged.  The  Portfolio  reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial  margin in futures  transactions  is different from that of margin in security  transactions  in that futures  contract  margin does not involve the  borrowing of funds to finance  transactions.  Rather,  the initial  margin is in the nature of a  performance  bond or good faith  deposit on the contract  which is returned to the Portfolio  upon  termination  of the futures contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection  with the use of stock index futures by the Portfolio as a hedging  device.  One risk arises  because of the imperfect  correlation  between  movements in the price of the stock index futures and movements in the price of the  securities  which are the  subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective but, if the price of the securities  being hedged has moved in an  unfavorable  direction,  the  Portfolio  would be in a better  position  than if it had not  hedged at all.  If the price of the securities  being  hedged has moved in a favorable  direction,  this  advantage  will be  partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Portfolio will experience  either a loss or gain on the future which will not be completely  offset by movements in the price of the securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation  of movements in the price of  securities  being hedged and movements in the price of the stock index futures,  the Portfolio may buy or sell stock index futures  contracts in a greater dollar amount than the dollar amount of securities  being hedged if the volatility  over a particular  time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely,  the
Portfolio may buy or sell fewer stock index futures  contracts if the volatility  over a particular time period of the prices of the securities  being  hedged is less than the  volatility  over such time  period  of the stock  index,  or if  otherwise  deemed to be appropriate by the Sub-advisor.

         Where  futures are  purchased to hedge  against a possible  increase in the price of stock before the  Portfolio is able to invest its cash (or cash  equivalents)  in stocks (or  options) in an orderly  fashion,  it is possible  that the market may decline instead.  If the Portfolio then  concludes not to invest in stock or options at that time because of concern as to possible  further market  decline or for other reasons,  the Portfolio  will realize a loss on the futures  contract that is not offset by a reduction in the price of securities purchased.

         The Portfolio's  Sub-advisor  intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         For additional  information  regarding  futures  contracts and their risks,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest in foreign  securities,  but will not make any such investments  unless such securities  are listed on a national  securities  exchange.  The  purchase  of foreign  securities  entails  certain  political  and economic  risks,  and  accordingly,  the Portfolio has restricted  its  investments in securities in this category to issues of high quality.  Evidences of ownership of foreign  securities  may be held outside of the U.S.,  and the  Portfolio  may be subject to the risks  associated  with the holding of such property  overseas.  Additional  information  on foreign  securities  and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities  Ratings.  The ratings of debt  securities  by S&P,  Moody's,  Duff & Phelps and Fitch are a generally  accepted barometer  of credit risk.  They are,  however,  subject to certain  limitations  from an  investor's  standpoint.  The rating of an issuer is heavily weighted by past  developments and does not necessarily  reflect probable future  conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In  addition,  there may be varying  degrees of  difference in credit risk of securities within each rating category.

         A detailed  description  of the debt  security  ratings  assigned  by Moody's  and S&P is  included  in  Appendix B to this
Statement.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Alliance Growth and Income  Portfolio.  These  limitations are not "fundamental  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio may not:

         1.       Purchase the securities of any other investment company except in compliance with the 1940 Act; and

         2.       Sell securities short.

AST MFS Growth with Income Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek to provide  reasonable  current  income and long-term capital growth and income.

Investment Policies:

         Corporate Debt Securities.  The Portfolio may invest in debt  securities,  such as convertible and  non-convertible  bonds, notes and debentures, issued by corporations, limited partnerships and similar entities.

         Variable and Floating Rate  Obligations.  The Portfolio  may invest in floating or variable  rate  securities.  Investments in variable or floating rate securities  normally will involve  industrial  development or revenue bonds which provide that the rate of interest is set as a specific  percentage of a designated  base rate,  such as rates on Treasury Bonds or Bills or the prime rate at a major  commercial  bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued  interest,  which amount may be more or less than the amount of the  bondholder  paid for them.  The maturity of floating or variable  rate  obligations  (including  participation  interests  therein) is deemed to be the longer of (i) the notice period  required  before the Portfolio is entitled to receive  payment of the  obligation  upon demand or (ii) the period  remaining until the  obligation's  next  interest  rate  adjustment.  If not  redeemed  by the  Portfolio  through  the  demand  feature,  the obligations mature on a specified date, which may range up to thirty years from the date of issuance.

         Zero Coupon Bonds,  Deferred  Interest Bonds and PIK Bonds.  The Portfolio may invest in zero coupon bonds,  deferred bonds and bonds on which the interest is payable in kind ("PIK  bonds").  Zero coupon and deferred  interest  bonds are debt  obligations, which are issued at a significant  discount from face value.  The discount  approximates the total amount of interest the bonds will accrue and compound over the period until  maturity or the first interest  payment date at a rate of interest  reflecting the market rate of the security at the time of issuance.  While zero coupon  bonds do not require the  periodic  payment of interest,  deferred interest  bonds do provide for a period of delay  before the regular  payment of interest  begins.  PIK bonds are debt  obligations, which  provide  that  the  issuer  may,  at its  option,  pay  interest  on such  bonds in cash or in the  form of  additional  debt obligations.  Such  investments  benefit the issuer by mitigating its need for cash to meet debt service,  but also require a higher rate of return to  attract  investors  who are  willing to defer  receipt of such cash.  Such  investments  may  experience  greater volatility in market value than debt  obligations,  which make regular  payments of interest.  The  Portfolio  will accrue income on such investments for tax and accounting  purposes,  which are  distributable to shareholders and which,  because no cash is received at the time of accrual,  may  require  the  liquidation  of other  portfolio  securities  to satisfy  the  Portfolio's  distribution obligations.

         Equity  Securities.  The Portfolio may invest in all types of equity  securities,  including the following:  common stocks, preferred  stocks and  preference  stocks;  securities  such as bonds,  warrants or rights that are  convertible  into  stocks;  and
depository  receipts  for  those  securities.   These  securities  may  be  listed  on  securities  exchanges,   traded  in  various
over-the-counter markets or have no organized market.

         Foreign  Securities.  The  Portfolio  may invest in  dollar-denominated  and  non-dollar  denominated  foreign  securities.
Investing in securities of foreign  issuers  generally  involves  risks not  ordinarily  associated  with investing in securities of domestic  issuers.  For a discussion of the risks  involved in foreign  securities,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Depository  Receipts.  The  Portfolio may invest in American  Depository  Receipts  ("ADRs"),  Global  Depository  Receipts
("GDRs") and other types of  depository  receipts.  ADRs are  certificates  by a U.S.  depository  (usually a bank) and  represent a specified  quantity of shares of an  underlying  non-U.S.  stock on deposit  with a  custodian  bank as  collateral.  GDRs and other types of  depository  receipts  are  typically  issued by foreign  banks or trust  companies  and evidence  ownership of  underlying securities  issued  by  either a  foreign  or a U.S.  company.  For the  purposes  of the  Portfolio's  policy  to  invest a certain percentage  of its assets in foreign  securities,  the  investments  of the  Portfolio in ADRs,  GDRs and other types of  depository receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or unsponsored.  A sponsored ADR is issued by a depository which has an exclusive  relationship  with the issuer of the underlying  security.  An  unsponsored  ADR may be issued by any number of U.S.  depositories.  Under the terms of most sponsored  arrangements,  depositories  agree to distribute  notices of shareholder  meetings and voting  instructions,  and to provide  shareholder  communications  and other  information  to the ADR  holders  at the  request  of the  issuer of the  deposited securities.  The  depository  of an  unsponsored  ADR,  on the  other  hand,  is  under  no  obligation  to  distribute  shareholder communications  received from the issuer of the deposited  securities or to pass through  voting rights to ADR holders in respect of the deposited  securities.  The Portfolio may invest in either type of ADR.  Although the U.S.  investor holds a substitute  receipt of ownership  rather than direct stock  certificates,  the use of the  depository  receipts in the United Sates can reduce costs and delays as well as potential  currency exchange and other  difficulties.  The Portfolio may purchase  securities in local markets and direct  delivery of these  shares to the local  depositary  of an ADR agent bank in the  foreign  country.  Simultaneously,  the ADR agents create a certificate  which settles at the  Portfolio's  custodian in five days. The Portfolio may also execute trades on the
U.S.  markets  using  existing  ADRs.  A foreign  issuer of the  security  underlying  an ADR is  generally  not subject to the same reporting  requirements in the United States as a domestic issuer.  Accordingly,  information  available to a U.S.  investor will be limited to the  information  the foreign  issuer is  required  to  disclose  in its  country and the market  value of an ADR may not reflect undisclosed  material  information  concerning the issuer of the underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging  Markets.  The Portfolio may invest in securities of government,  government-related,  supranational and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company  Debt.  Governments  of many  emerging  market  countries  have  exercised  and  continue to  exercise  substantial influence  over many  aspects of the private  sector  through the  ownership  or control of many  companies,  including  some of the largest  in any given  country.  As a  result,  government  actions  in the  future  could  have a  significant  effect on  economic conditions in emerging markets,  which in turn, may adversely affect companies in the private sector,  general market conditions and
prices  and  yields  of  certain  of  the  securities  in  the  Portfolio's   portfolio.   Expropriation,   confiscatory   taxation,
nationalization,  political,  economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         Foreign  currencies.  Some emerging market countries may have managed  currencies,  which are not free floating against the
U.S.  dollar.  In  addition,  there is risk that certain  emerging  market  countries  may  restrict  the free  conversion  of their currencies  into other  currencies.  Further,  certain  emerging market  currencies may not be  internationally  traded.  Certain of these currencies have  experienced a steep  devaluation  relative to the U.S. dollar.  Any devaluations in the currencies in which a
Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many emerging  markets have  experienced  substantial,  and in some periods  extremely high, rates of inflation for many years.  Inflation  and rapid  fluctuations  in inflation  rates have had and may  continue to have  adverse  effects on the economies  and  securities  markets of certain  emerging  market  countries.  In an  attempt  to control  inflation,  wage and price controls  have been imposed in certain  countries.  Of these  countries,  some,  in recent  years,  have begun to control  inflation through prudent economic policies.

         Liquidity;  Trading Volume;  Regulatory  Oversight.  The securities  markets of emerging market countries are substantially smaller,  less  developed,  less liquid and more volatile than the major  securities  markets in the U.S.  Disclosure and regulatory standards  are in many  respects  less  stringent  than U.S.  standards.  Furthermore  , there is a lower  level of  monitoring  and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the  securities of emerging market issuers  compared to volume of trading in the  securities of U.S.  issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and  competitiveness of the securities  issuers.  For example,  limited market size may cause prices to be unduly  influenced by traders who control large positions.  Adverse  publicity and investors'  perceptions,  whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situation may arise in one or more emerging  markets,  as a result of which trading of  securities  may cease or may be  substantially  curtailed and prices for the  Portfolio's  securities in such markets may not be readily  available.  The  Portfolio  may suspend  redemption  of its shares for any period  during  which an  emergency  exists,  as determined by the SEC. If market  prices are not readily  available,  the  Portfolio's  securities  in the affected  markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Withholding.  Income from  securities  held by the Portfolio  could be reduced by a withholding  tax on the source or other taxes imposed by the emerging  market  countries in which the Portfolio makes its  investments.  The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation  applicable  to the  Portfolio or to entities in which the Portfolio has invested.  The  Sub-advisor  will consider the cost of any taxes in determining  whether to acquire any particular  investments, but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The  Portfolio may enter into  contracts  for the purchase or sale of a specific  currency at a future date at a price at the time the  contract  is entered  into (a  "Forward  Contract"),  for hedging  purposes  (e.g.,  to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward  Contracts  entered into until maturity,  at which time it would be required to deliver or accept  delivery of the underlying  currency,  but will seek in most instances to close out positions in such
Contracts by entering into offsetting  transactions,  which will serve to fix the Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Portfolio  will also enter into  transactions  in Forward  Contracts for other than hedging  purposes,  which  presents greater  profit  potential but also  involves  increased  risk.  For example,  the  Portfolio may purchase a given foreign  currency through a Forward Contract if, in the judgement of the  Sub-advisor,  the value of such currency is expected to rise relative to the
U.S.  dollar.  Conversely,  the  Portfolio may sell the currency  through a Forward  Contract if the  Sub-advisor  believes that its value will decline relative to the dollar.

         For an  additional  discussion of Forward  Contracts see this  Statement  and the Trust's  Prospectus  under  "certain Risk
Factors and Investment Methods."

         Futures  Contracts.  The Portfolio may purchase and sell futures contracts ("Future  Contracts") on stock indices,  foreign currencies,  interest rates or interest-rate related instruments,  indices of foreign currencies or commodities.  The Portfolio also may purchase and sell Futures  Contracts on foreign or domestic  fixed income  securities  or indices of such  securities  including municipal  bond  indices  and any other  indices of foreign or  domestic  fixed  income  securities  that may become  available  for trading.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures  Contracts  differ from  options in that they are  bilateral  agreements,  with both the  purchaser  and the seller equally  obligated to complete the  transaction.  Futures  Contracts call for settlement  only on the expiration  date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index  futures  contracts  are used to attempt to protect the  Portfolio's  current or intended stock  investments from broad  fluctuations in stock prices.  For example,  the Portfolio may sell stock index futures  contracts in anticipations  of or during  market  decline to  attempt  to offset  the  decrease  in market  value of the  Portfolio's  securities portfolio that might otherwise  result.  If such decline occurs,  the loss in value of portfolio  securities may be offset, in whole or in part, by gains on the futures  position.  When the Portfolio is not fully invested in the securities  market and anticipates a significant  market  advance,  it may  purchase  stock index  futures in order to gain rapid  market  exposure  that may, in part or entirely,  offset  increases in the cost of  securities  that the Portfolio  intends to purchase.  As such  purchases are made,  the corresponding  positions in stock index futures contracts will be closed out. In a substantial  majority of these transactions,  the
Portfolio will purchase such  securities  upon  termination of the futures  position,  but under unusual market  conditions,  a long futures position may be terminated without a related purchase of securities.

         The Portfolio may purchase and sell foreign  currency  futures  contracts for hedging  purposes,  to attempt to protect its current or intended  investments from fluctuations in currency  exchange rates.  Such fluctuations  could reduce the dollar value of portfolio securities denominated in foreign currencies,  or increase the dollar cost of foreign-denominated  securities, or increase the dollar cost of  foreign-denominated  securities to be acquired,  even if the value of such securities in the currencies in which they are  denominated  remains  constant.  The Portfolio may sell futures  contracts on a foreign  currency,  for example,  where it holds  securities  denominated in such currency and it  anticipates a decline in the value of such currency  relative to the dollar.
In the event such decline occurs,  the resulting  adverse effect on the value of  foreign-denominated  securities may be offset,  in whole or in part, by gains on the futures contracts.

         Conversely,  the  Portfolio  could  protect  against a rise in the  dollar  cost of  foreign-denominated  securities  to be acquired by purchasing  futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such securities  resulting from the rise in the dollar value of the underlying  currencies.  Where the Portfolio  purchases  futures contracts  under such  circumstances,  however,  and the prices of securities to be acquired  instead  decline,  the Portfolio  will sustain losses on its futures  position which could reduce or eliminate the benefits of the reduced cost of portfolio  securities to be acquired.

         For further information on Futures Contracts, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  in Other  Investment  Companies.  The  Portfolio  may  invest in other  investment  companies,  including  both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Portfolio may invest in the following  types of options,  which involves the risks  described below under the caption "Risk Factors."

         Options on Foreign  Currencies.  The  Portfolio  may  purchase  and write  options on foreign  currencies  for  hedging and non-hedging  purposes in a manner similar to that in which Futures Contracts on foreign  currencies,  or Forward Contracts,  will be utilized.  For  example,  where a rise in the dollar  value of a currency in which  securities  to be acquired  are  denominated  is projected,  thereby  increasing the cost of such securities,  the Portfolio may purchase call options thereon.  The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly,  instead of purchasing a call option to hedge against an  anticipated  increase in the dollar cost of securities to be acquired,  the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected,  will expire  unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium.  Foreign  currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options of Futures  Contracts.  The Portfolio  may also  purchase and write options to buy or sell those Futures  Contracts in which it may invest as described above under "Futures  Contracts."  Such investment  strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts  that are written or purchased  by the  Portfolio  on U.S.  Exchanges  are traded on the same contract market as the underlying Futures Contract,  and, like Futures Contracts,  are subject to the regulation by the CFTC and the performance  guarantee  of the  exchange  clearinghouse.  In  addition,  Options  on  Futures  Contracts  may be traded  on  foreign exchanges.  The  Portfolio  may cover the writing of call  Options on Futures  Contracts  (a) through  purchases  of the  underlying
Futures Contract,  (b) through ownership of the instrument,  or instruments included in the index,  underlying the Futures Contract, or (c) through the holding of a call on the same Futures  Contract and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the  exercise  price of the call  written or (ii) is greater  than the exercise  price of the call written if the Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  The Portfolio may cover the writing of put Options on Futures  Contracts (a) through sales of the  underlying  Futures  Contract,  (b) through the ownership of liquid and  unencumbered  assets equal to the value of the security or index  underlying the Futures  Contract,  or (c)
through the holding of a put on the same Futures  Contract and in the same  principal  amount as the put written  where the exercise price of the put held (i) is equal to or greater than the exercise  price of the put written or where the exercise  price of the put held (ii) is less than the  exercise  price of the put written if the  Portfolio  owns liquid and  unencumbered  assets equal to the difference.  Put and call Options on Futures  Contracts  may also be covered in such other manner as may be in  accordance  with the rules of the exchange on which the option is traded and  applicable  laws and  regulations.  Upon the exercise of a call Option on a
Futures  Contract  written by the Portfolio,  the Portfolio will be required to sell the underlying  Futures  Contract which, if the
Portfolio  has  covered its  obligation  through  the  purchase of such  Contract,  will serve to  liquidate  its futures  position.
Similarly,  where a put Option on a Futures  Contract  written by the  Portfolio is  exercised,  the  Portfolio  will be required to purchase the underlying  Futures  Contract  which,  if the Portfolio has covered its  obligation  through the sale of such Contract, will close out its futures position.

         Depending on the degree of  correlation  between  changes in the value of its portfolio  securities  and the changes in the value of its futures  positions,  the Portfolio's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The  Portfolio may write (sell)  covered put and call options,  and purchase put and call options, on securities.

         A call option  written by the  Portfolio is  "covered" if the  Portfolio  owns the security  underlying  the call or has an absolute and immediate right to acquire that security without  additional cash  consideration (or for additional cash  consideration if the Portfolio  owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon  conversion or exchange of other  securities  held in its  portfolio.  A call option is also covered if the Portfolio  holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise price of the call  written  or (b) is  greater  than the  exercise  price of the call  written  if the  Portfolio  owns  liquid  and unencumbered  assets  equal to the  difference.  If the  portfolio  writes a put option it must  segregate  liquid and  unencumbered assets with a value equal to the exercise  price,  or else holds a put on the same security and in the same principal  amount as the put written  where the exercise  price of the put held is equal to or greater  than the  exercise  price of the put written or where the  exercise  price  of the put held is less  than  the  exercise  price  of the put  written  if the  Portfolio  owns  liquid  and unencumbered  assets  equal to the  difference.  Put and call  options  written by the  Portfolio  may also be covered in such other manner as may be in  accordance  with the  requirements  of the exchange on which,  or the  counterparty  with which,  the option is traded, and applicable laws and regulations.

         Effecting a closing  transaction  in the case of a written  call option will permit the  Portfolio  to write  another  call option on the underlying  security with either a different  exercise  price or expiration  date or both, or in the case of a written put option will permit the  Portfolio  to write  another put option to the extent that the  Portfolio  owns liquid and  unencumbered assets. Such transactions  permit the Portfolio to generate  additional premium income,  which will partially offset declines in the value of portfolio  securities or increases in the cost of securities to be acquired.  Also,  effecting a closing  transaction  will permit the cash or proceeds from the  concurrent  sale of any securities  subject to the option to be used for other  investments of the  Portfolio,  provided  that  another  option on such  security is not  written.  If the  Portfolio  desires to sell a particular security  from its portfolio on which it has written a call option,  it will effect a closing  transaction  in  connection  with the option prior to or concurrent with the sale of the security.

         The  Portfolio  may write  options in connection  with  buy-and-write  transactions;  that is, the Portfolio may purchase a security and then write a call option  against that  security.  The exercise  price of the call option the  Portfolio  determines to write will depend upon the expected  price  movement of the  underlying  security.  The exercise price of a call option may be below
("in-the-money"),  equal to ("at-the-money") or above  ("out-of-the-money") the current value of the underlying security at the time the option is written.  Buy-and-write  transactions  using  in-the-money call options may be used when it is expected that the price of the underlying  security will decline  moderately during the option period.  Buy-and-write  transactions  using  out-of-the-money call options may be used when it is expected that the premiums  received from writing the call option plus the  appreciation  in the market  price of the  underlying  security  up to the  exercise  price will be  greater  than the  appreciation  in the price of the underlying  security  alone.  If the call  options are  exercised in such  transactions,  the  Portfolio's  maximum gain will be the premium  received by it for writing the option,  adjusted  upwards or downwards by the difference  between the Portfolio's  purchase price of the security and the exercise  price,  less related  transaction  costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return  characteristics  to buy-and-write  transactions.  If the market price or the underlying  security rises or otherwise is above the exercise  price,  the put option will expire  worthless and the  Portfolio's  gain will be limited to the premium  received,  less  related  transaction  costs.  If the market price of the underlying  security  declines or otherwise is below the exercise price, the Portfolio may elect to close the position or retain the option until it is exercised,  at which time the Portfolio will be required to take delivery of the security at the exercise  price;
the Portfolio's  return will be the premium  received from the put option minus the amount by which the market price of the security is below the exercise  price,  which could result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write  combinations  of put and call options on the same  security,  known as  "straddles"  with the same exercise  price and expiration  date. By writing a straddle,  the Portfolio  undertakes a  simultaneous  obligation to sell and purchase  the same  security in the event that one of the options is  exercised.  If the price of the  security  subsequently  rises sufficiently  above the exercise price to cover the amount of the premium and transaction  costs,  the call will likely be exercised and the Portfolio will be required to sell the underlying  security at a below market price.  This loss may be offset,  however,  in whole or in part,  by the premiums  received on the writing of the two options.  Conversely,  if the price of the security  declines by a sufficient  amount,  the put will likely be  exercised.  The writing of straddles  will likely be  effective,  therefore,  only where the price of the security  remains stable and neither the call nor the put is exercised.  In those  instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on  securities  will not be  undertaken  by the  Portfolio  solely for hedging  purposes,  and could involve  certain  risks  which are not present in the case of hedging  transactions.  Moreover,  even where  options are written for hedging  purposes,  such  transactions  constitute  only a partial  hedge against  declines in the value of portfolio  securities or against  increases in the value of  securities  to be acquired,  up to the amount of the premium.  The  Portfolio  may also purchase options for hedging purposes or to increase its return.

         The Portfolio  may also  purchase  call options to hedge against an increase in the price of securities  that the Portfolio anticipates  purchasing  in the  future.  If such  increase  occurs,  the call  option will  permit the  Portfolio  to purchase  the securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Portfolio  may write (sell)  covered call and put options and purchase call and put options on stock indices.  The Portfolio may cover written call options on stock indices by owning  securities  whose price changes,  in the opinion of the  Sub-advisor,  are expected to be similar to those of the  underlying  index,  or by having an absolute and immediate right to acquire such securities  without  additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon conversion or exchange of other securities in its portfolio.  The  Portfolio  may also  cover  call  options  on stock  indices  by  holding a call on the same  index and in the same principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call written or (b) is greater than the exercise price of the call written if the Portfolio own liquid and  unencumbered  assets equal to the difference.  If the Portfolio writes put options on stock indices,  it must segregate  liquid and  unencumbered  assets with a value  equal to the  exercise  price,  or hold a put on the same  stock  index  and in the same  principal  amount as the put written  where the exercise  price of the put held (a) is equal to or greater  than the exercise  price of the put written or (b) is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the difference.  Put and call options on stock  indices may also be covered in such other manner as may be in  accordance  with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The  purchase  of call  options on stock  indices may be used by the  Portfolio  to attempt to reduce the risk of missing a broad  market  advance,  or an advance in an industry or market  segment,  at a time when the  Portfolio  holds  uninvested  cash or short-term  debt securities  awaiting  investment.  When purchasing call options for this purpose,  the Portfolio will also bear the risk of losing all or a portion  of the  premium  paid it the value of the index  does not rise.  The  purchase  of call  options on stock  indices  when the  Portfolio  is  substantially  fully  invested is a form of  leverage,  up to the amount of the premium and related  transaction costs, and involves risks of loss and of increased  volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index  underlying a stock index  option may be a  "broad-based"  index,  such as the Standard & Poor's 500 Index or the
New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect  movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market  indices,  such as the Standard & Poor's 100 Index,  or on indices of securities of particular  industry groups,  such as those of oil and gas or technology  companies.  A stock index assigns relative  values to the stocks  included in the index and the index  fluctuates  with changes in the market  values of the stocks so included.  The composition of the index is changed periodically.

         For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

Risk of Imperfect  Correlation of Hedging  Instruments  with the Portfolio's  Portfolio.  The use of derivatives for "cross hedging"
purposes  (such as a  transaction  in a Forward  Contract on one  currency to hedge  exposure to a different  currency)  may involve greater  correlation  risks.  Consequently,  the Portfolio  bears the risk that the price of the portfolio  securities  being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures  contracts or options based upon a narrower index of securities,  such as those of a particular  industry  group,  may present  greater risk than options or futures based on a broad market  index.  This is due to the fact that a  narrower  index is more  susceptible  to rapid and  extreme  fluctuations  as a result of changes in the value of a small number of securities.  Nevertheless,  where the Portfolio  enters into  transactions  in options or futures on  narrowly-based indices for hedging  purposes,  movements in the value of the index should,  if the hedge is successful,  correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging purposes entails the additional risk of imperfect  correlation  between movements in the price of the derivative and the price of the underlying  index or obligation.  The anticipated  spread between the prices may be distorted  due to the  difference in the nature of the markets such as  differences  in margin  requirements,  the liquidity of such markets and the  participation  of speculators in the  derivatives  markets.  In this regard,  trading by speculators in derivatives has in the past  occasionally  resulted in market  distortions,  which may be difficult or impossible to predict,  particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails the risk that  changes in the value of the  underlying  Futures
Contracts will not be fully reflected in the value of the option.  The risk of imperfect  correlation,  however,  generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on  securities,  options on stock  indices,  options on currencies and Options on Futures
Contracts,  the Portfolio is subject to the risk of market  movements  between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered  call  option on a  security,  index or futures  contract,  the  Portfolio  also  incurs the risk that changes in the value of the  instruments  used to cover the  position  will not  correlate  closely with changes in the value of the option or underlying  index or instrument.  For example,  where the Portfolio  covers a call option written on a stock index through segregation  of  securities,  such  securities  may not match the  composition  of the  index,  and the  Portfolio  may not be fully covered.  As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Portfolio may enter  transactions in derivatives for non-hedging  purposes as well as hedging purposes.  Non-hedging  transactions in such instruments  involve greater risks and may result in losses which may not be offset by increases in the value of portfolio  securities or declines in the cost of securities  to be acquired.  Nevertheless,  the method of covering  an option  employed  by the  Portfolio  may not fully  protect it against  risk of loss and,  in any event,  the
Portfolio  could suffer losses on the option  position which might not be offset by  corresponding  portfolio  gains.  The Portfolio may also enter into  futures,  Forward  Contracts  for  non-hedging  purposes.  For  example,  the  Portfolio  may enter into such a transaction  as an  alternative  to purchasing or selling the  underlying  instrument or to obtain  desired  exposure to an index or market.  In such  instances,  the  Portfolio  will be exposed to the same  economic  risks  incurred  in  purchasing  or selling the underlying  instrument or instruments.  However,  transactions in futures,  Forward  Contracts may be leveraged,  which could expose the  Portfolio to greater risk of loss than such  purchases or sales.  Entering  into  transactions  in  derivatives  for other than hedging  purposes,  therefore,  could  expose  the  Portfolio  to  significant  risk of loss if the  prices,  rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on  securities,  the  Portfolio  incurs the risk that the price of the  underlying security will not remain  stable,  that one of the options  written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions,  therefore,  create an opportunity for increased return by providing the
Portfolio with two simultaneous  premiums on the same security,  but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential Lack of a Liquid Secondary  Market.  Prior to exercise or expiration,  a futures or option position can only be terminated by entering into a closing  purchase or sale  transaction.  In that event,  it may not be possible to close out a position held by the Portfolio,  and the Portfolio could be required to purchase or sell the instrument  underlying an option,  make or receive a cash  settlement  or meet ongoing  variation  margin  requirements.  Under such  circumstances,  if the  Portfolio  has insufficient cash available to meet margin  requirements,  it will be necessary to liquidate portfolio securities or other assets at a time when it is  disadvantageous  to do so. The  inability to close out options and futures  positions,  therefore,  could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

         The  trading of Futures  Contracts  and  options is also  subject to the risk of trading  halts,  suspensions,  exchange or clearinghouse equipment failures,  government intervention,  insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity,  which could at times make it difficult or impossible to liquidate  existing positions or to recover excess variation margin payments.

         Potential  Bankruptcy  of a  Clearinghouse  or Broker.  When the  Portfolio  enters into  transactions  in  exchange-traded futures or options,  it is exposed to the risk of the potential  bankruptcy  of the relevant  exchange  clearinghouse  or the broker through  which the  Portfolio  has effected the  transaction.  In that event,  the  Portfolio  might not be able to recover  amounts deposited as margin,  or amounts owed to the Portfolio in connection with its  transactions,  for an indefinite  period of time, and could  sustain  losses of a portion or all of such  amounts.  Moreover,  the  performance  guarantee  of an  exchange  clearinghouse generally extends only to its members and the Portfolio could sustain losses,  notwithstanding  such guarantee,  in the event of the bankruptcy of its broker.

         Trading and Position  Limits.  The exchanges on which futures and options are traded may impose  limitations  governing the maximum  number of positions on the same side of the market and  involving  the same  underlying  instrument  which may be held by a single  investor,  whether  acting alone or in concert with others  (regardless  of whether such  contracts  are held on the same or different  exchanges or held or written in one or more accounts or through one or more brokers.)  Further,  the CFTC and the various contract  markets  have  established  limits  referred  to as  "speculative  position  limits" on the  maximum net long or net short position  which any person may hold or control in a particular  futures or option  contract.  An exchange may order the  liquidation of positions found to be in violation of these limits and it may impose other sanctions or  restrictions.  The Sub-advisor  does not believe that these trading and position  limits will have any adverse  impact on the  strategies  for hedging the  portfolios of the
Portfolio.

         Risks of Options on Futures  Contracts.  The amount of risk the Portfolio  assumes when it purchases an Option on a Futures
Contract  is the  premium  paid for the  option,  plus  related  transaction  costs.  In order to profit  from an option  purchased, however,  it may be necessary to exercise the option and to liquidate the underlying  Futures Contract,  subject to the risks of the availability of a liquid offset market  described  herein.  The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading,  including the requirement of initial and variation margin payments,  as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying  security,  index,  currency or
Futures Contract.

         Risks of Transactions in Foreign Currencies and  Over-the-Counter  Derivatives and Other Transactions Not Conducted on U.S.
Exchanges.  Transactions  in Forward  Contracts  on foreign  currencies,  as well as futures and options on foreign  currencies  and transactions  executed on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined above. In addition,  however,  such  transactions  are  subject  to the risk of  governmental  actions  affecting  trading in or the prices of currencies  underlying such contracts,  which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio.  Further,  the value of such  positions  could be adversely  affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further,  unlike  trading in most other types of  instruments,  there is no systematic  reporting of last sale  information with respect to the foreign  currencies  underlying  contracts  thereon.  As a result,  the available  information  on which trading systems will be based may not be as complete as the comparable  data on which the Portfolio makes  investment and trading  decisions in connection with other  transactions.  Moreover,  because the foreign  currency market is a global,  24-hour market,  events could occur in that market which will not be reflected in the forward,  futures or options market until the following day,  thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign currency  options  generally must occur within the country  issuing the  underlying  currency,  which in turn  requires  traders to accept or make  delivery of such  currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking  relationships,  fees, taxes or other charges.

         Unlike  transactions  entered  into  by the  Portfolio  in  Futures  Contracts  and  exchange-traded  options,  on  foreign currencies,  Forward Contracts,  over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract  markets  regulated by the CFTC or (with the exception of certain  foreign  currency  options) the SEC. To the contrary, such  instruments are traded through  financial  institutions  acting as  market-makers,  although foreign currency options are also traded on certain national  securities  exchanges,  such as the Philadelphia  Stock Exchange and the Chicago Board Options Exchange,
subject to SEC regulation.  In an over-the-counter  trading environment,  many of the protections afforded to exchange  participants will not be available.  For example,  there are no daily price  fluctuation  limits,  and adverse market  movements  could therefore continue to an  unlimited  extent over a period of time.  Although the  purchaser  of an option  cannot lose more than the amount of the premium plus related  transaction costs, this entire amount could be lost.  Moreover,  the option writer and a trader of Forward
Contracts could lose amounts  substantially in excess of their initial  investments,  due to the margin and collateral  requirements associated with such positions.

         In  addition,  over-the-counter  transactions  can only be entered  into with a financial  institution  willing to take the opposite  side,  as  principal,  of the  Portfolio's  position  unless the  institution  acts as broker and is able to find  another counterparty  willing to enter into the transaction  with the Portfolio.  Where no such  counterparty  is available,  it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions are not subject to the guarantee of an exchange  clearinghouse,  and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial  institution  serving as its  counterparty.
One or more of such institutions  also may decide to discontinue  their role as market-makers in a particular  currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures  Contracts,  Options on Futures Contracts and options on foreign currencies may be traded on exchanges  located in foreign  countries.  Such  transactions may not be conducted in the same manner as those entered into on U.S. exchanges,  and may be subject to different margin, exercise,  settlement or expiration procedures.  As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign  currencies  traded on national  securities  exchanges  are within the  jurisdiction  of the SEC, as are other securities  traded on such exchanges.  As a result,  many of the protections  provided to traders on organized  exchanges will be available with respect to such  transactions.  In particular,  all foreign currency option  positions  entered into on a national securities  exchange are cleared and  guaranteed  by the Options  Clearing  Corporation  (the "OCC"),  thereby  reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks  regarding  adverse  market movements,  margining  of options  written,  the nature of the  foreign  currency  market,  possible  intervention  by  governmental authorities and the effects of other  political and economic  events.  In addition,  exchange-traded  options on foreign  currencies involve certain risks not presented by the  over-the-counter  market.  For example,  exercise and settlement of such options must be made exclusively  through the OCC, which has established  banking  relationships in applicable  foreign  countries for this purpose.
As a result, the OCC may, if it determines that foreign  governmental  restrictions or taxes would prevent the orderly settlement of foreign currency option  exercises,  or would result in undue burdens on the OCC or its clearing member,  impose special  procedures on exercise and  settlement,  such as technical  changes in the mechanics of delivery of currency,  the fixing of dollar  settlement prices or prohibitions on exercise.

         Short Sales  Against The Box. The Portfolio  may make short sales  "against the box." If the Portfolio  enters into a short sales  against the box, it is  required to  segregate  securities  equivalent  in kind and amount to the  securities  sold short (or securities  convertible  or  exchangeable  into such  securities)  and is required to hold such  securities  while the short sale is outstanding.  The Portfolio will incur transaction costs, including interest, in connection with opening,  maintaining,  and closing short sales against the box. For further  information  about this practice,  please refer to the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

         Short Term  Instruments.  The Portfolio may hold cash and invest in cash  equivalents,  such as short-term U.S.  Government
Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market conditions when the Sub-advisor  believes that investing for temporary  defensive purposes is appropriate,  or in order to meet anticipated  redemption  requests,  a large portion or all of the assets of the Portfolio may be invested in cash (including  foreign  currency) or cash equivalents,  including,  but not limited to,  obligations of banks  (including  certificates  of deposit,  bankers  acceptances,  time deposits and  repurchase  agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         Warrants.  The  Portfolio  may invest in warrants.  The strike  price of warrants  typically is much lower than the current market price of the underlying  securities,  yet they are subject to similar price  fluctuations,  in absolute  terms.  As a result, warrants may be more volatile  investments than the underlying  securities and may offer greater potential for capital  appreciation as well as capital loss.  Additional  information  regarding warrants is included in this Statement and the Trust's Prospectus under
"Certain Risk factors and Investment Methods."

         "When-Issued"  Securities.  The Portfolio may purchase  securities on a  "when-issued,"  "forward  commitment," or "delayed delivery  basis." The  commitment  to purchase a security  for which  payment will be made on a future date may be deemed a separate security.  While  awaiting  delivery of securities  purchased on such basis,  the Portfolio  will identify  liquid and  unencumbered assets equal to its forward delivery commitment.

         For more information  about  when-issued  securities,  please see this Statement under "Certain Risk Factors and Investment
Methods."

AST INVESCO Equity Income Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth and current income.

Investment Policies:

         The Portfolio  will pursue its objective by investing its assets in securities  that are expected to produce high levels of income and consistent, stable returns.

         In pursuing its investment  objective,  the Portfolio  normally invests at least 65% of its total assets in dividend paying common and  preferred  stocks.  Up to 30% of the  Portfolio's  assets may be invested in equity  securities  that do not pay regular dividends.  The remaining assets are invested in other  income-producing  securities,  such as corporate bonds.  Sometimes  warrants are acquired when offered with  income-producing  securities,  but the warrants are disposed of at the first favorable  opportunity.
Acquiring  warrants  involves a risk that the Portfolio will lose the premium it pays to acquire  warrants if the Portfolio does not exercise  a warrant  before it  expires.  The  major  portion  of the  investment  portfolio  normally  consists  of common  stocks, convertible  bonds and  debentures,  and preferred  stocks;  however,  there may also be  substantial  holdings of debt  securities, including non-investment grade and unrated debt securities.

         Debt  Securities.  The debt securities in which the Portfolio  invests are generally  subject to two kinds of risk,  credit risk and market  risk.  The ratings  given a debt  security  by Moody's and  Standard & Poor's  ("S&P")  provide a generally  useful guide as to such credit risk.  The lower the rating given a debt security by such rating  service,  the greater the credit risk such rating service  perceives to exist with respect to such security.  Increasing the amount of Portfolio  assets invested in unrated or lower grade (Ba or less by Moody's,  BB or less by S&P) debt  securities,  while  intended  to  increase  the yield  produced by the
Portfolio's debt securities, will also increase the credit risk to which those debt securities are subject.

         Lower-rated  debt  securities and non-rated  securities of comparable  quality tend to be subject to wider  fluctuations in yields and market values than higher rated debt  securities  and may have  speculative  characteristics.  Although the Portfolio may invest in debt securities  assigned lower grade ratings by S&P or Moody's,  the Portfolio's  investments have generally been limited to debt securities  rated B or higher by either S&P or Moody's.  Debt securities  rated lower than B by either S&P or Moody's may be highly  speculative.  The Sub-advisor  intends to limit such portfolio  investments to debt securities which are not believed by the
Sub-advisor  to be highly  speculative  and which are rated at least CCC or Caa,  respectively,  by S&P or Moody's.  In addition,  a significant  economic  downturn or major  increase  in interest  rates may well  result in issuers of  lower-rated  debt  securities experiencing  increased  financial  stress  which would  adversely  affect their  ability to service  their  principal  and interest obligations,  to meet  projected  business  goals,  and to obtain  additional  financing.  While the  Sub-advisor  attempts to limit purchases of  lower-rated  debt  securities  to  securities  having an  established  retail  secondary  market,  the market for such securities  may not be as liquid as the market for higher rated debt  securities.  For an  additional  discussion  of certain  risks involved in  lower-rated  or unrated  securities,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         Lending  Portfolio  Securities.  The  Portfolio may lend its  securities to qualified  brokers,  dealers,  banks,  or other financial  institutions.  While voting rights may pass with the loaned securities,  if a material event (e.g., proposed merger, sale of assets,  or  liquidation) is to occur  affecting an investment on loan, the loan must be called and the securities  voted.  Loans of securities made by the Portfolio will comply with all other applicable  regulatory  requirements,  including the rules of the New
York Stock Exchange and the requirements of the 1940 Act and the rules of the SEC thereunder.

AST AIM Balanced Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to provide a  well-diversified  portfolio of stocks that will produce both capital growth and current income.

Investment Policies:

         The Portfolio,  investing in both equity and debt securities,  acquires  securities in the  over-the-counter  market and on national  securities  exchanges,  and acquires bonds in new offerings or in principal trades with  broker-dealers.  Ordinarily,  the
Portfolio does not purchase  securities  with the intention of engaging in short-term  trading.  However,  any  particular  security will be sold, and the proceeds reinvested,  whenever such action is deemed prudent from the viewpoint of the Portfolio's  investment objective, regardless of the holding period of that security.

         Short-Term  Investments.  A portion  of the  Portfolio's  assets  may be held in cash and high  quality,  short-term  money
market  instruments  such  as  certificates  of  deposit,  commercial  paper,  bankers'  acceptances,   short-term  U.S.  Government
obligations,  taxable municipal securities, master notes, and repurchase agreements,  pending investment in portfolio securities, to meet anticipated  short-term cash needs such as dividend  payments or redemptions of shares,  or for temporary  defensive  purposes.
Such investments  generally will be "Eligible  Securities"  within the meaning of Rule 2a-7 under the 1940 Act, will have maturities of 90 days or less,  and will be held to maturity.  The Portfolio is not limited to investing in money market  instruments  that are
"First Tier" securities as defined in Rule 2a-7.

         U.S.  Government  securities  may take the  form of  participation  interests  in,  and may be  evidenced  by,  deposit  or safekeeping  receipts.  Participation  interests are pro rata  interests in U.S.  Government  securities.  The Portfolio may acquire participation  interests in pools of mortgages sold by the Government National Mortgage Association  ("GNMA"),  the Federal National
Mortgage  Association  ("FNMA") and the Federal Home Loan Banks.  Instruments  evidencing  deposit or  safekeeping  are  documentary receipts for such original securities held in custody by others.

         U.S. Government  securities,  including those that are guaranteed by federal agencies or instrumentalities,  may or may not be backed by the "full faith and credit" of the United  States.  Some  securities  issued by federal  agencies or  instrumentalities are only  supported  by the credit of the agency or  instrumentality  (such as the  Federal  Home Loan Banks)  while  others have an additional  line of credit  with the U.S.  Treasury  (such as FNMA).  In the case of  securities  not  backed by the full  faith and credit of the United States,  the Portfolio must look  principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United  States  itself in the event the agency or  instrumentality  does not meet its commitments.

         Debt  Securities.  Most debt  securities  purchased  by the  Portfolio  will be rated Baa or  better by  Moody's  Investors
Service,  Inc.  ("Moody's")  or BBB or better by  Standard  & Poor's  Ratings  Services  ("S&P")  or,  if  unrated,  deemed to be of comparable quality by the Sub-advisor,  although the Portfolio may invest to a limited extent in lower-rated  securities.  The fixed income securities in which the Portfolio invests may include U.S. Government obligations,  mortgage-backed securities,  asset-backed securities,  bank  obligations,  corporate  debt  obligations  and unrated  obligations,  including  those of foreign  issuers.  The
Portfolio  may,  in  pursuit of its  objective,  invest up to 10% of its total  assets in debt  securities  rated  lower than Baa by
Moody's or BBB by S&P (or a comparable  rating of any other nationally  recognized  statistical  rating  organizations  "NRSROs") or unrated  securities  determined  by the  Sub-advisor  to be of  comparable  quality  ("junk  bonds").  Junk bonds  have  speculative characteristics  that are likely to increase in number and  significance  with each  successive  lower rating  category.  Additional information  about  lower-rated  debt  securities  and their risks is included in this  Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Real Estate  Investment  Trusts  ("REITs").  To the extent  consistent  with its  investment  objective and  policies,  the
Portfolio may invest up to 25% of its total assets and in equity and/or debt securities issued by REITs.

         REITs are trusts  that sell  equity or debt  securities  to  investors  and use the  proceeds  to invest in real  estate or interests therein. A REIT may focus on particular types of projects,  such as apartment  complexes,  or geographic regions,  such as the Southeastern United States, or both.

         To the extent that the Portfolio  invests in REITs, it could  conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio,  therefore,  may be subject to certain risks  associated with the direct ownership of real estate,  including difficulties in valuing and trading real estate,  declines in the value of real estate,  environmental  liability risks,  risks  related to general  and local  economic  conditions,  adverse  change in the climate for real  estate,  increases  in property taxes and operating expenses,  changes in zoning laws, casualty or condemnation  losses,  limitations on rents,  changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition  to the risks  described  above,  equity  REITs may be  affected by any changes in the value of the  underlying property  owned by the trusts,  while  mortgage  REITs may be affected by the quality of any credit  extended.  Equity and  mortgage
REITs are dependent upon  management  skill,  and are generally not  diversified  and therefore are subject to the risk of financing single or a limited  number of  projects.  Such  trusts are also  subject  to heavy cash flow  dependency,  defaults  by  borrowers, self-liquidation,  and the  possibility  that the REIT will fail to maintain its  exemption  from the 1940 Act.  Changes in interest rates may also affect the value of debt  securities of REITs held by the  Portfolio.  By investing in REITs  indirectly  through the
Portfolio,  a shareholder will bear not only his/her  proportionate  share of the expenses of the Portfolio,  but also,  indirectly, similar expenses of the REITs.

         Lending Portfolio  Securities.  Consistent with applicable  regulatory  requirements,  the Portfolio may lend its portfolio securities.  The Portfolio  would continue to receive the income on loaned  securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash.  Lending  securities  entails a risk of loss to the
Portfolio if and to the extent that the market value of the  securities  loaned were to increase and the lender did not increase the collateral  accordingly.  Other risks and  limitations  of lending  portfolio  securities  are  discussed in this  Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales  "Against the Box." As described in the Trust's  Prospectus,  the  Portfolio  may make short sales  against the box. To secure its  obligation to deliver the  securities  sold short,  the Portfolio  will deposit in escrow in a separate  account with its  custodian  an equal  amount  of the  securities  sold  short  or  securities  convertible  into or  exchangeable  for such securities.  Since the Portfolio  ordinarily  will want to continue to receive  interest and dividend  payments on securities in its portfolio that are  convertible  into the securities sold short,  the Portfolio will normally close out a short position  covered by convertible  securities  by  purchasing  and  delivering  an equal amount of the  securities  sold short,  rather than by delivering securities that it already holds.

         The  Portfolio  will make a short sale, as a hedge,  when it believes  that the price of a security may decline,  causing a decline in the value of a security owned by the Portfolio or a security  convertible  into or  exchangeable  for such  security.  In such case, any future losses in the Portfolio's  long position should be reduced by a gain in the short  position.  Conversely,  any gain in the long position  should be reduced by a loss in the short  position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short  relative to the amount the Portfolio  owns,  either  directly or indirectly, and, in the case where the Portfolio owns convertible  securities,  changes in the conversion  premium. In determining the number of shares to be sold short against a Portfolio's  position in a convertible  security,  the  anticipated  fluctuation in the conversion premium is  considered.  The  Portfolio  may also make short sales to generate  additional  income from the  investment  of the cash proceeds of short sales.

         Options,  Futures  and  Currency  Strategies.  The  Portfolio  may use forward  contracts,  futures  contracts,  options on securities,  options on indices,  options on  currencies,  and options on futures  contracts to attempt to hedge against the overall level of investment and currency risk normally  associated with the Portfolio's  investments.  These  instruments are often referred to as  "derivatives,"  which may be defined as  financial  instruments  whose  performance  is derived,  at least in part,  from the performance of another asset (such as a security, currency or an index of securities).

         General  Risks of Options,  Futures and Currency  Strategies.  The use by the Portfolio of options,  futures  contracts and forward currency contracts involves special  considerations and risks. For example,  there might be imperfect  correlation,  or even no  correlation,  between  the price  movements  or an  instrument  (such as an option  contract)  and the  price  movements  of the investments  being hedged.  In these  circumstances,  if a "protective  put" is used to hedge a potential  decline in a security and the  security  does  decline in price,  the put  option's  increased  value may not  completely  offset  the loss in the  underlying security.  Such a lack of correlation  might occur due to factors  unrelated to the value of the investments  being hedged,  such as changing  interest rates,  market  liquidity,  and speculative or other pressures on the markets in which the hedging  instrument is traded.

         The  Portfolio  will not enter into a hedging  transaction  if the  Sub-advisor  determines  that the cost of hedging  will exceed the potential benefit to the Portfolio.

         Additional  information on these  instruments is included in this Statement and the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."  Certain risks pertaining to particular strategies are described in the sections that follow.

         Cover.  Transactions using forward  contracts,  futures contracts and options (other than options purchased by a Portfolio)
expose the  Portfolio to an  obligation  to another  party.  A Portfolio  will not enter into any such  transactions  unless it owns either (1) an offsetting ("covered") position in securities,  currencies,  or other options,  forward contracts or futures contracts or (2) cash or liquid  assets with a value  sufficient at all times to cover its  potential  obligations  not covered as provided in
(1) above.  The Portfolio will comply with SEC guidelines  regarding cover for these  instruments and, if the guidelines so require, set aside cash or liquid securities.

         Assets used as cover cannot be sold while the position in the corresponding  forward  contract,  futures contract or option is open,  unless they are replaced with other appropriate  assets.  If a large portion of a Portfolio's  assets is used for cover or otherwise set aside, it could affect portfolio  management or the Portfolio's  ability to meet redemption  requests or other current obligations.

         Writing Call  Options.  The Portfolio  may write (sell)  covered call options on  securities,  futures  contracts,  forward contracts,  indices and  currencies.  Writing call options can serve as a limited hedge because  declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put  Options.  The  Portfolio  may write  (sell) put options on  securities,  futures  contracts,  forward contracts,  indices  and  currencies.  The  Portfolio  would write a put option at an  exercise  price that,  reduced by the premium received on the option,  reflects the lower price it is willing to pay for the underlying security,  contract or currency.  The risk in such a  transaction  would be that the market price of the  underlying  security,  contract or currency  would  decline below the exercise price less the premium received.

                  Purchasing Put Options.   The  Portfolio  may  purchase  put options on  securities,  futures  contracts,  forward contracts,  indices and currencies.  The Portfolio may enter into closing sale transactions  with respect to such options,  exercise such option or permit such option to expire.

         The  Portfolio  may also  purchase put options on  underlying  securities,  contracts or  currencies  against  which it has written  other put  options.  For example,  where the  Portfolio  has written a put option on an  underlying  security,  rather than entering a closing  transaction of the written option,  it may purchase a put option with a different strike price and/or expiration date that would  eliminate  some or all of the risk  associated  with the written put. Used in  combinations,  these  strategies are commonly  referred to as "put  spreads."  Likewise,  the  Portfolio may write call options on  underlying  securities,  contracts or currencies against which it has purchased protective put options.  This strategy is commonly referred to as a "collar."

                  Purchasing  Call Options.  The  Portfolio  may purchase  covered call options on  securities,  futures  contracts, forward  contracts,  indices and currencies.  The Portfolio may enter into closing sale  transactions  with respect to such options, exercise such options or permit such options to expire.

         The  Portfolio  may also purchase  call options on  underlying  securities,  contracts or  currencies  against which it has written other call options.  For example,  where the  Portfolio  has written a call option on an  underlying  security,  rather than entering a closing  transaction  of the  written  option,  it may  purchase a call  option  with a  different  strike  price  and/or expiration  date that would  eliminate  some or all of the risk  associated  with the  written  call.  Used in  combinations,  these strategies are commonly referred to as "call spreads."

         Options  may be  either  listed  on an  exchange  or  traded  in  over-the-counter  ("OTC")  markets.  Listed  options  are third-party  contracts  (i.e.,  performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized  strike prices and expiration  dates. OTC options are two-party  contracts with negotiated strike prices and  expiration  dates.  The  Portfolio  will not purchase an OTC option unless it believes  that daily  valuations  for such options are readily  obtainable.  OTC options differ from  exchange-traded  options in that OTC options are transacted  with dealers directly  and  not  through  a  clearing  corporation  (which  would  guarantee  performance).  Consequently,  there  is a  risk  of non-performance  by the dealer.  Since no exchange  is  involved,  OTC options are valued on the basis of an average of the last bid prices obtained from dealers,  unless a quotation from only one dealer is available,  in which case only that dealer's price will be used.

         Index  Options.  The risks of  investment  in index  options  may be greater  than  options on  securities.  Because  index options  are  settled  in cash,  when the  Portfolio  writes a call on an index it  cannot  provide  in  advance  for its  potential settlement  obligations by acquiring and holding the underlying  securities.  The Portfolio can offset some of the risk of writing a call index option  position by holding a  diversified  portfolio of  securities  similar to those on which the  underlying  index is based.  However,  the Portfolio cannot, as a practical matter,  acquire and hold a portfolio  containing exactly the same securities as underlie the index and, as a result,  bears a risk that the value of the securities  held will not be perfectly  correlated  with the value of the index.

         Limitations  on Options.  The Portfolio  will not write options it,  immediately  after such sale,  the aggregate  value of securities or obligations  underlying the outstanding  options exceeds 20% of the Portfolio's  total assets.  The Portfolio will not purchase  options if, at the time of the investment,  the aggregate  premiums paid for the options will exceed 5% of the Portfolio's total assets.

         Interest Rate,  Currency and Stock Index Futures Contracts.  The Portfolio may enter into interest rate,  currency or stock index futures  contracts  (collectively,  "Futures" or "Futures  Contracts")  and options on Futures as a hedge  against  changes in prevailing  levels of interest  rates,  currency  exchange  rates or stock price levels,  respectively,  in order to establish  more definitely  the effective  return on securities or  currencies  held or intended to be acquired by it. The  Portfolio's  hedging may include  sales of Futures as an offset  against the effect of  expected  increases  in interest  rates,  and  decreases  in currency exchange  rates and stock prices,  and purchase of Futures as an offset against the effect of expected  declines in interest  rates, and increases in currency exchange rates or stock prices.

         A Futures  Contract is a two party  agreement  to buy or sell a specified  amount of a specified  security or currency  (or deliver a cash  settlement  price,  in the case of an index future) for a specified  price at a designated  date,  time and place. A stock index  future  provides for the  delivery,  at a designated  date,  time and place,  of an amount of cash equal to a specified dollar amount times the  difference  between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The  Portfolio  will only enter into Futures  Contracts  that are traded on futures  exchanges and are  standardized  as to maturity date and underlying  financial  instrument.  Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

         The  Portfolio's  Futures  transactions  will be entered into for hedging  purposes only;  that is, Futures will be sold to protect  against a decline in the price of  securities  or  currencies  that the  Portfolio  owns,  or Futures  will be purchased to protect the  Portfolio  against an increase in the price of  securities  or  currencies  it has  committed to purchase or expects to purchase.

         If the  Portfolio  were  unable to  liquidate  a Future or an option on  Futures  position  due to the  absence of a liquid secondary market or the imposition of price limits,  it could incur substantial  losses.  The Portfolio would continue to be subject to market  risk with  respect to the  position.  In  addition,  except in the case of  purchased  options,  the  Portfolio  might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional  information  on Futures,  options on Futures,  and their  risks is included in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Forward  Contracts.  A forward  contract is an  obligation,  usually  arranged  with a  commercial  bank or other  currency dealer,  to purchase or sell a currency  against  another  currency  at a future date and price as agreed upon by the  parties.  The
Portfolio  either may accept or make  delivery of the currency at the maturity of the forward  contract.  The Portfolio may also, if its contra party  agrees  prior to  maturity,  enter into a closing  transaction  involving  the  purchase or sale of an  offsetting contract.  Forward contracts are traded  over-the-counter,  and not on organized commodities or securities  exchanges.  As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The cost to the  Portfolio  of engaging in forward  contracts  varies with  factors such as the  currencies  involved,  the length of the contract period and the market  conditions then  prevailing.  Because forward  contracts are usually entered into on a principal  basis, no fees or commissions are involved.  The use of forward  contracts does not eliminate  fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional  information  on forward  contracts  and their risks is included in this  Statement  and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Delayed-Delivery   Agreements.   The   Portfolio   may  purchase  or  sell   securities   on  a   delayed-delivery   basis.
Delayed-delivery  agreements  involve  commitments by the Portfolio to dealers or issuers to acquire  securities or instruments at a specified future date beyond the customary  same-day  settlement for such securities or instruments.  These  commitments may fix the payment  price and interest rate to be received on the  investment.  Delayed-delivery  agreements  will not be used as a speculative or leverage  technique.  Rather,  from time to time, the Sub-advisor  can anticipate  that cash for investment  purposes will result from, among other things,  scheduled maturities of existing portfolio  instruments or from net sales of shares of the Portfolio.  To assure that the Portfolio will be as fully invested as possible in instruments meeting its investment  objective,  the Portfolio may enter into  delayed-delivery  agreements,  but only to the extent of anticipated  funds available for investment  during a period of not more than five  business  days.  Until the  settlement  date,  the  Portfolio  will  segregate  liquid  assets of a dollar value sufficient  at all times to make  payment for the  delayed-delivery  securities.  No more than 25% of the  Portfolio's  total assets will be committed to delayed-delivery  agreements and when-issued  securities,  as described below. The delayed-delivery  securities will be  recorded as an asset of the  Portfolio.  The  purchase  price of the  delayed-delivery  securities  is a  liability  of the
Portfolio until  settlement.  If cash is not available to the Portfolio at the time of settlement,  the Portfolio may be required to dispose of portfolio  securities  that it would  otherwise hold to maturity in order to meet its obligation to accept delivery under
a  delayed-delivery   agreement.   Absent  extraordinary   circumstances,   the  Portfolio  will  not  sell  or  otherwise  transfer
delayed-delivery securities prior to settlement.

         Additional information about  delayed-delivery  agreements and their risks is included in this Statement and in the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued  Securities.  The Portfolio may purchase  securities on a "when-issued"  basis;  that is, the date for delivery of and payment  for the  securities  is not fixed at the date of  purchase,  but is set after the  securities  are issued  (normally within forty-five days after the date of the transaction).  The payment  obligation and, if applicable,  the interest rate that will be received on the  securities are fixed at the time the buyer enters into the  commitment.  No additional  when-issued  commitments will be made if as a result more than 25% of a  Portfolio's  total  assets  would  become  committed  to  purchases  of  when-issued securities and delayed delivery agreements.

         If the Portfolio purchases a when-issued  security,  it will direct the its custodian bank to collateralize the when-issued commitment by segregating  liquid assets in the same fashion as required for a  delayed-delivery  agreement.  Such segregated liquid assets will likewise be  marked-to-market,  and the amount  segregated will be increased if necessary to maintain  adequate coverage of the  when-issued  commitments.  To the extent assets are  segregated,  they will not be available for new  investments or to meet redemptions.

         Securities  purchased on a  when-issued  basis and the  securities  held by the  Portfolio are subject to changes in market value  based upon the  public's  perception  of the  creditworthiness  of the issuer  and,  if  applicable,  changes in the level of interest  rates.  Therefore,  if the  Portfolio is to remain  substantially  fully  invested at the same time that it has  purchased securities on a when-issued  basis,  there will be a possibility that the market value of the Portfolio's assets will fluctuate to a greater  degree.  Furthermore,  when the time comes for the Portfolio to meet its obligations  under  when-issued  commitments,  the
Portfolio will do so by using  then-available  cash flow, by sale of the segregated  liquid assets,  by sale of other securities or, although it would not normally expect to do so, by directing the sale of the  when-issued  securities  themselves  (which may have a market value greater or less than the Portfolio's payment obligation).

         Additional  information  about  when-issued  transactions  and their risks is included in this Statement and in the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Investments in Foreign  Securities.  The Portfolio may invest up to 20% of its total assets in foreign  securities.  To the extent it invests in securities  denominated in foreign  currencies,  the Portfolio bears the risks of changes in the exchange rates between  U.S.  currency  and the  foreign  currency,  as well as the  availability  and status of foreign  securities  markets.  The
Portfolio  may invest in securities  of foreign  issuers that are in the form of American  Depositary  Receipts  ("ADRs"),  European
Depositary Receipts ("EDRs"),  or other securities  representing  underlying securities of foreign issuers, and such investments are treated as foreign securities for purposes of percentage limitations on investments in foreign securities.

         Investments by the Portfolio in foreign  securities,  whether  denominated in U.S.  currencies or foreign  currencies,  may entail risks that are greater than those  associated  with domestic  investments.  The risks of investing in foreign  securities are discussed in detail in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Exchange  Transactions.  The  Portfolio  has  authority  to deal in foreign  exchange  between  currencies  of the different  countries in which it will invest either for the settlement of transactions or as a hedge against possible  variations in the foreign  exchange  rates  between  those  currencies.  This may be  accomplished  through  direct  purchases or sales of foreign currency,  purchases of options on futures  contracts with respect to foreign  currency,  and contractual  agreements to purchase or sell a  specified  currency  at a  specified  future  date  (up to one  year)  at a  price  set at the  time of the  contract.  Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         The  Portfolio  may  purchase and sell  options on futures  contracts,  forward  contracts  or futures  contracts  that are denominated in a particular  foreign  currency to hedge the risk of fluctuations in the value of another  currency.  The Portfolio's dealings in foreign  exchange will be limited to hedging foreign currency  exposure and may involve either specific  transactions or portfolio  positions.  Transaction  hedging is the  purchase or sale of foreign  currency  with respect to specific  receivables  or payables of the Portfolio accruing in connection with the purchase or sale of its portfolio  securities,  the sale and redemption of shares of the Portfolio,  or the payment of dividends and  distributions by the Portfolio.  Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying  portfolio  security  positions,  such as in an ADR)
denominated  or quoted in a foreign  currency.  The Portfolio will not speculate in foreign  exchange,  and will not commit a larger percentage  of its total assets to foreign  exchange  hedges than the  percentage  of its total assets that it can invest in foreign securities.

         Additional  information  about the various foreign currency  transactions that the Portfolio may enter into and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowings.  The Portfolio may borrow money to a limited extent from banks for temporary or emergency  purposes  subject to the limitations  under the 1940 Act. The Portfolio will not purchase  additional  securities  while any borrowings are  outstanding.
Additional information about borrowing is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Portfolio may invest in other  investment  companies to the extent permitted by the 1940
Act and rules and regulations thereunder and exemptive orders granted by the SEC.

         Investment  Policy Which May Be Changed Without  Shareholder  Approval.  The following  limitation is applicable to the AST
AIM  Balanced  Portfolio.  This  limitation  is not a  "fundamental"  restriction,  and  may be  changed  by  the  Trustees  without shareholder approval.  The Portfolio will not:

         1.       Invest for the purpose of exercising control or management.

AST American Century Strategic Balanced Portfolio:

Investment Objective:   The investment objective of the Portfolio is to seek capital growth and current income.

Investment Policies:

         In general,  within the restrictions  outlined herein,  the Sub-advisor has broad powers with respect to investing funds or holding them uninvested.  Investments are varied according to what is judged  advantageous  under changing economic  conditions.  It will be the policy of the  Sub-advisor  to retain  maximum  flexibility  in  management  without  restrictive  provisions  as to the proportion  of one or  another  class of  securities  that may be held  subject  to the  investment  restrictions  described  below.
However,  the Sub-advisor may invest the assets of the Portfolio in varying amounts in other  instruments and in senior  securities, such as bonds,  debentures,  preferred stocks and convertible  issues,  when such a course is deemed appropriate in order to attempt to attain its financial  objectives.  Senior  securities that, in the opinion of the Sub-advisor,  are high-grade issues may also be purchased for defensive purposes.

         The above statement of investment  policy gives the Sub-advisor  authority to invest in securities other than common stocks and traditional  debt and convertible  issues.  The  Sub-advisor may invest in master limited  partnerships  (other than real estate partnerships)  and royalty trusts which are traded on domestic stock exchanges when such investments are deemed  appropriate for the attainment of the Portfolio's investment objectives.

         The  Sub-advisor  will  invest  approximately  60% of the  Portfolio  in common  stocks  and the  balance  in fixed  income securities.  Common stock  investments are described above.  The fixed income assets will be invested  primarily in investment grade securities.  The  Portfolio  may  invest  up to 10% of its fixed  income  assets in high  yield  securities.  There are no credit or maturity  restrictions  on the fixed  income  securities  in which the high yield  portion of the  Portfolio  may be  invested.  The
Portfolio may invest in securities of the United States  government  and its agencies and  instrumentalities,  corporate,  sovereign government,  municipal,  mortgage-backed,  and other  asset-backed  securities.  For purposes of  determining  the weighted  average maturity of the fixed income portion of the Portfolio,  the  Sub-advisor  will use weighted  average life as the measure of maturity for all  mortgage-backed  and  asset-backed  securities.  It can be expected that the  Sub-advisor  will invest from time to time in bonds and preferred stock convertible into common stock.

         Forward Currency Exchange  Contracts.  The Portfolio conducts its foreign currency exchange  transactions  either on a spot
(i.e.,  cash) basis at the spot rate prevailing in the foreign currency  exchange  market,  or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two  circumstances:  (1) when the Sub-advisor  wishes to "lock in" the
U.S.  dollar price of a security  when the  Portfolio is purchasing or selling a security  denominated  in a foreign  currency,  the
Portfolio would be able to enter into a forward contract to do so ("transaction  hedging");  (2) when the Sub-advisor  believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S. dollar, the Portfolio would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount  approximating  the value of some or all of the Portfolio's  securities either  denominated in, or whose value is tied to, such foreign currency  ("portfolio  hedging").  It is anticipated that the Portfolio will enter into portfolio hedges much less frequently than transaction hedges.

         As to transaction  hedging,  when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign  currency,  it may be desirable to establish (lock in) the U.S. dollar cost or proceeds.  By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying  security  transaction,  the Portfolio will be able to protect  itself  against a possible loss between trade and  settlement  dates  resulting  from the adverse  change in the relationship between the U.S. dollar at the subject foreign currency.

         Under portfolio hedging,  when the Sub-advisor  believes that the currency of a particular country may suffer a substantial decline  relative to the U.S.  dollar,  the  Portfolio  could enter into a foreign  contract to sell for a fixed  dollar  amount the amount in foreign  currencies  approximating the value of some or all of its portfolio  securities  either  denominated in, or whose value is tied to, such foreign  currency.  The Portfolio will place cash or high-grade  liquid securities in a separate account with its custodian in an amount  sufficient to cover its  obligation  under the contract.  If the value of the  securities  placed in the separate  account  declines,  additional  cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the  Portfolio's  commitments  with respect to such  contracts.  At any given time, no more than 10% of the Portfolio's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         The precise  matching  of forward  contracts  in the  amounts and values of  securities  involved  would not  generally  be possible  since the future  values of such foreign  currencies  will change as a  consequence  of market  movements in the values of those  securities  between the date the forward  contract is entered into and the date it matures.  Predicting  short-term  currency market  movements is extremely  difficult,  and the successful  execution of short-term  hedging strategy is highly  uncertain.  The
Sub-advisor  does not intend to enter into such contracts on a regular basis.  Normally,  consideration of the prospect for currency parities will be  incorporated  into the long-term  investment  decisions made with respect to overall  diversification  strategies.
However,  the Sub-advisor  believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio 's best interests may be served.

         Generally,  the Portfolio  will not enter into a forward  contract with a term of greater than one year. At the maturity of the forward  contract,  the Portfolio may either sell the portfolio  security and make delivery of the foreign  currency,  or it may retain the security and terminate the  obligation to deliver the foreign  currency by purchasing an  "offsetting"  forward  contract with the same currency  trader  obligating  the Portfolio to purchase,  on the same  maturity  date,  the same amount of the foreign currency.

         It is impossible to forecast with absolute  precision the market value of the  Portfolio's  securities at the expiration of the forward  contract.  Accordingly,  it may be necessary  for the  Portfolio to purchase  additional  foreign  currency on the spot market (and bear the expense of such  purchase) if the market value of the security is less than the amount of foreign  currency the
Portfolio  is obligated  to deliver and if a decision is made to sell the  security  and make  delivery of the foreign  currency the
Portfolio is obligated to deliver.  For an additional  discussion of forward currency exchange  contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Securities.  To the extent permitted by its investment  objectives and policies discussed elsewhere herein, the
Portfolio may invest in securities  that are commonly  referred to as "derivative"  securities.  Certain  derivative  securities are more accurately described as  "index/structured"  securities.  Index/structured  securities are derivative securities whose value or performance  is linked to other equity  securities  (such as depositary  receipts),  currencies,  interest  rates,  indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such as  mortgage-backed  and other  asset-backed  securities,  are in many  respects  like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative  security  unless the reference index or the instrument to which it relates is an eligible  investment for the Portfolio.  For example,  a security whose  underlying value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending upon changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk  that the  underlying  security,  interest  rate,  market  index or  other  financial  asset  will not move in the direction the portfolio manager anticipates;

o        the possibility  that there may be no liquid secondary  market,  or the possibility  that price  fluctuation  limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative  securities,  and the Investment Manager will report to the  Trust's  Board of Trustees as  necessary.  For  additional  information  on  derivatives  and their  risks,  see the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  and  Options.  The  Portfolio  may enter into  futures  contracts,  options or options on futures  contracts.  The
Portfolio may not, however,  enter into a futures  transaction for speculative  purposes.  Generally,  futures  transactions will be used to:

o        protect against a decline in market value of the Portfolio's securities (taking a short futures position), or

o        protect  against the risk of an increase in market  value for  securities  in which the  Portfolio  generally  invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o        provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

Some futures and options  strategies,  such as selling  futures,  buying puts and writing calls,  hedge the Portfolio's  investments against price  fluctuations.  Other  strategies,  such as buying  futures,  writing puts and buying calls,  tend to increase  market exposure.

         Although  other  techniques  may be used to control the  Portfolio's  exposure to market  fluctuations,  the use of futures contracts  may be a more  effective  means of  hedging  this  exposure.  While  the  Portfolio  will pay  brokerage  commissions  in connection  with  opening and  closing out futures  positions,  these  costs are lower than the  transaction  costs  incurred in the purchase and sale of the underlying securities.

         The  Portfolio may engage in futures and options  transactions  based on securities  indices that are  consistent  with the
Portfolio's  investment  objectives.  Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed income funds,  or the S&P 500 Index for equity funds.  The Portfolio  also may engage in futures and options  transactions  based on specific  securities,  such as U.S.  Treasury bonds or notes.  Futures contracts are traded on national futures  exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Portfolio  purchases or sells a bond,  no price is paid or received by the  Portfolio  upon the purchase or sale of the  future.  Initially,  the  Portfolio  will be  required  to deposit an amount of cash or  securities  equal to a varying specified  percentage  of the contract  amount.  This amount is known as initial  margin.  The margin  deposit is intended to assure completion of the contract  (delivery or  acceptance  of the  underlying  security) if it is not  terminated  prior to the specified delivery date.  Minimum  initial margin  requirements  are  established  by the futures  exchanges and may be revised.  In addition, brokers may establish margin deposit  requirements  that are higher than the exchange  minimums.  Cash held in the margin account is not income producing.  Subsequent  payments,  called variation margin, to and from the broker,  will be made on a daily basis as the price of the underlying debt  securities or index  fluctuates,  making the future more or less valuable,  a process known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets  involves  certain risks,  which are described in more detail in this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and  Investment  Methods." The  Sub-advisor will seek to minimize  these risks by limiting the  contracts  entered  into on behalf of the  Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options  on  Futures.  By  purchasing  an option on a futures  contract,  the  Portfolio  obtains  the  right,  but not the obligation,  to sell the futures  contract  (a put  option) or to buy the  contract (a call  option) at a fixed  strike  price.  The
Portfolio  can  terminate  its  position  in a put option by  allowing it to expire or by  exercising  the option.  If the option is exercised,  the Portfolio  completes the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the  Portfolio may write (or sell) call options that obligate it to sell
(or deliver) the option's  underlying  instrument  upon exercise of the option.  While the receipt of option premiums would mitigate the effects of price  declines,  the  Portfolio  would give up some ability to  participate  in a price  increase on the  underlying instrument.  If the  Portfolio  were to engage in options  transactions,  it would own the futures  contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Investments  in Companies  with Limited  Operating  History.  The  Portfolio  may invest in the  securities of issuers with limiting  operating  history.  The Sub-advisor  considers an issuer to have a limited  operating history if that issuer has a record of less than three years of continuous operation.

         Investments  in  securities  of issuers  with limited  operating  history may involve  greater  risks than  investments  in securities of more mature issuers.  By their nature,  such issuers present limited operating history and financial  information upon which the  manager may base its  investment  decision on behalf of the  Portfolio.  In  addition,  financial  and other  information regarding such issuers, when available, may be incomplete or inaccurate.

         The  Portfolio  will not invest more than 5% of its total assets in the  securities  of issuers with less than a three-year operating  history.  The  Sub-advisor  will  consider  periods of capital  formation,  incubation,  consolidation,  and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short Sales.  The  Portfolio  may engage in short sales if, at the time of the short sale,  the  Portfolio  owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short  sale,  the seller does not  immediately  deliver the  securities  sold and is said to have a short  position in those securities until delivery  occurs.  To make delivery to the purchaser,  the executing broker borrows the securities being sold short on behalf of the seller.  While the short  position is  maintained,  the seller  collateralizes  its obligation to deliver the securities  sold short in an amount equal to the proceeds of the short sale plus an  additional  margin  amount  established  by the
Board of Governors of the Federal Reserve.  If the Portfolio  engages in a short sale, the collateral  account will be maintained by the Portfolio's  custodian.  While the short sale is open, the Portfolio will maintain in a segregated  custodial  account an amount of securities  convertible  into, or exchangeable  for, such equivalent  securities at no additional  cost.  These  securities would constitute the Portfolio's long position.

         If the Portfolio sells short  securities  that it owns, any future gains or losses in the Portfolio's  long position should be reduced by a gain or loss in the short  position.  The extent to which such gains or losses are  reduced  would  depend  upon the amount of the security sold short relative to the amount the Portfolio  owns.  There will be certain  additional  transaction  costs associated  with short sales,  but the  Portfolio  will  endeavor to offset these costs with income from the  investment of the cash proceeds of short sales.

         Portfolio  Turnover.  The Sub-advisor  will purchase and sell securities  without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor  intends to purchase a given security  whenever the  Sub-advisor  believes it will contribute to the stated
objective of the  Portfolio,  even if the same security has only recently been sold. The Portfolio  will sell a given  security,  no matter for how long or for how short a period it has been held,  and no matter  whether  the sale is at a gain or at a loss,  if the
Sub-advisor  believes  that it is not  fulfilling  its  purpose,  either  because,  among  other  things,  it did not live up to the
Sub-advisor's  expectations,  or because it may be replaced with another security holding greater promise, or because it has reached its optimum  potential,  or because of a change in the  circumstances  of a  particular  company or industry or in general  economic conditions, or because of some combination of such reasons.

         When a general  decline in security  prices is  anticipated,  the equity portion of the Portfolio may decrease or eliminate entirely its equity  position and increase its cash position,  and when a rise in price levels is  anticipated,  it may increase its equity position and decrease its cash position.  However,  it should be expected that the Portfolio will, under most  circumstances, be essentially fully invested in equity securities.

         Since  investment  decisions  are based on the  anticipated  contribution  of the  security in question to the  Portfolio's objectives,  the rate of  portfolio  turnover is  irrelevant  when the  Sub-advisor  believes a change is in order to achieve  those objectives,  and the Portfolio's  annual  portfolio  turnover rate cannot be anticipated and may be  comparatively  high.  Since the
Sub-advisor  does not take  portfolio  turnover  rate into  account  in making  investment  decisions,  (1) the  Sub-advisor  has no intention of accomplishing any particular rate of portfolio  turnover,  whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future.

         Collateralized  Mortgage Obligations.  The Portfolio may buy collateralized  mortgage obligations  ("CMOs").  The Portfolio may buy CMOs that are:  (i)  collateralized  by pools of mortgages in which  payment of principal  and interest of each  mortgage is guaranteed by an agency or instrumentality  of the U.S.  government;  (ii)  collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer,  and the guarantee is collateralized by U.S.  government  securities;  or (iii)
securities  in which the  proceeds of the issue are  invested in mortgage  securities  and  payments of  principal  and interest are supported by the credit of an agency or  instrumentality  of the U.S.  government.  For a discussion of CMOs and the risks  involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST American Century Strategic Balanced  Portfolio.  These limitations are not "fundamental"  restrictions and may be changed by the
Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest more than 15% of its assets in illiquid investments;

2.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3.       Buy  securities on margin or sell short (unless it owns,  or by virtue of its ownership of, other  securities  has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold);  however,  the  Portfolio may make margin deposits in connection  with the use of any financial  instrument or any  transaction in securities  permitted  under its investment policies; or

         4.       Invest for control or for management.

AST T. Rowe Price Asset Allocation Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified group of fixed-income and equity securities.

Investment  Policies:  The Portfolio's  share price will fluctuate with changing market conditions and interest rate levels and your investment  may be worth more or less when redeemed than when  purchased.  The  Portfolio  should not be relied upon for  short-term financial  needs,  nor used to play  short-term  swings in the stock or bond markets.  The Portfolio  cannot  guarantee that it will achieve its  investment  objectives.  Fixed income  securities in which the Portfolio  may invest  include,  but are not limited to, those described below.

         U.S.  Government  Obligations.  Bills,  notes,  bonds and other  debt  securities  issued by the U.S.  Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S.  Government Agency Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal agencies.
These include securities issued by the Federal National Mortgage  Association,  Government  National Mortgage  Association,  Federal
Home Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for  Cooperatives,  Federal  Intermediate  Credit  Banks,
Federal  Financing  Bank, Farm Credit Banks,  the Small Business  Association,  and the Tennessee  Valley  Authority.  Some of these securities  are supported by the full faith and credit of the U.S.  Treasury,  and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

         Bank Obligations.  Certificates of deposit,  bankers' acceptances,  and other short-term debt obligations.  Certificates of deposit are  short-term  obligations  of commercial  banks.  A bankers'  acceptance is a time draft drawn on a commercial  bank by a borrower,  usually in connection  with  international  commercial  transactions.  Certificates of deposit may have fixed or variable rates.  The  Portfolio  may invest in U.S.  banks,  foreign  branches of U.S.  banks,  U.S.  branches  of foreign  banks and foreign branches of foreign banks.

         Savings and Loan  Obligations.  Negotiable  certificates of deposit and other  short-term  debt  obligations of savings and loan associations.

         Supranational  Entities.  The Portfolio may also invest in the securities of certain  supranational  entities,  such as the
International Development Bank.

         Mortgage-Backed  Securities.  Mortgage-backed  securities  are  securities  representing  interest in a pool of  mortgages.
After  purchase by the  Portfolio,  a security  may cease to be rated or its rating may be reduced  below the minimum  required  for purchase by the  Portfolio.  Neither event will require a sale of such security by the  Portfolio.  However,  the  Sub-advisor  will consider such event in its  determination  of whether the  Portfolio  should  continue to hold the security.  To the extent that the ratings  given by Moody's or S&P may change as a result of changes in such  organizations  or their rating  systems,  the  Portfolio will attempt to use comparable  ratings as standards for  investments in accordance  with the investment  policies  continued in the
Trust's Prospectus.  For a discussion of mortgage-backed  securities and certain risks involved therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs are obligations  fully  collateralized  by a portfolio of mortgages or mortgage-related  securities.  Payments of principal and interest on the mortgages are passed  through to the holders of the CMOs on the same schedule as they are received,  although  certain  classes of CMOs have priority over others with respect to the receipt of prepayments  on the  mortgages.  Therefore,  depending  on the type of CMOs in which a  Portfolio  invests,  the  investment  may be subject to a greater or lesser risk of prepayment  than other types of  mortgage-related  securities.  For an additional  discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed  Securities.  The  Portfolio  may  invest a portion of its assets in debt  obligations  known as  asset-backed securities.  The credit quality of most  asset-backed  securities  depends  primarily on the credit quality of the assets underlying such  securities,  how well the entity  issuing  the  security is  insulated  from the credit  risk of the  originator  or any other affiliated  entities and the amount and quality of any credit support provided to the securities.  The rate of principal  payment on asset-backed  securities  generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.  As a result,  the yield on any  asset-backed  security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile  Receivable  Securities.  The  Portfolio  may  invest in  asset-backed  securities  which are backed by receivables from motor vehicle  installment sales contracts or installment loans secured by motor vehicles  ("Automobile  Receivable
Securities").

                  Credit Card  Receivable  Securities.  The Portfolio may invest in  asset-backed  securities  backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other  Assets.  The  Sub-advisor  anticipates  that  asset-backed  securities  backed by assets  other  than those described  above will be issued in the future.  The  Portfolio  may invest in such  securities  in the future if such  investment is otherwise  consistent with its investment objective and policies.  For a discussion of these securities,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

         Writing  Covered Call  Options.  The Portfolio may write (sell)  "covered"  call options and purchase  options to close out options  previously  written by the  Portfolio.  In writing  covered call  options,  the  Portfolio  expects to generate  additional premium  income  which  should  serve to enhance  the  Portfolio's  total  return and reduce the effect of any price  decline of the security or currency  involved in the option.  Covered call options will generally be written on securities or currencies  which, in the Sub-advisor's  opinion,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The  Portfolio  will write only  covered  call  options.  This means that the  Portfolio  will own the security or currency subject to the option or an option to purchase the same underlying  security or currency,  having an exercise price equal to or less than the exercise price of the "covered"  option,  or will establish and maintain with its custodian for the term of the option,  an account  consisting of cash or other liquid assets having a value equal to the fluctuating  market value of the optioned  securities or currencies.

         Portfolio  securities  or  currencies  on which  call  options  may be  written  will be  purchased  solely on the basis of investment  considerations  consistent  with the  Portfolio's  investment  objectives.  The  writing  of covered  call  options is a conservative  investment  technique  believed to involve  relatively  little risk (in  contrast to the writing of naked or uncovered options,  which the Portfolio  will not do), but capable of enhancing  the  Portfolio's  total  return.  When writing a covered call option,  the  Portfolio,  in return for the premium,  gives up the  opportunity  for profit from a price  increase in the underlying security or  currency  above the  exercise  price,  but  conversely,  retains  the risk of loss should the price of the  security or currency  decline.  Unlike one who owns  securities or currencies  not subject to an option,  the Portfolio has no control over when it may be required to sell the underlying  securities or currencies,  since it may be assigned an exercise  notice at any time prior to the  expiration of its  obligations  as a writer.  If a call option which the Portfolio has written  expires,  the Portfolio will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market  value of the  underlying security or currency  during the option  period.  If the call option is exercised,  the  Portfolio  will realize a gain or loss from the sale of the  underlying  security  or  currency.  The  Portfolio  does not  consider a security  or  currency  covered by a call
"pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call  options  written  by the  Portfolio  will  normally  have  expiration  dates of less than nine  months  from the date written.  The  exercise  price of the  options  may be  below,  equal  to,  or above the  current  market  values of the  underlying securities  or  currencies  at the time the options  are  written.  From time to time,  the  Portfolio  may  purchase an  underlying security or currency for delivery in accordance  with an exercise  notice of a call option  assigned to it,  rather than  delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

          The premium  received is the market value of an option.  The premium the Portfolio will receive from writing a call option will  reflect,  among other  things,  the current  market price of the  underlying  security or currency,  the  relationship  of the exercise price to such market price, the historical price volatility of the underlying  security or currency,  and the length of the option  period.  Once the decision to write a call option has been made,  Sub-advisor,  in  determining  whether a  particular  call option should be written on a particular  security or currency,  will consider the reasonableness of the anticipated premium and the likelihood that a liquid  secondary  market will exist for those options.  The premium received by the Portfolio for writing covered call  options  will be recorded as a liability of the  Portfolio.  This  liability  will be adjusted  daily to the option's  current market  value,  which will be the latest sale price at the time at which the net asset value per share of the  Portfolio is computed
(close of the New York Stock  Exchange),  or, in the absence of such sale,  the latest  asked price.  The option will be  terminated upon  expiration  of the option,  the  purchase  of an  identical  option in a closing  transaction,  or delivery of the  underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing  purchase  transaction if the cost of the transaction is less or more than the  premium  received  from the  writing of the  option.  Because  increases  in the market  price of a call  option will generally  reflect increases in the market price of the underlying  security or currency,  any loss resulting from the repurchase of a call  option is likely to be offset in whole or in part by  appreciation  of the  underlying  security  or  currency  owned by the
Portfolio.

         The  Portfolio  will not  write a covered  call  option  if,  as a result,  the  aggregate  market  value of all  portfolio securities  or  currencies  covering  call or put  options  exceeds  25% of the  market  value of the  Portfolio's  net  assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Portfolio may write American or European style covered put options and purchase  options to close out options previously written by the Portfolio.

         The  Portfolio  would  write put  options  only on a covered  basis,  which means that the  Portfolio  would  maintain in a segregated  account cash, U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise  price or the  Portfolio  will own an option to sell the  underlying  security or currency  subject to the option having an exercise  price  equal to or  greater  than the  exercise  price of the  "covered"  option  at all  times  while  the put  option is outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow to secure payment of the  exercise  price.) The  Portfolio  would  generally  write  covered put options in  circumstances  where  Sub-advisor  wishes to purchase the  underlying  security or currency for the  Portfolio's  portfolio at a price lower than the current market price of the security or  currency.  In such event the  Portfolio  would write a put option at an exercise  price  which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.  Since the  Portfolio  would also  receive  interest on debt securities or currencies  maintained to cover the exercise  price of the option,  this  technique  could be used to enhance  current return  during  periods of market  uncertainty.  The risk in such a  transaction  would be that the market  price of the  underlying security or currency would decline below the exercise  price less the premiums  received.  Such a decline could be  substantial  and result in a significant  loss to the  Portfolio.  In addition,  the  Portfolio,  because it does not own the specific  securities or currencies  which it may be required  to purchase in the  exercise of the put,  can not  benefit  from  appreciation,  if any,  with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result,  the aggregate market value of all portfolio  securities or currencies  covering put or call options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating the 25%
limit,  the Portfolio  will offset,  against the value of assets  covering  written puts and calls,  the value of purchased puts and calls on identical  securities or  currencies.  For a discussion of options,  see this  Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Purchasing Put Options.  The Portfolio may purchase  American or European  style put options.  The Portfolio may enter into closing sale  transactions  with respect to such  options,  exercise  them or permit them to expire.  The Portfolio may purchase put options for defensive  purposes in order to protect  against an  anticipated  decline in the value of its  securities or currencies.
An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio will not commit more than 5% of its assets to premiums when  purchasing  call and put options.  The Portfolio may also purchase call options on underlying  securities or currencies it owns in order to protect  unrealized gains on call options previously  written by it. A call option would be  purchased  for this  purpose  where tax  considerations  make it  inadvisable  to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Purchasing  Call  Options.  The Portfolio  may purchase  American or European  call  options.  The Portfolio may enter into closing sale  transactions  with respect to such options,  exercise  them or permit them to expire.  The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax  consequences  which could reduce its current  return.  The
Portfolio may also  purchase call options in order to acquire the  underlying  securities  or  currencies.  Examples of such uses of call options are provided this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio will not commit more than 5% of its assets to premiums when  purchasing  call and put options.  The Portfolio may also purchase call options on underlying  securities or currencies it owns in order to protect  unrealized gains on call options previously  written by it. A call option would be  purchased  for this  purpose  where tax  considerations  make it  inadvisable  to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer Options.  The Portfolio may engage in transactions  involving  dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing  corporation to exercise  exchange-traded  options,  if the Portfolio were to purchase a dealer  option,  it would rely on the dealer from whom it purchased  the option to perform if the option were  exercised.
While the  Portfolio  will seek to enter into  dealer  options  only with  dealers  who will agree to and which are  expected  to be capable of entering into closing  transactions  with the  Portfolio,  there can be no assurance  that the Portfolio  will be able to liquidate  a dealer  option at a favorable  price at any time prior to  expiration.  Failure by the dealer to do so would  result in the loss of the premium paid by the  Portfolio  as well as loss of the  expected  benefit of the  transaction.  For a discussion  of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions  in Futures.  The  Portfolio  may enter into  financial  futures  contracts,  including  stock index, interest rate and currency futures ("futures" or "futures contracts").

         Stock index futures  contracts may be used to attempt to provide a hedge for a portion of the Portfolio's  portfolio,  as a cash  management  tool, or as an efficient way for the Sub-advisor to implement  either an increase or decrease in portfolio  market exposure in response to changing  market  conditions.  Stock index futures  contracts  are currently  traded with respect to the S&P
500 Index and other  broad  stock  market  indices,  such as the New York Stock  Exchange  Composite  Stock Index and the Value Line
Composite  Stock  Index.  The  Portfolio  may,  however,  purchase  or sell  futures  contracts  with  respect  to any stock  index.
Nevertheless,  to hedge the Portfolio's portfolio successfully,  the Portfolio must sell futures contacts with respect to indices or subindexes whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest  rate or currency  futures  contracts  may be used to attempt to hedge  against  changes in  prevailing  levels of interest rates or currency  exchange rates in order to establish  more  definitely the effective  return on securities or currencies held or intended to be acquired by the  Portfolio.  In this regard,  the Portfolio  could sell interest rate or currency  futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange  rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The  Portfolio  will enter into  futures  contracts  which are traded on  national  or foreign  futures  exchanges  and are standardized  as to maturity  date and  underlying  financial  instrument.  Futures  exchanges  and trading in the United States are regulated under the Commodity  Exchange Act by the CFTC.  Although  techniques other than the sale and purchase of futures contracts could  be used  for the  above-referenced  purposes,  futures  contracts  offer  an  effective  and  relatively  low  cost  means of implementing  the  Portfolio's  objectives in these areas.  For a discussion  of futures  transactions  and certain  risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Regulatory  Limitations.  The Portfolio will engage in transactions in futures  contracts and options thereon only for bona fide hedging,  yield  enhancement and risk management  purposes,  in each case in accordance with the rules and regulations of the CFTC.

         The Portfolio may not enter into futures  contracts or options  thereon if, with respect to positions  which do not qualify as bona fide hedging under  applicable CFTC rules,  the sum of the amounts of initial margin  deposits on the  Portfolio's  existing futures and premiums paid for options on futures  would exceed 5% of the net asset value of the Portfolio  after taking into account unrealized  profits and  unrealized  losses on any such  contracts it has entered into;  provided,  however,  that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In instances  involving the purchase of futures  contracts or call options thereon or the writing of put options thereon by the Portfolio,  an amount of cash, U.S.  government  securities or other liquid,  high-grade debt  obligations,  equal to the market value of the futures  contracts  and options  thereon  (less any related  margin  deposits),  will be identified by the Portfolio to cover the position, or alternative cover (such as owning an offsetting position) will be employed.

                  Risks of Transactions in Futures  Contracts.  See this Statement and the Trust's  Prospectus  under "Certain Risks and Investment Methods" for an additional description of certain risks involved in futures contracts.

         Options on Futures  Contracts.  As an  alternative  to writing or purchasing  call and put options on stock index  futures, the  Portfolio may write or purchase call and put options on financial  indices.  Such options would be used in a manner  similar to the use of options on futures  contracts.  From time to time,  a single  order to purchase  or sell  futures  contracts  (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the  Sub-advisor  or
Rowe  Price-Fleming  International,  Inc. Such aggregated  orders would be allocated among the Portfolio and such other mutual funds or  portfolios  of mutual  funds in a fair and  non-discriminatory  manner.  See this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods" for a description of certain risks involved in options on futures contracts.

         Additional  Futures and Options  Contracts.  Although  the  Portfolio  has no current  intention  of engaging in futures or options  transactions  other than those  described  above,  it reserves  the right to do so. Such futures or options  trading  might involve risks which differ from those involved in the futures and options described above.

         Foreign  Futures and Options.  The  Portfolio is permitted  to enter into  foreign  futures and options  transactions.  See this Statement and the Trust's  Prospectus  under  "Certain Risk Factors and Investment  Methods" for a description of certain risks involved in foreign futures and options.

         Foreign  Securities.  The Portfolio may invest in U.S.  dollar-denominated  and non-U.S.  dollar-denominated  securities of foreign  issuers in developed  countries.  Because the  Portfolio  may invest in foreign  securities,  investment  in the  Portfolio involves  risks that are  different in some  respects  from an  investment  in a Portfolio  which invests only in securities of U.S.
domestic  issuers.  Foreign  investments may be affected  favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less  publicly  available  information  about a foreign  company than about a U.S.  company,  and foreign companies may not be subject to  accounting,  auditing,  and financial  reporting  standards  and  requirements  comparable to those applicable  to U.S.  companies.  There  may be  less  governmental  supervision  of  securities  markets,  brokers  and  issuers  of securities.  Securities of some foreign  companies are less liquid or more volatile than securities of U.S.  companies,  and foreign brokerage  commissions and custodian fees are generally  higher than in the United States.  Settlement  practices may include delays and may differ from those  customary  in United  States  markets.  Investments  in foreign  securities  may also be subject to other risks  different from those  affecting U.S.  investments,  including  local  political or economic  developments,  expropriation  or nationalization  of assets,  restrictions  on foreign  investment and  repatriation of capital,  imposition of withholding  taxes on dividend or interest  payments,  currency  blockage  (which would  prevent cash from being brought back to the United  States),  and difficulty  in enforcing  legal rights  outside the U.S. For an  additional  discussion  of certain  risks  involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency  Transactions.  The Portfolio will generally enter into forward foreign currency exchange  contracts under two  circumstances.  First,  when the  Portfolio  enters into a contract  for the  purchase or sale of a security  denominated  in a foreign  currency,  it may desire to "lock in" the U.S. dollar price of the security.  Second,  when the  Sub-advisor  believes that the currency of a particular  foreign country may suffer or enjoy a substantial  movement  against another  currency,  including the
U.S.  dollar,  it may enter into a forward  contract to sell or buy the amount of the former  foreign  currency,  approximating  the value of some or all of the Portfolio's  securities  denominated in such foreign currency.  Alternatively,  where  appropriate,  the
Portfolio may hedge all or part of its foreign  currency  exposure  through the use of a basket of  currencies  or a proxy  currency where such currency or currencies  act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract  where the amount of the foreign  currency  to be sold  exceeds the value of the  securities  denominated  in such currency.  The use of this basket  hedging  technique may be more  efficient  and  economical  than  entering into separate  forward contracts  for each  currency  held in the  Portfolio.  The precise  matching of the forward  contract  amounts and the value of the securities  involved will not generally be possible since the future value of such  securities in foreign  currencies will change as a consequence of market  movements in the value of those  securities  between the date the forward  contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely  difficult,  and the successful  execution of a short-term  hedging  strategy is highly  uncertain.  Other than as set forth above,  and immediately  below, the Portfolio will also not enter into such forward  contracts or maintain a net exposure to such contracts  where the  consummation  of the contracts would obligate  the  Portfolio  to deliver an amount of foreign  currency in excess of the value of the  Portfolio's  securities  or other assets  denominated in that currency.  The Portfolio,  however,  in order to avoid excess  transactions  and transaction  costs, may maintain a net  exposure to forward  contracts  in excess of the value of the  Portfolio's  securities  or other assets to which the forward contracts relate (including  accrued interest to the maturity of the forward on such securities)  provided the excess amount is "covered" by liquid,  high-grade debt securities,  denominated in any currency, at least equal at all times to the amount of such excess.  For these  purposes  "the  securities  or other assets to which the forward  contracts  relate may be  securities or assets denominated  in a single  currency,  or where proxy  forwards are used,  securities  denominated  in more than one  currency.  Under normal  circumstances,  consideration  of the prospect for currency  parities will be  incorporated  into the longer term investment decisions made with regard to overall  diversification  strategies.  However,  the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward  contract,  the  Portfolio  may either sell the  portfolio  security and make  delivery of the foreign  currency,  or it may retain the  security and  terminate  its  contractual  obligation  to deliver the foreign  currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated  above, it is impossible to forecast with absolute  precision the market value of portfolio  securities at the expiration of the forward contract.  Accordingly,  it may be necessary for the Portfolio to purchase  additional foreign currency on the spot market  (and bear the  expense of such  purchase)  if the market  value of the  security is less than the amount of foreign currency the  Portfolio  is  obligated  to deliver and if a decision is made to sell the  security and make  delivery of the foreign currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received  upon the sale of the portfolio  security if its market value exceeds the amount of foreign  currency the Portfolio is obligated to deliver.  However,  as noted, in order to avoid excessive  transactions  and transaction  costs,  the Portfolio may use liquid,  high-grade debt securities denominated  in any currency,  to cover the amount by which the value of a forward  contract  exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting  transaction,  the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period between the  Portfolio's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent  the price of the  currency  it has agreed to sell  exceeds  the price of the  currency  it has  agreed to  purchase.  Should forward  prices  increase,  the  Portfolio  will suffer a loss to the extent of the price of the  currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The  Portfolio's  dealing in forward  foreign  currency  exchange  contracts will generally be limited to the  transactions described  above.  However,  the  Portfolio  reserves the right to enter into  forward  foreign  currency  contracts  for  different purposes and under different  circumstances.  Of course,  the Portfolio is not required to enter into forward  contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed appropriate by the Sub-advisor.  It also should be realized  that this  method  of  hedging  against  a decline  in the value of a  currency  does not  eliminate  fluctuations  in the underlying  prices of the  securities.  It simply  establishes  a rate of exchange at a future  date.  Additionally,  although  such contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily  basis.  It will do so from time to time,  and  investors  should be aware of the costs of  currency  conversion.  Although  foreign  exchange  dealers do not charge a fee for  conversion,  they do realize a profit based on the difference (the "spread")  between the prices at which they are buying and selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Portfolio at one rate,  while  offering a lesser rate of exchange  should the Portfolio desire to resell that currency to the dealer.  For a discussion  of certain risks  involved in foreign  currency  transactions,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures Contracts and Forward Foreign Exchange  Contracts.  The Portfolio may enter into certain  option,  futures,  and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which will be treated as Section 1256 contracts or straddles.

         Transactions  which are  considered  Section  1256  contracts  will be  considered  to have  been  closed at the end of the
Portfolio's  fiscal year and any gains or losses will be  recognized  for tax  purposes at that time.  Such gains or losses from the normal closing or settlement of such  transactions  will be characterized  as 60% long-term  capital gain (taxable at a maximum rate of 20%) or loss and 40%  short-term  capital gain or loss  regardless of the holding  period of the  instrument  (or, in the case of foreign  exchange  contracts,  entirely as ordinary income or loss).  The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options,  futures and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which offset a foreign  dollar  denominated  bond or currency  position may be  considered  straddles  for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized  gain in an offsetting  position.  The holding period of the securities or currencies  comprising  the straddle will be deemed not to begin until the straddle is terminated.  The holding period of the security  offsetting  an  "in-the-money  qualified  covered  call" option on an equity  security  will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated  investment  company,  at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends,  interest,  income derived from loans of  securities,  and gains from the sale of  securities  or  currencies.  Tax  regulations  could be issued  limiting the extent that net gain realized from option,  futures or foreign  forward  exchange  contracts on currencies is qualifying  income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option,  futures  contracts,  or forward  contracts may be deemed a "constructive sale" of offsetting  securities,  which could result in a taxable gain from the sale being distributed to  shareholders.  The Portfolio  would be required to distribute  any such gain even though it would not receive  proceeds from the sale at the time the option, futures or forward position is entered into.

         Hybrid  Commodity  and  Security  Instruments.  Instruments  have been  developed  which  combine  the  elements of futures contracts or options with those of debt,  preferred equity or a depository  instrument  (hereinafter  "Hybrid  Instruments").  Often these  hybrid  instruments  are indexed to the price of a commodity or  particular  currency or a domestic or foreign debt or equity securities  index.  Hybrid  instruments may take a variety of forms,  including,  but not limited to, debt instruments with interest or  principal  payments or  redemption  terms  determined  by reference to the value of a currency or commodity at a future point in time,  preferred stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the conversion  terms  related  to a  particular  commodity.  For a  discussion  of  certain  risks  involved  in  investing  in  hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

         Lending of Portfolio  Securities.  For the purpose of realizing  additional income, the Portfolio may make secured loans of
Portfolio  securities  amounting  to not more than 33 1/3% of its total  assets.  This policy is a  fundamental  policy.  Securities loans are made to  broker-dealers,  institutional  investors,  or other persons  pursuant to agreements  requiring that the loans be continuously  secured by collateral  at least equal at all times to the value of the  securities  lent,  marked to market on a daily basis.  The  collateral  received will consist of cash or U.S.  government  securities.  While the  securities  are being lent,  the
Portfolio  will continue to receive the  equivalent of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the  borrower.  The Portfolio has a right to call each loan and obtain the securities on three business  days' notice or, in connection  with  securities  trading on foreign  markets,  within such longer period of time which  coincides  with the normal  settlement  period for  purchases  and sales of such  securities  in such  foreign markets.  The  Portfolio  will not have the  right  to vote  securities  while  they  are  being  lent,  but it will  call a loan in anticipation  of any  important  vote.  The risks in lending  portfolio  securities,  as with other  extensions  of secured  credit, consist of possible  delay in receiving  additional  collateral  or in the recovery of the  securities or possible loss of rights in the collateral should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to approval by the SEC,  the  Portfolio  may make loans to, or borrow  Portfolios  from, other mutual funds or  portfolios  of mutual funds  sponsored or advised by the  Sub-advisor  or Rowe  Price-Fleming  International,
Inc.  The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued  Securities.  The Portfolio may from time to time purchase  securities on a  "when-issued"  basis.  At the time the Portfolio  makes the commitment to purchase a security on a when-issued  basis,  it will record the  transaction and reflect the value of the security in  determining  its net asset value.  The Portfolio  does not believe that its net asset value or income will be adversely  affected by its purchase of securities  on a  when-issued  basis.  The  Portfolio  will  maintain cash and  marketable securities  equal in value to  commitments  for  when-issued  securities.  Such  segregated  securities  either  will  mature or, if necessary,  be sold on or before the  settlement  date.  For a  discussion  of  when-issued  securities,  see this  Statement  under
"Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable only to the AST T. Rowe Price Asset Allocation  Portfolio.  These  limitations are not fundamental  restrictions,  and can be changed by the
Trustees without shareholder approval.  The Portfolio will not:

         1.       Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;

         2.       Invest in companies for the purpose of exercising management or control;

         3.       Purchase  illiquid  securities  if,  as a  result,  more  than 15% of its net  assets  would be  invested  in such securities.  Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

         4.       Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

         5.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer any security  owned by the Portfolio as security for indebtedness  except as may be  necessary in  connection  with  permissible  borrowings  or  investments  and then such  mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         6.       Invest in puts,  calls,  straddles,  spreads,  or any combination  thereof to the extent  permitted by the Trust's
Prospectus and this Statement;

         7.       Purchase  securities on margin,  except (i) for use of short-term  credit  necessary for clearance of purchases of portfolio  securities  and (ii) the Portfolio may make margin  deposits in connection  with futures  contracts or other  permissible investments;

         8.       Invest in warrants if, as a result thereof,  more than 10% of the value of the total assets of the Portfolio would be invested in  warrants,  provided  that this  restriction  does not apply to  warrants  acquired as the result of the  purchase of another security.  For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market;

         9.       Effect short sales of securities; or

         10.      Purchase a futures  contract or an option  thereon if, with  respect to positions in futures or options on futures which do not  represent  bona fide hedging,  the  aggregate  initial  margin and premiums on such  positions  would exceed 5% of the
Portfolio's net assets.

         Notwithstanding  anything in the above  fundamental  and operating  restrictions  to the contrary,  the Portfolio may, as a fundamental  policy,  invest  all of its  assets  in  the  securities  of a  single  open-end  management  investment  company  with substantially the same fundamental investment  objectives,  policies and restrictions as the Portfolio subject to the prior approval of the Investment  Manager.  The Investment  Manager will not approve such investment  unless:  (a) the Investment Manager believes, on the advice of counsel,  that such  investment will not have an adverse effect on the tax status of the annuity  contracts  and/or life insurance  policies  supported by the separate accounts of the Participating  Insurance  Companies which purchase shares of the
Trust; (b) the Investment  Manager has given prior notice to the  Participating  Insurance  Companies that it intends to permit such investment  and has  determined  whether such  Participating  Insurance  Companies  intend to redeem any shares  and/or  discontinue purchase  of  shares  because  of such  investment;  (c) the  Trustees  have  determined  that the fees to be paid by the  Trust for administrative,  accounting,  custodial  and transfer  agency  services  for the  Portfolio  subsequent  to such an  investment  are appropriate,  or the Trustees have approved  changes to the  agreements  providing such services to reflect a reduction in fees; (d)
the  Sub-advisor  for the  Portfolio  has  agreed  to  reduce  its fee by the  amount of any  investment  advisory  fees paid to the investment manager of such open-end  management  investment  company;  and (e) shareholder  approval is obtained if required by law.
The Portfolio  will apply for such  exemptive  relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

AST T. Rowe Price Global Bond Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. government bonds.

Investment  Policies:  The Portfolio  also seeks to moderate  price  fluctuation  by actively  managing its currency  exposure.  The
Portfolio's  investments  may  include  debt  securities  issued or  guaranteed  by a foreign  national  government,  its  agencies, instrumentalities or political  subdivisions,  debt securities issued or guaranteed by supranational  organizations,  corporate debt securities,  bank or bank holding company debt securities and other debt securities  including those  convertible into common stock.
The Portfolio  will invest at least 65% of its assets in  high-quality  bonds but may invest up to 20% of assets in the aggregate in below investment-grade, high-risk bonds and emerging market bonds.

          Sub-advisor  regularly  analyzes a broad range of  international  equity and  fixed-income  markets in order to assess the degree of risk and level of return that can be expected from each market.  Of course,  there can be no assurance that  Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

         The Portfolio's share price will fluctuate with market,  economic and foreign exchange conditions,  and your investment may be worth  more or less when  redeemed  than when  purchased.  The  Portfolio  should  not be relied  upon as a  complete  investment program,  nor used to play  short-term  swings in the global bond or foreign  exchange  markets.  The  Portfolio is subject to risks unique to international investing.

          It is  contemplated  that most foreign  securities  will be purchased in  over-the-counter  markets or on stock  exchanges located in the countries in which the respective  principal  offices of the issuers of the various  securities are located,  if that is the best available market.

          The Portfolio may invest in investment  portfolios  which have been  authorized by the  governments  of certain  countries specifically to permit foreign  investment in securities of companies  listed and traded on the stock exchanges in these  respective countries.  The  Portfolio's  investment in these  portfolios is subject to the provisions of the 1940 Act discussed  below.  If the
Portfolio invests in such investment  portfolios,  the Portfolio's  shareholders will bear not only their proportionate share of the expenses of the Portfolio  (including  operating  expenses and the fees of the Investment  Manager),  but also will bear  indirectly similar expenses of the underlying investment  portfolios.  In addition,  the securities of these investment portfolios may trade at a premium over their net asset value.

          Apart from the matters  described  herein,  the Portfolio is not aware at this time of the existence of any  investment or exchange  control  regulations  which might  substantially  impair the  operations  of the  Portfolio  as  described  in the Trust's
Prospectus and this Statement.  It should be noted, however, that this situation could change at any time.

          The  Portfolio  may invest in  companies  located in Eastern  Europe,  Russia or certain  Latin  American  countries.  The
Portfolio  will only  invest in a  company  located  in,  or a  government  of,  Eastern  Europe,  Russia or Latin  America,  if the
Sub-advisor believes the potential return justifies the risk.

          Risk Factors of Foreign  Investing.  There are special  risks in investing  in the  Portfolio.  Certain of these risks are inherent in any  international  mutual fund others  relate more to the  countries in which the  Portfolio  will invest.  Many of the risks are more  pronounced  for  investments  in  developing  or  emerging  countries.  Although  there is no  universally  accepted definition,  a developing  country is generally  considered to be a country which is in the initial stages of its  industrialization cycle with a per capita gross national product of less than $8,000.

          Investors  should  understand that all investments  have a risk factor.  There can be no guarantee  against loss resulting from an investment in the Portfolio,  and there can be no assurance that the Portfolio's investment policies will be successful,  or that its investment  objective will be attained.  The Portfolio is designed for individual and  institutional  investors  seeking to diversify  beyond the United States in an actively  researched and managed  portfolio,  and is intended for long-term  investors who can accept the risks  entailed  in  investment  in foreign  securities.  For a  discussion  of  certain  risks  involved  in foreign investing see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          The Portfolio may invest in the following:

          Brady Bonds.  The Portfolio  may invest in Brady Bonds.  Brady Bonds,  which are named after former U.S.  Secretary of the
Treasury  Nicholas  Brady,  are used as a means of  restructuring  the  external  debt burden of a  government  in certain  emerging markets.  A Brady bond is created when an  outstanding  commercial  bank loan to a government  or private  entity is exchanged for a new bond in  connection  with a debt  restructuring  plan.  Brady  bonds may be  collateralized  or  uncollateralized  and issued in various currencies  (although  typically in the U.S. dollar).  They are often fully  collateralized as to principal in U.S. Treasury zero  coupon  bonds.  However,  even with this  collateralization  feature,  Brady  Bonds are often  considered  speculative,  below investment  grade  investments  because the timely payment of interest is the  responsibility  of the issuing party (for example,  a
Latin American  country) and the value of the bonds can fluctuate  significantly  based on the issuer's ability or perceived ability to make these  payments.  Finally,  some Brady Bonds may be structured  with floating rate or low fixed rate coupons.  The Portfolio does not expect to have more than 10% of its total assets invested in Brady Bonds.

         Nondiversified  Investment  Company.  Despite its  nondiversified  status under the  Investment  Company Act, the Portfolio generally  will not invest more than 5% of its assets in any  individual  corporate  issuer.  However,  the  Portfolio (1) may place assets in bank  deposits or other  short-term  bank  instruments  with a maturity of up to 30 days  provided that (i) the bank has a short-term  credit rating of A1+ (or, if unrated,  the equivalent as determined by the  Sub-advisor)  and (ii) the Portfolio may not maintain more than 10% of its total assets with any single bank;  and (2) may maintain  more than 5% of its total assets,  including cash and currencies, in custodial accounts or deposits of the Trust's custodian or sub-custodians.

          Writing  Covered Call Options.  The Portfolio may write (sell)  "covered"  call options and purchase  options to close out options  previously  written by the  Portfolio.  In writing  covered call  options,  the  Portfolio  expects to generate  additional premium  income  which  should  serve to enhance  the  Portfolio's  total  return and reduce the effect of any price  decline of the security or currency  involved in the option.  Covered call options will generally be written on securities or currencies  which, in
Sub-advisor's  opinion,  are not  expected to have any major price  increases  or moves in the near future but which,  over the long term, are deemed to be attractive investments for the Portfolio.

          The  Portfolio  will write only  covered call  options.  This means that the  Portfolio  will own the security or currency subject to the option or an option to purchase the same underlying  security or currency,  having an exercise price equal to or less than the exercise price of the "covered"  option,  or will establish and maintain with its custodian for the term of the option,  an account  consisting of cash or other liquid assets having a value equal to the fluctuating  market value of the optioned  securities or currencies.

         Portfolio  securities  or  currencies  on which  call  options  may be  written  will be  purchased  solely on the basis of investment  considerations  consistent  with the  Portfolio's  investment  objective.  The  writing  of  covered  call  options is a conservative  investment  technique  believed to involve  relatively  little risk (in  contrast to the writing of naked or uncovered options,  which the Portfolio  will not do), but capable of enhancing  the  Portfolio's  total  return.  When writing a covered call option,  the  Portfolio,  in return for the premium,  gives up the  opportunity  for profit from a price  increase in the underlying security or  currency  above the  exercise  price,  but  conversely,  retains  the risk of loss should the price of the  security or currency  decline.  Unlike one who owns  securities or currencies  not subject to an option,  the Portfolio has no control over when it may be required to sell the underlying  securities or currencies,  since it may be assigned an exercise  notice at any time prior to the  expiration of its  obligations  as a writer.  If a call option which the Portfolio has written  expires,  the Portfolio will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market  value of the  underlying security or currency  during the option  period.  If the call option is exercised,  the  Portfolio  will realize a gain or loss from the sale of the  underlying  security  or  currency,  The  Portfolio  does not  consider a security  or  currency  covered by a call
"pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium  received is the market value of an option.  The premium the Portfolio will receive from writing a call option will  reflect,  among other  things,  the current  market price of the  underlying  security or currency,  the  relationship  of the exercise price to such market price, the historical price volatility of the underlying  security or currency,  and the length of the option  period.  Once the decision to write a call option has been made,  Sub-advisor,  in  determining  whether a  particular  call option should be written on a particular  security or currency,  will consider the reasonableness of the anticipated premium and the likelihood that a liquid  secondary  market will exist for those options.  The premium received by the Portfolio for writing covered call  options  will be recorded as a liability of the  Portfolio.  This  liability  will be adjusted  daily to the option's  current market  value,  which will be the latest sale price at the time at which the net asset value per share of the  Portfolio is computed
(close of the New York Stock  Exchange),  or, in the  absence  of such sale,  the  average  of the latest bid and asked  price.  The option will be terminated upon expiration of the option, the purchase of an identical option in a closing  transaction,  or delivery of the underlying security or currency upon the exercise of the option.

          Call  options  written by the  Portfolio  will  normally  have  expiration  dates of less than nine  months  from the date written.  The  exercise  price of the  options  may be  below,  equal  to,  or above the  current  market  values of the  underlying securities  or  currencies  at the time the options  are  written.  From time to time,  the  Portfolio  may  purchase an  underlying security or currency for delivery in accordance  with an exercise  notice of a call option  assigned to it,  rather than  delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

          The Portfolio will effect closing  transactions in order to realize a profit on an outstanding call option,  to prevent an underlying  security or currency from being called,  or, to permit the sale of the  underlying  security or currency.  The Portfolio will realize a profit or loss from a closing  purchase  transaction if the cost of the  transaction is less or more than the premium received from the writing of the option.  Because  increases in the market price of a call option will generally  reflect  increases in the market price of the  underlying  security or currency,  any loss  resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

          The  Portfolio  will not  write a covered  call  option  if, as a result,  the  aggregate  market  value of all  portfolio securities  or  currencies  covering  call or put  options  exceeds  25% of the  market  value of the  Portfolio's  net  assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

          Writing  Covered Put Options.  Although  the  Portfolio  has no current  intention  in the  foreseeable  future of writing
American  or  European  style  covered  put options  and  purchasing  put  options to close out  options  previously  written by the
Portfolio, the Portfolio reserves the right to do so.

          The  Portfolio  would write put  options  only on a covered  basis,  which means that the  Portfolio  would  maintain in a segregated  account cash, U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise  price or the  Portfolio  will own an option to sell the  underlying  security or currency  subject to the option having an exercise  price  equal to or  greater  than the  exercise  price of the  "covered"  options  at all times  while  the put  option is outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow to secure payment of the  exercise  price.) The  Portfolio  would  generally  write  covered put options in  circumstances  where  Sub-advisor  wishes to purchase the  underlying  security or currency for the  Portfolio's  portfolio at a price lower than the current market price of the security or  currency.  In such event the  Portfolio  would write a put option at an exercise  price  which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.  Since the  Portfolio  would also  receive  interest on debt securities or currencies  maintained to cover the exercise  price of the option,  this  technique  could be used to enhance  current return  during  periods of market  uncertainty.  The risk in such a  transaction  would be that the market  price of the  underlying security or currency would decline below the exercise  price less the premiums  received.  Such a decline could be  substantial  and result in a significant  loss to the  Portfolio.  In addition,  the  Portfolio,  because it does not own the specific  securities or currencies  which it may be required to purchase in exercise of the put, cannot benefit from  appreciation,  if any, with respect to such specific securities or currencies.

          The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio  securities or currencies  covering put or call options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating the 25%
limit,  the Portfolio  will offset,  against the value of assets  covering  written puts and calls,  the value of purchased puts and calls on identical  securities or currencies with identical  maturity dates.  For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Purchasing  Put Options.  The  Portfolio  may  purchase  American or European  style put  options.  As the holder of a put option,  the  Portfolio  has the right to sell the  underlying  security or currency  at the  exercise  price at any time during the option period.  The Portfolio may enter into closing sale  transactions  with respect to such options,  exercise them or permit them to expire.  The Portfolio  may purchase put options for defensive  purposes in order to protect  against an  anticipated  decline in the value of its  securities  or  currencies.  An example of such use of put options is provided in this  Statement  under  "Certain
Risk Factors and Investment Methods."

          The premium paid by the Portfolio when  purchasing a put option will be recorded as an asset of the Portfolio.  This asset will be  adjusted  daily to the  option's  current  market  value,  which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock  Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be terminated upon expiration of the option,  the selling  (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

          Purchasing  Call  Options.  The Portfolio may purchase  American or European  style call options.  As the holder of a call option,  the Portfolio has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period  (American  style) or at the  expiration  of the option  (European  style).  The Portfolio may enter into closing sale transactions  with respect to such  options,  exercise  them or permit them to expire.  The  Portfolio may purchase call options for the purpose of increasing  its current  return or avoiding tax  consequences  which could reduce its current  return.  The Portfolio may also purchase call options in order to acquire the underlying  securities or  currencies.  Examples of such uses of call options are provided below.

          The  Portfolio  may also  purchase  call  options  on  underlying  securities  or  currencies  it owns in order to protect unrealized  gains on call  options  previously  written  by it. A call  option  would  be  purchased  for  this  purpose  where  tax considerations  make it  inadvisable  to  realize  such gains  through a closing  purchase  transaction.  Call  options  may also be purchased at times to avoid realizing losses.

          The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

          Dealer Options.  The Portfolio may engage in transactions  involving dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing  corporation to exercise  exchange-traded  options,  if the Portfolio were to purchase a dealer  option,  it would rely on the dealer from whom it purchased  the option to perform if the option were  exercised.
While the  Portfolio  will seek to enter into  dealer  options  only with  dealers  who will agree to and which are  expected  to be capable of entering into closing  transactions  with the  Portfolio,  there can be no assurance  that the Portfolio  will be able to liquidate  a dealer  option at a favorable  price at any time prior to  expiration.  Failure by the dealer to do so would  result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions  in Futures.  The Portfolio  may enter into  financial  futures  contracts,  including  stock index, interest rate and currency futures ("futures" or "futures  contracts");  however, the Portfolio has no current intention of entering into interest rate futures.  The Portfolio, however, reserves the right to trade in financial futures of any kind.

          Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's  portfolio,  as a cash  management  tool,  or as an efficient  way for  Sub-advisor  to implement  either an increase or decrease in portfolio  market exposure in response to changing  market  conditions.  Stock index futures  contracts  are currently  traded with respect to the S&P
500 Index and other  broad  stock  market  indices,  such as the New York Stock  Exchange  Composite  Stock Index and the Value Line
Composite  Stock  Index.  The  Portfolio  may,  however,  purchase or sell futures  contracts  with respect to any stock index whose movements will, in its judgment,  have a significant  correlation with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest  rate or currency  futures  contracts may be used to attempt to hedge  against  changes in  prevailing  levels of interest rates or currency  exchange rates in order to establish  more  definitely the effective  return on securities or currencies held or intended to be acquired by the  Portfolio.  In this regard,  the Portfolio  could sell interest rate or currency  futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange  rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The  Portfolio  will enter into  futures  contracts  which are traded on national  or foreign  futures  exchanges  and are standardized  as to maturity  date and  underlying  financial  instrument.  Futures  exchanges  and trading in the United States are regulated under the Commodity  Exchange Act by the CFTC.  Although  techniques other than the sale and purchase of futures contracts could  be used  for the  above-referenced  purposes,  futures  contracts  offer  an  effective  and  relatively  low  cost  means of implementing  the  Portfolio's  objectives in these areas.  For a discussion  of futures  transactions  and certain  risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                   Regulatory  Limitations.  The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging,  yield  enhancement and risk management  purposes,  in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures  contracts or options  thereon if, with respect to positions which do not qualify as bona fide hedging under  applicable CFTC rules,  the sum of the amounts of initial margin  deposits on the  Portfolio's  existing futures and premiums paid for options on futures  would exceed 5% of the net asset value of the Portfolio  after taking into account unrealized  profits and  unrealized  losses on any such  contracts it has entered  into;  provided  however,  that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          In instances  involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the  Portfolio,  an amount of cash or other liquid  assets equal to the market value of the futures  contracts  and options  thereon
(less any related  margin  deposits),  will be  identified by the Portfolio to cover the  position,  or  alternative  cover (such as owning an offsetting position) will be employed.

          Options on Futures  Contracts.  As an  alternative  to writing or purchasing  call and put options on stock index futures, the  Portfolio may write or purchase call and put options on financial  indices.  Such options would be used in a manner  similar to the use of options on futures  contracts.  From time to time,  a single  order to purchase  or sell  futures  contracts  (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the  Sub-advisor  or
T. Rowe Price  Associates,  Inc. Such aggregated  orders would be allocated among the Portfolio and such other  portfolios in a fair and  non-discriminatory  manner. See this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment  Methods"
for a description of certain risks involved in options and futures contracts.

          Additional  Futures and Options  Contracts.  Although  the  Portfolio  has no current  intention of engaging in futures or options  transactions  other than those  described  above,  it reserves  the right to do so. Such futures or options  trading  might involve risks which differ from those involved in the futures and options described above.

          Foreign  Futures and Options.  The Portfolio is permitted to invest in foreign  futures and options.  For a description of foreign  futures and options and certain risks  involved  therein as well as certain risks involved in foreign  investing,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency  Transactions.  The Portfolio will generally enter into forward foreign currency exchange  contracts under two  circumstances.  First,  when the  Portfolio  enters into a contract  for the  purchase or sale of a security  denominated  in a foreign  currency,  it may desire to "lock in" the U.S. dollar price of the security.  Second,  when the  Sub-advisor  believes that the currency of a particular  foreign country may suffer or enjoy a substantial  movement  against another  currency,  including the
U.S.  dollar,  it may enter into a forward  contract to sell or buy the amount of the former  foreign  currency,  approximating  the value of some or all of the Portfolio's  securities  denominated in such foreign currency.  Alternatively,  where  appropriate,  the
Portfolio may hedge all or part of its foreign  currency  exposure  through the use of a basket of  currencies  or a proxy  currency where such currency or currencies  act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract  where the amount of the foreign  currency  to be sold  exceeds the value of the  securities  denominated  in such currency.  The use of this basket  hedging  technique may be more  efficient  and  economical  than  entering into separate  forward contracts  for each  currency  held in the  Portfolio.  The precise  matching of the forward  contract  amounts and the value of the securities  involved will not generally be possible since the future value of such  securities in foreign  currencies will change as a consequence of market  movements in the value of those  securities  between the date the forward  contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely  difficult,  and the successful  execution of a short-term  hedging  strategy is highly  uncertain.  Other than as set forth above,  and immediately  below, the Portfolio will also not enter into such forward  contracts or maintain a net exposure to such contracts  where the  consummation  of the contracts would obligate  the  Portfolio  to deliver an amount of foreign  currency in excess of the value of the  Portfolio's  securities  or other assets  denominated in that currency.  The Portfolio,  however,  in order to avoid excess  transactions  and transaction  costs, may maintain a net  exposure to forward  contracts  in excess of the value of the  Portfolio's  securities  or other assets to which the forward contracts relate (including  accrued interest to the maturity of the forward on such securities)  provided the excess amount is "covered" by liquid,  high-grade debt securities,  denominated in any currency, at least equal at all times to the amount of such excess.  For these  purposes  "the  securities  or other assets to which the forward  contracts  relate may be  securities or assets denominated  in a single  currency,  or where proxy  forwards are used,  securities  denominated  in more than one  currency.  Under normal  circumstances,  consideration  of the prospect for currency  parities will be  incorporated  into the longer term investment decisions made with regard to overall  diversification  strategies.  However,  Sub-advisor believes that it is important to have the flexibility  to enter into such forward  contracts  when it  determines  that the best  interests of the  Portfolio  will be served.
Forward foreign currency exchange contracts ("forwards") will generally have terms of less than one year.

         At the maturity of a forward  contract,  the  Portfolio  may either sell the  portfolio  security and make  delivery of the foreign  currency,  or it may retain the  security and  terminate  its  contractual  obligation  to deliver the foreign  currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated  above, it is impossible to forecast with absolute  precision the market value of portfolio  securities at the expiration of the forward contract.  Accordingly,  it may be necessary for the Portfolio to purchase  additional foreign currency on the spot market  (and bear the  expense of such  purchase)  if the market  value of the  security is less than the amount of foreign currency the  Portfolio  is  obligated  to deliver and if a decision is made to sell the  security and make  delivery of the foreign currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received  upon the sale of the portfolio  security if its market value exceeds the amount of foreign  currency the Portfolio is obligated to deliver.  However,  as noted, in order to avoid excessive  transactions  and transaction  costs,  the Portfolio may use liquid,  high-grade debt securities denominated  in any currency,  to cover the amount by which the value of a forward  contract  exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting  transaction,  the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period between the  Portfolio's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent  the price of the  currency  it has agreed to sell  exceeds  the price of the  currency  it has  agreed to  purchase.  Should forward  prices  increase,  the  Portfolio  will suffer a loss to the extent of the price of the  currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The  Portfolio's  dealing in forward  foreign  currency  exchange  contracts will generally be limited to the  transactions described  above.  However,  the  Portfolio  reserves the right to enter into  forward  foreign  currency  contracts  for  different purposes and under different  circumstances.  Of course,  the Portfolio is not required to enter into forward  contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed appropriate by the Sub-advisor.  It also should be realized  that this  method  of  hedging  against  a decline  in the value of a  currency  does not  eliminate  fluctuations  in the underlying  prices of the  securities.  It simply  establishes  a rate of exchange at a future  date.  Additionally,  although  such contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily  basis.  It will do so from time to time,  and  investors  should be aware of the costs of  currency  conversion.  Although  foreign  exchange  dealers do not charge a fee for  conversion,  they do realize a profit based on the difference (the "spread")  between the prices at which they are buying and selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Portfolio at one rate,  while  offering a lesser rate of exchange  should the Portfolio desire to resell that currency to the dealer.

         When the  Portfolio  purchases a foreign bond with a higher  interest  rate than is  available  on U.S.  bonds of a similar maturity,  the additional yield on the foreign bond could be  substantially  lost if the Portfolio were to enter into a direct hedge by selling the foreign  currency and  purchasing  the U.S.  dollar.  This is what is known as the "cost" of hedging.  Proxy  hedging attempts to reduce this cost through an indirect  hedge back to the U.S.  dollar.  It is  important  to note that hedging  costs are treated as capital transactions and are not, therefore,  deducted from the Portfolio's  dividend  distribution and are not reflected in its yield.  Instead such costs will,  over time,  be reflected in the  Portfolio's  net asset value per share.  For an additional discussion  of certain risks  involved in foreign  investing,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures Contracts and Forward Foreign Exchange  Contracts.  The Portfolio may enter into certain  option,  futures,  and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which will be treated as Section 1256 contracts or straddles.

         Transactions  which are  considered  Section  1256  contracts  will be  considered  to have  been  closed at the end of the
Portfolio's  fiscal year and any gains or losses will be  recognized  for tax  purposes at that time.  Such gains or losses from the normal closing or settlement of such  transactions  will be characterized  as 60% long-term  capital gain (taxable at a maximum rate of 20%) or loss and 40%  short-term  capital gain or loss  regardless of the holding  period of the  instrument  (or, in the case of foreign  exchange  contracts,  entirely as ordinary income or loss).  The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options,  futures and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which offset a foreign  dollar  denominated  bond or currency  position may be  considered  straddles  for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized  gain in an offsetting  position.  The holding period of the securities or currencies  comprising  the straddle will be deemed not to begin until the straddle is terminated.  The holding period of the security  offsetting  an  "in-the-money  qualified  covered  call" option on an equity  security  will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated  investment  company,  at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends,  interest,  income derived from loans of  securities,  and gains from the sale of  securities  or  currencies.  Tax  regulations  could be issued  limiting the extent that net gain realized from option,  futures or foreign  forward  exchange  contracts on currencies is qualifying  income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option,  futures  contracts,  or forward  contracts may be deemed a "constructive sale" of offsetting  securities,  which could result in a taxable gain from the sale being distributed to  shareholders.  The Portfolio  would be required to distribute  any such gain even though it would not receive  proceeds from the sale at the time the option, futures or forward position is entered into.

          Hybrid  Commodity  and  Security  Instruments.  Instruments  have been  developed  which  combine the  elements of futures contracts or options with those of debt,  preferred equity or a depository  instrument  (hereinafter  "Hybrid  Instruments").  Often these  hybrid  instruments  are indexed to the price of a commodity or  particular  currency or a domestic or foreign debt or equity securities  index.  Hybrid  instruments may take a variety of forms,  including,  but not limited to, debt instruments with interest or  principal  payments or  redemption  terms  determined  by reference to the value of a currency or commodity at a future point in time,  preferred stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the conversion  terms related to a particular  commodity.  For a discussion of certain risks  involved in hybrid  instruments,  see this
Statement under "Certain Risk Factors and Investment Methods."

         Debt  Securities.  The Portfolio's  investment  program permits it to purchase below  investment  grade  securities.  Since investors  generally perceive that there are greater risks associated with investment in lower quality  securities,  the yields from such  securities  normally  exceed those  obtainable  from higher quality  securities.  However,  the principal value of lower-rated securities  generally will fluctuate more widely than higher quality  securities.  Lower quality investments entail a higher risk of default -- that is, the  nonpayment of interest and principal by the issuer than higher  quality  investments.  Such  securities are also subject to special risks,  discussed below.  Although the Portfolio seeks to reduce risk by portfolio  diversification,  credit analysis,  and  attention to trends in the economy,  industries  and  financial  markets,  such efforts will not eliminate all risk.
There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After  purchase by the  Portfolio,  a debt  security  may cease to be rated or its rating may be reduced  below the minimum required  for  purchase  by the  Portfolio.  Neither  event  will  require  a sale  of  such  security  by the  Portfolio.  However,
Sub-advisor  will consider such event in its  determination  of whether the Portfolio  should continue to hold the security.  To the extent that the ratings given by Moody's Investors Service,  Inc.  ("Moody's") or Standard & Poor's  Corporation  ("S&P") may change as a result of changes in such  organizations  or their rating  systems,  the Portfolio  will attempt to use  comparable  ratings as standards for investments in accordance  with the investment  policies  contained in the prospectus.  The Portfolio may invest up to
20% of its total assets in securities  rated below BBB or Baa,  including bonds in default or those with the lowest rating.  See the
Appendix to this Statement for a more complete  description of the ratings  assigned by ratings  organizations  and their respective characteristics.

         High Yield,  High Risk Securities.  Below investment grade securities  (rated below Baa by Moody's and below BBB by S&P) or unrated  securities of equivalent quality in the Sub-advisor's  judgment,  carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities),  generally  involve greater  volatility of price and risk of principal and income,  and may be less liquid,  than  securities in the higher rating  categories  and are considered  speculative.  The lower the ratings of such debt  securities,  the greater  their risks render them like equity  securities.  For an  additional  discussion  of certain risks involved in investing in lower-rated  debt  securities,  see this Statement and the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Zero-Coupon  Securities.  The  Portfolio  may invest in  zero-coupon  securities  which pay no cash  income and are sold at substantial  discounts  from their value at  maturity.  For a  discussion  of  zero-coupon  securities  and certain  risks  involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

          Lending of Portfolio  Securities.  For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio  securities  amounting to not more than 33 1/3% of its total assets.  This policy is a  "fundamental  policy."  Securities loans are made to  broker-dealers,  institutional  investors,  or other persons  pursuant to agreements  requiring that the loans be continuously  secured by collateral  at least equal at all times to the value of the  securities  lent,  marked to market on a daily basis.  The  collateral  received will consist of cash or U.S.  government  securities.  While the  securities  are being lent,  the
Portfolio  will continue to receive the  equivalent of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the  borrower.  The Portfolio has a right to call each loan and obtain the securities on three business  days' notice or, in connection  with  securities  trading on foreign  markets,  within such longer period of time which  coincides  with the normal  settlement  period for  purchases  and sales of such  securities  in such  foreign markets.  The  Portfolio  will not have the  right  to vote  securities  while  they  are  being  lent,  but it will  call a loan in anticipation  of any  important  vote.  The risks in lending  portfolio  securities,  as with other  extensions  of secured  credit, consist of possible  delay in receiving  additional  collateral  or in the recovery of the  securities or possible loss of rights in the collateral should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to approval by the SEC, the  Portfolio  may make loans to, or borrow  funds from,  other mutual funds sponsored or advised by the  Sub-advisor or T. Rowe Price  Associates,  Inc. The Portfolio has no current  intention of engaging in these practices at this time.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST T. Rowe Price Global Bond Portfolio.  These  limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Pledge,  mortgage or hypothecate  its assets in excess,  together with permitted  borrowings,  of 1/3 of its total assets;

         2.       Purchase securities on margin, unless, by virtue of its ownership of other securities,  it has the right to obtain securities  equivalent in kind and amount to the securities  sold and, if the right is  conditional,  the sale is made upon the same conditions,  except in connection with arbitrage  transactions  and except that the Portfolio may obtain such short-term  credits as may be necessary for the clearance of purchases and sales of securities;

         3.       Purchase  illiquid  securities  if,  as a  result,  more  than 15% of its net  assets  would be  invested  in such securities;

         4.       Buy options on securities or financial  instruments,  unless the aggregate  premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets;  or sell put options on securities if, as a result,  the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;

         5.       Enter into  futures  contracts  or purchase  options  thereon  which do not  represent  bona fide  hedging  unless immediately  after the purchase,  the value of the aggregate  initial margin with respect to all such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures  contracts does not exceed 5% of the Portfolio's  total assets,  provided  that in the case of an option  that is  in-the-money  at the time of  purchase,  the  in-the-money  amount may be excluded in computing the 5% limit;

         6.       Purchase  warrants if as a result  warrants  taken at the lower of cost or market value would  represent more than
10% of the value of the Portfolio's  total net assets,  except that this restriction does not apply to warrants acquired as a result of the purchase of another security;

         7.       Make  securities  loans if the value of such securities  loaned exceeds 30% of the value of the Portfolio's  total assets at the time any loan is made;  all loans of portfolio  securities  will be fully  collateralized  and marked to market daily.
The  Portfolio  has no current  intention  of making  loans of  portfolio  securities  that would  amount to greater  than 5% of the
Portfolio's total assets; or

         8.       Purchase or sell real estate limited partnership interests.

         9.       Purchase  securities which are not bonds denominated in foreign currency  ("international  bonds") if, immediately after such  purchase,  less than 65% of its total  assets  would be  invested in  international  bonds,  except  that for  temporary defensive purposes the Portfolio may purchase securities which are not international bonds without limitation;

         10.      Borrow  money in excess of 5% of its  total  assets  (taken at  market  value) or borrow  other  than from  banks;
however,  in the case of reverse  repurchase  agreements,  the Portfolio may invest in such agreements with other than banks subject to total asset coverage of 300% for such agreements and all borrowings;

         11.      Invest more than 20% of its total assets in below investment  grade,  high-risk bonds,  including bonds in default or those with the lowest rating;

         12.      Invest in companies for the purpose of exercising management or control;

         13.      Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act; or

         14.      Effect short sales of securities.

         In addition to the restrictions  described above, some foreign countries limit, or prohibit,  all direct foreign investment in the securities of their  companies.  However,  the governments of some countries have  authorized the  organization of investment funds to permit  indirect  foreign  investment  in such  securities.  For tax purposes  these funds may be known as Passive  Foreign
Investment  Companies.  The Portfolio is subject to certain  percentage  limitations  under the 1940 Act relating to the purchase of securities of  investment  companies,  and may be subject to the  limitation  that no more than 10% of the value of the  Portfolio's total assets may be invested in such securities.

         Restrictions  with respect to repurchase  agreements  shall be construed to be for repurchase  agreements  entered into for the investment of available cash  consistent  with the  Portfolio's  repurchase  agreement  procedures,  not repurchase  commitments entered into for general investment purposes.

         If a percentage  restriction  on investment  or  utilization  of assets as set forth under  "Investment  Restrictions"  and
"Investment  Policies"  above is adhered to at the time an investment is made, a later change in percentage  resulting  from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.

AST Federated High Yield Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio is to seek high  current  income by  investing  primarily in a diversified  portfolio  of fixed  income  securities.  The fixed  income  securities  in which the  Portfolio  intends to invest are lower-rated corporate debt obligations.

Investment Policies:

         Corporate Debt Securities.  The Portfolio  invests  primarily in corporate debt securities.  The corporate debt obligations in which the Portfolio  intends to invest are expected to be  lower-rated.  For a discussion of the special  risks  associated  with lower-rated  securities,  see the Trust's  Prospectus  and this  Statement  under  "Certain  Risk Factors and  Investment  Methods."
Corporate debt obligations in which the Portfolio  invests may bear fixed,  floating,  floating and contingent,  or increasing rates of interest.  They may involve equity features such as conversion or exchange  rights,  warrants for the acquisition of common stock of the same or a different issuer,  participations  based on revenues,  sales or profits,  or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

         U.S. Government  Obligations.  The types of U.S. government  obligations in which the Portfolio may invest include, but are not limited to, direct  obligations of the U.S. Treasury (such as U.S. Treasury bills,  notes, and bonds) and obligations  issued or guaranteed  by U.S.  government  agencies or  instrumentalities  (such as the Federal  Home Loan Banks,  Federal  National  Mortgage
Association,  Government National Mortgage Association,  Federal Farm Credit Banks,  Tennessee Valley Authority,  Export-Import Bank
of the United States,  Commodity Credit Corporation,  Federal Financing Bank, Student Loan Marketing Association,  Federal Home Loan
Mortgage  Corporation,  or National Credit Union  Administration).  These  securities may be backed by: the full faith and credit of the U.S.  Treasury;  the issuer's right to borrow from the U.S.  Treasury;  the  discretionary  authority of the U.S.  government to purchase  certain  obligations  of  agencies  or  instrumentalities;  or the credit of the  agency or  instrumentality  issuing  the obligations.  For an additional  discussion of the types of U.S.  government  obligations in which the Portfolio may invest, see the
Trust's Prospectus under "Investment Objectives and Policies."

         Time and Savings  Deposits and Bankers'  Acceptances.  The  Portfolio may enter into time and savings  deposits  (including certificates of deposit) and may purchase bankers'  acceptances.  The Portfolio may enter into time and savings deposits  (including certificates  of deposit) in commercial  or savings  banks whose  deposits are insured by the Bank  Insurance  Fund ("BIF"),  or the
Savings  Association  Insurance  Fund  ("SAIF"),  including  certificates  of deposit  issued by and other time  deposits in foreign branches of BIF-insured  banks.  The Portfolio may also purchase  bankers'  acceptances  issued by a BIF-insured  bank, or issued by the  bank's  Edge Act  subsidiary  and  guaranteed  by the  bank,  with  remaining  maturities  of nine  months  or less.  The total acceptances of any bank held by the Portfolio  cannot exceed 0.25 of 1% of such bank's total  deposits  according to the bank's last published statement of condition preceding the date of acceptance;  and general obligations of any state,  territory,  or possession of the United States,  or their  political  subdivisions,  so long as they are either (1) rated in one of the four highest grades by nationally  recognized  statistical  rating  organizations or (2) issued by a public housing agency and backed by the full faith and credit of the United States.

         When-Issued  and Delayed  Delivery  Transactions.  The Portfolio may purchase  fixed-income  securities on a when-issued or delayed  delivery  basis.  The  Portfolio  may engage in  when-issued  and  delayed  delivery  transactions  only for the purpose of acquiring portfolio  securities  consistent with the Portfolio's  investment  objective and policies,  not for investment  leverage.
These  transactions are arrangements in which the Portfolio  purchases  securities with payment and delivery  scheduled for a future time.  Settlement  dates may be a month or more after  entering into these  transactions,  and the market  values of the  securities purchased may vary from the purchase prices.  These  transactions are made to secure what is considered to be an advantageous  price and yield for the Portfolio.

         No fees or other expenses,  other than normal  transaction  costs,  are incurred.  However,  liquid assets of the Portfolio sufficient to make payment for the  securities to be purchased are  segregated  at the trade date.  These  securities  are marked to market daily and will maintain  until the  transaction  is settled.  For an  additional  discussion of  when-issued  securities  and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Lending  Portfolio  Securities.  In order to  generate  additional  income,  the  Portfolio  may  lend  its  securities  to brokers/dealers,  banks,  or other  institutional  borrowers  of  securities.  The  collateral  received  when the  Portfolio  lends portfolio  securities  must be valued  daily and,  should the market value of the loaned  securities  increase,  the  borrower  must furnish additional  collateral to the Portfolio.  During the time portfolio  securities are on loan, the borrower pays the Portfolio any  dividends  or  interest  paid on such  securities.  Loans are  subject to  termination  at the option of the  Portfolio  or the borrower.  The Portfolio may pay reasonable  administrative  and custodial  fees in connection  with a loan and may pay a negotiated portion of the interest earned on the cash or cash equivalent  collateral to the borrower or placing broker.  The Portfolio does not have the right to vote  securities  on loan,  but would  terminate  the loan and  regain  the right to vote if that were  considered important with respect to the investment.

         Reverse  Repurchase  Agreements.  The Portfolio may also enter into reverse repurchase  agreements.  When effecting reverse repurchase  agreements,  liquid assets of the  Portfolio,  in a dollar amount  sufficient to make payment for the  obligations to be purchased,  are segregated at the trade date.  These  securities are marked to market daily and are maintained until the transaction is settled.  During the period any  reverse  repurchase  agreements  are  outstanding,  but only to the extent  necessary  to ensure completion of the reverse repurchase  agreements,  the Portfolio will restrict the purchase of portfolio instruments to money market instruments  maturing  on or  before  the  expiration  date of the  reverse  repurchase  agreements.  For a  discussion  of  reverse repurchase  agreements and certain risks involved  therein,  see the Trust's  Prospectus  under "Certain Risk Factors and Investment
Methods."

         Portfolio  Turnover.  The Portfolio may experience  greater  portfolio  turnover than would be expected with a portfolio of higher-rated  securities.  For an additional  discussion of portfolio turnover,  see this Statement and the Trust's Prospectus under
"Portfolio Turnover."

         Adverse  Legislation.  In 1989,  legislation was enacted that required  federally  insured savings and loan associations to divest their holdings of lower-rated  bonds by 1994. This  legislation  also created the Resolution  Trust  Corporation (the "RTC"), which disposed of a substantial  portion of lower-rated  bonds held by failed  savings and loan  associations.  The reduction of the number of institutions  empowered to purchase and hold  lower-rated  bonds,  and the divestiture of bonds by these  institutions and the RTC,  have had an adverse  impact on the overall  liquidity  of the market for such bonds.  Federal and state  legislatures  and regulators have and may continue to propose new laws and regulations  designed to limit the number or type of institutions  that may purchase  lower-rated bonds,  reduce the tax benefits to issuers of such bonds, or otherwise  adversely impact the liquidity of such bonds.  The Portfolio  cannot predict the likelihood that any of these proposals will be adopted,  or their potential  impact on the liquidity of lower-rated bonds.

         Foreign  Securities.  The  Portfolio  may invest up to 5% of its total assets in foreign  securities  that are not publicly traded in the United States.  For a discussion of certain risks involved with investing in foreign  securities,  including  currency risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Federated High Yield Portfolio.  The limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not invest  more than 15% of the value of its net assets in  securities  that are not readily marketable;

         2.       The Portfolio will not purchase the  securities of any issuer (other than the U.S.  government,  its agencies,  or instrumentalities or instruments secured by securities of such issuers,  such as repurchase  agreements) if as a result more than 5%
of the value of its total assets would be invested in the securities of such issuer.  For these  purposes,  the Portfolio  takes all common stock and all preferred  stock of an issuer each as a single class,  regardless of priorities,  series  designations or other differences.

AST Lord Abbett Bond-Debenture Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek high current income and the  opportunity  for capital appreciation to produce a high total return.

Investment Policies:

         Convertible  Securities.   The  Portfolio  may  invest  in  convertible  bonds  and  convertible  preferred  stocks.  These investments  tend to be more  volatile  than debt  securities  but tend to be less  volatile  and  produce  more  income  than their underlying common stocks.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Lord Abbett Bond-Debenture  Portfolio.  These limitations are not "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.       Pledge its assets (other than to secure borrowings, or to the extent permitted by the Portfolio's investment policies);

2.       Make short sales of securities;

3.       Invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities;

4.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

5.       Invest in real estate limited  partnership  interests or interests in oil, gas or other mineral  leases,  or exploration or other  development  programs,  except that the  Portfolio may invest in  securities  issued by companies  that engage in oil, gas or other mineral exploration or other development activities;

6.       Write, purchase or sell puts, calls,  straddles,  spreads or combinations  thereof,  except to the extent permitted in this
Statement and the Trust's Prospectus, as they may be amended from time to time;

7.       Invest more than 10% of the market  value of its gross  assets at the time of  investment  in debt  securities  that are in default as to interest or principal.

AST PIMCO Total Return Bond Portfolio:

Investment  Objective:  The investment objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital.  The Sub-advisor will seek to employ prudent investment  management  techniques,  especially in light of the broad range of investment instruments in which the Portfolio may invest.

Investment Policies:

         Borrowing.  The Portfolio may borrow for  temporary  administrative  purposes.  This  borrowing may be unsecured.  The 1940
Act requires the Portfolio to maintain  continuous  asset coverage (that is, total assets  including  borrowings,  less  liabilities exclusive  of  borrowings)  of 300% of the  amount  borrowed.  If the 300%  asset  coverage  should  decline  as a result  of market fluctuations  or other reasons,  the Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset  coverage,  even though it may be  disadvantageous  from an investment  standpoint to sell securities at that time.  Borrowing  will tend to  exaggerate  the effect on net asset value of any  increase  or  decrease in the market  value of the
Portfolio.  Money  borrowed will be subject to interest  costs which may or may not be recovered by  appreciation  of the securities purchased.  The Portfolio also may be required to maintain  minimum  average  balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit;  either of these  requirements  would  increase the cost of borrowing over the stated interest rate.

         In addition to the above,  the Portfolio  may enter into reverse  repurchase  agreements  and  "mortgage  dollar  rolls." A reverse repurchase  agreement  involves the sale of a  portfolio-eligible  security by the Portfolio,  coupled with its agreement to repurchase the instrument at a specified  time and price.  In a "dollar roll"  transaction  the Portfolio  sells a  mortgage-related security  (such as a GNMA  security)  to a dealer and  simultaneously  agrees to  repurchase  a similar  security  (but not the same security)  in the future at a  pre-determined  price.  A "dollar  roll" can be viewed,  like a reverse  repurchase  agreement,  as a collateralized  borrowing in which the  Portfolio  pledges a  mortgage-related  security to a dealer to obtain  cash.  Unlike in the case of reverse  repurchase  agreements,  the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio,  but only securities which are  "substantially  identical."
To be considered  "substantially  identical," the securities  returned to the Portfolio generally must: (1) be collateralized by the same types of underlying  mortgages;  (2) be issued by the same agency and be part of the same program;  (3) have a similar original stated  maturity;  (4) have identical net coupon rates;  (5) have similar  maturity:  (4) have identical net coupon rates;  (5) have similar market yields (and therefore  price);  and (6) satisfy "good delivery"  requirements,  meaning that the aggregate  principal amounts of the  securities  delivered  and  received  back must be within  2.5% of the initial  amount  delivered.  The  Portfolio's obligations  under a dollar roll agreement  must be covered by cash or other liquid assets equal in value to the securities  subject to repurchase by the Portfolio, maintained in a segregated account.

         Both  dollar  roll and  reverse  repurchase  agreements  will be subject to the 1940 Act's  limitations  on  borrowing,  as discussed above.  Furthermore,  because dollar roll  transactions  may be for terms ranging between one and six months,  dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.

         Corporate Debt  Securities.  The Portfolio's  investments in U.S.  dollar- or foreign  currency-denominated  corporate debt securities of domestic or foreign issuers are limited to corporate debt securities  (corporate  bonds,  debentures,  notes and other similar  corporate debt  instruments,  including  convertible  securities) which meet the minimum ratings criteria set forth for the
Portfolio,  or, if unrated,  are in the  Sub-advisor's  opinion  comparable  in quality to corporate  debt  securities  in which the
Portfolio may invest.  In the event that ratings  services  assign  different  ratings to the same security,  the  Sub-advisor  will determine  which rating it believes  best  reflects  the  security's  quality and risk at that time,  which may be the higher of the several  assigned  ratings.  The rate of return or return of  principal  on some debt  obligations  may be linked or  indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate  bonds in which the  Portfolio  may invest are  convertible  securities.  A  convertible  security is a bond,  debenture,  note, or other security that entitles the holder to acquire  common stock or other equity  securities of the same or a  different  issuer.  A  convertible  security  generally  entitles  the holder to receive  interest  paid or accrued  until the
convertible  security  matures  or  is  redeemed,   converted  or  exchanged.   Before  conversion,   convertible   securities  have
characteristics  similar to nonconvertible  debt securities.  Convertible  securities rank senior to common stock in a corporation's capital  structure and,  therefore,  generally entail less risk than the  corporation's  common stock,  although the extent to which such risk is  reduced  depends  in large  measure  upon the  degree to which the  convertible  security  sells  above its value as a fixed-income security.

         A  convertible  security  may be  subject  to  redemption  at the  option of the  issuer  at a  predetermined  price.  If a convertible  security held by the Portfolio is called for redemption,  the Portfolio will be required to permit the issuer to redeem the security and convert it to  underlying  common  stock,  or will sell the  convertible  security to a third party.  The Portfolio generally  would invest in convertible  securities for their favorable price  characteristics  and total return  potential and would normally not exercise an option to convert.

         Investments in securities rated below  investment  grade that are eligible for purchase by the Portfolio (i.e.,  rated B or better by Moody's or S&P) are  described  as  "speculative"  by both  Moody's and S&P.  Investment  in  lower-rated  corporate  debt securities  ("high yield  securities")  generally  provides greater income and increased  opportunity for capital  appreciation than investments in higher quality  securities,  but they also typically  entail greater price  volatility and principal and income risk.
These high yield  securities  are  regarded as high risk and  predominantly  speculative  with  respect to the  issuer's  continuing ability to meet principal and interest  payments.  The market for these  securities is relatively  new, and many of the  outstanding high yield  securities  have not endured a major business  recession.  A long-term  track record on default rates,  such as that for investment grade corporate bonds,  does not exist for this market.  Analysis of the  creditworthiness  of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield,  high risk securities may be more susceptible to real or perceived  adverse  economic and competitive  industry conditions  than  investment  grade  securities.  The  price of high  yield  securities  have  been  found to be less  sensitive  to interest-rate  adverse  economic  downturns or  individual  corporate  developments.  A projection  of an economic  downturn or of a period of rising  interest  rates,  for  example,  could  cause a decline  in high yield  security  prices  because  the advent of a recession could lessen the ability of a highly  leveraged  company to make principal and interest  payments on its debt  securities.
If an issuer of high yield securities  defaults,  in addition to risking payment of all or a portion of interest and principal,  the
Portfolio  may incur  additional  expenses to seek  recovery.  In the case of high yield  securities  structured as  zero-coupon  or pay-in-kind  securities,  their market prices are affected to a greater  extent by interest rate changes,  and therefore  tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary  market on which high yield,  high risk  securities  are traded may be less liquid than the market for higher grade  securities.  Less liquidity in the secondary  trading market could  adversely  affect the price at which the Portfolio  could sell a high yield  security,  and could  adversely  affect the daily net asset value of the shares.  Adverse  publicity and investor perceptions,  whether  or not based on  fundamental  analysis,  may  decrease  the  values and  liquidity  of high yield  securities especially in a thinly-traded  market.  When secondary  markets for high yield securities are less liquid than the market for higher grade securities,  it may be more difficult to value the securities  because such valuation may require more research,  and elements of judgment may play a greater role in the valuation  because there is less reliable,  objective  data  available.  The  Sub-advisor seeks to minimize the risks of investing in all  securities  through  diversification,  in-depth  credit  analysis and  attention to current  developments  in  interest  rates and market  conditions.  For an  additional  discussion  of  certain  risks  involved  in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation on Creditors  Committees.  The Portfolio may from time to time participate on committees  formed by creditors to negotiate  with the management of financially  troubled  issuers of securities  held by the  Portfolio.  Such  participation  may subject the  Portfolio  to expenses  such as legal fees and may make the  Portfolio  an  "insider" of the issuer for purposes of the federal  securities  laws,  and  therefore may restrict the  Portfolio's  ability to trade in or acquire  additional  positions in a particular  security when it might  otherwise  desire to do so.  Participation  by the Portfolio on such  committees also may expose the  Portfolio to potential  liabilities  under the federal  bankruptcy  laws or other laws  governing  the rights of creditors  and debtors.  The  Portfolio  will  participate  on such  committees  only when the  Sub-advisor  believes  that such  participation  is necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related  Securities.  The Portfolio may invest in  mortgage-backed  securities.  Mortgage-related  securities  are interests  in pools of  mortgage  loans  made to  residential  home  buyers,  including  mortgage  loans  made by  savings  and loan institutions,  mortgage  bankers,  commercial  banks and others.  Pools of mortgage  loans are assembled as  securities  for sale to investors by various  governmental,  government-related  and private  organizations (see "Mortgage  Pass-Through  Securities").  The
Portfolio may also invest in debt  securities  which are secured with  collateral  consisting of  mortgage-related  securities  (see
"Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of  mortgage-related  securities differ from other forms of debt securities,  which normally provide for periodic  payment of  interest in fixed  amounts  with  principal  payments at maturity  or  specified  call dates.  Instead,  these securities  provide a monthly  payment which  consists of both  interest and principal  payments.  In effect,  these  payments are a
"pass-through" of the monthly payments made by the individual  borrowers on their  residential or commercial  mortgage loans, net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by repayments of principal  resulting from  the  sale of the  underlying  property,  refinancing  or  foreclosure,  net of fees  or  costs  which  may be  incurred.  Some mortgage-related  securities (such as securities issued by the Government National Mortgage  Association) are described as "modified pass-through."  These securities  entitle the holder to receive all interest and principal  payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal  governmental  guarantor of  mortgage-related  securities is the  Government  National  Mortgage  Association
("GNMA").  GNMA is a wholly owned United States  Government  corporation  within the  Department  of Housing and Urban  Development.
GNMA is authorized to guarantee,  with the full faith and credit of the United States  Government,  the timely  payment of principal and interest on securities  issued by institutions  approved by GNMA (such as savings and loan  institutions,  commercial  banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related  guarantors (i.e., not backed by the full faith and credit of the United States Government)  include the
Federal  National  Mortgage  Association  ("FNMA")  and  the  Federal  Home  Loan  Mortgage   Corporation   ("FHLMC").   FNMA  is  a
government-sponsored  corporation owned entirely by private  stockholders.  It is subject to general  regulation by the Secretary of
Housing and Urban Development.  FNMA purchases  conventional  (i.e., not insured or guaranteed by any government agency) residential mortgages  from a list of approved  seller/servicers  which  include state and federally  chartered  savings and loan  associations, mutual  savings  banks,  commercial  banks and  credit  unions  and  mortgage  bankers.  Pass-though  securities  issued by FNMA are guaranteed  as to timely  payment of  principal  and  interest by FNMA but are not backed by the full faith and credit of the United
States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the  availability  of mortgage  credit for  residential housing.  It is a  government-sponsored  corporation  formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private  stockholders.  FHLMC issues Participation  Certificates  ("PC's") which represent interests in conventional  mortgages from
FHLMC's national portfolio.  FHLMC guarantees the timely payment of interest and ultimate  collection of principal,  but PCs are not backed by the full faith and credit of the United States Government.

         Commercial  banks,  savings  and loan  institutions,  private  mortgage  insurance  companies,  mortgage  bankers and other secondary market issuers also create  pass-though pools of conventional  residential  mortgage loans. Such issuers may, in addition, be  the  originators  and/or  servicers  of the  underlying  mortgage  loans  as  well  as the  guarantors  of the  mortgage-related securities.  Pools  created  by such  nongovernmental  issuers  generally  offer a  higher  rate of  interest  than  government  and government-related  pools because there are no direct or indirect  government or agency  guarantees of payments in the former pools.
However,  timely  payment of interest and  principal of these pools may be  supported by various  forms of insurance or  guarantees, including  individual  loan,  title,  pool and hazard  insurance and letters of credit.  The insurance and  guarantees are issued by governmental  entities,  private insurers and the mortgage poolers.  Such insurance and guarantees and the  creditworthiness  of the issuers  thereof will be  considered  in  determining  whether a  mortgage-related  security  meets the Trust's  investment  quality standards.  There can be no  assurance  that the private  insurers or  guarantors  can meet their  obligations  under the  insurance policies or guarantee  arrangements.  The Portfolio may buy mortgage-related  securities without insurance or guarantees if, through an examination of the loan experience and practices of the  originator/servicers  and poolers,  the Sub-advisor  determines that the securities  meet the  Trust's  quality  standards.  Although  the  market  for such  securities  is  becoming  increasingly  liquid,
securities   issued  by  certain  private   organizations  may  not  be  readily   marketable.   The  Portfolio  will  not  purchase
mortgage-related  securities or any other assets which in the Sub-advisor's  opinion are illiquid if, as a result,  more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed  securities that are issued or guaranteed by the U.S. Government,  its agencies or  instrumentalities,  are not subject to the Portfolio's industry  concentration  restrictions,  set forth in this Statement under "Investment  Restrictions,"
by  virtue  of the  exclusion  from  that  test  available  to all  U.S.  Government  securities.  In the case of  privately  issued mortgage-related  securities,  the Portfolio takes the position that  mortgage-related  securities do not represent interests in any particular  "industry" or group of  industries.  The assets  underlying  such  securities may be represented by a portfolio of first lien  residential  mortgages  (including both whole mortgage loans and mortgage  participation  interests) or portfolios of mortgage pass-through  securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related  security may in turn be insured or guaranteed by the Federal Housing  Administration or the Department of Veterans  Affairs.  In the case of private issue  mortgage-related  securities  whose  underlying  assets are neither U.S.  Government  securities nor U.S.  Government-insured mortgages,  to the extent that real properties  securing such assets may be located in the same  geographical  region,  the security may be subject  to a greater  risk of default  that other  comparable  securities  in the event of adverse  economic,  political  or business  developments  that may affect such  region and  ultimately,  the ability of  residential  homeowners  to make  payments of principal and interest on the underlying mortgages.

                  Collateralized  Mortgage  Obligations  (CMOs).  A CMO is a hybrid  between a  mortgage-backed  bond and a mortgage pass-through  security.  Similar to a bond,  interest  and  prepaid  principal  is paid,  in most cases,  semiannually.  CMOs may be collateralized  by whole mortgage loans, but are more typically  collateralized  by portfolios of mortgage  pass-through  securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured  into multiple  classes,  each bearing a different  stated  maturity.  Actual maturity and average life will depend upon the prepayment  experience of the  collateral.  CMOs provide for a modified form of call  protection  through a de
                                                                                                                                 ---
facto  breakdown of the underlying  pool of mortgages  according to how quickly the loans are repaid.  Monthly  payment of principal
-----
received  from the pool of  underlying  mortgages,  including  prepayments,  is first  returned to  investors  holding the  shortest maturity class.  Investors  holding the longer maturity  classes receive  principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.

         In a typical  CMO  transaction,  a  corporation  ("issuer")  issues  multiple  series  (e.g.,  A, B, C, Z) of the CMO bonds
("Bonds").  Proceeds of the Bond  offering are used to purchase  mortgages  or mortgage  pass-through  certificates  ("Collateral").
The  Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest  payments from the Collateral are used to pay  principal  on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current  interest.  Interest on the  Series Z Bond is  accrued  and added to  principal  and a like  amount is paid as  principal  on the  Series A, B, or C Bond currently  being paid off.  When the Series A, B, and C Bonds are paid in full,  interest and  principal on the Series Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators  (primarily  builders or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC  Collateralized  Mortgage  Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having  different  maturity  dates which are secured by the pledge of a pool of  conventional  mortgage  loans  purchased  by FHLMC.
Unlike  FHLMC PCs,  payments of  principal  and  interest on the CMOs are made  semiannually,  as opposed to monthly.  The amount of principal payable on each semiannual  payment date is determined in accordance with FHLMC's mandatory sinking fund schedule,  which, in turn, is equal to  approximately  100% of FHA prepayment  experience  applied to the mortgage  collateral  pool. All sinking fund payments in the CMOs are allocated to the  retirement of the  individual  classes of bonds in the order of their stated  maturities.
Payment  of  principal  on the  mortgage  loans in the  collateral  pool in excess of the  amount of FHLMC's  minimum  sinking  fund obligation  for any  payment  date  are  paid to the  holders  of the CMOs as  additional  sinking  fund  payments.  Because  of the
"pass-through"  nature of all  principal  payments  received  on the  collateral  pool in excess of  FHLMC's  minimum  sinking  fund requirement,  the rate at which  principal  of the CMOs is  actually  repaid is likely to be such that each  class of bonds  will be retired in advance of its scheduled maturity date.

         If collection of principal  (including  prepayments)  on the mortgage  loans during any  semiannual  payment  period is not sufficient  to meet FHLMC's  minimum  sinking fund  obligation  on the next sinking fund payment  date,  FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the  mortgage  loans in the pool  backing the FHLMC CMOs are  identical  to those of FHLMC PCs.  FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         For an additional  discussion of mortgage-backed  securities and certain risks involved therein, see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Mortgage-Related  Securities.  Other mortgage-related  securities include securities other than those described above that directly or indirectly  represent a  participation  in, or are secured by and payable from,  mortgage  loans on real  property, including  CMO  residuals  or  stripped  mortgage-backed  securities.  Other  mortgage-related  securities  may be  equity  or  debt securities issued by agencies or  instrumentalities  of the U.S.  Government or by private originators of, or investors in, mortgage loans, including savings and loan associations,  homebuilders,  mortgage banks,  commercial banks,  investment banks,  partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals.  CMO residuals are derivative  mortgage securities issued by agencies or  instrumentalities  of the
U.S.  Government  or by  private  originators  of, or  investors  in,  mortgage  loans,  including  savings  and loan  associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage  assets  underlying a series of CMOs is applied first to make required  payments of principal  and  interest on the CMOs and second to pay the related  administrative  expenses  of the issuer.  The  residual in a CMO structure  generally  represents the interest in any excess cash flow remaining  after making the foregoing  payments.  Each payment of such excess  cash flow to a holder of the  related  CMO  residual  represents  income  and/or a return of capital.  The amount of residual cash flow resulting from a CMO will depend on, among other things,  the  characteristics of the mortgage assets, the coupon rate of each class of CMO,  prevailing  interest rates, the amount of administrative  expenses and the prepayment  experience on the mortgage  assets.  In  particular,  the yield to maturity on CMO  residuals is extremely  sensitive  to  prepayments  on the related underlying  mortgage  assets,  in the same manner as an  interest-only  ("IO")  class of stripped  mortgage-backed  securities.  See
"Other  Mortgage-Related  Securities -- Stripped  Mortgage-Backed  Securities."  In addition,  if a series of a CMO includes a class that bears  interest at an adjustable  rate,  the yield to maturity on the related CMO residual will also be extremely  sensitive to changes in the level of the index upon which  interest  rate  adjustments  are based.  As  described  below with respect to stripped mortgage-backed  securities,  in certain  circumstances  the  Portfolio  may fail to recoup  fully its initial  investment  in a CMO residual.

         CMO residuals are generally  purchased and sold by institutional  investors through several investment banking firms acting as brokers or dealers.  The CMO residual  market has only very  recently  developed  and CMO  residuals  currently  may not have the liquidity of other more  established  securities  trading in other markets.  Transactions  in CMO residuals are generally  completed only after careful review of the  characteristics of the securities in question.  In addition,  CMO residuals may or, pursuant to an exemption  therefrom,  may not have been  registered  under the  Securities Act of 1933, as amended.  CMO residuals,  whether or not registered under such Act, may be subject to certain  restrictions on  transferability,  and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

                  Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities ("SMBS") are derivative  multi-class mortgage securities.  SMBS may be issued by agencies or  instrumentalities of the U.S. Government,  or by private originators of, or investors in, mortgage loans,  including  savings and loan  associations,  mortgage banks,  commercial  banks,  investment banks and special purpose entities of the foregoing.

         SMBS  are  usually  structured  with  two  classes  that  receive  different  proportions  of the  interest  and  principal distributions  on a pool of mortgage  assets.  A common type of SMBS will have one class  receiving some of the interest and most of the  principal  from the  mortgage  assets,  which the other  class will  receive  most of the  interest  and the  remainder  of the principal.  In the most  extreme  case,  one class will  receive  all of the  interest  (the IO class),  while the other  class will receive all of the principal  (the  principal-only  or "PO" class).  The yield to maturity on an IO class is extremely  sensitive to the rate of principal  payments  (including  prepayments) on the related  underlying  mortgage assets, and a rapid rate of principal payments  may have a material  adverse  effect on the  Portfolio's  yield to  maturity  from  these  securities.  If the  underlying mortgage assets  experience  greater than anticipated  prepayments of principal,  the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although  SMBS are  purchased  and sold by  institutional  investors  through  several  investment  banking firms acting as brokers  or  dealers,  these  securities  were only  recently  developed.  As a result,  established  trading  markets  have not yet developed and,  accordingly,  these securities may be deemed "illiquid" and subject to the Portfolio's  limitations on investment in illiquid securities.

         Other  Asset-Backed  Securities.  Similarly,  the  Sub-advisor  expects that other  asset-backed  securities  (unrelated to mortgage loans) will be offered to investors in the future.  Several types of  asset-backed  securities may be offered to investors, including Certificates for Automobile  Receivables.  For a discussion of automobile  receivables,  see this Statement under "Certain
Risk Factors and Investment  Methods."  Consistent with the Portfolio's  investment  objectives and policies,  the Sub-advisor  also may invest in other types of asset-backed securities.

         Foreign  Securities.  The Portfolio may invest in corporate  debt  securities of foreign  issuers  (including  preferred or preference  stock),  certain foreign bank obligations  (see "Bank  Obligations")  and U.S.  dollar- or foreign  currency-denominated obligations of foreign governments or their subdivisions,  agencies and instrumentalities,  international agencies and supranational entities.  The Portfolio may invest up to 20% of its assets in securities  denominated in foreign currencies,  and may invest beyond this  limit in U.S.  dollar-denominated  securities  of  foreign  issuers.  The  Portfolio  may  invest  up to 10% of its  assets in securities of issuers based in emerging  market  countries.  Investing in the securities of foreign issuers  involves  special risks and  considerations  not typically  associated  with  investing in U.S.  companies.  For a discussion  of certain risks  involved in foreign  investments,  in general,  and the special risks of investing in developing  countries,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         The  Portfolio  also may purchase and sell foreign  currency  options and foreign  currency  futures  contracts and related options (see  ""Derivative  Instruments"),  and enter into forward foreign currency  exchange  contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward  foreign  currency  contract  involves an  obligation  to purchase or sell a specific  currency at a future date, which may be any fixed  number of days from the date of the contract  agreed upon by the parties,  at a price set at the tine of the contract.  These  contracts may be bought or sold to protect the Portfolio  against a possible loss resulting from an adverse change in the relationship  between foreign currencies and the U.S. dollar or to increase exposure to a particular  foreign currency.  Open positions in forward  contracts  are covered by the  segregation  with the Trust's  custodian of cash or other liquid assets and are marked to market  daily.  Although  such  contracts  are  intended to minimize the risk of loss due to a decline on the value of the hedged  currencies,  at the same time,  they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady  Bonds.  The  Portfolio  may invest in Brady  Bonds.  Brady Bonds are  securities  created  through  the  exchange of existing  commercial  bank loans to sovereign  entities for new  obligations  in connection  with debt  restructurings  under a debt restructuring  plan  introduced by former U.S.  Secretary of the  Treasury,  Nicholas F. Brady (the "Brady  Plan").  Brady Plan debt restructurings  have been  implemented  in a number of  countries,  including  in  Argentina,  Bolivia,  Bulgaria,  Costa Rica,  the
Dominican Republic,  Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines,  Poland, Uruguay, and Venezuela. In addition,  Brazil has concluded a Brady-like plan.  It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds have been  issued  only  recently,  and  accordingly  do not have a long  payment  history.  Brady Bonds may be collateralized  or  uncollateralized,  are issued in various  currencies  (primarily the U.S. dollar) and are actively traded in the over-the-counter  secondary  market.  U.S.  dollar-denominated,  collateralized  Brady  Bonds,  which may be fixed rate par bonds or floating rate discount bonds, are generally  collateralized  in full as to principal by U.S.  Treasury  zero-coupon bonds having the same  maturity as the Brady Bonds.  Interest  payments on these Brady Bonds  generally  are  collateralized  on a one-year or longer rolling-forward  basis by cash or securities  in an amount that,  in the case of fixed rate bonds,  is equal to at least one year of interest  payments or, in the case of floating rate bonds,  initially is equal to at least one year's interest payments based on the applicable  interest rate at that time and is adjusted at regular intervals  thereafter.  Certain Brady Bonds are entitled to "value recovery  payments" in certain  circumstances,  which in effect  constitute  supplemental  interest  payments but  generally are not collateralized.  Brady Bonds are often viewed as having three or four  valuation  components:  (i) the  collateralized  repayment of principal at final maturity; (ii) the collateralized interest payments;  (iii) the uncollateralized  interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal  repayments at final maturity fully  collateralized by U.S. Treasury zero-coupon  bonds (or comparable  collateral  denominated in other  currencies) and interest coupon payments  collateralized  on an
18-month  rolling-forward  basis by funds held in escrow by an agent for the  bondholders.  A significant  portion of the Venezuelan
Brady Bonds and the  Argentine  Brady Bonds  issued to date have  principal  repayments  at final  maturity  collateralized  by U.S.
Treasury  zero-coupon  bonds  (or  comparable   collateral   denominated  in  other  currencies)  and/or  interest  coupon  payments collateralized  on a 14-month (for  Venezuela) or 12-month (for Argentina)  rolling-forward  basis by securities held by the Federal
Reserve Bank of New York as collateral agent.

         Brady Bonds  involve  various risk factors  including  residual risk and the history of defaults with respect to commercial bank loans by public and private  entities of countries  issuing  Brady Bonds.  There can be no assurance  that Brady Bonds in which the  Portfolio  may invest will not be subject to  restructuring  arrangements  or to requests  for new credit,  which may cause the
Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations.  Bank obligations in which the Portfolios invest include certificates of deposit,  bankers'  acceptances, and fixed time deposits.  Certificates  of deposit are negotiable  certificates  issued against funds deposited in a commercial bank for a definite  period of time and earning a specified  return.  Bankers'  acceptances  are negotiable  drafts or bills of exchange, normally  drawn by an importer or exporter to pay for specific  merchandise,  which are  "accepted" by a bank,  meaning,  in effect, that  the bank  unconditionally  agrees  to pay the  face  value  of the  instrument  on  maturity.  Fixed  time  deposits  are bank obligations  payable at a stated  maturity  date and bearing  interest at a fixed rate.  Fixed time  deposits  may be  withdrawn  on demand by the investor,  but may be subject to early  withdrawal  penalties  which vary  depending  upon market  conditions  and the remaining  maturity of the obligation.  There are no contractual  restrictions  on the right to transfer a beneficial  interest in a fixed time deposit to a third party,  although  there is no market for such  deposits.  The Portfolio  will not invest in fixed time deposits  which (1) are not subject to prepayment or (2) provide for  withdrawal  penalties  upon  prepayment  (other than overnight deposits) if, in the aggregate,  more than 15% of its assets would be invested in such deposits,  repurchase  agreements maturing in more than seven days and other illiquid assets.

         The  Portfolio  will limit its  investments  in United  States  bank  obligations  to  obligations  of United  States  bank
(including  foreign  branches)  which  have more than $1  billion in total  assets at the time of  investment  and are member of the
Federal  Reserve  System,  are  examined by the  Comptroller  of the Currency or whose  deposits are insured by the Federal  Deposit
Insurance  Corporation.  The Portfolio also may invest in  certificates  of deposit of savings and loan  associations  (federally or state chartered and federally insured) having total assets in excess $1 billion.

         The  Portfolio   will  limit  its   investments   in  foreign  bank   obligations  to  United  States  dollar-  or  foreign
currency-denominated  obligations  of foreign  banks  (including  United  States  branches  of foreign  banks)  which at the time of investment  (i) have more than $10 billion,  or the  equivalent in other  currencies,  in total assets;  (ii) in terms of assets are among the 75 largest  foreign banks in the world;  (iii) have branches or agencies  (limited  purpose offices which do not offer all banking  services) in the United States;  and (iv) in the opinion of the  Sub-advisor,  are of an investment  quality  comparable to obligations of United States banks in which the Portfolio may invest.  Subject to the  Portfolio's  limitation on  concentration  of no more than 25% of its assets in the  securities  of issuers in  particular  industry,  there is no limitation on the amount of the
Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations  of foreign banks involve  somewhat  different  investment  risks than those  affecting  obligations  of United
States  banks,  including  the  possibilities  that their  liquidity  could be impaired  because of future  political  and  economic developments,  that their  obligations may be less marketable  than  comparable  obligations of United States banks,  that a foreign jurisdiction  might impose  withholding taxes on interest income payable on those  obligations,  that foreign deposits may be seized or nationalized,  that foreign  governmental  restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those  obligations and that the selection of those  obligations  may be more difficult  because there may be less publicly  available  information  concerning  foreign banks or the  accounting,  auditing and financial  reporting standards,  practices  and  requirements  applicable  to foreign  banks may differ from those  applicable  to United  States  banks.
Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Short Sales.  The Portfolio may make short sales of securities  as part of their overall  portfolio  management  strategies involving the use of derivative  instruments  and to offset  potential  declines in long  positions in similar  securities.  A short sale is a  transaction  in which the  Portfolio  sells a security  it does not own in  anticipation  that the  market  price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the  broker-dealer  through which it made the short sale as collateral  for its  obligation to deliver the security upon  conclusion of the sale.  The Portfolio may have to pay a fee to borrow  particular  securities  and is often  obligated to pay over any accrued  interest on such  borrowed securities.

         If the price of the  security  sold  short  increases  between  the time of the short  sale and the time and the  Portfolio replaces the borrowed security,  the Portfolio will incur a loss;  conversely,  if the price declines,  the Portfolio will realize a capital gain. Any gain will be decreased,  and any loss increased,  by the transaction  costs  described  above.  The successful use of short selling may be adversely  affected by imperfect  correlation  between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Portfolio  engages in short sales, it will provide  collateral to the  broker-dealer  and (except in the case of short sales "against the box") will maintain  additional  asset coverage in the form of cash or other liquid assets in a segregated  account.  The Portfolio  does not intend to enter into short sales (other than those  "against the box") if  immediately after such sale the aggregate of the value of all collateral  plus the amount in such segregated  account  exceeds  one-third of the value of the  Portfolio's  net assets.  This  percentage  may be varied by action of the Trust's Board of Trustees.  A short sale is
"against the box" to the extent that the Portfolio  contemporaneously  owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative  Instruments.  In pursuing  its  individual  objective,  the  Portfolio  may, as  described  in the  Prospectus, purchase and sell (write) both put options and call options on securities,  securities indexes,  and foreign  currencies,  and enter into interest rate,  foreign currency and index futures contracts and purchase and sell options on such futures  contracts  ("future options") for hedging  purposes.  The Portfolio also may enter into swap  agreements  with respect to foreign  currencies,  interest rates and indexes of securities.  If other types of financial instruments,  including other types of options,  futures contracts, or futures  options are traded in the  future,  the  Portfolio  may also use those  instruments,  provided  that the  Trust's  Board of
Trustees  determines  that their use is  consistent  with the  Portfolio's  investment  objective,  and  provided  that their use is consistent  with  restrictions  applicable  to options and futures  contracts  currently  eligible for use by the Trust (i.e.,  that written  call or put options will be  "covered"  or  "secured"  and that  futures and futures  options will be used only for hedging purposes).

         Options  on  Securities  and  Indexes.  The  Portfolio  may  purchase  and sell both put and call  options on debt or other securities or indexes in standardized  contracts  traded on foreign or national  securities  exchanges,  boards of trade, or similar entities,  or quoted on NASDAQ or on a regulated foreign  over-the-counter  market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The  Portfolio  will write call  options  and put  options  only if they are  "covered."  In the case of a call option on a security,  the option is "covered" if the Portfolio owns the security  underlying the call or has an absolute and immediate right to acquire that security  without  additional  cash  consideration  (or, if additional  cash  consideration  is required,  cash or cash equivalents in such amount are placed in a segregated  account by its  custodian)  upon  conversion or exchange of other  securities held by the Portfolio.  For a call option on an index,  the option is covered if the Portfolio  maintains with its custodian cash or cash  equivalents  equal to the contract  value. A call option is also covered if the Portfolio holds a call on the same security or index as the call  written  where the exercise  price of the call held is (i) equal to or less than the  exercise  price of the call written,  or (ii) greater than the exercise  price of the call  written,  provided the  difference is maintained by the Portfolio in cash or cash  equivalents  in a segregated  account with its  custodian.  A put option on a security or an index is "covered" if the
Portfolio  maintains cash or cash equivalents equal to the exercise price in a segregated  account with its custodian.  A put option is also covered if the Portfolio  holds a put on the same  security or index as the put written where the exercise  price of the put held is (i) equal to or  greater  than the  exercise  price of the put  written,  or (ii) less  than the  exercise  price of the put written,  provided the  difference  is  maintained by the  Portfolio in cash or cash  equivalents  in a segregated  account with its custodian.

         If an option written by the Portfolio  expires,  the Portfolio realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by the Portfolio  expires  unexercised,  the Portfolio  realizes a capital loss equal to the premium paid.

         Prior to the  earlier of  exercise  or  expiration,  an option may be closed out by an  offsetting  purchase  or sale of an option of the same  series  (type,  exchange,  underlying  security  or index,  exercise  price,  and  expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio  will realize a capital gain from a closing  purchase  transaction  if the cost of the closing option is less than the premium  received  from writing the option,  or if it is more,  the  Portfolio  will realize a capital loss. If the premium received  from a closing  sale  transaction  is more than the premium  paid to purchase  the option,  the  Portfolio  will realize a capital gain or, if it is less,  the Portfolio will realize a capital loss.  The principal  factors  affecting the market value of a put or a call option  include supply and demand,  interest  rates,  the current market price of the underlying  security or index in relation to the exercise price of the option,  the volatility of the underlying  security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option  purchased by the Portfolio is an asset of the  Portfolio.  The premium  received for a option  written by the Portfolio is recorded as a deferred  credit.  The value of an option  purchased or written is marked to market  daily and is valued at the  closing  price on the  exchange  on which it is traded  or, if not traded on an  exchange  or no closing  price is  available,  at the mean between the last bid and asked  prices.  For a discussion  of certain  risks  involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Currency  Options.  The Portfolio may buy or sell put and call options on foreign  currencies  either on exchanges or in the  over-the-counter  market.  A put  option on a foreign  currency  gives the  purchaser  of the  option the right to sell a foreign  currency at the  exercise  price until the option  expires.  Currency  options  traded on U.S.  or other  exchanges  may be subject to  position  limits  which may limit the ability of the  Portfolio  to reduce  foreign  currency  risk using such  options.
Over-the-counter  options  differ from traded  options in that they are two-party  contracts  with price and other terms  negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures  Contracts  and Options on Futures  Contracts.  The  Portfolio  may use interest  rate,  foreign  currency or index futures  contracts,  as specified in the Trust's  Prospectus.  An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial  instrument,  foreign currency or the cash value of an index at a specified  price and time. A futures  contract on an index is an agreement  pursuant to which two parties agree to take or make delivery of an amount of cash equal to the  difference  between the value of the index at the close of the last trading day of the contract and the price at which the index  contract  was  originally  written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The  Portfolio  may  purchase  and  write  call  and  put  futures  options.  Futures  options  possess  many  of the  same characteristics  as options on securities and indexes  (discussed  above).  A futures  option gives the holder the right,  in return for the premium paid, to assume a long position (call) or short position (put) in a futures  contract at a specified  exercise price at any time during the period of the option.  Upon  exercise of a call option,  the holder  acquires a long  position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

         To comply with applicable  rules of the CFTC under which the Trust and the Portfolio avoid being deemed a "commodity  pool"
or a "commodity pool operator," the Portfolio  intends  generally to limit its use of futures contracts and futures options to "bona fide hedging"  transactions,  as such term is defined in applicable  regulations,  interpretations  and practice.  For example,  the
Portfolio might use futures  contracts to hedge against  anticipated  changes in interest rates that might  adversely  affect either the value of the  Portfolio's  securities or the price of the securities  which the Portfolio  intends to purchase.  The Portfolio's hedging  activities may include sales of futures contracts as an offset against the effect or expected  increases in interest rates, and  purchases  of futures  contracts  as an offset  against the effect of  expected  declines in  interest  rates.  Although  other techniques could be used to reduce that Portfolio's  exposure to interest rate fluctuations,  the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures  contracts and futures  options which are  standardized  and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures  contract is made by the  Portfolio,  the  Portfolio  is required to deposit  with its custodian (or broker,  if legally  permitted) a specified  amount of cash or U.S.  Government  securities  ("initial  margin").  The margin  required for a futures  contract is set by the exchange on which the contract is traded and may be modified  during the term of the contract.  The initial margin is in the nature of a performance  bond or good faith deposit on the futures  contract which is returned to the  Portfolio  upon  termination  of the  contract,  assuming all  contractual  obligations  have been  satisfied.  The
Portfolio  expects to earn  interest  income on its initial  margin  deposits.  A futures  contract  held by the Portfolio is valued daily at the  official  settlement  price of the  exchange on which it is traded.  Each day the  Portfolio  pays or  receives  cash, called  "variation  margin,"  equal to the daily  change in value of the  futures  contract.  This  process is known as  "marking to market."  Variation  margin  does not  represent  a  borrowing  or loan by the  Portfolio  but is instead a  settlement  between the
Portfolio  and the  broker of the amount one would owe the other if the  futures  contract  expired.  In  computing  daily net asset value, each Portfolio will mark to market its open futures positions.

         The  Portfolio is also  required to deposit and maintain  margin with respect to put and call options on futures  contracts written by it. Such margin  deposits will vary depending on the nature of the underlying  futures  contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although  some  futures  contracts  call for  making or taking  delivery  of the  underlying  securities,  generally  these obligations  are closed out prior to  delivery by  offsetting  purchases  or sales of matching  futures  contracts  (same  exchange, underlying  security or index,  and delivery  month).  If an offsetting  purchase  price is less than the original  sale price,  the
Portfolio  realizes a capital gain, or if it is more,  the Portfolio  realizes a capital  loss.  Conversely,  if an offsetting  sale price is more than the original  purchase price, the Portfolio  realizes a capital gain, or if it is less, the Portfolio  realizes a capital loss.  The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures  Options.  In general,  the Portfolio  intends to enter into positions in futures contracts  and related  options only for "bona fide  hedging"  purposes.  With  respect to positions in futures and related  options that do not  constitute  bona fide  hedging  positions,  the  Portfolio  will not enter into a futures  contract  or futures  option contract if, immediately  thereafter,  the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option  positions,  less the amount by which any such options are  "in-the-money,"  would exceed 5% of the  Portfolio's total assets.  A call option is  "in-the-money"  if the value of the futures  contract that is the subject of the option exceeds the exercise  price.  A put option is  "in-the-money"  if the  exercise  price  exceeds  the value of the futures  contract  that is the subject of the option.

         When purchasing a futures  contract,  the Portfolio will maintain with its custodian (and  mark-to-market on a daily basis)
cash or other liquid assets that, when added to the amounts  deposited with a futures  commission  merchant as margin,  are equal to the market value of the futures  contract.  Alternatively,  the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures  contract,  the Portfolio  will maintain with its custodian  (and  mark-to-market  on a daily basis)
liquid assets that, when added to the amount deposited with a futures  commission  merchant as margin, are equal to the market value of the  instruments  underlying  the  contract.  Alternatively,  the  Portfolio  may "cover" its position by owning the  instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility  substantially  similar to that of the index on which the futures  contract is based),  or by holding a call option  permitting  the  Portfolio to purchase the same futures  contract  at a price no  higher  than the price of the  contract  written  by the  Portfolio  (or at a higher  price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract,  the Portfolio will maintain with its custodian (and  mark-to-market on a daily basis) cash or other liquid assets that,  when added to the amounts  deposited with a futures  commission  merchant as margin, equal the total  market value of the futures  contract  underlying  the call  option.  Alternatively,  the  Portfolio  may cover its position  by  entering  into a long  position in the same  futures  contract at a price no higher than the strike  price of the call option,  by owning the instruments  underlying the futures  contract,  or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures  contract,  the Portfolio  will maintain with its custodian (and mark-to market on a daily  basis)  cash or other  liquid  assets that equal the  purchase  price of the  futures  contract,  less any margin on deposit.
Alternatively,  the Portfolio may cover the position  either by entering into a short position in the same futures  contract,  or by owning a separate put option  permitting  it to sell the same  futures  contract so long as the strike  price of the  purchased  put option is the same or higher than the strike price of the put option sold by the Portfolio.

         Swap  Agreements.  The  Portfolio may enter into  interest  rate,  index and currency  exchange  rate swap  agreements  for purposes of attempting  to obtain a particular  desired  return at a lower cost to the Portfolio  than if the Portfolio had invested directly in an instrument that yielded that desired return.  For a discussion of swap agreements,  see the Trust's  Prospectus under
"Investment  Objectives and  Policies." The  Portfolio's  obligations  under a swap agreement will be accrued daily (offset  against any amounts  owing to the  Portfolio)  and any accrued but unpaid net  amounts  owed to a swap  counterparty  will be covered by the maintenance of a segregated account  consisting of cash or other liquid assets to avoid any potential  leveraging of the Portfolio's portfolio.  The  Portfolio  will not enter into a swap  agreement  with any single  party if the net amount  owned or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's  use of swap  agreements will be successful in furthering its investment  objective of total return will depend on the  Sub-advisor's  ability  correctly to predict  whether certain types of investments are likely to produce greater returns  than other  investments.  Because they are two party  contracts  and because they may have terms of longer than seven days, swap  agreements  may be considered to be illiquid.  Moreover,  the  Portfolio  bears the risk of loss of the amount  expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement  counterparty.  The  Sub-advisor  will cause the Portfolio to enter into swap agreements only with  counterparties  that would be eligible for  consideration as repurchase agreement  counterparties under the Portfolio's  repurchase agreement  guidelines.  Certain restrictions imposed on the Portfolio by the Internal  Revenue Code may limit the  Portfolio's  ability to use swap  agreements.  The swaps market is a relatively new market and is largely  unregulated.  It is possible that  developments  in the swaps market,  including  potential  government  regulation, could  adversely  affect the  Portfolio's  ability to terminate  existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap  agreements  are exempt from most  provisions of the Commodity  Exchange Act ("CEA") and,  therefore,  are not regulated as futures or commodity option  transactions  under the CEA, pursuant to regulations  approved by the CFTC. To qualify for this exemption,  a swap agreement must be entered into by "eligible  participants."  To be eligible,  natural persons and most other entities must have total assets  exceeding $10 million;  commodity  pools and employee  benefit plans must have assets  exceeding $5 million.  In addition,  an eligible swap  transaction  must meet three  conditions.  First,  the swap agreement may not be part of a fungible class of agreements that are standardized as to their material  economic terms.  Second,  the  creditworthiness  of parties with actual or potential  obligations under the swap agreement must be a material  consideration in entering into or determining the terms of the swap agreement,  including pricing,  cost or credit  enhancement terms.  Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not  exclusive,  and  partnerships  may continue to rely on existing  exclusions  for swaps,  such as the
Policy Statement issued in July 1989 which  recognized a safe harbor for swap  transactions  from regulation as futures or commodity option  transactions  under the CEA or its regulations.  The Policy Statement applies to swap transactions  settled in cash that (1)
have individual  tailored terms, (2) lack  exchange-style  offset and the use of a clearing  organization or margin system,  (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured  Notes.  Structured notes are derivative debt securities,  the interest rate or principal of which is related to another  economic  indicator or financial  market index.  Indexed  securities  include  structured notes as well as securities other than debt  securities,  the interest  rate or principal of which is determined by such an unrelated  indicator.  Indexed  securities may include a multiplier  that  multiplies the indexed element by a specified  factor and,  therefore,  the value of such securities may be very volatile.  To the extent the Portfolio invests in these securities,  however,  the Sub-advisor analyzes these securities in its overall  assessment of the effective duration of the Portfolio's  portfolio in an effort to monitor the Portfolio's  interest rate risk.

         Foreign Currency  Exchange-Related  Securities.  The Portfolio may invest in foreign currency warrants,  principal exchange rate linked  securities and performance  indexed paper.  For a description of these  instruments,  see this Statement under "Certain
Risk Factor and Investment Methods."

         Warrants to Purchase  Securities.  The  Portfolio  may invest in or acquire  warrants  to purchase  equity or  fixed-income securities.  Bonds with warrants  attached to purchase equity  securities have many  characteristics  of convertible bonds and their prices may, to some degree,  reflect the  performance of the underlying  stock.  Bonds also may be issued with warrants  attached to purchase  additional  fixed-income  securities  at the same coupon rate. A decline in interest  rates would permit the  Portfolio to buy  additional  bonds at the  favorable  rate or to sell the  warrants at a profit.  If interest  rates rise,  the  warrants  would generally expire with no value.

         Hybrid  Instruments.  The  Portfolio  may  invest up to 5% of its assets in hybrid  instruments.  A hybrid  instrument  can combine the  characteristics of securities,  futures,  and options.  Hybrids can be used as an efficient means of pursuing a variety of investment goals,  including currency hedging,  duration management,  and increased total return. For an additional discussion of hybrid instruments and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Inverse  Floaters.  The  Portfolio may also invest in inverse  floating rate debt  instruments  ("inverse  floaters").  The interest rate on an inverse  floater resets in the opposite  direction from the market rate of interest to which the inverse floater is indexed.  An inverse  floating rate security may exhibit greater price  volatility than a fixed rate obligation of similar credit quality.  The Portfolio  will not invest more than 5% of its net assets in any  combination  of inverse  floater,  interest only, or principal only securities.

         Loan  Participations.  The Portfolio may purchase  participations  in commercial loans. Such indebtedness may be secured or unsecured.  Loan  participations  typically  represent  direct  participation in a loan to a corporate  borrower,  and generally are offered by banks or other  financial  institutions  or lending  syndicates.  When  purchasing  loan  participations,  the  Portfolio assumes the credit risk  associated  with the corporate  borrower and may assume the credit risk  associated with an interposed bank or other  financial  intermediary.  The  participation  interests in which the  Portfolio  intends to invest may not be rated by any nationally recognized rating service.

         A loan is often  administered  by an agent bank acting as agent for all holders.  The agent bank  administers  the terms of the loan, as specified in the loan agreement.  In addition,  the agent bank is normally  responsible for the collection of principal and interest payments from the corporate  borrower and the  apportionment of these payments to the credit of all institutions  which are parties to the loan  agreement.  Unless,  under the terms of the loan or other  indebtedness,  the Portfolio has direct recourse against  the  corporate  borrower,  the  Portfolio  may have to rely on the  agent  bank or other  financial  intermediary  to apply appropriate credit remedies against a corporate borrower.

         A financial  institution's  employment  as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes  insolvent.  A successor agent bank would  generally be appointed to replace the terminated  agent bank, and assets held by the agent bank under the loan agreement  should remain  available to holders of such  indebtedness.  However,  if assets held by the agent bank for the  benefit of the  Portfolio  were  determined  to be subject to the claims of the agent  bank's general  creditors,  the Portfolio  might incur certain costs and delays in realizing  payment on a loan or loan  participation  and could suffer a loss of principal  and/or  interest.  In situations  involving  other  interposed  financial  institutions  (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct  indebtedness  depend  primarily upon the  creditworthiness  of the corporate borrower for payment of principal  and interest.  If the  Portfolio  does not receive  scheduled  interest or principal  payments on such  indebtedness,  the  Portfolio's  share price and yield could be adversely  affected.  Loans that are fully  secured  offer the
Portfolio more  protection  than an unsecured loan in the event of non-payment of scheduled  interest or principal.  However,  there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate  borrower's  obligation,  or that the collateral can be liquidated.

         The  Portfolio  may invest in loan  participations  with credit  quality  comparable  to that of issuers of its  securities investments.  Indebtedness of companies  whose  creditworthiness  is poor involves  substantially  greater risks,  and may be highly speculative.  Some  companies  may  never  pay  off  their  indebtedness,  or may pay  only a small  fraction  of the  amount  owed.
Consequently,  when investing in  indebtedness of companies with poor credit,  the Portfolio bears a substantial  risk of losing the entire amount invested.

         The  Portfolio  limits the amount of its total  assets that it will invest in any one issuer or in issuers  within the same industry (see "Investment  Restrictions").  For purposes of these limits, the Portfolio  generally will treat the corporate borrower as the  "issuer"  of  indebtedness  held by the  Portfolio.  In the  case  of loan  participations  where  a bank or  other  lending institution  serves as a financial  intermediary  between the Portfolio and the corporate  borrower,  if the participation  does not shift to the  Portfolio the direct  debtor-creditor  relationship  with the  corporate  borrower,  SEC  interpretations  require the
Portfolio to treat both the lending bank or other lending  institution  and the corporate  borrower as "issuers" for the purposes of determining  whether  the  Portfolio  has  invested  more  than 5% of its total  assets in a single  issuer.  Treating  a  financial intermediary  as an issuer of  indebtedness  may  restrict the  Portfolio's  ability to invest in  indebtedness  related to a single financial  intermediary,  or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct  indebtedness  may not be readily  marketable and may be subject to  restrictions on resale.
In some cases,  negotiations  involved in disposing of indebtedness may require weeks to complete.  Consequently,  some indebtedness may be difficult or impossible to dispose of readily at what the  Sub-advisor  believes to be a fair price.  In addition,  valuation of illiquid  indebtedness  involves a greater degree of judgment in determining  the  Portfolio's net asset value than if that value were based on available  market  quotations,  and could result in significant  variations in the  Portfolio's  daily share price. At the same time, some loan interests are traded among certain  financial  institutions  and  accordingly may be deemed liquid.  As the market for different types of indebtedness  develops,  the liquidity of these instruments is expected to improve.  In addition,  the
Portfolio  currently  intends to treat  indebtedness for which there is no readily  available market as illiquid for purposes of the
Portfolio's  limitation on illiquid  investments.  Investments  in loan  participations  are considered to be debt  obligations  for purposes of the Company's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investments  in loans through a direct  assignment of the financial  institution's  interests  with respect to the loan may involve  additional  risks to the  Portfolio.  For example,  if a loan is foreclosed,  the Portfolio  could become part owner of any collateral,  and would bear the costs and liabilities  associated with owning and disposing of the  collateral.  In addition,  it is conceivable  that under  emerging  legal  theories of lender  liability,  the  Portfolio  could be held liable as  co-lender.  It is
unclear   whether  loans  and  other  forms  of  direct   indebtedness   offer   securities  law   protections   against  fraud  and
misrepresentation.  In the absence of definitive  regulatory  guidance,  the Portfolio  relies on the  Sub-advisor's  research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

         Delayed  Funding Loans and Revolving  Credit  Facilities.  The  Portfolio  may enter into,  or acquire  participations  in, delayed  funding  loans and revolving  credit  facilities.  Delayed  funding loans and  revolving  credit  facilities  are borrowing arrangements  in which the lender agrees to make loans up to a maximum amount upon demand by the borrower  during a specified  term.
These  commitments  may have the effect of requiring the  Portfolio to increase its  investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's  financial  condition makes it unlikely that such amounts will be repaid).  To the extent that the  Portfolio is committed  to advance  additional  funds,  it will at all times  segregate  liquid assets,  determined to be liquid by the  Sub-advisor in accordance  with  procedures  established  by the Board of Directors,  in an amount  sufficient  to meet such  commitments.  The Portfolio may invest in delayed  funding loans and revolving  credit  facilities with credit  quality  comparable to that of issuers of its  securities  investments.  Delayed  funding  loans and  revolving  credit facilities may be subject to restrictions on transfer,  and only limited  opportunities may exist to resell such  instruments.  As a result,  the  Portfolio  may be unable to sell such  investments  at an opportune  time or may have to resell them at less than fair market value. The Portfolio  currently  intend to treat delayed funding loans and revolving credit  facilities for which there is no readily available market as illiquid for purposes of the Portfolio's  limitation on illiquid  investments.  Participation  interests in revolving  credit  facilities will be subject to the limitations  discussed  above under "Loan  Participations."  Delayed funding loans and revolving  credit  facilities are considered to be debt obligations for purposes of the Company's  investment  restriction relating to the lending of funds or assets by the Portfolio.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST PIMCO Total Return Bond Portfolio.  These  limitations are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The Portfolio  will not invest more than 15% of the assets of the Portfolio  (taken at market value at the time of the investment) in "illiquid  securities,"  illiquid  securities being defined to include securities subject to legal or contractual restrictions on resale (which may include  private  placements),  repurchase  agreements  maturing in more than seven days,  certain options  traded over the counter that the Portfolio has purchased,  securities  being used to cover options a Portfolio has written, securities for which market quotations are not readily available,  or other securities which legally or in the Sub-advisor's  option may be deemed illiquid.

         2.       The Portfolio  will not purchase  securities for the Portfolio  from, or sell portfolio  securities to, any of the officers and directors or Trustees of the Trust or of the Investment Manager or of the Sub-advisor.

         3.       The Portfolio  will not invest more than 5% of the assets of the  Portfolio  (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

AST PIMCO Limited Maturity Bond Portfolio:

Investment  Objective:  The investment objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital and prudent investment management.

Investment Policies:

         Borrowing.  The Portfolio may borrow for  temporary  administrative  purposes.  This  borrowing may be unsecured.  The 1940
Act requires the Portfolio to maintain  continuous  asset coverage (that is, total assets  including  borrowings,  less  liabilities exclusive  of  borrowings)  of 300% of the  amount  borrowed.  If the 300%  asset  coverage  should  decline  as a result  of market fluctuations  or other  reasons,  the Portfolio may be required to sell some of its portfolio  holdings  within three days to reduce the debt and  restore  the 300%  asset  coverage,  even  though it may be  disadvantageous  from an  investment  standpoint  to sell securities  at that time.  Borrowing  will tend to  exaggerate  the effect on net asset  value of any  increase  or  decrease in the market value of the  Portfolio's  securities.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities  purchased.  The Portfolio also may be required to maintain  minimum  average  balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit;  either of these  requirements  would increase the cost of borrowing over the stated interest rate.

         Among the forms of  borrowing  in which the  Portfolio  may  engage is the entry  into  reverse  repurchase  agreements.  A reverse repurchase agreement involves the sale of the  Portfolio-eligible  security by the Portfolio,  coupled with its agreement to repurchase  the  instrument  at a specified  time and price.  The Portfolio  will  maintain a segregated  account with its Custodian consisting of cash or other liquid  assets equal (on a daily  mark-to-market  basis) to its  obligations  under  reverse  repurchase agreements with broker-dealers  (but not banks).  However,  reverse repurchase  agreements involve the risk that the market value of securities  retained by the Portfolio may decline below the  repurchase  price of the securities  sold by the Portfolio  which it is obligated to repurchase.  To the extent that the Portfolio  collateralizes  its obligations  under a reverse  repurchase  agreement, the asset coverage requirements of the 1940 Act will not apply.

         In addition to the above,  the Portfolio  may enter into reverse  repurchase  agreements  and  "mortgage  dollar  rolls." A reverse repurchase  agreement  involves the sale of a  portfolio-eligible  security by the Portfolio,  coupled with its agreement to repurchase the instrument at a specified  time and price.  In a "dollar roll"  transaction  the Portfolio  sells a  mortgage-related security  (such as a GNMA  security)  to a dealer and  simultaneously  agrees to  repurchase  a similar  security  (but not the same security)  in the future at a  pre-determined  price.  A "dollar  roll" can be viewed,  like a reverse  repurchase  agreement,  as a collateralized  borrowing in which the  Portfolio  pledges a  mortgage-related  security to a dealer to obtain  cash.  Unlike in the case of reverse  repurchase  agreements,  the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio,  but only securities which are  "substantially  identical."
To be considered  "substantially  identical," the securities  returned to the Portfolio generally must: (1) be collateralized by the same types of underlying  mortgages;  (2) be issued by the same agency and be part of the same program;  (3) have a similar original stated maturity;  (4) have identical net coupon rates; (5) have similar market yields (and therefore  price);  and (6) satisfy "good delivery"  requirements,  meaning that the aggregate principal amounts of the securities  delivered and received back must be within
2.5% of the initial amount  delivered.  The Portfolio's  obligations  under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account.

         Both  dollar  roll and  reverse  repurchase  agreements  will be subject to the 1940 Act's  limitations  on  borrowing,  as discussed above.  Furthermore,  because dollar roll  transactions  may be for terms ranging between one and six months,  dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.

         Corporate Debt  Securities.  The Portfolio's  investments in U.S.  dollar- or foreign  currency-denominated  corporate debt securities of domestic or foreign issuers are limited to corporate debt securities  (corporate  bonds,  debentures,  notes and other similar  corporate debt  instruments,  including  convertible  securities) which meet the minimum ratings criteria set forth for the
Portfolio,  or, if unrated,  are in the  Sub-advisor's  opinion  comparable  in quality to corporate  debt  securities  in which the
Portfolio may invest.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate  bonds in which the  Portfolio  may invest are  convertible  securities.  A  convertible  security is a bond,  debenture,  note, or other security that entitles the holder to acquire  common stock or other equity  securities of the same or a  different  issuer.  A  convertible  security  generally  entitles  the holder to receive  interest  paid or accrued  until the
convertible  security  matures  or  is  redeemed,   converted  or  exchanged.   Before  conversion,   convertible   securities  have
characteristics  similar to nonconvertible  debt securities.  Convertible  securities rank senior to common stock in a corporation's capital  structure and,  therefore,  generally entail less risk than the  corporation's  common stock,  although the extent to which such risk is  reduced  depends  in large  measure  upon the  degree to which the  convertible  security  sells  above its value as a fixed-income security.

         A  convertible  security  may be  subject  to  redemption  at the  option of the  issuer  at a  predetermined  price.  If a convertible  security  held by the  Portfolio  is called for  redemption,  the  Portfolio  would be required to permit the issuer to redeem the security  and convert it to  underlying  common  stock,  or would sell the  convertible  security to a third  party.  The
Portfolio  generally would invest in convertible  securities for their favorable price  characteristics  and total return  potential and would normally not exercise an option to convert.

         Investments in securities rated below  investment  grade that are eligible for purchase by the Portfolio (i.e.,  rated B or better by Moody's or S&P),  are  described as  "speculative"  by both Moody's and S&P.  Investment  in  lower-rated  corporate  debt securities  ("high yield  securities")  generally  provides greater income and increased  opportunity for capital  appreciation than investments in higher quality  securities,  but they also typically  entail greater price  volatility and principal and income risk.
These high yield  securities  are regarded as  predominantly  speculative  with respect to the issuer's  continuing  ability to meet principal  and  interest  payments.  The market for these  securities  is  relatively  new, and many of the  outstanding  high yield securities  have not endured a major business  recession.  A long-term  track record on default  rates,  such as that for investment grade  corporate  bonds,  does not exist for this market.  Analysis of the  creditworthiness  of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield securities may be more susceptible to real or perceived  adverse  economic and competitive  industry  conditions than  investment  grade  securities.  The prices of high yield  securities  have been found to be less  sensitive  to  interest-rate changes than higher-rated  investments,  but more sensitive to adverse economic downturns or individual  corporate  developments.  A projection  of an economic  downturn  or of a period of rising  interest  rates,  for  example,  could cause a decline in high yield security  prices  because the advent of a recession  could lessen the ability of a highly  leveraged  company to make  principal and interest  payments on its debt  securities.  If an issuer of high yield securities  defaults,  in addition to risking payment of all or a portion of interest and principal,  the Portfolio may incur  additional  expenses to seek  recovery.  In the case of high yield securities  structured as zero-coupon or  pay-in-kind  securities,  their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The  secondary  market on which  high yield  securities  are traded  may be less  liquid  than the market for higher  grade securities.  Less liquidity in the secondary  trading market could  adversely  affect the price at which the Portfolio  could sell a high  yield  security,  and could  adversely  affect  the daily  net asset  value of the  shares.  Adverse  publicity  and  investor perceptions,  whether  or not based on  fundamental  analysis,  may  decrease  the  values and  liquidity  of high yield  securities especially in a thinly-traded  market.  When secondary  markets for high yield securities are less liquid than the market for higher grade securities,  it may be more difficult to value the securities  because such valuation may require more research,  and elements of judgment may play a greater role in the valuation  because there is less reliable,  objective  data  available.  The  Sub-advisor seeks to minimize the risks of investing in all  securities  through  diversification,  in-depth  credit  analysis and  attention to current  developments  in  interest  rates and market  conditions.  For a  discussion  of the risks  involved  in  lower-rated  debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Participation on Creditors  Committees.  The Portfolio may from time to time participate on committees  formed by creditors to negotiate  with the management of financially  troubled  issuers of securities  held by the  Portfolio.  Such  participation  may subject the  Portfolio  to expenses  such as legal fees and may make the  Portfolio  an  "insider" of the issuer for purposes of the federal  securities  laws,  and  therefore may restrict the  Portfolio's  ability to trade in or acquire  additional  positions in a particular  security when it might  otherwise  desire to do so.  Participation  by the Portfolio on such  committees also may expose the  Portfolio to potential  liabilities  under the federal  bankruptcy  laws or other laws  governing  the rights of creditors  and debtors.  The Portfolio would  participate on such committees only when the Adviser believed that such  participation  was necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related  Securities.  The Portfolio may invest in  mortgage-backed  securities.  Mortgage-related  securities  are interests in pools of residential or commercial  mortgage  loans,  including  mortgage loans made by savings and loan  institutions, mortgage  bankers,  commercial  banks and others.  Pools of mortgage  loans are  assembled  as  securities  for sale to investors by various governmental,  government-related  and private  organizations (see "Mortgage  Pass-Through  Securities").  The Portfolio may
also invest in debt securities  which are secured with collateral  consisting of  mortgage-related  securities (see  "Collateralized
Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of  mortgage-related  securities differ from other forms of debt securities,  which normally provide for periodic  payment of  interest in fixed  amounts  with  principal  payments at maturity  or  specified  call dates.  Instead,  these securities  provide a monthly  payment which  consists of both  interest and principal  payments.  In effect,  these  payments are a
"pass-through" of the monthly payments made by the individual  borrowers on their  residential or commercial  mortgage loans, net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by repayments of principal  resulting from  the  sale of the  underlying  property,  refinancing  or  foreclosure,  net of fees  or  costs  which  may be  incurred.  Some mortgage-related  securities (such as securities issued by the Government National Mortgage  Association) are described as "modified pass-through."  These  securities  entitle the holder to receive all interest and principal  payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal  governmental  guarantor of  mortgage-related  securities is the  Government  National  Mortgage  Association
("GNMA").  GNMA is a wholly owned United States  Government  corporation  within the  Department  of Housing and Urban  Development.
GNMA is authorized to guarantee,  with the full faith and credit of the United States  Government,  the timely  payment of principal and interest on securities  issued by institutions  approved by GNMA (such as savings and loan  institutions,  commercial  banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related  guarantors (i.e., not backed by the full faith and credit of the United States Government)  include the
Federal  National  Mortgage  Association  ("FNMA")  and  the  Federal  Home  Loan  Mortgage   Corporation   ("FHLMC").   FNMA  is  a
government-sponsored  corporation owned entirely by private  stockholders.  It is subject to general  regulation by the Secretary of
Housing and Urban Development.  FNMA purchases  conventional  (i.e., not insured or guaranteed by any government agency) residential mortgages  from a list of approved  seller/servicers  which  include state and federally  chartered  savings and loan  associations, mutual  savings  banks,  commercial  banks and credit  unions  and  mortgage  bankers.  Pass-through  securities  issued by FNMA are guaranteed  as to timely  payment of  principal  and  interest by FNMA but are not backed by the full faith and credit of the United
States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the  availability  of mortgage  credit for  residential housing.  It is a  government-sponsored  corporation  formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private  stockholders.  FHLMC issues  Participation  Certificates  ("PCs") which represent interests in conventional  mortgages from
FHLMC's national portfolio.  FHLMC guarantees the timely payment of interest and ultimate  collection of principal,  but PCs are not backed by the full faith and credit of the United States Government.

         Commercial  banks,  savings  and loan  institutions,  private  mortgage  insurance  companies,  mortgage  bankers and other secondary  market  issuers  also create  pass-through  pools of  conventional  residential  mortgage  loans.  Such  issuers  may, in addition,  be the originators  and/or servicers of the underlying  mortgage loans as well as the guarantors of the  mortgage-related securities.  Pools  created  by such  non-governmental  issuers  generally  offer a higher  rate of  interest  than  government  and government-related  pools because there are no direct or indirect  government or agency  guarantees of payments in the former pools.
However,  timely  payment of interest and  principal of these pools may be  supported by various  forms of insurance or  guarantees, including  individual  loan,  title,  pool and hazard  insurance and letters of credit.  The insurance and  guarantees are issued by governmental  entities,  private insurers and the mortgage poolers.  Such insurance and guarantees and the  creditworthiness  of the issuers  thereof will be  considered  in  determining  whether a  mortgage-related  security  meets the Trust's  investment  quality standards.  There can be no  assurance  that the private  insurers or  guarantors  can meet their  obligations  under the  insurance policies  or  guarantee  arrangements.  The  Fixed-Income  Portfolio  may  buy  mortgage-related  securities  without  insurance  or guarantees  if, through an examination of the loan  experience and practices of the  originator/servicers  and poolers,  the Adviser determines  that the  securities  meet  the  Trust's  quality  standards.  Although  the  market  for such  securities  is  becoming increasingly liquid,  securities issued by certain private  organizations may not be readily marketable.  No Portfolio will purchase mortgage-related  securities or any other assets which in the Adviser's  opinion are illiquid if, as a result,  more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed  securities that are issued or guaranteed by the U.S. Government,  its agencies or  instrumentalities,  are not subject to the Portfolio' industry concentration  restrictions,  set forth in this Statement under "Investment Restrictions," by virtue  of the  exclusion  from  that  test  available  to  all  U.S.  Government  securities.  In  the  case  of  privately  issued mortgage-related  securities,  the Portfolio takes the position that  mortgage-related  securities do not represent interests in any particular  "industry" or group of industries.  The assets  underlying  such securities may be represented by the Portfolio of first lien  residential  mortgages  (including both whole mortgage loans and mortgage  participation  interests) or portfolios of mortgage pass-through  securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related  security may in turn be insured or guaranteed by the Federal Housing  Administration or the Department of Veterans  Affairs.  In the case of private issue  mortgage-related  securities  whose  underlying  assets are neither U.S.  Government  securities nor U.S.  Government-insured mortgages,  to the extent that real properties  securing such assets may be located in the same  geographical  region,  the security may be subject  to a greater  risk of default  than other  comparable  securities  in the event of adverse  economic,  political  or business  developments  that may affect such region and,  ultimately,  the ability of  residential  homeowners  to make  payments of principal and interest on the underlying mortgages.

                  Collateralized  Mortgage  Obligations  (CMOs).  A CMO is a hybrid  between a  mortgage-backed  bond and a mortgage pass-through  security.  Similar to a bond,  interest  and  prepaid  principal  is paid,  in most cases,  semiannually.  CMOs may be collateralized  by whole mortgage loans, but are more typically  collateralized  by portfolios of mortgage  pass-through  securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured  into multiple  classes,  each bearing a different  stated  maturity.  Actual maturity and average life will depend upon the prepayment  experience of the  collateral.  CMOs provide for a modified form of call  protection  through a de
                                                                                                                                 ---
facto  breakdown of the underlying  pool of mortgages  according to how quickly the loans are repaid.  Monthly  payment of principal
-----
received  from the pool of  underlying  mortgages,  including  prepayments,  is first  returned to  investors  holding the  shortest maturity class.  Investors  holding the longer maturity  classes receive  principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction,  a corporation  ("issuer")  issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds").
Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through  certificates  ("Collateral").  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal  and interest  payments  from the  Collateral  are used to pay  principal  on the  Bonds in the  order A, B, C, Z. The  Series A, B, and C Bonds all bear  current  interest.  Interest  on the
Series Z Bond is accrued and added to  principal  and a like  amount is paid as  principal  on the Series A, B, or C Bond  currently being paid off.  When the Series A, B, and C Bonds are paid in full,  interest and  principal on the Series Z Bond begins to be paid currently.  With some  CMOs,  the issuer  serves as a conduit to allow loan  originators  (primarily  builders  or savings  and loan associations) to borrow against their loan portfolios.

                  FHLMC  Collateralized  Mortgage  Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having  different  maturity  dates which are secured by the pledge of a pool of  conventional  mortgage  loans  purchased  by FHLMC.
Unlike  FHLMC PCs,  payments of  principal  and  interest on the CMOs are made  semiannually,  as opposed to monthly.  The amount of principal payable on each semiannual  payment date is determined in accordance with FHLMC's mandatory sinking fund schedule,  which, in turn, is equal to  approximately  100% of FHA prepayment  experience  applied to the mortgage  collateral  pool. All sinking fund payments in the CMOs are allocated to the  retirement of the  individual  classes of bonds in the order of their stated  maturities.
Payment  of  principal  on the  mortgage  loans in the  collateral  pool in excess of the  amount of FHLMC's  minimum  sinking  fund obligation  for any  payment  date  are  paid to the  holders  of the CMOs as  additional  sinking  fund  payments.  Because  of the
"pass-through"  nature of all  principal  payments  received  on the  collateral  pool in excess of  FHLMC's  minimum  sinking  fund requirement,  the rate at which  principal  of the CMOs is  actually  repaid is likely to be such that each  class of bonds  will be retired in advance of its scheduled maturity date.

         If collection of principal  (including  prepayments)  on the mortgage  loans during any  semiannual  payment  period is not sufficient  to meet FHLMC's  minimum  sinking fund  obligation  on the next sinking fund payment  date,  FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the  mortgage  loans in the pool  backing the FHLMC CMOs are  identical  to those of FHLMC PCs.  FHLMC has the right to substitute  collateral in the event of  delinquencies  and/or  defaults.  For an additional  discussion of  mortgage-backed securities  and certain risks  involved  therein,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         Other Mortgage-Related  Securities.  Other mortgage-related  securities include securities other than those described above that directly or indirectly  represent a  participation  in, or are secured by and payable from,  mortgage  loans on real  property, including  CMO  residuals  or  stripped  mortgage-backed  securities.  Other  mortgage-related  securities  may be  equity  or  debt securities issued by agencies or  instrumentalities  of the U.S.  Government or by private originators of, or investors in, mortgage loans, including savings and loan associations,  homebuilders,  mortgage banks,  commercial banks,  investment banks,  partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals.  CMO residuals are derivative  mortgage securities issued by agencies or  instrumentalities  of the
U.S.  Government  or by  private  originators  of, or  investors  in,  mortgage  loans,  including  savings  and loan  associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage  assets  underlying a series of CMOs is applied first to make required  payments of principal  and  interest on the CMOs and second to pay the related  administrative  expenses  of the issuer.  The  residual in a CMO structure  generally  represents the interest in any excess cash flow remaining  after making the foregoing  payments.  Each payment of such excess  cash flow to a holder of the  related  CMO  residual  represents  income  and/or a return of capital.  The amount of residual cash flow resulting from a CMO will depend on, among other things,  the  characteristics of the mortgage assets, the coupon rate of each class of CMO,  prevailing  interest rates, the amount of administrative  expenses and the prepayment  experience on the mortgage  assets.  In  particular,  the yield to maturity on CMO  residuals is extremely  sensitive  to  prepayments  on the related underlying  mortgage  assets,  in the same manner as an  interest-only  ("IO")  class of stripped  mortgage-backed  securities.  See
"Other  Mortgage-Related  Securities -- Stripped  Mortgage-Backed  Securities."  In addition,  if a series of a CMO includes a class that bears  interest at an adjustable  rate,  the yield to maturity on the related CMO residual will also be extremely  sensitive to changes in the level of the index upon which  interest  rate  adjustments  are based.  As  described  below with respect to stripped mortgage-backed  securities,  in certain  circumstances  the  Portfolio  may fail to recoup  fully its initial  investment  in a CMO residual.

         CMO residuals are generally  purchased and sold by institutional  investors through several investment banking firms acting as brokers or dealers.  The CMO residual  market has only very  recently  developed  and CMO  residuals  currently  may not have the liquidity of other more  established  securities  trading in other markets.  Transactions  in CMO residuals are generally  completed only after careful review of the  characteristics of the securities in question.  In addition,  CMO residuals may or, pursuant to an exemption  therefrom,  may not have been  registered  under the  Securities Act of 1933, as amended.  CMO residuals,  whether or not registered under such Act, may be subject to certain  restrictions on  transferability,  and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

                  Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities ("SMBS") are derivative  multi-class mortgage securities.  SMBS may be issued by agencies or  instrumentalities of the U.S. Government,  or by private originators of, or investors in, mortgage loans,  including  savings and loan  associations,  mortgage banks,  commercial  banks,  investment banks and special purpose entities of the foregoing.

         SMBS  are  usually  structured  with  two  classes  that  receive  different  proportions  of the  interest  and  principal distributions  on a pool of mortgage  assets.  A common type of SMBS will have one class  receiving some of the interest and most of the  principal  from the  mortgage  assets,  while the other  class will  receive  most of the  interest  and the  remainder  of the principal.  In the most  extreme  case,  one class will  receive  all of the  interest  (the IO class),  while the other  class will receive all of the principal  (the  principal-only  or "PO" class).  The yield to maturity on an IO class is extremely  sensitive to the rate of principal  payments  (including  prepayments) on the related  underlying  mortgage assets, and a rapid rate of principal payments  may have a material  adverse  effect on the  Portfolio's  yield to  maturity  from  these  securities.  If the  underlying mortgage assets  experience  greater than anticipated  prepayments of principal,  the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although  SMBS are  purchased  and sold by  institutional  investors  through  several  investment  banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly,  these securities may be deemed "illiquid" and subject to the Portfolio's  limitations on investment in illiquid securities.

         Other  Asset-Backed  Securities.  Similarly,  the  Sub-advisor  expects that other  asset-backed  securities  (unrelated to mortgage  loans) will be offered to investors in the future.  Several types of asset-backed  securities  maybe offered to investors, including Certificates for Automobile  Receivables.  For a discussion of automobile  receivables,  see this Statement under "Certain
Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest in corporate  debt  securities of foreign  issuers  (including  preferred or preference  stock),  certain foreign bank obligations  (see "Bank  Obligations")  and U.S.  dollar- or foreign  currency-denominated obligations of foreign governments or their subdivisions,  agencies and instrumentalities,  international agencies and supranational entities.  The Portfolio may invest up to 20% of its assets in securities  denominated in foreign currencies,  and may invest beyond this limit in U.S.  dollar-denominated  securities of foreign  issuers.  The Portfolio will  concentrate its foreign  investments in securities  of issuers  based in developed  countries.  The  Portfolio  may invest up to 5% of its assets in  securities  of issuers based in emerging market  countries.  Investing in the securities of foreign issuers involves special risks and  considerations  not typically  associated  with  investing in U.S.  companies.  For a discussion of certain risks  involved in foreign  investments,  in general,  and the special risks of investing in developing  countries,  see this Statement and the Trust's Prospectus under "Certain
Risk Factors and Investment Methods."

         The  Portfolio  also may purchase and sell foreign  currency  options and foreign  currency  futures  contracts and related options (see  "Derivative  Instruments"),  and enter into forward foreign  currency  exchange  contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward  foreign  currency  contract  involves an  obligation  to purchase or sell a specific  currency at a future date, which may be any fixed  number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These  contracts may be bought or sold to protect the Portfolio  against a possible loss resulting from an adverse change in the relationship  between foreign currencies and the U.S. dollar or to increase exposure to a particular  foreign currency.  Open positions in forward  contracts  are covered by the  segregation  with the Trust's  custodian of cash or other liquid assets and are marked to market  daily.  Although  such  contracts  are  intended to minimize the risk of loss due to a decline in the value of the hedged  currencies,  at the same time,  they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady  Bonds.  The  Portfolio  may invest in Brady  Bonds.  Brady Bonds are  securities  created  through  the  exchange of existing  commercial  bank loans to sovereign  entities for new  obligations  in connection  with debt  restructurings  under a debt restructuring  plan  introduced by former U.S.  Secretary of the  Treasury,  Nicholas F. Brady (the "Brady  Plan").  Brady Plan debt restructurings  have been  implemented  in a number of  countries,  including  in  Argentina,  Bolivia,  Bulgaria,  Costa Rica,  the
Dominican Republic,  Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines,  Poland, Uruguay, and Venezuela. In addition,  Brazil has concluded a Brady-like plan.  It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds have been  issued  only  recently,  and  accordingly  do not have a long  payment  history.  Brady Bonds may be collateralized  or  uncollateralized,  are issued in various  currencies  (primarily the U.S. dollar) and are actively traded in the over-the-counter  secondary  market.  U.S.  dollar-denominated,  collateralized  Brady  Bonds,  which may be fixed rate par bonds or floating rate discount bonds, are generally  collateralized  in full as to principal by U.S.  Treasury  zero-coupon bonds having the same  maturity as the Brady Bonds.  Interest  payments on these Brady Bonds  generally  are  collateralized  on a one-year or longer rolling-forward  basis by cash or securities  in an amount that,  in the case of fixed rate bonds,  is equal to at least one year of interest  payments or, in the case of floating rate bonds,  initially is equal to at least one year's interest payments based on the applicable  interest rate at that time and is adjusted at regular intervals  thereafter.  Certain Brady Bonds are entitled to "value recovery  payments" in certain  circumstances,  which in effect  constitute  supplemental  interest  payments but  generally are not collateralized.  Brady Bonds are often viewed as having three or four  valuation  components:  (i) the  collateralized  repayment of principal at final maturity; (ii) the collateralized interest payments;  (iii) the uncollateralized  interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal  repayments at final maturity fully  collateralized by U.S. Treasury zero-coupon  bonds (or comparable  collateral  denominated in other  currencies) and interest coupon payments  collateralized  on an
18-month  rolling-forward  basis by funds held in escrow by an agent for the  bondholders.  A significant  portion of the Venezuelan
Brady Bonds and the  Argentine  Brady Bonds  issued to date have  principal  repayments  at final  maturity  collateralized  by U.S.
Treasury  zero-coupon  bonds  (or  comparable   collateral   denominated  in  other  currencies)  and/or  interest  coupon  payments collateralized  on a 14-month (for  Venezuela) or 12-month (for Argentina)  rolling-forward  basis by securities held by the Federal
Reserve Bank of New York as collateral agent.

         Brady Bonds  involve  various risk factors  including  residual risk and the history of defaults with respect to commercial bank loans by public and private  entities of countries  issuing  Brady Bonds.  There can be no assurance  that Brady Bonds in which the  Portfolio  may invest will not be subject to  restructuring  arrangements  or to requests  for new credit,  which may cause the
Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations.  Bank obligations in which the Portfolio invests include certificates of deposit,  bankers'  acceptances, and fixed time deposits.  Certificates  of deposit are negotiable  certificates  issued against funds deposited in a commercial bank for a definite  period of time and earning a specified  return.  Bankers'  acceptances  are negotiable  drafts or bills of exchange, normally  drawn by an importer or exporter to pay for specific  merchandise,  which are  "accepted" by a bank,  meaning,  in effect, that  the bank  unconditionally  agrees  to pay the  face  value  of the  instrument  on  maturity.  Fixed  time  deposits  are bank obligations  payable at a stated  maturity  date and bearing  interest at a fixed rate.  Fixed time  deposits  may be  withdrawn  on demand by the investor,  but may be subject to early  withdrawal  penalties  which vary  depending  upon market  conditions  and the remaining  maturity of the obligation.  There are no contractual  restrictions  on the right to transfer a beneficial  interest in a fixed time deposit to a third party,  although  there is no market for such  deposits.  The Portfolio  will not invest in fixed time deposits  which (1) are not subject to prepayment or (2) provide for  withdrawal  penalties  upon  prepayment  (other than overnight deposits) if, in the aggregate,  more than 15% of its assets would be invested in such deposits,  repurchase  agreements maturing in more than seven days and other illiquid assets.

         The  Portfolio  will limit its  investments  in United  States bank  obligations  to  obligations  of United  States  banks
(including  foreign  branches)  which have more than $1 billion in total  assets at the time of  investment  and are  members of the
Federal  Reserve  System,  are  examined by the  Comptroller  of the Currency or whose  deposits are insured by the Federal  Deposit
Insurance  Corporation.  The Portfolio also may invest in  certificates  of deposit of savings and loan  associations  (federally or state chartered and federally insured) having total assets in excess of $1 billion.

         The  Portfolio   will  limit  its   investments   in  foreign  bank   obligations  to  United  States  dollar-  or  foreign
currency-denominated  obligations  of foreign  banks  (including  United  States  branches  of foreign  banks)  which at the time of investment  (I) have more than $10 billion,  or the  equivalent in other  currencies,  in total assets;  (ii) in terms of assets are among the 75 largest  foreign banks in the world;  (iii) have branches or agencies  (limited  purpose offices which do not offer all banking  services) in the United States;  and (iv) in the opinion of the  Sub-advisor,  are of an investment  quality  comparable to obligations  of United States banks in which the  Portfolio may invest.  Subject to the Trust's  limitation on  concentration  of no more than 25% of its assets in the  securities  of issuers in a particular  industry,  there is no  limitation  on the amount of the
Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations  of foreign banks involve  somewhat  different  investment  risks than those  affecting  obligations  of United
States  banks,  including  the  possibilities  that their  liquidity  could be impaired  because of future  political  and  economic developments,  that their  obligations may be less marketable  than  comparable  obligations of United States banks,  that a foreign jurisdiction  might impose  withholding taxes on interest income payable on those  obligations,  that foreign deposits may be seized or nationalized,  that foreign  governmental  restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those  obligations and that the selection of those  obligations  may be more difficult  because there may be less  publicly  available  information  concerning  foreign  banks or because the  accounting,  auditing and  financial reporting  standards,  practices and  requirements  applicable  to foreign  banks may differ from those  applicable to United States banks.  Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Short Sales.  The Portfolio may make short sales of securities  as part of their overall  portfolio  management  strategies involving the use of derivative  instruments  and to offset  potential  declines in long  positions in similar  securities.  A short sale is a  transaction  in which the  Portfolio  sells a security  it does not own in  anticipation  that the  market  price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the  broker-dealer  through which it made the short sale as collateral  for its  obligation to deliver the security upon  conclusion of the sale.  The Portfolio may have to pay a fee to borrow  particular  securities  and is often  obligated to pay over any accrued  interest on such  borrowed securities.

         If the price of the  security  sold  short  increases  between  the time of the short  sale and the time and the  Portfolio replaces the borrowed security,  the Portfolio will incur a loss;  conversely,  if the price declines,  the Portfolio will realize a capital gain. Any gain will be decreased,  and any loss increased,  by the transaction  costs  described  above.  The successful use of short selling may be adversely  affected by imperfect  correlation  between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Portfolio  engages in short sales, it will provide  collateral to the  broker-dealer  and (except in the case of short sales "against the box") will maintain  additional  asset coverage in the form of cash or other liquid assets in a segregated  account.  The Portfolio  does not intend to enter into short sales (other than those  "against the box") if  immediately after such sale the aggregate of the value of all collateral  plus the amount in such segregated  account  exceeds  one-third of the value of the  Portfolio's  net assets.  This  percentage  may be varied by action of the Trust's Board of Trustees.  A short sale is
"against the box" to the extent that the Portfolio  contemporaneously  owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative  Instruments.  In pursuing its objective,  the Portfolio may, as described in the Prospectus,  purchase and sell
(write) both put options and call options on securities,  securities indexes, and foreign currencies,  and enter into interest rate, foreign  currency and index  futures  contracts  and purchase and sell options on such futures  contracts  ("futures  options")  for hedging  purposes.  The  Portfolio  also may purchase and sell foreign  currency  options for purposes of  increasing  exposure to a foreign currency or to shift exposure to foreign  currency  fluctuations  from one country to another.  The Portfolio also may enter into swap  agreements  with respect to foreign  currencies,  interest rates and indexes of  securities.  If other types of financial instruments,  including other types of options,  futures  contracts,  or futures options are traded in the future, the Portfolio may also use  those  instruments,  provided  that the  Trust's  Board of  Trustees  determines  that  their use is  consistent  with the
Portfolio's  investment  objective,  and provided that their use is consistent with  restrictions  applicable to options and futures contracts  currently  eligible for use by the Trust (i.e.,  that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options  on  Securities  and  Indexes.  The  Portfolio  may  purchase  and sell both put and call  options on debt or other securities or indexes in standardized  contracts  traded on foreign or national  securities  exchanges,  boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter  market, and agreements,  sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The  Portfolio  will write call  options  and put  options  only if they are  "covered."  In the case of a call option on a security,  the option is "covered" if the Portfolio owns the security  underlying the call or has an absolute and immediate right to acquire that security  without  additional  cash  consideration  (or, if additional  cash  consideration  is required,  cash or cash equivalents in such amount are placed in a segregated  account by its  custodian)  upon  conversion or exchange of other  securities held by the Portfolio.  For a call option on an index,  the option is covered if the Portfolio  maintains with its custodian cash or cash  equivalents  equal to the contract  value. A call option is also covered if the Portfolio holds a call on the same security or index as the call  written  where the exercise  price of the call held is (I) equal to or less than the  exercise  price of the call written,  or (ii) greater than the exercise  price of the call  written,  provided the  difference is maintained by the Portfolio in cash or cash  equivalents  in a segregated  account with its  custodian.  A put option on a security or an index is "covered" if the
Portfolio  maintains cash or cash equivalents equal to the exercise price in a segregated  account with its custodian.  A put option is also covered if the Portfolio  holds a put on the same  security or index as the put written where the exercise  price of the put held is (i) equal to or  greater  than the  exercise  price of the put  written,  or (ii) less  than the  exercise  price of the put written,  provided the  difference  is  maintained by the  Portfolio in cash or cash  equivalents  in a segregated  account with its custodian.

         If an option written by the Portfolio  expires,  the Portfolio realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by the Portfolio  expires  unexercised,  the Portfolio  realizes a capital loss equal to the premium paid.

         Prior to the  earlier of  exercise  or  expiration,  an option may be closed out by an  offsetting  purchase  or sale of an option of the same  series  (type,  exchange,  underlying  security  or index,  exercise  price,  and  expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio  will realize a capital gain from a closing  purchase  transaction  if the cost of the closing option is less than the premium  received from writing the option,  or, if it is more,  the  Portfolio  will realize a capital loss. If the premium received  from a closing  sale  transaction  is more than the premium  paid to purchase  the option,  the  Portfolio  will realize a capital gain or, if it is less,  the Portfolio will realize a capital loss.  The principal  factors  affecting the market value of a put or a call option  include supply and demand,  interest  rates,  the current market price of the underlying  security or index in relation to the exercise price of the option,  the volatility of the underlying  security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option  purchased by the Portfolio is an asset of the  Portfolio.  The premium  received for an option written by the Portfolio is recorded as a deferred  credit.  The value of an option  purchased or written is marked to market  daily and is valued at the  closing  price on the  exchange  on which it is traded  or, if not traded on an  exchange  or no closing  price is  available,  at the mean between the last bid and asked  prices.  For a discussion  of certain  risks  involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Currency  Options.  The Portfolio may buy or sell put and call options on foreign  currencies  either on exchanges or in the  over-the-counter  market.  A put  option on a foreign  currency  gives the  purchaser  of the  option the right to sell a foreign  currency at the  exercise  price until the option  expires.  Currency  options  traded on U.S.  or other  exchanges  may be subject to  position  limits  which may limit the ability of the  Portfolio  to reduce  foreign  currency  risk using such  options.
Over-the-counter  options  differ from traded  options in that they are two-party  contracts  with price and other terms  negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures  Contracts  and Options on Futures  Contracts.  The  Portfolio  may use interest  rate,  foreign  currency or index futures  contracts,  as specified in the Trust's  Prospectus.  An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial  instrument,  foreign currency or the cash value of an index at a specified  price and time. A futures  contract on an index is an agreement  pursuant to which two parties agree to take or make delivery of an amount of cash equal to the  difference  between the value of the index at the close of the last trading day of the contract and the price at which the index  contract  was  originally  written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The  Portfolio  may  purchase  and  write  call  and  put  futures  options.  Futures  options  possess  many  of the  same characteristics  as options on securities and indexes  (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position  (call) or short position (put) in a futures  contract at a specified  exercise price at any time during the period of the  option.  Upon  exercise  of a call  option,  the holder  acquires a long  position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

         To comply with applicable  rules of the CFTC under which the Trust and the Portfolio avoid being deemed a "commodity  pool"
or a "commodity pool operator," the Portfolio  intends  generally to limit its use of futures contracts and futures options to "bona fide hedging"  transactions,  as such term is defined in applicable  regulations,  interpretations  and practice.  For example,  the
Portfolio might use futures  contracts to hedge against  anticipated  changes in interest rates that might  adversely  affect either the value of the  Portfolio's  securities or the price of the securities  which the Portfolio  intends to purchase.  The Portfolio's hedging  activities may include sales of futures contracts as an offset against the effect of expected  increases in interest rates, and  purchases  of futures  contracts  as an offset  against the effect of  expected  declines in  interest  rates.  Although  other techniques could be used to reduce that Portfolio's  exposure to interest rate fluctuations,  the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures  contracts and futures  options which are  standardized  and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures  contract is made by the  Portfolio,  the  Portfolio  is required to deposit  with its custodian (or broker,  if legally  permitted) a specified  amount of cash or U.S.  Government  securities  ("initial  margin").  The margin  required for a futures  contract is set by the exchange on which the contract is traded and may be modified  during the term of the contract.  The initial margin is in the nature of a performance  bond or good faith deposit on the futures  contract which is returned to the  Portfolio  upon  termination  of the  contract,  assuming all  contractual  obligations  have been  satisfied.  The
Portfolio  expects to earn  interest  income on its initial  margin  deposits.  A futures  contract  held by the Portfolio is valued daily at the  official  settlement  price of the  exchange on which it is traded.  Each day the  Portfolio  pays or  receives  cash, called  "variation  margin,"  equal to the daily  change in value of the  futures  contract.  This  process is known as  "marking to market."  Variation  margin  does not  represent  a  borrowing  or loan by the  Portfolio  but is instead a  settlement  between the
Portfolio  and the  broker of the amount one would owe the other if the  futures  contract  expired.  In  computing  daily net asset value, the Portfolio will mark to market its open futures positions.

         The  Portfolio is also  required to deposit and maintain  margin with respect to put and call options on futures  contracts written by it. Such margin  deposits will vary depending on the nature of the underlying  futures  contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although  some  futures  contracts  call for  making or taking  delivery  of the  underlying  securities,  generally  these obligations  are closed out prior to  delivery by  offsetting  purchases  or sales of matching  futures  contracts  (same  exchange, underlying  security or index,  and delivery  month).  If an offsetting  purchase  price is less than the original  sale price,  the
Portfolio  realizes a capital gain, or if it is more,  the Portfolio  realizes a capital  loss.  Conversely,  if an offsetting  sale price is more than the original  purchase price, the Portfolio  realizes a capital gain, or if it is less, the Portfolio  realizes a capital loss.  The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures  Options.  In general,  the Portfolio  intends to enter into positions in futures contracts  and related  options only for "bona fide  hedging"  purposes.  With  respect to positions in futures and related  options that do not  constitute  bona fide  hedging  positions,  the  Portfolio  will not enter into a futures  contract  or futures  option contract if, immediately  thereafter,  the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option  positions,  less the amount by which any such options are  "in-the-money,"  would exceed 5% of the  Portfolio's total net assets.  A call option is  "in-the-money"  if the value of the futures  contract that is the subject of the option exceeds the exercise  price.  A put option is  "in-the-money"  if the exercise  price exceeds the value of the futures  contract that is the subject of the option.

         When purchasing a futures  contract,  the Portfolio will maintain with its custodian (and  mark-to-market on a daily basis)
cash or other liquid assets that, when added to the amounts  deposited with a futures  commission  merchant as margin,  are equal to the market value of the futures  contract.  Alternatively,  the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures  contract,  the Portfolio  will maintain with its custodian  (and  mark-to-market  on a daily basis)
liquid assets that, when added to the amount deposited with a futures  commission  merchant as margin, are equal to the market value of the  instruments  underlying  the  contract.  Alternatively,  the  Portfolio  may "cover" its position by owning the  instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility  substantially  similar to that of the index on which the futures  contract is based),  or by holding a call option  permitting  the  Portfolio to purchase the same futures  contract  at a price no  higher  than the price of the  contract  written  by the  Portfolio  (or at a higher  price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract,  the Portfolio will maintain with its custodian (and  mark-to-market on a daily basis) cash or other liquid assets that,  when added to the amounts  deposited with a futures  commission  merchant as margin, equal the total  market value of the futures  contract  underlying  the call  option.  Alternatively,  the  Portfolio  may cover its position  by  entering  into a long  position in the same  futures  contract at a price no higher than the strike  price of the call option,  by owning the instruments  underlying the futures  contract,  or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures  contract,  the Portfolio will maintain with its custodian (and  mark-to-market on a daily  basis)  cash or other  liquid  assets that equal the  purchase  price of the  futures  contract,  less any margin on deposit.
Alternatively,  the Portfolio may cover the position  either by entering into a short position in the same futures  contract,  or by owning a separate put option  permitting  it to sell the same  futures  contract so long as the strike  price of the  purchased  put option  is the same or  higher  than the  strike  price of the put  option  sold by the  Portfolio.  For a  discussion  of the risks involved in futures  contracts and related  options,  see the Trust's  Prospectus  and this  Statement  under  "Certain  Factors and
Investment Methods."

         Swap  Agreements.  The  Portfolio may enter into  interest  rate,  index and currency  exchange  rate swap  agreements  for purposes of attempting  to obtain a particular  desired  return at a lower cost to the Portfolio  than if the Portfolio had invested directly in an instrument that yielded that desired return.  For a discussion of swap agreements,  see the Trust's  Prospectus under
"Investment  Objectives and Policies." The  Portfolio's  obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received  under the agreement  based on the relative  values of the positions  held by each party to the agreement (the "net  amount").  The  Portfolio's  obligations  under a swap agreement will be accrued daily (offset  against any amounts  owing to the  Portfolio)  and any  accrued  but  unpaid  net  amounts  owed to a swap  counterparty  will be covered by the maintenance of a segregated account  consisting of cash or other liquid assets to avoid any potential  leveraging of the Portfolio's portfolio.  The  Portfolio  will not enter into a swap  agreement  with any single  party if the net amount  owed or to be  received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's  use of swap  agreements will be successful in furthering its investment  objective of total return will depend on the  Sub-advisor's  ability  correctly to predict  whether certain types of investments are likely to produce greater returns  than other  investments.  Because they are two party  contracts  and because they may have terms of longer than seven days, swap  agreements  may be considered to be illiquid.  Moreover,  the  Portfolio  bears the risk of loss of the amount  expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement  counterparty.  The  Sub-advisor  will cause the Portfolio to enter into swap agreements only with  counterparties  that would be eligible for  consideration as repurchase agreement  counterparties under the Portfolio's  repurchase agreement  guidelines.  Certain restrictions imposed on the Portfolio by the Internal  Revenue Code may limit the  Portfolio's  ability to use swap  agreements.  The swaps market is a relatively new market and is largely  unregulated.  It is possible that  developments  in the swaps market,  including  potential  government  regulation, could  adversely  affect the  Portfolio's  ability to terminate  existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap  agreements  are exempt from most  provisions of the Commodity  Exchange Act ("CEA") and,  therefore,  are not regulated as futures or commodity option  transactions  under the CEA, pursuant to regulations  approved by the CFTC. To qualify for this  exemption,  a swap agreement  must be entered into by "eligible  participants,"  which  includes the  following,  provided the participants'  total assets exceed  established  levels:  a bank or trust company,  savings  association or credit union,  insurance company,  investment company subject to regulation under the 1940 Act,  commodity pool,  corporation,  partnership,  proprietorship, organization,  trust or other entity,  employee benefit plan,  governmental  entity,  broker-dealer,  futures  commission  merchant, natural  person,  or regulated  foreign  person.  To be eligible,  natural  persons and most other  entities  must have total assets exceeding $10 million;  commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition,  an eligible swap  transaction must meet three  conditions.  First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material  economic terms.  Second,  the  creditworthiness  of parties with actual or potential  obligations under the swap  agreement  must be a  material  consideration  in  entering  into or  determining  the terms of the swap  agreement, including  pricing,  cost or credit  enhancement  terms.  Third,  swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not  exclusive,  and  participants  may continue to rely on existing  exclusions  for swaps,  such as the
Policy Statement issued in July 1989 which  recognized a safe harbor for swap  transactions  from regulation as futures or commodity option  transactions  under the CEA or its regulations.  The Policy Statement applies to swap transactions  settled in cash that (1)
have individually  tailored terms, (2) lack exchange-style  offset and the use of a clearing  organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured  Notes.  Structured notes are derivative debt securities,  the interest rate or principal of which is related to another  economic  indicator or financial  market index.  Indexed  securities  include  structured notes as well as securities other than debt  securities,  the interest  rate or principal of which is determined by such an unrelated  indicator.  Indexed  securities may include a multiplier  that  multiplies the indexed element by a specified  factor and,  therefore,  the value of such securities may be very volatile.  To the extent the Portfolio invests in these securities,  however,  the Sub-advisor analyzes these securities in its overall  assessment of the effective duration of the Portfolio's  portfolio in an effort to monitor the Portfolio's  interest rate risk.

         Foreign  Currency  Exchange  Related  Securities.  The Portfolio may also invest in foreign  currency  warrants,  principal exchange rate linked  securities and performance  indexed paper.  For a discussion of these,  see this Statement under "Certain Risk
Factors and Investment Methods."

         Warrants to Purchase  Securities.  The  Portfolio  may invest in or acquire  warrants  to purchase  equity or  fixed-income securities.  Bonds with warrants  attached to purchase equity  securities have many  characteristics  of convertible bonds and their prices may, to some degree,  reflect the  performance of the underlying  stock.  Bonds also may be issued with warrants  attached to purchase  additional  fixed-income  securities  at the same coupon rate. A decline in interest  rates would permit the  Portfolio to buy  additional  bonds at the  favorable  rate or to sell the  warrants at a profit.  If interest  rates rise,  the  warrants  would generally expire with no value.

         Hybrid  Instruments.  The  Portfolio  may  invest up to 5% of its assets in hybrid  instruments.  A hybrid  instrument  can combine the  characteristics of securities,  futures,  and options.  Hybrids can be used as an efficient means of pursuing a variety of investment goals,  including currency hedging,  duration management,  and increased total return. For an additional discussion of hybrid instruments and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Inverse  Floaters.  The  Portfolio may also invest in inverse  floating rate debt  instruments  ("inverse  floaters").  The interest rate on an inverse  floater resets in the opposite  direction from the market rate of interest to which the inverse floater is indexed.  An inverse  floating rate security may exhibit greater price  volatility than a fixed rate obligation of similar credit quality.  The Portfolio  will not invest more than 5% of its net assets in any  combination  of inverse  floater,  interest only, or principal only securities.

         Loan  Participations.  The Portfolio may purchase  participations  in commercial loans. Such indebtedness may be secured or unsecured.  Loan  participations  typically  represent  direct  participation in a loan to a corporate  borrower,  and generally are offered by banks or other  financial  institutions  or lending  syndicates.  When  purchasing  loan  participations,  the  Portfolio assumes the credit risk  associated  with the corporate  borrower and may assume the credit risk  associated with an interposed bank or other  financial  intermediary.  The  participation  interests in which the  Portfolio  intends to invest may not be rated by any nationally recognized rating service.

         A loan is often  administered  by an agent bank acting as agent for all holders.  The agent bank  administers  the terms of the loan, as specified in the loan agreement.  In addition,  the agent bank is normally  responsible for the collection of principal and interest payments from the corporate  borrower and the  apportionment of these payments to the credit of all institutions  which are parties to the loan  agreement.  Unless,  under the terms of the loan or other  indebtedness,  the Portfolio has direct recourse against  the  corporate  borrower,  the  Portfolio  may have to rely on the  agent  bank or other  financial  intermediary  to apply appropriate credit remedies against a corporate borrower.

         A financial  institution's  employment  as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes  insolvent.  A successor agent bank would  generally be appointed to replace the terminated  agent bank, and assets held by the agent bank under the loan agreement  should remain  available to holders of such  indebtedness.  However,  if assets held by the agent bank for the  benefit of the  Portfolio  were  determined  to be subject to the claims of the agent  bank's general  creditors,  the Portfolio  might incur certain costs and delays in realizing  payment on a loan or loan  participation  and could suffer a loss of principal  and/or  interest.  In situations  involving  other  interposed  financial  institutions  (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct  indebtedness  depend  primarily upon the  creditworthiness  of the corporate borrower for payment of principal  and interest.  If the  Portfolio  does not receive  scheduled  interest or principal  payments on such  indebtedness,  the  Portfolio's  share price and yield could be adversely  affected.  Loans that are fully  secured  offer the
Portfolio more  protection  than an unsecured loan in the event of non-payment of scheduled  interest or principal.  However,  there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate  borrower's  obligation,  or that the collateral can be liquidated.

         The  Portfolio  may invest in loan  participations  with credit  quality  comparable  to that of issuers of its  securities investments.  Indebtedness of companies  whose  creditworthiness  is poor involves  substantially  greater risks,  and may be highly speculative.  Some  companies  may  never  pay  off  their  indebtedness,  or may pay  only a small  fraction  of the  amount  owed.
Consequently,  when investing in  indebtedness of companies with poor credit,  the Portfolio bears a substantial  risk of losing the entire amount invested.

         The  Portfolio  limits the amount of its total  assets that it will invest in any one issuer or in issuers  within the same industry (see "Investment  Restrictions").  For purposes of these limits, the Portfolio  generally will treat the corporate borrower as the  "issuer"  of  indebtedness  held by the  Portfolio.  In the  case  of loan  participations  where  a bank or  other  lending institution  serves as a financial  intermediary  between the Portfolio and the corporate  borrower,  if the participation  does not shift to the  Portfolio the direct  debtor-creditor  relationship  with the  corporate  borrower,  SEC  interpretations  require the
Portfolio to treat both the lending bank or other lending  institution  and the corporate  borrower as "issuers" for the purposes of determining  whether  the  Portfolio  has  invested  more  than 5% of its total  assets in a single  issuer.  Treating  a  financial intermediary  as an issuer of  indebtedness  may  restrict the  Portfolio's  ability to invest in  indebtedness  related to a single financial  intermediary,  or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct  indebtedness  may not be readily  marketable and may be subject to  restrictions on resale.
In some cases,  negotiations  involved in disposing of indebtedness may require weeks to complete.  Consequently,  some indebtedness may be difficult or impossible to dispose of readily at what the  Sub-advisor  believes to be a fair price.  In addition,  valuation of illiquid  indebtedness  involves a greater degree of judgment in determining  the  Portfolio's net asset value than if that value were based on available  market  quotations,  and could result in significant  variations in the  Portfolio's  daily share price. At the same time, some loan interests are traded among certain  financial  institutions  and  accordingly may be deemed liquid.  As the market for different types of indebtedness  develops,  the liquidity of these instruments is expected to improve.  In addition,  the
Portfolio  currently  intends to treat  indebtedness for which there is no readily  available market as illiquid for purposes of the
Portfolio's  limitation on illiquid  investments.  Investments  in loan  participations  are considered to be debt  obligations  for purposes of the Company's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investments  in loans through a direct  assignment of the financial  institution's  interests  with respect to the loan may involve  additional  risks to the  Portfolio.  For example,  if a loan is foreclosed,  the Portfolio  could become part owner of any collateral,  and would bear the costs and liabilities  associated with owning and disposing of the  collateral.  In addition,  it is conceivable  that under  emerging  legal  theories of lender  liability,  the  Portfolio  could be held liable as  co-lender.  It is
unclear   whether  loans  and  other  forms  of  direct   indebtedness   offer   securities  law   protections   against  fraud  and
misrepresentation.  In the absence of definitive  regulatory  guidance,  the Portfolio  relies on the  Sub-advisor's  research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

         Delayed  Funding Loans and Revolving  Credit  Facilities.  The  Portfolio  may enter into,  or acquire  participations  in, delayed  funding  loans and revolving  credit  facilities.  Delayed  funding loans and  revolving  credit  facilities  are borrowing arrangements  in which the lender agrees to make loans up to a maximum amount upon demand by the borrower  during a specified  term.
These  commitments  may have the effect of requiring the  Portfolio to increase its  investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's  financial  condition makes it unlikely that such amounts will be repaid).  To the extent that the  Portfolio is committed  to advance  additional  funds,  it will at all times  segregate  liquid assets,  determined to be liquid by the  Sub-advisor in accordance  with  procedures  established  by the Board of Directors,  in an amount  sufficient  to meet such  commitments.  The Portfolio may invest in delayed  funding loans and revolving  credit  facilities with credit  quality  comparable to that of issuers of its  securities  investments.  Delayed  funding  loans and  revolving  credit facilities may be subject to restrictions on transfer,  and only limited  opportunities may exist to resell such  instruments.  As a result,  the  Portfolio  may be unable to sell such  investments  at an opportune  time or may have to resell them at less than fair market value. The Portfolio  currently  intend to treat delayed funding loans and revolving credit  facilities for which there is no readily available market as illiquid for purposes of the Portfolio's  limitation on illiquid  investments.  Participation  interests in revolving  credit  facilities will be subject to the limitations  discussed  above under "Loan  Participations."  Delayed funding loans and revolving  credit  facilities are considered to be debt obligations for purposes of the Company's  investment  restriction relating to the lending of funds or assets by the Portfolio.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST PIMCO  Limited  Maturity  Bond  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be  changed by the
Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest  more than 15% of the assets of the  Portfolio  (taken at market  value at the time of the  investment)  in
"illiquid  securities,"  illiquid  securities being defined to include  securities  subject to legal or contractual  restrictions on resale (which may include private placements),  repurchase  agreements maturing in more than seven days, certain options traded over the counter that a Portfolio has  purchased,  securities  being used to cover such options a Portfolio has written,  securities  for which market quotations are not readily available,  or other securities which legally or in the Sub-advisor's  opinion may be deemed illiquid.

         2.       Invest  more than 5% of the  assets of the  Portfolio  (taken at market  value at the time of  investment)  in any combination of interest only, principal only, or inverse floating rate securities.

         The Staff of the SEC has taken the  position  that  purchased  OTC  options  and the assets  used as cover for  written OTC options are illiquid  securities.  Therefore,  the Portfolio has adopted an investment  policy  pursuant to which the Portfolio will not  purchase  or sell OTC  options  if, as a result of such  transactions,  the sum of the market  value of OTC  options  currently outstanding  which are held by the Portfolio,  the market value of the underlying  securities  covered by OTC call options currently outstanding  which were sold by the  Portfolio  and margin  deposits on the  Portfolio's  existing OTC options on futures  contracts exceeds 15% of the total assets of the Portfolio,  taken at market value,  together with all other assets of the Portfolio which are illiquid or are otherwise not readily  marketable.  However,  if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer  recognized by the Federal Reserve Bank of New York and if the Portfolio has the  unconditional  contractual right to repurchase  such OTC option from the dealer at a  predetermined  price,  then the Portfolio will treat as illiquid such amount of the  underlying  securities  equal to the  repurchase  price less the amount by which the option is  "in-the-money"  (i.e.,  current market value of the underlying  securities  minus the option's  strike  price).  The  repurchase  price with the primary  dealers is typically a formula price which is generally  based on a multiple of the premium  received for the option,  plus the amount by which the option is "in-the-money."

AST Money Market Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio is to seek high  current  income and  maintain  high levels of liquidity.

Investment Policies:

         Bank  Obligations.  The Portfolio  will not invest in bank  obligations  for which any affiliate of the  Sub-advisor is the ultimate obligor or accepting bank.

         Asset-Backed  Securities.  The  asset-backed  securities in which the  Portfolio may invest are subject to the  Portfolio's overall credit requirements.  However,  asset-backed  securities,  in general, are subject to certain risks. Most of these risks are related to limited  interests in  applicable  collateral.  For example,  credit card  receivables  are  generally  unsecured and the debtors are entitled to the protection of a number of state and federal  consumer  credit laws,  many of which give such debtors the right to set off certain  amounts on credit card debt thereby  reducing the balance  due.  Additionally,  if the letter of credit is exhausted,  holders  of  asset-backed  securities  may also  experience  delays in  payments  or losses if the full  amounts  due on underlying  sales contracts are not realized.  Because  asset-backed  securities are relatively new, the market  experience in these securities  is limited and the  market's  ability to sustain  liquidity  through all phases of the market cycle has not been tested.
For a discussion of  asset-backed  securities and the risks  involved  therein see the Trust's  Prospectus and this Statement  under
"Certain Risk Factors and Investment Methods."

         Synthetic  Instruments.  As may be  permitted by current laws and  regulations  and if expressly  permitted by the Board of
Trustees of the Trust, the Portfolio may invest in certain  synthetic  instruments.  Such instruments  generally involve the deposit of  asset-backed  securities  in a trust  arrangement  and the  issuance of  certificates  evidencing  interests  in the trust.  The certificates  are generally sold in private  placements in reliance on Rule 144A of the Securities Act of 1933 (without  registering the certificates under such Act).

         Reverse  Repurchase  Agreements.  The Portfolio  invests the proceeds of borrowings  under reverse  repurchase  agreements.
The Portfolio will enter into a reverse  repurchase  agreement only when the interest income to be earned from the investment of the proceeds  is greater  than the  interest  expense of the  transaction.  The  Portfolio  will not  invest the  proceeds  of a reverse repurchase  agreement  for a period which  exceeds the duration of the reverse  repurchase  agreement.  The  Portfolio may not enter into reverse repurchase  agreements  exceeding in the aggregate  one-third of the market value of its total assets, less liabilities other than the obligations  created by reverse repurchase  agreements.  The Portfolio will establish and maintain with its custodian a separate  account with a segregated  portfolio of  securities  in an amount at least equal to its purchase  obligations  under its reverse repurchase  agreements.  If interest rates rise during the term of a reverse repurchase  agreement,  such reverse repurchase agreement may have a negative impact on the Portfolio's ability to maintain a net asset value of $1.00 per share.

         Foreign  Securities.  The  Portfolio  may invest in U.S.  dollar-denominated  foreign  securities.  Any foreign  commercial paper  must not be  subject  to foreign  withholding  tax at the time of  purchase.  Foreign  investments  may be made  directly  in securities of foreign issuers or in the form of American  Depositary  Receipts ("ADRs") and European  Depositary  Receipts ("EDRs").
Generally,  ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying  securities issued by a foreign  corporation  and that are  designed  for use in the  domestic,  in the case of ADRs,  or  European,  in the case of EDRs, securities  markets.  For a discussion of depositary  receipts and the risks  involved in investing in foreign  securities,  see the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending  Portfolio  Securities.  Loans will be subject to  termination  by the  Portfolio  in the normal  settlement  time, generally  three business days after notice.  Borrowed  securities  must be returned when the loan is terminated.  The Portfolio may pay  reasonable  finders'  and  custodial  fees in  connection  with a loan.  In making a loan,  the  Portfolio  will  consider  the creditworthiness of the borrowing financial institution.

Investment Objective and Policy Applicable to All Portfolios:

         In order to permit the sale of shares of the Trust to separate  accounts of  Participating  Insurance  Companies in certain states,  the Trust may make commitments more restrictive than the restrictions  described in the section of this Statement  entitled
"Investment  Restrictions."  Should the Trust  determine  that any such  commitment is no longer in the best  interests of the Trust and its shareholders it will revoke the commitment and terminate sales of its shares in the state(s) involved.

         The Board of Trustees of the Trust may, from time to time,  promulgate  guidelines with respect to the investment  policies of the Portfolios.

INVESTMENT RESTRICTIONS:

         The investment  restrictions  set forth below are  "fundamental"  policies.  See the subsection of this Statement  entitled
"Investment  Objectives  and  Policies" for further  discussion  of  "fundamental"  policies of the Trust and the  requirements  for changing such  "fundamental"  policies.  Investment  policies that are not "fundamental" may be found in the general  description of the  investment  policies of each  Portfolio,  as described in the section of this  Statement  and the Trust's  Prospectus  entitled
"Investment Objectives and Policies."

         The  investment  restrictions  below  apply  only to the  Portfolio  or  Portfolios  described  in the text  preceding  the restrictions.

Investment  Restrictions Applicable Only to the AST Alliance Growth and Income Portfolio,  the AST JanCap Growth Portfolio,  the AST
INVESCO Equity Income Portfolio,  the AST Federated High Yield Portfolio,  the AST PIMCO Total Return Bond Portfolio,  the AST PIMCO
Limited Maturity Bond Portfolio and the AST Money Market Portfolio.

1.       A Portfolio will not buy any securities or other  property on margin (except for such  short-term  credits as are necessary for the clearance of transactions).

2.        Portfolio will not invest in companies for the purpose of exercising control or management.

3.       A Portfolio  will not  underwrite  securities  issued by others  except to the extent that the  Portfolio  may be deemed an underwriter when purchasing or selling securities.

4.       A Portfolio will not issue senior securities.

Investment Restrictions Applicable Only to the AST Founders Passport Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       Make loans of money or securities  other than (a) through the purchase of securities  in  accordance  with the  Portfolio's investment  objective,  (b) through  repurchase  agreements,  and (c) by lending portfolio  securities in an amount not to exceed 33
1/3% of the Portfolio's total assets;

2.       Underwrite  securities  issued by  others  except to the  extent  that the  Portfolio  may be  deemed an  underwriter  when purchasing or selling securities;

3.       Issue senior securities;

4.       Invest  directly in physical  commodities  (other than  foreign  currencies),  real  estate or  interests  in real  estate;
provided,  that the Portfolio may invest in securities of issuers which invest in physical commodities,  real estate or interests in real estate;  and,  provided  further,  that this  restriction  shall not prevent the Portfolio from purchasing or selling  options, futures,  swaps and forward  contracts,  or from investing in securities or other instruments backed by physical  commodities,  real estate or interests in real estate;

5.       Make any  investment  which would  concentrate  25% or more of the  Portfolio's  total assets in the  securities of issuers having their  principal  business  activities in the same  industry,  provided that this  limitation  does not apply to  obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

6.       Borrow money except from banks in amounts up to 33 1/3% of the Portfolio's total assets;

7.       As to 75% of the value of its total assets,  invest more than 5% of its total assets,  at market value,  in the  securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities); or

8.       As to 75% of the value of its total  assets,  purchase  more than 10% of any class of  securities  of any single  issuer or purchase more than 10% of the voting securities of any single issuer.

         In applying the above restriction regarding investments in a single industry,  the Portfolio uses industry  classifications based, where applicable,  on Baseline,  Bridge  Information  Systems,  Reuters,  the S&P Stock Guide published by Standard & Poor's,
                             --------   ----------------------------   -------       ---------------
information obtained from Bloomberg L.P. and Moody's  International,  and/or the prospectus of the issuing company.  Selection of an appropriate industry  classification  resource will be made by the Sub-advisor in the exercise of its reasonable  discretion.  (This note is not a fundamental policy.)
        ---

Investment Restrictions Applicable Only to the AST Janus Overseas Growth Portfolio:

1.       The Portfolio may borrow money for temporary or emergency  purposes  (not for  leveraging or  investment)  in an amount not exceeding 33 1/3% of the value of its total assets  (including the amount borrowed) less  liabilities  (other than  borrowings).  If borrowings  exceed 33 1/3% of the value of the  Portfolio's  total assets by reason of a decline in net assets,  the Portfolio  will reduce its borrowings  within three business days to the extent necessary to comply with the 33 1/3%  limitation.  This policy shall not prohibit  reverse  repurchase  agreements,  deposits of assets to margin or guarantee  positions in futures,  options,  swaps or forward contracts, or the segregation of assets in connection with such contracts.

2.       The  Portfolio  will  not,  as to 75% of the  value of its  total  assets,  own more  than  10% of the  outstanding  voting securities  of any one issuer,  or purchase the  securities  of any one issuer  (except cash items and  "government  securities"  as defined under the 1940 Act as amended),  if  immediately  after and as a result of such  purchase,  the value of the holdings of the
Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.

3.       The  Portfolio  will not  invest  more than 25% of the value of its  assets in any  particular  industry  (other  than U.S.
government securities).

4.       The Portfolio will not invest directly in real estate or interests in real estate;  however,  the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

5.       The Portfolio will not purchase or sell physical  commodities other than foreign  currencies unless acquired as a result of ownership of securities (but this  limitation  shall not prevent the Portfolio from purchasing or selling  options,  futures,  swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

6.       The  Portfolio  may not make loans,  except that the Portfolio  may (i) lend  portfolio  securities in accordance  with the
Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market  securities and enter into  repurchase  agreements;  and (iii) acquire  publicly  distributed or privately  placed debt securities.

7.       The Portfolio will not act as an underwriter  of securities  issued by others,  except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its securities.

8.       The Portfolio will not issue senior securities except in compliance with the 1940 Act.

Investment Restrictions Applicable Only to the AST American Century International Growth Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       The  Portfolio  may not make loans,  except that the Portfolio  may (i) lend  portfolio  securities in accordance  with the
Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market  securities and enter into  repurchase  agreements;  and (iii) acquire  publicly  distributed or privately  placed debt securities;

2.       With  respect to 75% of the value of its total  assets,  purchase  the  security of any one issuer if such  purchase  would cause more than 5% of the  Portfolio's  assets at market to be invested in the  securities  of such issuer,  except U.S.  government securities,  or if the purchase would cause more than 10% of the outstanding  voting  securities of any one issuer to be held in the
Portfolio;

3.       Invest more than 25% of the assets of the Portfolio,  exclusive of cash and U.S.  government  securities,  in securities of any one industry;

4.       Issue any senior security except in compliance with the 1940 Act;

5.       Underwrite any securities  except to the extent that the Portfolio may be deemed an underwriter  when purchasing or selling securities;

6.       Purchase or sell real estate.  (In the opinion of the  Sub-advisor,  this  restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate);

7.       The Portfolio may not purchase or sell physical  commodities  unless acquired as a result of the ownership of securities or instruments;  provided that this  restriction  shall not prohibit a Portfolio from (i) engaging in  permissable  options and futures transactions  and forward foreign  currency  contracts in accordance with the Portfolio's  investment  policies or (ii) investing in securities of any kind; or

8.       Borrow any  money,  except in an amount not in excess of 33 1/3% of the total  assets of the  Portfolio,  and then only for emergency and extraordinary  purposes;  this does not prohibit the escrow and collateral  arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.

         In determining industry groups for purposes of the above restriction  regarding  investments in a single industry,  the SEC ordinarily  uses the Standard  Industry  Classification  codes  developed by the United States Office of Management and Budget.  The
Sub-advisor  monitors  industry  concentration  using a more  restrictive  list of industry groups than that recommended by the SEC.
The Sub-advisor  believes that these  classifications are reasonable and are not so broad that the primary economic  characteristics of the  companies in a single class are  materially  different.  The use of these more  restrictive  industry  classifications  may, however,  cause the Portfolio to forego  investment  possibilities  which may otherwise be available to it under the 1940 Act. (This note is not a fundamental policy.)
        ---

Investment Restrictions Applicable Only to the AST American Century International Growth Portfolio II:

          The  following  fundamental  policies  should be read in  connection  with the notes  set forth  below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except that the Portfolio may (i) borrow for  non-leveraging,  temporary or emergency purposes and (ii) engage in reverse repurchase  agreements and make other investments or engage in other transactions,  which may or may be deemed to involve a borrowing,  in a manner consistent with the Portfolio's  investment  objective and policies,  provided that the combination of (i)
and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's  total assets  (including the amount  borrowed) less  liabilities
(other  than  borrowings)  or such other  percentage  permitted  by law.  Any  borrowings  which come to exceed  this amount will be reduced in  accordance  with  applicable  law.  The  Portfolio  may borrow from banks,  other funds  advised or  sub-advised  by the
Sub-advisor or other persons to the extent permitted by applicable law;

2.        Purchase or sell physical commodities; except that the Portfolio may enter into futures contracts and options thereon;

3.        Purchase the securities of any issuer if, as a result,  more than 25% of the value of the  Portfolio's  total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4.        Make loans,  although the Portfolio may (i) purchase money market  securities and enter into repurchase  agreements;  (ii)
acquire  publicly-distributed  or privately  placed debt  securities and purchase debt;  (iii) lend portfolio  securities;  and (iv)
participate in an interfund  lending program with other funds advised or sub-advised by the  Sub-advisor  provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

5.        Purchase a security if, as a result,  with respect to 75% of the value of the  Portfolio's  total assets,  more than 5% of the value of its total assets would be invested in the  securities  of any one issuer (other than  obligations  issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

6.        Purchase a security if, as a result,  with respect to 75% of the value of the Portfolio's  total assets,  more than 10% of the outstanding  voting securities of any issuer would be held by the Portfolio (other than obligations  issued or guaranteed by the
U.S. Government, its agencies or instrumentalities);

7.       Purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments  (but this shall not prevent the Portfolio from investing in securities or other  instruments back by real estate or securities of companies  engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities issued by other persons,  except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the  Securities  Act of 1933 in  connection  with the purchase  and sale of its  portfolio  securities  in the ordinary course of pursuing its investment program.

         Notes: The following notes should be read in connection with the above described  fundamental  policies.  The notes are not
                                                                                                                                 ---
fundamental policies.

         With respect to  investment  restrictions  (1) and (4), the  Portfolio  will not borrow or lend to any other fund unless it applies for and receives an exemptive  order from the SEC, if so required,  or the SEC issues rules  permitting  such  transactions.
The  Portfolio  has no current  intention of engaging in any such  activity and there is no assurance  the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment  restriction (2), the Portfolio does not consider  currency  contracts or hybrid  investments to be commodities.

         For the purposes of investment  restriction  (3), United States federal,  state or local  governments,  or related agencies and instrumentalities, are not considered an industry.  Foreign governments are considered an industry.

         For purposes of investment  restriction  (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST Gabelli Small-Cap Value Portfolio:

          The  following  fundamental  policies  should be read in  connection  with the notes  set forth  below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except that the Portfolio may (i) borrow for  non-leveraging,  temporary or emergency purposes and (ii) engage in reverse repurchase  agreements and make other investments or engage in other  transactions,  which may involve a borrowing,  in a manner  consistent with the Portfolio's  investment  objective and program,  provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the  value of the  Portfolio's  total  assets  (including  the  amount  borrowed)  less  liabilities  (other  than borrowings)  or such other  percentage  permitted  by law.  Any  borrowings  which  come to exceed  this  amount  will be reduced in accordance  with applicable  law. The Portfolio may borrow from banks,  and other funds or other persons to the extent  permitted by applicable law;

2.       Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3.       Purchase the  securities of any issuer if, as a result,  more than 25% of the value of the  Portfolio's  total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4.       Make loans,  although the Portfolio may (i) lend portfolio  securities and  participate in an interfund  lending program to the extent  permitted by applicable law,  provided that no such loan may be made if, as a result,  the aggregate of such loans would exceed 33 1/3% of the value of the  Portfolio's  total  assets;  (ii) purchase  money market  securities  and enter into  repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5.       Purchase a security  if, as a result,  with respect to 75% of the value of its total  assets,  more than 5% of the value of the Portfolio's  total assets would be invested in the securities of a single issuer,  except securities issued or guaranteed by the
U.S. Government or any of its agencies or instrumentalities;

6.       Purchase a security if, as a result,  with respect to 75% of the value of the  Portfolio's  total assets,  more than 10% of the outstanding  voting securities of any issuer would be held by the Portfolio (other than obligations  issued or guaranteed by the
U.S. Government, its agencies or instrumentalities);

7.       Purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments  (but this shall not prevent the Portfolio  from  investing in securities  or other  instruments  backed by real estate or in securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities issued by other persons,  except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the  Securities  Act of 1933 in  connection  with the purchase  and sale of its  portfolio  securities  in the ordinary course of pursuing its investment program.

         Notes:  The following  notes should be read in connection  with the  above-described  fundamental  policies.  The notes are not fundamental policies.

         With respect to investment  restrictions  (1) and (4), the Portfolio  will not borrow from or lend to any other fund unless it  applies  for and  receives  an  exemptive  order  from  the  SEC,  if so  required,  or the SEC  issues  rules  permitting  such transactions.  The  Portfolio  has no current  intention of engaging in any such  activity  and there is no assurance  the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment  restriction (2), the Portfolio does not consider  currency  contracts or hybrid  investments to be commodities.

         For purposes of investment  restriction (3), U.S., state or local  governments,  or related agencies or  instrumentalities, are not considered an industry.

         For purposes of investment  restriction  (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST T. Rowe Price Natural Resources Portfolio:

          The  following  fundamental  policies  should be read in  connection  with the notes  set forth  below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except that the Portfolio may (i) borrow for  non-leveraging,  temporary or emergency purposes and (ii) engage in reverse repurchase  agreements and make other investments or engage in other  transactions,  which may involve a borrowing,  in a manner  consistent with the Portfolio's  investment  objective and program,  provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the  value of the  Portfolio's  total  assets  (including  the  amount  borrowed)  less  liabilities  (other  than borrowings)  or such other  percentage  permitted  by law.  Any  borrowings  which  come to exceed  this  amount  will be reduced in accordance  with  applicable  law.  The  Portfolio  may borrow from banks,  other Price  Portfolios  or other  persons to the extent permitted by applicable law;

2.       Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3.       Purchase the  securities of any issuer if, as a result,  more than 25% of the value of the  Portfolio's  total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4.       Make loans,  although the Portfolio may (i) lend portfolio  securities and participate in an interfund lending program with other Price Portfolios  provided that no such loan may be made if, as a result,  the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;  (ii) purchase  money market securities and enter into repurchase  agreements;  and (iii)
acquire publicly-distributed or privately-placed debt securities and purchase debt;

5.       Purchase a security  if, as a result,  with respect to 75% of the value of its total  assets,  more than 5% of the value of the Portfolio's  total assets would be invested in the securities of a single issuer,  except securities issued or guaranteed by the
U.S. Government or any of its agencies or instrumentalities;

6.       Purchase a security if, as a result,  with respect to 75% of the value of the  Portfolio's  total assets,  more than 10% of the outstanding  voting securities of any issuer would be held by the Portfolio (other than obligations  issued or guaranteed by the
U.S. Government, its agencies or instrumentalities);

7.       Purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments  (but this shall not prevent the Portfolio  from  investing in securities  or other  instruments  backed by real estate or in securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities issued by other persons,  except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the  Securities  Act of 1933 in  connection  with the purchase  and sale of its  portfolio  securities  in the ordinary course of pursuing its investment program.

         Notes:  The following  notes should be read in connection  with the  above-described  fundamental  policies.  The notes are not fundamental policies.

         With respect to investment  restrictions  (1) and (4), the Portfolio  will not borrow from or lend to any other fund unless it  applies  for and  receives  an  exemptive  order  from  the  SEC,  if so  required,  or the SEC  issues  rules  permitting  such transactions.  The  Portfolio  has no current  intention of engaging in any such  activity  and there is no assurance  the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment  restriction (2), the Portfolio does not consider  currency  contracts or hybrid  investments to be commodities.

         For purposes of investment  restriction (3), U.S., state or local  governments,  or related agencies or  instrumentalities, are not  considered an industry.  Industries  are  determined  by reference to the  classifications  of industries  set forth in the
Portfolio's semi-annual and annual reports.

         For purposes of investment  restriction  (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST JanCap Growth Portfolio:

1.       The  Portfolio  will not  purchase a security if as a result,  that  Portfolio  would own more than 10% of the  outstanding voting securities of any issuer.

2.       As to 75% of the value of its total  assets,  the  Portfolio  will not invest more than 5% of its total  assets,  at market value,  in the  securities of any one issuer  (except cash items and  securities  issued or guaranteed by the U.S.  Government,  its agencies or instrumentalities).

3.       The Portfolio  will not purchase a security if as a result,  more than 25% of its total assets,  at market value,  would be invested in the securities of issuers  principally  engaged in the same industry (except securities issued or guaranteed by the U.S.
Government, its agencies or instrumentalities).

4.       The Portfolio will not purchase or sell real estate (although it may purchase  securities  secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

5.       The Portfolio will not purchase or sell physical  commodities other than foreign  currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from  purchasing or selling  options,  futures,  swaps and forward contracts or from investing in securities and other instruments backed by physical commodities).

6.       The  Portfolio  may not make loans,  except that the Portfolio  may (i) lend  portfolio  securities in accordance  with the
Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market  securities and enter into  repurchase  agreements;  and (iii) acquire  publicly  distributed or privately  placed debt securities.

Investment Restrictions Applicable Only to the AST Alliance Growth and Income Portfolio:

1.       The  Portfolio  will not  purchase a security if as a result,  that  Portfolio  would own more than 10% of the  outstanding voting securities of any issuer.

2.       The  Portfolio  may not make loans,  except that the Portfolio  may (i) lend  portfolio  securities in accordance  with the
Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market  securities and enter into  repurchase  agreements;  and (iii) acquire  publicly  distributed or privately  placed debt securities.

3.       The Portfolio will not pledge,  mortgage,  or hypothecate its assets -- however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

4.       The  Portfolio  will not  purchase  securities  of any issuer  unless it or its  predecessor  has a record of three  years'
continuous  operation,  except that the  Portfolio  may purchase  securities of such issuers  through  subscription  offers or other rights it receives as a security  holder of  companies  offering  such  subscriptions  or rights,  and such  purchases  will then be limited in the aggregate to 5% of the Portfolio's net assets at the time of investment.

5.       The Portfolio will not concentrate its investments in any one industry (the  Portfolio's  investment  policy of keeping its assets  in  those  securities  which  are  selling  at the  most  reasonable  prices  in  relation  to  value  normally  results  in diversification  among many  industries -- consistent with this, the Portfolio does not intend to invest more than 25% of its assets in any one industry  classification  used by the Sub-advisor  for investment  purposes,  although such  concentration  could,  under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

6.       The  Portfolio  will not borrow money  except from banks and then in amounts not in excess of 33 1/3% of its total  assets.
The  Portfolio  may borrow at  prevailing  interest  rates and invest the  Portfolios  in  additional  securities.  The  Portfolio's borrowings are limited so that  immediately  after such borrowing the value of the Portfolio's  assets  (including  borrowings) less its  liabilities  (not including  borrowings) is at least three times the amount of the  borrowings.  Should the Portfolio,  for any reason,  have  borrowings  that do not meet the above test then,  within  three  business  days,  the  Portfolio  must  reduce  such borrowings so as to meet the necessary test.  Under such a circumstance,  the Portfolio have to liquidate  securities at a time when it is disadvantageous to do so.

7.       The  Portfolio  will not make short sales except short sales made "against the box" to defer  recognition  of taxable gains or losses.

8.       The Portfolio will not purchase or sell real estate (although it may purchase  securities  secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

9.       The Portfolio will not invest  directly in oil, gas, or other mineral  exploration or development  programs;  however,  the
Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

10.      The  Portfolio  will not  purchase a security  if as a result,  more than 5% of the value of that  Portfolio's  assets,  at market value, would be invested in the securities of issuers which, with their  predecessors,  have been in business less than three years.

Investment Restrictions Applicable Only to the AST INVESCO Equity Income Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Issue preference shares or create any funded debt;

2.       Sell short;

3.       Borrow  money  except  from  banks in  excess  of 5% of the value of its total  net  assets,  and when  borrowing,  it is a temporary measure for emergency purposes;

4.       Buy or sell real estate,  commodities,  commodity  contracts  (however,  the Portfolio may purchase securities of companies investing in real estate);

5.       Purchase  any  security or enter into a  repurchase  agreement,  if as a result,  more than 15% of its net assets  would be invested  in  repurchase  agreements  not  entitling  the holder to payment  of  principal  and  interest  within  seven days and in securities  that are  illiquid  by virtue of legal or  contractual  restrictions  on resale or the  absence  of a readily  available market.  The Trustees or the Investment  Manager or the  Sub-advisor,  acting pursuant to authority  delegated by the Trustees,  may determine that a readily  available market exists for securities  eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation;

6.       Purchase  securities  if the  purchase  would cause the  Portfolio,  at the time,  to have more than 5% of its total assets invested  in the  securities  of any one  company  or to own more  than 10% of the  voting  securities  of any one  company  (except obligations issued or guaranteed by the U.S. Government);

7.       The  Portfolio  may not make loans,  except that the Portfolio  may (i) lend  portfolio  securities in accordance  with the
Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market  securities and enter into  repurchase  agreements;  and (iii) acquire  publicly  distributed or privately  placed debt securities; or

8.       Invest more than 25% of the value of the Portfolio's assets in one particular industry.

Investment Restrictions Applicable Only to the AST American Century Strategic Balanced Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       The  Portfolio  may not make loans,  except that the Portfolio  may (i) lend  portfolio  securities in accordance  with the
Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market  securities and enter into  repurchase  agreements;  and (iii) acquire  publicly  distributed or privately  placed debt securities.

2.       With  respect to 75% of the value of its total  assets,  purchase  the  security of any one issuer if such  purchase  would cause more than 5% of the  Portfolio's  assets at market to be invested in the  securities  of such  issuer,  except  United  States government  securities,  or if the purchase would cause more than 10% of the outstanding  voting  securities of any one issuer to be held in the Portfolio;

3.       Invest more than 25% of the assets of the Portfolio,  exclusive of cash and U.S.  government  securities,  in securities of any one industry;

4.       Issue any senior security except in compliance with the 1940 Act;

5.       Underwrite any securities  except to the extent that the Portfolio may be deemed an underwriter  when purchasing or selling securities;

6.       Purchase or sell real estate.  (In the opinion of the  Sub-advisor,  this  restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate.);

7.       The Portfolio may not purchase or sell physical  commodities  unless acquired as a result of the ownership of securities or instruments;  provided that this  restriction  shall not prohibit a Portfolio from (i) engaging in  permissable  options and futures transactions  and forward foreign  currency  contracts in accordance with the Portfolio's  investment  policies or (ii) investing in securities of any kind; or

8.       Borrow any  money,  except in an amount not in excess of 33 1/3% of the total  assets of the  Portfolio,  and then only for emergency and extraordinary  purposes;  this does not prohibit the escrow and collateral  arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.

Investment Restrictions Only Applicable to the AST T. Rowe Price Asset Allocation Portfolio:

         The  following  fundamental  policies  should be read in  connection  with the notes  set  forth  below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except that the Portfolio may (i) borrow for  non-leveraging,  temporary or emergency purposes and (ii) engage in reverse repurchase  agreements and make other investments or engage in other transactions,  which may or may be deemed to involve a borrowing,  in a manner consistent with the Portfolio's  investment  objective and policies,  provided that the combination of (i)
and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's  total assets  (including the amount  borrowed) less  liabilities
(other  than  borrowings)  or such other  percentage  permitted  by law.  Any  borrowings  which come to exceed  this amount will be reduced in accordance  with  applicable  law. The Portfolio  may borrow from banks,  other Price  Portfolios or other persons to the extent permitted by applicable law;

2.       Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3.       Purchase the  securities of any issuer if, as a result,  more than 25% of the value of the  Portfolio's  total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4.       Make loans,  although the Portfolio may (i) purchase  money market  securities and enter into repurchase  agreements;  (ii)
acquire  publicly-  distributed or privately  placed debt securities and purchase debt;  (iii) lend portfolio  securities;  and (iv)
participate  in an interfund  lending  program with other Price  Portfolios  provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

5.       Purchase a security  if, as a result,  with respect to 75% of the value of its total  assets,  more than 5% of the value of the Portfolio's  total assets would be invested in the securities of a single issuer,  except securities issued or guaranteed by the
U.S. government, or any of its agencies or instrumentalities;

6.       Purchase a security if, as a result,  with respect to 75% of the value of the  Portfolio's  total assets,  more than 10% of the outstanding  voting securities of any issuer would be held by the Portfolio (other than obligations  issued or guaranteed by the
U.S. government, its agencies or instrumentalities);

7.       Purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments  (but this shall not prevent the  Portfolio  from  investing in  securities  or other  instruments  backed by real estate or  securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities issued by other persons,  except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the  Securities  Act of 1933 in  connection  with the purchase  and sale of its  portfolio  securities  in the ordinary course of pursuing its investment program.

         Notes: The following notes should be read in connection with the above described  fundamental  policies.  The notes are not
                                                                                                                                 ---
fundamental policies.

         With respect to  investment  restrictions  (1) and (4), the  Portfolio  will not borrow or lend to any other fund unless it applies for and receives an exemptive  order from the SEC, if so required,  or the SEC issues rules  permitting  such  transactions.
The  Portfolio  has no current  intention of engaging in any such  activity and there is no assurance  the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment  restriction (2), the Portfolio does not consider  currency  contracts on hybrid  investments to be commodities.

         For the purposes of investment  restriction  (3), United States federal,  state or local  governments,  or related agencies and instrumentalities, are not considered an industry.  Foreign governments are considered an industry.

         For purposes of investment  restriction  (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST T. Rowe Price Global Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money,  except as a temporary measure for  extraordinary or emergency  purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings;

2.       Purchase or sell real estate  (except that the  Portfolio  may invest in (i)  securities  of  companies  which deal in real estate or mortgages,  and (ii) securities  secured by real estate or interests  therein,  and that the Portfolio reserves freedom of action to hold and to sell real  estate  acquired  as a result of the  Portfolio's  ownership  of  securities)  or  purchase or sell physical commodities or contracts relating to physical commodities;

3.       Act as  underwriter  of  securities  issued by  others,  except to the  extent  that it may be  deemed  an  underwriter  in connection with the disposition of portfolio securities of the Portfolio;

4.       Make loans to other  persons,  except (a) loans of portfolio  securities,  and (b) to the extent the entry into  repurchase agreements and the purchase of debt  securities in accordance with its investment  objectives and investment  policies may be deemed to be loans;

5.       Issue senior securities except in compliance with the 1940 Act; or

6.       Purchase  any  securities  which  would  cause  more than 25% of the market  value of its total  assets at the time of such purchase to be invested in the securities of one or more issuers having their  principal  business  activities in the same industry, provided that there is no limitation  with respect to investments in obligations  issued or guaranteed by the U.S.  Government,  its agencies or  instrumentalities  (for the  purposes of this  restriction,  telephone  companies  are  considered  to be in a separate industry from gas and electric public  utilities,  and wholly-owned  finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

Investment Restrictions Applicable Only to the AST Federated High Yield Portfolio:

1.       The Portfolio  will not purchase any  securities on margin but may obtain such  short-term  credits as may be necessary for the clearance of transactions.

2.       The Portfolio will not borrow money except as a temporary  measure for  extraordinary  or emergency  purposes and then only from  banks  and only in  amounts  not in  excess of 5% of the value of its net  assets,  taken at the lower of cost or  market.  In addition,  to meet redemption requests without immediately  selling portfolio  securities,  the Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including  borrowings,  but including the current fair market value of any  securities  carried in open short  positions).  This practice is not for  investment  leverage but solely to  facilitate  management of the portfolio by enabling the Portfolio to meet  redemption  requests when the  liquidation  of portfolio  securities is deemed to be inconvenient or disadvantageous.  If, due to market  fluctuations or other reasons,  the value of the  Portfolio's  assets falls below 300% of its  borrowings,  it will reduce its borrowings  within three business days. No more than 10% of the value of the Portfolio's total assets at the time of providing such security may be used to secure borrowings.

3.       The Portfolio  will not invest more than 5% of its total assets in the  securities of any one issuer  (except cash and cash instruments,  securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities,  or instruments secured by these money market instruments, such as repurchase agreements).

4.       The Portfolio  will not invest more than 5% of the value of its total assets in securities  of companies,  including  their predecessors, that have been in operation for less than three years.

5.       The Portfolio  will not invest more than 5% of the value of its total assets in foreign  securities  which are not publicly traded in the United States.

6.       The  Portfolio  will not  purchase or sell real estate,  although it may invest in  marketable  securities  secured by real estate or  interests in real  estate,  and it may invest in the  marketable  securities  of  companies  investing or dealing in real estate.

7.       The Portfolio  will not purchase or sell  commodities or commodity  contracts or oil, gas, or other mineral  exploration or development programs. However, it may invest in the marketable securities of companies investing in or sponsoring such programs.

8.       The  Portfolio  may not make loans,  except that the Portfolio  may (i) lend  portfolio  securities in accordance  with the
Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market  securities and enter into  repurchase  agreements;  and (iii) acquire  publicly  distributed or privately  placed debt securities.

9.       The Portfolio will not write, purchase, or sell puts, calls, or any combination thereof.

10.      The Portfolio  will not make short sales of  securities  or maintain  short  positions,  unless:  during the time the short position  is  open,  it owns  an  equal  amount  of the  securities  sold or  securities  readily  and  freely  convertible  into or exchangeable,  without  payment  of  additional  consideration,  for  securities  of the same  issue as, and equal in amount to, the securities  sold short;  and not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

11.      The Portfolio will not purchase securities of a company for the purpose of exercising control or management.  However,  the
Portfolio  may invest in up to 10% of the voting  securities of any one issuer and may exercise its voting  powers  consistent  with the best  interests of the  Portfolio.  From time to time,  the  Portfolio,  together  with other  investment  companies  advised by subsidiaries or affiliates of Federated  Investors,  may together buy and hold substantial  amounts of a company's voting stock. All such stock may be voted  together.  In some such cases,  the Portfolio and the other  investment  companies  might  collectively  be considered to be in control of the company in which they have invested. In some cases, Directors,  agents,  employees,  officers, or others  affiliated with or acting for the Portfolio,  its  Sub-advisor,  or affiliated  companies might possibly become directors of companies in which the Portfolio holds stock.

12.      The  Portfolio  will not invest more than 25% of the value of its total  assets in one  industry.  However,  for  temporary defensive  purposes,  the  Portfolio may at times invest more than that  percentage  in: cash and cash items;  securities  issued or guaranteed by the U.S. government,  its agencies,  or  instrumentalities;  or instruments secured by these money market instruments, such as repurchase agreements.

Investment Restrictions Applicable Only to the AST PIMCO Total Return Bond Portfolio:

1.       The Portfolio  will not invest in a security if, as a result of such  investment,  more than 25% of its total assets (taken at market value at the time of  investment)  would be invested in securities of issuers of a particular  industry,  except that this restriction  does not apply to  securities  issued or guaranteed by the U.S.  government  or its agencies or  instrumentalities  (or repurchase agreements with respect thereto);

2.       The Portfolio will not, with respect to 75% of its total assets,  invest in a security if, as a result of such  investment, more than 5% of its total assets (taken at market value at the time of  investment)  would be invested in the  securities of any one issuer,  except that this  restriction does not apply to securities  issued or guaranteed by the U.S.  government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

3.       The Portfolio  will not,  with respect to 75% of its assets,  invest in a security if, as a result of such  investment,  it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer;

4.       The  Portfolio  will not  purchase or sell real  estate  (although  it may  purchase  securities  secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5.       The Portfolio will not purchase or sell  commodities  contracts or oil, gas or mineral  programs.  This  restriction  shall not prohibit the  Portfolio,  subject to  restrictions  stated in the Trust's  Prospectus  and  elsewhere  in this  Statement,  from purchasing,  selling or entering into futures contracts,  options on futures contracts,  foreign currency forward contracts, foreign currency  options,  or any  interest  rate,  securities  related or foreign  currency-related  hedging  instrument,  including  swap agreements and other derivative  instruments,  subject to compliance with any applicable  provisions of the federal  securities laws or commodities laws;

6.       The Portfolio will not borrow money, issue senior securities,  pledge,  mortgage,  hypothecate its assets,  except that the
Portfolio may (i) borrow from banks or enter into reverse  repurchase  agreements,  or employ  similar  investment  techniques,  and pledge its assets in connection  therewith,  but only if  immediately  after each  borrowing  there is an asset coverage of 300% and
(ii) enter into  transactions  in options,  futures and options on futures and other  derivative  instruments  as  described  in the
Trust's  Prospectus  and this  Statement  (the  deposit of assets in escrow in  connection  with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis,  collateral  arrangements with respect to initial or  variation  margin  deposits  for future  contracts  and  commitments  entered  into under swap  agreements  or other  derivative instruments, will not be deemed to be pledges of the Portfolio's assets);

7.       The  Portfolio  will not lend  funds or other  assets,  except  that the  Portfolio  may,  consistent  with its  investment objective  and  policies:  (a)  invest  in debt  obligations,  including  bonds,  debentures  or  other  debt  securities,  bankers'
acceptances and commercial  paper,  even though the purchase of such obligations may be deemed to be the making of a loan, (b) enter into  repurchase  agreements,  and (c) lend its  Portfolio  securities  in an amount not to exceed  one-third the value of its total assets,  provided  such loans are and in  accordance  with  applicable  guidelines  established  by the SEC and the Trust's Board of
Trustees; or

8.       The  Portfolio  will not  maintain  a short  position,  or  purchase,  write or sell  puts,  calls,  straddles,  spreads or combinations  thereof,  except as set forth in the Trust's Prospectus and this Statement for transactions in options,  futures,  and options on futures transactions arising under swap agreements or other derivative instruments.

Investment Restrictions Applicable Only to the AST PIMCO Limited Maturity Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Invest in a security if, as a result of such  investment,  more than 25% of its total assets  (taken at market value at the time of such  investment)  would be invested in the securities of issuers in any particular  industry,  except that this restriction does not apply to securities  issued or  guaranteed  by the U.S.  Government  or its agencies or  instrumentalities  (or  repurchase agreements with respect thereto);

2.       With  respect to 75% of its  assets,  invest in a security  if, as a result of such  investment,  more than 5% of its total assets (taken at market value at the time of such  investment)  would be invested in securities of any one issuer,  except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

3.       With  respect to 75% of its assets,  invest in a security if, as a result of such  investment,  it would hold more than 10%
(taken at the time of such investment) of the outstanding voting securities of any one issuer;

4.       Purchase  or sell real  estate  (although  it may  purchase  securities  secured by real estate or  interests  therein,  or securities issued by companies which invest in real estate, or interests therein);

5.       Purchase or sell  commodities  or  commodities  contracts  or oil,  gas or mineral  programs.  This  restriction  shall not prohibit the  Portfolio,  subject to  restrictions  described in the Prospectus and elsewhere in this  Statement,  from  purchasing, selling or entering into futures contracts,  options, or any interest rate,  securities-related or foreign  currency-related hedging instrument,  including swap agreements and other  derivative  instruments,  subject to compliance with any applicable  provisions of the federal securities or commodities laws;

6.       Borrow money, issue senior  securities,  or pledge,  mortgage or hypothecate its assets,  except that the Portfolio may (i)
borrow from banks or enter into reverse repurchase  agreements,  or employ similar investment  techniques,  and pledge its assets in connection  therewith,  but only if  immediately  after  each  borrowing  there  is asset  coverage  of 300%  and  (ii)  enter  into transactions  in options,  futures and options on futures and other  derivative  instruments  as described in the  Prospectus and in this Statement  (the deposit of assets in escrow in connection  with the writing of covered put and call options and the purchase of securities  on a  when-issued  or delayed  delivery  basis,  collateral  arrangements  with respect to initial or  variation  margin deposits for futures  contracts and commitments  entered into under swap  agreements or other  derivative  instruments,  will not be deemed to be pledges of the Portfolio assets);

7.       Lend any funds or other assets,  except that a Portfolio may,  consistent with its investment  objective and policies:  (a)
invest in debt  obligations,  including bonds,  debentures or other debt securities,  banker'  acceptance and commercial paper, even though the purchase of such  obligations  may be deemed to be the making of loans,  (b) enter into  repurchase  agreements,  and (c)
lend its portfolio  securities in an amount not to exceed  one-third of the value of its total assets,  provided such loans are made in accordance with applicable guidelines established by the SEC and the Trust's Board of Trustees; or

8.       Maintain a short position, or purchase,  write or sell puts, calls,  straddles,  spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this Statement.

Investment Restrictions Applicable Only to the AST Money Market Portfolio:

1.       The  Portfolio  will not  purchase a security  if as a result,  the  Portfolio  would own more than 10% of the  outstanding voting securities of any issuer.

2.       As to 75% of the value of its total  assets,  the  Portfolio  will not invest more than 5% of its total  assets,  at market value,  in the  securities  of any one issuer  (except  securities  issued or  guaranteed  by the U.S.  Government,  its agencies or instrumentalities).

3.       The  Portfolio  will not  acquire any  illiquid  securities,  such as  repurchase  agreements  with more than seven days to maturity or fixed time deposits with a duration of over seven  calendar  days, if as a result  thereof,  more than 10% of the market value of the Portfolio's total assets would be in investments which are illiquid.

4.       The Portfolio  will not purchase a security if as a result,  more than 25% of its total assets,  at market value,  would be invested in the securities of issuers  principally  engaged in the same industry (except securities issued or guaranteed by the U.S.
Government,  its agencies or  instrumentalities,  negotiable  certificates of deposit,  time deposits,  and bankers'  acceptances of
United States branches of United States banks).

5.       The Portfolio will not enter into reverse repurchase  agreements  exceeding in the aggregate  one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements.

6.       The Portfolio will not borrow money,  except from banks for  extraordinary  or emergency  purposes and then only in amounts not to exceed 10% of the value of the  Portfolio's  total assets,  taken at cost, at the time of such  borrowing.  The Portfolio may not mortgage,  pledge or  hypothecate  any assets except in connection  with any such  borrowing and in amounts not to exceed 10% of the  value  of the  Portfolio's  net  assets  at the time of such  borrowing.  The  Portfolio  will not  purchase  securities  while borrowings  exceed 5% of the  Portfolio's  total assets.  This  borrowing  provision is included to  facilitate  the orderly sale of securities,  for example,  in the event of abnormally heavy redemption  requests,  and is not for investment  purposes and shall not apply to reverse repurchase agreements.

7.       The Portfolio  will not make loans,  except through  purchasing or holding debt  obligations,  or entering into  repurchase agreements, or loans of Portfolio securities in accordance with the Portfolio's investment objectives and policies.

8.       The  Portfolio  will not purchase  securities  on margin,  make short sales of  securities,  or maintain a short  position, provided  that this  restriction  shall not be deemed to be  applicable  to the  purchase or sale of  when-issued  securities  or of securities for delivery at a future date.

9.       The  Portfolio  will not  purchase or sell puts,  calls,  straddles,  spreads,  or any  combination  thereof;  real estate;
commodities;  or commodity  contracts  or  interests  in oil, gas or mineral  exploration  or  development  programs.  However,  the
Portfolio may purchase  bonds or commercial  paper issued by companies  which invest in real estate or interests  therein  including real estate investment trusts.

Investment  Restrictions  Applicable Only to the AST Scudder Japan Portfolio,  AST AIM International  Equity Portfolio,  the AST MFS
Global Equity  Portfolio,  the AST Janus Small-Cap Growth Portfolio,  the AST Kemper Small-Cap Growth  Portfolio,  the AST Federated
Aggressive Growth Portfolio,  the AST Lord Abbett Small Cap Value Portfolio,  the AST Janus Mid-Cap Growth Portfolio,  the AST Alger
Mid-Cap Growth Portfolio,  the AST Neuberger Berman Mid-Cap Growth Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio, the
AST Alger All-Cap Growth Portfolio,  the AST Gabelli All-Cap Value Portfolio,  the AST Kinetics Internet Portfolio, the AST Alliance
Growth Portfolio,  the AST MFS Growth Portfolio,  the AST Alger Growth Portfolio,  the AST Marsico Capital Growth Portfolio, the AST
Janus Strategic Value Portfolio,  the AST Cohen & Steers Realty  Portfolio,  the AST Sanford  Bernstein Managed Index 500 Portfolio,
the AST American Century Income & Growth  Portfolio,  the AST MFS Growth with Income Portfolio,  the AST AIM Balanced  Portfolio and the AST Lord Abbett Bond-Debenture Portfolio.

         1.       No Portfolio may issue senior securities, except as permitted under the 1940 Act.

         2.       No Portfolio  may borrow  money,  except that a Portfolio  may (i) borrow money for  non-leveraging,  temporary or emergency  purposes,  and (ii) engage in reverse repurchase  agreements and make other investments or engage in other  transactions, which may involve a borrowing,  in a manner  consistent with the Portfolio's  investment  objective and policies;  provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's  assets  (including the amount  borrowed) less liabilities  (other than  borrowings) or such other  percentage  permitted by law. Any  borrowings  which come to exceed this amount will be reduced in accordance  with  applicable law.  Subject to the above  limitations,  a Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

         3.       No Portfolio may underwrite  securities  issued by other  persons,  except to the extent that the Portfolio may be deemed to be an  underwriter  (within  the  meaning of the  Securities  Act of 1933) in  connection  with the  purchase  and sale of portfolio securities.

         4.       No Portfolio may purchase or sell real estate unless  acquired as a result of the ownership of securities or other instruments;  provided that this  restriction  shall not prohibit a Portfolio  from  investing in  securities  or other  instruments backed by real estate or in securities of companies engaged in the real estate business.

         5.       No Portfolio may purchase or sell physical  commodities unless acquired as a result of the ownership of securities or instruments;  provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible  options and futures transactions and forward foreign currency  contracts in accordance with the Portfolio's  investment  policies,  or (ii) investing in securities of any kind.

         6.       No Portfolio may make loans,  except that a Portfolio  may (i) lend  portfolio  securities in accordance  with the
Portfolio's  investment  policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market  securities and enter into  repurchase  agreements,  and (iii) acquire  publicly  distributed or privately  placed debt securities.

         7.       No Portfolio  other than the AST Kinetics  Internet  Portfolio  and the AST Cohen & Steers  Realty  Portfolio  may
purchase any security if, as a result,  more than 25% of the value of the Portfolio's  assets would be invested in the securities of issuers  having  their  principal  business  activities  in the same  industry;  provided  that this  restriction  does not apply to investments in obligations issued or guaranteed by the U.S.  Government or any of its agencies or  instrumentalities  (or repurchase agreements with respect  thereto).  The AST Kinetics  Internet  Portfolio will invest at least 25% of its total assets in securities of  companies  engaged in the Internet and  Internet-related  activities.  The AST Cohen & Steers  Realty  Portfolio  will invest at least 25% of its total assets in securities of companies engaged in the real estate business.

         8.       No Portfolio  other than the AST Janus Mid-Cap Growth  Portfolio,  the AST Kinetics  Internet  Portfolio,  the AST
Janus  Strategic  Value  Portfolio  and the AST Cohen & Steers Realty  Portfolio  may, with respect to 75% of the value of its total assets,  purchase the  securities of any issuer  (other than  securities  issued or guaranteed by the U.S.  Government or any of its agencies or  instrumentalities)  if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the  securities  of such issuer,  or (ii) more than 10% of the  outstanding  voting  securities  of such issuer would be held by the
Portfolio.  The AST Janus Mid-Cap Growth  Portfolio,  the AST Kinetics Internet  Portfolio,  the AST Janus Strategic Value Portfolio
and the AST Cohen & Steers Realty  Portfolio may not, with respect to 50% of a Portfolio's  total assets,  invest in the  securities of any one issuer (other than the U.S. Government and its agencies and  instrumentalities),  if immediately after and as a result of such investment more than 5% of the total assets of the Portfolio would be invested in such issuer.

         If a restriction on a Portfolio's  investments is adhered to at the time an investment is made, a subsequent  change in the percentage  of  Portfolio  assets  invested  in  certain  securities  or other  instruments,  or change in average  duration  of the
Portfolio's  investment  portfolio,  resulting from changes in the value of the Portfolio's  total assets,  will not be considered a violation of the restriction;  provided,  however, that the asset coverage requirement  applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         With  respect to  investment  restrictions  (2) and (6), a  Portfolio  will not borrow or lend to any other fund  unless it applies for and receives an exemptive  order from the SEC, if so required,  or the SEC issues rules  permitting  such  transactions.
There is no assurance the SEC would grant any order requested by a Portfolio or promulgate any rules allowing the transactions.

         With respect to  investment  restriction  (6), the  restriction  on making loans is not  considered  to limit a Portfolio's investments in loan participations and assignments.

         With respect to investment  restriction (7), the AST AIM International  Equity Portfolio and the AST AIM Balanced Portfolio
will not consider a bank-issued  guaranty or financial  guaranty  insurance as a separate  security for purposes of determining  the percentage of the Portfolios' assets invested in the securities of issuers in a particular industry.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the  investment  instruments,  techniques  and methods which may be used by one or more of the  Portfolios  and the risks  attendant  thereto are  described  below.  Other risk factors and  investment  methods may be  described  in the  "Investment
Objectives  and  Policies"  and  "Certain  Risk  Factors  and  Investment  Methods"  section in the  Trust's  Prospectus  and in the
"Investment  Objectives and Policies"  section of this  Statement.  The risks and investment  methods  described below apply only to those Portfolios which may invest in such instruments or use such techniques.

Debt Obligations:

         Yields on short,  intermediate,  and long-term  securities  are dependent on a variety of factors,  including,  the general conditions of the money and bond markets, the size of a particular offering,  the maturity of the obligation,  and the rating of the issue.  Debt  securities  with longer  maturities  tend to produce higher yields and are generally  subject to  potentially  greater capital  appreciation  and  depreciation  than  obligations  with shorter  maturities  and lower  yields.  The market prices of debt securities  usually  vary,  depending  upon  available  yields.  An increase in interest  rates will  generally  reduce the value of portfolio investments,  and a decline in interest rates will generally increase the value of portfolio  investments.  The ability of the  Portfolio  to achieve  its  investment  objectives  is also  dependent  on the  continuing  ability of the  issuers of the debt securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due.

Special Risks Associated with Low-Rated and Comparable Unrated Securities:

         Low-rated and comparable unrated securities,  while generally offering higher yields than investment-grade  securities with similar maturities,  involve greater risks,  including the possibility of default or bankruptcy.  They are regarded as predominantly speculative  with  respect to the  issuer's  capacity to pay  interest  and repay  principal.  The special  risk  considerations  in connection with such investments are discussed below.  See the Appendix of this Statement for a discussion of securities ratings.

         Effect of Interest Rates and Economic Changes.  The low-rated and comparable  unrated  securities market is relatively new, and its growth  paralleled  a long  economic  expansion.  As a result,  it is not clear how this  market may  withstand  a prolonged recession or economic  downturn.  Such a prolonged  economic downturn could severely disrupt the market for and adversely affect the value of such securities.

         All  interest-bearing  securities  typically  experience  appreciation  when interest rates decline and  depreciation  when interest  rates rise.  The market  values of low-rated  and  comparable  unrated  securities  tend to reflect  individual  corporate developments  to a greater extent than do  higher-rated  securities,  which react  primarily to fluctuations in the general level of interest  rates.  Low-rated  and  comparable  unrated  securities  also tend to be more  sensitive to economic  conditions  than are higher-rated  securities.  As a result,  they generally  involve more credit risks than securities in the  higher-rated  categories.
During an economic  downturn or a sustained period of rising interest rates,  highly  leveraged  issuers of low-rated and comparable unrated  securities may experience  financial  stress and may not have sufficient  revenues to meet their payment  obligations.  The issuer's ability to service its debt obligations may also be adversely  affected by specific  corporate  developments,  the issuer's inability to meet specific projected business  forecasts,  or the  unavailability of additional  financing.  The risk of loss due to default by an issuer of  low-rated  and  comparable  unrated  securities  is  significantly  greater  than  issuers of  higher-rated securities  because such securities are generally  unsecured and are often subordinated to other creditors.  Further,  if the issuer of a low-rated and comparable  unrated security  defaulted,  a Portfolio might incur additional  expenses to seek recovery.  Periods of economic  uncertainty  and changes  would also  generally  result in increased  volatility  in the market prices of low-rated and comparable unrated securities and thus in a Portfolio's net asset value.

         As  previously  stated,  the value of such a security will decrease in a rising  interest rate market and  accordingly,  so will a Portfolio's net asset value.  If a Portfolio  experiences  unexpected net  redemptions in such a market,  it may be forced to liquidate  a portion of its  portfolio  securities  without  regard to their  investment  merits.  Due to the limited  liquidity  of high-yield  securities  (discussed  below) a Portfolio may be forced to liquidate these  securities at a substantial  discount.  Any such  liquidation  would reduce a Portfolio's  asset base over which  expenses could be allocated and could result in a reduced rate of return for a Portfolio.

         Payment  Expectations.  Low-rated and comparable  unrated  securities  typically  contain  redemption,  call, or prepayment provisions  which permit the issuer of such securities  containing such provisions to, at their  discretion,  redeem the securities.
During  periods of falling  interest  rates,  issuers of high-yield  securities  are likely to redeem or prepay the  securities  and refinance them with debt  securities  with a lower interest  rate. To the extent an issuer is able to refinance the  securities,  or otherwise  redeem them, a Portfolio  may have to replace the  securities  with a  lower-yielding  security,  which would result in a lower return for a Portfolio.

         Issuers of  lower-rated  securities  are often highly  leveraged,  so that their ability to service their debt  obligations during an economic  downturn or during  sustained  periods of rising interest rates may be impaired.  Such issuers may not have more traditional  methods of financing  available to them and may be unable to repay outstanding  obligations at maturity by refinancing.
The risk of loss due to default in payment of interest or repayment of principal by such issuers is  significantly  greater  because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         Credit Ratings.  Credit ratings issued by  credit-rating  agencies  evaluate the safety of principal and interest  payments of rated  securities.  They do not,  however,  evaluate the market value risk of low-rated and comparable  unrated  securities  and, therefore,  may not fully reflect the true risks of an investment.  In addition,  credit-rating  agencies may or may not make timely changes in a rating to reflect  changes  in the  economy or in the  condition  of the  issuer  that  affect the market  value of the security.  Consequently,  credit ratings are used only as a preliminary  indicator of investment  quality.  Investments in low-rated and  comparable  unrated  securities  will be more  dependent  on the  Sub-advisor's  credit  analysis  than  would be the case with investments in  investment-grade  debt  securities.  The Sub-advisor  may employ its own credit  research and analysis,  which could include a study of existing  debt,  capital  structure,  ability to service debt and to pay dividends,  the issuer's  sensitivity to economic  conditions,  its  operating  history,  and the  current  trend of  earnings.  The  Sub-advisor  continually  monitors  the investments  in a Portfolio and evaluates  whether to dispose of or to retain  low-rated and  comparable  unrated  securities  whose credit ratings or credit quality may have changed.

         Liquidity  and  Valuation.  A  Portfolio  may have  difficulty  disposing  of  certain  low-rated  and  comparable  unrated securities  because  there may be a thin  trading  market for such  securities.  Because  not all  dealers  maintain  markets in all low-rated and comparable  unrated  securities,  there is no established  retail  secondary  market for many of these  securities.  A
Portfolio  anticipates  that such securities could be sold only to a limited number of dealers or  institutional  investors.  To the extent a secondary  trading market does exist, it is generally not as liquid as the secondary  market for  higher-rated  securities.
The lack of a liquid  secondary  market may have an adverse impact on the market price of the security.  As a result,  a Portfolio's asset value and a Portfolio's ability to dispose of particular  securities,  when necessary to meet a Portfolio's liquidity needs or in response to a specific  economic event, may be impacted.  The lack of a liquid  secondary market for certain  securities may also make it more  difficult  for the  Portfolio  to obtain  accurate  market  quotations  for  purposes of valuing a  Portfolio.  Market quotations are generally  available on many  low-rated and  comparable  unrated issues only from a limited number of dealers and may not necessarily  represent firm bids of such dealers or prices for actual sales. During periods of thin trading,  the spread between bid and asked prices is likely to increase significantly.  In addition,  adverse publicity and investor perceptions,  whether or not based on fundamental analysis,  may decrease the values and liquidity of low-rated and comparable unrated securities,  especially in a thinly-traded market.

Put and Call Options:

         Writing  (Selling)  Call Options.  A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified  price (the  exercise  price),  at expiration  of the option  (European  style) or at any time until a certain date (the expiration  date)  (American  style).  So long as the  obligation  of the writer of a call option  continues,  he may be assigned an exercise  notice by the  broker-dealer  through  whom such  option was sold,  requiring  him to deliver the  underlying  security or currency  against  payment of the exercise  price.  This  obligation  terminates  upon the  expiration  of the call option,  or such earlier time at which the writer effects a closing  purchase  transaction by  repurchasing  an option  identical to that  previously sold.

          When writing a call option,  a Portfolio,  in return for the  premium,  gives up the  opportunity  for profit from a price increase in the underlying  security or currency above the exercise price, but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns  securities or currencies not subject to an option,  the Portfolio has no control over when it may be required to sell the underlying  securities or currencies,  since it may be assigned an exercise  notice at any time prior to the expiration of its  obligation as a writer.  If a call option which the Portfolio has written  expires,  the
Portfolio  will  realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the underlying  security or currency during the option period.  If the call option is exercised,  a Portfolio will realize a gain or loss from the sale of the underlying security or currency.

          Writing  (Selling) Put Options.  A put option gives the purchaser of the option the right to sell, and the writer (seller)
has the obligation to buy, the underlying  security or currency at the exercise price during the option period  (American  style) or at the  expiration  of the option  (European  style).  So long as the  obligation  of the writer  continues,  he may be  assigned an exercise  notice by the  broker-dealer  through  whom such option was sold,  requiring  him to make  payment of the  exercise  price against  delivery of the underlying  security or currency.  The operation of put options in other respects,  including their related risks and rewards, is substantially identical to that of call options.

         Premium  Received from Writing Call or Put Options.  A Portfolio  will receive a premium from writing a put or call option, which  increases such  Portfolio's  return in the event the option expires  unexercised or is closed out at a profit.  The amount of the premium will reflect,  among other  things,  the  relationship  of the market price of the  underlying  security to the exercise price of the option,  the term of the option and the  volatility of the market price of the underlying  security.  By writing a call option,  a Portfolio  limits its  opportunity to profit from any increase in the market value of the  underlying  security above the exercise  price of the option.  By writing a put  option,  a  Portfolio  assumes  the risk that it may be  required to purchase  the underlying  security for an exercise price higher than its then current market value,  resulting in a potential  capital loss if the purchase price exceeds the market value plus the amount of the premium  received,  unless the security  subsequently  appreciates in value.

         Closing  Transactions.  Closing  transactions  may be effected in order to realize a profit on an outstanding  call option, to prevent an underlying  security or currency from being called, or, to permit the sale of the underlying  security or currency.  A
Portfolio may terminate an option that it has written prior to its  expiration by entering into a closing  purchase  transaction  in which it  purchases  an option  having the same terms as the option  written.  A Portfolio  will  realize a profit or loss from such transaction if the cost of such  transaction is less or more than the premium  received from the writing of the option.  In the case of a put  option,  any loss so  incurred  may be  partially  or  entirely  offset by the premium  received  from a  simultaneous  or subsequent  sale of a  different  put  option.  Because  increases  in the market  price of a call  option  will  generally  reflect increases in the market price of the  underlying  security,  any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Portfolio.

          Furthermore,  effecting a closing  transaction  will permit the Portfolio to write  another call option on the  underlying security or  currency  with either a  different  exercise  price or  expiration  date or both.  If the  Portfolio  desires to sell a particular  security or currency from its portfolio on which it has written a call option,  or purchased a put option,  it will seek to effect a closing  transaction  prior to, or  concurrently  with,  the sale of the security or currency.  There is, of course,  no assurance that the Portfolio will be able to effect such closing  transactions at a favorable  price. If the Portfolio  cannot enter into such a transaction,  it may be required to hold a security or currency that it might  otherwise  have sold.  When the Portfolio writes a covered call option,  it runs the risk of not being able to participate in the  appreciation  of the underlying  securities or currencies  above the exercise  price,  as well as the risk of being  required to hold on to  securities  or currencies  that are depreciating in value.  This could result in higher  transaction  costs. The Portfolio will pay transaction costs in connection with the writing of options to close out previously  written options.  Such  transaction  costs are normally higher than those applicable to purchases and sales of portfolio securities.

          Purchasing  Call  Options.  Call  options may be  purchased by a Portfolio  for the purpose of  acquiring  the  underlying securities  or  currencies  for its  portfolio.  Utilized in this  fashion,  the purchase of call options  enables the  Portfolio to acquire the  securities  or  currencies  at the exercise  price of the call option plus the premium  paid.  At times the net cost of acquiring  securities or currencies  in this manner may be less than the cost of acquiring  the  securities or currencies  directly.
This  technique  may also be useful to a Portfolio  in  purchasing  a large block of  securities  or  currencies  that would be more difficult to acquire by direct  market  purchases.  So long as it holds such a call option  rather than the  underlying  security or currency itself,  the Portfolio is partially  protected from any unexpected  decline in the market price of the underlying  security or currency  and in such event could  allow the call option to expire,  incurring a loss only to the extent of the premium  paid for the option.

          Purchasing Put Options.  A Portfolio may purchase a put option on an underlying  security or currency (a "protective put")
owned by the Portfolio as a defensive  technique in order to protect against an anticipated  decline in the value of the security or currency.  Such hedge  protection  is provided only during the life of the put option when the  Portfolio,  as the holder of the put option,  is able to sell the underlying  security or currency at the put exercise price  regardless of any decline in the underlying security's  market price or currency's  exchange value.  For example,  a put option may be purchased in order to protect  unrealized appreciation of a security or currency where a Sub-advisor  deems it desirable to continue to hold the security or currency  because of tax  considerations.  The premium  paid for the put option and any  transaction  costs would  reduce any capital  gain  otherwise available for distribution when the security or currency is eventually sold.

          By purchasing put options on a security or currency it does not own, the Portfolio  seeks to benefit from a decline in the market price of the underlying  security or currency.  If the put option is not sold when it has remaining  value, and if the market price of the  underlying  security  or currency  remains  equal to or greater  than the  exercise  price  during the life of the put option,  the  Portfolio  will lose its  entire  investment  in the put  option.  In order  for the  purchase  of a put  option to be profitable,  the market price of the  underlying  security or currency must decline  sufficiently  below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

          Dealer  Options.  Exchange-traded  options  generally  have a continuous  liquid  market  while dealer  options have none.
Consequently,  the Portfolio  will  generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly,  when the Portfolio  writes a dealer  option,  it generally will be able to close out the option prior to its  expiration  only by entering  into a closing  purchase  transaction  with the dealer to which the
Portfolio  originally  wrote the option.  While the  Portfolio  will seek to enter into dealer  options  only with  dealers who will agree to and which are expected to be capable of entering into closing  transactions  with the Portfolio,  there can be no assurance that the  Portfolio  will be able to  liquidate a dealer  option at a  favorable  price at any time prior to  expiration.  Until the
Portfolio,  as a covered  dealer  call  option  writer,  is able to effect a closing  purchase  transaction,  it will not be able to liquidate  securities  (or other assets) used as cover until the option  expires or is exercised.  In the event of insolvency of the contra party,  the Portfolio  may be unable to liquidate a dealer  option.  With respect to options  written by the  Portfolio,  the inability to enter into a closing  transaction  may result in material  losses to the  Portfolio.  For example,  since the Portfolio must  maintain a secured  position  with respect to any call option on a security it writes,  the  Portfolio may not sell the assets which it has  segregated  to  secure  the  position  while it is  obligated  under the  option.  This  requirement  may  impair  the
Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the SEC has taken the  position  that  purchased  dealer  options  and the assets  used to secure the written dealer  options are  illiquid  securities.  The  Portfolio  may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio  may  repurchase  the OTC option it has written for a maximum  price to be  calculated by a  predetermined formula.  In such cases,  the OTC option would be  considered  illiquid  only to the extent the maximum  repurchase  price under the formula  exceeds the  intrinsic  value of the option.  To this extent,  the  Portfolio  will treat dealer  options as subject to the
Portfolio's  limitation  on  unmarketable  securities.  If the SEC changes its  position on the  liquidity  of dealer  options,  the
Portfolio will change its treatment of such instruments accordingly.

         Certain  Risk  Factors in Writing  Call  Options  and in  Purchasing  Call and Put  Options:  During the option  period,  a
Portfolio,  as writer of a call option has, in return for the premium  received on the option,  given up the opportunity for capital appreciation  above the exercise price should the market price of the  underlying  security  increase,  but has retained the risk of loss  should the price of the  underlying  security  decline.  The writer has no control  over the time when it may be  required  to fulfill its  obligation  as a writer of the option.  The risk of  purchasing a call or put option is that the Portfolio may lose the premium it paid plus  transaction  costs.  If the  Portfolio  does not  exercise  the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An option  position  may be closed out only on an exchange  which  provides a secondary  market.  There can be no assurance that a liquid  secondary  market will exist for a particular  option at a particular  time and that the  Portfolio can close out its position by effecting a closing  transaction.  If the Portfolio is unable to effect a closing purchase  transaction,  it cannot sell the  underlying  security until the option  expires or the option is exercised.  Accordingly,  the Portfolio may not be able to sell the underlying  security at a time when it might otherwise be  advantageous  to do so. Possible  reasons for the absence of a liquid secondary market include the following:  (i) insufficient  trading  interest in certain options;  (ii)  restrictions on transactions imposed by an exchange;  (iii) trading  halts,  suspensions  or other  restrictions  imposed with respect to  particular  classes or series of options or underlying  securities;  (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading  volume;  and (v) a decision  by one or more  exchanges  to  discontinue  the trading of options or impose  restrictions  on orders.  In  addition,  the hours of trading for options may not conform to the hours  during which the  underlying  securities  are traded.  To the extent that the options markets close before the markets for the underlying  securities,  significant price and rate movements can take place in the  underlying  markets that cannot be reflected in the options  markets.  The purchase of options is a highly specialized  activity which involves investment  techniques and risks different from those associated with ordinary portfolio securities transactions.

         Each exchange has established  limitations governing the maximum number of call options,  whether or not covered, which may be written by a single investor  acting alone or in concert with others  (regardless of whether such options are written on the same or different  exchanges or are held or written on one or more  accounts or through one or more  brokers).  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

Options on Stock Indices:

         Options on stock indices are similar to options on specific  securities  except that, rather than the right to take or make delivery of the  specific  security  at a specific  price,  an option on a stock  index gives the holder the right to receive,  upon exercise of the option,  an amount of cash if the closing  level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to such  difference  between the closing price of the index and the exercise  price of the option  expressed in dollars  multiplied  by a specified  multiple.  The writer of the option is  obligated,  in return  for the  premium  received,  to make  delivery  of this  amount.  Unlike  options on  specific securities,  all  settlements  of options on stock  indices are in cash and gain or loss depends on general  movements in the stocks included in the index rather than price  movements in particular  stocks.  A stock index  futures  contract is an agreement in which one party  agrees to deliver to the other an amount of cash equal to a specific  amount  multiplied  by the  difference  between the value of a specific  stock  index at the close of the last  trading  day of the  contract  and the price at which the  agreement  is made.  No physical delivery of securities is made.

         Risk  Factors in Options on Indices.  Because the value of an index option  depends upon the  movements in the level of the index rather than upon movements in the price of a particular  security,  whether the Portfolio will realize a gain or a loss on the purchase  or sale of an option on an index  depends  upon the  movements  in the level of prices in the  market  generally  or in an industry or market  segment  rather than upon  movements in the price of the  individual  security.  Accordingly,  successful use of positions will depend upon a Sub-advisor's  ability to predict  correctly  movements in the direction of the market  generally or in the direction of a particular  industry.  This requires  different  skills and techniques than  predicting  changes in the prices of individual securities.

         Index prices may be distorted  if trading of  securities  included in the index is  interrupted.  Trading in index  options also may be  interrupted  in certain  circumstances,  such as if trading were halted in a  substantial  number of  securities in the index.  If this  occurred,  a  Portfolio  would  not be able to close  out  options  which  it had  written  or  purchased  and,  if restrictions  on exercise  were  imposed,  might be unable to exercise an option it  purchased,  which would  result in  substantial losses.

         Price  movements  in  Portfolio  securities  will not  correlate  perfectly  with  movements  in the level of the index and therefore,  a Portfolio  bears the risk that the price of the  securities  may not  increase  as much as the level of the index.  In this event,  the  Portfolio  would bear a loss on the call which would not be  completely  offset by  movements in the prices of the securities.  It is also possible that the index may rise when the value of the  Portfolio's  securities  does not. If this occurred, a Portfolio  would  experience a loss on the call which would not be offset by an increase in the value of its  securities and might also experience a loss in the market value of its securities.

         Unless a Portfolio  has other  liquid  assets  which are  sufficient  to satisfy the  exercise of a call on the index,  the
Portfolio will be required to liquidate securities in order to satisfy the exercise.

         When a Portfolio  has written a call on an index,  there is also the risk that the market may decline  between the time the
Portfolio  has the call  exercised  against  it,  at a price  which is fixed  as of the  closing  level of the  index on the date of exercise,  and the time the Portfolio is able to sell  securities.  As with options on securities,  the  Sub-advisor  will not learn that a call has been  exercised  until the day following the exercise  date,  but,  unlike a call on securities  where the Portfolio would be able to deliver the underlying  security in  settlement,  the Portfolio may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

         If a Portfolio  exercises a put option on an index which it has purchased  before final  determination of the closing index value for the day, it runs the risk that the level of the  underlying  index may change  before  closing.  If this change causes the exercised  option to fall  "out-of-the-money"  the Portfolio will be required to pay the difference  between the closing index value and the exercise price of the option  (multiplied by the applicable  multiplier) to the assigned writer.  Although the Portfolio may be able to minimize this risk by  withholding  exercise  instructions  until just before the daily cutoff time or by selling  rather than  exercising  an option when the index level is close to the  exercise  price,  it may not be  possible to  eliminate  this risk entirely  because the cutoff time for index  options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Trading in Futures:

          A futures  contract  provides  for the future sale by one party and purchase by another  party of a specified  amount of a specific  financial  instrument  (e.g.,  units of a stock index) for a specified price,  date, time and place designated at the time the  contract  is made.  Brokerage  fees are  incurred  when a  futures  contract  is  bought or sold and  margin  deposits  must be maintained.  Entering  into a  contract  to buy is  commonly  referred  to as buying or  purchasing  a  contract  or  holding a long position.  Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

          Unlike when the  Portfolio  purchases or sells a security,  no price would be paid or received by the  Portfolio  upon the purchase or sale of a futures  contract.  Upon entering into a futures  contract,  and to maintain the Portfolio's open positions in futures  contracts,  the  Portfolio  would be required to deposit  with its  custodian  in a  segregated  account in the name of the futures broker an amount of cash, U.S. government securities,  suitable money market instruments, or other liquid securities,  known as  "initial  margin."  The margin  required  for a  particular  futures  contract is set by the  exchange on which the  contract is traded,  and may be  significantly  modified from time to time by the exchange  during the term of the contract.  Futures  contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

          If the price of an open  futures  contract  changes  (by  increase  in the case of a sale or by  decrease in the case of a purchase)  so that the loss on the  futures  contract  reaches  a point at which the  margin  on  deposit  does not  satisfy  margin requirements,  the broker  will  require an  increase  in the  margin.  However,  if the value of a  position  increases  because of favorable  price changes in the futures  contract so that the margin deposit  exceeds the required  margin,  the broker will pay the excess to the Portfolio.

          These subsequent  payments,  called "variation  margin," to and from the futures broker,  are made on a daily basis as the price of the underlying  assets  fluctuate  making the long and short  positions in the futures  contract more or less  valuable,  a process  known as  "marking  to the  market." A  Portfolio  may or may not earn  interest  income on its margin  deposits.  Although certain  futures  contracts,  by their terms,  require  actual future  delivery of and payment for the  underlying  instruments,  in practice most futures  contracts are usually closed out before the delivery date.  Closing out an open futures contract  purchase or sale is effected by entering into an offsetting  futures contract purchase or sale,  respectively,  for the same aggregate amount of the identical  securities  and the same delivery date. If the  offsetting  purchase price is less than the original sale price,  the
Portfolio  realizes a gain; if it is more, the Portfolio  realizes a loss.  Conversely,  if the  offsetting  sale price is more than the original  purchase price,  the Portfolio  realizes a gain; if it is less, the Portfolio  realizes a loss. The transaction  costs must also be included in these  calculations.  There can be no assurance,  however,  that a Portfolio  will be able to enter into an offsetting  transaction  with respect to a particular  futures  contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

          For example,  one contract in the Financial  Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied  by the level of the UK  Financial  Times 100 Share Index on a given  future date.  Settlement  of a stock index  futures contract may or may not be in the underlying  security.  If not in the underlying  security,  then  settlement will be made in cash, equivalent  over time to the  difference  between the contract  price and the actual price of the  underlying  asset at the time the stock index futures contract expires.

         Options on futures are similar to options on underlying  instruments  except that options on futures give the purchaser the right,  in return for the premium  paid,  to assume a position in a futures  contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract,  at a specified  exercise price at any time  during the period of the  option.  Upon  exercise of the  option,  the  delivery of the futures  position by the writer of the option to the holder of the option will be accompanied  by the delivery of the  accumulated  balance in the writer's  futures margin account  which  represents  the amount by which the market price of the futures  contract,  at  exercise,  exceeds (in the case of a call) or is less than (in the case of a put) the exercise  price of the option on the futures  contract.  Alternatively,  settlement may be made totally in cash.  Purchasers  of options who fail to exercise  their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures  contract is  required to deposit  margin  pursuant to  requirements  similar to those applicable to futures  contracts.  Upon  exercise of an option on a futures  contract,  the delivery of the futures  position by the writer of the option to the holder of the option will be accompanied by delivery of the  accumulated  balance in the writer's margin account.  This  amount  will be equal to the  amount by which the  market  price of the  futures  contract  at the time of  exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although  financial  futures  contracts by their terms call for actual delivery or acceptance of securities,  in most cases the contracts are closed out before the settlement  date without the making or taking of delivery.  Closing out is  accomplished  by effecting an offsetting  transaction.  A futures contract sale is closed out by effecting a futures  contract  purchase for the same aggregate  amount of securities  and the same delivery  date. If the sale price exceeds the offsetting  purchase  price,  the seller immediately  would be paid the  difference and would realize a gain. If the  offsetting  purchase price exceeds the sale price,  the seller would  immediately  pay the  difference and would realize a loss.  Similarly,  a futures  contract  purchase is closed out by effecting a futures  contract sale for the same  securities  and the same delivery  date. If the  offsetting  sale price exceeds the purchase price,  the purchaser would realize a gain,  whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

         Commissions on financial futures  contracts and related options  transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts  covering  primarily the following  financial  instruments:  U.S.
Treasury bonds; U.S.  Treasury notes;  Government  National Mortgage  Association  ("GNMA")  modified  pass-through  mortgage-backed securities;  three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar  certificates of deposit.  It is expected that Futures  contracts  trading in  additional  financial  instruments  will be  authorized.  The standard contract size is generally  $100,000 for Futures  contracts in U.S.  Treasury  bonds,  U.S.  Treasury notes,  and GNMA  pass-through securities  and  $1,000,000 for the other  designated  Futures  contracts.  A public market exists in Futures  contracts  covering a number of indexes,  including,  but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100
Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

         Regulatory  Matters.  The Staff of SEC has taken the  position  that the  purchase  and sale of futures  contracts  and the writing of related  options may give rise to "senior  securities"  for the purposes of the  restrictions  contained in Section 18 of the 1940 Act on  investment  companies'  issuing  senior  securities.  However,  the Staff has  taken  the  position  that no senior security  will be created if a Portfolio  maintains in a segregated  account an amount of cash or other liquid assets at least equal to the amount of the Portfolio's  obligation  under the futures  contract or option.  Similarly,  no senior security will be created if a Portfolio "covers" its futures and options positions by owning corresponding  positions or securities  underlying the positions that enable the  Portfolio  to close out its futures and options  positions  without  paying  additional  cash  consideration.  Each
Portfolio will conduct its purchases and sales of any futures  contracts and writing of related  options  transactions in accordance with these requirements.

         Certain  Risks  Relating  to  Futures  Contracts  and  Related  Options.  There  are  special  risks  involved  in  futures transactions.

                   Volatility and Leverage.  The prices of futures  contracts are volatile and are  influenced,  among other things, by actual and anticipated  changes in the market and interest rates,  which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

          Most United States futures exchanges limit the amount of fluctuation  permitted in futures contract prices during a single trading day. The daily limit  establishes  the maximum  amount that the price of a futures  contract may vary either up or down from the previous day's  settlement  price at the end of a trading  session.  Once the daily limit has been reached in a particular  type of futures  contract,  no trades may be made on that day at a price beyond that limit.  The daily limit governs only price  movement during a particular  trading day and therefore does not limit  potential  losses,  because the limit may prevent the  liquidation of unfavorable  positions.  Futures contract prices have  occasionally  moved to the daily limit for several  consecutive  trading days with little or no trading,  thereby  preventing  prompt  liquidation  of futures  positions and subjecting  some futures  traders to substantial losses.

          Because of the low margin deposits required,  futures trading involves an extremely high degree of leverage.  As a result, a relatively  small price  movement in a futures  contract may result in immediate  and  substantial  loss,  as well as gain, to the investor.  For example,  if at the time of purchase,  10% of the value of the futures  contract is deposited as margin, a subsequent
10% decrease in the value of the futures  contract would result in a total loss of the margin deposit,  before any deduction for the transaction  costs,  if the account  were then  closed  out. A 15%  decrease  would  result in a loss equal to 150% of the  original margin  deposit,  if the contract were closed out. Thus, a purchase or sale of a futures  contract may result in losses in excess of the amount invested in the futures contract.  However,  the Portfolio would presumably have sustained  comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline.  Furthermore,  in the case of a futures  contract  purchase,  in order to be certain that the Portfolio has  sufficient  assets to satisfy its  obligations  under a futures  contract,  the Portfolio  earmarks to the futures contract money market  instruments equal in value to the current value of the underlying instrument less the margin deposit.

                   Liquidity.  The  Portfolio  may elect to close some or all of its  futures  positions  at any time prior to their expiration.  The Portfolio would do so to reduce exposure  represented by long futures  positions or increase  exposure  represented by short futures  positions.  The Portfolio may close its positions by taking  opposite  positions  which would operate to terminate the Portfolio's  position in the futures  contracts.  Final  determinations of variation margin would then be made,  additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

          Futures  contracts may be closed out only on the exchange or board of trade where the  contracts  were  initially  traded.
Although the  Portfolio  intends to purchase or sell futures  contracts  only on exchanges or boards of trade where there appears to be an active  market,  there is no  assurance  that a liquid  market on an exchange or board of trade will exist for any  particular contract at any particular  time. In such event, it might not be possible to close a futures  contract,  and in the event of adverse price  movements,  the Portfolio  would  continue to be required to make daily cash payments of variation  margin.  However,  in the event futures  contracts have been used to hedge the  underlying  instruments,  the Portfolio  would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated.  In such  circumstances,  an increase in the price of the underlying  instruments,  if any, might partially or completely offset losses on the futures contract.  However, as described below, there is no guarantee that the price of the underlying  instruments will, in fact,  correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                   Hedging  Risk.  A  decision  of  whether,  when,  and how to  hedge  involves  skill  and  judgment,  and  even a well-conceived  hedge may be  unsuccessful  to some degree because of unexpected  market  behavior,  market or interest rate trends.
There are several  risks in  connection  with the use by the  Portfolio of futures  contracts as a hedging  device.  One risk arises because of the imperfect  correlation  between  movements in the prices of the futures  contracts and movements in the prices of the underlying  instruments  which are the  subject of the hedge.  Sub-advisor  will,  however,  attempt to reduce this risk by entering into futures  contracts whose movements,  in its judgment,  will have a significant  correlation with movements in the prices of the
Portfolio's underlying instruments sought to be hedged.

          Successful use of futures  contracts by the Portfolio for hedging  purposes is also subject to a Sub-advisor's  ability to correctly  predict  movements in the direction of the market.  It is possible that, when the Portfolio has sold futures to hedge its portfolio  against a decline in the market,  the index,  indices,  or underlying  instruments on which the futures are written might advance and the value of the underlying  instruments  held in the Portfolio's  portfolio might decline.  If this were to occur,  the
Portfolio  would lose money on the futures and also would  experience  a decline in value in its  underlying  instruments.  However, while this might occur to a certain  degree,  Sub-advisor  may believe that over time the value of the  Portfolio's  portfolio  will tend to move in the same  direction as the market  indices which are intended to correlate to the price  movements of the underlying instruments  sought to be hedged.  It is also possible that if the Portfolio  were to hedge against the  possibility of a decline in the market  (adversely  affecting the underlying  instruments  held in its portfolio)  and prices instead  increased,  the Portfolio would lose part or all of the benefit of increased value of those underlying  instruments that it has hedged,  because it would have offsetting losses in its futures positions.  In addition, in such situations,  if the Portfolio had insufficient cash, it might have to sell underlying  instruments to meet daily variation  margin  requirements.  Such sales of underlying  instruments  might be, but would not  necessarily  be, at  increased  prices  (which  would  reflect  the  rising  market).  The  Portfolio  might have to sell underlying instruments at a time when it would be disadvantageous to do so.

          In addition to the  possibility  that there might be an imperfect  correlation,  or no correlation  at all,  between price movements in the futures  contracts and the portion of the portfolio being hedged,  the price  movements of futures  contracts might not  correlate  perfectly  with price  movements  in the  underlying  instruments  due to certain  market  distortions.  First,  all participants  in the futures  market are subject to margin  deposit and  maintenance  requirements.  Rather than meeting  additional margin deposit  requirements,  investors  might close futures  contracts  through  offsetting  transactions  which could distort the normal relationship  between the underlying  instruments and futures markets.  Second, the margin requirements in the futures market are less  onerous  than margin  requirements  in the  securities  markets,  and as a result the futures  market  might  attract more speculators  than the  securities  markets  do.  Increased  participation  by  speculators  in the futures  market  might also cause temporary  price  distortions.  Due to the  possibility of price  distortion in the futures market and also because of the imperfect correlation between price movements in the underlying  instruments and movements in the prices of futures contracts,  even a correct forecast of general  market  trends by  Sub-advisor  might not result in a  successful  hedging  transaction  over a very short time period.

         Certain  Risks of  Options on Futures  Contracts.  The  Portfolio  may seek to close out an option  position  by writing or buying an offsetting  option  covering the same index,  underlying  instruments,  or contract and having the same exercise price and expiration  date.  The ability to establish and close out positions on such options will be subject to the  maintenance  of a liquid secondary  market.  Reasons for the absence of a liquid  secondary  market on an exchange  include the  following:  (i) there may be insufficient  trading  interest in certain  options;  (ii)  restrictions  may be imposed by an exchange on opening  transactions  or closing  transactions  or both;  (iii) trading halts,  suspensions or other  restrictions  may be imposed with respect to particular classes or series of options, or underlying  instruments;  (iv) unusual or unforeseen  circumstances may interrupt normal operations on an exchange;  (v) the  facilities  of an exchange or a clearing  corporation  may not at all times be adequate to handle  current trading volume;  or (vi) one or more exchanges could,  for economic or other reasons,  decide or be compelled at some future date to discontinue  the trading of options (or a  particular  class or series of  options),  in which  event the  secondary  market on that exchange (or in the class or series of options)  would cease to exist,  although  outstanding  options on the exchange that had been issued by a clearing  corporation as a result of trades on that exchange  would continue to be exercisable in accordance  with their terms.  There is no assurance that higher than anticipated  trading activity or other unforeseen events might not, at times,  render certain of the facilities of any of the clearing  corporations  inadequate,  and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Foreign Futures and Options:

         Participation  in foreign  futures and foreign  options  transactions  involves the  execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National  Futures  Association  nor any domestic  exchange  regulates activities of any foreign  boards of trade,  including the  execution,  delivery and clearing of  transactions,  or has the power to compel  enforcement  of the rules of a foreign  board of trade or any  applicable  foreign law. This is true even if the exchange is formally  linked to a domestic  market so that a position taken on the market may be liquidated by a transaction on another  market.
Moreover,  such laws or  regulations  will vary  depending on the foreign  country in which the foreign  futures or foreign  options transaction  occurs.  For these  reasons,  customers  who trade  foreign  futures or foreign  options  contracts may not be afforded certain of the protective  measures  provided by the Commodity  Exchange Act, the CFTC's  regulations  and the rules of the National
Futures  Association  and any domestic  exchange,  including the right to use  reparations  proceedings  before the  Commission  and arbitration  proceedings  provided by the National  Futures  Association or any domestic  futures  exchange.  In  particular,  funds received from  customers for foreign  futures or foreign  options  transactions  may not be provided the same  protections  as funds received in respect of transactions  on United States futures  exchanges.  In addition,  the price of any foreign futures or foreign options  contract  and,  therefore,  the potential  profit and loss thereon may be affected by any variance in the foreign  exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

          Forward Foreign Currency  Exchange  Contracts.  A forward foreign  currency  exchange  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These  contracts are principally  traded in the interbank  market conducted  directly between currency traders (usually large,  commercial  banks) and their customers.  A forward contract  generally has no deposit requirement, and no commissions are charged at any stage for trades.

          Depending on the applicable  investment  policies and  restrictions  applicable to a Portfolio,  a Portfolio may generally enter into forward foreign  currency  exchange  contracts under two  circumstances.  First,  when a Portfolio enters into a contract for the purchase or sale of a security  denominated in a foreign  currency,  it may desire to "lock in" the U.S. dollar price of the security.  By entering  into a forward  contract for the purchase or sale,  for a fixed amount of dollars,  of the amount of foreign currency  involved in the  underlying  security  transactions,  the Portfolio may be able to protect  itself against a possible loss resulting from an adverse change in the  relationship  between the U.S.  dollar and the subject  foreign  currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

          Second,  when a Sub-advisor  believes that the currency of a particular  foreign country may suffer or enjoy a substantial movement  against another  currency,  including the U.S.  dollar,  it may enter into a forward contract to sell or buy the amount of the former  foreign  currency,  approximating  the value of some or all of the  Portfolio's  securities  denominated in such foreign currency.  Alternatively,  where  appropriate,  the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy  currency  where such  currencies or currency act as an effective  proxy for other  currencies.
In such a case,  the Portfolio  may enter into a forward  contract  where the amount of the foreign  currency to be sold exceeds the value  of the  securities  denominated  in such  currency.  The use of this  basket  hedging  technique  may be more  efficient  and economical  than entering into separate  forward  contracts  for each currency held in the  Portfolio.  The precise  matching of the forward  contract  amounts and the value of the  securities  involved will not generally be possible  since the future value of such securities in foreign  currencies  will change as a consequence  of market  movements in the value of those  securities  between the date the forward  contract is entered  into and the date it matures.  The  projection  of  short-term  currency  market  movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

          As indicated above, it is impossible to forecast with absolute  precision the market value of portfolio  securities at the expiration of the forward  contract.  Accordingly,  it may be necessary for a Portfolio to purchase  additional  foreign currency on the spot market  (and bear the  expense of such  purchase)  if the market  value of the  security is less than the amount of foreign currency the  Portfolio  is  obligated  to deliver and if a decision is made to sell the  security and make  delivery of the foreign currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received  upon the sale of the portfolio  security if its market value exceeds the amount of foreign  currency the Portfolio is obligated to deliver.  However,  as noted, in order to avoid excessive  transactions and transaction  costs,  the Portfolio may use liquid,  high-grade debt securities, denominated  in any currency,  to cover the amount by which the value of a forward  contract  exceeds the value of the securities to which it relates.

          If the Portfolio retains the portfolio security and engages in an offsetting transaction,  the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period between the  Portfolio's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent  the price of the  currency  it has agreed to sell  exceeds  the price of the  currency  it has  agreed to  purchase.  Should forward  prices  increase,  the  Portfolio  will suffer a loss to the extent of the price of the  currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Foreign Currency  Contracts.  A currency futures contract sale creates an obligation by a Portfolio,  as seller, to deliver the amount of currency  called for in the  contract at a specified  future time for a special  price.  A currency  futures  contract purchase  creates an obligation by a Portfolio,  as purchaser,  to take delivery of an amount of currency at a specified future time at a specified  price.  Unlike forward foreign  currency  exchange  contracts,  currency  futures  contracts and options on currency futures  contracts are  standardized as to amount and delivery  period and are traded on boards of trade and commodities  exchanges.
Although the terms of currency  futures  contracts  specify actual  delivery or receipt,  in most instances the contracts are closed out before the  settlement  date  without  the making or taking of  delivery  of the  currency.  Closing  out of a currency  futures contract is effected by  entering  into an  offsetting  purchase or sale  transaction.  Unlike a currency  futures  contract,  which requires  the parties to buy and sell  currency  on a set date,  an option on a currency  futures  contract  entitles  its holder to decide on or before a future date  whether to enter into such a  contract.  If the holder  decides  not to enter into the  contract, the premium paid for the option is fixed at the point of sale.

Interest Rate Swaps and Interest Rate Caps and Floors:

         Interest rate swaps involve the exchange by the Portfolio  with another  party of their  respective  commitments  to pay or receive  interest,  e.g.,  an exchange of floating  rate  payments for fixed rate  payments.  The exchange  commitments  can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest rate cap entitles the  purchaser, to the extent that a specified  index exceeds a  predetermined  interest  rate, to receive  payments of interest on a  contractually based  principal  amount  from the party  selling the  interest  rate cap.  The  purchase of an  interest  rate floor  entitles  the purchaser,  to the extent that a specified  index falls below a  predetermined  interest rate, to receive  payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid  instruments  combine  the  elements  of futures  contracts  or options  with those of debt,  preferred  equity or a depository  instrument.  The risks of  investing  in hybrid  instruments  reflect a  combination  of the  risks  from  investing  in securities,  futures and  currencies,  including  volatility  and lack of liquidity.  Reference is made to the discussion of futures and forward  contracts in this  Statement  for a discussion of these risks.  Further,  the prices of the hybrid  instrument  and the related  commodity or currency may not move in the same direction or at the same time.  Hybrid  instruments may bear interest or pay preferred  dividends at below  market (or even  relatively  nominal)  rates.  In  addition,  because the purchase and sale of hybrid instruments could take place in an  over-the-counter  market or in a private transaction between the Portfolio and the seller of the hybrid  instrument,  the  creditworthiness  of the contra party to the transaction  would be a risk factor which the Portfolio would have to consider.  Hybrid  instruments also may not be subject to regulation of the CFTC,  which generally  regulates the trading of commodity  futures by U.S. persons,  the SEC, which regulates the offer and sale of securities by and to U.S. persons,  or any other governmental regulatory authority.

Zero-Coupon Securities:

         Zero-coupon  securities  pay no cash income and are sold at substantial  discounts from their value at maturity.  When held to maturity,  their entire income,  which consists of accretion of discount,  comes from the difference  between the issue price and their value at maturity.  Zero-coupon  securities  are subject to greater  market value  fluctuations  from changing  interest rates than debt obligations of comparable  maturities which make current  distributions of interest (cash).  Zero-coupon  securities which are  convertible  into common stock offer the  opportunity  for capital  appreciation as increases (or decreases) in market value of such  securities  closely  follows the  movements  in the market  value of the  underlying  common  stock.  Zero-coupon  convertible securities  generally  are  expected  to be less  volatile  than the  underlying  common  stocks,  as they  usually  are issued with maturities of 15 years or less and are issued with options and/or  redemption  features  exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon  securities  include  securities  issued directly by the U.S.  Treasury,  and U.S.  Treasury bonds or notes and their  unmatured  interest  coupons and receipts  for their  underlying  principal  ("coupons")  which have been  separated by their holder,  typically a custodian bank or investment  brokerage  firm. A holder will separate the interest  coupons from the underlying principal (the "corpus") of the U.S.  Treasury  security.  A number of securities firms and banks have stripped the interest coupons and  receipts and then resold them in custodial  receipt  programs  with a number of different  names,  including  "Treasury  Income
Growth  Receipts"  (TIGRSTM) and  Certificate  of Accrual on Treasuries  (CATSTM).  The  underlying  U.S.  Treasury  bonds and notes themselves  are held in  book-entry  form at the  Federal  Reserve  Bank or, in the case of bearer  securities  (i.e.,  unregistered securities  which are owned ostensibly by the bearer or holder  thereof),  in trust on behalf of the owners thereof.  Counsel to the underwriters of these  certificates or other  evidences of ownership of the U.S.  Treasury  securities have stated that, for federal tax and securities  purposes,  in their opinion purchasers of such certificates,  such as the Portfolio,  most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

         The U.S.  Treasury has  facilitated  transfers of ownership of  zero-coupon  securities  by accounting  separately  for the beneficial  ownership  of  particular  interest  coupon and corpus  payments on  Treasury  securities  through  the Federal  Reserve book-entry  record keeping system.  The Federal  Reserve  program as established by the Treasury  Department is known as "STRIPS" or
"Separate  Trading of Registered  Interest and Principal of  Securities."  Under the STRIPS  program,  the Portfolio will be able to have its beneficial  ownership of  zero-coupon  securities  recorded  directly in the  book-entry  record-keeping  system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S.  Treasury  obligations  have been stripped of their unmatured  interest  coupons by the holder,  the principal or corpus is sold at a deep  discount  because the buyer  receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic  interest (cash)  payments.  Once stripped or separated,  the corpus and coupons may be sold separately.  Typically,  the coupons are sold  separately or grouped with other coupons with like maturity dates and sold bundled in such form.  Purchasers of stripped  obligations  acquire,  in effect,  discount  obligations that are economically  identical to the zero-coupon securities that the Treasury sells itself.

When-Issued Securities:

         The price of  when-issued  securities,  which may be  expressed  in yield  terms,  is fixed at the time the  commitment  to purchase is made,  but delivery and payment for the  when-issued  securities  take place at a later date.  Normally,  the settlement date occurs within 90 days of the purchase.  During the period between  purchase and  settlement,  no payment is made by a Portfolio to the issuer and no interest  accrues to the  Portfolio.  Forward  commitments  involve a risk of loss if the value of the security to be purchased  declines prior to the settlement  date,  which risk is in addition to the risk of decline in value of a Portfolio's other assets.  While  when-issued  securities may be sold prior to the settlement date, the Portfolios  generally will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

Mortgage-Backed Securities:

         When a Portfolio owns a  mortgage-backed  security,  principal and interest payments made on the mortgages in an underlying mortgage pool are passed through to the Portfolio.  Unscheduled  prepayments of principal  shorten the securities'  weighted average life and may lower their total  return.  (When a mortgage in the  underlying  mortgage  pool is prepaid,  an  unscheduled  principal prepayment  is passed  through to the  Portfolio.  This  principal is returned to the  Portfolio at par. As a result,  if a mortgage security were trading at a premium,  its total return would be lowered by prepayments,  and if a mortgage securities were trading at a discount,  its total return would be increased by  prepayments.)  The value of these securities also may change because of changes in the market's  perception of the  creditworthiness  of the federal agency that issued them. In addition,  the mortgage  securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Asset-Backed Securities:

         Asset-backed  securities directly or indirectly represent a participation  interest in, or are secured by and payable from, a stream of payments  generated by  particular  assets such as motor vehicle or credit card  receivables.  Payments of principal and interest  may be  guaranteed  up to  certain  amounts  and for a certain  time  period by a letter of credit  issued by a  financial institution  unaffiliated  with the entities  issuing the  securities.  Asset-backed  securities  may be classified as  pass-through certificates or collateralized obligations.

         Pass-through  certificates are asset-backed  securities which represent an undivided  fractional  ownership  interest in an underlying pool of assets.  Pass-through  certificates  usually provide for payments of principal and interest received to be passed through to their  holders,  usually after  deduction  for certain costs and expenses  incurred in  administering  the pool.  Because pass-through  certificates  represent an ownership  interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.  See "Types of Credit Support."

         Asset-backed  securities issued in the form of debt instruments,  also known as collateralized  obligations,  are generally issued as the debt of a special  purpose entity  organized  solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile  receivables.  The assets  collateralizing  such asset-backed  securities are pledged to a trustee or custodian for the benefit of the holders  thereof.  Such issuers  generally  hold no assets other than those underlying  the  asset-backed  securities and any credit  support  provided.  As a result,  although  payments on such  asset-backed securities  are  obligations  of the issuers,  in the event of defaults on the  underlying  assets not covered by any credit support
(see "Types of Credit  Support"),  the issuing entities are unlikely to have sufficient  assets to satisfy their  obligations on the related asset-backed securities.

         Methods of Allocating  Cash Flows.  While many  asset-backed  securities  are issued with only one class of security,  many asset-backed  securities  are  issued in more than one  class,  each with  different  payment  terms.  Multiple  class  asset-backed securities are issued for two main reasons.  First,  multiple classes may be used as a method of providing  credit support.  This is accomplished  typically  through  creation of one or more  classes  whose right to  payments  on the  asset-backed  security is made subordinate  to the right to such  payments of the  remaining  class or classes.  See "Types of Credit  Support."  Second,  multiple classes may permit the issuance of securities  with payment  terms,  interest  rates or other  characteristics  differing  both from those of each  other  and from  those of the  underlying  assets.  Examples  include  so-called  "strips"  (asset-backed  securities entitling the holder to  disproportionate  interests  with respect to the allocation of interest and principal of the assets backing the security),  and securities with a class or classes having  characteristics  which mimic the  characteristics of non-asset-backed securities,  such as floating  interest  rates (i.e.,  interest  rates which adjust as a specified  benchmark  changes) or scheduled amortization of principal.

         Asset-backed  securities in which the payment  streams on the  underlying  assets are allocated in a manner  different than those described above may be issued in the future.  The Portfolio may invest in such  asset-backed  securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Portfolio.

         Types of Credit Support.  Asset-backed  securities are often backed by a pool of assets  representing  the obligations of a number of different  parties.  To lessen the effect of failures by obligors on underlying  assets to make payments,  such securities may contain  elements of credit support.  Such credit support falls into two classes:  liquidity  protection and protection  against ultimate default by an obligor on the underlying  assets.  Liquidity  protection  refers to the provision of advances,  generally by the entity  administering  the pool of  assets,  to ensure  that  scheduled  payments  on the  underlying  pool are made in a timely fashion.  Protection  against  ultimate  default ensures  ultimate payment of the obligations on at least a portion of the assets in the pool.  Such  protection  may be  provided  through  guarantees,  insurance  policies  or letters of credit  obtained  from third parties,  through  various  means of  structuring  the  transaction  or  through  a  combination  of such  approaches.  Examples  of asset-backed  securities  with  credit  support  arising  out  of the  structure  of the  transaction  include  "senior-subordinated securities"  (multiple  class  asset-backed  securities  with  certain  classes  subordinate  to other  classes as to the payment of principal  thereon,  with the result that  defaults  on the  underlying  assets are borne  first by the holders of the  subordinated class) and asset-backed  securities that have "reserve  portfolios"  (where cash or investments,  sometimes funded from a portion of the initial payments on the underlying  assets,  are held in reserve against future losses) or that have been "over  collateralized"
(where the scheduled  payments on, or the principal  amount of, the underlying  assets  substantially  exceeds that required to make payment of the  asset-backed  securities and pay any servicing or other fees).  The degree of credit support  provided on each issue is based  generally on historical  information  respecting the level of credit risk  associated  with such payments.  Delinquency or loss in excess of that  anticipated  could adversely affect the return on an investment in an asset-backed  security.  Additionally, if the letter of credit is exhausted,  holders of asset-backed  securities may also  experience  delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

         Automobile  Receivable  Securities.  Asset-backed  securities may be backed by receivables  from motor vehicle  installment sales  contracts or installment  loans secured by motor vehicles  ("Automobile  Receivable  Securities").  Since  installment  sales contracts for motor vehicles or installment  loans related thereto  ("Automobile  Contracts")  typically have shorter  durations and lower  incidences  of  prepayment,  Automobile  Receivable  Securities  generally  will exhibit a shorter  average life and are less susceptible to prepayment risk.

         Most entities that issue Automobile  Receivable  Securities create an enforceable  interest in their respective  Automobile
Contracts  only by filing a  financing  statement  and by having the  servicer  of the  Automobile  Contracts,  which is usually the originator of the Automobile  Contracts,  take custody thereof. In such circumstances,  if the servicer of the Automobile  Contracts were to sell the same  Automobile  Contracts to another  party,  in violation of its  obligation  not to do so, there is a risk that such party  could  acquire an  interest  in the  Automobile  Contracts  superior  to that of the  holders of  Automobile  Receivable
Securities.  Also although most Automobile  Contracts grant a security interest in the motor vehicle being financed,  in most states the security  interest in a motor  vehicle must be noted on the  certificate  of title to create an  enforceable  security  interest against  competing  claims of other parties.  Due to the large number of vehicles  involved,  however,  the  certificate of title to each vehicle financed,  pursuant to the Automobile Contracts underlying the Automobile  Receivable Security,  usually is not amended to reflect  the  assignment  of the  seller's  security  interest  for the  benefit  of the  holders  of the  Automobile  Receivable
Securities.  Therefore,  there is the possibility that recoveries on repossessed  collateral may not, in some cases, be available to support payments on the securities.  In addition,  various state and federal  securities laws give the motor vehicle owner the right to assert against the holder of the owner's  Automobile  Contract  certain  defenses such owner would have against the seller of the motor vehicle.  The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

         Credit Card  Receivable  Securities.  Asset-backed  securities  may be backed by  receivables  from  revolving  credit card agreements  ("Credit Card Receivable  Securities").  Credit balances on revolving credit card agreements  ("Accounts") are generally paid down more rapidly than are Automobile  Contracts.  Most of the Credit Card Receivable  Securities  issued publicly to date have been  Pass-Through  Certificates.  In order to lengthen  the maturity of Credit Card  Receivable  Securities,  most such  securities provide for a fixed period  during  which only  interest  payments on the  underlying  Accounts  are passed  through to the security holder and principal  payments  received on such Accounts are used to fund the transfer to the pool of assets supporting the related
Credit Card  Receivable  Securities of additional  credit card charges made on an Account.  The initial fixed period  usually may be shortened upon the occurrence of specified  events which signal a potential  deterioration  in the quality of the assets backing the security,  such as the  imposition  of a cap on interest  rates.  The ability of the issuer to extend the life of an issue of Credit
Card Receivable  Securities thus depends upon the continued  generation of additional  principal amounts in the underlying  accounts during the initial period and the  non-occurrence of specified  events.  An acceleration in cardholders'  payment rates or any other event which shortens the period during which  additional  credit card charges on an Account may be transferred to the pool of assets supporting  the related  Credit Card  Receivable  Security  could  shorten the  weighted  average  life and yield of the Credit Card
Receivable Security.

         Credit card holders are entitled to the  protection of a number of state and federal  consumer  credit laws,  many of which give such holder the right to set off certain amounts against  balances owed on the credit card,  thereby  reducing  amounts paid on
Accounts.  In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Warrants:

         Investments in warrants is speculative  in that warrants have no voting rights,  pay no dividends,  and have no rights with respect to the assets of the corporation  issuing them.  Warrants  basically are options to purchase equity securities at a specific price  valid for a specific  period of time.  They do not  represent  ownership  of the  securities  but only the right to buy them.
Warrants  differ  from call  options in that  warrants  are issued by the issuer of the  security  which may be  purchased  on their exercise,  whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily  move parallel to the prices of the underlying securities.

Certain Risks of Foreign Investing:

          Currency  Fluctuations.  Investment in securities  denominated in foreign  currencies  involves certain risks. A change in the value of any such  currency  against  the U.S.  dollar  will  result in a  corresponding  change in the U.S.  dollar  value of a
Portfolio's  assets  denominated  in that  currency.  Such changes will also affect a Portfolio's  income.  Generally,  when a given currency  appreciates  against the dollar (the dollar  weakens) the value of a Portfolio's  securities  denominated in that currency will rise. When a given currency  depreciates  against the dollar (the dollar  strengthens),  the value of a Portfolio's  securities denominated in that currency would be expected to decline.

          Investment and Repatriation  Restrictions.  Foreign  investment in the securities  markets of certain foreign countries is restricted  or  controlled  in varying  degrees.  These  restrictions  may at times limit or preclude  investment in certain of such countries  and may  increase  the cost and expenses of a Portfolio.  Investments  by foreign  investors  are subject to a variety of restrictions in many developing  countries.  These  restrictions  may take the form of prior  governmental  approval,  limits on the amount or type of securities  held by foreigners,  and limits on the types of companies in which  foreigners may invest.  Additional or different  restrictions  may be imposed at any time by these or other countries in which a Portfolio  invests.  In addition,  the repatriation  of both  investment  income and capital from several  foreign  countries is restricted  and  controlled  under certain regulations, including in some cases the need for certain government consents.

          Market Characteristics.  Foreign securities may be purchased in over-the-counter  markets or on stock exchanges located in the countries in which the respective  principal offices of the issuers of the various  securities are located,  if that is the best available  market.  Foreign stock markets are  generally not as developed or efficient as, and may be more volatile  than,  those in the United  States.  While  growing in volume,  they  usually have  substantially  less volume than U.S.  markets and a  Portfolio's securities  may be less liquid and more  volatile than  securities of comparable  U.S.  companies.  Equity  securities  may trade at price/earnings  multiples  higher than  comparable  U.S.  securities and such levels may not be  sustainable.  Fixed  commissions on foreign stock exchanges are generally higher than negotiated  commissions on U.S.  exchanges,  although a Portfolio will endeavor to achieve  the most  favorable  net  results on its  portfolio  transactions.  There is  generally  less  government  supervision  and regulation of foreign stock exchanges,  brokers and listed companies than in the United States.  Moreover,  settlement practices for transactions  in foreign  markets may differ from those in U.S.  markets,  and may include  delays beyond  periods  customary in the
United States.

          Political and Economic  Factors.  Individual  foreign  economies of certain  countries may differ favorably or unfavorably from the United  States'  economy in such respects as growth of gross national  product,  rate of inflation,  capital  reinvestment, resource  self-sufficiency  and balance of payments  position.  The internal politics of certain foreign countries are not as stable as in the United States.

          Governments in certain foreign countries  continue to participate to a significant  degree,  through ownership interest or regulation,  in their  respective  economies.  Action by these  governments  could  have a  significant  effect on market  prices of securities and payment of dividends.  The economies of many foreign  countries are heavily  dependent upon  international  trade and are accordingly  affected by protective  trade barriers and economic  conditions of their trading  partners.  The enactment by these trading partners of protectionist  trade  legislation  could have a significant  adverse effect upon the securities  markets of such countries.

          Information and Supervision.  There is generally less publicly  available  information about foreign companies  comparable to reports and ratings that are published  about  companies in the United States.  Foreign  companies are also generally not subject to uniform accounting,  auditing and financial  reporting  standards,  practices and requirements  comparable to those applicable to
U.S. companies.

          Taxes.  The  dividends  and interest  payable on certain of a  Portfolio's  foreign  securities  may be subject to foreign withholding  taxes,  thus  reducing  the net  amount of  income  available  for  distribution  to the  Portfolio's  shareholders.  A shareholder  otherwise  subject to U.S. federal income taxes may, subject to certain  limitations,  be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

          Costs.  Investors  should  understand that the expense ratio of the Portfolio can be expected to be higher than investment companies  investing  in  domestic  securities  since the cost of  maintaining  the  custody of foreign  securities  and the rate of advisory fees paid by the Portfolio are higher.

          Other.  With respect to certain foreign  countries,  especially  developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations,  expropriation or confiscatory  taxation,  limitations on the removal of funds or other  assets of the  Portfolio,  political  or social  instability,  or  diplomatic  developments  which  could  affect investments by U.S. persons in those countries.

          Eastern  Europe.  Changes  occurring in Eastern Europe and Russia today could have long-term  potential  consequences.  As restrictions  fall, this could result in rising standards of living,  lower  manufacturing  costs,  growing consumer  spending,  and substantial  economic  growth.  However,  investment in the  countries of Eastern  Europe and Russia is highly  speculative  at this time.  Political and economic reforms are too recent to establish a definite trend away from  centrally-planned  economies and state owned  industries.  In many of the  countries  of  Eastern  Europe  and  Russia,  there is no stock  exchange  or formal  market for securities.  Such countries may also have government  exchange  controls,  currencies with no recognizable  market value relative to the established  currencies of western market economies,  little or no experience in trading in securities,  no financial  reporting standards,  a lack of a banking  and  securities  infrastructure  to handle  such  trading,  and a legal  tradition  which  does not recognize  rights in private  property.  In addition,  these  countries may have national  policies  which  restrict  investments in companies  deemed  sensitive  to  the  country's  national  interest.  Further,  the  governments  in  such  countries  may  require governmental or  quasi-governmental  authorities to act as custodian of the Portfolio's  assets invested in such countries and these authorities  may not qualify as a foreign  custodian under the 1940 Act and exemptive  relief from such Act may be required.  All of these  considerations  are among the factors which could cause  significant  risks and uncertainties to investment in Eastern Europe and Russia.

          Latin  America.  The  political  history  of  certain  Latin  American  countries  has  been  characterized  by  political uncertainty,  intervention by the military in civilian and economic spheres, and political  corruption.  Such developments,  if they were to reoccur,  could reverse favorable trends toward market and economic reform,  privatization and removal of trade barriers and result in significant disruption in securities markets.  Persistent levels of inflation or in some cases,  hyperinflation,  have led to high interest rates,  extreme measures by governments to keep inflation in check and a generally  debilitating effect on economic growth.  Although  inflation in many countries has lessened,  there is no guarantee it will remain at lower levels.  In addition,  a number of Latin American  countries are also among the largest  debtors of developing  countries.  There have been moratoria on, and reschedulings  of,  repayment with respect to these debts.  Such events can restrict the  flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economics.

          Certain Latin American  countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather  than at levels  determined  by the  market.  This type of system can lead to sudden and large  adjustments  in the  currency which,  in turn,  can have a disruptive  and  negative  effect on foreign  investors.  Certain  Latin  American  countries  also may restrict the free  conversion  of their  currency  into foreign  currencies,  including  the U.S.  dollar.  There is no  significant foreign  exchange  market for certain  currencies  and it would,  as a result,  be difficult  for the Portfolio to engage in foreign currency transactions designed to protect the value of the Portfolio's interests in securities denominated in such currencies.

Illiquid and Restricted Securities:

         Subject to  limitations  discussed in the Trust's  Prospectus  under  "Certain  Risk Factors and  Investment  Methods," the
Portfolios  generally may invest in illiquid  securities.  Illiquid  securities  include  securities subject to contractual or legal restrictions on resale (e.g.,  because they have not been registered  under the Securities Act of 1933, as amended (the  "Securities
Act")) and  securities  that are otherwise not readily  marketable  (e.g.,  because  trading in the security is suspended or because market makers do not exist or will not entertain  bids or offers).  Securities  that have not been  registered  under the Securities
Act are referred to as private  placements or restricted  securities and are purchased  directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

         Restricted  and other  illiquid  securities  may be  subject to the  potential  for  delays on resale  and  uncertainty  in valuation.  A  Portfolio  might be unable to dispose of  illiquid  securities  promptly or at  reasonable  prices and might  thereby experience  difficulty  in  satisfying  redemption  requests  from  shareholders.  A  Portfolio  might have to  register  restricted securities in order to dispose of them,  resulting in additional  expense and delay.  Adverse market  conditions could impede such a public offering of securities.

         A large  institutional  market exists for certain  securities that are not registered  under the Securities Act,  including foreign  securities.  The fact that  there are  contractual  or legal  restrictions  on resale to the  general  public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows such a broader  institutional  trading market for securities otherwise subject to restrictions  on resale to the general  public.  Rule 144A  establishes a "safe harbor" from the  registration  requirements  of the
Securities Act for resales of certain securities to qualified  institutional  buyers.  Rule 144A has produced enhanced liquidity for many restricted  securities,  and market liquidity for such securities may continue to expand as a result of this regulation and the consequent  existence of the PORTAL system,  which is an automated system for the trading,  clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

         Under  guidelines  adopted by the Trust's Board of Trustees,  a Portfolio's  Sub-Advisor may determine that particular Rule
144A securities,  and commercial paper issued in reliance on the private placement  exemption from registration  afforded by Section
4(2) of the Securities  Act, are liquid even though they are not registered.  A  determination  of whether such a security is liquid or not is a question of fact. In making this  determination,  the  Sub-Advisor  will  consider,  as it deems  appropriate  under the circumstances  and among other factors:  (1) the frequency of trades and quotes for the security;  (2) the number of dealers willing to purchase or sell the security;  (3) the number of other potential  purchasers of the security;  (4) dealer undertakings to make a market in the  security;  (5) the nature of the security  (e.g.,  debt or equity,  date of  maturity,  terms of dividend or interest payments,  and other material  terms) and the nature of the  marketplace  trades (e.g.,  the time needed to dispose of the security, the method of soliciting  offers,  and the mechanics of  transfer);  and (6) the rating of the security and the financial  condition and  prospects of the issuer.  In the case of  commercial  paper,  the  Sub-advisor  will also  determine  that the paper (1) is not traded flat or in default as to principal and  interest,  and (2) is rated in one of the two highest  rating  categories by at least two Nationally Recognized  Statistical Rating Organizations  ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Sub-advisor determines that it is of equivalent quality.

         Rule 144A  securities and Section 4(2)  commercial  paper that have been deemed liquid as described  above will continue to be monitored by the  Sub-advisor  to determine if the security is no longer  liquid as the result of changed  conditions.  Investing in Rule 144A  securities or Section 4(2)  commercial  paper could have the effect of increasing  the amount of a Portfolio's  assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Repurchase Agreements:

         As stated in the Prospectus under "Certain Risk Factors and Investment  Methods,"  certain of the Portfolios may enter into repurchase  agreements.  In a  repurchase  agreement,  an  investor  (such as the  Portfolio)  purchases  a  security  (known as the
"underlying  security") from a securities  dealer or bank. Any such dealer or bank must be deemed  creditworthy by the  Sub-advisor.
At that time,  the bank or securities  dealer  agrees to repurchase  the  underlying  security at a mutually  agreed upon price on a designated  future date. The repurchase  price may be higher than the purchase price,  the difference being income to the Portfolio, or the purchase and  repurchase  prices may be the same,  with interest at an agreed upon rate due to the  Portfolio on  repurchase.
In either  case,  the income to the  Portfolio  generally  will be  unrelated to the  interest  rate on the  underlying  securities.
Repurchase  agreements must be "fully  collateralized,"  in that the market value of the underlying  securities  (including  accrued interest) must at all times be equal to or greater than the repurchase price.  Therefore,  a repurchase  agreement can be considered a loan collateralized by the underlying securities.

         Repurchase  agreements  are generally for a short period of time,  often less than a week,  and will generally be used by a
Portfolio  to invest  excess  cash or as part of a  temporary  defensive  strategy.  Repurchase  agreements  that do not provide for payment  within seven days will be treated as illiquid  securities.  In the event of a bankruptcy  or other default by the seller of a repurchase  agreement,  the Portfolio  could  experience  both delays in  liquidating  the underlying  security and losses.  These losses could result from:  (a) possible  decline in the value of the  underlying  security while the Portfolio is seeking to enforce its rights under the  repurchase  agreement;  (b) possible  reduced levels of income or lack of access to income during this period;
and (c) expenses of enforcing its rights.

Securities Lending:

         The Trust has made  arrangements for certain  Portfolios to lend securities.  While a Portfolio may earn additional  income from  lending  securities,  such  activity  is  incidental  to  the  investment  objective  of the  Portfolio.  In  addition  to the compensation  payable by  borrowers  under  securities  loans,  a  Portfolio  would also earn  income  from the  investment  of cash collateral for such loans.  Any cash  collateral  received by a Portfolio in connection with such loans normally will be invested in high-quality  money market  securities.  However,  any losses resulting from the investment of cash collateral would be borne by the lending  Portfolio.  There is no assurance  that  collateral  for loaned  securities  will be  sufficient to provide for recovery of interest,  dividends,  or other  distributions  paid in respect of loaned  securities  and not received by a Portfolio or to pay all expenses  incurred  by a  Portfolio  in  arranging  the loans or in  exercising  rights in the  collateral  in the event that loaned securities are not returned.

PORTFOLIO TURNOVER:  High turnover involves  correspondingly  greater brokerage  commissions and other transaction costs.  Portfolio turnover information can be found in the Trust's Prospectus under "Financial Highlights" and "Portfolio Turnover."

         Over the past two fiscal years the following  Portfolios  experienced  significant  variation in their  portfolio  turnover rates.  The  turnover  rates for the AST Founders  Passport  Portfolio  for the years ended  December 31, 1998 and 1999 were 46% and
309%  respectively.  The  Portfolio's  turnover rate increased in 1999 as the result of a change in its portfolio  manager.  The new portfolio manager is expected to engage in more frequent trading for the Portfolio than the prior portfolio manager.

         The policy of the AST Money Market  Portfolio of investing  only in  securities  maturing 397 days or less from the date of acquisition or purchased  pursuant to repurchase  agreements that provide for repurchase by the seller within 397 days from the date of acquisition will result in a high portfolio turnover rate.

ORGANIZATION  AND  MANAGEMENT  OF THE TRUST:  The Trust is a managed,  open-end  investment  company  organized  as a  Massachusetts business  trust,  whose  separate  Portfolios  are  diversified,  unless  otherwise  indicated.  As of the date of this  Prospectus, thirty-one  Portfolios  are  available.  The  Trust may offer  additional  Portfolios  with a range of  investment  objectives  that
Participating  Insurance  Companies may consider suitable for variable annuities and variable life insurance policies or that may be considered  suitable  for  Qualified  Plans.  The  Trust's  current  approach  to  achieving  this goal is to seek to have  multiple organizations  unaffiliated  with each other be responsible  for conducting the investment  programs for the  Portfolios.  Each such organization would be responsible for the Portfolio or Portfolios to which such organization's expertise is best suited.

         Formerly,  the Trust was known as the Henderson  International  Growth Fund,  which  consisted of only one  Portfolio.  The
Investment  Manager was Henderson  International,  Inc.  Shareholders of what was, at the time, the Henderson  International  Growth
Fund,  approved  certain changes in a meeting held April 17, 1992. These changes  included  engagement of a new Investment  Manager, engagement  of a  Sub-advisor  and election of new  Trustees.  Subsequent  to that  meeting,  the new  Trustees  adopted a number of resolutions,  including,  but not limited to, resolutions  renaming the Trust. Since that time the Trustees have adopted a number of resolutions,  including,  but not limited to, making new Portfolios available and adopting forms of Investment Management Agreements and  Sub-advisory  Agreements  between  the  Investment  Manager  and the Trust and the  Investment  Manager  and each  Sub-advisor, respectively.

         American  Skandia Life Assurance  Corporation,  a Participating  Insurance  Company,  is also a wholly-owned  subsidiary of
American  Skandia,  Incorporated.  Certain  officers of the Trust are  officers  and/or  directors  of one or more of the  following companies: ASISI, American Skandia Life Assurance Corporation,  American Skandia Marketing,  Incorporated (the principal underwriter for various annuities deemed to be securities for American Skandia Life Assurance Corporation) and American Skandia, Incorporated.

         ASISI,  a Connecticut  corporation  organized in 1991, is registered as an investment  adviser with the SEC. Prior to April
7, 1995, ASISI was known as American Skandia Life Investment Management, Inc.

         The  overall  management  of the  business  and  affairs of the Trust is vested  with the Board of  Trustees.  The Board of
Trustees  approves  all  significant  agreements  between  the Trust and  persons or  companies  furnishing  services  to the Trust, including the Trust's  agreements  with the Investment  Manager,  Administrator,  Custodian and Transfer and  Shareholder  Servicing
Agent  and the  agreements  between  the  Investment  Manager  and each  Sub-advisor.  The  day-to-day  operations  of the Trust are delegated  to the  Trust's  officers  subject  always to the  investment  objectives  and  policies  of the Trust and to the general supervision of the Board of Trustees.

         The Trustees and officers of the Trust and their principal  occupations are listed below. Unless otherwise  indicated,  the address of each Trustee and executive officer is One Corporate Drive, Shelton, Connecticut 06484:

Name, Office and Age(1)                                                  Principal Occupation(2)
--------------------                                                     --------------------

John Birch                                                               Chief Operating Officer:
     Vice President (50)                                                 American Skandia Investment Services, Incorporated
                                                                         December 1997 to present

                                                                         Executive Vice President and
                                                                         Chief Operating Officer
                                                                         International Fund Administration
                                                                         Bermuda
                                                                         August 1996 to October 1997

                                                                         Senior Vice President and
                                                                         Chief Administrative Officer
                                                                         Gabelli Funds, Inc.
                                                                         Rye, New York
                                                                         March 1995 to August 1996

Gordon C. Boronow                                                        President and Chief Operating Officer:
    Vice President (47)                                                  American Skandia Life Assurance Corporation
                                                                         June 1989 to present

Jan R. Carendi*                                                          Deputy Chief Executive Officer:
    President, Principal Executive Officer                               Skandia Insurance Company Ltd.
    and Trustee (55)                                                     September 1986 to present

David E. A. Carson                                                       Director
    Trustee (66)                                                         People's Bank
                                                                         850 Main Street
                                                                         Bridgeport, Connecticut 06604
                                                                         January 2000 to present

                                                                         Chairman
                                                                         People's Bank
                                                                         January 1999 to December 1999

                                                                         Chairman and Chief Executive Officer:
                                                                         People's Bank
                                                                         January 1998 to December 1998

                                                                         President, Chairman and Chief Executive Officer:
                                                                         People's Bank
                                                                         1983 to December 1997

Richard G. Davy, Jr.                                                     Vice President
    Treasurer (52)                                                       (June 1997 to present)
                                                                         Controller (September 1994 to June 1997)
                                                                         American Skandia Investment
                                                                         Services, Incorporated

Eric. C. Freed                                                           Securities Counsel and Senior Counsel, Securities
    Secretary (37)                                                       American Skandia, Incorporated
                                                                         December 1996 to present;

                                                                         Attorney, Senior Attorney and Special Counsel,
                                                                         U.S. Securities and Exchange Commission
                                                                         March 1991 to November 1996

Julian A. Lerner                                                         Semi-retired since 1995; Senior Vice President
    Trustee (75)                                                         and Portfolio Manager of AIM Charter Fund
                                                                         and AIM Summit Fund from 1986 to 1995:
                                                                         12850 Spurling Road -- Suite 208
                                                                         Dallas, Texas 75230

Thomas M. Mazzaferro                                                     Executive Vice President and
    Trustee (47)*                                                        Chief Financial Officer
                                                                         American Skandia Life Assurance Corporation
                                                                         April 1988 to present

Thomas M. O'Brien                                                        President and Chief Executive Officer
    Trustee (49)                                                         Atlantic Bank of New York
                                                                         Two World Trade Center
                                                                         New York, NY 10048
                                                                         May 2000 to present

                                                                         Vice Chairman
                                                                         North Fork Bank
                                                                         275 Broad Hollow Road
                                                                         Melville, NY 11747;
                                                                         January 1997 to April 2000

                                                                         President and Chief Executive Officer:
                                                                         North Side Savings Bank
                                                                         170 Tulip Avenue
                                                                         Floral Park, New York  11001
                                                                         December 1984 to December 1996

F. Don Schwartz                                                          Management Consultant:
    Trustee (65)                                                         6 Sugan Close Drive
                                                                                                         New Hope, PA 18938
                                                                         April 1985 to present

* Indicates a Trustee of the Trust who is an "interested person" within the meaning set forth in the 1940 Act.

(1) All of the  officers and Trustees of the Trust listed above serve in similar  capacities  for American  Skandia  Advisor  Funds,
Inc., and/or American Skandia Master Trust, which are also investment companies managed by the Investment Manager.

(2) Unless otherwise  indicated,  each officer and Trustee listed above has held his/her principal  occupation for at least the last five years.  In addition to the principal  occupations  noted above,  the following  officers and Trustees of the Trust hold various positions with American Skandia Investment  Services,  Incorporated  ("ASISI"),  the Trust's Investment Manager, and its affiliates, including  American Skandia Life Assurance  Corporation  ("ASLAC"),  American Skandia Fund Services,  Inc. ("ASFS") American Skandia
Marketing,  Incorporated  ("ASM"),  American Skandia Information Services and Technology  Corporation ("ASIST") or American Skandia,
Incorporated  ("ASI"):  Mr.  Boronow also serves as Deputy Chief  Executive  Officer and a Director of ASI, and a Director of ASLAC,
ASISI,  ASM and ASIST;  Mssrs.  Birch and Davy also serve as Directors of ASISI.  Mr.  Mazzaferro  also serves as a Director of ASI,
ASLAC, ASISI, ASM, ASIST and ASFS.

         The Trustees and officers of the Trust who are affiliates of the Investment  Manager do not receive  compensation  directly from the Trust for serving in such  capacities.  However,  those  officers  and  Trustees of the Trust who are  affiliated  with the
Investment  Manager  may receive  remuneration  indirectly,  as the  Investment  Manager  will  receive  fees from the Trust for the services it provides.  Each of the other  Trustees  receives  annual and per meeting  fees paid by the Trust plus  expenses for each meeting of the Board and of  shareholders  which he attends.  Compensation  received  during the year ended December 31, 1999 by the
Trustees who are not affiliates of the Investment Manager was as follows:

                                                  Aggregate Compensation from          Total Compensation from Registrant and
Name of Trustee                             ----------------------------------------      Fund Complex Paid to Trustee(1)
                                                           Registrant
-------------------------------------------                                           -----------------------------------------

David E. A. Carson                                          $49,000                                   $84,600
Julian A. Lerner                                              49,000                                    87,900
Thomas M. O'Brien                                             49,000(2)                                 87,900(2)
F. Don Schwartz                                               49,000                                    87,900

(1)      As of the date of this  Statement,  the "Fund  Complex"  consisted  of the Trust,  American  Skandia  Advisor  Funds,  Inc.
     ("ASAF"), and American Skandia Master Trust ("ASMT").
(2)  Mr. O'Brien deferred a portion of this  compensation from the Trust valued as of December 31, 1999 at $15,188 and from the Fund
     Complex valued as of December 31, 1999 at $27,867.

         The Trust does not offer pension or retirement benefits to its Trustees.

         Under the terms of the Massachusetts  General  Corporation Law, the Trust may indemnify any person who was or is a Trustee, officer or employee of the Trust to the maximum extent permitted by the Massachusetts  General  Corporation Law; provided,  however, that any such  indemnification  (unless  ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that  indemnification of such persons is proper in the  circumstances.  Such determination  shall be made (i) by the
Board of Trustees,  by a majority vote of a quorum which consists of Trustees who are neither  "interested  persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "1940 Act"),  nor parties to the proceeding,  or (ii) if the required quorum is not obtainable or if a quorum of such Trustees so directs by independent  legal counsel in a written opinion.  No  indemnification  will be provided by the Trust to any Trustee or officer of the Trust for any  liability to the Trust or its  shareholders  to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Codes of Ethics.  The Trust and its  Investment  Manager and  Distributor  have adopted codes of ethics under rule 17j-1 of the 1940 Act. While these codes contain  provisions  reasonably  necessary to prevent  personnel  subject to the codes from engaging in unlawful  conduct,  they do not prohibit  investments in securities,  including  securities  that may be purchased or held by the
Trust's Portfolios, by such personnel.

INVESTMENT ADVISORY AND OTHER SERVICES:

         Investment  Advisory  Services:  The Trust has entered into investment  management  agreements with the Investment  Manager
(the "Management  Agreements").  The Investment  Manager furnishes each Portfolio with investment advice and certain  administrative services with respect to the applicable  Portfolio's  assets  subject to the  supervision of the Board of Trustees and in conformity with the stated policies of the applicable  Portfolio.  The Investment  Manager has engaged the  Sub-advisors  noted on the cover of this Statement to conduct the various investment  programs of each Portfolio pursuant to separate  sub-advisory  agreements with the
Investment Manager.

         Under the terms of the  Management  Agreements,  the Investment  Manager  furnishes,  at its expense,  such personnel as is required by each Portfolio for the proper  conduct of its affairs and engages the  Sub-advisors  to conduct the investment  programs pursuant to the  Investment  Manager's  obligations  under the Management  Agreements.  The Investment  Manager,  not the Trust,  is
responsible  for the expenses of conducting the investment  programs.  The Sub-advisor is responsible for the expenses of conducting the  investment  programs in relation to the applicable  Portfolio  pursuant to agreements  between the Investment  Manager and each
Sub-advisor.  Each Portfolio pays all of its other expenses,  including but not limited to, brokerage commissions,  legal, auditing, taxes or governmental fees, the cost of preparing share  certificates,  custodian,  depository,  transfer and shareholder  servicing agent costs, expenses of issue, sale,  redemption and repurchase of shares,  expenses of registering and qualifying shares for sale, insurance  premiums on  property or  personnel  (including  officers  and  Trustees  if  available)  of the Trust which inure to its benefit,  expenses  relating to Trustee and  shareholder  meetings,  the cost of preparing and  distributing  reports and notices to shareholders,  the fees and other expenses incurred by the Trust in connection with membership in investment  company  organizations and the cost of printing copies of  prospectuses  and statements of additional  information  distributed to  shareholders.  Expenses incurred by the Trust not directly  attributable  to any  specific  Portfolio or  Portfolios  are  allocated on the basis of the net assets of the respective Portfolios.

         Under the terms of the  Management  Agreements,  the  Investment  Manager is  permitted to render  services to others.  The
Management  Agreements  provide that neither the Investment  Manager nor its personnel  shall be liable for any error of judgment or mistake of law or for any act or omission in the  administration  or management  of the  applicable  Portfolios,  except for willful misfeasance,  bad faith or gross  negligence in the performance of its or their duties or by reason of reckless  disregard of its or their obligations and duties under the Management Agreements.

The Investment  Management fees payable by each Portfolio to the Investment Manager are as follows.  Investment  Management fees are payable monthly and are accrued daily for purposes of determining the net asset values of the Portfolios.

         AST Founders Passport Portfolio:  An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST Scudder Japan Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST AIM  International  Equity  Portfolio:  An annual rate of 1.0% of the average  daily net assets of the Portfolio not in excess of $75 million; plus .85% of the Portfolio's average daily net assets over $75 million.

         AST Janus Overseas Growth Portfolio:  An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST  American  Century  International  Growth  Portfolio:  An annual  rate of 1.0% of the  average  daily net assets of the
Portfolio.

         AST American  Century  International  Growth  Portfolio  II: An annual rate of 1.0% of the average  daily net assets of the
Portfolio.

         AST MFS Global Equity Portfolio:   An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST Janus Small-Cap Growth Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST Kemper  Small-Cap  Growth  Portfolio:  An annual  rate of .95% of the  portion of the  average  daily net assets of the
Portfolio not in excess of $1 billion; plus .90% of the portion of the net assets over $1 billion.

         AST Federated Aggressive Growth Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST Lord Abbett Small Cap Value Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST Gabelli Small-Cap Value Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST Janus Mid-Cap Growth Portfolio:  An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST Alger Mid-Cap Growth Portfolio:  An annual rate of .80% of the average daily net assets of the Portfolio.

         AST Neuberger  Berman  Mid-Cap Growth  Portfolio:  An annual rate of .90% of the portion of the average daily net assets of the Portfolio  not in excess of $1 billion;  plus .85% of the portion of the net assets over $1 billion.  Prior to May 1, 1998,  the
Investment  Manager had engaged  Berger  Associates,  Inc. as  Sub-advisor  for the Portfolio  (formerly,  the Berger Capital Growth
Portfolio), for a total Investment Management fee of .75% of the average daily net assets of the Portfolio.

         AST  Neuberger  Berman  Mid-Cap Value  Portfolio:  An annual rate of .90% of the portion of the average daily net assets of the Portfolio  not in excess of $1 billion;  plus .85% of the portion of the net assets over $1 billion.  Prior to May 1, 1998,  the
Investment Manager had engaged Federated  Investment  Counseling as Sub-advisor for the Portfolio  (formerly,  the Federated Utility
Income Portfolio),  for a total Investment  Management fee equal to .75% of the first $50 million of the average daily net assets of the Portfolio; plus .60% of the Portfolio's average daily net assets in excess of $50 million.

         AST Alger All-Cap Growth Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST Gabelli All-Cap Value Fund:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST Kinetics Internet Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST T. Rowe Price Natural Resources Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST  Alliance  Growth  Portfolio:  An annual rate of .90% of the portion of the average  daily net assets of the  Portfolio not in excess of $1 billion;  plus .85% of the portion of the net assets over $1 billion.  Prior to January 1, 1999,  the Investment
Manager had engaged  Robertson,  Stephens & Company  Investment  Management,  L.P. as  Sub-advisor  for the  Portfolio,  for a total
Investment Management fee of 1.0% of the average daily net assets of the Portfolio.

         AST MFS Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

         AST Alger Growth Portfolio:  An annual rate of .75% of the average daily net assets of the Portfolio.

         AST Marsico Capital Growth Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST JanCap Growth Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST Janus Strategic Value Portfolio:  An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST Cohen & Steers Realty Portfolio:  An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST  Sanford  Bernstein  Managed  Index  500  Portfolio:  An annual  rate of .60% of the  average  daily net  assets of the
Portfolio.

         AST American Century Income & Growth Portfolio:  An annual rate of .75% of the average daily net assets of the Portfolio.

         AST Alliance Growth and Income Portfolio:  An annual rate of .75% of the average daily net assets of the Portfolio.

         AST MFS Growth with Income Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

         AST INVESCO Equity Income Portfolio:  An annual rate of .75% of the average daily net assets of the Portfolio.

         AST AIM  Balanced  Portfolio:  An annual rate of .75% of the  average  daily net assets of the  Portfolio  not in excess of
$300 million; plus .70% of the Portfolio's average daily net assets in excess of $300 million.

         AST  American  Century  Strategic  Balanced  Portfolio:  An annual  rate of .85% of the  average  daily  net  assets of the
Portfolio.

         AST T. Rowe Price Asset Allocation Portfolio:  An annual rate of .85% of the average daily net assets of the Portfolio.

         AST T. Rowe Price Global Bond Portfolio:  An annual rate of .80% of the average daily net assets of the Portfolio.

         AST Federated High Yield Portfolio:  An annual rate of .75% of the average daily net assets of the Portfolio.

         AST Lord Abbett Bond-Debenture Portfolio:  An annual rate of .80% of the average daily net assets of the Portfolio.

         AST PIMCO Total Return Bond Portfolio:  An annual rate of .65% of the average daily net assets of the Portfolio.

         AST PIMCO Limited Maturity Bond Portfolio:  An annual rate of .65% of the average daily net assets of the Portfolio.

         AST Money  Market  Portfolio:  An annual  rate of .50% of the average  daily net assets of the  Portfolio.  The  Investment
Manager has  voluntarily  agreed to waive a portion of its fee equal to .05% of the average daily net assets of the  Portfolio.  The
Investment Manager may terminate this voluntary agreement at any time after April 30, 2001.

         The Investment  Manager has voluntarily  agreed to waive a portion of its fee equal to .05% of the average daily net assets in excess of $1 billion of the following  Portfolios:  AST Janus Overseas Growth  Portfolio,  AST Janus Small-Cap Growth  Portfolio,
AST Marsico Capital Growth  Portfolio,  AST JanCap Growth Portfolio,  AST Alliance Growth and Income  Portfolio,  AST INVESCO Equity
Income  Portfolio,  and AST PIMCO Total Return Bond Portfolio.  The Investment  Manager may terminate these voluntary  agreements at any time after April 30, 2001.

The investment  management  fee paid for each of the past three fiscal years by each  Portfolio  that was publicly  offered prior to
January 2000 was as follows:

                                                                                        Investment Management Fees
                                           ---------------------------- --------------------------- ---------------------------
                                                                  1997                        1998                        1999
                                           ---------------------------- --------------------------- ---------------------------
AST Founders Passport                                        1,257,908                   1,219,424                   1,222,849
AST AIM International Equity                                 3,428,762                   4,130,785                   4,695,735
AST Janus Overseas Growth                                    1,260,797                   4,344,867                   8,284,493
AST American Century International Growth                      157,826                     563,488                     992,423
AST   American   Century    International                    4,640,262                   4,652,136                   4,492,741
Growth II
AST MFS Global Equity                                                0                           0                       1,645
AST Janus Small-Cap Growth                                   2,219,824                   2,287,914                   4,980,643
AST Kemper Small-Cap Growth                                          0                           0                   3,958,710
AST Lord Abbett Small-Cap Value                                      0                     201,415                     531,717
AST Gabelli Small-Cap Value                                    713,045                   2,424,142                   2,529,270
AST Neuberger Berman Mid-Cap Growth                          1,259,790                   1,781,639                   2,440,843
AST Neuberger Berman Mid-Cap Value                             886,649                   1,715,060                   4,969,319
AST T. Rowe Price Natural Resources                            986,496                     869,131                     847,431
AST Alliance Growth                                          1,501,894                   2,694,595                   2,537,033
AST MFS Growth                                                       0                           0                       3,675
AST Marsico Capital Growth                                       1,568                   2,445,668                   9,436,188
AST JanCap Growth                                           11,384,457                  18,383,344                  36,922,583
AST Cohen & Steers Realty                                            0                     216,821                     494,430
AST Sanford Bernstein Managed Index 500                              0                     765,065                   2,856,541
AST American Century Income & Growth                           416,420                   1,164,962                   1,854,825
AST Alliance Growth and Income                               5,424,483                   7,877,722                   9,931,237
AST MFS Growth with Income                                           0                           0                       6,155
AST INVESCO Equity Income                                    3.565.372                   5,340,931                   7,204,789
AST AIM Balanced                                             2,387,734                   2,860,309                   3,145,086
AST American Century Strategic Balanced                        115,602                     431,573                   1,399,707
AST T. Rowe Price Asset Allocation                           1,413,730                   2,280,871                   3,419,374
AST T. Rowe Price Global Bond                                  941,760                   1,125,770                   1,178,024
AST Federated High Yield                                     2,345,042                   4,021,190                   4,761,157
AST PIMCO Total Return Bond                                  2,979,876                   4,772,121                   6,473,997
AST PIMCO Limited Maturity Bond                              1,649,461                   2,060,437                   2,494,789
AST Money Market                                             2,941,160                   4,190,913                   7,174,127

The  sub-advisory  fee paid by the Investment  Manager to the Sub-advisors for each such Portfolio for each of the past three fiscal years was as follows:

                                                                                        Sub-advisory Fees
                                           ---------------------------- --------------------------- ---------------------------
                                                                  1997                        1998                        1999
                                           ---------------------------- --------------------------- ---------------------------
AST Founders Passport                                          728,954                     709,671                     711,424
AST AIM International Equity(1)                              2,205,668                   2,557,327                   2,876,419
AST Janus Overseas Growth                                      793,793                   2,646,039                   4,692,246
AST American Century International Growth                      110,478                     394,441                     688,553
AST   American   Century    International                    2,230,131                   2,221,182                   2,133,458
Growth II(2)
AST Global Equity                                                    0                           0                         699
AST Janus Small-Cap Growth(3)                                1,469,059                   1,510,669                   2,427,349
AST Kemper Small-Cap Growth                                          0                           0                   1,842,324
AST Lord Abbett Small-Cap Value                                      0                     105,944                     279,851
AST Gabelli Small-Cap Value(4)                                 413,993                   1,366,746                   1,405,150
AST Neuberger Berman Mid-Cap Growth(5)                         734,388                     894,756                   1,134,819
AST Neuberger Berman Mid-Cap Value(6)                          425,687                     915,253                   2,754,647
AST T. Rowe Price Natural Resources                            548,053                     482,850                     470,795
AST Alliance Growth(7)                                         892,079                   1,547,298                     985,165
AST MFS Growth                                                       0                           0                       1,633
AST Marsico Capital Growth                                         784                   1,222,834                   4,718,094
AST JanCap Growth                                            6,261,619                  10,017,653                  19,832,544
AST Cohen & Steers Realty                                            0                     130,090                     296,658
AST  Sanford   Bernstein   Managed  Index                            0                     216,767                     738,621
500(8)
AST American Century Income & Growth(9)                        249,852                     693,921                   1,062,132
AST Alliance Growth and Income(10)                           3,018,989                   4,113,786                   4,991,959
AST MFS Growth with Income                                           0                           0                       3,180
AST INVESCO Equity Income                                    1,763,840                   2,592,435                   3,462,235
AST AIM Balanced(11)                                         1,343,009                   1,580,154                   1,722,543
AST American Century Strategic Balanced                         68,001                     252,933                     766,021
AST T. Rowe Price Asset Allocation                             503,303                     758,344                   1,093,198
AST T. Rowe Price Global Bond                                  470,880                     562,885                     589,012
AST Federated High Yield                                       899,181                   1,457,896                   1,704,552
AST PIMCO Total Return Bond                                  1,221,106                   1,910,431                   2,564,999
AST PIMCO Limited Maturity Bond                                709,408                     867,476                   1,034,534
AST Money Market                                               885,676                   1,113,545                   1,492,378

(1) For fiscal years 1997 and 1998, the entire fee noted was paid to Putnam Investment  Management,  Inc., the prior Sub-advisor for the Portfolio.  For fiscal year 1999,  $921,003 was paid to Putnam and $1,955,416 was paid to A I M Capital Management, Inc.
(2) For fiscal years 1997, 1998 and 1999, the entire fee noted above was paid to Rowe-Price Fleming  International,  Inc., the prior
Sub-advisor for the Portfolio.
(3) For fiscal years 1997 and 1998, the entire fee noted above was paid to Founders Asset Management LLC, the prior  Sub-advisor for the Portfolio.  For fiscal year 1999, the entire fee noted was paid to Janus Capital Corporation.
(4) For fiscal  years  1997,  1998 and 1999,  the  entire fee noted  above was paid to T. Rowe  Price  Associates,  Inc.,  the prior
Sub-advisor for the Portfolio.
(5) For fiscal year 1997, the entire fee noted above was paid to Berger Associates,  Inc. ("Berger"),  the prior Sub-advisor for the
Portfolio.  For  fiscal  year  1998,  $313,389  was paid to  Berger  and  $581,367  was paid to  Neuberger  Berman  Management  Inc.
("Neuberger  Berman"),  the current Sub-advisor for the Portfolio.  For fiscal year 1999, the entire fee noted was paid to Neuberger
Berman.
(6) For fiscal  year  1997,  the  entire  fee noted  above was paid to  Federated  Investment  Counseling  ("Federated"),  the prior
Sub-advisor  for the  Portfolio.  For fiscal year 1998,  $186,645  was paid to Federated  and $728,608 was paid to Neuberger  Berman
Management Inc.  ("Neuberger  Berman"),  the current  Sub-advisor for the Portfolio.  For fiscal year 1999, the entire fee noted was paid to Neuberger Berman.
(7) For fiscal  year 1997,  the  entire fee noted  above was paid to  Robertson,  Stephens  & Company  Investment  Management,  L.P.
("Robertson  Stephens").  For fiscal year 1998,  $1,542,651 was paid to Robertson Stephens and $4,657 was paid to  OppenheimerFunds,
Inc. ("Oppenheimer)."  For fiscal year 1999, the entire fee was paid to Oppenheimer, the prior Sub-advisor for the Portfolio.
(8)      For  fiscal  year 1999,  the  entire fee noted  above was paid to Bankers  Trust  Company,  the prior  Sub-advisor  for the
     Portfolio.
(9) For fiscal years 1997 and 1998, the entire fee noted above was paid to Putnam, Investment Management,  the prior Sub-advisor for the Portfolio.  For fiscal year 1999,  $297,067 was paid to Putnam and $765,065 was paid to American Century Investment  Management,
Inc., the current the Sub-advisor for the Portfolio.
(10) For the  fiscal  years  ended  1997,  1998 and 1999,  the  entire  fee noted  above was paid to Lord,  Abbett & Co.,  the prior
Sub-advisor for the Portfolio.
(11) For  fiscal  years 1997 and 1998,  the  entire fee noted  above was paid to  Putnam,  Investment  Management,  Inc.,  the prior
Sub-advisor  for the  Portfolio.  For  fiscal  year  1998,  $559,542  was paid to Putnam  and  $1,163,001  was paid to A I M Capital
Management, the current the Sub-advisor for the Portfolio.

The Investment Manager has agreed by the terms of the Management  Agreements for the following  Portfolios of the Trust to reimburse the Portfolio for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes,  interest,  brokerage  commissions and extraordinary  expenses,  determined by the Trust or the Investment  Manager,  but inclusive of the management fee) from exceeding a specified percentage of the Portfolio's average daily net assets, as follows:

         AST Founders Passport Portfolio:  1.75%

         AST AIM International Equity Portfolio:  1.75%

         AST Janus Small-Cap Growth Portfolio:  1.30%

         AST T. Rowe Price Natural Resources Portfolio:  1.35%

         AST Alliance Growth Portfolio:  1.45%

         AST JanCap Growth  Portfolio:  1.35%.  Commencing  September 4, 1996,  the  Investment  Manager has  voluntarily  agreed to reimburse  certain  operating  expenses in excess of 1.33% for the AST JanCap  Growth  Portfolio.  This  voluntary  agreement may be terminated by the Investment Manager at any time.

         AST Alliance Growth and Income Portfolio:  1.25%

         AST INVESCO Equity Income Portfolio:  1.20%

         AST AIM Balanced Portfolio:  1.25%

         AST T. Rowe Price Asset Allocation Portfolio:  1.25%

         AST T. Rowe Price Global Bond Portfolio:  1.75%

         AST Federated High Yield Portfolio:  1.15%

         AST PIMCO Total Return Bond Portfolio:  1.05%

         AST PIMCO Limited Maturity Bond Portfolio:  1.05%

         AST Money Market Portfolio:  .65%. The Investment  Manager has voluntarily  agreed to reimburse certain operating  expenses in excess of .60% for the AST Money Market Portfolio.  This voluntary  agreement may be terminated by the Investment  Manager at any time after April 30, 2001.

         The Investment  Manager has also  voluntarily  agreed to reimburse the other Portfolios of the Trust for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest,  brokerage commissions and extraordinary expenses,  determined by the Trust or the  Investment  Manager,  but  inclusive  of the  management  fee)  from  exceeding  a  specified  percentage  of each
Portfolio's average daily net assets, as follows:

         AST Scudder Japan Portfolio:  1.75%

         AST American Century International Growth Portfolio:  1.75%

         AST American Century International Growth Portfolio II:  1.75%

         AST Janus Overseas Growth Portfolio:  1.75%

         AST MFS Global Equity Portfolio:  1.75%

         AST Kemper Small-Cap Growth Portfolio:  1.35%

         AST Federated Aggressive Growth Portfolio:  1.35%

         AST Lord Abbett Small Cap Value Portfolio:  1.35%

         AST Gabelli Small-Cap Value Portfolio:  1.30%

         AST Janus Mid-Cap Growth Portfolio:  1.35%

         AST Alger Mid-Cap Growth Portfolio:  .85%

         AST Neuberger Berman Mid-Cap Value Portfolio:  1.25%

         AST Neuberger Berman Mid-Cap Growth Portfolio:  1.25%

         AST Alger All-Cap Growth Portfolio:  1.45%

         AST Gabelli All-Cap Value Portfolio:  1.45%

         AST Kinetics Internet Portfolio:  1.40%

         AST Marsico Capital Growth Portfolio:  1.35%

         AST MFS Growth Portfolio:  1.35%

         AST Alger Growth Portfolio:  .79%

         AST American Century Income & Growth Portfolio:  1.25%

         AST MFS Growth with Income Portfolio:  1.35%

         AST Janus Strategic Value Portfolio: 1.40%

         AST Sanford Bernstein Managed Index 500 Portfolio:  .80%

         AST Cohen & Steers Realty Portfolio:  1.45%

         AST American Century Strategic Balanced Portfolio:  1.25%

         AST Lord Abbett Bond-Debenture Portfolio:  1.20%

         Except with respect to the AST MFS Global  Equity  Portfolio,  for which the  Investment  Manager has committed to keep the above  limitation in effect until at least April 30, 2001,  and with respect to the AST Alger Mid-Cap  Growth  Portfolio and the AST
Alger Growth  Portfolio,  for which the  Investment  Manager has  committed to keep the above  limitations  in effect until at least
October 23,  2001,  the  Investment  Manager  may  terminate  the above  voluntary  agreements  at any time.  Voluntary  payments of
Portfolio  expenses by the Investment Manager are subject to reimbursement by the Portfolio at the Investment  Manager's  discretion within the two year period  following such payment to the extent  permissible  under  applicable law and provided that the Portfolio is able to effect such reimbursement and remain in compliance with applicable expense limitations.

         Each Management  Agreement will continue in effect from year to year,  provided it is approved,  at least annually,  in the manner  stipulated  in the 1940 Act.  This  requires  that each  Management  Agreement  and any renewal be approved by a vote of the majority  of the  Trustees  who are not  parties  thereto  or  interested  persons  of any such  party,  cast in person at a meeting specifically  called for the purpose of voting on such approval.  Each  Management  Agreement may be terminated  without  penalty on sixty  days'  written  notice by vote of a  majority  of the Board of  Trustees  or by the  Investment  Manager,  or by holders of a majority of the applicable  Portfolio's  outstanding  shares, and will  automatically  terminate in the event of its "assignment" as that term is defined in the 1940 Act.

         Sub-advisory  Agreements:  The Investment  Manager pays each  Sub-advisor for the performance of sub-advisory  services out of its  Investment  Management  fee and at no  additional  cost to any  Portfolio.  The fee paid to the  Sub-advisors  differs  from
Portfolio to Portfolio,  reflecting the objectives,  policies and restrictions of each Portfolio and the nature of each Sub-advisory
Agreement.  Each  Sub-advisor's  fee is accrued daily for purposes of determining  the amount payable to the  Sub-advisor.  The fees payable to the present Sub-advisors are as follows:

         Founders  Asset  Management  LLC for the AST  Founders  Passport  Portfolio:  An annual  rate of .60% of the portion of the average  net assets of the  Portfolio  not in excess of $100  million;  plus .50% of the  portion of the  average  net assets of the
Portfolio in excess of $100 million.

         Scudder  Kemper  Investments,  Inc.  for the AST  Scudder  Japan  Portfolio:  An annual  rate of .45% of the portion of the average  daily net assets not in excess of $500  million;  plus .40% of the portion of the net assets  over $500  million but not in excess of $1 billion; plus .35% of the portion of the net assets over $1 billion.

         A I M Capital  Management,  Inc. for the AST AIM  International  Equity  Portfolio:  An annual rate equal to the  following percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the  Investment  Manager as being similar to the Portfolio :
 .55% of the portion of the combined  average  daily net assets not in excess of $75  million;  plus .45% of the portion in excess of
$75 million.

         Janus  Capital  Corporation  for the AST Janus  Overseas  Growth  Portfolio:  An annual  rate of .65% of the portion of the average  daily net assets of the  Portfolio  not in excess of $100  million;  plus .60% of the  portion of the net assets  over $100 million but not in excess of $500 million; and .50% of the portion of the net assets over $500 million.

         American  Century  Investment  Management,  Inc. for the AST American  Century  International  Growth Portfolio and the AST
American  Century  International  Growth  Portfolio II: Because of the large amount of assets being  sub-advised  for the Investment
Manager by American  Century  Investment  Management,  Inc.,  the  Investment  Manager was able to negotiate a reduction to American
Century's  standard fee  schedule.  Such reduced fee schedule is an annual rate of .45% of the combined  average daily net assets of the  Portfolios and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the
Sub-advisor  and the  Investment  Manager as being  similar to the  Portfolios.  Prior to May 1, 2000,  the  Investment  Manager had
engaged Rowe  Price-Fleming  International,  Inc. as Sub-advisor  for the AST American  Century  International  Growth  Portfolio II
(formerly  the AST T. Rowe  Price  International  Equity  Portfolio),  for a total  Sub-advisory  fee of .75% of the  portion of the average  daily net assets of the  Portfolio  not in excess of $20  million;  plus .60% of the  portion  of the net  assets  over $20 million but not in excess of $50 million; plus .50% of the portion of the net assets over $50 million.

         Massachusetts  Financial  Services for the AST MFS Global  Equity  Portfolio:  An annual rate of .425% of average daily net assets of the Portfolio.

         Janus  Capital  Corporation  for the AST Janus  Small-Cap  Growth  Portfolio:  An annual rate of .50% of the portion of the average  daily net assets of the  Portfolio  not in excess of $100  million;  plus .45% of the  portion of the net assets  over $100 million but not in excess of $500  million;  plus .40% of the  portion of the net assets  over $500  million but not in excess of $1 billion;  plus .35% of the portion of the net assets over $1 billion.  Commencing  January 1, 1999, the  Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .05% of the  portions of the  Portfolio's  average  daily net assets over $400 million but not in excess of $500  million  and over $900  million but not in excess of $1  billion.  The  Sub-advisor  may  terminate  this voluntary  agreement at any time.  Prior to January 1, 1999, the  Investment  Manager had engaged  Founders Asset  Management LLC as
Sub-advisor for the Portfolio (formerly the Founders Capital  Appreciation  Portfolio),  for a total Sub-advisory fee of .65% of the portion of the average daily net assets of the  Portfolio  not in excess of $75 million;  plus .60% of the portion of the net assets over $75 million but not in excess of $150 million; plus .55% of the portion of the net assets over $150 million.

         Scudder Kemper  Investments,  Inc. for the AST Kemper  Small-Cap  Growth  Portfolio:  An annual rate of .50% of the average daily net assets of the Portfolio  not in excess of $100  million;  plus .45% of the portion of the net assets over $100 million but not in excess of $400  million;  plus .40% of the  portion of the net assets over $400  million  but not in excess of $900  million;
plus .35% of the portion of the net assets over $900 million.

         Federated Investment  Counseling for the AST Federated  Aggressive Growth Portfolio:  An annual rate of .50% of the portion of the average  daily net assets not in excess of $100  million;  plus .45% of the  portion of the net assets over $100  million but not in excess of $400  million;  plus .40% of the  portion of the net assets over $400  million  but not in excess of $900  million;
plus .35% of the portion of the net assets over $900 million.

         Lord,  Abbett & Co. for the AST Lord Abbett  Small Cap Value  Portfolio:  An annual  rate of .50% of the average  daily net assets of the Portfolio.

         GAMCO Investors,  Inc. for the AST Gabelli Small-Cap Value Portfolio:  An annual rate equal to the following percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and  identified by the  Sub-advisor  and the  Investment  Manager as being similar to the  Portfolio:  .40% of the portion of the  combined  average  daily net assets not in excess of $1 billion;  plus .30% of the portion of the net assets over $1 billion.  Prior to October 13, 2000,  the  Investment  Manager had engaged T. Rowe Price  Associates,  Inc. as  Sub-advisor  for the
Portfolio  (formerly the AST T. Rowe Price Small Company Value  Portfolio),  for a total  Sub-advisory fee of .60% of the portion of the average  daily net assets of the  Portfolio  not in excess of $20  million;  plus .50% of the portion of the net assets over $20 million but not in excess of $50 million.  When the net assets of the Portfolio exceeded $50 million,  the fee was an annual rate of
 .50% of the average daily net assets of the Portfolio.

         Janus Capital  Corporation for the AST Janus Mid-Cap Growth  Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Portfolio:  .55% of the portion of the  combined  average  daily net assets not in excess of $100  million;  plus .50% of the portion of the net assets over
$100  million but not in excess of $500  million;  plus .45% of the portion of the net assets over $500 million but not in excess of
$2 billion;  plus .40% of the  portion of the net assets over $2 billion but not in excess of $5 billion;  plus .375% of the portion of the net assets over $5 billion but not in excess of $10 billion; plus .35% of the portion of the net assets over $10 billion.

         Fred  Alger  Management,  Inc.  for the AST  Alger  Mid-Cap  Growth  Portfolio:  An  annual  rate  equal  to the  following percentages  of the combined  average  daily net assets of all  Portfolios of the Trust and all series of American  Skandia  Advisor
Funds,  Inc.  that are managed by the  Sub-advisor:  .40% of the portion of the combined  average  daily net assets not in excess of
$500  million;  plus .35% of the  portion of the net assets  over $500  million  but not in excess of $1  billion;  plus .30% of the portion of the net assets  over $1 billion but not in excess of $1.5  billion;  plus .25% of the portion of the net assets over $1.5 billion.

         Neuberger  Berman  Management  Inc. for the AST Neuberger  Berman Mid-Cap Growth  Portfolio:  An annual rate of .45% of the portion of the average daily net assets of the  Portfolio not in excess of $100 million;  plus .40% of the portion of the net assets over $100  million.  Prior to May 1, 1998,  the  Investment  Manager had engaged  Berger  Associates,  Inc. as  Sub-advisor  for the
Portfolio (formerly,  the Berger Capital Growth Portfolio),  for a total Sub-advisory fee of .55% of the average daily net assets of the  Portfolio  not in excess of $25  million;  plus .50% of the  portion of average  daily net assets  over $25  million but not in excess of $50 million; plus .40% of the portion of the average daily net assets over $50 million.

         Neuberger  Berman  Management  Inc. for the AST Neuberger  Berman  Mid-Cap Value  Portfolio:  An annual rate of .50% of the portion of the average daily net assets of the  Portfolio not in excess of $750 million;  plus .45% of the portion of the net assets over $750  million but not in excess of $1 billion;  plus .40% of the  portion in excess of $1  billion.  Prior to May 1, 1998,  the
Investment Manager had engaged Federated  Investment  Counseling as Sub-advisor for the Portfolio  (formerly,  the Federated Utility
Income  Portfolio),  for a total  Sub-advisory  fee of .50% of the portion of the average  daily net assets of the  Portfolio not in excess $25  million;  plus .35% of the portion in excess of $25 million but not in excess of $50  million;  plus .25% of the portion in excess of $50 million.

         Fred  Alger  Management,  Inc.  for the AST  Alger  All-Cap  Growth  Portfolio:  An  annual  rate  equal  to the  following percentages  of the combined  average  daily net assets of all  Portfolios of the Trust and all series of American  Skandia  Advisor
Funds,  Inc.  that are managed by the  Sub-advisor:  .40% of the portion of the combined  average  daily net assets not in excess of
$500  million;  plus .35% of the  portion of the net assets  over $500  million  but not in excess of $1  billion;  plus .30% of the portion of the net assets  over $1 billion but not in excess of $1.5  billion;  plus .25% of the portion of the net assets over $1.5 billion

         GAMCO  Investors,  Inc. for the AST Gabelli All-Cap Value Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and  identified by the  Sub-advisor  and the  Investment  Manager as being similar to the  Portfolio:  .50% of the portion of the  combined  average  daily net assets not in excess of $500  million;  plus .40% of the portion of the net assets over
$500 million.  Commencing  October 23, 2000,  GAMCO  Investors,  Inc. has voluntarily  agreed to waive a portion of its fee equal to the  following  percentages  of the combined  average daily net assets of the  Portfolio  and the  corresponding  series of American
Skandia Advisor Funds,  Inc.  referenced  above:  .10% of the portion of the combined average daily net assets not in excess of $500 million,  .05% of the  combined  assets over $500 million but not in excess of $1 billion,  and .10% of the combined  assets over $1 billion.  The Sub-advisor may terminate this voluntary agreement at any time.

         Kinetics  Asset  Management,  Inc. for the AST Kinetics  Internet  Portfolio:  An annual rate of .40% of the portion of the average  daily net assets of the  Portfolio  not in excess of $250  million;  plus .35% of the portion  over $250 million but not in excess of $500 million;  plus .30% of the portion over $500 million but not in excess of $1.2  billion;  plus .25% of the portion of the net assets over $1.2 billion.

         T. Rowe Price  Associates,  Inc.  for the AST T. Rowe Price  Natural  Resources  Portfolio:  An annual  rate of .60% of the portion of the average daily net assets of the  Portfolio  not in excess of $20 million;  plus .50% of the portion of the net assets over $20 million but not in excess of $50 million.  When the net assets of the  Portfolio  exceed $50 million,  the fee is an annual rate of .50% of the average daily net assets of the Portfolio.

         Alliance  Capital  Management  L.P. for the AST  Alliance  Growth  Portfolio:  An annual rate equal to .40% of the combined average  daily net  assets of the  Portfolio  and the  series of  American  Skandia  Advisor  Funds,  Inc.  that is  managed  by the
Sub-advisor  and identified by the Sub-advisor and the Investment  Manager as being similar to the Portfolio.  Between  December 31,
1998 and April 30, 2000 the  Investment  Manager had engaged  OppenheimerFunds,  Inc. as  Sub-advisor  for the  Portfolio at a total
Sub-advisory  fee of .35% of the portion of the average daily net assets of the  Portfolio not in excess of $500 million;  plus .30%
of the  portion of the net assets  over $500  million  but not in excess of $1  billion;  plus .25% of the portion of the net assets over $1  billion.  Prior to  January  1,  1999,  the  Investment  Manager  had  engaged  Robertson,  Stephens  & Company  Investment
Management,  L.P. as Sub-advisor  for the  Portfolio,  at a total  Sub-advisory  fee of .60% of the portion of the average daily net assets of the Portfolio not in excess of $200 million; plus .50% of the portion of the net assets over $200 million.

         Massachusetts  Financial  Services  Company  for the AST MFS  Growth  Portfolio:  An  annual  rate  equal to the  following percentages  of the combined  average daily net assets of the Portfolio,  the AST MFS Growth with Income  Portfolio and the domestic equity series of American  Skandia Advisor Funds,  Inc. that is managed by Massachusetts  Financial  Services  Company:  .40% of the
portion of the  combined  average  daily net assets not in excess of $300  million;  plus .375% of the portion over $300 million but not in excess of $600  million;  plus .35% of the portion  over $600  million but not in excess of $900  million;  plus .325% of the portion over $900 million, but not over $1.5 billion; plus .25% of the portion in excess of $1.5 billion.

         Fred Alger Management,  Inc. for the AST Alger Growth Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of all Portfolios of the Trust and all series of American  Skandia  Advisor Funds,  Inc. that are managed by the Sub-advisor:  .40% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .35%
of the  portion of the net assets  over $500  million  but not in excess of $1  billion;  plus .30% of the portion of the net assets over $1 billion but not in excess of $1.5 billion; plus .25% of the portion of the net assets over $1.5 billion.

         Marsico  Capital  Management,  LLC for the AST Marsico  Capital  Growth  Portfolio:  An annual rate of 0.45% of the average daily net assets of the Portfolio.

         Janus  Capital  Corporation  for the AST JanCap  Growth  Portfolio:  An annual  rate of .60% of the  portion of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .55% of the portion over $100 million but not in excess of
$1 billion;  plus .50% of the portion over $1 billion.  Commencing  March 1, 2000,  Janus Capital  Corporation,  the Sub-advisor for the AST JanCap Growth  Portfolio,  has voluntarily  agreed to the following revised fee schedule based on the combined average daily net assets of the Portfolio and the ASMT Janus Capital Growth  Portfolio of American  Skandia  Master Trust:  .55% of the portion of the combined  average daily net assets not in excess of $100  million;  plus .50% of the portion over $100 million but not in excess of $500  million;  plus .45% of the portion  over $500  million but not in excess of $2  billion;  plus .40% of the portion  over $2 billion but not in excess of $5 billion;  plus.375% of the portion  over $5 billion but not in excess of $10  billion;  plus .35% of the portion in excess of $10 billion.

         Janus  Capital  Corporation  for the AST Janus  Strategic  Value  Portfolio:  An annual  rate of .55% of the portion of the average  daily net assets of the  Portfolio  not in excess of $100  million;  plus .50% of the  portion of the net assets  over $100 million but not in excess of $500  million;  plus .45% of the  portion of the net assets  over $500  million but not in excess of $2 billion;  plus .40% of the portion of the net assets  over $2 billion but not in excess of $5 billion;  plus .375% of the portion of the net assets over $5 billion but not in excess of $10 billion; plus .35% of the portion of the net assets over $10 billion.

         Cohen & Steers  Capital  Management,  Inc.  for the AST Cohen & Steers  Realty  Portfolio:  An  annual  rate of .60% of the portion of the average daily net assets of the  Portfolio not in excess of $100 million;  plus .40% of the portion of the net assets over $100 million but not in excess of $250 million; plus .30% of the portion of the net assets over $250 million.

         Sanford C.  Bernstein & Co., LLC for the AST Sanford  Bernstein  Managed Index 500  Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,
Inc.  that is managed by the  Sub-advisor  and  identified by the  Sub-advisor  and the  Investment  Manager as being similar to the
Portfolio:  .1533% of the portion of the combined  average daily net assets not in excess of $300 million;  plus .10% of the portion of the net assets over $300 million.  Notwithstanding  the  foregoing,  the  following  annual rate will apply for each day that the combined  average  daily net assets are not in excess of $300 million:  .40% of the first $10 million of the combined  average daily net assets;  plus .30% of the next $40 million of the combined  average  daily net assets;  plus .20% of the next $50 million of the combined  average daily net assets;  plus .10% of the next $200 million of the combined  average  daily net assets.  Prior to May 1,
2000, the Investment  Manager had engaged Bankers Trust Company as Sub-advisor for the Portfolio at a total  Sub-advisory  fee equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor
Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the  Portfolio:  .17% of the  portion of the  combined  average  daily net assets  not in excess of $300  million;  plus .13% of the portion of the net assets over $300 million but not in excess of $1 billion; plus .08% of the net assets over $1 billion.

         American  Century  Investment  Management,  Inc. for the AST American  Century  Income & Growth  Portfolio:  Because of the
large  amount of assets  being  sub-advised  for the  Investment  Manager by  American  Century  Investment  Management,  Inc.,  the
Investment Manager was able to negotiate a reduction to American  Century's  standard fee schedule.  Such reduced fee schedule is an annual rate of: .40% of the portion of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .35% of the portion of the net assets over $100 million but not in excess of $500  million;  plus .30% of the portion of the net assets over
$500 million.

         Alliance Capital  Management L.P. for the AST Alliance Growth and Income  Portfolio:  An annual rate equal to the following percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment  Manager as being similar to the Portfolio:  .30%
of the portion of the combined  average  daily net assets not in excess of $1 billion;  plus .25% of the portion over $1 billion but not in excess of $1.5  billion;  plus .20% of the portion in excess of $1.5  billion.  Prior to May 1, 2000 the  Investment  Manager had engaged Lord,  Abbett & Co. as Sub-advisor for the Portfolio at a total  Sub-advisory  fee of .50% of the portion of the average daily net assets of the  Portfolio  not in excess of $200  million;  plus .40% of the portion over $200 million but not in excess of
$500  million;  plus .375% of the portion  over $500 million but not in excess of $700  million;  plus .35% of the portion over $700 million but not in excess of $900 million; plus .30% of the portion in excess of $900 million.

         Massachusetts  Financial  Services  Company  for the AST MFS Growth  with  Income  Portfolio:  An annual  rate equal to the following  percentages  of the combined  average daily net assets of the  Portfolio,  the AST MFS Growth  Portfolio and the domestic equity series of American  Skandia Advisor Funds,  Inc. that is managed by Massachusetts  Financial  Services  Company:  .40% of the
portion of the  combined  average  daily net assets not in excess of $300  million;  plus .375% of the portion over $300 million but not in excess of $600  million;  plus .35% of the portion  over $600  million but not in excess of $900  million;  plus .325% of the portion over $900 million but not over $1.5 billion; plus .25% of the portion in excess of $1.5 billion.

         INVESCO  Funds  Group,  Inc.  for the AST INVESCO  Equity  Income  Portfolio:  An annual rate of .50% of the portion of the average  daily net assets of the  Portfolio  not in excess of $25  million;  plus .45% of the  portion  of the net  assets  over $25 million but not in excess of $75  million;  plus .40% of the portion of the net assets in excess of $75 million but not in excess of
$100  million;  and .35% of the portion of the net assets over $100  million.  Commencing  May 1, 2000,  INVESCO  Funds Group,  Inc.
has  voluntarily  agreed to waive a portion of its fee so that the  following fee schedule  based on the combined  average daily net assets of the  Portfolio  and the ASMT INVESCO  Equity Income  Portfolio is in effect:  .35% of the portion of the combined  average daily net assets not in excess of $1  billion;  plus .30% of the  portion  over $1  billion.  The  Sub-advisor  may  terminate  this voluntary agreement at any time.

         A I M Capital  Management,  Inc. for the AST AIM Balanced  Portfolio:  An annual rate of .45% of the portion of the average daily net assets of the  Portfolio  not in excess of $75  million;  plus .40% of the portion of the average  daily net assets of the
Portfolio  over $75 million  but not in excess of $150  million;  plus .35% of the  portion of the  average  daily net assets of the
Portfolio in excess of $150 million.

         American Century  Investment  Management,  Inc. for the AST American Century Strategic Balanced  Portfolio:  Because of the
large  amount of assets  being  sub-advised  for the  Investment  Manager by  American  Century  Investment  Management,  Inc.,  the
Investment Manager was able to negotiate a reduction to American  Century's  standard fee schedule.  Such reduced fee schedule is an annual  rate  equal to the  following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of
American  Skandia  Advisor  Funds,  Inc. that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the Investment
Manager as being  similar to the  Portfolio:  .45% of the portion of the combined  average  daily net assets of the Portfolio not in excess of $50 million;  plus .40% of the portion over $50 million but not in excess of $100  million;  plus .35% of the portion over
$100 million but not in excess of $500 million; plus .30% of the portion over $500 million.

         T. Rowe Price  Associates,  Inc.  for the AST T. Rowe  Price  Asset  Allocation  Portfolio:  An annual  rate of .50% of the portion of the average  daily net assets of the  Portfolio  not in excess of $25 million;  plus .35% of the portion in excess of $25 million but not in excess of $50 million; and .25% of the portion in excess of $50 million.

         T. Rowe Price  International,  Inc. for the AST T. Rowe Price Global Bond Portfolio:  An annual rate of .40% of the average daily net assets of the Portfolio.

         Federated  Investment  Counseling for the AST Federated High Yield Portfolio:  An annual rate of .50% of the portion of the average  daily net assets of the  Portfolio  under $30 million;  plus .40% of the portion of the net assets equal to or in excess of
$30 million but under $50 million;  plus .30% of the portion  equal to or in excess of $50 million but under $75  million;  and .25%
of the portion equal to or in excess of $75 million.

         Lord,  Abbett & Co.  for the AST Lord  Abbett  Bond-Debenture  Portfolio:  An  annual  rate of .35% of the  portion  of the average daily net assets of the  Portfolio  not in excess of $1 billion;  plus .25% of the portion of the net assets over $1 billion but not in excess of $1.5 billion;  and .20% of the portion over $1.5 million.  Commencing  October 23, 2000, Lord, Abbett & Co. has
voluntarily  agreed to waive a portion of its fee equal to: .10% of the portion of the  Portfolio's  average daily net assets not in excess of $200  million,  .15% of the portion  over $200  million but not in excess of $1 billion,  and .05% of the portion  over $1 billion but not in excess of $1.5 billion.  The Sub-advisor may terminate this voluntary agreement at any time.

         Pacific  Investment  Management  Company LLC for the AST PIMCO Total Return Bond  Portfolio:  An annual rate of .30% of the average  daily net assets of the  Portfolio  not in excess of $150  million;  and .25% on the  portion  of the net assets  over $150 million.  Commencing  March 31, 2000,  the  Sub-advisor  has  voluntarily  agreed to waive a portion of its fee equal to .05% of the portion of the  Portfolio's  average daily net assets not in excess of $150 million.  The  Sub-advisor  may terminate this voluntary agreement at any time.

         Pacific  Investment  Management  Company LLC for the AST PIMCO Limited  Maturity Bond Portfolio:  An annual rate of .30% of the average daily net assets of the  Portfolio  not in excess of $150  million;  and .25% on the portion of the net assets over $150 million.  Commencing  March 31, 2000,  the  Sub-advisor  has  voluntarily  agreed to waive a portion of its fee equal to .05% of the portion of the  Portfolio's  average daily net assets not in excess of $150 million.  The  Sub-advisor  may terminate this voluntary agreement at any time.

         J.P.  Morgan  Investment  Management  Inc.  for the AST Money  Market  Portfolio:  An annual  rate  equal to the  following percentages  of the combined  average  daily net assets of the  Portfolio  and the series of American  Skandia  Master Trust that is managed by J.P. Morgan  Investment  Management,  Inc. and identified by it and ASISI as being similar to the Portfolio:  .09% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .06% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion over $1.5 billion.

         Corporate Structure.  Several of the Sub-advisors are controlled by other parties as noted below:

         Founders is a 90%-owned  subsidiary of Mellon Bank,  N.A., with the remaining 10% held by certain  Founders  executives and portfolio  managers.  Mellon Bank is a wholly owned  subsidiary  of Mellon Bank  Corporation,  a publicly  owned  multibank  holding company which provides a comprehensive range of financial products and services in domestic and selected international markets.

         A I M Capital  Management,  Inc.  is a  wholly-owned  subsidiary  of A I M Advisors,  Inc.,  also a  registered  investment adviser.  A I M Advisors,  Inc. is wholly owned by A I M Management Group Inc., a holding company engaged in the financial  services business and an indirect  wholly-owned  subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent  investment management group engaged in institutional  investment  management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

         Stilwell  Financial  ("Stilwell") owns approximately  81.5% of the outstanding  voting stock of Janus Capital  Corporation.
Stilwell is a publicly  traded  holding  company with  principal  operations in financial  asset  management  businesses.  Thomas H.
Bailey,  President and Chairman of the Board of Janus  Capital,  owns  approximately  12% of its voting stock and, by agreement with
Stilwell,  selects a majority of Janus Capital's  Board subject to the approval of Stilwell,  which approval can not be unreasonably withheld.

         American Century Companies, Inc. ("ACC") is the parent of American Century Investment Management, Inc.

         GAMCO  Investors,  Inc.  ("GAMCO") is a New York  corporation  organized in 1999 as  successor to the  investment  advisory business of a New York  corporation  of the same name that was  organized in 1978.  GAMCO is a  wholly-owned  subsidiary  of Gabelli
Asset Management Inc.  ("GAMI"),  a publicly held company listed on the New York Stock Exchange.  Mr. Mario J. Gabelli may be deemed a "controlling  person" of GAMCO on the basis of his controlling  interest in GAMI.  GAMCO has several  affiliates that also provide investment advisory services.

         Alliance Capital Management  Corporation ("ACMC") is the general partner of Alliance Capital Management,  L.P. ("Alliance")
and a wholly  owned  subsidiary  of The  Equitable  Life  Assurance  Society of the United  States  ("Equitable").  Equitable is the
beneficial  owner of an  approximately  55.4%  partnership  interest in  Alliance.  Alliance  Capital  Management  Holding  L.P.,  a
publicly-traded  company,  owns an approximately 41.9% partnership  interest in Alliance.  Equitable is a wholly owned subsidiary of
AXA Financial,  Inc., and AXA, a French insurance holding company,  owned as of June 30, 1999 approximately  58.2% of the issued and outstanding shares of common stock of AXA Financial, Inc.

         Massachusetts  Financial  Services  Company is a subsidiary of Sun Life of Canada (US) Financial  Services  Holdings,  Inc.
whose ultimate parent is Sun Life Assurance Co. of Canada.

         Zurich  Insurance  Company,  a leading  provider of insurance and financial  services,  owns  approximately  70% of Scudder
Kemper, with the balance owned by Scudder Kemper's officers and employees.

         Lord,  Abbett & Co.  ("Lord  Abbett")  is a general  partnership  with the  following  partners,  all of whom are  actively involved in the  management  of Lord  Abbett:  Stephen I. Allen,  Zane E. Brown,  Daniel E.  Carper,  Robert S. Dow,  John E. Erard,
Robert P. Fetch, Daria L. Foster, Robert I. Gerber, Paul A. Hilstad, W. Thomas Hudson,  Stephen J. McGruder,  Michael B. McLaughlin,
Robert G. Morris, Robert J. Noelke, R. Mark Pennington, Christopher Towle and John J. Walsh.

         All of the voting stock of Neuberger Berman  Management Inc. is owned by Neuberger Berman Inc., a  publicly-traded  company listed on the NYSE.

         Bank of America,  N.A.,  a national  bank  subsidiary  of Bank of America  Corporation,  indirectly  owns 50% of the voting control of Marsico Capital Management,  LLC ("Marsico  Capital").  Mr. Thomas F. Marsico and a company controlled by Mr. Marsico own the  remainder of Marsico  Capital's  voting  interests.  Bank of America,  N.A. has agreed to purchase the Marsico  Capital  voting interests that are currently owned or controlled by Mr. Marsico.  It is expected that this purchase will occur in early 2001.

         Martin Cohen and Robert H. Steers may be deemed  "controlling  persons" of Cohen & Steers Capital  Management,  Inc. on the basis of their ownership of Cohen & Steers' stock.

         Sanford C. Bernstein & Co., LLC is an indirect wholly owned subsidiary of Alliance.

         INVESCO Funds Group, Inc. is a subsidiary of AMVESCAP PLC.

         T. Rowe Price International, Inc. is a wholly owned subsidiary of T. Rowe Price Associates, Inc. ("T. Rowe Price").

         Federated Investment  Counseling,  organized as a Delaware business trust in 1989 is a wholly owned subsidiary of Federated
Investors.

         Pacific  Investment  Management  Company LLC ("PIMCO") is a subsidiary  general  partnership of PIMCO Advisors L.P. ("PIMCO
Advisors").  Allianz AG ("Allianz") is the majority owner of PIMCO Advisors and its  subsidiaries,  including PIMCO.  Allianz is the world's  second  largest  insurance  company  and is  represented  in 68  countries  world-wide  through  subsidiaries,  branch  and representative  offices and other affiliated  entities.  Pacific Life Insurance Company holds an approximately 30% interest in PIMCO
Advisors.

         J.P. Morgan  Investment  Management,  Inc is a wholly-owned  subsidiary of J.P. Morgan & Co.  Incorporated,  a bank holding company organized under the laws of Delaware.

         The Administrator  and Transfer and Shareholder  Servicing Agent:  PFPC Inc. (the  "Administrator"),  103 Bellevue Parkway,
Wilmington,  Delaware 19809, a Delaware  corporation that is an indirect  wholly-owned  subsidiary of PNC Financial Corp., serves as the  Administrator  and Transfer and Shareholder  Servicing Agent for the Trust.  Pursuant to a Trust Accounting and  Administration
Agreement  between the Trust and the  Administrator,  dated May 1, 1992 (the  "Administration  Agreement"),  the  Administrator  has
agreed to provide certain fund accounting and  administrative  services to the Trust,  including,  among other services,  accounting relating to the Trust and  investment  transactions  of the Trust;  computation of daily net asset values;  maintaining  the Trust's books of account;  assisting in monitoring,  in conjunction with the Investment Manager,  compliance with the Portfolios' investment objectives,  policies and restrictions;  providing office space and equipment necessary for the proper administration and accounting functions of the Trust;  monitoring  investment activity and income of the Trust for compliance with applicable tax laws;  preparing and filing Trust tax  returns;  preparing  financial  information  in  connection  with the  preparation  of the Trust's  annual and semi-annual  reports and making requisite  filings thereof;  preparing  schedules of Trust share activity for footnotes to financial statements;  furnishing financial  information  necessary for the completion of certain items to the Trust's registration  statement and necessary to prepare and file Rule 24f-2 notices;  providing an administrative  interface between the Investment Manager and the
Trust's  custodian;  creating and maintaining  all necessary  records in accordance with  applicable  laws,  rules and  regulations, including,  but not limited to,  those  records  required to be kept  pursuant to the 1940 Act;  and  performing  such other  duties related to the  administration  of the Trust as may be requested by the Board of Trustees of the Trust. The  Administrator  does not have any  responsibility or authority for the management of the assets of the Trust, the  determination of its investment  policies, or for any matter pertaining to the distribution of securities issued by the Trust.

         Under the terms of the  Administration  Agreement,  the  Administrator  shall not be liable  for any error of  judgment  or mistake  of law or for any loss or expense  suffered  by the  Trust,  in  connection  with the  matters to which the  Administration
Agreement relates,  except for a loss or expense resulting from willful  misfeasance,  bad faith, or gross negligence on its part in the  performance  of its duties or from reckless  disregard by it of its  obligations  and duties under the  Agreement.  Any person, even though also an officer,  director,  partner, employee or agent of the Administrator,  who may be or become an officer, Trustee, employee or agent of the Trust,  shall be deemed when rendering  services to the Trust or acting on any business of the Trust (other than services or business in connection with the  Administrator's  duties under the  Administration  Agreement) to be rendering such services to or acting solely for the Trust and not as an officer,  director,  partner, employee or agent or one under the control or direction of the Administrator even though paid by them.

         As compensation for the services and facilities  provided by the  Administrator  under the  Administration  Agreement,  the
Trust has agreed to pay to the  Administrator  the greater of certain  percentages of the average daily net assets of each Portfolio or certain  specified minimum annual amounts  calculated for each Portfolio.  Except for the AST Sanford Bernstein Managed Index 500
Portfolio,  the  percentages  of the average daily net assets are: (a) 0.10% of the first $200  million;  (b) 0.06% of the next $200 million;  (c) 0.0275% of the next $200 million;  (d) 0.02% of average daily net assets over $1 billion.  The percentages for the AST
Sanford  Bernstein  Managed Index 500 Portfolio  are: (a) 0.05% of the first $200 million;  (b) 0.03% of the next $200 million;  (c)
0.0275 of the next $200 million; (d) 0.02% of the next $400 million; and (e) 0.01% of average daily net assets over $1 billion.

         The minimum amount is $75,000 for each of the AST Janus  Small-Cap  Growth  Portfolio,  the AST Lord Abbett Small Cap Value
Portfolio,  the AST Gabelli Small-Cap Value Portfolio,  the AST Neuberger Berman Mid-Cap Growth Portfolio,  the AST Neuberger Berman
Mid-Cap Value Portfolio,  the AST T. Rowe Price Natural Resources  Portfolio,  the AST Oppenheimer  Large-Cap Growth Portfolio,  the
AST Marsico Capital Growth  Portfolio,  the AST JanCap Growth Portfolio,  the AST Cohen & Steers Realty  Portfolio,  the AST Sanford
Bernstein  Managed Index 500 Portfolio,  the AST American Century Income & Growth  Portfolio,  the AST Lord Abbett Growth and Income
Portfolio,  the AST INVESCO Equity Income Portfolio,  the AST AIM Balanced  Portfolio,  the AST American Century Strategic  Balanced
Portfolio,  the AST T. Rowe Price Asset Allocation  Portfolio,  the AST Federated High Yield  Portfolio,  the AST PIMCO Total Return
Bond Portfolio,  the AST PIMCO Limited  Maturity Bond Portfolio and the AST Money Market  Portfolio.  The minimum amount is $100,000 for the AST Founders Passport Portfolio,  the AST AIM International Equity Portfolio,  the AST Janus Overseas Growth Portfolio,  the
AST American Century  International  Growth  Portfolio,  the AST American Century  International  Growth Portfolio II and the AST T.
Rowe Price Global Bond Portfolio.  For all of these  Portfolios,  monthly fees have been frozen at the amounts paid for the month of
December 1999.  Monthly fees for the AST MFS Global Equity  Portfolio,  the AST MFS Growth  Portfolio and the MFS Growth with Income
Portfolio  have been frozen at levels  determined  under the  asset-based  fee schedule set forth above based on December 1999 asset levels,  without  regard to any  minimum  amounts.  The fees  payable  to the  Administrator  for those  Portfolios  that  commenced operations  during 2000 (the AST Scudder Japan  Portfolio,  the AST Federated  Aggressive  Growth  Portfolio,  the AST Janus Mid-Cap
Growth  Portfolio,  the AST Alger Mid-Cap Growth Portfolio,  the AST Alger All-Cap Growth  Portfolio,  the AST Gabelli All-Cap Value
Portfolio,  the AST Kinetics Internet Portfolio,  the AST Alger Growth Portfolio,  the AST Janus Strategic Value Portfolio,  and the
AST Lord Abbett  Bond-Debenture  Portfolio)  are not subject to any freeze and each such Portfolio  will pay the  Administrator  the greater of the asset  based fee or a  phased-in  minimum  amount  equal to $34,375 for the first  twelve  months of the  Portfolio's operations.  These fee  arrangements  will remain in effect until such time as the aggregate fee resulting  from the  application of revised fee schedules  based on the combined  average daily net assets of each  Portfolio and the  corresponding  series of American
Skandia Advisor Funds,  Inc. or American  Skandia Master Trust would result in a lower fee, at which point the revised fee schedules will take effect.

         Compensation for the services and facilities  provided by the Administrator  under the  Administration  Agreement  includes payment of the Administrator's  "out-of-pocket"  expenses.  Such "out-of-pocket"  expenses of the Administrator include, but are not limited to, postage and mailing,  forms, envelopes,  checks,  toll-free lines (if requested by the Trust),  telephone,  hardware and telephone lines for remote terminals (if required by the Trust),  wire fees,  certificate  issuance fees,  microfiche and microfilm, telex, federal express,  outside independent pricing service charges, record  retention/storage and proxy solicitation,  mailing and tabulation  expenses  (if  required  by the  Trust).  For the years  ended  December  31,  1997,  1998 and 1999,  the Trust paid the
Administrator $4,902,309, $6,582,808 and $8,445,050 respectively.

         The Administration  Agreement  provides that it will continue in effect from year to year. The Administration  Agreement is terminable,  without  penalty,  by the Board of  Trustees,  by vote of a majority  (as  defined in the 1940 Act) of the  outstanding voting securities,  or by the Administrator,  on not less than sixty days' notice. The Administration  Agreement shall automatically terminate upon its assignment by the Administrator without the prior written consent of the Trust,  provided,  however, that no such assignment shall release Administrator from its obligations under the Agreement.

BROKERAGE  ALLOCATION:  Subject to the  supervision of the Board of Trustees of the Trust,  decisions to buy and sell securities for the Trust are made for each Portfolio by its  Sub-advisor.  Generally,  the primary  consideration in placing  Portfolio  securities transactions with  broker-dealers  is to obtain,  and maintain the availability of, execution at the best net price available and in the most  effective  manner  possible.  Each  Sub-advisor  is  authorized  to  allocate  the  orders  placed  by it on behalf of the applicable  Portfolio  to brokers who also provide  research or  statistical  material,  or other  services to the  Portfolio or the
Sub-advisor for the use of the applicable  Portfolio or the Sub-advisor's  other accounts.  Such allocation shall be in such amounts and proportions as the Sub-advisor  shall determine and the  Sub-advisor  will report on said  allocations  either to the Investment
Manager,  which will report on such  allocations  to the Board of  Trustees,  or, if  requested,  directly to the Board of Trustees.
Such  reports  will  indicate  the brokers to whom such  allocations  have been made and the basis  therefor.  The  Sub-advisor  may consider sale of shares of the  Portfolios or variable  insurance  products that use the Portfolios as investment  vehicles,  or may consider or follow  recommendations  of the  Investment  Manager that take such sales into  account,  as factors in the selection of brokers  to effect  portfolio  transactions  for a  Portfolio,  subject to the  requirements  of best net price  available  and most favorable  execution.  In this regard,  the Investment  Manager has directed  certain of the Sub-advisors to try to effect a portion of their Portfolios'  transactions  through  broker-dealers that give prominence to variable insurance products using the Portfolios as investment vehicles, to the extent consistent with best net price available and most favorable execution.

         Subject to the rules  promulgated by the SEC, as well as other  regulatory  requirements,  a Sub-advisor  also may allocate orders to brokers or dealers  affiliated with the Sub-advisor or the Investment  Manager.  Such allocation  shall be in such amounts and proportions as the Sub-advisor  shall determine and the  Sub-advisor  will report on said  allocations  either to the Investment
Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees.

         In  selecting  a  broker  to  execute  each  particular  transaction,   each  Sub-advisor  will  take  the  following  into
consideration:  the best net price  available;  the  reliability,  integrity  and  financial  condition of the broker;  the size and difficulty in executing the order;  and the value of the expected  contribution  of the broker to the investment  performance of the
Portfolio on a continuing  basis.  Accordingly,  the cost of the brokerage  commissions in any  transaction may be greater than that available  from other  brokers if the  difference  is  reasonably  justified by other  aspects of the  brokerage  services  offered.
Subject to such policies and  procedures  as the Board of Trustees may  determine,  a Sub-advisor  shall not be deemed to have acted unlawfully or to have  breached any duty solely by reason of its having  caused a Portfolio to pay a broker that  provides  research services to the  Sub-advisor an amount of commission  for effecting an investment  transaction in excess of the amount of commission another broker would have charged for effecting that  transaction,  if the Sub-advisor  determines in good faith that such amount of commission  was reasonable in relation to the value of the research  service  provided by such broker viewed in terms of either that particular  transaction  or the  Sub-advisor's  ongoing  responsibilities  with  respect  to a  Portfolio  or its  managed  accounts generally.  For the years ended December 31, 1997, 1998 and 1999,  aggregate  brokerage  commissions of $7,265,436,  $15,887,946 and
$24,608,079,  respectively,  were paid in relation to  brokerage  transactions  for the Trust.  The  increase  in  commissions  paid corresponds roughly to the increase in the Trust's net assets during those periods.
         During the years ended  December 31, 1997,  December 31, 1998 and  December 31, 1999,  brokerage  commissions  were paid to certain  affiliates  of Rowe  Price-Fleming  International,  Inc. by the AST  American  Century  International  Growth  Portfolio II
(formerly,  the AST T. Rowe Price  International  Equity  Portfolio) in the amounts of $29,579,  $26,497 and $15,833,  respectively.
For the year ended December 31, 1999,  3.0% of the total  brokerage  commissions  paid by this Portfolio were paid to the affiliated brokers,  with respect to  transactions  representing  3.1% of the  Portfolio's  total dollar amount of  transactions  involving the payment of  commissions.  Similarly,  brokerage  commissions  were paid to  Robertson  Stephens & Co., an  affiliate  of  Robertson,
Stephens & Company  Investment  Management  L.P., by the AST Alliance Growth  Portfolio  (formerly,  the Robertson  Stephens Value +
Growth  Portfolio)  in the  aggregate  amounts of $68,772 and $71,751 for the years ended  December 31, 1997 and 1998  respectively.
Brokerage  commissions in the amounts of $82,199 and $35,545 were paid to Neuberger  Berman,  LLC, an affiliate of Neuberger  Berman
Management  Inc., by the AST Neuberger  Berman  Mid-Cap  Growth  Portfolio  for the period from May 1, 1998 (when  Neuberger  Berman
Management  Inc.  became  the  Portfolio's  Sub-advisor)  until  December  31,  1998  and for the  year  ended  December  31,  1999, respectively.  For the year ended December 31, 1999,  7.0% of the total  brokerage  commissions  paid by this Portfolio were paid to
Neuberger  Berman,  LLC,  with  respect  to  transactions  representing  8.7% of the total  amount of the  Portfolio's  transactions involving  the payment of  commissions.  Brokerage  commissions  in the  amounts of $277,961  and  $652,436  were paid to  Neuberger
Berman,  LLC, by the AST Neuberger Berman Mid-Cap Value Portfolio for the period from May 1, 1998 (when Neuberger Berman  Management
Inc. became the Portfolio's  Sub-advisor)  until December 31, 1998 and for the year ended December 31, 1999,  respectively.  For the year ended December 31, 1999, 24.4% of the total brokerage  commissions paid by this Portfolio were paid to Neuberger  Berman,  LLC, with  respect to  transactions  representing  26.0% of the total amount of the  Portfolio's  transactions  involving  the payment of commissions.  During the year ended December 31, 1998,  brokerage  commissions  were paid to J.P.  Morgan  Securities Inc. and other affiliates of American  Century  Investment  Management,  Inc. by the AST American  Century  International  Growth  Portfolio in the
amount of $91.  During the years ended  December  31, 1998 and December 31, 1999,  brokerage  commissions  were paid to J.P.  Morgan
Securities  Inc.  and other  affiliates  of American  Century  Investment  Management,  Inc. by the AST American  Century  Strategic
Balanced  Portfolio  in the amount of $3,265 and $1,355,  respectively.  For the year ended  December  31,  1999,  0.9% of the total brokerage  commissions paid by this Portfolio were paid to the affiliated  brokers,  with respect to transactions  representing 0.4%
of the total  amount of the  Portfolio's  transactions  involving  the payment of  commissions.  During the year ended  December 31,
1999,  brokerage  commissions  were paid to J.P.  Morgan  Securities  Inc.  and other  affiliates  of  American  Century  Investment
Management,  Inc. by the AST  American  Century  Income and Growth  Portfolio  in the amount of $5,455.  For that year,  1.4% of the total brokerage  commissions paid by this Portfolio were paid to the affiliated brokers,  with respect to transactions  representing
0.8% of the total amount of the Portfolio's  transactions  involving the payment of commissions.  For the fiscal year ended December
31, 1999,  brokerage  commissions were paid to NationsBanc  Montgomery  Services,  LLC, an affiliate of Marsico Capital  Management,
LLC,  by the AST  Marsico  Capital  Growth  Portfolio  in the  amount of  $37,919.  For that  period,  2.0% of the  total  brokerage commissions  paid by this  Portfolio were paid to the  affiliated  broker,  with respect to  transactions  representing  1.7% of the
Portfolio's total dollar amount of transactions involving the payment of commissions.

         In addition,  as described  below under  "Distribution  Plan," certain  Portfolios  directed  brokerage  transactions  to a broker-dealer  acting as the clearing firm for the Trust's  Distributor,  which acted as introducing  broker in connection  with the transactions.  The table  below  reflects  the  commission  amounts  directed to such  clearing  firm for each such  Portfolio,  the percentage of the Portfolio's  total  commissions this represents,  and the percentage of the Portfolio's  total  transaction  value involving the payment of commissions that was directed in this manner.

------------------------------------------------------------- --------------- ------------------------ ------------------------
Portfolio Name                                                   Commissions     % of Total Portfolio   % of Dollar Amount of
                                                                                          Commissions  Portfolio Transactions
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST AIM International Equity Portfolio                              $121,855                     3.4%                     3.5%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Janus Overseas Growth Portfolio                                   64,399                     3.0%                     2.9%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST American Century International Growth Portfolio II                61,162                    11.6%                     9.7%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Janus Small-Cap Growth Portfolio                                  18,169                     2.3%                     1.2%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Kemper Small-Cap Growth Portfolio                                 16,105                     2.6%                     1.7%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio                         50,444                     9.9%                     8.1%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Neuberger Berman Mid-Cap Value Portfolio                         307,456                    11.5%                    11.3%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST T. Rowe Price Natural Resources Portfolio                          3,822                     1.2%                     1.5%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Marsico Capital Growth Portfolio                                 205,216                    10.6%                     8.8%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST JanCap Growth Portfolio                                          274,661                    14.2%                    13.6%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Alliance Growth and Income Portfolio                             518,065                    22.8%                    16.8%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Cohen & Steers Realty Portfolio                                    3,624                     2.1%                     1.8%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST INVESCO Equity Income Portfolio                                  178,194                    19.9%                    19.5%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST AIM Balanced Portfolio                                            45,847                     7.3%                     5.5%
------------------------------------------------------------- --------------- ------------------------ ------------------------

ALLOCATION OF INVESTMENTS:  The Sub-advisors have other advisory clients,  some of which have similar  investment  objectives to one or more Portfolios for which advisory  services are being provided.  In addition,  a Sub-advisor may be engaged to provide  advisory services for more than one of the Trust's  Portfolios.  There will be times when a Sub-advisor may recommend  purchases and/or sales of the same securities for a Portfolio and such Sub-advisor's other clients.  In such  circumstances,  it will be the policy of each
Sub-advisor to allocate  purchases and sales among a Portfolio and its other clients,  including other Trust Portfolios for which it provides advisory  services,  in a manner which the Sub-advisor deems equitable,  taking into  consideration such factors as size of account,  concentration of holdings, investment objectives, tax status, cash availability,  purchase costs, holding period and other pertinent factors relative to each account.

COMPUTATION  OF NET ASSET VALUES:  The Trust  determines  the net asset values of a Portfolio's  shares at the close of the New York
Stock Exchange (the  "Exchange"),  currently 4:00 p.m. Eastern time, on each day that the Exchange is open for business.  Currently, the Exchange is closed on Saturdays and Sundays and on New Year's Day,  Martin Luther King, Jr. Day,  Presidents'  Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         All  Portfolios  with the  exception  of the AST  Money  Market  Portfolio:  The net  asset  value  per share of all of the
Portfolios  with the exception of the AST Money Market  Portfolio is determined by dividing the market value of its securities as of the close of trading plus any cash or other assets  (including  dividends  and accrued  interest  receivable)  less all  liabilities
(including  accrued  expenses),  by the number of shares  outstanding.  Portfolio  securities,  including  open short  positions and options  written,  are  valued at the last sale price on the  securities  exchange  or  securities  market on which such  securities primarily  are  traded.  Securities  not  listed on an  exchange  or  securities  market,  or  securities  in which  there  were not transactions  on that day,  are valued at the  average of the most  recent  bid and asked  prices,  except in the case of open short positions  where the asked price is available.  Any  securities or other assets for which recent market  quotations  are not readily available  are  valued  at fair  market  value as  determined  in good  faith by or under  procedures  established  by the  Board of
Trustees.  Short-term  obligations  with sixty days or less  remaining to maturity are valued on an amortized  cost basis.  Expenses and fees,  including the investment  management  fees,  are accrued daily and taken into account for the purpose of determining  net asset value of shares.

         Generally,  trading in foreign securities,  as well as U.S. Government securities,  money market instruments and repurchase agreements,  is  substantially  completed  each  day at  various  times  prior to the  close of the  Exchange.  The  values  of such securities  used in computing the net asset value of the shares of a Portfolio  generally are  determined as of such earlier  times.
Foreign currency  exchange rates are also generally  determined prior to the close of the Exchange.  Occasionally,  events affecting the value of such  securities  and such  exchange  rates may occur  between the times at which they usually are  determined  and the close of the  Exchange.  If such  extraordinary  events  occur,  their  effects  may not be  reflected  in the net asset  value of a
Portfolio calculated as of the close of the Exchange on that day.

         Foreign  securities  are valued on the basis of  quotations  from the primary  market in which they are traded.  All assets and  liabilities  initially  expressed in foreign  currencies  will be converted  into U.S.  dollars at an exchange rate quoted by a major  bank that is a regular  participant  in the  foreign  exchange  market or on the basis of a pricing  service  that takes into account the quotes provided by a number of such major banks.

         AST Money Market  Portfolio:  For the AST Money Market  Portfolio,  all securities are valued by the amortized cost method.
The  amortized  cost method of  valuation  values a security at its cost at the time of purchase and  thereafter  assumes a constant amortization to maturity of any discount or premium,  regardless of the impact of fluctuating  interest rates on the market value of the  instrument.  The  purpose of this  method of  calculation  is to attempt to  maintain a constant  net asset  value per share of
$1.00.  No assurance can be given that this goal can be attained.  If a difference of more than 1/2 of 1% occurs  between  valuation based on the amortized  cost method and  valuation  based on market  value,  the Trustees  will take steps  necessary to reduce such deviation  or any unfair  results to  shareholders,  such as  changing  dividend  policy,  shortening  the  average  maturity of the investments  in the Portfolio or valuing  securities  on the basis of current  market prices if available or, if not, at fair market value.

SALE OF SHARES:  The Trust has  entered  into  separate  agreements  for the sale of shares with  American  Skandia  Life  Assurance
Corporation  ("ASLAC") and Kemper Investors Life Insurance  Company  ("Kemper"),  respectively.  Pursuant to these  agreements,  the
Trust will pay ASLAC and Kemper for  printing and delivery of certain  documents  to the  beneficial  owners of Trust shares who are holders of variable annuity and variable life insurance  policies issued by ASLAC and Kemper.  Such documents include  prospectuses, semi-annual  and annual reports and any proxy  materials.  The Trust will pay ASLAC 0.1%, on an annualized  basis,  of the net asset value of the shares legally owned by any separate  account of ASLAC,  and will pay Kemper 0.1%, on an annualized  basis,  of the net asset value of the shares  legally owned by the separate  accounts of Kemper named in the sales  agreement.  A complete  description of the manner by which the Trust's shares may be purchased and redeemed  appears in the Prospectus  under the heading  "Purchase and
Redemption of Shares."

         Distribution  Plan. The Trust has adopted a  Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 under the 1940
Act to permit American Skandia Marketing,  Inc. ("ASM"), an affiliate of the Investment  Manager,  to receive brokerage  commissions in connection  with purchases and sales of securities held by the  Portfolios,  and to use these  commissions to promote the sale of shares  of the  Portfolios.  Under  the  Distribution  Plan,  ASM  may  use  the  brokerage  commissions  received  to  pay  various distribution-related  expenses,  such as advertising,  printing of sales materials,  training sales personnel,  and paying marketing fees requested by  broker-dealers  who sell variable annuity  contracts and variable life insurance  policies the premiums for which are invested in Shares of the Trust ("variable  contracts").  ASM may receive  compensation  under the Distribution  Plan regardless of whether it actually uses such  compensation to pay  distribution  expenses.  However,  it is anticipated that amounts received by
ASM under the  Distribution  Plan will be used  entirely  to pay  distribution  expenses  and  administrative  expenses  relating to implementation  and operation of the  Distribution  Plan, and that ASM likely will not earn a profit directly from the  compensation received under the  Distribution  Plan.  During the year ended December 31, 1999, ASM received  $1,548,117 from the Portfolios under the Distribution Plan, all of which was used by ASM to provide compensation to broker-dealers.

         The  Distribution  Plan was  adopted by a majority  vote of the  Trustees  of the Trust,  including  at least a majority of
Trustees  who are not  "interested  persons"  of the  Portfolios  (as  defined  in the 1940  Act) and who do not have any  direct or indirect  financial  interest in the  operation  of the  Distribution  Plan,  cast in person at a meeting  called for the purpose of voting on the Plan.  In approving  the  Distribution  Plan,  the Trustees of the Trust  considered,  among other  factors,  that the
Distribution  Plan could  improve  ASM's  ability to  attract  new  investments  in the  Portfolios  by  enabling  it to  compensate broker-dealers  selling  variable  products  adequately and in the most  effective  manner,  and that the resulting  increase in the
Portfolios'  assets  should  enable the  Portfolios  to achieve  greater  economies  of scale and lower  their  per-share  operating expenses.  The Trustees of the Trust  believe that there is a reasonable  likelihood  that the  Distribution  Plan will benefit each
Portfolio  and its  current  and future  shareholders  in the manner  contemplated.  The  Distribution  Plan was also  approved by a majority of the outstanding voting securities of each Portfolio.

         The  Distribution  Plan,  pursuant to its terms,  remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above.  The Distribution  Plan may not be amended to materially  change the source of monies from which  distribution  expenses are paid under the Plan without  approval of the  shareholders of each Portfolio affected  thereby  entitled to vote thereon  under the 1940 Act,  and  material  amendments  to the  Distribution  Plan must also be approved by the Trustees of the Trust in the manner described above.  The Distribution  Plan may be terminated at any time,  without payment of a penalty,  by vote of the majority of the Trustees of the Trust who are not  interested  persons of a Portfolio and have no direct or indirect  financial  interest in the  operations  of the Plan,  or by a vote of a "majority of the  outstanding  voting securities"  (as defined in the 1940 Act) of each  Portfolio  affected  thereby  entitled to vote  thereon  under the 1940 Act.  The
Distribution Plan will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

         Under the terms of the  Distribution  Plan,  ASM provides to each  Portfolio,  for review by the  Trustees of the Trust,  a quarterly  written report of the amounts  received by ASM under the Plan, the amounts  expended under the Plan, and the purposes for which such  expenditures  were made. The Trustees of the Trust will review such  information on  compensation  and  expenditures  in considering the continued appropriateness of the Distribution Plan.

         The  distribution  expenses paid under the Distribution  Plan will be intended to result in the sale of variable  products, the assets  attributable to which may be invested in various Portfolios of the Trust. As a result,  brokerage  commissions  incurred by a Portfolio under the  Distribution  Plan may be used in a manner that promotes the sale of shares of other  Portfolios.  Certain
Portfolios of the Trust may not be available for new or additional  investments.  Distribution  expenses will be allocated among the
Portfolios on different bases (e.g.,  relative asset size and relative new sales of the  Portfolios)  depending on the nature of the expense and the manner in which the amount of such expense is determined.

DESCRIPTION  OF SHARES OF THE TRUST:  The  amendment and  restatement  of the Trust's  Declaration  of Trust dated October 31, 1988, which governs  certain Trust  matters,  permits the Trust's Board of Trustees to issue multiple  classes of shares,  and within each class,  an unlimited  number of shares of beneficial  interest with a par value of $.001 per share.  Each share  entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares,  and to  participate equally in dividends,  distributions of capital gains and net assets of each applicable  Portfolio.  Only  shareholders of shares of a  specific  Portfolio  may vote on  matters  specific  to that  Portfolio.  Shares  of one  class  may not  bear the same  economic relationship  to the Trust as  shares  of  another  class.  In the  event of  dissolution  or  liquidation,  holders  of shares of a
Portfolio will receive pro rata,  subject to the rights of creditors,  the proceeds of the sale of the assets held in such Portfolio less the liabilities  attributable to such Portfolio.  Shareholders of a Portfolio will not be liable for the expenses,  obligations or debts of another Portfolio.

         There are no preemptive or conversion  rights  applicable to any of the Trust's shares.  The Trust's  shares,  when issued, will be fully paid,  non-assessable  and  transferable.  The Trustees  may at any time create  additional  series of shares  without shareholder approval.

         Generally,  there will not be annual  meetings of  shareholders.  A Trustee may, in  accordance  with certain  rules of the
SEC, be removed  from office when the holders of record of not less than  two-thirds  of the  outstanding  shares  either  present a written  declaration to the Trust's custodian or vote in person or by proxy at a meeting called for this purpose.  In addition,  the
Trustees will promptly call a meeting of  shareholders  to remove a Trustee(s)  when requested to do so in writing by record holders of not less than 10% of the  outstanding  shares.  Finally,  the Trustees shall, in certain  circumstances,  give such  shareholders access to a list of the names and addresses of all other  shareholders or inform them of the number of shareholders  and the cost of mailing their request.

         Under  Massachusetts  law,  shareholders  could,  under certain  circumstances,  be held liable for the  obligations of the
Trust.  However,  the  Declaration of Trust disclaims  shareholder  liability for acts or obligations of the Trust and requires that notice of such  disclaimer  be given in each  agreement,  obligation  or  instrument  entered  into or  executed by the Trust or the
Trustees to all parties,  and each party  thereto must  expressly  waive all rights of action  directly  against  shareholders.  The
Declaration of Trust provides for  indemnification  out of the Trust's  property for all loss and expense of any  shareholder of the
Trust held liable on account of being or having been a  shareholder.  Thus,  the risk of a shareholder  incurring  financial loss on account of shareholder  liability is limited to  circumstances  in which the Trust would be unable to meet its  obligations  wherein the complaining party was held not to be bound by the disclaimer.

         The  Declaration  of Trust further  provides that the Trustees will have no personal  liability to any person in connection with the Trust property or affairs of the Trust except for that arising from his bad faith,  willful  misfeasance,  gross negligence or reckless  disregard of his duty to that person.  All persons must look solely to the Trust  property for  satisfaction  of claims of any nature arising in connection with the Trust's  affairs.  In general,  the  Declaration of Trust provides for  indemnification by the Trust of the Trustees  and  officers of the Trust except with respect to any matter as to which the Trustee or officer  acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of his duties.

UNDERWRITER:  The Trust is presently  used for funding  variable  annuities  and variable life  insurance.  Pursuant to an exemptive order of the SEC,  the Trust may also sell its shares  directly to qualified  plans.  If the Trust does sell its shares to qualified plans other than the profit sharing plan covering  employees of American Skandia Life Assurance  Corporation and its affiliates,  it intends to use American Skandia Marketing,  Incorporated  ("ASM,  Inc.") or another affiliated  broker-dealer as underwriter,  if so required by applicable  law. ASM, Inc. is registered  as a  broker-dealer  with the SEC and the National  Association  of Securities
Dealers.  It is an affiliate of American  Skandia Life  Assurance  Corporation  and the  Investment  Manager,  being a  wholly-owned subsidiary  of American  Skandia,  Incorporated.  As of the date of this  Statement,  ASM,  Inc. has not received  payments from the
Trust in connection with any brokerage or underwriting services provided to the Trust.

TAX MATTERS:  This discussion of federal income tax  consequences  applies to the  Participating  Insurance  Companies and qualified plans because these entities are the  shareholders of the Trust. The Trust intends to qualify as a regulated  investment  company by satisfying  the  requirements  under  Subchapter  M of the  Internal  Revenue  Code of 1986,  as  amended  (the  "Code"),  including requirements with respect to  diversification  of assets,  distribution of income and sources of income. It is the Trust's policy to distribute  to  shareholders  all of its  investment  income  (net of  expenses)  and any capital  gains (net of capital  losses) in accordance  with the  timing  requirements  imposed by the Code so that the Trust  will  satisfy  the  distribution  requirement  of
Subchapter M and not be subject to federal income taxes or the 4% excise tax.

         Distributions  by the Trust of its net investment  income and the excess,  if any, of its net short-term  capital gain over its net long-term  capital loss are taxable to shareholders as ordinary  income.  These  distributions  are treated as dividends for federal  income tax purposes,  but will qualify for the 70%  dividends-received  deduction for  corporate  shareholders  only to the extent  designated as  attributable  to dividends  received by the Trust in a notice from the Trust.  Distributions  by the Trust of the excess,  if any,  of its net  long-term  capital  gain over its net  short-term  capital  loss are  designated  as capital  gain dividends and are taxable to shareholders  as long-term  capital gains,  regardless of the length of time the  shareholder  held his shares.

         Portions of certain  Portfolio's  investment  income may be subject to foreign income taxes  withheld at source.  The Trust may elect to  "pass-through"  to the  shareholders of such Portfolios  these foreign taxes, in which event each  shareholder will be required  to  include  his pro rata  portion  thereof  in his  gross  income,  but will be able to  deduct or  (subject  to  various limitations) claim a foreign tax credit for such amount.

         Distributions  to shareholders  are treated in the same manner for federal income tax purposes  whether received in cash or reinvested in additional  shares of the Trust.  In general,  distributions  by the Trust are taken into account by the  shareholders in the year in which they are made.  However,  certain  distributions made during January will be treated as having been paid by the
Trust and received by the  shareholders  on December 31 of the  preceding  year. A statement  setting  forth the federal  income tax status of all  distributions  made or deemed made during the year,  including any amount of foreign taxes "passed  through," will be sent to  shareholders  promptly after the end of each year.  Notwithstanding  the foregoing,  distributions  by the Trust to certain
Qualified Plans may be exempt from federal income tax.

         Under Code Section 817(h),  a segregated  asset account upon which a variable  annuity  contract or variable life insurance policy is based must be  "adequately  diversified."  A segregated  asset account will be adequately  diversified if it satisfies one of two alternative tests set forth in Treasury regulations.  For purposes of these alternative  diversification  tests, a segregated asset account  investing in shares of a regulated  investment  company will be entitled to "look-through"  the regulated  investment company to its pro rata portion of the regulated  investment  company's assets,  provided the regulated investment company satisfies certain  conditions  relating to the  ownership of its shares.  The Trust intends to satisfy these  ownership  conditions.  Further, the Trust  intends  that each  Portfolio  separately  will be  adequately  diversified.  Accordingly,  a  segregated  asset  account investing  solely in shares of a Portfolio will be adequately  diversified,  and a segregated  asset account  investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

         The foregoing  discussion of federal income tax  consequences is based on tax laws and regulations in effect on the date of this  Statement,  and is subject to change by  legislative  or  administrative  action.  A description  of other tax  considerations generally  affecting the Trust and its  shareholders  is found in the section of the  Prospectus  entitled "Tax Matters." No attempt is made to present a detailed  explanation  of the tax  treatment of the Trust or its  shareholders.  The  discussion  herein in the
Prospectus is not intended as a substitute for careful tax planning.

PERFORMANCE:  The Portfolios  may measure  performance  in terms of total return,  which is calculated  for any specified  period of time by assuming  the  purchase of shares of the  Portfolio at the net asset value at the  beginning  of the period.  Quotations  of average annual return for a Portfolio will be expressed in terms of the average annual  compounded  rate of return of a hypothetical investment  in such  Portfolio  over periods of 1, 5, and 10 years (up to the life of the  Portfolio)  and for such other periods as deemed  appropriate  by the  Investment  Manager.  These are the annual total rates of return that would  equate the initial  amount invested to the ending  redeemable  value.  These rates of return are calculated  pursuant to the following  formula:  P(1+T)n = ERV
(where P = a hypothetical  initial  payment of $1,000,  T = the average  annual total return,  n = the number of years and ERV = the ending  redeemable  value  of a  hypothetical  $1,000  payment  made  at the  beginning  of the  period).  Each  dividend  or  other distribution  paid by each  Portfolio  during  such  period  is  assumed  to have  been  reinvested  at the net  asset  value on the reinvestment  date.  The shares  then owned as a result of this  process are valued at the net asset value at the end of the period.
The  percentage  increase is determined by subtracting  the initial value of the  investment  from the ending value and dividing the remainder by the initial value.  All total return figures  reflect the deduction of a  proportional  share of Portfolio  expenses on an annual basis.

         Each  Portfolio's  cumulative  total return shows a Portfolio's  overall  dollar or percentage  change in value,  including changes in share price and assuming each Portfolio's  dividends and capital gains  distributions  are reinvested.  An average annual total return  reflects  the  hypothetical  annually  compounded  return that would have  produced  the same  cumulative  return if a
Portfolio's  performance  had been constant over the entire  period.  Because  average annual returns for more than one year tend to smooth  out  variations  in each  Portfolio's  return,  investors  should  recognize  that such  figures  are not the same as actual year-by-year  results.  To illustrate  the  components of overall  performance,  a Portfolio may separate its cumulative and average annual  returns  into income  results and capital  gains or losses.  The average  annual  total  return of each  Portfolio  that had commenced  operations as of June 30, 2000,  computed as of that date, is shown in the table below.  Such performance  information is historical and is not intended to indicate future  performance of the Portfolio.  The performance  information  does not reflect any charges  associated with the variable  insurance  contracts  through which Portfolio shares are purchased,  and would be lower if it did.

Total Return
------------
                                                     Date                                                           Since
                                                  Available     One Year    Three       Five Years      Ten       Inception
                                                   for Sale                   Years                    Years
------------------------------------------------ ------------- ------------ ----------- ------------ ----------- ------------

AST Founders Passport Portfolio(1)                 05/02/95       58.18%       21.80%      17.30%       N/A         17.06%
AST AIM Internat'l Equity Portfolio(2)             05/17/89       33.65%       21.36%      20.38%       12.43%      14.59%
AST Janus Overseas Growth Portfolio                01/02/97       60.76%       28.06%      N/A          N/A         29.05%
AST American Century Internat'l Growth             01/02/97       43.90%       22.26%      N/A          N/A         23.87%
Portfolio
AST   American   Century    Internat'l   Growth    01/04/94       18.08%       8.13%       11.34%       N/A         8.65%
Portfolio II(3)
AST MFS Global Equity Portfolio*                   10/18/99      N/A           N/A         N/A          N/A         11.28%
AST Janus Small-Cap Growth Portfolio(4)            01/04/94      54.79%        30.07%      24.01%       N/A         22.59%
AST Kemper Small-Cap Growth Portfolio              01/04/99      67.76%        N/A         N/A          N/A         38.54%
AST Lord Abbett Small Cap Value Portfolio          01/02/98       9.95%        N/A         N/A          N/A         8.13%
AST Gabelli Small-Cap Value Portfolio(5)           01/02/97       6.96%        4.99%       N/A          N/A         8.19%
AST Janus Mid-Cap Growth Portfolio*                05/01/00       N/A          N/A         N/A          N/A         1.70%
AST Neuberger Berman Mid-Cap Growth                10/20/94       65.81%       31.24%      25.78%       N/A         24.37%
Portfolio(6)
AST Neuberger Berman Mid-Cap Value Portfolio(7)    05/04/93       -1.15%       7.85%       11.67%       N/A         9.64%
AST Alger All-Cap Growth Portfolio*                01/03/00       N/A          N/A         N/A          N/A         -12.30%
AST T. Rowe Price Natural Resources Portfolio      05/02/95       9.84%        5.80%       12.57%       N/A         12.32%
AST Alliance Growth Portfolio(8)                   05/02/96       38.00%       23.22%      N/A          N/A         23.08%
AST MFS Growth Portfolio*                          10/18/99       N/A          N/A         N/A          N/A         16.63%
AST Marsico Capital Growth Portfolio               12/22/97       25.21%       N/A         N/A          N/A         32.15%
AST JanCap Growth Portfolio                        11/06/92       21.02%       37.86%      35.30%       N/A         26.92%
AST Cohen & Steers Realty Portfolio                01/02/98       4.80%        N/A         N/A          N/A         -2.04%
AST  Sanford   Bernstein   Managed   Index  500    01/02/98       6.04%        N/A         N/A          N/A         17.98%
Portfolio(9)
AST American Century Income & Growth               01/02/97       3.49%        12.50%      N/A          N/A         14.90%
Portfolio(10)
AST Alliance Growth and Income Portfolio(11)       05/01/92       -0.83%       10.82%      15.62%       N/A         14.42%
AST MFS Growth with Income Portfolio*              10/18/99       N/A          N/A         N/A          N/A         6.31%
AST INVESCO Equity Income Portfolio                01/04/94       2.93%        11.79%      15.91%       N/A         14.16%
AST AIM Balanced Portfolio(12)                     05/04/93       15.53%       14.01%      15.50%       N/A         12.83%
AST American Century Strategic Balanced            01/02/97       6.63%        13.65%      N/A          N/A         13.65%
Portfolio
AST T. Rowe Price Asset Allocation Portfolio       01/04/94       6.59%        12.13%      13.86%       N/A         12.71%
AST T. Rowe Price Global Bond Portfolio(13)        05/03/94       -1.68%       0.19%       1.70%        N/A         1.81%
AST Federated High Yield Portfolio                 01/04/94       -2.92%       3.09%       7.23%        N/A         6.75%
AST PIMCO Total Return Bond Portfolio              01/04/94       4.35%        6.28%       6.59%        N/A         6.24%
AST PIMCO Limited Maturity Bond Portfolio          05/02/95       4.88%        5.43%       5.53%        N/A         5.46%
* Returns for these Portfolios are not annualized.
(1) Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor to the Portfolio.  The performance  information provided in the above chart  reflects  that of the Portfolio for periods  during part of which the  Portfolio  was  sub-advised  by the prior
Sub-advisor.
(2) Prior to October 15, 1996,  Seligman  Henderson  Co. served as  Sub-advisor  to the  Portfolio.  From October 15, 1996 to May 3,
1999,  Putnam  Investment  Management,  Inc.  served as Sub-advisor to the Portfolio.  The performance  information  provided in the above  chart  reflects  that of the  Portfolio  for  periods  during  part of which  the  Portfolio  was  sub-advised  by the  prior
Sub-advisors.
(3) Prior to May 1,  2000,  Rowe  Price-Fleming  International,  Inc.  served  as  Sub-advisor  to the  Portfolio.  The  performance information  provided  in the above  chart  reflects  that of the  Portfolio  for periods  during  part of which the  Portfolio  was sub-advised by the prior Sub-advisor.
(4) Prior to January 1, 1999,  Founders Asset  Management LLC served as Sub-advisor to the Portfolio.  The  performance  information provided in the above chart  reflects that of the Portfolio for periods  during part of which the Portfolio was  sub-advised  by the prior Sub-advisor.
(5) Prior to October 13, 2000, T. Rowe Price Associates,  Inc. served as Sub-advisor to the Portfolio.  The performance  information provided in the above chart  reflects  that of the Portfolio for periods  during which the  Portfolio was  sub-advised  by the prior
Sub-advisor.
(6) Prior to May 1, 1998, Berger Associates,  Inc. served as Sub-advisor to the Portfolio.  The performance  information provided in the above  chart  reflects  that of the  Portfolio  for periods  during part of which the  Portfolio  was  sub-advised  by the prior
Sub-advisor.
(7) Prior to May 1, 1998,  Federated  Investment  Counseling  served as Sub-advisor to the Portfolio.  The  performance  information provided in the above chart  reflects that of the Portfolio for periods  during part of which the Portfolio was  sub-advised  by the prior Sub-advisor.
(8) Prior to December 31, 1998,  Robertson,  Stephens & Company  Investment  Management L.P. served as Sub-advisor to the Portfolio.
From  December  31,  1999 to April 30,  2000,  OppenheimerFunds,  Inc.  served as  Sub-advisor  to the  Portfolio.  The  performance information  provided  in the above  chart  reflects  that of the  Portfolio  for periods  during  part of which the  Portfolio  was sub-advised by the prior Sub-advisors.
(9) Prior to May 1, 2000,  Bankers Trust Company served as Sub-advisor to the Portfolio.  The  performance  information  provided in the above  chart  reflects  that of the  Portfolio  for periods  during part of which the  Portfolio  was  sub-advised  by the prior
Sub-advisor.
(10) Prior to May 4, 1999, Putnam Investment Management,  Inc. served as Sub-advisor to the Portfolio.  The performance  information provided in the above chart  reflects that of the Portfolio for periods  during part of which the Portfolio was  sub-advised  by the prior Sub-advisor.
(11) Prior to May 1, 2000, Lord,  Abbett & Co., Inc. served as Sub-advisor to the Portfolio.  The performance  information  provided in the above chart  reflects  that of the Portfolio for periods  during part of which the  Portfolio  was  sub-advised  by the prior
Sub-advisor.
(12) Prior to October 15, 1996, Phoenix Investment  Counsel,  Inc. served as Sub-advisor to the Portfolio.  From October 15, 1996 to
May 3, 1999,  Putnam  Investment  Management  served as Sub-advisor to the Portfolio.  The performance  information  provided in the above  chart  reflects  that of the  Portfolio  for  periods  during  part of which  the  Portfolio  was  sub-advised  by the  prior
Sub-advisors.
(13) Prior to May 1, 1996,  Scudder,  Stevens & Clark,  Inc.  served as Sub-advisor to the Portfolio.  The  performance  information provided in the above chart  reflects that of the Portfolio for periods  during part of which the Portfolio was  sub-advised  by the prior Sub-advisor.

         The  Portfolios  may also  measure  performance  in terms of yield.  Each  Portfolio's  yield  shows the rate of income the
Portfolio  earns on its investments as a percentage of the Portfolio's  share price.  Quotations of a Portfolio's  yield (other than the AST Money Market  Portfolio) are based on the investment  income per share earned during a particular  30-day period  (including dividends,  if any, and interest),  less expenses accrued during the period ("net investment income"),  and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                                                      YIELD = 2[(a-b + 1)6 -1]
                                                                 ---
                                                                   cd

where:   a = dividend and interest income
         b = expenses accrued for the period
         c = average daily number of shares outstanding during the period that were entitled to receive dividends
         d = maximum net asset value per share on the last day of the period

         For the Portfolio's investments  denominated in foreign currencies,  income and expenses are calculated in their respective currencies and then converted to U.S.  dollars.  Yields are calculated  according to methods that are standardized for all stock and bond funds.  Because yield  calculation  methods differ from the method used for other accounting  purposes (for instance,  currency gains and losses are not reflected in the yield  calculation),  a Portfolio's  yield may not equal the income paid to  shareholders'
accounts or the income reported in the Portfolio's financial statements.

         The AST Money Market  Portfolio  yield refers to the income  generated by an investment  in the Portfolio  over a seven-day period  expressed as an annual  percentage  rate.  Such  Portfolio  also may calculate an effective  yield by  compounding  the base period  return over a one-year  period.  The  effective  yield will be slightly  higher  than the yield  because of the  compounding effect on this assumed reinvestment.

         The current yield and effective  yield  calculations  for shares of the AST Money Market  Portfolio are illustrated for the seven-day period ended June 30, 2000:

                                            Current Yield              Effective Yield
                                            -------------              ---------------
                                             5.75%                          5.92%

         Such  Portfolio's  total return is based on the overall dollar or percentage  change in value of a hypothetical  investment in the Portfolio assuming dividend distributions are reinvested.

         The  Portfolios  impose no sales or other  charges  that would  impact the total  return or yield  computations.  Portfolio performance  figures are based upon historical  results and are not intended to indicate future  performance.  The investment return and principal value of an investment in any of the Portfolios  will fluctuate so that an investor's  shares,  when redeemed,  may be worth more or less than their original cost.

         Yield and total returns quoted from the Portfolios include the effect of deducting each Portfolio's  expenses,  but may not include charges and expenses  attributable to any particular  insurance  product.  Because shares of the Portfolios may be purchased through variable  insurance  contracts,  the prospectus of the Participating  Insurance  Company  sponsoring such contract should be carefully  reviewed for information on relevant  charges and expenses.  Excluding these charges from quotations of each  Portfolio's performance  has the effect of increasing the  performance  quoted.  The effect of these charges should be considered when comparing a Portfolio's  performance to that of other mutual funds.  In advertising  and sales  literature,  these figures will be accompanied by figures that reflect the applicable contract charges.

         From time to time in advertisements or sales material,  the Portfolios (or Participating  Insurance  Companies) may discuss their  performance  ratings or other  information as published by recognized  mutual fund  statistical or rating  services,  such as
Lipper Analytical Services,  Inc.,  Morningstar or by publications of general interest,  such as Forbes or Money. The Portfolios may
                                                                                                 ------    -----
also compare their performance to that of other selected mutual funds,  mutual fund averages or recognized stock market  indicators, including the Standard & Poor's 500 Stock Index,  the Standard & Poor Midcap Index, the Dow Jones  Industrial  Average,  the Russell
2000 and the NASDAQ  composite.  In addition,  the Portfolios may compare their total return or yield to the yield on U.S.  Treasury obligations  and to the percentage  change in the Consumer  Price Index.  Each of the AST Janus Overseas  Growth  Portfolio,  AST T.
Rowe Price Global Bond Portfolio,  AST Founders  Passport  Portfolio,  AST American  Century  International  Growth  Portfolio,  AST
American Century  International  Growth Portfolio II and AST AIM  International  Equity Portfolio may compare its performance to the record of global market indicators such as Morgan Stanley Capital International Europe,  Australia,  Far East Index (EAFE Index), an
unmanaged index of foreign common stock prices  translated into U.S.  dollars.  Such performance  ratings or comparisons may be made with funds that may have different investment  restrictions,  objectives,  policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

CUSTODIAN:

         The custodian for all cash and securities  holdings of the AST Founders  Passport  Portfolio,  AST Scudder Japan Portfolio,
AST AIM International Equity Portfolio,  AST Janus Overseas Growth Portfolio,  AST American Century  International Growth Portfolio,
AST  American  Century  International  Growth  Portfolio  II, AST MFS Global  Equity  Portfolio  and AST T. Rowe Price  Global  Bond
Portfolio is The Chase  Manhattan Bank, One Pierrepont,  Brooklyn,  New York. The custodian for all cash and securities  holdings of the other  Portfolios is PFPC Trust Company,  Airport  Business  Center,  International  Court 2, 200 Stevens  Drive,  Philadelphia,
Pennsylvania  19113. For these Portfolios,  The Chase Manhattan Bank will serve as co-custodian  with respect to foreign  securities holdings.

OTHER INFORMATION:

         Principal  Holders:  As of October 2, 2000,  more than 99% of each  Portfolio was owned of record by American  Skandia Life
Assurance  Corporation  ("ASLAC") on behalf of the owners of variable  insurance  products  issued by ASLAC.  As of October 2, 2000, the amount of shares of the Trust owned by the ten persons who were the  officers  and  directors  of the Trust at that time and who are  shown as such in the  section  of this  Statement  entitled  "Management,"  was less than one  percent  of the  shares.  To the knowledge of the Trust, no person owned  beneficially more than 5% of any class of the Trust's  outstanding  shares as of October 2,
2000.

         The  Participating  Insurance  Companies  are not  obligated  to  continue to invest in shares of any  Portfolio  under all circumstances.  Variable  annuity and variable life insurance  policy holders should refer to the prospectuses for such products for a description of the circumstances in which such a change might occur.

         Reports to Holders:  Holders of variable  annuity  contracts or variable life insurance  policies  issued by  Participating
Insurance  Companies  for which  shares of the Trust are the  investment  vehicle  will  receive  from the  Participating  Insurance
Companies,  unaudited  semi-annual  financial  statements and audited  year-end  financial  statements.  Participants in the Skandia
Qualified Plan may request such  information  from the plan's  trustees.  Each report will show the  investments  owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.

FINANCIAL  STATEMENTS:  The statements which follow in Appendix A of this Statement of Additional  Information are Audited Financial
Statements  for the Trust for the year ended  December 31, 1999,  as well as Unaudited  Financial  Statements  for the period ending
June 30,  2000.  To the  extent  and only to the  extent  that any  statement  in a document  incorporated  by  reference  into this
Statement is modified or superseded by a statement in this Statement or in a later-filed  document,  such statement is hereby deemed so modified or superseded and not part of this Statement.

        You may obtain,  without charge, a copy of any or all the documents  incorporated by reference in this Statement,  including any exhibits to such  documents  which have been  specifically  incorporated  by reference.  We send such  documents upon receipt of your written or oral request.  Please address your request to American Skandia Trust, P.O. Box 883, Shelton,  Connecticut,  06484 or
call (203) 926-1888.

                                     APPENDIX A FINANCIAL STATEMENTS FOR AMERICAN SKANDIA TRUST

                                         AMERICAN SKANDIA TRUST
                                        SCHEDULES OF INVESTMENTS
                                        JUNE 30, 2000 (UNAUDITED)

                                 AST AIM INTERNATIONAL EQUITY PORTFOLIO
                                AST ALLIANCE GROWTH AND INCOME PORTFOLIO
                                       AST JANCAP GROWTH PORTFOLIO
                                       AST MONEY MARKET PORTFOLIO
                              AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
                                       AST AIM BALANCED PORTFOLIO
                                   AST FEDERATED HIGH YIELD PORTFOLIO
                              AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                                  AST PIMCO TOTAL RETURN BOND PORTFOLIO
                                   AST INVESCO EQUITY INCOME PORTFOLIO
                                  AST JANUS SMALL-CAP GROWTH PORTFOLIO
                                AST AMERICAN CENTURY INTERNATIONAL GROWTH
                                              PORTFOLIO II
                                 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                              AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                                     AST FOUNDERS PASSPORT PORTFOLIO
                              AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                                AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                                      AST ALLIANCE GROWTH PORTFOLIO
                                   AST JANUS OVERSEAS GROWTH PORTFOLIO
                             AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                            AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
                                AST AMERICAN CENTURY INTERNATIONAL GROWTH
                                                PORTFOLIO
                             AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
                                  AST MARSICO CAPITAL GROWTH PORTFOLIO
                                   AST COHEN & STEERS REALTY PORTFOLIO
                                AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
                            AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
                                  AST KEMPER SMALL-CAP GROWTH PORTFOLIO
                                     AST MFS GLOBAL EQUITY PORTFOLIO
                                        AST MFS GROWTH PORTFOLIO
                                  AST MFS GROWTH WITH INCOME PORTFOLIO
                                   AST ALGER ALL-CAP GROWTH PORTFOLIO
                                   AST JANUS MID-CAP GROWTH PORTFOLIO

AST AIM INTERNATIONAL EQUITY PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

FOREIGN STOCK -- 90.1%
AUSTRALIA -- 1.1%
    AMP Ltd...........................    255,000   $  2,602,822
    Brambles Industries Ltd...........     73,400      2,262,421
    Cable & Wireless Optus Ltd.*......    580,000      1,734,254
    Telstra Corp......................    907,000      2,069,409
                                                    ------------
                                                       8,668,906
                                                    ------------
BELGIUM -- 0.2%
    Tele Centro Sul Participacoes SA
      [ADR]...........................     19,203      1,403,019
                                                    ------------
BRAZIL -- 1.0%
    Embartel Participacoes SA [ADR]...     90,500      2,138,063
    Petroleo Brasileiro SA*...........    143,000      4,320,241
    Telecomunicacoes de Sao Paulo SA
      [ADR]...........................     54,000        999,000
                                                    ------------
                                                       7,457,304
                                                    ------------
CANADA -- 8.8%
    Bombardier, Inc. Cl-B.............    425,065     11,532,672
    C-Mac Industries, Inc.*...........    147,800      6,982,661
    Celestica, Inc.*..................    154,000      7,493,841
    Mitel Corp.*......................    156,100      3,255,441
    Nortel Networks Corp. NY Reg.*....    332,600     22,699,951
    Rogers Communications, Inc.
      Cl-B*...........................    266,000      7,531,164
    Shaw Communications, Inc. Cl-B....    277,400      6,833,573
                                                    ------------
                                                      66,329,303
                                                    ------------
DENMARK -- 1.5%
    Novo-Nordisk AS Cl-B..............     45,150      7,716,312
    Vestas Wind Systems AS............     99,900      3,684,239
                                                    ------------
                                                      11,400,551
                                                    ------------
FINLAND -- 3.0%
    Nokia AB Oyj......................    436,584     22,369,071
                                                    ------------
FRANCE -- 14.0%
    Alcatel Corp......................    132,500      8,725,796
    Altran Technologies SA............     53,100     10,439,810
    AXA SA............................     74,447     11,775,072
    Banque National de Paris..........    133,627     12,911,811
    Legrand SA........................     32,525      7,326,855
    M6 Metropole Television...........     28,800      1,755,828
    Peugeot Citroen SA................     26,600      5,359,778
    Pinault-Printemps Redoute SA......     32,500      7,249,569
    Societe Generale..................    121,200      7,319,402
    Societe Television Francaise......    115,170      8,059,250
    STMicroelectronics NV.............    186,250     11,783,455
    Total Fina SA Cl-B*...............     86,600     13,332,016
                                                    ------------
                                                     106,038,642
                                                    ------------
GERMANY -- 4.8%
    Epcos AG*.........................     81,300      8,276,515
    Infineon Technologies AG [ADR]*...     85,300      6,982,956
    Intershop Communications AG.......      4,500      2,066,238
    Marschollek, Lautenschlaeger und
      Partner AG Pfd. ................      3,400      1,693,156
    Porsche AG Pfd. ..................      1,900      5,163,439
    Siemens AG........................     78,200     11,753,988
                                                    ------------
                                                      35,936,292
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----

HONG KONG -- 3.5%
    China Telecom Ltd.................  1,761,000   $ 15,531,531
    Dao Heng Bank Group Ltd...........    728,000      3,222,053
    Hutchison Whampoa Ltd.............    589,600      7,412,524
                                                    ------------
                                                      26,166,108
                                                    ------------
ITALY -- 1.1%
    Gruppo Editoriale L'Espresso......     97,000      1,245,044
    Telecom Italia Mobile SPA.........    671,000      6,882,381
                                                    ------------
                                                       8,127,425
                                                    ------------
JAPAN -- 16.8%
    Advantest Corp....................     44,100      9,857,752
    DDI Corp. ........................        655      6,314,655
    Hirose Electric Co. Ltd...........     44,500      6,944,088
    Hoya Corp.........................     51,000      4,579,330
    Matsushita Communication
      Industrial Co. Ltd..............     37,000      4,329,428
    Mitsumi Electric Co. Ltd..........        700         25,803
    Murata Manufacturing Co. Ltd......     47,000      6,761,151
    NEC Corp..........................    390,000     12,274,872
    Nippon Telegraph & Telephone
      Corp. ..........................        473      6,303,596
    NTT Data Corp.....................        373      3,842,762
    NTT Mobile Communication Network,
      Inc.............................        273      7,405,471
    Ricoh Co. Ltd.....................    217,000      4,604,518
    Rohm Co. Ltd......................     19,000      5,567,028
    Sanix, Inc........................     50,400      2,667,637
    Sanyo Electric Co.................  1,355,000     12,217,879
    Sharp Corp. ......................    171,000      3,030,439
    Sony Corp.........................     62,000      5,801,429
    Takeda Chemical Industries Ltd....    120,000      7,894,027
    Tokyo Electron Ltd................     69,000      9,469,430
    Trend Micro, Inc.*................     42,800      7,079,294
                                                    ------------
                                                     126,970,589
                                                    ------------
KOREA -- 2.5%
    Korea Telecom Corp. [ADR].........     86,200      4,169,925
    LG Chemical Ltd...................    113,000      2,260,024
    Pohang Iron & Steel Co. Ltd.
      [ADR]...........................    140,600      3,374,400
    Samsung Electronics Co. ..........     28,200      9,332,654
                                                    ------------
                                                      19,137,003
                                                    ------------
MEXICO -- 3.6%
    Cifra SA de CV Cl-C*..............  1,656,800      3,820,851
    Coca-Cola Femsa SA [ADR]..........    148,503      2,802,994
    Fomento Economico Mexicano
      SA de CV [ADR]..................    126,400      5,443,100
    Grupo Modelo SA de CV Cl-C*.......    830,000      1,926,764
    Grupo Televisa SA [GDR]...........    100,100      6,900,644
    Kimberly-Clark de Mexico SA
      Cl-A*...........................    363,000      1,032,592
    Telefonos de Mexico
      SA Cl-L [ADR]...................     94,226      5,382,660
                                                    ------------
                                                      27,309,605
                                                    ------------
NETHERLANDS -- 3.6%
    ASM Lithography Holding NV*.......    128,300      5,536,873
    Koninklijke (Royal) Philips
      Electronics NV..................    315,536     14,941,984
    VNU NV............................    122,700      6,363,181
                                                    ------------
                                                      26,842,038
                                                    ------------

AST AIM INTERNATIONAL EQUITY PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

SINGAPORE -- 1.5%
    Chartered Semiconductor
      Manufacturing Ltd. [ADR]*.......     21,600   $  1,944,000
    Datadraft Asia Ltd................    268,840      2,365,792
    DBS Group Holdings Ltd............    267,675      3,436,931
    Keppel Corp. Ltd..................    748,000      1,618,018
    Singapore Press Holdings Ltd......    141,000      2,201,876
                                                    ------------
                                                      11,566,617
                                                    ------------
SPAIN -- 1.5%
    Telefonica SA*....................    508,887     10,975,803
                                                    ------------
SWEDEN -- 3.6%
    Ericsson, (L.M.) Telephone Co.
      Cl-B............................    725,200     14,428,394
    Netcom AB Cl-B....................    128,500      9,537,814
    OM Gruppen AB.....................     71,000      3,189,476
                                                    ------------
                                                      27,155,684
                                                    ------------
SWITZERLAND -- 6.9%
    ABB AG............................     96,870     11,631,644
    Adecco SA.........................     13,825     11,783,902
    Compagnie Financiere Richemont AG
      Cl-A Units......................      3,810     10,297,804
    Kudelski SA*......................        190      2,397,683
    Serono SA Cl-B....................      8,640      7,226,257
    Zurich Allied AG..................     18,400      9,120,395
                                                    ------------
                                                      52,457,685
                                                    ------------
TAIWAN -- 1.1%
    Far Eastern Textile Ltd. [GDR]
      144A............................    165,000      2,070,750
    Taiwan Semiconductor Manufacturing
      Co. Ltd. [ADR]*.................    168,924      6,545,823
                                                    ------------
                                                       8,616,573
                                                    ------------
THAILAND -- 0.1%
    Siam Commercial Bank..............  1,860,000        948,405
                                                    ------------
UNITED KINGDOM -- 9.9%
    ARM Holdings PLC*.................    751,500      8,054,833
    British Petroleum Co. PLC.........    548,000      5,259,738
    Capita Group PLC..................    352,800      8,636,403
    CMG PLC...........................    413,200      5,862,117
    Dialog Semiconductor PLC..........     25,000      1,318,060
    Logica PLC........................    128,400      3,040,157
    Marconi PLC.......................    607,400      7,908,016
    Pace Micro Technology PLC.........    292,000      4,221,633
    Shell Transport & Trading Co.
      PLC.............................  1,345,700     11,235,389
    Vodafone AirTouch PLC.............  2,589,812     10,468,243
    WPP Group PLC.....................    617,338      9,018,714
                                                    ------------
                                                      75,023,303
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $523,936,596).................               680,899,926
                                                    ------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.0%
    Federal National Mortgage Assoc.
      6.57%, 07/03/00
    (Cost $68,117,128)................  $  68,142   $ 68,117,128
                                                    ------------

                                         SHARES
                                         ------

U.S. STOCK -- 0.6%
INTERNET SERVICES -- 0.1%
    Crayfish Co. Ltd.*................    161,000      1,127,000
                                                    ------------
OIL & GAS -- 0.3%
    Gulf Indonesia Resources Ltd.*....    216,000      1,728,000
                                                    ------------
TELECOMMUNICATIONS -- 0.2%
    360 Networks, Inc.*...............     91,000      1,387,750
                                                    ------------
TOTAL U.S. STOCK
  (Cost $10,795,050)..................                 4,242,750
                                                    ------------
TOTAL INVESTMENTS -- 99.7%
  (Cost $602,848,774).................               753,259,804
OTHER ASSETS LESS
  LIABILITIES -- 0.3%.................                 2,335,013
                                                    ------------
NET ASSETS -- 100.0%..................              $755,594,817
                                                    ============

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 2000. Percentages are based on net assets.

INDUSTRY
- --------

Advertising........................................     1.2%
Automobile Manufacturers...........................     1.4%
Beverages..........................................     0.6%
Broadcasting.......................................     5.4%
Building Materials.................................     0.4%
Business Services..................................     9.0%
Chemicals..........................................     0.3%
Computer Services & Software.......................     3.1%
Consumer Products & Services.......................     2.4%
Electronic Components & Equipment..................    15.8%
Financial-Bank & Trust.............................     3.1%
Financial Services.................................     1.2%
Healthcare Services................................     0.6%
Industrial Products................................     1.6%
Insurance..........................................     3.1%
Office Equipment...................................     0.6%
Oil & Gas..........................................     4.5%
Paper & Forest Products............................     0.1%
Pharmaceuticals....................................     3.0%
Retail & Merchandising.............................     1.5%
Semiconductors.....................................     6.8%
Telecommunications.................................    24.4%
                                                       ----
Total..............................................    90.1%
                                                       ====

- ------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 0.3% of net assets.

See Notes to Financial Statements.

AST ALLIANCE GROWTH AND INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----

COMMON STOCK -- 97.8%
AEROSPACE -- 1.3%
    Honeywell International,
      Inc. ........................     550,000   $   18,528,125
                                                  --------------
AIRLINES -- 2.3%
    Continental Airlines, Inc.
      Cl-B*........................     250,000       11,749,999
    Delta Air Lines, Inc. .........     225,000       11,376,563
    UAL Corp. .....................     175,000       10,182,813
                                                  --------------
                                                      33,309,375
                                                  --------------
BEVERAGES -- 2.5%
    Pepsi Bottling Group, Inc. ....   1,250,000       36,484,375
                                                  --------------
BROADCASTING -- 1.0%
    Clear Channel Communications,
      Inc.*........................     200,000       15,000,000
                                                  --------------
BUILDING MATERIALS -- 1.7%
    Masco Corp. ...................     900,000       16,256,250
    U.S. Industries, Inc. .........     700,000        8,487,500
                                                  --------------
                                                      24,743,750
                                                  --------------
BUSINESS SERVICES -- 3.9%
    First Data Corp. ..............   1,150,000       57,068,750
                                                  --------------
CHEMICALS -- 3.6%
    Dow Chemical Co. ..............     675,000       20,376,563
    Eastman Chemical Co. ..........     225,000       10,743,750
    Lyondell Chemical Co. .........     500,000        8,375,000
    Solutia, Inc. .................   1,000,000       13,750,000
                                                  --------------
                                                      53,245,313
                                                  --------------
CLOTHING & APPAREL -- 0.6%
    Limited, Inc. .................     400,000        8,650,000
                                                  --------------
COMPUTER HARDWARE -- 2.2%
    Compaq Computer Corp. .........     650,000       16,615,625
    Gateway, Inc.*.................     275,000       15,606,250
                                                  --------------
                                                      32,221,875
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 2.5%
    Computer Sciences Corp.*.......     211,300       15,781,469
    Electronic Data Systems
      Corp. .......................     500,000       20,624,999
    Unisys Corp.*..................           1               15
                                                  --------------
                                                      36,406,483
                                                  --------------
CONGLOMERATES -- 10.0%
    Philip Morris Companies,
      Inc. ........................   1,200,000       31,875,000
    Tyco International Ltd. .......   1,250,000       59,218,749
    United Technologies Corp. .....   1,000,000       58,875,000
                                                  --------------
                                                     149,968,749
                                                  --------------
ELECTRONIC COMPONENTS &
  EQUIPMENT -- 1.5%
    Solectron Corp.*...............     275,000       11,515,625
    Texas Instruments, Inc. .......     150,000       10,303,125
                                                  --------------
                                                      21,818,750
                                                  --------------
ENERGY SERVICES -- 0.8%
    Dynegy, Inc. ..................     175,000       11,954,688
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----

ENTERTAINMENT & LEISURE -- 3.4%
    Mattel, Inc. ..................     600,000   $    7,912,500
    Royal Caribbean Cruises
      Ltd. ........................     400,000        7,400,000
    Time Warner, Inc. .............     280,976       21,354,176
    Viacom, Inc. Cl-B*.............     200,000       13,637,500
                                                  --------------
                                                      50,304,176
                                                  --------------
FINANCIAL-BANK & TRUST -- 7.8%
    Bank of America Corp. .........   1,000,000       43,000,000
    Bank One Corp. ................     600,000       15,937,500
    Chase Manhattan Corp. .........   1,250,000       57,578,125
                                                  --------------
                                                     116,515,625
                                                  --------------
FINANCIAL SERVICES -- 8.2%
    Associates First Capital Corp.
      Cl-A.........................   1,650,000       36,815,625
    CIT Group......................     500,000        8,125,000
    Fleet Financial Group, Inc. ...     250,000        8,500,000
    Household International,
      Inc. ........................   1,150,000       47,796,875
    Morgan Stanley Dean Witter &
      Co. .........................     125,000       10,406,250
    Wells Fargo & Co. .............     275,000       10,656,250
                                                  --------------
                                                     122,300,000
                                                  --------------
FOOD -- 4.7%
    Archer Daniels Midland Co. ....     400,000        3,925,000
    Kroger Co.*....................   3,000,000       66,187,500
                                                  --------------
                                                      70,112,500
                                                  --------------
HEALTHCARE SERVICES -- 4.8%
    HCA - The Healthcare Corp. ....     300,000        9,112,500
    Tenet Healthcare Corp. ........   2,000,000       54,000,000
    United HealthGroup, Inc. ......     100,000        8,575,000
                                                  --------------
                                                      71,687,500
                                                  --------------
INSURANCE -- 2.4%
    Ace Ltd. ......................     850,000       23,800,000
    MGIC Investment Corp. .........     250,000       11,375,000
                                                  --------------
                                                      35,175,000
                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.7%
    Abbott Laboratories............     550,000       24,509,375
                                                  --------------
METALS & MINING -- 1.5%
    Alcoa, Inc. ...................     750,000       21,750,000
                                                  --------------
OIL & GAS -- 8.3%
    BP Amoco PLC [ADR].............     400,000       22,625,000
    Coastal Corp. .................     150,000        9,131,250
    Exxon Mobil Corp. .............     175,000       13,748,438
    Kerr-McGee Corp. ..............     400,000       23,575,000
    Repsol SA [ADR]................     500,000        9,906,250
    Total Fina Elf SA [ADR]........     125,000        9,625,000
    Transocean Sedco Forex,
      Inc. ........................     200,000       10,687,500
    USX-Marathon Group, Inc. ......   1,000,000       25,062,500
                                                  --------------
                                                     124,360,938
                                                  --------------
PAPER & FOREST PRODUCTS -- 0.6%
    International Paper Co. .......     300,000        8,943,750
                                                  --------------

AST ALLIANCE GROWTH AND INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----

PHARMACEUTICALS -- 4.8%
    Pharmacia Corp. ...............     700,000   $   36,181,250
    Schering-Plough Corp...........     700,000       35,350,000
                                                  --------------
                                                      71,531,250
                                                  --------------
PRINTING & PUBLISHING -- 2.8%
    Belo, (A.H.) Corp. Cl-A........     700,000       12,118,750
    Gannett Co., Inc...............     500,000       29,906,250
                                                  --------------
                                                      42,025,000
                                                  --------------
RAILROADS -- 1.0%
    Burlington Northern
      Santa Fe Corp. ..............     300,000        6,881,250
    Union Pacific Corp.............     200,000        7,437,500
                                                  --------------
                                                      14,318,750
                                                  --------------
RETAIL & MERCHANDISING -- 0.9%
    Circuit City Stores, Inc.......     400,000       13,275,000
                                                  --------------
SEMICONDUCTORS -- 1.7%
    Atmel Corp.*...................     150,000        5,531,250
    Fairchild Semiconductor
      Corp.*.......................     250,000       10,125,000
    Micron Technology, Inc.*.......     100,000        8,806,250
                                                  --------------
                                                      24,462,500
                                                  --------------
TELECOMMUNICATIONS -- 7.3%
    AT&T Corp......................     660,000       20,872,500
    Bell Atlantic Corp.*...........     200,000       10,162,500
    Comcast Corp. Cl-A*............     500,000       20,250,000
    SBC Communications, Inc........     225,000        9,731,250
    Sprint Corp. (FON Group).......     650,000       33,150,000
    WorldCom, Inc.*................     300,000       13,762,500
                                                  --------------
                                                     107,928,750
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----

TRANSPORTATION -- 0.5%
    United Parcel Service, Inc.
      Cl-B.........................     125,000   $    7,375,000
                                                  --------------
UTILITIES -- 1.5%
    AES Corp.*.....................     250,000       11,406,250
    Duke Energy Corp...............     200,000       11,275,000
                                                  --------------
                                                      22,681,250
                                                  --------------
TOTAL COMMON STOCK
  (Cost $1,416,896,148)............                1,448,656,597
                                                  --------------
SHORT-TERM INVESTMENTS -- 1.6%
    Temporary Investment Cash
      Fund.........................  11,638,089       11,638,089
    Temporary Investment Fund......  11,638,088       11,638,088
                                                  --------------
    (Cost $23,276,177).............                   23,276,177
                                                  --------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $1,440,172,325)............                1,471,932,774
OTHER ASSETS LESS
  LIABILITIES -- 0.6%..............                    8,316,360
                                                  --------------
NET ASSETS -- 100.0%...............               $1,480,249,134
                                                  ==============

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST JANCAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----

COMMON STOCK -- 91.7%
ADVERTISING -- 1.3%
    DoubleClick, Inc.*.............   2,002,005   $   76,326,441
                                                  --------------
AEROSPACE -- 1.6%
    General Motors Corp. Cl-H*.....   1,094,835       96,071,771
                                                  --------------
BEVERAGES -- 1.4%
    Coca-Cola Co. .................   1,481,805       85,111,175
                                                  --------------
COMPUTER HARDWARE -- 7.9%
    Apple Computer, Inc.*..........   4,506,470      236,026,367
    Dell Computer Corp.*...........   1,539,515       75,917,333
    EMC Corp.*.....................   1,949,840      150,015,815
    Handspring, Inc.*..............     213,115        5,754,105
                                                  --------------
                                                     467,713,620
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 22.4%
    3Com Corp.*....................   2,352,325      135,552,728
    Cisco Systems, Inc.*...........   7,209,080      458,227,148
    Inktomi Corp.*.................     659,280       77,959,860
    Intuit, Inc.*..................   1,364,028       56,436,659
    Microsoft Corp.*...............   1,305,140      104,411,200
    Veritas Software Corp.*........   4,332,408      489,629,797
                                                  --------------
                                                   1,322,217,392
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 12.3%
    General Electric Co. ..........   4,225,425      215,496,675
    Metromedia Fiber Network, Inc.
      Cl-A*........................   1,791,610       71,104,522
    Texas Instruments, Inc. .......   6,402,380      439,763,476
                                                  --------------
                                                     726,364,673
                                                  --------------
ENTERTAINMENT & LEISURE -- 4.5%
    Time Warner, Inc. .............   3,535,195      268,674,820
                                                  --------------
FINANCIAL SERVICES -- 3.9%
    Schwab, (Charles) Corp. .......   6,910,516      232,366,101
                                                  --------------
INSURANCE -- 2.1%
    American International Group,
      Inc. ........................   1,054,320      123,882,600
                                                  --------------
INTERNET SERVICES -- 7.3%
    America Online, Inc.*..........   6,213,010      327,736,277
    Yahoo!, Inc.*..................     834,345      103,354,487
                                                  --------------
                                                     431,090,764
                                                  --------------
PHARMACEUTICALS -- 2.1%
    Pfizer, Inc. ..................   2,529,245      121,403,760
                                                  --------------
RETAIL & MERCHANDISING -- 2.0%
    Home Depot, Inc. ..............   2,340,220      116,864,736
                                                  --------------
TELECOMMUNICATIONS -- 22.9%
    EchoStar Communications Corp.
      Cl-A*........................     901,640       29,852,737
    Level 3 Communications,
      Inc.*........................   1,397,310      122,963,280
    Nextel Communications, Inc.
      Cl-A*........................   1,804,525      110,414,373
    Nokia Corp. Cl-A [ADR].........  10,081,440      503,441,911
    Nortel Networks Corp. NY
      Reg.*........................   1,490,220      101,707,515
    Sprint Corp. (PCS Group)*......   4,742,070      282,153,165
    Telefonos de Mexico SA Cl-L
      [ADR]........................     791,555       45,217,579

                                       SHARES         VALUE
                                       ------         -----
    Vodafone AirTouch PLC [ADR]....   3,148,050   $  130,447,322
    WinStar Communications,
      Inc.*........................     625,350       21,183,731
                                                  --------------
                                                   1,347,381,613
                                                  --------------
TOTAL COMMON STOCK
  (Cost $2,875,881,767)............                5,415,469,466
                                                  --------------

                                        PAR
                                       (000)
                                       -----

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.5%
    Federal Home Loan Bank 6.04%,
      10/16/00.....................  $   25,000       24,526,025
      6.27%, 07/31/00..............      50,000       49,738,750
                                                  --------------
                                                      74,264,775
                                                  --------------
    Federal National Mortgage
      Assoc. 6.41%, 08/21/00.......      50,000       49,545,958
      6.44%, 07/28/00..............      25,000       24,879,250
                                                  --------------
                                                      74,425,208
                                                  --------------
    (Cost $148,715,153)............                  148,689,983
                                                  --------------
CORPORATE OBLIGATIONS -- 1.8%
ENTERTAINMENT & LEISURE -- 0.8%
    Venetian Casino Resort LLC
      12.25%, 11/15/04.............      49,725       50,470,874
                                                  --------------
RETAIL & MERCHANDISING -- 0.6%
    Amazon.com, Inc.
      4.75%, 02/01/09..............      51,851       32,795,758
                                                  --------------
TELECOMMUNICATIONS -- 0.4%
    Lenfest Communications, Inc.
      7.625%, 02/15/08.............      11,295       11,026,744
      8.25%, 02/15/08..............      12,480       12,402,000
                                                  --------------
                                                      23,428,744
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $125,956,451)..............                  106,695,376
                                                  --------------

                                       SHARES
                                       ------

FOREIGN STOCK -- 1.0%
SEMICONDUCTORS -- 0.1%
    Infineon Technologies
      AG -- (DEM)*.................      97,820        8,007,887
                                                  --------------
TELECOMMUNICATIONS -- 0.9%
    Vodafone AirTouch
      PLC -- (GBP).................  12,548,193       50,720,877
                                                  --------------
TOTAL FOREIGN STOCK
(Cost $65,758,884).................                   58,728,764
                                                  --------------

                                        PAR
                                       (000)
                                       -----

COMMERCIAL PAPER -- 3.0%
    Associates Corp. of North
      America
      6.85%, 07/03/00
    (Cost $179,131,804)............  $  179,200      179,131,804
                                                  --------------

AST JANCAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----

SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash
      Fund.........................      46,620   $       46,620
    Temporary Investment Fund......      46,619           46,619
                                                  --------------
    (Cost $93,239).................                       93,239
                                                  --------------
TOTAL INVESTMENTS -- 100.0%
    (Cost $3,395,537,298)..........                5,908,808,632
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- 0.0%...................                   (2,845,708)
                                                  --------------
NET ASSETS -- 100.0%...............               $5,905,962,924
                                                  ==============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST MONEY MARKET PORTFOLIO
- ------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----

CORPORATE OBLIGATIONS -- 41.7%
FINANCIAL-BANK & TRUST -- 23.9%
    Bank of America NA
      6.75%, 08/15/00..............  $   18,500   $   18,516,350
      6.65%, 09/06/00 [FRN]++......      75,000       74,993,014
    Bank of Austria [FRN]
      6.45%, 07/16/00++............      60,000       59,981,543
    Bank of Scotland [FRN] 144A
      6.079%, 09/06/00++...........      76,000       75,996,136
    Citibank NA
      7.41%, 05/30/01..............      25,500       25,500,000
    Comerica Bank [FRN]
      6.564%, 07/14/00++...........      20,000       19,992,987
    First Union National Bank [FRN]
      6.17%, 08/16/00++............      32,000       32,000,000
      6.792%, 09/15/00++...........      31,000       30,998,159
    Fleet Financial Group [FRN]
      6.343%, 07/13/00++...........      36,500       36,450,069
    National City Bank [FRN]
      6.633%, 07/04/00++...........      11,000       11,000,000
    SouthTrust Bank NA [FRN]
      6.606%, 07/24/00++...........      39,000       38,996,476
    US Bank of Minnesota NA [FRN]
      6.17%, 07/04/00++............      18,000       17,994,088
                                                  --------------
                                                     442,418,822
                                                  --------------
FINANCIAL SERVICES -- 12.1%
    CIT Group, Inc. [FRN]
      6.75%, 07/05/00++............      24,500       24,497,129
      6.16%, 07/19/00++............      30,000       29,989,503
      6.10%, 08/15/00++............      17,000       16,990,653
    Citigroup, Inc. [FRN]
      6.622%, 07/04/00++...........      28,000       28,000,000
    General Electric Capital Corp.
      [FRN]
      6.221%, 07/07/00++...........      75,000       75,000,000
    PNC Financial Services Group,
      Inc. [FRN]
      6.445%, 07/01/00++...........      50,000       49,999,264
                                                  --------------
                                                     224,476,549
                                                  --------------
INDUSTRIAL -- 3.5%
    Diageo Capital PLC [FRN]
      6.815%, 08/24/00++...........      65,000       64,993,862
                                                  --------------
TELECOMMUNICATIONS -- 2.2%
    AT&T Corp. [FRN] 144A
      6.25%, 07/13/00++............      40,000       39,960,186
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $771,849,419)..............                  771,849,419
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----

CERTIFICATES OF DEPOSIT -- 25.2%
    Abbey National Treasury
      6.47%, 01/10/01..............  $   31,500   $   31,492,081
    Bayerische Landesbank NY
      6.576%, 07/17/00 [FRN]++.....       7,000        6,997,285
      5.875%, 08/04/00.............      20,000       19,999,465
      6.11%, 10/02/00..............      50,000       49,977,735
    Canadian Imperial Corp.
      7.45%, 06/02/01..............      25,000       24,993,458
    Commerzbank AG NY
      6.601%, 07/26/00 [FRN]++.....      25,000       24,995,986
      6.585%, 07/28/00.............      47,000       46,984,739
    Credit Commercial de Belgium
      6.70%, 02/26/01..............      29,000       28,990,956
    Deutsche Bank
      6.555%, 07/16/00 [FRN]++.....      31,000       30,989,918
      6.19%, 12/01/00..............      40,000       39,988,812
    Landesbank Hessen - Thueringen
      7.142%, 05/08/01.............      25,000       24,998,491
    Rabobank Nederland NV
      6.66%, 03/09/01..............       9,000        8,997,062
    Suntrust Bank Atlanta
      6.24%, 07/06/00..............      25,000       25,000,000
    Union Bank of Switzerland
      6.235%, 12/04/00.............      40,000       39,987,786
      6.39%, 12/21/00..............      30,000       29,993,235
    Westdeutsche Landesbank NY
      [FRN]
      6.571%, 07/25/00++...........      30,000       29,944,908
                                                  --------------
    (Cost $464,331,917)............                  464,331,917
                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.7%
    Federal Farm Credit Bank
      6.57%, 07/03/00..............      42,047       42,031,653
                                                  --------------
    Federal Home Loan Bank
      6.13%, 07/05/00 [FRN]++......      25,000       24,995,537
      6.48%, 07/03/00 - 07/07/00...      35,753       35,714,929
                                                  --------------
                                                      60,710,466
                                                  --------------
    Student Loan Marketing Assoc.
      6.20%, 07/03/00..............      20,203       20,196,041
                                                  --------------
    (Cost $122,938,160)............                  122,938,160
                                                  --------------
SOVEREIGN ISSUES -- 1.9%
    Province of Manitoba
      9.50%, 10/01/00
    (Cost $34,728,653).............      34,500       34,728,653
                                                  --------------

AST MONEY MARKET PORTFOLIO
- ------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----

z~
COMMERCIAL PAPER -- 24.3%
FINANCIAL SERVICES -- 4.6%
    American Express Credit Corp.
      6.88%, 07/03/00..............  $   10,806   $   10,801,870
      6.54%, 07/06/00..............      75,000       74,931,875
                                                  --------------
                                                      85,733,745
                                                  --------------
FOOD -- 1.6%
    Nestle Co.
      6.50%, 07/03/00..............      30,000       29,989,167
                                                  --------------
INDUSTRIAL -- 3.3%
    Ford Motor Co.
      6.65%, 07/05/00..............      60,000       59,955,667
                                                  --------------
REAL ESTATE -- 4.0%
    HD Real Estate Funding+
      6.80%, 11/21/00..............      75,000       72,974,167
                                                  --------------
TELECOMMUNICATIONS -- 10.3%
    AT&T Corp.
      6.366%, 07/08/00.............      25,000       24,996,673
    CDC Corp.
      6.65%, 08/24/00..............      75,000       74,251,875

                                        PAR
                                       (000)          VALUE
                                       -----          -----

    SBC Communications, Inc.+
      6.56%, 07/20/00..............  $   45,410   $   45,252,780
      6.63%, 08/17/00..............       5,200        5,154,990
      6.65%, 09/01/00..............      24,612       24,330,124
      6.68%, 09/01/00..............      15,000       14,827,433
                                                  --------------
                                                     188,813,875
                                                  --------------
UTILITIES -- 0.5%
    Wisconsin Energy Corp.+
      6.60%, 08/03/00..............      10,000        9,939,500
                                                  --------------
TOTAL COMMERCIAL PAPER
  (Cost $447,406,121)..............                  447,406,121
                                                  --------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $1,841,254,270)............                1,841,254,270
OTHER ASSETS LESS
  LIABILITIES -- 0.2%..............                    3,141,865
                                                  --------------
NET ASSETS -- 100.0%...............               $1,844,396,135
                                                  ==============

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to
  9.4% of net assets.

++ Maturity date reflects the next interest rate change date.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 6.3% of net assets.

See Notes to Financial Statements.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

COMMON STOCK -- 100.4%
AEROSPACE -- 2.7%
    General Dynamics Corp.............    246,000   $ 12,853,500
    General Motors Corp. Cl-H*........     62,900      5,519,475
                                                    ------------
                                                      18,372,975
                                                    ------------
AIRLINES -- 2.2%
    Continental Airlines, Inc.
      Cl-B*...........................    185,000      8,695,000
    Southwest Airlines Co.............    345,600      6,544,800
                                                    ------------
                                                      15,239,800
                                                    ------------
AUTOMOTIVE PARTS -- 2.3%
    Eaton Corp. ......................    106,800      7,155,600
    Lear Corp.*.......................    410,100      8,202,000
                                                    ------------
                                                      15,357,600
                                                    ------------
BROADCASTING -- 1.7%
    Emmis Communications Corp. Cl-A*..     79,200      3,276,900
    Scripps, (E.W.) Co. Cl-A..........    170,900      8,416,825
                                                    ------------
                                                      11,693,725
                                                    ------------
BUSINESS SERVICES -- 3.2%
    ChoicePoint, Inc.*................    188,200      7,880,875
    Comdisco, Inc.....................    253,500      5,656,219
    Iron Mountain, Inc.*..............    240,100      7,878,281
                                                    ------------
                                                      21,415,375
                                                    ------------
CAPITAL GOODS -- 3.0%
    American Standard Companies,
      Inc.*...........................    192,200      7,880,200
    SPX Corp.*........................    101,700     12,299,344
                                                    ------------
                                                      20,179,544
                                                    ------------
CHEMICALS -- 3.1%
    Engelhard Corp....................    327,700      5,591,381
    FMC Corp.*........................    141,800      8,224,400
    Praxair, Inc. ....................    194,100      7,266,619
                                                    ------------
                                                      21,082,400
                                                    ------------
CLOTHING & APPAREL -- 0.5%
    AnnTaylor Stores Corp.*...........     96,200      3,186,625
                                                    ------------
COMPUTER HARDWARE -- 2.9%
    Apple Computer, Inc.*.............     87,000      4,556,625
    Gateway, Inc.*....................    109,900      6,236,825
    Insight Enterprises, Inc.*........    146,000      8,659,625
                                                    ------------
                                                      19,453,075
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 3.4%
    Ceridian Corp.*...................    285,300      6,865,031
    Compuware Corp.*..................    359,900      3,733,963
    Fiserv, Inc.*.....................     76,300      3,299,975
    Intuit, Inc.*.....................     88,800      3,674,100
    Storage Networks, Inc.*...........      1,100         99,275
    SunGard Data Systems, Inc.*.......    174,800      5,418,800
                                                    ------------
                                                      23,091,144
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.6%
    Energizer Holdings, Inc.*.........    228,400      4,168,300
                                                    ------------
CONTAINERS & PACKAGING -- 1.0%
    Sealed Air Corp.*.................    132,900      6,960,638
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----

ELECTRONIC COMPONENTS & EQUIPMENT -- 1.3%
    Flextronics International Ltd.*...     70,400   $  4,835,600
    Gemstar International Group
      Ltd.*...........................     67,900      4,172,667
                                                    ------------
                                                       9,008,267
                                                    ------------
ENERGY SERVICES -- 1.2%
    Dynegy, Inc.......................    114,100      7,794,456
                                                    ------------
FINANCIAL-BANK & TRUST -- 2.0%
    M&T Bank Corp. ...................     16,200      7,290,000
    Valley National Bancorp...........    242,970      5,937,579
                                                    ------------
                                                      13,227,579
                                                    ------------
FINANCIAL SERVICES -- 10.5%
    AMBAC Financial Group, Inc........    160,100      8,775,481
    Bear Stearns Companies, Inc. .....    133,200      5,544,450
    Countrywide Credit Industries,
      Inc. ...........................    293,300      8,890,656
    Dun & Bradstreet Corp.............    327,800      9,383,275
    Franklin Resources, Inc...........    228,100      6,928,538
    Household International, Inc......    223,000      9,268,438
    Providian Financial Corp..........     96,700      8,703,000
    SLM Holding Corp. ................    370,000     13,851,873
                                                    ------------
                                                      71,345,711
                                                    ------------
FOOD -- 3.8%
    Hershey Foods Corp................    156,300      7,609,856
    Kroger Co.*.......................    447,000      9,861,938
    Nabisco Holdings Corp. ...........    158,000      8,295,000
                                                    ------------
                                                      25,766,794
                                                    ------------
HEALTHCARE SERVICES -- 4.2%
    Healthsouth Corp.*................    948,000      6,813,750
    Tenet Healthcare Corp. ...........    463,400     12,511,800
    Wellpoint Health Networks,
      Inc.*...........................    123,700      8,960,519
                                                    ------------
                                                      28,286,069
                                                    ------------
HOTELS & MOTELS -- 2.0%
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]..........    428,900     13,858,831
                                                    ------------
INDUSTRIAL PRODUCTS -- 1.0%
    Crane Co..........................    267,800      6,510,888
                                                    ------------
INSURANCE -- 10.9%
    Ace Ltd...........................    456,400     12,779,199
    AON Corp..........................    296,000      9,194,500
    John Hancock Financial Services,
      Inc.*...........................     90,900      2,153,194
    MetLife, Inc.*....................    823,700     17,349,180
    Nationwide Financial Services,
      Inc. ...........................    364,900     11,996,088
    UNUM Corp.........................    436,200      8,751,263
    Xl Capital Ltd....................    219,400     11,875,025
                                                    ------------
                                                      74,098,449
                                                    ------------
MACHINERY & EQUIPMENT -- 1.8%
    Danaher Corp......................    124,900      6,174,743
    Pall Corp.........................    315,300      5,951,288
                                                    ------------
                                                      12,126,031
                                                    ------------

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

MEDICAL SUPPLIES & EQUIPMENT -- 6.0%
    Bard, (C.R.), Inc. ...............    205,700   $  9,899,312
    Becton Dickinson & Co. ...........    197,000      5,651,438
    Charles River Laboratories
      International, Inc.*............    159,800      3,545,563
    Genzyme Corp.*....................    251,400     14,942,587
    St. Jude Medical, Inc.*...........    149,800      6,872,074
                                                    ------------
                                                      40,910,974
                                                    ------------
METALS & MINING -- 1.1%
    Homestake Mining Co. .............  1,107,100      7,611,313
                                                    ------------
OIL & GAS -- 9.9%
    Anadarko Petroleum Corp. .........    189,500      9,344,718
    Apache Corp. .....................    134,700      7,922,044
    Coastal Corp. ....................    140,400      8,546,850
    Kinder Morgan, Inc. ..............    168,600      5,827,238
    Noble Drilling Corp.*.............    108,500      4,468,844
    Santa Fe International Corp. .....    148,300      5,181,231
    Transocean Sedco Forex, Inc. .....    171,000      9,137,812
    USX-Marathon Group, Inc. .........    308,100      7,721,756
    Williams Companies, Inc. .........    211,600      8,821,075
                                                    ------------
                                                      66,971,568
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.8%
    Bowater, Inc. ....................    115,400      5,092,025
                                                    ------------
PHARMACEUTICALS -- 0.7%
    Waters Corp.*.....................     35,900      4,480,769
                                                    ------------
PRINTING & PUBLISHING -- 2.0%
    Belo, (A.H.) Corp. Cl-A...........    796,700     13,792,869
                                                    ------------
RAILROADS -- 1.5%
    Kansas City Southern Industries,
      Inc. ...........................    115,400     10,234,538
                                                    ------------
REAL ESTATE -- 5.8%
    Boston Properties, Inc. [REIT]....    281,000     10,730,687
    Indymac Mortgage Holdings, Inc.
      [REIT]..........................    735,900      9,980,644
    Spieker Properties, Inc. [REIT]...    189,700      8,963,325
    Vornado Realty Trust [REIT].......    281,000      9,764,750
                                                    ------------
                                                      39,439,406
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----

RETAIL & MERCHANDISING -- 1.3%
    Consolidated Stores Corp.*........    414,100   $  5,357,419
    Tiffany & Co. ....................     53,900      3,638,250
                                                    ------------
                                                       8,995,669
                                                    ------------
TELECOMMUNICATIONS -- 2.6%
    American Tower Corp. Cl-A*........    229,300      9,558,944
    Exfo Electro-Optical Engineering,
      Inc.*...........................        700         30,714
    Loral Space & Communications
      Ltd.*...........................  1,172,100      8,131,444
                                                    ------------
                                                      17,721,102
                                                    ------------
UTILITIES -- 3.4%
    AES Corp.*........................    296,000     13,505,000
    Unicom Corp. .....................    252,600      9,772,463
                                                    ------------
                                                      23,277,463
                                                    ------------
TOTAL COMMON STOCK
  (Cost $652,086,001).................               680,751,972
                                                    ------------
SHORT-TERM INVESTMENTS -- 0.4%
    Temporary Investment Cash Fund....  1,290,838      1,290,838
    Temporary Investment Fund.........  1,290,838      1,290,838
                                                    ------------
    (Cost $2,581,676).................                 2,581,676
                                                    ------------
TOTAL INVESTMENTS -- 100.8%
  (Cost $654,667,677).................               683,333,648
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.8%)....................                (5,586,726)
                                                    ------------
NET ASSETS -- 100.0%..................              $677,746,922
                                                    ============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST AIM BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----

COMMON STOCK -- 48.2%
ADVERTISING -- 0.8%
    Lamar Advertising Co.*.............   62,800   $  2,720,025
    Omnicom Group, Inc. ...............   25,300      2,253,281
                                                   ------------
                                                      4,973,306
                                                   ------------
AEROSPACE -- 0.5%
    General Motors Corp. Cl-H*.........   30,700      2,693,925
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.2%
    Ford Motor Co. ....................   28,900      1,242,700
                                                   ------------
AUTOMOTIVE PARTS -- 0.0%
    Visteon Corp.*.....................    3,784         45,881
                                                   ------------
BROADCASTING -- 1.8%
    Clear Channel Communications,
      Inc.*............................   41,100      3,082,500
    Grupo Televisa SA [GDR]*...........   24,000      1,654,500
    Hispanic Broadcasting Corp.*.......   72,600      2,404,875
    Infinity Broadcasting Corp.*.......   85,250      3,106,297
    UIH Australia Pacific, Inc.
      Warrants 144A*...................       50          1,500
    UnitedGlobalCom, Inc. Cl-A*........   11,000        514,250
                                                   ------------
                                                     10,763,922
                                                   ------------
BUSINESS SERVICES -- 0.3%
    Foundry Networks, Inc.*............   10,600      1,171,300
    Maximus, Inc.*.....................   31,300        692,513
                                                   ------------
                                                      1,863,813
                                                   ------------
COMPUTER HARDWARE -- 1.7%
    EMC Corp.*.........................   96,600      7,432,163
    Immersion Corp.*...................   29,000        870,000
    International Business Machines
      Corp. ...........................   16,128      1,767,024
                                                   ------------
                                                     10,069,187
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 7.9%
    BEA Systems, Inc.*.................   59,900      2,961,306
    Brocade Communications Systems,
      Inc.*............................   25,300      4,642,154
    Cisco Systems, Inc.*...............  116,000      7,373,249
    DST Systems, Inc.*.................   16,900      1,286,513
    InfoSpace.com, Inc.*...............  115,600      6,386,899
    ISS Group, Inc.*...................   34,200      3,376,716
    MarchFirst, Inc.*..................   69,200      1,262,900
    Microsoft Corp.*...................   37,500      3,000,000
    Oracle Corp.*......................   32,200      2,706,813
    Phone.com, Inc.*...................   40,700      2,650,588
    Redback Networks, Inc.*............   19,200      3,417,600
    Sun Microsystems, Inc.*............   69,000      6,274,687
    Veritas Software Corp.*............    9,650      1,090,601
                                                   ------------
                                                     46,430,026
                                                   ------------
CONGLOMERATES -- 0.9%
    Corning, Inc. .....................   11,000      2,968,625
    Tyco International Ltd. ...........   45,400      2,150,825
                                                   ------------
                                                      5,119,450
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----

CONSUMER PRODUCTS & SERVICES -- 0.4%
    Critical Path, Inc.*...............   38,300   $  2,233,369
    Hedstrom Holdings, Inc. Warrants
      144A*............................      303              9
                                                   ------------
                                                      2,233,378
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.7%
    Analog Devices, Inc.*..............   60,800      4,620,800
    Comverse Technology, Inc.*.........   24,300      2,259,900
    General Electric Co. ..............   60,600      3,090,600
                                                   ------------
                                                      9,971,300
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.1%
    Club Regina Resorts, Inc.
      Warrants*........................       20             20
    Time Warner, Inc...................   26,800      2,036,800
    Viacom, Inc. Cl-B*.................   64,015      4,365,023
                                                   ------------
                                                      6,401,843
                                                   ------------
EQUIPMENT SERVICES -- 0.9%
    Quanta Services, Inc.*.............   94,500      5,197,500
                                                   ------------
FINANCIAL-BANK & TRUST -- 0.6%
    Chase Manhattan Corp. .............   71,100      3,275,044
                                                   ------------
FINANCIAL SERVICES -- 2.8%
    American Express Co. ..............   35,955      1,874,154
    AXA Financial, Inc. ...............   50,000      1,700,000
    Citigroup, Inc. ...................   41,700      2,512,425
    Merrill Lynch & Co., Inc. .........   31,700      3,645,500
    Morgan Stanley Dean Witter &
      Co. .............................   46,800      3,896,100
    Schwab, (Charles) Corp. ...........   89,100      2,995,988
                                                   ------------
                                                     16,624,167
                                                   ------------
FOOD -- 0.3%
    Safeway, Inc.*.....................   43,000      1,940,375
                                                   ------------
INSURANCE -- 1.1%
    American International Group,
      Inc. ............................   27,500      3,231,250
    AXA [ADR]..........................   20,000      1,591,250
    MGIC Investment Corp. .............   33,200      1,510,600
                                                   ------------
                                                      6,333,100
                                                   ------------
INTERNET SERVICES -- 2.0%
    America Online, Inc.*..............   79,200      4,177,800
    Juniper Networks, Inc.*............   26,600      3,871,963
    PSINet, Inc.*......................   22,000        552,750
    VeriSign, Inc.*....................   16,700      2,947,550
                                                   ------------
                                                     11,550,063
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.6%
    Baxter International, Inc. ........   46,600      3,276,563
    Forest Laboratories, Inc.*.........   25,500      2,575,500
    Genzyme Corp.*.....................   67,100      3,988,256
    Guidant Corp.*.....................   35,000      1,732,500
    Medtronic, Inc.....................   76,300      3,800,694
                                                   ------------
                                                     15,373,513
                                                   ------------
OIL & GAS -- 1.2%
    Apache Corp. ......................   16,500        970,406
    Exxon Mobil Corp...................   15,762      1,238,302
    Kerr-McGee Corp. ..................   38,700      2,280,881

AST AIM BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----

    TCR Holding Corp. Cl-B*............    2,898   $         29
    Williams Companies, Inc............   58,300      2,430,382
                                                   ------------
                                                      6,920,000
                                                   ------------
PHARMACEUTICALS -- 2.3%
    American Home Products Corp. ......   55,500      3,260,625
    Merck & Co., Inc. .................   40,000      3,065,000
    Pfizer, Inc. ......................  156,475      7,510,800
                                                   ------------
                                                     13,836,425
                                                   ------------
RETAIL & MERCHANDISING -- 1.6%
    Amazon.com, Inc.*..................   18,100        657,256
    Bed, Bath & Beyond, Inc.*..........   61,200      2,218,500
    Home Depot, Inc. ..................   48,400      2,416,975
    Linens 'n Things, Inc.*............   48,700      1,320,988
    Target Corp. ......................   54,000      3,132,000
                                                   ------------
                                                      9,745,719
                                                   ------------
SEMICONDUCTORS -- 4.1%
    Applied Materials, Inc.*...........   39,600      3,588,750
    Intel Corp.........................   36,900      4,933,068
    JDS Uniphase Corp.*................   21,000      2,517,375
    Microchip Technology, Inc.*........   32,850      1,914,026
    SDL, Inc.*.........................   28,000      7,985,249
    Vitesse Semiconductor Corp.*.......   45,900      3,376,519
                                                   ------------
                                                     24,314,987
                                                   ------------
TELECOMMUNICATIONS -- 10.4%
    360 Networks, Inc.*................  103,800      1,582,950
    AT&T Canada, Inc. NY Reg.*.........   57,000      1,891,688
    Bell Atlantic Corp.*...............   33,725      1,713,652
    Birch Telecommunications
      Warrants*........................       10            550
    BroadWing, Inc.....................   78,642      2,039,777
    Cellnet Data System Warrants
      144A*............................       95              1
    Comcast Corp. Cl-A*................   49,000      1,984,500
    Copper Mountain Networks, Inc.*....   22,000      1,938,750
    Global Crossing Ltd.*..............   62,200      1,636,638
    Korea Telecom Corp. [ADR]..........   29,659      1,434,754
    Level 3 Communications, Inc.*......   21,600      1,900,800
    Lucent Technologies, Inc...........   74,500      4,414,124
    McLeodUSA, Inc. Cl-A*..............  155,800      3,223,113
    Nextel International, Inc.*........        4              0
    NEXTLINK Communications, Inc.
      Cl-A*............................   88,000      3,338,500
    Nokia Corp. Cl-A [ADR].............   94,600      4,724,087
    Nortel Networks Corp. NY Reg.*.....   49,700      3,392,024
    Pathnet, Inc. Warrants 144A*.......       30            304
    Powertel, Inc.*....................       44          3,121
    Qwest Communications International,
      Inc.*............................  105,000      5,217,187
    SBC Communications, Inc. ..........   39,618      1,713,479
    Sycamore Networks, Inc.*...........   41,000      4,525,374
    Time Warner Telecom, Inc. Cl-A*....   51,600      3,321,750
    Univision Communications, Inc.*....   48,700      5,040,449
    Western Wireless Corp. Cl-A*.......   39,600      2,158,200
    Williams Communications Group,
      Inc.*............................   52,900      1,755,619

                                         SHARES       VALUE
                                         ------       -----

    WinStar Communications, Inc.*......    2,467   $     83,570
    WorldCom, Inc.*....................   50,100      2,298,338
                                                   ------------
                                                     61,333,299
                                                   ------------
UTILITIES -- 1.0%
    AES Corp.*.........................   67,600      3,084,250
    Enron Corp. .......................   47,000      3,031,500
                                                   ------------
                                                      6,115,750
                                                   ------------
TOTAL COMMON STOCK
  (Cost $203,046,961)..................             284,368,673
                                                   ------------

                                           PAR
                                          (000)
                                         -------

CORPORATE OBLIGATIONS -- 32.3%
AEROSPACE -- 0.1%
    Boeing Co.
      6.625%, 02/15/38.................  $   580        499,763
AIRLINES -- 0.9%
    AMR Corp.
      10.00%, 04/15/21.................      650        665,404
    Calair Capital Corp. LLC
      8.125%, 04/01/08.................       90         81,675
    Continental Airlines Series 981C
      6.541%, 09/15/09.................      841        787,513
    Delta Air Lines, Inc.
      7.90%, 12/15/09..................    1,000        944,038
      9.00%, 05/15/16..................      900        859,660
      10.375%, 12/15/22................      750        821,357
    United Air Lines, Inc.
      9.75%, 08/15/21..................    1,200      1,164,557
                                                   ------------
                                                      5,324,204
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.5%
    DaimlerChrysler NA Holding Co.
      7.40%, 01/20/05..................    1,250      1,248,141
      8.00%, 06/15/10..................      900        917,069
    Ford Motor Co.
      6.625%, 10/01/28.................    1,200      1,015,883
                                                   ------------
                                                      3,181,093
                                                   ------------
BEVERAGES -- 0.3%
    Seagram, (J.) & Sons Co.
      9.65%, 08/15/18..................    1,350      1,499,191
BROADCASTING -- 1.3%
    Continental Cablevision, Inc.
      9.50%, 08/01/13..................    4,450      4,824,699
    Cox Communications, Inc.
      7.75%, 08/15/06..................    1,000        996,321
    Liberty Media Group
      7.875%, 07/15/09.................      580        559,294
      8.25%, 02/01/30..................    1,400      1,288,910
                                                   ------------
                                                      7,669,224
                                                   ------------

AST AIM BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------

CABLE TELEVISION -- 1.4%
    British Sky Broadcasting
      8.20%, 07/15/09..................  $ 1,750   $  1,644,480
    Comcast Cable Communications, Inc.
      8.50%, 05/01/27..................    2,000      2,039,647
    Cox Enterprises, Inc. 144A
      8.00%, 02/15/07..................    1,400      1,389,319
    CSC Holdings, Inc.
      7.875%, 12/15/07.................    1,425      1,382,083
    Lenfest Communications, Inc.
      8.375%, 11/01/05.................    1,500      1,533,750
                                                   ------------
                                                      7,989,279
                                                   ------------
CHEMICALS -- 0.2%
    Airgas, Inc.
      7.14%, 03/08/04..................    1,200      1,094,568
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.9%
    Veritas Software Corp. [CVT]
      1.856%, 08/13/06.................    1,600      5,042,000
                                                   ------------
CONSTRUCTION -- 0.0%
    American Architectural Co.
      11.75%, 12/01/07.................       10          1,750
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Procter & Gamble Co.
      8.00%, 09/01/24..................    1,000      1,070,917
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.7%
    Candescent Technologies Corp. [CVT]
      144A
      7.00%, 05/01/03..................    2,050      1,486,249
      7.00%, 05/01/03..................      500        362,500
    CSC Holdings, Inc.
      7.875%, 02/15/18.................      750        691,432
    Israel Electric Corp. Ltd. 144A
      7.75%, 03/01/09..................      800        775,614
      7.75%, 12/15/27..................    1,000        876,509
                                                   ------------
                                                      4,192,304
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.8%
    News America Holdings Co.
      9.25%, 02/01/13..................    1,700      1,807,013
      8.45%, 08/01/34..................    2,000      2,023,144
    Time Warner, Inc.
      9.125%, 01/15/13.................    3,000      3,261,951
      9.15%, 02/01/23..................    3,000      3,297,525
                                                   ------------
                                                     10,389,633
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.3%
    Browning-Ferris Industries, Inc.
      7.40%, 09/15/35..................    1,500      1,047,273
    Waste Management, Inc.
      7.125%, 12/15/17.................      170        139,158
      7.10%, 08/01/26..................      925        870,071
                                                   ------------
                                                      2,056,502
                                                   ------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------

FINANCIAL-BANK & TRUST -- 4.6%
    Bank of America Corp.
      9.375%, 09/15/09.................  $ 1,800   $  1,959,620
    Bank of Tokyo-Mitsubishi
      8.40%, 04/15/10..................      270        273,039
    Banponce Trust I
      8.327%, 02/01/27.................    1,635      1,379,636
    BB&T Corp.
      6.375%, 06/30/05.................    1,100      1,044,805
    Dime Capital, Inc. Cl-A
      9.33%, 05/06/27..................    1,500      1,282,929
    First Union Corp.
      7.50%, 04/15/35..................    3,000      2,996,880
      6.55%, 10/15/35..................    1,840      1,753,816
    GreenPoint Capital Corp.
      9.10%, 06/01/27..................       10          8,176
    Mercantile Bancorp
      7.30%, 06/15/07..................    3,000      2,883,330
    Midland Bank PLC
      7.65%, 05/01/25..................      340        346,670
    NBD Bank NA
      8.25%, 11/01/24..................    2,965      3,120,276
    Provident Capital, Inc.
      8.60%, 12/01/26..................       20         16,749
    Regions Financial Corp.
      7.75%, 09/15/24..................    1,000      1,003,250
    Republic New York Corp.
      9.70%, 02/01/09..................      845        926,877
      9.50%, 04/15/14..................      880        976,677
    Sanwa Finance Aruba
      8.35%, 07/15/09..................      400        398,985
    Skandinaviska Enskilda
      6.875%, 02/15/09.................    1,350      1,255,291
    Sovereign Capital, Inc.
      9.00%, 04/01/27..................       15         11,635
    St. Paul Bancorp, Inc.
      7.125%, 02/15/04.................    1,220      1,182,084
    Suntrust Banks, Inc.
      8.75%, 11/15/04..................      600        623,323
    U.S. Bancorp
      7.50%, 06/01/26..................    1,500      1,506,131
    Union Planters Bank NA
      6.50%, 03/15/08..................    2,385      2,091,495
                                                   ------------
                                                     27,041,674
                                                   ------------
FINANCIAL SERVICES -- 6.3%
    AIG Sunamerica Global Financial
      Services II 144A
      7.60%, 06/15/05..................    1,500      1,514,919
    American General Finance
      8.45%, 10/15/09..................    1,650      1,692,540
    Associates Corp.
      6.95%, 11/01/18..................    1,885      1,662,338
    Bear Stearns Co., Inc.
      7.625%, 12/07/09.................    1,270      1,216,049
    Beaver Valley Funding Corp.
      9.00%, 06/01/17..................    1,930      1,930,000

AST AIM BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------

    Capital One Financial Corp.
      7.25%, 05/01/06..................  $ 1,765   $  1,661,940
    Citicorp Lease 144A
      8.04%, 12/15/19..................      900        897,372
    Colonial Capital II Co. Cl-A
      8.92%, 01/15/27..................       15         12,587
    Countrywide Home Loan Co.
      6.25%, 04/15/09..................    2,000      1,751,466
    Dow Capital BV
      9.20%, 06/01/10..................    1,600      1,709,493
    E*TRADE Group, Inc.
      6.00%, 02/01/07..................      650        593,158
      6.00%, 02/01/07 144A.............    1,000        906,250
    General Electric Capital Corp.
      7.375%, 01/19/10.................    2,860      2,894,119
    General Motors Acceptance Corp.
      9.00%, 10/15/02..................      725        750,867
      5.75%, 11/10/03..................    2,500      2,372,954
    Heller Financial, Inc.
      8.00%, 06/15/05..................    1,750      1,746,173
      7.375%, 11/01/09.................    1,970      1,856,916
    Household Finance Corp.
      8.00%, 05/09/05..................      870        877,756
    KN Capital Trust III
      7.63%, 04/15/28..................    1,595      1,339,902
    Lehman Brothers Holdings, Inc.
      7.375%, 01/15/07.................      700        671,253
      8.80%, 03/01/15..................    1,805      1,912,401
      8.50%, 08/01/15..................    1,850      1,847,473
    MBNA Capital I Cl-A
      8.278%, 12/01/26.................    1,415      1,160,248
    Riggs Capital Trust II
      8.875%, 03/15/27.................    1,535      1,253,281
    Source One Mortgage Services Corp.
      9.00%, 06/01/12..................      890        945,627
    Torchmark Corp.
      7.875%, 05/15/23.................    1,400      1,237,428
    Washington Mutual Capital I
      8.375%, 06/01/27.................      685        611,299
    Washington Mutual, Inc.
      8.25%, 04/01/10..................      875        864,775
    Webster Capital Corp. 144A
      9.36%, 01/29/27..................       10          8,852
                                                   ------------
                                                     37,899,436
                                                   ------------
FOOD -- 0.4%
    Conagra, Inc.
      7.125%, 10/01/26.................    2,500      2,386,610
                                                   ------------
HEALTHCARE SERVICES -- 0.0%
    Healthsouth Corp. [CVT]
      3.25%, 04/01/03..................       10          7,900
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Safety Components International,
      Inc. Cl-B
      10.125%, 07/15/07................       10          2,050
                                                   ------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------

INSURANCE -- 0.3%
    General Electric Global Insurance
      7.75%, 06/15/30..................  $ 1,000   $    992,331
    John Hancock Global Funding II 144A
      7.90%, 07/02/10..................      900        898,313
                                                   ------------
                                                      1,890,644
                                                   ------------
OIL & GAS -- 1.4%
    Amerada Hess Corp.
      7.875%, 10/01/29.................      700        688,865
    Kinder Morgan Energy Partners
      6.30%, 02/01/09..................    1,400      1,261,352
    Occidental Petroleum Corp.
      7.375%, 11/15/08.................    1,000        968,503
      9.25%, 08/01/19..................    1,190      1,298,753
    Oneok, Inc.
      7.75%, 08/15/06..................      500        498,008
    Statoil 144A
      7.375%, 05/01/16.................      900        851,670
    Tosco Corp.
      7.80%, 01/01/27..................      900        859,839
    Union Pacific Resources
      7.50%, 10/15/26..................    1,300      1,224,677
    YPF SA
      9.125%, 02/24/09.................      700        711,375
                                                   ------------
                                                      8,363,042
                                                   ------------
RAILROADS -- 0.3%
    Norfolk Southern Corp.
      7.05%, 05/01/37..................    1,800      1,762,387
                                                   ------------
REAL ESTATE -- 0.2%
    ERP Operating L.P.
      7.125%, 10/15/17.................      500        423,328
    Spieker Properties, Inc. [REIT]
      7.35%, 12/01/17..................    1,000        870,917
                                                   ------------
                                                      1,294,245
                                                   ------------
TELECOMMUNICATIONS -- 3.9%
    AT&T Canada, Inc.
      7.625%, 03/15/05.................    1,700      1,694,591
      7.65%, 09/15/06..................      700        693,991
    AT&T Corp.
      8.625%, 12/01/31.................    2,100      2,125,780
    Centel Capital Corp.
      9.00%, 10/15/19..................    3,000      3,308,348
    Comverse Technology, Inc. [CVT]
      4.50%, 07/01/05..................      695      2,995,450
    CSC Holdings, Inc.
      7.25%, 07/15/08..................       20         18,584
    Deutsche Telekom Financial Corp.
      8.00%, 06/15/10..................    1,050      1,060,649
    GTE Corp.
      6.84%, 04/15/18..................      400        359,277
    Lenfest Communications, Inc.
      8.25%, 02/15/08..................      350        347,989
    MCI WorldCom, Inc.
      7.125%, 06/15/27.................    1,150      1,138,428

AST AIM BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------

    NTL, Inc. 144A
      5.75%, 12/15/09..................  $ 1,900   $  1,501,000
    Qwest Communications International,
      Inc.
      7.50%, 11/01/08..................    1,450      1,409,474
    Sprint Spectrum L.P.
      9.658%, 08/15/06 [STEP]..........       20         19,250
      11.00%, 08/15/06.................       10         10,767
    TCI Communications, Inc.
      8.75%, 08/01/15..................      400        433,371
    TeleCommunications, Inc.
      9.80%, 02/01/12..................    2,000      2,299,382
    Vodafone Airtouch PLC 144A
      7.75%, 02/15/10..................    1,500      1,489,664
    WorldCom, Inc.
      8.00%, 05/15/06..................    1,900      1,923,252
                                                   ------------
                                                     22,829,247
                                                   ------------
TRANSPORTATION -- 0.5%
    CSX Corp.
      9.00%, 08/15/06..................    3,000      3,111,732
UTILITIES -- 5.8%
    AES Corp.
      8.00%, 12/31/08..................      100         89,500
    Cleveland Electric Illuminating Co.
      Cl-B
      9.50%, 05/15/05..................       25         25,484
    CMS Energy Corp.
      8.125%, 05/15/02.................    4,000      3,915,487
    CMS Energy Corp. Cl-B
      6.75%, 01/15/04..................       40         37,060
    CMS Panhandle Holding Co.
      6.125%, 03/15/04.................    3,000      2,812,137
    Commonwealth Edison
      7.50%, 07/01/13..................    2,000      1,921,332
    Duke Energy Corp.
      7.875%, 08/15/04.................    1,500      1,510,325
    El Paso Electric Co.
      8.90%, 02/01/06..................    1,750      1,806,875
    El Paso Electric Co. Cl-E
      9.40%, 05/01/11..................       10         10,517
    Empire District Electric Co.
      7.70%, 11/15/04..................    1,300      1,305,421
    Enron Corp.
      8.375%, 05/23/05.................      450        464,418
    Hydro-Quebec
      8.62%, 12/15/11..................    2,000      2,192,752
    KN Energy, Inc.
      7.35%, 08/01/26..................    2,000      1,976,642
    Niagara Mohawk Power Corp. Cl-G
      7.75%, 10/01/08..................    4,000      3,905,288
    Niagara Mohawk Power Corp. Cl-H
      [STEP]
      8.36%, 07/01/10..................    2,500      1,923,735
    Northeast Utilities System
      8.38%, 03/01/05..................       19         18,182
      8.58%, 12/01/06..................        7          7,275
    NRG Energy, Inc.
      7.50%, 06/01/09..................      900        847,196

                                           PAR
                                          (000)       VALUE
                                         -------   ------------

    Public Service of New Mexico Cl-A
      7.10%, 08/01/05..................  $ 1,200   $  1,159,950
    Sonat, Inc.
      7.625%, 07/15/11.................    1,900      1,860,529
    Southern Energy 144A
      7.90%, 07/15/09..................    2,500      2,289,443
    Tennessee Gas Pipeline
      7.50%, 04/01/17..................    2,000      1,903,564
    Texas-New Mexico Power Corp.
      6.25%, 01/15/09..................    1,000        865,593
    UtiliCorp United, Inc.
      6.70%, 10/15/06..................    1,500      1,481,360
                                                   ------------
                                                     34,330,065
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $191,123,925)..................             190,929,460
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 10.1%
    U.S. Treasury Notes
      6.625%, 05/31/02.................    4,000      4,007,031
      7.25%, 08/15/04..................    2,500      2,584,375
      5.875%, 11/15/04#................   14,500     14,287,039
      6.75%, 05/15/05..................    5,000      5,090,234
      6.50%, 08/15/05 - 02/15/10.......   23,000     23,301,334
      6.875%, 05/15/06.................   10,000     10,293,750
                                                   ------------
    (Cost $59,712,317).................              59,563,763
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.3%
    Federal National Mortgage Assoc.
      5.75%, 04/15/03..................    1,775      1,721,047
      6.57%, 07/03/00..................   23,652     23,643,367
                                                   ------------
    (Cost $25,420,075).................              25,364,414
                                                   ------------

                                         SHARES
                                         -------

FOREIGN STOCK -- 1.8%
INSURANCE -- 0.0%
    AXA SA -- (FRF)*...................    1,552        245,475
                                                   ------------
TELECOMMUNICATIONS -- 1.8%
    Libertel NV -- (NLG)*..............   74,500      1,139,067
    Nokia AB Oyj -- (FIM)..............   17,560        899,714
    NTT Mobile Communications Network,
      Inc. -- (JPY)....................       40      1,085,051
    Sonera Oyj -- (FIM)................   55,000      2,517,494
    Telefonica SA -- (ESP)*............  100,735      2,172,678
    Vodafone AirTouch PLC -- (GBP).....  661,995      2,675,842
                                                   ------------
                                                     10,489,846
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $7,468,379)....................              10,735,321
                                                   ------------
PREFERRED STOCK -- 1.6%
FINANCIAL SERVICES -- 0.5%
    Calpine Capital Trust
      5.75%............................   26,400      3,162,983
                                                   ------------

AST AIM BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         -------   ------------

OIL & GAS -- 0.3%
    Kerr-McGee Corp.
      5.50%............................   32,000   $  1,592,000
                                                   ------------
TELECOMMUNICATIONS -- 0.6%
    Broadwing, Inc.
      6.75% [CVT]......................   10,400        488,800
    Cablevision Systems Corp. Cl-M
      11.125% [PIK]....................       10          1,063
    NEXTLINK Communications, Inc.
      6.50% [CVT]......................    3,300        568,013
    Winstar Communications, Inc.
      7.25%............................    2,680      2,639,799
                                                   ------------
                                                      3,697,675
                                                   ------------
UTILITIES -- 0.2%
    AES Corp.
      6.75% [CVT]......................   15,000      1,072,500
    Public Service Co. of New Hampshire
      Cl-A
      10.60%...........................      705         17,691
                                                   ------------
                                                      1,090,191
                                                   ------------
TOTAL PREFERRED STOCK
  (Cost $7,793,807)....................               9,542,849
                                                   ------------

                                           PAR
                                          (000)
                                         -------
SOVEREIGN ISSUES -- 0.7%
CANADA
    Province of British Columbia
      5.375%, 10/29/08.................  $   500        443,110
    Province of Manitoba
      7.75%, 07/17/16..................    1,750      1,787,716
    Province of Newfoundland
      9.00%, 06/01/19..................      800        881,512
    Province of Quebec
      6.50%, 01/17/06..................    1,000        961,770
                                                   ------------
    (Cost $4,047,402)..................               4,074,108
                                                   ------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                           (000)        VALUE
                                         ---------   ------------

FOREIGN BONDS -- 0.3%
AUSTRALIA -- 0.0%
    State Bank New South Wales
      8.625%, 08/20/01.................     1,000    $    613,341
NETHERLANDS -- 0.1%
    Tecnost International NV
      6.125%, 07/30/09.................       510         448,305
NEW ZEALAND -- 0.1%
    Export Development Corp.
      6.50%, 12/21/04..................       950         428,881
UNITED KINGDOM -- 0.1%
    British Sky Broadcasting
      7.75%, 07/09/09..................       320         457,161
                                                     ------------
TOTAL FOREIGN BONDS
  (Cost $2,184,223)....................                 1,947,688
                                                     ------------

                                            PAR
                                           (000)
                                         ---------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
    Independent National Mortgage Corp.
      Series 1994-V Cl-A1
      8.841%, 12/25/24.................   $    45          46,368
    Morgan Stanley Capital I Series
      1996-WF1 Cl-A2
      7.227%, 01/16/06.................       655         655,685
                                                     ------------
    (Cost $713,324)....................                   702,053
                                                     ------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $501,510,413)..................               587,228,329
                                                     ------------

                                          NUMBER
                                            OF
                                         CONTRACTS
                                         ---------

WRITTEN OPTIONS -- 0.0%
CALL OPTIONS
    Analog Devices, Strike Price $105,
      Expires 07/21/00
    (Cost $(100,527))..................        18          (3,375)
                                                     ------------
OTHER ASSETS LESS LIABILITIES --0.6%...                 3,810,921
                                                     ------------
NET ASSETS -- 100.0%...................              $591,035,875
                                                     ============

# Securities with an aggregate market value of $2,147,982 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:

                            EXPIRATION    NUMBER OF      UNREALIZED
       DESCRIPTION            MONTH       CONTRACTS     DEPRECIATION
- ---------------------------------------------------------------------

NASDAQ 100................    09/00           41         $   51,250
S&P 500...................    09/00           14             67,550
                                                         ----------
                                                         $  118,800
                                                         ==========

- ------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of
Investments.
* Non-income producing security.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 2.6% of net assets.
See Notes to Financial Statements.

AST FEDERATED HIGH YIELD PORTFOLIO
- ------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----

CORPORATE OBLIGATIONS -- 85.3%
AEROSPACE -- 0.3%
    Anteon Corp.
      12.00%, 05/15/09.................  $ 1,900  $  1,748,000
    Condor Systems, Inc. 144A
      11.875%, 05/01/09................      600       294,000
                                                  ------------
                                                     2,042,000
                                                  ------------
AUTOMOTIVE PARTS -- 3.4%
    Accuride Corp. Cl-B
      9.25%, 02/01/08..................    1,950     1,667,250
    Aftermarket Technology, Inc.
      12.00%, 08/01/04.................    1,938     1,947,690
    Aftermarket Technology, Inc. Cl-D
      12.00%, 08/01/04.................      350       351,750
    American Axle & Manufacturing, Inc.
      9.75%, 03/01/09..................    5,100     4,806,750
    French, (J.L.) Automotive Casting,
      Inc. 144A
      11.50%, 06/01/09.................    2,550     2,333,250
    HDA Parts System, Inc.
      12.00%, 08/01/05.................    2,275     1,649,375
    Lear Corp.
      9.50%, 07/15/06..................    2,500     2,437,500
      8.11%, 05/15/09..................    3,800     3,479,812
    Oxford Automotive, Inc.
      10.125%, 06/15/07................    2,000     1,850,000
                                                  ------------
                                                    20,523,377
                                                  ------------
BEVERAGES -- 0.6%
    National Wine & Spirits
      10.125%, 01/15/09................    1,450     1,402,875
    Triarc Consumer Beverage Co.
      10.25%, 02/15/09.................    2,500     2,425,000
                                                  ------------
                                                     3,827,875
                                                  ------------
BROADCASTING -- 4.7%
    Acme Television Co. Cl-B [STEP]
      11.043%, 09/30/04................    2,175     2,088,000
    Australis Media Ltd. [STEP]
      45.45%, 05/15/03.................       11           160
    Australis Media Ltd. Units [STEP]
      16.00%, 05/15/03.................      625         9,375
    Big City Radio, Inc. [STEP]
      12.937%, 03/15/05................    2,950     1,666,750
    Capstar Broadcasting Partners, Inc.
      [PIK]
      12.00%, 07/01/09.................      824       953,896
    Chancellor Media Corp. L.A. Cl-B
      8.75%, 06/15/07..................    1,950     1,979,250
      8.125%, 12/15/07.................    5,750     5,800,313
    Fox/Liberty Networks LLC [STEP]
      9.208%, 08/15/07.................    5,550     4,342,875
    Sinclair Broadcast Group, Inc.
      10.00%, 09/30/05.................    2,700     2,602,125
      8.75%, 12/15/07..................    1,650     1,460,250

                                           PAR
                                          (000)      VALUE
                                          -----      -----

    UIH Australia Pacific, Inc. Cl-B
      [STEP]
      11.248%, 05/15/06................  $ 2,725  $  2,493,375
    UnitedGlobalCom, Inc. Cl-B [STEP]
      10.75%, 02/15/08.................    4,300     2,988,500
    XM Satellite Radio, Inc. 144A
      14.00%, 03/15/10.................    1,750     1,553,125
                                                  ------------
                                                    27,937,994
                                                  ------------
BUILDING MATERIALS -- 0.9%
    American Builders & Contractors
      Supply Co., Inc. Cl-B
      10.625%, 05/15/07................    1,625     1,340,625
    ISG Resources, Inc.
      10.00%, 04/15/08.................    1,650     1,513,875
    Juno Lighting, Inc.
      11.875%, 07/01/09................    2,025     1,690,875
    NCI Building Systems, Inc. Cl-B
      9.25%, 05/01/09..................    1,000       945,000
                                                  ------------
                                                     5,490,375
                                                  ------------
BUSINESS SERVICES -- 3.8%
    e.spire Communications, Inc. [STEP]
      13.748%, 04/01/06................    1,400       605,500
    Intermedia Communications, Inc.
      [STEP]
      10.749%, 05/15/06................    4,850     4,631,750
      12.25%, 03/01/09.................    4,500     2,677,500
    Intermedia Communications, Inc.
      Cl-B
      8.875%, 11/01/07.................    1,000       942,500
      8.60%, 06/01/08..................      550       508,750
    Orion Network Systems
      11.25%, 01/15/07.................    2,750     1,608,750
    Sitel Corp.
      9.25%, 03/15/06..................    2,800     2,562,000
    Teligent, Inc.
      11.50%, 12/01/07.................    3,475     2,762,625
    Teligent, Inc. Cl-B [STEP]
      14.981%, 03/01/08................    3,000     1,455,000
    U.S. Office Products Co.
      9.75%, 06/15/08..................    4,475     1,006,875
    Winstar Communications, Inc. 144A
      10.612%, 04/15/10 [STEP].........    4,959     2,380,320
      12.75%, 04/15/10.................    1,693     1,642,210
                                                  ------------
                                                    22,783,780
                                                  ------------
CABLE TELEVISION -- 7.0%
    Charter Communications Holdings LLC
      10.00%, 04/01/09.................    2,000     1,950,000
      12.357%, 04/01/11 [STEP].........    7,850     4,494,125
    Comcast U.K. Cable Corp. [STEP]
      10.997%, 11/15/07................    2,900     2,726,000
    CSC Holdings, Inc.
      9.25%, 11/01/05..................    4,525     4,547,625
      7.875%, 12/15/07.................    1,700     1,648,201
      9.875%, 02/15/13.................      500       507,500

AST FEDERATED HIGH YIELD PORTFOLIO
- ------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----

    Diamond Cable Communications PLC
      [STEP]
      10.751%, 12/15/05................  $ 4,000  $  3,820,000
    Diamond Holdings Co. PLC
      9.125%, 02/01/08.................    1,875     1,753,125
    Echostar DBS Corp.
      9.375%, 02/01/09.................    3,925     3,826,875
    NTL, Inc. Cl-B [STEP]
      10.408%, 02/01/06................    5,100     4,717,499
    Pegasus Communications Corp. Cl-B
      9.625%, 10/15/05.................    1,725     1,673,250
      9.75%, 12/01/06..................    1,500     1,455,000
    Rogers Cablesystems of America,
      Inc.
      11.00%, 12/01/15.................      750       806,250
    TeleWest Communications PLC
      11.25%, 11/01/08.................      525       535,500
      9.25%, 04/15/09 [STEP]...........    3,450     1,880,250
    United Pan-Europe Communication
      Corp. [STEP]
      13.221%, 04/15/08................    3,125     1,546,875
      12.475%, 08/01/09................    7,400     3,663,000
                                                  ------------
                                                    41,551,075
                                                  ------------
CHEMICALS -- 3.9%
    Foamex Capital Corp.
      13.50%, 08/15/05.................      500       430,000
    General Chemical Industry Products,
      Inc.
      10.625%, 05/01/09................    2,000     1,750,000
    Georgia Gulf Corp.
      10.375%, 11/01/07................      950       988,000
    Huntsman Corp. 144A
      9.50%, 07/01/07..................    3,125     2,828,125
    Huntsman ICI Chemicals Corp.
      10.125%, 07/01/09................    1,200     1,212,000
    Lyondell Chemical Co.
      10.875%, 05/01/09................    6,500     6,467,500
    Polymer Group, Inc. Cl-B
      9.00%, 07/01/07..................    3,475     2,971,125
      8.75%, 03/01/08..................    2,450     2,070,250
    Sterling Chemicals Holdings, Inc.
      [STEP]
      11.077%, 08/15/08................    2,150       806,250
    Sterling Chemicals, Inc.
      11.75%, 08/15/06.................      950       783,750
    Texas Petrochemical Corp.
      11.125%, 07/01/06................    1,725     1,474,875
    United Industries Corp. Cl-B
      9.875%, 04/01/09.................    1,700     1,028,500
                                                  ------------
                                                    22,810,375
                                                  ------------
CLOTHING & APPAREL -- 0.6%
    Boyds Collection Ltd.
      9.00%, 05/15/08..................      717       630,960
    Dyersburg Corp. Cl-B
      9.75%, 09/01/07..................    1,725       181,125
    GFSI, Inc. Cl-B
      9.625%, 03/01/07.................    2,425     1,758,125

                                           PAR
                                          (000)      VALUE
                                          -----      -----

    Pillowtex Corp.
      10.00%, 11/15/06.................  $ 1,600  $    584,000
    Pillowtex Corp. Cl-B
      9.00%, 12/15/07..................    1,825       647,875
                                                  ------------
                                                     3,802,085
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.6%
    Exodus Communications, Inc. 144A
      11.625%, 07/15/10................    2,000     2,020,000
    Verio, Inc.
      10.625%, 11/15/09................    1,700     1,878,500
                                                  ------------
                                                     3,898,500
                                                  ------------
CONGLOMERATES -- 0.5%
    Eagle-Picher Industries, Inc.
      9.375%, 03/01/08.................    3,350     2,847,500
                                                  ------------
CONSTRUCTION -- 0.7%
    Formica Corp.
      10.875%, 03/01/09................    1,800     1,395,000
    MMI Products, Inc. Cl-B
      11.25%, 04/15/07.................    3,100     3,053,500
                                                  ------------
                                                     4,448,500
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 4.2%
    Albecca, Inc.
      10.75%, 08/15/08.................    4,000     3,380,000
    American Safety Razor Co.
      9.875%, 08/01/05.................    1,000       965,000
    Amscan Holdings, Inc.
      9.875%, 12/15/07.................    1,800     1,485,000
    Cabot Safety Corp.
      12.50%, 07/15/05.................    2,500     2,512,500
    Chattem, Inc. Cl-B
      8.875%, 04/01/08.................    2,500     2,012,500
    Collins & Aikman Floor Coverings
      Corp.
      10.00%, 01/15/07.................    1,400     1,365,000
    Collins & Aikman Products Corp.
      11.50%, 04/15/06.................    1,000       962,500
    Diamond Brands Operating, Inc.
      [STEP]
      12.83%, 04/15/09.................    1,500       142,500
    Glenoit Corp.++
      11.00%, 04/15/07.................    2,000       290,000
    Jostens, Inc. 144A
      12.75%, 05/01/10.................    1,800     1,791,000
    NBTY, Inc. Cl-B
      8.625%, 09/15/07.................    2,350     2,056,250
    Revlon Consumer Products Corp.
      8.125%, 02/01/06.................    2,000     1,450,000
      8.625%, 02/01/08.................    5,000     2,550,000
    Scotts Co. 144A
      8.625%, 01/15/09.................    1,000       955,000

AST FEDERATED HIGH YIELD PORTFOLIO
- -----------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----

    Sleepmaster, Inc.
      11.00%, 05/15/09.................  $ 1,100  $  1,039,500
    Volume Services America, Inc.
      11.25%, 03/01/09.................    2,200     2,024,000
                                                  ------------
                                                    24,980,750
                                                  ------------
CONTAINERS & PACKAGING -- 1.6%
    Container Corp. of America
      11.25%, 05/01/04.................      250       255,000
    Huntsman Packaging Corp. 144A
      13.00%, 06/01/10.................    1,000     1,030,000
    Owens-Illinois, Inc.
      7.15%, 05/15/05..................    2,000     1,831,619
      8.10%, 05/15/07..................    1,000       939,840
      7.35%, 05/15/08..................    1,050       930,605
    Russell Stanley Holdings, Inc.
      10.875%, 02/15/09................    1,950     1,335,750
    Stone Container Corp.
      12.25%, 04/01/02.................      125       127,188
      11.50%, 10/01/04.................    1,350     1,404,000
      12.58%, 08/01/16 [VR]............    1,550     1,604,250
                                                  ------------
                                                     9,458,252
                                                  ------------
DIVERSIFIED -- 0.2%
    Blount International, Inc.
      13.00%, 08/01/09.................      950       973,750
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.2%
    Amphenol Corp.
      9.875%, 05/15/07.................    1,400     1,421,000
    Electronic Retailing Systems, Inc.
      [STEP]
      13.25%, 02/01/04.................      875       185,938
    Flextronics International Ltd. 144A
      9.875%, 07/01/10.................    1,050     1,068,375
    SCG Holdings Corp.
      12.00%, 08/01/09.................      845       908,375
    WESCO Distribution, Inc. Cl-B
      9.125%, 06/01/08.................    4,200     3,864,000
                                                  ------------
                                                     7,447,688
                                                  ------------
ENTERTAINMENT & LEISURE -- 2.7%
    AMF Group, Inc. [STEP]
      9.822%, 03/15/06.................    3,462       709,710
    Florida Panthers Holdings, Inc.
      9.875%, 04/15/09.................    3,925     3,699,313
    Premier Parks, Inc.
      9.25%, 04/01/06..................    2,275     2,166,938
      9.75%, 06/15/07..................    2,600     2,522,000
      9.724%, 04/01/08 [STEP]..........    6,250     4,296,874
    Regal Cinemas, Inc.
      9.50%, 06/01/08..................    5,125     1,255,625
    True Temper Sports, Inc.
      10.875%, 12/01/08................    1,875     1,846,875
                                                  ------------
                                                    16,497,335
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----

ENVIRONMENTAL SERVICES -- 2.4%
    Allied Waste North America Co.
      10.00%, 08/01/09.................  $17,450  $ 14,658,000
                                                  ------------
EQUIPMENT SERVICES -- 0.2%
    Coinmach Corp. Cl-D
      11.75%, 11/15/05.................    1,100     1,061,500
                                                  ------------
FARMING & AGRICULTURE -- 0.1%
    Royster-Clark, Inc.
      10.25%, 04/01/09.................    1,100       896,500
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.4%
    GS Escrow Corp.
      7.125%, 08/01/05.................    7,925     7,061,017
    RBF Finance Co.
      11.00%, 03/15/06.................      500       540,000
      11.375%, 03/15/09................    1,050     1,139,250
                                                  ------------
                                                     8,740,267
                                                  ------------
FINANCIAL SERVICES -- 0.3%
    Unifrax Investment Corp.
      10.50%, 11/01/03.................    2,125     1,986,875
                                                  ------------
FOOD -- 1.6%
    Agrilink Foods, Inc.
      11.875%, 11/01/08................    3,700     2,978,499
    Del Monte Foods Co. [STEP]
      12.139%, 12/15/07................    1,100       838,750
    Dominos, Inc. Cl-B
      10.375%, 01/15/09................    2,000     1,865,000
    Eagle Family Foods, Inc. Cl-B
      8.75%, 01/15/08..................    2,200     1,309,000
    International Home Foods, Inc.
      10.375%, 11/01/06................    2,600     2,795,000
    Jitney-Jungle Stores, Inc.
      10.375%, 09/15/07................    2,725        34,063
    Nebco Evans Holding Co. [STEP]
      11.645%, 07/15/07................    1,250         7,813
                                                  ------------
                                                     9,828,125
                                                  ------------
FURNITURE -- 0.2%
    Sealy Mattress Co. Cl-B
      9.875%, 12/15/07.................      775       751,750
      10.875%, 12/15/07 [STEP].........    1,000       725,000
                                                  ------------
                                                     1,476,750
                                                  ------------
HEALTHCARE SERVICES -- 3.7%
    Everest Healthcare Services, Inc.
      9.75%, 05/01/08..................    1,575     1,330,875
    Genesis Health Ventures, Inc.
      9.25%, 10/01/06..................    1,000        95,000
      9.875%, 01/15/09.................    1,450       181,250
    HCA-The Healthcare Co.
      6.91%, 06/15/05..................    2,950     2,697,893

AST FEDERATED HIGH YIELD PORTFOLIO
- ------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----

    Hudson Respiratory Care, Inc.
      9.125%, 04/15/08.................  $   850  $    599,250
    Tenet Healthcare Corp.
      8.00%, 01/15/05..................    4,000     3,870,000
      8.625%, 01/15/07.................    3,500     3,368,750
      8.125%, 12/01/08.................    5,000     4,625,000
      9.25%, 09/01/10 144A.............    5,750     5,821,875
                                                  ------------
                                                    22,589,893
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.5%
    Continental Global Group, Inc. Cl-B
      11.00%, 04/01/07.................    2,100       556,500
    Hexcel Corp.
      9.75%, 01/15/09..................      750       686,250
    URS Corp. Cl-B 144A
      12.25%, 05/01/09.................    1,775     1,801,625
                                                  ------------
                                                     3,044,375
                                                  ------------
INTERNET SERVICES -- 2.4%
    Call-Net Enterprises, Inc. [STEP]
      8.522%, 08/15/07.................    4,100     1,962,670
      9.573%, 08/15/08.................    3,800     1,497,846
      10.826%, 05/15/09................    4,800     1,848,000
    Northpoint Communications Group,
      Inc. 144A
      12.875%, 02/15/10................    2,500     1,812,500
    PSINet, Inc.
      11.50%, 11/01/08.................      800       764,000
      11.00%, 08/01/09.................    3,000     2,820,000
    PSINet, Inc. Cl-B
      10.00%, 02/15/05.................    2,500     2,325,000
    Rhythms Netconnections 144A
      14.00%, 02/15/10.................    1,500     1,087,500
    Verio, Inc.
      11.25%, 12/01/08.................      575       641,125
                                                  ------------
                                                    14,758,641
                                                  ------------
MACHINERY & EQUIPMENT -- 2.4%
    Clark Materials Handling Corp.
      Cl-D++
      10.75%, 11/15/06.................    2,625       406,875
    Columbus McKinnon Corp.
      8.50%, 04/01/08..................    1,000       885,000
    National Equipment Services, Inc.
      Cl-B
      10.00%, 11/30/04.................      975       814,125
    National Equipment Services, Inc.
      Cl-D
      10.00%, 11/30/04.................    2,250     1,878,750
    NationsRent, Inc.
      10.375%, 12/15/08................    3,100     1,999,500
    Tekni-Plex, Inc. 144A
      12.75%, 06/15/10.................    1,400     1,403,500
    United Rentals, Inc.
      9.25%, 01/15/09..................    3,600     3,258,000

                                           PAR
                                          (000)      VALUE
                                          -----      -----

    United Rentals, Inc. Cl-B
      9.00%, 04/01/09..................  $ 2,750  $  2,447,500
    Woods Equipment Co.
      12.00%, 07/15/09.................    1,375     1,161,875
                                                  ------------
                                                    14,255,125
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.6%
    CONMED Corp.
      9.00%, 03/15/08..................    2,975     2,737,000
    Dade International, Inc. Cl-B
      11.125%, 05/01/06................    2,575     1,454,875
    Fisher Scientific International,
      Inc.
      9.00%, 02/01/08..................    2,975     2,774,188
      9.00%, 02/01/08..................    4,200     3,916,500
    Hanger Orthopedic Group, Inc.
      11.25%, 06/15/09.................    1,775     1,553,125
    Kinetic Concepts, Inc. Cl-B
      9.625%, 11/01/07.................    4,050     3,017,250
                                                  ------------
                                                    15,452,938
                                                  ------------
METALS & MINING -- 1.1%
    AEI Resources, Inc. 144A
      10.50%, 12/15/05.................    2,800       574,000
      11.50%, 12/15/06.................    3,375       354,375
    Euramax International PLC
      11.25%, 10/01/06.................    1,825     1,742,875
    Murrin Murrin Holdings Pty. Ltd.
      9.375%, 08/31/07.................      650       572,000
    Neenah Corp. Cl-B
      11.125%, 05/01/07................    1,725     1,328,250
    Neenah Corp. Cl-F
      11.125%, 05/01/07................    1,450     1,116,500
    Republic Technologies, Inc.
      13.75%, 07/15/09.................    1,700       221,000
    Ryerson Tull, Inc.
      9.125%, 07/15/06.................      900       859,347
                                                  ------------
                                                     6,768,347
                                                  ------------
OFFICE EQUIPMENT -- 0.4%
    Buhrmann U.S., Inc.
      12.25%, 11/01/09.................    2,425     2,534,125
                                                  ------------
OIL & GAS -- 1.9%
    Continental Resources, Inc.
      10.25%, 08/01/08.................    3,075     2,767,500
    DI Industries, Inc.
      8.875%, 07/01/07.................      975       931,125
    Pogo Producing Co. Cl-B
      10.375%, 02/15/09................    2,100     2,152,500
    R&B Falcon Corp.
      12.25%, 03/15/06.................    3,050     3,370,250

AST FEDERATED HIGH YIELD PORTFOLIO
- ------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----

    R&B Falcon Corp. Cl-B
      6.75%, 04/15/05..................  $ 1,600  $  1,448,000
    Triton Energy Ltd.
      9.25%, 04/15/05..................      850       845,750
                                                  ------------
                                                    11,515,125
                                                  ------------
PRINTING & PUBLISHING -- 0.5%
    Garden State Newspapers, Inc. Cl-B
      8.75%, 10/01/09..................    2,575     2,356,125
    K-III Communications Corp.
      8.50%, 02/01/06..................    1,000       960,000
                                                  ------------
                                                     3,316,125
                                                  ------------
RAILROADS -- 0.3%
    Railworks Corp.
      11.50%, 04/15/09.................    1,600     1,544,000
                                                  ------------
REAL ESTATE -- 1.5%
    HMH Properties, Inc. Cl-A
      7.875%, 08/01/05.................      400       370,000
    HMH Properties, Inc. Cl-B
      7.875%, 08/01/08.................    6,000     5,422,500
    HMH Properties, Inc. Cl-C
      8.45%, 12/01/08..................    3,250     3,006,250
                                                  ------------
                                                     8,798,750
                                                  ------------
RESTAURANTS -- 0.4%
    Advantica Restaurant Group, Inc.
      11.25%, 01/15/08.................    1,750     1,163,750
    Carrols Corp.
      9.50%, 12/01/08..................    1,800     1,503,000
                                                  ------------
                                                     2,666,750
                                                  ------------
RETAIL & MERCHANDISING -- 0.1%
    Community Distributors, Inc. Cl-B
      10.25%, 10/15/04.................    1,000       795,000
                                                  ------------
SEMICONDUCTORS -- 0.5%
    Fairchild Semiconductor Corp.
      10.375%, 10/01/07 144A...........    1,500     1,522,500
      10.75%, 04/15/09.................    2,100     1,417,500
                                                  ------------
                                                     2,940,000
                                                  ------------
TELECOMMUNICATIONS -- 21.8%
    Arch Communications, Inc.
      12.75%, 07/01/07.................    1,400     1,127,000
    Centennial Cellular Corp.
      10.75%, 12/15/08.................    2,250     2,261,250
    Crown Castle International Corp.
      10.524%, 05/15/11 [STEP].........    7,875     4,843,125
      10.75%, 08/01/11.................    1,100     1,122,000
      11.07%, 08/01/11 [STEP]..........    1,500       937,500
    Dolphin Telecom PLC [STEP]
      14.00%, 05/15/09.................    3,200     1,136,000
    Global Crossing Holdings Ltd.
      9.50%, 11/15/09..................    8,900     8,588,499

                                           PAR
                                          (000)      VALUE
                                          -----      -----

    Hermes Europe Railtel BV, Inc.
      11.50%, 08/15/07.................  $ 3,975  $  3,498,000
      10.375%, 01/15/09................    1,825     1,523,875
    Intermedia Communications, Inc.
      Cl-B [STEP]
      10.458%, 07/15/07................    1,050       834,750
    Lenfest Communications, Inc.
      8.25%, 02/15/08..................    2,275     2,253,774
    Level 3 Communications, Inc.
      9.125%, 05/01/08.................    6,300     5,685,750
      11.004%, 12/01/08 [STEP].........    9,575     5,745,000
    McLeodUSA, Inc.
      9.732%, 03/01/07 [STEP]..........    6,175     5,125,250
      9.25%, 07/15/07..................    1,300     1,261,000
      8.375%, 03/15/08.................    1,250     1,150,000
    Metricom, Inc.
      13.00%, 02/15/10.................      700       472,500
    MetroMedia Fiber Network, Inc.
      10.00%, 12/15/09.................    2,725     2,684,125
    Millicom International Cellular SA
      [STEP]
      11.76%, 06/01/06.................    5,375     4,595,625
    Nextel Communications, Inc.
      10.213%, 02/15/08 [STEP].........    6,500     4,793,750
      9.375%, 11/15/09.................    8,050     7,768,249
    Nextel International, Inc. [STEP]
      12.125%, 04/15/08................    1,750     1,149,278
    Nextel Partners, Inc. [STEP]
      6.885%, 02/01/09.................    1,235       864,500
    NEXTLINK Communications, Inc.
      9.00%, 03/15/08..................    1,575     1,452,938
      10.039%, 04/15/08 [STEP].........    3,000     1,890,000
      10.75%, 06/01/09.................    2,750     2,729,375
      12.20%, 06/01/09 [STEP]..........   10,800     6,750,000
    NTL, Inc. Cl-B [STEP]
      9.316%, 04/01/08.................    7,825     4,929,750
      10.822%, 10/01/08................      550       357,500
    Orius Capital Corp. 144A
      12.75%, 02/01/10.................    1,675     1,733,625
    Pegasus Media & Communications,
      Inc.
      12.50%, 07/01/05.................      975     1,018,875
    Qwest Communications International,
      Inc. [STEP]
      8.54%, 10/15/07..................    3,875     3,158,125
    Qwest Communications International,
      Inc. Cl-B [STEP]
      8.29%, 02/01/08..................    2,250     1,738,125
    RCN Corp. [STEP]
      11.939%, 10/15/07................      950       584,250
      12.606%, 07/01/08................    1,100       599,500
    RCN Corp. Cl-B [STEP]
      12.361%, 02/15/08................    1,700       926,500
    Rogers Cantel, Inc.
      8.80%, 10/01/07..................    4,000     4,000,000
    SpectraSite Holdings, Inc. [STEP]
      144A
      12.875%, 03/15/10................    2,500     1,387,500

AST FEDERATED HIGH YIELD PORTFOLIO
- ------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----

    Telecommunications Techniques Co.
      9.75%, 05/15/08..................  $ 5,825  $  5,388,125
    Telesystem International Wireless,
      Inc. Cl-B [STEP]
      12.656%, 06/30/07................    5,325     3,754,125
      10.50%, 11/01/07.................      800       484,000
    Tritel PCS, Inc. [STEP]
      11.607%, 05/15/09................    1,000       665,000
    Triton PCS Holdings, Inc. [STEP]
      11.291%, 05/01/08................    4,850     3,564,750
    U.S. Unwired, Inc. [STEP]
      13.288%, 11/01/09................    1,825     1,012,875
    US Xchange LLC++
      15.00%, 07/01/08.................    1,625     1,775,313
    USA Mobile Communications Holdings,
      Inc.
      9.50%, 02/01/04..................      650       484,250
    Viatel, Inc.
      11.25%, 04/15/08.................    2,525     1,906,375
      12.374%, 04/15/08 [STEP].........    2,250     1,046,250
      11.50%, 03/15/09.................    1,250       956,250
    Voicestream Wireless Holdings
      10.375%, 11/15/09................    1,600     1,672,000
      11.732%, 11/15/09................    5,625     3,796,875
    Williams Communications Group, Inc.
      10.875%, 10/01/09................    1,900     1,862,000
                                                  ------------
                                                   131,045,051
                                                  ------------
TRANSPORTATION -- 1.8%
    Allied Holdings, Inc. Cl-B
      8.625%, 10/01/07.................      400       356,000
    Ameritruck Distribution Corp.
      Cl-B++
      12.25%, 11/15/05.................    1,950           195
    Gearbulk Holding Ltd.
      11.25%, 12/01/04.................    2,400     2,430,000
    Holt Group, Inc.
      9.75%, 01/15/06..................    1,350       141,750
    Motor Coach Industries, Inc.
      11.25%, 05/01/09.................    2,100     1,837,500
    Stena AB
      10.50%, 12/15/05.................    3,275     3,225,875
      8.75%, 06/15/07..................    2,775     2,442,000
    Stena Line AB
      10.625%, 06/01/08................    1,250       737,500
                                                  ------------
                                                    11,170,820
                                                  ------------
UTILITIES -- 0.3%
    CMS Energy Corp.
      7.50%, 01/15/09..................    1,100       986,084
    El Paso Electric Co. Cl-E
      9.40%, 05/01/11..................      175       184,541
    International Utility Structures,
      Inc.
      10.75%, 02/01/08.................      925       763,125
                                                  ------------
                                                     1,933,750
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $604,092,306)..................            515,098,043
                                                  ------------

                                         SHARES      VALUE
                                         ------      -----

PREFERRED STOCK -- 3.3%
BROADCASTING -- 0.5%
    Benedek Communications Corp.
      11.50% [PIK].....................    1,600  $  1,048,000
    Sinclair Capital Cl-A
      11.625%..........................   22,500     2,126,250
                                                  ------------
                                                     3,174,250
                                                  ------------
FINANCIAL SERVICES -- 0.1%
    California Federal Capital Corp.
      Cl-A
      9.125% [PIK].....................   30,000       656,250
                                                  ------------
FOOD -- 0.0%
    Nebco Evans Holding Co.
      11.25% [PIK].....................    8,483         5,302
                                                  ------------
HEALTHCARE SERVICES -- 0.1%
    River Holding Corp. Cl-B
      11.50% [PIK].....................    6,266       441,753
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.0%
    International Utility Structures,
      Inc.
      $13.00 [PIK] 144A................      125       106,875
    International Utility Structures,
      Inc.
      13.00% [PIK] 144A................       34         2,805
                                                  ------------
                                                       109,680
                                                  ------------
MACHINERY & EQUIPMENT -- 0.1%
    Fairfield Manufacturing Co., Inc.
      11.25%...........................      650       555,750
                                                  ------------
OIL & GAS -- 0.3%
    R&B Falcon Corp.
      13.875% [PIK]....................    1,532     1,753,678
                                                  ------------
PRINTING & PUBLISHING -- 1.2%
    Primedia, Inc. Cl-D
      10.00%...........................   23,750     2,303,750
    Primedia, Inc. Cl-F
      9.20%............................   15,000     1,372,500
    Primedia, Inc. Cl-H
      8.625%...........................   43,100     3,685,049
                                                  ------------
                                                     7,361,299
                                                  ------------
TELECOMMUNICATIONS -- 1.0%
    AMFM Operating, Inc.
      12.625% [PIK]....................  967,500     1,117,463
    Nextel Communications, Inc.
      13.00% [PIK].....................    1,200     1,284,000
    Nextel Communications, Inc.
      Cl-E 11.125% [PIK]...............      956       927,320
    Pegasus Communications Corp. Cl-A
      12.75% [PIK].....................    2,758     2,785,658
                                                  ------------
                                                     6,114,441
                                                  ------------
TOTAL PREFERRED STOCK
  (Cost $21,712,832)...................             20,172,403
                                                  ------------

AST FEDERATED HIGH YIELD PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         ------      -----

COMMON STOCK -- 0.1%
BROADCASTING -- 0.0%
    Australis Holdings Warrants
      144A*............................    1,000  $         10
                                                  ------------
CHEMICALS -- 0.0%
    Sterling Chemicals Holdings, Inc.
      Warrants*........................    1,075         9,406
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%
    Electronic Retailing Systems, Inc.
      Warrants 144A*...................      875           875
                                                  ------------
METALS & MINING -- 0.0%
    Bar Technologies, Inc. Warrants
      144A*............................      300             0
    Republic Technologies Warrants*....    1,700             0
    Royal Oak Mines, Inc.++*...........   66,164             0
                                                  ------------
OIL & GAS -- 0.1%
    R&B Falcon Corp. Warrants 144A*....      750       374,250
                                                  ------------
PRINTING & PUBLISHING -- 0.0%
    MediaNews Group, Inc.*.............    1,000       150,000
                                                  ------------
TELECOMMUNICATIONS -- 0.0%
    Metricom, Inc. Warrants*...........    1,350         2,734
    MetroNet Communications Corp.
      Warrants 144A*...................    1,525       167,750
    Sullivan Broadcasting Holdings,
      Inc.*............................    2,400             0
    UIH Australia Warrants*............    3,100        93,000
    Wireless One, Inc. Warrants*.......    1,500            15
                                                  ------------
                                                       263,499
                                                  ------------
TOTAL COMMON STOCK
  (Cost $239,288)......................                798,040
                                                  ------------

                                           PAR
                                          (000)
                                          -----

REPURCHASE AGREEMENTS -- 9.9%
  Greenwich Capital Markets, Inc.
    6.25% dated 06/30/00, maturing
    07/03/00, repurchase price
    $59,895,179 (Collateralized by U.S.
    Treasury Notes, par value
    $61,548,000, market value
    $61,024,365 due 11/15/04)
  (Cost $59,864,000)...................  $59,864  $ 59,864,000
                                                  ------------
TOTAL INVESTMENTS -- 98.6%
  (Cost $685,908,426)..................            595,932,486
OTHER ASSETS LESS
  LIABILITIES -- 1.4%..................              8,677,573
                                                  ------------
NET ASSETS -- 100.0%...................           $604,610,059
                                                  ============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

++ Illiquid security. At the end of the period, these securities amounted to
   0.4% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 6.0% of net assets.

See Notes to Financial Statements.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

COMMON STOCK -- 46.4%
ADVERTISING -- 0.1%
    Omnicom Group, Inc. .............       3,800   $    338,438
                                                    ------------
AEROSPACE -- 0.3%
    Boeing Co. ......................      10,768        450,237
    General Dynamics Corp. ..........       2,500        130,625
    General Motors Corp. Cl-H*.......         660         57,915
    Honeywell International, Inc. ...      10,012        337,279
    Litton Industries, Inc.*.........       1,700         71,400
    Lockheed Martin Corp. ...........       5,600        138,950
    Northrop Grumman Corp. ..........       1,500         99,375
    Primex Technologies, Inc. .......         840         18,480
    Raytheon Co. Cl-B*...............       4,000         77,000
                                                    ------------
                                                       1,381,261
                                                    ------------
AIRLINES -- 0.1%
    Alaska Air Group, Inc.*..........       2,700         73,238
    AMR Corp.*.......................       2,400         63,450
    Delta Air Lines, Inc. ...........       2,000        101,125
    Southwest Airlines Co. ..........      10,025        189,848
                                                    ------------
                                                         427,661
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
    Ford Motor Co. ..................      16,000        688,000
    General Motors Corp. ............       8,080        469,145
    Honda Motor Co. Ltd. [ADR].......       3,700        254,375
                                                    ------------
                                                       1,411,520
                                                    ------------
AUTOMOTIVE PARTS -- 0.2%
    Arvin Industries, Inc. ..........       1,800         31,275
    Dana Corp. ......................       2,880         61,020
    Delphi Automotive Systems
      Corp. .........................       6,919        101,623
    Eaton Corp. .....................       1,600        107,199
    Federal-Mogul Corp. .............       2,600         24,863
    Genuine Parts Co. ...............       4,050         81,000
    Goodyear Tire & Rubber Co. ......       2,400         48,000
    Lear Corp.*......................       3,700         74,000
    Mark IV Industries, Inc. ........       4,300         89,763
    Superior Industries
      International, Inc. ...........       2,500         64,375
    TRW, Inc. .......................       1,400         60,725
    Visteon Corp.*...................       2,095         25,401
                                                    ------------
                                                         769,244
                                                    ------------
BEVERAGES -- 0.8%
    Anheuser-Busch Companies,
      Inc. ..........................       7,500        560,156
    Cadbury Schweppes PLC [ADR]......       4,246        111,458
    Coca-Cola Co. ...................      29,400      1,688,662
    Coca-Cola Enterprises, Inc. .....       7,000        114,188
    Compania Cervecerias Unidas SA
      [ADR]..........................       3,900         88,481
    PepsiCo, Inc. ...................      18,000        799,875
    Whitman Corp. ...................       4,900         60,638
                                                    ------------
                                                       3,423,458
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----

BROADCASTING -- 0.2%
    Chris-Craft Industries, Inc.*....       1,462   $     96,583
    Clear Channel Communications,
      Inc.*..........................       4,000        300,000
    Hispanic Broadcasting Corp.*.....       3,800        125,875
    News Corp. Ltd. .................       5,400        294,300
                                                    ------------
                                                         816,758
                                                    ------------
BUILDING MATERIALS -- 0.2%
    Armstrong Holdings, Inc. ........         800         12,250
    Clayton Homes, Inc. .............       6,450         51,600
    Fastenal Co. ....................       2,100        106,313
    Martin Marietta Materials
      Corp. .........................       2,800        113,225
    Masco Corp. .....................       7,200        130,049
    Modine Manufacturing Co. ........       1,100         29,700
    USG Corp. .......................       1,800         54,675
    Vulcan Materials Co. ............       3,000        128,063
    York International Corp. ........       2,000         52,250
                                                    ------------
                                                         678,125
                                                    ------------
BUSINESS SERVICES -- 0.3%
    Adecco SA [ADR]*.................         141         14,964
    Avery Dennison Corp. ............       2,500        167,813
    Comdisco, Inc. ..................       5,700        127,181
    Convergys Corp.*.................       4,300        223,063
    Equifax, Inc. ...................       2,000         52,625
    First Data Corp. ................       7,200        357,299
    Manpower, Inc. ..................       3,800        121,600
    Navigant International, Inc.*....         215          2,069
    Nova Corp. ......................       3,100         86,606
    Parametric Technology Corp.*.....       5,000         55,000
    Quintiles Transnational Corp.*...       4,300         60,738
    Robert Half International,
      Inc.*..........................       7,700        219,450
                                                    ------------
                                                       1,488,408
                                                    ------------
CAPITAL GOODS -- 0.0%
    Harsco Corp. ....................       2,600         66,300
                                                    ------------
CHEMICALS -- 0.5%
    AKZO Nobel NV [ADR]..............         100          4,206
    Arch Chemicals, Inc. ............       1,050         22,969
    Cabot Corp. .....................       4,100        111,725
    Crompton Corp. ..................       9,451        115,775
    Dexter Corp. ....................       1,500         72,000
    Dow Chemical Co. ................       9,000        271,687
    DuPont, (E.I.) de Nemours &
      Co. ...........................      15,059        658,830
    FMC Corp.*.......................       1,600         92,800
    Grace, (W.R.) & Co.*.............       2,000         24,250
    Great Lakes Chemical Corp. ......       2,500         78,750
    Hanna, (M.A.) Co. ...............       3,400         30,600
    IMC Global, Inc. ................       6,000         78,000
    Imperial Chemical Industries
      PLC............................       3,000         92,438
    Lubrizol Corp. ..................       3,100         65,100
    Olin Corp. ......................       3,600         59,400
    Omnova Solutions, Inc. ..........       2,800         17,500
    PPG Industries, Inc. ............       3,000        132,938
    Rohm & Haas Co. .................       2,459         84,836
    Schulman, (A.), Inc. ............       3,000         36,188
    Solutia, Inc. ...................       5,560         76,450
                                                    ------------
                                                       2,126,442
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

CLOTHING & APPAREL -- 0.2%
    Abercrombie & Fitch Co. Cl-A*....       3,600   $     43,875
    AnnTaylor Stores Corp.*..........       1,600         53,000
    Cintas Corp. ....................       5,400        198,113
    Jones Apparel Group, Inc.*.......       5,200        122,200
    Nike, Inc. Cl-B..................       5,500        218,968
    Payless ShoeSource, Inc.*........       1,181         61,633
    Ross Stores, Inc. ...............       5,200         88,725
    Springs Industries, Inc. Cl-A....       2,100         67,594
    Unifi, Inc.*.....................       4,800         59,400
                                                    ------------
                                                         913,508
                                                    ------------
COMPUTER HARDWARE -- 2.0%
    Compaq Computer Corp. ...........      23,368        597,345
    Dell Computer Corp.*.............      38,000      1,873,875
    EMC Corp.*.......................      26,000      2,000,375
    Hewlett-Packard Co. .............      12,000      1,498,500
    International Business Machines
      Corp. .........................      24,000      2,629,499
    Quantum Corp. - DLT & Storage
      Systems*.......................       6,500         62,969
    Quantum Corp. - Hard Disk
      Drive*.........................       2,650         29,316
    Seagate Technology, Inc.*........       4,500        247,500
    Storage Technology Corp.*........       3,700         40,469
                                                    ------------
                                                       8,979,848
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 5.2%
    Adobe Systems, Inc. .............       1,200        156,000
    Automatic Data Processing,
      Inc. ..........................       7,500        401,719
    Aztec Technology Partners,
      Inc.*..........................         430            934
    BMC Software, Inc.*..............       6,200        226,203
    Cadence Design Systems, Inc.*....       9,500        193,563
    Ceridian Corp.*..................       5,200        125,125
    Cisco Systems, Inc.*.............      84,000      5,339,249
    Citrix Systems, Inc.*............       6,200        117,413
    Computer Associates
      International, Inc. ...........       7,362        376,842
    Computer Sciences Corp.*.........       2,000        149,375
    Compuware Corp.*.................      11,400        118,275
    DST Systems, Inc.*...............         900         68,513
    Electronic Arts, Inc.*...........       2,800        204,225
    Electronic Data Systems Corp. ...       7,500        309,375
    Fiserv, Inc.*....................       4,525        195,706
    Informix Corp.*..................       7,300         54,294
    Intuit, Inc.*....................       7,800        322,725
    Legato Systems, Inc.*............       3,100         46,888
    Microsoft Corp.*.................      63,500      5,079,999
    NCR Corp.*.......................       2,400         93,450
    Networks Associates, Inc.*.......       6,350        129,381
    Novell, Inc.*....................       9,500         87,875
    Oracle Corp.*....................      39,250      3,299,452
    Paychex, Inc. ...................      11,400        478,800
    Policy Management Systems
      Corp.*.........................       1,700         26,138
    Siebel Systems, Inc.*............       7,800      1,275,788
    Structural Dynamics Research
      Corp.*.........................       2,500         37,656
    Sun Microsystems, Inc.*..........      18,800      1,709,625
    SunGard Data Systems, Inc.*......       3,200         99,200

                                         SHARES        VALUE
                                         ------        -----

    Symantec Corp.*..................       3,500   $    188,781
    Synopsys, Inc.*..................       2,300         79,494
    Tech Data Corp.*.................       1,900         82,769
    Veritas Software Corp.*..........      14,400      1,627,425
                                                    ------------
                                                      22,702,257
                                                    ------------
CONGLOMERATES -- 1.0%
    Berkshire Hathaway, Inc. Cl-B*...         136        239,360
    Corning, Inc. ...................       5,200      1,403,350
    Minnesota Mining & Manufacturing
      Co. ...........................       5,300        437,250
    Ogden Corp. .....................       2,500         22,500
    Philip Morris Companies, Inc. ...      29,300        778,281
    Textron, Inc. ...................       1,500         81,469
    Tyco International Ltd. .........      20,800        985,400
    United Technologies Corp. .......       8,427        496,140
    Viad Corp. ......................       4,500        122,625
                                                    ------------
                                                       4,566,375
                                                    ------------
CONSTRUCTION -- 0.0%
    Granite Construction, Inc. ......       2,650         64,925
    Jacobs Engineering Group,
      Inc.*..........................       2,400         78,450
                                                    ------------
                                                         143,375
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.7%
    ACNielson Corp.*.................       3,100         68,200
    Church and Dwight Co., Inc. .....       2,000         36,000
    Clorox Co. ......................       3,256        145,910
    Colgate-Palmolive Co. ...........       7,500        449,063
    Cross, (A.T.) Co. Cl-A*..........       1,400          6,825
    Dial Corp. ......................       3,600         37,350
    Eastman Kodak Co. ...............       4,200        249,900
    Energizer Holdings, Inc.*........       2,000         36,500
    Fortune Brands, Inc. ............       4,100         94,556
    Gillette Co. ....................      14,000        489,124
    International Flavors &
      Fragrances, Inc. ..............       2,000         60,375
    Keane, Inc.*.....................       2,600         56,225
    Lancaster Colony Corp. ..........       1,550         29,741
    National Presto Industries,
      Inc. ..........................         800         24,600
    Pittston Brink's Group...........       1,300         17,794
    Procter & Gamble Co. ............      16,000        915,999
    RJ Reynolds Tobacco Holdings.....       4,200        117,338
    Shaw Industries, Inc. ...........       5,100         63,750
    Sotheby's Holdings, Inc. Cl-A....       3,400         59,500
    Stewart Enterprises, Inc. .......       8,900         31,428
    Universal Corp. .................       1,800         38,025
    WestPoint Stevens, Inc. .........       2,300         25,588
                                                    ------------
                                                       3,053,791
                                                    ------------
CONTAINERS & PACKAGING -- 0.1%
    Bemis Co., Inc. .................       2,700         90,788
    Owens Illinois, Inc.*............       3,700         43,244
    Sealed Air Corp.*................       2,400        125,700
    Sonoco Products Co. .............       3,910         80,399
                                                    ------------
                                                         340,131
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

ELECTRONIC COMPONENTS & EQUIPMENT -- 3.6%
    Agilent Technologies, Inc.*......       4,576   $    337,480
    American Power Conversion
      Corp.*.........................       8,800        359,150
    Analog Devices, Inc.*............      19,266      1,464,215
    Arrow Electronics, Inc.*.........       5,600        173,600
    Comverse Technology, Inc.*.......       4,800        446,400
    Diebold, Inc. ...................       2,700         75,263
    Emerson Electric Co. ............       5,500        332,063
    General Electric Co. ............     120,000      6,119,999
    Hitachi Ltd. [ADR]...............       5,000        720,625
    Hubbell, Inc. Cl-B*..............       2,500         63,750
    Koninklijke (Royal) Philips
      Electronics NV NY Reg. ........       8,752        415,720
    Linear Technology Corp. .........      12,000        767,250
    Molex, Inc. .....................       8,093        389,476
    PerkinElmer, Inc. ...............       3,000        198,375
    Rockwell International Corp. ....       3,000         94,500
    Sanmina Corp.*...................       4,400        376,200
    SCI Systems, Inc.*...............       4,400        172,975
    Solectron Corp.*.................      12,200        510,875
    Symbol Technologies, Inc. .......       4,443        247,420
    Teleflex, Inc. ..................       1,800         66,713
    Teradyne, Inc.*..................       6,200        455,700
    Texas Instruments, Inc. .........      22,000      1,511,124
    TXU Corp. .......................       4,000        118,000
    Varian Medical Systems, Inc.*....       1,900         74,338
    Varian, Inc.*....................       1,900         87,638
                                                    ------------
                                                      15,578,849
                                                    ------------
ENERGY SERVICES -- 0.1%
    Dynegy, Inc. ....................       3,700        252,756
    Halliburton Co. .................       7,700        363,344
                                                    ------------
                                                         616,100
                                                    ------------
ENTERTAINMENT & LEISURE -- 1.1%
    Brunswick Corp. .................       2,000         33,125
    Callaway Golf Co. ...............       2,200         35,888
    Carnival Corp. ..................       7,700        150,150
    Disney, (Walt) Co. ..............      26,592      1,032,102
    Harley-Davidson, Inc. ...........      11,800        454,300
    International Game Technology....       5,900        156,350
    Mandalay Resort Group*...........       5,000        100,000
    Mattel, Inc. ....................       4,100         54,069
    Premier Parks, Inc. .............       3,000         68,250
    Sabre Holdings Corp. ............       1,734         49,419
    Time Warner, Inc. ...............      15,200      1,155,200
    Viacom, Inc. Cl-B*...............      19,765      1,347,725
                                                    ------------
                                                       4,636,578
                                                    ------------
ENVIRONMENTAL SERVICES -- 0.1%
    Allied Waste Industries, Inc.*...       5,400         54,000
    Tetra Tech, Inc.*................       2,343         53,596
    Waste Management, Inc. ..........      12,959        246,221
                                                    ------------
                                                         353,817
                                                    ------------
FINANCIAL-BANK & TRUST -- 1.9%
    Astoria Financial Corp. .........       3,200         82,400
    Australia & New Zealand Banking
      Group Ltd. [ADR]...............       3,600        137,025

                                         SHARES        VALUE
                                         ------        -----

    Banco Bilbao Vizcaya Argentaria
      SA [ADR].......................      36,300   $    535,424
    Banco Bradesco SA [ADR]..........      14,500        126,195
    Banco Frances SA [ADR]...........       5,060        109,423
    Bank of America Corp. ...........      22,360        961,479
    Bank of New York Co., Inc. ......       9,400        437,099
    Bank One Corp. ..................      14,134        375,434
    CCB Financial Corp. .............       2,000         76,500
    Charter One Financial, Inc. .....       6,237        143,451
    Chase Manhattan Corp. ...........      15,018        691,766
    City National Corp. .............       1,800         63,900
    Compass Bancshares, Inc. ........       4,500         76,781
    Dime Bancorp, Inc. ..............       5,100         80,325
    Fifth Third Bancorp..............       4,225        267,231
    First Security Corp. ............       8,287        112,392
    First Tennessee National
      Corp. .........................       5,400         89,438
    First Union Corp. ...............      12,608        312,836
    First Virginia Banks, Inc. ......       2,000         69,625
    Firstar Corp. ...................      16,093        338,959
    GreenPoint Financial Corp. ......       3,000         56,250
    Hibernia Corp. Cl-A..............       5,500         59,813
    Huntington Bancshares, Inc. .....       4,066         64,294
    KeyCorp..........................       7,000        123,375
    Marshall & Ilsley Corp. .........       4,700        195,050
    MBNA Corp. ......................       9,500        257,688
    Mellon Financial Corp. ..........       8,800        320,650
    Mercantile Bankshares Corp. .....       3,300         98,381
    Morgan, (J.P.) & Co., Inc. ......       2,100        231,263
    National City Corp. .............       7,520        128,310
    North Fork Bancorporation,
      Inc. ..........................       4,400         66,550
    Northern Trust Corp. ............       3,000        195,188
    Old Kent Financial Corp. ........       5,182        138,612
    Pacific Century Financial
      Corp. .........................       3,900         58,013
    Regions Financial Corp. .........       2,700         53,663
    Silicon Valley Bancshares*.......       2,800        119,350
    Southtrust Corp. ................       3,200         72,400
    State Street Corp. ..............       2,000        212,125
    Summit Bancorp...................       4,000         98,500
    SunTrust Banks, Inc. ............       3,648        166,668
    TCF Financial Corp. .............       4,700        120,731
    U.S. Bancorp.....................       9,659        185,936
    Uniao de Bancos Brasileiros SA
      [GDR]..........................       3,300         94,875
    Union Planters Corp. ............       2,800         78,225
    Wilmington Trust Corp. ..........       1,900         81,225
    Zions Bancorp....................       2,700        123,905
                                                    ------------
                                                       8,488,723
                                                    ------------
FINANCIAL SERVICES -- 2.4%
    AMBAC Financial Group, Inc. .....       2,400        131,550
    American Express Co. ............      15,300        797,512
    Associates First Capital Corp.
      Cl-A...........................       8,728        194,744
    Bear Stearns Companies, Inc. ....       4,095        170,454
    Block, (H&R), Inc. ..............       2,000         64,750
    Capital One Financial Corp. .....       2,500        111,563
    Citigroup, Inc. .................      43,005      2,591,050
    Concord EFS, Inc.*...............       6,450        167,700
    Dun & Bradstreet Corp. ..........       2,500         71,563

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

    E*TRADE Group, Inc.*.............       9,000   $    148,500
    Edwards, (A.G.), Inc. ...........       3,350        130,650
    Fannie Mae.......................      14,000        730,625
    FINOVA Group, Inc. ..............       2,500         32,500
    Fleet Financial Group, Inc. .....      11,056        375,904
    Franklin Resources, Inc. ........       5,700        173,138
    Freddie Mac......................      10,600        429,300
    Golden West Financial Corp. .....       2,400         97,950
    Grupo Financiero Bancomer [ADR]
      144A*..........................       1,400         14,223
    Household International, Inc. ...       5,600        232,750
    Merrill Lynch & Co., Inc. .......       3,900        448,500
    Morgan Stanley Dean Witter &
      Co. ...........................      14,970      1,246,252
    Paine Webber Group, Inc. ........       5,800        263,900
    PNC Financial Services Group,
      Inc. ..........................       2,820        132,188
    Providian Financial Corp. .......       1,500        135,000
    Schwab, (Charles) Corp. .........      15,075        506,897
    Waddell & Reed Financial, Inc.
      Cl-A...........................         392         12,846
    Waddell & Reed Financial, Inc.
      Cl-B...........................       1,674         48,651
    Washington Mutual, Inc. .........       5,750        166,031
    Wells Fargo & Co. ...............      20,000        775,000
                                                    ------------
                                                      10,401,691
                                                    ------------
FOOD -- 1.0%
    Albertson's, Inc. ...............       6,024        200,298
    Archer Daniels Midland Co. ......      11,887        116,641
    Bestfoods, Inc. .................       3,300        228,525
    Campbell Soup Co. ...............       6,000        174,750
    ConAgra, Inc. ...................       6,900        131,531
    Dean Foods Corp. ................       1,400         44,363
    Diageo PLC [ADR].................       6,547        232,828
    Dole Food Co. ...................       2,800         45,850
    Flowers Industries, Inc. ........       3,000         59,813
    General Mills, Inc. .............       5,000        191,250
    Heinz, (H.J.) Co. ...............       6,250        273,438
    Hershey Foods Corp. .............       2,600        126,588
    Hormel Foods Corp. ..............       6,000        100,875
    IBP, Inc. .......................       4,300         66,381
    Interstate Bakeries Corp. .......       3,000         44,250
    Kellogg Co. .....................       7,000        208,250
    Kroger Co.*......................      16,800        370,649
    Lance, Inc. .....................       3,200         28,800
    McCormick & Co., Inc. ...........       4,100        133,250
    Ralston Purina Group.............       5,000         99,688
    Safeway, Inc.*...................       6,060        273,458
    Sara Lee Corp. ..................      12,400        239,475
    Smucker, (J.M.) Co.*.............       1,600         30,800
    Starbucks Corp.*.................       7,500        286,405
    The Earthgrains Co. .............         592         11,507
    Tyson Foods, Inc. ...............       7,300         63,875
    Unilever NV NY Reg. .............      13,407        576,500
    Universal Foods Corp. ...........       3,700         68,450
    Wrigley, (Wm., Jr.) Co. .........       1,300        104,244
                                                    ------------
                                                       4,532,732
                                                    ------------
FURNITURE -- 0.0%
    Leggett & Platt, Inc. ...........       8,700        143,550
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----

HEALTHCARE SERVICES -- 0.5%
    Amgen, Inc.*.....................      12,500   $    878,124
    Apria Healthcare Group, Inc.*....       7,500         91,875
    Foundation Health Systems,
      Inc.*..........................       6,400         83,200
    Gentiva Health Services, Inc.*...         500          4,063
    HCA - The Healthcare Corp. ......       9,096        276,291
    Health Management Associates,
      Inc. Cl-A*.....................      12,050        157,403
    Healthsouth Corp.*...............       5,500         39,531
    IMS Health, Inc. ................       5,000         90,000
    McKesson HBOC, Inc. .............       2,600         54,438
    Oxford Health Plans, Inc.*.......       1,300         30,956
    PacifiCare Health Systems,
      Inc.*..........................       1,800        108,338
    Quorum Health Group, Inc.*.......       3,600         37,125
    Total Renal Care Holdings,
      Inc.*..........................       2,700         16,200
    United HealthGroup, Inc. ........       4,000        343,000
                                                    ------------
                                                       2,210,544
                                                    ------------
HOTELS & MOTELS -- 0.0%
    Hilton Hotels Corp. .............       2,945         27,609
    Marriott International, Inc.
      Cl-A...........................       3,000        108,188
                                                    ------------
                                                         135,797
                                                    ------------
INSURANCE -- 1.3%
    Aetna, Inc. .....................       2,502        160,597
    AFLAC, Inc. .....................       8,900        408,843
    Allmerica Financial Corp. .......       2,300        120,463
    Allstate Corp. ..................      10,600        235,850
    American Financial Group,
      Inc. ..........................       3,200         79,400
    American General Corp. ..........       3,500        213,500
    American International Group,
      Inc. ..........................      19,020      2,234,849
    Chubb Corp. .....................       3,300        202,950
    CIGNA Corp. .....................       3,900        364,650
    Conseco, Inc. ...................       5,691         55,487
    HSB Group, Inc. .................       1,650         51,356
    Lincoln National Corp. ..........       3,400        122,825
    Loews Corp. .....................       3,000        180,000
    Marsh & McLennan Companies,
      Inc. ..........................       3,500        365,531
    Old Republic International
      Corp. .........................       7,300        120,450
    Progressive Corp. ...............       1,400        103,688
    ReliaStar Financial Corp. .......       3,000        157,313
    Selective Insurance Group,
      Inc. ..........................       3,500         66,500
    The Hartford Financial Services
      Group, Inc. ...................       3,000        167,813
    Torchmark Corp. .................       4,600        113,563
    Transatlantic Holdings, Inc. ....       1,050         87,938
    Unitrin, Inc. ...................       2,800         82,250
    UNUM Corp. ......................       5,777        115,901
                                                    ------------
                                                       5,811,717
                                                    ------------
INTERNET SERVICES -- 0.5%
    America Online, Inc.*............      38,000      2,004,500
                                                    ------------
LUMBER & WOOD PRODUCTS -- 0.0%
    Deltic Timber Corp. .............         342          7,161
    Rayonier, Inc. ..................       1,600         57,400
                                                    ------------
                                                          64,561
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

MACHINERY & EQUIPMENT -- 0.5%
    AGCO Corp. ......................       2,100   $     25,725
    Black & Decker Corp. ............       2,700        106,144
    Caterpillar, Inc. ...............       5,000        169,375
    Danaher Corp. ...................       4,500        222,468
    Deere & Co. .....................       4,000        148,000
    Federal Signal Corp. ............       3,600         61,200
    Flowserve Corp. .................       2,900         43,863
    Gencorp, Inc. ...................       2,800         22,400
    Grant Prideco, Inc.*.............       2,320         58,000
    Illinois Tool Works, Inc. .......       5,339        304,322
    Ingersoll-Rand Co. ..............       2,000         80,500
    Kaydon Corp. ....................       2,200         46,200
    Kennametal, Inc. ................       1,200         25,725
    Nordson Corp. ...................       1,000         50,625
    Pall Corp. ......................       4,000         75,500
    Precision Castparts Corp. .......       1,400         63,350
    Sequa Corp. Cl-A*................       1,200         45,825
    Smith International, Inc.*.......       2,000        145,625
    Tecumseh Products Co. Cl-A.......       1,400         53,463
    Thermo Electron Corp.*...........       6,300        133,088
    Weatherford International,
      Inc.*..........................       2,320         92,365
                                                    ------------
                                                       1,973,763
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Abbott Laboratories..............      18,500        824,406
    Baxter International, Inc. ......       4,000        281,250
    Beckman Coulter, Inc. ...........       2,100        122,588
    Becton Dickinson & Co. ..........       4,000        114,750
    Bergen Brunswig Corp. Cl-A.......       3,800         20,900
    Boston Scientific Corp.*.........       6,000        131,625
    Edwards Lifesciences Corp.*......         960         18,360
    Forest Laboratories, Inc.*.......       3,400        343,400
    Genzyme Corp.*...................       2,100        124,819
    Genzyme Surgical Products*.......         375          3,727
    Genzyme Tissue Repair*...........          63            331
    Guidant Corp.*...................       6,000        297,000
    Hillenbrand Industries, Inc. ....       2,700         84,544
    Johnson & Johnson Co. ...........      18,005      1,834,258
    Medtronic, Inc. .................      15,000        747,188
    STERIS Corp.*....................       4,000         35,500
    Stryker Corp. ...................       6,800        297,500
    Sybron International Corp.*......       3,700         73,306
    VISX, Inc.*......................       2,400         67,350
                                                    ------------
                                                       5,422,802
                                                    ------------
METALS & MINING -- 0.2%
    Alcoa, Inc. .....................      15,600        452,399
    Barrick Gold Corp. ..............       7,000        127,313
    Brush Wellman, Inc. .............       2,400         37,500
    Carpenter Technology Corp. ......       2,200         46,475
    Nucor Corp. .....................       2,800         92,925
    Placer Dome, Inc. ...............       9,900         94,669
                                                    ------------
                                                         851,281
                                                    ------------
OFFICE EQUIPMENT -- 0.2%
    Herman Miller, Inc. .............       3,900        100,913
    Ikon Office Solutions, Inc. .....       6,800         26,350
    Office Depot, Inc.*..............      11,550         72,188

                                         SHARES        VALUE
                                         ------        -----

    Pitney Bowes, Inc. ..............       4,900   $    195,999
    Standard Register Co. ...........       2,700         37,800
    Staples, Inc.*...................       8,325        127,997
    Wallace Computer Service,
      Inc. ..........................       2,900         28,638
    Xerox Corp. .....................      10,400        207,999
                                                    ------------
                                                         797,884
                                                    ------------
OIL & GAS -- 3.2%
    Amerada Hess Corp. ..............       3,500        216,125
    Anadarko Petroleum Corp. ........       1,600         78,900
    Apache Corp. ....................       1,600         94,100
    BJ Services Co.*.................       9,000        562,500
    BP Amoco PLC [ADR]...............      12,400        701,374
    Chevron Corp. ...................       7,400        627,612
    Conoco, Inc. Cl-B*...............       8,670        212,957
    Devon Energy Corp. ..............       2,800        157,325
    El Paso Energy Corp. ............       8,600        438,063
    ENI Co. SPA [ADR]................       5,500        320,031
    Ensco International, Inc. .......       5,500        196,969
    Exxon Mobil Corp. ...............      41,033      3,223,654
    Global Marine, Inc.*.............       8,700        245,231
    Helmerich & Payne, Inc. .........       1,800         63,900
    Keyspan Corp. ...................       6,300        193,725
    MCN Energy Group, Inc. ..........       3,600         78,750
    Murphy Oil Corp. ................       2,400        142,650
    Nabors Industries, Inc.*.........       4,300        178,719
    National Fuel Gas Co. ...........       2,600        126,750
    Nicor, Inc. .....................       3,000         97,875
    Noble Affiliates, Inc. ..........       2,500         93,125
    Noble Drilling Corp.*............       3,300        135,919
    Occidental Petroleum Corp. ......       9,600        202,200
    Phillips Petroleum Co. ..........       3,000        152,063
    Ranger Oil Ltd.*.................       7,800         42,900
    Repsol SA [ADR]..................       6,700        132,744
    Royal Dutch Petroleum Co. .......      40,300      2,480,968
    Schlumberger Ltd. ...............       7,000        522,375
    Shell Transport & Trading Co.
      [ADR]..........................       6,700        334,581
    Texaco, Inc. ....................       6,200        330,150
    Tidewater, Inc. .................       2,700         97,200
    Tosco Corp. .....................       5,900        168,888
    Total Fina Elf SA [ADR]..........       2,407        185,339
    Transocean Sedco Forex, Inc. ....       4,639        247,897
    Ultramar Diamond Shamrock
      Corp. .........................       3,900         96,769
    Union Pacific Resources Group,
      Inc. ..........................       5,509        121,198
    Unocal Corp. ....................       5,200        172,250
    USX-Marathon Group, Inc. ........       5,400        135,338
    Valero Energy Corp. .............       3,800        120,650
    Washington Gas Light Co. ........       3,100         74,594
    Williams Companies, Inc. ........       8,998        375,104
                                                    ------------
                                                      14,179,462
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.3%
    Bowater, Inc. ...................       2,200         97,075
    Consolidated Papers, Inc. .......       4,600        168,188
    Fort James Corp. ................       7,000        161,875
    Georgia-Pacific Group............       2,000         52,500
    Georgia-Pacific Timber Group.....       3,100         67,038

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

    Glatfelter, (P.H.) Co. ..........       2,600   $     26,488
    International Paper Co. .........       5,000        149,063
    Kimberly-Clark Corp. ............       9,000        516,374
    Wausau-Mosinee Paper Corp. ......       3,700         31,681
    Weyerhaeuser Co. ................       4,500        193,499
                                                    ------------
                                                       1,463,781
                                                    ------------
PERSONAL SERVICES -- 0.0%
    Cendant Corp.*...................       8,168        114,352
                                                    ------------
PHARMACEUTICALS -- 3.5%
    American Home Products Corp. ....      18,400      1,081,000
    AstraZeneca Group PLC [ADR]......      12,000        558,000
    Biogen, Inc.*....................       6,000        387,000
    Bristol-Meyers Squibb Co. .......      23,600      1,374,700
    Carter-Wallace, Inc. ............       3,900         78,488
    Chiron Corp.*....................       7,600        361,000
    Genzyme-Molecular Oncology*......         226          3,136
    Gilead Sciences, Inc.*...........       1,700        120,913
    Glaxo Wellcome PLC [ADR].........      12,100        699,531
    ICN Pharmaceuticals, Inc. .......       2,700         75,094
    Ivax Corp.*......................      11,100        460,650
    Lilly, (Eli) & Co. ..............      14,200      1,418,225
    MedImmune, Inc.*.................       6,300        466,200
    Merck & Co., Inc. ...............      28,000      2,145,500
    Mylan Laboratories, Inc. ........       5,100         93,075
    Omnicare, Inc. ..................       3,800         34,438
    Perrigo Co.*.....................       8,400         53,025
    Pfizer, Inc. ....................      83,250      3,995,999
    Pharmacia Corp. .................      15,125        781,773
    Schering-Plough Corp. ...........      17,500        883,750
    Waters Corp.*....................       2,400        299,550
    Watson Pharmaceuticals, Inc.*....       3,000        161,250
                                                    ------------
                                                      15,532,297
                                                    ------------
PRINTING & PUBLISHING -- 0.3%
    Banta Corp. .....................       2,900         54,919
    Belo, (A.H.) Corp. Cl-A..........       3,400         58,863
    Donnelley, (R.R.) & Sons Co. ....       2,600         58,663
    Gannett Co., Inc. ...............       3,500        209,344
    Lexmark International Group, Inc.
      Cl-A*..........................       4,800        322,799
    McGraw-Hill Co., Inc. ...........       5,800        313,200
    Readers Digest Association,
      Inc. ..........................       4,100        162,975
    Tribune Co. .....................       4,200        147,000
    Washington Post Co. Cl-B.........         400        191,200
    Workflow Management, Inc.*.......         286          3,378
                                                    ------------
                                                       1,522,341
                                                    ------------
RAILROADS -- 0.2%
    Burlington Northern Santa Fe
      Corp. .........................       5,100        116,981
    Kansas City Southern Industries,
      Inc. ..........................       4,000        354,750
    Norfolk Southern Corp. ..........       6,000         89,250
    Trinity Industries, Inc. ........       2,700         49,950
    Union Pacific Corp. .............       3,000        111,563
                                                    ------------
                                                         722,494
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----

RESTAURANTS -- 0.2%
    Brinker International, Inc.*.....       7,300   $    213,525
    CBRL Group, Inc. ................       2,700         39,656
    Darden Restaurants, Inc. ........       6,500        105,625
    McDonald's Corp. ................      16,200        533,588
    Outback Steakhouse, Inc.*........       3,600        105,300
    Tricon Global Restaurants,
      Inc.*..........................       1,480         41,810
                                                    ------------
                                                       1,039,504
                                                    ------------
RETAIL & MERCHANDISING -- 2.1%
    Barnes & Noble, Inc.*............       3,400         75,650
    Bed, Bath & Beyond, Inc.*........       5,200        188,500
    Best Buy Co., Inc.*..............       7,000        442,749
    BJ's Wholesale Club, Inc.*.......       4,000        132,000
    Circuit City Stores, Inc. .......       4,000        132,750
    Companhia Brasileira de
      Distribuicao Grupo Pao de
      Acucar [ADR]...................       6,200        199,175
    Costco Companies, Inc.*..........       6,000        198,000
    CVS Corp. .......................       6,500        260,000
    Dollar General Corp. ............       5,491        107,075
    Family Dollar Stores, Inc. ......       7,400        144,763
    Federated Department Stores,
      Inc.*..........................       2,500         84,375
    Gap, Inc. .......................      12,037        376,156
    Home Depot, Inc. ................      28,800      1,438,199
    Kohl's Corp.*....................       5,000        278,125
    Lands' End, Inc.*................       3,000        100,125
    May Department Stores Co. .......       5,850        140,400
    Nordstrom, Inc. .................       1,900         45,838
    Penney, (J.C.) Co., Inc. ........       3,100         57,156
    RadioShack Corp. ................       3,000        142,125
    Rite Aid Corp. ..................       2,600         17,063
    Saks, Inc.*......................       5,200         54,600
    School Specialty, Inc.*..........         238          4,418
    Sears, Roebuck & Co. ............       4,500        146,813
    Target Corp. ....................       7,400        429,200
    Tiffany & Co. ...................       4,000        270,000
    TJX Companies, Inc. .............       5,600        105,000
    Toys 'R' Us, Inc.*...............       6,920        100,773
    Wal-Mart Stores, Inc. ...........      55,200      3,180,899
    Walgreen Co. ....................      13,000        418,438
    Warnaco Group*...................       2,600         20,150
                                                    ------------
                                                       9,290,515
                                                    ------------
SEMICONDUCTORS -- 2.6%
    Altera Corp.*....................      12,000      1,223,250
    Applied Materials, Inc.*.........      12,000      1,087,500
    Atmel Corp.*.....................       9,200        339,250
    Intel Corp. .....................      44,800      5,989,199
    LSI Logic Corp.*.................       4,000        216,500
    Maxim Integrated Products,
      Inc.*..........................       9,000        611,438
    Varian Semiconductor Equipment
      Associates, Inc.*..............       1,900        119,344
    Xilinx, Inc.*....................      19,600      1,618,225
                                                    ------------
                                                      11,204,706
                                                    ------------
TELECOMMUNICATIONS -- 5.9%
    ADC Telecommunications, Inc.*....       8,800        738,100
    Alltel Corp. ....................       4,908        303,989
    AT&T Canada, Inc. NY Reg.*.......         342         10,215

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

    AT&T Corp. ......................      37,631   $  1,190,080
    Bell Atlantic Corp.*.............      20,514      1,042,368
    BellSouth Corp. .................      22,400        954,800
    British Telecommunications PLC
      [ADR]..........................       3,000        396,750
    BroadWing, Inc. .................       4,300        111,531
    Cable & Wireless
      Communications.................       9,245        198,768
    CenturyTel, Inc. ................       4,000        115,000
    Cia de Telecomunicaciones de
      Chile SA [ADR].................       7,800        141,375
    Comcast Corp. Cl-A*..............      12,000        486,000
    Cox Communications, Inc. Cl-A*...       2,373        108,120
    Ericsson, (L.M.) Telephone Co.
      [ADR]..........................      50,800      1,016,000
    France Telecom SA [ADR]..........       6,300        897,750
    GTE Corp. .......................      13,500        840,375
    Leap Wireless International,
      Inc.*..........................         400         18,800
    Lucent Technologies, Inc. .......      38,565      2,284,976
    MediaOne Group, Inc.*............      10,000        666,250
    Motorola, Inc. ..................      24,300        706,219
    Nextel Communications, Inc.
      Cl-A*..........................       7,200        440,550
    Nokia Corp. Cl-A [ADR]...........      27,600      1,378,275
    Nortel Networks Corp. NY Reg.*...      33,920      2,315,039
    QUALCOMM, Inc.*..................      10,000        600,000
    SBC Communications, Inc. ........      40,533      1,753,052
    Sprint Corp. (FON Group).........      12,400        632,400
    Sprint Corp. (PCS Group)*........      10,200        606,900
    Tele Norte Leste Participacoes SA
      [ADR]..........................         503         11,883
    Tele Sudeste Celular
      Participacoes SA [ADR].........         860         26,230
    Telecom Corp. of New Zealand Ltd.
      [ADR]..........................       1,700         47,813
    Telecomunicacoes de Sao Paulo SA
      [ADR]..........................       4,300         79,550
    Telefonica SA [ADR]*.............       6,691        428,642
    Telefonos de Mexico SA Cl-L
      [ADR]..........................      13,200        754,050
    Telephone & Data Systems,
      Inc. ..........................       2,500        250,625
    Tellabs, Inc.*...................       5,000        342,188
    U.S. West, Inc. .................       6,418        550,344
    Univision Communications,
      Inc.*..........................       3,500        362,250
    Vodafone AirTouch PLC [ADR]......      18,400        762,450
    WorldCom, Inc.*..................      37,045      1,699,439
                                                    ------------
                                                      25,269,146
                                                    ------------
TRANSPORTATION -- 0.1%
    Alexander & Baldwin, Inc. .......       2,500         55,156
    CNF Transportation, Inc. ........       2,200         50,050
    CSX Corp. .......................       3,000         63,563
    FedEx Corp.*.....................       3,500        133,000
                                                    ------------
                                                         301,769
                                                    ------------
UTILITIES -- 1.2%
    AES Corp.*.......................      10,200        465,374
    Allegheny Energy, Inc. ..........       5,200        142,350

                                         SHARES        VALUE
                                         ------        -----

    American Electric Power Co.,
      Inc. ..........................       4,800   $    142,200
    American Water Works Co.,
      Inc. ..........................       3,400         85,000
    CMS Energy Corp. ................       3,900         86,288
    Consolidated Edison, Inc. .......       5,200        154,050
    Constellation Energy Group.......       2,700         87,919
    DPL, Inc. .......................       5,600        122,850
    Duke Energy Corp. ...............       6,100        343,887
    Edison International Co. ........       6,200        127,100
    Empresa Nacional de Electridad SA
      [ADR]..........................       9,930        109,851
    Energy East Corp. ...............       6,800        129,625
    Enersis SA [ADR].................       2,600         51,838
    Enron Corp. .....................       9,500        612,749
    Entergy Corp. ...................       6,200        168,563
    FirstEnergy Corp. ...............       7,300        170,638
    Florida Progress Corp. ..........       4,400        206,249
    FPL Group, Inc. .................       3,000        148,500
    IDACORP, Inc. ...................       2,600         83,850
    IPALCO Enterprises, Inc. ........       4,800         96,600
    Kansas City Power & Light Co. ...       4,000         90,000
    LG&E Energy Corp. ...............       5,500        131,313
    New Century Energies, Inc. ......       3,895        119,528
    Niagara Mohawk Holdings, Inc.*...      10,000        139,375
    Nisource, Inc. ..................       4,600         85,675
    Oklahoma Gas & Electric Co. .....       2,900         53,650
    PG&E Corp. ......................       1,800         44,325
    Pinnacle West Capital Co. .......       3,000        101,625
    Potomac Electric Power Co. ......       4,900        122,500
    Public Service Co. of New
      Mexico.........................       1,900         29,331
    SCANA Corp. .....................       2,272         54,812
    Sierra Pacific Resources.........       4,000         50,250
    Southern Co. ....................      12,300        286,743
    Teco Energy, Inc. ...............       6,000        120,375
    Unicom Corp. ....................       4,200        162,488
    UtiliCorp United, Inc. ..........       3,450         68,569
    Wisconsin Energy Corp. ..........       5,200        103,025
                                                    ------------
                                                       5,299,065
                                                    ------------
TOTAL COMMON STOCK
  (Cost $118,009,157)................                203,591,221
                                                    ------------

                                          PAR
                                         (000)
                                         -----

U.S. TREASURY OBLIGATIONS -- 16.6%
    U.S. Treasury Bonds
      11.625%, 11/15/02..............  $      100        111,219
      7.125%, 02/15/23...............         240        266,325
      7.625%, 02/15/25...............         300        353,906
      6.875%, 08/15/25...............         300        326,250
      6.00%, 02/15/26................         100         97,781
      6.75%, 08/15/26................       9,325     10,024,375
      6.625%, 02/15/27...............       3,250      3,447,031
                                                    ------------
                                                      14,626,887
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----

    U.S. Treasury Notes
      6.125%, 09/30/00-08/15/07......  $    2,150   $  2,138,797
      5.625%, 11/30/00-05/15/08......      31,375     30,519,755
      5.75%, 08/15/03................         665        653,778
      7.50%, 02/15/05................         250        262,266
      5.875%, 11/15/05...............      18,425     18,114,078
      6.50%, 10/15/06................       3,850      3,892,952
      6.25%, 02/15/07................       2,000      2,002,500
      6.00%, 08/15/09................         525        520,899
                                                    ------------
                                                      58,105,025
                                                    ------------
    (Cost $73,081,396)...............                 72,731,912
                                                    ------------
CORPORATE OBLIGATIONS -- 12.4%
AEROSPACE -- 0.3%
    Anteon Corp.
      12.00%, 05/15/09 ..............         150        135,375
    Boeing Co.
      6.35%, 06/15/03 ...............         120        117,480
    Dyncorp, Inc.
      9.50%, 03/01/07 ...............         200        153,000
    Raytheon Co.
      6.50%, 07/15/05................       1,000        948,502
                                                    ------------
                                                       1,354,357
                                                    ------------
AUTOMOTIVE PARTS -- 0.1%
    Lear Corp.
      8.11%, 05/15/09................         300        273,246
    Safelite Glass Corp. Cl-B
      9.875%, 12/15/06...............         200          2,750
    Venture Holdings Trust
      9.50%, 07/01/05................         200        153,000
                                                    ------------
                                                         428,996
                                                    ------------
BEVERAGES -- 0.2%
    Anheuser-Busch Companies, Inc.
      7.00%, 12/01/25................         150        133,036
    Seagram, (J.) & Sons Co.
      7.60%, 12/15/28................       1,000        948,401
                                                    ------------
                                                       1,081,437
                                                    ------------
BROADCASTING -- 0.4%
    Chancellor Media Corp.
      9.00%, 10/01/08................         250        258,125
    Charter Communications Holdings
      LLC
      8.25%, 04/01/07................         600        532,500
    Sinclair Broadcast Group, Inc.
      8.75%, 12/15/07................         275        243,375
    Spanish Broadcasting System, Inc.
      9.625%, 11/01/09...............         300        300,000
    UnitedGlobalCom, Inc. Cl-B [STEP]
      11.458%, 02/15/08..............         575        405,375
                                                    ------------
                                                       1,739,375
                                                    ------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----

BUILDING MATERIALS -- 0.3%
    American Builders & Contractors
      Supply Co., Inc. Cl-B
      10.625%, 05/15/07..............  $      300   $    248,250
    American Standard, Inc.
      9.25%, 12/01/16................          15         15,056
    Associated Materials, Inc.
      9.25%, 03/01/08................         350        329,000
    Koppers Industry, Inc.
      9.875%, 12/01/07...............          75         69,563
    Lennar Corp. 144A
      9.95%, 05/01/10................         250        247,500
    Nortek, Inc.
      9.875%, 03/01/04...............         300        286,500
                                                    ------------
                                                       1,195,869
                                                    ------------
CABLE TELEVISION -- 0.5%
    Classic Cable, Inc.
      9.375%, 08/01/09...............         500        438,750
    Mediacom LLC Capital Corp.
      7.875%, 02/15/11...............         600        528,000
    Northland Cable Television, Inc.
      10.25%, 11/15/07...............         250        208,750
    NTL, Inc. Cl-B [STEP]
      10.514%, 02/01/06..............         600        556,500
    Pegasus Communications Corp. Cl-B
      9.625%, 10/15/05...............         375        363,750
    Rogers Cablesystems of America,
      Inc. Cl-B
      10.00%, 03/15/05...............         125        128,438
                                                    ------------
                                                       2,224,188
                                                    ------------
CHEMICALS -- 0.1%
    American Pacific Corp. 144A
      9.25%, 03/01/05................         225        223,875
                                                    ------------
CLOTHING & APPAREL -- 0.1%
    Dan River, Inc.
      10.125%, 12/15/03..............         150        146,250
    Delta Mills, Inc.
      9.625%, 09/01/07...............          75         63,375
    Dyersburg Corp. Cl-B
      9.75%, 09/01/07................         175         41,125
    Westpoint Stevens, Inc.
      7.875%, 06/15/05...............         225        189,000
                                                    ------------
                                                         439,750
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.2%
    Exodus Communications, Inc.
      10.75%, 12/15/09...............         400        388,000
    Verio, Inc.
      10.375%, 04/01/05..............         150        158,250
      10.625%, 11/15/09..............         100        111,375
                                                    ------------
                                                         657,625
                                                    ------------
CONSTRUCTION -- 0.0%
    Newport News Shipbuilding, Inc.
      8.625%, 12/01/06...............         150        148,500
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----

CONSUMER PRODUCTS & SERVICES -- 0.2%
    Chattem, Inc.
      12.75%, 06/15/04...............  $      350   $    355,250
    Herff Jones, Inc.
      11.00%, 08/15/05...............         250        261,250
    Holmes Products Corp. Cl-D
      9.875%, 11/15/07...............         250        176,250
                                                    ------------
                                                         792,750
                                                    ------------
CONTAINERS & PACKAGING -- 0.4%
    BWAY Corp.
      10.25%, 04/15/07...............         250        241,250
    Consolidated Container Co.
      10.125%, 07/15/09..............         300        298,500
    Container Corp. of America
      9.75%, 04/01/03................         150        150,563
      11.25%, 05/01/04...............         100        101,500
    Packaging Corp. of America, Inc.
      9.625%, 04/01/09...............         600        598,500
    Riverwood International Corp.
      10.25%, 04/01/06...............         250        241,250
    U.S. Can Corp.
      10.125%, 10/15/06..............         150        154,500
                                                    ------------
                                                       1,786,063
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.2%
    Amkor Technology, Inc.
      10.50%, 05/01/09...............         200        201,250
    Flextronics International Ltd.
      144A
      9.875%, 07/01/10...............         350        354,375
    HCC Industries, Inc. 144A
      10.75%, 05/15/07...............         250        106,250
    L-3 Communications Holdings, Inc.
      144A
      10.375%, 05/01/07..............         150        153,375
                                                    ------------
                                                         815,250
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.8%
    Argosy Gaming Co.
      10.75%, 06/01/09...............         200        207,750
    Bally Total Fitness Holdings
      Corp. Cl-C
      9.875%, 10/15/07...............         225        204,750
    Cinemark USA, Inc. Cl-B
      8.50%, 08/01/08................         175         88,375
    Harrahs Operating Co., Inc.
      7.875%, 12/15/05...............         150        141,375
    International Game Technology
      8.375%, 05/15/09...............         300        285,000
    Isle of Capri Casinos
      8.75%, 04/15/09................         300        279,000
    Mohegan Tribal Gaming Authority
      8.125%, 01/01/06...............         500        477,500
    Premier Parks, Inc.
      9.75%, 06/15/07................         250        242,813
      9.402%, 04/01/08 [STEP]........         350        239,313

                                          PAR
                                         (000)         VALUE
                                         -----         -----

    Six Flags Entertainment Corp.
      8.875%, 04/01/06...............  $      175   $    168,000
    Speedway Motorsports, Inc.
      8.50%, 08/15/07................         300        280,500
    Station Casinos, Inc.
      10.125%, 03/15/06..............         300        305,250
    Time Warner Entertainment Co.
      7.25%, 09/01/08................         500        483,664
    YankeeNets LLC 144A
      12.75%, 03/01/07...............         150        144,750
                                                    ------------
                                                       3,548,040
                                                    ------------
EQUIPMENT SERVICES -- 0.0%
    Coinmach Corp. Cl-D
      11.75%, 11/15/05...............         125        120,625
                                                    ------------
FINANCIAL-BANK & TRUST -- 0.6%
    Banesto Delaware
      8.25%, 07/28/02................          50         50,531
    Bank of America Corp.
      6.85%, 03/01/03................         150        147,638
    Bank of Nova Scotia
      6.25%, 09/15/08................          50         45,459
    BankUnited Capital Trust Corp.
      Cl-B 144A
      10.25%, 12/31/26...............         250        212,500
    Capital One Bank
      8.25%, 06/15/05................         750        749,262
    CoreStates Home Equity Trust
      Corp. Cl-A
      6.65%, 05/15/09................          27         26,513
    MBNA Corp.
      6.15%, 10/01/03................         450        424,796
    National Australia Bank
      8.60%, 05/19/10................         600        629,718
    NationsBank Texas Corp.
      6.75%, 08/15/00................         150        150,002
    Provident Bank Corp.
      7.125%, 03/15/03...............         175        169,579
                                                    ------------
                                                       2,605,998
                                                    ------------
FINANCIAL SERVICES -- 1.3%
    AIG Sunamerica Global Financial
      Services II 144A
      7.60%, 06/15/05................         600        605,968
    American Express Master Trust
      7.60%, 08/15/02................         500        501,195
    Household Finance Corp.
      8.00%, 05/09/05................         400        403,566
    Intertek Finance PLC Cl-B
      10.25%, 11/01/06...............         250        206,250
    Morgan Stanley Dean Witter & Co.
      5.625%, 01/20/04...............         700        657,636
    Orion Power Holdings, Inc. 144A
      12.00%, 05/01/10...............         300        312,000
    Salomon, Inc.
      6.75%, 02/15/03................         500        492,316
    State Street Corp.
      7.65%, 06/15/10................         675        673,136

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----

    USF&G Capital II Cl-B
      8.47%, 01/10/27................  $      500   $    449,703
    Washington Mutual, Inc.
      8.25%, 04/01/10................         700        691,819
    Wells Fargo & Co.
      6.25%, 04/15/08................         700        636,747
                                                    ------------
                                                       5,630,336
                                                    ------------
FOOD -- 0.3%
    B&G Foods, Inc.
      9.625%, 08/01/07...............         350        246,750
    Doane Pet Care Co.
      9.75%, 05/15/07................         359        308,740
    International Home Foods, Inc.
      10.375%, 11/01/06..............         200        215,000
    Luigino's, Inc.
      10.00%, 02/01/06...............         275        215,875
    New World Pasta Co.
      9.25%, 02/15/09................         500        300,000
                                                    ------------
                                                       1,286,365
                                                    ------------
HEALTHCARE SERVICES -- 0.2%
    Lifepoint Hospitals Holdings
      10.75%, 05/15/09...............         300        310,500
    Quest Diagnostic, Inc.
      10.75%, 12/15/06...............         125        130,000
    Tenet Healthcare Corp.
      8.00%, 01/15/05................         600        579,000
                                                    ------------
                                                       1,019,500
                                                    ------------
HOTELS & MOTELS -- 0.0%
    Courtyard By Marriott II Cl-B
      10.75%, 02/01/08...............         150        147,375
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.2%
    Fico [ZCB]
      13.226%, 04/06/03..............       1,000        828,130
                                                    ------------
INSURANCE -- 0.1%
    New York Life Insurance Co. 144A
      7.50%, 12/15/23................         420        370,297
                                                    ------------
INTERNET SERVICES -- 0.0%
    PSINet, Inc. Cl-B
      10.00%, 02/15/05...............          75         69,375
                                                    ------------
MACHINERY & EQUIPMENT -- 0.2%
    Hawk Corp.
      10.25%, 12/01/03...............         450        434,250
    Westinghouse Air Brake Co.
      9.375%, 06/15/05...............         400        388,000
                                                    ------------
                                                         822,250
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.0%
    Dade International, Inc. Cl-B
      11.125%, 05/01/06..............         100         47,500
                                                    ------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----

METALS & MINING -- 0.1%
    Freeport-McMoRan Resource
      Partners, Inc. L.P.
      7.00%, 02/15/08................  $      150   $    135,641
    P&L Coal Holdings Corp.
      8.875%, 05/15/08...............         200        189,500
                                                    ------------
                                                         325,141
                                                    ------------
OFFICE EQUIPMENT -- 0.0%
    Global Imaging Systems, Inc.
      10.75%, 02/15/07...............         200        171,000
                                                    ------------
OIL & GAS -- 0.4%
    Frontier Oil Corp.
      11.75%, 11/15/09...............         250        251,250
    Nuevo Energy Co. Cl-B
      9.50%, 06/01/08................         600        595,500
    Ocean Energy, Inc.
      8.375%, 07/01/08...............         300        292,500
    Pride Petroleum Services, Inc.
      9.375%, 05/01/07...............         250        250,625
    Universal Compression, Inc.
      [STEP]
      13.564%, 02/15/08..............         400        290,000
                                                    ------------
                                                       1,679,875
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.2%
    International Paper Co.
      6.875%, 04/15/29...............       1,000        838,164
    Repap New Brunswick Corp.
      11.50%, 06/01/04...............         150        151,500
                                                    ------------
                                                         989,664
                                                    ------------
PHARMACEUTICALS -- 0.0%
    Owens & Minor, Inc.
      10.875%, 06/01/06..............          75         77,250
                                                    ------------
PRINTING & PUBLISHING -- 0.1%
    Hollinger International
      Publishing Co.
      9.25%, 03/15/07................         400        396,000
    Sun Media Corp.
      9.50%, 05/15/07................         163        158,925
                                                    ------------
                                                         554,925
                                                    ------------
RAILROADS -- 0.1%
    Norfolk Southern Corp.
      8.625%, 05/15/10...............         600        627,446
                                                    ------------
RESTAURANTS -- 0.1%
    Jack in the Box, Inc.
      9.75%, 11/01/03................         125        125,625
    McDonald's Corp.
      6.625%, 09/01/05...............         100         97,464
                                                    ------------
                                                         223,089
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----

RETAIL & MERCHANDISING -- 0.5%
    Dayton Hudson Corp.
      5.875%, 11/01/08...............  $    1,500   $  1,332,271
    Kroger Co.
      8.05%, 02/01/10................         700        696,760
    Wal-Mart Stores, Inc.
      7.25%, 06/01/13................          85         84,927
                                                    ------------
                                                       2,113,958
                                                    ------------
SEMICONDUCTORS -- 0.1%
    Amkor Technologies, Inc.
      9.25%, 05/01/06................         300        297,375
                                                    ------------
TELECOMMUNICATIONS -- 3.4%
    Adelphia Communications
      9.875%, 03/01/05...............         500        488,750
    Alaska Communications Systems
      9.375%, 05/15/09...............         250        231,875
    AT&T Corp.
      6.50%, 03/15/29................       1,500      1,259,923
    Clear Channel Communications,
      Inc.
      7.875%, 06/15/05...............         700        704,097
    Comcast Cable Communication, Inc.
      8.125%, 05/01/04...............         400        406,241
    Communication & Power Industries,
      Inc.
      12.00%, 08/01/05...............         250        176,875
    Deutsche Telekom Financial Corp.
      8.00%, 06/15/10................         700        707,099
    Dobson Communications, Inc. 144A
      10.875%, 07/01/10..............         375        378,750
    Energis PLC
      9.75%, 06/15/09................         600        591,000
    Focal Communications Corp. 144A
      11.875%, 01/15/10..............         350        353,500
    Frontiervision L.P.
      11.00%, 10/15/06...............         350        355,250
    Global Crossing Holdings Ltd.
      9.50%, 11/15/09................         375        363,750
    Hermes Europe Railtel BV, Inc.
      10.375%, 01/15/09..............         100         82,000
    Intermedia Communications, Inc.
      Cl-B [STEP]
      11.556%, 07/15/07..............         500        395,000
    International Wire Group, Inc.
      Cl-B
      11.75%, 06/01/05...............         350        353,500
    Lucent Technologies, Inc.
      6.90%, 07/15/01................         500        501,173
    Mastec, Inc.
      7.75%, 02/01/08................         250        231,250
    McLeodUSA, Inc. [STEP]
      10.464%, 03/01/07..............         400        330,000
    Metromedia Fiber Network, Inc.
      Cl-B
      10.00%, 11/15/08...............         300        297,000

                                          PAR
                                         (000)         VALUE
                                         -----         -----

    MetroNet Communications Corp.
      [STEP]
      8.759%, 06/15/08...............  $      800   $    652,000
    Millicom International Cellular
      SA [STEP]
      12.764%, 06/01/06..............         250        213,750
    Nextel Commmunications, Inc.
      [STEP]
      10.225%, 10/31/07..............         575        429,813
    NEXTLINK Communications, Inc.
      12.50%, 04/15/06...............         125        131,250
      12.25%, 06/01/09 [STEP]........         300        186,000
    NTL, Inc. Cl-B [STEP]
      10.534%, 04/01/08..............         300        188,250
    Orange PLC
      9.00%, 06/01/09................         600        615,000
    Price Communications Wireless,
      Inc. Cl-B
      9.125%, 12/15/06...............         350        355,250
    Qwest Communications
      International, Inc.
      7.50%, 11/01/08................          75         72,904
    Sprint Capital Corp.
      6.125%, 11/15/08...............       1,000        892,429
    Telecorp PCS, Inc.
      11.345%, 04/15/09..............         300        197,250
    Triton PCS Holdings, Inc. [STEP]
      10.853%, 05/01/08..............         400        292,000
    Voicestream Wireless Holdings
      10.375%, 11/15/09..............         600        621,000
    WorldCom, Inc.
      7.75%, 04/01/07................       1,500      1,501,727
                                                    ------------
                                                      14,555,656
                                                    ------------
TRANSPORTATION -- 0.1%
    Allied Holdings, Inc. Cl-B
      8.625%, 10/01/07...............         175        155,969
    Avis Rent A Car, Inc.
      11.00%, 05/01/09...............         300        314,250
    Union Tank Car Co.
      7.125%, 02/01/07...............         150        143,279
                                                    ------------
                                                         613,498
                                                    ------------
UTILITIES -- 0.6%
    Citizens Utilities Co.
      8.45%, 09/01/01................         335        339,115
    Energy Corp. of America Cl-A
      9.50%, 05/15/07................         250        161,250
    Entergy Louisiana, Inc.
      6.50%, 03/01/08................       1,000        922,588
    National Rural Utilities Corp.
      5.70%, 01/15/10................       1,000        864,735
    Pacific Gas & Electric Co.
      6.75%, 12/01/00................         200        199,696

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----

    Public Service Electric & Gas Co.
      7.00%, 09/01/24................  $      300   $    261,976
    Southern California Edison Corp.
      6.50%, 06/01/01................         100         99,603
                                                    ------------
                                                       2,848,963
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $58,010,203).................                 54,461,666
                                                    ------------

                                         SHARES
                                         ------

FOREIGN STOCK -- 11.6%
ADVERTISING -- 0.2%
    Asatsu-DK, Inc. -- (JPY).........      11,000        452,262
    Publicis SA -- (FRF).............         667        262,785
                                                    ------------
                                                         715,047
                                                    ------------
AEROSPACE -- 0.0%
    Mitsubishi Heavy Industries
      Ltd. -- (JPY)..................      20,000         88,846
                                                    ------------
AIRLINES -- 0.1%
    Singapore Airlines
      Ltd. -- (SGD)..................      27,000        267,036
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.2%
    DaimlerChrysler AG -- (DEM)......       3,600        191,871
    Fiat SPA -- (ITL)................       4,400        114,640
    Rolls-Royce PLC -- (DEM).........      63,600        225,784
    Volkswagen AG -- (DEM)...........       5,700        220,197
    Volvo AB Cl-B -- (SEK)...........       1,900         41,485
                                                    ------------
                                                         793,977
                                                    ------------
AUTOMOTIVE PARTS -- 0.1%
    Bridgestone Corp. -- (JPY).......       6,000        127,314
    Sommer Allibert SA-- (FRF).......      12,200        380,080
                                                    ------------
                                                         507,394
                                                    ------------
BEVERAGES -- 0.1%
    Lion Nathan Ltd. -- (NZD)........      50,000        111,804
    Louis Vuitton Moet Hennessy --
      (FRF)..........................         655        271,180
                                                    ------------
                                                         382,984
                                                    ------------
BROADCASTING -- 0.1%
    EM.TV & Merchandising AG --
      (DEM)..........................       1,400         83,206
    Mediaset SPA -- (ITL)............      13,700        210,123
    Publishing & Broadcasting Ltd. --
      (AUD)..........................      29,900        230,690
                                                    ------------
                                                         524,019
                                                    ------------
BUILDING MATERIALS -- 0.1%
    Cemex SA de CV -- (MXP)..........      28,362        132,256
    Lafarge SA -- (FRF)..............       1,100         85,832
    Malayan Cement BHD -- (MYR)......      30,750         10,115
    RMC Group PLC -- (GBP)...........       8,800        113,505
                                                    ------------
                                                         341,708
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----

BUSINESS SERVICES -- 0.1%
    Adecco SA -- (CHF)...............         147   $    125,298
    Prosegur CIA de Seguridad SA --
      (ESP)..........................       8,500         99,813
    Securitas AB Cl-B -- (SEK).......       4,300         91,680
    Vedior NV -- (NLG)...............       4,900         60,827
                                                    ------------
                                                         377,618
                                                    ------------
CHEMICALS -- 0.3%
    AKZO Nobel NV -- (NLG)...........       1,600         68,252
    BASF AG -- (DEM).................       8,300        338,142
    SGL Carbon AG -- (DEM)...........         900         59,960
    Sumitomo Chemical Co. -- (JPY)...     152,000        916,584
                                                    ------------
                                                       1,382,938
                                                    ------------
CLOTHING & APPAREL -- 0.1%
    Kuraray Co. Ltd. -- (JPY)........       8,000         91,946
    Yue Yuen Industrial Holdings --
      (HKD)..........................      95,000        210,839
                                                    ------------
                                                         302,785
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.2%
    ASM Lithography Holding NV --
      (NLG)*.........................       1,500         64,734
    Cap Gemini SA -- (FRF)...........         800        141,488
    Getronics NV -- (NLG)............       3,600         55,732
    SAP AG -- (DEM)..................       1,869        283,789
    SEMA Group PLC -- (GBP)..........       5,600         79,691
    Softbank Corp. -- (JPY)..........         900        122,494
                                                    ------------
                                                         747,928
                                                    ------------
CONGLOMERATES -- 0.6%
    Cycle & Carriage Ltd. -- (SGD)...      15,000         35,223
    Fomento Economico Mexicano SA de
      CV -- (MEX)*...................      16,600         70,831
    GKN PLC -- (GBP).................       8,800        112,306
    Granada Group PLC -- (GBP).......      10,200        101,915
    Hays PLC -- (GBP)................      23,000        128,310
    Hutchison Whampoa Ltd. -- (HKD)..      70,400        885,076
    Mitsui & Co. Ltd. -- (JPY).......      60,000        459,351
    Norsk Hydro AS -- (NOK)..........       4,600        193,742
    Rentokil Initial PLC -- (GBP)....      39,700         90,152
    Sulzer AG -- (CHF)*..............         181        120,773
    Tomkins PLC -- (GBP).............      70,500        227,333
                                                    ------------
                                                       2,425,012
                                                    ------------
CONSTRUCTION -- 0.0%
    Bouyguesn SA -- (FRF)*...........         152        101,994
    Matsushita Electric Works Ltd. --
      (JPY)..........................       1,000         12,419
                                                    ------------
                                                         114,413
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    Electrolux AB Cl-B -- (SEK)......       5,300         82,485
    JUSCO Co. -- (JPY)...............      18,000        341,961
    Kao Corp. -- (JPY)...............      19,000        581,844
    Orkla ASA Cl-A -- (NOK)..........       2,900         55,303

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

    Societe BIC SA -- (FRF)..........       5,600   $    275,383
    Swatch Group AG -- (CHF).........         224         58,615
                                                    ------------
                                                       1,395,591
                                                    ------------
CONTAINERS & PACKAGING -- 0.0%
    Pechiney SA Cl-A -- (FRF)........       2,000         83,781
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.5%
    Bang & Olufsen Holding AS --
      (DKK)*.........................       2,800         95,706
    Epcos AG -- (DEM)*...............         300         30,541
    Fujitsu Ltd. -- (JPY)............      22,000        763,127
    Iberdrola SA -- (ESP)............      30,000        388,229
    Johnson Electric Holdings Ltd. --
      (HKD)..........................      96,200        910,163
    Matsushita Electric Industrial
      Co. Ltd. -- (JPY)..............      31,000        805,754
    Mitsubishi Electric
      Corp. -- (JPY).................      60,000        651,030
    Omron Corp. -- (JPY).............      27,000        734,961
    Sharp Corp. -- (JPY).............      17,000        301,272
    Siemens AG -- (DEM)..............       4,200        631,288
    Sony Corp. -- (JPY)..............      10,000        935,714
    Spirent PLC -- (GBP).............      33,900        221,963
    Thomson CSF -- (FRF).............         400         15,821
                                                    ------------
                                                       6,485,569
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.0%
    Kuoni Reisen AG -- (CHF).........           5          2,322
                                                    ------------
FINANCIAL-BANK & TRUST -- 1.8%
    Abbey National PLC -- (GBP)......      39,400        471,213
    ABN AMRO Holding NV -- (NLG).....       9,700        238,595
    Allied Irish Banks
      PLC -- (IEP)...................      18,900        169,759
    Australia & New Zealand Banking
      Group Ltd. -- (AUD)............      16,300        125,370
    Banca Intesa SPA -- (ITL)........      82,200        369,553
    Banca Popolare di
      Milano -- (ITL)................       4,600         33,292
    Bank of Scotland -- (GBP)........      46,508        442,514
    Bankgesellschaft Berlin AG --
      (DEM)..........................       8,650        126,864
    Barclays PLC -- (GBP)............      17,191        427,595
    BNP Paribas -- (FRF).............       2,900        280,215
    Commonwealth Bank of Australia --
      (AUD)..........................      17,900        297,599
    Credit Suisse Group -- (CHF).....       3,600        718,420
    Credito Italiano SPA -- (ITL)....      77,800        373,637
    DBS Groupo Holdings -- (SGD).....      20,236        259,829
    Den Norske Bank -- (NOK).........       6,700         27,905
    Dresdner Bank AG -- (DEM)........      13,300        540,567
    Fuji Bank Ltd. -- (JPY)..........      38,000        289,485
    HSBC Holdings PLC -- (GBP).......      54,969        628,705
    KBC Bancassurance Holdings NV --
      (BEF)..........................       3,800        167,926
    Nordic Baltic Holding AB --
      (DKK)*.........................      45,734        334,980
    Oversea-Chinese Banking Corp.
      Ltd. -- (SGD)..................      26,250        180,670
    Societe Generale -- (FRF)........       1,528         92,278

                                         SHARES        VALUE
                                         ------        -----

    Sumitomo Bank Ltd. -- (JPY)......      34,000   $    417,763
    Svenska Handlesbanken Cl-A --
      (SEK)..........................      17,400        253,936
    The Industrial Bank of Japan
      Ltd. -- (JPY)..................      43,000        326,763
                                                    ------------
                                                       7,595,433
                                                    ------------
FINANCIAL SERVICES -- 0.3%
    Amvescap PLC -- (GBP)............      18,700        300,083
    Grupo Financiero Banamex Accival,
      SA de CV -- (MXP)*.............      37,900        161,716
    ING Groep NV -- (NLG)............       7,453        505,821
    Nomura Securities Co.
      Ltd. -- (JPY)..................      10,000        245,271
                                                    ------------
                                                       1,212,891
                                                    ------------
FOOD -- 0.4%
    Associated British Foods PLC --
      (GBP)..........................      41,800        288,560
    Cadbury Schweppes PLC -- (GBP)...      19,800        130,092
    Compass Group PLC -- (GBP).......       8,900        117,288
    CSM NV -- (NLG)..................       3,400         67,140
    Danisco AS -- (DKK)..............         700         23,477
    Eridania Beghin-Say
      SA -- (FRF)....................       1,500        147,527
    Nestle SA -- (CHF)*..............         237        475,873
    Tesco PLC -- (GBP)*..............     150,729        468,924
                                                    ------------
                                                       1,718,881
                                                    ------------
INSURANCE -- 0.7%
    Aegon NV -- (NLG)................       5,200        185,778
    Allied Zurich PLC -- (CHF).......      44,000        520,566
    AMP Ltd. -- (AUD)................      12,000        122,486
    AXA SA -- (FRF)*.................       2,300        363,785
    Instituto Nazionale delle
      Assicurazioni -- (ITL).........      60,800        150,368
    Muenchener Rueckversicherungs-
      Gesellschaft AG -- (DEM).......       2,306        725,048
    Schweizerische
      Rueckversicherungs-
      Gesellschaft -- (DEM)*.........         186        380,334
    Sumitomo Marine & Fire Insurance
      Co. -- (JPY)...................      86,000        501,524
                                                    ------------
                                                       2,949,889
                                                    ------------
MACHINERY & EQUIPMENT -- 0.0%
    Deutz AG -- (DEM)*...............      23,900        105,387
    Sandvik AB -- (SEK)..............       3,800         80,153
                                                    ------------
                                                         185,540
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
    Radiometer AS -- (DKK)...........       2,300         72,705
    Smith and Nephew PLC -- (GBP)*...      77,200        280,494
    Terumo Corp. -- (JPY)............      19,000        644,697
                                                    ------------
                                                         997,896
                                                    ------------
METALS & MINING -- 0.1%
    Rio Tinto Ltd. -- (AUD)..........      20,700        343,269
    Rio Tinto PLC -- (AUD)...........       5,800         94,830
    Union Miniere SA -- (ATS)........       3,000        109,250
                                                    ------------
                                                         547,349
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

OFFICE EQUIPMENT -- 0.3%
    Canon, Inc. -- (JPY).............      12,000   $    598,857
    Oce NV -- (NLG)..................       1,200         19,728
    Ricoh Co. Ltd. -- (JPY)..........      25,000        530,474
                                                    ------------
                                                       1,149,059
                                                    ------------
OIL & GAS -- 0.1%
    OMV AG -- (ATS)*.................         200         17,446
    Santos Ltd. -- (AUD).............      32,000         97,796
    Total Fina SA Cl-B -- (FRF)......       3,496        538,207
    Tullow Oil PLC -- (IEP)*.........         200            164
                                                    ------------
                                                         653,613
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Jefferson Smurfit Group PLC --
      (IEP)..........................         450            760
    Kimberly-Clark de Mexico SA
      Cl-A -- (MXP)*.................     103,100        293,278
    Svenska Cellulosa AB Cl-B --
      (SEK)..........................       6,100        116,496
                                                    ------------
                                                         410,534
                                                    ------------
PHARMACEUTICALS -- 0.8%
    AstraZeneca Group
      PLC -- (GBP)*..................       7,998        373,535
    Daiichi Pharmaceutical Co.
      Ltd. -- (JPY)..................       6,000        152,550
    Merck KGAA -- (DEM)..............       4,600        141,104
    Novartis AG -- (CHF).............         853      1,355,510
    Novo Nordisk AS Cl-B -- (DKK)....         100         17,090
    Rhone-Poulenc Cl-A -- (FRF)*.....       8,100        593,601
    Takeda Chemical Industries --
      (JPY)..........................      15,000        986,753
                                                    ------------
                                                       3,620,143
                                                    ------------
PRINTING & PUBLISHING -- 0.3%
    Dai Nippon Printing Co. Ltd. --
      (JPY)..........................      23,000        406,299
    Elsevier NV -- (NLG).............       6,900         83,935
    Pearson PLC -- (GBP).............      11,300        359,246
    Reed International
      PLC -- (GBP)...................      42,200        367,345
    Singapore Press Holdings Ltd. --
      (SGD)..........................      11,000        171,778
                                                    ------------
                                                       1,388,603
                                                    ------------
RAILROADS -- 0.0%
    Railtrack Group PLC -- (GBP).....       9,800        152,293
                                                    ------------
REAL ESTATE -- 0.2%
    Cheung Kong Holdings Ltd. --
      (HKD)..........................      38,000        420,460
    City Developments
      Ltd. -- (SGD)..................      11,000         42,626
    DBS Land Ltd. -- (SGD)...........      33,000         42,754
    Singapore Land Ltd. -- (SGD).....      25,000         53,211
    Slough Estates PLC -- (GBP)......      33,400        185,317
    Unibail -- (FRF).................         600         83,397
    Westfield Trust -- (AUD).........     100,700        195,958
                                                    ------------
                                                       1,023,723
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----

RETAIL & MERCHANDISING -- 0.3%
    Carrefour Supermarche
      SA -- (FRF)....................       9,200   $    631,441
    Mauri Co. Ltd. -- (JPY)..........      18,000        345,364
    Metro AG -- (DEM)................       1,600         54,448
    Woolworths Ltd. -- (AUD).........      80,200        296,868
                                                    ------------
                                                       1,328,121
                                                    ------------
SEMICONDUCTORS -- 0.2%
    Rohm Co. Ltd. -- (JPY)...........       2,000        586,003
    STMicroelectronics NV -- (FRF)...       5,100        322,661
                                                    ------------
                                                         908,664
                                                    ------------
TELECOMMUNICATIONS -- 1.2%
    Alcatel -- (FRF).................       7,295        480,413
    Carso Global Telecom -- (MXP)*...      67,600        192,982
    Deutsche Telekom AG -- (DEM).....      18,500      1,071,128
    eircom PLC -- (IEP)..............      19,300         51,802
    KPN NV -- (NLG)..................       5,600        251,495
    Marconi PLC -- (GBP).............      13,600        177,065
    Nippon Telegraph & Telephone
      Corp. -- (JPY).................          68        906,225
    Portugal Telecom SA -- (PTE).....       6,800         76,656
    Singapore Telecommunications
      Ltd. -- (SGD)..................     112,000        163,889
    Sonera Oyj -- (FIM)..............       6,200        283,790
    Swisscom AG -- (CHF).............         548        190,410
    Tele Danmark AS -- (DKK).........         700         47,313
    Telecom Corp. of New Zealand
      Ltd. -- (NZD)..................      22,000         77,157
    Telecom Italia Mobile
      SPA -- (ITL)...................      55,900        573,361
    Telecom Italia SPA -- (ITL)......      30,566        421,923
    Telekom Malaysia BHD -- (MYR)....         100            345
    Telstra Corp. Ltd. -- (AUD)......      45,000        183,188
                                                    ------------
                                                       5,149,142
                                                    ------------
TRANSPORTATION -- 0.2%
    BAA PLC -- (GBP).................      15,875        127,375
    Bergesen d.y. ASA
      Cl-A -- (NOK)..................       6,900        142,077
    BG Group PLC -- (GBP)............      35,877        231,920
    Nippon Express Co.
      Ltd. -- (JPY)..................      48,000        295,346
    TNT Post Group NV -- (NLG).......       2,600         70,408
                                                    ------------
                                                         867,126
                                                    ------------
UTILITIES -- 0.4%
    ABB AG -- (CHF)..................       1,098        131,842
    Electrabel SA -- (BEF)*..........         389         96,542
    Hong Kong Electric Holdings
      Ltd. -- (HKD)..................      30,000         96,600
    National Grid Group
      PLC -- (GBP)...................      13,800        108,846
    PowerGen PLC -- (GBP)............      16,400        141,022
    Suez Lyonnaise des Eaux SA --
      (FRF)..........................       3,300        580,473
    Tokyo Electric Power
      Co. -- (JPY)...................      19,000        464,218
    Veba AG -- (DEM).................       7,000        338,861
                                                    ------------
                                                       1,958,404
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $43,954,974).................                 50,756,272
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.9%
    Federal Farm Credit Bank
      5.86%, 03/03/06................  $    2,416   $  2,279,672
                                                    ------------
    Federal National Mortgage Assoc.
      7.00%, 04/18/22................       1,000        995,894
      7.125%, 02/15/05-01/15/30......       2,000      2,008,876
                                                    ------------
                                                       3,004,770
                                                    ------------
    Government National Mortgage
      Assoc.
      6.00%, 02/15/26-05/15/26.......         588        541,914
      6.50%, 01/15/28-05/29/29.......      19,438     18,485,846
      7.00%, 01/15/26-06/15/26.......       8,218      8,003,702
      7.50%, 06/15/24-12/15/29.......       5,417      5,381,704
      8.00%, 05/15/16-06/15/26.......         493        498,569
      8.50%, 06/15/16-10/15/26.......         772        790,861
      9.50%, 10/15/09-01/15/20.......          17         18,199
      10.00%, 11/15/09...............           3          3,570
      10.50%, 08/15/15...............           4          4,042
      11.50%, 06/15/10-09/15/15......          42         46,953
      12.00%, 09/15/13-01/15/14......           1          1,683
                                                    ------------
                                                      33,777,043
                                                    ------------
    Tennessee Valley Authority
      6.875%, 12/15/43...............          40         35,134
      7.25%, 07/15/43................          20         18,273
                                                    ------------
                                                          53,407
                                                    ------------
    (Cost $40,349,342)...............                 39,114,892
                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
    Advanta Home Equity Loan Trust
      1993-1 Cl-A2
      5.95%, 05/25/09
    (Cost $1,000,835)................       1,007        975,736
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----

PREFERRED STOCK -- 0.1%
TELECOMMUNICATIONS
    Telecomunicacoes Brasileiras SA
      1.55% [ADR]
    (Cost $227,554)..................       4,300   $    417,638
                                                    ------------

                                       PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                         (000)
                                       ---------

FOREIGN BONDS -- 0.0%
OIL & GAS
    BG Transco Holdings PLC -- (GBP)
      7.057%, 12/14/09...............           5          7,630
      4.188%, 12/14/22...............           5          7,349
      7.00%, 12/16/24................           5          7,286
                                                    ------------
    (Cost $26,848)...................                     22,265
                                                    ------------

                                         SHARES
                                         ------

SHORT-TERM INVESTMENTS -- 3.1%
    Temporary Investment Cash Fund
    (Cost $13,386,122)...............  13,386,122     13,386,122
                                                    ------------
TOTAL INVESTMENTS -- 99.3%
  (Cost $348,046,431)................                435,457,724
OTHER ASSETS LESS
  LIABILITIES -- 0.7%................                  2,885,899
                                                    ------------
NET ASSETS -- 100.0%.................               $438,343,623
                                                    ============

- ------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.8% of net assets.

See Notes to Financial Statements.

AST PIMCO TOTAL RETURN BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 44.7%
    Federal Home Loan Bank
      6.40%, 07/05/00..............  $      100   $       99,929
                                                  --------------
    Federal Home Loan Mortgage
      Corp.
      6.00%, 07/17/30..............       8,600        7,878,374
      7.00%, 04/25/19 [IO]++.......          64            3,565
      7.00%, 07/17/30..............      31,100       30,052,863
      7.575%, 02/01/24 [VR]........         609          631,203
      8.25%, 08/01/17..............         179          181,263
                                                  --------------
                                                      38,747,268
                                                  --------------
    Federal National Mortgage
      Assoc.
      6.00%, 07/01/12-12/01/28.....      23,332       21,401,729
      6.00%, 07/17/30 [TBA]........      29,600       27,088,736
      6.217%, 01/01/28 [VR]........         613          596,887
      6.25%, 05/25/08 [IO]++.......         236           41,699
      6.50%, 05/18/23..............       8,064        7,911,091
      6.90%, 05/25/23..............         244          216,498
      7.00%, 07/17/30..............      45,000       43,446,150
      7.491%, 01/01/24 [VR]........         100          103,888
      9.40%, 07/25/03..............          69           70,116
                                                  --------------
                                                     100,876,794
                                                  --------------
    Government National Mortgage
      Assoc.
      6.00%, 07/25/30 [TBA]........      33,910       33,183,987
      6.125%, 12/20/26 [VR]........       7,083        7,139,972
      6.375%, 03/20/17-03/20/24
        [VR].......................       9,407        9,402,336
      6.375%, 02/20/27.............       3,172        3,171,805
      6.50%, 09/15/23-07/25/30.....     105,812      100,144,674
      6.50%, 07/24/30 [TBA]........      37,600       35,508,500
      6.75%, 08/20/23-09/20/24.....       8,056        7,997,351
      7.00%, 07/24/30..............      68,300       66,366,999
      7.125%, 10/20/23-11/20/26
        [VR].......................      11,045       11,048,348
      7.375%, 01/20/26 [VR]........      11,614       11,637,418
      7.50%, 12/20/23-07/24/30.....      75,557       75,013,130
      8.00%, 07/24/30..............       5,200        5,255,276
                                                  --------------
                                                     365,869,796
                                                  --------------
    Student Loan Marketing Assoc.
      [FRN]
      6.357%, 04/25/04.............       2,552        2,550,940
                                                  --------------
    (Cost $510,963,649)............                  508,144,727
                                                  --------------
CORPORATE OBLIGATIONS -- 40.2%
AIRLINES -- 2.1%
    American Airlines, Inc.
      10.19%, 05/26/15.............         250          271,840
    Continental Airlines, Inc.
      6.954%, 02/02/11.............      14,488       13,818,489
    United Air Lines, Inc.
      10.36%, 11/13/12.............       6,925        7,180,325
      10.36%, 11/27/12.............         500          581,115
      10.02%, 03/22/14.............       2,000        1,999,440
                                                  --------------
                                                      23,851,209
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----

DIVERSIFIED -- 0.9%
    Textron Financial Corp.
      6.581%, 09/17/02.............  $   10,000   $   10,003,910
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.3%
    Sierra Pacific Resources Co.
      144A
      6.892%, 04/20/03.............      15,000       14,987,475
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.0%
    Time Warner, Inc.
      7.975%, 08/15/04.............         262          266,999
                                                  --------------
FINANCIAL-BANK & TRUST -- 5.5%
    Allied Irish Bank [FRN]
      6.34%, 10/31/06..............       8,000        8,011,136
    Household Bank [FRN]
      6.227%, 10/22/03.............      11,750       11,683,025
    Korea Development Bank 144A
      7.675%, 10/06/00.............      13,000       12,981,007
    LG&E Capital Corp. 144A
      6.205%, 05/01/04.............       5,000        4,789,380
    Popular North America, Inc.
      Cl-D
      6.625%, 01/15/04.............      11,500       11,058,113
    Westdeutsche Landesbank
      6.05%, 01/15/09..............      15,600       13,945,120
                                                  --------------
                                                      62,467,781
                                                  --------------
FINANCIAL SERVICES -- 17.8%
    Avco Financial Services, Inc.
      5.75%, 01/23/01..............       7,850        7,794,885
    Chrysler Financial Corp. [FRN]
      6.60%, 06/11/01..............       5,000        5,001,605
      6.69%, 01/30/02..............      10,000        9,999,590
    Ford Motor Credit Co. [FRN]
      7.052%, 06/20/03.............      16,900       16,877,929
      6.563%, 04/28/05.............      19,970       19,893,096
    General Motors Acceptance Corp.
      6.13%, 02/01/02 [FRN]........      18,400       18,396,522
      5.55%, 09/15/03..............       3,000        2,839,419
      6.54%, 04/05/04 [FRN]........      10,000        9,976,940
      6.85%, 06/17/04..............       2,000        1,957,304
    Goldman Sachs Group, Inc. [FRN]
      6.511%, 07/17/00.............      20,000       20,006,320
    Household Finance Corp. [FRN]
      5.607%, 06/17/05.............      30,500       30,386,601
    Lehman Brothers Holdings, Inc.
      Cl-E [FRN]
      6.979%, 04/02/02.............      10,400       10,450,263
    Merrill Lynch & Co., Inc. [FRN]
      6.12%, 07/24/00..............       2,650        2,653,207
    New England Educational Loan
      Marketing Assoc. Cl-B [FRN]
      144A
      5.681%, 09/11/00.............      10,000       10,000,930

AST PIMCO TOTAL RETURN BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----

    Salomon Smith Barney Holdings
      [FRN]
      6.939%, 02/11/03.............  $    6,000   $    5,999,286
    St. George Holdings [FRN] 144A
      5.25%, 07/01/01..............      30,000       29,953,125
                                                  --------------
                                                     202,187,022
                                                  --------------
HEALTHCARE SERVICES -- 0.2%
    Tenet Healthcare Corp.
      8.00%, 01/15/05..............       2,000        1,930,000
                                                  --------------
INSURANCE -- 0.9%
    Gold Eagle Capital [FRN] 144A
      11.453%, 07/17/00............      10,000       10,001,000
                                                  --------------
OIL & GAS -- 2.6%
    Conoco, Inc.
      5.90%, 04/15/04..............      20,000       19,067,600
    Phillips Petroleum Co.
      8.50%, 05/25/05..............      10,000       10,358,830
                                                  --------------
                                                      29,426,430
                                                  --------------
RAILROADS -- 0.4%
    Union Pacific Co.
      7.875%, 02/15/02.............       5,000        5,038,925
                                                  --------------
REAL ESTATE -- 0.4%
    Spieker Properties, Inc. L.P.
      6.95%, 12/15/02..............       5,000        4,886,565
                                                  --------------
TELECOMMUNICATIONS -- 5.2%
    AT&T Capital Corp. Cl-F
      6.25%, 05/15/01..............      13,100       12,994,283
    Sprint Corp.
      9.50%, 04/01/03..............      22,500       23,832,877
    TCI Communications, Inc. [FRN]
      5.985%, 09/11/00.............      10,000       10,010,900
    US West Communications
      7.20%, 11/10/26..............      13,250       11,739,858
                                                  --------------
                                                      58,577,918
                                                  --------------
UTILITIES -- 2.9%
    Alliant Energy Resources 144A
      7.25%, 02/15/30..............          50           34,500
    Connecticut Light & Power Co.
      144A
      8.59%, 06/05/03..............       5,000        4,870,550
    Connecticut Light & Power Co.
      Cl-C
      7.75%, 06/01/02..............       4,000        4,016,124
    Entergy Louisiana, Inc.
      8.50%, 06/01/03..............      12,000       12,176,604
    Louisiana Power & Light Corp.
      7.74%, 07/01/02..............       1,890        1,886,297
    Petroleos Mexicanos Co. [FRN]
      144A
      9.437%, 07/15/05.............      10,000       10,000,000
                                                  --------------
                                                      32,984,075
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $461,315,808)..............                  456,609,309
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----

COLLATERALIZED MORTGAGE OBLIGATIONS -- 28.0%
    Chase Series 1999-S8 Cl-A1
      6.35%, 06/25/29..............  $    7,000   $    6,860,175
    Citicorp Mortgage Securities,
      Inc. [VR]
      7.263%, 10/25/22.............         238          243,477
    CMC Securities Corp. III Series
      1998-1 Cl-A19
      6.75%, 05/25/28..............      36,592       34,064,153
    Conseco Finance Home
      Improvement Series 1999-G
      Cl-M1
      8.88%, 06/15/24..............       9,250        9,266,326
    Contimortgage Home Equity Loan
      Trust Cl-A2 [VR]
      6.693%, 10/15/12.............       1,919        1,920,237
    Countrywide Home Loans [VR]
      7.896%, 03/25/24.............         115          114,747
      8.643%, 11/25/24.............          15           14,834
    Credit Suisse First Boston,
      Inc. Series 1998-1 Cl-A5
      6.75%, 09/25/28..............       3,500        3,253,828
    DLJ Mortgage Acceptance Corp.
      Series 1999-1 Cl-1A3
      6.625%, 01/25/29.............      18,800       17,246,086
    First Plus Home Loan Trust
      Series 1998-5 Cl-A3 [VR]
      6.06%, 09/10/11..............       3,781        3,773,510
    Freddie Mac Series 2145 Cl-MZ
      6.50%, 04/15/29..............      10,840        8,608,049
    Green Tree Financial Corp. 1999
      Cl-A5
      7.86%, 04/01/31..............      10,400        9,747,556
    Green Tree Recreational
      Equipment Series 1999-A Cl-A4
      6.43%, 04/17/06..............       2,000        1,984,530
    Mellon Bank Home Equity
      Installment Loan Series
      1999-1 Cl-A1
      5.90%, 06/25/01..............      15,605       15,451,085
    Merrill Lynch Mortgage
      Investors, Inc. 1998-C3 C1-A1
      5.65%, 12/15/30..............       7,686        7,256,768
    Nationslink Funding Corp.
      Series 1999-SL Cl-A4
      6.654%, 02/10/06.............         500          481,793
    PHH Mortgage Services Corp.
      Series 1997-6 Cl-A4 144A
      7.018%, 11/18/27.............      15,788       15,033,197
    PNC Mortgage Securities Corp.
      Series 1997-3 Cl-2A4
      7.50%, 05/25/27..............      14,475       14,186,658
    PNC Mortgage Securities Corp.
      Series 1998-1 Cl-5A4
      6.98%, 02/25/28..............      18,663       17,537,040
    PNC Mortgage Securities Corp.
      Series 1999-5 Cl-1A9
      6.30%, 06/25/29..............      66,610       63,633,198

AST PIMCO TOTAL RETURN BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----

    Prudential-Bache Trust
      8.40%, 03/20/21..............  $    1,542   $    1,568,941
    Residential Funding Mortgage
      Securities I Series 1997-S15
      Cl-A1
      7.00%, 10/25/27..............       5,214        5,182,746
    Residential Funding Mortgage
      Securities Series 1998-S30
      Cl-A6
      6.50%, 12/25/28..............      32,359       29,500,915
    Residential Funding Mortgage
      Securities Series 1999-16
      Cl-A4
      6.75%, 07/30/29..............      10,000        9,231,450
    Rothschild, (L.F.) Mortgage
      Trust
      9.95%, 08/01/17..............         889          938,652
    Salomon Brothers Mortgage
      1999-3-A
      6.99%, 05/25/29..............      13,161       13,165,052
    Structured Asset Mortgage
      Investments, Inc.
      6.30%, 04/25/29..............      28,519       27,167,342
                                                  --------------
    (Cost $331,611,367)............                  317,432,345
                                                  --------------
U.S. TREASURY OBLIGATIONS -- 4.8%
    U.S. Treasury Bills
      5.59%, 09/21/00#.............          50           49,373
      5.65%, 09/21/00#.............         505          498,671
      5.73%, 09/21/00#.............         815          804,785
                                                  --------------
                                                       1,352,829
                                                  --------------
    U.S. Treasury Inflationary
      Bonds
      3.625%, 07/15/02-01/15/08#...      26,100       27,339,792
      3.375%, 01/15/07.............      15,000       15,559,920
      3.875%, 01/15/09-04/15/29....       5,300        5,486,701
                                                  --------------
                                                      48,386,413
                                                  --------------
    U.S. Treasury Notes
      5.125%, 08/31/00#............       4,135        4,128,541
                                                  --------------
    (Cost $52,784,825).............                   53,867,783
                                                  --------------
BANK LOAN OBLIGATIONS -- 1.7%
    Columbia HCA Healthcare Corp.++
      8.25%, 07/12/00..............       3,000        2,955,000
    Flag Corp.++
      8.422%, 08/31/00.............       1,500        1,492,500
    Kansas City Southern Corp.++
      8.563%, 07/15/00.............       2,000        2,000,000
    Nextel, Inc.++
      9.09%, 09/30/00..............       1,000          992,600
    Protective Life Fund [FRN]++
      6.38%, 07/17/00..............      10,000        9,985,000
    Voicestream, Inc.++
      8.837%, 08/23/00.............       2,000        1,974,600
                                                  --------------
    (Cost $19,478,063).............                   19,399,700
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----

SOVEREIGN ISSUES -- 1.7%
ARGENTINA -- 0.2%
    Republic of Argentina [BRB,
      FRB]
      11.595%, 04/10/05............  $    3,000   $    2,797,500
                                                  --------------
BRAZIL -- 1.1%
    Republic of Brazil
      6.938%, 04/15/06 [BRB,
        FRN].......................       6,580        6,000,302
      12.25%, 03/06/30.............       6,250        5,750,000
                                                  --------------
                                                      11,750,302
                                                  --------------
PHILIPPINES -- 0.4%
    Bangko Sentral Pilipinas
      8.60%, 06/15/27..............       6,000        4,275,000
                                                  --------------
TOTAL SOVEREIGN ISSUES
  (Cost $19,451,801)...............                   18,822,802
                                                  --------------

                                     PRINCIPAL
                                      IN LOCAL
                                      CURRENCY
                                       (000)
                                     ---------

FOREIGN BONDS -- 0.9%
GERMANY -- 0.6%
    Bundesrepublic Germany
      6.25%, 01/04/24..............         920          955,717
      6.25%, 01/04/30..............       5,260        5,634,634
                                                  --------------
                                                       6,590,351
                                                  --------------
NEW ZEALAND -- 0.3%
    Inter-American Development Bank
      5.75%, 04/15/04..............       5,700        2,535,719
    International Bank
      Reconstruction & Development
      7.25%, 05/27/03..............       1,500          700,115
                                                  --------------
                                                       3,235,834
                                                  --------------
TOTAL FOREIGN BONDS
  (Cost $9,968,464)................                    9,826,185
                                                  --------------

                                        PAR
                                       (000)
                                       -----

COMMERCIAL PAPER -- 9.9%
    American Electric Power+
      6.86%, 08/24/00..............  $   16,300       16,132,273
    Burlington Northern Corp.+
      6.86%, 07/06/00..............      13,700       13,686,947
    Compaq Computer Corp.
      6.85%, 08/09/00..............      16,000       15,881,267
    Conagra, Inc.
      6.77%, 08/23/00..............         900          890,922
    Conoco, Inc.+
      6.82%, 08/23/00..............      12,400       12,275,497
    CSX Corp.+
      6.73%, 07/11/00..............      20,800       20,761,115
    Edison Midwest Co.+
      6.86%, 08/22/00..............       2,600        2,574,815

AST PIMCO TOTAL RETURN BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----

    General Electric Capital Corp.
      6.58%, 09/13/00..............  $    6,000   $    5,921,280
    Texas Utilities Co.+
      6.80%, 07/07/00..............       3,500        3,496,033
    Tyco International Ltd.+
      6.86%, 07/26/00..............       6,900        6,867,129
    UBS Finance, Inc.
      6.92%, 07/05/00..............      13,300       13,289,774
                                                  --------------
    (Cost $111,774,149)............                  111,777,052
                                                  --------------

                                       SHARES
                                       ------

SHORT-TERM INVESTMENTS -- 0.9%
    Temporary Investment Cash
      Fund.........................   4,848,988        4,848,988
    Temporary Investment Fund......   4,848,987        4,848,987
                                                  --------------
    (Cost $9,697,975)..............                    9,697,975
                                                  --------------
TOTAL INVESTMENTS -- 132.8%
  (Cost $1,527,046,101)............                1,505,577,878
                                                  --------------

                                       NUMBER
                                         OF
                                     CONTRACTS
                                     ---------

WRITTEN OPTIONS -- 0.0%
CALL OPTIONS
    10 Year September U.S. Treasury
      Note Futures,
      Strike Price $100,
      Expires 08/19/00.............         316         (118,500)
    March 2001 Eurodollar Futures,
      Strike Price 93.25,
      Expires 03/19/01.............         524         (144,100)
    Swap between Fixed Rate and 3
      Month LIBOR-BBA,
      Strike Price 7.00,
      Expires 09/15/00.............         483          (42,842)
    Swap between Fixed Rate and 3
      Month LIBOR-BBA,
      Strike Price 7.00,
      Expires 09/22/00.............         209          (22,355)
    Swap between Fixed Rate and 3
      Month LIBOR-BBA,
      Strike Price 7.00,
      Expires 09/28/00.............         240          (45,936)
                                                  --------------
                                                        (373,733)
                                                  --------------
PUT OPTIONS
    December Eurodollar Futures,
      Strike Price 93.5,
      Expires 12/18/00.............          99           (7,425)
    March 2001 Eurodollar Futures,
      Strike Price 92.25,
      Expires 03/19/01.............         442          (77,350)

                                       NUMBER
                                         OF
                                     CONTRACTS        VALUE
                                     ---------        -----

    March 2001 Eurodollar Futures,
      Strike Price 92.75,
      Expires 03/19/01.............          57   $      (27,075)
    September 30 Year U.S. Treasury
      Bond Futures,
      Strike Price $94,
      Expires 08/19/00.............          44          (15,812)
    Swap between 6 Month LIBOR-BBA
      and 10 Year Japanese
      Government Bond Futures,
      Strike Price 2.215,
      Expires 08/31/00.............         103           (6,425)
                                                  --------------
                                                        (134,087)
                                                  --------------
TOTAL WRITTEN OPTIONS
  (Cost $(711,312))................                     (507,820)
                                                  --------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (32.8%)................                 (371,665,091)
                                                  --------------
NET ASSETS -- 100.0%...............               $1,133,404,967
                                                  ==============

Foreign currency exchange contracts outstanding at June 30, 2000:

                                          IN                      UNREALIZED
SETTLEMENT               CONTRACTS     EXCHANGE    CONTRACTS    APPRECIATION/
  MONTH      TYPE        TO DELIVER      FOR        AT VALUE    (DEPRECIATION)
- ------------------------------------------------------------------------------

07/00        Sell   EUR  3,672,000    $3,491,762   $3,524,482      $(32,720)
08/00        Sell   EUR  3,902,000    3,691,916    3,750,913        (58,997)
07/00        Sell   NZD  5,691,000    2,726,387    2,679,000         47,387
                                      ----------   ----------      --------
                                      $9,910,065   $9,954,395      $(44,330)
                                      ==========   ==========      ========

# Securities with an aggregate market value of $5,779,495 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:

                                             NOTIONAL     UNREALIZED
                          EXPIRATION          AMOUNT    APPRECIATION/
DESCRIPTION                 MONTH             (000)     (DEPRECIATION)
- ----------------------------------------------------------------------

Short U.S. Treasury 5
  Year Note.............    09/00            $(60,600)    $ (231,984)
Short 10 Year U.K.
  Gilt..................    09/00      GBP    (37,000)       126,959
U.S. Treasury 10 Year
  Note..................    09/00             275,000      5,820,609
10 Year Euro Bond.......    09/00      EUR      3,900         12,436
Eurodollar..............    03/01      EUR     99,250        259,850
                                                          ----------
                                                          $5,987,870
                                                          ==========

AST PIMCO TOTAL RETURN BOND PORTFOLIO
- ------------------------------------------------------------------------------

Interest rate swap agreements outstanding at June 30, 2000:

                                             NOTIONAL     UNREALIZED
                          EXPIRATION          AMOUNT    APPRECIATION/
DESCRIPTION                 MONTH             (000)     (DEPRECIATION)
- ----------------------------------------------------------------------

Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate +0.499%
  and pay fixed rate
  payments of 6.00%.....    01/09      EUR      4,250     $  76,257
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate -0.54%
  and pay fixed rate
  payments of 6.25%.....    01/24      EUR        920       (80,779)
Receive variable rate
  payments on the three
  month LIBOR-BBA
  floating rate -0.59%
  and pay fixed rate
  payments of 6.01%.....    01/30      EUR      2,700        17,193
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and pay
  fixed rate payments of
  6.175%................    05/30      EUR      3,210       (49,122)
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and pay
  fixed rate payments of
  2.295% on the Japanese
  10 Year Government
  Bond..................    04/08      JPY    580,000      (220,199)

                                             NOTIONAL     UNREALIZED
                          EXPIRATION          AMOUNT    APPRECIATION/
DESCRIPTION                 MONTH             (000)     (DEPRECIATION)
- ----------------------------------------------------------------------

Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and pay
  fixed rate payments of
  2.305% on the Japanese
  10 Year Government
  Bond..................    04/08      JPY    377,000     $(145,485)
Receive fixed rate
  payments of 7.47% and
  pay variable rate
  payments on the three
  month LIBOR-BBA
  floating rate.........    05/10            $ 10,000       346,660
                                                          ---------
                                                          $ (55,475)
                                                          =========

Credit default swap agreements outstanding at June 30, 2000:

                                              NOTIONAL
                           EXPIRATION          AMOUNT      UNREALIZED
DESCRIPTION                  MONTH             (000)      DEPRECIATION
- -----------------------------------------------------------------------

Pay fixed rate equal to
  6.15% and the Portfolio
  will receive from the
  counterparty at par in
  the event of default of
  the Republic of
  Argentina 9.25% due
  02/23/01...............    03/01            $   500       $26,654
Pay fixed rate equal to
  5.70% and the Portfolio
  will receive from the
  counterparty at par in
  the event of default of
  the Republic of
  Argentina 9.25% due
  02/23/01...............    03/01              1,000        46,277
                                                            -------
                                                            $72,931
                                                            =======

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.

 + Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to
   6.7% of net assets.

++ Illiquid security. At the end of the period, these securities amounted to
   1.7% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 9.9% of net assets.

See Notes to Financial Statements.

AST INVESCO EQUITY INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----

COMMON STOCK -- 72.2%
ADVERTISING -- 0.6%
    Omnicom Group, Inc. ...........      75,000   $    6,679,688
                                                  --------------
AEROSPACE -- 3.4%
    Boeing Co. ....................     290,000       12,125,625
    General Motors Corp. Cl-H*.....     176,500       15,487,875
    Honeywell International,
      Inc. ........................     163,400        5,504,538
    Northrop Grumman Corp. ........      86,700        5,743,882
                                                  --------------
                                                      38,861,920
                                                  --------------
AUTOMOBILE MANUFACTURERS -- 0.8%
    Ford Motor Co. ................     200,000        8,600,000
                                                  --------------
BEVERAGES -- 2.5%
    Anheuser-Busch Companies,
      Inc. ........................     185,500       13,854,531
    Coors, (Adolph) Co. Cl-B.......     240,000       14,520,000
                                                  --------------
                                                      28,374,531
                                                  --------------
BROADCASTING -- 0.8%
    AT&T Corp. Liberty Media Group
      Cl-A*........................     391,000        9,481,750
                                                  --------------
CHEMICALS -- 0.5%
    Lyondell Chemical Co. .........     326,200        5,463,850
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 1.9%
    Cisco Systems, Inc.*...........     286,000       18,178,875
    SAP AG [ADR]...................      80,000        3,755,000
                                                  --------------
                                                      21,933,875
                                                  --------------
CONGLOMERATES -- 1.2%
    Minnesota Mining &
      Manufacturing Co. ...........      71,000        5,857,500
    Textron, Inc...................     138,000        7,495,125
                                                  --------------
                                                      13,352,625
                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 2.2%
    Colgate-Palmolive Co. .........     203,100       12,160,613
    Gillette Co. ..................     360,000       12,577,500
                                                  --------------
                                                      24,738,113
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.5%
    General Electric Co. ..........     480,000       24,480,000
    Texas Instruments, Inc. .......     229,400       15,756,913
                                                  --------------
                                                      40,236,913
                                                  --------------
ENERGY SERVICES -- 0.4%
    Scottish Power PLC [ADR].......     145,000        4,848,438
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.5%
    Harrah's Entertainment,
      Inc.*........................     220,000        4,606,250
    Park Place Entertainment
      Corp.*.......................     106,600        1,299,188
                                                  --------------
                                                       5,905,438
                                                  --------------
FINANCIAL-BANK & TRUST -- 5.9%
    Bank of America Corp. .........     210,000        9,030,000
    Bank of New York Co., Inc. ....     500,000       23,249,999
    Charter One Financial, Inc. ...     327,600        7,534,800

                                       SHARES         VALUE
                                       ------         -----

    Chase Manhattan Corp. .........     255,000   $   11,745,938
    Morgan, (J.P.) & Co., Inc. ....     100,000       11,012,500
    Summit Bancorp.................     200,000        4,925,000
                                                  --------------
                                                      67,498,237
                                                  --------------
FINANCIAL SERVICES -- 3.8%
    Citigroup, Inc. ...............     300,000       18,075,000
    Morgan Stanley Dean Witter &
      Co. .........................     170,000       14,152,500
    Wells Fargo & Co...............     285,000       11,043,750
                                                  --------------
                                                      43,271,250
                                                  --------------
FOOD -- 3.5%
    General Mills, Inc. ...........     280,000       10,710,000
    Heinz, (H.J.) Co. .............     200,000        8,750,000
    Kellogg Co. ...................     250,000        7,437,500
    Quaker Oats Co. ...............     180,000       13,522,500
                                                  --------------
                                                      40,420,000
                                                  --------------
INSURANCE -- 4.2%
    Allmerica Financial Corp. .....     370,363       19,397,761
    John Hancock Financial
      Services, Inc.*..............     600,000       14,212,500
    MetLife, Inc.*.................     560,000       11,795,000
    Ohio Casualty Corp. ...........     300,000        3,187,500
                                                  --------------
                                                      48,592,761
                                                  --------------
INTERNET SERVICES -- 0.7%
    America Online, Inc.*..........     160,000        8,440,000
                                                  --------------
MACHINERY & EQUIPMENT -- 0.6%
    Illinois Tool Works, Inc. .....     130,000        7,410,000
                                                  --------------
METALS & MINING -- 0.0%
    Newmont Mining Corp. ..........       7,494          162,058
                                                  --------------
OIL & GAS -- 7.5%
    Apache Corp. ..................     256,600       15,091,288
    BP Amoco PLC [ADR].............     250,000       14,140,625
    Exxon Mobil Corp. .............     240,000       18,854,999
    Royal Dutch Petroleum Co. .....     180,000       11,081,250
    Schlumberger Ltd. .............     220,000       16,417,500
    Unocal Corp. ..................     320,000       10,600,000
                                                  --------------
                                                      86,185,662
                                                  --------------
PAPER & FOREST PRODUCTS -- 1.0%
    Bowater, Inc. .................      64,000        2,824,000
    Temple-Inland, Inc. ...........      48,000        2,016,000
    Weyerhaeuser Co. ..............     142,900        6,144,700
                                                  --------------
                                                      10,984,700
                                                  --------------
PHARMACEUTICALS -- 5.9%
    American Home Products
      Corp. .......................     300,000       17,625,000
    Merck & Co., Inc. .............     182,000       13,945,750
    Pfizer, Inc. ..................     475,750       22,835,999
    Pharmacia Corp. ...............     250,000       12,921,875
                                                  --------------
                                                      67,328,624
                                                  --------------

AST INVESCO EQUITY INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----

RAILROADS -- 3.6%
    Kansas City Southern
      Industries, Inc. ............     390,000   $   34,588,125
    Norfolk Southern Corp. ........     419,700        6,243,038
                                                  --------------
                                                      40,831,163
                                                  --------------
RETAIL & MERCHANDISING -- 3.1%
    RadioShack Corp................     380,000       18,002,500
    Target Corp. ..................     300,000       17,400,000
                                                  --------------
                                                      35,402,500
                                                  --------------
SEMICONDUCTORS -- 3.3%
    Intel Corp. ...................     145,500       19,451,531
    Maxim Integrated Products,
      Inc.*........................     273,000       18,546,938
                                                  --------------
                                                      37,998,469
                                                  --------------
TELECOMMUNICATIONS -- 8.9%
    AT&T Corp. ....................     150,000        4,743,750
    Bell Atlantic Corp.*...........     200,000       10,162,500
    BellSouth Corp. ...............     240,000       10,230,000
    Cable & Wireless Communications
      PLC..........................     210,000       10,513,125
    Cox Communications, Inc.
      Cl-A*........................     147,100        6,702,244
    Crown Castle International
      Corp.*.......................     155,000        5,657,500
    EchoStar Communications Corp.
      Cl-A*........................     146,000        4,833,969
    Nortel Networks Corp. NY
      Reg.*........................     258,000       17,608,499
    SBC Communications, Inc. ......     328,500       14,207,625
    U.S. West, Inc. ...............     200,000       17,150,000
                                                  --------------
                                                     101,809,212
                                                  --------------
UTILITIES -- 1.9%
    Alliant Energy Corp. ..........      88,400        2,298,400
    Duke Energy Corp. .............     129,000        7,272,375
    Enron Corp. ...................     100,000        6,450,000
    PG&E Corp. ....................     230,000        5,663,750
                                                  --------------
                                                      21,684,525
                                                  --------------
TOTAL COMMON STOCK
  (Cost $653,787,131)..............                  826,496,302
                                                  --------------

                                        PAR
                                       (000)
                                     ----------

CORPORATE OBLIGATIONS -- 20.6%
BROADCASTING -- 0.5%
    Chancellor Media Corp.
      8.00%, 11/01/08..............  $    2,000        2,017,500
    Chancellor Media Corp. L.A.
      Cl-B
      8.125%, 12/15/07.............       4,000        4,045,000
                                                  --------------
                                                       6,062,500
                                                  --------------
BUILDING MATERIALS -- 0.3%
    USG Corp.
      8.50%, 08/01/05..............       3,500        3,607,835
                                                  --------------
BUSINESS SERVICES -- 0.1%
    Intermedia Communications, Inc.
      [STEP]
      12.25%, 03/01/09.............       1,000          607,500
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                     ----------   --------------

CABLE TELEVISION -- 0.6%
    Charter Communication Holdings
      LLC
      8.625%, 04/01/09.............  $    2,000   $    1,767,500
    Comcast U.K. Cable Corp. [STEP]
      10.243%, 11/15/07............       4,000        3,750,000
    Diamond Cable Communications
      PLC [STEP]
      15.643%, 12/15/05............       1,500        1,430,625
                                                  --------------
                                                       6,948,125
                                                  --------------
CHEMICALS -- 0.2%
    Equistar Chemicals L.P.
      7.55%, 02/15/26..............       2,225        1,785,233
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 0.6%
    Juniper Networks, Inc.
      4.75%, 03/15/07..............       6,300        6,890,625
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.1%
    Park Place Entertainment
      9.375%, 02/15/07.............       1,500        1,507,500
                                                  --------------
FINANCIAL SERVICES -- 1.1%
    Associates Corp. of North
      America Cl-E
      7.375%, 06/11/07.............       2,400        2,375,736
    Resolution Funding Corp. [ZCB]
      6.58%, 04/15/09..............      18,000       10,159,902
                                                  --------------
                                                      12,535,638
                                                  --------------
HEALTHCARE SERVICES -- 0.1%
    FHP International Corp.
      7.00%, 09/15/03..............       1,000          956,095
                                                  --------------
HOTELS & MOTELS -- 0.2%
    Hilton Hotels Corp.
      7.20%, 12/15/09..............       2,000        1,754,614
                                                  --------------
INDUSTRIAL PRODUCTS -- 0.4%
    Heritage Media Corp.
      8.75%, 02/15/06..............       1,500        1,477,500
    Inland Steel Co. Cl-R
      7.90%, 01/15/07..............       2,000        1,790,000
    National Steel Corp.
      8.375%, 08/01/06.............       1,500        1,267,500
                                                  --------------
                                                       4,535,000
                                                  --------------
INSURANCE -- 0.4%
    The Equitable Companies, Inc.
      9.00%, 12/15/04..............       4,035        4,243,807
                                                  --------------
INTERNET SERVICES -- 0.2%
    Call-Net Enterprises, Inc.
      [STEP]
      10.80%, 05/15/09.............       2,000          730,000
    PSINet, Inc. Cl-B
      10.00%, 02/15/05.............       2,100        1,942,500
                                                  --------------
                                                       2,672,500
                                                  --------------

AST INVESCO EQUITY INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                     ----------   --------------

MACHINERY & EQUIPMENT -- 0.2%
    NationsRent, Inc.
      10.375%, 12/15/08............  $    1,950   $    1,257,750
    United Rentals, Inc.
      9.25%, 01/15/09..............         750          680,625
                                                  --------------
                                                       1,938,375
                                                  --------------
OIL & GAS -- 1.1%
    Atlantic Richfield Co.
      10.875%, 07/15/05............       3,000        3,463,740
    Canadian Forest Oil Ltd.
      8.75%, 09/15/07..............       1,500        1,417,500
    Cliffs Drilling Co. Cl-B
      10.25%, 05/15/03.............       1,160        1,168,700
    CMS Panhandle Holding Co.
      6.50%, 07/15/09..............       2,000        1,792,590
    Gulf Canada Resources Ltd.
      8.35%, 08/01/06..............       1,000          995,000
      8.25%, 03/15/17..............       1,000          925,000
    Noram Energy Corp. [CVT]
      6.00%, 03/15/12..............       1,929        1,687,875
    Snyder Oil Corp.
      8.75%, 06/15/07..............         650          656,500
    Sun Co., Inc.
      9.375%, 06/01/16.............       1,000        1,041,472
                                                  --------------
                                                      13,148,377
                                                  --------------
PAPER & FOREST PRODUCTS -- 0.8%
    Bowater, Inc.
      9.00%, 08/01/09..............       2,000        2,087,376
    Chesapeake Corp.
      7.20%, 03/15/05..............       5,000        4,663,450
    Quno Corp.
      9.125%, 05/15/05.............       2,150        2,197,887
                                                  --------------
                                                       8,948,713
                                                  --------------
PHARMACEUTICALS -- 0.1%
    Pharmerica, Inc.
      8.375%, 04/01/08.............       2,000        1,110,000
                                                  --------------
PRINTING & PUBLISHING -- 0.3%
    TV Guide, Inc.
      8.125%, 03/01/09.............         500          501,250
    World Color Press, Inc.
      7.75%, 02/15/09..............       3,000        2,782,500
                                                  --------------
                                                       3,283,750
                                                  --------------
TELECOMMUNICATIONS -- 5.5%
    Allegiance Telecom, Inc. Cl-B
      [STEP]
      11.489%, 02/15/08............       1,500        1,095,000
    AT&T Corp.
      6.00%, 03/15/09..............       2,000        1,786,190
    Centel Capital Corp.
      9.00%, 10/15/19..............       2,500        2,756,958
    East Telecom Group PLC
      10.089%, 02/01/07 [STEP].....       2,000        1,900,000
      11.875%, 12/01/08............       1,000        1,182,500
    GTE Corp.
      7.90%, 02/01/27..............       4,000        3,802,944

                                        PAR
                                       (000)          VALUE
                                     ----------   --------------

    Level 3 Communications, Inc.
      11.826%, 12/01/08 [STEP].....  $    6,250   $    3,828,125
    Lin Television Co.
      8.375%, 03/01/08.............       2,000        1,830,000
    McLeodUSA, Inc.
      10.994%, 03/01/07 [STEP].....       2,500        2,062,500
      9.50%, 11/01/08..............       1,000          982,500
    MetroNet Communications Corp.
      [STEP]
      10.75%, 11/01/07.............       1,750        1,540,000
      8.195%, 06/15/08.............      10,700        8,720,500
    NEXTLINK Communications, Inc.
      12.50%, 04/15/06.............       1,000        1,050,000
      9.625%, 10/01/07.............       2,500        2,368,750
    Paramount Communication 8.25%,
      08/01/22.....................       4,250        4,118,271
    Qwest Communications
      International, Inc. Cl-B
      [STEP]
      8.174%, 02/01/08.............       6,000        4,740,000
    RCN Corp.
      10.125%, 01/15/10............       1,500        1,256,250
    Renaissance Media Group [STEP]
      9.587%, 04/15/08.............       2,200        1,507,000
    Rogers Cantel, Inc.
      9.75%, 06/01/16..............       5,500        5,953,750
    TCI Telecommunications, Inc.
      7.875%, 02/15/26.............       2,500        2,490,130
    TeleCommunications, Inc.
      9.80%, 02/01/12..............       2,000        2,299,382
    Time Warner Telecom LLC
      9.75%, 07/15/08..............       2,000        1,945,000
    US West Communications
      5.65%, 11/01/04..............       5,000        4,619,995
                                                  --------------
                                                      63,835,745
                                                  --------------
UTILITIES -- 7.8%
    Arizona Public Service Co.
      8.00%, 02/01/25..............       3,000        2,855,583
    Cleveland Electric Illuminating
      Co.
      9.00%, 07/01/23..............       1,000          995,840
    Cleveland Electric Illuminating
      Co. Cl-B
      9.50%, 05/15/05..............       3,000        3,058,089
    Cleveland Electric Illuminating
      Co. Cl-D
      7.88%, 11/01/17..............       2,500        2,394,010
    Commonwealth Edison Co.
      7.00%, 07/01/05..............       2,500        2,432,893
      8.25%, 10/01/06..............       2,000        2,044,536
      8.625%, 02/01/22.............       3,000        2,968,542
      8.375%, 02/15/23.............         400          394,683
    Consumers Energy Co.
      7.375%, 09/15/23.............       2,500        2,235,963
    Duquesne Light Co.
      7.55%, 06/15/25..............       4,500        4,120,542
    El Paso Electric Co.
      8.90%, 02/01/06..............       4,950        5,110,874

AST INVESCO EQUITY INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                     ----------   --------------

    El Paso Electric Co. Cl-C
      8.25%, 02/01/03..............  $    1,500   $    1,510,077
    Gulf Power Co.
      6.875%, 01/01/26.............       3,000        2,596,158
    Gulf States Utilities
      8.70%, 04/01/24..............       1,000          997,823
    Indiana Michigan Power
      8.50%, 12/15/22..............       4,000        3,991,144
    Jersey Central Power & Light
      Co.
      7.98%, 02/16/23..............       1,500        1,417,364
      7.50%, 05/01/23..............       2,500        2,304,298
    Kentucky Utility Energy Corp.
      7.55%, 06/01/25..............       1,500        1,401,380
    Metropolitan Edison Co. Cl-B
      8.15%, 01/30/23..............       2,975        2,881,728
    New York State Electric & Gas
      Corp. 8.30%, 12/15/22........       1,400        1,375,626
      8.30%, 12/15/22..............         475          471,813
    Niagara Mohawk Power Corp.
      8.75%, 04/01/22..............       2,683        2,716,760
      8.50%, 07/01/23..............       1,000        1,000,576
    Niagara Mohawk Power Corp. Cl-H
      [STEP]
      7.562%, 07/01/10.............       3,250        2,502,500
    Penn Power Co.
      8.50%, 07/15/22..............       1,000          972,379
    Potomac Edison Co.
      8.00%, 06/01/24..............       2,000        1,932,898
      7.75%, 05/01/25..............       3,400        3,227,171
    Potomac Electric Power
      8.50%, 05/15/27..............       1,000        1,019,965
    Public Service Electric & Gas
      Co.
      6.375%, 05/01/08.............       1,000          934,376
    Public Service of Colorado
      9.875%, 07/01/20.............       2,500        2,617,635
    Public Service of New Mexico
      7.50%, 08/01/18..............       1,500        1,391,286
    Public Service of New Mexico
      Cl-A
      7.10%, 08/01/05..............       3,500        3,383,188
    Texas Utilities
      8.50%, 08/01/24..............       5,000        4,951,109
    TXU Corp.
      7.875%, 04/01/24.............       4,000        3,778,368
    TXU Electric Capital Corp.
      8.175%, 01/30/37.............       2,000        2,004,218
    Union Electric Co.
      8.25%, 10/15/22..............       4,750        4,697,573
    Western Massachusetts Electric
      Co. Cl-V
      7.75%, 12/01/02..............         941          934,241
    Wisconsin Electric & Power
      8.375%, 12/02/26.............       4,500        4,498,349
                                                  --------------
                                                      90,121,558
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $250,754,014)..............                  236,493,490
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                     ----------   --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.0%
    Federal Home Loan Mortgage
      Corp.
      6.50%, 09/01/11-02/01/30
    (Cost $12,018,382).............  $   12,444   $   12,023,202
                                                  --------------
U.S. TREASURY OBLIGATIONS -- 0.9%
    U.S. Treasury Notes
      5.875%, 11/15/04
    (Cost $9,763,015)..............      10,000        9,850,242
                                                  --------------

                                       SHARES
                                       ------

PREFERRED STOCK -- 0.4%
METALS & MINING -- 0.0%
    Kinam Gold, Inc. $3.75 Cl-B....      20,000          450,000
                                                  --------------
TELECOMMUNICATIONS -- 0.4%
    Cincinnati Bell, Inc. Cl-B
      12.50%.......................       3,500        3,543,750
    Global Crossing Holdings Ltd.
      10.50% [PIK].................      10,000          967,500
                                                  --------------
                                                       4,511,250
                                                  --------------
TOTAL PREFERRED STOCK
  (Cost $5,819,700)................                    4,961,250
                                                  --------------

                                        PAR
                                       (000)
                                     ----------

COMMERCIAL PAPER -- 2.3%
    Chevron Corp.
      6.72%, 07/06/00..............  $   16,000       16,000,000
    Ford Motor Credit Corp.
      6.72%, 07/03/00..............      10,000       10,000,000
                                                  --------------
    (Cost $26,000,000).............                   26,000,000
                                                  --------------

                                       SHARES
                                       ------

SHORT-TERM INVESTMENTS -- 3.3%
    Temporary Investment Cash
      Fund.........................  18,668,774       18,668,774
    Temporary Investment Fund......  18,668,774       18,668,774
                                                  --------------
    (Cost $37,337,548).............                   37,337,548
                                                  --------------
TOTAL INVESTMENTS -- 100.7%
  (Cost $995,479,790)..............                1,153,162,034
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.7%).................                   (7,725,888)
                                                  --------------
NET ASSETS -- 100.0%...............               $1,145,436,146
                                                  ==============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST JANUS SMALL-CAP GROWTH PORTFOLIO
- -----------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----

COMMON STOCK -- 94.8%
ADVERTISING -- 3.7%
    Getty Images, Inc.*.............    176,435   $    6,539,122
    Interep National Radio Sales,
      Inc.*.........................    180,335          958,030
    Lamar Advertising Co.*..........    303,945       13,164,618
    TMP Worldwide, Inc.*............    250,535       18,492,614
                                                  --------------
                                                      39,154,384
                                                  --------------
BROADCASTING -- 8.4%
    Acme Communications, Inc.*......    166,100        3,031,325
    ACTV, Inc.*.....................     97,890        1,462,232
    Citadel Communications Corp.*...    418,630       14,625,885
    Cox Radio, Inc.*................    254,530        7,126,840
    Cumulus Media, Inc.*............    238,350        2,174,944
    Entercom Communications
      Corp.*........................    172,715        8,419,856
    NDS Group PLC*..................    163,420        9,968,620
    Radio One, Inc.*................    301,475        8,912,355
    Radio One, Inc. Cl-D*...........    602,950       13,302,584
    Radio Unica Corp.*..............    273,750        1,916,250
    Regent Communications, Inc.*....    775,600        6,665,313
    Spanish Broadcasting Systems,
      Inc.*.........................    434,580        8,936,051
    Wink Communications, Inc.*......     69,920        2,132,560
                                                  --------------
                                                      88,674,815
                                                  --------------
BUSINESS SERVICES -- 5.8%
    Adelphia Business Solutions,
      Inc.*.........................    349,925        8,113,886
    AnswerThink Consulting Group,
      Inc.*.........................    181,220        3,012,783
    Avenue A, Inc.*.................     93,905          827,538
    Brightpoint, Inc.*..............    427,145        3,697,474
    CIBER, Inc.*....................    363,560        4,817,170
    Eloyalty Corp.*.................    134,405        1,713,664
    Informatica Corp.*..............    250,180       20,499,123
    Iron Mountain, Inc.*............    137,980        4,527,469
    PurchasePro.com, Inc.*..........    274,915       11,271,514
    Tanning Technology Corp.*.......    137,455        2,646,009
                                                  --------------
                                                      61,126,630
                                                  --------------
CABLE TELEVISION -- 0.2%
    Classic Communications, Inc.*...    177,870        1,589,713
                                                  --------------
CAPITAL GOODS -- 0.7%
    Mettler-Toledo International,
      Inc.*.........................    177,270        7,057,562
                                                  --------------
CHEMICALS -- 0.6%
    Lyondell Chemical Co. ..........    401,320        6,722,110
                                                  --------------
COMPUTER HARDWARE -- 2.3%
    Insight Enterprises, Inc.*......    405,082       24,026,426
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 8.1%
    Brio Technology, Inc.*..........    201,360        4,266,315
    Broadbase Software, Inc.*.......    238,355        7,299,622
    Exchange Applications, Inc.*....    152,300        4,054,988
    HNC Software, Inc.*.............     51,295        3,167,466
    InterTrust Technologies
      Corp.*........................    209,940        4,316,891
    JNI Corp.*......................     19,380          612,893
    Media 100, Inc.*................    265,230        6,829,673
    net.Genesis Corp.*..............    103,625        1,871,727
    NetIQ Corp.*....................    180,985       10,791,230
    Numerical Technologies, Inc.*...     89,430        4,348,534

                                       SHARES         VALUE
                                       ------         -----

    OTG Software, Inc.*.............    146,325   $    4,179,408
    Pinnacle Systems, Inc.*.........    101,680        2,286,211
    Quest Software, Inc.*...........    138,345        7,660,853
    Razorfish, Inc.*................    408,020        6,553,821
    Scient Corp.*...................    205,645        9,074,085
    Silverstream Software, Inc.*....     99,505        5,746,414
    Software.com, Inc.*.............     19,460        2,527,368
                                                  --------------
                                                      85,587,499
                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Meade Instruments Corp.*........     82,180        2,064,773
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.3%
    Aeroflex, Inc.*.................     74,385        3,696,005
    Capstone Turbine Corp.*.........    146,900        6,619,681
    Dionex Corp.*...................    287,965        7,703,064
    Methode Electronics, Inc.
      Cl-A..........................    128,035        4,945,352
    Robotic Vision Systems, Inc.*...     89,410        1,609,380
                                                  --------------
                                                      24,573,482
                                                  --------------
ENTERTAINMENT & LEISURE -- 4.3%
    Ackerley Group, Inc.............     38,865          456,664
    Championship Auto Racing Teams,
      Inc.*.........................    209,810        5,350,155
    Park Place Entertainment
      Corp.*........................    559,480        6,818,663
    Playboy Enterprises, Inc.
      Cl-B*.........................    243,115        3,130,106
    Premier Parks, Inc.*............    296,635        6,748,446
    SFX Entertainment, Inc. Cl-A*...    301,040       13,640,874
    Station Casinos, Inc.*..........    359,755        8,993,875
                                                  --------------
                                                      45,138,783
                                                  --------------
FINANCIAL SERVICES -- 0.8%
    Investors Financial Service
      Corp..........................    219,670        8,718,153
                                                  --------------
HEALTHCARE SERVICES -- 2.2%
    Accredo Health, Inc.*...........    253,690        8,768,161
    Apria Healthcare Group, Inc.*...  1,140,510       13,971,247
                                                  --------------
                                                      22,739,408
                                                  --------------
HOTELS & MOTELS -- 0.3%
    Hospitality Properties Trust....    124,910        2,818,282
                                                  --------------
INSURANCE -- 0.5%
    StanCorp Financial Group,
      Inc. .........................    173,315        5,567,744
                                                  --------------
INTERNET SERVICES -- 13.9%
    724 Solutions, Inc.*............    133,815        5,871,133
    AppliedTheory Corp.*............    190,375        2,855,625
    AppNet Systems, Inc.*...........    354,220       12,751,920
    Ask Jeeves, Inc.*...............      7,715          139,352
    Digital Impact, Inc.*...........    149,650        2,113,806
    eSoft, Inc.*....................    110,850          775,950
    Globix Corp.*...................  1,074,060       31,483,384
    internet.com Corp.*.............    141,115        2,778,202
    IntraNet Solutions, Inc.*.......    273,350       10,489,806
    Lante Corp.*....................     82,195        1,679,860
    Liberate Technologies, Inc.*....    348,165       10,205,587
    NaviSite, Inc.*.................    273,150       11,421,084
    PSINet, Inc.*...................    178,170        4,476,521
    Rare Medium Group, Inc.*........    112,710        1,782,227
    Register.com, Inc.*.............    100,450        3,070,003

AST JANUS SMALL-CAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----

    Retek, Inc.*....................     66,690   $    2,134,080
    Selectica, Inc.*................     81,905        5,738,469
    Tumbleweed Communications
      Corp.*........................     38,690        1,968,354
    Verio, Inc.*....................    308,115       17,095,568
    VerticalNet, Inc.*..............    415,440       15,345,315
    Vicinity Corp.*.................    103,645        2,034,033
                                                  --------------
                                                     146,210,279
                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Celera Genomics Group*..........     64,590        6,039,165
    Invitrogen Corp.*...............     87,205        6,558,089
                                                  --------------
                                                      12,597,254
                                                  --------------
OIL & GAS -- 0.3%
    Core Laboratories NV*...........    119,880        3,476,520
                                                  --------------
PERSONAL SERVICES -- 0.6%
    Career Education Corp.*.........    121,725        5,903,663
                                                  --------------
PHARMACEUTICALS -- 9.9%
    Abgenix, Inc.*..................    216,180       25,911,200
    BioCryst Pharmaceuticals,
      Inc.*.........................    316,190        9,070,701
    Celgene Corp.*..................    168,570        9,924,559
    Cubist Pharmaceuticals, Inc.*...    150,580        7,416,065
    Enzon, Inc.*....................    627,560       26,671,299
    Priority Healthcare Corp.
      Cl-B*.........................    118,665        8,818,293
    Professional Detailing, Inc.*...    193,930        6,605,741
    QLT PhotoTherapeutics, Inc.*....    119,540        9,241,936
                                                  --------------
                                                     103,659,794
                                                  --------------
PRINTING & PUBLISHING -- 1.6%
    Valassis Communications,
      Inc.*.........................    448,542       17,100,664
                                                  --------------
RESTAURANTS -- 0.2%
    P.F. Chang's China Bistro,
      Inc.*.........................     60,360        1,927,748
                                                  --------------
RETAIL & MERCHANDISING -- 1.7%
    Ames Department Stores, Inc.*...    130,185        1,008,934
    Linens 'n Things, Inc.*.........    152,560        4,138,190
    pcOrder.com, Inc.*..............     68,915          534,091
    Rent-Way, Inc.*.................    172,165        5,089,628
    School Specialty, Inc.*.........    398,055        7,388,896
                                                  --------------
                                                      18,159,739
                                                  --------------
SEMICONDUCTORS -- 13.2%
    Alpha Industries, Inc.*.........    611,384       26,939,107
    ATMI, Inc.*.....................    345,660       16,073,190
    Marvell Technology Group
      Ltd.*.........................    177,685       10,128,045
    Mattson Technology, Inc.*.......    144,480        4,695,600
    Pixelworks, Inc.*...............    123,445        2,808,374
    Quicklogic Corp.*...............     81,720        1,818,270
    SDL, Inc.*......................    186,800       53,273,024
    Silicon Image, Inc.*............     39,740        1,982,033
    TriQuint Semiconductor, Inc.*...    108,590       10,390,706
    Virata Corp.*...................    184,670       11,010,949
                                                  --------------
                                                     139,119,298
                                                  --------------
TELECOMMUNICATIONS -- 11.0%
    Accelerated Networks, Inc.*.....     34,185        1,442,180
    Adaptive Broadband Corp.*.......    179,370        6,591,848

                                       SHARES         VALUE
                                       ------         -----

    Alamosa PCS Holdings, Inc.*.....    125,455   $    2,618,873
    Avanex Corp.*...................     12,610        1,204,255
    Caprock Communications Corp.*...    425,495        8,297,153
    Centillium Commuications,
      Inc.*.........................     50,765        3,502,785
    CTC Communications Group,
      Inc.*.........................    256,372        9,229,392
    i3 Mobile, Inc.*................     93,365        1,715,582
    IDT Corp.*......................    156,600        5,314,613
    Interwave Communications
      International Ltd.*...........     74,880        1,048,320
    Natural MicroSystems Corp.*.....    161,960       18,210,377
    Net2000 Communications, Inc.*...    159,240        2,607,555
    Netro Corp.*....................     53,205        3,052,637
    New Focus, Inc.*................     48,550        3,987,169
    NorthEast Optic Network,
      Inc.*.........................    255,630       15,753,198
    Pac-West Telecomm, Inc.*........    259,450        5,189,000
    Price Communications Corp.*.....     88,300        2,080,569
    Research in Motion Ltd.*........     51,775        2,342,819
    SBA Communications Corp.*.......     25,505        1,324,666
    Terayon Communication Systems,
      Inc.*.........................     50,585        3,249,296
    Viatel, Inc.*...................    344,135        9,829,355
    WinStar Communications, Inc.*...    204,270        6,919,646
                                                  --------------
                                                     115,511,288
                                                  --------------
UTILITIES -- 0.8%
    Avista Corp.....................    464,955        8,107,653
                                                  --------------
TOTAL COMMON STOCK
  (Cost $788,701,958)...............                 997,333,664
                                                  --------------

                                         PAR
                                        (000)
                                        -----

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.3%
    Federal Home Loan Bank
      6.26%, 09/27/00...............  $  25,000       24,613,097
      6.43%, 08/15/00...............     10,000        9,919,625
                                                  --------------
    (Cost $34,537,069)..............                  34,532,722
                                                  --------------

                                       SHARES
                                       ------

FOREIGN STOCK -- 2.0%
AUTOMOBILE MANUFACTURERS - 0.0%
    Ducati Motor Holding SPA --
      (ITL)*........................    187,726          524,560
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.6%
    Corporacion Interamericana de
      Entretenimento -- (MXP)*......  1,476,200        5,878,891
                                                  --------------
TELECOMMUNICATIONS -- 1.4%
    Cogeco Cable, Inc. -- (CAD).....    322,013        7,823,920
    Moffat Communications Ltd. --
      (CAD).........................    370,130        6,744,761
                                                  --------------
                                                      14,568,681
                                                  --------------
TOTAL FOREIGN STOCK
  (Cost $15,152,148)................                  20,972,132
                                                  --------------

AST JANUS SMALL-CAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                         PAR
                                        (000)         VALUE
                                        -----         -----

CORPORATE OBLIGATIONS -- 0.3%
INTERNET SERVICES -- 0.2%
    Globix Corp.
      12.50%, 02/01/10..............  $     877   $      723,525
    Verio, Inc.
      11.25%, 12/01/08..............      1,430        1,612,325
                                                  --------------
                                                       2,335,850
                                                  --------------
TELECOMMUNICATIONS -- 0.1%
    Radio One, Inc. Cl-B
      12.00%, 05/15/04..............      1,174        1,273,790
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $3,653,142).................                   3,609,640
                                                  --------------
COMMERCIAL PAPER -- 0.9%
    CIT Group Holdings, Inc.
      6.84%, 07/03/00
    (Cost $9,596,352)...............      9,600        9,596,352
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----

SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash
      Fund..........................     38,497   $       38,497
    Temporary Investment Fund.......     38,496           38,496
                                                  --------------
    (Cost $76,993)..................                      76,993
                                                  --------------
TOTAL INVESTMENTS -- 101.3%
  (Cost $851,717,662)...............               1,066,121,503
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.3%)..................                 (13,958,858)
                                                  --------------
NET ASSETS -- 100.0%................              $1,052,162,645
                                                  ==============

- ------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

FOREIGN STOCK -- 91.7%
AUSTRALIA -- 1.6%
    News Corp. Ltd. [ADR].............    132,500   $  7,221,250
                                                    ------------
BRAZIL -- 1.3%
    Petroleo Brasileiro SA*...........    189,725      5,731,876
                                                    ------------
CANADA -- 3.9%
    Celestica, Inc. NY Reg.*..........    107,954      5,357,217
    Nortel Networks Corp. NY Reg.*....    182,900     12,482,925
                                                    ------------
                                                      17,840,142
                                                    ------------
DENMARK -- 2.9%
    Den Danske Bank...................      6,600        797,209
    ISS AS............................     44,400      3,394,692
    Novo-Nordisk AS Cl-B..............     38,445      6,570,402
    Tele Danmark AS...................     32,740      2,212,915
                                                    ------------
                                                      12,975,218
                                                    ------------
FINLAND -- 3.5%
    Nokia Corp. Cl-A [ADR]............    176,000      8,789,000
    Sonera Group Oyj..................    127,806      5,850,016
    Tieto Corp. Cl-B..................     35,900      1,202,746
                                                    ------------
                                                      15,841,762
                                                    ------------
FRANCE -- 13.2%
    Alcatel Corp......................    126,608      8,337,777
    Altran Technologies SA............     12,515      2,460,532
    Aventis SA........................     51,700      3,788,789
    AXA SA............................     42,775      6,765,601
    Business Objects SA*..............     22,800      2,009,250
    Pinault-Printemps Redoute SA......     21,800      4,862,788
    Sagem SA..........................      2,100      2,472,009
    Societe Generale..................     65,976      3,984,363
    Societe Television Francaise......     69,100      4,835,410
    STMicroelectronics NV NY Reg. ....    115,500      7,413,656
    Suez Lyonnaise des Eaux...........     40,000      7,036,043
    Total Fina SA Cl-B*...............     14,900      2,293,846
    Vivendi...........................     39,130      3,467,761
                                                    ------------
                                                      59,727,825
                                                    ------------
GERMANY -- 3.9%
    Intershop Communications AG.......      8,966      4,116,865
    Marschollek, Lautenschlaeger Und
      Partner AG......................      7,179      3,014,189
    SAP AG [ADR]......................     22,000      1,032,625
    Schering AG.......................     24,400      1,334,375
    Siemens AG........................     53,820      8,089,510
                                                    ------------
                                                      17,587,564
                                                    ------------
HONG KONG -- 3.6%
    Cheung Kong Holdings Ltd. ........    142,000      1,571,193
    China Telecom Ltd. ...............    805,000      7,099,877
    China Unicom Ltd. ................     67,000        142,251
    China Unicom Ltd. [ADR]*..........     54,400      1,156,000
    Citic Pacific Ltd. ...............    320,000      1,674,913
    Hutchison Whampoa Ltd. ...........    382,000      4,802,547
                                                    ------------
                                                      16,446,781
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----

ISRAEL -- 1.2%
    Check Point Software Technologies
      Ltd.*...........................     26,100   $  5,526,675
                                                    ------------
ITALY -- 4.6%
    Alleanza Assicurazioni............    234,900      3,141,157
    Banco Intesa SPA..................  1,112,722      5,002,555
    Mediaset SPA......................    177,942      2,729,172
    Mediolanum SPA....................    191,920      3,134,890
    Mondadori, (Arnoldo) Editore
      SPA.............................    147,800      3,386,139
    Telecom Italia SPA................    235,620      3,252,423
                                                    ------------
                                                      20,646,336
                                                    ------------
JAPAN -- 14.8%
    Canon, Inc. ......................    112,000      5,589,334
    Fuji Television Network, Inc. ....        121      1,898,461
    Hitachi Ltd. .....................    422,000      6,102,559
    Hoya Corp. .......................     35,000      3,142,677
    Japan Telecom Co. Ltd. ...........         59      2,565,181
    Kao Corp. ........................     64,000      1,959,896
    Keyence Corp. ....................      3,100      1,025,505
    Kyocera Corp. ....................     27,900      4,743,987
    Nomura Securities Co. Ltd. .......    150,000      3,679,059
    NTT Mobile Communication Network,
      Inc. ...........................         84      2,278,606
    Orix Corp. .......................     18,800      2,780,868
    Pioneer Corp. ....................     53,000      2,068,874
    Sharp Corp. ......................    263,000      4,660,850
    SoftBank Corp. ...................      5,400        734,961
    Sony Corp. .......................     31,800      2,975,572
    Takeda Chemical Industries
      Ltd. ...........................     34,000      2,236,641
    Tokyo Electron Ltd. ..............     35,000      4,803,334
    Toshiba Corp. ....................    579,000      6,550,597
    Toyota Motor Corp. ...............     50,000      2,282,576
    Tyco International Ltd. ..........    119,800      5,675,525
                                                    ------------
                                                      67,755,063
                                                    ------------
KOREA -- 2.7%
    Hyundai Motor Co. Ltd.  ..........     96,320      1,235,328
    Samsung Electronics Co. ..........     27,670      9,157,254
    SK Telecom Co. Ltd. ..............      5,100      1,669,524
                                                    ------------
                                                      12,062,106
                                                    ------------
MEXICO -- 1.4%
    Grupo Televisa SA [GDR]...........     22,734      1,567,225
    Telefonos de Mexico SA Cl-L
      [ADR]...........................     81,828      4,674,425
                                                    ------------
                                                       6,241,650
                                                    ------------
NETHERLANDS -- 5.8%
    ASM Lithography Holding NV NY
      Reg. ...........................     26,500      1,169,313
    Getronics NV......................    162,300      2,512,601
    ING Groep NV......................     53,942      3,660,941
    Koninklijke (Royal) Philips
      Electronics NV NY Reg. .........    193,200      9,176,999
    Royal Dutch Petroleum Co. ........     40,600      2,499,438

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

    United Pan-Europe Communications
      NV..............................     43,301   $  1,136,900
    VNU NV............................    122,070      6,330,509
                                                    ------------
                                                      26,486,701
                                                    ------------
PORTUGAL -- 0.5%
    Telecel-Comunicacoes Pessoais
      SA..............................    139,974      2,133,423
                                                    ------------
SPAIN -- 1.7%
    Banco Popular Espanol SA..........     10,300        319,900
    Sogecable SA......................     39,808      1,420,297
    Telefonica SA*....................    281,195      6,064,885
                                                    ------------
                                                       7,805,082
                                                    ------------
SWEDEN -- 5.5%
    Assa Abloy AB Cl-B................    179,864      3,629,796
    Atlas Copco AB....................     24,460        474,100
    Atlas Copco AB Cl-B...............     32,900        618,934
    Ericsson, (L.M.) Telephone Co.
      [ADR]...........................    369,600      7,392,001
    Modern Times Group AB Cl-B........     41,129      1,969,528
    Netcom AB Cl-B....................     39,129      2,904,320
    Nordbanken Holding Co. AB.........    437,056      3,313,779
    Securitas AB Cl-B.................    209,745      4,471,961
                                                    ------------
                                                      24,774,419
                                                    ------------
SWITZERLAND -- 6.6%
    ABB AG............................     56,290      6,759,009
    Adecco SA.........................      3,891      3,316,540
    Credit Suisse Group...............     33,440      6,673,317
    Julius Baer Holdings AG Cl-B......      1,027      4,073,718
    Novartis AG.......................      3,856      6,127,598
    Swatch Group AG...................      2,479      3,161,885
                                                    ------------
                                                      30,112,067
                                                    ------------
UNITED KINGDOM -- 13.0%
    Amvescap PLC......................    328,600      5,273,120
    Barclays PLC......................     46,800      1,164,066
    Cable & Wireless PLC..............    304,532      5,158,903
    Capita Group PLC..................     90,800      2,222,748
    Centrica PLC......................  1,175,861      3,925,174
    CMG PLC...........................    161,000      2,281,372
    Colt Telecom Group PLC............     59,574      1,984,147
    Compass Group PLC.................    153,300      2,020,251
    Diageo PLC........................    299,143      2,685,517
    Energis PLC.......................     66,454      2,492,968
    Hays PLC..........................    332,700      1,856,028
    Logica PLC........................     77,200      1,827,883
    Misys PLC.........................    277,100      2,340,804
    Pearson PLC.......................     93,600      2,975,702
    SEMA Group PLC....................    144,381      2,054,623
    Telewest Communications PLC.......    420,700      1,452,117
    Vodafone AirTouch PLC.............  3,302,900     13,350,605
    WPP Group PLC.....................    256,800      3,751,601
                                                    ------------
                                                      58,817,629
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $389,677,972).................               415,733,569
                                                    ------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.5%
    Federal Home Loan Bank
      6.23%, 07/03/00
    (Cost $29,289,859)................  $  29,300   $ 29,289,859
                                                    ------------

                                         SHARES
                                         ------

U.S. STOCK -- 2.2%
COMPUTER SERVICES & SOFTWARE -- 0.7%
    Comverse Technology, Inc. ........     33,500      3,115,500
                                                    ------------
SEMICONDUCTORS -- 0.9%
    JDS Uniphase Corp. ...............     36,100      4,327,488
                                                    ------------
TELECOMMUNICATIONS -- 0.6%
    Amdocs Ltd. ......................     35,400      2,716,950
                                                    ------------
TOTAL U.S. STOCK
  (Cost $9,303,208)...................                10,159,938
                                                    ------------
TOTAL INVESTMENTS -- 100.4% (Cost
  $428,271,039).......................               455,183,366
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.4%)....................                (1,899,015)
                                                    ------------
NET ASSETS -- 100.0%..................              $453,284,351
                                                    ============

Foreign currency exchange contracts outstanding at June 30, 2000:

                                             IN                      UNREALIZED
SETTLEMENT                 CONTRACTS      EXCHANGE    CONTRACTS    APPRECIATION/
  MONTH      TYPE         TO RECEIVE        FOR        AT VALUE    (DEPRECIATION)
- ---------------------------------------------------------------------------------

07/00        Buy    CHF        742,895   $  452,130   $  457,017      $  4,887
07/00        Buy    EUR      1,763,231    1,669,686    1,690,587        20,901
07/00        Buy    JPY    201,695,471    1,919,954    1,907,225       (12,729)
                                         ----------   ----------      --------
                                         $4,041,770   $4,054,829      $ 13,059
                                         ==========   ==========      ========

                                             IN                        UNREALIZED
SETTLEMENT                 CONTRACTS      EXCHANGE      CONTRACTS    APPRECIATION/
  MONTH      TYPE         TO DELIVER         FOR        AT VALUE     (DEPRECIATION)
- -----------------------------------------------------------------------------------

07/00        Sell   EUR        799,255   $   759,999   $   766,792      $(6,793)
07/00        Sell   GBP        132,117       198,884       200,020       (1,136)
07/00        Sell   JPY  1,150,678,000    10,968,642    10,927,409       41,233
                                         -----------   -----------      -------
                                         $11,927,525   $11,894,221      $33,304
                                         ===========   ===========      =======

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II
- ------------------------------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 2000. Percentages are based on net assets.

INDUSTRY
- --------

Advertising.........................................   0.8%
Aerospace...........................................   0.5%
Automobile Manufacturers............................   0.8%
Beverages...........................................   0.6%
Broadcasting........................................   8.1%
Business Services...................................   7.6%
Computer Hardware...................................   3.9%
Computer Services & Software........................   2.0%
Consumer Products & Services........................   1.7%
Electronic Components & Equipment...................  11.4%
Financial -- Bank & Trust...........................   6.4%
Financial Services..................................   3.3%
Food................................................   0.4%
Healthcare Services.................................   0.7%
Industrial Products.................................   1.8%
Insurance...........................................   2.9%
Machinery & Equipment...............................   0.2%
Metals & Mining.....................................   0.8%
Office Equipment....................................   1.2%
Oil & Gas...........................................   3.2%
Pharmaceuticals.....................................   4.4%
Real Estate.........................................   0.3%
Retail & Merchandising..............................   1.8%
Semiconductors......................................   2.7%
Telecommunications..................................  22.6%
Utilities...........................................   1.6%
                                                      -----
Total...............................................  91.7%
                                                      =====

- ------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----

FOREIGN BONDS -- 50.5%
AUSTRALIA -- 0.4%
    Publishing and Broadcasting
      Finance Ltd.
      6.25%, 11/01/06.................       600    $    569,776
                                                    ------------
CANADA -- 1.6%
    Canadian Government
      5.50%, 06/01/09.................     2,570       1,692,034
    Province of Ontario
      1.875%, 01/25/10................    50,000         474,166
                                                    ------------
                                                       2,166,200
                                                    ------------
DENMARK -- 2.9%
    Kingdom of Denmark
      6.00%, 11/15/02.................    20,000       2,578,722
      8.00%, 03/15/06.................    10,000       1,422,486
                                                    ------------
                                                       4,001,208
                                                    ------------
EUROPEAN CURRENCY UNIT -- 3.2%
    American Standard Co., Inc.
      7.125%, 06/01/06................       340         320,054
    Carrier 1
      13.25%, 02/15/09................       120         117,906
    Dura Operating Corp.
      9.00%, 05/01/09.................       131         121,808
    Flextronics International Ltd.
      144A
      9.75%, 07/01/10.................       375         368,458
    Hermes Europe Railtel
      10.375%, 01/15/06...............       320         250,000
    Huntsman ICI Chemicals
      10.125%, 07/01/09...............       280         277,799
    IFCO Systems NV 144A
      10.625%, 03/15/10...............       219         219,378
    Level 3 Communications 144A
      11.25%, 03/15/10................       211         193,160
    Lloyds TSB Bank PLC
      5.625%, 07/15/49................       600         519,076
    Metromedia Fiber Network
      10.00%, 12/15/09................       176         161,972
    Orange PLC
      7.625%, 08/01/08................       320         319,018
    Public Power Corp.
      4.50%, 03/12/09.................       700         585,928
    Slovenian Government
      5.375%, 05/27/05................       300         280,459
    Standard Chartered Bank
      5.375%, 05/06/09................       700         609,782
                                                    ------------
                                                       4,344,798
                                                    ------------
FRANCE -- 9.0%
    French Government
      4.00%, 04/25/09.................     1,145         993,314
      5.50%, 04/25/29.................     1,340       1,278,087

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----

    French Treasury Bill
      4.50%, 07/12/02.................     9,642    $  9,153,060
    SunAmerica Institutional Funding
      5.25%, 05/20/09.................     5,500         758,956
                                                    ------------
                                                      12,183,417
                                                    ------------
GERMANY -- 8.8%
    Bank Nederlandse Gemeenten
      6.25%, 08/10/00.................     1,000         490,952
      5.25%, 10/01/01.................     2,100       1,029,404
    Colt Telecom Group PLC
      8.875%, 11/30/07................       470         229,204
    German Government
      4.50%, 05/17/02.................         7       6,436,432
      4.75%, 07/04/28.................     1,120         959,279
    KFW International Finance, Inc.
      6.75%, 06/20/05.................     2,301       2,323,641
    Minnesota Mining & Manufacturing
      Co.
      5.00%, 10/15/01.................       900         439,320
                                                    ------------
                                                      11,908,232
                                                    ------------
GREECE -- 1.8%
    Greek Government
      6.50%, 01/11/14.................   850,000       2,478,778
                                                    ------------
ITALY -- 4.6%
    Italian Government
      9.00%, 10/01/03.................     5,565       5,910,426
      7.25%, 11/01/26.................       328         368,401
                                                    ------------
                                                       6,278,827
                                                    ------------
JAPAN -- 6.6%
    Central Bank of Tunisia
      4.95%, 09/27/11.................    65,000         698,832
    Japanese Government
      0.90%, 12/22/08.................   400,000       3,541,726
      1.80%, 06/21/10.................    80,000         762,016
      2.40%, 03/20/20.................    50,000         493,835
    Korea Development Bank
      2.56%, 06/26/01.................   100,000         956,717
      1.875%, 02/13/02................    60,000         571,026
    Republic of Austria
      4.50%, 09/28/05.................   170,000       1,881,221
                                                    ------------
                                                       8,905,373
                                                    ------------
KOREA -- 0.5%
    Korea Industrial Leasing
      2.20%, 08/07/02.................    70,000         668,232
                                                    ------------
MEXICO -- 0.2%
    United Mexican States
      3.85%, 12/31/19.................    35,000         320,884
                                                    ------------

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----

NETHERLANDS -- 2.9%
    Netherlands Government
      5.75%, 01/15/04.................     2,541    $  2,485,908
    Tecnost International NV
      5.375%, 07/30/04................     1,300       1,189,652
    United Pan-Europe Communications
      10.875%, 08/01/09...............       400         335,506
                                                    ------------
                                                       4,011,066
                                                    ------------
PORTUGAL -- 0.4%
    European Investment Bank
      5.25%, 03/23/02.................   100,000         480,844
                                                    ------------
RUSSIA -- 0.4%
    Russia Ofz
      30.00%, 07/14/00-09/25/00
        [VR]++........................     5,103          99,109
      58.75%, 12/15/01 [ZCB]++........     1,457          25,598
    Russian Federation
      11.75%, 06/10/03................       400         371,760
                                                    ------------
                                                         496,467
                                                    ------------
SOUTH AFRICA -- 1.5%
    Republic of South Africa
      13.00%, 08/31/10................    15,000       2,071,664
                                                    ------------
SPAIN -- 0.5%
    Spanish Government
      6.00%, 01/31/29.................       662         655,361
                                                    ------------
SWEDEN -- 0.6%
    Swedish Government
      5.00%, 01/28/09.................     7,400         827,294
                                                    ------------
UNITED KINGDOM -- 4.6%
    Abbey National Treasury
      5.25%, 01/21/04.................       780       1,130,294
    Alliance & Leicester BLD
      8.75%, 12/07/06.................     1,300       2,119,697
    Doncasters PLC
      8.125%, 05/01/09................       200         286,413
    Energis PLC
      9.50%, 06/15/09.................       100         150,776
    Gallaher Group PLC
      5.875%, 08/06/08................       500         226,983
    LCR Finance PLC 144A
      4.75%, 12/31/10.................       540         737,999
    NTL, Inc. [STEP]
      10.75%, 04/01/08................       340         316,554
    TDL Infomedia Group Ltd.
      10.125%, 10/15/09...............       145         221,160
    Telewest Communications PLC [STEP]
      9.256%, 04/15/09................       263         205,049
    United Kingdom Gilt
      6.00%, 12/07/28.................       260         488,629
      4.25%, 06/07/32.................       250         372,303
                                                    ------------
                                                       6,255,857
                                                    ------------
TOTAL FOREIGN BONDS
  (Cost $73,893,755)..................                68,624,278
                                                    ------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
                                        ---------      -----

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.5%
    Federal National Mortgage Assoc.
      5.75%, 04/15/03-06/15/05........  $  3,500   $  3,364,820
      6.00%, 05/15/08.................     1,300      1,226,095
      6.875%, 06/07/02................       990      1,510,366
      7.00%, 06/01/15.................     4,000      3,922,111
      7.00%, 07/01/30 [TBA]...........     5,200      5,021,250
                                                   ------------
                                                     15,044,642
                                                   ------------
    Government National Mortgage
      Assoc.
      7.50%, 09/15/29.................     5,199      5,158,860
      8.00%, 06/15/30.................     5,000      5,051,563
                                                   ------------
                                                     10,210,423
                                                   ------------
    (Cost $25,048,122)................               25,255,065
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 12.1%
    U.S. Treasury Bonds
      6.375%, 08/15/27................     3,620      3,722,591
                                                   ------------
    U.S. Treasury Notes
      6.00%, 08/15/09.................     6,000      5,952,252
      7.25%, 05/15/16.................     6,180      6,799,916
                                                   ------------
                                                     12,752,168
                                                   ------------
    (Cost $16,114,822)................               16,474,759
                                                   ------------
CERTIFICATES OF DEPOSIT -- 7.3%
    Chase Manhattan Bank
      6.75%, 07/06/00
    (Cost $10,012,882)................    10,013     10,012,882
                                                   ------------
CORPORATE OBLIGATIONS -- 3.3%
ENTERTAINMENT & LEISURE -- 0.7%
    Comcast Cable Communications
      8.125%, 05/01/04................     1,000      1,013,460
                                                   ------------
FINANCIAL SERVICES -- 1.9%
    Ford Motor Credit Corp.
      5.75%, 02/23/04.................     1,300      1,225,900
    Heller Financial, Inc.
      7.875%, 05/15/03................     1,300      1,298,678
                                                   ------------
                                                      2,524,578
                                                   ------------
TELECOMMUNICATIONS -- 0.7%
    SBC Communications Capital Corp.
      5.875%, 06/01/03................     1,000        962,253
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $4,466,690)...................                4,500,291
                                                   ------------

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----

SOVEREIGN ISSUES -- 4.0%
BULGARIA -- 0.8%
    National Republic of Bulgaria
      6.50%, 07/28/11 [BRB, FRN]......  $    355   $    281,781
      2.50%, 07/28/12.................     1,020        752,250
                                                   ------------
                                                      1,034,031
                                                   ------------
MEXICO -- 1.2%
    United Mexican States
      11.50%, 05/15/26................     1,121      1,351,870
    United Mexican States Cl-W-A [BRB]
      6.25%, 12/31/19.................       250        206,525
    United Mexican States Cl-W-B [BRB]
      6.25%, 12/31/19.................       250        207,813
                                                   ------------
                                                      1,766,208
                                                   ------------
POLAND -- 1.3%
    Government of Poland [BRB, STEP]
      3.50%, 10/27/24.................     1,750      1,054,375
    Government of Poland PDI [BRB]
      6.00%, 10/27/14.................       125        112,109
      6.00%, 10/27/14.................       600        538,125
                                                   ------------
                                                      1,704,609
                                                   ------------
REPUBLIC OF SLOVENIA -- 0.3%
    Republic of Turkey
      11.875%, 01/15/30...............       400        419,760
RUSSIA -- 0.4%
    Russia -- IAN [FRN]
      5.969%, 12/15/15................     1,038        321,780
    Russia Principal Loans [FRN]
      2.984%, 12/15/20................       810        249,075
                                                   ------------
                                                        570,855
                                                   ------------
TOTAL SOVEREIGN ISSUES
  (Cost $5,911,624)...................                5,495,463
                                                   ------------
FOREIGN STOCK -- 0.0%
MEXICO -- 0.0%
    Mexican Value Recovery Rights*....   233,000   $          0
                                                   ------------
NIGERIA -- 0.0%
    Central Bank of Nigeria
      Warrants*.......................       250              0
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
                                         -----        -----

VENEZUELA -- 0.0%
    Republic of Venezuela Warrants*...     1,250   $          0
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $0)...........................                        0
                                                   ------------
TOTAL INVESTMENTS -- 95.7%
  (Cost $135,447,895).................              130,362,738
OTHER ASSETS LESS
  LIABILITIES -- 4.3%.................                5,909,107
                                                   ------------
NET ASSETS -- 100.0%..................             $136,271,845
                                                   ============

Foreign currency exchange contracts outstanding at June 30, 2000:

                                           IN                        UNREALIZED
SETTLEMENT                CONTRACTS     EXCHANGE      CONTRACTS    APPRECIATION/
  MONTH      TYPE        TO RECEIVE        FOR        AT VALUE     (DEPRECIATION)
- ---------------------------------------------------------------------------------

07/00        Buy    CAD   3,566,059    $ 2,403,005   $ 2,407,222      $  4,217
09/00        Buy    EUR   6,564,980      6,249,205     6,324,582        75,377
07/00        Buy    GBP   4,939,408      7,439,112     7,479,419        40,307
07/00        Buy    JPY  560,692,406     5,350,118     5,314,794       (35,324)
                                       -----------   -----------      --------
                                       $21,441,440   $21,526,017      $ 84,577
                                       ===========   ===========      ========

                                                     IN
SETTLEMENT               CONTRACTS                EXCHANGE      UNREALIZED
  MONTH      TYPE        TO RECEIVE                 FOR        APPRECIATION
- ----------------------------------------------------------------------------

09/00        Buy    DKK  10,458,348     SEK      11,500,000      $ 28,537
07/00        Buy    EUR  2,455,258      GBP       1,484,915       107,688
07/00        Buy    EUR  2,412,758      ZAR      15,389,777        48,757
                                                                 --------
                                                                 $184,982
                                                                 ========

                                           IN                        UNREALIZED
SETTLEMENT                CONTRACTS     EXCHANGE      CONTRACTS    APPRECIATION/
  MONTH      TYPE        TO DELIVER        FOR        AT VALUE     (DEPRECIATION)
- ---------------------------------------------------------------------------------

07/00        Sell   CAD    2,251,600   $ 1,710,498   $ 1,702,173      $  8,325
07/00        Sell   DKK   10,135,710     1,300,000     1,303,469        (3,469)
09/00        Sell   EUR    7,737,456     7,455,580     7,454,124         1,456
07/00        Sell   GBP    4,285,490     6,437,578     6,489,235       (51,657)
07/00        Sell   JPY  316,905,000     3,000,000     3,003,937        (3,937)
                                       -----------   -----------      --------
                                       $19,903,656   $19,952,938      $(49,282)
                                       ===========   ===========      ========

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

++ Illiquid security. At the end of the period, these securities amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.1% of net assets.

See Notes to Financial Statements.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

COMMON STOCK -- 91.6%
BROADCASTING -- 3.9%
    Emmis Communications Corp.
      Cl-A*..........................     249,600   $ 10,327,200
    Entercom Communications Corp.*...      91,100      4,441,125
    USA Networks, Inc.*..............     186,700      4,037,388
    Westwood One, Inc.*..............     314,200     10,722,075
                                                    ------------
                                                      29,527,788
                                                    ------------
BUILDING MATERIALS -- 0.3%
    Fastenal Co......................      51,100      2,586,938
                                                    ------------
BUSINESS SERVICES -- 3.5%
    CSG Systems International,
      Inc.*..........................     200,700     11,251,743
    Micromuse, Inc.*.................      48,900      8,092,186
    PurchasePro.com, Inc.*...........      64,900      2,660,900
    Safeguard Scientifics, Inc.*.....     143,900      4,613,794
                                                    ------------
                                                      26,618,623
                                                    ------------
CLOTHING & APPAREL -- 0.8%
    Limited, Inc. ...................     270,300      5,845,238
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 11.6%
    Adobe Systems, Inc...............      54,500      7,085,000
    BEA Systems, Inc.*...............     220,300     10,891,080
    Fiserv, Inc.*....................     185,100      8,005,575
    Intuit, Inc.*....................     247,600     10,244,450
    Network Appliance, Inc.*.........      76,800      6,182,400
    Peregrine Systems, Inc.*.........     284,500      9,868,594
    Phone.com, Inc.*.................     100,100      6,519,013
    Precise Software Solutions*......         900         21,600
    Rational Software Corp.*.........     173,400     16,115,362
    RealNetworks, Inc.*..............      86,400      4,368,600
    Redback Networks, Inc.*..........      57,400     10,217,200
    Storage Networks, Inc.*..........       1,200        108,300
                                                    ------------
                                                      89,627,174
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.8%
    Estee Lauder Companies, Inc.
      Cl-A...........................     126,000      6,229,125
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 11.8%
    Comverse Technology, Inc.*.......     126,000     11,718,000
    Flextronics International
      Ltd.*..........................     158,000     10,852,625
    Gemstar International Group
      Ltd.*..........................     186,000     11,430,281
    Intersil Holding Corp.*..........     137,400      7,428,188
    Jabil Circuit*...................     158,800      7,880,450
    KLA-Tencor Corp.*................     172,300     10,090,319
    Metromedia Fiber Network, Inc.
      Cl-A*..........................     171,200      6,794,500
    Rambus, Inc.*....................      23,600      2,430,800
    Sanmina Corp.*...................     193,400     16,535,699
    Tektronix, Inc...................      61,700      4,488,675
    Vishay Intertechnology, Inc.*....      39,200      1,487,150
                                                    ------------
                                                      91,136,687
                                                    ------------
ENERGY SERVICES -- 0.5%
    Dynegy, Inc......................      51,100      3,490,769
                                                    ------------
ENTERTAINMENT & LEISURE -- 1.0%
    Harley-Davidson, Inc.............     194,800      7,499,800
                                                    ------------
EQUIPMENT SERVICES -- 1.0%
    Millipore Corp. .................      96,800      7,296,300
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----

FINANCIAL SERVICES -- 3.5%
    Capital One Financial Corp. .....     130,200   $  5,810,175
    Concord EFS, Inc.*...............     421,900     10,969,400
    Lehman Brothers Holdings,
      Inc. ..........................      47,900      4,529,544
    Providian Financial Corp.........      58,200      5,238,000
                                                    ------------
                                                      26,547,119
                                                    ------------
FOOD -- 1.2%
    Quaker Oats Co. .................      28,700      2,156,088
    Starbucks Corp.*.................     177,400      6,774,462
                                                    ------------
                                                       8,930,550
                                                    ------------
HEALTHCARE SERVICES -- 0.9%
    Health Management Associates,
      Inc. Cl-A*.....................     502,800      6,567,825
                                                    ------------
INTERNET SERVICES -- 7.7%
    Art Technology Group, Inc.*......      76,700      7,741,906
    BroadVision, Inc.*...............      88,700      4,507,069
    Clarent Corp.*...................      50,800      3,632,200
    Digex, Inc.*.....................      70,000      4,755,625
    eSPEED, Inc.*....................      57,400      2,493,313
    Portal Software, Inc.*...........     283,100     18,083,012
    VeriSign, Inc.*..................      49,400      8,719,100
    Vignette Corp.*..................     166,300      8,650,198
                                                    ------------
                                                      58,582,423
                                                    ------------
MACHINERY & EQUIPMENT -- 1.6%
    Cooper Cameron Corp.*............     133,000      8,778,000
    Weatherford International,
      Inc.*..........................      83,400      3,320,363
                                                    ------------
                                                      12,098,363
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.6%
    Forest Laboratories, Inc.*.......     111,300     11,241,300
    MiniMed, Inc.*...................      71,400      8,425,200
    PE Corp.-PE Biosystems Group.....     115,800      7,628,325
                                                    ------------
                                                      27,294,825
                                                    ------------
OIL & GAS -- 2.9%
    Coastal Corp.....................      94,300      5,740,513
    Rowan Companies, Inc.*...........     365,600     11,105,100
    Union Pacific Resources Group,
      Inc. ..........................     255,400      5,618,800
                                                    ------------
                                                      22,464,413
                                                    ------------
PHARMACEUTICALS -- 10.8%
    Abgenix, Inc.*...................      15,200      1,821,863
    ALZA Corp.*......................      37,500      2,217,188
    Human Genome Sciences, Inc.*.....      37,800      5,041,575
    IDEC Pharmaceutical Corp.*.......      51,500      6,041,594
    King Pharmaceuticals, Inc.*......      91,300      4,005,788
    MedImmune, Inc.*.................     284,600     21,060,399
    Millennium Pharmaceuticals,
      Inc.*..........................     115,900     12,966,312
    QLT PhotoTherapeutics, Inc.*.....      89,500      6,919,469
    Sepracor, Inc.*..................      86,300     10,409,937
    Waters Corp.*....................     101,600     12,680,949
                                                    ------------
                                                      83,165,074
                                                    ------------

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

RETAIL & MERCHANDISING -- 2.5%
    Best Buy Co., Inc.*..............     111,200   $  7,033,400
    Dollar Tree Stores, Inc.*........     114,100      4,514,081
    Tiffany & Co.....................     106,900      7,215,750
                                                    ------------
                                                      18,763,231
                                                    ------------
SEMICONDUCTORS -- 10.5%
    Altera Corp.*....................      56,500      5,759,469
    Applied Micro Circuits Corp.*....     113,400     11,198,249
    Atmel Corp.*.....................     344,500     12,703,437
    Conexant Systems, Inc.*..........     209,700     10,196,663
    E-Tek Dynamics, Inc.*............      25,800      6,806,363
    Globespan, Inc.*.................      70,600      8,618,716
    Integrated Device Technology,
      Inc.*..........................     122,000      7,304,750
    National Semiconductor Corp.*....      91,100      5,169,925
    QLogic Corp.*....................     104,500      6,903,531
    Vitesse Semiconductor Corp.*.....      88,200      6,488,213
                                                    ------------
                                                      81,149,316
                                                    ------------
TELECOMMUNICATIONS -- 9.2%
    Amdocs Ltd.*.....................     128,500      9,862,375
    American Tower Corp. Cl-A*.......     140,800      5,869,600
    Efficient Networks, Inc.*........     106,200      7,812,338
    Exfo Electro-Optical Engineering,
      Inc.*..........................         700         30,713
    Intermedia Communications,
      Inc.*..........................     182,100      5,417,475
    McLeodUSA, Inc. Cl-A*............     161,900      3,349,306
    Next Level Communications,
      Inc.*..........................      28,000      2,401,000
    NTL, Inc.*.......................      95,250      5,703,094
    Univision Communications,
      Inc.*..........................     162,200     16,787,699
    Voicestream Wireless Corp.*......      53,800      6,256,772
    WinStar Communications, Inc.*....     213,000      7,215,375
                                                    ------------
                                                      70,705,747
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----

UTILITIES -- 2.0%
    Calpine Corp.*...................     230,600   $ 15,161,950
                                                    ------------
TOTAL COMMON STOCK
  (Cost $586,382,933)................                701,289,278
                                                    ------------

                                          PAR
                                         (000)
                                         -----

COMMERCIAL PAPER -- 6.5%
    American Express Credit Corp.
      6.72%, 07/06/00................  $   25,000     24,976,667
    Ford Motor Credit Corp.
      6.77%, 07/05/00................      25,000     24,981,194
                                                    ------------
    (Cost $49,957,861)...............                 49,957,861
                                                    ------------

                                         SHARES
                                         ------

SHORT-TERM INVESTMENTS -- 1.6%
    Temporary Investment Cash
      Fund ..........................   5,990,503      5,990,503
    Temporary Investment Fund .......   5,990,502      5,990,502
                                                    ------------
    (Cost $11,981,005)...............                 11,981,005
                                                    ------------
TOTAL INVESTMENTS -- 99.7%
  (Cost $648,321,799)................                763,228,144
OTHER ASSETS LESS
  LIABILITIES -- 0.3%................                  2,218,398
                                                    ------------
NET ASSETS -- 100.0%.................               $765,446,542
                                                    ============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST FOUNDERS PASSPORT PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

FOREIGN STOCK -- 90.7%
AUSTRALIA -- 1.1%
    Aristocrat Leisure Ltd. ........     292,161   $    991,120
    ERG Ltd.........................     211,085      1,643,813
    Sausage Software Ltd.*..........      36,925         56,047
    Solutions Ltd.*.................     219,000      1,212,357
                                                   ------------
                                                      3,903,337
                                                   ------------
AUSTRIA -- 0.1%
    DO & CO Restaurants & Catering..       4,869        191,315
                                                   ------------
BELGIUM -- 0.6%
    Custom Silicon Configuration
      Services*.....................       7,000        108,301
    G.B.I. Group SA.................      11,800        435,374
    Ubizen*.........................      44,000      1,560,583
                                                   ------------
                                                      2,104,258
                                                   ------------
CANADA -- 5.6%
    Agrium, Inc.*...................     232,550      1,993,281
    Canadian Hunter Exploration
      Ltd.*.........................     118,725      2,520,063
    Crestar Energy, Inc.*...........      72,700      1,106,444
    Ensign Resource Service Group,
      Inc. .........................      55,125      1,815,586
    Genesis Exploration Ltd.*.......     140,750      1,044,936
    GT Group Telecom, Inc. Cl-B*....      34,425        542,512
    Hermosol, Inc.*.................      95,625        939,038
    NHC Communications, Inc.++*.....      45,143        351,901
    Precision Drilling Corp.*.......      80,450      3,105,779
    Rio Alto Exploration Ltd.*......      88,850      1,625,082
    Sierra Wireless, Inc.*..........      26,225      1,415,970
    WestJet Airlines Ltd.*..........     171,375      2,602,427
                                                   ------------
                                                     19,063,019
                                                   ------------
CHINA -- 2.4%
    Beijing Yanhua Petrochemical Co.
      Ltd...........................   8,946,000      1,044,365
    China Shipping Development Co.
      Ltd.*.........................   9,108,000      1,659,180
    China Southern Airlines Co.
      Ltd.*.........................   4,106,000        979,747
    Shanghai Petrochemical Co.
      Ltd...........................  19,596,000      2,664,745
    Yanzhou Coal Mining Co. Ltd.....   9,034,000      1,865,899
                                                   ------------
                                                      8,213,936
                                                   ------------
DENMARK -- 0.2%
    DSV, de Sammensluttede Vognmaend
      AS Cl-B*......................      29,675        667,312
                                                   ------------
FINLAND -- 2.4%
    Aldata Solutions Oyj*...........      87,950        598,586
    Alma Media Corp.................      15,725        538,889
    Comptel Oyj 144A................      44,025        890,460
    F-Secure Oyj 144A*..............      91,425      1,061,308
    Hartwall Oyj....................      52,425      1,055,335
    JOT Automation Group Oyj........     243,950      1,634,596
    Menire Oyj*.....................      23,100        110,717
    Tecnomen Oyj*...................      53,625        462,639
    Teleste Oyj.....................      75,900      1,855,300
                                                   ------------
                                                      8,207,830
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----

FRANCE -- 8.3%
    A Novo..........................       7,427   $  1,836,816
    Carbone Lorraine SA.............      19,250        763,947
    Cerep SA........................      37,460      2,585,430
    Christian Dalloz................       6,572        439,729
    Elior 144A*.....................     118,725      1,505,686
    Faurecia........................      29,193      1,157,142
    Neopost SA*.....................      41,553      1,352,305
    Net2S*..........................      37,925        763,444
    Netgem SA*......................      50,350      1,926,254
    Penauille Polyservices..........       3,909      1,886,677
    Pierre & Vacances...............      21,605      1,294,395
    Pinguely-Haulotte...............     157,655      3,294,555
    Remy Cointreau SA*..............      40,125      1,309,678
    Riber SA*.......................      95,838      1,975,189
    Silicon-On-Insulator
      Technologies..................       6,075      1,426,740
    Societe Manutan.................       1,698        148,526
    Sommer Allibert SA..............      30,175        940,076
    SR Teleperformance..............      21,296        814,523
    Vallourec SA....................      13,175        555,694
    Wavecom SA......................       8,850      1,077,406
    Zodiac SA.......................       5,759      1,176,421
                                                   ------------
                                                     28,230,633
                                                   ------------
GERMANY -- 9.6%
    ACG AG*.........................       3,950        825,441
    Adcon Telemetry AG..............      71,203      1,160,325
    Amatech Holdings AG*............      24,511        834,107
    Articon Information Systems
      AG*...........................      33,047      2,255,508
    Austria Technologies &
      Systemtechnik AG..............       5,775        437,332
    Balda AG*.......................      25,075        960,263
    Comroad AG*.....................      10,293      1,598,414
    COR Insurance Technologies AG*..     121,050      2,065,462
    Dis Deutscher Industrie Service
      AG............................       8,625      1,030,998
    GPC Biotech AG 144A*............      32,475      1,696,595
    Grenke Leasing AG*..............      46,650      1,471,228
    Hugo Boss AG....................      10,871      1,896,589
    Kontron Embedded Computers AG*..      16,675      1,502,540
    Medigene AG*....................       4,200        235,525
    Ruecker AG*.....................      69,450      1,098,471
    SAI Automotive AG...............      29,750        262,366
    SZ Testsysteme AG*..............      76,525      1,855,907
    Tecis Holding AG................      11,218      1,043,085
    Thiel Logistik AG 144A*.........      44,850      4,256,280
    U.C.A. Unternehmer Consulting...      11,500        584,260
    Valor Computerized Systems AG
      144A*.........................      88,200        811,656
    Wedeco AG Water Technology*.....      53,500      2,025,738
    Zapf Creation AG................      46,500      2,852,762
                                                   ------------
                                                     32,760,852
                                                   ------------
GREECE -- 1.8%
    Folli-Follie SA.................       6,120        135,316
    M-Systems Flash Disk Pioneers
      Ltd.*.........................      26,225      2,042,272

AST FOUNDERS PASSPORT PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

    M.J. Maillis SA.................      80,380   $  1,010,987
    Metrolife SA*...................       7,710         72,620
    Techem AG 144A*.................     118,805      2,847,129
                                                   ------------
                                                      6,108,324
                                                   ------------
HONG KONG -- 5.8%
    Angang New Steel Co. Ltd. ......  22,798,000      2,310,500
    Beijing Datang Power Generation
      Co. Ltd. 144A.................   5,376,000      1,206,923
    Brilliance China Automotive
      Holdings Ltd. [ADR]*..........      28,970        503,354
    China Eastern Airlines Corp.
      Ltd.*.........................  19,972,000      2,536,524
    China Everbright Ltd. ..........     442,000        345,887
    China Pharmaceutical Enterprise
      & Investment Corp. Ltd. ......   8,492,000      1,034,941
    China Resources Beijing Land
      Ltd. .........................   8,158,000      1,088,427
    Cosco Pacific Ltd. .............   3,314,000      2,614,627
    Giordano International Ltd. ....     796,000      1,210,079
    HKCB Bank Holding Co. Ltd. .....   1,580,000        456,060
    Huaneng Power International,
      Inc. .........................   5,562,000      1,819,506
    Quality Healthcare Asia Ltd.*...   1,292,000        381,217
    Shandong International Power
      Development Co. Ltd. .........   3,204,000        472,686
    Shenzhen International Holdings
      Ltd.*.........................  18,707,500      1,343,959
    Vtech Holdings Ltd. ............      86,000        325,464
    Yuxing Infotech Holdings
      Ltd.*.........................     322,000        176,593
    Zhejiang Expressway Co. Ltd. ...  10,426,000      1,778,900
                                                   ------------
                                                     19,605,647
                                                   ------------
INDIA -- 0.0%
    Silverline Technologies Ltd.
      [ADR]*........................       4,050         87,581
                                                   ------------
IRELAND -- 1.0%
    ITG Group PLC 144A*.............     165,329      1,738,554
    Trinity Biotech PLC [ADR]*......     180,300        529,631
    Trintech Group PLC [ADR]*.......      49,300        971,364
                                                   ------------
                                                      3,239,549
                                                   ------------
ISRAEL -- 2.8%
    BATM Advanced Communications
      Ltd. .........................      38,250      3,339,745
    BreezeCom Ltd.*.................      93,700      4,075,951
    RT-SET Ltd. 144A*...............      89,925      1,413,698
    TTI Team Telecom International
      Ltd.*.........................      15,700        565,200
                                                   ------------
                                                      9,394,594
                                                   ------------
ITALY -- 1.0%
    Buzzi Unicem SPA................      62,250        566,289
    ERG SPA.........................     409,885      1,233,741
    Ericsson SPA....................      24,600      1,440,817
                                                   ------------
                                                      3,240,847
                                                   ------------
JAPAN -- 10.0%
    Aderans Co. Ltd. ...............      33,500      1,554,656
    Aica Koygo Co. Ltd. ............      13,000        103,458

                                        SHARES        VALUE
                                        ------        -----

    Amada Co........................     274,000   $  2,330,780
    Central Glass Co. Ltd. .........     262,000      1,394,177
    Fuji Oil Co. Ltd. ..............     135,000      1,205,796
    Hisamitsu Pharmaceutical Co.,
      Inc.*.........................      44,000        678,289
    Hunet, Inc. ....................     292,000      2,246,546
    Ichiyoshi Securities Co.
      Ltd. .........................      47,000        395,807
    Idec Izumi Corp. ...............     130,500      1,843,995
    Joint Corp. ....................      29,500      1,006,555
    Katokichi Co. Ltd. .............      55,000      1,395,774
    Kinseki Ltd. ...................     130,000      2,205,545
    Koa Corp. ......................      45,000      1,399,318
    Micronics Japan Co. Ltd. .......      27,000        632,883
    Moritex Corp. ..................      15,000      1,368,128
    Nippon Thompson Co. Ltd. .......     247,000      3,758,642
    Ryoyo Electro Corp. ............     102,000      2,043,827
    Shimachu Co. Ltd. ..............     133,600      2,841,169
    Sumisho Lease Co. Ltd. .........       7,000        105,197
    Toko, Inc. .....................      93,000        704,083
    Toky Individualized Educational
      Institute, Inc. ..............      12,000        657,836
    Toshiba Tungaloy Co. Ltd. ......     288,000      2,027,948
    Tsubaki Nakashima Co. Ltd. .....     137,000      2,020,009
    Xebio Co. Ltd. .................       7,500        176,510
                                                   ------------
                                                     34,096,928
                                                   ------------
KOREA -- 1.1%
    Daum Communications Corp.*......      11,825      1,124,182
    Mirae Co. ......................     145,100        591,468
    Samsung Heavy Industry Co.
      Ltd.*.........................     299,040      1,397,323
    Shin Sung ENG...................     102,400        551,037
                                                   ------------
                                                      3,664,010
                                                   ------------
NETHERLANDS -- 3.2%
    AOT NV*.........................     149,225        858,273
    ASM International NV............      36,200        959,300
    BE Semiconductor Industries
      NV*...........................      73,050      1,144,907
    Beter Bed Holding NV............      28,750        865,366
    IFCO Systems NV*................      49,125      1,299,703
    IHC Caland NV...................      41,325      2,020,298
    PinkRoccade NV*.................      14,700        767,974
    Unique International NV.........      28,675        689,937
    Van der Moolen Holdings NV......      43,075      2,427,924
                                                   ------------
                                                     11,033,682
                                                   ------------
NEW ZEALAND -- 0.1%
    Advantage Group Ltd.*...........     137,042        178,701
                                                   ------------
NORWAY -- 3.7%
    Bergesen d.y. ASA Cl-A..........     109,600      2,256,764
    C.Rel ASA 144A*.................     392,800        505,507
    Frontline Ltd. 144A*............     117,525      1,443,718
    ProSafe ASA*....................     118,550      1,761,441
    Smedvig ASA Cl-B................     187,125      3,064,946
    TGS Nopec Geophysical Co. ASA*..     270,125      3,586,936
                                                   ------------
                                                     12,619,312
                                                   ------------

AST FOUNDERS PASSPORT PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

SPAIN -- 0.4%
    Abengoa SA......................      10,766   $    290,513
    Cortefiel SA....................      33,620        732,215
    Prosegur Cia de Seguridad SA....      42,625        500,533
                                                   ------------
                                                      1,523,261
                                                   ------------
SWEDEN -- 2.1%
    Biacaore International AB*......      36,575      1,567,967
    Glocalnet AB*...................      23,310         33,487
    Karo Bio AB*....................      50,675      1,895,102
    Kipling Holding AB*.............       1,075         15,198
    Perbio Science AB*..............     202,600      1,593,871
    Sifo Group AB Cl-B..............      80,485      1,128,716
    SwitchCore AB*..................      79,535        834,278
                                                   ------------
                                                      7,068,619
                                                   ------------
SWITZERLAND -- 7.9%
    Card-Guard Scientific Survival
      Ltd.*.........................      44,475      2,119,720
    ESEC Holdings AG................       1,160      2,867,773
    Kudelski SA*....................         137      1,728,855
    Logitech International SA*......       4,600      3,284,360
    Oridion Systems Ltd.*...........      18,529        491,123
    Rieter Holdings AG..............      10,450      3,534,596
    Sarna Kunststoff Holding AG.....       1,750      2,152,429
    Saurer AG Reg...................       6,250      3,912,809
    Straumann AG....................       1,434      2,160,608
    Swisslog Holding AG.............       2,100      1,033,166
    Swisslog Holding AG Rights*.....       2,100              0
    Tecan AG........................       1,300      1,247,978
    Think Tools AG*.................       4,002      2,325,785
                                                   ------------
                                                     26,859,202
                                                   ------------
UNITED KINGDOM -- 19.5%
    Abacus Polar PLC................      27,325        191,323
    Actinic PLC 144A*...............     679,225      1,007,706
    Advanced Power Components PLC...      56,275        345,036
    AIT Group PLC...................      85,775      1,603,696
    Alphameric PLC*.................     114,675        587,654
    Anite Group PLC.................     553,600      1,319,991
    Arena Leisure PLC*..............     312,525        891,847
    Axis-Shield PLC*................      83,900        895,458
    Berisford PLC...................     450,875      2,214,956
    Cedar Group PLC.................      72,600        730,891
    Chloride Group PLC..............   1,155,620      3,341,510
    Debenhams PLC...................     741,600      2,430,647
    Dialog Semiconductor PLC........      27,250      1,436,685
    Easynet Group PLC*..............      79,270      1,209,061
    Eyretel PLC*....................   1,227,575      3,809,747
    Fibernet Group PLC*.............      28,225        793,701

                                        SHARES        VALUE
                                        ------        -----

    Future Integrated Telephony
      PLC*..........................      31,894   $    112,260
    GEO Interactive Media Group
      PLC*..........................      83,400      1,590,856
    HIT Entertainment PLC 144A......     575,500      3,789,910
    Imagination Tech Group PLC*.....     468,775      2,040,312
    Incepta Group PLC...............     693,650      1,396,646
    Intermediate Capital Group
      PLC...........................     234,375      2,478,403
    International Quantum Epitaxy
      PLC*..........................      23,525      1,929,050
    ITE Group PLC...................     255,675        282,557
    Lex Service PLC.................     123,525        621,786
    Man (E D & F) Group PLC.........     468,750      3,739,781
    Mayflower Corp. PLC.............     464,025      1,001,038
    Menmore Abbey PLC...............     201,800        621,699
    Mitie Group PLC.................     159,325        876,764
    Nestor Healthcare Group PLC.....     269,475      1,947,987
    NSB Retail Systems PLC..........      18,325         71,436
    Orchestream Holdings PLC*.......     660,800      3,161,196
    Oxford Asymmetry International
      PLC*..........................     211,875      1,578,117
    Oxford GlycoSciences PLC*.......      76,336      2,166,831
    Pace Micro Technology PLC.......     111,200      1,607,691
    Parthus Technologies PLC*.......     902,625      2,548,476
    QXL Ltd.*.......................   1,019,700      1,520,558
    Redstone Telecom PLC*...........     268,700      1,057,634
    Redstone Telecom PLC Rights*....      40,936         37,184
    Robotic Tech Systems PLC*.......     135,500      1,388,744
    Scipher PLC*....................      80,150        615,792
    Shaftesbury PLC.................     208,125        805,025
    Staffware PLC...................      22,350        697,856
    Superscape VR PLC*..............     309,975        950,268
    Ted Baker PLC...................     169,000      1,350,874
    Telemetrix PLC..................     310,225      1,561,575
    Xenova Group PLC*...............     286,125        340,032
                                                   ------------
                                                     66,698,247
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $301,321,794)...............                308,760,996
                                                   ------------
U.S. STOCK -- 1.6%
COMPUTER SERVICES & SOFTWARE -- 0.5%
    Comtouch Software*..............      47,450      1,542,125
                                                   ------------
INTERNET SERVICES -- 0.9%
    RADVision Ltd.*.................     113,350      3,166,715
                                                   ------------
OIL & GAS - 0.1%
    Gulf Indonesia Resources
      Ltd.*.........................      36,500        292,000
                                                   ------------

AST FOUNDERS PASSPORT PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

TELECOMMUNICATIONS -- 0.1%
    Exfo Electro-Optical
      Engineering, Inc.*............       7,875   $    345,516
                                                   ------------
TOTAL U.S. STOCK
  (Cost $5,461,655).................                  5,346,356
                                                   ------------

                                         PAR
                                        (000)
                                      ----------

COMMERCIAL PAPER -- 7.2%
    Ciesco L.P.
      6.95%, 07/03/00...............  $   17,245     17,238,341
    Morgan Stanley Dean Witter & Co.
      6.85%, 07/03/00...............       7,177      7,172,448
                                                   ------------
    (Cost $24,410,789)..............                 24,410,789
                                                   ------------
TOTAL INVESTMENTS -- 99.5%
  (Cost $331,194,238)...............                338,518,141
OTHER ASSETS LESS
  LIABILITIES -- 0.5%...............                  1,645,117
                                                   ------------
NET ASSETS -- 100.0%................               $340,163,258
                                                   ============

Foreign currency exchange contracts outstanding at June 30, 2000:

                                             IN                        UNREALIZED
SETTLEMENT                 CONTRACTS      EXCHANGE      CONTRACTS    APPRECIATION/
  MONTH      TYPE         TO RECEIVE         FOR        AT VALUE     (DEPRECIATION)
- -----------------------------------------------------------------------------------

07/00        Buy    AUD     2,113,424    $ 1,271,885   $ 1,268,943      $ (2,942)
07/00        Buy    CAD       268,000        181,025       180,877          (148)
07/00        Buy    CHF     2,665,672      1,637,757     1,639,334         1,577
07/00        Buy    EUR     1,995,024      1,892,758     1,912,408        19,650
07/00        Buy    GBP     2,570,395      3,889,205     3,891,296         2,091
07/00        Buy    HKD     8,825,026      1,132,142     1,132,135            (7)
07/00        Buy    JPY   172,786,566      1,634,717     1,633,120        (1,597)
07/00        Buy    KOR  2,560,241,882     2,296,636     2,296,205          (431)
                                         -----------   -----------      --------
                                         $13,936,125   $13,954,318      $ 18,193
                                         ===========   ===========      ========

                                             IN                        UNREALIZED
SETTLEMENT                 CONTRACTS      EXCHANGE      CONTRACTS    APPRECIATION/
  MONTH      TYPE         TO DELIVER         FOR        AT VALUE     (DEPRECIATION)
- -----------------------------------------------------------------------------------

07/00        Sell   CAD        701,671   $   473,011   $   473,568      $   (557)
07/00        Sell   DKK      1,165,242       148,823       149,733          (910)
07/00        Sell   EUR      5,854,622     5,588,446     5,612,176       (23,730)
07/00        Sell   GBP      1,182,728     1,787,717     1,790,521        (2,804)
07/00        Sell   GRD    255,092,670       720,796       725,894        (5,098)
07/00        Sell   HKD        691,794        88,748        88,748            --
07/00        Sell   JPY    136,937,330     1,297,836     1,294,285         3,551
07/00        Sell   MYR        505,040       132,905       132,908            (3)
07/00        Sell   NOK         10,967         1,269         1,283           (14)
07/00        Sell   NZD        299,372       140,663       140,931          (268)
07/00        Sell   SEK      8,458,222       958,748       964,370        (5,622)
                                         -----------   -----------      --------
                                         $11,338,962   $11,374,417      $(35,455)
                                         ===========   ===========      ========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 2000. Percentages are based on net assets.

INDUSTRY
- --------

Advertising.........................................   0.6%
Airlines............................................   1.8%
Automobile Manufacturers............................   0.1%
Automotive Parts....................................   1.0%
Beverages...........................................   0.7%
Broadcasting........................................   2.4%
Building Materials..................................   1.6%
Business Services...................................   7.3%
Chemicals...........................................   2.2%
Clothing & Apparel..................................   1.0%
Computer Hardware...................................   6.6%
Computer Services & Software........................   7.1%
Construction........................................   0.7%
Consumer Products & Services........................   1.1%
Containers & Packaging..............................   0.7%
Electronic Components & Equipment...................   9.9%
Entertainment & Leisure.............................   1.8%
Environmental Services..............................   0.6%
Financial -- Bank & Trust...........................   0.1%
Financial Services..................................   4.0%
Food................................................   1.3%
Healthcare Services.................................   2.1%
Machinery & Equipment...............................   7.1%
Metals & Mining.....................................   1.4%
Oil & Gas...........................................   6.1%
Pharmaceuticals.....................................   3.9%
Real Estate.........................................   1.2%
Retail & Merchandising..............................   3.6%
Semiconductors......................................   4.8%
Telecommunications..................................   6.0%
Transportation......................................   1.9%
                                                      -----
Total...............................................  90.7%
                                                      =====

- ------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

++ Illiquid security. At the end of the period, this security amounted to 0.1%
   of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 7.1% of net assets.

See Notes to Financial Statements.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

COMMON STOCK -- 90.0%
BUILDING & REAL ESTATE -- 4.1%
    Camden Property Trust............     48,100   $  1,412,937
    Kilroy Realty Corp...............     32,000        830,000
    Post Properties, Inc. [REIT].....     25,800      1,135,200
    Security Capital U.S. Realty
      [ADR]*.........................     27,200        488,750
    Weeks Corp.......................     46,330      1,036,634
                                                   ------------
                                                      4,903,521
                                                   ------------
BUILDING MATERIALS -- 0.9%
    Johns Manville Corp..............     25,300        333,644
    Southdown, Inc...................     12,700        733,425
                                                   ------------
                                                      1,067,069
                                                   ------------
CHEMICALS -- 4.5%
    Bush Boake Allen, Inc.*..........     22,600        988,750
    FMC Corp.*.......................     11,700        678,600
    Hercules, Inc....................     73,900      1,039,219
    Millennium Chemicals, Inc........     47,600        877,625
    Octel Corp.*.....................     68,875        538,086
    Olin Corp........................     34,200        564,300
    Union Carbide Corp...............     13,000        643,500
                                                   ------------
                                                      5,330,080
                                                   ------------
CONTAINERS & PACKAGING -- 0.9%
    Longview Fibre Co................     30,000        331,875
    Smurfit-Stone Container Corp.*...     59,200        762,200
                                                   ------------
                                                      1,094,075
                                                   ------------
DIVERSIFIED RESOURCES -- 1.3%
    IMC Global, Inc..................    117,000      1,521,000
                                                   ------------
ENERGY SERVICES -- 3.3%
    CMS Energy Corp..................     17,400        384,975
    Coflexip SA [ADR]................     25,700      1,554,850
    Layne Christensen Co.*...........     44,500        200,250
    Niagara Mohawk Holdings, Inc.*...    124,700      1,738,006
                                                   ------------
                                                      3,878,081
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.6%
    Waste Management, Inc............     36,400        691,600
                                                   ------------
FARMING & AGRICULTURE -- 1.3%
    Delta & Pine Land Co.............     60,900      1,526,306
                                                   ------------
HOTELS & MOTELS -- 0.5%
    Hilton Hotels Corp...............     68,400        641,250
                                                   ------------
INTEGRATED PETROLEUM -- 17.0%
    Amerada Hess Corp................     46,000      2,840,500
    Chevron Corp.....................     20,052      1,700,660
    Norsk Hydro AS [ADR].............     39,600      1,665,675
    Royal Dutch Petroleum Co.........     71,800      4,420,188
    Texaco, Inc......................    111,600      5,942,699
    USX-Marathon Group, Inc..........    147,400      3,694,213
                                                   ------------
                                                     20,263,935
                                                   ------------
LUMBER & WOOD PRODUCTS -- 1.4%
  Georgia-Pacific Corp. (Timber
    Group)...........................     75,700      1,637,013
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----

MACHINERY & EQUIPMENT -- 4.0%
  Baker Hughes, Inc..................    132,200   $  4,230,400
  Carbo Ceramics, Inc................     15,200        533,900
                                                   ------------
                                                      4,764,300
                                                   ------------
METALS & MINING -- 8.9%
  Aber Resources Ltd.*...............    128,400        802,500
  Alcoa, Inc.........................     51,684      1,498,836
  Allegheny Technologies, Inc........     74,800      1,346,400
  Arch Coal, Inc.....................    123,000        945,563
  Cleveland-Cliffs, Inc..............     55,600      1,435,175
  Harmony Gold Mining Co. Ltd........     75,000        417,188
  Inco Ltd.*.........................     44,600        685,725
  Inco Ltd. Cl-VBN*..................    202,800        887,250
  Lihir Gold Ltd. [ADR]*.............     45,000        365,625
  Placer Dome, Inc...................    158,000      1,510,874
  USX-U.S. Steel Group, Inc..........     40,000        742,500
                                                   ------------
                                                     10,637,636
                                                   ------------
NON-FERROUS METALS -- 1.3%
  Phelps Dodge Corp..................     43,250      1,608,359
                                                   ------------
OIL & GAS -- 24.4%
  Anadarko Petroleum Corp............      4,300        212,044
  BJ Services Co.*...................     26,000      1,625,000
  BP Amoco PLC [ADR].................     30,440      1,721,763
  Burlington Resources, Inc..........     51,900      1,985,175
  Cabot Oil & Gas Corp...............     42,600        902,588
  Devon Energy Corp..................     10,535        591,935
  Diamond Offshore Drilling, Inc.....     40,800      1,433,100
  Exxon Mobil Corp...................     47,909      3,763,850
  Helmerich & Payne, Inc.............     58,000      2,058,999
  Key Energy Services, Inc.*.........     56,100        539,963
  Mitchell Energy & Development Corp.
    Cl-A.............................     31,900      1,024,788
  Murphy Oil Corp....................     11,600        689,475
  Nicor, Inc.........................     17,500        570,938
  Questar Corp.......................     34,600        670,375
  Santa Fe Energy Resources, Inc.*...     61,600        700,700
  Schlumberger Ltd...................     14,388      1,073,705
  Seacor Smit, Inc.*.................     64,050      2,477,933
  Tidewater, Inc.....................     53,100      1,911,600
  Total SA [ADR].....................     23,874      1,838,298
  Union Pacific Resources Group,
    Inc..............................     41,100        904,200
  Unocal Corp........................     44,200      1,464,125
  Vastar Resources, Inc..............     12,700      1,043,781
                                                   ------------
                                                     29,204,335
                                                   ------------
PAPER & FOREST PRODUCTS -- 6.0%
  Abitibi-Consolidated, Inc..........     72,200        676,875
  Fort James Corp....................     70,900      1,639,562
  International Paper Co.............     24,400        727,425
  Jefferson Smurfit Group [ADR]......     41,600        733,200
  Kimberly-Clark Corp................      7,700        441,788
  Packaging Corp. of America*........     67,800        686,475
  Wausau-Mosinee Paper Corp..........    117,400      1,005,238
  Weyerhaeuser Co....................     28,300      1,216,900
                                                   ------------
                                                      7,127,463
                                                   ------------

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

PETROLEUM EXPLORATION & PRODUCTION -- 3.6%
  Barrett Resources Corp.*...........     11,300   $    343,944
  Companie Generale de Geophysique SA
    [ADR]*...........................     60,800        828,400
  Forcenergy, Inc.*..................     63,500      1,277,938
  Ocean Energy, Inc.*................    128,480      1,822,809
                                                   ------------
                                                      4,273,091
                                                   ------------
PRECIOUS METALS -- 4.4%
  Battle Mountain Gold Co.*..........    475,400      1,039,938
  Newmont Mining Corp................    192,024      4,152,519
                                                   ------------
                                                      5,192,457
                                                   ------------
TRANSPORTATION -- 0.8%
  Norfolk Southern Corp..............     64,400        957,950
                                                   ------------
UTILITIES -- 0.8%
  Unisource Energy Corp..............     61,900        928,500
                                                   ------------
TOTAL COMMON STOCK
  (Cost $105,417,144)................               107,248,021
                                                   ------------
FOREIGN STOCK -- 4.7%
METALS & MINING -- 3.4%
  Lihir Gold Ltd. -- (AUD)*..........  6,530,500      2,587,890
  Lonrho Africa PLC -- (GBP).........    203,159         58,436
  Rio Tinto PLC -- (GBP)*............     39,500        645,825
  WMC Ltd. -- (AUD)..................    180,000        807,649
                                                   ------------
                                                      4,099,800
                                                   ------------
NON-FERROUS METALS -- 0.1%
  Bougainville Copper
    Ltd. -- (AUD)*...................  1,321,892        123,022
                                                   ------------
PETROLEUM EXPLORATION & PRODUCTION -- 1.1%
  Compagnie Generale de Geophysique
    SA -- (FRF)*.....................     19,100      1,307,266
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----

PRECIOUS METALS -- 0.1%
  Goldfields Ltd. -- (AUD)...........    131,062   $    107,966
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $6,035,860)..................                 5,638,054
                                                   ------------
PREFERRED STOCK -- 2.2%
BUILDING & REAL ESTATE -- 1.1%
  Rouse Co. $3.00 Cl-B...............     34,100      1,219,075
                                                   ------------
METALS & MINING -- 0.5%
  Kinam Gold, Inc. $3.75 Cl-B........     28,500        641,250
                                                   ------------
PRECIOUS METALS -- 0.6%
  Battle Mountain Gold $3.25.........     25,900        764,050
                                                   ------------
TOTAL PREFERRED STOCK
  (Cost $3,234,868)..................                 2,624,375
                                                   ------------

                                          PAR
                                         (000)
                                         -----

CORPORATE OBLIGATIONS -- 0.5%
METALS & MINING
    Teck Corp.
      3.75%, 07/15/06
    (Cost $574,480)..................  $     750        570,000
                                                   ------------
TOTAL INVESTMENTS -- 97.4%
  (Cost $115,262,352)................               116,080,450
OTHER ASSETS LESS
  LIABILITIES -- 2.6%................                 3,077,510
                                                   ------------
NET ASSETS -- 100.0%.................              $119,157,960
                                                   ============

- ------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----

CORPORATE OBLIGATIONS -- 56.3%
AEROSPACE -- 3.8%
    Lockheed Martin Corp.
      6.85%, 05/15/01................  $  15,000   $ 14,934,435
                                                   ------------
BUILDING MATERIALS -- 0.8%
    Cemex SA 144A
      8.50%, 08/31/00................      3,000      3,005,400
                                                   ------------
BUSINESS SERVICES -- 2.5%
    Cox Enterprises 144A
      6.625%, 06/14/02...............     10,000      9,815,750
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.1%
    Arizona Public Service [FRN]
      6.816%, 11/15/01...............      8,000      7,996,408
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.3%
    Time Warner, Inc. 144A
      6.10%, 12/30/01................      1,250      1,227,726
                                                   ------------
FINANCIAL -- BANK & TRUST -- 2.7%
    Bank of America Corp.
      8.625%, 11/15/03...............      1,000      1,034,223
    Beneficial Corp. Cl-H [FRN]
      6.28%, 01/09/02................      5,000      5,003,855
    First Union Corp. [FRN]
      6.165%, 07/22/03...............      4,550      4,544,349
                                                   ------------
                                                     10,582,427
                                                   ------------
FINANCIAL SERVICES -- 21.7%
    Bear Stearns Co.
      6.596%, 03/28/03...............        700        699,282
    Chrysler Financial Corp. [FRN]
      6.69%, 01/30/02................      4,000      3,999,836
    General Motors Acceptance Corp.
      [FRN]
      6.13%, 02/01/02................        500        499,906
    Golden State Holdings Corp.
      7.00%, 08/01/03................      4,000      3,711,600
    Goldman Sachs Group 144A
      7.125%, 03/01/03...............      4,000      3,711,600
    Household Finance Corp.
      7.625%, 12/27/00...............     15,000     14,980,349
      6.302%, 05/24/02 [VR]..........     30,000     30,009,689
    Lehman Brothers Holdings, Inc.
      6.375%, 05/07/02 [FRN].........      1,200      1,175,142
      6.84%, 07/15/02................        500        502,149
      7.00%, 05/15/03................      2,500      2,441,783
    Merrill Lynch & Co., Inc. [FRN]
      6.40%, 05/30/03................      5,000      5,006,500
    Nacional Financiera [FRN] 144A
      8.693%, 12/01/00...............      4,875      4,850,625
    New England Educational Loan
      Marketing Assoc. Cl-B [FRN]
      144A
      6.29%, 09/11/00................      5,000      5,000,465

                                          PAR
                                         (000)        VALUE
                                         -----        -----

    Salomon, Inc.
      7.50%, 02/01/03................  $   1,000   $  1,002,254
    Transamerica Financial Corp.
      7.25%, 08/15/02................     10,000      9,978,010
                                                   ------------
                                                     84,844,352
                                                   ------------
INDUSTRIAL PRODUCTS -- 1.2%
    Amerco
      7.20%, 04/01/02................      5,000      4,785,650
                                                   ------------
INSURANCE -- 2.8%
    Gold Eagle Capital [FRN] 144A
      11.453%, 08/16/00..............      3,000      3,000,300
    Marsh & McLennan Companies, Inc.
      6.625%, 06/15/04...............      8,000      7,759,464
                                                   ------------
                                                     10,759,764
                                                   ------------
OIL & GAS -- 1.0%
    Gulf Canada Resources Ltd.
      9.25%, 01/15/04................      3,000      3,030,000
    Occidental Petroleum Corp.
      6.40%, 04/01/03................      1,000        959,093
                                                   ------------
                                                      3,989,093
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.9%
    International Paper Co.
      7.597%, 07/08/02 [FRN] 144A....      2,000      1,999,526
      6.125%, 11/01/03...............      1,500      1,431,425
                                                   ------------
                                                      3,430,951
                                                   ------------
RETAIL & MERCHANDISING -- 0.8%
    Kmart Corp.
      8.00%, 12/13/01................      3,150      3,090,739
                                                   ------------
TELECOMMUNICATIONS -- 5.1%
    AT&T Capital Corp. Cl-F
      6.25%, 05/15/01................     10,000      9,919,300
    Deutsche Telekom International
      Finance
      7.75%, 06/15/05................      5,000      5,037,000
    TCI Communications, Inc. [FRN]
      6.855%, 09/11/00...............      5,000      5,005,450
                                                   ------------
                                                     19,961,750
                                                   ------------
UTILITIES -- 10.6%
    Alliant Energy Resources 144A
      7.25%, 02/15/30................         20         13,800
    Cleveland Electric Illuminating
      Co.
      7.625%, 08/01/02...............      2,100      2,081,856
    Connecticut Light & Power Co.
      7.875%, 06/01/01...............      2,000      2,004,856
    Connecticut Light & Power Co.
      Cl-C
      7.75%, 06/01/02................     10,000     10,040,310
    Detroit Edison Co.
      6.75%, 03/17/03................      5,000      4,889,515
    KN Energy, Inc.
      6.45%, 11/30/01................     10,000      9,824,500
    Nevada Power Co.
      6.20%, 04/15/04................      4,500      4,282,434

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----

    Texas Utilities Co.
      6.62%, 07/01/01................  $   3,411   $  3,408,091
    United Illuminating Co.
      6.25%, 12/15/02................      5,000      4,831,920
                                                   ------------
                                                     41,377,282
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $222,365,398)................               219,801,727
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 24.0%
    Federal Home Loan Mortgage Corp.
      8.50%, 01/01/25................      5,574      5,688,728
      8.75%, 10/01/01................        438        443,349
                                                   ------------
                                                      6,132,077
                                                   ------------
    Federal National Mortgage Assoc.
      6.225%, 03/01/17 [VR]..........      1,983      1,905,984
      6.50%, 05/18/23................      4,032      3,955,545
      6.664%, 05/01/25 [VR]..........        734        734,835
      7.185%, 01/01/25 [VR]..........        118        119,504
      7.50%, 01/25/22................      4,000      3,943,750
                                                   ------------
                                                     10,659,618
                                                   ------------
    Government National Mortgage
      Assoc.
      6.375%, 03/20/24-02/20/28
      [VR]...........................     12,577     12,580,367
      6.50%, 06/20/28-07/24/30.......     10,600      9,339,718
      6.75%, 07/20/17-07/20/24
        [VR].........................        768        765,334
      7.00%, 01/15/24-08/15/25
        [VR].........................      1,669      1,624,080
      7.125%, 11/20/26 [VR]..........      8,542      8,520,952
      7.50%, 07/24/30................      2,100      2,085,563
      8.00%, 07/24/30................     20,000     20,125,000
      8.50%, 07/24/30................     20,200     20,686,062
                                                   ------------
                                                     75,727,076
                                                   ------------
    Student Loan Marketing Assoc.
      [FRN]
      5.26%, 04/25/04................      1,276      1,275,470
                                                   ------------
    (Cost $95,364,027)...............                93,794,241
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 23.8%
    Chase Credit Card Master Trust
      Series 1997-3 Cl-A
      6.777%, 05/15/07...............      5,739      5,700,107
    Chase Series 1999-S8 Cl-A1
      6.35%, 06/25/29................     13,000     12,740,325
    Countrywide Home Loans Series
      1999-3 C1-A2
      6.05%, 04/25/29................     11,700     10,948,158
    Delta Funding Home Equity Loan
      Trust Series 1998-1 Cl-A1A
      6.28%, 05/25/30................        883        867,390
    Duck Auto Grantor Trust 1999-A
      144A
      5.65%, 03/15/04................      2,013      1,978,869

                                          PAR
                                         (000)        VALUE
                                         -----        -----

    Federal Home Loan Mortgage Corp.
      Series 1371 Cl-PG
      5.80%, 08/15/19................  $   1,777   $  1,767,823
    Federal Home Loan Mortgage Corp.
      Series 1725 Cl-B
      7.00%, 10/15/20................      7,995      7,941,855
    Federal National Mortgage Assoc.
      Series 1996-39 Cl-H
      8.00%, 11/25/23................      1,757      1,776,805
    First Plus Home Loan Trust Series
      1998-5 Cl-A3 [VR]
      6.06%, 11/10/11................      3,025      3,018,806
    Government National Mortgage
      Assoc. Series 1997-1 Cl-A
      7.25%, 12/16/23................      3,290      3,269,148
    Green Tree Financial Corp. 1999-5
      Cl-A2
      6.77%, 04/01/31................     10,600     10,502,957
    Green Tree Financial Corp. 1999-5
      Cl-A3
      6.97%, 04/01/31................      6,000      5,936,490
    Green Tree Home Equity Loan Trust
      Series 1999-A Cl-A1
      5.59%, 02/15/13................        954        952,438
    Green Tree Home Equity Loan Trust
      Series 1999-C Cl-A4
      7.18%, 07/15/30................     10,700     10,361,452
    Green Tree Home Improvement Loan
      Trust Series 1998-D
      Cl-HIA2
      5.94%, 06/15/29................        481        481,013
    Merrill Lynch Mortgage Investors,
      Inc. Cl-B
      7.069%, 06/15/21...............        627        607,410
    PP&L Transition Bonds Series
      1999-1 Cl-A1
      6.08%, 03/25/03................      1,925      1,915,170
    Residential Accredit Loans, Inc.
      Series 1997-QS8 Cl-A9
      7.375%, 08/25/27...............      2,000      1,988,181
    Residential Funding Mortgage
      Securities II Series 1993-S20
      Cl-A8
      6.982%, 06/25/08...............      2,800      2,772,350
    Residential Funding Mortgage
      Securities II Series 1997-S6
      Cl-A5
      7.00%, 05/25/12................      2,687      2,576,188
    Residential Reinsurance [FRN]
      144A
      10.926%, 09/01/00..............      1,300      1,300,000
    The Money Store Residential Trust
      Series 1998-I Cl-A3
      6.215%, 02/15/11...............      1,755      1,749,271

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----

    Travelers Mortgage Securities
      Corp. Series 1984-1 Cl-Z2
      12.00%, 03/01/14...............  $   1,554   $  1,652,057
                                                   ------------
    (Cost $93,991,498)...............                92,804,263
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 4.1%
    U.S. Treasury Inflationary Bonds
      3.625%, 07/15/02-01/15/08
    (Cost $15,909,030)...............     15,000     15,933,887
                                                   ------------
SOVEREIGN ISSUES -- 3.5%
ARGENTINA -- 1.0%
    Republic of Argentina [BRB, FRB]
      11.595%, 04/10/05..............      4,000      3,730,000
                                                   ------------
CANADA -- 0.3%
    Hydro-Quebec
      9.00%, 03/07/01................      1,000      1,009,000
                                                   ------------
KOREA -- 2.2%
    Korea Development Bank
      7.125%, 09/17/01...............      8,902      8,827,143
                                                   ------------
TOTAL SOVEREIGN ISSUES
  (Cost $13,891,945).................                13,566,143
                                                   ------------
BANK LOAN OBLIGATIONS -- 2.2%
    Alpha Wind Reinsurance [FRN]
      11.321%, 05/23/01..............      1,500      1,500,000
    AMFM Operating, Inc.++
      7.438%, 12/27/01...............      1,000        996,900
    Kansas City Southern Co.++
      8.605%, 01/15/07...............      1,500      1,504,219
    MGM Grand Corp.++
      8.059%, 07/06/00...............      3,000      2,927,399
    Starwood Hotel Trust II [FRN]++
      8.573%, 02/23/03...............      1,500      1,500,938
                                                   ------------
    (Cost $8,498,957)................                 8,429,456
                                                   ------------

                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)
                                       ---------

FOREIGN BONDS -- 0.6%
NEW ZEALAND
    Inter-American Development Bank
      5.75%, 04/15/04
    (Cost $2,641,657)................      4,900      2,179,828
                                                   ------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----

COMMERCIAL PAPER -- 1.2%
    Daimler-Chrysler
      6.63%, 09/21/00................  $     400   $    393,886
    Edison Midwest+
      6.78%, 07/19/00................        900        896,949
    General Electric Capital Corp.
      6.61%, 09/06/00................        100         98,751
    Norfolk Southern Corp.+
      6.83%, 08/28/00................        800        791,359
    Pearson, Inc.+
      6.87%, 08/24/00................        600        593,743
    Texas Utilities Co.+
      6.80%, 07/07/00................        900        898,980
    UBS Finance, Inc.
      6.92%, 07/05/00................        900        899,308
                                                   ------------
    (Cost $4,572,980)................                 4,572,976
                                                   ------------

                                        SHARES
                                        ------

SHORT-TERM INVESTMENTS -- 0.4%
    Temporary Investment Cash Fund...    748,250        748,250
    Temporary Investment Fund........    748,250        748,250
                                                   ------------
    (Cost $1,496,500)................                 1,496,500
                                                   ------------
TOTAL INVESTMENTS -- 116.1% (Cost
  $458,731,992)......................               452,579,021
                                                   ------------

                                        NUMBER
                                          OF
                                       CONTRACTS
                                       ---------

WRITTEN OPTIONS -- 0.0%
CALL OPTIONS
    March 2001 Euro Dollar Futures,
      Strike Price 93.25, Expires
      03/19/01.......................          9         (2,475)
    Swap between Fixed Rate and 3
      Month LIBOR-BBA, Strike Price
      7.00, Expires 09/15/00.........         84         (7,039)
    Swap between Fixed Rate and 3
      Month LIBOR-BBA, Strike Price
      7.00, Expires 09/22/00.........         78         (8,343)
    Swap between Fixed Rate and 3
      Month LIBOR-BBA, Strike Price
      7.00, Expires 09/28/00.........         70        (13,398)
                                                   ------------
TOTAL WRITTEN OPTIONS
  (Cost $(30,952))...................                   (31,255)
                                                   ------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (16.1%)..................               (62,826,907)
                                                   ------------
NET ASSETS -- 100.0%.................              $389,720,859
                                                   ============

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
- ------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at June 30, 2000:

                                                     IN
     SETTLEMENT                     CONTRACTS     EXCHANGE    CONTRACTS     UNREALIZED
        MONTH          TYPE         TO DELIVER      FOR        AT VALUE    APPRECIATION
- ---------------------------------------------------------------------------------------

07/00                  Sell   NZD   4,855,000    $2,325,885   $2,285,459     $40,426
                                                 ==========   ==========     =======

Credit default swap agreements outstanding at June 30, 2000:

                                             NOTIONAL
                                EXPIRATION    AMOUNT     UNREALIZED
         DESCRIPTION              MONTH       (000)     DEPRECIATION
- --------------------------------------------------------------------

Pay fixed rate equal to 6.15%
  and the Portfolio will
  receive from the
  counterparty at par in the
  event of default of the
  Republic of Argentina 9.25%
  due 02/23/01................    03/01      $   900      $ 47,978
Pay fixed rate equal to 5.70%
  and the Portfolio will
  receive from the
  counterparty at par in the
  event of default of the
  Republic of Argentina 9.25%
  due 02/23/01................    03/01        2,100        97,182
                                                          --------
                                                          $145,160
                                                          ========

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of
Investments.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to
  0.8% of net assets.

++ Illiquid security. At the end of the period, these securities amounted to
   1.8% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 9.2% of net assets.

See Notes to Financial Statements.

AST ALLIANCE GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

COMMON STOCK -- 99.2%
BROADCASTING -- 5.4%
    AMFM, Inc.*......................     83,800   $  5,782,200
    AT&T Corp. Liberty Media Group
      Cl-A*..........................    748,400     18,148,700
                                                   ------------
                                                     23,930,900
                                                   ------------
BUSINESS SERVICES -- 0.3%
    Foundry Networks, Inc.*..........     13,900      1,535,950
                                                   ------------
COMPUTER HARDWARE -- 4.8%
    Dell Computer Corp.*.............    196,200      9,675,113
    EMC Corp.*.......................    152,800     11,756,050
                                                   ------------
                                                     21,431,163
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 11.1%
    Cisco Systems, Inc.*.............    316,700     20,130,243
    Microsoft Corp.*.................    171,200     13,696,000
    Oracle Corp.*....................    135,400     11,382,063
    Sun Microsystems, Inc.*..........     30,700      2,791,781
    Veritas Software Corp.*..........     10,300      1,164,061
                                                   ------------
                                                     49,164,148
                                                   ------------
CONGLOMERATES -- 9.3%
    Corning, Inc. ...................     34,300      9,256,713
    Tyco International Ltd. .........    525,800     24,909,775
    United Technologies Corp. .......    117,600      6,923,700
                                                   ------------
                                                     41,090,188
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 1.1%
    Colgate-Palmolive Co. ...........     81,800      4,897,775
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.2%
    AT&T Wireless Group*.............    291,200      8,117,200
    Texas Instruments, Inc. .........     89,000      6,113,188
                                                   ------------
                                                     14,230,388
                                                   ------------
ENTERTAINMENT & LEISURE -- 5.7%
    Disney, (Walt) Co. ..............    101,800      3,951,113
    Time Warner, Inc. ...............    169,800     12,904,799
    Viacom, Inc. Cl-B*...............    121,311      8,271,894
                                                   ------------
                                                     25,127,806
                                                   ------------
FINANCIAL-BANK & TRUST -- 1.6%
    Chase Manhattan Corp. ...........     83,600      3,850,825
    MBNA Corp. ......................    114,700      3,111,238
                                                   ------------
                                                      6,962,063
                                                   ------------
FINANCIAL SERVICES -- 9.4%
    Associates First Capital Corp.
      Cl-A...........................    421,400      9,402,488
    Citigroup, Inc. .................    262,400     15,809,599
    Freddie Mac......................     96,500      3,908,250
    Goldman Sachs Group, Inc. .......     19,700      1,869,038
    Morgan Stanley Dean Witter &
      Co. ...........................    116,100      9,665,325
    Wells Fargo & Co. ...............     26,500      1,026,875
                                                   ------------
                                                     41,681,575
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----

INSURANCE -- 0.6%
    American International Group,
      Inc. ..........................     22,900   $  2,690,750
                                                   ------------
INTERNET SERVICES -- 0.8%
    eBay, Inc.*......................     10,600        575,713
    VeriSign, Inc.*..................     17,773      3,136,846
                                                   ------------
                                                      3,712,559
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Medtronic, Inc. .................     90,900      4,527,956
    PE Corp. - PE Biosystems Group...      9,200        606,050
                                                   ------------
                                                      5,134,006
                                                   ------------
PHARMACEUTICALS -- 10.9%
    Pfizer, Inc. ....................    577,375     27,714,000
    Pharmacia Corp. .................     47,900      2,475,831
    Schering-Plough Corp. ...........    356,900     18,023,450
                                                   ------------
                                                     48,213,281
                                                   ------------
PRINTING & PUBLISHING -- 0.5%
    Lexmark International Group, Inc.
      Cl-A*..........................     33,300      2,239,425
                                                   ------------
RETAIL & MERCHANDISING -- 6.5%
    Gap, Inc. .......................     86,800      2,712,500
    Home Depot, Inc. ................    239,200     11,945,049
    Kohl's Corp.*....................     81,500      4,533,438
    Lowe's Companies, Inc. ..........     85,500      3,510,844
    Target Corp. ....................     21,600      1,252,800
    Walgreen Co. ....................    150,400      4,841,000
                                                   ------------
                                                     28,795,631
                                                   ------------
SEMICONDUCTORS -- 13.4%
    Applied Materials, Inc.*.........    217,000     19,665,625
    E-Tek Dynamics, Inc.*............     11,800      3,112,988
    Intel Corp. .....................    193,800     25,908,637
    JDS Uniphase Corp.*..............     40,800      4,890,900
    Micron Technology, Inc.*.........     34,400      3,029,350
    PMC-Sierra, Inc.*................     17,600      3,127,300
                                                   ------------
                                                     59,734,800
                                                   ------------
TELECOMMUNICATIONS -- 13.4%
    Ericsson, (L.M.) Telephone Co.
      [ADR]..........................    117,200      2,344,000
    MediaOne Group, Inc.++...........    111,900      7,455,338
    Nokia Corp. Cl-A [ADR]...........    529,900     26,461,880
    Nortel Networks Corp. NY Reg.*...    174,800     11,930,100
    QUALCOMM, Inc.*..................     22,000      1,320,000
    Sprint Corp. (FON Group).........     62,800      3,202,800
    Sycamore Networks, Inc.*.........      8,400        927,150
    Vodafone AirTouch PLC [ADR]......    151,800      6,290,213
                                                   ------------
                                                     59,931,481
                                                   ------------
TOTAL COMMON STOCK
  (Cost $412,777,181)................               440,503,889
                                                   ------------

AST ALLIANCE GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

SHORT-TERM INVESTMENTS -- 0.7%
    Temporary Investment Cash Fund...  1,640,523   $  1,640,523
    Temporary Investment Fund........  1,640,522      1,640,522
                                                   ------------
    (Cost $3,281,045)................                 3,281,045
                                                   ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $416,058,226)................               443,784,934
OTHER ASSETS LESS
  LIABILITIES -- 0.1%................                   322,454
                                                   ------------
NET ASSETS -- 100.0%.................              $444,107,388
                                                   ============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

++ Illiquid security. At the end of the period, this security amounted to 1.7%
   of net assets.

See Notes to Financial Statements.

AST JANUS OVERSEAS GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----

FOREIGN STOCK -- 88.8%
ARGENTINA -- 0.1%
    Telefonica SA [ADR]*..........      25,451   $    1,630,455
                                                 --------------
AUSTRALIA -- 0.1%
    Melbourne It Ltd.*............     322,112        1,622,067
                                                 --------------
BRAZIL -- 2.5%
    Petroleo Brasileiro SA
      [ADR]*......................     421,550       12,735,657
    Tele Sudeste Celular
      Participacoes SA [ADR]*.....      25,027          763,324
    Telecomunicacoes Brasileiras
      SA Pfd. [ADR]...............     125,135       12,153,737
    Telecomunicacoes de Sao Paulo
      SA [ADR]....................     125,135        2,314,998
    Telesp Celular Participacoes
      SA [ADR]....................     233,320       10,470,235
                                                 --------------
                                                     38,437,951
                                                 --------------
CANADA -- 6.7%
    Bombardier, Inc. Cl-B.........     331,900        9,004,961
    Celestica, Inc.*..............      10,946          532,647
    Celestica, Inc. NY Reg.*......     215,355       10,686,992
    Corus Entertainment, Inc.*....     186,694        4,977,095
    Le Groupe Videotron Ltee......     609,975       14,161,817
    Nortel Networks Corp. ........      80,377        5,571,226
    Nortel Networks Corp. NY
      Reg.*.......................     352,230       24,039,697
    Rogers Communications, Inc.
      Cl-B*.......................     647,416       18,330,061
    Shaw Communications, Inc.
      Cl-B........................     638,161       15,720,691
                                                 --------------
                                                    103,025,187
                                                 --------------
EGYPT -- 0.4%
    MobiNil*......................     181,096        5,893,813
                                                 --------------
FINLAND -- 6.3%
    Nokia AB Oyj..................   1,083,067       55,492,648
    Nokia Corp. Cl-A [ADR]........     767,460       38,325,034
    Tieto Corp. Cl-B..............      73,145        2,450,554
                                                 --------------
                                                     96,268,236
                                                 --------------
FRANCE -- 5.5%
    Alcatel Corp. ................     261,560       17,225,050
    Canal Plus....................      20,506        3,459,601
    Cap Gemini SA.................      27,126        4,797,495
    Havas Advertising SA..........     543,064       12,467,775
    Schneider SA..................      71,682        5,016,091
    STMicroelectronics NV.........     238,953       15,117,809
    STMicroelectronics NV NY Reg..       5,985          384,162
    Total Fina SA Cl-B*...........     171,356       26,380,151
                                                 --------------
                                                     84,848,134
                                                 --------------
GERMANY -- 3.1%
    EM.TV & Merchandising AG......     112,168        6,666,426
    Intershop Communications AG...       4,801        2,204,447
    Marschollek, Lautenschlaeger
      und Partner AG Pfd. ........      29,790       14,835,032
    Pharmacia Corp. ..............     183,563        9,487,913
    Porsche AG Pfd. ..............       5,345       14,525,570
                                                 --------------
                                                     47,719,388
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----

HONG KONG -- 9.5%
    China Telecom Ltd. ...........   3,052,000   $   26,917,791
    China Telecom Ltd. [ADR]*.....     469,560       83,493,637
    China Unicom Ltd. [ADR]*......     175,070        3,720,238
    Citic Pacific Ltd. ...........   2,566,000       13,430,712
    Legend Holdings Ltd. .........  18,850,000       18,257,467
                                                 --------------
                                                    145,819,845
                                                 --------------
INDIA -- 0.9%
    Reliance Industries [GDR]
      144A........................     693,998       14,573,958
                                                 --------------
ISRAEL -- 2.1%
    Check Point Software
      Technologies Ltd.*..........     153,370       32,476,098
                                                 --------------
ITALY -- 0.1%
    Finmeccanica SPA*.............   1,335,000        1,842,791
                                                 --------------
JAPAN -- 13.5%
    Fujitsu Ltd.*.................     164,000        5,688,766
    Furukawa Electric Co. ........     887,000       18,569,726
    Ito-Yokado Co. Ltd. ..........      61,000        3,678,397
    Murata Manufacturing Co.
      Ltd. .......................      67,000        9,638,237
    NEC Corp. ....................     600,000       18,884,419
    Nippon Telegraph & Telephone
      Corp. ......................         363        4,837,644
    NTT Mobile Communication
      Network, Inc. ..............       2,680       72,698,394
    Rohm Co. Ltd. ................       8,100        2,373,312
    Shionogi & Co. Ltd. ..........     413,000        7,865,625
    SoftBank Corp. ...............      98,800       13,447,067
    Sony Corp. ...................     279,600       26,162,575
    Sony Corp. [ADR]*.............      34,490        3,252,838
    Takeda Chemical Industries
      Ltd. .......................     232,000       15,261,786
    Yamanouchi Pharmaceutical Co.
      Ltd. .......................      68,000        3,721,308
                                                 --------------
                                                    206,080,094
                                                 --------------
KOREA -- 5.1%
    Dacom Corp. ..................      29,520        4,275,812
    Samsung Electronics Co. ......     105,300       34,848,529
    Samsung Electronics Co. [GDR]
      144A*.......................     108,020        9,870,328
    SK Telecom Co. Ltd. [ADR].....     797,681       28,965,791
                                                 --------------
                                                     77,960,460
                                                 --------------
MEXICO -- 4.6%
    Grupo Televisa SA [GDR].......     341,460       23,539,399
    Telefonos de Mexico SA Cl-L
      [ADR].......................     830,790       47,458,879
                                                 --------------
                                                     70,998,278
                                                 --------------
NETHERLANDS -- 3.8%
    ASM Lithography Holding NV*...     113,126        4,882,029
    ASM Lithography Holding NV NY
      Reg. .......................      50,835        2,243,094
    Getronics NV..................     221,940        3,435,900
    IFCO Systems NV*..............       7,691          203,481
    IFCO Systems NV NY Reg.*......       9,395          239,573
    Koninklijke (Royal) Philips
      Electronics NV..............     636,671       30,149,106

AST JANUS OVERSEAS GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----

    Koninklijke Numico NV.........      45,219   $    2,154,318
    Unilever NV...................      68,628        3,161,019
    Versatel Telecom International
      NV*.........................     297,744       12,558,221
                                                 --------------
                                                     59,026,741
                                                 --------------
SINGAPORE -- 1.6%
    Chartered Semiconductor
      Manufacturing Ltd. [ADR]*...      66,930        6,023,700
    Datadraft Asia Ltd. ..........     923,520        8,126,977
    Flextronics International
      Ltd. .......................      44,370        3,047,664
    Singapore Press Holdings
      Ltd. .......................     323,000        5,044,014
    ST Assembly Test Services
      Ltd.*.......................      99,595        2,564,571
                                                 --------------
                                                     24,806,926
                                                 --------------
SOUTH AFRICA -- 0.8%
    Dimension Data Holdings
      Ltd. .......................   1,536,200       12,711,467
                                                 --------------
SPAIN -- 4.2%
    Banco Bilbao Vizcaya SA.......   1,817,369       27,264,019
    Telefonica SA*................   1,760,589       37,972,827
                                                 --------------
                                                     65,236,846
                                                 --------------
SWEDEN -- 3.5%
    Adcore AB.....................     151,164        1,171,985
    Assa Abloy AB Cl-B............     661,689       13,353,402
    Ericsson, (L.M.) Telephone Co.
      [ADR].......................     599,704       11,994,080
    Ericsson, (L.M.) Telephone Co.
      Cl-B........................     749,488       14,911,622
    Securitas AB Cl-B.............     589,296       12,564,345
                                                 --------------
                                                     53,995,434
                                                 --------------
SWITZERLAND -- 0.5%
    Serono SA Cl-B................       9,556        7,992,374
                                                 --------------
TAIWAN -- 2.6%
    Taiwan Semiconductor
      Manufacturing Co. Ltd.*.....     793,290       30,789,568
    Taiwan Semiconductor
      Manufacturing Co. Ltd.
      [ADR]*......................     236,054        9,147,083
                                                 --------------
                                                     39,936,651
                                                 --------------
UNITED KINGDOM -- 11.3%
    AstraZeneca Group PLC.........     286,619       13,386,112
    AstraZeneca Group PLC
      [ADR]*......................       3,495          162,518
    Autonomy Corp. PLC*...........      12,717        1,564,191
    Baltimore Technologies PLC*...     517,530        3,956,591
    Cambridge Antibody Technology
      Group PLC*..................     309,631       14,015,543
    Capita Group PLC..............     279,706        6,847,091
    Colt Telecom Group PLC........     533,397       17,765,096
    Compass Group PLC.............     455,486        6,002,582
    Egg PLC 144A*.................     710,601        1,844,948
    Energis PLC...................     134,214        5,034,930
    GEO Interactive Media Group
      PLC++*......................     119,036        2,270,613

                                      SHARES         VALUE
                                      ------         -----

    Logica PLC....................     196,112   $    4,643,391
    Oxford GlycoSciences PLC*.....     238,514        6,770,324
    Prudential Corp. PLC..........     793,411       11,627,005
    SEMA Group PLC................     199,352        2,836,892
    Telewest Communications PLC...     679,361        2,344,929
    The Sage Group PLC............     684,277        5,542,172
    Vodafone AirTouch PLC.........  15,292,251       61,812,596
    Williams PLC*.................     858,972        4,973,988
                                                 --------------
                                                    173,401,512
                                                 --------------
TOTAL FOREIGN STOCK
  (Cost $941,754,783).............                1,366,304,706
                                                 --------------

                                          PAR
                                         (000)
                                        -------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.1%
    Federal Home Loan Bank 5.87%,
      08/25/00........................  $30,000    29,723,625
      5.90%, 07/24/00.................   25,000    24,905,285
      5.92%, 09/27/00.................   25,000    24,634,111
                                                 ------------
    (Cost $79,246,354)................             79,263,021
                                                 ------------

                                        SHARES
                                        ------

U.S. STOCK -- 4.6%
BUSINESS SERVICES -- 0.1%
    Autonomy Corp.*..................     11,625      1,429,875
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.5%
    Comverse Technology, Inc. .......     81,270      7,558,110
                                                   ------------
SEMICONDUCTORS -- 1.4%
    JDS Uniphase Corp. ..............    176,630     21,173,521
                                                   ------------
TELECOMMUNICATIONS -- 2.6%
    Amdocs Ltd. .....................    437,380     33,568,915
    NTL, Inc.*.......................    123,785      7,411,627
                                                   ------------
                                                     40,980,542
                                                   ------------
TOTAL U.S. STOCK
  (Cost $29,294,621).................                71,142,048
                                                   ------------

                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)
                                       ---------

FOREIGN BONDS -- 0.0%
NETHERLANDS
    United Pan-Europe Communications
      11.25%, 02/01/10
    (Cost $650,243)..................       655         586,225
                                                   ------------

AST JANUS OVERSEAS GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                         PAR
                                        (000)
                                       -------

COMMERCIAL PAPER -- 1.8%
  CIT Group Holdings, Inc.
    6.84%, 07/03/00
  (Cost $28,189,284).................  $28,200  $   28,189,284
                                                --------------
TOTAL INVESTMENTS -- 100.3%
  (Cost $1,079,135,285)..............            1,545,485,284
LIABILITIES IN EXCESS OF OTHER
  ASSETS --(0.3%)....................               (5,333,437)
                                                --------------
NET ASSETS -- 100.0%.................           $1,540,151,847
                                                ==============

Foreign currency exchange contracts outstanding at June 30, 2000:

                                               IN                         UNREALIZED
SETTLEMENT                  CONTRACTS       EXCHANGE      CONTRACTS     APPRECIATION/
MONTH        TYPE          TO RECEIVE         FOR          AT VALUE     (DEPRECIATION)
- --------------------------------------------------------------------------------------

10/00        Buy    CHF       9,300,000   $  5,539,735   $  5,773,170     $  233,435
07/00        Buy    EUR       4,002,830      3,791,529      3,837,069         45,540
09/00        Buy    EUR      93,900,000     88,055,149     90,441,544      2,386,395
10/00        Buy    EUR      31,800,000     29,740,508     30,675,142        934,634
01/01        Buy    EUR       9,200,000      8,747,666      8,934,033        186,367
07/00        Buy    GBP       1,551,569      2,332,443      2,348,905         16,462
09/00        Buy    GBP      12,000,000     18,073,420     18,193,167        119,747
07/00        Buy    JPY     144,589,512      1,373,300      1,366,611         (6,689)
09/00        Buy    JPY   6,720,000,000     65,263,723     64,307,567       (956,156)
10/00        Buy    JPY   1,725,000,000     16,553,592     16,574,887         21,295
07/00        Buy    HKD         575,895         73,879         73,880              1
03/01        Buy    HKD     181,000,000     23,214,369     23,232,382         18,013
05/01        Buy    HKD     152,000,000     19,399,105     19,508,827        109,722
07/00        Buy    KOR   7,015,137,360      6,304,608      6,291,669        (12,939)
                                          ------------   ------------     ----------
                                          $288,463,026   $291,558,853     $3,095,827
                                          ============   ============     ==========

                                               IN                         UNREALIZED
SETTLEMENT                 CONTRACTS        EXCHANGE      CONTRACTS     APPRECIATION/
MONTH       TYPE           TO DELIVER         FOR          AT VALUE     (DEPRECIATION)
- --------------------------------------------------------------------------------------

09/00
            Sell   CAD       17,600,000   $ 12,126,891   $ 11,906,050    $   220,841
10/00
            Sell   CAD       11,600,000      7,845,790      7,859,398        (13,608)
07/00
            Sell   CHF       12,450,000      7,642,726      7,728,599        (85,873)
09/00
            Sell   CHF      147,700,000    141,198,824    142,310,921     (1,112,097)
10/00
            Sell   CHF       46,550,000     44,734,550     44,903,393       (168,843)
11/00
            Sell   CHF       27,500,000     25,161,950     26,594,716     (1,432,766)
01/01
            Sell   CHF       21,800,000     20,907,175     21,165,382       (258,207)
07/00
            Sell   EUR        2,494,722      2,354,680      2,391,413        (36,733)
07/00
            Sell   GBP           96,675        145,411        146,355           (944)
09/00
            Sell   GBP       42,300,000     67,148,668     64,139,103      3,009,565
10/00
            Sell   GBP          700,000      1,107,820      1,061,716         46,104

                                               IN                         UNREALIZED
SETTLEMENT                 CONTRACTS        EXCHANGE      CONTRACTS     APPRECIATION/
MONTH       TYPE           TO DELIVER         FOR          AT VALUE     (DEPRECIATION)
- --------------------------------------------------------------------------------------

01/01
            Sell   GBP       11,200,000   $ 17,141,600   $ 17,023,088    $   118,512
03/01
            Sell   HKD      454,900,000     58,387,681     58,389,008         (1,327)
05/01
            Sell   HKD      787,000,000    100,159,009    101,009,428       (850,419)
06/01
            Sell   HKD       96,400,000     12,373,901     12,371,932          1,969
07/00
            Sell   JPY      259,409,216      2,464,056      2,451,848         12,208
09/00
            Sell   JPY   15,265,000,000    146,226,950    145,979,287        247,663
10/00
            Sell   JPY    2,050,000,000     20,256,917     19,697,691        559,226
11/00
            Sell   JPY    1,490,000,000     14,064,565     14,433,478       (368,913)
01/01
            Sell   JPY      560,000,000      5,455,431      5,490,183        (34,752)
01/01
            Sell   KOR      600,000,000        534,759        538,104         (3,345)
02/01
            Sell   KOR    4,180,000,000      3,734,737      3,748,796        (14,059)
07/01
            Sell   SGD        4,600,000      2,844,253      2,938,489        (94,236)
                                          ------------   ------------    -----------
                                          $714,018,344   $714,278,378    $  (260,034)
                                          ============   ============    ===========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 2000. Percentages are based on net assets.

                      INDUSTRY
                      --------

Advertising.........................................   0.8%
Aerospace...........................................   0.1%
Automobile Manufacturers............................   0.9%
Broadcasting........................................   6.1%
Business Services...................................   1.9%
Chemicals...........................................   0.9%
Computer Hardware...................................   4.2%
Computer Services & Software........................   4.0%
Consumer Products & Services........................   0.8%
Electronic Components & Equipment...................  11.1%
Financial-Bank & Trust..............................   1.8%
Financial Services..................................   1.1%
Food................................................   0.7%
Insurance...........................................   0.8%
Internet Services...................................  15.4%
Machinery & Equipment...............................   0.3%
Metals & Mining.....................................   0.9%
Oil & Gas...........................................   2.5%
Pharmaceuticals.....................................   5.1%
Retail & Merchandising..............................   0.2%
Semiconductors......................................   4.3%
Telecommunications..................................  24.9%
                                                      -----
Total...............................................  88.8%
                                                      =====

- ------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

++ Illiquid security. At the end of the period, this security amounted to 0.1%
of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.7% of net assets.

See Notes to Financial Statements.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----

COMMON STOCK -- 98.6%
ADVERTISING -- 0.4%
    Omnicom Group, Inc. ..............    5,300   $    472,031
    TMP Worldwide, Inc.*..............    7,300        538,831
    True North Communications,
      Inc. ...........................   21,900        932,119
                                                  ------------
                                                     1,942,981
                                                  ------------
AEROSPACE -- 1.4%
    Boeing Co. .......................   65,800      2,751,263
    Northrop Grumman Corp. ...........   57,900      3,835,875
                                                  ------------
                                                     6,587,138
                                                  ------------
AIRLINES -- 0.1%
    AMR Corp.*........................    4,600        121,613
    Delta Air Lines, Inc. ............    4,700        237,643
                                                  ------------
                                                       359,256
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 1.1%
    Ford Motor Co. ...................   83,100      3,573,300
    General Motors Corp. .............   31,300      1,817,356
                                                  ------------
                                                     5,390,656
                                                  ------------
AUTOMOTIVE PARTS -- 0.4%
    Eaton Corp. ......................   23,200      1,554,400
    Visteon Corp.*....................   10,881        131,926
                                                  ------------
                                                     1,686,326
                                                  ------------
BEVERAGES -- 0.9%
    Anheuser-Busch Companies, Inc. ...   23,400      1,747,688
    Coca-Cola Co. ....................    3,900        224,006
    PepsiCo, Inc. ....................   54,200      2,408,512
                                                  ------------
                                                     4,380,206
                                                  ------------
BROADCASTING -- 0.0%
    Hispanic Broadcasting Corp.*......    7,200        238,500
                                                  ------------
BUILDING MATERIALS -- 0.3%
    Sherwin Williams Co. .............   44,300        938,606
    USG Corp. ........................   11,200        340,200
                                                  ------------
                                                     1,278,806
                                                  ------------
BUSINESS SERVICES -- 0.1%
    Diamond Technology Partners
      Cl-A*...........................    2,600        228,800
    Galileo International, Inc. ......    8,400        175,350
    Manpower, Inc. ...................    8,500        272,000
                                                  ------------
                                                       676,150
                                                  ------------
CAPITAL GOODS -- 0.4%
    Briggs & Stratton Corp. ..........   14,600        500,050
    Cummins Engine Co., Inc. .........   47,800      1,302,550
                                                  ------------
                                                     1,802,600
                                                  ------------
CHEMICALS -- 0.9%
    Dow Chemical Co. .................  112,200      3,387,037
    DuPont, (E.I.) de Nemours &
      Co. ............................    6,800        297,500
    Engelhard Corp. ..................   25,400        433,388
                                                  ------------
                                                     4,117,925
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----

CLOTHING & APPAREL -- 0.5%
    Limited, Inc. ....................   84,900   $  1,835,962
    Liz Claiborne, Inc. ..............   15,300        539,325
    Reebok International Ltd.*........    6,200         98,813
                                                  ------------
                                                     2,474,100
                                                  ------------
COMPUTER HARDWARE -- 4.8%
    Adaptec, Inc.*....................   16,200        368,550
    Apple Computer, Inc.*.............   55,000      2,880,625
    Compaq Computer Corp. ............    2,800         71,575
    Dell Computer Corp.*..............   83,400      4,112,663
    EMC Corp.*........................   47,600      3,662,225
    Gateway, Inc.*....................    3,600        204,300
    Hewlett-Packard Co. ..............   42,600      5,319,675
    Insight Enterprises, Inc.*........    1,400         83,038
    International Business Machines
      Corp. ..........................   54,000      5,916,374
    Sandisk Corp.*....................    4,500        275,344
    Seagate Technology, Inc.*.........    5,000        275,000
                                                  ------------
                                                    23,169,369
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 11.2%
    Adobe Systems, Inc. ..............    5,800        754,000
    Advanced Digital Information
      Corp.*..........................    9,400        149,813
    Automatic Data Processing,
      Inc. ...........................    5,400        289,238
    BEA Systems, Inc.*................    2,100        103,819
    Cisco Systems, Inc.*..............  255,200     16,221,149
    Computer Associates International,
      Inc. ...........................   29,300      1,499,794
    Electronic Data Systems Corp. ....   41,200      1,699,500
    InfoSpace.com, Inc.*..............    2,100        116,025
    MarchFirst, Inc.*.................   43,300        790,225
    Microsoft Corp.*..................  173,800     13,903,999
    Network Appliance, Inc.*..........   10,600        853,300
    Oracle Corp.*.....................  109,100      9,171,218
    Siebel Systems, Inc.*.............    3,900        637,894
    Sun Microsystems, Inc.*...........   66,800      6,074,625
    Sybase, Inc.*.....................   15,100        347,300
    Veritas Software Corp.*...........   10,400      1,175,363
                                                  ------------
                                                    53,787,262
                                                  ------------
CONGLOMERATES -- 2.5%
    Corning, Inc. ....................    9,200      2,482,850
    ITT Industries, Inc. .............   14,300        434,363
    Johnson Controls, Inc. ...........    5,400        277,088
    Minnesota Mining & Manufacturing
      Co. ............................   35,600      2,936,999
    National Service Industries,
      Inc. ...........................   32,700        637,650
    Philip Morris Companies, Inc. ....   81,100      2,154,219
    Tyco International Ltd. ..........   37,800      1,790,775
    Viad Corp. .......................   37,700      1,027,325
                                                  ------------
                                                    11,741,269
                                                  ------------
CONSTRUCTION -- 0.1%
    Centex Corp. .....................    2,500         58,750
    Dycom Industries, Inc.*...........    6,000        276,000
                                                  ------------
                                                       334,750
                                                  ------------

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----

CONSUMER PRODUCTS & SERVICES -- 2.3%
    Alberto-Culver Co. Cl-B...........    4,400   $    134,475
    Avon Products, Inc. ..............    8,800        391,600
    Bausch & Lomb, Inc. ..............   21,300      1,648,088
    Church and Dwight Co., Inc. ......   12,400        223,200
    Colgate-Palmolive Co. ............   26,400      1,580,700
    Eastman Kodak Co. ................   20,100      1,195,950
    Fortune Brands, Inc. .............    8,100        186,806
    International Flavors &
      Fragrances, Inc. ...............   11,200        338,100
    Procter & Gamble Co. .............   43,500      2,490,375
    Tupperware Corp. .................   57,600      1,267,200
    UST, Inc. ........................   36,400        534,625
    Whirlpool Corp. ..................   26,400      1,230,900
                                                  ------------
                                                    11,222,019
                                                  ------------
CONTAINERS & PACKAGING -- 0.1%
    Ball Corp. .......................   15,800        508,563
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 7.1%
    Agilent Technologies, Inc.*.......   11,842        873,348
    Analog Devices, Inc.*.............   12,400        942,400
    AVX Corp. ........................   32,000        734,000
    Cabletron Systems, Inc.*..........    6,300        159,075
    Credence Systems Corp.*...........   19,700      1,087,194
    Cypress Semiconductor Corp.*......    9,600        405,600
    Diebold, Inc. ....................   15,300        426,488
    Electronics for Imaging, Inc.*....    7,900        199,969
    General Electric Co. .............  380,100     19,385,099
    KEMET Corp.*......................   45,300      1,135,331
    KLA-Tencor Corp.*.................   22,500      1,317,656
    PerkinElmer, Inc. ................    7,000        462,875
    Proxicom, Inc.*...................    2,000         95,750
    Rockwell International Corp. .....   12,700        400,050
    Sensormatic Electronics Corp.*....   22,000        347,875
    Technitrol, Inc. .................    1,000         96,875
    Teradyne, Inc.*...................   16,000      1,176,000
    Texas Instruments, Inc. ..........   43,100      2,960,430
    TXU Corp. ........................   24,000        708,000
    Vishay Intertechnology, Inc.*.....   23,800        902,913
                                                  ------------
                                                    33,816,928
                                                  ------------
ENTERTAINMENT & LEISURE -- 1.9%
    Anchor Gaming*....................    2,800        134,225
    Brunswick Corp. ..................   36,700        607,844
    Disney, (Walt) Co. ...............  139,300      5,406,581
    Pixar, Inc.*......................   10,000        352,500
    Time Warner, Inc. ................   16,100      1,223,600
    Viacom, Inc. Cl-B*................   20,000      1,363,750
                                                  ------------
                                                     9,088,500
                                                  ------------
EQUIPMENT SERVICES -- 0.2%
    Hertz Corp. Cl-A..................   30,100        844,681
                                                  ------------
FINANCIAL-BANK & TRUST -- 2.7%
    Bank of America Corp. ............  135,900      5,843,699
    Chase Manhattan Corp. ............   83,850      3,862,341
    City National Corp. ..............    2,600         92,300
    First Union Corp. ................   14,400        357,300
    GreenPoint Financial Corp. .......   39,900        748,125

                                        SHARES       VALUE
                                        ------       -----

    MBNA Corp. .......................    8,700   $    235,988
    Silicon Valley Bancshares*........   18,200        775,775
    UnionBanCal Corp. ................   43,200        801,900
                                                  ------------
                                                    12,717,428
                                                  ------------
FINANCIAL SERVICES -- 7.3%
    AMBAC Financial Group, Inc. ......   18,400      1,008,550
    Americredit Corp.*................    7,300        124,100
    AXA Financial, Inc. ..............    4,300        146,200
    Block, (H&R), Inc. ...............   10,600        343,175
    Citigroup, Inc. ..................  196,800     11,857,199
    Deluxe Corp. .....................   44,500      1,048,531
    Dun & Bradstreet Corp. ...........    2,800         80,150
    Fannie Mae........................   75,000      3,914,063
    Fleet Financial Group, Inc. ......  160,200      5,446,800
    Lehman Brothers Holdings, Inc. ...   21,000      1,985,813
    Merrill Lynch & Co., Inc. ........   10,000      1,150,000
    Metris Companies, Inc. ...........   35,550        893,194
    Morgan Stanley Dean Witter &
      Co. ............................   66,900      5,569,424
    PNC Financial Services Group,
      Inc. ...........................   15,900        745,313
    Providian Financial Corp. ........    7,900        711,000
                                                  ------------
                                                    35,023,512
                                                  ------------
FOOD -- 2.7%
    Archer Daniels Midland Co. .......    7,900         77,519
    Bestfoods, Inc. ..................    1,700        117,725
    ConAgra, Inc. ....................  140,800      2,683,999
    Great Atlantic & Pacific Tea Co.,
      Inc. ...........................   13,300        221,113
    Heinz, (H.J.) Co. ................    2,800        122,500
    Hormel Foods Corp. ...............   15,800        265,638
    IBP, Inc. ........................   36,300        560,381
    Keebler Foods Co. ................   10,300        382,388
    Kellogg Co. ......................   28,600        850,850
    Quaker Oats Co. ..................   50,300      3,778,787
    Ralston Purina Group..............   22,000        438,625
    Safeway, Inc.*....................   16,100        726,513
    Supervalu, Inc. ..................  113,900      2,171,218
    Sysco Corp. ......................    4,300        181,138
    Unilever NV NY Reg................    6,600        283,800
                                                  ------------
                                                    12,862,194
                                                  ------------
HEALTHCARE SERVICES -- 0.6%
    Oxford Health Plans, Inc.*........   32,400        771,525
    PacifiCare Health Systems,
      Inc.*...........................    2,800        168,525
    United HealthGroup, Inc. .........   22,700      1,946,525
                                                  ------------
                                                     2,886,575
                                                  ------------
INSURANCE -- 2.9%
    American General Corp. ...........    2,000        122,000
    American International Group,
      Inc. ...........................   12,925      1,518,688
    Arthur J. Gallagher & Co. ........   12,700        533,400
    CIGNA Corp. ......................   40,300      3,768,049
    Lincoln National Corp. ...........   80,300      2,900,837
    Marsh & McLennan Companies,
      Inc. ...........................    6,500        678,844
    MetLife, Inc.*....................   25,800        543,413
    MGIC Investment Corp. ............   21,800        991,900
    PMI Group, Inc. ..................   29,600      1,406,000
    Radian Group, Inc. ...............   27,400      1,417,950

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----

    The Hartford Financial Services
      Group, Inc. ....................    1,900   $    106,281
    Torchmark Corp. ..................    3,000         74,063
                                                  ------------
                                                    14,061,425
                                                  ------------
INTERNET SERVICES -- 1.5%
    America Online, Inc.*.............   87,400      4,610,350
    Yahoo!, Inc.*.....................   19,500      2,415,563
                                                  ------------
                                                     7,025,913
                                                  ------------
MACHINERY & EQUIPMENT -- 1.5%
    Advanced Energy Industries*.......    3,534        208,314
    Asyst Technologies, Inc.*.........   13,300        455,525
    Caterpillar, Inc. ................    5,000        169,375
    Cooper Industries, Inc. ..........   10,400        338,650
    Dover Corp. ......................   68,400      2,774,474
    Illinois Tool Works, Inc. ........   15,500        883,500
    Kulicke & Soffa Industries,
      Inc.*...........................   20,900      1,240,938
    Pall Corp. .......................   36,700        692,713
    Stanley Works, Inc. ..............   16,900        401,375
                                                  ------------
                                                     7,164,864
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.7%
    Bard, (C.R.), Inc. ...............   17,700        851,813
    Baxter International, Inc. .......   16,900      1,188,281
    Beckman Coulter, Inc. ............    2,300        134,263
    Cytyc Corp.*......................    6,200        330,925
    Johnson & Johnson Co. ............   81,800      8,333,375
    Mallinckrodt, Inc. ...............   42,700      1,854,781
                                                  ------------
                                                    12,693,438
                                                  ------------
METALS & MINING -- 0.4%
    Alcan Aluminum Ltd. ..............   12,400        384,400
    Alcoa, Inc. ......................    2,200         63,800
    Barrick Gold Corp. ...............   17,600        320,100
    Nucor Corp. ......................   16,200        537,637
    Placer Dome, Inc. ................   19,900        190,294
    USX-U.S. Steel Group, Inc. .......    3,900         72,394
    Worthington Industries, Inc. .....   24,200        254,100
                                                  ------------
                                                     1,822,725
                                                  ------------
OFFICE EQUIPMENT -- 0.2%
    Pitney Bowes, Inc. ...............   19,900        796,000
    Xerox Corp. ......................    5,900        118,000
                                                  ------------
                                                       914,000
                                                  ------------
OIL & GAS -- 7.0%
    Amerada Hess Corp. ...............    7,100        438,425
    BJ Services Co.*..................   14,000        875,000
    Chevron Corp. ....................   61,800      5,241,413
    Ensco International, Inc. ........    8,100        290,081
    Exxon Mobil Corp. ................   99,100      7,785,543
    Kerr-McGee Corp. .................   84,000      4,950,750
    Keyspan Corp. ....................   12,500        384,375
    Noble Drilling Corp.*.............    9,000        370,688
    Occidental Petroleum Corp. .......  243,800      5,135,038
    Phillips Petroleum Co. ...........   14,400        729,900
    Royal Dutch Petroleum Co. ........   56,900      3,502,906

                                        SHARES       VALUE
                                        ------       -----

    Texaco, Inc. .....................    6,300   $    335,475
    Tidewater, Inc. ..................   25,800        928,800
    Ultramar Diamond Shamrock
      Corp. ..........................  103,900      2,578,019
                                                  ------------
                                                    33,546,413
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.7%
    International Paper Co. ..........   29,068        866,590
    Temple-Inland, Inc. ..............   19,500        819,000
    Westvaco Corp. ...................   30,500        756,781
    Weyerhaeuser Co. .................   22,100        950,300
                                                  ------------
                                                     3,392,671
                                                  ------------
PHARMACEUTICALS -- 8.0%
    Allergan, Inc. ...................    7,400        551,300
    Andrx Corp.*......................    1,900        121,452
    Bristol-Meyers Squibb Co. ........   81,000      4,718,250
    Cardinal Health, Inc. ............    5,300        392,200
    Elan Corp. PLC [ADR]*.............    5,300        256,719
    Jones Pharma, Inc. ...............   15,600        623,025
    Lilly, (Eli) & Co. ...............   29,400      2,936,325
    Merck & Co., Inc. ................  107,200      8,214,199
    Pfizer, Inc. .....................  323,150     15,511,199
    Schering-Plough Corp. ............   96,700      4,883,350
                                                  ------------
                                                    38,208,019
                                                  ------------
PRINTING & PUBLISHING -- 0.6%
    Gannett Co., Inc. ................   17,800      1,064,663
    Knight-Ridder, Inc. ..............    8,400        446,775
    Tribune Co. ......................   40,300      1,410,500
                                                  ------------
                                                     2,921,938
                                                  ------------
RAILROADS -- 0.1%
    Burlington Northern Santa Fe
      Corp. ..........................   15,300        350,943
    Union Pacific Corp. ..............    7,400        275,188
                                                  ------------
                                                       626,131
                                                  ------------
REAL ESTATE -- 0.2%
    CarrAmerica Realty Corp. [REIT]...   27,600        731,400
    Spieker Properties, Inc. [REIT]...    4,000        189,000
                                                  ------------
                                                       920,400
                                                  ------------
RESTAURANTS -- 0.3%
    Brinker International, Inc.*......    8,900        260,325
    Darden Restaurants, Inc. .........   46,900        762,125
    Tricon Global Restaurants,
      Inc.*...........................   21,600        610,200
                                                  ------------
                                                     1,632,650
                                                  ------------
RETAIL & MERCHANDISING -- 4.7%
    Best Buy Co., Inc.*...............    9,600        607,200
    Circuit City Stores, Inc. ........   22,200        736,763
    Federated Department Stores,
      Inc.*...........................   74,200      2,504,250
    Home Depot, Inc. .................   72,200      3,605,488
    Lowe's Companies, Inc. ...........   14,700        603,619
    Michael's Stores, Inc.*...........   10,100        462,706
    RadioShack Corp. .................    6,400        303,200
    Sears, Roebuck & Co. .............  161,400      5,265,675
    Talbots, Inc. ....................    9,200        498,525
    Tiffany & Co. ....................   11,700        789,750

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----

    Wal-Mart Stores, Inc. ............  108,500   $  6,252,312
    Zale Corp.*.......................   27,300        996,450
                                                  ------------
                                                    22,625,938
                                                  ------------
SEMICONDUCTORS -- 4.8%
    Advanced Micro Devices, Inc.*.....    9,100        702,975
    Applied Materials, Inc.*..........   36,400      3,298,750
    Conexant Systems, Inc.*...........   12,200        593,225
    Integrated Device Technology,
      Inc.*...........................   27,200      1,628,600
    Intel Corp. ......................  109,800     14,678,888
    International Rectifier Corp.*....    4,700        263,200
    Lam Research Corp.*...............   23,500        881,250
    LTX Corp.*........................   10,700        373,831
    National Semiconductor Corp.*.....    9,200        522,100
    Varian Semiconductor Equipment
      Associates, Inc.*...............    1,100         69,094
                                                  ------------
                                                    23,011,913
                                                  ------------
TELECOMMUNICATIONS -- 10.3%
    Alltel Corp. .....................    9,900        613,181
    AT&T Corp. .......................   82,800      2,618,550
    Bell Atlantic Corp.*..............   84,400      4,288,575
    BellSouth Corp. ..................  131,500      5,605,188
    Comcast Corp. Cl-A*...............   57,000      2,308,500
    GTE Corp. ........................   44,200      2,751,450
    Lucent Technologies, Inc. ........    9,400        556,950
    MasTec, Inc.*.....................    2,500         95,469
    MediaOne Group, Inc.*.............   17,700      1,181,475
    Motorola, Inc. ...................   60,900      1,769,906
    Nextel Communications, Inc.
      Cl-A*...........................   34,300      2,098,731
    Nokia Corp. Cl-A [ADR]............    4,500        224,719
    Nortel Networks Corp. NY Reg.*....   92,900      6,340,424
    QUALCOMM, Inc.*...................   28,200      1,692,000
    SBC Communications, Inc. .........  131,500      5,687,375
    Scientific-Atlanta, Inc. .........   17,600      1,311,200
    Sprint Corp. (FON Group)..........   56,500      2,881,500
    Sprint Corp. (PCS Group)*.........   20,100      1,195,950
    Telephone & Data Systems, Inc. ...    2,700        270,675
    U.S. West, Inc. ..................   18,600      1,594,950
    WorldCom, Inc.*...................   94,800      4,348,950
                                                  ------------
                                                    49,435,718
                                                  ------------
TRANSPORTATION -- 0.2%
    FedEx Corp.*......................    5,800        220,400
    Paccar, Inc. .....................   12,000        476,250
    United Parcel Service, Inc.
      Cl-B............................    3,100        182,900
                                                  ------------
                                                       879,550
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----

UTILITIES -- 2.5%
    Ameren Corp. .....................   18,000   $    607,500
    Calpine Corp.*....................    7,900        519,425
    Conectiv, Inc. Cl-A...............    1,600         39,000
    Consolidated Edison, Inc. ........    1,500         44,438
    Constellation Energy Group........    7,300        237,706
    Duke Energy Corp. ................   22,400      1,262,800
    Edison International Co. .........   14,000        287,000
    GPU, Inc. ........................   25,500        690,094
    Minnesota Power, Inc. ............   38,200        737,738
    PG&E Corp. .......................   63,200      1,556,300
    PPL Corp. ........................    5,900        129,431
    Public Service Enterprise Group,
      Inc. ...........................   53,600      1,855,900
    Reliant Energy, Inc. .............   95,100      2,811,393
    Sempra Energy.....................   18,400        312,800
    Unicom Corp. .....................   23,000        889,813
                                                  ------------
                                                    11,981,338
                                                  ------------
TOTAL COMMON STOCK
  (Cost $445,891,261).................             471,802,738
                                                  ------------

                                          PAR
                                         (000)
                                         -----

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.2%
    Federal Home Loan Bank
      6.23%, 07/03/00
      (Cost $5,797,993)...............  $ 5,800      5,797,993
                                                  ------------

                                        SHARES
                                        ------

PREFERRED STOCK -- 0.1%
COMPUTER SERVICES & SOFTWARE -- 0.0%
    Morgan Stanley (EMC Perqs) 8.00%
      [CVT]...........................    5,272        134,436
                                                  ------------
RETAIL & MERCHANDISING -- 0.1%
    Morgan Stanley (Home Depot Perqs)
      6.00% [CVT]*....................   24,200        308,550
                                                  ------------
TOTAL PREFERRED STOCK
  (Cost $461,380).....................                 442,986
                                                  ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $452,150,634).................             478,043,717
OTHER ASSETS LESS
  LIABILITIES -- 0.1%.................                 717,572
                                                  ------------
NET ASSETS -- 100.0%..................            $478,761,289
                                                  ============

$187,500 has been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:

                           EXPIRATION   NUMBER OF    UNREALIZED
DESCRIPTION                  MONTH      CONTRACTS   DEPRECIATION
- ----------------------------------------------------------------

S&P 500..................    09/00         10         $41,655
                                                      =======

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----

COMMON STOCK -- 58.5%
AEROSPACE -- 0.5%
    Boeing Co. .......................   22,400   $    936,600
    Northrop Grumman Corp. ...........    4,400        291,500
                                                  ------------
                                                     1,228,100
                                                  ------------
AIRLINES -- 0.0%
    AMR Corp.*........................      800         21,150
    Delta Air Lines, Inc. ............    1,300         65,731
                                                  ------------
                                                        86,881
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.5%
    Ford Motor Co. ...................   19,600        842,800
    General Motors Corp. .............    4,500        261,281
                                                  ------------
                                                     1,104,081
                                                  ------------
AUTOMOTIVE PARTS -- 0.0%
    Visteon Corp.*....................    2,566         31,116
                                                  ------------
BEVERAGES -- 0.5%
    Anheuser-Busch Companies, Inc. ...    5,400        403,313
    Coors, (Adolph) Co. Cl-B..........    3,900        235,950
    PepsiCo, Inc. ....................   10,800        479,925
                                                  ------------
                                                     1,119,188
                                                  ------------
CAPITAL GOODS -- 0.1%
    Cummins Engine Co., Inc. .........    8,900        242,525
                                                  ------------
CHEMICALS -- 0.7%
    Dow Chemical Co. .................   39,900      1,204,481
    DuPont, (E.I.) de Nemours &
      Co. ............................    9,800        428,750
                                                  ------------
                                                     1,633,231
                                                  ------------
COMPUTER HARDWARE -- 2.8%
    Apple Computer, Inc.*.............    9,800        513,275
    Dell Computer Corp.*..............   18,200        897,488
    EMC Corp.*........................   21,800      1,677,238
    Hewlett-Packard Co. ..............   15,400      1,923,074
    International Business Machines
      Corp. ..........................   12,200      1,336,663
                                                  ------------
                                                     6,347,738
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 7.5%
    Automatic Data Processing,
      Inc. ...........................    8,800        471,350
    Cisco Systems, Inc.*..............   82,900      5,269,330
    Computer Associates International,
      Inc. ...........................    9,300        476,044
    Electronic Data Systems Corp. ....   11,000        453,750
    MarchFirst, Inc.*.................   15,200        277,400
    Microsoft Corp.*..................   49,000      3,919,999
    Network Appliance, Inc.*..........    3,500        281,750
    Oracle Corp.*.....................   32,100      2,698,406
    Siebel Systems, Inc.*.............    1,200        196,275
    Sun Microsystems, Inc.*...........   24,000      2,182,500
    Sybase, Inc.*.....................    9,600        220,800
    Symantec Corp.*...................    3,800        204,963
    Veritas Software Corp.*...........    4,000        452,063
                                                  ------------
                                                    17,104,630
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----

CONGLOMERATES -- 1.3%
    Corning, Inc. ....................    6,600   $  1,781,175
    Tyco International Ltd. ..........   16,900        800,638
    United Technologies Corp. ........    4,000        235,500
                                                  ------------
                                                     2,817,313
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 1.2%
    Avon Products, Inc. ..............    9,400        418,300
    Colgate-Palmolive Co. ............    9,800        586,775
    Fortune Brands, Inc. .............    6,300        145,294
    Procter & Gamble Co. .............    9,900        566,775
    Tupperware Corp. .................   14,400        316,800
    Universal Corp. ..................    8,000        169,000
    Whirlpool Corp. ..................    9,600        447,600
                                                  ------------
                                                     2,650,544
                                                  ------------
CONTAINERS & PACKAGING -- 0.0%
    Ball Corp. .......................    2,400         77,250
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.0%
    Analog Devices, Inc.*.............    5,500        418,000
    AVX Corp. ........................   17,400        399,113
    Comverse Technology, Inc.*........    3,000        279,000
    Credence Systems Corp.*...........    9,600        529,800
    Cypress Semiconductor Corp.*......    5,000        211,250
    General Electric Co. .............   82,900      4,227,899
    KEMET Corp.*......................   23,000        576,438
    KLA-Tencor Corp.*.................    6,900        404,081
    Rockwell International Corp. .....    4,100        129,150
    Teradyne, Inc.*...................    8,200        602,700
    Texas Instruments, Inc. ..........    5,400        370,913
    TXU Corp. ........................    5,500        162,250
    Vishay Intertechnology, Inc.*.....   19,950        756,853
                                                  ------------
                                                     9,067,447
                                                  ------------
ENTERTAINMENT & LEISURE -- 1.6%
    Disney, (Walt) Co. ...............   29,600      1,148,850
    Viacom, Inc. Cl-B*................   35,359      2,411,042
                                                  ------------
                                                     3,559,892
                                                  ------------
EQUIPMENT SERVICES -- 0.1%
    Hertz Corp. Cl-A..................   10,700        300,269
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.9%
    Bank of America Corp. ............   25,500      1,096,500
    Chase Manhattan Corp. ............   56,300      2,593,318
    Old Kent Financial Corp. .........    5,670        151,673
    Silicon Valley Bancshares*........    5,300        225,913
    UnionBanCal Corp. ................   16,400        304,425
                                                  ------------
                                                     4,371,829
                                                  ------------
FINANCIAL SERVICES -- 4.4%
    AMBAC Financial Group, Inc. ......   10,100        553,606
    Citigroup, Inc. ..................   43,000      2,590,750
    Deluxe Corp. .....................   19,200        452,400
    Fannie Mae........................   28,900      1,508,219
    Fleet Financial Group, Inc. ......   26,000        884,000
    Freddie Mac.......................   13,200        534,600
    Merrill Lynch & Co., Inc. ........    1,900        218,500
    Morgan Stanley Dean Witter &
      Co. ............................   27,800      2,314,350

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----

    Providian Financial Corp. ........    6,100   $    549,000
    Wells Fargo & Co. ................    8,000        310,000
                                                  ------------
                                                     9,915,425
                                                  ------------
FOOD -- 2.0%
    General Mills, Inc. ..............    4,800        183,600
    Hormel Foods Corp. ...............   14,500        243,781
    IBP, Inc. ........................   27,600        426,075
    Quaker Oats Co. ..................   26,700      2,005,837
    Ralston Purina Group..............   14,900        297,069
    Safeway, Inc.*....................   13,600        613,700
    Suiza Foods Corp.*................   12,400        606,050
    Sysco Corp. ......................    5,100        214,838
                                                  ------------
                                                     4,590,950
                                                  ------------
HEALTHCARE SERVICES -- 1.1%
    Amgen, Inc.*......................   15,200      1,067,800
    Oxford Health Plans, Inc.*........   21,900        521,494
    PacifiCare Health Systems,
      Inc.*...........................    4,400        264,825
    United HealthGroup, Inc. .........    8,500        728,875
                                                  ------------
                                                     2,582,994
                                                  ------------
HOTELS & MOTELS -- 0.1%
    MGM Grand, Inc. ..................    5,200        167,050
                                                  ------------
INSURANCE -- 1.4%
    American International Group,
      Inc. ...........................    1,950        229,125
    Arthur J. Gallagher & Co. ........    1,900         79,800
    CIGNA Corp. ......................    6,900        645,150
    Lincoln National Corp. ...........   33,400      1,206,575
    MGIC Investment Corp. ............   10,200        464,100
    Radian Group, Inc. ...............    8,500        439,875
                                                  ------------
                                                     3,064,625
                                                  ------------
INTERNET SERVICES -- 1.1%
    America Online, Inc.*.............   30,900      1,629,975
    Yahoo!, Inc.*.....................    6,800        842,350
                                                  ------------
                                                     2,472,325
                                                  ------------
MACHINERY & EQUIPMENT -- 0.7%
    Illinois Tool Works, Inc. ........   19,100      1,088,700
    Ingersoll-Rand Co. ...............    3,500        140,875
    Kulicke & Soffa Industries,
      Inc.*...........................    5,900        350,313
                                                  ------------
                                                     1,579,888
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
    Bard, (C.R.), Inc. ...............   11,800        567,875
    Johnson & Johnson Co. ............   21,000      2,139,375
    Mallinckrodt, Inc. ...............    6,600        286,688
    PE Corp.-PE Biosystems Group......    2,600        171,275
                                                  ------------
                                                     3,165,213
                                                  ------------
METALS & MINING -- 0.3%
    Alcan Aluminum Ltd. ..............    5,700        176,700
    Alcoa, Inc. ......................   14,200        411,800
                                                  ------------
                                                       588,500
                                                  ------------
OIL & GAS -- 3.6%
    Amerada Hess Corp. ...............   36,400      2,247,699
    Apache Corp. .....................   20,800      1,223,300
    BJ Services Co.*..................    3,300        206,250

                                        SHARES       VALUE
                                        ------       -----

    BP Amoco PLC [ADR]................   11,900   $    673,094
    Ensco International, Inc. ........   14,500        519,281
    Exxon Mobil Corp. ................   13,601      1,068,529
    Kerr-McGee Corp. .................   22,100      1,302,519
    Occidental Petroleum Corp. .......    9,600        202,200
    Texaco, Inc. .....................    2,500        133,125
    Union Pacific Resources Group,
      Inc. ...........................   23,100        508,200
                                                  ------------
                                                     8,084,197
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.5%
    International Paper Co. ..........    7,600        226,575
    Temple-Inland, Inc. ..............    5,600        235,200
    Westvaco Corp. ...................      900         22,331
    Weyerhaeuser Co. .................   13,300        571,900
                                                  ------------
                                                     1,056,006
                                                  ------------
PHARMACEUTICALS -- 4.6%
    Allergan, Inc. ...................    4,000        298,000
    Andrx Corp.*......................    2,600        166,197
    Biogen, Inc.*.....................    5,100        328,950
    Bristol-Meyers Squibb Co. ........   17,100        996,075
    Elan Corp. PLC [ADR]*.............    5,400        261,563
    Ivax Corp.*.......................    8,800        365,200
    Jones Pharma, Inc. ...............    9,850        393,384
    MedImmune, Inc.*..................    4,900        362,600
    Merck & Co., Inc. ................   11,200        858,200
    Pfizer, Inc. .....................   81,300      3,902,399
    Pharmacia Corp. ..................    8,000        413,500
    Schering-Plough Corp. ............   33,500      1,691,750
    Vertex Pharmaceuticals*...........    2,300        242,363
                                                  ------------
                                                    10,280,181
                                                  ------------
PRINTING & PUBLISHING -- 0.6%
    Dow Jones & Co., Inc. ............    9,400        688,550
    Valassis Communications, Inc.*....   14,800        564,250
                                                  ------------
                                                     1,252,800
                                                  ------------
RAILROADS -- 0.1%
    Union Pacific Corp. ..............    4,400        163,625
                                                  ------------
RESTAURANTS -- 0.3%
    Brinker International, Inc.*......   12,900        377,325
    Jack in the Box, Inc.*............   15,800        391,050
                                                  ------------
                                                       768,375
                                                  ------------
RETAIL & MERCHANDISING -- 3.1%
    Best Buy Co., Inc.*...............    5,400        341,550
    Federated Department Stores,
      Inc.*...........................    5,900        199,125
    Home Depot, Inc. .................   35,900      1,792,756
    Sears, Roebuck & Co. .............   10,600        345,825
    Tiffany & Co. ....................    2,800        189,000
    TJX Companies, Inc. ..............    7,300        136,875
    Wal-Mart Stores, Inc. ............   61,300      3,532,413
    Zale Corp.*.......................   10,300        375,950
                                                  ------------
                                                     6,913,494
                                                  ------------
SEMICONDUCTORS -- 3.5%
    Applied Materials, Inc.*..........   14,600      1,323,125
    Integrated Device Technology,
      Inc.*...........................   16,200        969,975
    Intel Corp. ......................   28,500      3,810,093

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----

    International Rectifier Corp.*....    8,500   $    476,000
    Lam Research Corp.*...............   15,800        592,500
    LSI Logic Corp.*..................    3,500        189,438
    National Semiconductor Corp.*.....    9,500        539,125
                                                  ------------
                                                     7,900,256
                                                  ------------
TELECOMMUNICATIONS -- 5.9%
    Adtran, Inc.*.....................    3,400        203,575
    AT&T Corp. .......................   32,100      1,015,163
    Bell Atlantic Corp.*..............    8,900        452,231
    BellSouth Corp. ..................   35,000      1,491,875
    Comcast Corp. Cl-A*...............   23,700        959,850
    Commscope, Inc.*..................   14,600        598,600
    Cox Communications, Inc. Cl-A*....    8,400        382,725
    Digital Lightwave, Inc.*..........    1,500        150,750
    GTE Corp. ........................   15,900        989,775
    Nextel Communications, Inc.
      Cl-A*...........................    7,400        452,788
    Nortel Networks Corp. NY Reg.*....   22,200      1,515,150
    QUALCOMM, Inc.*...................    8,300        498,000
    SBC Communications, Inc. .........   42,000      1,816,499
    Scientific-Atlanta, Inc. .........    5,200        387,400
    Sprint Corp. (FON Group)..........   15,800        805,800
    Sprint Corp. (PCS Group)*.........    6,600        392,700
    U.S. West, Inc. ..................    2,900        248,675
    WorldCom, Inc.*...................   18,600        853,275
                                                  ------------
                                                    13,214,831
                                                  ------------
UTILITIES -- 1.1%
    AES Corp.*........................    8,400        383,250
    Calpine Corp.*....................    6,400        420,800
    Minnesota Power, Inc. ............    9,600        185,400
    Public Service Enterprise Group,
      Inc. ...........................   21,000        727,125
    Reliant Energy, Inc. .............   16,800        496,650
    Southern Co. .....................   12,700        296,069
                                                  ------------
                                                     2,509,294
                                                  ------------
TOTAL COMMON STOCK
  (Cost $119,328,484).................             132,012,063
                                                  ------------

                                          PAR
                                         (000)
                                         -----

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 19.4%
    Federal Home Loan Bank
      6.50%, 07/03/00.................  $ 5,800      5,797,905
                                                  ------------
    Federal Home Loan Mortgage Corp.
      7.00%, 06/01/14-08/01/29........    2,770      2,707,324
      7.50%, 08/01/29.................    1,710      1,688,234
                                                  ------------
                                                     4,395,558
                                                  ------------
    Federal National Conventional Loan
      7.00%, 03/01/28.................      629        607,043
                                                  ------------
    Federal National Mortgage Assoc.
      5.25%, 01/15/03.................    2,100      2,020,423
      6.00%, 07/20/13 [TBA]...........    1,000        945,935
      6.00%, 12/01/13-10/01/28........    3,170      2,924,037
      6.23%, 07/21/08.................      200        186,453
      6.50%, 04/29/09-07/01/29........    9,411      8,597,202

                                          PAR
                                         (000)       VALUE
                                         -----       -----

      7.00%, 05/01/11-05/01/30........  $ 3,022   $  2,929,330
      7.125%, 02/15/05-01/15/30.......    2,900      2,913,542
      7.25%, 01/15/10.................    2,150      2,171,248
      7.50%, 06/01/15-11/01/29........    4,212      4,173,561
      8.00%, 07/01/30 [TBA]...........      900        903,654
                                                  ------------
                                                    27,765,385
                                                  ------------
    Government National Mortgage
      Assoc.
      6.00%, 04/15/28-05/15/28........      561        517,230
      6.50%, 03/15/28-04/15/28........    1,538      1,460,616
      7.00%, 12/15/27-08/15/29........    1,745      1,696,690
      7.50%, 05/15/30.................    1,299      1,289,754
      8.00%, 03/15/27.................       68         69,014
      8.75%, 01/15/27-04/15/27........      104        106,917
                                                  ------------
                                                     5,140,221
                                                  ------------
    (Cost $44,468,101)................              43,706,112
                                                  ------------
CORPORATE OBLIGATIONS -- 12.8%
AEROSPACE -- 0.3%
    Raytheon Corp. 144A
      8.20%, 03/01/06.................      700        711,660
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
    DaimlerChrysler
      7.125%, 03/01/02................      700        699,894
                                                  ------------
BEVERAGES -- 0.1%
    Pepsi Bottling Group, Inc. 144A
      7.00%, 03/01/29.................      300        269,933
                                                  ------------
BROADCASTING -- 0.2%
    Liberty Media Group
      8.25%, 02/01/30.................      400        368,260
                                                  ------------
CABLE TELEVISION -- 0.2%
    British Sky Broadcasting
      8.20%, 07/15/09.................      550        516,837
                                                  ------------
CONGLOMERATES -- 0.4%
    Tyco International Group SA 144A
      6.875%, 09/05/02................    1,000        990,230
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 0.1%
    Fort James Corp.
      6.625%, 09/15/04................      250        239,121
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.0%
    Bank of America Corp.
      6.125%, 07/15/04................      300        286,132
      7.80%, 02/15/10.................    1,300      1,295,280
    First Bank System, Inc.
      7.625%, 05/01/05................      100        100,368
    Fleet National Bank
      5.75%, 01/15/09.................      450        393,278
    Southern Investments UK
      6.80%, 12/01/06.................      300        277,304
                                                  ------------
                                                     2,352,362
                                                  ------------

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)       VALUE
                                         -----       -----

FINANCIAL SERVICES -- 3.7%
    BMW Vehicle Owner Trust
      6.41%, 04/25/03.................  $   600   $    595,071
    Cilcorp, Inc.
      8.70%, 10/15/09.................      700        706,552
    Ford Motor Credit Co.
      7.50%, 03/15/05.................    3,400      3,384,665
    General Motors Acceptance Corp.
      6.95%, 03/10/03.................      900        898,732
      7.125%, 05/01/03................      100         99,259
    Hutchison Whampoa Financial Corp.
      144A
      7.45%, 08/01/17.................      700        612,788
    Lehman Brothers Holdings, Inc.
      8.25%, 06/15/07.................    1,100      1,102,397
    Morgan Stanley Dean Witter & Co.
      7.125%, 01/15/03................      650        646,042
                                                  ------------
                                                     8,045,506
                                                  ------------
INSURANCE -- 0.1%
    Conseco, Inc.
      6.40%, 06/15/01.................      200        159,000
                                                  ------------
OIL & GAS -- 1.7%
    Enron Corp.
      6.70%, 11/15/06.................      700        663,777
    Gulf Canada Resources Ltd.
      8.35%, 08/01/06.................      900        895,500
    Kerr-McGee Corp.
      7.125%, 10/15/27................    1,000        890,814
    Petro Geo-Services ASA
      6.625%, 03/30/08................      900        797,354
    USX Corp.
      6.65%, 02/01/06.................      600        570,700
                                                  ------------
                                                     3,818,145
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.4%
    International Paper Co.
      8.125%, 07/08/05................      900        908,861
                                                  ------------
REAL ESTATE -- 0.4%
    Chelsea GCA Realty, Inc. [REIT]
      7.25%, 10/21/07.................      200        182,266
    EOP Operating LP
      6.75%, 02/15/08.................      900        820,732
                                                  ------------
                                                     1,002,998
                                                  ------------
RETAIL & MERCHANDISING -- 0.3%
    Home Depot, Inc.
      6.50%, 09/15/04.................      600        594,923
    Sears, Roebuck & Co.
      6.25%, 01/15/04.................      200        192,856
                                                  ------------
                                                       787,779
                                                  ------------
TELECOMMUNICATIONS -- 3.0%
    CSC Holdings, Inc.
      8.125%, 07/15/09................    1,000        974,694
    GTE North, Inc.
      5.65%, 11/15/08.................      500        434,986
    KPNQwest NV
      8.125%, 06/01/09................      500        472,500

                                          PAR
                                         (000)       VALUE
                                         -----       -----

    MCI Worldcom, Inc. [FRN] 144A
      6.72%, 06/30/00.................  $   800   $    800,045
    Sprint Capital Corp.
      7.625%, 06/10/02................    1,000      1,004,158
    TCI Communications, Inc.
      8.75%, 08/01/15.................      300        325,028
    Vodafone Airtouch PLC 144A
      7.75%, 02/15/10.................    1,350      1,340,697
    WorldCom, Inc.
      7.875%, 05/15/03................      700        706,412
      8.25%, 05/15/10.................      650        666,428
                                                  ------------
                                                     6,724,948
                                                  ------------
UTILITIES -- 0.6%
    Alliant Energy Resources
      7.375%, 11/09/09................      600        585,288
    Valero Energy Corp.
      8.375%, 06/15/05................      650        660,804
                                                  ------------
                                                     1,246,092
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $29,138,833)..................              28,841,626
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 8.2%
    U.S. Treasury Bonds
      9.25%, 02/15/16.................    2,550      3,304,639
      7.875%, 02/15/21................      700        831,469
      6.25%, 05/15/30.................    1,100      1,155,000
                                                  ------------
                                                     5,291,108
                                                  ------------
    U.S. Treasury Notes
      4.875%, 03/31/01................    4,700      4,644,188
      6.625%, 07/31/01................    1,900      1,903,563
      6.00%, 08/15/04.................      350        346,828
      5.875%, 11/15/04................    6,300      6,205,652
                                                  ------------
                                                    13,100,231
                                                  ------------
    (Cost $18,201,188)................              18,391,339
                                                  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%
    AmeriCredit Automobile Receivables
      Trust Series 1999-D C1-A3
      7.02%, 12/12/05.................      700        695,229
    Case Equipment Loan Trust Series
      1998-B Cl-A4
      5.92%, 10/15/05.................      300        294,515
    CIT RV Trust Series 1998-A Cl-A4
      6.09%, 02/15/12.................      300        291,842
    Comed Transitional Funding Trust
      Series 1998-1 Cl-A6
      5.63%, 06/25/09.................      100         92,239
    General Motors Acceptance Corp.
      Series 1999-Cl Cl-A2
      6.175%, 05/15/33................      450        412,843
    Morgan Stanley Capital I Series
      1998-WF1 Cl-A1
      6.25%, 07/15/07.................      176        170,733
    Morgan Stanley Capital I Series
      1998-WF1 Cl-A2
      6.55%, 12/15/07.................      800        762,915

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)       VALUE
                                         -----       -----

    Nationslink Funding Corp. Series
      1998-2 Cl-A1
      6.00%, 11/20/07.................  $   180   $    171,551
    Nationslink Funding Corp. Series
      1999-1 Cl-A2
      6.316%, 11/20/08................      250        233,080
                                                  ------------
      (Cost $3,225,244)...............               3,124,947
                                                  ------------
SOVEREIGN ISSUES -- 0.6%
CANADA
    Province of Quebec
      5.75%, 02/15/09.................      800        715,865
      7.50%, 09/15/29.................      600        588,473
                                                  ------------
    (Cost $1,287,215).................               1,304,338
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----

SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund....   29,809   $     29,809
    Temporary Investment Fund.........   29,808         29,808
                                                  ------------
    (Cost $59,617)....................                  59,617
                                                  ------------
TOTAL INVESTMENTS -- 100.9%
  (Cost $215,708,682).................             227,440,042
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.9%)....................              (2,048,343)
                                                  ------------
NET ASSETS -- 100.0%..................            $225,391,699
                                                  ============

$112,500 has been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:

                           EXPIRATION   NUMBER OF    UNREALIZED
DESCRIPTION                  MONTH      CONTRACTS   DEPRECIATION
- ----------------------------------------------------------------

S&P 500..................    09/00          6         $29,070
                                                      =======

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 2.1% of net assets.

See Notes to Financial Statements.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

FOREIGN STOCK -- 90.0%
AUSTRALIA -- 1.6%
    News Corp. Ltd. [ADR]............     88,400   $  4,817,800
                                                   ------------
BRAZIL -- 1.1%
    Petroleo Brasileiro SA*..........    113,900      3,441,088
                                                   ------------
CANADA -- 3.9%
    Celestica, Inc. NY Reg.*.........     71,500      3,548,188
    Nortel Networks Corp. NY Reg.*...    121,000      8,258,250
                                                   ------------
                                                     11,806,438
                                                   ------------
DENMARK -- 2.6%
    Den Danske Bank..................        700         84,552
    ISS AS...........................     25,900      1,980,237
    Novo-Nordisk AS Cl-B.............     24,831      4,243,716
    Tele Danmark AS..................     20,900      1,412,643
                                                   ------------
                                                      7,721,148
                                                   ------------
FINLAND -- 3.4%
    Nokia Corp. Cl-A [ADR]...........    112,900      5,637,944
    Sonera Group Oyj.................     84,374      3,862,019
    Tieto Corp. Cl-B.................     23,300        780,613
                                                   ------------
                                                     10,280,576
                                                   ------------
FRANCE -- 12.8%
    Alcatel Corp. ...................     86,753      5,713,124
    Altran Technologies SA...........      8,087      1,589,958
    Aventis SA.......................     34,200      2,506,317
    AXA SA...........................     27,060      4,280,004
    Business Objects SA*.............     13,900      1,224,938
    Pinault-Printemps Redoute SA.....     13,300      2,966,747
    Sagem SA.........................      1,300      1,530,291
    Societe Generale.................     40,100      2,421,683
    Societe Television Francaise.....     48,600      3,400,882
    STMicroelectronics NV NY Reg.....     75,600      4,852,575
    Suez Lyonnaise des Eaux..........     25,600      4,503,067
    Total Fina SA Cl-B*..............      9,400      1,447,124
    Vivendi..........................     24,890      2,205,790
                                                   ------------
                                                     38,642,500
                                                   ------------
GERMANY -- 3.8%
    Intershop Communications AG......      5,564      2,554,789
    Marschollek, Lautenschlaeger Und
      Partner AG.....................      4,802      2,016,177
    SAP AG [ADR].....................     13,800        647,738
    Schering AG......................     15,600        853,125
    Siemens AG.......................     35,800      5,380,981
                                                   ------------
                                                     11,452,810
                                                   ------------
HONG KONG -- 3.6%
    Cheung Kong Holdings Ltd. .......     94,000      1,040,086
    China Telecom Ltd. ..............    532,000      4,692,091
    China Unicom Ltd. ...............     45,000         95,542
    China Unicom Ltd. [ADR]*.........     35,400        752,250
    Citic Pacific Ltd. ..............    200,000      1,046,821
    Hutchison Whampoa Ltd. ..........    254,000      3,193,317
                                                   ------------
                                                     10,820,107
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----

ISRAEL -- 1.2%
    Check Point Software Technologies
      Ltd.*..........................     17,600   $  3,726,800
                                                   ------------
ITALY -- 4.7%
    Alleanza Assicurazioni...........    193,000      2,580,857
    Banco Intesa SPA.................    737,850      3,317,212
    Mediaset SPA.....................    119,609      1,834,494
    Mediolanum SPA...................    128,500      2,098,965
    Mondadori, (Arnoldo) Editore
      SPA............................     98,500      2,256,662
    Telecom Italia SPA...............    152,300      2,102,301
                                                   ------------
                                                     14,190,491
                                                   ------------
JAPAN -- 14.4%
    Canon, Inc. .....................     72,000      3,593,143
    Fuji Television Network, Inc. ...         78      1,223,801
    Hitachi Ltd. ....................    276,000      3,991,247
    Hoya Corp. ......................     24,000      2,154,979
    Japan Telecom Co. Ltd. ..........         38      1,652,150
    Kao Corp. .......................     35,000      1,071,818
    Keyence Corp. ...................      1,600        529,293
    Kyocera Corp. ...................     18,400      3,128,651
    Nomura Securities Co. Ltd. ......     97,000      2,379,125
    NTT Mobile Communication Network,
      Inc. ..........................         50      1,356,313
    Orix Corp. ......................     12,200      1,804,606
    Pioneer Corp. ...................     31,000      1,210,096
    Sharp Corp. .....................    174,000      3,083,604
    Sony Corp. ......................     20,800      1,946,286
    Takeda Chemical Industries
      Ltd. ..........................     26,000      1,710,373
    Tokyo Electron Ltd. .............     21,000      2,882,000
    Toshiba Corp. ...................    397,000      4,491,515
    Toyota Motor Corp. ..............     32,000      1,460,849
    Tyco International Ltd. .........     79,700      3,775,788
                                                   ------------
                                                     43,445,637
                                                   ------------
KOREA -- 2.8%
    Hyundai Motor Co. Ltd. ..........     62,200        797,730
    Samsung Electronics Co. .........     19,612      6,490,498
    SK Telecom Co. Ltd. .............      3,400      1,113,016
                                                   ------------
                                                      8,401,244
                                                   ------------
MEXICO -- 1.4%
    Grupo Televisa SA [GDR]..........     14,500        999,594
    Telefonos de Mexico SA Cl-L
      [ADR]..........................     55,300      3,159,012
                                                   ------------
                                                      4,158,606
                                                   ------------
NETHERLANDS -- 5.8%
    ASM Lithography Holding NV NY
      Reg. ..........................     17,000        750,125
    Getronics NV.....................    109,500      1,695,193
    ING Groep NV.....................     37,477      2,543,493
    Koninklijke (Royal) Philips
      Electronics NV NY Reg. ........    126,420      6,004,950

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

    Royal Dutch Petroleum Co. .......     26,200   $  1,612,938
    United Pan-Europe Communications
      NV.............................     26,683        700,582
    VNU NV...........................     81,700      4,236,934
                                                   ------------
                                                     17,544,215
                                                   ------------
PORTUGAL -- 0.4%
    Telecel-Comunicacoes Pessoais
      SA.............................     84,060      1,281,206
                                                   ------------
SPAIN -- 1.7%
    Banco Popular Espanol SA.........      6,600        204,985
    Sogecable SA.....................     26,867        958,579
    Telefonica SA*...................    189,982      4,097,579
                                                   ------------
                                                      5,261,143
                                                   ------------
SWEDEN -- 5.4%
    Assa Abloy AB Cl-B...............    123,744      2,497,251
    Atlas Copco AB...................     14,342        277,986
    Atlas Copco AB Cl-B..............     25,100        472,196
    Ericsson, (L.M.) Telephone Co.
      [ADR]..........................    237,000      4,740,000
    Modern Times Group AB Cl-B.......     27,210      1,302,995
    Netcom AB Cl-B...................     25,723      1,909,270
    Nordbanken Holding Co. AB........    282,877      2,144,786
    Securitas AB Cl-B................    140,600      2,997,724
                                                   ------------
                                                     16,342,208
                                                   ------------
SWITZERLAND -- 6.4%
    ABB AG...........................     37,664      4,522,496
    Adecco SA........................      1,840      1,568,346
    Credit Suisse Group..............     22,300      4,450,208
    Julius Baer Holdings AG Cl-B.....        706      2,800,433
    Novartis AG......................      2,439      3,875,833
    Swatch Group AG..................      1,585      2,021,617
                                                   ------------
                                                     19,238,933
                                                   ------------
UNITED KINGDOM -- 13.0%
    Amvescap PLC.....................    248,900      3,994,156
    Barclays PLC.....................     29,900        743,709
    Cable & Wireless PLC.............    196,336      3,326,016
    Capita Group PLC.................     61,600      1,507,943
    Centrica PLC.....................    746,817      2,492,970
    CMG PLC..........................    104,600      1,482,183
    Colt Telecom Group PLC...........     38,496      1,282,132
    Compass Group PLC................     87,200      1,149,158
    Diageo PLC.......................    191,811      1,721,958
    Energis PLC......................     45,565      1,709,334
    Hays PLC.........................    206,800      1,153,672
    Logica PLC.......................     48,800      1,155,449
    Misys PLC........................    175,200      1,480,003
    Pearson PLC......................     60,300      1,917,039
    SEMA Group PLC...................     94,620      1,346,496
    Shire Pharmaceuticals Group
      PLC............................     27,700        479,734
    Telewest Communications PLC......    280,645        968,694
    Vodafone AirTouch PLC............  2,180,502      8,813,776

                                        SHARES        VALUE
                                        ------        -----

    WPP Group PLC....................    162,400   $  2,372,508
                                                   ------------
                                                     39,096,930
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $246,480,463)................               271,669,880
                                                   ------------

                                          PAR
                                         (000)
                                       ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.8%
    Federal Home Loan Bank
      6.23%, 07/03/00................  $   3,600      3,598,754
      6.50%, 07/03/00................     20,000     19,992,778
                                                   ------------
    (Cost $23,591,532)...............                23,591,532
                                                   ------------

                                        SHARES
                                        ------

U.S. STOCK -- 2.2%
COMPUTER SERVICES & SOFTWARE -- 0.7%
    Comverse Technology, Inc. .......     22,400      2,083,200
                                                   ------------
SEMICONDUCTORS -- 0.9%
    JDS Uniphase Corp. ..............     22,160      2,656,430
                                                   ------------
TELECOMMUNICATIONS -- 0.6%
    Amdocs Ltd.......................     23,600      1,811,300
                                                   ------------
TOTAL U.S. STOCK
  (Cost $3,653,002)..................                 6,550,930
                                                   ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $273,724,997)................               301,812,342
OTHER ASSETS LESS
  LIABILITIES -- 0.0%................                    57,606
                                                   ------------
NET ASSETS -- 100.0%.................              $301,869,948
                                                   ============

Foreign currency exchange contracts outstanding at June 30, 2000:

                                            IN                      UNREALIZED
SETTLEMENT                CONTRACTS      EXCHANGE    CONTRACTS    APPRECIATION/
  MONTH      TYPE         TO RECEIVE       FOR        AT VALUE    (DEPRECIATION)
- --------------------------------------------------------------------------------

07/00        Buy    CHF      469,735    $  285,883   $  288,973      $ 3,090
07/00        Buy    EUR    1,127,781     1,067,949    1,081,316       13,367
07/00        Buy    JPY  118,765,140     1,130,534    1,123,039       (7,495)
                                        ----------   ----------      -------
                                        $2,484,366   $2,493,328      $ 8,962
                                        ==========   ==========      =======

                                          IN                      UNREALIZED
SETTLEMENT               CONTRACTS      EXCHANGE     CONTRACTS    APPRECIATION/
 MONTH       TYPE        TO DELIVER       FOR        AT VALUE     (DEPRECIATION)
- --------------------------------------------------------------------------------

07/00        Sell   EUR      490,525    $  466,401   $  470,617      $(4,216)
07/00        Sell   GBP       84,684       127,480      128,208         (728)
07/00        Sell   JPY  737,935,200     7,034,242    7,007,799       26,443
                                        ----------   ----------      -------
                                        $7,628,123   $7,606,624      $21,499
                                        ==========   ==========      =======

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 2000. Percentages are based on net assets.

INDUSTRY
- --------

Advertising.........................................   0.8%
Aerospace...........................................   0.5%
Automobile Manufacturers............................   0.7%
Beverages...........................................   0.6%
Broadcasting........................................   8.2%
Business Services...................................   7.2%
Computer Hardware...................................   3.9%
Computer Services & Software........................   1.7%
Consumer Products & Services........................   1.6%
Electronic Components & Equipment...................  11.4%
Financial-Bank & Trust..............................   6.2%
Financial Services..................................   3.4%
Food................................................   0.4%
Healthcare Services.................................   0.7%
Industrial Products.................................   1.8%
Insurance...........................................   3.0%
Machinery & Equipment...............................   0.2%
Metals & Mining.....................................   0.8%
Office Equipment....................................   1.2%
Oil & Gas...........................................   3.0%
Pharmaceuticals.....................................   4.5%
Real Estate.........................................   0.3%
Retail & Merchandising..............................   1.7%
Semiconductors......................................   2.6%
Telecommunications..................................  22.1%
Utilities...........................................   1.5%
                                                      -----
Total...............................................  90.0%
                                                      =====

- ------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

COMMON STOCK -- 96.3%
AIRLINES -- 1.0%
    Midwest Express Holdings,
      Inc.*..........................    136,000   $  2,924,000
                                                   ------------
AUTOMOTIVE PARTS -- 0.7%
    Myers Industries, Inc. ..........    125,000      1,429,688
    TBC Corp.*.......................    177,000        818,625
                                                   ------------
                                                      2,248,313
                                                   ------------
BROADCASTING -- 1.5%
    Saga Communications, Inc.
      Cl-A*..........................    100,000      2,200,000
    Sinclair Broadcast Group,
      Inc.*..........................    200,000      2,200,000
                                                   ------------
                                                      4,400,000
                                                   ------------
BUILDING MATERIALS -- 9.8%
    Ameron International Corp. ......     40,000      1,430,000
    Florida Rock Industries, Inc. ...     60,000      2,137,500
    Genlyte Group, Inc.*.............      3,400         71,613
    Gibraltar Steel Corp. ...........    113,000      1,582,000
    Insituform Technologies, Inc.*...    160,000      4,340,000
    Lone Star Technologies, Inc.*....    128,000      5,919,999
    Modine Manufacturing Co. ........     80,000      2,160,000
    Republic Group, Inc. ............    189,000      1,701,000
    SCP Pool Corp.*..................    127,500      2,996,250
    Skyline Corp. ...................    115,000      2,472,500
    Thomas Industries, Inc. .........    140,000      2,476,250
    U.S. Aggregates, Inc. ...........    150,000      2,718,750
                                                   ------------
                                                     30,005,862
                                                   ------------
BUSINESS SERVICES -- 1.3%
    G & K Services, Inc. ............     10,700        268,169
    IT Group, Inc.*..................    330,000      1,608,750
    StaffMark, Inc.*.................    300,000      2,006,250
                                                   ------------
                                                      3,883,169
                                                   ------------
CHEMICALS -- 2.8%
    Arch Chemicals, Inc. ............    170,000      3,718,750
    Schulman, (A.), Inc. ............    105,000      1,266,563
    TETRA Technologies, Inc.*........    240,000      3,405,000
                                                   ------------
                                                      8,390,313
                                                   ------------
CLOTHING & APPAREL -- 1.0%
    Dan River, Inc. Cl-A*............    236,000      1,121,000
    Unifi, Inc.*.....................    160,000      1,980,000
                                                   ------------
                                                      3,101,000
                                                   ------------
COMPUTER HARDWARE -- 1.0%
    Analogic Corp. ..................     74,000      2,960,000
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 3.5%
    Analysts International Corp. ....    175,000      1,629,688
    CompuCom Systems, Inc.*..........    250,000        406,250
    Metro Information Services,
      Inc.*..........................     55,000        550,000
    Progress Software*...............    188,000      3,372,250
    SPSS, Inc.*......................    155,000      4,514,375
                                                   ------------
                                                     10,472,563
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.7%
    Culp, Inc. ......................    132,000        676,500
    Packaged Ice, Inc.*..............    350,000      1,443,750
                                                   ------------
                                                      2,120,250
                                                   ------------
CONTAINERS & PACKAGING -- 3.4%
    Aptargroup, Inc. ................    155,000      4,185,000

                                        SHARES        VALUE
                                        ------        -----

    Ivex Packaging Corp.*............    253,200   $  2,816,850
    Liqui-Box Corp. .................     68,000      3,366,000
                                                   ------------
                                                     10,367,850
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 8.3%
    Electro Rental Corp.*............    290,000      3,552,500
    FLIR Systems, Inc.*..............    180,000      1,170,000
    Franklin Electric Co., Inc. .....     45,000      3,048,750
    Landauer, Inc. ..................     62,000        964,875
    Littelfuse, Inc.*................    163,000      7,986,999
    Methode Electronics, Inc. Cl-A...    180,000      6,952,500
    Pioneer-Standard Electronics,
      Inc. ..........................    120,000      1,770,000
                                                   ------------
                                                     25,445,624
                                                   ------------
ENVIRONMENTAL SERVICES -- 1.2%
    Newpark Resources, Inc.*.........    315,000      2,972,813
    Waste Connections, Inc.*.........      6,900        136,275
    Waterlink, Inc.*.................    150,000        375,000
                                                   ------------
                                                      3,484,088
                                                   ------------
EQUIPMENT SERVICES -- 0.2%
    Unifirst Corp. ..................     60,000        472,500
                                                   ------------
FINANCIAL-BANK & TRUST -- 7.4%
    Community First Bankshares,
      Inc. ..........................    235,000      3,833,438
    First Republic Bank*.............    142,000      2,831,125
    Silicon Valley Bancshares*.......    300,000     12,787,499
    Southwest Bancorporation of
      Texas, Inc.*...................    146,000      3,029,500
                                                   ------------
                                                     22,481,562
                                                   ------------
FINANCIAL SERVICES -- 4.6%
    Allied Capital Corp. ............    270,000      4,589,999
    American Capital Strategies
      Ltd. ..........................    140,000      3,342,500
    First Financial Fund, Inc.**.....    280,000      2,292,500
    Medallion Financial Corp. .......     20,000        308,750
    Triad Guaranty, Inc.*............    153,000      3,509,438
                                                   ------------
                                                     14,043,187
                                                   ------------
FOOD -- 0.7%
    International Multifoods
      Corp. .........................    120,000      2,077,500
                                                   ------------
FURNITURE -- 1.1%
    Stanley Furniture Co., Inc.*.....    145,000      3,190,000
                                                   ------------
INSURANCE -- 5.1%
    Brown & Brown, Inc. .............    150,000      7,799,999
    Hilb, Rogal & Hamilton Co. ......     40,000      1,387,500
    Markel Corp.*....................     22,000      3,115,750
    Medical Assurance, Inc.*.........    160,000      1,800,000
    Presidential Life Corp. .........     90,000      1,248,750
                                                   ------------
                                                     15,351,999
                                                   ------------
LUMBER & WOOD PRODUCTS -- 0.6%
    Deltic Timber Corp. .............     80,000      1,675,000
                                                   ------------
MACHINERY & EQUIPMENT -- 3.6%
    Alamo Group, Inc. ...............     56,600        707,500
    Carbo Ceramics, Inc. ............     88,000      3,091,000
    Smith, (A.O.) Corp. .............    130,000      2,721,875
    TransTechnology Corp. ...........    132,000      1,452,000
    Woodward Governor Co. ...........    107,500      3,043,594
                                                   ------------
                                                     11,015,969
                                                   ------------

AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

MEDICAL SUPPLIES & EQUIPMENT -- 2.1%
    Ocular Sciences, Inc.*...........     60,000   $    705,000
    Owens & Minor, Inc. .............    335,000      5,757,813
                                                   ------------
                                                      6,462,813
                                                   ------------
METALS & MINING -- 1.9%
    Homestake Mining Co. ............    120,000        825,000
    Layne Christensen Co.*...........    113,000        508,500
    Material Sciences Corp.*.........    161,000      1,610,000
    Penn Virginia Corp. .............    120,000      2,955,000
                                                   ------------
                                                      5,898,500
                                                   ------------
OFFICE EQUIPMENT -- 4.1%
    Aaron Rents, Inc. Cl-A...........     49,900        779,688
    Aaron Rents, Inc. Cl-B...........    190,100      2,388,131
    CompX International, Inc. .......    165,000      3,351,563
    IDEX Corp. ......................    125,000      3,945,312
    McGrath Rentcorp.................    106,000      1,802,000
                                                   ------------
                                                     12,266,694
                                                   ------------
OIL & GAS -- 5.1%
    Chieftan International, Inc.*....    185,000      3,526,563
    Cross Timbers Oil Co. ...........    232,000      5,132,999
    Devon Energy Corp. ..............     40,000      2,247,500
    Forest Oil Corp.*................    290,000      4,621,875
                                                   ------------
                                                     15,528,937
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.8%
    CSS Industries, Inc.*............     40,000        817,500
    Wausau-Mosinee Paper Corp. ......    170,000      1,455,625
                                                   ------------
                                                      2,273,125
                                                   ------------
PERSONAL SERVICES -- 1.5%
    Matthews International Corp.
      Cl-A...........................    161,000      4,669,000
                                                   ------------
PETROLEUM EXPLORATION & PRODUCTION -- 0.5%
    Companie Generale de Geophysique
      SA [ADR].......................    100,000      1,362,500
                                                   ------------
PHARMACEUTICALS -- 1.0%
    Bone Care International, Inc.*...     75,000      1,767,188
    Coulter Pharmaceutical, Inc.*....     60,000      1,230,000
                                                   ------------
                                                      2,997,188
                                                   ------------
REAL ESTATE -- 5.6%
    Apartment Investment & Management
      Co. Cl-A [REIT]................     50,000      2,162,500
    Glenborough Realty Trust, Inc.
      [REIT].........................    260,000      4,533,749
    Innkeepers USA Trust [REIT]......    220,000      2,007,500
    Pacific Gulf Properties, Inc.
      [REIT].........................    130,000      3,258,125
    Parkway Co. [REIT]...............     58,000      1,769,000
    Sun Communities, Inc. [REIT].....     95,000      3,176,563
                                                   ------------
                                                     16,907,437
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
RESTAURANTS -- 4.4%
    Consolidated Products, Inc.*.....    190,000   $  1,710,000
    RARE Hospitality International,
      Inc.*..........................    165,000      4,661,250
    Ruby Tuesday, Inc. ..............    545,000      6,846,563
                                                   ------------
                                                     13,217,813
                                                   ------------
RETAIL & MERCHANDISING -- 4.3%
    Bon-Ton Stores, Inc.*............    130,000        300,625
    Casey's General Stores, Inc. ....    245,000      2,541,875
    Fred's, Inc. ....................    153,000      2,754,000
    Goody's Family Clothing*.........    250,000      1,375,000
    Hancock Fabrics, Inc. ...........    190,000        807,500
    Jo-Ann Stores, Inc. Cl-B*........    122,000        930,250
    Stein Mart, Inc.*................    425,000      4,356,250
                                                   ------------
                                                     13,065,500
                                                   ------------
TRANSPORTATION -- 2.2%
    Hub Group, Inc. Cl-A*............    105,000      1,568,438
    Landstar Systems, Inc.*..........     87,000      5,181,937
                                                   ------------
                                                      6,750,375
                                                   ------------
UTILITIES -- 3.3%
    Black Hills Corp. ...............    160,000      3,610,000
    Cleco Corp. .....................    105,000      3,517,500
    United Water Resources, Inc. ....     70,000      2,441,250
    Vectran Corp.*...................     30,000        521,250
                                                   ------------
                                                     10,090,000
                                                   ------------
TOTAL COMMON STOCK (Cost
  $298,578,387)......................               291,600,631
                                                   ------------
PREFERRED STOCK -- 0.5%
    OIL & GAS
    Cross Timbers Oil Co. $1.5625
      Cl-A
    (Cost $1,188,022)................     33,000      1,551,000
                                                   ------------

                                          PAR
                                         (000)
                                       ---------

COMMERCIAL PAPER -- 1.3%
    UBS Finance, Inc.
      7.05%, 07/05/00
    (Cost $3,996,867)................  $   4,000      3,996,867
                                                   ------------

                                        SHARES
                                       ---------

SHORT-TERM INVESTMENTS -- 1.5%
    Temporary Investment Cash Fund
    (Cost $4,447,075)................  4,447,075      4,447,075
                                                   ------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $308,210,351)................               301,595,573
OTHER ASSETS LESS
  LIABILITIES -- 0.4%................                 1,159,208
                                                   ------------
NET ASSETS -- 100.0%.................              $302,754,781
                                                   ============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

** Closed-end fund.

See Notes to Financial Statements.

AST MARSICO CAPITAL GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----

COMMON STOCK -- 96.1%
ADVERTISING -- 1.0%
    Omnicom Group, Inc. ...........    213,277   $   18,994,983
                                                 --------------
AEROSPACE -- 3.2%
    General Dynamics Corp. ........    497,224       25,979,954
    General Motors Corp. Cl-H*.....    390,878       34,299,545
                                                 --------------
                                                     60,279,499
                                                 --------------
AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co. ................    458,158       19,700,794
                                                 --------------
AUTOMOTIVE PARTS -- 0.3%
    Delphi Automotive Systems
      Corp. .......................    342,332        5,028,001
    Visteon Corp.*.................     59,988          727,355
                                                 --------------
                                                      5,755,356
                                                 --------------
BEVERAGES -- 3.2%
    Anheuser-Busch Companies,
      Inc. ........................    341,766       25,525,648
    Coca-Cola Co. .................    339,310       19,489,118
    Coca-Cola Enterprises, Inc. ...    434,193        7,082,773
    Pepsi Bottling Group, Inc. ....    284,968        8,317,504
                                                 --------------
                                                     60,415,043
                                                 --------------
BROADCASTING -- 2.0%
    Clear Channel Communications,
      Inc.*........................    400,978       30,073,350
    UnitedGlobalCom, Inc. Cl-A*....    185,678        8,680,447
                                                 --------------
                                                     38,753,797
                                                 --------------
COMPUTER HARDWARE -- 5.6%
    EMC Corp.*.....................  1,378,554      106,062,498
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 13.3%
    Adobe Systems, Inc. ...........    342,166       44,481,580
    Cisco Systems, Inc.*...........    566,601       36,014,576
    Microsoft Corp.*...............    237,903       19,032,240
    Oracle Corp.*..................  1,127,853       94,810,142
    Sun Microsystems, Inc.*........    597,101       54,298,872
    Veritas Software Corp.*........     30,648        3,463,703
                                                 --------------
                                                    252,101,113
                                                 --------------
CONGLOMERATES -- 4.0%
    Corning, Inc. .................    280,061       75,581,462
                                                 --------------
CONSTRUCTION -- 0.2%
    M.D.C. Holdings, Inc. .........    165,770        3,087,466
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Estee Lauder Companies, Inc.
      Cl-A.........................     94,698        4,681,632
                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 9.5%
    Agilent Technologies, Inc.*....    332,807       24,544,516
    Flextronics International
      Ltd.*........................    259,925       17,853,598
    General Electric Co. ..........  1,163,994       59,363,694
    Sony Corp. ....................    296,405       27,954,697
    Texas Instruments, Inc. .......    706,210       48,507,799
    The Titan Corp.*...............     61,789        2,765,058
                                                 --------------
                                                    180,989,362
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----

ENERGY SERVICES -- 0.7%
    Halliburton Co. ...............    276,133   $   13,030,026
                                                 --------------
ENTERTAINMENT & LEISURE -- 2.8%
    Time Warner, Inc. .............    699,009       53,124,684
                                                 --------------
FINANCIAL-BANK & TRUST -- 0.7%
    Northern Trust Corp. ..........    219,523       14,282,715
                                                 --------------
FINANCIAL SERVICES -- 9.6%
    American Express Co. ..........    156,816        8,174,034
    Citigroup, Inc. ...............    984,629       59,323,897
    Fannie Mae.....................  1,128,893       58,914,103
    Morgan Stanley Dean Witter &
      Co. .........................    684,495       56,984,209
                                                 --------------
                                                    183,396,243
                                                 --------------
HOTELS & MOTELS -- 1.8%
    Four Seasons Hotels, Inc. .....    561,121       34,894,712
                                                 --------------
INTERNET SERVICES -- 2.1%
    America Online, Inc.*..........    763,882       40,294,776
                                                 --------------
OIL & GAS -- 3.7%
    BP Amoco PLC [ADR].............    636,425       35,997,789
    Schlumberger Ltd. .............    464,033       34,628,463
                                                 --------------
                                                     70,626,252
                                                 --------------
PAPER & FOREST PRODUCTS -- 1.0%
    Kimberly-Clark Corp. ..........    337,375       19,356,891
                                                 --------------
PHARMACEUTICALS -- 7.8%
    Genentech, Inc.*...............    615,743      105,907,796
    Priority Healthcare Corp.
      Cl-B*........................    585,336       43,497,782
                                                 --------------
                                                    149,405,578
                                                 --------------
RETAIL & MERCHANDISING -- 8.7%
    Costco Companies, Inc.*........    587,618       19,391,394
    Home Depot, Inc. ..............  1,074,682       53,666,932
    Tiffany & Co. .................    471,817       31,847,648
    Wal-Mart Stores, Inc. .........  1,070,490       61,686,986
                                                 --------------
                                                    166,592,960
                                                 --------------
SEMICONDUCTORS -- 3.1%
    Applied Materials, Inc.*.......    607,368       55,042,725
    Chartered Semiconductor
      Manufacturing [ADR]*.........     50,000        4,500,000
                                                 --------------
                                                     59,542,725
                                                 --------------
TELECOMMUNICATIONS -- 10.3%
    Comcast Corp. Cl-A*............    981,079       39,733,700
    Ericsson, (L.M.) Telephone Co.
      [ADR]........................    855,446       17,108,920
    Nortel Networks Corp. NY
      Reg.*........................    540,859       36,913,627
    SBC Communications, Inc. ......    212,513        9,191,187
    Sprint Corp. (PCS Group)*......    998,244       59,395,518
    Vodafone AirTouch PLC [ADR]....    812,645       33,673,977
                                                 --------------
                                                    196,016,929
                                                 --------------

AST MARSICO CAPITAL GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----

TRANSPORTATION -- 0.3%
    United Parcel Service, Inc.
      Cl-B.........................    108,280   $    6,388,520
                                                 --------------
TOTAL COMMON STOCK
  (Cost $1,440,866,221)............               1,833,356,016
                                                 --------------

                                        PAR
                                       (000)
                                       -----

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.9%
    Federal Home Loan Bank   6.48%,
      07/03/00
    (Cost $74,773,072).............  $  74,800       74,773,072
                                                 --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $1,515,639,293)............               1,908,129,088
OTHER ASSETS LESS
  LIABILITIES -- 0.0%..............                     445,347
                                                 --------------
NET ASSETS -- 100.0%...............              $1,908,574,435
                                                 ==============

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST COHEN & STEERS REALTY PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----

COMMON STOCK -- 95.8%
APARTMENT/RESIDENTIAL -- 18.9%
    Apartment Investment & Management
      Co. Cl-A [REIT].................     66,500   $ 2,876,125
    Archstone Communities Trust
      [REIT]..........................    142,000     3,274,875
    Avalonbay Communities, Inc.
      [REIT]..........................     75,900     3,168,825
    Equity Residential Properties
      Trust [REIT]....................     80,500     3,702,999
    Essex Property Trust, Inc.
      [REIT]..........................     31,900     1,339,800
    Smith, (Charles E.) Residential
      Realty, Inc. ...................     25,600       972,800
    United Dominion Realty Trust, Inc.
      [REIT] .........................    144,900     1,593,900
                                                    -----------
                                                     16,929,324
                                                    -----------
COMMUNITY CENTER -- 2.5%
    Kimco Realty Corp. [REIT].........     54,600     2,238,600
                                                    -----------
DIVERSIFIED -- 13.5%
    Brookfield Properties Corp........    178,300     2,364,626
    Cresent Real Estate Equities
      Co..............................    156,800     3,214,400
    Vornado Realty Trust [REIT].......    189,600     6,588,600
                                                    -----------
                                                     12,167,626
                                                    -----------
HEALTH CARE -- 5.7%
    Health Care Property Investors,
      Inc. [REIT].....................    118,300     3,223,675
    Nationwide Health Properties,
      Inc.............................    138,600     1,931,738
                                                    -----------
                                                      5,155,413
                                                    -----------
HEALTHCARE SERVICES -- 0.6%
    Manor Care, Inc.*.................     80,100       560,700
                                                    -----------
HOTELS & MOTELS -- 6.7%
    Host Marriott Corp. ..............    231,600     2,171,250
    MeriStar Hospitality Corp. .......     40,000       840,000
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]..........     94,300     3,047,069
                                                    -----------
                                                      6,058,319
                                                    -----------
INDUSTRIAL -- 8.2%
    AMB Property Corp. [REIT].........    165,500     3,775,469
    First Industrial Realty Trust,
      Inc. [REIT].....................      5,600       165,200
    Prologis Trust [REIT].............    162,400     3,461,150
                                                    -----------
                                                      7,401,819
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----

INTERNET SERVICES -- 2.4%
    Frontline Capital Group*..........     99,600   $ 2,122,725
                                                    -----------
OFFICE -- 16.6%
    Arden Realty, Inc. [REIT].........    146,400     3,440,400
    Equity Office Properties Trust
      [REIT]..........................    151,200     4,167,450
    Highwoods Properties, Inc.
      [REIT]..........................     38,300       919,200
    Mack-Cali Realty Corp. [REIT].....    195,600     5,024,474
    SL Green Realty Corp. [REIT]......     50,600     1,353,550
                                                    -----------
                                                     14,905,074
                                                    -----------
OFFICE/INDUSTRIAL -- 9.6%
    Boston Properties, Inc. [REIT]....     77,800     2,970,988
    PS Business Parks, Inc. [REIT]....     33,800       811,200
    Reckson Associates Realty Corp.
      [REIT]..........................     67,500     1,603,125
    Spieker Properties, Inc. [REIT]...     69,700     3,293,325
                                                    -----------
                                                      8,678,638
                                                    -----------
REGIONAL MALL -- 11.1%
    General Growth Properties, Inc.
      [REIT]..........................     79,300     2,517,775
    Macerich Co. [REIT]...............     55,200     1,217,850
    Rouse Co. [REIT]..................     86,200     2,133,450
    Simon Property Group, Inc.
      [REIT]..........................     83,200     1,846,000
    Taubman Centers, Inc. [REIT]......     43,400       477,400
    Weingarten Realty Investors
      [REIT]..........................     44,000     1,776,500
                                                    -----------
                                                      9,968,975
                                                    -----------
TOTAL COMMON STOCK
  (Cost $85,432,507)..................               86,187,213
                                                    -----------
SHORT-TERM INVESTMENTS -- 2.4%
    Temporary Investment Cash Fund....  1,069,613     1,069,613
    Temporary Investment Fund.........  1,069,612     1,069,612
                                                    -----------
    (Cost $2,139,225).................                2,139,225
                                                    -----------
TOTAL INVESTMENTS -- 98.2%
  (Cost $87,571,732)..................               88,326,438
OTHER ASSETS LESS
  LIABILITIES -- 1.8%.................                1,659,416
                                                    -----------
NET ASSETS -- 100.0%..................              $89,985,854
                                                    ===========

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

COMMON STOCK -- 92.6%
AEROSPACE -- 2.6%
    AAR Corp. .......................    123,600   $  1,483,200
    Alliant Techsystems, Inc.*.......     25,000      1,685,938
                                                   ------------
                                                      3,169,138
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 2.5%
    Oshkosh Truck Corp. .............     85,000      3,038,750
                                                   ------------
AUTOMOTIVE PARTS -- 2.3%
    American Axle & Manufacturing
      Holdings, Inc.*................     45,000        638,438
    Superior Industries
      International, Inc.............     85,000      2,188,750
                                                   ------------
                                                      2,827,188
                                                   ------------
BEVERAGES -- 1.5%
    Robert Mondavi Corp. Cl-A*.......     62,500      1,917,969
                                                   ------------
BROADCASTING -- 0.3%
    Salem Communications Corp.
      Cl-A*..........................     45,700        424,153
                                                   ------------
BUILDING MATERIALS -- 3.6%
    American Woodmark Corp. .........     13,000        266,500
    Florida Rock Industries, Inc. ...     23,000        819,375
    Hughes Supply, Inc. .............     65,000      1,283,750
    Simpson Manufacturing Co.,
      Inc.*..........................     45,000      2,151,563
                                                   ------------
                                                      4,521,188
                                                   ------------
BUSINESS SERVICES -- 2.4%
    American Management Systems,
      Inc.*..........................     52,000      1,707,063
    Baker, (Michael) Corp.*..........     40,000        260,000
    CIBER, Inc.*.....................     75,000        993,750
                                                   ------------
                                                      2,960,813
                                                   ------------
CHEMICALS -- 1.5%
    Fuller, (H.B.) Co. ..............     41,000      1,868,063
                                                   ------------
CLOTHING & APPAREL -- 3.1%
    AnnTaylor Stores Corp.*..........     36,700      1,215,688
    Cutter & Buck, Inc.*.............     42,900        340,519
    Pacific Sunwear of California,
      Inc.*..........................     50,000        937,500
    Phillips-Van Heusen Corp.........    145,000      1,377,499
                                                   ------------
                                                      3,871,206
                                                   ------------
COMPUTER HARDWARE -- 0.4%
    Analogic Corp. ..................     10,900        436,000
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 6.3%
    Analysts International Corp. ....     38,700        360,394
    Datastream Systems, Inc.*........    145,400      1,817,499
    Kronos, Inc.*....................     44,500      1,157,000
    Metro Information Services,
      Inc.*..........................     38,000        380,000
    Micros Systems, Inc.*............     46,200        857,588
    Systems & Computer Technology
      Corp.*.........................    165,000      3,299,999
                                                   ------------
                                                      7,872,480
                                                   ------------
CONSTRUCTION -- 0.8%
    Granite Construction, Inc........     40,000        980,000
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----

CONSUMER PRODUCTS & SERVICES -- 1.2%
    Church and Dwight Co., Inc.......     80,000   $  1,440,000
                                                   ------------
CONTAINERS & PACKAGING -- 1.9%
    Ivex Packaging Corp.*............    215,000      2,391,875
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 12.8%
    Anixter International, Inc.*.....     22,600        598,900
    Kent Electronics Corp.*..........     85,000      2,534,063
    Moog, Inc. Cl-A*.................     75,900      2,001,863
    Rogers Corp.*....................    140,000      4,899,999
    Sensormatic Electronics Corp.*...    220,000      3,478,749
    Teleflex, Inc....................     35,000      1,297,188
    Woodhead Industries, Inc.........     60,900      1,111,425
                                                   ------------
                                                     15,922,187
                                                   ------------
FINANCIAL-BANK & TRUST -- 2.7%
    Doral Financial Corp.............    180,000      2,058,749
    East West Bancorp, Inc...........     62,900        904,188
    UCBH Holdings, Inc...............     14,600        389,638
                                                   ------------
                                                      3,352,575
                                                   ------------
FINANCIAL SERVICES -- 1.3%
    Financial Federal Corp.*.........     90,000      1,563,750
                                                   ------------
FOOD -- 3.9%
    Dreyer's Grand Ice Cream, Inc....    134,400      2,822,400
    Smithfield Foods, Inc.*..........     70,000      1,964,375
                                                   ------------
                                                      4,786,775
                                                   ------------
FURNITURE -- 0.8%
    Furniture Brands International,
      Inc.*..........................     65,000        983,125
                                                   ------------
INDUSTRIAL PRODUCTS -- 4.9%
    Carlisle Companies, Inc..........     65,000      2,925,000
    Lydall, Inc.*....................     61,400        652,375
    MSC Industrial Direct Co.,
      Inc.*..........................     65,000      1,360,938
    Robbins & Myers, Inc.............     50,000      1,140,625
                                                   ------------
                                                      6,078,938
                                                   ------------
MACHINERY & EQUIPMENT -- 11.0%
    Astec Industries, Inc.*..........     11,600        294,350
    BEI Technologies, Inc............     70,500      1,802,156
    Gardner Denver, Inc.*............     49,700        888,388
    National-Oilwell, Inc.*..........    120,000      3,944,999
    Nordson Corp.....................     30,200      1,528,875
    Precision Castparts Corp.........     42,000      1,900,499
    SPS Technologies, Inc.*..........     43,000      1,765,688
    Universal Compression Holdings,
      Inc.*..........................     47,700      1,597,950
                                                   ------------
                                                     13,722,905
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 5.1%
    ICU Medical, Inc.*...............     53,000      1,431,000
    Invacare Corp....................    120,000      3,150,000
    Mentor Corp......................     62,800      1,707,375
                                                   ------------
                                                      6,288,375
                                                   ------------

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

METALS & MINING -- 1.7%
    Carpenter Technology Corp........     36,000   $    760,500
    RTI International Metals,
      Inc.*..........................     40,000        455,000
    Shaw Group, Inc.*................     18,300        862,388
                                                   ------------
                                                      2,077,888
                                                   ------------
OIL & GAS -- 7.1%
    Basin Exploration, Inc.*.........     95,000      1,698,125
    Forest Oil Corp.*................     65,000      1,035,938
    Helmerich & Payne, Inc...........    100,300      3,560,649
    Marine Drilling Co., Inc.*.......     68,400      1,825,425
    Oceaneering International,
      Inc.*..........................     40,000        760,000
                                                   ------------
                                                      8,880,137
                                                   ------------
PHARMACEUTICALS -- 1.0%
    ChiRex, Inc.*....................     59,300      1,186,000
                                                   ------------
PRINTING & PUBLISHING -- 4.5%
    Houghton Mifflin Co.*............     32,000      1,494,000
    Scholastic Corp.*................     67,200      4,107,600
                                                   ------------
                                                      5,601,600
                                                   ------------
RESTAURANTS -- 0.5%
    BUCA, Inc.*......................     37,600        587,500
                                                   ------------
RETAIL & MERCHANDISING -- 2.5%
    Coldwater Creek, Inc.*...........     42,100      1,268,263
    Good Guys, Inc.*.................    131,900        478,138
    Shopko Stores, Inc.*.............     85,000      1,306,874
                                                   ------------
                                                      3,053,275
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----

TELECOMMUNICATIONS -- 1.3%
    Commscope, Inc.*.................     39,600   $  1,623,600
                                                   ------------
TRANSPORTATION -- 1.1%
    Heartland Express, Inc.*.........     28,100        468,919
    Swift Transportation Co.,
      Inc.*..........................     60,200        842,800
                                                   ------------
                                                      1,311,719
                                                   ------------
TOTAL COMMON STOCK
  (Cost $99,388,550).................               114,739,172
                                                   ------------
SHORT-TERM INVESTMENTS -- 7.7%
    Temporary Investment Cash Fund...  4,743,118      4,743,118
    Temporary Investment Fund........  4,743,117      4,743,117
                                                   ------------
    (Cost $9,486,235)................                 9,486,235
                                                   ------------
TOTAL INVESTMENTS -- 100.3%
  (Cost $108,874,785)................               124,225,407
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.3%)...................                  (347,031)
                                                   ------------
NET ASSETS -- 100.0%.................              $123,878,376
                                                   ============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

COMMON STOCK -- 98.0%
AEROSPACE -- 1.2%
    Boeing Co. ......................    125,800   $  5,260,013
    Honeywell International, Inc. ...     44,800      1,509,200
    Northrop Grumman Corp. ..........     31,600      2,093,500
                                                   ------------
                                                      8,862,713
                                                   ------------
AIRLINES -- 0.1%
    AMR Corp.*.......................     38,596      1,020,382
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.8%
    Ford Motor Co. ..................     89,700      3,857,100
    General Motors Corp. ............     38,582      2,240,167
                                                   ------------
                                                      6,097,267
                                                   ------------
AUTOMOTIVE PARTS -- 0.3%
    Genuine Parts Co. ...............     60,119      1,202,380
    Goodyear Tire & Rubber Co. ......     35,700        714,000
    Visteon Corp.*...................     11,745        142,404
                                                   ------------
                                                      2,058,784
                                                   ------------
BEVERAGES -- 0.9%
    Anheuser-Busch Companies,
      Inc. ..........................     10,700        799,156
    Coca-Cola Co. ...................     68,500      3,934,469
    PepsiCo, Inc. ...................     44,100      1,959,694
                                                   ------------
                                                      6,693,319
                                                   ------------
CHEMICALS -- 1.5%
    Dow Chemical Co. ................    145,500      4,392,281
    Eastman Chemical Co. ............     89,800      4,287,950
    Union Carbide Corp. .............     46,400      2,296,800
                                                   ------------
                                                     10,977,031
                                                   ------------
CLOTHING & APPAREL -- 0.3%
    V.F. Corp. ......................     95,375      2,283,039
                                                   ------------
COMPUTER HARDWARE -- 6.9%
    Apple Computer, Inc.*............     55,600      2,912,050
    Compaq Computer Corp. ...........    120,400      3,077,725
    Dell Computer Corp.*.............    138,000      6,805,125
    EMC Corp.*.......................    135,800     10,448,113
    Gateway, Inc.*...................     56,900      3,229,075
    Hewlett-Packard Co...............     95,200     11,888,100
    International Business Machines
      Corp...........................     88,000      9,641,500
    Seagate Technology, Inc.*........     33,800      1,859,000
                                                   ------------
                                                     49,860,688
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 11.0%
    Autodesk, Inc. ..................     53,700      1,862,719
    Cisco Systems, Inc.*.............    416,000     26,441,999
    Computer Associates
      International, Inc. ...........     60,400      3,091,725
    Computer Sciences Corp.*.........     10,100        754,344
    Microsoft Corp.*.................    248,600     19,887,999
    Oracle Corp.*....................    172,800     14,526,000
    Sun Microsystems, Inc.*..........    111,400     10,130,438
    Veritas Software Corp.*..........     19,100      2,158,598
                                                   ------------
                                                     78,853,822
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----

CONGLOMERATES -- 2.6%
    Corning, Inc. ...................     11,700   $  3,157,538
    Minnesota Mining & Manufacturing
      Co. ...........................     49,000      4,042,500
    Philip Morris Companies, Inc. ...    295,700      7,854,530
    Tyco International Ltd. .........     75,500      3,576,813
                                                   ------------
                                                     18,631,381
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.4%
    Procter & Gamble Co. ............     19,700      1,127,825
    Whirlpool Corp. .................     42,500      1,981,563
                                                   ------------
                                                      3,109,388
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.2%
    General Electric Co. ............    596,600     30,426,600
    KLA-Tencor Corp.*................     40,000      2,342,500
    Tektronix, Inc. .................      8,500        618,375
    Teradyne, Inc.*..................     24,500      1,800,750
    Texas Instruments, Inc. .........    139,600      9,588,775
                                                   ------------
                                                     44,777,000
                                                   ------------
ENTERTAINMENT & LEISURE -- 2.8%
    Disney, (Walt) Co. ..............    154,900      6,012,056
    Time Warner, Inc. ...............     66,400      5,046,400
    Viacom, Inc. Cl-B*...............    140,200      9,559,888
                                                   ------------
                                                     20,618,344
                                                   ------------
EQUIPMENT SERVICES -- 0.1%
    Polaroid Corp.*..................     55,000        993,438
                                                   ------------
FINANCIAL-BANK & TRUST -- 3.5%
    Bank of America Corp. ...........    165,700      7,125,099
    Bank One Corp. ..................    158,200      4,202,188
    Chase Manhattan Corp. ...........     23,400      1,077,863
    First Union Corp. ...............    174,100      4,319,856
    KeyCorp..........................     61,600      1,085,700
    MBNA Corp. ......................     30,600        830,025
    Morgan, (J.P.) & Co., Inc. ......     30,000      3,303,750
    National City Corp. .............    144,700      2,468,944
    Union Planters Corp. ............     39,800      1,111,913
                                                   ------------
                                                     25,525,338
                                                   ------------
FINANCIAL SERVICES -- 7.9%
    American Express Co. ............     91,500      4,769,438
    Citigroup, Inc. .................    251,700     15,164,924
    Fannie Mae.......................     81,900      4,274,156
    Fleet Financial Group, Inc. .....    151,100      5,137,400
    Freddie Mac......................     26,600      1,077,300
    Golden West Financial Corp. .....     70,700      2,885,444
    Lehman Brothers Holdings,
      Inc. ..........................     56,600      5,352,238
    MBIA, Inc. ......................     15,600        751,725
    Merrill Lynch & Co., Inc. .......     65,400      7,521,000
    Morgan Stanley Dean Witter &
      Co. ...........................     65,800      5,477,850
    Paine Webber Group, Inc. ........     11,600        527,800
    Wells Fargo & Co. ...............    118,600      4,595,750
                                                   ------------
                                                     57,535,025
                                                   ------------

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

FOOD -- 1.6%
    Archer Daniels Midland Co. ......    383,500   $  3,763,093
    ConAgra, Inc. ...................    125,000      2,382,813
    Great Atlantic & Pacific Tea Co.,
      Inc. ..........................     85,700      1,424,763
    Heinz, (H.J.) Co. ...............     37,800      1,653,750
    Supervalu, Inc. .................    126,900      2,419,031
                                                   ------------
                                                     11,643,450
                                                   ------------
HEALTHCARE SERVICES -- 0.7%
    Amgen, Inc.*.....................     67,200      4,720,800
                                                   ------------
INSURANCE -- 2.5%
    Aetna, Inc. .....................     49,100      3,151,606
    American General Corp. ..........      9,100        555,100
    American International Group,
      Inc. ..........................     64,300      7,555,251
    Chubb Corp. .....................     34,900      2,146,350
    MGIC Investment Corp. ...........     35,600      1,619,800
    St. Paul Companies, Inc. ........     89,035      3,038,319
                                                   ------------
                                                     18,066,426
                                                   ------------
INTERNET SERVICES -- 1.0%
    America Online, Inc.*............     72,000      3,798,000
    Yahoo!, Inc.*....................     27,600      3,418,950
                                                   ------------
                                                      7,216,950
                                                   ------------
MACHINERY & EQUIPMENT -- 0.5%
    Black & Decker Corp. ............     43,000      1,690,438
    Deere & Co. .....................     52,900      1,957,300
                                                   ------------
                                                      3,647,738
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.2%
    Abbott Laboratories..............    149,400      6,657,638
    Johnson & Johnson Co. ...........     72,800      7,416,499
    Medtronic, Inc. .................     43,800      2,181,788
                                                   ------------
                                                     16,255,925
                                                   ------------
METALS & MINING -- 0.2%
    Alcan Aluminum Ltd. .............     30,500        945,500
    Alcoa, Inc. .....................     15,200        440,800
                                                   ------------
                                                      1,386,300
                                                   ------------
OIL & GAS -- 9.0%
    Amerada Hess Corp. ..............     61,000      3,766,750
    Ashland, Inc. ...................     85,100      2,983,819
    Chevron Corp. ...................     75,300      6,386,380
    Conoco, Inc. Cl-B*...............    165,300      4,060,181
    Exxon Mobil Corp. ...............    218,200     17,142,337
    Kerr-McGee Corp. ................     72,200      4,255,288
    Occidental Petroleum Corp. ......    184,600      3,888,138
    Phillips Petroleum Co. ..........     85,400      4,328,713
    Royal Dutch Petroleum Co. .......    121,400      7,473,687
    Sunoco, Inc. ....................    125,000      3,679,688
    Texaco, Inc. ....................    100,400      5,346,300
    Tosco Corp. .....................     65,500      1,874,938
                                                   ------------
                                                     65,186,219
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----

PAPER & FOREST PRODUCTS -- 0.6%
    International Paper Co. .........     43,855   $  1,307,427
    Westvaco Corp. ..................    135,200      3,354,650
                                                   ------------
                                                      4,662,077
                                                   ------------
PHARMACEUTICALS -- 9.0%
    American Home Products Corp. ....     57,900      3,401,625
    Bristol-Meyers Squibb Co. .......    127,800      7,444,350
    Lilly, (Eli) & Co. ..............     84,400      8,429,450
    Merck & Co., Inc. ...............    174,700     13,386,387
    Pfizer, Inc. ....................    523,550     25,130,399
    Pharmacia Corp. .................     89,800      4,641,538
    Schering-Plough Corp. ...........     59,300      2,994,650
                                                   ------------
                                                     65,428,399
                                                   ------------
PRINTING & PUBLISHING -- 0.4%
    Dow Jones & Co., Inc. ...........     36,600      2,680,950
                                                   ------------
RAILROADS -- 0.3%
    Norfolk Southern Corp. ..........    135,900      2,021,513
    Union Pacific Corp. .............     13,600        505,750
                                                   ------------
                                                      2,527,263
                                                   ------------
RETAIL & MERCHANDISING -- 4.0%
    Dillard's, Inc. Cl-A.............     95,900      1,174,775
    Federated Department Stores,
      Inc.*..........................     66,900      2,257,875
    Home Depot, Inc. ................    134,200      6,701,613
    May Department Stores Co. .......     47,600      1,142,400
    Sears, Roebuck & Co. ............    116,900      3,813,863
    Wal-Mart Stores, Inc. ...........    239,900     13,824,237
                                                   ------------
                                                     28,914,763
                                                   ------------
SEMICONDUCTORS -- 6.1%
    Advanced Micro Devices, Inc.*....     32,400      2,502,900
    Applied Materials, Inc.*.........     68,800      6,235,000
    Intel Corp. .....................    225,400     30,133,162
    LSI Logic Corp.*.................     41,300      2,235,363
    Micron Technology, Inc.*.........     33,500      2,950,094
                                                   ------------
                                                     44,056,519
                                                   ------------
TELECOMMUNICATIONS -- 9.7%
    Andrew Corp.*....................     57,100      1,916,419
    AT&T Corp. ......................    160,700      5,082,138
    Bell Atlantic Corp.*.............    113,100      5,746,894
    BellSouth Corp. .................     59,000      2,514,875
    GTE Corp. .......................    119,800      7,457,549
    Lucent Technologies, Inc. .......    147,500      8,739,374
    Motorola, Inc. ..................    162,271      4,716,001
    Nortel Networks Corp. NY Reg.*...    187,600     12,803,699
    QUALCOMM, Inc.*..................     65,500      3,930,000
    SBC Communications, Inc. ........    112,300      4,856,975
    Scientific-Atlanta, Inc. ........     11,700        871,650
    Sprint Corp. (FON Group).........     25,700      1,310,700
    U.S. West, Inc. .................     79,700      6,834,275
    WorldCom, Inc.*..................     85,700      3,931,488
                                                   ------------
                                                     70,712,037
                                                   ------------
TRANSPORTATION -- 0.2%
    CSX Corp. .......................     61,200      1,296,675
                                                   ------------

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

UTILITIES -- 3.5%
    AES Corp.*.......................     72,800   $  3,321,500
    Ameren Corp. ....................    103,900      3,506,625
    American Electric Power Co.,
      Inc. ..........................    162,160      4,803,989
    Cinergy Corp. ...................      3,600         91,575
    FirstEnergy Corp. ...............     50,000      1,168,750
    GPU, Inc. .......................    120,200      3,252,913
    New Century Energies, Inc. ......    108,900      3,341,869
    PG&E Corp. ......................    148,129      3,647,677
    Southern Co. ....................    112,100      2,613,331
                                                   ------------
                                                     25,748,229
                                                   ------------
TOTAL COMMON STOCK
  (Cost $687,938,259)................               712,047,679
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----

SHORT-TERM INVESTMENTS -- 1.7%
    Temporary Investment Cash Fund...  6,025,141   $  6,025,141
    Temporary Investment Fund........  6,025,140      6,025,140
                                                   ------------
    (Cost $12,050,281)...............                12,050,281
                                                   ------------
TOTAL INVESTMENTS -- 99.7%
  (Cost $699,988,540)................               724,097,960
OTHER ASSETS LESS
  LIABILITIES -- 0.3%................                 1,816,504
                                                   ------------
NET ASSETS -- 100.0%.................              $725,914,464
                                                   ============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST KEMPER SMALL-CAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----

COMMON STOCK -- 95.2%
AEROSPACE -- 0.3%
    Remec, Inc.*...................     76,400   $    3,199,250
                                                 --------------
AUTOMOTIVE PARTS -- 1.2%
    Copart, Inc.*..................    795,400       12,726,400
                                                 --------------
BROADCASTING -- 0.7%
    Cumulus Media, Inc.*...........    858,900        7,837,463
                                                 --------------
BUILDING MATERIALS -- 2.7%
    Simpson Manufacturing Co.,
      Inc.*........................    115,200        5,508,000
    Trex Co., Inc.*................    467,100       23,355,000
                                                 --------------
                                                     28,863,000
                                                 --------------
BUSINESS SERVICES -- 5.4%
    AnswerThink Consulting Group,
      Inc.*........................    357,300        5,940,113
    Digital Courier Technologies,
      Inc.*........................    993,200        6,331,650
    ITXC Corp.*....................     67,300        2,382,841
    Korn/Ferry International*......    345,200       10,960,100
    Micromuse, Inc.*...............    137,400       22,737,552
    Newgen Results Corp.*..........    306,800        5,062,200
    RSA Security, Inc.*............     68,600        4,750,550
                                                 --------------
                                                     58,165,006
                                                 --------------
CHEMICALS -- 1.4%
    Cabot Microelectronics
      Corp.*.......................    325,400       14,887,050
                                                 --------------
CLOTHING & APPAREL -- 2.1%
    David's Bridal, Inc.*..........    296,300        3,425,969
    Gildan Activewear, Inc.
      Cl-A*........................    405,200       14,891,099
    Pacific Sunwear of California,
      Inc.*........................    218,350        4,094,063
                                                 --------------
                                                     22,411,131
                                                 --------------
COMPUTER HARDWARE -- 5.0%
    Cobalt Networks, Inc.*.........    272,700       15,782,513
    Mercury Computer Systems,
      Inc.*........................    238,300        7,700,069
    Silicon Storage Technology,
      Inc.*........................    347,100       30,653,268
                                                 --------------
                                                     54,135,850
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 20.9%
    Advent Software, Inc.*.........    341,400       22,020,300
    Braun Consulting, Inc.*........    359,000        7,583,875
    Brooks Automation, Inc.*.......    188,400       12,045,825
    BSQUARE Corp.*.................    571,800       12,829,763
    Information Architects
      Corp.*.......................    653,500        4,533,656
    ISS Group, Inc.*...............    315,600       31,160,568
    Mercator Software, Inc.*.......    401,800       27,623,749
    Mercury Interactive Corp.*.....    283,600       27,438,300
    National Computer Systems,
      Inc. ........................    184,500        9,086,625
    National Information
      Consortium, Inc. ............  1,090,200       12,401,025
    Numerical Technologies,
      Inc.*........................     43,000        2,090,875
    Pinnacle Systems, Inc.*........  1,182,900       26,596,767
    Precise Software Solutions
      Ltd.*........................      8,400          201,600
    Quintus Corp.*.................    493,300        9,796,630

                                      SHARES         VALUE
                                      ------         -----

    Radisys Corp.*.................    227,700   $   12,921,975
    Viador, Inc.*..................    598,500        9,501,188
                                                 --------------
                                                    227,832,721
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 2.0%
    JAKKS Pacific, Inc.*...........    462,700        6,824,825
    Rent-A-Center, Inc.*...........    470,700       10,590,750
    Steiner Leisure Ltd.*..........    175,700        3,975,213
                                                 --------------
                                                     21,390,788
                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.9%
    Burr-Brown Corp.*..............    214,950       18,633,478
    Power-One, Inc.*...............    414,750       47,255,578
    SonoSight, Inc.*...............    315,500        9,090,344
                                                 --------------
                                                     74,979,400
                                                 --------------
FINANCIAL-BANK & TRUST -- 1.0%
    Hudson United Bankcorp.........    493,700       11,077,394
                                                 --------------
FINANCIAL SERVICES -- 0.7%
    Multex.com, Inc.*..............    311,200        7,838,350
                                                 --------------
FOOD -- 2.0%
    Hain Celestial Group, Inc.*....    423,505       15,537,339
    Wild Oats Markets, Inc.*.......    474,300        5,958,394
                                                 --------------
                                                     21,495,733
                                                 --------------
FURNITURE -- 1.0%
    Cost Plus, Inc.*...............    394,600       11,320,088
                                                 --------------
HEALTHCARE SERVICES -- 3.0%
    Albany Molecular Research,
      Inc.*........................    246,500       13,418,844
    Gene Logic, Inc.*..............    293,600       10,477,850
    MedQuist, Inc.*................    244,700        8,319,800
                                                 --------------
                                                     32,216,494
                                                 --------------
INTERNET SERVICES -- 3.3%
    Firstworld Communications,
      Inc.*........................    286,800        3,011,400
    Netopia, Inc.*.................    179,200        7,212,800
    Vicinity Corp.*................    204,700        4,017,238
    VocalTec Communications
      Ltd.*........................    313,900        7,219,700
    Watchguard Technologies,
      Inc.*........................    257,100       14,124,431
                                                 --------------
                                                     35,585,569
                                                 --------------
MACHINERY & EQUIPMENT -- 3.4%
    Asyst Technologies, Inc.*......     90,100        3,085,925
    National-Oilwell, Inc.*........    353,900       11,634,463
    SpeedFam-IPEC, Inc.*...........    473,000        8,602,688
    Universal Compression Holdings,
      Inc.*........................    409,400       13,714,899
                                                 --------------
                                                     37,037,975
                                                 --------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.5%
    Aclara Biosciences, Inc.*......    123,100        6,270,406
    Charles River Laboratories
      International, Inc.*.........    263,600        5,848,625
    Cytyc Corp.*...................    273,800       14,614,075
                                                 --------------
                                                     26,733,106
                                                 --------------

AST KEMPER SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----

OIL & GAS -- 6.9%
    3Tec Energy Corp.*.............    299,000   $    2,990,000
    Barrett Resources Corp.*.......    358,600       10,914,888
    Key Production Co., Inc.*......    807,800       14,843,325
    Newfield Exploration Co.*......    206,500        8,079,313
    Precision Drilling Corp.*......    295,200       11,402,100
    Stone Energy Corp.*............    268,700       16,054,824
    Swift Energy Co.*..............    400,000       11,350,000
                                                 --------------
                                                     75,634,450
                                                 --------------
PERSONAL SERVICES -- 0.1%
    Cornell Corrections, Inc.*.....     87,900          703,200
                                                 --------------
PHARMACEUTICALS -- 3.7%
    Alexion Pharmaceuticals,
      Inc.*........................    305,400       21,836,100
    QLT PhotoTherapeutics, Inc.*...    231,900       17,928,769
                                                 --------------
                                                     39,764,869
                                                 --------------
REAL ESTATE -- 0.5%
    Costar Group, Inc.*............    215,000        5,388,438
                                                 --------------
RESTAURANTS -- 0.5%
    The Cheesecake Factory,
      Inc.*........................    186,700        5,134,250
                                                 --------------
RETAIL & MERCHANDISING -- 0.9%
    Duane Reade, Inc.*.............    362,500        9,334,375
                                                 --------------
SCIENCE & TECHNOLOGY -- 1.1%
    Molecular Devices Corp.*.......    165,700       11,464,369
                                                 --------------
SEMICONDUCTORS -- 5.0%
    Alpha Industries, Inc.*........    282,500       12,447,656
    ATMI, Inc.*....................    273,700       12,727,050
    Pixelworks, Inc.*..............     41,200          937,300
    Silicon Image, Inc.*...........    168,600        8,408,925
    Therma-Wave, Inc.*.............    289,500        6,459,469
    TranSwitch Corp.*..............    170,775       13,181,695
                                                 --------------
                                                     54,162,095
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----

TELECOMMUNICATIONS -- 11.0%
    ANTEC Corp.*...................    510,800   $   21,230,124
    Com21, Inc.*...................    341,700        8,542,500
    Insight Communications Co.,
      Inc.*........................    664,900       10,389,063
    Lightbridge, Inc.*.............    548,100       13,085,888
    Polycom, Inc.*.................    282,400       26,572,074
    Proxim, Inc.*..................     46,400        4,592,150
    Research in Motion Ltd.*.......    221,100       10,004,775
    SBA Communications Corp.*......    238,000       12,361,125
    Spectrasite Holdings, Inc.*....    494,300       14,025,763
                                                 --------------
                                                    120,803,462
                                                 --------------
TOTAL COMMON STOCK
  (Cost $803,936,651)..............               1,032,122,276
                                                 --------------

                                        PAR
                                       (000)
                                       -----

COMMERCIAL PAPER -- 4.8%
    Countrywide Home Loans, Inc.
      6.88%, 07/06/00..............  $   9,500        9,490,922
      6.90%, 07/07/00..............      8,000        7,990,800
    CSW Credit, Inc.
      6.72%, 07/10/00..............     11,500       11,480,680
    Ford Motor Credit Corp.
      6.60%, 07/11/00..............     11,500       11,478,917
    Renaissance Energy Co.
      6.90%, 07/05/00..............     12,000       11,990,800
                                                 --------------
    (Cost $52,432,119).............                  52,432,119
                                                 --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $856,368,770)..............               1,084,554,395
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- 0.0%...................                    (235,814)
                                                 --------------
NET ASSETS -- 100.0%...............              $1,084,318,581
                                                 ==============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST MFS GLOBAL EQUITY PORTFOLIO
- ------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----

FOREIGN STOCK -- 53.4%
AUSTRALIA -- 1.7%
    Publishing & Broadcasting Ltd. .....    7,050    $    54,394
    QBE Insurance Group Ltd. ...........   30,330        148,840
                                                     -----------
                                                         203,234
                                                     -----------
CANADA -- 1.7%
    Anderson Exploration Ltd.*..........    3,710         67,606
    AT&T Canada, Inc.*..................      950         31,738
    BCE, Inc. ..........................    2,260         53,920
    Nortel Networks Corp. ..............      794         55,544
                                                     -----------
                                                         208,808
                                                     -----------
FINLAND -- 1.6%
    Helsingin Puhelin Oyj...............    1,920        188,834
    Tecnomen Oyj*.......................      270          2,200
                                                     -----------
                                                         191,034
                                                     -----------
FRANCE -- 6.8%
    Aventis SA..........................      970         71,086
    Banque National de Paris............    1,080        104,356
    Bouygues SA.........................      200        134,201
    Castorama Dubois....................       91         22,593
    Compagnie Francaise d'Etudes et de
      Construction Technip*.............      755         91,697
    Sanofi SA...........................    3,000        143,500
    Societe Television Francaise........      563         39,397
    Total Fina SA Cl-B*.................      800        123,160
    Vivendi.............................    1,140        101,029
                                                     -----------
                                                         831,019
                                                     -----------
GERMANY -- 2.7%
    Pharmacia Corp. ....................    2,340        120,949
    ProSieben Media AG Pfd. ............    1,780        213,286
                                                     -----------
                                                         334,235
                                                     -----------
GREECE -- 0.2%
    Antenna TV SA [ADR]*................    1,578         24,459
                                                     -----------
HONG KONG -- 0.0%
    China Unicom Ltd. [ADR]*............      170          3,613
                                                     -----------
ISRAEL -- 0.2%
    Partner Communications Co. Ltd.
      [ADR]*............................    2,130         20,235
                                                     -----------
ITALY -- 0.9%
    Telecom Italia Mobile SPA...........   21,010        106,138
                                                     -----------
JAPAN -- 12.0%
    Canon, Inc. ........................    4,000        199,619
    Chugai Pharmaceutical Co. Ltd. .....    9,000        170,555
    Fast Retailing Co. Ltd. ............      300        125,896
    Fuji Heavy Industries Ltd. .........    8,000         58,222
    Fujitsu Ltd.*.......................    3,000        104,063
    Hitachi Ltd. .......................   14,000        202,455
    Mitsubishi Electric Corp.*..........    6,000         65,103
    Mitsubishi Motors Corp. ............   11,000         47,098
    Nippon Telegraph & Telephone
      Corp. ............................        7         93,288
    NTT Mobile Communication Network,
      Inc. .............................        9        244,135

                                           SHARES       VALUE
                                           ------       -----

    Sony Corp. .........................      400    $    37,429
    Tokyo Broadcasting System, Inc. ....    2,000         86,577
    Toshiba Corp. ......................    3,000         33,941
                                                     -----------
                                                       1,468,381
                                                     -----------
MEXICO -- 0.5%
    Grupo Televisa SA [GDR].............      970         66,869
                                                     -----------
NETHERLANDS -- 6.2%
    AKZO Nobel NV.......................    4,580        195,371
    Completel Europe NV*................       40            498
    ING Groep NV........................    1,870        126,913
    Koninklijke (Royal) Philips
      Electronics NV....................    2,940        139,222
    KPN NV..............................    2,940        132,035
    Libertel NV*........................    2,390         36,542
    Royal Dutch Petroleum Co. ..........    2,000        124,808
                                                     -----------
                                                         755,389
                                                     -----------
NORWAY -- 0.5%
    Schibsted ASA.......................    2,100         39,064
    Sparebanken NOR.....................      780         17,567
                                                     -----------
                                                          56,631
                                                     -----------
PORTUGAL -- 0.4%
    Telecel-Comunicacoes Pessoais SA....    3,560         54,260
                                                     -----------
SINGAPORE -- 1.7%
    OverSea-Chinese Banking Corp.
      Ltd. .............................   10,000         68,827
    Overseas Union Bank Ltd. ...........   25,000         96,878
    Singapore Press Holdings Ltd. ......    3,000         46,848
                                                     -----------
                                                         212,553
                                                     -----------
SPAIN -- 0.6%
    Repsol SA...........................    3,560         71,152
                                                     -----------
SWEDEN -- 2.1%
    Netcom AB Cl-B......................      865         64,204
    Saab AB*............................   22,030        185,871
    Tele1 Europe Holding AB*............       20            246
                                                     -----------
                                                         250,321
                                                     -----------
SWITZERLAND -- 1.3%
    Novartis AG.........................      101        160,500
                                                     -----------
UNITED KINGDOM -- 12.3%
    Anglo Irish Bank Corp. PLC..........    6,460         14,132
    AstraZeneca Group PLC...............    2,600        121,541
    British Aerospace PLC*..............   14,332         89,392
    British Petroleum Co. PLC...........   12,140        116,520
    Cable & Wireless PLC................    7,520        127,392
    Capital Radio PLC...................    1,890         44,135
    Carlton Communications PLC..........    9,450        121,603
    CGU PLC*............................    8,079        134,538
    Diageo PLC..........................   10,482         94,101
    NDS Group PLC [ADR]*................       10            610
    Next PLC............................    9,000         79,093
    Reckitt Benckiser PLC*..............    6,760         75,731
    Royal Bank of Scotland NY Reg. .....    5,964         99,859

AST MFS GLOBAL EQUITY PORTFOLIO
- ------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----

    United News & Media PLC.............   10,550    $   151,730
    Vodafone AirTouch PLC...............   54,565        220,555
                                                     -----------
                                                       1,490,932
                                                     -----------
TOTAL FOREIGN STOCK
  (Cost $6,234,672).....................               6,509,763
                                                     -----------
U.S. STOCK -- 39.6%
AEROSPACE -- 0.9%
    Boeing Co. .........................    2,610        109,131
                                                     -----------
AUTOMOTIVE PARTS -- 0.3%
    TRW, Inc. ..........................      800         34,700
                                                     -----------
BROADCASTING -- 0.1%
    Hearst-Argyle Television, Inc.*.....      750         14,625
                                                     -----------
COMPUTER HARDWARE -- 1.7%
    Hewlett-Packard Co. ................      790         98,651
    International Business Machines
      Corp. ............................    1,000        109,563
    Mirae Corp. ........................       80            620
                                                     -----------
                                                         208,834
                                                     -----------
COMPUTER SERVICES & SOFTWARE -- 4.3%
    BMC Software, Inc.*.................    2,070         75,523
    Computer Associates International,
      Inc. .............................    5,570        285,114
    Computer Sciences Corp.*............    1,650        123,234
    Compuware Corp.*....................    3,450         35,794
    Electronic Data Systems Corp. ......      230          9,488
                                                     -----------
                                                         529,153
                                                     -----------
CONGLOMERATES -- 0.5%
    Corning, Inc. ......................      205         55,324
                                                     -----------
CONSUMER PRODUCTS & SERVICES -- 2.6%
    Bausch & Lomb, Inc. ................    3,000        232,125
    Polaroid Corp. .....................    4,390         79,294
                                                     -----------
                                                         311,419
                                                     -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.6%
    Agilent Technologies, Inc.*.........      282         20,798
    AT&T Wireless Group*................    1,780         49,617
                                                     -----------
                                                          70,415
                                                     -----------
ENERGY SERVICES -- 1.0%
    Halliburton Co. ....................    1,680         79,275
    NRG Energy, Inc.*...................    2,470         45,078
                                                     -----------
                                                         124,353
                                                     -----------
ENTERTAINMENT & LEISURE -- 2.2%
    Time Warner, Inc. ..................    1,730        131,480
    Walt Disney Co. ....................    3,510        136,232
                                                     -----------
                                                         267,712
                                                     -----------
FOOD -- 1.9%
    Keebler Foods Co. ..................    3,340        123,997
    Safeway, Inc.*......................    2,420        109,203
                                                     -----------
                                                         233,200
                                                     -----------
INSURANCE -- 4.0%
    CIGNA Corp. ........................    1,170        109,395

                                           SHARES       VALUE
                                           ------       -----

    Marsh & McLennan Companies, Inc. ...      880    $    91,905
    Metlife, Inc. ......................      970         20,431
    ReliaStar Financial Corp. ..........    2,000        104,875
    The Hartford Financial Services
      Group, Inc. ......................    2,960        165,575
                                                     -----------
                                                         492,181
                                                     -----------
MACHINERY & EQUIPMENT -- 1.8%
    Deere & Co. ........................    3,610        133,570
    Ingersoll-Rand Co. .................    2,090         84,123
                                                     -----------
                                                         217,693
                                                     -----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.0%
    Synthes-Stratec*....................        5          2,275
                                                     -----------
OIL & GAS -- 4.9%
    Apache Corp. .......................    1,270         74,692
    Coastal Corp. ......................    2,370        144,273
    Conoco, Inc. .......................    5,370        118,140
    EOG Resources, Inc. ................    5,770        193,294
    Santa Fe International Corp. .......    1,800         62,888
                                                     -----------
                                                         593,287
                                                     -----------
PHARMACEUTICALS -- 1.4%
    Bristol-Meyers Squibb Co. ..........      850         49,513
    Pfizer, Inc. .......................    2,582        123,936
                                                     -----------
                                                         173,449
                                                     -----------
RETAIL & MERCHANDISING -- 2.0%
    BJ's Wholesale Club, Inc.*..........    3,550        117,150
    CVS Corp. ..........................    3,090        123,600
                                                     -----------
                                                         240,750
                                                     -----------
SEMICONDUCTORS -- 0.9%
    Motorola, Inc. .....................    3,780        109,856
                                                     -----------
TELECOMMUNICATIONS -- 7.3%
    Adelphia Business Solutions,
      Inc.*.............................    1,450         33,622
    AT&T Canada, Inc. NY Reg.*..........    1,290         42,812
    Bell Atlantic Corp.*................    1,630         82,824
    BroadWing, Inc. ....................    1,695         43,964
    Flag Telecom Holdings Ltd.*.........    2,040         30,345
    GTE Corp. ..........................    1,250         77,813
    Lucent Technologies, Inc. ..........      740         43,845
    NTL, Inc.*..........................    2,552        152,801
    Sprint Corp. (FON Group)............    1,110         56,610
    Sprint Corp. (PCS Group)*...........    2,620        155,889
    Tellabs, Inc.*......................    1,950        133,453
    Time Warner Telecom, Inc.*..........      710         45,706
                                                     -----------
                                                         899,684
                                                     -----------
TRANSPORTATION -- 1.2%
    Canadian National Railway Co.
      NY Reg. ..........................    4,670        136,306
    United Parcel Service, Inc. Cl-B....      230         13,570
                                                     -----------
                                                         149,876
                                                     -----------
TOTAL U.S. STOCK
  (Cost $4,798,985).....................               4,837,917
                                                     -----------

AST MFS GLOBAL EQUITY PORTFOLIO
- ------------------------------------------------------------------------------

                                            PAR
                                           (000)        VALUE
                                          --------   -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.3%
    Federal Home Loan Mortgage Corp.
      6.57%, 07/03/00
    (Cost $1,499,453)...................   $1,500    $ 1,499,453
                                                     -----------
TOTAL INVESTMENTS -- 105.3%
  (Cost $12,533,110)....................              12,847,133
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (5.3%)................................                (644,303)
                                                     -----------
NET ASSETS -- 100.0%....................             $12,202,830
                                                     ===========

Foreign currency exchange contracts outstanding at June 30, 2000:

                                           IN                    UNREALIZED
SETTLEMENT                CONTRACTS     EXCHANGE   CONTRACTS   APPRECIATION/
  MONTH      TYPE         TO RECEIVE      FOR      AT VALUE    (DEPRECIATION)
- -----------------------------------------------------------------------------

07/00        Buy    CAD     29,387      $ 19,830   $ 19,834        $    4
07/00        Buy    EUR    149,250       142,161    143,180         1,019
07/00        Buy    GBP     56,740        86,131     85,907          (224)
07/00        Buy    SEK    151,750        17,157     17,307           150
                                        --------   --------        ------
                                        $265,279   $266,228        $  949
                                        ========   ========        ======

                                         IN
SETTLEMENT               CONTRACTS      EXCHANGE   CONTRACTS   UNREALIZED
 MONTH       TYPE        TO DELIVER      FOR       AT VALUE    DEPRECIATION
- -----------------------------------------------------------------------------

07/00        Sell   EUR      1,874      $  1,768   $  1,797        $   29
07/00        Sell   NOK     95,462        11,103     11,168            65
                                        --------   --------        ------
                                        $ 12,871   $ 12,965        $   94
                                        ========   ========        ======

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 2000. Percentages are based on net assets.

INDUSTRY
- --------

Aerospace...........................................   2.3%
Automobile Manufacturers............................   0.9%
Beverages...........................................   0.8%
Broadcasting........................................   7.3%
Business Services...................................   1.9%
Chemicals...........................................   1.6%
Consumer Products & Services........................   0.6%
Electronic Components & Equipment...................   3.9%
Financial-Bank & Trust..............................   4.3%
Industrial Products.................................   0.8%
Insurance...........................................   2.3%
Office Equipment....................................   1.6%
Oil & Gas...........................................   4.1%
Pharmaceuticals.....................................   6.5%
Retail & Merchandising..............................   1.9%
Semiconductors......................................   0.9%
Telecommunications..................................  11.7%
                                                      -----
TOTAL...............................................  53.4%
                                                      =====

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST MFS GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----

COMMON STOCK -- 83.5%
ADVERTISING -- 0.0%
    Interpublic Group of Companies,
      Inc. ...........................      230    $     9,890
                                                   -----------
BEVERAGES -- 1.8%
    Anheuser-Busch Companies, Inc. ...    4,480        334,600
    Coca-Cola Co. ....................    6,300        361,856
                                                   -----------
                                                       696,456
                                                   -----------
BROADCASTING -- 1.7%
    AT&T Corp. Liberty Media Group
      Cl-A*...........................    8,060        195,455
    Infinity Broadcasting Corp.*......    4,535        165,244
    UnitedGlobalCom, Inc. Cl-A*.......    1,710         79,943
    USA Networks, Inc.*...............    9,200        198,950
                                                   -----------
                                                       639,592
                                                   -----------
BUSINESS SERVICES -- 0.9%
    Commerce One, Inc.*...............      800         36,313
    First Data Corp. .................    5,770        286,336
    Foundry Networks, Inc.*...........      300         33,150
                                                   -----------
                                                       355,799
                                                   -----------
COMPUTER HARDWARE -- 3.6%
    Compaq Computer Corp. ............    3,920        100,205
    Dell Computer Corp.*..............   10,050        495,591
    EMC Corp.*........................    6,700        515,481
    Seagate Technology, Inc.*.........    4,800        264,000
                                                   -----------
                                                     1,375,277
                                                   -----------
COMPUTER SERVICES & SOFTWARE -- 14.1%
    Automatic Data Processing,
      Inc. ...........................    8,310        445,104
    BEA Systems, Inc.*................    1,000         49,438
    BISYS Group, Inc.*................    1,590         97,785
    BMC Software, Inc.*...............    4,870        177,679
    Cadence Design Systems, Inc.*.....   11,660        237,573
    Cisco Systems, Inc.*..............   16,160      1,027,169
    Computer Associates International,
      Inc. ...........................    5,860        299,959
    Computer Sciences Corp.*..........    5,630        420,491
    Fiserv, Inc.*.....................    1,430         61,848
    I2 Technologies, Inc.*............      100         10,427
    Mercury Interactive Corp.*........      900         87,075
    Microsoft Corp.*..................   13,950      1,115,999
    Oracle Corp.*.....................    5,550        466,546
    Rational Software Corp.*..........    3,600        334,575
    Siebel Systems, Inc.*.............      710        116,129
    Sun Microsystems, Inc.*...........    4,200        381,938
    Veritas Software Corp.*...........      200         22,603
                                                   -----------
                                                     5,352,338
                                                   -----------
CONGLOMERATES -- 4.5%
    Corning, Inc. ....................    2,670        720,566
    Philip Morris Companies, Inc. ....    4,600        122,188
    Tyco International Ltd. ..........   18,800        890,650
                                                   -----------
                                                     1,733,404
                                                   -----------

                                         SHARES       VALUE
                                         ------       -----

CONSUMER PRODUCTS & SERVICES -- 0.8%
    Bausch & Lomb, Inc. ..............    2,660    $   205,818
    Clorox Co. .......................    2,100         94,106
                                                   -----------
                                                       299,924
                                                   -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.1%
    Analog Devices, Inc.*.............    2,240        170,240
    Cabletron Systems, Inc.*..........    2,660         67,165
    Capstone Turbine Corp.*...........       40          1,803
    Comverse Technology, Inc.*........    2,500        232,500
    Emerson Electric Co. .............    2,480        149,730
    Flextronics International Ltd.*...    5,715        392,549
    General Electric Co. .............   10,020        511,020
    Metromedia Fiber Network, Inc.
      Cl-A*...........................   10,780        427,831
                                                   -----------
                                                     1,952,838
                                                   -----------
ENERGY SERVICES -- 0.9%
    Dynegy, Inc. .....................    1,600        109,300
    Halliburton Co. ..................    5,230        246,791
                                                   -----------
                                                       356,091
                                                   -----------
ENTERTAINMENT & LEISURE -- 1.9%
    Time Warner, Inc. ................    3,740        284,240
    Viacom, Inc. Cl-B*................    6,531        445,333
                                                   -----------
                                                       729,573
                                                   -----------
FINANCIAL-BANK & TRUST -- 0.6%
    State Street Corp. ...............    2,130        225,913
                                                   -----------
FINANCIAL SERVICES -- 3.6%
    American Express Co. .............    1,760         91,740
    Associates First Capital Corp.
      Cl-A............................    7,420        165,559
    AXA Financial, Inc. ..............    7,900        268,600
    Citigroup, Inc. ..................    5,970        359,692
    Freddie Mac.......................    7,460        302,130
    Providian Financial Corp. ........    2,150        193,500
                                                   -----------
                                                     1,381,221
                                                   -----------
FOOD -- 2.1%
    Kroger Co.*.......................    7,000        154,438
    Safeway, Inc.*....................   14,080        635,360
                                                   -----------
                                                       789,798
                                                   -----------
HEALTHCARE SERVICES -- 0.5%
    HCA -- The Healthcare Corp. ......    6,300        191,363
                                                   -----------
INSURANCE -- 2.9%
    American International Group,
      Inc. ...........................    4,370        513,474
    Lincoln National Corp. ...........    1,900         68,638
    Marsh & McLennan Companies,
      Inc. ...........................    1,540        160,834
    Nationwide Financial Services,
      Inc. ...........................      140          4,603
    The Hartford Financial Services
      Group, Inc. ....................    6,400        358,000
                                                   -----------
                                                     1,105,549
                                                   -----------

AST MFS GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----

INTERNET SERVICES -- 3.2%
    Art Technology Group, Inc.*.......      400    $    40,375
    Check Point Software Technologies
      Ltd.*...........................    1,400        296,450
    E.Piphany, Inc.*..................      700         75,031
    Juniper Networks, Inc.*...........      400         58,225
    VeriSign, Inc.*...................    4,215        743,948
    Vignette Corp.*...................      400         20,806
                                                   -----------
                                                     1,234,835
                                                   -----------
MACHINERY & EQUIPMENT -- 1.2%
    Baker Hughes, Inc. ...............   10,130        324,160
    Deere & Co. ......................    3,560        131,720
                                                   -----------
                                                       455,880
                                                   -----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.8%
    Abbott Laboratories...............    9,300        414,431
    Genzyme Corp.*....................      500         29,719
    PE Corp. -- PE Biosystems Group...    3,500        230,563
                                                   -----------
                                                       674,713
                                                   -----------
OFFICE EQUIPMENT -- 0.0%
    Office Depot, Inc.*...............    2,770         17,313
                                                   -----------
OIL & GAS -- 2.2%
    Apache Corp. .....................      830         48,814
    Coastal Corp. ....................    3,700        225,238
    Global Marine, Inc.*..............    5,300        149,394
    Noble Drilling Corp.*.............    3,420        140,861
    Transocean Sedco Forex, Inc. .....    4,940        263,981
                                                   -----------
                                                       828,288
                                                   -----------
PHARMACEUTICALS -- 7.2%
    ALZA Corp.*.......................    1,600         94,600
    American Home Products Corp. .....   10,750        631,562
    Bristol-Meyers Squibb Co. ........    6,040        351,830
    Pfizer, Inc. .....................   14,872        713,855
    Pharmacia Corp. ..................   11,518        595,337
    Sepracor, Inc.*...................      900        108,563
    Waters Corp.*.....................    2,090        260,858
                                                   -----------
                                                     2,756,605
                                                   -----------
RETAIL & MERCHANDISING -- 2.1%
    CVS Corp. ........................   12,700        507,999
    RadioShack Corp. .................    4,660        220,768
    Wal-Mart Stores, Inc. ............    1,510         87,014
                                                   -----------
                                                       815,781
                                                   -----------
SEMICONDUCTORS -- 8.1%
    Altera Corp.*.....................    1,820        185,526
    Applied Materials, Inc.*..........      900         81,563
    Atmel Corp.*......................    2,470         91,081
    Intel Corp. ......................    6,700        895,706
    Lam Research Corp.*...............    6,300        236,250
    LSI Logic Corp.*..................    6,490        351,271
    Micron Technology, Inc.*..........   10,500        924,655
    National Semiconductor Corp.*.....    5,450        309,288
    Stratos Lightwave, Inc.*..........       40          1,115
                                                   -----------
                                                     3,076,455
                                                   -----------

                                         SHARES       VALUE
                                         ------       -----

TELECOMMUNICATIONS -- 10.9%
    Alltel Corp. .....................    1,300    $    80,519
    Amdocs Ltd.*......................    1,330        102,078
    American Tower Corp. Cl-A*........    7,360        306,820
    China Unicom Ltd. [ADR]*..........       30            638
    Comcast Corp. Cl-A*...............    8,400        340,199
    Global Crossing Ltd.*.............   13,250        348,640
    Motorola, Inc. ...................    6,297        183,007
    Nextel Communications, Inc.
      Cl-A*...........................    3,500        214,156
    NEXTLINK Communications, Inc.
      Cl-A*...........................    5,100        193,481
    Nortel Networks Corp. NY Reg.*....   14,400        982,799
    NTL, Inc.*........................    3,865        231,417
    Sprint Corp. (PCS Group)*.........    7,920        471,239
    Tellabs, Inc.*....................    2,800        191,625
    Univision Communications, Inc.*...    1,120        115,920
    Voicestream Wireless Corp.*.......      800         93,038
    WorldCom, Inc.*...................    6,500        298,188
                                                   -----------
                                                     4,153,764
                                                   -----------
UTILITIES -- 1.8%
    AES Corp.*........................   13,480        615,025
    Enron Corp. ......................    1,100         70,950
                                                   -----------
                                                       685,975
                                                   -----------
TOTAL COMMON STOCK
  (Cost $30,128,014)..................              31,894,635
                                                   -----------

                                          PAR
                                         (000)
                                         -----

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.4%
    Federal Home Loan Mortgage Corp.
      6.57%, 07/03/00
    (Cost $5,098,139).................  $ 5,100      5,098,139
                                                   -----------

                                         SHARES
                                         ------

FOREIGN STOCK -- 3.3%
FINANCIAL-BANK & TRUST -- 0.2%
    HSBC Holdings PLC -- (GBP)........    7,300         83,493
                                                   -----------
OIL & GAS -- 1.2%
    Royal Dutch Petroleum
      Co. -- (NLG)....................    7,600        474,271
                                                   -----------
RETAIL & MERCHANDISING -- 0.3%
    Fast Retailing Co.
      Ltd. -- (JPY)...................      300        125,896
                                                   -----------
TELECOMMUNICATIONS -- 1.6%
    Ericsson, (L.M.) Telephone Co.
      CL-B -- (SEK)...................    3,220         64,065
    Nokia AB Oyj -- (FIM).............       40          2,049
    Vodafone AirTouch PLC -- (GBP)....  122,753        496,179
                                                   -----------
                                                       562,293
                                                   -----------
TOTAL FOREIGN STOCK
  (Cost $1,337,561)...................               1,245,953
                                                   -----------

AST MFS GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----

SHORT-TERM INVESTMENTS -- 0.5%
    Temporary Investment Cash Fund....   96,624    $    96,624
    Temporary Investment Fund.........   96,623         96,623
                                                   -----------
    (Cost $193,247)...................                 193,247
                                                   -----------
TOTAL INVESTMENTS -- 100.7%
  (Cost $36,756,961)..................              38,431,974
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.7%)....................                (263,790)
                                                   -----------
NET ASSETS -- 100.0%..................             $38,168,184
                                                   ===========

Foreign currency exchange contracts outstanding at June 30, 2000:

                                           IN
SETTLEMENT                CONTRACTS     EXCHANGE   CONTRACTS    UNREALIZED
  MONTH      TYPE         TO RECEIVE      FOR      AT VALUE    APPRECIATION
- ---------------------------------------------------------------------------

07/00        Buy    EUR     39,385      $37,507    $  37,761       $254
                                        =======    =========       ====

                                         IN
SETTLEMENT               CONTRACTS      EXCHANGE   CONTRACTS   UNREALIZED
 MONTH       TYPE        TO DELIVER      FOR       AT VALUE    DEPRECIATION
- ---------------------------------------------------------------------------

07/00        Sell   SEK    334,363      $37,807    $  38,137       $330
                                        =======    =========       ====

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST MFS GROWTH WITH INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

COMMON STOCK -- 89.3%
AEROSPACE -- 1.4%
    Boeing Co. ......................      5,960   $    249,203
    General Dynamics Corp. ..........      3,680        192,280
    Honeywell International, Inc. ...      1,810         60,974
                                                   ------------
                                                        502,457
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
    Ford Motor Co. ..................      1,070         46,010
                                                   ------------
AUTOMOTIVE PARTS -- 0.4%
    Delphi Automotive Systems
      Corp. .........................      4,240         62,275
    TRW, Inc. .......................      1,950         84,581
    Visteon Corp.*...................        140          1,698
                                                   ------------
                                                        148,554
                                                   ------------
BEVERAGES -- 1.6%
    Anheuser-Busch Companies,
      Inc. ..........................      3,270        244,228
    Coca-Cola Co. ...................      4,000        229,750
    PepsiCo, Inc. ...................      1,440         63,990
                                                   ------------
                                                        537,968
                                                   ------------
BUSINESS SERVICES -- 0.8%
    First Data Corp. ................      5,860        290,803
                                                   ------------
CHEMICALS -- 0.9%
    Air Products & Chemicals,
      Inc. ..........................      5,010        154,371
    DuPont, (E.I.) de Nemours &
      Co. ...........................        190          8,313
    Rohm & Haas Co. .................      4,800        165,599
                                                   ------------
                                                        328,283
                                                   ------------
CLOTHING & APPAREL -- 0.2%
    Cintas Corp. ....................      2,115         77,594
                                                   ------------
COMPUTER HARDWARE -- 4.4%
    Compaq Computer Corp. ...........      3,740         95,604
    Dell Computer Corp.*.............      5,120        252,480
    EMC Corp.*.......................      2,760        212,348
    Hewlett-Packard Co. .............      6,230        777,970
    International Business Machines
      Corp. .........................      1,630        178,587
                                                   ------------
                                                      1,516,989
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 9.9%
    Automatic Data Processing,
      Inc. ..........................      7,380        395,291
    BMC Software, Inc.*..............      1,530         55,821
    Cisco Systems, Inc.*.............     11,400        724,613
    Computer Associates
      International, Inc. ...........      3,920        200,655
    Computer Sciences Corp.*.........      2,460        183,731
    DST Systems, Inc.*...............      2,530        192,596
    Electronic Data Systems Corp. ...        100          4,125
    Microsoft Corp.*.................     10,210        816,799
    Oracle Corp.*....................      3,580        300,944
    Rational Software Corp.*.........      1,110        103,161
    Sun Microsystems, Inc.*..........      4,190        381,028
    Veritas Software Corp.*..........        340         38,425
                                                   ------------
                                                      3,397,189
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----

CONGLOMERATES -- 5.1%
    Corning, Inc. ...................      2,530   $    682,783
    Philip Morris Companies, Inc. ...      2,300         61,094
    Tyco International Ltd. .........      8,900        421,638
    United Technologies Corp. .......     10,420        613,478
                                                   ------------
                                                      1,778,993
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 1.8%
    Bausch & Lomb, Inc. .............      1,960        151,655
    Clorox Co. ......................      2,880        129,060
    Colgate-Palmolive Co. ...........      3,650        218,543
    Energizer Holdings, Inc.*........        416          7,592
    Gillette Co. ....................      2,760         96,428
    Procter & Gamble Co. ............        170          9,733
                                                   ------------
                                                        613,011
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.1%
    Agilent Technologies, Inc.*......        351         25,886
    Cabletron Systems, Inc.*.........      4,950        124,988
    Emerson Electric Co. ............      3,530        213,124
    General Electric Co. ............     22,840      1,164,840
    Texas Instruments, Inc. .........        300         20,606
    TXU Corp. .......................      7,350        216,825
                                                   ------------
                                                      1,766,269
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.5%
    Time Warner, Inc. ...............      5,070        385,320
    Viacom, Inc. Cl-B*...............      1,900        129,556
                                                   ------------
                                                        514,876
                                                   ------------
FINANCIAL-BANK & TRUST -- 2.2%
    Comerica, Inc. ..................      1,460         65,518
    Northern Trust Corp. ............        210         13,663
    State Street Corp. ..............      4,610        488,948
    U.S. Bancorp.....................     10,400        200,200
                                                   ------------
                                                        768,329
                                                   ------------
FINANCIAL SERVICES -- 4.8%
    American Express Co. ............      3,830        199,639
    Associates First Capital Corp.
      Cl-A...........................      1,430         31,907
    AXA Financial, Inc. .............      5,620        191,080
    Citigroup, Inc. .................      3,550        213,888
    Fannie Mae.......................      3,380        176,394
    Freddie Mac......................      9,570        387,584
    MBIA, Inc. ......................      1,660         79,991
    Merrill Lynch & Co., Inc. .......        180         20,700
    Providian Financial Corp. .......        540         48,600
    Reuters Group PLC [ADR]..........      1,040        103,935
    Wells Fargo & Co. ...............      5,620        217,775
                                                   ------------
                                                      1,671,493
                                                   ------------
FOOD -- 3.8%
    Bestfoods, Inc. .................      1,480        102,490
    Kroger Co.*......................      6,780        149,584
    Quaker Oats Co. .................      3,530        265,191
    Ralston Purina Group.............      1,970         39,277
    Safeway, Inc.*...................     17,180        775,247
                                                   ------------
                                                      1,331,789
                                                   ------------

AST MFS GROWTH WITH INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

HEALTHCARE SERVICES -- 0.5%
    United HealthGroup, Inc. ........      1,970   $    168,928
                                                   ------------
INSURANCE -- 3.5%
    Allstate Corp. ..................      2,000         44,500
    American International Group,
      Inc. ..........................      2,810        330,175
    Lincoln National Corp. ..........      1,700         61,413
    Marsh & McLennan Companies,
      Inc. ..........................      1,500        156,656
    St. Paul Companies, Inc. ........      1,780         60,743
    The Hartford Financial Services
      Group, Inc. ...................      9,070        507,352
    Torchmark Corp. .................      2,760         68,138
                                                   ------------
                                                      1,228,977
                                                   ------------
MACHINERY & EQUIPMENT -- 2.0%
    Baker Hughes, Inc. ..............      6,450        206,400
    Deere & Co. .....................      7,500        277,500
    Grainger, (W.W.), Inc. ..........      2,420         74,566
    Ingersoll-Rand Co. ..............      3,450        138,863
                                                   ------------
                                                        697,329
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
    Johnson & Johnson Co. ...........      1,650        168,094
    Medtronic, Inc. .................      6,180        307,841
    PE Corp. -- PE Biosystems
      Group..........................        320         21,080
                                                   ------------
                                                        497,015
                                                   ------------
OIL & GAS -- 8.3%
    BP Amoco PLC [ADR]...............     14,849        839,896
    Chevron Corp. ...................      1,570        133,156
    Coastal Corp. ...................      7,430        452,301
    Conoco, Inc. Cl-B*...............     12,200        299,663
    Exxon Mobil Corp. ...............     10,112        794,423
    Global Marine, Inc.* ............      1,700         47,919
    Transocean Sedco Forex, Inc. ....      2,510        134,128
    Williams Companies, Inc. ........      4,100        170,919
                                                   ------------
                                                      2,872,405
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Weyerhaeuser Co. ................        590         25,370
                                                   ------------
PHARMACEUTICALS -- 8.3%
    American Home Products Corp. ....      3,560        209,150
    Bristol-Meyers Squibb Co. .......     10,250        597,063
    Pfizer, Inc. ....................     23,522      1,129,055
    Pharmacia Corp. .................     14,382        743,370
    Schering-Plough Corp. ...........      3,630        183,315
                                                   ------------
                                                      2,861,953
                                                   ------------
PRINTING & PUBLISHING -- 2.0%
    Gannett Co., Inc. ...............      4,270        255,399
    New York Times Co. ..............      6,800        268,600
    Tribune Co. .....................      4,820        168,700
                                                   ------------
                                                        692,699
                                                   ------------
RESTAURANTS -- 0.2%
    McDonald's Corp. ................      2,180         71,804
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
RETAIL & MERCHANDISING -- 2.8%
    CVS Corp. .......................     10,640   $    425,600
    Target Corp. ....................        160          9,280
    Wal-Mart Stores, Inc. ...........      9,120        525,540
                                                   ------------
                                                        960,420
                                                   ------------
SEMICONDUCTORS -- 3.9%
    Intel Corp. .....................      8,640      1,155,060
    National Semiconductor Corp.* ...      3,480        197,490
                                                   ------------
                                                      1,352,550
                                                   ------------
TELECOMMUNICATIONS -- 10.3%
    Alltel Corp. ....................      4,770        295,442
    Bell Atlantic Corp.*.............      9,870        501,519
    BellSouth Corp. .................      1,610         68,626
    BroadWing, Inc. .................      3,640         94,413
    Global Crossing Ltd.*............      2,020         53,151
    Motorola, Inc. ..................     12,705        369,239
    Nokia Corp. Cl-A [ADR]...........      2,510        125,343
    Nortel Networks Corp. NY Reg.*...     10,990        750,067
    Qwest Communications
      International, Inc.*...........        960         47,700
    SBC Communications, Inc. ........      6,980        301,885
    Sprint Corp. (FON Group).........      4,670        238,170
    Sprint Corp. (PCS Group)*........      2,830        168,385
    Tellabs, Inc.*...................      3,190        218,316
    WorldCom, Inc.*..................      6,445        295,664
                                                   ------------
                                                      3,527,920
                                                   ------------
TRANSPORTATION -- 0.2%
    Canadian National Railway Co. ...      2,307         67,336
                                                   ------------
UTILITIES -- 1.8%
    CMS Energy Corp. ................      2,610         57,746
    Enron Corp. .....................      1,410         90,945
    Nisource, Inc. ..................      3,630         67,609
    PECO Energy Co. .................      5,560        224,137
    Pinnacle West Capital Co. .......      3,430        116,191
    Unicom Corp. ....................      1,480         57,258
                                                   ------------
                                                        613,886
                                                   ------------
TOTAL COMMON STOCK (Cost
  $30,029,856).......................                30,929,199
                                                   ------------

                                          PAR
                                         (000)
                                       ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.2%
    Federal Home Loan Mortgage Corp.
      6.57%, 07/03/00
    (Cost $1,799,343)................  $   1,800      1,799,343
                                                   ------------

                                        SHARES
                                        ------

FOREIGN STOCK -- 2.8%
CHEMICALS -- 0.3%
    AKZO Nobel NV -- (NLG)...........      2,540        108,349
                                                   ------------
FINANCIAL -- BANK & TRUST -- 0.2%
    HSBC Holdings PLC -- (GBP).......      5,600         64,050
                                                   ------------

AST MFS GROWTH WITH INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----

FINANCIAL SERVICES -- 0.3%
    ING Groep NV -- (NLG)............      1,433   $     97,255
                                                   ------------
OIL & GAS -- 1.1%
    Royal Dutch Petroleum Co. --
      (NLG)..........................      6,280        391,898
                                                   ------------
PHARMACEUTICALS -- 0.3%
    AstraZeneca Group
      PLC -- (GBP)*..................      2,590        120,962
                                                   ------------
TELECOMMUNICATIONS -- 0.6%
    KPN NV -- (NLG)..................      1,792         80,479
    Vodafone AirTouch PLC -- (GBP)...     30,797        124,484
                                                   ------------
                                                        204,963
                                                   ------------
TOTAL FOREIGN STOCK (Cost
  $1,007,325)........................                   987,477
                                                   ------------

                                          PAR
                                         (000)
                                         -----

CORPORATE OBLIGATIONS -- 0.4%
FINANCIAL SERVICES -- 0.2%
    Bell Atlantic Financial Services
      144A 4.25%, 09/15/05...........  $      42         54,705
OIL & GAS -- 0.1%
    Transocean Sedco Forex, Inc.
      [ZCB] 2.75%, 05/24/03..........         30         18,000

                                          PAR
                                         (000)        VALUE
                                         -----        -----

TELECOMMUNICATIONS -- 0.1%
    NTL, Inc. 144A 5.75%, 12/15/09...  $     103   $     81,370
TOTAL CORPORATE OBLIGATIONS (Cost
  $167,357)..........................                   154,075
                                                   ------------

                                        SHARES
                                        ------

PREFERRED STOCK -- 0.2%
TELECOMMUNICATIONS
    Global Crossing Ltd. 6.75% [CVT]
    (Cost $75,000)...................        300         66,788
                                                   ------------
SHORT-TERM INVESTMENTS -- 2.1%
    Temporary Investment Cash Fund...    367,015        367,015
    Temporary Investment Fund........    367,015        367,015
                                                   ------------
    (Cost $734,030)..................                   734,030
                                                   ------------
TOTAL INVESTMENTS -- 100.0% (Cost
  $33,812,911).......................                34,670,912
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- 0.0%.....................                    (2,707)
                                                   ------------
NET ASSETS -- 100.0%.................              $ 34,668,205
                                                   ============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.4% of net assets.

See Notes to Financial Statements.

AST ALGER ALL-CAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----

COMMON STOCK -- 90.3%
ADVERTISING -- 0.4%
    Omnicom Group, Inc. ...........     11,000   $      979,688
                                                 --------------
BROADCASTING -- 2.7%
    AT&T Corp. Liberty Media Group
      Cl-A*........................     73,000        1,770,250
    Clear Channel Communications,
      Inc.*........................     60,800        4,560,000
                                                 --------------
                                                      6,330,250
                                                 --------------
BUSINESS SERVICES -- 1.2%
    Commerce One, Inc.*............     45,400        2,060,734
    Foundry Networks, Inc.*........      6,500          718,250
                                                 --------------
                                                      2,778,984
                                                 --------------
COMPUTER HARDWARE -- 4.2%
    ASM Lithography Holding NV NY
      Reg.*........................     46,400        2,047,400
    Dell Computer Corp.*...........     86,900        4,285,256
    Hewlett-Packard Co.............     29,500        3,683,813
                                                 --------------
                                                     10,016,469
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 16.8%
    Ariba, Inc.*...................     34,900        3,421,836
    Brocade Communications Systems,
      Inc.*........................      5,800        1,064,209
    Cisco Systems, Inc.*...........    119,600        7,602,074
    I2 Technologies, Inc.*.........     24,165        2,519,579
    Mercury Interactive Corp.*.....     30,000        2,902,500
    Microsoft Corp.*...............     95,900        7,671,999
    Oracle Corp.*..................     53,800        4,522,563
    Phone.com, Inc.*...............     29,400        1,914,675
    RealNetworks, Inc.*............     13,000          657,313
    Sun Microsystems, Inc.*........     49,600        4,510,500
    Veritas Software Corp.*........     30,000        3,390,469
                                                 --------------
                                                     40,177,717
                                                 --------------
CONGLOMERATES -- 1.8%
    Corning, Inc. .................     15,700        4,237,038
                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.9%
    Agilent Technologies, Inc.*....     11,251          829,761
    Linear Technology Corp.........     37,100        2,372,081
    Teradyne, Inc.*................     29,300        2,153,550
    Texas Instruments, Inc.........     56,600        3,887,713
                                                 --------------
                                                      9,243,105
                                                 --------------
ENERGY SERVICES -- 0.7%
    Halliburton Co. ...............     36,700        1,731,781
                                                 --------------
FINANCIAL SERVICES -- 3.0%
    American Express Co. ..........     11,100          578,588
    Citigroup, Inc. ...............     91,000        5,482,750
    Morgan Stanley Dean Witter & Co.   14,500         1,207,125
                                                 --------------
                                                      7,268,463
                                                 --------------
FOOD -- 2.0%
    Safeway, Inc.*.................    107,100        4,832,888
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----

HEALTHCARE SERVICES -- 3.0%
    Amgen, Inc.*...................    100,400   $    7,053,100
                                                 --------------
INTERNET SERVICES -- 8.9%
    America Online, Inc.*..........     77,900        4,109,225
    eBay, Inc.*....................     87,600        4,757,776
    Exodus Communications, Inc.*...     64,000        2,948,000
    VeriSign, Inc.*................     15,500        2,735,750
    Vignette Corp.*................     62,800        3,266,581
    Yahoo!, Inc.*..................     28,150        3,487,081
                                                 --------------
                                                     21,304,413
                                                 --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.5%
    Affymetrix, Inc.*..............     10,000        1,651,250
    Medtronic, Inc. ...............     37,800        1,882,913
                                                 --------------
                                                      3,534,163
                                                 --------------
OIL & GAS -- 1.0%
    BJ Services Co.*...............     21,400        1,337,500
    Nabors Industries, Inc.*.......     24,700        1,026,594
                                                 --------------
                                                      2,364,094
                                                 --------------
PHARMACEUTICALS -- 3.1%
    Celgene Corp.*.................     16,800          989,100
    Genentech, Inc.*...............     14,200        2,442,400
    Lilly, (Eli) & Co..............     11,500        1,148,563
    Waters Corp.*..................     21,800        2,720,912
                                                 --------------
                                                      7,300,975
                                                 --------------
RETAIL & MERCHANDISING -- 3.6%
    Home Depot, Inc. ..............     73,800        3,685,388
    Wal-Mart Stores, Inc. .........     83,200        4,794,400
                                                 --------------
                                                      8,479,788
                                                 --------------
SEMICONDUCTORS -- 20.4%
    Altera Corp.*..................     40,400        4,118,275
    Applied Materials, Inc.*.......     48,700        4,413,438
    Applied Micro Circuits
      Corp.*.......................     28,400        2,804,500
    Broadcom Corp. Cl-A*...........     16,100        3,524,894
    Conexant Systems, Inc.*........     18,600          904,425
    E-Tek Dynamics, Inc.*..........      8,300        2,189,644
    Intel Corp.....................     38,800        5,187,074
    JDS Uniphase Corp.*............     55,800        6,689,024
    LSI Logic Corp.*...............     56,500        3,058,063
    Micron Technology, Inc.*.......     60,700        5,345,393
    PMC-Sierra, Inc.*..............     20,000        3,553,750
    SDL, Inc.*.....................      8,800        2,509,650
    Vitesse Semiconductor Corp.*...     50,400        3,707,550
    Xilinx, Inc.*..................     12,400        1,023,775
                                                 --------------
                                                     49,029,455
                                                 --------------
TELECOMMUNICATIONS -- 12.1%
    Allegiance Telecom, Inc.*......     29,100        1,862,400
    Amdocs Ltd.*...................     26,000        1,995,500
    Comcast Corp. Cl-A*............     24,400          988,200
    Cox Communications, Inc.
      Cl-A*........................     23,000        1,047,938
    Efficient Networks, Inc.*......     13,600        1,000,450
    Ericsson, (L.M.) Telephone Co.
      [ADR]........................    112,000        2,240,000
    McLeodUSA, Inc. Cl-A*..........     29,400          608,213

AST ALGER ALL-CAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----

    Motorola, Inc..................    123,000   $    3,574,688
    Nextel Communications, Inc.
      Cl-A*........................     31,600        1,933,525
    Nokia Corp. Cl-A [ADR].........     70,350        3,513,103
    Nortel Networks Corp. NY
      Reg.*........................     63,000        4,299,749
    Sprint Corp. (PCS Group)*......     99,700        5,932,149
                                                 --------------
                                                     28,995,915
                                                 --------------
TOTAL COMMON STOCK
  (Cost $224,301,442)..............                 215,658,286
                                                 --------------

                                        PAR
                                       (000)
                                       -----

SOVEREIGN ISSUES -- 2.5%
AUSTRIA
    Bank of Austria
      6.58%, 07/14/00
    (Cost $5,985,743)..............  $   6,000        5,985,743
                                                 --------------
COMMERCIAL PAPER -- 6.7%
    Fayette Funding
      6.65%, 07/21/00..............      5,000        4,981,528

                                        PAR
                                       (000)         VALUE
                                       -----         -----

    Nestle Capital
      6.66%, 07/07/00..............  $   7,000   $    6,992,230
    Salomon SB Holdings
      6.53%, 07/03/00..............      4,000        3,998,549
                                                 --------------
    (Cost $15,972,307).............                  15,972,307
                                                 --------------

                                      SHARES
                                      ------

SHORT-TERM INVESTMENTS -- 0.3%
    Temporary Investment Cash
      Fund.........................    318,245          318,245
    Temporary Investment Fund......    318,244          318,244
                                                 --------------
    (Cost $636,489)................                     636,489
                                                 --------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $246,895,981)..............                 238,252,825
OTHER ASSETS LESS
  LIABILITIES -- 0.2%..............                     545,073
                                                 --------------
NET ASSETS -- 100.0%...............              $  238,797,898
                                                 ==============

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST JANUS MID-CAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----

COMMON STOCK -- 73.8%
COMPUTER HARDWARE -- 1.3%
    ASM Lithography Holding NV NY
      Reg.*............................   10,205   $   450,296
                                                   -----------
COMPUTER SERVICES & SOFTWARE -- 10.6%
    Be Free, Inc.*.....................   61,245       551,205
    DigitalThink, Inc.*................   16,850       604,852
    InfoSpace.com, Inc.*...............    5,195       287,024
    Inktomi Corp.*.....................    3,940       465,905
    Media 100, Inc.*...................    2,165        55,749
    National Computer Systems, Inc.....   10,640       524,020
    Pinnacle Systems, Inc.*............   21,375       480,604
    RealNetworks, Inc.*................   11,235       568,069
    StorageNetworks, Inc.*.............      355        32,039
                                                   -----------
                                                     3,569,467
                                                   -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 9.6%
    Metromedia Fiber Network, Inc.
      CI-A*............................   33,520     1,330,325
    SCI Systems, Inc.*.................   17,475       686,986
    Symbol Technologies, Inc. .........   21,600     1,202,850
                                                   -----------
                                                     3,220,151
                                                   -----------
ENTERTAINMENT & LEISURE -- 1.2%
    Royal Caribbean Cruises Ltd. ......   21,855       404,318
                                                   -----------
FINANCIAL SERVICES -- 1.9%
    E*TRADE Group, Inc.*...............   37,935       625,928
                                                   -----------
HEALTH CARE -- 0.9%
    Medarex, Inc.*.....................    3,450       292,370
                                                   -----------
INTERNET SERVICES -- 16.2%
    Digex, Inc.*.......................    9,240       627,743
    Exodus Communications, Inc.*.......   10,570       486,881
    PSINet, Inc.*......................   86,497     2,173,236
    Skillsoft Corp.*...................   83,565     1,180,355
    Verio, Inc.*.......................   17,675       980,686
                                                   -----------
                                                     5,448,901
                                                   -----------
MEDICAL SUPPLIES & EQUIPMENT -- 4.1%
    Genzyme Corp.*.....................    5,285       314,127
    Maxygen, Inc.*.....................   10,055       570,778
    PE Corp. -- PE Biosystems Group....    7,435       489,781
                                                   -----------
                                                     1,374,686
                                                   -----------
PHARMACEUTICALS -- 3.7%
    King Pharmaceuticals, Inc.*........   18,540       813,442
    Millennium Pharmaceuticals,
      Inc.*............................    3,995       446,941
                                                   -----------
                                                     1,260,383
                                                   -----------

                                         SHARES       VALUE
                                         ------       -----

SEMICONDUCTORS -- 2.5%
    Integrated Device Technology,
      Inc.*............................    5,005   $   299,674
    Marvell Technology Group Ltd.*.....    3,275       186,675
    Vitesse Semiconductor Corp.*.......    4,995       367,445
                                                   -----------
                                                       853,794
                                                   -----------
TELECOMMUNICATIONS -- 21.8%
    Adaptive Broadband Corp.*..........    7,905       290,509
    AT&T Canada, Inc. NY Reg.*.........   35,950     1,193,090
    Caprock Communications Corp.*......   33,565       654,518
    Carrier 1 International SA*........   26,685       310,213
    Clearnet Communications, Inc.*.....   27,240       756,336
    CTC Communications Group, Inc.*....   13,440       483,840
    EchoStar Communications Corp.
      CI-A*............................   20,945       693,476
    Infonet Services Corp. CI-B*.......   38,395       458,340
    McLeodUSA, Inc. CI-A*..............   49,610     1,026,306
    Research in Motion Ltd.*...........   14,750       667,438
    Western Wireless Corp. CI-A*.......   15,315       834,667
                                                   -----------
                                                     7,368,733
                                                   -----------
TOTAL COMMON STOCK
  (Cost $24,758,683)...................             24,869,037
                                                   -----------

                                           PAR
                                          (000)
                                          -----

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 31.2%
    Federal Home Loan Mortgage Corp.
      6.57%, 07/03/00
    (Cost $10,496,168).................  $10,500    10,496,168
                                                   -----------
CORPORATE OBLIGATIONS -- 0.9%
COMPUTER SERVICES & SOFTWARE
    Mercury Interactive Corp. 144A
      4.75%, 07/01/07
    (Cost $280,000)....................      280       301,168
                                                   -----------

                                         SHARES
                                         ------

SHORT-TERM INVESTMENTS -- 0.1%
    Temporary Investment Cash Fund.....    8,625         8,625
    Temporary Investment Fund..........    8,625         8,625
                                                   -----------
    (Cost $17,250).....................                 17,250
                                                   -----------
TOTAL INVESTMENTS -- 106.0%
  (Cost $35,552,101)...................             35,683,623
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (6.0%).....................             (2,019,513)
                                                   -----------
NET ASSETS -- 100.0%...................            $33,664,110
                                                   ===========

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of
Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of
        1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 0.9% of net assets.

See Notes to Financial Statements.

DEFINITION OF ABBREVIATIONS
- ------------------------------------------------------------------------------

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
- -----------------------
ADR-American Depositary Receipt
BRB-Brady Bond
CVT-Convertible Security
FRB-Floating Rate Bond (1)
FRN-Floating Rate Note (1)
GDR-Global Depositary Receipt
IO-Interest Only Security
PIK-Payment in Kind Security
REIT-Real Estate Investment Trust
STEP-Stepped Coupon Bond (2)
TBA-To be Announced Security
VR-Variable Rate Bond (1)
ZCB-Zero Coupon Bond (2)
(1)- Rates shown for variable and floating rate securities are the coupon rates as of June 30, 2000.
(2)- Rates shown are the effective yields at purchase date.
    COUNTRIES/CURRENCIES:
    ---------------------------
    ATS-Austria/Austrian Schilling
    AUD-Australia/Australian Dollar
    BEF-Belgium/Belgian Franc
    CAD-Canada/Canadian Dollar
    CHF-Switzerland/Swiss Franc
    DEM-Germany/German Deutschemark
    DKK-Denmark/Danish Krone
    ESP-Spain/Spanish Peseta
    EUR-Europe/Euro Currency
    FIM-Finland/Finnish Markka
    FRF-France/French Franc
    GBP-United Kingdom/British Pound
    GRD-Greece/Greek Drachma
    HKD-Hong Kong/Hong Kong Dollar
    IEP-Ireland/Irish Punt
    ITL-Italy/Italian Lira
    JPY-Japan/Japanese Yen
    KOR-Korea/Korean Won
    MXP-Mexico/Mexican Peso
    MYR-Malaysia/Malaysian Ringgit
    NLG-Netherlands/Netherland Guilder
    NOK-Norway/Norwegian Krone
    NZD-New Zealand/New Zealand Dollar
    PTE-Portugal/Portuguese Escudo
    SEK-Sweden/Swedish Krona
    SGD-Singapore/Singapore Dollar

                      (This page intentionally left blank)

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2000 (UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AST
                                                           AST           AST                                 NEUBERGER
                                                           AIM         ALLIANCE       AST          AST        BERMAN       AST
                                                      INTERNATIONAL   GROWTH AND     JANCAP       MONEY       MID-CAP      AIM
                                                         EQUITY         INCOME       GROWTH       MARKET       VALUE     BALANCED
                                                      -------------   ----------   ----------   ----------   ---------   --------

ASSETS
   Investments in securities at value (A)...........    $753,260      $1,471,933   $5,908,809   $1,841,254   $683,334    $587,228
   Collateral received for securities lent..........          --        122,685     1,320,084           --     73,153      89,761
   Cash.............................................          38          7,498           146            1         --          13
   Foreign currency at value (B)....................       2,987             --            --           --         --          --
   Unrealized appreciation on foreign currency
     exchange contracts.............................          --             --            --           --         --          --
   Receivable for:
     Securities sold................................       1,101         21,311            --           --      2,606       2,018
     Dividends and interest.........................       1,628          2,820         3,458       13,185        945       5,008
     Futures variation margin.......................          --             --            --           --         --         388
     Unrealized appreciation on interest rate swap
       agreements...................................          --             --            --           --         --          --
   Other assets.....................................          14             10            --           11         --           4
                                                        --------      ----------   ----------   ----------   --------    --------
       TOTAL ASSETS.................................     759,028      1,626,257     7,232,497    1,854,451    760,038     684,420
                                                        --------      ----------   ----------   ----------   --------    --------
LIABILITIES
   Cash overdraft...................................          --             --            --           --         --          --
   Unrealized depreciation on foreign currency
     exchange contracts.............................          --             --            --           --         --          --
   Written options outstanding, at value............          --             --            --           --         --           3
   Unrealized depreciation on interest rate swap
     agreements.....................................          --             --            --           --         --          --
   Payable upon return of securities lent...........          --        122,685     1,320,084           --     73,153      89,761
   Payable for:
     Securities purchased...........................       2,341         22,416         3,522           --      8,698       3,076
     Futures variation margin.......................          --             --            --           --         --          --
     Advisory fees..................................         503            626         2,141          697        298         182
     Shareholder servicing fees.....................          62            135           497          159         58          48
     Accrued dividends..............................          --             --            --        9,068         --          --
     Accrued expenses and other liabilities.........         527            146           290          131         84         314
                                                        --------      ----------   ----------   ----------   --------    --------
       TOTAL LIABILITIES............................       3,433        146,008     1,326,534       10,055     82,291      93,384
                                                        --------      ----------   ----------   ----------   --------    --------
NET ASSETS..........................................    $755,595      $1,480,249   $5,905,963   $1,844,396   $677,747    $591,036
                                                        ========      ==========   ==========   ==========   ========    ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized,
 $.001 par value per share).........................    $     28      $      75    $      125   $    1,844   $     49    $     42
Additional paid-in capital..........................     548,679      1,309,036     3,468,385    1,842,573    641,732     509,732
Undistributed net investment income (loss)..........        (379)         8,654       (13,302)          --      1,071       5,690
Accumulated net realized gain (loss) on
 investments........................................      56,913        130,723       (62,511)         (21)     6,228     (10,117)
Accumulated net unrealized appreciation
 (depreciation) on investments......................     150,354         31,761     2,513,266           --     28,667      85,689
                                                        --------      ----------   ----------   ----------   --------    --------
NET ASSETS..........................................    $755,595      $1,480,249   $5,905,963   $1,844,396   $677,747    $591,036
                                                        ========      ==========   ==========   ==========   ========    ========
Shares of common stock outstanding..................      28,107         74,725       125,275    1,844,417     48,874      41,658
Net asset value, offering and redemption price per
 share..............................................    $  26.88      $   19.81    $    47.14   $     1.00   $  13.87    $  14.19
                                                        ========      ==========   ==========   ==========   ========    ========
(A) Investments at cost.............................    $602,849      $1,440,172   $3,395,537   $1,841,254   $654,667    $501,510
                                                        ========      ==========   ==========   ==========   ========    ========
(B) Foreign currency at cost........................    $  2,974      $      --    $       --   $       --   $     --    $     --
                                                        ========      ==========   ==========   ==========   ========    ========

- ------------------------------------------------------------------------------

See Notes to Financial Statements.

 ----------------------------------------------------------------------------------------------------------
                                                 PORTFOLIO
 ----------------------------------------------------------------------------------------------------------
                              AST                                      AST                           AST
    AST          AST         PIMCO         AST          AST         AMERICAN           AST        NEUBERGER
 FEDERATED     T. ROWE       TOTAL       INVESCO       JANUS         CENTURY         T. ROWE       BERMAN
   HIGH      PRICE ASSET     RETURN       EQUITY     SMALL-CAP    INTERNATIONAL   PRICE GLOBAL     MID-CAP
   YIELD     ALLOCATION       BOND        INCOME       GROWTH       GROWTH II         BOND         GROWTH
 ---------   -----------   ----------   ----------   ----------   -------------   -------------   ---------

 $595,932     $435,458     $1,505,578   $1,153,162   $1,066,122     $455,183        $130,363      $763,228
   14,739       81,926             --       80,267      127,085           --              --       177,178
       --          420         14,161        3,578           --           65           5,197            --
       --           --          3,074           --           --           --              17            --
       --           --             47           --           --           67             315            --
      425          626          1,031        1,341        1,708        4,894           5,240         2,940
   11,316        2,893         12,051        5,286          146        1,048           2,245           328
       --           --             --           --           --           --              --            --
       --           --            440           --           --           --              --            --
        6            3             10           14           --            4              --            --
 --------     --------     ----------   ----------   ----------     --------        --------      --------
  622,418      521,326      1,536,392    1,243,648    1,195,061      461,261         143,377       943,674
 --------     --------     ----------   ----------   ----------     --------        --------      --------
       --           --             --           --           --           --              --            --
       --           --             91           --           --           21              95            --
       --           --            508           --           --           --              --            --
       --           --            568           --           --           --              --            --
   14,739       81,926             --       80,267      127,085           --              --       177,178
    2,585          825        401,287       17,021       15,265        7,473           6,680           685
       --           --             69           --           --           --              --            --
      368          102            250          721          363          153              46           238
       47           35             93           95           83           37              11            56
       --           --             --           --           --           --              --            --
       69           94            121          108          102          293             273            70
 --------     --------     ----------   ----------   ----------     --------        --------      --------
   17,808       82,982        402,987       98,212      142,898        7,977           7,105       178,227
 --------     --------     ----------   ----------   ----------     --------        --------      --------
 $604,610     $438,344     $1,133,405   $1,145,436   $1,052,163     $453,284        $136,272      $765,447
 ========     ========     ==========   ==========   ==========     ========        ========      ========
 $     58     $     24     $      105   $       67   $       33     $     33        $     15      $     29
  682,967      336,060      1,154,192      977,651      675,976      327,567         151,589       563,999
   28,820        5,724         29,736       11,908       (7,153)      (1,273)          8,210        (4,296)
  (17,258)       9,127        (34,574)      (1,873)     168,903      100,025         (18,670)       90,809
  (89,977)      87,409        (16,054)     157,683      214,404       26,932          (4,872)      114,906
 --------     --------     ----------   ----------   ----------     --------        --------      --------
 $604,610     $438,344     $1,133,405   $1,145,436   $1,052,163     $453,284        $136,272      $765,447
 ========     ========     ==========   ==========   ==========     ========        ========      ========
   57,565       23,733        104,870       66,945       32,783       32,797          14,956        28,854
   $10.50     $  18.47     $    10.81   $    17.11   $    32.09     $  13.82        $   9.11      $  26.53
 ========     ========     ==========   ==========   ==========     ========        ========      ========
 $685,908     $348,046     $1,527,046   $  995,479   $  851,718     $428,271        $135,448      $648,322
 ========     ========     ==========   ==========   ==========     ========        ========      ========
 $     --     $     --     $    3,063   $       --   $       --     $     --        $     17      $     --
 ========     ========     ==========   ==========   ==========     ========        ========      ========

 ----------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2000 (UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              ------------------------------------------------------------------
                                                                                          PORTFOLIO
- --------------------------------------------------------------------------------------------------------------------------------
                                                                            AST        AST                                AST
                                                                          T. ROWE     PIMCO                   AST       AMERICAN
                                                                AST        PRICE     LIMITED      AST        JANUS      CENTURY
                                                              FOUNDERS    NATURAL    MATURITY   ALLIANCE    OVERSEAS    INCOME &
                                                              PASSPORT   RESOURCES     BOND      GROWTH      GROWTH      GROWTH
                                                              --------   ---------   --------   --------   ----------   --------

ASSETS
   Investments in securities at value (A)...................  $338,518   $116,080    $452,579   $443,785   $1,545,485   $478,044
   Collateral received for securities lent..................        --      9,099          --    103,202           --     53,158
   Cash.....................................................        --      2,379          --         --           21        282
   Foreign currency at value (B)............................       764         --         335         --            2         --
   Unrealized appreciation on foreign currency exchange
     contracts..............................................        27         --          40         --        8,288         --
   Receivable for:
     Securities sold........................................    10,034        596          31      3,862        6,266        606
     Dividends and interest.................................       536        219       4,214         66        1,468        499
     Futures variation margin...............................        --         --          --         --           --         25
     Unrealized appreciation on interest rate swap
       agreements...........................................        --         --          --         --           --         --
   Other assets.............................................         1          1           4          2           --          2
                                                              --------   --------    --------   --------   ----------   --------
       TOTAL ASSETS.........................................   349,880    128,374     457,203    550,917    1,561,530    532,616
                                                              --------   --------    --------   --------   ----------   --------
LIABILITIES
   Cash overdraft...........................................        --         --          --         --           --         --
   Unrealized depreciation on foreign currency exchange
     contracts..............................................        44         --          --         --        5,452         --
   Written options outstanding, at value....................        --         --          31         --           --         --
   Unrealized depreciation on interest rate swap
     agreements.............................................        --         --         145         --           --         --
   Payable upon return of securities lent...................        --      9,099          --    103,202           --     53,158
   Payable for:
     Securities purchased...................................     9,398          2      67,101      3,379       14,602        449
     Futures variation margin...............................        --         --          --         --           --         --
     Advisory fees..........................................       153         54          84        102          704        122
     Shareholder servicing fees.............................        95         10          32         36          218         64
     Accrued dividends......................................        --         --          --         --           --         --
     Accrued expenses and other liabilities.................        27         51          89         91          402         62
                                                              --------   --------    --------   --------   ----------   --------
       TOTAL LIABILITIES....................................     9,717      9,216      67,482    106,810       21,378     53,855
                                                              --------   --------    --------   --------   ----------   --------
NET ASSETS..................................................  $340,163   $119,158    $389,721   $444,107   $1,540,152   $478,761
                                                              ========   ========    ========   ========   ==========   ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized, $.001
 par value per share).......................................  $     18   $      9    $     37   $     23   $       64   $     34
Additional paid-in capital..................................   342,445    112,432     386,087    313,934      858,591    452,340
Undistributed net investment income (loss)..................      (474)       915      10,742     (4,326)      (7,594)     1,474
Accumulated net realized gain (loss) on investments.........    (9,099)     4,987        (878)   106,749      219,939       (938)
Accumulated net unrealized appreciation (depreciation) on
 investments................................................     7,273        815      (6,267)    27,727      469,152     25,851
                                                              --------   --------    --------   --------   ----------   --------
NET ASSETS..................................................  $340,163   $119,158    $389,721   $444,107   $1,540,152   $478,761
                                                              ========   ========    ========   ========   ==========   ========
Shares of common stock outstanding..........................    17,656      8,520      36,997     22,901       64,044     34,081
Net asset value, offering and redemption price per share....  $  19.27   $  13.99    $  10.53   $  19.39   $    24.05   $  14.05
                                                              ========   ========    ========   ========   ==========   ========
(A) Investments at cost.....................................  $331,194   $115,262    $458,732   $416,058   $1,079,135   $452,151
                                                              ========   ========    ========   ========   ==========   ========
(B) Foreign currency at cost................................  $    799   $     --    $    340   $     --   $        2   $     --
                                                              ========   ========    ========   ========   ==========   ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

- --------------------------------------------------------------------------------------------------------
                                               PORTFOLIO
- --------------------------------------------------------------------------------------------------------
        AST           AST            AST                                 AST         AST
     AMERICAN      AMERICAN        T. ROWE        AST         AST       LORD       SANFORD       AST
      CENTURY       CENTURY      PRICE SMALL    MARSICO     COHEN &    ABBETT     BERNSTEIN     KEMPER
     STRATEGIC   INTERNATIONAL     COMPANY      CAPITAL     STEERS    SMALL CAP    MANAGED    SMALL-CAP
     BALANCED       GROWTH          VALUE        GROWTH     REALTY      VALUE     INDEX 500     GROWTH
     ---------   -------------   -----------   ----------   -------   ---------   ---------   ----------

     $227,440      $301,812       $301,596     $1,908,129   $88,326   $124,225    $724,098    $1,084,554
       21,907            --         14,139        250,406   10,372       6,946      55,725       103,728
          112            12             --             --    1,056          --         719           698
           --            --             --             --       --          --          --            --
           --            43             --             --       --          --          --            --
        1,110         3,173            960          1,330      159         558         416           524
        1,465           360            411            664      514          58         894            85
           15            --             --             --       --          --          --            --
           --            --             --             --       --          --          --            --
            1            --              2              6       --          --           3             2
     --------      --------       --------     ----------   -------   --------    --------    ----------
      252,050       305,400        317,108      2,160,535   100,427    131,787     781,855     1,189,591
     --------      --------       --------     ----------   -------   --------    --------    ----------
           --            --             --            564       --          --          --            --
           --            13             --             --       --          --          --            --
           --            --             --             --       --          --          --            --
           --            --             --             --       --          --          --            --
       21,907            --         14,139        250,406   10,372       6,946      55,725       103,728
        4,613         3,241             --             --       --         901          --         1,017
           --            --             --             --       --          --          --            --
           70           111            126            706       46          36          90           352
           18            33             24            159       11          10          61            80
           --            --             --             --       --          --          --            --
           50           132             64            126       12          16          65            95
     --------      --------       --------     ----------   -------   --------    --------    ----------
       26,658         3,530         14,353        251,961   10,441       7,909      55,941       105,272
     --------      --------       --------     ----------   -------   --------    --------    ----------
     $225,392      $301,870       $302,755     $1,908,574   $89,986   $123,878    $725,914    $1,084,319
     ========      ========       ========     ==========   =======   ========    ========    ==========
     $     16      $     15       $     25     $       97   $   10    $     10    $     54    $       70
      206,791       254,707        304,661      1,468,126   90,316     109,272     678,179       716,555
        2,332          (306)         1,405         (4,434)   2,361        (383)      2,697        (5,823)
        4,549        19,329          3,279         52,295   (3,456)       (372)     20,875       145,332
       11,704        28,125         (6,615)       392,490      755      15,351      24,109       228,185
     --------      --------       --------     ----------   -------   --------    --------    ----------
     $225,392      $301,870       $302,755     $1,908,574   $89,986   $123,878    $725,914    $1,084,319
     ========      ========       ========     ==========   =======   ========    ========    ==========
       15,827        14,900         24,943         96,864   10,087      10,185      53,744        70,130
     $  14.24      $  20.26       $  12.14     $    19.70   $ 8.92    $  12.16    $  13.51    $    15.46
     ========      ========       ========     ==========   =======   ========    ========    ==========
     $215,709      $273,725       $308,210     $1,515,639   $87,572   $108,875    $699,989    $  856,369
     ========      ========       ========     ==========   =======   ========    ========    ==========
     $     --      $     --       $     --     $       --   $   --    $     --    $     --    $       --
     ========      ========       ========     ==========   =======   ========    ========    ==========

- --------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2000 (UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              ----------------------------------------------------
                                                                                   PORTFOLIO
- ------------------------------------------------------------------------------------------------------------------
                                                                                      AST
                                                                AST                   MFS        AST         AST
                                                                MFS        AST      GROWTH      ALGER       JANUS
                                                              GLOBAL       MFS       WITH      ALL-CAP     MID-CAP
                                                              EQUITY     GROWTH     INCOME      GROWTH     GROWTH
                                                              -------    -------    -------    --------    -------

ASSETS
   Investments in securities at value (A)...................  $12,847    $38,432    $34,671    $238,253    $35,684
   Collateral received for securities lent..................       --      5,999      3,365      63,294      6,505
   Cash.....................................................       58         24         59       3,552         --
   Foreign currency at value (B)............................        1         --         --          --         --
   Unrealized appreciation on foreign currency exchange
     contracts..............................................        1         --         --          --         --
   Receivable for:
     Securities sold........................................       60        253        155       2,503         --
     Dividends and interest.................................        3         15         29          48          2
     Futures variation margin...............................       --         --         --          --         --
     Unrealized appreciation on interest rate swap
       agreements...........................................       --         --         --          --         --
   Other assets.............................................       --         --         --          --         --
                                                              -------    -------    -------    --------    -------
       TOTAL ASSETS.........................................   12,970     44,723     38,279     307,650     42,191
                                                              -------    -------    -------    --------    -------
LIABILITIES
   Cash overdraft...........................................       --         --         --          --         --
   Unrealized depreciation on foreign currency exchange
     contracts..............................................       --         --         --          --         --
   Written options outstanding, at value....................       --         --         --          --         --
   Unrealized depreciation on interest rate swap
     agreements.............................................       --         --         --          --         --
   Payable upon return of securities lent...................       --      5,999      3,365      63,294      6,505
   Payable for:
     Securities purchased...................................      759        541        234       5,272      2,002
     Futures variation margin...............................       --         --         --          --         --
     Advisory fees..........................................        7         12         10         208         12
     Shareholder servicing fees.............................        1          3          2          19          2
     Accrued dividends......................................       --         --         --          --         --
     Accrued expenses and other liabilities.................       --         --         --          59          6
                                                              -------    -------    -------    --------    -------
       TOTAL LIABILITIES....................................      767      6,555      3,611      68,852      8,527
                                                              -------    -------    -------    --------    -------
NET ASSETS..................................................  $12,203    $38,168    $34,668    $238,798    $33,664
                                                              =======    =======    =======    ========    =======
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized, $.001
 par value per share).......................................  $     1    $     3    $     3    $     27    $     3
Additional paid-in capital..................................   11,763     37,174     33,925     284,589     33,331
Undistributed net investment income (loss)..................       35         23         58           1         54
Accumulated net realized gain (loss) on investments.........       96       (706)      (176)    (37,176)       144
Accumulated net unrealized appreciation (depreciation) on
 investments................................................      308      1,674        858      (8,643)       132
                                                              -------    -------    -------    --------    -------
NET ASSETS..................................................  $12,203    $38,168    $34,668    $238,798    $33,664
                                                              =======    =======    =======    ========    =======
Shares of common stock outstanding..........................    1,098      3,274      3,264      27,215      3,310
Net asset value, offering and redemption price per share....  $ 11.11    $ 11.66    $ 10.62    $   8.77    $ 10.17
                                                              =======    =======    =======    ========    =======
(A) Investments at cost.....................................  $12,533    $36,757    $33,813    $246,896    $35,552
                                                              =======    =======    =======    ========    =======
(B) Foreign currency at cost................................  $     1    $    --    $    --    $     --    $    --
                                                              =======    =======    =======    ========    =======

- ------------------------------------------------------------------------------

See Notes to Financial Statements.

                      (This page intentionally left blank)

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

                                                         ------------------------------------------------------------------------
                                                                                        PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               AST
                                                              AST           AST                             NEUBERGER
                                                              AIM         ALLIANCE       AST        AST      BERMAN        AST
                                                         INTERNATIONAL   GROWTH AND    JANCAP      MONEY     MID-CAP       AIM
                                                            EQUITY         INCOME      GROWTH     MARKET      VALUE     BALANCED
                                                         -------------   ----------   ---------   -------   ---------   ---------

INVESTMENT INCOME
   Interest............................................    $   1,005     $   1,532    $  13,180   $58,618    $   964     $ 8,613
   Dividends...........................................        9,129        13,657        5,514       --       3,585         766
   Foreign taxes withheld..............................         (117)          (13)        (333)      --          (3)         (6)
                                                           ---------     ---------    ---------   -------    -------     -------
       Total Investment Income.........................       10,017        15,176       18,361   58,618       4,546       9,373
                                                           ---------     ---------    ---------   -------    -------     -------
EXPENSES
   Investment advisory fees............................        3,205         5,505       27,811    4,974       2,994       1,972
   Shareholder servicing fees..........................          370           734        3,037      995         333         271
   Administration and accounting fees..................          198           250          463      284         191         171
   Custodian fees......................................          324           128          404      142          60         156
   Distribution fees...................................          245         1,562           66       --         493           8
   Audit and legal fees................................            5             9           38       12           4           3
   Trustees' fees......................................            3             5           22        7           2           2
   Insurance expenses..................................            2             3           13        4           1           1
   Miscellaneous expenses..............................            5             6           14        6           4          35
                                                           ---------     ---------    ---------   -------    -------     -------
       Total Expenses..................................        4,357         8,202       31,868    6,424       4,082       2,619
       Less: Advisory fee waivers and expense
         reimbursements................................           --          (118)      (1,270)    (497)         --          --
       Less: Fees paid indirectly......................         (245)       (1,562)         (66)      --        (493)         (8)
                                                           ---------     ---------    ---------   -------    -------     -------
       Net Expenses....................................        4,112         6,522       30,532    5,927       3,589       2,611
                                                           ---------     ---------    ---------   -------    -------     -------
Net Investment Income (Loss)...........................        5,905         8,654      (12,171)  52,691         957       6,762
                                                           ---------     ---------    ---------   -------    -------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities......................................       54,728       131,196      (43,653)     (21)     11,510      (9,116)
       Foreign currency transactions...................       (1,871)           --           13       --          --      (1,158)
       Futures contracts...............................           --            --           --       --          --         348
       Written options contracts.......................           --            --           --       --          --         153
       Swap agreements.................................           --            --           --       --          --          --
                                                           ---------     ---------    ---------   -------    -------     -------
   Net realized gain (loss)............................       52,857       131,196      (43,640)     (21)     11,510      (9,773)
                                                           ---------     ---------    ---------   -------    -------     -------
 Net change in unrealized appreciation (depreciation)
   on:
       Securities......................................     (136,251)     (177,106)    (404,103)      --      18,496      14,969
       Futures contracts...............................           --            --           --       --          --        (840)
       Written option contracts........................           --            --           --       --          --        (320)
       Swap agreements.................................           --            --           --       --          --          --
       Translation of assets and liabilities
         denominated in foreign currencies.............          (40)           --         (971)      --          --          (4)
                                                           ---------     ---------    ---------   -------    -------     -------
   Net change in unrealized appreciation
     (depreciation)....................................     (136,291)     (177,106)    (405,074)      --      18,496      13,805
                                                           ---------     ---------    ---------   -------    -------     -------
   Net gain (loss) on investments......................      (83,434)      (45,910)    (448,714)     (21)     30,006       4,032
                                                           ---------     ---------    ---------   -------    -------     -------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations........................................    $ (77,529)    $ (37,256)   $(460,885)  $52,670    $30,963     $10,794
                                                           =========     =========    =========   =======    =======     =======

- ------------------------------------------------------------------------------

See Notes to Financial Statements.

    ----------------------------------------------------------------------------------------------
                                              PORTFOLIO
    ----------------------------------------------------------------------------------------------
                                AST                                AST          AST         AST
       AST          AST        PIMCO      AST        AST        AMERICAN      T. ROWE    NEUBERGER
    FEDERATED     T. ROWE      TOTAL    INVESCO     JANUS        CENTURY       PRICE      BERMAN
      HIGH      PRICE ASSET   RETURN    EQUITY    SMALL-CAP   INTERNATIONAL    GLOBAL     MID-CAP
      YIELD     ALLOCATION     BOND     INCOME     GROWTH       GROWTH II       BOND      GROWTH
    ---------   -----------   -------   -------   ---------   -------------   --------   ---------

    $ 30,376      $ 6,142     $36,816   $10,952   $  3,345      $     452     $  3,398   $  1,382
       1,157        1,762         --     5,979         295          2,894           --        147
          --          (44)        --        --          (7)          (224)          (1)        --
    --------      -------     -------   -------   ---------     ---------     --------   --------
      31,533        7,860     36,816    16,931       3,633          3,122        3,397      1,529
    --------      -------     -------   -------   ---------     ---------     --------   --------
       2,131        1,821      3,421     4,071       5,895          2,409          530      2,669
         284          214        526       543         655            237           66        296
         189          165        227       229         240            172           67        148
          58           57        135        95          91            141           65         49
          --           --         --       179           6             --           --         43
           4            3          7         7           8              3            1          4
           2            2          4         4           5              2            1          2
           1            1          2         2           3              1            1          1
          45           33         11         9           6             24           10          4
    --------      -------     -------   -------   ---------     ---------     --------   --------
       2,714        2,296      4,333     5,139       6,909          2,989          741      3,216
          --           --        (13)      (18)         (6)            --           --         --
          --           --         --      (179)         (6)            --           --        (43)
    --------      -------     -------   -------   ---------     ---------     --------   --------
       2,714        2,296      4,320     4,942       6,897          2,989          741      3,173
    --------      -------     -------   -------   ---------     ---------     --------   --------
      28,819        5,564     32,496    11,989      (3,264)           133        2,656     (1,644)
    --------      -------     -------   -------   ---------     ---------     --------   --------
     (10,119)       9,422     (3,444)   (1,866)    166,452        102,253       (1,541)    91,858
          --          (58)       (35)       --           3         (1,374)      (9,646)        --
          --           --     (4,633)       --          --             --           --         --
          --           --        368        --          --             --           --         --
          --           --     (1,704)       --          --             --           --         --
    --------      -------     -------   -------   ---------     ---------     --------   --------
     (10,119)       9,364     (9,448)   (1,866)    166,455        100,879      (11,187)    91,858
    --------      -------     -------   -------   ---------     ---------     --------   --------
     (32,589)      (9,794)     6,831    10,016    (400,468)      (139,048)       3,406    (36,038)
          --           --     10,431        --          --             --           --         --
          --           --        485        --          --             --           --         --
          --           --        119        --          --             --           --         --
          --           (1)        78        --          (1)            41          289         --
    --------      -------     -------   -------   ---------     ---------     --------   --------
     (32,589)      (9,795)    17,944    10,016    (400,469)      (139,007)       3,695    (36,038)
    --------      -------     -------   -------   ---------     ---------     --------   --------
     (42,708)        (431)     8,496     8,150    (234,014)       (38,128)      (7,492)    55,820
    --------      -------     -------   -------   ---------     ---------     --------   --------
    $(13,889)     $ 5,133     $40,992   $20,139   $(237,278)    $ (37,995)    $ (4,836)  $ 54,176
    ========      =======     =======   =======   =========     =========     ========   ========

- ------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

                                                              -----------------------------------------------------------------
                                                                                          PORTFOLIO
- -------------------------------------------------------------------------------------------------------------------------------
                                                                            AST        AST                               AST
                                                                          T. ROWE     PIMCO                   AST      AMERICAN
                                                                AST        PRICE     LIMITED      AST        JANUS     CENTURY
                                                              FOUNDERS    NATURAL    MATURITY   ALLIANCE   OVERSEAS    INCOME &
                                                              PASSPORT   RESOURCES     BOND      GROWTH     GROWTH      GROWTH
                                                              --------   ---------   --------   --------   ---------   --------

INVESTMENT INCOME
   Interest.................................................  $    528    $   182    $13,146    $    804   $   4,615   $    519
   Dividends................................................     1,405      1,182         --         426       8,592      2,950
   Foreign taxes withheld...................................       (92)       (18)        --          (4)       (193)        (8)
                                                              --------    -------    -------    --------   ---------   --------
       Total Investment Income..............................     1,841      1,346     13,146       1,226      13,014      3,461
                                                              --------    -------    -------    --------   ---------   --------
EXPENSES
   Investment advisory fees.................................     1,738        486      1,241       1,860       8,751      1,576
   Shareholder servicing fees...............................       174         54        192         207         875        210
   Administration and accounting fees.......................        96         48        160         141         246        140
   Custodian fees...........................................       107         25         55          46         256         51
   Distribution fees........................................        --         56         --         251         140         --
   Audit and legal fees.....................................         2          1          2           3          11          3
   Trustees' fees...........................................         1         --          1           1           6          2
   Insurance expenses.......................................         1         --          1           1           4          1
   Miscellaneous expenses...................................         5          5          9           3          17          4
                                                              --------    -------    -------    --------   ---------   --------
       Total Expenses.......................................     2,124        675      1,661       2,513      10,306      1,987
       Less: Advisory fee waivers and expense
         reimbursements.....................................        --         --         --          --         (72)        --
       Less: Fees paid indirectly...........................        --        (56)        --        (251)       (140)        --
                                                              --------    -------    -------    --------   ---------   --------
       Net Expenses.........................................     2,124        619      1,661       2,262      10,094      1,987
                                                              --------    -------    -------    --------   ---------   --------
Net Investment Income (Loss)................................      (283)       727     11,485      (1,036)      2,920      1,474
                                                              --------    -------    -------    --------   ---------   --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...........................................    (7,091)     6,564      1,105     104,882     207,448      1,595
       Foreign currency transactions........................    (2,003)       (36)       222          --      22,962         --
       Futures contracts....................................        --         --       (402)         --          --       (357)
       Written options contracts............................        --         --         --          --          --         --
       Swap agreements......................................        --         --         --          --          --         --
                                                              --------    -------    -------    --------   ---------   --------
   Net realized gain (loss).................................    (9,094)     6,528        925     104,882     230,410      1,238
                                                              --------    -------    -------    --------   ---------   --------
 Net change in unrealized appreciation (depreciation) on:
       Securities...........................................   (52,551)    (1,523)    (1,110)    (68,243)   (250,627)   (17,021)
       Futures contracts....................................        --         --        217          --          --       (456)
       Written option contracts.............................        --         --       (113)         --          --         --
       Swap agreements......................................        --         --        (47)         --          --         --
       Translation of assets and liabilities denominated in
         foreign currencies.................................        47         (2)       (16)         --         427         --
                                                              --------    -------    -------    --------   ---------   --------
   Net change in unrealized appreciation (depreciation).....   (52,504)    (1,525)    (1,069)    (68,243)   (250,200)   (17,477)
                                                              --------    -------    -------    --------   ---------   --------
   Net gain (loss) on investments...........................   (61,598)     5,003       (144)     36,639     (19,790)   (16,239)
                                                              --------    -------    -------    --------   ---------   --------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations.............................................  $(61,881)   $ 5,730    $11,341    $ 35,603   $ (16,870)  $(14,765)
                                                              ========    =======    =======    ========   =========   ========

- ------------------------------------------------------------------------------

See Notes to Financial Statements.

    -------------------------------------------------------------------------------------------------
                                                PORTFOLIO
    -------------------------------------------------------------------------------------------------
       AST           AST            AST                                AST         AST
    AMERICAN      AMERICAN        T. ROWE        AST        AST       LORD       SANFORD       AST
     CENTURY       CENTURY      PRICE SMALL    MARSICO    COHEN &    ABBETT     BERNSTEIN    KEMPER
    STRATEGIC   INTERNATIONAL     COMPANY      CAPITAL    STEERS    SMALL CAP    MANAGED    SMALL-CAP
    BALANCED       GROWTH          VALUE       GROWTH     REALTY      VALUE     INDEX 500    GROWTH
    ---------   -------------   -----------   ---------   -------   ---------   ---------   ---------

     $ 2,935      $    578        $   349     $   4,090   $  111     $   190    $  1,257    $   1,956
         662           932          2,293         3,240    2,122         231       4,073          207
          (1)          (47)            --            (8)      --          (2)         (2)          --
     -------      --------        -------     ---------   ------     -------    --------    ---------
       3,596         1,463          2,642         7,322    2,233         419       5,328        2,163
     -------      --------        -------     ---------   ------     -------    --------    ---------
         922         1,030          1,218         8,072      360         451       2,069        4,436
         109           103            135           897       36          47         345          468
         103            71            117           256       37          37         109          205
          44           134             33           122        9          17          89           78
          --             4             --           124       28          --         128           22
           1             1              2            11       --           1           4            6
           1             1              1             6       --          --           2            3
          --            --              1             4       --          --           2            2
           3            12              3             7        2           2          11            2
     -------      --------        -------     ---------   ------     -------    --------    ---------
       1,183         1,356          1,510         9,499      472         555       2,759        5,222
          --            --             --          (200)      --          --          --           (1)
          --            (4)            --          (124)     (28)         --        (128)         (22)
     -------      --------        -------     ---------   ------     -------    --------    ---------
       1,183         1,352          1,510         9,175      444         555       2,631        5,199
     -------      --------        -------     ---------   ------     -------    --------    ---------
       2,413           111          1,132        (1,853)   1,789        (136)      2,697       (3,036)
     -------      --------        -------     ---------   ------     -------    --------    ---------
       5,879        19,990          3,423        50,978     (263)      1,912      23,251      142,614
      (1,249)          (20)            --           (62)      --          --          --           --
         145            --             --            --       --          --       4,346           --
          --            --             --            --       --          --          --           --
          --            --             --            --       --          --          --           --
     -------      --------        -------     ---------   ------     -------    --------    ---------
       4,775        19,970          3,423        50,916     (263)      1,912      27,597      142,614
     -------      --------        -------     ---------   ------     -------    --------    ---------
      (5,501)      (34,075)        30,918      (173,148)   5,533       9,197     (51,748)    (107,716)
         (75)           --             --            --       --          --          --           --
          --            --             --            --       --          --          --           --
          --            --             --            --       --          --          --           --
          (1)           41             --            (2)      --          --          --           --
     -------      --------        -------     ---------   ------     -------    --------    ---------
      (5,577)      (34,034)        30,918      (173,150)   5,533       9,197     (51,748)    (107,716)
     -------      --------        -------     ---------   ------     -------    --------    ---------
        (802)      (14,064)        34,341      (122,234)   5,270      11,109     (24,151)      34,898
     -------      --------        -------     ---------   ------     -------    --------    ---------
     $ 1,611      $(13,953)       $35,473     $(124,087)  $7,059     $10,973    $(21,454)   $  31,862
     =======      ========        =======     =========   ======     =======    ========    =========

- ------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

                                                               --------------------------------------------------
                                                                                   PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------
                                                                AST                  AST         AST        AST
                                                                MFS      AST         MFS        ALGER      JANUS
                                                               GLOBAL    MFS     GROWTH WITH   ALL-CAP    MID-CAP
                                                               EQUITY   GROWTH     INCOME       GROWTH    GROWTH
                                                               ------   ------   -----------   --------   -------

INVESTMENT INCOME
   Interest.................................................    $ 20    $  89       $  55      $    866    $ 92
   Dividends................................................      46       41         101            68       2
   Foreign taxes withheld...................................      (1)      --          (1)           (2)     --
                                                                ----    ------      -----      --------    ----
       Total Investment Income..............................      65      130         155           932      94
                                                                ----    ------      -----      --------    ----
EXPENSES
   Investment advisory fees.................................      24       95          92           739      31
   Shareholder servicing fees...............................       2       11           9            76       3
   Administration and accounting fees.......................       1        1           3            75       3
   Custodian fees...........................................       2       --           1            37      --
   Distribution fees........................................      --       --          --            --       1
   Audit and legal fees.....................................      --       --          --             1      --
   Trustees' fees...........................................      --       --          --            --      --
   Insurance expenses.......................................      --       --          --            --      --
   Miscellaneous expenses...................................      --       --          --             3       3
                                                                ----    ------      -----      --------    ----
       Total Expenses.......................................      29      107         105           931      41
       Less: Advisory fee waivers and expense
         reimbursements.....................................      --       --          (8)           --      --
       Less: Fees paid indirectly...........................      --       --          --            --      (1)
                                                                ----    ------      -----      --------    ----
       Net Expenses.........................................      29      107          97           931      40
                                                                ----    ------      -----      --------    ----
Net Investment Income (Loss)................................      36       23          58             1      54
                                                                ----    ------      -----      --------    ----
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...........................................      95     (692)       (170)      (37,176)    144
       Foreign currency transactions........................       1       (8)         (3)           --      --
       Futures contracts....................................      --       --          --            --      --
       Written options contracts............................      --       --          --            --      --
       Swap agreements......................................      --       --          --            --      --
                                                                ----    ------      -----      --------    ----
   Net realized gain (loss).................................      96     (700)       (173)      (37,176)    144
                                                                ----    ------      -----      --------    ----
 Net change in unrealized appreciation (depreciation) on:
       Securities...........................................     210    1,305         584        (8,643)    132
       Futures contracts....................................      --       --          --            --      --
       Written option contracts.............................      --       --          --            --      --
       Swap agreements......................................      --       --          --            --      --
       Translation of assets and liabilities denominated in
         foreign currencies.................................      (7)      --          --            --      --
                                                                ----    ------      -----      --------    ----
   Net change in unrealized appreciation (depreciation).....     203    1,305         584        (8,643)    132
                                                                ----    ------      -----      --------    ----
   Net gain (loss) on investments...........................     299      605         411       (45,819)    276
                                                                ----    ------      -----      --------    ----
   Net Increase (Decrease) in Net Assets Resulting from
     Operations.............................................    $335    $ 628       $ 469      $(45,818)   $330
                                                                ====    ======      =====      ========    ====

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                      (This page intentionally left blank)

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

(AMOUNTS IN THOUSANDS)

                              ---------------------------------------------------------------------------------------------------
                                                                           PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                                          AST AIM                        AST ALLIANCE
                                   INTERNATIONAL EQUITY                GROWTH AND INCOME                 AST JANCAP GROWTH
                              -------------------------------   -------------------------------   -------------------------------
                              SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                               JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
                                (UNAUDITED)          1999         (UNAUDITED)          1999         (UNAUDITED)          1999
                              ----------------   ------------   ----------------   ------------   ----------------   ------------

FROM OPERATIONS
   Net investment income
     (loss).................     $   5,905        $     970        $    8,654       $   14,653       $  (12,171)     $     5,220
   Net realized gain (loss)
     on investments.........        52,857           94,950           131,196          171,133          (43,640)         477,448
   Net change in unrealized
     appreciation
     (depreciation) on
     investments............      (136,291)         209,949          (177,106)           9,189         (405,074)       1,482,720
                                 ---------        ---------        ----------       ----------       ----------      -----------
     Net Increase (Decrease)
       in Net Assets from
       Operations...........       (77,529)         305,869           (37,256)         194,975         (460,885)       1,965,388
                                 ---------        ---------        ----------       ----------       ----------      -----------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS
   Dividends to shareholders
     from net investment
     income.................        (1,501)              --           (14,653)         (13,889)          (7,572)              --
   Distributions to
     shareholders from
     capital gains..........       (96,849)         (40,173)         (169,612)         (65,834)        (492,826)        (130,343)
                                 ---------        ---------        ----------       ----------       ----------      -----------
     Total Dividends and
       Distributions to
       Shareholders.........       (98,350)         (40,173)         (184,265)         (79,723)        (500,398)        (130,343)
                                 ---------        ---------        ----------       ----------       ----------      -----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares
     sold...................       385,348          466,738           251,361          593,376        1,290,700        2,869,466
   Net asset value of shares
     issued in reinvestment
     of dividends and
     distributions..........        98,350           40,173           184,265           79,723          500,398          130,343
   Cost of shares
     redeemed...............      (322,736)        (499,556)         (232,162)        (471,954)        (847,630)      (2,166,734)
                                 ---------        ---------        ----------       ----------       ----------      -----------
     Increase (Decrease) in
       Net Assets from
       Capital Share
       Transactions.........       160,962            7,355           203,464          201,145          943,468          833,075
                                 ---------        ---------        ----------       ----------       ----------      -----------
       Total Increase
         (Decrease) in Net
         Assets.............       (14,917)         273,051           (18,057)         316,397          (17,815)       2,668,120)
NET ASSETS
   Beginning of Period......       770,512          497,461         1,498,306        1,181,909        5,923,778        3,255,658
                                 ---------        ---------        ----------       ----------       ----------      -----------
   End of Period............     $ 755,595        $ 770,512        $1,480,249       $1,498,306       $5,905,963      $ 5,923,778
                                 =========        =========        ==========       ==========       ==========      ===========
SHARES ISSUED AND REDEEMED
   Shares sold..............        13,788           19,802            12,279           26,751           24,844           68,510
   Shares issued in
     reinvestment of
     dividends and
     distributions..........         3,216            1,887            10,214            3,891            9,573            3,397
   Shares redeemed..........       (11,407)         (21,118)          (11,518)         (21,409)         (16,433)         (52,595)
                                 ---------        ---------        ----------       ----------       ----------      -----------
     Net Increase (Decrease)
       in Shares
       Outstanding..........         5,597              571            10,975            9,233           17,984           19,312
                                 =========        =========        ==========       ==========       ==========      ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

- -------------------------------------------------------------------------------------------------------
                                               PORTFOLIO
- -------------------------------------------------------------------------------------------------------
                                           AST NEUBERGER BERMAN
           AST MONEY MARKET                    MID-CAP VALUE                   AST AIM BALANCED
    -------------------------------   -------------------------------   -------------------------------
    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
     JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
      (UNAUDITED)          1999         (UNAUDITED)          1999         (UNAUDITED)          1999
    ----------------   ------------   ----------------   ------------   ----------------   ------------

      $    52,691      $    71,758       $     957        $   2,177         $  6,762         $ 10,135
              (21)               8          11,510           (1,550)          (9,773)          37,486
               --               --          18,496           (4,592)          13,805           37,287
      -----------      -----------       ---------        ---------         --------         --------
           52,670           71,766          30,963           (3,965)          10,794           84,908
      -----------      -----------       ---------        ---------         --------         --------
          (52,691)         (71,758)         (2,176)          (3,830)         (10,797)          (9,982)
               (8)            (106)         (2,619)          (8,712)         (36,372)         (33,245)
      -----------      -----------       ---------        ---------         --------         --------
          (52,699)         (71,864)         (4,795)         (12,542)         (47,169)         (43,227)
      -----------      -----------       ---------        ---------         --------         --------
        5,722,386        9,162,968         137,452          648,383           95,348           58,331
           51,958           67,429           4,795           12,542           47,169           43,228
       (6,339,076)      (7,788,875)       (155,051)        (252,003)         (14,677)         (53,004)
      -----------      -----------       ---------        ---------         --------         --------
         (564,732)       1,441,522         (12,804)         408,922          127,840           48,555
      -----------      -----------       ---------        ---------         --------         --------
         (564,761)       1,441,424          13,364          392,415           91,465           90,236
        2,409,157          967,733         664,383          271,968          499,571          409,335
      -----------      -----------       ---------        ---------         --------         --------
      $ 1,844,396      $ 2,409,157       $ 677,747        $ 664,383         $591,036         $499,571
      ===========      ===========       =========        =========         ========         ========
        5,722,386        9,162,968          10,064           47,274            6,614            4,301
           51,958           67,429             379              999            3,271            3,442
       (6,339,075)      (7,788,875)        (11,448)         (19,055)          (1,007)          (3,934)
      -----------      -----------       ---------        ---------         --------         --------
         (564,731)       1,441,522          (1,005)          29,218            8,878            3,809
      ===========      ===========       =========        =========         ========         ========

- ---  -----------------------------------------------------------------
                                 PORTFOLIO
- ---  -----------------------------------------------------------------
              AST FEDERATED                   AST T. ROWE PRICE
               HIGH YIELD                     ASSET ALLOCATION
     -------------------------------   -------------------------------
     SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
      JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
       (UNAUDITED)          1999         (UNAUDITED)          1999
     ----------------   ------------   ----------------   ------------

        $  28,819        $  57,676         $  5,564         $ 10,648
          (10,119)          (7,097)           9,364            3,891
          (32,589)         (38,643)          (9,795)          25,492
        ---------        ---------         --------         --------
          (13,889)          11,936            5,133           40,031
        ---------        ---------         --------         --------
          (57,675)         (46,298)         (10,446)          (7,355)
               --           (4,074)          (4,195)            (104)
        ---------        ---------         --------         --------
          (57,675)         (50,372)         (14,641)          (7,459)
        ---------        ---------         --------         --------
          147,207          351,076           42,979          127,050
           57,675           50,372           14,641            7,459
         (152,496)        (334,904)         (57,310)         (63,736)
        ---------        ---------         --------         --------
           52,386           66,544              310           70,773
        ---------        ---------         --------         --------
          (19,178)          28,108           (9,198)         103,345
          623,788          595,680          447,542          344,197
        ---------        ---------         --------         --------
        $ 604,610        $ 623,788         $438,344         $447,542
        =========        =========         ========         ========
           13,932           28,958            2,320            7,183
            5,415            4,212              831              438
          (14,101)         (27,931)          (3,153)          (3,583)
        ---------        ---------         --------         --------
            5,246            5,239               (2)           4,038
        =========        =========         ========         ========

- ------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

(AMOUNTS IN THOUSANDS)

                              ---------------------------------------------------------------------------------------------------
                                                                           PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                                      AST PIMCO TOTAL                     AST INVESCO                        AST JANUS
                                        RETURN BOND                      EQUITY INCOME                   SMALL-CAP GROWTH
                              -------------------------------   -------------------------------   -------------------------------
                              SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                               JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
                                (UNAUDITED)          1999         (UNAUDITED)          1999         (UNAUDITED)          1999
                              ----------------   ------------   ----------------   ------------   ----------------   ------------

FROM OPERATIONS
   Net investment income
     (loss).................     $   32,496       $   54,418       $   11,989       $   20,214       $   (3,264)      $   (2,537)
   Net realized gain (loss)
     on investments.........         (9,448)         (28,885)          (1,866)          78,862          166,455          145,207
   Net change in unrealized
     appreciation
     (depreciation) on
     investments............         17,944          (35,986)          10,016            2,582         (400,469)         550,645
                                 ----------       ----------       ----------       ----------       ----------       ----------
     Net Increase (Decrease)
       in Net Assets from
       Operations...........         40,992          (10,453)          20,139          101,658         (237,278)         693,315
                                 ----------       ----------       ----------       ----------       ----------       ----------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS
   Dividends to shareholders
     from net investment
     income.................        (54,224)         (40,382)         (20,214)         (15,474)              --               --
   Distributions to
     shareholders from
     capital gains..........             --          (29,828)         (78,949)         (23,985)        (136,801)              --
                                 ----------       ----------       ----------       ----------       ----------       ----------
     Total Dividends and
       Distributions to
       Shareholders.........        (54,224)         (70,210)         (99,163)         (39,459)        (136,801)              --
                                 ----------       ----------       ----------       ----------       ----------       ----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares
     sold...................        253,911          406,569          221,629          375,408          135,992          917,746
   Net asset value of shares
     issued in reinvestment
     of dividends and
     distributions..........         54,224           70,210           99,163           39,458          136,801               --
   Cost of shares
     redeemed...............       (167,261)        (286,850)        (144,396)        (260,483)        (289,762)        (453,697)
                                 ----------       ----------       ----------       ----------       ----------       ----------
     Increase (Decrease) in
       Net Assets from
       Capital Share
       Transactions.........        140,874          189,929          176,396          154,383          (16,969)         464,049
                                 ----------       ----------       ----------       ----------       ----------       ----------
       Total Increase
         (Decrease) in Net
         Assets.............        127,642          109,266           97,372          216,582         (391,048)       1,157,364
NET ASSETS
   Beginning of Period......      1,005,763          896,497        1,048,064          831,482        1,443,211          285,847
                                 ----------       ----------       ----------       ----------       ----------       ----------
   End of Period............     $1,133,405       $1,005,763       $1,145,436       $1,048,064       $1,052,163       $1,443,211
                                 ==========       ==========       ==========       ==========       ==========       ==========
SHARES ISSUED AND REDEEMED
   Shares sold..............         23,766           36,437           12,945           20,846            3,217           37,569
   Shares issued in
     reinvestment of
     dividends and
     distributions..........          5,154            6,394            6,225            2,329            3,008               --
   Shares redeemed..........        (15,593)         (25,872)          (8,411)         (14,501)          (7,312)         (19,931)
                                 ----------       ----------       ----------       ----------       ----------       ----------
     Net Increase (Decrease)
       in Shares
       Outstanding..........         13,327           16,959           10,759            8,674           (1,087)          17,638
                                 ==========       ==========       ==========       ==========       ==========       ==========

- ------------------------------------------------------------------------------

See Notes to Financial Statements.

- ---------------------------------------------------------------------------------------------------
                                             PORTFOLIO
- ---------------------------------------------------------------------------------------------------
     AST AMERICAN CENTURY                AST T. ROWE PRICE               AST NEUBERGER BERMAN
    INTERNATIONAL GROWTH II                 GLOBAL BOND                     MID-CAP GROWTH
- -------------------------------   -------------------------------   -------------------------------
SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
 JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
  (UNAUDITED)          1999         (UNAUDITED)          1999         (UNAUDITED)          1999
- ----------------   ------------   ----------------   ------------   ----------------   ------------

   $     133        $   2,133         $  2,656         $  5,163        $  (1,644)       $  (1,935)
     100,879           47,755          (11,187)          (3,742)          91,858           13,781
    (139,007)          83,119            3,695          (14,013)         (36,038)         118,263
   ---------        ---------         --------         --------        ---------        ---------
     (37,995)         133,007           (4,836)         (12,592)          54,176          130,109
   ---------        ---------         --------         --------        ---------        ---------
      (1,024)          (3,236)          (2,181)          (9,278)              --               --
     (49,071)         (21,765)              --           (2,979)         (13,633)         (19,893)
   ---------        ---------         --------         --------        ---------        ---------
     (50,095)         (25,001)          (2,181)         (12,257)         (13,633)         (19,893)
   ---------        ---------         --------         --------        ---------        ---------
     178,381          603,613           13,911           48,898          719,950          202,094
      50,095           25,001            2,181           12,257           13,633           19,893
    (203,926)        (691,957)         (10,947)         (46,135)        (403,004)        (199,670)
   ---------        ---------         --------         --------        ---------        ---------
      24,550          (63,343)           5,145           15,020          330,579           22,317
   ---------        ---------         --------         --------        ---------        ---------
     (63,540)          44,663           (1,872)          (9,829)         371,122          132,533
     516,824          472,161          138,144          147,973          394,325          261,792
   ---------        ---------         --------         --------        ---------        ---------
   $ 453,284        $ 516,824         $136,272         $138,144        $ 765,447        $ 394,325
   =========        =========         ========         ========        =========        =========
      12,307           46,058            1,524            4,970           27,668           11,881
       3,309            2,034              237            1,233              468            1,303
     (13,817)         (52,356)          (1,198)          (4,723)         (15,690)         (11,944)
   ---------        ---------         --------         --------        ---------        ---------
       1,799           (4,264)             563            1,480           12,446            1,240
   =========        =========         ========         ========        =========        =========

- -----------------------------------------------------------------
                            PORTFOLIO
- -----------------------------------------------------------------
                                         AST T. ROWE PRICE
     AST FOUNDERS PASSPORT               NATURAL RESOURCES
- -------------------------------   -------------------------------
SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
 JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
  (UNAUDITED)          1999         (UNAUDITED)          1999
- ----------------   ------------   ----------------   ------------

   $    (283)       $    (654)        $    727         $  1,045
      (9,094)          60,896            6,528           (1,413)
     (52,504)          36,077           (1,525)          20,106
   ---------        ---------         --------         --------
     (61,881)          96,319            5,730           19,738
   ---------        ---------         --------         --------
          --             (228)            (945)          (1,049)
     (57,250)            (256)              --           (8,637)
   ---------        ---------         --------         --------
     (57,250)            (484)            (945)          (9,686)
   ---------        ---------         --------         --------
     466,333          141,040           76,376           98,060
      57,251              484              945            9,685
    (281,687)        (139,959)         (65,173)         (89,698)
   ---------        ---------         --------         --------
     241,897            1,565           12,148           18,047
   ---------        ---------         --------         --------
     122,766           97,400           16,933           28,099
     217,397          119,997          102,225           74,126
   ---------        ---------         --------         --------
   $ 340,163        $ 217,397         $119,158         $102,225
   =========        =========         ========         ========
      19,108            8,649            5,487            7,786
       1,921               38               78              988
     (12,200)          (9,064)          (4,813)          (7,197)
   ---------        ---------         --------         --------
       8,829             (377)             752            1,577
   =========        =========         ========         ========

- ------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

(AMOUNTS IN THOUSANDS)

                              ---------------------------------------------------------------------------------------------------
                                                                           PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                                     AST PIMCO LIMITED                                                       AST JANUS
                                       MATURITY BOND                  AST ALLIANCE GROWTH                 OVERSEAS GROWTH
                              -------------------------------   -------------------------------   -------------------------------
                              SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                               JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
                                (UNAUDITED)          1999         (UNAUDITED)          1999         (UNAUDITED)          1999
                              ----------------   ------------   ----------------   ------------   ----------------   ------------

FROM OPERATIONS
   Net investment income
     (loss).................      $ 11,485        $  21,139         $ (1,036)       $  (1,417)       $    2,920       $   (1,485)
   Net realized gain (loss)
     on investments.........           925           (1,892)         104,882           32,038           230,410           30,229
   Net change in unrealized
     appreciation
     (depreciation) on
     investments............        (1,069)          (5,992)         (68,243)          60,401          (250,200)         629,896
                                  --------        ---------         --------        ---------        ----------       ----------
     Net Increase (Decrease)
       in Net Assets from
       Operations...........        11,341           13,255           35,603           91,022           (16,870)         658,640
                                  --------        ---------         --------        ---------        ----------       ----------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS
   Dividends to shareholders
     from net investment
     income.................       (21,367)         (18,691)              --               --            (9,620)              --
   Distributions to
     shareholders from
     capital gains..........            --               --          (30,894)         (33,503)          (13,477)              --
                                  --------        ---------         --------        ---------        ----------       ----------
     Total Dividends and
       Distributions to
       Shareholders.........       (21,367)         (18,691)         (30,894)         (33,503)          (23,097)              --
                                  --------        ---------         --------        ---------        ----------       ----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares
     sold...................        61,013          176,908          111,788           82,279           752,575        1,127,067
   Net asset value of shares
     issued in reinvestment
     of dividends and
     distributions..........        21,367           18,691           30,894           33,504            23,097               --
   Cost of shares
     redeemed...............       (89,237)        (133,266)         (67,738)        (109,772)         (746,598)        (841,868)
                                  --------        ---------         --------        ---------        ----------       ----------
     Increase (Decrease) in
       Net Assets from
       Capital Share
       Transactions.........        (6,857)          62,333           74,944            6,011            29,074          285,199
                                  --------        ---------         --------        ---------        ----------       ----------
       Total Increase
         (Decrease) in Net
         Assets.............       (16,883)          56,897           79,653           63,530           (10,893)         943,839
NET ASSETS
   Beginning of Period......       406,604          349,707          364,454          300,924         1,551,045          607,206
                                  --------        ---------         --------        ---------        ----------       ----------
   End of Period............      $389,721        $ 406,604         $444,107        $ 364,454        $1,540,152       $1,551,045
                                  ========        =========         ========        =========        ==========       ==========
SHARES ISSUED AND REDEEMED
   Shares sold..............         5,853           16,533            5,690            5,458            29,674           73,126
   Shares issued in
     reinvestment of
     dividends and
     distributions..........         2,075            1,783            1,561            2,396               801               --
   Shares redeemed..........        (8,449)         (12,347)          (3,580)          (7,346)          (28,227)         (55,526)
                                  --------        ---------         --------        ---------        ----------       ----------
     Net Increase (Decrease)
       in Shares
       Outstanding..........          (521)           5,969            3,671              508             2,248           17,600
                                  ========        =========         ========        =========        ==========       ==========

- ------------------------------------------------------------------------------

See Notes to Financial Statements.

- ---------------------------------------------------------------------------------------------------
                                             PORTFOLIO
- ---------------------------------------------------------------------------------------------------
     AST AMERICAN CENTURY              AST AMERICAN CENTURY              AST AMERICAN CENTURY
        INCOME & GROWTH                 STRATEGIC BALANCED               INTERNATIONAL GROWTH
- -------------------------------   -------------------------------   -------------------------------
SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
 JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
  (UNAUDITED)          1999         (UNAUDITED)          1999         (UNAUDITED)          1999
- ----------------   ------------   ----------------   ------------   ----------------   ------------

    $  1,474         $  2,121         $  2,413        $   3,184        $     111         $   (318)
       1,238           20,971            4,775           12,632           19,970            7,972
     (17,477)          31,045           (5,577)           4,767          (34,034)          53,802
    --------         --------         --------        ---------        ---------         --------
     (14,765)          54,137            1,611           20,583          (13,953)          61,456
    --------         --------         --------        ---------        ---------         --------
      (2,121)          (1,630)          (3,230)            (936)              --               --
     (22,771)          (9,176)         (12,672)             (24)          (6,118)            (596)
    --------         --------         --------        ---------        ---------         --------
     (24,892)         (10,806)         (15,902)            (960)          (6,118)            (596)
    --------         --------         --------        ---------        ---------         --------
     164,373          146,857           21,144          117,755          302,088           98,779
      24,892           10,806           15,902              960            6,118              596
     (31,477)         (30,235)         (14,111)         (12,633)        (140,491)         (83,742)
    --------         --------         --------        ---------        ---------         --------
     157,788          127,428           22,935          106,082          167,715           15,633
    --------         --------         --------        ---------        ---------         --------
     118,131          170,759            8,644          125,705          147,644           76,493
     360,630          189,871          216,748           91,043          154,226           77,733
    --------         --------         --------        ---------        ---------         --------
    $478,761         $360,630         $225,392        $ 216,748        $ 301,870         $154,226
    ========         ========         ========        =========        =========         ========
      11,385           10,285            1,473            8,308           14,498            6,699
       1,883              844            1,176               69              261               44
      (2,232)          (2,180)            (988)            (875)          (6,743)          (5,549)
    --------         --------         --------        ---------        ---------         --------
      11,036            8,949            1,661            7,502            8,016            1,194
    ========         ========         ========        =========        =========         ========

- -----------------------------------------------------------------
                            PORTFOLIO
- -----------------------------------------------------------------
       AST T. ROWE PRICE                    AST MARSICO
      SMALL COMPANY VALUE                 CAPITAL GROWTH
- -------------------------------   -------------------------------
SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
 JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
  (UNAUDITED)          1999         (UNAUDITED)          1999
- ----------------   ------------   ----------------   ------------

   $   1,132        $   1,805        $   (1,853)      $   (2,610)
       3,423           14,768            50,916           53,167
      30,918          (16,127)         (173,150)         478,644
   ---------        ---------        ----------       ----------
      35,473              446          (124,087)         529,201
   ---------        ---------        ----------       ----------
      (1,649)          (2,399)               --             (400)
     (14,365)              --           (45,101)            (476)
   ---------        ---------        ----------       ----------
     (16,014)          (2,399)          (45,101)            (876)
   ---------        ---------        ----------       ----------
     123,777          129,871           479,131          922,808
      16,014            2,399            45,101              876
    (117,988)        (172,896)         (170,206)        (323,239)
   ---------        ---------        ----------       ----------
      21,803          (40,626)          354,026          600,445
   ---------        ---------        ----------       ----------
      41,262          (42,579)          184,838        1,128,770
     261,493          304,072         1,723,736          594,966
   ---------        ---------        ----------       ----------
   $ 302,755        $ 261,493        $1,908,574       $1,723,736
   =========        =========        ==========       ==========
      10,869           11,553            23,394           57,115
       1,497              233             2,168               59
     (10,373)         (15,422)           (8,373)         (19,397)
   ---------        ---------        ----------       ----------
       1,993           (3,636)           17,189           37,777
    =========        =========        ==========       ==========

- ------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

(AMOUNTS IN THOUSANDS)

                              ---------------------------------------------------------------------------------------------------
                                                                           PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                                    AST COHEN & STEERS                  AST LORD ABBETT                AST SANFORD BERNSTEIN
                                          REALTY                        SMALL CAP VALUE                  MANAGED INDEX 500
                              -------------------------------   -------------------------------   -------------------------------
                              SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                               JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
                                (UNAUDITED)          1999         (UNAUDITED)          1999         (UNAUDITED)          1999
                              ----------------   ------------   ----------------   ------------   ----------------   ------------

FROM OPERATIONS
   Net investment income
     (loss).................     $   1,789        $   2,446        $     (136)      $     (202)      $   2,697        $   3,516
   Net realized gain (loss)
     on investments.........          (263)          (2,514)            1,912              255          27,597           40,358
   Net change in unrealized
     appreciation
     (depreciation) on
     investments............         5,533             (181)            9,197            5,624         (51,748)          47,244
                                 ---------        ---------        ----------       ----------       ---------        ---------
     Net Increase (Decrease)
       in Net Assets from
       Operations...........         7,059             (249)           10,973            5,677         (21,454)          91,118
                                 ---------        ---------        ----------       ----------       ---------        ---------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS
   Dividends to shareholders
     from net investment
     income.................        (2,005)            (956)               --               --          (3,516)          (1,358)
   Distributions to
     shareholders from
     capital gains..........            --               --                --               --         (41,829)          (9,219)
                                 ---------        ---------        ----------       ----------       ---------        ---------
     Total Dividends and
       Distributions to
       Shareholders.........        (2,005)            (956)               --               --         (45,345)         (10,577)
                                 ---------        ---------        ----------       ----------       ---------        ---------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares
     sold...................        68,236           55,613            59,074           70,629         373,470          624,369
   Net asset value of shares
     issued in reinvestment
     of dividends and
     distributions..........         2,005              956                --               --          45,345           10,577
   Cost of shares
     redeemed...............       (42,006)         (31,692)          (20,361)         (43,902)       (259,669)        (371,471)
                                 ---------        ---------        ----------       ----------       ---------        ---------
     Increase (Decrease) in
       Net Assets from
       Capital Share
       Transactions.........        28,235           24,877            38,713           26,727         159,146          263,475
                                 ---------        ---------        ----------       ----------       ---------        ---------
       Total Increase
         (Decrease) in Net
         Assets.............        33,289           23,672            49,686           32,404          92,347          344,016
NET ASSETS
   Beginning of Period......        56,697           33,025            74,192           41,788         633,567          289,551
                                 ---------        ---------        ----------       ----------       ---------        ---------
   End of Period............     $  89,986        $  56,697        $  123,878       $   74,192       $ 725,914        $ 633,567
                                 =========        =========        ==========       ==========       =========        =========
SHARES ISSUED AND REDEEMED
   Shares sold..............         7,925            6,510             5,164            6,842          26,579           46,867
   Shares issued in
     reinvestment of
     dividends and
     distributions..........           257              117                --               --           3,531              847
   Shares redeemed..........        (4,878)          (3,773)           (1,803)          (4,199)        (18,724)         (28,014)
                                 ---------        ---------        ----------       ----------       ---------        ---------
     Net Increase (Decrease)
       in Shares
       Outstanding..........         3,304            2,854             3,361            2,643          11,386           19,700
                                 =========        =========        ==========       ==========       =========        =========

--------------------------------------------------------------------------------
(1) Commenced operations on January 4, 1999.
(2) Commenced operations on October 18, 1999.
(3) Commenced operations on December 31, 1999.
(4) Commenced operations on May 1, 2000.

See Notes to Financial Statements.

 ---------------------------------------------------------------------------------------------------
                                              PORTFOLIO
 ---------------------------------------------------------------------------------------------------
           AST KEMPER                          AST MFS
        SMALL-CAP GROWTH                    GLOBAL EQUITY                    AST MFS GROWTH
 -------------------------------   -------------------------------   -------------------------------
 SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
  JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
   (UNAUDITED)        1999(1)        (UNAUDITED)        1999(2)        (UNAUDITED)        1999(2)
 ----------------   ------------   ----------------   ------------   ----------------   ------------

    $   (3,036)      $  (2,787)        $    36           $    1          $    23           $    3
       142,614          51,910              96                2             (700)              (6)
      (107,716)        335,901             203              105            1,305              370
    ----------       ---------         -------           ------          -------           ------
        31,862         385,024             335              108              628              367
    ----------       ---------         -------           ------          -------           ------
            --              --              (2)              --               (3)              --
       (49,192)             --              (2)              --               --               --
    ----------       ---------         -------           ------          -------           ------
       (49,192)             --              (4)              --               (3)              --
    ----------       ---------         -------           ------          -------           ------
       396,149         876,431          17,495            1,309           34,585            5,575
        49,192              --               4               --                3               --
      (185,676)       (419,471)         (6,918)            (126)          (1,913)          (1,074)
    ----------       ---------         -------           ------          -------           ------
       259,665         456,960          10,581            1,183           32,675            4,501
    ----------       ---------         -------           ------          -------           ------
       242,335         841,984          10,912            1,291           33,300            4,868
       841,984              --           1,291               --            4,868               --
    ----------       ---------         -------           ------          -------           ------
    $1,084,319       $ 841,984         $12,203           $1,291          $38,168           $4,868
    ==========       =========         =======           ======          =======           ======
        25,165          95,259           1,622              129            3,012              535
         2,839              --              --               --               --               --
       (11,893)        (41,240)           (641)             (12)            (169)            (104)
    ----------       ---------         -------           ------          -------           ------
        16,111          54,019             981              117            2,843              431
    ==========       =========         =======           ======          =======           ======

- ---------------------------------------------------------------------
                              PORTFOLIO
- ---------------------------------------------------------------------
            AST MFS                  AST ALGER          AST JANUS
      GROWTH WITH INCOME           ALL-CAP GROWTH     MID-CAP GROWTH
- -------------------------------   ----------------   ----------------
SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED
 JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000      JUNE 30, 2000
  (UNAUDITED)        1999(2)       (UNAUDITED)(3)     (UNAUDITED)(4)
- ----------------   ------------   ----------------   ----------------

    $    58           $   11          $      1           $    54
       (173)              (3)          (37,176)              144
        584              274            (8,643)              132
    -------           ------          --------           -------
        469              282           (45,818)              330
    -------           ------          --------           -------
        (11)              --                --                --
         --               --                --                --
    -------           ------          --------           -------
        (11)              --                --                --
    -------           ------          --------           -------
     29,467            8,585           319,213            35,613
         11               --                --                --
     (4,025)            (110)          (34,597)           (2,279)
    -------           ------          --------           -------
     25,453            8,475           284,616            33,334
    -------           ------          --------           -------
     25,911            8,757           238,798            33,664
      8,757               --                --                --
    -------           ------          --------           -------
    $34,668           $8,757          $238,798           $33,664
    =======           ======          ========           =======
      2,823              843            30,678             3,555
          1               --                --                --
       (392)             (11)           (3,463)             (245)

      2,432              832            27,215             3,310
    =======           ======          ========           =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

- ---------------------------------------------------------------------------------------------------------------------------------
                                                          INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                   --------------------------------------   -------------------------------------
                                       NET ASSET      NET
                                         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                             PERIOD    BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
        PORTFOLIO            ENDED     OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
- --------------------------  --------   ---------   ----------   ------------   ----------   ----------   --------   -------------

AST AIM                     06/30/00**  $34.23      $  0.27       $ (3.29)      $ (3.02)     $  (0.07)   $  (4.26)    $  (4.33)
  International Equity      12/31/99     22.67         0.05         13.36         13.41            --       (1.85)       (1.85)
                            12/31/98     21.29         0.20          3.81          4.01         (0.67)      (1.96)       (2.63)
                            12/31/97     19.22         0.36          2.96          3.32         (0.30)      (0.95)       (1.25)
                            12/31/96     18.20         0.16          1.55          1.71         (0.32)      (0.37)       (0.69)
                            12/31/95     17.61         0.14          1.44          1.58            --       (0.99)       (0.99)
AST Alliance                06/30/00**  $23.50      $  0.12       $ (0.93)      $ (0.81)     $  (0.23)   $  (2.65)    $  (2.88)
  Growth and Income         12/31/99     21.68         0.23          3.04          3.27         (0.25)      (1.20)       (1.45)
                            12/31/98     20.53         0.25          2.23          2.48         (0.25)      (1.08)       (1.33)
                            12/31/97     17.17         0.24          3.76          4.00         (0.23)      (0.41)       (0.64)
                            12/31/96     14.98         0.23          2.48          2.71         (0.17)      (0.35)       (0.52)
                            12/31/95     12.00         0.16          3.22          3.38         (0.20)      (0.20)       (0.40)
AST JanCap Growth           06/30/00**  $55.21      $ (0.10)      $ (3.45)      $ (3.55)     $  (0.07)   $  (4.45)    $  (4.52)
                            12/31/99     37.00         0.05         19.65         19.70            --       (1.49)       (1.49)
                            12/31/98     23.15         0.04         15.10         15.14         (0.08)      (1.21)       (1.29)
                            12/31/97     18.79         0.06          5.16          5.22         (0.05)      (0.81)       (0.86)
                            12/31/96     15.40         0.02          4.19          4.21         (0.02)      (0.80)       (0.82)
                            12/31/95     11.22         0.06          4.18          4.24         (0.06)         --        (0.06)
AST Money Market            06/30/00**  $ 1.00      $0.0263       $    --       $0.0263      $(0.0263)   $     --     $(0.0263)
                            12/31/99      1.00       0.0449        0.0001        0.0450       (0.0449)    (0.0001)     (0.0450)
                            12/31/98      1.00       0.0502        0.0002        0.0504       (0.0502)    (0.0002)     (0.0504)
                            12/31/97      1.00       0.0507        0.0002        0.0509       (0.0507)    (0.0002)     (0.0509)
                            12/31/96      1.00       0.0492        0.0005        0.0497       (0.0492)    (0.0005)     (0.0497)
                            12/31/95      1.00       0.0494            --        0.0494       (0.0494)         --      (0.0494)
AST Neuberger Berman        06/30/00**  $13.32      $  0.02       $  0.62       $  0.64      $  (0.04)   $  (0.05)    $  (0.09)
  Mid-Cap Value             12/31/99     13.16         0.10          0.60          0.70         (0.24)      (0.30)       (0.54)
                            12/31/98     15.15         0.21         (0.52)        (0.31)        (0.36)      (1.32)       (1.68)
                            12/31/97     12.83         0.32          2.87          3.19         (0.36)      (0.51)       (0.87)
                            12/31/96     11.94         0.36          0.97          1.33         (0.44)         --        (0.44)
                            12/31/95      9.87         0.40          2.09          2.49         (0.42)         --        (0.42)
AST AIM Balanced            06/30/00**  $15.24      $  0.16       $  0.18       $  0.34      $  (0.32)   $  (1.07)    $  (1.39)
                            12/31/99     14.13         0.32          2.30          2.62         (0.35)      (1.16)       (1.51)
                            12/31/98     13.64         0.34          1.31          1.65         (0.35)      (0.81)       (1.16)
                            12/31/97     13.19         0.33          1.85          2.18         (0.31)      (1.42)       (1.73)
                            12/31/96     12.53         0.32          1.02          1.34         (0.25)      (0.43)       (0.68)
                            12/31/95     10.49         0.26          2.06          2.32         (0.28)         --        (0.28)

--------------------------------------------------------------------------------

(1)  Annualized.
 *   For 1999 and 2000, includes commissions received by American
     Skandia Marketing, Inc. under the Portfolio's Distribution
     Plan, as described in Note 3 to the Financial Statements.
**   Unaudited.

See Notes to Financial Statements.

- ----------------------------------------------------------------------------------------------------------
                                                             RATIO OF EXPENSES
                         SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
                -----------------------------------   --------------------------------
    NET ASSET                                         AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE               NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------

     $26.88      (10.35%)  $  755,595        44%           1.18%(1)         1.18%(1)            1.59%(1)
      34.23       64.13%      770,512       159%           1.18%            1.18%               0.18%
      22.67       20.10%      497,461       117%           1.13%            1.13%               0.69%
      21.29       18.15%      412,270       116%           1.15%            1.15%               1.04%
      19.22        9.65%      346,211       124%           1.16%            1.26%               0.88%
      18.20       10.00%      268,056        59%           1.17%            1.27%               0.88%
     $19.81       (2.22%)  $1,480,249        86%           1.10%(1)         1.12%(1)            1.18%(1)
      23.50       16.09%    1,498,306        69%           0.92%            0.94%               1.09%
      21.68       12.48%    1,181,909        78%           0.91%            0.91%               1.32%
      20.53       23.92%      936,986        41%           0.93%            0.93%               1.60%
      17.17       18.56%      530,497        43%           0.97%            0.97%               1.92%
      14.98       28.91%      288,749        50%           0.99%            0.99%               2.50%
     $47.14       (7.24%)  $5,905,963        16%           1.01%(1)         1.05%(1)           (0.40%)(1)
      55.21       55.01%    5,923,778        35%           1.00%            1.04%               0.12%
      37.00       68.26%    3,255,658        42%           1.02%            1.04%               0.16%
      23.15       28.66%    1,511,602        94%           1.07%            1.08%               0.24%
      18.79       28.36%      892,324        79%           1.10%            1.10%               0.25%
      15.40       37.98%      431,321       113%           1.12%            1.12%               0.51%
     $ 1.00        2.66%   $1,844,396        N/A           0.60%(1)         0.65%(1)            5.29%(1)
       1.00        4.60%    2,409,157        N/A           0.60%            0.65%               4.52%
       1.00        5.14%      967,733        N/A           0.60%            0.66%               4.99%
       1.00        5.18%      759,888        N/A           0.60%            0.69%               5.06%
       1.00        5.08%      549,470        N/A           0.60%            0.71%               4.87%
       1.00        5.05%      344,225        N/A           0.60%            0.72%               5.38%
     $13.87        4.95%   $  677,747        92%           1.23%(1)         1.23%(1)            0.29%(1)
      13.32        5.67%      664,383       176%           1.13%            1.13%               0.39%
      13.16       (2.33%)     271,968       208%           1.05%            1.05%               1.83%
      15.15       26.42%      201,143        91%           0.90%            0.90%               3.34%
      12.83       11.53%      123,138        81%           0.93%            0.93%               3.14%
      11.94       26.13%      107,399        71%           0.93%            0.93%               4.58%
     $14.19        2.03%   $  591,036        33%           0.97%(1)         0.97%(1)            2.49%(1)
      15.24       20.85%      499,571       154%           1.00%            1.00%               2.37%
      14.13       12.86%      409,335       139%           1.00%            1.00%               2.55%
      13.64       18.28%      357,591       170%           1.03%            1.03%               2.81%
      13.19       11.23%      286,479       276%           0.94%            0.94%               2.66%
      12.53       22.60%      255,206       161%           0.94%            0.94%               3.28%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

- --------------------------------------------------------------------------------------------------------------------------------
                                                         INCREASE (DECREASE) FROM
                                                          INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                  --------------------------------------   -------------------------------------
                                      NET ASSET      NET
                                        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                            PERIOD    BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
        PORTFOLIO           ENDED     OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
- -------------------------  --------   ---------   ----------   ------------   ----------   ----------   --------   -------------

AST Federated              06/30/00**  $11.92       $ 0.55        $(0.81)       $(0.26)      $(1.16)     $   --       $(1.16)
  High Yield               12/31/99     12.65         1.03         (0.77)         0.26        (0.91)      (0.08)       (0.99)
                           12/31/98     13.11         0.91         (0.57)         0.34        (0.76)      (0.04)       (0.80)
                           12/31/97     12.13         0.75          0.83          1.58        (0.54)      (0.06)       (0.60)
                           12/31/96     11.14         0.56          0.90          1.46        (0.47)         --        (0.47)
                           12/31/95      9.69         0.38          1.46          1.84        (0.39)         --        (0.39)
AST T. Rowe Price          06/30/00**  $18.86       $ 0.24        $   --        $ 0.24       $(0.45)     $(0.18)      $(0.63)
  Asset Allocation         12/31/99     17.47         0.44          1.32          1.76        (0.36)      (0.01)       (0.37)
                           12/31/98     15.13         0.35          2.38          2.73        (0.33)      (0.06)       (0.39)
                           12/31/97     13.27         0.33          2.03          2.36        (0.26)      (0.24)       (0.50)
                           12/31/96     12.01         0.27          1.28          1.55        (0.25)      (0.04)       (0.29)
                           12/31/95      9.94         0.26          2.02          2.28        (0.21)         --        (0.21)
AST PIMCO Total            06/30/00**  $10.99       $ 0.32        $ 0.10        $ 0.42       $(0.60)     $   --       $(0.60)
  Return Bond              12/31/99     12.02         0.58         (0.71)        (0.13)       (0.52)      (0.38)       (0.90)
                           12/31/98     11.72         0.49          0.56          1.05        (0.51)      (0.24)       (0.75)
                           12/31/97     11.11         0.48          0.58          1.06        (0.45)         --        (0.45)
                           12/31/96     11.34         0.46         (0.10)         0.36        (0.28)      (0.31)       (0.59)
                           12/31/95      9.75         0.25          1.55          1.80        (0.21)         --        (0.21)
AST INVESCO                06/30/00**  $18.65       $ 0.18        $ 0.04        $ 0.22       $(0.36)     $(1.40)      $(1.76)
  Equity Income            12/31/99     17.50         0.36          1.61          1.97        (0.32)      (0.50)       (0.82)
                           12/31/98     16.51         0.31          1.81          2.12        (0.32)      (0.81)       (1.13)
                           12/31/97     13.99         0.31          2.84          3.15        (0.26)      (0.37)       (0.63)
                           12/31/96     12.50         0.27          1.79          2.06        (0.24)      (0.33)       (0.57)
                           12/31/95      9.75         0.25          2.65          2.90        (0.15)         --        (0.15)
AST Janus                  06/30/00**  $42.61       $(0.10)       $(6.41)       $(6.51)      $   --      $(4.01)      $(4.01)
  Small-Cap Growth         12/31/99     17.61        (0.03)        25.03         25.00           --          --           --
                           12/31/98     17.81        (0.08)         0.73          0.65           --       (0.85)       (0.85)
                           12/31/97     16.80        (0.05)         1.06          1.01           --          --           --
                           12/31/96     14.25        (0.03)         2.85          2.82           --       (0.27)       (0.27)
                           12/31/95     10.84        (0.04)         3.54          3.50        (0.09)         --        (0.09)
AST American Century       06/30/00**  $16.67       $(0.01)       $(1.17)       $(1.18)      $(0.03)     $(1.64)      $(1.67)
  International Growth II  12/31/99     13.39         0.06          3.95          4.01        (0.09)      (0.64)       (0.73)
                           12/31/98     12.09         0.08          1.59          1.67        (0.14)      (0.23)       (0.37)
                           12/31/97     12.07         0.09          0.08          0.17        (0.07)      (0.08)       (0.15)
                           12/31/96     10.65         0.06          1.44          1.50        (0.08)         --        (0.08)
                           12/31/95      9.62         0.07          0.99          1.06        (0.01)      (0.02)       (0.03)

--------------------------------------------------------------------------------

(1)  Annualized.
 *   For 1999 and 2000, includes commissions received by American
     Skandia Marketing, Inc. under the Portfolio's Distribution
     Plan, as described in Note 3 to the Financial Statements.
**   Unaudited.

See Notes to Financial Statements.

- ---------------------------------------------------------------------------------------------------------
                                                            RATIOS OF EXPENSES
                        SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
                ----------------------------------   --------------------------------
    NET ASSET                                        AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE              NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END      TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   ------   -------------   ---------   --------------   ---------------   -----------------

     $10.50      (2.35%)  $  604,610         13%          0.95%(1)         0.95%(1)           10.14%(1)
      11.92       2.00%      623,788         39%          0.94%            0.94%               9.09%
      12.65       2.61%      595,680         36%          0.95%            0.95%               8.64%
      13.11      13.59%      434,420         28%          0.98%            0.98%               8.83%
      12.13      13.58%      205,262         43%          1.03%            1.03%               8.02%
      11.14      19.57%       83,692         30%          1.11%            1.11%               8.72%
     $18.47       1.44%   $  438,344         17%          1.07%(1)         1.07%(1)            2.60%(1)
      18.86      10.28%      447,542         17%          1.07%            1.07%               2.65%
      17.47      18.36%      344,197          8%          1.09%            1.09%               2.70%
      15.13      18.40%      213,075         10%          1.13%            1.13%               2.95%
      13.27      13.14%      120,149         31%          1.20%            1.20%               3.02%
      12.01      23.36%       59,399         18%          1.25%            1.29%               3.53%
     $10.81       3.97%   $1,133,405        155%          0.82%(1)         0.82%(1)            6.17%(1)
      10.99      (1.09%)   1,005,763        227%          0.82%            0.82%               5.46%
      12.02       9.46%      896,497        231%          0.83%            0.83%               5.24%
      11.72       9.87%      572,100        320%          0.86%            0.86%               5.56%
      11.11       3.42%      360,010        403%          0.89%            0.89%               5.38%
      11.34      18.78%      225,335        124%          0.89%            0.89%               5.95%
     $17.11       1.88%   $1,145,436         33%          0.95%(1)         0.95%(1)            2.21%(1)
      18.65      11.74%    1,048,064         76%          0.93%            0.93%               2.10%
      17.50      13.34%      831,482         67%          0.93%            0.93%               2.17%
      16.51      23.33%      602,105         73%          0.95%            0.95%               2.54%
      13.99      17.09%      348,680         58%          0.98%            0.98%               2.83%
      12.50      30.07%      176,716         89%          0.98%            0.98%               3.34%
     $32.09     (18.05%)  $1,052,163         53%          1.05%(1)         1.05%(1)           (0.50%)(1)
      42.61     141.96%    1,443,211        116%          1.08%            1.08%              (0.46%)
      17.61       3.49%      285,847        100%          1.12%            1.12%              (0.53%)
      17.81       6.01%      278,258         77%          1.13%            1.13%              (0.32%)
      16.80      20.05%      220,068         69%          1.16%            1.16%              (0.38%)
      14.25      32.56%       90,460         68%          1.22%            1.22%              (0.28%)
     $13.82      (7.91%)  $  453,284        102%          1.26%(1)         1.26%(1)            0.06%(1)
      16.67      31.95%      516,824         29%          1.26%            1.26%               0.47%
      13.39      14.03%      472,161         32%          1.25%            1.25%               0.60%
      12.09       1.36%      464,456         19%          1.26%            1.26%               0.71%
      12.07      14.17%      402,559         11%          1.30%            1.30%               0.84%
      10.65      11.09%      195,667         17%          1.33%            1.33%               1.03%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

- --------------------------------------------------------------------------------------------------------------------------------
                                                         INCREASE (DECREASE) FROM
                                                          INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                  --------------------------------------   -------------------------------------
                                      NET ASSET      NET
                                        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                            PERIOD    BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
        PORTFOLIO           ENDED     OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
- -------------------------  --------   ---------   ----------   ------------   ----------   ----------   --------   -------------

AST T. Rowe Price          06/30/00**  $ 9.60       $ 0.17        $(0.51)       $(0.34)      $(0.15)     $   --       $(0.15)
  Global Bond              12/31/99     11.46         0.33         (1.25)        (0.92)       (0.71)      (0.23)       (0.94)
                           12/31/98     10.11         0.52          0.94          1.46        (0.03)      (0.08)       (0.11)
                           12/31/97     10.90         0.20         (0.57)        (0.37)       (0.16)      (0.26)       (0.42)
                           12/31/96     10.60         0.23          0.38          0.61        (0.14)      (0.17)       (0.31)
                           12/31/95      9.68         0.31          0.75          1.06        (0.14)         --        (0.14)
AST Neuberger Berman       06/30/00**  $24.03       $ 0.01        $ 3.11        $ 3.12       $   --      $(0.62)      $(0.62)
  Mid-Cap Growth           12/31/99     17.26        (0.11)         8.21          8.10           --       (1.33)       (1.33)
                           12/31/98     16.61        (0.05)         3.31          3.26        (0.01)      (2.60)       (2.61)
                           12/31/97     14.39         0.01          2.36          2.37        (0.02)      (0.13)       (0.15)
                           12/31/96     12.40         0.01          2.01          2.02        (0.03)         --        (0.03)
                           12/31/95      9.97         0.04          2.40          2.44        (0.01)         --        (0.01)
AST Founders Passport      06/30/00**  $24.63       $(0.01)       $(0.80)       $(0.81)      $   --      $(4.55)      $(4.55)
                           12/31/99     13.04        (0.07)        11.72         11.65        (0.03)      (0.03)       (0.06)
                           12/31/98     11.78         0.05          1.24          1.29        (0.03)         --        (0.03)
                           12/31/97     11.63         0.03          0.21          0.24        (0.08)      (0.01)       (0.09)
                           12/31/96     10.33         0.09          1.24          1.33        (0.03)         --        (0.03)
                           12/31/95(2)   10.00        0.03          0.30          0.33           --          --           --
AST T. Rowe Price          06/30/00**  $13.16       $ 0.10        $ 0.87        $ 0.97       $(0.14)     $   --       $(0.14)
  Natural Resources        12/31/99     11.97         0.14          2.67          2.81        (0.18)      (1.44)       (1.62)
                           12/31/98     14.57         0.19         (1.78)        (1.59)       (0.14)      (0.87)       (1.01)
                           12/31/97     14.47         0.14          0.35          0.49        (0.07)      (0.32)       (0.39)
                           12/31/96     11.11         0.05          3.35          3.40        (0.02)      (0.02)       (0.04)
                           12/31/95(2)   10.00        0.04          1.07          1.11           --          --           --
AST PIMCO Limited          06/30/00**  $10.84       $ 0.36        $(0.05)       $ 0.31       $(0.62)     $   --       $(0.62)
  Maturity Bond            12/31/99     11.08         0.59         (0.22)         0.37        (0.61)         --        (0.61)
                           12/31/98     11.02         0.56          0.03          0.59        (0.53)         --        (0.53)
                           12/31/97     10.81         0.55          0.22          0.77        (0.56)         --        (0.56)
                           12/31/96     10.47         0.56         (0.15)         0.41        (0.05)      (0.02)       (0.07)
                           12/31/95(2)   10.00        0.05          0.42          0.47           --          --           --
AST Alliance Growth        06/30/00**  $18.95       $(0.02)       $ 2.02        $ 2.00       $   --      $(1.56)      $(1.56)
                           12/31/99     16.07        (0.07)         4.85          4.78           --       (1.90)       (1.90)
                           12/31/98     12.62        (0.10)         3.55          3.45           --          --           --
                           12/31/97     10.99        (0.05)         1.68          1.63           --          --           --
                           12/31/96(3)   10.00       (0.01)         1.00          0.99           --          --           --

--------------------------------------------------------------------------------
(1) Annualized.
(2) Commenced operations on May 2, 1995.
(3) Commenced operations on May 2, 1996.
 * For 1999 and 2000, includes commissions received by American Skandia
   Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note
   3 to the Financial Statements.
** Unaudited.

See Notes to Financial Statements.

   138

- ----------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES
                   SUPPLEMENTAL DATA                       TO AVERAGE NET ASSETS*
    -----------------------------------------------   --------------------------------
    NET ASSET             NET ASSETS AT               AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE                  END OF       PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL       PERIOD       TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------

     $ 9.11      (3.53%)   $  136,272       108%          1.12%(1)          1.12%(1)            4.00%(1)
       9.60      (8.33%)      138,144       106%          1.11%             1.11%               3.51%
      11.46      14.72%       147,973       136%          1.11%             1.11%               4.78%
      10.11      (3.42%)      130,408       173%          1.11%             1.11%               4.73%
      10.90       5.98%        98,235       241%          1.21%             1.21%               5.02%
      10.60      11.10%        45,602       325%          1.53%             1.53%               6.17%
     $26.53      12.75%    $  765,447        55%          1.08%(1)          1.08%(1)           (0.55%)(1)
      24.03      51.37%       394,325       148%          1.13%             1.13%              (0.71%)
      17.26      20.65%       261,792       228%          1.07%             1.07%              (0.34%)
      16.61      16.68%       185,050       305%          0.99%             0.99%               0.07%
      14.39      16.34%       136,247       156%          1.01%             1.01%               0.24%
      12.40      24.42%        45,979        84%          1.17%             1.17%               0.70%
     $19.27      (9.83%)   $  340,163       264%          1.22%(1)          1.22%(1)           (0.16%)(1)
      24.63      89.71%       217,397       309%          1.29%             1.29%              (0.54%)
      13.04      10.92%       119,997        46%          1.30%             1.30%               0.32%
      11.78       2.03%       117,938        73%          1.35%             1.35%               0.43%
      11.63      12.91%       117,643       133%          1.36%             1.36%               1.25%
      10.33       3.30%        28,455         4%          1.46%(1)          1.46%(1)            0.94%(1)
     $13.99       7.50%    $  119,158        61%          1.25%(1)          1.25%(1)            1.35%(1)
      13.16      28.11%       102,225        72%          1.16%             1.16%               1.11%
      11.97     (11.83%)       74,126        55%          1.16%             1.16%               1.14%
      14.57       3.39%       111,954        44%          1.16%             1.16%               0.98%
      14.47      30.74%        88,534        31%          1.30%             1.30%               1.08%
      11.11      11.10%         9,262         2%          1.35%(1)          1.80%(1)            1.28%(1)
     $10.53       3.04%    $  389,721        34%          0.86%(1)          0.86%(1)            5.96%(1)
      10.84       3.37%       406,604       178%          0.86%             0.86%               5.51%
      11.08       5.72%       349,707       263%          0.86%             0.86%               5.70%
      11.02       7.46%       288,642        54%          0.88%             0.88%               5.71%
      10.81       3.90%       209,013       247%          0.89%             0.89%               5.69%
      10.47       4.70%       161,940       205%          0.89%(1)          0.89%(1)            4.87%(1)
     $19.39      10.40%    $  444,107        91%          1.22%(1)          1.22%(1)           (0.50%)(1)
      18.95      33.91%       364,454       316%          1.11%             1.11%              (0.50%)
      16.07      27.34%       300,924       252%          1.22%             1.22%              (0.70%)
      12.62      14.83%       235,648       219%          1.23%             1.23%              (0.59%)
      10.99       9.90%        48,790        77%          1.33%(1)          1.33%(1)           (0.56%)(1)
- ----------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

- ---------------------------------------------------------------------------------------------------------------------------------
                                                             INCREASE (DECREASE) FROM
                                                              INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                      --------------------------------------   -------------------------------------
                                          NET ASSET      NET
                                            VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                              PERIOD      BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
         PORTFOLIO            ENDED       OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
- ---------------------------  --------     ---------   ----------   ------------   ----------   ----------   --------   ----------

AST Janus Overseas           06/30/00**    $25.10       $ 0.02        $(0.76)       $(0.74)      $(0.13)     $(0.18)      $(0.31)
  Growth                     12/31/99       13.74        (0.03)        11.39         11.36           --          --           --
                             12/31/98       11.87         0.04          1.88          1.92        (0.05)         --        (0.05)
                             12/31/97(4)    10.00         0.02          1.85          1.87           --          --           --
AST American Century         06/30/00**    $15.65       $ 0.03        $(0.67)       $(0.64)      $(0.08)     $(0.88)      $(0.96)
  Income & Growth            12/31/99       13.47         0.09          2.84          2.93        (0.11)      (0.64)       (0.75)
                             12/31/98       12.23         0.11          1.38          1.49        (0.07)      (0.18)       (0.25)
                             12/31/97(4)    10.00         0.07          2.16          2.23           --          --           --
AST American Century         06/30/00**    $15.30       $ 0.15        $(0.10)       $ 0.05       $(0.23)     $(0.88)      $(1.11)
  Strategic Balanced         12/31/99       13.66         0.20          1.56          1.76        (0.12)         --        (0.12)
                             12/31/98       11.34         0.11          2.29          2.40        (0.08)         --        (0.08)
                             12/31/97(4)    10.00         0.11          1.23          1.34           --          --           --
AST American Century         06/30/00**    $22.40       $ 0.04        $(1.36)       $(1.32)      $   --      $(0.82)      $(0.82)
  International Growth       12/31/99       13.66        (0.04)         8.88          8.84           --       (0.10)       (0.10)
                             12/31/98       11.52         0.03          2.12          2.15        (0.01)         --        (0.01)
                             12/31/97(4)    10.00        (0.03)         1.55          1.52           --          --           --
AST T. Rowe Price            06/30/00**    $11.39       $ 0.05        $ 1.40        $ 1.45       $(0.07)     $(0.63)      $(0.70)
  Small Company Value        12/31/99       11.44         0.08         (0.03)         0.05        (0.10)         --        (0.10)
                             12/31/98       12.88         0.09         (1.42)        (1.33)       (0.05)      (0.06)       (0.11)
                             12/31/97(4)    10.00         0.06          2.82          2.88           --          --           --
AST Marsico Capital          06/30/00**    $21.63       $(0.01)       $(1.40)       $(1.41)      $   --      $(0.52)      $(0.52)
  Growth                     12/31/99       14.20        (0.03)         7.48          7.45        (0.01)      (0.01)       (0.02)
                             12/31/98       10.03           --          4.17          4.17           --          --           --
                             12/31/97(5)    10.00         0.01          0.02          0.03           --          --           --
AST Cohen & Steers           06/30/00**    $ 8.36       $ 0.14        $ 0.70        $ 0.84       $(0.28)     $   --       $(0.28)
  Realty                     12/31/99        8.41         0.33         (0.15)         0.18        (0.23)         --        (0.23)
                             12/31/98(6)    10.00         0.28         (1.87)        (1.59)          --          --           --
AST Lord Abbett              06/30/00**    $10.87       $   --        $ 1.29        $ 1.29       $   --      $   --       $   --
  Small Cap Value            12/31/99        9.99        (0.03)         0.91          0.88           --          --           --
                             12/31/98(6)    10.00        (0.01)           --         (0.01)          --          --           --
AST Sanford Bernstein        06/30/00**    $14.96       $ 0.05        $(0.47)       $(0.42)      $(0.08)     $(0.95)      $(1.03)
  Managed Index 500          12/31/99       12.78         0.08          2.56          2.64        (0.06)      (0.40)       (0.46)
                             12/31/98(6)    10.00         0.06          2.72          2.78           --          --           --

- ------------------------------------------------------------------------------
(1) Annualized.
(4) Commenced operations on January 2, 1997.
(5) Commenced operations on December 22, 1997.
(6) Commenced operations on January 2, 1998.
 * For 1999 and 2000, includes commissions received by American Skandia
   Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note
   3 to the Financial Statements.
** Unaudited.

See Notes to Financial Statements.

- ----------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES
                   SUPPLEMENTAL DATA                       TO AVERAGE NET ASSETS*
    -----------------------------------------------   --------------------------------
    NET ASSET             NET ASSETS AT               AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE                  END OF       PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL       PERIOD       TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------

     $24.05      (3.16%)   $1,540,152        56%          1.17%(1)          1.18%(1)           0.33%(1)
      25.10      82.68%     1,551,045        76%          1.23%             1.23%             (0.18%)
      13.74      16.22%       607,206        97%          1.27%             1.27%              0.32%
      11.87      18.70%       255,705        94%          1.35%(1)          1.35%(1)           0.36%(1)
     $14.05      (3.71%)   $  478,761        29%          0.94%(1)          0.94%(1)           0.70%(1)
      15.65      22.98%       360,630       125%          0.98%             0.98%              0.86%
      13.47      12.27%       189,871        87%          1.00%             1.00%              1.05%
      12.23      22.30%       117,438        81%          1.23%(1)          1.23%(1)           1.24%(1)
     $14.24       0.71%    $  225,392        64%          1.09%(1)          1.09%(1)           2.22%(1)
      15.30      12.97%       216,748       104%          1.10%             1.10%              1.93%
      13.66      21.29%        91,043        95%          1.16%             1.13%              1.68%
      11.34      13.40%        28,947        76%          1.25%(1)          1.35%(1)           2.02%(1)
     $20.26      (6.40%)   $  301,870        54%          1.32%(1)          1.32%(1)           0.11%(1)
      22.40      65.20%       154,226       112%          1.50%             1.50%             (0.32%)
      13.66      18.68%        77,733       220%          1.65%             1.65%              0.10%
      11.52      15.10%        33,125       171%          1.75%(1)          1.75%(1)          (0.58%)(1)
     $12.14      13.62%    $  302,755        15%          1.12%(1)          1.12%(1)           0.84%(1)
      11.39       0.58%       261,493        26%          1.11%             1.11%              0.64%
      11.44     (10.53%)      304,072        10%          1.11%             1.11%              0.93%
      12.88      28.80%       199,896         7%          1.16%(1)          1.16%              1.20%(1)
     $19.70      (6.67%)   $1,908,574        61%          1.05%(1)          1.06%(1)          (0.21%)(1)
      21.63      52.58%     1,723,736       115%          1.08%             1.08%             (0.25%)
      14.20      41.59%       594,966       213%          1.11%             1.11%              0.16%
      10.03       0.30%         7,299         --          1.00%(1)          1.00%(1)           3.62%(1)
     $ 8.92      10.57%    $   89,986        34%          1.31%(1)          1.31%(1)           4.97%(1)
       8.36       2.26%        56,697        51%          1.27%             1.27%              4.95%
       8.41     (16.00%)       33,025        18%          1.30%(1)          1.30%(1)           5.02%(1)
     $12.16      11.87%    $  123,878        36%          1.17%(1)          1.17%(1)          (0.29%)(1)
      10.87       8.81%        74,192        85%          1.24%             1.24%             (0.36%)
       9.99      (0.10%)       41,788        58%          1.31%(1)          1.31%(1)          (0.21%)(1)
     $13.51      (2.47%)   $  725,914        78%          0.73%(1)          0.73%(1)           0.78%(1)
      14.96      21.23%       633,567       101%          0.79%             0.77%              0.74%
      12.78      27.90%       289,551       162%          0.80%(1)          0.86%(1)           1.07%(1)

- ------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

- ----------------------------------------------------------------------------------------------------------------------------------
                                                             INCREASE (DECREASE) FROM
                                                              INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                      --------------------------------------   -------------------------------------
                                          NET ASSET      NET
                                            VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                              PERIOD      BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
         PORTFOLIO            ENDED       OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
- ---------------------------  --------     ---------   ----------   ------------   ----------   ----------   --------   -----------

AST Kemper                   06/30/00**    $15.59       $(0.03)       $ 0.79        $ 0.76       $   --      $(0.89)      $(0.89)
  Small-Cap Growth           12/31/99(7)    10.00        (0.05)         5.64          5.59           --          --           --
AST MFS Global Equity        06/30/00**    $11.03       $ 0.04        $ 0.06        $ 0.10       $(0.01)     $(0.01)      $(0.02)
                             12/31/99(8)    10.00         0.01          1.02          1.03           --          --           --
AST MFS Growth               06/30/00**    $11.30       $ 0.01        $ 0.35        $ 0.36       $   --      $   --       $   --
                             12/31/99(8)    10.00         0.01          1.29          1.30           --          --           --
AST MFS Growth               06/30/00**    $10.52       $ 0.03        $ 0.08        $ 0.11       $(0.01)     $   --       $(0.01)
  with Income                12/31/99(8)    10.00         0.01          0.51          0.52           --          --           --
AST Alger                    06/30/00**(9)  $10.00      $   --        $(1.23)       $(1.23)      $   --      $   --       $   --
  All-Cap Growth
AST Janus Mid-Cap Growth     06/30/00**(10)  $10.00     $ 0.02        $ 0.15        $ 0.17       $   --      $   --       $   --

- ------------------------------------------------------------------------------

 (1) Annualized.
 (7) Commenced operations on January 4, 1999.
 (8) Commenced operations on October 18, 1999.
 (9) Commenced operations on December 31, 1999.
(10) Commenced operations on May 1, 2000.
 *   For 1999 and 2000, includes commissions received by American
     Skandia Marketing, Inc. under the Portfolio's Distribution
     Plan, as described in Note 3 to the Financial Statements.
**   Unaudited.

See Notes to Financial Statements.

- ----------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES
                   SUPPLEMENTAL DATA                       TO AVERAGE NET ASSETS*
    -----------------------------------------------   --------------------------------
    NET ASSET             NET ASSETS AT               AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE                  END OF       PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL       PERIOD       TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------

     $15.46       4.27%    $1,084,319        65%          1.12%(1)          1.12%(1)          (0.65%)(1)
      15.59      55.90%       841,984       133%          1.14%(1)          1.14%(1)          (0.67%)(1)
     $11.11       0.80%    $   12,203        35%          1.20%(1)          1.20%(1)           1.48%(1)
      11.03      10.40%         1,291       142%          1.75%(1)          2.11%(1)           0.75%(1)
     $11.66       3.21%    $   38,168       102%          1.02%(1)          1.02%(1)           0.22%(1)
      11.30      13.00%         4,868        60%          1.35%(1)          1.35%(1)           0.76%(1)
     $10.62       1.05%    $   34,668        28%          1.04%(1)          1.04%(1)           0.63%(1)
      10.52       5.20%         8,757         6%          1.23%(1)          1.23%(1)           1.45%(1)
     $ 8.77     (12.30%)   $  238,798        53%          1.23%(1)          1.23%(1)           0.00%(1)
     $10.17       1.70%    $   33,664         5%          1.26%(1)          1.26%(1)           1.76%(1)

- ------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)

- ------------------------------------------------------------------------------
1.  ORGANIZATION

American Skandia Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The
Trust was organized on October 31, 1988 as a Massachusetts business trust. The
Trust operates as a series company and, at June 30, 2000, issued 33 classes of shares of beneficial interest: AST AIM International Equity Portfolio
("International Equity"), AST Alliance Growth and Income Portfolio ("Growth and
Income"), AST JanCap Growth Portfolio ("JanCap Growth"), AST Money Market
Portfolio ("Money Market"), AST Neuberger Berman Mid-Cap Value Portfolio
("Mid-Cap Value"), AST AIM Balanced Portfolio ("Balanced"), AST Federated High
Yield Portfolio ("High Yield"), AST T. Rowe Price Asset Allocation Portfolio
("Asset Allocation"), AST PIMCO Total Return Bond Portfolio ("Total Return
Bond"), AST INVESCO Equity Income Portfolio ("Equity Income"), AST Janus
Small-Cap Growth Portfolio ("Janus Small-Cap Growth"), AST American Century
International Growth Portfolio II ("International Growth II") (formerly, AST T.
Rowe Price International Equity Portfolio), AST T. Rowe Price Global Bond
Portfolio ("Global Bond") (formerly, AST T. Rowe Price International Bond
Portfolio), AST Neuberger Berman Mid-Cap Growth Portfolio ("Neuberger Mid-Cap
Growth"), AST Founders Passport Portfolio ("Passport"), AST T. Rowe Price
Natural Resources Portfolio ("Natural Resources"), AST PIMCO Limited Maturity
Bond Portfolio ("Limited Maturity Bond"), AST Alliance Growth Portfolio
("Alliance Growth") (formerly, AST Oppenheimer Large-Cap Growth Portfolio), AST
Janus Overseas Growth Portfolio ("Overseas Growth"), AST American Century Income
& Growth Portfolio ("Income & Growth"), AST American Century Strategic Balanced
Portfolio ("Strategic Balanced"), AST American Century International Growth
Portfolio ("International Growth"), AST T. Rowe Price Small Company Value
Portfolio ("Small Company Value"), AST Marsico Capital Growth Portfolio
("Capital Growth"), AST Cohen & Steers Realty Portfolio ("Realty"), AST Lord
Abbett Small Cap Value Portfolio ("Small Cap Value"), AST Sanford Bernstein
Managed Index 500 Portfolio ("Managed Index 500") (formerly, AST Bankers Trust
Managed Index 500 Portfolio), AST Kemper Small-Cap Growth Portfolio ("Kemper
Small-Cap Growth"), AST MFS Global Equity Portfolio ("Global Equity"), AST MFS
Growth Portfolio ("MFS Growth"), AST MFS Growth with Income Portfolio ("Growth with Income"), AST Alger All-Cap Growth Portfolio ("All-Cap Growth"), and AST
Janus Mid-Cap Growth Portfolio ("Janus Mid-Cap Growth") (collectively the
"Portfolios").

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the
Trust, in conformity with generally accepted accounting principles, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation

Portfolio securities are valued at the close of trading on the New York Stock
Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

- ------------------------------------------------------------------------------

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of
Trustees. At June 30, 2000, there were no securities valued in accordance with such procedures.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

Foreign Currency Exchange Contracts

A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S.
dollars.

FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

Futures Contracts and Options

A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to

- ------------------------------------------------------------------------------

a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option)
or sell (in the case of a put option) the underlying security of the contract.
The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

Repurchase Agreements

A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date.
The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the
Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

Swap Agreements

A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged or "swapped"
between the parties are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract.
Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.

Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and
interest rate collars, under which a party sells a cap and purchases a floor or vice versa.

- ------------------------------------------------------------------------------

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Securities Loans

Each Portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least equal to the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

Interest income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent.

Lending securities involves certain risks, including the risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

- ------------------------------------------------------------------------------

At June 30, 2000, securities lending activities are summarized as follows:

                                                          MARKET VALUE
                                                         OF SECURITIES      MARKET VALUE     INCOME FROM
PORTFOLIO                                                   ON LOAN        OF COLLATERAL      LENDING*
- ---------                                                --------------    --------------    -----------

Growth and Income....................................    $  125,845,725    $  122,685,018     $133,153
JanCap Growth........................................     1,328,757,881     1,320,083,926      957,941
Mid-Cap Value........................................        71,402,577        73,153,329       91,084
Balanced.............................................        93,547,476        89,761,339      100,788
High Yield...........................................        13,944,113        14,738,880      146,841
Asset Allocation.....................................        80,204,302        81,925,710       58,560
Equity Income........................................        80,451,924        80,267,262       99,818
Janus Small-Cap Growth...............................       125,755,174       127,084,647      606,543
Neuberger Mid-Cap Growth.............................       177,696,911       177,177,541      134,464
Natural Resources....................................         8,686,275         9,099,015       19,458
Alliance Growth......................................       102,445,914       103,201,689       56,322
Income & Growth......................................        55,728,328        53,157,945       43,204
Strategic Balanced...................................        24,407,661        21,906,911       24,838
Small Company Value..................................        13,659,851        14,139,060       38,088
Capital Growth.......................................       247,388,008       250,406,392      282,269
Realty...............................................        11,019,725        10,372,500       18,479
Small Cap Value......................................         2,821,406         6,945,900       30,125
Managed Index 500....................................        54,432,979        55,724,782       56,580
Kemper Small-Cap Growth..............................       116,049,865       103,727,828      491,744
MFS Growth...........................................         5,945,463         5,999,125          314
Growth with Income...................................         3,325,058         3,365,172          141
All-Cap Growth.......................................        62,951,747        63,294,427       35,846
Janus Mid-Cap Growth.................................         6,383,737         6,504,590        1,687

* Income earned for the period is included in interest income on the Statements of Operations.

Investment Transactions and Investment Income

Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis.
Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

Expenses

Each Portfolio is charged for expenses that are directly attributable to it.
Common expenses of the Trust are allocated to the Portfolios in proportion to their net assets.

- ------------------------------------------------------------------------------

Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Net realized gains from investment transactions, if any, are distributed at least annually.
Distributions to shareholders are recorded on the ex-dividend date.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have entered into investment management agreements with American
Skandia Investment Services, Inc. (the "Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios: A I
M Capital Management, Inc. for International Equity and Balanced; Lord Abbett &
Co. for Small Cap Value; Janus Capital Corporation for JanCap Growth, Janus
Small-Cap Growth, Overseas Growth, and Janus Mid-Cap Growth; J. P. Morgan
Investment Management, Inc. for Money Market; Federated Investment Counseling
for High Yield; T. Rowe Price Associates, Inc. for Asset Allocation, Natural
Resources, and Small Company Value; Pacific Investment Management Co. for Total
Return Bond and Limited Maturity Bond; INVESCO Funds Group, Inc. for Equity
Income; Founders Asset Management, Inc. for Passport; Rowe Price-Fleming
International, Inc., a United Kingdom Corporation, for Global Bond; Neuberger
Berman Management, Inc. for Mid-Cap Value and Neuberger Mid-Cap Growth; American
Century Investment Management, Inc. for Income & Growth, Strategic Balanced,
International Growth, and International Growth II; Marsico Capital Management,
LLC for Capital Growth; Cohen & Steers Capital Management, Inc. for Realty;
Sanford C. Bernstein & Co., Inc. for Managed Index 500; Scudder Kemper
Investments, Inc. for Kemper Small-Cap Growth; Massachusetts Financial Services
Co. for Global Equity, MFS Growth, and Growth with Income; Alliance Capital
Management L.P. for Growth and Income and Alliance Growth; and Fred Alger
Management, Inc. for All-Cap Growth.

The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, .75%, .90%, .50%, .90%, .75%, .75%, .85%, .65%, .75%,
 .90%, 1.00%, .80%, .90%, 1.00%, .90%, .65%, .90%, 1.00%, .75%, .85%, 1.00%,
 .90%, .90%, 1.00%, .95%, .60%, .95%, 1.00%, .90%, .90%, .95%, and 1.00% of the
average daily net assets of the International Equity, Growth and Income, JanCap
Growth, Money Market, Mid-Cap Value, Balanced, High Yield, Asset Allocation,
Total Return Bond, Equity Income, Janus Small-Cap Growth, International Growth
II, Global Bond, Neuberger Mid-Cap Growth, Passport, Natural Resources, Limited
Maturity Bond, Alliance Growth, Overseas Growth, Income & Growth, Strategic
Balanced, International Growth, Small Company Value, Capital Growth, Realty,
Small Cap Value, Managed Index 500, Kemper Small-Cap Growth, Global Equity, MFS
Growth, Growth with Income, All-Cap Growth, and Janus Mid-Cap Growth Portfolios,
respectively. The fees for International Equity are at the rate of .85% for average daily net assets in excess of $75 million, for Mid-Cap Value, Neuberger
Mid-Cap Growth, and Alliance Growth are at the rate of .85% for average daily net assets in excess of $1 billion, for Balanced are at the rate of .70% for average daily net assets in excess of $300 million, and for Kemper Small-Cap
Growth are at the rate of .90% for average daily net assets in excess of $1 billion. During the six months ended June 30, 2000, the Investment Manager voluntarily waived .05% from its fee for the Money Market Portfolio and .05%
from its fee on average daily net assets in excess of $1 billion for the JanCap
Growth, Growth and Income, and Capital Growth

- ------------------------------------------------------------------------------

Portfolios. From March 31, 2000 to June 30, 2000, the Investment Manager
voluntarily waived .05% from its fee on average daily net assets in excess of $1 billion for the Total Return Bond, Equity Income, Janus Small-Cap Growth, and
Overseas Growth Portfolios. The Investment Manager pays each Sub-advisor a fee as compensation for advisory services provided to the Portfolios.

On May 1, 2000, Alliance Capital Management L.P. became Sub-advisor to AST
Alliance Growth and Income Portfolio (formerly, AST Lord Abbett Growth and
Income Portfolio, sub-advised by Lord Abbett & Co.) and AST Alliance Growth
Portfolio (formerly, AST Oppenheimer Large-Cap Growth Portfolio, sub-advised by
OppenheimerFunds, Inc.).

On May 1, 2000, Sanford C. Bernstein & Co, Inc. became Sub-advisor to AST
Sanford Bernstein Managed Index 500 Portfolio (formerly, AST Bankers Trust
Managed Index 500 Portfolio, sub-advised by Bankers Trust Co.).

On May 1, 2000, American Century Investment Management, Inc. became Sub-advisor to AST American Century International Growth II Portfolio (formerly, AST T. Rowe
Price International Equity Portfolio, sub-advised by Rowe Price-Fleming
International, Inc.).

The Trust has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the
Investment Company Act of 1940. The Plan permits American Skandia Marketing,
Incorporated ("ASMI") to receive brokerage commissions in connection with purchases and sales of securities by the Portfolios, and to use these commissions to promote the sale of variable contracts, the premiums for which are invested in shares of the Trust. Under the Plan, securities transactions for a Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASMI for "introducing" transactions to the clearing broker. In turn, ASMI uses the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers.

Commissions received by ASMI under the Plan are reflected in the cost of securities purchased and the proceeds from the sale of securities. These commissions are shown in the Statements of Operations as "Distribution Fees" and
a corresponding reduction "Fees Paid Indirectly". Net expenses of the Portfolios are unaffected by these commissions. For the six months ended June 30, 2000, commissions received by ASMI totaled $3,356,739.

The Trust has entered into an agreement with American Skandia Life Assurance
Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of .10% of each Portfolio's average daily net assets.

Certain officers and Trustees of the Trust are officers or directors of the
Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

4.  TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under the
Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

- ------------------------------------------------------------------------------

Income and capital gains of the Portfolios are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

Capital Loss Carryforwards

At December 31, 1999, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                                        EXPIRATION
                                                                       DECEMBER 31,
                                                    ---------------------------------------------------
                                       AMOUNT         2004         2005          2006          2007
                                     -----------    --------    ----------    ----------    -----------

High Yield.......................    $ 3,504,698    $     --    $       --    $       --    $ 3,504,698
Total Return Bond................     23,034,821          --            --            --     23,034,821
Global Bond......................      1,753,510          --            --            --      1,753,510
Limited Maturity Bond............      1,947,158     496,087            --            --      1,451,071
Realty...........................      2,479,752          --            --       569,675      1,910,077
Small Cap Value..................      1,275,730          --            --     1,275,730             --
MFS Growth.......................          1,705          --            --            --          1,705
Growth with Income...............          1,855          --            --            --          1,855

- ------------------------------------------------------------------------------

5.  PORTFOLIO SECURITIES

Purchases and sales of securities, other than short-term obligations, during the six months ended June 30, 2000, were as follows ($ in thousands):

                                                   U.S. GOVERNMENT SECURITIES        OTHER SECURITIES
                                                   --------------------------    ------------------------
                                                    PURCHASES        SALES       PURCHASES       SALES
                                                   -----------    -----------    ----------    ----------

AIM International Equity.......................    $       --     $       --     $  342,529    $  309,865
Growth and Income..............................            --             --      1,285,974     1,234,205
JanCap Growth..................................            --             --      1,262,124       921,672
Mid-Cap Value..................................            --             --        604,782       590,373
Balanced.......................................        32,322         30,758        238,443       138,600
High Yield.....................................            82            856         70,276        75,334
Asset Allocation...............................        23,342         17,881         45,249        59,955
Total Return Bond..............................     1,949,619      1,649,794        214,444       162,911
Equity Income..................................        11,082          9,658        408,827       329,150
Janus Small-Cap Growth.........................            --             --        633,892       645,185
International Growth II........................            --             --        466,186       515,242
Global Bond....................................        43,362          7,180         90,780       134,682
Neuberger Mid-Cap Growth.......................            --             --        571,818       303,141
Passport.......................................            --             --        992,048       841,873
Natural Resources..............................            --             --         73,383        61,952
Limited Maturity Bond..........................        39,680         29,578        276,387       126,089
Alliance Growth................................            --             --        413,451       341,574
Overseas Growth................................            --             --        775,815       717,180
Income & Growth................................            --             --        268,106       118,939
Strategic Balanced.............................         1,730          3,033        147,978       132,278
International Growth...........................            --             --        240,194       104,760
Small Company Value............................            --             --         46,258        41,377
Capital Growth.................................            --             --      1,365,175     1,041,083
Realty.........................................            --             --         50,787        23,462
Small Cap Value................................            --             --         70,098        31,558
Managed Index 500..............................         2,617          6,749        654,804       496,234
Kemper Small-Cap Growth........................            --             --        783,522       584,953
Global Equity..................................            --             --         11,848         1,657
MFS Growth.....................................            --             --         49,904        19,024
Growth with Income.............................            --             --         29,523         4,967
All-Cap Growth.................................            --             --        315,262        63,988
Janus Mid-Cap Growth...........................            --             --         25,607           792

- ------------------------------------------------------------------------------

At June 30, 2000, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows ($ in thousands):

                                                                   GROSS           GROSS        NET UNREALIZED
                                                  AGGREGATE      UNREALIZED      UNREALIZED      APPRECIATION
                                                     COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                  ----------    ------------    ------------    --------------

AIM International Equity......................    $  602,849     $  171,540      $ (21,116)       $  150,424
Growth and Income.............................     1,440,172        112,254        (80,493)           31,761
JanCap Growth.................................     3,395,537      2,770,202       (256,930)        2,513,272
Mid-Cap Value.................................       654,667         64,086        (35,420)           28,666
Balanced......................................       501,510        100,247        (14,529)           85,718
High Yield....................................       685,908          5,564        (95,540)          (89,976)
Asset Allocation..............................       348,046        108,331        (20,919)           87,412
Total Return Bond.............................     1,527,046          4,017        (25,474)          (21,457)
Equity Income.................................       995,479        207,181        (49,498)          157,683
Janus Small-Cap Growth........................       851,718        339,776       (125,372)          214,404
International Growth II.......................       428,271         47,060        (20,148)           26,912
Global Bond...................................       135,448          3,459         (8,544)           (5,085)
Neuberger Mid-Cap Growth......................       648,322        134,971        (20,065)          114,906
Passport......................................       331,194         28,991        (21,702)            7,289
Natural Resources.............................       115,262         11,734        (10,916)              818
Limited Maturity Bond.........................       458,732            248         (6,405)           (6,157)
Alliance Growth...............................       416,058         45,798        (18,071)           27,727
Overseas Growth...............................     1,079,135        493,709        (27,359)          466,350
Income & Growth...............................       452,151         58,748        (32,855)           25,893
Strategic Balanced............................       215,709         22,336        (10,605)           11,731
International Growth..........................       273,725         35,271         (7,184)           28,087
Small Company Value...........................       308,210         50,646        (57,261)           (6,615)
Capital Growth................................     1,515,639        462,140        (69,650)          392,490
Realty........................................        87,572          4,658         (3,903)              755
Small Cap Value...............................       108,875         20,481         (5,130)           15,351
Managed Index 500.............................       699,989         66,743        (42,634)           24,109
Kemper Small-Cap Growth.......................       856,369        326,866        (98,681)          228,185
Global Equity.................................        12,533            758           (444)              314
MFS Growth....................................        36,757          2,594           (920)            1,674
Growth with Income............................        33,813          2,106         (1,248)              858
All-Cap Growth................................       246,896         13,707        (22,350)           (8,643)
Janus Mid-Cap Growth..........................        35,552          1,518         (1,386)              132

- ------------------------------------------------------------------------------

6.  WRITTEN OPTIONS TRANSACTIONS

Written options transactions, during the six months ended June 30, 2000, were as follows:

                                                             BALANCED              TOTAL RETURN BOND
                                                      ----------------------    -----------------------
                                                      NUMBER OF                 NUMBER OF
                                                      CONTRACTS     PREMIUM     CONTRACTS     PREMIUM
                                                      ---------    ---------    ---------    ----------

Balance at beginning of year......................       540       $ 231,037      16,970     $  862,050
Written...........................................        18         100,527       4,737      1,396,621
Expired...........................................      (390)       (165,864)    (15,086)      (989,060)
Exercised.........................................        --              --          --             --
Closed............................................      (150)        (65,173)     (4,104)      (558,299)
                                                        ----       ---------     -------     ----------
Balance at end of year............................        18       $ 100,527       2,517     $  711,312
                                                        ====       =========     =======     ==========

                                                        LIMITED MATURITY BOND
                                                        ----------------------
                                                        NUMBER OF
                                                        CONTRACTS     PREMIUM
                                                        ---------    ---------

Balance at beginning of year........................          --     $      --
Written.............................................         490       206,957
Expired.............................................          --            --
Exercised...........................................          --            --
Closed..............................................        (249)     (176,005)
                                                         -------     ---------
Balance at end of year..............................         241     $  30,952
                                                         =======     =========

At June 30, 2000, Balanced, Total Return Bond and Limited Maturity Bond had
sufficient cash and/or securities at least equal to the value of written options.

7.  LINE OF CREDIT

The Portfolios and other affiliated funds participate in a $100 million unsecured, committed line of credit, provided by a syndication of banks, under a line of credit agreement. Borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Portfolio, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of .09% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter. At June 30, 2000, there were no borrowings under the agreement.

                                                             APPENDIX B

                                           Description of Certain Debt Securities Ratings
                                           ----------------------------------------------

Moody's Investors Service, Inc. ("Moody's")

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest  degree of investment  risk and are generally  referred to as "gilt edge." Interest  payments are protected by a large, or  exceptionally  stable,  margin,  and principal  is secure.  While the various  protective  elements  are likely to change,  such  changes as can be  visualized  are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds  which are  rated Aa are  judged to be of high  quality  by all  standards.  Together  with the Aaa group  they comprise what are generally  known as high grade bonds.  They are rated lower than the best bonds because  margins of protection may not be as large as in Aaa  securities  or  fluctuation  of  protective  elements  may be of greater  amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable  investment  attributes and are to be considered as  upper-medium-grade obligations.  Factors giving security to principal and interest are considered  adequate,  but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade  obligations  (i.e.,  they are neither highly protected nor poorly secured).  Interest payments and principal  security appear adequate for the present but certain  protective  elements may be lacking  or may  be  characteristically  unreliable  over  any  great  length  of  time.  Such  bonds  lack  outstanding  investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds  which  are rated Ba are  judged to have  speculative  elements;  their  future  cannot be  considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded  during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

         B -- Bonds  which are rated B  generally  lack  characteristics  of a  desirable  investment.  Assurance  of  interest  and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor  standing.  Such issues may be in default or there may be present  elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent  obligations  which are  speculative  in a high  degree.  Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest  rated  class of bonds and issues so rated can be regarded as having  extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's")

         AAA -- Debt rated AAA has the highest rating  assigned by Standard & Poor's.  Capacity to pay interest and repay  principal is extremely strong.

         AA -- Debt rated AA has a strong  capacity to pay interest and repay  principal,  and differs from the highest rated issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay  principal,  although it is somewhat more  susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is  regarded  as having an  adequate  capacity  to pay  interest  and repay  principal.  Whereas  they normally exhibit adequate protection  parameters,  adverse economic conditions or changing  circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly  speculative  characteristics with respect to capacity to pay interest and repay  principal.  BB indicates  the least degree of  speculation  and C the highest.  While such debt will likely have some quality and protective  characteristics,  these are outweighed by large  uncertainties of major risk exposures to adverse conditions.

         BB -- Debt rated BB has less near-term  vulnerability to default than other  speculative  issues.  However,  it faces major ongoing  uncertainties or exposure to adverse business,  financial,  or economic  conditions which could lead to inadequate capacity to meet timely  interest and principal  payments.  The BB rating is also used for debt  subordinated to senior debt that is assigned an actual or implied BBB rating.

         B -- Debt rated B has a greater  vulnerability  to default but  currently  has the capacity to meet  interest  payments and principal  repayments.  Adverse  business,  financial,  or economic  conditions  will likely impair  capacity or  willingness to pay interest and repay  principal.  The B rating  category is also used for debt  subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC -- Debt rated CCC has a currently  identifiable  vulnerability  to default,  and is dependent upon favorable  business, financial,  and  economic  conditions  to meet timely  payment of  interest  and  repayment  of  principal.  In the event of adverse business,  economic or financial  conditions,  it is not likely to have the capacity to pay  interest and repay  principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC  typically  is applied to debt  subordinated  to senior  debt that is assigned an actual or implied CCC rating.

         C -- The C rating may be used to cover a situation where a bankruptcy  petition has been filed,  but debt service  payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment  default.  The D rating category is used when interest  payments or principal  payments are not made on the date due,  even if the  applicable  grace  period  has not  expired,  unless  Standard & Poor's  believes  that such payments  will be made  during such grace  period.  The D rating  also will be used upon the filing of  bankruptcy  petition if debt service payments are jeopardized.

         Plus (+) or minus (-) -- Ratings  from AA to CCC may be modified by the  addition of a plus of minus sign to show  relative standing within the major rating categories.

                                          Description of Certain Commercial Paper Ratings
                                          -----------------------------------------------

Moody's

         Prime-1 -- Issuers rated Prime-1 (or supporting  institutions)  have a superior ability for repayment of senior  short-term debt  obligations.  Prime-1  repayment  ability will often be evidenced by many of the  following  characteristics:  leading  market positions in  well-established  industries;  high rates of return on funds  employed;  conservative  capitalization  structures with moderate  reliance on debt and ample  asset  protection;  broad  margins in earnings  coverage of fixed  financial  charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 -- Issuers  rated  Prime-2 (or related  supporting  institutions)  have a strong  ability for  repayment  of senior short-term debt  obligations.  This will normally be evidenced by many of the  characteristics  cited above, but to a lesser degree.
Earnings trends and coverage ratios,  while sound,  may be more subject to variation.  Capitalization  characteristics,  while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

         Prime-3 -- Issuers rated Prime-3 (or related  supporting  institutions)  have an acceptable ability for repayment of senior short-term debt obligations.  The effect of industry  characteristics  and market  compositions may be more pronounced.  Variability in earnings and  profitability  may result in changes in the level of debt protection  measurements and may require  relatively high financial leverage.  Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

         A-1 -- This  highest  category  indicates  that the  degree of safety  regarding  time  payment  is  strong.  Those  issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

         A-2 -- Capacity for timely  payment on issues with this  designation  is  satisfactory.  However,  the  relative  degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this designation have adequate capacity for timely payment.  They are,  however,  more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt rated D is in payment  default.  The D rating  category is used when interest  payments or principal  payments are not made on the date due,  even if the  applicable  grace  period  has not  expired,  unless  Standard & Poor's  believes  that such payments will be made during such grace period.